UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-08236

Northern Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Funds

50 South LaSalle Street

Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-2790

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

EQUITY FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	INCOME EQUITY FUND

27	INTERNATIONAL EQUITY FUND

30	LARGE CAP CORE FUND

34	LARGE CAP EQUITY FUND

36	LARGE CAP VALUE FUND

40	SMALL CAP CORE FUND

64	SMALL CAP VALUE FUND

75	TECHNOLOGY FUND

77	NOTES TO THE FINANCIAL STATEMENTS

89	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

90	TAX INFORMATION

91	FUND EXPENSES

93	TRUSTEES AND OFFICERS

99	INVESTMENT CONSIDERATIONS

100	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. economy experienced significant improvement over the 12-month reporting period ended March 31, 2015, with positive growth trends, low inflation and declining unemployment. Consumer, business and government spending all experienced a marked rise compared with recent years. The strengthening economy led the U.S. Federal Reserve to conclude its quantitative easing program in October 2014, while signaling a possible increase in interest rates in the latter half of 2015. Meanwhile, the European Central Bank implemented a quantitative easing program in an attempt to boost growth and improve economic sentiment within the Eurozone. The uncertain impact of such far-reaching policies and an environment of heightened geopolitical uncertainty contributed to an elevated level of market volatility during much of the period.

The Income Equity Fund returned 9.40% for the reporting period, compared to 12.73% for the benchmark the S&P 500® Index. The most significant factors in the Fund’s relative performance included our defensive positioning early in the period through the holding of convertible bonds, as well as stock selection and sector exposures. Our defensive weighting in convertibles led to about half of the underperformance for the 12 months, as these securities lagged significantly as the market rallied early in the period. Overall stock selection and sector allocation contributed roughly equally to the Fund’s negative relative performance for the full period.

The Fund’s underweighting of the healthcare sector and cash position led to the bulk of relative underperformance attributed to sector allocation. Within the health care sector, the Fund was underweight non-dividend-paying biotechnology stocks and low-dividend-yielding supply companies that led returns. Selection in the materials sector was negative due to holdings of companies with oil/commodity price sensitivity. In the technology sector, negative stock selection was led by an underweight to Apple. These positions were offset to a degree by positive stock selection in the industrials and financials sectors. We will continue to focus on stock selection with consistent emphasis on identifying high-quality, dividend-paying companies.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INCOME EQUITY	9.40%	11.79%	8.29%	8.80%
S&P 500® INDEX	12.73	14.47	8.01	9.67

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

JOHN A. FERGUSON With Northern Trust since 2009
JACOB C. WEAVER With Northern Trust since 1998

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOIEX
INCEPTION DATE	04/01/94
NET ASSETS	$332 MILLION
NET ASSET VALUE	$12.74
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.10%
NET EXPENSE RATIO	1.00%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Non-U.S. stock performance was generally flat during the 12-month reporting period ended March 31, 2015. In an environment of weak global growth, declining commodity prices and ongoing geopolitical tensions, investors also focused on central bank stimulus measures. The European Central Bank launched its long-anticipated quantitative easing program, while other leading central banks, including the Bank of Japan and the People’s Bank of China, continued their accommodative policies. The optimism that these programs triggered provided some support to international stock prices.

The International Equity Fund posted a total return of -2.91% for the reporting period, compared with -0.92% for the Fund’s benchmark, the MSCI EAFE® Index. Overall stock selection was generally positive, and specific selection within the consumer discretionary, financials and communication services sectors added to returns. Stock selection in the information technology and consumer staples sectors detracted from performance. An overweight position in energy stocks also weighed on returns. From a regional perspective, an out-of-benchmark position in Brazil and an underweight in Japan were subtractive. Stock selection in Japan, the U.K. and Hong Kong, along with underweight positions in Australia and the U.K., contributed to results.

We believe that correlations among Index constituents are slowly returning to more typical levels. These factors should help to create an improved environment for stock selection. We remain optimistic regarding our active security selection, which emphasizes fundamental research to identify mispriced stocks. We seek to hold these undervalued stocks until they reach what our research identifies as their intrinsic value.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY	–2.91%	5.69%	5.08%	4.97%
MSCI EAFE® INDEX	–0.92	6.16	4.95	5.22

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles due to the movement of open foreign markets at a time when the U.S. market was closed. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

DOUGLAS McELDOWNEY With Northern Trust since 2006

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOIGX
INCEPTION DATE	04/01/94
NET ASSETS	$212 MILLION
NET ASSET VALUE	$9.39
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.17%
NET EXPENSE RATIO	1.09%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Large Cap Core Fund returned 10.81% during the 12-month reporting period ended March 31, 2015, underperforming the 12.73% returns of its benchmark, the S&P 500® Index. The U.S. equity market rally has now extended to six years, with the S&P 500® Index reaching new highs. The U.S. economy has rebounded with strong employment, low inflation, low oil prices and modest gross domestic product growth. This environment has allowed the U.S. Federal Reserve to keep interest rates low despite ending its quantitative easing program. Other global economies have not experienced the same strength, and therefore many central banks have remained accommodative. The global markets have continued to experience spikes in volatility as a result of geopolitical events. The violence and lack of stability in the Middle East, the ongoing bailout negotiations between the Eurozone and Greece, and Russia’s aggressive posture in Ukraine have kept risk premiums elevated. As the global economic outlook improves and such concerns subside, investors should eventually shift their focus to company fundamentals.

Market performance was driven by momentum and quality over the period, with mixed results from value-oriented securities. While investors generally preferred lower risk securities, there were short periods when risky assets spiked in value. Securities with a high dividend yield also had strong performance throughout the 12 months. The significant drop in oil prices to below $50 per barrel led to weak performance in the energy sector. Health care and information technology led the market, while energy was the only sector to experience negative returns during the period.

The Fund’s underperformance relative to the benchmark was generated from a number of sectors, led by industrials and consumer staples. Despite large differences in returns among economic sectors, stock selection was the most significant positive contributor to the Fund’s relative performance, with sector allocation broadly neutral. Our process considers and ranks companies based on three general criteria to inform investment decisions: valuation, sentiment and quality. Momentum, a measure of market sentiment, and quality, were the best-performing factors during the period, while valuation underperformed.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
LARGE CAP CORE	10.81%	16.81%	14.82%	7.26%
S&P 500® INDEX	12.73	16.11	14.47	7.67

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

MARK C. SODERGREN
With Northern Trust since 2007

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOLCX
INCEPTION DATE	12/16/05
NET ASSETS	$170 MILLION
NET ASSET VALUE	$15.42
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.24%
NET EXPENSE RATIO	0.62%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

LARGE CAP EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The S&P 500® Index posted double-digit gains in the 12-month reporting period ended March 31, 2015, extending its multi-year rally to new highs. Investors remained committed to equities over the time period, digesting the impact of the end of the U.S. Federal Reserve’s quantitative easing program, geopolitical events in the Middle East, Europe and Russia, plummeting oil prices and continued low interest rates. Health care was the strongest S&P 500 sector, driven in large part by biotechnology stocks. Energy was the only sector with a negative return for the period, impacted by the roughly 50% decline in the price of oil over the period.

The Large Cap Equity Fund returned 12.02% for the reporting period, versus 12.73% for the Fund’s benchmark, the S&P 500® Index. Positive contributions to the Fund’s relative performance from the information technology, health care and telecommunication services sectors were offset by weak relative performance in the energy, financials and industrials sectors. Individual holdings that made the largest positive contributions to relative performance were overweight positions in Apple Inc., NXP Semiconductors NV and CVS Health Corporation. The largest detractors from the Fund’s relative performance were overweight positions in Apache Corporation, Precision Castparts Corp. and National Oilwell Varco, Inc.

We will continue to leverage our deep fundamental research as we seek to uncover opportunities created by market emotion, and to arbitrage investment time horizons. The Fund’s focus will remain on identifying attractively valued companies with strong management teams and defensible businesses exposed to favorable secular, cyclical and/or internal trends.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
LARGE CAP EQUITY	12.02%	13.08%	7.26%	8.12%
S&P 500® INDEX	12.73	14.47	8.01	9.67

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

THOMAS WOODEN With Northern Trust since 2014
CHRIS SHIPLEY With Northern Trust since 2000

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOGEX
INCEPTION DATE	04/01/94
NET ASSETS	$145 MILLION
NET ASSET VALUE	$22.28
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	0.95%
NET EXPENSE RATIO	0.86%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. economy has had plenty of good news recently, with exceptional growth in GDP, low inflation and an abating unemployment rate. Consumer, business and government spending have all seen marked improvements over recent years. The strengthening economy led the U.S. Federal Reserve to conclude its quantitative easing program as of October 2014, and to signal a possible rise in interest rates during the latter half of 2015. Meanwhile, the European Central Bank was forced to implement a full-blown quantitative easing program in an attempt to boost growth and improve economic sentiment within the Eurozone. The uncertain impact of such far-reaching policies contributed to a significant increase in market volatility during much of the trailing 12 months.

The Large Cap Value Fund returned 10.39% during the 12-month reporting period ended March 31, 2015, outperforming the 9.33% return of its benchmark, the Russell 1000® Value Index. Much of the outperformance was driven by stock selection within the energy, financials and materials sectors. Energy was the bottom-performing sector within the Index during the reporting period due to a nearly 50% decline in oil prices. The Fund benefited from exposure to the highest quality energy companies, which significantly outperformed less profitable and debt-saddled lower-quality issues within the sector. A deeper value tilt relative to the benchmark in the materials and information technology sectors also contributed significantly to performance. Stock selection within the consumer discretionary and telecom sectors detracted from returns. Value as a standalone factor drastically underperformed both the market and growth factors. The intersection of value with the highest quintiles of quality outperformed the broader market, however. The Fund’s exposure to this segment of the market, particularly within health care, contributed significantly to performance.

More recently, the positive outlook for the U.S. economy has dampened as businesses tread cautiously in an uncertain policy environment, and the strengthening dollar hurts U.S. exporters. We believe that a disciplined approach to selecting high quality investments while avoiding expensive stocks should yield positive performance in the current macroeconomic environment and over the longer term.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
LARGE CAP VALUE	10.39%	10.71%	5.68%	6.28%
RUSSELL 1000® VALUE INDEX	9.33	13.75	7.21	6.82

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Value Index is an unmanaged index measuring the performance of those companies included in the Russell 1000® Index having lower price-to-book ratios and forecasted growth values.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

MARK C. SODERGREN With Northern Trust since 2007

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOLVX
INCEPTION DATE	08/03/00
NET ASSETS	$105 MILLION
NET ASSET VALUE	$13.99
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.05%
NET EXPENSE RATIO	0.86%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

SMALL CAP CORE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Core Fund returned 10.33% during the 12-month reporting period ended March 31, 2015, outperforming the 8.21% return of its benchmark, the Russell 2000® Index. Changing expectations regarding oil prices, central bank actions and economic growth fueled volatility and weighed on the performance of small cap stocks relative to their larger-cap peers for much of the year. However, small caps recovered during the first calendar quarter as the appeal of more domestically focused businesses led to renewed interest in the asset class.

Energy stocks underperformed due to the decline in oil prices, while consumer and biotechnology stocks outperformed. Consistent with our approach, Fund returns were driven primarily by stock selection rather than sector allocations. Our stock selection was strongest within the industrials and energy sectors, where the lowest quality stocks as defined by the Fund’s stock selection model significantly underperformed healthier companies. The Fund’s stock picks in health care were less sucessful, however, as the lower quality stocks in the sector typically generated the strongest relative performance.

The smallest-capitalization groups within the Fund outperformed similarly sized companies in the Index, contributing to the Fund’s outperformance. The Fund’s holdings in the larger-capitalization groups also outperformed, aiding returns. Companies with higher valuations generally outpaced those in the lower valuation tiers, but the Fund’s neutral approach to valuation resulted in only a modest positive contribution to performance. The Fund’s bias to companies with higher margins and profitability resulted in positive results despite the outperformance of less profitable stocks in select sectors.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP CORE	10.33%	15.83%	9.59%	7.63%
RUSSELL 2000® INDEX	8.21	14.57	8.82	8.60

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies in the Russell 3000® Index, based on market capitalization.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

ROBERT H. BERGSON With Northern Trust since 1997

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NSGRX
INCEPTION DATE	09/30/99
NET ASSETS	$280 MILLION
NET ASSET VALUE	$22.26
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.86%
NET EXPENSE RATIO	0.75%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP VALUE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Small-cap stocks underperformed large caps during 2014. The asset class experienced improved relative performance in the first three months of 2015, however, as concerns about valuations abated, and the appeal of more domestically focused companies revived interest in the asset class. Energy stocks lagged throughout the year. Health care companies led performance, as biotechnology and pharmaceuticals pulled ahead beginning in the third quarter of 2014. This rally helped to fuel the trend of outperformance for riskier, less profitable and smaller companies during the first quarter of 2015.

The Small Cap Value Fund returned 7.80% during the 12-month reporting period ended March 31, 2015, outperforming the 4.43% return of its benchmark, the Russell 2000® Value Index. Despite periods of underperformance, higher quality stocks as defined by the Fund’s stock selection model outperformed lower quality stocks during the period, as expectations of central bank actions motivated increased risk taking in the small-cap market. Profitability was an important driver of performance, as stocks without earnings, returns on equity or cash flows underperformed significantly. The strong return of biotechnology companies, where these characteristics did not hinder performance, was a notable exception. Lower quality stocks also outperformed in the utilities sector, leading the Fund to produce its weakest stock selection results in this market segment. Our stock selection was strongest within the technology and industrials sectors, where more profitable and higher quality companies performed well.

Valuation was not a significant source of returns, although more richly valued stocks generally outperformed those with lower valuations. The Fund’s overall neutral valuations relative to the benchmark resulted in a modest positive contribution. The Fund’s underweight in stocks with very low or negative cash flow characteristics was advantageous, however, as those stocks were consistent underperformers.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
Small Cap Value	7.80%	14.20%	8.69%	10.48%
Russell 2000® Value Index	4.43	12.54	7.53	10.49

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Value Index is an unmanaged index measuring the performance of those companies included in the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGER

ROBERT H. BERGSON With Northern Trust since 1997

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOSGX
INCEPTION DATE	04/01/94
NET ASSETS	$3.0 BILLION
NET ASSET VALUE	$21.61
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.26%
NET EXPENSE RATIO	1.00%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TECHNOLOGY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Technology Fund returned 15.54% during the 12-month reporting period ended March 31, 2015, outperforming the 12.73% return of its benchmark, the S&P 500® Index. Both of the Fund’s focus sectors — information technology and health care — outperformed the broader market. Within technology, our focus on companies benefiting from secular trends, including cloud computing and mobility, helped drive the gains. In health care, gains have been driven by product pipeline inflections and revenue acceleration from the Affordable Care Act (ACA) or merger activity.

Within information technology, the shift to cloud computing remains an important investment theme, as it lowers costs, improves business agility and enhances productivity. With muted technology spending growth, increasing subscription based revenue streams and higher costs to deliver technology as a service, we believe it could be difficult for many large cap legacy technology companies to continue to grow cash flows and support record high profit levels. We believe technology hardware vendors are most at risk in this transition given accelerating commoditization, and prefer software vendors with highly profitable maintenance revenue streams that can support sustainable earnings and cash flows. We have opportunistically added to the Fund’s holdings in companies with next-generation software and Internet companies, which are benefitting as more companies build out their digital business models. VMW was the Fund’s largest detractor in technology, as the company experienced slowing growth from the shift to cloud computing and also lower margins due to acquisitions.

We also continued to increase the Fund’s exposure to the health care sector, where we saw opportunities for above-average growth. The ACA is now in its second year, but Republicans took control of the Senate, and the Supreme Court decided to review another case relating to the legislation. Both of these developments fueled short-term volatility in health care stocks, but we positioned the Fund for the expectation that much of the ACA will remain in place. We also saw an elevated amount of merger & acquisition activity, as companies viewed larger scale as a distinct advantage under the ACA.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
TECHNOLOGY	15.54%	14.33%	8.51%	8.95%
S&P 500® INDEX	12.73	14.47	8.01	8.31

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

DEBORAH L. KOCH With Northern Trust since 2003
SANDEEP SOORYA With Northern Trust since 2011

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NTCHX
INCEPTION DATE	04/01/96
NET ASSETS	$84 MILLION
NET ASSET VALUE	$23.72
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.35%
NET EXPENSE RATIO	1.26%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	LARGE CAP CORE FUND	LARGE CAP EQUITY FUND
ASSETS:
Investments, at value	$315,559	$208,090	$168,313	$143,530
Investments in affiliates, at value	17,222	1,785	1,272	1,818
Foreign currencies, at value (cost $307)	–	305	–	–
Dividend income receivable	788	662	241	164
Receivable for foreign tax reclaimable	–	998	–	–
Receivable for securities sold	–	855	–	48
Receivable for fund shares sold	134	17	33	18
Receivable from investment adviser	6	4	12	1
Prepaid and other assets	1	1	1	1
Total Assets	333,710	212,717	169,872	145,580
LIABILITIES:
Payable for securities purchased	1,035	880	–	–
Payable for variation margin on futures contracts	33	–	10	–
Payable for fund shares redeemed	612	24	64	39
Payable to affiliates:
Management fees (Note 5)	61	41	14	23
Custody and accounting fees	3	7	14	2
Shareholder servicing fees	60	5	8	4
Transfer agent fees	1	1	–	–
Trustee fees	3	10	9	9
Accrued other liabilities	45	104	42	44
Total Liabilities	1,853	1,072	161	121
Net Assets	$331,857	$211,645	$169,711	$145,459
ANALYSIS OF NET ASSETS:
Capital stock	$294,531	$317,507	$176,899	$103,822
Accumulated undistributed net investment income (loss)	209	1,347	52	5
Accumulated undistributed net realized gain (loss)	7,113	(148,638)	(14,955)	(4,836)
Net unrealized appreciation	30,004	41,429	7,715	46,468
Net Assets	$331,857	$211,645	$169,711	$145,459
Shares Outstanding ($.0001 par value, unlimited authorization)	26,045	22,536	11,007	6,529
Net Asset Value, Redemption and Offering Price Per Share	$12.74	$9.39	$15.42	$22.28
Investments, at cost	$285,454	$166,499	$160,610	$97,062
Investments in affiliates, at cost	17,222	1,785	1,272	1,818

See Notes to the Financial Statements.

EQUITY FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2015

LARGE CAP VALUE FUND	SMALL CAP CORE FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$103,335	$269,612	$2,903,220	$82,228
1,083	11,232	115,312	2,010
–	–	–	–
176	288	5,407	78
–	–	–	–
–	3	23	1,685
97	342	6,256	39
4	8	115	–
1	13	3	1
104,696	281,498	3,030,336	86,041

–	1,616	17,107	1,714
9	23	232	–
56	70	3,351	110
17	39	541	18
5	–	6	2
14	13	1,257	9
–	1	8	–
7	3	8	4
43	44	109	44
151	1,809	22,619	1,901
$104,545	$279,689	$3,007,717	$84,140

$166,102	$193,230	$2,075,962	$61,770
352	453	5,064	(262)
(71,107)	865	45,240	2,911
9,198	85,141	881,451	19,721
$104,545	$279,689	$3,007,717	$84,140
7,471	12,567	139,203	3,548
$13.99	$22.26	$21.61	$23.72
$94,150	$184,785	$2,024,836	$62,507
1,083	11,232	115,312	2,010

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	INCOME EQUITY FUND	INTERNATIONAL EQUITY FUND	LARGE CAP CORE FUND	LARGE CAP EQUITY FUND
INVESTMENT INCOME:
Dividend income	$11,038 (1)	$7,575 (1)	$1,618	$2,586
Dividend income from investments in affiliates	1	–	–	–
Interest income	638	–	–	–
Total Investment Income	11,677	7,575	1,618	2,586
EXPENSES:
Management fees (Note 5)	2,518	1,799	297	919
Investment advisory fees (Note 5)	827	575	20	271
Administration fees (Note 5)	146	96	10	54
Custody fees	56	255	74	28
Accounting fees	15	11	6	9
Transfer agent fees	137	91	17	53
Blue sky fees	20	20	22	19
SEC fees	6	6	6	6
Printing fees	64	57	82	57
Audit fees	18	20	20	20
Legal fees	15	15	16	15
Shareholder servicing fees	358	27	14	20
Trustee fees	18	19	18	18
Other	12	72	10	12
Total Expenses	4,210	3,063	612	1,501
Less expenses reimbursed by investment adviser	(577)	(408)	(156)	(241)
Net Expenses	3,633	2,655	456	1,260
Net Investment Income (Loss)	8,044	4,920	1,162	1,326
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	90,794	8,424	14,540	10,499
Futures contracts	(68)	–	70	–
Foreign currency transactions	–	(215)	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	(66,154)	(22,161)	(12,774)	4,893
Futures contracts	(101)	–	6	–
Foreign currency translations	–	(221)	–	–
Net Gains (Losses)	24,471	(14,173)	1,842	15,392
Net Increase (Decrease) in Net Assets Resulting from Operations	$32,515	$(9,253)	$3,004	$16,718

(1)	Net of $35 and $752, respectively, in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2015

LARGE CAP VALUE FUND	SMALL CAP CORE FUND	SMALL CAP VALUE FUND	TECHNOLOGY FUND

$2,499	$2,913	$52,934	$706
–	1	11	–
–	–	2	–
2,499	2,914	52,947	706

672	1,180	19,423	670
226	386	5,480	190
40	68	967	28
39	58	326	23
8	9	69	7
39	69	951	28
19	19	51	19
6	6	17	6
74	53	143	57
18	18	30	18
26	15	25	15
77	46	6,269	50
19	18	64	19
11	11	30	11
1,274	1,956	33,845	1,141
(349)	(411)	(6,937)	(132)
925	1,545	26,908	1,009
1,574	1,369	26,039	(303)

31,615	5,389	137,976	9,362
52	1,041	5,715	–
–	–	–	–
(22,595)	15,297	39,143	2,359
13	327	3,507	–
–	–	–	–
9,085	22,054	186,341	11,721
$10,659	$23,423	$212,380	$11,418

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY FUNDS

EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	INCOME EQUITY FUND		INTERNATIONAL EQUITY FUND		LARGE CAP CORE FUND		LARGE CAP EQUITY FUND
Amounts in thousands	2015	2014	2015	2014	2015	2014	2015	2014
OPERATIONS:
Net investment income (loss)	$8,044	$7,388	$4,920	$7,878	$1,162	$297	$1,326	$1,501
Net realized gains	90,726	15,516	8,209	16,968	14,610	2,268	10,499	12,969
Net change in unrealized appreciation (depreciation)	(66,255)	28,883	(22,382)	22,793	(12,768)	1,421	4,893	13,801
Net Increase (Decrease) in Net Assets Resulting from Operations	32,515	51,787	(9,253)	47,639	3,004	3,986	16,718	28,271
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	4,837	(2,108)	(23,575)	(49,604)	142,263	9,297	(16,758)	(29,036)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	4,837	(2,108)	(23,575)	(49,604)	142,263	9,297	(16,758)	(29,036)
DISTRIBUTIONS PAID:
From net investment income	(13,033)	(5,841)	(8,760)	(4,000)	(1,109)	(294)	(1,341)	(1,508)
From net realized gains	(83,078)	(13,645)	–	(722)	–	–	–	(28)
Total Distributions Paid	(96,111)	(19,486)	(8,760)	(4,722)	(1,109)	(294)	(1,341)	(1,536)
Total Increase (Decrease) in Net Assets	(58,759)	30,193	(41,588)	(6,687)	144,158	12,989	(1,381)	(2,301)
NET ASSETS:
Beginning of year	390,616	360,423	253,233	259,920	25,553	12,564	146,840	149,141
End of year	$331,857	$390,616	$211,645	$253,233	$169,711	$25,553	$145,459	$146,840
Accumulated Undistributed Net Investment Income (Loss)	$209	$231	$1,347	$5,402	$52	$(1)	$5	$20

See Notes to the Financial Statements.

EQUITY FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND		SMALL CAP CORE FUND		SMALL CAP VALUE FUND		TECHNOLOGY FUND
2015	2014	2015	2014	2015	2014	2015	2014

$1,574	$3,179	$1,369	$907	$26,039	$20,393	$(303)	$(462)
31,667	11,652	6,430	18,666	143,691	177,770	9,362	8,584
(22,582)	7,065	15,624	25,858	42,650	308,775	2,359	6,372
10,659	21,896	23,423	45,431	212,380	506,938	11,418	14,494

(12,282)	(18,611)	77,590	(54,261)	296,254	239,380	(8,971)	(12,355)
(12,282)	(18,611)	77,590	(54,261)	296,254	239,380	(8,971)	(12,355)

(2,731)	(2,160)	(1,130)	(600)	(24,490)	(18,500)	–	–
–	–	(9,433)	(13,890)	(117,859)	(163,239)	–	–
(2,731)	(2,160)	(10,563)	(14,490)	(142,349)	(181,739)	–	–
(4,354)	1,125	90,450	(23,320)	366,285	564,579	2,447	2,139

108,899	107,774	189,239	212,559	2,641,432	2,076,853	81,693	79,554
$104,545	$108,899	$279,689	$189,239	$3,007,717	$2,641,432	$84,140	$81,693
$352	$1,509	$453	$254	$5,064	$3,727	$(262)	$(126)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

INCOME EQUITY FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$15.82	$14.52	$12.99	$13.01	$11.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.37	0.30	0.22	0.22	0.26
Net realized and unrealized gains	1.02	1.80	1.57	0.02	1.86
Total from Investment Operations	1.39	2.10	1.79	0.24	2.12
LESS DISTRIBUTIONS PAID:
From net investment income	(0.56)	(0.24)	(0.26)	(0.26)	(0.25)
From net realized gains	(3.91)	(0.56)	–	–	–
Total Distributions Paid	(4.47)	(0.80)	(0.26)	(0.26)	(0.25)
Net Asset Value, End of Year	$12.74	$15.82	$14.52	$12.99	$13.01
Total Return(1)	9.40%	14.72%	14.04%	2.03%	19.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$331,857	$390,616	$360,423	$386,957	$385,609
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	0.99%	0.99%
Expenses, before reimbursements and credits	1.16%	1.25%	1.23%	1.21%	1.23%
Net investment income, net of reimbursements and credits(2)	2.22%	1.96%	1.85%	1.81%	2.17%
Net investment income, before reimbursements and credits	2.06%	1.71%	1.62%	1.59%	1.93%
Portfolio Turnover Rate	109.84%	14.34%	11.27%	22.25%	18.67%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $2,000, $7,000 and $9,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014 and 2013, respectively, and approximately $22,000 and $17,000, which represent 0.01 percent of average net assets for the fiscal years ended March 31, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.05	$8.53	$7.95	$8.65	$7.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.31	0.14	0.14	0.10
Net realized and unrealized gains (losses)	(0.51)	1.39	0.58	(0.71)	0.75
Total from Investment Operations	(0.31)	1.70	0.72	(0.57)	0.85
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.35)	(0.15)	(0.14)	(0.13)	(0.12)
From net realized gains	–	(0.03)	–	–	–
Total Distributions Paid	(0.35)	(0.18)	(0.14)	(0.13)	(0.12)
Net Asset Value, End of Year	$9.39	$10.05	$8.53	$7.95	$8.65
Total Return(2)	(2.91)%	19.96%	9.09%	(6.39)%	10.86%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$211,645	$253,233	$259,920	$248,961	$330,550
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.09%	1.06%	1.06%	1.21%	1.25%
Expenses, before reimbursements and credits	1.26%	1.32%	1.37%	1.41%	1.40%
Net investment income, net of reimbursements and credits(3)	2.02%	3.00%	1.88%	1.61%	1.18%
Net investment income, before reimbursements and credits	1.85%	2.74%	1.57%	1.41%	1.03%
Portfolio Turnover Rate	13.02%	16.09%	27.40%	37.68%	40.87%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $3,000, $3,000, $3,000 and $6,000 which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP CORE FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$14.11	$11.43	$10.17	$9.43	$8.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.21	0.20	0.21	0.15	0.12
Net realized and unrealized gains	1.30	2.68	1.27	0.74	1.06
Total from Investment Operations	1.51	2.88	1.48	0.89	1.18
LESS DISTRIBUTIONS PAID:
From net investment income	(0.20)	(0.20)	(0.22)	(0.15)	(0.13)
Total Distributions Paid	(0.20)	(0.20)	(0.22)	(0.15)	(0.13)
Net Asset Value, End of Year	$15.42	$14.11	$11.43	$10.17	$9.43
Total Return(1)	10.81%	25.31%	14.76%	9.64%	14.21%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$169,711	$25,553	$12,564	$13,520	$14,349
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.62%	0.62%	0.62%	0.60%	0.59%
Expenses, before reimbursements and credits	0.83%	1.47%	1.98%	1.72%	1.26%
Net investment income, net of reimbursements and credits(2)	1.57%	1.69%	2.05%	1.64%	1.48%
Net investment income, before reimbursements and credits	1.36%	0.84%	0.69%	0.52%	0.81%
Portfolio Turnover Rate	41.81%	95.11%	85.90%	91.87%	100.72%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012, and approximately $1,000, which represent less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP EQUITY FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$20.07	$16.74	$15.34	$14.35	$12.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.19	0.19	0.13	0.07
Net realized and unrealized gains	2.21	3.33	1.40	0.98	1.73
Total from Investment Operations	2.41	3.52	1.59	1.11	1.80
LESS DISTRIBUTIONS PAID:
From net investment income	(0.20)	(0.19)	(0.19)	(0.12)	(0.08)
From net realized gains	–	– (1)	–	–	–
Total Distributions Paid	(0.20)	(0.19)	(0.19)	(0.12)	(0.08)
Net Asset Value, End of Year	$22.28	$20.07	$16.74	$15.34	$14.35
Total Return(2)	12.02%	21.17%	10.49%	7.86%	14.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$145,459	$146,840	$149,141	$141,286	$156,298
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.86%	0.85%	0.85%	0.96%	1.00%
Expenses, before reimbursements and credits	1.02%	1.13%	1.19%	1.22%	1.25%
Net investment income, net of reimbursements and credits(3)	0.90%	1.02%	1.24%	0.91%	0.55%
Net investment income, before reimbursements and credits	0.74%	0.74%	0.90%	0.65%	0.30%
Portfolio Turnover Rate	20.17%	32.52%	68.24%	63.65%	47.83%

(1)	Per share amounts were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015 and 2014, respectively, and approximately $3,000, $1,000 and $2,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

LARGE CAP VALUE FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$13.00	$10.84	$9.88	$10.20	$9.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23	0.38	0.25	0.19	0.15
Net realized and unrealized gains (losses)	1.12	2.03	0.99	(0.37)	0.86
Total from Investment Operations	1.35	2.41	1.24	(0.18)	1.01
LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)	(0.25)	(0.28)	(0.14)	(0.18)
Total Distributions Paid	(0.36)	(0.25)	(0.28)	(0.14)	(0.18)
Net Asset Value, End of Year	$13.99	$13.00	$10.84	$9.88	$10.20
Total Return(1)	10.39%	22.30%	12.82%	(1.50)%	10.86%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$104,545	$108,899	$107,774	$126,809	$191,223
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.86%	0.85%	0.85%	1.05%	1.10%
Expenses, before reimbursements and credits	1.18%	1.32%	1.35%	1.27%	1.23%
Net investment income, net of reimbursements and credits(2)	1.47%	2.87%	2.18%	1.66%	1.36%
Net investment income, before reimbursements and credits	1.15%	2.40%	1.68%	1.44%	1.23%
Portfolio Turnover Rate	125.47%	23.90%	22.91%	49.82%	65.38%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $1,000, $3,000, $3,000, and $2,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012, respectively, and approximately $11,000, which represent 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP CORE FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$21.19	$18.39	$15.87	$15.80	$12.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.10	0.17	0.06	0.01
Net realized and unrealized gains	2.00	4.41	2.59	0.05	3.41
Total from Investment Operations	2.12	4.51	2.76	0.11	3.42
LESS DISTRIBUTIONS PAID:
From net investment income	(0.11)	(0.07)	(0.21)	(0.04)	–
From net realized gains	(0.94)	(1.64)	(0.03)	–	–
Total Distributions Paid	(1.05)	(1.71)	(0.24)	(0.04)	–
Net Asset Value, End of Year	$22.26	$21.19	$18.39	$15.87	$15.80
Total Return(1)	10.33%	24.95%	17.57%	0.71%	27.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$279,689	$189,239	$212,559	$196,260	$180,602
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.75%	0.75%	0.75%	0.93%	0.98%
Expenses, before reimbursements and credits	0.96%	1.22%	1.23%	1.20%	1.39%
Net investment income, net of reimbursements and credits(2)	0.67%	0.46%	1.03%	0.41%	0.22%
Net investment income (loss), before reimbursements and credits	0.46%	(0.01)%	0.55%	0.14%	(0.19)%
Portfolio Turnover Rate	12.84%	6.24%	12.23%	12.33%	13.90%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $2,000, $4,000, $9,000 and $6,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012 respectively, and approximately $12,000, which represent 0.02 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS continued

SMALL CAP VALUE FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$21.13	$18.43	$16.57	$16.20	$13.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.17	0.24	0.14	0.10
Net realized and unrealized gains	1.40	4.09	2.26	0.35	2.87
Total from Investment Operations	1.60	4.26	2.50	0.49	2.97
LESS DISTRIBUTIONS PAID:
From net investment income	(0.19)	(0.16)	(0.23)	(0.10)	(0.10)
From net realized gains	(0.93)	(1.40)	(0.41)	(0.02)	–
Total Distributions Paid	(1.12)	(1.56)	(0.64)	(0.12)	(0.10)
Net Asset Value, End of Year	$21.61	$21.13	$18.43	$16.57	$16.20
Total Return(1)	7.80%	23.48%	15.60%	3.16%	22.37%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,007,717	$2,641,432	$2,076,853	$1,779,025	$1,732,969
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.00%	1.00%	1.00%	1.00%	0.99%
Expenses, before reimbursements and credits	1.26%	1.40%	1.36%	1.37%	1.36%
Net investment income, net of reimbursements and credits(2)	0.97%	0.85%	1.45%	0.89%	0.70%
Net investment income, before reimbursements and credits	0.71%	0.45%	1.09%	0.52%	0.33%
Portfolio Turnover Rate	16.22%	20.70%	26.09%	20.67%	17.94%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of approximately $25,000, $72,000, $81,000 and $44,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012 respectively, and approximately $111,000, which represent 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

TECHNOLOGY FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$20.53	$17.06	$17.11	$15.62	$12.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.09)	(0.12)	(0.12)	(0.11)	(0.07)
Net realized and unrealized gains	3.28	3.59	0.07	1.60	3.55
Total from Investment Operations	3.19	3.47	(0.05)	1.49	3.48
Net Asset Value, End of Year	$23.72	$20.53	$17.06	$17.11	$15.62
Total Return(1)	15.54%	20.34%	(0.29)%	9.54%	28.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$84,140	$81,693	$79,554	$102,200	$94,851
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	1.26%	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursements and credits	1.43%	1.52%	1.53%	1.47%	1.48%
Net investment loss, net of reimbursements and credits(2)	(0.37)%	(0.59)%	(0.61)%	(0.76)%	(0.53)%
Net investment loss, before reimbursements and credits	(0.54)%	(0.86)%	(0.89)%	(0.98)%	(0.76)%
Portfolio Turnover Rate	40.39%	35.24%	42.66%	57.57%	114.90%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment loss ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in an affiliated money market fund of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015 and approximately $1,000, $2,000, $1,000 and $3,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9%

Aerospace & Defense – 6.1%

Boeing (The) Co.	84,966	$12,752

Lockheed Martin Corp.	36,625	7,433
		20,185

Asset Management – 1.3%

BlackRock, Inc.	11,822	4,325

Banking – 9.9%

Cullen/Frost Bankers, Inc.	38,329	2,648

JPMorgan Chase & Co.	81,584	4,942

M&T Bank Corp.	24,151	3,067

New York Community Bancorp, Inc.	139,630	2,336

People’s United Financial, Inc.	172,486	2,622

Valley National Bancorp	256,298	2,420

Wells Fargo & Co.	273,513	14,879
		32,914

Biotechnology & Pharmaceuticals – 9.2%

Gilead Sciences, Inc. *	91,900	9,018

Merck & Co., Inc.	138,651	7,970

Pfizer, Inc.	387,843	13,493
		30,481

Chemicals – 0.9%

Dow Chemical (The) Co.	62,421	2,995

Commercial Services – 2.3%

Deluxe Corp.	50,363	3,489

H&R Block, Inc.	124,700	3,999
		7,488

Consumer Products – 8.1%

Altria Group, Inc.	243,836	12,197

Archer-Daniels-Midland Co.	55,600	2,635

Clorox (The) Co.	35,514	3,920

Dr Pepper Snapple Group, Inc.	58,403	4,583

Philip Morris International, Inc.	45,487	3,427
		26,762

Distributors – Discretionary – 0.8%

Genuine Parts Co.	27,479	2,561

Gaming, Lodging & Restaurants – 1.2%

Darden Restaurants, Inc.	57,200	3,966

Hardware – 4.3%

Apple, Inc.	45,200	5,624

Garmin Ltd.	58,026	2,757

Seagate Technology PLC	112,894	5,874
		14,255

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9% – continued

Health Care Facilities & Services – 1.3%

Owens & Minor, Inc.	124,501	$4,213

Insurance – 0.8%

Cincinnati Financial Corp.	50,093	2,669

Oil, Gas & Coal – 5.4%

Chevron Corp.	64,474	6,769

ConocoPhillips	89,641	5,581

HollyFrontier Corp.	67,700	2,726

Spectra Energy Corp.	82,768	2,994
		18,070

Real Estate Investment Trusts – 6.8%

Corrections Corp. of America	102,564	4,129

Digital Realty Trust, Inc.	48,227	3,181

Healthcare Realty Trust, Inc.	126,935	3,526

Hospitality Properties Trust	129,201	4,263

Iron Mountain, Inc.	107,270	3,913

National Retail Properties, Inc.	87,717	3,594
		22,606

Recreational Facilities & Services – 1.7%

Regal Entertainment Group, Class A	120,717	2,757

Six Flags Entertainment Corp.	62,256	3,014
		5,771

Retail – Consumer Staples – 2.2%

Target Corp.	87,100	7,148

Retail – Discretionary – 5.0%

Home Depot (The), Inc.	123,500	14,031

Macy’s, Inc.	40,300	2,616
		16,647

Semiconductors – 5.2%

KLA-Tencor Corp.	38,894	2,267

Linear Technology Corp.	90,781	4,248

Texas Instruments, Inc.	190,535	10,896
		17,411

Software – 4.2%

Activision Blizzard, Inc.	169,000	3,841

Computer Programs & Systems, Inc.	51,913	2,817

Oracle Corp.	165,800	7,154
		13,812

Technology Services – 7.0%

Accenture PLC, Class A	118,614	11,113

Broadridge Financial Solutions, Inc.	105,100	5,782

Paychex, Inc.	66,228	3,286

See Notes to the Financial Statements.

EQUITY FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.9% – continued

Technology Services – 7.0% – continued

Science Applications International Corp.	61,095	$3,137
		23,318

Telecom – 2.0%

Frontier Communications Corp.	721,235	5,084

Windstream Holdings, Inc.	195,100	1,444
		6,528

Transportation & Logistics – 2.7%

United Parcel Service, Inc., Class B	92,666	8,983

Utilities – 5.2%

Consolidated Edison, Inc.	74,000	4,514

DTE Energy Co.	73,656	5,943

Entergy Corp.	40,753	3,158

Vectren Corp.	82,914	3,660
		17,275

Waste & Environment Services & Equipment – 1.3%

Covanta Holding Corp.	199,758	4,481
Total Common Stocks
(Cost $284,759)		314,864

INVESTMENT COMPANIES – 5.2%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (1)	17,221,678	$17,222
Total Investment Companies
(Cost $17,222)		17,222

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.03%, 4/30/15 (2)(3)	$695	$695
Total Short-Term Investments
(Cost $695)		695

Total Investments – 100.3%
(Cost $302,676)		332,781

Liabilities less Other Assets – (0.3)%		(924)
NET ASSETS – 100.0%		$331,857

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	Security pledged as collateral to cover margin requirements for open futures contracts.
(3)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500	45	$4,637	Long	6/15	$(101)

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.6%
Consumer Staples	8.5
Energy	5.7
Financials	19.9
Health Care	11.9
Industrials	11.8
Information Technology	20.1
Materials	0.9
Telecommunication Services	2.1
Utilities	5.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$314,864	$–	$–	$314,864
Investment Companies	17,222	–	–	17,222
Short-Term Investments	–	695	–	695
Total Investments	$332,086	$695	$–	$332,781

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INCOME EQUITY FUND continued	MARCH 31, 2015

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts		$(101)	$–	$–		$(101)

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

EQUITY FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND	MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6%

Australia – 1.9%

BHP Billiton Ltd.	82,859	$1,930

Woodside Petroleum Ltd.	49,762	1,302

WorleyParsons Ltd.	108,350	787
		4,019

Belgium – 2.5%

Anheuser-Busch InBev N.V.	42,806	5,236

Brazil – 1.6%

Petroleo Brasileiro S.A. ADR *	268,376	1,613

Vale S.A. ADR	303,235	1,713
		3,326

China – 3.0%

Bank of China Ltd., Class H	11,044,420	6,384

Denmark – 1.5%

Novo Nordisk A/S, Class B	59,860	3,203

France – 14.9%

Airbus Group N.V.	36,740	2,387

BNP Paribas S.A.	48,934	2,976

Bouygues S.A.	111,072	4,364

Casino Guichard Perrachon S.A.	26,786	2,370

Cie Generale des Etablissements Michelin	36,514	3,636

Danone S.A.	43,286	2,913

GDF Suez	125,789	2,489

LVMH Moet Hennessy Louis Vuitton S.E.	26,662	4,705

Societe Generale S.A.	81,582	3,944

TOTAL S.A.	36,844	1,833
		31,617

Germany – 12.7%

Bayer A.G. (Registered)	25,311	3,803

Deutsche Bank A.G. (Registered)	75,623	2,631

GEA Group A.G.	81,410	3,938

Infineon Technologies A.G.	381,008	4,562

Rheinmetall A.G.	61,849	2,993

SAP S.E.	67,896	4,930

Siemens A.G. (Registered)	37,102	4,017
		26,874

Hong Kong – 3.2%

AIA Group Ltd.	352,150	2,207

Wynn Macau Ltd.	2,110,800	4,542
		6,749

Japan – 11.5%

Kawasaki Heavy Industries Ltd.	750,450	3,792

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

Japan – 11.5% – continued

KDDI Corp.	183,075	$4,148

Kubota Corp.	197,450	3,128

Mitsubishi UFJ Financial Group, Inc.	791,863	4,903

Sony Corp. *	159,500	4,264

Tokio Marine Holdings, Inc.	105,825	3,999
		24,234

Netherlands – 1.4%

Royal Dutch Shell PLC, Class A	2,319	69

Royal Dutch Shell PLC, Class B	92,777	2,882
		2,951

Singapore – 1.6%

DBS Group Holdings Ltd.	230,874	3,416

South Korea – 2.6%

Samsung Electronics Co. Ltd.	4,242	5,499

Spain – 3.4%

Banco Bilbao Vizcaya Argentaria S.A.	212,214	2,142

Banco Santander S.A.	369,216	2,777

Iberdrola S.A.	368,905	2,377
		7,296

Sweden – 1.3%

Telefonaktiebolaget LM Ericsson, Class B	227,661	2,857

Switzerland – 8.9%

Credit Suisse Group A.G. (Registered) *	88,239	2,375

Givaudan S.A. (Registered) *	2,466	4,453

Novartis A.G. (Registered)	64,707	6,399

Roche Holding A.G. (Genusschein)	20,358	5,614
		18,841

United Kingdom – 15.2%

Barclays PLC	1,172,455	4,207

BP PLC	498,261	3,219

Diageo PLC	181,972	5,018

GlaxoSmithKline PLC	136,583	3,128

Prudential PLC	190,846	4,726

Standard Chartered PLC	253,161	4,099

Vodafone Group PLC	867,858	2,836

WPP PLC	215,813	4,894
		32,127

United States – 6.4%

Carnival Corp.	82,995	3,971

Discovery Communications, Inc., Class A *	69,190	2,128

Halliburton Co.	92,986	4,080

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 93.6% – continued

United States – 6.4% – continued

Schlumberger Ltd.	39,130	$3,265
		13,444
Total Common Stocks (1)
(Cost $157,129)		198,073

PREFERRED STOCKS – 4.7%

Brazil – 2.5%

Itau Unibanco Holding S.A. ADR	489,292	5,412

Germany – 2.2%

Volkswagen A.G.	17,189	4,574
Total Preferred Stocks (1)
(Cost $9,340)		9,986

RIGHTS – 0.0%

Spain – 0.0%

Banco Bilbao Vizcaya Argentaria S.A. *	212,214	31
Total Rights
(Cost $30)		31

INVESTMENT COMPANIES – 0.9%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (2)	1,785,254	1,785
Total Investment Companies
(Cost $1,785)		1,785

Total Investments – 99.2%
(Cost $168,284)		209,875

Other Assets less Liabilities – 0.8%		1,770
NET ASSETS – 100.0%		$211,645

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	15.7%
Consumer Staples	7.5
Energy	9.2
Financials	27.0
Health Care	10.6
Industrials	11.8
Information Technology	8.6
Materials	3.9
Telecommunication Services	3.4
Utilities	2.3

Total	100.0%

At March 31, 2015, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG TERM INVESTMENTS
Euro	36.3%
British Pound	16.9
Japanese Yen	11.6
United States Dollar	10.7
Swiss Franc	9.1
Hong Kong Dollar	6.3
All other currencies less than 5%	9.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments.

These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in the portfolio on March 31, 2015 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

EQUITY FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$3,326	$–	$–	$3,326
United States	13,444	–	–	13,444
All Other Countries (1)	–	181,303	–	181,303
Total Common Stocks	16,770	181,303	–	198,073
Preferred Stocks
Brazil	5,412	–	–	5,412
Germany	–	4,574	–	4,574
Total Preferred Stocks	5,412	4,574	–	9,986
Rights	31	–	–	31
Investment Companies	1,785	–	–	1,785
Total Investments	$23,998	$185,877	$–	$209,875

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1%

Aerospace & Defense – 3.0%

Boeing (The) Co.	14,253	$2,139

General Dynamics Corp.	10,391	1,410

Lockheed Martin Corp.	7,795	1,582
		5,131

Apparel & Textile Products – 0.5%

Fossil Group, Inc. *	9,749	804

Asset Management – 0.6%

Leucadia National Corp.	47,229	1,053

Banking – 5.3%

Bank of America Corp.	75,581	1,163

Citigroup, Inc.	46,292	2,385

Fifth Third Bancorp	56,960	1,074

JPMorgan Chase & Co.	51,487	3,119

Wells Fargo & Co.	23,905	1,300
		9,041

Biotechnology & Pharmaceuticals – 8.4%

Amgen, Inc.	11,718	1,873

Gilead Sciences, Inc. *	23,998	2,355

Johnson & Johnson	35,658	3,587

Merck & Co., Inc.	42,940	2,468

Mylan N.V. *	14,801	879

Pfizer, Inc.	90,621	3,153
		14,315

Chemicals – 1.9%

Avery Dennison Corp.	8,436	447

Dow Chemical (The) Co.	1,982	95

Eastman Chemical Co.	14,327	992

International Flavors & Fragrances, Inc.	2,041	240

LyondellBasell Industries N.V., Class A	17,247	1,514
		3,288

Commercial Services – 1.2%

Cintas Corp.	12,579	1,027

H&R Block, Inc.	33,477	1,073
		2,100

Consumer Products – 7.5%

Altria Group, Inc.	39,341	1,968

Archer-Daniels-Midland Co.	26,334	1,248

Avon Products, Inc.	102,917	822

Clorox (The) Co.	11,261	1,243

Coca-Cola (The) Co.	10,595	430

Dr. Pepper Snapple Group, Inc.	16,720	1,312

Kellogg Co.	17,621	1,162

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Consumer Products – 7.5% – continued

Kimberly-Clark Corp.	12,200	$1,307

Lorillard, Inc.	19,097	1,248

PepsiCo, Inc.	7,076	676

Philip Morris International, Inc.	2,668	201

Procter & Gamble (The) Co.	12,920	1,059
		12,676

Containers & Packaging – 1.9%

3M Co.	8,237	1,359

Ball Corp.	16,784	1,186

International Paper Co.	10,836	601
		3,146

Distributors – Discretionary – 0.6%

Genuine Parts Co.	11,758	1,096

Electrical Equipment – 2.2%

Dover Corp.	15,648	1,082

Emerson Electric Co.	22,447	1,271

General Electric Co.	52,659	1,306
		3,659

Gaming, Lodging & Restaurants – 1.0%

Darden Restaurants, Inc.	18,329	1,271

McDonald’s Corp.	4,592	447
		1,718

Hardware – 7.6%

Apple, Inc.	58,412	7,268

Cisco Systems, Inc.	84,024	2,313

Hewlett-Packard Co.	45,606	1,421

Pitney Bowes, Inc.	42,753	997

Seagate Technology PLC	17,000	885
		12,884

Health Care Facilities & Services – 3.2%

Aetna, Inc.	14,612	1,556

Anthem, Inc.	713	110

Cigna Corp.	12,112	1,568

UnitedHealth Group, Inc.	18,979	2,245
		5,479

Institutional Financial Services – 2.5%

Bank of New York Mellon (The) Corp.	26,272	1,057

Goldman Sachs Group (The), Inc.	9,312	1,751

Morgan Stanley	40,713	1,453
		4,261

See Notes to the Financial Statements.

EQUITY FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2005

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Insurance – 4.0%

Allstate (The) Corp.	18,444	$1,312

American International Group, Inc.	13,063	716

Assurant, Inc.	15,810	971

Berkshire Hathaway, Inc., Class B *	9,491	1,370

Travelers (The) Cos., Inc.	12,635	1,366

XL Group PLC	27,417	1,009
		6,744

Iron & Steel – 0.6%

Nucor Corp.	21,663	1,030

Machinery – 1.6%

Caterpillar, Inc.	3,113	249

Illinois Tool Works, Inc.	13,909	1,351

Parker-Hannifin Corp.	9,269	1,101
		2,701

Media – 6.0%

Comcast Corp., Class A	5,076	287

DIRECTV *	16,649	1,417

Expedia, Inc.	1,521	143

Facebook, Inc., Class A *	16,913	1,391

Gannett Co., Inc.	33,090	1,227

Google, Inc., Class A *	3,292	1,826

Omnicom Group, Inc.	15,939	1,243

VeriSign, Inc. *	18,567	1,243

Viacom, Inc., Class B	17,149	1,171

Walt Disney (The) Co.	2,991	314
		10,262

Medical Equipment & Devices – 2.7%

CR Bard, Inc.	7,002	1,172

Edwards Lifesciences Corp. *	8,590	1,224

Medtronic PLC	23,505	1,833

St. Jude Medical, Inc.	5,667	371

Waters Corp. *	494	61
		4,661

Oil, Gas & Coal – 8.4%

Chevron Corp.	8,218	863

ConocoPhillips	21,510	1,339

Exxon Mobil Corp.	51,389	4,368

Halliburton Co.	34,202	1,501

Helmerich & Payne, Inc.	15,097	1,027

Hess Corp.	16,883	1,146

National Oilwell Varco, Inc.	20,063	1,003

Schlumberger Ltd.	70	6

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Oil, Gas & Coal – 8.4% – continued

Tesoro Corp.	14,424	$1,317

Valero Energy Corp.	26,230	1,669
		14,239

Passenger Transportation – 1.1%

Delta Air Lines, Inc.	8,956	403

Southwest Airlines Co.	31,816	1,409
		1,812

Real Estate Investment Trusts – 2.3%

Apartment Investment & Management Co., Class A	8,202	323

Equity Residential	2,659	207

HCP, Inc.	26,348	1,138

Host Hotels & Resorts, Inc.	50,254	1,014

Kimco Realty Corp.	43,352	1,164
		3,846

Retail – Consumer Staples – 2.1%

Kroger (The) Co.	17,609	1,350

Wal-Mart Stores, Inc.	26,255	2,159
		3,509

Retail – Discretionary – 5.9%

Amazon.com, Inc. *	1,872	697

Bed Bath & Beyond, Inc. *	15,713	1,206

Best Buy Co., Inc.	31,974	1,208

Coach, Inc.	31,863	1,320

GameStop Corp., Class A	29,914	1,136

Gap (The), Inc.	27,360	1,186

Home Depot (The), Inc.	1,524	173

Kohl’s Corp.	14,593	1,142

Lowe’s Cos., Inc.	7,741	576

Macy’s, Inc.	20,603	1,337
		9,981

Semiconductors – 2.1%

Intel Corp.	74,895	2,342

Micron Technology, Inc. *	38,445	1,043

QUALCOMM, Inc.	1,552	108
		3,493

Software – 3.5%

Microsoft Corp.	97,281	3,955

Oracle Corp.	45,356	1,957
		5,912

Specialty Finance – 1.8%

Capital One Financial Corp.	7,825	617

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 99.1% – continued

Specialty Finance – 1.8% – continued

Navient Corp.	50,195	$1,020

Western Union (The) Co.	64,037	1,333
		2,970

Technology Services – 3.6%

Accenture PLC, Class A	17,721	1,660

Computer Sciences Corp.	17,249	1,126

International Business Machines Corp.	14,738	2,366

Moody’s Corp.	3,383	351

Teradata Corp. *	15,595	688
		6,191

Telecom – 2.0%

AT&T, Inc.	16,980	554

CenturyLink, Inc.	21,384	739

Verizon Communications, Inc.	42,448	2,064
		3,357

Transportation & Logistics – 0.9%

C.H. Robinson Worldwide, Inc.	15,137	1,108

Norfolk Southern Corp.	4,680	482
		1,590

Utilities – 3.1%

AES Corp.	58,493	752

Consolidated Edison, Inc.	18,291	1,116

Entergy Corp.	13,589	1,053

FirstEnergy Corp.	30,380	1,065

Public Service Enterprise Group, Inc.	30,139	1,263
		5,249
Total Common Stocks
(Cost $160,495)		168,198

INVESTMENT COMPANIES – 0.7%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01%(1)	1,272,270	1,272
Total Investment Companies
(Cost $1,272)		1,272

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.02%, 4/30/15 (2)(3)	$115	$115
Total Short-Term Investments
(Cost $115)		115

Total Investments – 99.9%
(Cost $161,882)		169,585

Other Assets less Liabilities – 0.1%		126
NET ASSETS – 100.0%		$169,711

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	Security pledged as collateral to cover margin requirements for open futures contracts.
(3)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500	13	$1,340	Long	6/15	$12

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.2%
Consumer Staples	9.6
Energy	8.5
Financials	16.0
Health Care	14.5
Industrials	10.9
Information Technology	19.6
Materials	3.6
Telecommunication Services	2.0
Utilities	3.1

Total	100.0%

See Notes to the Financial Statements.

EQUITY FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$168,198	$–	$–	$168,198
Investment Companies	1,272	–	–	1,272
Short Term Investments	–	115	–	115
Total Investments	$169,470	$115	$–	$169,585

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$12	$–	$–	$12

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7%

Aerospace & Defense – 1.7%

Precision Castparts Corp.	11,714	$2,460

Apparel & Textile Products – 1.2%

VF Corp.	23,014	1,733

Automotive – 2.0%

General Motors Co.	76,978	2,887

Banking – 10.4%

Citigroup, Inc.	92,506	4,766

JPMorgan Chase & Co.	95,352	5,776

Wells Fargo & Co.	83,824	4,560
		15,102

Biotechnology & Pharmaceuticals – 5.3%

Amgen, Inc.	9,259	1,480

Celgene Corp. *	16,043	1,850

Gilead Sciences, Inc. *	27,314	2,680

Pfizer, Inc.	48,114	1,674
		7,684

Consumer Products – 2.9%

Church & Dwight Co., Inc.	16,882	1,442

Mondelez International, Inc., Class A	40,512	1,462

Procter & Gamble (The) Co.	16,867	1,382
		4,286

Electrical Equipment – 5.5%

Eaton Corp. PLC	34,860	2,368

General Electric Co.	153,762	3,815

Honeywell International, Inc.	16,725	1,745
		7,928

Gaming, Lodging & Restaurants – 4.6%

McDonald’s Corp.	15,982	1,557

Starbucks Corp.	33,346	3,158

Yum! Brands, Inc.	24,809	1,953
		6,668

Hardware – 7.5%

Apple, Inc.	60,198	7,491

Cisco Systems, Inc.	25,689	707

EMC Corp.	104,275	2,665
		10,863

Health Care Facilities & Services – 7.0%

Catamaran Corp. *	58,702	3,495

Community Health Systems, Inc. *	46,950	2,455

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Health Care Facilities & Services – 7.0% – continued

Express Scripts Holding Co. *	48,720	$4,227
		10,177

Institutional Financial Services – 1.4%

Intercontinental Exchange, Inc.	8,642	2,016

Insurance – 4.1%

American International Group, Inc.	34,219	1,875

CNO Financial Group, Inc.	81,323	1,400

MetLife, Inc.	53,315	2,695
		5,970

Iron & Steel – 1.4%

Nucor Corp.	43,567	2,071

Media – 8.1%

Comcast Corp., Class A	27,895	1,575

Google, Inc., Class A *	2,031	1,127

Google, Inc., Class C *	6,948	3,806

Twenty-First Century Fox, Inc., Class A	70,427	2,383

Walt Disney (The) Co.	27,510	2,886
		11,777

Medical Equipment & Devices – 5.4%

Baxter International, Inc.	51,309	3,515

Danaher Corp.	21,256	1,804

Zimmer Holdings, Inc.	21,927	2,577
		7,896

Oil, Gas & Coal – 8.0%

Apache Corp.	30,322	1,829

BP PLC ADR	59,669	2,334

Chevron Corp.	15,515	1,629

Exxon Mobil Corp.	28,216	2,398

National Oilwell Varco, Inc.	25,470	1,273

Schlumberger Ltd.	26,338	2,198
		11,661

Real Estate Investment Trusts – 1.2%

American Tower Corp.	18,353	1,728

Retail – Consumer Staples – 2.7%

CVS Health Corp.	37,619	3,883

Retail – Discretionary – 4.4%

Dick’s Sporting Goods, Inc.	37,127	2,116

Macy’s, Inc.	25,976	1,686

TJX (The) Cos., Inc.	37,340	2,616
		6,418

See Notes to the Financial Statements.

EQUITY FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Semiconductors – 5.7%

Altera Corp.	63,758	$2,736

NXP Semiconductor N.V. *	29,042	2,915

QUALCOMM, Inc.	38,739	2,686
		8,337

Software – 6.0%

Activision Blizzard, Inc.	79,044	1,796

Oracle Corp.	44,471	1,919

salesforce.com, Inc. *	40,921	2,734

Teradata Corp. *	51,254	2,262
		8,711

Transportation – 0.9%

Norfolk Southern Corp.	13,254	1,364

Utilities – 1.3%

Exelon Corp.	56,833	1,910
Total Common Stocks
(Cost $97,062)		143,530

INVESTMENT COMPANIES – 1.2%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (1)	1,817,532	1,818
Total Investment Companies
(Cost $1,818)		1,818

Total Investments – 99.9%
(Cost $98,880)		145,348

Other Assets less Liabilities – 0.1%		111
NET ASSETS – 100.0%		$145,459

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	17.1%
Consumer Staples	5.7
Energy	8.1
Financials	17.3
Health Care	16.7
Industrials	9.5
Information Technology	22.9
Materials	1.4
Utilities	1.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$143,530	$–	$–	$143,530
Investment Companies	1,818	–	–	1,818
Total Investments	$145,348	$–	$–	$145,348

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7%

Aerospace & Defense – 0.6%

General Dynamics Corp.	2,329	$316

Raytheon Co.	3,010	329
		645

Automotive – 0.4%

TRW Automotive Holdings Corp. *	1,003	105

Visteon Corp. *	3,605	348
		453

Banking – 10.5%

Citigroup, Inc.	88,779	4,574

JPMorgan Chase & Co.	21,355	1,293

US Bancorp	80,277	3,506

Wells Fargo & Co.	29,265	1,592
		10,965

Biotechnology & Pharmaceuticals – 9.6%

Johnson & Johnson	23,125	2,326

Merck & Co., Inc.	40,264	2,314

Pfizer, Inc.	154,917	5,390
		10,030

Chemicals – 1.4%

Albemarle Corp.	10,977	580

Avery Dennison Corp.	13,363	707

Cabot Corp.	4,531	204
		1,491

Commercial Services – 0.8%

ManpowerGroup, Inc.	10,114	871

Consumer Products – 3.1%

Archer-Daniels-Midland Co.	29,646	1,405

Energizer Holdings, Inc.	526	73

Pilgrim’s Pride Corp.	29,310	662

Procter & Gamble (The) Co.	13,362	1,095
		3,235

Consumer Services – 0.8%

Aaron’s, Inc.	6,416	182

Graham Holdings Co., Class B	621	652
		834

Containers & Packaging – 1.6%

AptarGroup, Inc.	375	24

Bemis Co., Inc.	17,219	797

MeadWestvaco Corp.	1,275	64

Sonoco Products Co.	18,142	825
		1,710

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Design, Manufacturing & Distribution – 1.6%

Arrow Electronics, Inc. *	13,638	$834

Avnet, Inc.	18,168	808

Jabil Circuit, Inc.	1,532	36
		1,678

Distributors – Consumer Staples – 0.9%

Bunge Ltd.	10,846	893

Distributors – Discretionary – 0.6%

Ingram Micro, Inc., Class A *	9,396	236

Tech Data Corp. *	6,755	390
		626

Electrical Equipment – 3.1%

Dover Corp.	11,273	779

General Electric Co.	61,118	1,516

Ingersoll-Rand PLC	14,024	955
		3,250

Engineering & Construction Services – 0.6%

Fluor Corp.	10,519	601

Forest & Paper Products – 0.0%

Domtar Corp.	410	19

Gaming, Lodging & Restaurants – 0.9%

Darden Restaurants, Inc.	13,467	934

Hardware – 4.4%

ARRIS Group, Inc. *	16,339	472

Cisco Systems, Inc.	16,376	451

Corning, Inc.	5,761	130

EMC Corp.	14,902	381

Harris Corp.	706	55

Hewlett-Packard Co.	68,324	2,129

Lexmark International, Inc., Class A	9,416	399

NetApp, Inc.	11,276	400

Western Digital Corp.	2,118	193
		4,610

Health Care Facilities & Services – 5.7%

Aetna, Inc.	5,784	616

Anthem, Inc.	2,699	417

Cardinal Health, Inc.	12,083	1,091

Cigna Corp.	5,331	690

Health Net, Inc. *	552	33

Humana, Inc.	3,322	591

UnitedHealth Group, Inc.	21,083	2,494
		5,932

See Notes to the Financial Statements.

EQUITY FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Home & Office Products – 0.8%

NVR, Inc. *	571	$759

Stanley Black & Decker, Inc.	1,266	121
		880

Institutional Financial Services – 2.6%

Goldman Sachs Group (The), Inc.	10,188	1,915

State Street Corp.	10,893	801
		2,716

Insurance – 9.8%

Allied World Assurance Co. Holdings A.G.	15,237	616

American International Group, Inc.	69,457	3,806

Aspen Insurance Holdings Ltd.	450	21

Assurant, Inc.	12,134	745

Assured Guaranty Ltd.	1,347	36

Axis Capital Holdings Ltd.	12,087	623

Berkshire Hathaway, Inc., Class B *	11,426	1,649

Everest Re Group Ltd.	4,853	844

Lincoln National Corp.	2,433	140

PartnerRe Ltd.	3,100	354

RenaissanceRe Holdings Ltd.	5,931	592

Validus Holdings Ltd.	670	28

Voya Financial, Inc.	18,985	818
		10,272

Iron & Steel – 0.1%

Nucor Corp.	1,143	54

Machinery – 1.8%

AGCO Corp.	740	35

Caterpillar, Inc.	4,799	384

Joy Global, Inc.	849	33

Lincoln Electric Holdings, Inc.	10,893	712

Parker-Hannifin Corp.	609	73

SPX Corp.	6,895	586
		1,823

Manufactured Goods – 0.0%

Timken (The) Co.	1,054	45

Media – 0.8%

Twenty-First Century Fox, Inc., Class A	25,954	878

Medical Equipment & Devices – 1.4%

Abbott Laboratories	13,004	602

Agilent Technologies, Inc.	3,964	165

Medtronic PLC	1,070	83

PerkinElmer, Inc.	696	36

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Medical Equipment & Devices – 1.4% – continued

St. Jude Medical, Inc.	8,806	$576
		1,462

Oil, Gas & Coal – 9.7%

Baker Hughes, Inc.	3,850	245

Cameron International Corp. *	386	17

Chesapeake Energy Corp.	59,226	839

Chevron Corp.	18,887	1,983

ConocoPhillips	28,082	1,748

Denbury Resources, Inc.	3,032	22

EP Energy Corp., Class A *	76,240	799

Helmerich & Payne, Inc.	12,175	829

HollyFrontier Corp.	21,688	873

National Oilwell Varco, Inc.	8,922	446

Occidental Petroleum Corp.	13,155	960

Oil States International, Inc. *	335	13

Patterson-UTI Energy, Inc.	475	9

Valero Energy Corp.	20,551	1,308
		10,091

Passenger Transportation – 0.3%

Copa Holdings S.A., Class A	3,526	356

Real Estate Investment Trusts – 3.1%

Columbia Property Trust, Inc.	27,761	750

Host Hotels & Resorts, Inc.	39,552	798

Post Properties, Inc.	14,332	816

ProLogis, Inc.	2,586	113

Rayonier, Inc.	29,340	791
		3,268

Retail – Consumer Staples – 4.4%

Big Lots, Inc.	4,009	193

CVS Health Corp.	9,865	1,018

Dollar General Corp. *	11,491	866

Target Corp.	5,516	453

Wal-Mart Stores, Inc.	24,524	2,017
		4,547

Retail – Discretionary – 3.7%

Abercrombie & Fitch Co., Class A	2,309	51

Bed Bath & Beyond, Inc. *	11,342	871

Best Buy Co., Inc.	21,124	798

Coach, Inc.	1,762	73

Dillard’s, Inc., Class A	279	38

GameStop Corp., Class A	1,936	73

Kohl’s Corp.	12,317	964

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

LARGE CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.7% – continued

Retail – Discretionary – 3.7% – continued

Macy’s, Inc.	3,470	$225

Staples, Inc.	47,438	773
		3,866

Semiconductors – 0.4%

Intel Corp.	14,032	439

Vishay Intertechnology, Inc.	734	10
		449

Software – 1.1%

CA, Inc.	27,604	900

Microsoft Corp.	5,324	217
		1,117

Specialty Finance – 1.7%

CIT Group, Inc.	18,496	834

Fidelity National Information Services, Inc.	2,330	159

Navient Corp.	39,644	806
		1,799

Technology Services – 2.5%

Amdocs Ltd.	869	47

Computer Sciences Corp.	12,712	830

DST Systems, Inc.	7,366	815

Teradata Corp. *	16,899	746

Xerox Corp.	10,862	140
		2,578

Telecom – 2.5%

AT&T, Inc.	49,449	1,615

CenturyLink, Inc.	27,217	940
		2,555

Transportation & Logistics – 1.3%

FedEx Corp.	8,389	1,388

Utilities – 4.1%

AGL Resources, Inc.	17,497	869

American Electric Power Co., Inc.	10,129	570

Consolidated Edison, Inc.	6,546	399

Edison International	8,081	505

Entergy Corp.	11,922	924

Public Service Enterprise Group, Inc.	24,127	1,011
		4,278
Total Common Stocks
(Cost $94,014)		103,199

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0%

Real Estate Investment Trusts – 0.0%

Property Development Centers LLC (Contingent Value Rights) *	24,083	$1

Retail – Consumer Staples – 0.0%

Casa Ley (Contingent Value Rights) *	24,083	25
Total Rights
(Cost $26)		26

INVESTMENT COMPANIES – 1.1%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (1)	1,083,462	1,083
Total Investment Companies
(Cost $1,083)		1,083

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.02%, 4/30/15 (2)(3)	$110	$110
Total Short-Term Investments
(Cost $110)		110

Total Investments – 99.9%
(Cost $95,233)		104,418

Other Assets less Liabilities – 0.1%		127
NET ASSETS – 100.0%		$104,545

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	Security pledged as collateral to cover margin requirements for open futures contracts.
(3)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500	12	$1,236	Long	6/15	$13

See Notes to the Financial Statements.

EQUITY FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

At March 31, 2015, the industry sectors (unaudited) for the Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	8.9%
Consumer Staples	7.0
Energy	9.8
Financials	27.9
Health Care	16.9
Industrials	8.8
Information Technology	10.9
Materials	3.2
Telecommunication Services	2.5
Utilities	4.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$103,199	$–	$–	$103,199
Rights (1)	–	26	–	26
Investment Companies	1,083	–	–	1,083
Short-Term Investments	–	110	–	110
Total Investments	$104,282	$136	$–	$104,418

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$13	$–	$–	$13

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9%

Aerospace & Defense – 1.5%

AAR Corp.	3,840	$118

Aerovironment, Inc. *	4,298	114

Astronics Corp. *	3,581	264

Astronics Corp., Class B *	508	37

Breeze-Eastern Corp. *	5,949	61

Ducommun, Inc. *	2,869	74

Esterline Technologies Corp. *	4,381	501

GenCorp, Inc. *	12,530	291

HEICO Corp.	8,396	513

LMI Aerospace, Inc. *	1,514	19

Moog, Inc., Class A *	5,929	445

Orbital ATK, Inc.	4,256	326

Sevcon, Inc. *	529	4

SIFCO Industries, Inc.	452	10

Smith & Wesson Holding Corp. *	2,981	38

Sturm Ruger & Co., Inc.	2,643	131

TASER International, Inc. *	7,416	179

Teledyne Technologies, Inc. *	5,212	556

Woodward, Inc.	9,494	484
		4,165

Apparel & Textile Products – 1.4%

Albany International Corp., Class A	3,900	155

Cherokee, Inc.	379	7

Columbia Sportswear Co.	3,538	215

Crocs, Inc. *	9,700	115

Deckers Outdoor Corp. *	4,284	312

Delta Apparel, Inc. *	8,025	99

G-III Apparel Group Ltd. *	4,487	505

Iconix Brand Group, Inc. *	9,386	316

Movado Group, Inc.	3,292	94

Oxford Industries, Inc.	2,740	207

Perry Ellis International, Inc. *	2,465	57

Quiksilver, Inc. *	1,229	2

Skechers U.S.A., Inc., Class A *	5,130	369

Steven Madden Ltd. *	9,827	373

Superior Uniform Group, Inc.	7,146	136

Tumi Holdings, Inc. *	6,600	161

Unifi, Inc. *	2,401	87

Vera Bradley, Inc. *	32	1

Weyco Group, Inc.	3,233	97

Wolverine World Wide, Inc.	14,944	500
		3,808

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Asset Management – 1.1%

Apollo Investment Corp.	27,000	$207

Artisan Partners Asset Management, Inc., Class A	3,100	141

Ashford, Inc. *	188	22

BlackRock Capital Investment Corp.	749	7

Calamos Asset Management, Inc., Class A	1,834	25

Capital Southwest Corp.	1,721	80

Cohen & Steers, Inc.	3,062	125

Diamond Hill Investment Group, Inc.	939	150

Financial Engines, Inc.	5,202	218

FS Investment Corp.	27,400	278

GAMCO Investors, Inc., Class A	2,428	191

Golub Capital BDC, Inc.	4,000	70

Hercules Technology Growth Capital, Inc.	100	1

Home Loan Servicing Solutions Ltd.	300	5

Janus Capital Group, Inc.	21,003	361

Liberty TripAdvisor Holdings, Inc., Class A *	9,600	305

New Mountain Finance Corp.	4,400	64

NorthStar Asset Management Group, Inc.	7,455	174

Pzena Investment Management, Inc., Class A	3,985	37

Safeguard Scientifics, Inc. *	2,793	50

Siebert Financial Corp. *	919	2

Solar Capital Ltd.	2,200	45

StoneCastle Financial Corp.	3,800	68

TPG Specialty Lending, Inc.	3,300	57

Triangle Capital Corp.	2,900	66

Virtus Investment Partners, Inc.	917	120

Westwood Holdings Group, Inc.	452	27

WisdomTree Investments, Inc.	12,523	269
		3,165

Automotive – 1.2%

Actuant Corp., Class A	8,255	196

American Axle & Manufacturing Holdings, Inc. *	8,846	229

Cooper Tire & Rubber Co.	8,198	351

Cooper-Standard Holding, Inc. *	1,028	61

Dana Holding Corp.	21,023	445

Dorman Products, Inc. *	5,899	293

Gentherm, Inc. *	4,748	240

Methode Electronics, Inc.	7,185	338

Miller Industries, Inc.	3,393	83

Modine Manufacturing Co. *	7,083	95

Motorcar Parts of America, Inc. *	2,600	72

Remy International, Inc.	5,033	112

See Notes to the Financial Statements.

EQUITY FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Automotive – 1.2% – continued

Standard Motor Products, Inc.	4,052	$171

Strattec Security Corp.	500	37

Superior Industries International, Inc.	4,581	87

Tenneco, Inc. *	7,961	457

TriMas Corp. *	5,886	181
		3,448

Banking – 7.6%

1st Source Corp.	4,938	159

Access National Corp.	6,211	116

Alliance Bancorp, Inc. of Pennsylvania	393	9

American National Bankshares, Inc.	2,591	59

Ameris Bancorp	886	23

Ames National Corp.	2,453	61

Anchor BanCorp Wisconsin, Inc. *	1,200	42

Arrow Financial Corp.	3,147	85

Astoria Financial Corp.	10,505	136

Banc of California, Inc.	784	10

BancFirst Corp.	1,071	65

Banco Latinoamericano de Comercio Exterior S.A., Class E	3,463	114

Bancorp (The), Inc. *	1,264	11

BancorpSouth, Inc.	10,105	235

Bank Mutual Corp.	5,065	37

Bank of Hawaii Corp.	5,355	328

Bank of Kentucky Financial (The) Corp.	925	45

Bank of Marin Bancorp	1,600	81

Bank of South Carolina Corp.	100	2

Bank of the Ozarks, Inc.	8,474	313

BankFinancial Corp.	1,596	21

Bankwell Financial Group, Inc. *	1,000	19

Banner Corp.	2,456	113

Bar Harbor Bankshares	2,705	88

BBCN Bancorp, Inc.	12,574	182

BCB Bancorp, Inc.	498	6

Beneficial Bancorp, Inc. *	9,124	103

Berkshire Bancorp, Inc.	121	1

Berkshire Hills Bancorp, Inc.	8,920	247

BofI Holding, Inc. *	1,928	179

Boston Private Financial Holdings, Inc.	2,472	30

Brookline Bancorp, Inc.	5,612	56

Bryn Mawr Bank Corp.	4,845	147

California First National Bancorp	1,506	21

Camden National Corp.	2,584	103

Cape Bancorp, Inc.	949	9

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Banking – 7.6% – continued

Capital City Bank Group, Inc.	3,834	$62

Capitol Federal Financial, Inc.	16,171	202

Cardinal Financial Corp.	1,073	21

Cascade Bancorp *	5,401	26

Cathay General Bancorp	10,265	292

CenterState Banks, Inc.	504	6

Century Bancorp, Inc., Class A	2,270	90

Chemical Financial Corp.	4,479	140

Cheviot Financial Corp.	634	10

Chicopee Bancorp, Inc.	784	13

Citizens & Northern Corp.	737	15

City Holding Co.	2,592	122

Clifton Bancorp, Inc.	2,593	37

CoBiz Financial, Inc.	1,439	18

Columbia Banking System, Inc.	6,942	201

Commercial National Financial Corp.	121	3

Community Bank System, Inc.	5,179	183

Community Trust Bancorp, Inc.	2,637	87

ConnectOne Bancorp, Inc.	5,052	98

CVB Financial Corp.	12,821	204

Dime Community Bancshares, Inc.	2,617	42

Eagle Bancorp, Inc. *	4,271	164

Enterprise Bancorp, Inc.	596	13

Enterprise Financial Services Corp.	753	16

ESSA Bancorp, Inc.	677	9

EverBank Financial Corp.	8,675	156

Farmers Capital Bank Corp. *	603	14

Fidelity Southern Corp.	1,590	27

Financial Institutions, Inc.	3,421	78

First Bancorp	1,369	24

First Bancorp, Inc.	2,835	49

First Busey Corp.	13,764	92

First Citizens BancShares, Inc., Class A	1,020	265

First Clover Leaf Financial Corp.	167	2

First Community Bancshares, Inc.	4,419	77

First Defiance Financial Corp.	1,491	49

First Financial Bancorp	6,957	124

First Financial Bankshares, Inc.	9,321	258

First Financial Corp.	2,531	91

First Financial Northwest, Inc.	685	8

First Merchants Corp.	1,093	26

First Midwest Bancorp, Inc.	9,735	169

First of Long Island (The) Corp.	3,434	88

First South Bancorp, Inc.	344	3

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Banking – 7.6% – continued

FirstMerit Corp.	18,003	$343

Flushing Financial Corp.	1,564	31

FNB Corp.	22,029	289

Fox Chase Bancorp, Inc.	5,133	86

Fulton Financial Corp.	20,669	255

German American Bancorp, Inc.	333	10

Glacier Bancorp, Inc.	7,729	194

Great Southern Bancorp, Inc.	5,195	205

Great Western Bancorp, Inc.	6,600	145

Guaranty Bancorp	832	14

Hancock Holding Co.	9,265	277

Hanmi Financial Corp.	4,553	96

Hawthorn Bancshares, Inc.	484	6

Heartland Financial USA, Inc.	2,810	92

Heritage Financial Corp.	1,031	18

Heritage Financial Group, Inc.	3,200	87

HF Financial Corp.	498	7

Hingham Institution for Savings	64	6

Home BancShares, Inc.	4,866	165

IBERIABANK Corp.	5,008	316

Independent Bank Corp.	3,454	152

Independent Bank Group, Inc.	1,400	54

International Bancshares Corp.	8,933	233

Investors Bancorp, Inc.	40,905	479

Kearny Financial Corp. *	7,813	106

Kentucky First Federal Bancorp	709	6

Lakeland Bancorp, Inc.	7,490	86

Lakeland Financial Corp.	1,049	43

Landmark Bancorp, Inc.	4,835	124

LegacyTexas Financial Group, Inc.	4,894	111

MainSource Financial Group, Inc.	1,075	21

MB Financial, Inc.	8,130	255

Merchants Bancshares, Inc.	2,528	74

Meridian Bancorp, Inc. *	1,675	22

Metro Bancorp, Inc.	3,372	93

Middleburg Financial Corp.	2,131	39

MidSouth Bancorp, Inc.	747	11

MidWestOne Financial Group, Inc.	455	13

MutualFirst Financial, Inc.	370	9

NASB Financial, Inc.	4,047	104

National Bank Holdings Corp., Class A	3,600	68

National Bankshares, Inc.	1,713	51

National Penn Bancshares, Inc.	14,788	159

NBT Bancorp, Inc.	4,923	123

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Banking – 7.6% – continued

Northeast Community Bancorp, Inc.	879	$6

Northfield Bancorp, Inc.	7,595	113

Northrim BanCorp, Inc.	2,946	72

Northwest Bancshares, Inc.	9,428	112

Norwood Financial Corp.	1,982	55

OceanFirst Financial Corp.	5,043	87

OFG Bancorp	7,251	118

Ohio Valley Banc Corp.	704	16

Old National Bancorp	13,047	185

Oritani Financial Corp.	8,452	123

Pacific Continental Corp.	764	10

PacWest Bancorp	8,498	398

Park National Corp.	1,875	160

Peapack Gladstone Financial Corp.	504	11

Peoples Bancorp, Inc.	784	19

Peoples Financial Corp.	236	2

Peoples Financial Services Corp.	400	18

Pinnacle Financial Partners, Inc.	4,419	196

Popular, Inc. *	10,428	359

Preferred Bank	2,500	69

Premier Financial Bancorp, Inc.	804	12

PrivateBancorp, Inc.	7,831	275

Prosperity Bancshares, Inc.	8,024	421

Provident Financial Services, Inc.	8,615	161

Prudential Bancorp, Inc.	1,000	13

Pulaski Financial Corp.	639	8

QCR Holdings, Inc.	6,978	125

Renasant Corp.	2,424	73

Republic Bancorp, Inc., Class A	1,675	41

Republic First Bancorp, Inc. *	1,274	5

S&T Bancorp, Inc.	4,482	127

Sandy Spring Bancorp, Inc.	3,823	100

Seacoast Banking Corp. of Florida *	841	12

ServisFirst Bancshares, Inc.	2,100	69

Severn Bancorp, Inc. *	1,266	6

Shore Bancshares, Inc. *	677	6

SI Financial Group, Inc.	781	10

Sierra Bancorp	784	13

Simmons First National Corp., Class A	4,421	201

South State Corp.	6,051	414

Southern National Bancorp of Virginia, Inc.	655	8

Southside Bancshares, Inc.	3,196	92

Southwest Bancorp, Inc.	778	14

Sterling Bancorp	8,998	121

See Notes to the Financial Statements.

EQUITY FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Banking – 7.6% – continued

Stock Yards Bancorp, Inc.	2,580	$89

Suffolk Bancorp	712	17

Sun Bancorp, Inc. *	289	5

Susquehanna Bancshares, Inc.	18,894	259

TCF Financial Corp.	19,000	299

Texas Capital Bancshares, Inc. *	4,609	224

Tompkins Financial Corp.	2,383	128

Towne Bank	1,335	21

TriCo Bancshares	2,798	68

TrustCo Bank Corp. NY	8,660	60

Trustmark Corp.	6,129	149

UMB Financial Corp.	4,697	248

Umpqua Holdings Corp.	22,205	382

Union Bankshares Corp.	4,648	103

United Bancorp, Inc.	498	4

United Bankshares, Inc.	7,863	296

United Community Banks, Inc.	5,616	106

United Financial Bancorp, Inc.	6,025	75

Univest Corp. of Pennsylvania	486	10

Valley National Bancorp	28,293	267

Washington Federal, Inc.	12,500	273

Washington Trust Bancorp, Inc.	3,268	125

Waterstone Financial, Inc.	3,458	44

Webster Financial Corp.	9,907	367

WesBanco, Inc.	2,716	89

West Bancorporation, Inc.	2,651	53

Westamerica Bancorporation	3,310	143

Western Alliance Bancorp *	12,576	373

Westfield Financial, Inc.	2,146	17

Wilshire Bancorp, Inc.	635	6

Wintrust Financial Corp.	4,774	228

WSFS Financial Corp.	2,630	199

Yadkin Financial Corp. *	669	14
		21,205

Biotechnology & Pharmaceuticals – 6.3%

ACADIA Pharmaceuticals, Inc. *	1,392	45

Aceto Corp.	3,066	67

Achillion Pharmaceuticals, Inc. *	12,530	124

Acorda Therapeutics, Inc. *	6,227	207

Adamas Pharmaceuticals, Inc. *	3,800	66

Advaxis, Inc. *	4,100	59

Aegerion Pharmaceuticals, Inc. *	4,944	129

Aerie Pharmaceuticals, Inc. *	2,200	69

Agenus, Inc. *	12,900	66

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Biotechnology & Pharmaceuticals – 6.3% – continued

Agios Pharmaceuticals, Inc. *	1,957	$185

Akorn, Inc. *	10,770	512

Albany Molecular Research, Inc. *	9,839	173

Alder Biopharmaceuticals, Inc. *	2,400	69

Aldeyra Therapeutics, Inc. *	3,644	38

AMAG Pharmaceuticals, Inc. *	2,800	153

Amicus Therapeutics, Inc. *	800	9

Anacor Pharmaceuticals, Inc. *	4,605	266

ANI Pharmaceuticals, Inc. *	300	19

Anika Therapeutics, Inc. *	5,646	232

Aratana Therapeutics, Inc.*	3,600	58

Ardelyx, Inc. *	4,400	58

Arena Pharmaceuticals, Inc. *	4,880	21

Array BioPharma, Inc. *	16,695	123

Atara Biotherapeutics, Inc. *	2,100	87

BioCryst Pharmaceuticals, Inc. *	8,513	77

BioDelivery Sciences International, Inc. *	3,596	38

BioSpecifics Technologies Corp. *	4,152	163

Cambrex Corp. *	20,275	804

Celladon Corp. *	900	17

Celldex Therapeutics, Inc. *	7,628	213

Cellular Biomedicine Group, Inc. *	1,600	50

Chimerix, Inc. *	4,000	151

Clovis Oncology, Inc. *	6,101	453

Concert Pharmaceuticals, Inc. *	4,100	62

CorMedix, Inc. *	3,500	34

Curis, Inc. (1)*	68	–

Depomed, Inc. *	12,241	274

Dicerna Pharmaceuticals, Inc. *	2,600	62

Dipexium Pharmaceuticals, Inc. *	5,200	71

Dyax Corp. *	3,415	57

Dynavax Technologies Corp. *	5,676	127

Egalet Corp. *	4,400	57

Emergent Biosolutions, Inc. *	7,407	213

Enanta Pharmaceuticals, Inc. *	1,000	31

Endo International PLC *	2,101	188

Epizyme, Inc. *	3,300	62

Five Prime Therapeutics, Inc. *	2,000	46

Flexion Therapeutics, Inc. *	2,600	59

Furiex Pharmaceuticals, Inc. (2) *	2,700	–

Heron Therapeutics, Inc. *	9,317	136

Heska Corp. *	5,140	133

Horizon Pharma PLC *	8,400	218

Hyperion Therapeutics, Inc. *	3,534	162

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Biotechnology & Pharmaceuticals – 6.3% – continued

Immune Design Corp. *	2,600	$55

ImmunoGen, Inc. *	5,185	46

Immunomedics, Inc. *	16,891	65

Impax Laboratories, Inc. *	11,356	532

Infinity Pharmaceuticals, Inc. *	6,791	95

Inovio Pharmaceuticals, Inc. *	9,128	74

Insmed, Inc. *	7,206	150

Insys Therapeutics, Inc. *	200	12

Intra-Cellular Therapies, Inc. *	2,800	67

Intrexon Corp. *	4,600	209

Isis Pharmaceuticals, Inc. *	16,171	1,030

Keryx Biopharmaceuticals, Inc. *	1,071	14

KYTHERA Biopharmaceuticals, Inc. *	3,748	188

La Jolla Pharmaceutical Co. *	2,900	53

Lannett Co., Inc. *	11,420	773

Lexicon Pharmaceuticals, Inc. *	1,871	2

Ligand Pharmaceuticals, Inc. *	6,236	481

Lion Biotechnologies, Inc. *	2,000	24

MannKind Corp. *	30,950	161

Medicines (The) Co. *	7,996	224

Merrimack Pharmaceuticals, Inc. *	11,799	140

Mirati Therapeutics, Inc. *	2,300	67

Momenta Pharmaceuticals, Inc. *	11,687	178

Natural Alternatives International, Inc. *	714	4

Nature’s Sunshine Products, Inc.	6,503	85

Nektar Therapeutics *	13,512	149

Neurocrine Biosciences, Inc. *	1,840	73

NewLink Genetics Corp. *	2,600	142

Novavax, Inc. *	30,859	255

Nutraceutical International Corp. *	1,912	38

Ohr Pharmaceutical, Inc. *	7,500	19

Omega Protein Corp. *	930	13

Omeros Corp. *	500	11

OncoMed Pharmaceuticals, Inc. *	2,300	59

OPKO Health, Inc. *	25,526	362

Orexigen Therapeutics, Inc. *	36,237	284

Osiris Therapeutics, Inc. *	8,664	152

Otonomy, Inc. *	1,800	64

Pacira Pharmaceuticals, Inc. *	4,819	428

PDL BioPharma, Inc.	20,389	143

Pernix Therapeutics Holdings, Inc. *	2,500	27

Phibro Animal Health Corp., Class A	1,900	67

POZEN, Inc. *	10,222	79

Prestige Brands Holdings, Inc. *	6,050	259

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Biotechnology & Pharmaceuticals – 6.3% – continued

Progenics Pharmaceuticals, Inc. *	2,253	$13

ProQR Therapeutics N.V. *	2,600	57

Prothena Corp. PLC *	3,500	134

PTC Therapeutics, Inc. *	3,013	183

Puma Biotechnology, Inc. *	1,606	379

Raptor Pharmaceutical Corp. *	14,029	153

Receptos, Inc. *	1,071	177

Repligen Corp. *	3,875	118

Repros Therapeutics, Inc. *	10,067	86

Retrophin, Inc. *	500	12

Revance Therapeutics, Inc. *	3,500	73

Sagent Pharmaceuticals, Inc. *	3,047	71

Sangamo BioSciences, Inc. *	13,283	208

Sarepta Therapeutics, Inc. *	5,200	69

SciClone Pharmaceuticals, Inc. *	9,947	88

Sorrento Therapeutics, Inc. *	4,500	52

Spectrum Pharmaceuticals, Inc. *	2,516	15

Sucampo Pharmaceuticals, Inc., Class A *	10,725	167

Supernus Pharmaceuticals, Inc. *	6,100	74

Synageva BioPharma Corp. *	1,093	107

T2 Biosystems, Inc. *	4,100	64

Tetraphase Pharmaceuticals, Inc. *	3,534	129

TG Therapeutics, Inc. *	3,200	50

Theravance Biopharma, Inc. *	3,600	62

Tokai Pharmaceuticals, Inc. *	3,700	42

Tonix Pharmaceuticals Holding Corp. *	6,200	39

USANA Health Sciences, Inc. *	3,191	355

Vanda Pharmaceuticals, Inc. *	7,998	74

Verastem, Inc. *	6,300	64

Vital Therapies, Inc. *	2,500	63

Zafgen, Inc. *	1,400	55

ZIOPHARM Oncology, Inc. *	11,900	128
		17,507

Chemicals – 2.1%

A. Schulman, Inc.	5,039	243

American Vanguard Corp.	3,778	40

Axiall Corp.	9,464	444

Balchem Corp.	3,869	214

Calgon Carbon Corp.	8,474	179

Chemtura Corp. *	12,588	344

Ferro Corp. *	15,608	196

FutureFuel Corp.	2,999	31

Globe Specialty Metals, Inc.	9,314	176

H.B. Fuller Co.	6,846	293

See Notes to the Financial Statements.

EQUITY FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Chemicals – 2.1% – continued

Hawkins, Inc.	2,492	$95

Innophos Holdings, Inc.	3,506	198

Innospec, Inc.	5,740	266

Intrepid Potash, Inc. *	54	1

KMG Chemicals, Inc.	4,916	131

Koppers Holdings, Inc.	371	7

Kraton Performance Polymers, Inc. *	4,187	85

Landec Corp. *	2,800	39

LSB Industries, Inc. *	2,867	118

Materion Corp.	3,630	139

Minerals Technologies, Inc.	4,682	342

Oil-Dri Corp. of America	198	7

Olin Corp.	11,986	384

OM Group, Inc.	3,292	99

OMNOVA Solutions, Inc. *	1,673	14

PolyOne Corp.	792	30

Polypore International, Inc. *	5,991	353

Quaker Chemical Corp.	3,488	299

Sensient Technologies Corp.	6,585	454

Stepan Co.	3,945	164

Synalloy Corp.	100	1

Tronox Ltd., Class A	7,900	161

Valhi, Inc.	3,000	19

WD-40 Co.	3,653	323
		5,889

Commercial Services – 2.6%

ABM Industries, Inc.	8,719	278

Advisory Board (The) Co. *	5,545	295

AMN Healthcare Services, Inc. *	5,140	119

ARC Document Solutions, Inc. *	2,826	26

Ascent Capital Group, Inc., Class A *	2,452	98

Barrett Business Services, Inc.	891	38

Brady Corp., Class A	6,547	185

Brink’s (The) Co.	7,955	220

CBIZ, Inc. *	8,921	83

CDI Corp.	1,348	19

Cimpress N.V. *	4,585	387

Collectors Universe, Inc.	9,669	218

Computer Task Group, Inc.	1,924	14

Corporate Executive Board (The) Co.	5,139	410

CorVel Corp. *	4,592	158

Courier Corp.	8,501	208

CRA International, Inc. *	2,823	88

Cross Country Healthcare, Inc. *	2,241	27

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Commercial Services – 2.6% – continued

Deluxe Corp.	6,839	$474

Ennis, Inc.	4,735	67

Franklin Covey Co. *	938	18

FTI Consulting, Inc. *	4,857	182

G&K Services, Inc., Class A	3,477	252

GP Strategies Corp. *	3,584	133

Hackett Group (The), Inc.	2,340	21

Healthcare Services Group, Inc.	8,675	279

HMS Holdings Corp. *	8,291	128

Huron Consulting Group, Inc. *	2,840	188

Information Services Group, Inc.	2,762	11

Innodata, Inc. *	1,821	5

Insperity, Inc.	4,001	209

Intersections, Inc.	576	2

Kelly Services, Inc., Class A	5,004	87

Kforce, Inc.	5,601	125

Korn/Ferry International	5,348	176

LifeLock, Inc. *	10,500	148

Multi-Color Corp.	3,077	213

National Research Corp., Class A	6,843	98

Navigant Consulting, Inc. *	7,004	91

On Assignment, Inc. *	7,515	288

Providence Service (The) Corp. *	5,013	266

Sotheby’s	7,371	311

SP Plus Corp. *	4,382	96

TrueBlue, Inc. *	4,750	116

UniFirst Corp.	2,593	305

Viad Corp.	4,415	123

Volt Information Sciences, Inc. *	2,603	31
		7,314

Construction Materials – 0.6%

Apogee Enterprises, Inc.	6,920	299

Deltic Timber Corp.	1,641	109

Headwaters, Inc. *	12,426	228

Louisiana-Pacific Corp. *	18,736	309

Trex Co., Inc. *	6,920	377

United States Lime & Minerals, Inc.	1,692	109

Universal Forest Products, Inc.	3,161	176
		1,607

Consumer Products – 2.6%

Adecoagro S.A. *	13,083	134

Alico, Inc.	1,121	57

B&G Foods, Inc.	8,754	258

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Consumer Products – 2.6% – continued

Boston Beer (The) Co., Inc., Class A *	1,212	$324

Boulder Brands, Inc. *	1,403	13

Bridgford Foods Corp. *	366	3

Cal-Maine Foods, Inc.	5,714	223

Central Garden and Pet Co., Class A *	4,015	43

Clearwater Paper Corp. *	3,185	208

Coca-Cola Bottling Co. Consolidated	1,547	175

Craft Brew Alliance, Inc. *	7,009	96

Darling Ingredients, Inc. *	20,752	291

Dean Foods Co.	11,800	195

Diamond Foods, Inc. *	834	27

Elizabeth Arden, Inc. *	1,273	20

Farmer Bros. Co. *	6,414	159

Female Health (The) Co.	935	3

Fresh Del Monte Produce, Inc.	4,600	179

Golden Enterprises, Inc.	454	2

Hain Celestial Group (The), Inc. *	10,863	696

Helen of Troy Ltd. *	4,226	344

HRG Group, Inc. *	12,140	151

Inter Parfums, Inc.	4,815	157

J&J Snack Foods Corp.	2,911	311

Lancaster Colony Corp.	2,433	232

Lifeway Foods, Inc. *	296	6

National Beverage Corp. *	2,791	68

Nu Skin Enterprises, Inc., Class A	7,500	452

Orchids Paper Products Co.	486	13

Post Holdings, Inc. *	5,562	260

Revlon, Inc., Class A *	486	20

Sanderson Farms, Inc.	2,718	216

Seaboard Corp. *	56	231

Seneca Foods Corp., Class A *	296	9

Snyder’s-Lance, Inc.	6,061	194

Spectrum Brands Holdings, Inc.	3,320	297

Tootsie Roll Industries, Inc.	5,694	193

TreeHouse Foods, Inc. *	5,786	492

United-Guardian, Inc.	492	9

Universal Corp.	3,456	163

Vector Group Ltd.	7,922	174

Zep, Inc.	3,106	53
		7,151

Consumer Services – 0.6%

Aaron’s, Inc.	1,191	34

American Public Education, Inc. *	3,161	95

Bridgepoint Education, Inc. *	766	7

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Consumer Services – 0.6% – continued

Bright Horizons Family Solutions, Inc. *	4,000	$205

Capella Education Co.	3,106	202

DeVry Education Group, Inc.	5,676	189

Grand Canyon Education, Inc. *	5,569	241

K12, Inc. *	4,271	67

Matthews International Corp., Class A	5,224	269

Medifast, Inc. *	486	15

Regis Corp. *	8,937	146

Rent-A-Center, Inc.	6,974	191

Strayer Education, Inc. *	1,499	80
		1,741

Containers & Packaging – 0.7%

AEP Industries, Inc. *	2,237	123

Berry Plastics Group, Inc. *	11,532	417

Graphic Packaging Holding Co.	44,010	640

Greif, Inc., Class A	4,100	161

KapStone Paper and Packaging Corp.	10,523	346

Myers Industries, Inc.	3,363	59

Tredegar Corp.	6,033	121
		1,867

Design, Manufacturing & Distribution – 0.2%

Benchmark Electronics, Inc. *	6,103	146

CTS Corp.	6,709	121

Plexus Corp. *	4,653	190

Transcat, Inc. *	83	1
		458

Distributors – Consumer Staples – 0.3%

Andersons (The), Inc.	4,434	183

Calavo Growers, Inc.	486	25

Core-Mark Holding Co., Inc.	2,619	169

United Natural Foods, Inc. *	6,711	517
		894

Distributors – Discretionary – 0.8%

Bassett Furniture Industries, Inc.	2,700	77

ePlus, Inc. *	3,823	332

FTD Cos., Inc. *	3,476	104

Insight Enterprises, Inc. *	6,966	199

PC Connection, Inc.	3,786	99

PCM, Inc. *	957	9

Pool Corp.	6,630	462

ScanSource, Inc. *	4,715	192

SYNNEX Corp.	3,486	269

Tech Data Corp. *	4,391	254

See Notes to the Financial Statements.

EQUITY FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Distributors – Discretionary – 0.8% – continued

United Stationers, Inc.	7,030	$288

Wayside Technology Group, Inc.	1,440	25
		2,310

Electrical Equipment – 1.9%

AAON, Inc.	8,499	208

Acuity Brands, Inc.	5,751	967

American Science & Engineering, Inc.	1,503	73

Argan, Inc.	3,943	143

Badger Meter, Inc.	3,438	206

Bel Fuse, Inc., Class B	1,407	27

Belden, Inc.	7,050	660

Chase Corp.	456	20

Checkpoint Systems, Inc.	1,062	11

Cognex Corp. *	11,341	562

Compx International, Inc. (1)	1	–

CyberOptics Corp. *	2,296	23

ESCO Technologies, Inc.	3,461	135

Espey Manufacturing & Electronics Corp.	7,282	208

FARO Technologies, Inc. *	4,438	276

Generac Holdings, Inc. *	9,407	458

GSI Group, Inc. *	5,997	80

Houston Wire & Cable Co.	1,868	18

Itron, Inc. *	4,456	163

Kimball Electronics, Inc. *	2,547	36

Littelfuse, Inc.	2,793	278

LSI Industries, Inc.	447	4

Mesa Laboratories, Inc.	1,680	121

MOCON, Inc.	5,804	97

NL Industries, Inc. *	1,244	10

Nortek, Inc. *	100	9

Orion Energy Systems, Inc. *	1,232	4

OSI Systems, Inc. *	2,575	191

Powell Industries, Inc.	2,764	93

Preformed Line Products Co.	2,003	84

Stoneridge, Inc. *	967	11

Watts Water Technologies, Inc., Class A	4,343	239
		5,415

Engineering & Construction Services – 0.8%

Comfort Systems USA, Inc.	6,828	144

Dycom Industries, Inc. *	6,789	332

EMCOR Group, Inc.	8,926	415

EnerNOC, Inc. *	6,100	70

Exponent, Inc.	2,812	250

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Engineering & Construction Services – 0.8% – continued

Granite Construction, Inc.	6,673	$234

Great Lakes Dredge & Dock Corp. *	3,660	22

Integrated Electrical Services, Inc. *	1,326	12

KBR, Inc.	20,200	292

Kratos Defense & Security Solutions, Inc. *	382	2

MasTec, Inc. *	7,470	144

MYR Group, Inc. *	2,361	74

Orion Marine Group, Inc. (1)*	17	–

Team, Inc. *	3,439	134

TRC Cos., Inc. *	1,872	16

VSE Corp.	1,404	115

Willbros Group, Inc. *	2,203	7
		2,263

Forest & Paper Products – 0.5%

Domtar Corp.	8,226	380

Neenah Paper, Inc.	6,158	385

PH Glatfelter Co.	8,981	247

Resolute Forest Products, Inc. *	9,147	158

Schweitzer-Mauduit International, Inc.	6,059	280

Wausau Paper Corp.	3,675	35
		1,485

Gaming, Lodging & Restaurants – 3.0%

Belmond Ltd., Class A *	12,633	155

Biglari Holdings, Inc. *	245	101

BJ’s Restaurants, Inc. *	3,046	154

Bloomin’ Brands, Inc.	10,100	246

Bob Evans Farms, Inc.	4,293	199

Boyd Gaming Corp. *	10,108	144

Brinker International, Inc.	1,499	92

Buffalo Wild Wings, Inc. *	2,750	498

Carrols Restaurant Group, Inc. *	1,240	10

Cheesecake Factory (The), Inc.	7,176	354

Choice Hotels International, Inc.	2,677	172

Churchill Downs, Inc.	2,254	259

Cracker Barrel Old Country Store, Inc.	3,059	465

Denny’s Corp. *	1,983	23

Diamond Resorts International, Inc. *	4,600	154

DineEquity, Inc.	2,614	280

Famous Dave’s of America, Inc. *	2,160	62

Fiesta Restaurant Group, Inc. *	3,447	210

Flanigan’s Enterprises, Inc.	2,892	91

Frisch’s Restaurants, Inc.	3,052	83

Isle of Capri Casinos, Inc. *	9,191	129

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Gaming, Lodging & Restaurants – 3.0% – continued

Jack in the Box, Inc.	7,741	$743

Kona Grill, Inc. *	5,619	160

Krispy Kreme Doughnuts, Inc. *	9,879	197

Lakes Entertainment, Inc. *	1,500	13

Luby’s, Inc. *	1,256	7

Marriott Vacations Worldwide Corp.	3,641	295

Monarch Casino & Resort, Inc. *	902	17

Morgans Hotel Group Co. *	4,758	37

Nathan’s Famous, Inc.	1,499	81

Papa John’s International, Inc.	6,445	398

Penn National Gaming, Inc. *	10,200	160

Pinnacle Entertainment, Inc. *	8,107	293

Popeyes Louisiana Kitchen, Inc. *	3,701	221

Red Lion Hotels Corp. *	1,092	7

Red Robin Gourmet Burgers, Inc. *	6,096	530

Ruby Tuesday, Inc. *	8,897	53

Ruth’s Hospitality Group, Inc.	3,040	48

Scientific Games Corp., Class A *	8,298	87

Sonic Corp.	11,445	363

Texas Roadhouse, Inc.	9,366	341

Wendy’s (The) Co.	34,270	374
		8,306

Hardware – 3.0%

ADTRAN, Inc.	9,210	172

Alliance Fiber Optic Products, Inc.	6,211	108

ARRIS Group, Inc. *	13,249	383

Aruba Networks, Inc. *	13,172	323

Astro-Med, Inc.	4,003	56

Ciena Corp. *	13,004	251

Communications Systems, Inc.	1,561	18

Comtech Telecommunications Corp.	3,312	96

Cray, Inc. *	3,811	107

Daktronics, Inc.	9,912	107

Datalink Corp. *	5,204	63

Diebold, Inc.	8,699	308

Digimarc Corp.	2,345	52

Eastman Kodak Co. *	3,500	66

Electronics For Imaging, Inc. *	6,640	277

Emerson Radio Corp.	792	1

Extreme Networks, Inc. *	5,620	18

FEI Co.	5,121	391

Finisar Corp. *	10,077	215

Gigamon, Inc. *	3,200	68

Harmonic, Inc. *	6,961	52

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Hardware – 3.0% – continued

Immersion Corp. *	2,007	$18

Imprivata, Inc. *	5,100	71

Infinera Corp. *	16,405	323

InterDigital, Inc.	5,583	283

Ixia *	3,324	40

Knowles Corp. *	11,400	220

Kopin Corp. *	6,514	23

KVH Industries, Inc. *	5,991	91

Lexmark International, Inc., Class A	8,996	381

Loral Space & Communications, Inc. *	2,176	149

NETGEAR, Inc. *	4,866	160

NetScout Systems, Inc. *	5,875	258

Numerex Corp., Class A *	1,861	21

PAR Technology Corp. *	3,554	15

PC-Tel, Inc.	1,240	10

Plantronics, Inc.	6,095	323

Polycom, Inc. *	15,957	214

QLogic Corp. *	11,700	172

Qumu Corp. *	2,327	31

Riverbed Technology, Inc. *	970	20

Rovi Corp. *	11,994	218

Sanmina Corp. *	11,959	289

Silicon Graphics International Corp. *	697	6

Sonus Networks, Inc. *	3,545	28

Super Micro Computer, Inc. *	4,754	158

Synaptics, Inc. *	4,828	393

TiVo, Inc. *	14,846	158

TransAct Technologies, Inc.	376	2

Ubiquiti Networks, Inc.	2,570	76

Universal Electronics, Inc. *	1,372	77

UTStarcom Holdings Corp. (1)*	18	–

VeriFone Systems, Inc. *	2,356	82

ViaSat, Inc. *	5,012	299

Viasystems Group, Inc. *	2,843	50

Vishay Precision Group, Inc. *	176	3

VOXX International Corp. *	924	8

Zebra Technologies Corp., Class A *	6,640	602
		8,404

Health Care Facilities & Services – 3.2%

Acadia Healthcare Co., Inc. *	4,712	337

Addus HomeCare Corp. *	5,903	136

Air Methods Corp. *	5,955	277

Alliance HealthCare Services, Inc. *	6,835	152

Almost Family, Inc. *	4,530	202

See Notes to the Financial Statements.

EQUITY FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Health Care Facilities & Services – 3.2% – continued

Amsurg Corp. *	4,548	$280

Bio-Reference Laboratories, Inc. *	5,380	190

BioScrip, Inc. *	4,789	21

Capital Senior Living Corp. *	3,498	91

Centene Corp. *	11,936	844

Charles River Laboratories International, Inc. *	3,748	297

Chemed Corp.	3,590	429

Digirad Corp.	1,868	8

Ensign Group (The), Inc.	4,197	197

ExamWorks Group, Inc. *	7,181	299

Genesis Healthcare, Inc. *	13,027	93

Hanger, Inc. *	4,707	107

HealthSouth Corp.	11,047	490

Healthways, Inc. *	5,140	101

Independence Holding Co.	906	12

IPC Healthcare, Inc. *	2,829	132

Kindred Healthcare, Inc.	8,563	204

LHC Group, Inc. *	2,991	99

LifePoint Hospitals, Inc. *	5,676	417

Magellan Health, Inc. *	4,268	302

Medcath Corp. (2)*	7,953	–

Molina Healthcare, Inc. *	4,239	285

National HealthCare Corp.	3,170	202

OvaScience, Inc. *	2,000	69

Owens & Minor, Inc.	7,279	246

PAREXEL International Corp. *	8,081	557

PharMerica Corp. *	6,638	187

Premier, Inc., Class A *	4,200	158

Select Medical Holdings Corp.	8,996	133

Team Health Holdings, Inc. *	9,089	532

Triple-S Management Corp., Class B *	6,418	128

U.S. Physical Therapy, Inc.	3,615	172

WellCare Health Plans, Inc. *	5,160	472
		8,858

Home & Office Products – 1.7%

ACCO Brands Corp. *	10,493	87

American Woodmark Corp. *	3,476	190

AV Homes, Inc. *	4,183	67

Beazer Homes USA, Inc. *	3,067	54

Blount International, Inc. *	5,582	72

Cavco Industries, Inc. *	2,636	198

Century Communities, Inc. *	3,600	70

CSS Industries, Inc.	3,783	114

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Home & Office Products – 1.7% – continued

Flexsteel Industries, Inc.	5,035	$158

Griffon Corp.	6,655	116

Herman Miller, Inc.	8,123	225

HNI Corp.	5,576	308

Hooker Furniture Corp.	5,047	96

Hovnanian Enterprises, Inc., Class A *	1,553	6

Interface, Inc.	7,913	164

iRobot Corp. *	3,361	110

KB Home	8,039	126

Kimball International, Inc., Class B	3,396	36

Knoll, Inc.	7,114	167

La-Z-Boy, Inc.	7,902	222

Libbey, Inc.	1,800	72

Lifetime Brands, Inc.	5,462	83

M/I Homes, Inc. *	2,474	59

Masonite International Corp. *	4,000	269

Mattress Firm Holding Corp. *	2,249	157

MDC Holdings, Inc.	6,831	195

Meritage Homes Corp. *	5,155	251

NACCO Industries, Inc., Class A	1,293	68

Nobility Homes, Inc. *	858	10

Quanex Building Products Corp.	3,967	78

Ryland Group (The), Inc.	4,715	230

Select Comfort Corp. *	7,093	244

St. Joe (The) Co. *	6,332	117

Standard Pacific Corp. *	8,889	80

Stanley Furniture Co., Inc. *	1,290	4

Steelcase, Inc., Class A	11,389	216

Taylor Morrison Home Corp., Class A *	2,400	50

Virco Manufacturing Corp. *	1,642	4

WCI Communities, Inc. *	2,398	57

William Lyon Homes, Class A *	2,000	52
		4,882

Industrial Services – 0.5%

Applied Industrial Technologies, Inc.	6,242	283

DXP Enterprises, Inc. *	3,130	138

Electro Rent Corp.	1,734	20

Furmanite Corp. *	8,654	68

H&E Equipment Services, Inc.	1,885	47

Kaman Corp.	4,033	171

TAL International Group, Inc. *	3,330	136

Titan Machinery, Inc. *	784	10

Watsco, Inc.	3,661	460
		1,333

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Institutional Financial Services – 0.6%

BGC Partners, Inc., Class A	19,953	$189

Evercore Partners, Inc., Class A	3,786	196

FBR & Co. *	3,030	70

GFI Group, Inc.	9,204	55

Greenhill & Co., Inc.	3,106	123

Interactive Brokers Group, Inc., Class A	7,492	255

INTL. FCStone, Inc. *	3,946	117

Investment Technology Group, Inc. *	9,373	284

Piper Jaffray Cos. *	2,561	134

Stifel Financial Corp. *	6,748	376
		1,799

Insurance – 2.7%

Ambac Financial Group, Inc. *	4,819	117

American Equity Investment Life Holding Co.	8,718	254

AMERISAFE, Inc.	3,353	155

AmTrust Financial Services, Inc.	5,177	295

Argo Group International Holdings Ltd.	4,920	247

Aspen Insurance Holdings Ltd.	35	2

Atlantic American Corp.	6,501	26

Baldwin & Lyons, Inc., Class B	3,155	74

Citizens, Inc. *	11,082	68

CNO Financial Group, Inc.	25,991	447

Crawford & Co., Class B	14,933	129

Donegal Group, Inc., Class A	1,441	23

eHealth, Inc. *	309	3

EMC Insurance Group, Inc.	5,268	178

Employers Holdings, Inc.	6,140	166

Endurance Specialty Holdings Ltd.	5,151	315

FBL Financial Group, Inc., Class A	1,916	119

First Acceptance Corp. *	2,799	7

GAINSCO, Inc. *	714	8

Global Indemnity PLC *	491	14

Greenlight Capital Re Ltd., Class A *	3,962	126

Hallmark Financial Services, Inc. *	792	8

Hanover Insurance Group (The), Inc.	6,377	463

Hilltop Holdings, Inc. *	7,335	142

Horace Mann Educators Corp.	3,761	129

Infinity Property & Casualty Corp.	2,492	204

Kansas City Life Insurance Co.	1,815	83

Kemper Corp.	5,149	201

Maiden Holdings Ltd.	175	2

MBIA, Inc. *	16,200	151

Meadowbrook Insurance Group, Inc.	1,250	11

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Insurance – 2.7% – continued

Mercury General Corp.	2,999	$173

Montpelier Re Holdings Ltd.	9,104	350

National Interstate Corp.	2,833	79

National Western Life Insurance Co., Class A	496	126

Navigators Group (The), Inc. *	1,285	100

OneBeacon Insurance Group Ltd., Class A	3,957	60

Phoenix (The) Cos., Inc. *	271	13

Primerica, Inc.	5,755	293

ProAssurance Corp.	6,800	312

Radian Group, Inc.	22,933	385

RenaissanceRe Holdings Ltd.	1,964	196

RLI Corp.	5,950	312

Safety Insurance Group, Inc.	2,381	142

Selective Insurance Group, Inc.	5,600	163

StanCorp Financial Group, Inc.	5,155	354

Symetra Financial Corp.	9,896	232

Unico American Corp. *	114	1

United Fire Group, Inc.	4,626	147

Universal Insurance Holdings, Inc.	1,432	37
		7,642

Iron & Steel – 0.4%

Commercial Metals Co.	14,954	242

Haynes International, Inc.	2,280	102

Northwest Pipe Co. *	4,199	96

Olympic Steel, Inc.	756	10

Shiloh Industries, Inc. *	1,411	20

SunCoke Energy, Inc.	7,900	118

TimkenSteel Corp.	5,200	138

Universal Stainless & Alloy Products, Inc. *	2,483	65

Worthington Industries, Inc.	7,779	207
		998

Leisure Products – 0.7%

Arctic Cat, Inc.	3,473	126

Brunswick Corp.	13,408	690

Callaway Golf Co.	10,534	100

Drew Industries, Inc.	6,195	381

Johnson Outdoors, Inc., Class A	3,183	106

LeapFrog Enterprises, Inc. *	300	1

Malibu Boats, Inc. Class A *	1,800	42

Marine Products Corp.	2,474	21

Nautilus, Inc. *	6,533	100

Thor Industries, Inc.	4,810	304

See Notes to the Financial Statements.

EQUITY FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Leisure Products – 0.7% – continued

Winnebago Industries, Inc.	4,384	$93
		1,964

Machinery – 2.1%

Alamo Group, Inc.	1,086	69

Altra Industrial Motion Corp.	6,277	173

Astec Industries, Inc.	3,173	136

Briggs & Stratton Corp.	6,095	125

CIRCOR International, Inc.	2,601	142

ClearSign Combustion Corp. *	3,792	20

Columbus McKinnon Corp.	1,329	36

Curtiss-Wright Corp.	6,601	488

CVD Equipment Corp. *	1,575	22

Federal Signal Corp.	12,799	202

Franklin Electric Co., Inc.	6,518	249

Gorman-Rupp (The) Co.	4,860	146

Graham Corp.	2,379	57

Hardinge, Inc.	7,604	88

Hillenbrand, Inc.	8,714	269

Hollysys Automation Technologies Ltd.	7,757	154

Hurco Cos., Inc.	1,049	35

Hyster-Yale Materials Handling, Inc.	2,371	174

John Bean Technologies Corp.	3,641	130

Kadant, Inc.	2,999	158

Key Technology, Inc. *	4,260	54

Lindsay Corp.	2,442	186

Magnetek, Inc. *	2,356	91

Middleby (The) Corp. *	7,818	803

MSA Safety, Inc.	3,621	181

MTS Systems Corp.	4,198	318

Mueller Water Products, Inc., Class A	17,421	172

Raven Industries, Inc.	5,498	112

Rexnord Corp. *	10,174	272

Rofin-Sinar Technologies, Inc. *	1,863	45

SL Industries, Inc. *	898	38

Standex International Corp.	2,927	240

Sun Hydraulics Corp.	3,372	139

Tennant Co.	2,774	181

Titan International, Inc.	985	9

Twin Disc, Inc.	646	11
		5,725

Manufactured Goods – 1.0%

Aegion Corp. *	1,611	29

AZZ, Inc.	5,160	241

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Manufactured Goods – 1.0% – continued

Barnes Group, Inc.	5,925	$240

Chart Industries, Inc. *	2,794	98

Dynamic Materials Corp.	1,090	14

Eastern (The) Co.	3,570	72

EnPro Industries, Inc.	3,869	255

Gibraltar Industries, Inc. *	1,444	24

Handy & Harman Ltd. *	2,249	92

Insteel Industries, Inc.	1,821	39

LB Foster Co., Class A	1,605	76

Mueller Industries, Inc.	10,711	387

NCI Building Systems, Inc. *	5,002	87

Omega Flex, Inc.	487	12

Proto Labs, Inc. *	2,784	195

RBC Bearings, Inc.	3,974	304

Rogers Corp. *	3,213	264

RTI International Metals, Inc. *	4,756	171

Simpson Manufacturing Co., Inc.	4,715	176
		2,776

Media – 1.4%

AOL, Inc. *	2,035	81

Autobytel, Inc. *	7,925	117

Blucora, Inc. *	9,328	128

Crown Media Holdings, Inc., Class A *	3,852	15

Daily Journal Corp. *	400	73

DreamWorks Animation SKG, Inc., Class A *	8,914	216

Entercom Communications Corp., Class A *	5,726	70

Eros International PLC *	4,200	73

EW Scripps (The) Co., Class A	2,500	71

Global Sources Ltd. *	13,172	77

HealthStream, Inc. *	4,593	116

Houghton Mifflin Harcourt Co. *	14,200	333

Journal Communications, Inc., Class A *	3,671	54

Marchex, Inc., Class B	1,195	5

Media General, Inc. *	6,492	107

Meredith Corp.	4,735	264

National CineMedia, Inc.	4,600	70

New Media Investment Group, Inc.	1,463	35

New York Times (The) Co., Class A	17,806	245

Nexstar Broadcasting Group, Inc., Class A	4,028	231

Orbitz Worldwide, Inc. *	2,851	33

Reis, Inc.	2,293	59

Saga Communications, Inc., Class A	852	38

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Media – 1.4% – continued

Scholastic Corp.	3,621	$148

Shutterfly, Inc. *	4,108	186

Shutterstock, Inc. *	1,285	88

Sinclair Broadcast Group, Inc., Class A	8,923	280

Time, Inc.	14,400	323

Travelzoo, Inc. *	1,281	12

Tribune Publishing Co.	3,600	70

WebMD Health Corp. *	6,313	277

World Wrestling Entertainment, Inc., Class A	7,005	98

XO Group, Inc. *	642	11

Zillow Group, Inc., Class A *	196	20
		4,024

Medical Equipment & Devices – 4.7%

Abaxis, Inc.	3,316	213

ABIOMED, Inc. *	6,990	500

Accuray, Inc. *	683	6

Affymetrix, Inc. *	6,667	84

Alere, Inc. *	7,175	351

Align Technology, Inc. *	9,330	502

Alphatec Holdings, Inc. (1)*	44	–

Analogic Corp.	2,398	218

AngioDynamics, Inc. *	9,170	163

AtriCure, Inc. *	2,320	48

Atrion Corp.	544	188

BioTelemetry, Inc. *	1,296	11

Bovie Medical Corp. *	8,788	21

Bruker Corp. *	11,459	212

Cardiovascular Systems, Inc. *	5,635	220

Catalent, Inc. *	6,640	207

Cepheid, Inc. *	9,605	547

CONMED Corp.	4,526	229

CryoLife, Inc.	9,235	96

Cutera, Inc. *	5,044	65

Cyberonics, Inc. *	5,274	342

Cynosure, Inc., Class A *	7,164	220

Daxor Corp.	559	3

Derma Sciences, Inc. *	526	4

DexCom, Inc. *	10,107	630

Endologix, Inc. *	4,541	78

Exact Sciences Corp. *	5,890	130

Exactech, Inc. *	6,717	172

Fluidigm Corp. *	3,600	152

Genomic Health, Inc. *	2,463	75

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Medical Equipment & Devices – 4.7% – continued

Globus Medical, Inc., Class A *	7,068	$178

Greatbatch, Inc. *	4,916	284

Haemonetics Corp. *	8,229	370

Halyard Health, Inc. *	6,100	300

Harvard Apparatus Regenerative Technology, Inc. *	481	2

Harvard Bioscience, Inc. *	2,139	12

HeartWare International, Inc. *	2,249	197

Hill-Rom Holdings, Inc.	7,604	373

ICU Medical, Inc. *	2,871	267

Insulet Corp. *	7,471	249

Integra LifeSciences Holdings Corp. *	3,516	217

Iridex Corp. *	100	1

LeMaitre Vascular, Inc.	12,340	103

Luminex Corp. *	5,780	92

Masimo Corp. *	7,816	258

Meridian Bioscience, Inc.	4,743	90

Merit Medical Systems, Inc. *	7,803	150

MiMedx Group, Inc. *	11,400	119

Misonix, Inc. *	8,139	106

Myriad Genetics, Inc. *	8,804	312

Natus Medical, Inc. *	9,726	384

Neogen Corp. *	4,603	215

NuVasive, Inc. *	8,887	409

NxStage Medical, Inc. *	2,420	42

OraSure Technologies, Inc. *	12,459	81

Orthofix International N.V. *	4,428	159

Quidel Corp. *	6,122	165

Rockwell Medical, Inc. *	1,089	12

RTI Surgical, Inc. *	3,864	19

Sequenom, Inc. *	24,524	97

Span-America Medical Systems, Inc.	2,234	43

Sparton Corp. *	805	20

Spectranetics (The) Corp. *	5,540	193

STERIS Corp.	7,292	512

SurModics, Inc. *	5,507	143

Symmetry Surgical, Inc. *	2,474	18

Thoratec Corp. *	7,223	303

Utah Medical Products, Inc.	2,317	139

Vascular Solutions, Inc. *	4,929	149

West Pharmaceutical Services, Inc.	10,469	630

Wright Medical Group, Inc. *	5,544	143
		13,243

See Notes to the Financial Statements.

EQUITY FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Metals & Mining – 0.4%

Century Aluminum Co. *	700	$10

Encore Wire Corp.	1,361	52

Harsco Corp.	10,281	177

Hecla Mining Co.	44,000	131

Horsehead Holding Corp. *	8,383	106

Kaiser Aluminum Corp.	2,520	194

Stillwater Mining Co. *	15,400	199

US Silica Holdings, Inc.	5,900	210
		1,079

Oil, Gas & Coal – 2.6%

Adams Resources & Energy, Inc.	2,447	164

Alon USA Energy, Inc.	5,768	96

Approach Resources, Inc. *	417	3

Atwood Oceanics, Inc.	7,500	211

Basic Energy Services, Inc. *	1,061	7

Bill Barrett Corp. *	300	3

Bristow Group, Inc.	4,784	261

C&J Energy Services Ltd. *	550	6

Callon Petroleum Co. *	6,256	47

CARBO Ceramics, Inc.	200	6

Carrizo Oil & Gas, Inc. *	8,302	412

Clayton Williams Energy, Inc. *	1,710	87

Clean Energy Fuels Corp. *	18,276	98

Cloud Peak Energy, Inc. *	7,722	45

Contango Oil & Gas Co. *	203	4

Dawson Geophysical Co. *	481	2

Delek US Holdings, Inc.	5,752	229

Diamondback Energy, Inc. *	4,472	344

Energy XXI Ltd.(1)	1	–

EnLink Midstream LLC	3,534	115

Evolution Petroleum Corp.	7,231	43

Exterran Holdings, Inc.	7,155	240

Flotek Industries, Inc. *	440	7

Forum Energy Technologies, Inc. *	7,667	150

Geospace Technologies Corp. *	389	6

Goodrich Petroleum Corp. *	300	1

Gran Tierra Energy, Inc. *	1,600	4

Gulf Coast Ultra Deep Royalty Trust *	2,298	2

Gulf Island Fabrication, Inc.	557	8

Gulfmark Offshore, Inc., Class A	574	7

Halcon Resources Corp. *	379	1

Helix Energy Solutions Group, Inc. *	11,905	178

Hercules Offshore, Inc. (1)*	283	–

Independence Contract Drilling, Inc. *	1,323	9

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Oil, Gas & Coal – 2.6% – continued

Isramco, Inc. *	1,570	$198

Laredo Petroleum, Inc. *	2,100	27

LinnCo LLC	582	6

Matador Resources Co. *	8,000	175

Matrix Service Co. *	4,214	74

MRC Global, Inc. *	14,000	166

Natural Gas Services Group, Inc. *	4,912	94

Newpark Resources, Inc. *	13,828	126

Oasis Petroleum, Inc. *	11,100	158

Panhandle Oil and Gas, Inc., Class A	7,130	141

Par Petroleum Corp. *	2,100	49

Parsley Energy, Inc., Class A *	6,872	110

Patterson-UTI Energy, Inc.	13,400	252

PBF Energy, Inc., Class A	6,400	217

PDC Energy, Inc. *	3,635	196

Penn Virginia Corp. *	1,000	6

PetroQuest Energy, Inc. *	701	2

PHI, Inc. (Non Voting) *	3,930	118

Pioneer Energy Services Corp. *	232	1

PowerSecure International, Inc. *	1,264	17

PrimeEnergy Corp. *	1,172	62

Resolute Energy Corp. *	8,853	5

Ring Energy, Inc. *	5,000	53

Rosetta Resources, Inc. *	100	2

Sanchez Energy Corp. *	600	8

SandRidge Energy, Inc. (1)*	200	–

SEACOR Holdings, Inc. *	2,570	179

SemGroup Corp., Class A	5,755	468

Stone Energy Corp. *	1,085	16

Synergy Resources Corp. *	2,700	32

Tesco Corp.	9,638	110

TETRA Technologies, Inc. *	700	4

Thermon Group Holdings, Inc. *	3,855	93

Tidewater, Inc.	5,400	103

Triangle Petroleum Corp. *	538	3

Unit Corp. *	5,400	151

VAALCO Energy, Inc. *	5,057	12

Warren Resources, Inc. *	1,194	1

Western Refining, Inc.	8,243	407

Westmoreland Coal Co. *	1,378	37

Whiting Petroleum Corp. *	5,765	178

World Fuel Services Corp.	8,179	470
		7,323

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Passenger Transportation – 0.5%

Allegiant Travel Co.	2,750	$529

Era Group, Inc. *	2,800	58

Hawaiian Holdings, Inc. *	1,695	37

JetBlue Airways Corp. *	34,066	656

Republic Airways Holdings, Inc. *	1,411	20
		1,300

Real Estate – 0.3%

Alexander & Baldwin, Inc.	5,708	246

Consolidated-Tomoka Land Co.	1,914	114

Forestar Group, Inc. *	6,648	105

FRP Holdings, Inc. *	1,370	50

Griffin Land & Nurseries, Inc.	763	23

Kennedy-Wilson Holdings, Inc.	7,727	202

RE/MAX Holdings, Inc., Class A	2,000	66

Resource America, Inc., Class A	1,852	17

Stratus Properties, Inc. *	114	2

Tejon Ranch Co. *	2,739	72

Trinity Place Holdings, Inc. *	978	7
		904

Real Estate Investment Trusts – 7.9%

Acadia Realty Trust	8,262	288

AG Mortgage Investment Trust, Inc.	2,999	56

Agree Realty Corp.	4,767	157

Alexander’s, Inc.	710	324

American Assets Trust, Inc.	3,970	172

American Residential Properties, Inc. *	6,484	117

Apollo Commercial Real Estate Finance, Inc.	6,539	112

Apollo Residential Mortgage, Inc.	3,213	51

Arbor Realty Trust, Inc.	15,704	110

Ares Commercial Real Estate Corp.	4,739	52

Armada Hoffler Properties, Inc.	5,462	58

ARMOUR Residential REIT, Inc.	42,302	134

Ashford Hospitality Prime, Inc.	3,424	57

Ashford Hospitality Trust, Inc.	16,477	159

Associated Estates Realty Corp.	7,332	181

Aviv REIT, Inc.	1,900	69

Blackstone Mortgage Trust, Inc., Class A	7,925	225

Bluerock Residential Growth REIT, Inc.	5,000	67

Brandywine Realty Trust	22,615	361

BRT Realty Trust *	16,141	115

Campus Crest Communities, Inc.	5,569	40

Capstead Mortgage Corp.	11,304	133

CareTrust REIT, Inc.	6,223	84

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Real Estate Investment Trusts – 7.9% – continued

CatchMark Timber Trust, Inc. Class A	3,855	$45

Cedar Realty Trust, Inc.	14,652	110

Chambers Street Properties	33,194	262

Chatham Lodging Trust	4,482	132

Cherry Hill Mortgage Investment Corp.	2,677	47

Chesapeake Lodging Trust	7,284	246

CIM Commercial Trust Corp. (1)	8	–

CorEnergy Infrastructure Trust, Inc.	6,200	43

CoreSite Realty Corp.	2,555	124

Corporate Office Properties Trust	10,495	308

Cousins Properties, Inc.	30,204	320

CubeSmart	22,343	540

CyrusOne, Inc.	4,770	148

DCT Industrial Trust, Inc.	11,305	392

DiamondRock Hospitality Co.	25,550	361

DuPont Fabros Technology, Inc.	9,406	307

Dynex Capital, Inc.	7,158	61

EastGroup Properties, Inc.	4,359	262

Education Realty Trust, Inc.	4,689	166

Ellington Residential Mortgage REIT	3,213	53

Empire State Realty Trust, Inc., Class A	8,700	164

EPR Properties	7,702	462

Equity Commonwealth *	10,118	269

Equity One, Inc.	9,492	253

Excel Trust, Inc.	5,373	75

FelCor Lodging Trust, Inc.	14,152	163

First Industrial Realty Trust, Inc.	15,129	324

First Potomac Realty Trust	9,817	117

First Real Estate Investment Trust of New Jersey	205	4

Franklin Street Properties Corp.	13,000	167

GEO Group (The), Inc.	13,199	577

Getty Realty Corp.	6,433	117

Gladstone Commercial Corp.	7,155	133

Gramercy Property Trust, Inc.	3,060	86

Gyrodyne Co. of America, Inc.	904	4

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,962	72

Healthcare Realty Trust, Inc.	13,227	367

Hersha Hospitality Trust	21,489	139

Highwoods Properties, Inc.	11,090	508

Hudson Pacific Properties, Inc.	7,505	249

Inland Real Estate Corp.	11,489	123

Investors Real Estate Trust	11,980	90

iStar Financial, Inc. *	9,257	120

See Notes to the Financial Statements.

EQUITY FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Real Estate Investment Trusts – 7.9% – continued

JAVELIN Mortgage Investment Corp.	810	$6

Kite Realty Group Trust	3,512	99

LaSalle Hotel Properties	14,223	553

Lexington Realty Trust	26,916	265

LTC Properties, Inc.	5,025	231

Mack-Cali Realty Corp.	12,700	245

Medical Properties Trust, Inc.	23,627	348

Monmouth Real Estate Investment Corp.	7,745	86

National Health Investors, Inc.	4,359	310

New Residential Investment Corp.	12,929	194

New Senior Investment Group, Inc.	7,790	130

New York Mortgage Trust, Inc.	9,879	77

New York REIT, Inc.	13,600	143

Newcastle Investment Corp.	229	1

NorthStar Realty Finance Corp.	7,455	135

Omega Healthcare Investors, Inc.	2,249	91

One Liberty Properties, Inc.	4,282	105

Parkway Properties, Inc.	7,921	137

Pebblebrook Hotel Trust	9,320	434

Pennsylvania Real Estate Investment Trust	8,351	194

PennyMac Mortgage Investment Trust	7,754	165

Physicians Realty Trust	7,748	136

Post Properties, Inc.	7,088	404

Potlatch Corp.	5,434	218

PS Business Parks, Inc.	2,273	189

QTS Realty Trust, Inc., Class A	1,928	70

RAIT Financial Trust	19,594	134

Ramco-Gershenson Properties Trust	9,261	172

Redwood Trust, Inc.	10,356	185

Resource Capital Corp.	20,258	92

Retail Opportunity Investments Corp.	9,905	181

Rexford Industrial Realty, Inc.	7,841	124

RLJ Lodging Trust	17,907	561

Rouse Properties, Inc.	4,926	93

Ryman Hospitality Properties, Inc.	6,340	386

Sabra Health Care REIT, Inc.	7,441	247

Saul Centers, Inc.	2,358	135

Select Income REIT	1,606	40

Silver Bay Realty Trust Corp.	4,767	77

Sotherly Hotels, Inc.	474	4

Sovran Self Storage, Inc.	4,364	410

STAG Industrial, Inc.	7,721	182

Strategic Hotels & Resorts, Inc. *	33,933	422

Summit Hotel Properties, Inc.	7,925	112

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Real Estate Investment Trusts – 7.9% – continued

Sun Communities, Inc.	5,753	$384

Sunstone Hotel Investors, Inc.	28,154	469

Terreno Realty Corp.	3,930	90

UMH Properties, Inc.	16,311	164

Universal Health Realty Income Trust	3,177	179

Urstadt Biddle Properties, Inc., Class A	3,384	78

Washington Real Estate Investment Trust	8,139	225

Western Asset Mortgage Capital Corp.	3,446	52

Whitestone REIT	4,781	76

Winthrop Realty Trust	8,556	140

WP GLIMCHER, Inc.	3,285	55

ZAIS Financial Corp.	3,213	57
		22,124

Recreational Facilities & Services – 0.8%

Bowl America, Inc., Class A	492	7

Carmike Cinemas, Inc. *	3,069	103

International Speedway Corp., Class A	4,664	152

Interval Leisure Group, Inc.	6,564	172

Life Time Fitness, Inc. *	5,218	370

Live Nation Entertainment, Inc. *	14,976	378

Marcus (The) Corp.	2,293	49

RCI Hospitality Holdings, Inc. *	5,818	61

Reading International, Inc., Class A *	2,995	40

SeaWorld Entertainment, Inc.	8,900	172

Speedway Motorsports, Inc.	2,158	49

Steiner Leisure Ltd. *	2,490	118

Town Sports International Holdings, Inc.	3,071	21

Vail Resorts, Inc.	4,041	418
		2,110

Renewable Energy – 0.5%

Advanced Energy Industries, Inc. *	9,114	234

Canadian Solar, Inc. *	700	23

EnerSys	5,728	368

Green Plains, Inc.	3,816	109

Renewable Energy Group, Inc. *	4,452	41

REX American Resources Corp. *	5,219	317

Solazyme, Inc. *	9,510	27

SunPower Corp. *	6,914	217

Ultralife Corp. *	846	4
		1,340

Retail – Consumer Staples – 1.0%

Big Lots, Inc.	7,282	350

Casey’s General Stores, Inc.	6,851	617

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Retail – Consumer Staples – 1.0% – continued

Five Below, Inc. *	7,100	$252

Fred’s, Inc., Class A	5,846	100

Fresh Market (The), Inc. *	5,365	218

Ingles Markets, Inc., Class A	3,785	187

PriceSmart, Inc.	2,858	243

Rite Aid Corp. *	17,157	149

SpartanNash Co.	2,691	85

SUPERVALU, Inc. *	25,595	298

Village Super Market, Inc., Class A	1,247	39

Weis Markets, Inc.	3,494	174
		2,712
Retail – Discretionary – 3.9%

1-800-Flowers.com, Inc., Class A *	3,328	39

Abercrombie & Fitch Co., Class A	9,500	209

American Eagle Outfitters, Inc.	25,300	432

America’s Car-Mart, Inc. *	2,335	127

ANN, Inc. *	10,020	411

Asbury Automotive Group, Inc. *	5,137	427

Ascena Retail Group, Inc. *	17,000	247

Barnes & Noble, Inc. *	900	21

Beacon Roofing Supply, Inc. *	6,840	214

Big 5 Sporting Goods Corp.	694	9

Blue Nile, Inc. *	2,360	75

BlueLinx Holdings, Inc. *	984	1

Boise Cascade Co. *	5,100	191

Books-A-Million, Inc. *	300	1

Brown Shoe Co., Inc.	7,483	245

Buckle (The), Inc.	3,635	186

Build-A-Bear Workshop, Inc. *	1,814	36

Builders FirstSource, Inc. *	2,004	13

Burlington Stores, Inc. *	3,700	220

Cato (The) Corp., Class A	3,289	130

Chico’s FAS, Inc.	20,000	354

Children’s Place (The), Inc.	3,635	233

Christopher & Banks Corp. *	2,477	14

Citi Trends, Inc. *	2,700	73

Conn’s, Inc. *	2,204	67

Destination Maternity Corp.	659	10

Ethan Allen Interiors, Inc.	5,042	139

Express, Inc. *	10,962	181

Finish Line (The), Inc., Class A	6,387	157

First Cash Financial Services, Inc. *	3,912	182

Gaiam, Inc., Class A *	642	5

Genesco, Inc. *	3,217	229

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Retail – Discretionary – 3.9% – continued

Group 1 Automotive, Inc.	2,988	$258

Guess?, Inc.	8,000	149

Haverty Furniture Cos., Inc.	4,363	109

Hibbett Sports, Inc. *	4,652	228

HSN, Inc.	6,590	450

J.C. Penney Co., Inc. *	39,700	334

Kirkland’s, Inc. *	3,952	94

Liquidity Services, Inc. *	1,151	11

Lithia Motors, Inc., Class A	3,204	318

Lumber Liquidators Holdings, Inc. *	1,677	52

MarineMax, Inc. *	2,400	64

Men’s Wearhouse (The), Inc.	6,671	348

Monro Muffler Brake, Inc.	4,172	271

New York & Co., Inc. *	817	2

Office Depot, Inc. *	67,296	619

Outerwall, Inc.	4,005	265

Overstock.com, Inc. *	3,691	89

Penske Automotive Group, Inc.	8,937	460

Pep Boys-Manny Moe & Jack (The) *	2,830	27

PetMed Express, Inc.	5,223	86

PHH Corp. *	6,853	166

Pier 1 Imports, Inc.	9,698	136

Restoration Hardware Holdings, Inc. *	4,177	414

Rush Enterprises, Inc., Class A *	5,030	138

Shoe Carnival, Inc.	3,758	111

Sonic Automotive, Inc., Class A	7,250	180

Stage Stores, Inc.	6,237	143

Stein Mart, Inc.	3,074	38

Systemax, Inc. *	6,617	81

Tuesday Morning Corp. *	3,542	57

United Online, Inc. *	8,649	138

Vitamin Shoppe, Inc. *	3,852	159

West Marine, Inc. *	788	7

Zumiez, Inc. *	3,718	150
		11,030
Semiconductors – 3.5%

Advanced Micro Devices, Inc. *	83,000	222

Alpha & Omega Semiconductor Ltd. *	3,600	32

Ambarella, Inc. *	3,900	295

Amkor Technology, Inc. *	17,242	152

Brooks Automation, Inc.	9,382	109

Cabot Microelectronics Corp. *	2,536	127

Cascade Microtech, Inc. *	6,596	89

Cavium, Inc. *	6,961	493

See Notes to the Financial Statements.

EQUITY FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Semiconductors – 3.5% – continued

CEVA, Inc. *	3,100	$66

Cirrus Logic, Inc. *	10,633	354

Coherent, Inc. *	3,372	219

Cohu, Inc.	4,959	54

Cypress Semiconductor Corp. *	30,389	429

Diodes, Inc. *	5,063	145

DSP Group, Inc. *	2,316	28

Electro Scientific Industries, Inc. (1)	48	–

Entegris, Inc. *	20,394	279

Exar Corp. *	10,810	109

Fairchild Semiconductor International, Inc. *	16,773	305

II-VI, Inc. *	2,277	42

Inphi Corp. *	3,600	64

Integrated Device Technology, Inc. *	19,383	388

Intersil Corp., Class A	22,177	318

InvenSense, Inc. *	6,640	101

IXYS Corp.	9,380	115

Kulicke & Soffa Industries, Inc. *	11,217	175

Lattice Semiconductor Corp. *	15,155	96

M/A-COM Technology Solutions Holdings, Inc. *	500	19

Micrel, Inc.	9,722	147

Microsemi Corp. *	12,590	446

MKS Instruments, Inc.	7,324	248

Monolithic Power Systems, Inc.	5,067	267

Nanometrics, Inc. *	6,584	111

Newport Corp. *	6,658	127

NVE Corp.	1,317	91

OmniVision Technologies, Inc. *	5,676	150

Park Electrochemical Corp.	4,484	97

Pericom Semiconductor Corp.	6,292	97

Photronics, Inc. *	4,343	37

PMC - Sierra, Inc. *	26,306	244

Power Integrations, Inc.	4,228	220

Qorvo, Inc. *	12,503	996

Rambus, Inc. *	13,035	164

Rudolph Technologies, Inc. *	7,996	88

Semtech Corp. *	8,050	214

Silicon Laboratories, Inc. *	5,455	277

Tessera Technologies, Inc.	6,674	269

Ultratech, Inc. *	2,402	42

Universal Display Corp. *	5,134	240

Vishay Intertechnology, Inc.	16,927	234

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Semiconductors – 3.5% – continued

Xcerra Corp. *	14,555	$129
		9,760
Software – 4.7%

ACI Worldwide, Inc. *	15,435	334

Actua Corp. *	8,542	132

Acxiom Corp. *	7,337	136

Advent Software, Inc.	5,945	262

Agilysys, Inc. *	8,248	81

Allscripts Healthcare Solutions, Inc. *	23,200	278

American Software, Inc., Class A	13,853	142

Aspen Technology, Inc. *	12,292	473

AVG Technologies N.V. *	3,000	65

Avid Technology, Inc. *	6,318	94

Aware, Inc.	683	3

Barracuda Networks, Inc. *	1,800	69

Blackbaud, Inc.	6,649	315

BroadSoft, Inc. *	2,999	100

Callidus Software, Inc. *	6,761	86

CommVault Systems, Inc. *	5,767	252

Computer Programs & Systems, Inc.	3,623	197

Concurrent Computer Corp.	12,423	79

Constant Contact, Inc. *	4,200	161

Cornerstone OnDemand, Inc. *	7,148	207

Datawatch Corp. *	800	5

Dealertrack Technologies, Inc. *	6,839	263

Digi International, Inc. *	1,601	16

Ebix, Inc.	700	21

eGain Corp. (1)*	97	–

Envestnet, Inc. *	4,549	255

Epiq Systems, Inc.	5,715	102

Exa Corp. *	1,215	14

Fleetmatics Group PLC *	5,000	224

Globant S.A. *	3,800	80

Guidance Software, Inc. *	100	1

Guidewire Software, Inc. *	9,111	479

Imperva, Inc. *	3,100	132

inContact, Inc. *	7,452	81

Infoblox, Inc. *	7,200	172

InnerWorkings, Inc. *	1,101	7

Interactive Intelligence Group, Inc. *	2,872	118

iPass, Inc. *	1,702	2

Lionbridge Technologies, Inc. *	2,472	14

LivePerson, Inc. *	7,098	73

LogMeIn, Inc. *	4,535	254

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Software – 4.7% – continued

Manhattan Associates, Inc. *	15,293	$774

MedAssets, Inc. *	10,504	198

Mentor Graphics Corp.	12,443	299

Merge Healthcare, Inc. *	771	3

MicroStrategy, Inc., Class A *	1,180	200

Monotype Imaging Holdings, Inc.	4,498	147

NeuStar, Inc., Class A *	7,500	185

Omnicell, Inc. *	5,529	194

Park City Group, Inc. *	1,500	21

PDF Solutions, Inc. *	4,606	83

Pegasystems, Inc.	6,593	143

Progress Software Corp. *	8,664	235

Proofpoint, Inc. *	5,000	296

PROS Holdings, Inc. *	4,406	109

PTC, Inc. *	14,071	509

QAD, Inc., Class B	687	14

Qlik Technologies, Inc. *	11,223	349

Quality Systems, Inc.	5,384	86

Qualys, Inc. *	400	19

RealPage, Inc. *	5,355	108

Rosetta Stone, Inc. *	9,000	69

SciQuest, Inc. *	73	1

Seachange International, Inc. *	1,264	10

SPS Commerce, Inc. *	1,285	86

SS&C Technologies Holdings, Inc.	9,158	571

Support.com, Inc. *	1,024	2

Synchronoss Technologies, Inc. *	7,147	339

Take-Two Interactive Software, Inc. *	12,150	309

Tyler Technologies, Inc. *	5,548	669

Ultimate Software Group (The), Inc. *	3,973	675

Unwired Planet, Inc. (1)*	325	–

Varonis Systems, Inc. *	2,000	51

VASCO Data Security International, Inc. *	4,417	95

Verint Systems, Inc. *	8,029	497

VirnetX Holding Corp. *	4,700	29

Web.com Group, Inc. *	6,106	116
		13,270

Specialty Finance – 2.5%

Aircastle Ltd.	8,895	200

Arlington Asset Investment Corp., Class A	486	12

Blackhawk Network Holdings, Inc. *	7,175	257

CAI International, Inc. *	2,625	64

Cardtronics, Inc. *	4,981	187

Cash America International, Inc.	3,651	85

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Specialty Finance – 2.5% – continued

Cass Information Systems, Inc.	2,338	$131

Colony Financial, Inc., Class A	14,674	380

CoreLogic, Inc. *	11,688	412

Credit Acceptance Corp. *	3,151	614

Ellie Mae, Inc. *	4,605	255

Encore Capital Group, Inc. *	4,485	187

Enova International, Inc. *	3,340	66

Essent Group Ltd. *	2,800	67

Euronet Worldwide, Inc. *	7,324	430

Federal Agricultural Mortgage Corp., Class C	100	3

First American Financial Corp.	10,638	380

Global Cash Access Holdings, Inc. *	4,726	36

Heartland Payment Systems, Inc.	4,923	231

HFF, Inc., Class A	3,534	133

HomeStreet, Inc. *	519	9

Investors Title Co.	1,844	136

LendingTree, Inc. *	1,821	102

McGrath RentCorp	4,240	140

Meta Financial Group, Inc.	1,553	62

MGIC Investment Corp. *	20,005	193

MoneyGram International, Inc. (1)*	59	–

Nelnet, Inc., Class A	5,808	275

Net 1 UEPS Technologies, Inc. *	8,246	113

NewStar Financial, Inc. *	1,546	18

Orchid Island Capital, Inc.	4,284	57

PennyMac Financial Services, Inc., Class A *	3,700	63

PRA Group, Inc. *	6,766	368

Springleaf Holdings, Inc. *	200	10

Stewart Information Services Corp.	4,896	199

Textainer Group Holdings Ltd.	2,728	82

Walter Investment Management Corp. *	6,006	97

WEX, Inc. *	6,385	685

Willis Lease Finance Corp. *	651	12

World Acceptance Corp. *	3,147	229
		6,980

Technology Services – 2.8%

Black Box Corp.	2,462	52

Bottomline Technologies de, Inc. *	5,048	138

CACI International, Inc., Class A *	3,736	336

Ciber, Inc. *	6,118	25

Computer Services, Inc.	2,142	89

comScore, Inc. *	6,200	317

See Notes to the Financial Statements.

EQUITY FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Technology Services – 2.8% – continued

Comverse, Inc. *	348	$7

Convergys Corp.	14,621	334

CoStar Group, Inc. *	3,875	767

CSG Systems International, Inc.	5,188	158

Cubic Corp.	3,912	203

Engility Holdings, Inc.	2,142	64

EPAM Systems, Inc. *	4,734	290

EVERTEC, Inc.	8,800	192

ExlService Holdings, Inc. *	4,013	149

Fair Isaac Corp.	5,582	495

Forrester Research, Inc.	4,359	160

ICF International, Inc. *	1,377	56

IGATE Corp. *	5,739	245

Luxoft Holding, Inc. *	2,356	122

MarketAxess Holdings, Inc.	4,686	389

Mattersight Corp. *	1,561	10

MAXIMUS, Inc.	14,134	944

Medidata Solutions, Inc.*	6,639	326

NIC, Inc.	7,947	140

Perficient, Inc. *	2,823	58

Rentrak Corp. *	2,578	143

Science Applications International Corp.	5,613	288

StarTek, Inc. *	835	6

Sykes Enterprises, Inc. *	10,135	252

Syntel, Inc. *	8,424	436

TeleTech Holdings, Inc.	6,775	172

TESSCO Technologies, Inc.	1,364	34

Unisys Corp. *	6,841	159

Virtusa Corp. *	900	37

WageWorks, Inc. *	4,820	257
		7,850

Telecom – 1.0%

8x8, Inc. *	14,152	119

Alteva *	2,850	21

Atlantic Tele-Network, Inc.	1,286	89

Cincinnati Bell, Inc. *	27,483	97

Cogent Communications Holdings, Inc.	7,295	258

Consolidated Communications Holdings, Inc.	12,128	247

DigitalGlobe, Inc. *	8,323	284

FairPoint Communications, Inc. *	3,600	63

General Communication, Inc., Class A *	4,696	74

Hawaiian Telcom Holdco, Inc. *	2,500	67

IDT Corp., Class B	5,675	101

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Telecom – 1.0% – continued

Inteliquent, Inc.	4,300	$68

Internap Corp. *	3,656	37

j2 Global, Inc.	7,499	492

Lumos Networks Corp.	5,264	80

NTELOS Holdings Corp. (1)	12	–

Pendrell Corp. *	19,177	25

Premiere Global Services, Inc. *	13,942	133

RigNet, Inc. *	3,504	100

Shenandoah Telecommunications Co.	4,025	125

Spok Holdings, Inc.	3,659	70

Straight Path Communications, Inc., Class B *	4,283	85

Vonage Holdings Corp.*	14,200	70

West Corp.	5,300	179

Zix Corp. *	3,200	13
		2,897

Transportation & Logistics – 1.7%

Air Transport Services Group, Inc. *	13,826	128

ArcBest Corp.	3,600	136

Atlas Air Worldwide Holdings, Inc. *	3,441	148

Celadon Group, Inc.	4,709	128

Covenant Transportation Group, Inc., Class A *	1,690	56

Dorian LPG Ltd. *	965	13

Forward Air Corp.	4,640	252

GasLog Ltd.	3,100	60

Golar LNG Ltd.	4,126	137

Heartland Express, Inc.	9,232	219

Hornbeck Offshore Services, Inc. *	4,204	79

International Shipholding Corp.	341	4

Knight Transportation, Inc.	8,310	268

Macquarie Infrastructure Co. LLC	1,285	106

Marten Transport Ltd.	6,614	154

Matson, Inc.	5,601	236

Mobile Mini, Inc.	4,988	213

Navigator Holdings Ltd. *	2,900	55

Nordic American Tankers Ltd.	11,465	137

Odyssey Marine Exploration, Inc. *	1,257	1

P.A.M. Transportation Services, Inc. *	2,892	166

Patriot Transportation Holding, Inc. *	456	11

Providence and Worcester Railroad Co.	7,825	142

Saia, Inc. *	3,370	149

Scorpio Tankers, Inc.	20,983	198

Ship Finance International Ltd.	3,384	50

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Transportation & Logistics – 1.7% – continued

Stamps.com, Inc. *	4,849	$326

Swift Transportation Co. *	11,700	304

Universal Truckload Services, Inc.	4,298	108

USA Truck, Inc. *	3,748	104

UTi Worldwide, Inc. *	13,065	161

Werner Enterprises, Inc.	6,280	197

XPO Logistics, Inc. *	7,064	321
		4,767

Transportation Equipment – 0.3%

American Railcar Industries, Inc.	2,470	123

Conrad Industries, Inc.	2,356	73

FreightCar America, Inc.	3,947	124

Greenbrier (The) Cos., Inc.	3,838	222

Meritor, Inc. *	13,400	169

Spartan Motors, Inc.	1,250	6

Wabash National Corp. *	15,655	221
		938

Utilities – 3.2%

Abengoa Yield PLC	2,900	98

ALLETE, Inc.	6,427	339

American States Water Co.	5,676	226

Artesian Resources Corp., Class A	6,569	140

Avista Corp.	9,072	310

Black Hills Corp.	5,924	299

California Water Service Group	5,620	138

Chesapeake Utilities Corp.	4,320	219

Cleco Corp.	6,927	378

Connecticut Water Service, Inc.	2,892	105

Consolidated Water Co. Ltd.	13,241	136

Delta Natural Gas Co., Inc.	197	4

Dynegy, Inc. *	17,972	565

El Paso Electric Co.	6,384	247

Empire District Electric (The) Co.	5,189	129

IDACORP, Inc.	7,486	471

Laclede Group (The), Inc.	6,285	322

MGE Energy, Inc.	4,166	185

Middlesex Water Co.	4,269	97

New Jersey Resources Corp.	11,262	350

Northwest Natural Gas Co.	4,308	206

NorthWestern Corp.	4,915	264

NRG Yield, Inc., Class A	3,500	177

ONE Gas, Inc.	7,068	305

Ormat Technologies, Inc.	1,383	52

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.9% – continued

Utilities – 3.2% – continued

Otter Tail Corp.	4,600	$148

Pattern Energy Group, Inc.	5,800	164

Piedmont Natural Gas Co., Inc.	11,334	418

PNM Resources, Inc.	13,162	384

Portland General Electric Co.	10,940	406

RGC Resources, Inc.	581	12

SJW Corp.	2,996	93

South Jersey Industries, Inc.	3,938	214

Southwest Gas Corp.	6,715	391

UIL Holdings Corp.	7,032	362

Unitil Corp.	3,478	121

WGL Holdings, Inc.	7,483	422

York Water (The) Co.	3,444	84
		8,981

Waste & Environment Services & Equipment – 0.5%

Cantel Medical Corp.	8,199	390

CECO Environmental Corp.	6,161	65

CLARCOR, Inc.	6,692	442

Heritage-Crystal Clean, Inc. *	498	6

Sharps Compliance Corp. *	1,860	12

Tetra Tech, Inc.	7,697	185

US Ecology, Inc.	4,405	220
		1,320
Total Common Stocks
(Cost $183,493)		268,331

MASTER LIMITED PARTNERSHIPS – 0.0%

Institutional Financial Services – 0.0%

JMP Group LLC	797	7

Oil, Gas & Coal – 0.0%

Niska Gas Storage Partners LLC, Class U	412	1

Vanguard Natural Resources LLC	600	8
		9
Total Master Limited Partnerships
(Cost $26)		16

RIGHTS – 0.0%

Biotechnology & Pharmaceuticals – 0.0%

Forest Laboratories, Inc. (Contingent Value Rights) *	3,326	–

Medical Equipment & Devices – 0.0%

American Medical Alert Corp. (2)*	13,109	–

See Notes to the Financial Statements.

EQUITY FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0% – continued

Real Estate – 0.0%

Gyrodyne Special Distribution LLC *	744	$15
Total Rights
(Cost $16)		15

OTHER – 0.0%

Escrow Adolor Corp. (2)*	1,241	–
Total Other
(Cost $ – )		–

INVESTMENT COMPANIES – 4.0%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (3)	11,232,254	11,232
Total Investment Companies
(Cost $11,232)		11,232

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.5%

U.S. Treasury Bill, 0.03%, 4/30/15 (4)(5)	$1,250	$1,250
Total Short-Term Investments
(Cost $1,250)		1,250

Total Investments – 100.4%
(Cost $196,017)		280,844

Liabilities less Other Assets – (0.4)%		(1,155)
NET ASSETS – 100.0%		$279,689

(1)	Value rounds to less than one thousand.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(4)	Security pledged as collateral to cover margin requirements for open futures contracts.
(5)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Russell 2000 Mini Index	84	$10,491	Long	6/15	$314

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.7%
Consumer Staples	3.8
Energy	3.2
Financials	22.8
Health Care	15.6
Industrials	13.8
Information Technology	17.8
Materials	4.3
Telecommunication Services	0.7
Utilities	3.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Banking	$21,095	$110	$–	$21,205
Electrical Equipment	5,207	208	–	5,415
Gaming, Lodging & Restaurants	8,215	91	–	8,306
Medical Equipment & Devices	13,240	3	–	13,243
Real Estate	881	23	–	904
Real Estate Investment Trusts	22,116	8	–	22,124
Recreational Facilities & Services	2,103	7	–	2,110
All Other Industries (1)	195,024	–	–	195,024
Total Common Stocks	267,881	450	–	268,331

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP CORE FUND continued

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Master Limited Partnerships (1)	$16	$–	$–	$16
Rights (1)	–	–	15	15
Investment Companies	11,232	–	–	11,232
Short-Term Investments	–	1,250	–	1,250
Total Investments	$279,129	$1,700	$15	$280,844

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$314	$–	$–	$314

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, the Fund had transfers from Level 1 to 2 as disclosed below:

Transfers from Level 1 to Level 2
Industry	Value (000s)	Reason
Common Stocks
Banking	$110	Valuations at bid price
Electrical Equipment	208	Valuations at bid price
Real Estate	23	Valuations at bid price
Real Estate Investment Trusts	4	Valuations at bid price
Recreational Facilities & Services	7	Valuations at bid price

Total	$352

At March 31, 2015, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
Industry	Value (000s)	Reason
Common Stocks
Aerospace & Defense	$37	Valuations at official close price
Asset Management	2	Valuations at official close price
Banking	69	Valuations at official close price
Home & Office Products	10	Valuations at official close price
Insurance	8	Valuations at official close price
Oil, Gas & Coal	62	Valuations at official close price

Total	$188

See Notes to the Financial Statements.

EQUITY FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/14 (000s)	REALIZED GAINS (LOSSES) (000s)		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/15 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/15 (000s)

Common Stocks

Biotechnology & Pharmaceuticals	$–	$–	*	$–	$–	$– *	$–	$–	$–	$–

Health Care Facilities & Services	–	18		3	–	(21)	–	–	–	3

Rights

Real Estate Investment Trust	–	–		15	–	–	–	–	15	15

Total	$–	$18		$18	$–	$(21)	$–	$–	$15	$18

*	Amount rounds to less than one thousand.

The Fund valued the securities included in the balance as of 3/31/15 above using prices from a similar asset.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT 63 EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1%

Aerospace & Defense – 2.0%

AAR Corp.	399,013	$12,250

Ducommun, Inc. *	21,447	555

Esterline Technologies Corp. *	185,102	21,179

Moog, Inc., Class A *	124,663	9,356

Orbital ATK, Inc.	77,550	5,943

Teledyne Technologies, Inc. *	84,652	9,035

Woodward, Inc.	43,964	2,243
		60,561

Apparel & Textile Products – 0.8%

Columbia Sportswear Co.	28,946	1,763

Culp, Inc.	1,371	37

Iconix Brand Group, Inc. *	402,381	13,548

Movado Group, Inc.	17,194	490

Perry Ellis International, Inc. *	84,605	1,960

Skechers U.S.A., Inc., Class A *	42,821	3,079

Unifi, Inc. *	81,346	2,936

Weyco Group, Inc.	1,213	36
		23,849

Asset Management – 0.3%

Calamos Asset Management, Inc., Class A	132,627	1,784

Home Loan Servicing Solutions Ltd.	7,969	132

Janus Capital Group, Inc.	355,216	6,106

Oppenheimer Holdings, Inc., Class A	55,688	1,306
		9,328

Automotive – 1.4%

Actuant Corp., Class A	18,587	441

Cooper Tire & Rubber Co.	255,323	10,938

Cooper-Standard Holding, Inc. *	18,768	1,111

Dana Holding Corp.	770,883	16,312

Miller Industries, Inc.	112,034	2,745

Modine Manufacturing Co. *	5,372	72

Remy International, Inc.	29,710	660

Standard Motor Products, Inc.	138,079	5,835

Strattec Security Corp.	402	30

Superior Industries International, Inc.	228,743	4,330
		42,474

Banking – 16.8%

1st Source Corp.	2,787	90

American National Bankshares, Inc.	977	22

Arrow Financial Corp.	10,829	294

Astoria Financial Corp.	402,974	5,218

BancFirst Corp.	54,592	3,329

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Banking – 16.8% – continued

Banco Latinoamericano de Comercio Exterior S.A., Class E	3,361	$110

BancorpSouth, Inc.	438,230	10,176

Bank of Marin Bancorp	667	34

Bank of the Ozarks, Inc.	142,104	5,248

BankFinancial Corp.	91,798	1,206

Banner Corp.	18,206	836

BBCN Bancorp, Inc.	418,829	6,060

Berkshire Hills Bancorp, Inc.	91,906	2,546

BNC Bancorp	3,668	66

Boston Private Financial Holdings, Inc.	74,776	908

Brookline Bancorp, Inc.	72,626	730

Bryn Mawr Bank Corp.	12,548	382

Capital City Bank Group, Inc.	49,951	812

Cardinal Financial Corp.	188,339	3,763

Cathay General Bancorp	421,228	11,984

Central Pacific Financial Corp.	31,476	723

Chemical Financial Corp.	326,933	10,253

City Holding Co.	128,234	6,031

CNB Financial Corp.	1,622	28

CoBiz Financial, Inc.	4,576	56

Columbia Banking System, Inc.	142,598	4,131

Community Bank System, Inc.	377,603	13,363

Community Trust Bancorp, Inc.	173,160	5,742

CVB Financial Corp.	502,350	8,007

Dime Community Bancshares, Inc.	435,239	7,007

Eagle Bancorp, Inc. *	20,407	784

EverBank Financial Corp.	14,206	256

Financial Institutions, Inc.	41,456	951

First Bancorp	2,212	39

First Busey Corp.	9,747	65

First Commonwealth Financial Corp.	90,036	810

First Defiance Financial Corp.	1,036	34

First Financial Bancorp	421,441	7,506

First Financial Corp.	116,416	4,178

First Financial Northwest, Inc.	1,687	21

First Interstate BancSystem, Inc., Class A	16,800	467

First Merchants Corp.	208,216	4,901

First Midwest Bancorp, Inc.	468,323	8,135

First of Long Island (The) Corp.	11,801	301

FirstMerit Corp.	514,123	9,799

Flushing Financial Corp.	397,275	7,973

FNB Corp.	1,109,167	14,574

Fulton Financial Corp.	249,081	3,074

German American Bancorp, Inc.	1,483	44

See Notes to the Financial Statements.

EQUITY FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Banking – 16.8% – continued

Glacier Bancorp, Inc.	124,411	$3,129

Great Southern Bancorp, Inc.	12,184	480

Hancock Holding Co.	142,945	4,268

Hanmi Financial Corp.	86,782	1,835

Heartland Financial USA, Inc.	126,620	4,132

Heritage Financial Corp.	55,945	951

Home BancShares, Inc.	278,166	9,427

IBERIABANK Corp.	102,516	6,462

Independent Bank Corp.	179,537	7,876

International Bancshares Corp.	553,368	14,404

Investors Bancorp, Inc.	732,968	8,590

Lakeland Bancorp, Inc.	327,348	3,764

Lakeland Financial Corp.	105,384	4,276

LegacyTexas Financial Group, Inc.	31,569	718

Macatawa Bank Corp.	3,800	20

MainSource Financial Group, Inc.	57,733	1,134

MB Financial, Inc.	58,329	1,826

Metro Bancorp, Inc.	1,601	44

MidWestOne Financial Group, Inc.	939	27

National Bankshares, Inc.	31,796	949

National Penn Bancshares, Inc.	565,057	6,086

NBT Bancorp, Inc.	228,472	5,725

Northrim BanCorp, Inc.	769	19

Northwest Bancshares, Inc.	438,548	5,197

OceanFirst Financial Corp.	121,749	2,103

OFG Bancorp	5,006	82

Oritani Financial Corp.	47,137	686

Pacific Continental Corp.	2,188	29

Park National Corp.	70,344	6,019

Peapack Gladstone Financial Corp.	1,716	37

Peoples Bancorp, Inc.	33,416	790

Pinnacle Financial Partners, Inc.	193,078	8,584

Preferred Bank	1,480	41

PrivateBancorp, Inc.	405,785	14,271

Prosperity Bancshares, Inc.	323,669	16,986

Provident Financial Services, Inc.	686,441	12,802

Renasant Corp.	274,035	8,235

S&T Bancorp, Inc.	228,071	6,473

Sandy Spring Bancorp, Inc.	116,098	3,045

Sierra Bancorp	145,571	2,431

Simmons First National Corp., Class A	16,238	738

South State Corp.	132,878	9,087

Southwest Bancorp, Inc.	2,137	38

Sterling Bancorp	464,403	6,228

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Banking – 16.8% – continued

Stock Yards Bancorp, Inc.	1,654	$57

Susquehanna Bancshares, Inc.	979,182	13,425

Texas Capital Bancshares, Inc. *	139,995	6,811

Tompkins Financial Corp.	1,671	90

TriCo Bancshares	153,727	3,709

TrustCo Bank Corp. NY	10,655	73

Trustmark Corp.	465,208	11,295

UMB Financial Corp.	241,194	12,757

Umpqua Holdings Corp.	499,528	8,582

Union Bankshares Corp.	379,944	8,439

United Bankshares, Inc.	348,048	13,080

United Community Financial Corp.	5,536	30

United Financial Bancorp, Inc.	289,667	3,601

Univest Corp. of Pennsylvania	14,753	292

Valley National Bancorp	27,400	259

Washington Federal, Inc.	504,823	11,008

Washington Trust Bancorp, Inc.	164,954	6,300

Webster Financial Corp.	472,517	17,507

WesBanco, Inc.	154,683	5,040

West Bancorporation, Inc.	1,797	36

Westamerica Bancorporation	2,875	124

Wilshire Bancorp, Inc.	362,635	3,615

Wintrust Financial Corp.	189,072	9,015

WSFS Financial Corp.	102,729	7,769
		506,025

Biotechnology & Pharmaceuticals – 0.6%

Aceto Corp.	401,917	8,842

Albany Molecular Research, Inc. *	3,659	64

AMAG Pharmaceuticals, Inc. *	3,319	182

Cambrex Corp. *	26,616	1,055

Emergent Biosolutions, Inc. *	4,255	122

Impax Laboratories, Inc. *	72,628	3,404

Nature’s Sunshine Products, Inc.	2,083	27

Nutraceutical International Corp. *	118,738	2,339

PDL BioPharma, Inc.	415,573	2,924

Progenics Pharmaceuticals, Inc. *	7,814	47

Sagent Pharmaceuticals, Inc. *	3,581	83

SciClone Pharmaceuticals, Inc. *	5,617	50
		19,139

Chemicals – 3.3%

A. Schulman, Inc.	195,060	9,402

Axiall Corp.	8,907	418

Cabot Corp.	178,623	8,038

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Chemicals – 3.3% – continued

Cytec Industries, Inc.	102,114	$5,518

H.B. Fuller Co.	191,178	8,196

Innophos Holdings, Inc.	78,945	4,449

Innospec, Inc.	2,727	126

KMG Chemicals, Inc.	1,311	35

Materion Corp.	261,700	10,057

Minerals Technologies, Inc.	204,043	14,916

Olin Corp.	418,362	13,404

OM Group, Inc.	302,061	9,071

Sensient Technologies Corp.	216,950	14,944
		98,574

Commercial Services – 2.6%

ABM Industries, Inc.	365,505	11,645

Barrett Business Services, Inc.	35,168	1,507

Brink’s (The) Co.	31,391	867

CBIZ, Inc. *	5,523	52

CDI Corp.	209,730	2,947

Cimpress N.V. *	42,247	3,565

Corporate Executive Board (The) Co.	22,732	1,815

CRA International, Inc. *	1,033	32

Ennis, Inc.	337,994	4,773

FTI Consulting, Inc. *	4,642	174

G&K Services, Inc., Class A	184,177	13,358

Heidrick & Struggles International, Inc.	2,047	50

Kforce, Inc.	135,357	3,020

Korn/Ferry International	324,529	10,667

Multi-Color Corp.	135,206	9,374

Navigant Consulting, Inc. *	44,769	580

Resources Connection, Inc.	42,225	739

RR Donnelley & Sons Co.	12,686	244

SP Plus Corp. *	2,483	54

UniFirst Corp.	26,645	3,136

Viad Corp.	288,656	8,030
		76,629

Construction Materials – 0.5%

Apogee Enterprises, Inc.	269,267	11,632

Louisiana-Pacific Corp. *	241,616	3,989

Universal Forest Products, Inc.	2,242	125
		15,746

Consumer Products – 1.5%

Cal-Maine Foods, Inc.	43,462	1,698

Central Garden and Pet Co., Class A *	5,602	60

Craft Brew Alliance, Inc. *	2,145	29

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Consumer Products – 1.5% – continued

Darling Ingredients, Inc. *	399,594	$5,598

Fresh Del Monte Produce, Inc.	5,838	227

Helen of Troy Ltd. *	192,812	15,712

Inter Parfums, Inc.	156,191	5,095

John B. Sanfilippo & Son, Inc.	957	41

PhotoMedex, Inc. *	1,446	3

Sanderson Farms, Inc.	36,391	2,899

Seneca Foods Corp., Class A *	66,424	1,980

Snyder’s-Lance, Inc.	7,902	253

TreeHouse Foods, Inc. *	4,801	408

Universal Corp.	206,913	9,758
		43,761

Consumer Services – 0.6%

Aaron’s, Inc.	68,324	1,934

Bridgepoint Education, Inc. *	50,329	486

Matthews International Corp., Class A	45,498	2,344

Rent-A-Center, Inc.	435,714	11,956
		16,720

Containers & Packaging – 0.7%

KapStone Paper and Packaging Corp.	330,321	10,848

Myers Industries, Inc.	391,474	6,862

Tredegar Corp.	188,150	3,784
		21,494

Design, Manufacturing & Distribution – 0.9%

Benchmark Electronics, Inc. *	403,676	9,700

CTS Corp.	397,981	7,160

Fabrinet *	32,272	613

Plexus Corp. *	211,340	8,616
		26,089

Distributors – Consumer Staples – 0.7%

Andersons (The), Inc.	197,288	8,162

Core-Mark Holding Co., Inc.	220,016	14,151
		22,313

Distributors – Discretionary – 1.8%

ePlus, Inc. *	829	72

FTD Cos., Inc. *	173,387	5,191

Insight Enterprises, Inc. *	495,915	14,144

PC Connection, Inc.	243,397	6,350

ScanSource, Inc. *	3,216	131

SYNNEX Corp.	232,692	17,975

Tech Data Corp. *	15,747	910

See Notes to the Financial Statements.

EQUITY FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Distributors – Discretionary – 1.8% – continued

United Stationers, Inc.	243,653	$9,987
		54,760

Electrical Equipment – 0.5%

Bel Fuse, Inc., Class B	1,333	26

Checkpoint Systems, Inc.	4,694	51

ESCO Technologies, Inc.	26,354	1,027

Powell Industries, Inc.	10,640	359

Watts Water Technologies, Inc., Class A	269,668	14,840
		16,303

Engineering & Construction Services – 1.5%

Comfort Systems USA, Inc.	328,117	6,904

Dycom Industries, Inc. *	365,688	17,860

EMCOR Group, Inc.	216,077	10,041

Granite Construction, Inc.	246,883	8,676

Great Lakes Dredge & Dock Corp. *	237,342	1,427

MYR Group, Inc. *	20,624	646

Orion Marine Group, Inc. *	3,088	27

VSE Corp.	602	49
		45,630

Forest & Paper Products – 0.9%

Domtar Corp.	183,192	8,467

Mercer International, Inc. *	444,899	6,834

Neenah Paper, Inc.	39,867	2,493

PH Glatfelter Co.	277,765	7,647

Schweitzer-Mauduit International, Inc.	22,006	1,015
		26,456

Gaming, Lodging & Restaurants – 0.6%

Belmond Ltd., Class A *	11,680	143

Biglari Holdings, Inc. *	1,182	490

Bob Evans Farms, Inc.	241,836	11,187

DineEquity, Inc.	17,404	1,862

Marriott Vacations Worldwide Corp.	6,807	552

Monarch Casino & Resort, Inc. *	1,887	36

Texas Roadhouse, Inc.	81,277	2,961
		17,231

Hardware – 1.7%

ADTRAN, Inc.	5,996	112

Brocade Communications Systems, Inc.	452,496	5,369

Comtech Telecommunications Corp.	107,082	3,100

Datalink Corp. *	2,561	31

DTS, Inc. *	1,928	66

Electronics For Imaging, Inc. *	144,803	6,045

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Hardware – 1.7% – continued

Finisar Corp. *	534,673	$11,410

Lexmark International, Inc., Class A	66,220	2,804

Mercury Systems, Inc. *	3,832	60

NETGEAR, Inc. *	3,895	128

PC-Tel, Inc.	166,396	1,331

Plantronics, Inc.	4,825	255

Polycom, Inc. *	15,056	202

QLogic Corp. *	234,485	3,456

Sanmina Corp. *	651,952	15,771

TTM Technologies, Inc. *	9,383	85

VOXX International Corp. *	228,206	2,090
		52,315

Health Care Facilities & Services – 2.6%

Amedisys, Inc. *	163,015	4,366

Amsurg Corp. *	217,917	13,406

Capital Senior Living Corp. *	123,044	3,192

Five Star Quality Care, Inc. *	565,024	2,509

Hanger, Inc. *	158,638	3,599

Health Net, Inc. *	67,097	4,059

HealthSouth Corp.	77,264	3,427

LHC Group, Inc. *	15,424	509

LifePoint Hospitals, Inc. *	169,618	12,458

Magellan Health, Inc. *	139,177	9,857

Medcath Corp. (1)*	106,845	–

National HealthCare Corp.	12,549	799

Owens & Minor, Inc.	92,393	3,127

Select Medical Holdings Corp.	123,774	1,836

Triple-S Management Corp., Class B *	256,289	5,095

VCA, Inc. *	74,858	4,104

WellCare Health Plans, Inc. *	70,460	6,444
		78,787

Home & Office Products – 1.5%

ACCO Brands Corp. *	119,629	994

Beazer Homes USA, Inc. *	96,544	1,711

CSS Industries, Inc.	105,778	3,189

Flexsteel Industries, Inc.	834	26

Griffon Corp.	465,919	8,121

Hooker Furniture Corp.	116,644	2,222

La-Z-Boy, Inc.	251,266	7,063

Lifetime Brands, Inc.	1,539	24

MDC Holdings, Inc.	61,868	1,763

Meritage Homes Corp. *	144,972	7,052

NACCO Industries, Inc., Class A	64,315	3,408

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Home & Office Products – 1.5% – continued

Quanex Building Products Corp.	3,800	$75

Ryland Group (The), Inc.	50,316	2,452

Standard Pacific Corp. *	674,712	6,072

Steelcase, Inc., Class A	71,483	1,354
		45,526

Industrial Services – 0.3%

Applied Industrial Technologies, Inc.	4,614	209

Electro Rent Corp.	2,705	31

Kaman Corp.	44,330	1,881

TAL International Group, Inc. *	158,938	6,473
		8,594

Institutional Financial Services – 0.4%

Gain Capital Holdings, Inc.	4,869	48

GFI Group, Inc.	201,343	1,194

INTL. FCStone, Inc. *	2,117	63

Investment Technology Group, Inc. *	3,904	118

Stifel Financial Corp. *	198,619	11,073
		12,496

Insurance – 5.0%

American Equity Investment Life Holding Co.	464,609	13,534

AMERISAFE, Inc.	93,416	4,320

Argo Group International Holdings Ltd.	38,087	1,910

Baldwin & Lyons, Inc., Class B	9,909	232

CNO Financial Group, Inc.	653,231	11,249

EMC Insurance Group, Inc.	70,497	2,383

Employers Holdings, Inc.	252,545	6,816

Endurance Specialty Holdings Ltd.	58,714	3,590

Enstar Group Ltd. *	1,773	251

FBL Financial Group, Inc., Class A	33,007	2,047

Federated National Holding Co.	1,588	48

Horace Mann Educators Corp.	361,432	12,361

Infinity Property & Casualty Corp.	1,287	106

Kemper Corp.	61,746	2,406

Maiden Holdings Ltd.	8,201	122

Montpelier Re Holdings Ltd.	266,235	10,234

Navigators Group (The), Inc. *	144,790	11,270

Primerica, Inc.	236,225	12,024

ProAssurance Corp.	61,047	2,803

Radian Group, Inc.	273,000	4,584

RenaissanceRe Holdings Ltd.	62,059	6,189

RLI Corp.	163,218	8,554

Safety Insurance Group, Inc.	49,283	2,945

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Insurance – 5.0% – continued

Selective Insurance Group, Inc.	109,467	$3,180

StanCorp Financial Group, Inc.	171,777	11,784

Symetra Financial Corp.	443,397	10,402

United Fire Group, Inc.	125,649	3,992
		149,336

Iron & Steel – 0.2%

Commercial Metals Co.	13,176	213

Haynes International, Inc.	10,944	488

Olympic Steel, Inc.	80,021	1,077

Steel Dynamics, Inc.	214,511	4,312
		6,090

Leisure Products – 0.3%

Arctic Cat, Inc.	1,453	53

Brunswick Corp.	149,600	7,697

Escalade, Inc.	1,573	27

Johnson Outdoors, Inc., Class A	986	33

LeapFrog Enterprises, Inc. *	12,486	27

Vista Outdoor, Inc. *	51,552	2,207
		10,044

Machinery – 1.8%

Alamo Group, Inc.	1,272	80

CIRCOR International, Inc.	1,984	109

Columbus McKinnon Corp.	18,578	501

Curtiss-Wright Corp.	251,913	18,626

Hollysys Automation Technologies Ltd.	52,958	1,052

Hyster-Yale Materials Handling, Inc.	103,132	7,559

Kadant, Inc.	46,603	2,452

MSA Safety, Inc.	24,739	1,234

Oshkosh Corp.	70,345	3,432

Regal-Beloit Corp.	47,499	3,796

Rofin-Sinar Technologies, Inc. *	251,256	6,088

Standex International Corp.	117,756	9,671
		54,600

Manufactured Goods – 1.7%

Aegion Corp. *	94,405	1,704

Barnes Group, Inc.	375,386	15,199

Dynamic Materials Corp.	1,587	20

EnPro Industries, Inc.	47,683	3,145

Gibraltar Industries, Inc. *	420,708	6,904

Insteel Industries, Inc.	2,062	45

LB Foster Co., Class A	1,162	55

Rogers Corp. *	140,834	11,578

RTI International Metals, Inc. *	27,117	974

See Notes to the Financial Statements.

EQUITY FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Manufactured Goods – 1.7% – continued

Simpson Manufacturing Co., Inc.	298,966	$11,172
		50,796

Media – 1.6%

AH Belo Corp., Class A	2,170	18

AOL, Inc. *	81,846	3,242

Crown Media Holdings, Inc., Class A *	40,358	161

Cumulus Media, Inc., Class A *	26,106	64

Entercom Communications Corp., Class A *	383,378	4,658

EW Scripps (The) Co., Class A	51,260	1,458

Harte-Hanks, Inc.	372,714	2,907

Journal Communications, Inc., Class A *	650,893	9,646

Media General, Inc. *	14,598	241

Meredith Corp.	168,990	9,425

New York Times (The) Co., Class A	134,143	1,846

Saga Communications, Inc., Class A	556	25

Scholastic Corp.	360,688	14,766
		48,457

Medical Equipment & Devices – 1.6%

AngioDynamics, Inc. *	223,516	3,976

Bio-Rad Laboratories, Inc., Class A *	28,474	3,849

CONMED Corp.	365,635	18,461

CryoLife, Inc.	322,479	3,344

Greatbatch, Inc. *	261,734	15,141

Natus Medical, Inc. *	27,401	1,082

Orthofix International N.V. *	17,286	621
		46,474

Metals & Mining – 0.3%

Century Aluminum Co. *	9,994	138

Encore Wire Corp.	44,040	1,668

Kaiser Aluminum Corp.	81,749	6,286

Stillwater Mining Co. *	83,150	1,074
		9,166

Oil, Gas & Coal – 3.0%

Adams Resources & Energy, Inc.	473	32

Alon USA Energy, Inc.	7,863	130

Basic Energy Services, Inc. *	31,459	218

Bristow Group, Inc.	288,967	15,734

C&J Energy Services Ltd. *	44,934	500

Callon Petroleum Co. *	376,540	2,813

Carrizo Oil & Gas, Inc. *	127,079	6,310

Cloud Peak Energy, Inc. *	468	3

Dawson Geophysical Co. *	12,133	52

Delek US Holdings, Inc.	97,242	3,865

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Oil, Gas & Coal – 3.0% – continued

Dril-Quip, Inc. *	24,090	$1,648

Enbridge Energy Management LLC *	82,787	3,012

EXCO Resources, Inc.	30,718	56

Exterran Holdings, Inc.	7,725	259

Forum Energy Technologies, Inc. *	10,086	198

Gastar Exploration, Inc. *	8,823	23

Geospace Technologies Corp. *	37,388	617

Gran Tierra Energy, Inc. *	359,748	982

Helix Energy Solutions Group, Inc. *	440,732	6,593

Matador Resources Co. *	8,610	189

Matrix Service Co. *	23,122	406

Natural Gas Services Group, Inc. *	189,267	3,638

Newpark Resources, Inc. *	996,610	9,079

Northern Oil and Gas, Inc. *	57,131	441

Parker Drilling Co. *	97,445	340

PDC Energy, Inc. *	216,130	11,680

PetroQuest Energy, Inc. *	7,390	17

PHI, Inc. (Non Voting) *	117,591	3,537

Pioneer Energy Services Corp. *	187,872	1,018

Resolute Energy Corp. *	7,363	4

Rex Energy Corp. *	48,595	181

Rosetta Resources, Inc. *	169,478	2,885

SEACOR Holdings, Inc. *	21,150	1,474

SemGroup Corp., Class A	10,279	836

Steel Excel, Inc. *	7,267	156

Stone Energy Corp. *	191,968	2,818

Tesco Corp.	34,604	393

TETRA Technologies, Inc. *	69,409	429

Tidewater, Inc.	22,318	427

VAALCO Energy, Inc. *	535,695	1,312

W&T Offshore, Inc.	39,193	200

Western Refining, Inc.	70,504	3,482

World Fuel Services Corp.	20,910	1,202
		89,189

Passenger Transportation – 1.1%

Hawaiian Holdings, Inc. *	46,865	1,032

JetBlue Airways Corp. *	1,669,870	32,145

Republic Airways Holdings, Inc. *	5,626	78
		33,255

Real Estate – 0.0%

FRP Holdings, Inc. *	8,497	309

Real Estate Investment Trusts – 13.1%

Acadia Realty Trust	210,689	7,349

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Real Estate Investment Trusts – 13.1% – continued

Agree Realty Corp.	152,966	$5,043

American Assets Trust, Inc.	84,817	3,671

American Capital Mortgage Investment Corp.	3,300	59

Associated Estates Realty Corp.	207,926	5,132

Campus Crest Communities, Inc.	11,850	85

Capstead Mortgage Corp.	644,530	7,586

CBL & Associates Properties, Inc.	341,830	6,768

Chambers Street Properties	748,900	5,901

Chatham Lodging Trust	4,297	126

Chesapeake Lodging Trust	245,239	8,296

Chimera Investment Corp.	998,713	3,136

CorEnergy Infrastructure Trust, Inc.	5,231	36

Corporate Office Properties Trust	92,100	2,706

Cousins Properties, Inc.	722,200	7,655

CubeSmart	8,300	200

DCT Industrial Trust, Inc.	242,023	8,389

DiamondRock Hospitality Co.	975,983	13,791

DuPont Fabros Technology, Inc.	245,052	8,008

Dynex Capital, Inc.	306,512	2,596

Education Realty Trust, Inc.	5,392	191

EPR Properties	369,007	22,152

Equity One, Inc.	456,339	12,180

First Industrial Realty Trust, Inc.	428,203	9,176

Franklin Street Properties Corp.	534,591	6,853

GEO Group (The), Inc.	392,911	17,186

Gladstone Commercial Corp.	51,941	967

Government Properties Income Trust	182,379	4,167

Gramercy Property Trust, Inc.	5,274	148

Healthcare Realty Trust, Inc.	332,115	9,226

Hersha Hospitality Trust	22,311	144

Highwoods Properties, Inc.	321,730	14,729

Invesco Mortgage Capital, Inc.	467,488	7,260

Investors Real Estate Trust	474,499	3,559

iStar Financial, Inc. *	4,400	57

Kite Realty Group Trust	126,666	3,568

LaSalle Hotel Properties	615,299	23,911

Lexington Realty Trust	498,441	4,900

LTC Properties, Inc.	270,153	12,427

Mack-Cali Realty Corp.	79,194	1,527

Medical Properties Trust, Inc.	1,260,779	18,584

MFA Financial, Inc.	770,043	6,053

Monmouth Real Estate Investment Corp.	6,520	72

National Health Investors, Inc.	111,057	7,886

New York Mortgage Trust, Inc.	203,932	1,583

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Real Estate Investment Trusts – 13.1% – continued

One Liberty Properties, Inc.	92,457	$2,258

Parkway Properties, Inc.	12,942	225

Pebblebrook Hotel Trust	224,090	10,436

Pennsylvania Real Estate Investment Trust	422,163	9,807

Piedmont Office Realty Trust, Inc., Class A	175,402	3,264

PS Business Parks, Inc.	62,866	5,220

Ramco-Gershenson Properties Trust	345,788	6,432

Redwood Trust, Inc.	669,630	11,966

Resource Capital Corp.	853,394	3,874

Retail Opportunity Investments Corp.	232,616	4,257

RLJ Lodging Trust	625,672	19,590

Select Income REIT	97,757	2,443

Silver Bay Realty Trust Corp.	39,441	637

Starwood Waypoint Residential Trust	45,454	1,175

Strategic Hotels & Resorts, Inc. *	762,969	9,484

Sunstone Hotel Investors, Inc.	643,836	10,733

Weingarten Realty Investors	153,952	5,539

Western Asset Mortgage Capital Corp.	4,681	71

Whitestone REIT	2,562	41

Winthrop Realty Trust	29,420	480
		392,971

Recreational Facilities & Services – 0.7%

Carmike Cinemas, Inc. *	15,887	534

International Speedway Corp., Class A	130,687	4,262

Life Time Fitness, Inc. *	38,810	2,754

Marcus (The) Corp.	340,340	7,246

Speedway Motorsports, Inc.	4,634	105

Vail Resorts, Inc.	54,991	5,687
		20,588

Renewable Energy – 0.6%

Advanced Energy Industries, Inc. *	155,108	3,980

EnerSys	111,519	7,164

Green Plains, Inc.	23,234	663

Pacific Ethanol, Inc. *	77,072	832

REX American Resources Corp. *	93,224	5,669
		18,308

Retail – Consumer Staples – 0.7%

Casey’s General Stores, Inc.	79,943	7,203

Fred’s, Inc., Class A	476,438	8,142

Ingles Markets, Inc., Class A	13,004	644

PriceSmart, Inc.	19,971	1,697

SpartanNash Co.	24,498	773

See Notes to the Financial Statements.

EQUITY FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Retail – Consumer Staples – 0.7% – continued

Weis Markets, Inc.	24,189	$1,204
		19,663

Retail – Discretionary – 2.8%

America’s Car-Mart, Inc. *	962	52

Brown Shoe Co., Inc.	4,910	161

Children’s Place (The), Inc.	23,710	1,522

Citi Trends, Inc. *	1,748	47

Ethan Allen Interiors, Inc.	160,716	4,442

Finish Line (The), Inc., Class A	51,741	1,269

Genesco, Inc. *	25,362	1,807

Group 1 Automotive, Inc.	136,011	11,742

Guess?, Inc.	9,563	178

Haverty Furniture Cos., Inc.	164,565	4,094

hhgregg, Inc. *	4,453	27

Men’s Wearhouse (The), Inc.	41,235	2,153

Office Depot, Inc. *	1,643,700	15,122

Outerwall, Inc.	23,975	1,585

Pep Boys-Manny Moe & Jack (The) *	357,948	3,443

PHH Corp. *	596,243	14,411

Rush Enterprises, Inc., Class A *	212,261	5,808

Shoe Carnival, Inc.	131,158	3,861

Sonic Automotive, Inc., Class A	175,163	4,362

Stage Stores, Inc.	377,096	8,643

Tilly’s, Inc., Class A *	1,296	20
		84,749

Semiconductors – 3.0%

Amkor Technology, Inc. *	518,671	4,582

Brooks Automation, Inc.	759,283	8,831

Cascade Microtech, Inc. *	1,857	25

Cirrus Logic, Inc. *	57,100	1,899

Coherent, Inc. *	2,775	180

Cohu, Inc.	2,884	32

Diodes, Inc. *	48,866	1,396

DSP Group, Inc. *	2,425	29

Entegris, Inc. *	960,992	13,156

Fairchild Semiconductor

International, Inc. *	12,200	222

GSI Technology, Inc. *	196,607	1,160

II-VI, Inc. *	6,848	126

Intersil Corp., Class A	627,545	8,986

IXYS Corp.	3,551	44

Kulicke & Soffa Industries, Inc. *	480,999	7,518

MKS Instruments, Inc.	476,637	16,115

Newport Corp.*	4,446	85

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Semiconductors – 3.0% – continued

OmniVision Technologies, Inc. *	308,756	$8,142

Park Electrochemical Corp.	135,579	2,923

Pericom Semiconductor Corp.	2,509	39

Photronics, Inc. *	7,456	63

Power Integrations, Inc.	33,234	1,731

Rudolph Technologies, Inc. *	29,033	320

Semtech Corp. *	44,966	1,198

Tessera Technologies, Inc.	5,936	239

Ultra Clean Holdings, Inc. *	140,164	1,002

Veeco Instruments, Inc. *	225,236	6,881

Vishay Intertechnology, Inc.	53,400	738

Xcerra Corp. *	156,924	1,395
		89,057

Software – 1.3%

Acxiom Corp. *	304,888	5,637

Advent Software, Inc.	58,821	2,595

Blackbaud, Inc.	29,362	1,391

Dealertrack Technologies, Inc. *	48,981	1,887

Digi International, Inc. *	2,733	27

Ebix, Inc.	22,801	693

Epiq Systems, Inc.	32,138	576

Mentor Graphics Corp.	391,633	9,411

MicroStrategy, Inc., Class A *	12,906	2,183

Progress Software Corp. *	127,348	3,460

Sapiens International Corp. N.V. *	5,346	44

SS&C Technologies Holdings, Inc.	54,008	3,365

Take-Two Interactive Software, Inc. *	335,674	8,545
		39,814

Specialty Finance – 2.3%

Air Lease Corp.	105,400	3,978

Aircastle Ltd.	320,017	7,188

Arlington Asset Investment Corp., Class A	28,432	684

Cash America International, Inc.	25,808	601

Colony Financial, Inc., Class A	314,177	8,143

Encore Capital Group, Inc. *	197,118	8,198

Enova International, Inc. *	23,599	465

Federal Agricultural Mortgage Corp., Class C	1,055	30

First American Financial Corp.	484,816	17,298

Global Cash Access Holdings, Inc. *	7,362	56

Green Dot Corp., Class A *	5,798	92

Marlin Business Services Corp.	12,418	249

McGrath RentCorp	2,923	96

Meta Financial Group, Inc.	720	29

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Specialty Finance – 2.3% – continued

Nelnet, Inc., Class A	287,233	$13,592

NewStar Financial, Inc. *	157,990	1,853

Stewart Information Services Corp.	18,984	772

Willis Lease Finance Corp. *	40,274	748

World Acceptance Corp. *	74,492	5,432
		69,504

Technology Services – 1.9%

Black Box Corp.	14,307	299

CACI International, Inc., Class A *	191,416	17,212

Convergys Corp.	775,604	17,738

CSG Systems International, Inc.	30,582	929

Cubic Corp.	111,757	5,786

Engility Holdings, Inc.	4,080	123

Fair Isaac Corp.	33,616	2,982

ICF International, Inc. *	20,479	837

ManTech International Corp., Class A	4,197	142

MAXIMUS, Inc.	171,412	11,444

Perficient, Inc. *	3,954	82

Sykes Enterprises, Inc. *	17,919	445

TeleTech Holdings, Inc.	5,421	138

TESSCO Technologies, Inc.	919	23
		58,180

Telecom – 0.6%

Atlantic Tele-Network, Inc.	1,786	124

General Communication, Inc., Class A *	341,713	5,385

IDT Corp., Class B	2,456	44

Iridium Communications, Inc. *	10,545	102

Lumos Networks Corp.	2,522	38

Premiere Global Services, Inc. *	525,237	5,021

Shenandoah Telecommunications Co.	24,954	778

Spok Holdings, Inc.	2,433	47

Telephone & Data Systems, Inc.	198,692	4,947
		16,486

Transportation & Logistics – 1.6%

ArcBest Corp.	2,916	110

Celadon Group, Inc.	2,657	72

DHT Holdings, Inc.	10,419	73

GasLog Ltd.	121,566	2,361

Hornbeck Offshore Services, Inc. *	175,149	3,295

Marten Transport Ltd.	33,239	771

Mobile Mini, Inc.	372,766	15,895

Patriot Transportation Holding, Inc. *	2,832	71

Saia, Inc. *	212,801	9,427

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.1% – continued

Transportation & Logistics – 1.6% – continued

Scorpio Tankers, Inc.	560,647	$5,281

Ship Finance International Ltd.	540,014	7,992

Teekay Tankers Ltd., Class A	275,555	1,582

Universal Truckload Services, Inc.	47,668	1,200
		48,130

Transportation Equipment – 0.3%

American Railcar Industries, Inc.	19,073	948

Greenbrier (The) Cos., Inc.	140,876	8,171
		9,119

Utilities – 5.8%

ALLETE, Inc.	204,543	10,792

Avista Corp.	396,706	13,559

Black Hills Corp.	195,543	9,863

Chesapeake Utilities Corp.	11,966	606

Cleco Corp.	298,234	16,260

El Paso Electric Co.	307,698	11,889

Empire District Electric (The) Co.	230,016	5,709

Great Plains Energy, Inc.	51,763	1,381

IDACORP, Inc.	330,029	20,749

Laclede Group (The), Inc.	116,249	5,954

MGE Energy, Inc.	3,890	172

NorthWestern Corp.	234,707	12,625

Otter Tail Corp.	180,617	5,810

Piedmont Natural Gas Co., Inc.	131,752	4,863

PNM Resources, Inc.	414,437	12,102

Portland General Electric Co.	199,422	7,397

SJW Corp.	2,282	71

South Jersey Industries, Inc.	69,732	3,785

Southwest Gas Corp.	316,554	18,414

UIL Holdings Corp.	6,700	344

WGL Holdings, Inc.	219,969	12,406
		174,751

Waste & Environment Services & Equipment – 0.3%

Cantel Medical Corp.	164,159	7,798

CECO Environmental Corp.	2,963	31

Tetra Tech, Inc.	58,451	1,404
		9,233
Total Common Stocks
(Cost $2,012,004)		2,889,069

See Notes to the Financial Statements.

EQUITY FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
MASTER LIMITED PARTNERSHIPS – 0.2%

Automotive – 0.2%

Compass Diversified Holdings	305,412	$5,222
Total Master Limited Partnerships
(Cost $3,903)		5,222

OTHER – 0.0% (1)

Escrow DLB Oil & Gas *	2,100	–

Escrow Gerber Scientific, Inc. *	264,734	–
Total Other
(Cost $ – )		–

INVESTMENT COMPANIES – 3.8%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (2)	115,311,983	115,312
Total Investment Companies
(Cost $115,312)		115,312

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.02%, 4/30/15 (3)(4)	$8,929	$8,929
Total Short-Term Investments
(Cost $8,929)		8,929

Total Investments – 100.4%
(Cost $2,140,148)		3,018,532

Liabilities less Other Assets – (0.4)%		(10,815)
NET ASSETS – 100.0%		$3,007,717

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
(4)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Russell 2000 Mini Index	858	$107,156	Long	6/15	$3,067

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.9%
Consumer Staples	1.7
Energy	4.1
Financials	39.6
Health Care	5.2
Industrials	14.9
Information Technology	11.3
Materials	5.7
Telecommunication Services	0.6
Utilities	6.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP VALUE FUND continued	MARCH 31, 2015

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$2,889,069	$–	$–	$2,889,069
Master Limited Partnerships (1)	5,222	–	–	5,222
Investment Companies	115,312	–	–	115,312
Short-Term Investments	–	8,929	–	8,929
Total Investments	$3,009,603	$8,929	$–	$3,018,532

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$3,067	$–	$–	$3,067

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

EQUITY FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND	MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7%

Biotechnology & Pharmaceuticals – 5.1%

AbbVie, Inc.	40,647	$2,380

BioMarin Pharmaceutical, Inc. *	6,700	835

Merck & Co., Inc.	18,342	1,054
		4,269

Commercial Services – 2.4%

Accretive Health, Inc. *	175,440	1,014

HMS Holdings Corp. *	63,274	978
		1,992

Electrical Equipment – 1.4%

Amphenol Corp., Class A	19,688	1,160

Hardware – 11.7%

Apple, Inc.	35,133	4,372

Arista Networks, Inc. *	6,862	484

Cisco Systems, Inc.	30,989	853

EMC Corp.	68,128	1,741

F5 Networks, Inc. *	6,537	751

Juniper Networks, Inc.	35,472	801

Nimble Storage, Inc. *	14,696	328

Seagate Technology PLC	10,524	548
		9,878

Health Care Facilities & Services – 5.9%

Catamaran Corp. *	34,390	2,048

Community Health Systems, Inc. *	31,199	1,631

Express Scripts Holding Co. *	15,127	1,312
		4,991

Media – 13.1%

Alliance Data Systems Corp. *	2,394	709

Everyday Health, Inc. *	42,894	552

Facebook, Inc., Class A *	26,679	2,193

Google, Inc., Class A *	2,797	1,551

Google, Inc., Class C *	3,694	2,024

LinkedIn Corp., Class A *	4,422	1,105

Pandora Media, Inc. *	56,122	910

Priceline Group (The), Inc. *	938	1,092

Yahoo!, Inc. *	19,239	855
		10,991

Medical Equipment & Devices – 12.8%

Baxter International, Inc.	50,752	3,477

CR Bard, Inc.	8,733	1,461

Intuitive Surgical, Inc. *	1,617	817

St. Jude Medical, Inc.	25,232	1,650

Wright Medical Group, Inc. *	32,825	847

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Medical Equipment & Devices – 12.8% – continued

Zimmer Holdings, Inc.	21,589	$2,537
		10,789

Retail – Discretionary – 1.6%

eBay, Inc. *	23,104	1,333

Semiconductors – 10.7%

ARM Holdings PLC ADR	26,801	1,321

ASML Holding N.V. (Registered)	10,400	1,051

Intel Corp.	23,096	722

KLA-Tencor Corp.	9,516	555

Lam Research Corp.	9,954	699

Linear Technology Corp.	17,621	825

Microchip Technology, Inc.	21,215	1,037

NXP Semiconductors N.V. *	11,101	1,114

SanDisk Corp.	12,952	824

Xilinx, Inc.	21,181	896
		9,044

Software – 24.6%

Activision Blizzard, Inc.	78,996	1,795

Barracuda Networks, Inc. *	17,847	687

Citrix Systems, Inc. *	14,074	899

CommVault Systems, Inc. *	19,988	873

Imperva, Inc. *	18,204	777

LogMeIn, Inc. *	19,049	1,067

Microsoft Corp.	22,171	901

OPOWER, Inc. *	29,300	297

Oracle Corp.	44,356	1,914

Proofpoint, Inc. *	19,002	1,125

Qlik Technologies, Inc. *	24,398	759

Qualys, Inc. *	16,567	770

Rackspace Hosting, Inc. *	29,505	1,522

Red Hat, Inc. *	27,740	2,101

salesforce.com, Inc. *	43,311	2,894

ServiceNow, Inc. *	10,964	864

Splunk, Inc. *	7,112	421

VMware, Inc., Class A *	12,994	1,066
		20,732

Specialty Finance – 2.7%

Fidelity National Information Services, Inc.	15,209	1,035

MasterCard, Inc., Class A	14,135	1,221
		2,256

Technology Services – 5.7%

Accenture PLC, Class A	12,070	1,131

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY FUNDS

SCHEDULE OF INVESTMENTS

TECHNOLOGY FUND continued	MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.7% – continued

Technology Services – 5.7% – continued

Amdocs Ltd.	18,229	$992

Cognizant Technology Solutions Corp., Class A *	26,524	1,655

Teradata Corp. *	23,008	1,015
		4,793
Total Common Stocks
(Cost $62,507)		82,228

INVESTMENT COMPANIES – 2.4%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (1)	2,009,622	2,010
Total Investment Companies
(Cost $2,010)		2,010

Total Investments – 100.1%
(Cost $64,517)		84,238

Liabilities less Other Assets – (0.1)%		(98)
NET ASSETS – 100.0%		$84,140

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	1.3%
Health Care	26.8
Information Technology	71.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$82,228	$–	$–	$82,228
Investment Companies	2,010	–	–	2,010
Total Investments	$84,238	$–	$–	$84,238

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

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EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2015

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 47 funds as of March 31, 2015, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Income Equity, International Equity, Large Cap Core, Large Cap Equity, Large Cap Value, Small Cap Core, Small Cap Value and Technology Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market

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NOTES TO THE FINANCIAL STATEMENTS continued

quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund will sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund will do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund will purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund will utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts, in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

At March 31, 2015, the Income Equity, Large Cap Core, Large Cap Value, Small Cap Core and Small Cap Value Funds had entered into exchange-traded long futures contracts to maintain liquidity. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $695,000, $115,000, $110,000, $1,250,000 and $8,929,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) OPTIONS CONTRACTS Certain Funds buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Fund may enter into option contracts in order to hedge against adverse price movements of securities which a Fund intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with Net realized and unrealized gains (losses) on investments on the Statements of Operations. The gains or losses on written options contracts are included with Net realized and unrealized gains (losses) on written options on the Statements of Operations, if applicable.

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty non-performance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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MARCH 31, 2015

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security of currency at a price different from the current fair value. No option contracts were held or written by the Funds during the fiscal year ended March 31, 2015.

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from the original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2015.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The International Equity Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through

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NOTES TO THE FINANCIAL STATEMENTS continued

a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectus.

Redemption fees for the fiscal year ended March 31, 2015, were approximately $3,000 for the International Equity Fund. Redemption fees for the fiscal year ended March 31, 2014, were approximately $1,000 for the International Equity Fund. These amounts are included in “Payments for Shares Redeemed” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Fund was less than $0.001 per share.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Income Equity	Monthly
International Equity	Annually
Large Cap Core	Quarterly
Large Cap Equity	Quarterly
Large Cap Value	Annually
Small Cap Core	Annually
Small Cap Value	Annually
Technology	Annually

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2015, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Income Equity	$4,967	$(6,175)	$1,208
International Equity	(215)	(1,966)	2,181
Large Cap Core	—	(12,745)	12,745
Large Cap Equity	—	(64)	64
Small Cap Core	(40)	40	—
Small Cap Value	(212)	212	—
Technology	167	—	(167)

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2014, through the fiscal year ended March 31, 2015, the following Funds incurred net capital losses and/or late year ordinary losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Income Equity	$1,517
International Equity	17
Small Cap Core	211
Technology	259

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as

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EQUITY FUNDS

MARCH 31, 2015

under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2015, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2016		MARCH 31, 2017		MARCH 31, 2018
International Equity	$2,178	*	$32,032	*	$144,460	*
Large Cap Core	—		4,558		9,392
Large Cap Equity	2,358	*	17,703	*	3,019	*
Large Cap Value	—		9,638		61,413

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2018.

The Funds in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Large Cap Core	$751	$100

At March 31, 2015, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Income Equity	$213	$8,579	$30,055
International Equity	1,352	—	37,388
Large Cap Core	54	—	7,438
Large Cap Equity	10	—	44,684
Large Cap Value	359	—	9,141
Small Cap Core	530	1,611	84,532
Small Cap Value	11,848	45,472	874,442
Technology	—	3,610	19,022

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Income Equity	$14,622	$81,489
International Equity	8,760	—
Large Cap Core	1,109	—
Large Cap Equity	1,341	—
Large Cap Value	2,731	—
Small Cap Core	2,147	8,416
Small Cap Value	30,500	111,849

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2014, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Income Equity	$8,662	$10,824
International Equity	4,000	722
Large Cap Core	294	—
Large Cap Equity	1,508	28
Large Cap Value	2,160	—
Small Cap Core	1,490	13,000
Small Cap Value	31,699	150,040

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2015, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2012 through March 31, 2014 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in

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NOTES TO THE FINANCIAL STATEMENTS continued

many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together, “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2015.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2015.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 25, 2013, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 20, 2014, the Board approved an agreement with JPMorgan Chase Bank, N.A. that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 24, 2014 and will expire on November 23, 2015, unless renewed.

At March 31, 2015, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2015, on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Income Equity	$2,100	1.17%
International Equity	638	1.16%
Large Cap Core	200	1.17%
Large Cap Equity	300	1.16%

No other Funds incurred any interest expenses during the fiscal year ended March 31, 2015.

5. MANAGEMENT AND OTHER AGREEMENTS

Shareholders of each Fund approved a new management agreement, effective June 30, 2014, between each Fund and NTI (the “Management Agreement”), to provide each Fund with investment advisory and administration services under a single agreement and fee structure. As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the first table below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, as compensation for advisory services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the second table below (expressed as a percentage of each Fund’s respective average daily net assets.) Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Funds at the annual rate of 0.15% of the average daily net assets of each Fund.

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than acquired fund fees and expenses, the Fund’s proportionate share of the increase in compensation paid to each independent Trustee, expenses related to third-party consultants engaged by the Board of Trustees of the Trust, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

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At March 31, 2015, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the tables below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS
Large Cap Core	0.44%	0.60%
Small Cap Core	0.74%	0.75%
Small Cap Value	0.95%	1.00%

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION
Income Equity	0.95%	0.922%	0.894%	1.00%
International Equity	1.00%	0.97%	0.941%	1.06%
Large Cap Equity	0.83%	0.805%	0.781%	0.85%
Large Cap Value	0.83%	0.805%	0.781%	0.85%
Technology	1.10%	1.067%	1.035%	1.25%

Prior to June 30, 2014, the annual advisory fees for the Funds were based on the following annual rates as set forth in the table below. There was no change to the contractual expense limitations described above.

CONTRACTUAL ANNUAL ADVISORY FEES
Large Cap Core	0.30%
Small Cap Core	0.85%
Small Cap Value	0.85%

	CONTRACTUAL ANNUAL ADVISORY FEES
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION
Income Equity	0.85%	0.80%	0.77%
International Equity	0.90%	0.85%	0.81%
Large Cap Equity	0.75%	0.71%	0.68%
Large Cap Value	0.85%	0.80%	0.77%
Technology	1.00%	0.94%	0.90%
The contractual reimbursement arrangements are expected to continue until at least July 31, 2015. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

Effective June 30, 2014, as compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds. Prior to June 30, 2014, Northern Trust received transfer agent fees at an annual rate of 0.10 percent of the average daily net assets, accrued daily and payable monthly. The transfer agent fees are reflected in the Funds’ Statements of Operations.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Prior to June 30, 2014, these sub-administration services were paid out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”), a series of Northern Institutional Funds, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The exemptive order requires the Fund’s Board, including a majority of the independent Trustees, to consider and evaluate the advisory fees and services provided to the Funds by NTI as a result of uninvested cash being invested in the Portfolio. Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the Total Annual Portfolio Operating Expenses After Expense Reimbursement as reflected in the Portfolio’s prospectus, which includes, management, transfer agent and custody fees, payable to NTI and/or its affiliates on any assets invested in the Diversified Assets Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolio. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2015, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES			SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER		U.S. GOVERNMENT	OTHER
Income Equity	$ —	$387,410		$ —	$475,994
International Equity	—	30,807		—	56,093
Large Cap Core	—	106,779	*	—	22,590	*
Large Cap Equity	—	29,377		—	46,796
Large Cap Value	—	132,475		—	143,787
Small Cap Core	—	88,969		—	25,603
Small Cap Value	—	623,425		—	420,873
Technology	—	31,705		—	40,965

*	Approximately $84,898,000 of costs of purchases and $44,328,000 of proceeds from sales of securities have been excluded in the above amounts related to the realignment of the combined Fund’s portfolio after the fund reorganization. For further information on the reorganization, see Note 13.

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2015, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION	COST BASIS OF SECURITIES
Income Equity	$37,304	$(7,249)	$30,055	$302,726
International Equity	54,055	(16,505)	37,550	172,325
Large Cap Core	12,567	(5,130)	7,437	162,148
Large Cap Equity	45,951	(1,268)	44,683	100,665
Large Cap Value	11,540	(2,398)	9,142	95,276
Small Cap Core	87,344	(2,812)	84,532	196,312
Small Cap Value	905,337	(30,894)	874,443	2,144,089
Technology	21,185	(2,163)	19,022	65,216

EQUITY FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2015

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	SHARES SOLD		PROCEEDS FROM SHARES SOLD		SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Income Equity	5,245		$75,387		6,462	$82,586	(10,350)	$(153,136)	1,357	$4,837
International Equity	4,969		48,053		182	1,650	(7,800)	(73,278)	(2,649)	(23,575)
Large Cap Core	10,797	*	166,594	*	41	639	(1,643)	(24,970)	9,195	142,263
Large Cap Equity	225		4,725		41	878	(1,052)	(22,361)	(786)	(16,758)
Large Cap Value	421		5,740		152	2,113	(1,477)	(20,135)	(904)	(12,282)
Small Cap Core	5,053		107,608		434	9,131	(1,850)	(39,149)	3,637	77,590
Small Cap Value	36,857		773,716		6,522	135,669	(29,172)	(613,131)	14,207	296,254
Technology	312		6,886		—	—	(744)	(15,857)	(432)	(8,971)

*	Numbers include assets received in connection with fund reorganization of approximately 6,448,000 in shares sold and $100,455,000 in proceeds from shares sold. For further information on the reorganization, see Note 13.

Transactions in capital shares for the fiscal year ended March 31, 2014, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Income Equity	5,047	$76,672	1,002	$15,315	(6,184)	$(94,095)	(135)	$(2,108)
International Equity	5,056	48,277	175	1,701	(10,503)	(99,582)	(5,272)	(49,604)
Large Cap Core	928	11,982	11	128	(226)	(2,813)	713	9,297
Large Cap Equity	295	5,420	53	986	(1,942)	(35,442)	(1,594)	(29,036)
Large Cap Value	1,449	16,891	127	1,600	(3,144)	(37,102)	(1,568)	(18,611)
Small Cap Core	1,464	29,371	639	12,973	(4,734)	(96,605)	(2,631)	(54,261)
Small Cap Value	31,376	621,784	8,374	169,160	(27,437)	(551,564)	12,313	239,380
Technology	241	4,603	—	—	(924)	(16,958)	(683)	(12,355)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF PERIOD
Income Equity	Northern Institutional Funds — Diversified Assets Portfolio	$9,239	$162,415	$154,432	$—	$—	$1	$17,222
International Equity	Northern Institutional Funds — Diversified Assets Portfolio	1,450	61,440	61,105	—	—	—	1,785
Large Cap Core	Northern Institutional Funds — Diversified Assets Portfolio	1,459	52,603	52,790	—	—	—	1,272
Large Cap Equity	Northern Institutional Funds — Diversified Assets Portfolio	943	23,820	22,945	—	—	—	1,818
Large Cap Value	Northern Institutional Funds — Diversified Assets Portfolio	3,200	13,134	15,251	—	—	—	1,083
Small Cap Core	Northern Institutional Funds — Diversified Assets Portfolio	3,812	85,707	78,287	—	—	1	11,232
Small Cap Value	Northern Institutional Funds — Diversified Assets Portfolio	116,392	428,512	429,592	—	—	11	115,312
Technology	Northern Institutional Funds — Diversified Assets Portfolio	2,398	24,938	25,326	—	—	—	2,010

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

10. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Funds have been designated as hedging instruments. Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2015:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Income Equity	Equity contracts	Net Assets — Unrealized appreciation	$ —	*	Net Assets — Unrealized depreciation	$(101	)*
Large Cap Core	Equity contracts	Net Assets — Unrealized appreciation	12	*	Net Assets — Unrealized depreciation	—	*
Large Cap Value	Equity contracts	Net Assets — Unrealized appreciation	13	*	Net Assets — Unrealized depreciation	—	*
Small Cap Core	Equity contracts	Net Assets — Unrealized appreciation	314	*	Net Assets — Unrealized depreciation	—	*
Small Cap Value	Equity contracts	Net Assets — Unrealized appreciation	3,067	*	Net Assets — Unrealized depreciation	—	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2015:

	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Income Equity	Equity contracts	Net realized gains (losses) on futures contracts	$(68)
Large Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	70
Large Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	52
Small Cap Core	Equity contracts	Net realized gains (losses) on futures contracts	1,041
Small Cap Value	Equity contracts	Net realized gains (losses) on futures contracts	5,715

	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Income Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(101)
Large Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	6
Large Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	13
Small Cap Core	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	327
Small Cap Value	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	3,507

Volume of derivative activity for the fiscal year ended March 31, 2015*:

	FUTURES EQUITY
	CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Income Equity	3	$10,397
Large Cap Core	100	417
Large Cap Value	20	598
Small Cap Core	128	993
Small Cap Value	158	5,329

*	Activity during the period is measured by number of trades during the period and average notional amount for futures equity contracts.

**	Amounts in thousands.

EQUITY FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2015

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. LEGAL PROCEEDINGS

In 2007, the Large Cap Core Fund and the Large Cap Value Fund were shareholders of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S. Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The defendants filed motions to dismiss, some of which have been granted by the District Court but have been appealed by the plaintiffs, and some of which have yet to be ruled on by the District Court.

The value of the proceeds received by the Large Cap Core Fund and the Large Cap Value Fund in the LBO was approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Funds’ net asset value. The Funds intend to vigorously defend these actions.

13. REORGANIZATION

On August 21, 2014, the Board of the Trust approved a Plan of Reorganization (the “Plan”) providing for the reorganization of Large Cap Growth Fund of Northern Funds listed in the table below (the “Acquired Fund”) into Large Cap Core Fund of Northern Funds as set forth below under the heading Acquiring Fund (the “Acquiring Fund”). Pursuant to the Plan, all of the assets of the Acquired Fund were transferred to the Acquiring Fund, as shown in the table below, in exchange for shares of the Acquiring Fund of equal aggregate value and the Acquiring Fund’s assumption of all of the current and future liabilities of the Acquired Fund. The cost basis of the investments received from the Acquired Fund was carried forward to the Acquiring Fund for U.S. GAAP and tax purposes. Immediately following the reorganization, holders of shares of the Acquired Fund held shares of the Acquiring Fund having aggregate net asset value equal to the aggregate net asset value of the shares held in the Acquired Fund immediately prior to the reorganization. The reorganization was accomplished by a tax-free exchange of shares and was completed on December 5, 2014 as set forth in the table.

	ACQUIRED FUND	ACQUIRING FUND
	LARGE CAP GROWTH	LARGE CAP CORE
Exchange Ratio	1.0812	1.0812
Acquired Fund’s Shares	5,964	N/A
Acquiring Fund’s Shares	N/A	6,448
Acquired Fund’s Unrealized Appreciation	16,648	N/A
Net Assets before the Reorganization	100,455	47,374
Aggregated Net Assets immediately after the Reorganization	N/A	147,829

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY FUNDS

EQUITY FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2015

The tables below summarize the operations of the Acquired Fund for the period from April 1, 2014 to December 5, 2014, and the Acquiring Fund’s results of operations for the fiscal year ended March 31, 2015.

For the period from April 1, 2014 to December 5, 2014:

Amounts in thousands	NET INVESTMENT LOSS	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Large Cap Growth	$(72)	$10,970	$10,898

For the fiscal year ended March 31, 2015:

Amounts in thousands	NET INVESTMENT INCOME	NET REALIZED GAINS AND NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Large Cap Core	$1,162	$1,842	$3,004

Because the combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of net investment income (loss), net realized gains and change in unrealized appreciation (depreciation) on investments, and net increase (decrease) in net assets resulting from operations, of the Acquired Fund that has been included in the Acquiring Fund’s Statements of Operations since December 6, 2014.

14. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

EQUITY FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Income Equity Fund, International Equity Fund, Large Cap Core Fund, Large Cap Equity Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund, and Technology Fund (collectively, the “Funds”), eight separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the Trust’s custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2015

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY FUNDS

EQUITY FUNDS

TAX INFORMATION	MARCH 31, 2015 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

Fund	QDI PERCENTAGE
Income Equity	88.16%
International Equity	100.00%
Large Cap Core	100.00%
Large Cap Equity	68.98%
Large Cap Value	100.00%
Small Cap Core	48.97%
Small Cap Value	77.08%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year ended March 31, 2015 for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Income Equity	78.58%
International Equity	2.31%
Large Cap Core	100.00%
Large Cap Equity	64.15%
Large Cap Value	91.72%
Small Cap Core	48.53%
Small Cap Value	71.97%

FOREIGN TAX CREDIT — The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
International Equity	$0.0231	$0.2490

CAPITAL GAIN DISTRIBUTION (Unaudited) — The following Funds made capital gain distributions in December 2014, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	15%
Income Equity	$3.836788
Small Cap Core	0.842583
Small Cap Value	0.882535

EQUITY FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

FUND EXPENSES	MARCH 31, 2015 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Equity Fund; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/14 - 3/31/15” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market fund investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on pages 79 and 80), if any, in the International Equity Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 84), which may result in different expense ratios in the Financial Highlights.

Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

INCOME EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	1.00%	$1,000.00	$1,061.90	$5.14
Hypothetical**	1.00%	$1,000.00	$1,019.95	$5.04

INTERNATIONAL EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	1.11%	$1,000.00	$1,002.80	$5.54
Hypothetical**	1.11%	$1,000.00	$1,019.40	$5.59

LARGE CAP CORE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.61%	$1,000.00	$1,045.40	$3.11
Hypothetical**	0.61%	$1,000.00	$1,021.89	$3.07

LARGE CAP EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.86%	$1,000.00	$1,068.10	$4.43
Hypothetical**	0.86%	$1,000.00	$1,020.64	$4.33

LARGE CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.86%	$1,000.00	$1,056.80	$4.41
Hypothetical**	0.86%	$1,000.00	$1,020.64	$4.33

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY FUNDS

EQUITY FUNDS

FUND EXPENSES continued MARCH 31, 2015 (UNAUDITED)

SMALL CAP CORE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.76%	$1,000.00	$1,150.00	$4.07
Hypothetical**	0.76%	$1,000.00	$1,021.14	$3.83

SMALL CAP VALUE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	1.00%	$1,000.00	$1,133.80	$5.32
Hypothetical**	1.00%	$1,000.00	$1,019.95	$5.04

TECHNOLOGY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	1.27%	$1,000.00	$1,112.60	$6.69
Hypothetical**	1.27%	$1,000.00	$1,018.60	$6.39

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

EQUITY FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2015 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 71 Trustee of Northern Funds since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	55

Edward J. Condon, Jr. Age: 74 Trustee of Northern Funds since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club from 2003 to 2014;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of the Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	55

Mark G. Doll Age: 65 Trustee of Northern Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

		• None	55

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 71 Chairperson of the Board of each Trust since 2015 and Trustee of Northern Funds since 2000	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	55

Cynthia R. Plouché Age: 58 Trustee of Northern Funds since 2014	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered Investment Company — 29 portfolios).	55

Casey J. Sylla Age: 71 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).	55

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios — 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds.

EQUITY FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2015 (UNAUDITED)

INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Stephen N. Potter(5) Age: 58 Trustee of Northern Funds since 2008	• President, Northern Trust Asset Management since 2008; • Chairman and President of Northern Trust Investments, Inc. since March 2008; • President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009; • Director of The Northern Trust Company of Connecticut from July 2009 to December 2013; • Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009; • Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.	• None	46

Mary Jacobs Skinner, Esq.(5) Age: 57 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None	46

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios – 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Mr. Potter and Ms. Skinner oversee 46 portfolios in the complex – 38 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY FUNDS

EQUITY FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Anthony P. Pecora Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2015	Chief Compliance Officer and Senior Vice President of Northern Trust Investments, Inc. since 2014; Head of Compliance for Northern Trust Asset Management since 2011; Head of Compliance for ABN AMRO Holding USA LLC from 2010 to 2011; Chief Compliance Officer and Anti-Money Laundering Officer for ABN AMRO Clearing Chicago LLC from 2009 to 2011.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

Richard N. Crabill Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

EQUITY FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

MARCH 31, 2015 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Craig R. Carberry, Esq. Age: 54 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY FUNDS

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

EQUITY FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

EQUITY FUNDS

INVESTMENT CONSIDERATIONS

EQUITY FUNDS

INCOME EQUITY FUND2,4

INTERNATIONAL EQUITY FUND1,2,3

LARGE CAP CORE FUND2

LARGE CAP EQUITY FUND2

LARGE CAP VALUE FUND2

SMALL CAP CORE FUND2,6

SMALL CAP VALUE FUND2,6

TECHNOLOGY FUND2,5,6,7

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4 High-Yield Risk: High yield fixed-income securities will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value.

5 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

6 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

7 Technology Sector Risk: Securities of technology companies may be subject to greater price volatility than securities of companies in other market sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower prices.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	EMERGING MARKETS EQUITY INDEX FUND

37	GLOBAL REAL ESTATE INDEX FUND

47	GLOBAL SUSTAINABILITY INDEX FUND

60	INTERNATIONAL EQUITY INDEX FUND

75	MID CAP INDEX FUND

82	SMALL CAP INDEX FUND

108	STOCK INDEX FUND

116	NOTES TO THE FINANCIAL STATEMENTS

130	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

131	TAX INFORMATION

132	FUND EXPENSES

134	TRUSTEES AND OFFICERS

139	INVESTMENT CONSIDERATIONS

140	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2015, the Emerging Markets Equity Index Fund returned 0.00%, as compared to 0.44% for the Fund’s benchmark, the MSCI Emerging Markets IndexSM. Emerging markets underperformed developed markets for the same period, as measured by the MSCI World Index return of 6.03% for the same period.

Emerging markets were essentially flat for the year. In the second quarter of 2014, positive global growth indicators, including better than expected data from China, accommodative central banks and the promise of economic reforms from the newly elected government in India, helped to boost emerging market performance. However, in the third quarter of 2014, emerging markets were negatively affected by the prospect of the U.S. Federal Reserve raising interest rates. Toward the end of 2014, oil producing countries came under pressure as lower oil prices impacted their ability to meet debt obligations. Russia faced a potential recession resulting from the combination of economic sanctions and a weakening ruble. Emerging markets staged a recovery in the first quarter of 2015, as the European Central Bank announced a long-awaited quantitative easing program and U.S. economic data showed improvement.

The top-performing countries in the benchmark were the Philippines, with a return of 25.52%, and China, with a return of 24.00%. The weakest country performances in the Index came from Greece and Colombia, which returned -64.08% and -38.31%, respectively. The top-performing sector was health care, with a return of 25.51%, while the weakest sector performances came from energy, with a return of -21.57%, and materials, with a return of -18.34%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
EMERGING MARKETS EQUITY INDEX	0.00%	0.00%	1.22%	3.19%
MSCI EMERGING MARKETS INDEXSM	0.44	0.31	1.75	4.15

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return may differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles due to the movement of open foreign markets at a time when the U.S. market was closed. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGER

STEVEN J. SANTICCIOLI With Northern Trust since 2003

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOEMX
INCEPTION DATE	04/25/06
NET ASSETS	$1.7 BILLION
NET ASSET VALUE	$10.86
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.34%
NET EXPENSE RATIO	0.30%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

GLOBAL REAL ESTATE INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Global Real Estate Index Fund returned 13.82% during the 12-month reporting period ended March 31, 2015, which closely tracked the Fund’s benchmark, FTSE® EPRA®/NAREIT® Global Index return of 13.97%. Real estate securities outperformed relative to the broader market as measured by the MSCI All-Country World Index, which returned 5.42% for the same period.

U.S. real estate securities were the dominant driver of positive performance, returning 23.98% for the period. Developed international real estate markets returned 7.74%, while emerging markets lagged at 4.07%.

Global real estate securities significantly outperformed other equity markets, principally due to the U.S. real estate market. The reporting period started off well, as the market shrugged off mounting geopolitical risks, including continued instability in Ukraine and the rise of ISIS, and appeared to focus on positive signals from the corporate sector and the global economy. However, concerns regarding the Eurozone economy negatively impacted developed markets toward the middle of the period. As the period progressed, unfavorable Japanese economic data – in spite of the expansion of government stimulus – weighed on markets. In early 2015, the European Central Bank announced a long-awaited quantitative easing program to combat Europe’s increasingly difficult economic situation. This, combined with improved U.S. economic data and the potential for a rate hike by the U.S. Federal Reserve in late 2015, contributed to the strengthening of the U.S. dollar, reducing international equity returns in dollar terms.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
GLOBAL REAL ESTATE INDEX	13.82%	11.00%	10.26%	3.48%
FTSE® EPRA®/NAREIT® GLOBAL INDEX	13.97	11.01	10.31	3.93

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE® EPRA®/NAREIT® Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies globally. Expanded in December 2008, the FTSE® EPRA®/NAREIT® Global Index covers both developed and emerging markets, and represents 38 countries worldwide.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGER

THOMAS O’BRIEN With Northern Trust since 2004

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NGREX
INCEPTION DATE	07/26/06
NET ASSETS	$1.8 BILLION
NET ASSET VALUE	$10.41
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	0.53%
NET EXPENSE RATIO	0.50%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

GLOBAL SUSTAINABILITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2015, the Global Sustainability Index Fund returned 5.82%, closely tracking its benchmark, the MSCI World ESG IndexSM, which returned 5.72%. The Index slightly underperformed the MSCI World Index, which returned 6.03% for the same period.

Developed market equities provided positive performance for the 12-month period, driven by solid U.S. returns, while international equities were flat. The period started off well, as the market shrugged off mounting geopolitical risks, including continued instability in Ukraine and the rise of ISIS, and appeared to focus on positive signals from the corporate sector and the global economy. However, concerns regarding the Eurozone economy negatively impacted developed markets toward the middle of the period. As the period progressed, unfavorable Japanese economic data – in spite of the expansion of government stimulus – weighed on markets. In early 2015, the European Central Bank announced a long-awaited quantitative easing program to combat Europe’s increasingly difficult economic situation. This, combined with improved U.S. economic data and the potential for a rate hike by the U.S. Federal Reserve in late 2015, contributed to the strengthening of the U.S. dollar, reducing international equity returns in dollar terms.

The United States, which makes up approximately 50% of the Index, returned 10.95% over the period. Hong Kong, Finland and China were the top-performing countries, returning 27.12%, 14.13% and 13.49%, respectively. Japan, which makes up nearly 9% of the Index, returned 13.09%, while the United Kingdom, at approximately 8% of the Index, returned -4.43%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
GLOBAL SUSTAINABILITY INDEX	5.82%	12.32%	9.76%	4.85%
MSCI WORLD ESG INDEXSM	5.72	12.27	9.78	5.06

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI WORLD ESG IndexSM is a free float-adjusted, market capitalization-weighted index comprised of large- and mid-cap developed companies in Asia Pacific, Europe and the Middle East, Canada and the United States. The Index holds a broad, diversified set of global companies, selected based on regional sector rankings of environmental, social and governance performance.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGER

THOMAS O’BRIEN With Northern Trust since 2004

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NSRIX
INCEPTION DATE	03/05/08
NET ASSETS	$220 MILLION
NET ASSET VALUE	$12.29
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.40%
NET EXPENSE RATIO	0.31%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INTERNATIONAL EQUITY INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2015, the International Equity Index Fund returned -1.30%, compared to -0.92% for the Fund’s benchmark, the MSCI EAFE® Index. The MSCI EAFE Index underperformed the U.S. market as measured by the S&P 500® Index, which returned 12.73% for the same period.

International developed market equities were flat to slightly down for the period. The reporting period started off well, as the market shrugged off mounting geopolitical risks, including continued instability in Ukraine and the rise of ISIS, and appeared to focus on positive signals from the corporate sector and the global economy. However, concerns regarding the Eurozone economy negatively impacted developed markets toward the middle of the period. As the period progressed, unfavorable Japanese economic data – in spite of the expansion of government stimulus – weighed on markets. In early 2015, the European Central Bank announced a long-awaited quantitative easing program to combat Europe’s increasingly difficult economic situation. This, combined with improved U.S. economic data and the potential for a rate hike by the U.S. Federal Reserve in late 2015, contributed to the strengthening of the U.S. dollar, reducing international equity returns in dollar terms.

The top country returns within the Index came from Hong Kong and Israel, returning 15.25% and 12.89%, respectively. The weakest country performances were seen in Portugal and Austria, which returned -39.63% and -25.51%, respectively. The top-performing sector was health care, with a return of 9.86%, followed by information technology, which returned 6.78%. Energy had the worst sector performance, returning -23.93%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY INDEX	-1.30%	5.93%	4.68%	4.47%
MSCI EAFE® INDEX	-0.92	6.16	4.95	4.74

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGER

STEVEN J. SANTICCIOLI With Northern Trust since 2003

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOINX
INCEPTION DATE	03/22/05
NET ASSETS	$4.2 BILLION
NET ASSET VALUE	$11.78
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.31%
NET EXPENSE RATIO	0.26%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

MID CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Mid Cap Index Fund returned 11.98%, closely tracking the 12.19% of its benchmark, the S&P MidCap 400® Index during the 12-month reporting period ended March 31, 2015. The Index, which consists of U.S. mid-cap equities, underperformed the 12.73% return of large-cap equities, as measured by the S&P 500® Index.

The overall environment for equities was favorable during the past 12 months, enabling mid-cap stocks to finish with a gain and bringing the five-year average annual return of the S&P MidCap 400 Index to 15.72%. U.S. equities began the annual period on a positive note, delivering gains with low volatility during the second quarter of 2014. Positive economic growth results, increased corporate activity and accommodative monetary policy from global central banks were the key drivers of performance during this time. Stocks continued to produce gains during the second half of 2014, boosted by improving economic data and strong corporate earnings. In addition, a further decline in overseas growth led investors to seek the relative safety of U.S. assets. The stock market experienced a brief downturn during September as concerns regarding slowing global growth reached a crescendo, but it subsequently rebounded on the strength of robust corporate earnings results. While stocks continued to rise during the first quarter, the pace of gains slowed due to concerns about the potential impact of the strong U.S. dollar on corporate profits. In addition, economic data began to show signs of weaker than expected U.S. growth. Still, investors were encouraged by the accommodative policies of global central banks and evidence that the U.S. Federal Reserve is on track to raise interest rates at only a gradual pace.

Health care and consumer staples were the top-performing sectors in the S&P 400, returning 36.40% and 30.83%, respectively. The outperformance of health care stocks reflects investors’ gravitation to companies seen as having the most reliable organic growth. Energy was the bottom-performing sector, returning -26.76% due to the sharp decline in the prices of oil and natural gas. All other sectors had positive returns for the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
MID CAP INDEX	11.98%	15.45%	10.02%	9.94%
S&P MIDCAP 400® INDEX	12.19	15.72	10.32	10.29

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P MidCap 400® Index is an unmanaged index consisting of 400 mid-cap stocks. The S&P MidCap 400® Index covers over 7% of the U.S. equities market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOMIX
INCEPTION DATE	03/22/05
NET ASSETS	$1.7 BILLION
NET ASSET VALUE	$18.43
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.18%
NET EXPENSE RATIO	0.15%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

SMALL CAP INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Small Cap Index Fund returned 8.02% during the 12-month reporting period ended March 31, 2015, closely tracking the 8.21% return of its benchmark, the Russell 2000® Index. U.S. equities, in general, performed well during the annual period due to positive economic growth results, increased corporate activity and the accommodative monetary policies of global central banks. The stock market experienced a brief downturn during September due to concerns regarding slowing growth overseas, but it subsequently rebounded on the strength of robust corporate earnings results. Stocks continued to rise during the first quarter, but the pace of gains slowed due to concerns about the potential impact of the strong U.S. dollar on corporate profits. In addition, economic data began to come in below expectations. Still, investors were encouraged by the accommodative policies of global central banks and signs that the U.S. Federal Reserve is on track to raise interest rates at only a gradual pace.

Small-cap stocks underperformed large caps, as gauged by the 12.73% return of the Russell 1000® Index for the reporting period. The bulk of the shortfall occurred during the first half of the period, when concerns regarding slowing global growth prompted investors to seek the greater perceived safety of larger companies. Smaller companies were also seen as being fully valued following their robust performance of the previous five years. The relative performance of small caps improved during the second half of the period, however, as signs of slowing growth overseas fueled interest in stocks with higher sensitivity to the domestic economy. Smaller companies, which generate a larger percentage of their revenues in the United States than their large-cap peers, benefited from this trend. In addition, the strong rally in the U.S. dollar had much less of an impact on small caps’ earnings prospects than it did for larger, multinational companies.

The health care and utilities sectors, which returned 28.86% and 15.49%, respectively, were the top-performing segments in the Russell 2000 Index. Energy and materials, which returned -39.52% and -4.08%, were the weakest performing sectors due to falling prices for oil and other commodities.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SMALL CAP INDEX	8.02%	14.32%	8.54%	7.99%
RUSSELL 2000® INDEX	8.21	14.57	8.82	8.56

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies in the Russell 3000® Index based on market capitalization.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NSIDX
INCEPTION DATE	09/03/99
NET ASSETS	$1.1 BILLION
NET ASSET VALUE	$12.67
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	0.19%
NET EXPENSE RATIO	0.15%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STOCK INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Stock Index Fund returned 12.59% during the 12-month period ended March 31, 2015, compared with a gain of 12.73% for the Fund’s benchmark, the S&P 500® Index. Large-cap equities outperformed mid caps for the reporting period, as measured by the 12.19% gain of the S&P MidCap 400® Index, as well small caps, based on the 8.72% return of the S&P SmallCap 600® Index.

U.S. equities performed well during the annual period due to positive economic growth results, increased corporate activity and the accommodative monetary policies of global central banks. The stock market experienced a brief downturn during September due to concerns regarding slowing global growth, but it subsequently rebounded on the strength of robust corporate earnings results. Stocks continued to rise during the first quarter of 2015, but the pace of gains slowed due to concerns about the potential impact of the strong U.S. dollar on corporate profits. In addition, economic data began to come in below expectations. Still, investors were encouraged by the accommodative policies of global central banks and signs that the U.S. Federal Reserve is on track to raise interest rates at only a gradual pace. In this environment, large-cap U.S. equities delivered their strongest relative performance in the first half of the period. During this time, concerns about slower than expected global growth prompted investors to seek the greater perceived safety of larger companies. Large caps’ relative performance weakened during the second half of the period, however, as the strength of the U.S. dollar weighed on the earnings outlook for larger, multinational companies.

The health care and consumer discretionary sectors, which returned 26.19% and 18.26%, were the top-performing segments of the Index. Both groups were helped by investors’ general preference for faster growing companies at a time of constrained economic growth worldwide. In addition, the consumer discretionary sector was seen as being a prime beneficiary of lower energy prices. Energy, with a return of -11.11%, was the bottom-performing sector during the period, as the falling price of oil led analysts to reduce their earnings estimates for companies in the sector. All other sectors returned at least 4%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
STOCK INDEX	12.59%	14.29%	7.80%	7.60%
S&P 500® INDEX	12.73	14.47	8.01	8.11

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 139.

PORTFOLIO MANAGER

BRENT REEDER With Northern Trust since 1993

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOSIX
INCEPTION DATE	10/07/96
NET ASSETS	$7.0 BILLION
NET ASSET VALUE	$25.41
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	0.12%
NET EXPENSE RATIO	0.10%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	EMERGING MARKETS EQUITY INDEX FUND	GLOBAL REAL ESTATE INDEX FUND
ASSETS:
Investments, at value	$1,676,299	$1,745,084
Investments in affiliates, at value	16,546	18,172
Cash held at broker (restricted $1,094, $1,032, $221 and $0, respectively)	4,465	4,152
Foreign currencies held at broker, at value (restricted $682, $978, $172, $2,907, respectively)	2,559 (1)	4,066 (1)
Foreign currencies, at value (cost $14,169, $7,558, $1,358, $19,742, respectively)	14,064	7,364
Dividend income receivable	3,712	4,794
Interest income receivable	–	18
Receivable for foreign tax reclaimable	214	670
Receivable for securities sold	399	307
Receivable for variation margin on futures contracts	51	61
Receivable for fund shares sold	7,948	5,554
Receivable from investment adviser	11	15
Unrealized gain on foreign currency exchange contracts	33	188
Prepaid and other assets	2	2
Total Assets	1,726,303	1,790,447
LIABILITIES:
Unrealized loss on foreign currency exchange contracts	–	16
Payable for securities purchased	6,938	1,341
Payable for variation margin on futures contracts	101	174
Payable for fund shares redeemed	673	556
Payable to affiliates:
Management fees (Note 5)	68	137
Custody and accounting fees	33	34
Shareholder servicing fees	25	40
Transfer agent fees	5	5
Trustee fees	6	3
Accrued other liabilities	118	52
Total Liabilities	7,967	2,358
Net Assets	$1,718,336	$1,788,089
ANALYSIS OF NET ASSETS:
Capital stock	$1,756,827	$2,110,586
Accumulated undistributed net investment income (loss)	(11,968)	(21,325)
Accumulated undistributed net realized gain (loss)	(306,577)	(675,666)
Net unrealized appreciation	280,054	374,494
Net Assets	$1,718,336	$1,788,089
Shares Outstanding ($.0001 par value, unlimited authorization)	158,172	171,700
Net Asset Value, Redemption and Offering Price Per Share	$10.86	$10.41
Investments, at cost	$1,397,179	$1,371,380
Investments in affiliates, at cost	16,546	18,172

(1)	Costs associated with foreign currencies held at broker are $2,611, $4,136, $414 and $8,692, respectively.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2015

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$211,511		$4,189,996		$1,602,407	$1,019,188	$6,696,479
6,004		9,785		66,300	38,316	266,359
340		16		–	–	–
406	(1)	8,424	(1)	–	–	–
1,350		19,851		–	–	–
500		16,602		1,384	1,141	8,273
–		–		–	–	–
174		7,340		–	–	–
–		2		34	1,274	–
2		33		15	6	–
82		6,362		1,622	1,491	3,511
5		32		45	36	5
7		276		–	–	–
1		6		2	1	5
220,382		4,258,725		1,671,809	1,061,453	6,974,632

–		6		–	–	–
41		11,989		–	5,452	–
69		589		237	97	2,017
14		1,435		7,120	252	2,592

8		148		41	26	119
7		78		11	14	27
8		33		36	27	33
1		12		5	3	20
2		13		3	7	16
31		407		49	32	122
181		14,710		7,502	5,910	4,946
$220,201		$4,244,015		$1,664,307	$1,055,543	$6,969,686

$167,788		$4,108,254		$1,183,264	$726,214	$4,387,202
748		16,183		4,744	2,529	3,675
(567)		(540,901)		43,921	6,643	(71,195)
52,232		660,479		432,378	320,157	2,650,004
$220,201		$4,244,015		$1,664,307	$1,055,543	$6,969,686
17,923		360,195		90,290	83,299	274,272
$12.29		$11.78		$18.43	$12.67	$25.41
$159,345		$3,529,409		$1,171,565	$700,156	$4,048,004
5,966		9,785		66,300	38,316	265,139

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	EMERGING MARKETS EQUITY INDEX FUND	GLOBAL REAL ESTATE INDEX FUND
INVESTMENT INCOME:
Dividend income	$49,298 (1)	$55,028 (2)
Dividend income from investments in affiliates	1	3
Interest income	70	127
Total Investment Income	49,369	55,158
EXPENSES:
Management fees (Note 5)	2,969	4,915
Investment advisory fees (Note 5)	1,704	1,243
Administration fees (Note 5)	730	533
Custody fees	1,746	1,461
Accounting fees	54	40
Transfer agent fees	699	540
Registration fees	38	36
Printing fees	36	24
Professional fees	55	44
Shareholder servicing fees	140	181
Trustee fees	55	37
Interest expense	1	1
Other	92	28
Total Expenses	8,319	9,083
Less expenses reimbursed by investment adviser	(2,587)	(1,145)
Net Expenses	5,732	7,938
Net Investment Income	43,637	47,220
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	(52,911)	(788)
Futures contracts	2,784	6,284
Foreign currency transactions	(1,847)	(1,892)
Net change in unrealized appreciation (depreciation) on:
Investments	4,196	148,085
Investments in affiliates	–	–
Futures contracts	(160)	779
Foreign currency translations	(409)	(272)
Net Gains (Losses)	(48,347)	152,196
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,710)	$199,416

(1)	Net of $5,844 in non-reclaimable foreign withholding taxes.
(2)	Net of $2,389 in non-reclaimable foreign withholding taxes.
(3)	Net of $248 in non-reclaimable foreign withholding taxes.
(4)	Net of $11,922 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2015

GLOBAL SUSTAINABILITY INDEX FUND	INTERNATIONAL EQUITY INDEX FUND	MID CAP INDEX FUND	SMALL CAP INDEX FUND	STOCK INDEX FUND

$4,613 (3)	$142,511 (4)	$20,116	$12,511	$123,922
3	2	4	3	116
–	–	1	1	4
4,616	142,513	20,121	12,515	124,042

276	5,981	1,422	954	3,856
160	2,925	648	470	1,418
68	1,755	486	352	2,127
215	4,079	186	174	666
9	122	37	28	147
69	1,668	488	345	2,141
25	59	38	30	81
17	75	24	16	76
33	88	82	35	89
40	165	148	120	178
19	125	36	18	123
–	1	–	–	–
11	340	20	13	58
942	17,383	3,615	2,555	10,960
(334)	(5,789)	(1,476)	(1,096)	(4,681)
608	11,594	2,139	1,459	6,279
4,008	130,919	17,982	11,056	117,763

1,600	(133,968)	94,554	49,365	36,568
1,056	9,090	3,964	2,250	22,439
(372)	(9,683)	–	–	–

4,904	(109,200)	52,481	15,383	557,351
12	–	–	–	322
(31)	(1,175)	1,251	1,333	(820)
(38)	(992)	–	–	–
7,131	(245,928)	152,250	68,331	615,860
$11,139	$(115,009)	$170,232	$79,387	$733,623

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	EMERGING MARKETS EQUITY INDEX FUND		GLOBAL REAL ESTATE INDEX FUND
Amounts in thousands	2015	2014	2015	2014
OPERATIONS:
Net investment income	$43,637	$47,355	$47,220	$32,353
Net realized gains (losses)	(51,974)	(97,540)	3,604	2,567
Net change in unrealized appreciation (depreciation)	3,627	4,014	148,592	(33,106)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,710)	(46,171)	199,416	1,814
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(165,936)	(118,621)	241,308	82,641
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(165,936)	(118,621)	241,308	82,641
DISTRIBUTIONS PAID:
From net investment income	(47,548)	(42,947)	(40,921)	(45,432)
From net realized gains	–	–	–	–
Total Distributions Paid	(47,548)	(42,947)	(40,921)	(45,432)
Total Increase (Decrease) in Net Assets	(218,194)	(207,739)	399,803	39,023
NET ASSETS:
Beginning of year	1,936,530	2,144,269	1,388,286	1,349,263
End of year	$1,718,336	$1,936,530	$1,788,089	$1,388,286
Accumulated Undistributed Net Investment Income (Loss)	$(11,968)	$(6,836)	$(21,325)	$(28,812)

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL SUSTAINABILITY INDEX FUND		INTERNATIONAL EQUITY INDEX FUND		MID CAP INDEX FUND		SMALL CAP INDEX FUND		STOCK INDEX FUND
2015	2014	2015	2014	2015	2014	2015	2014	2015	2014

$4,008	$4,095	$130,919	$121,595	$17,982	$14,917	$11,056	$9,276	$117,763	$102,938
2,284	1,780	(134,561)	(2,459)	98,518	50,627	51,615	38,212	59,007	73,784
4,847	19,782	(111,367)	419,036	53,732	157,028	16,716	144,665	556,853	855,634
11,139	25,657	(115,009)	538,172	170,232	222,572	79,387	192,153	733,623	1,032,356

35,944	20,170	(94,937)	1,688,484	258,021	161,685	43,096	72,969	769,787	(108,146)
35,944	20,170	(94,937)	1,688,484	258,021	161,685	43,096	72,969	769,787	(108,146)

(4,557)	(2,889)	(155,000)	(83,000)	(17,050)	(12,500)	(10,630)	(7,555)	(116,456)	(101,707)
–	–	–	–	(63,064)	(35,929)	(41,975)	(35,014)	(53,253)	(17,304)
(4,557)	(2,889)	(155,000)	(83,000)	(80,114)	(48,429)	(52,605)	(42,569)	(169,709)	(119,011)
42,526	42,938	(364,946)	2,143,656	348,139	335,828	69,878	222,553	1,333,701	805,199

177,675	134,737	4,608,961	2,465,305	1,316,168	980,340	985,665	763,112	5,635,985	4,830,786
$220,201	$177,675	$4,244,015	$4,608,961	$1,664,307	$1,316,168	$1,055,543	$985,665	$6,969,686	$5,635,985
$748	$1,661	$16,183	$48,441	$4,744	$3,812	$2,529	$2,057	$3,675	$2,368

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY INDEX FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.16	$11.58	$11.65	$13.06	$11.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26	0.25	0.23	0.22	0.15
Net realized and unrealized gains (losses)	(0.27)	(0.44)	(0.03)	(1.48)	1.80
Total from Investment Operations	(0.01)	(0.19)	0.20	(1.26)	1.95
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.29)	(0.23)	(0.27)	(0.15)	(0.20)
Total Distributions Paid	(0.29)	(0.23)	(0.27)	(0.15)	(0.20)
Net Asset Value, End of Year	$10.86	$11.16	$11.58	$11.65	$13.06
Total Return(2)	0.00%	(1.66)%	1.67%	(9.34)%	17.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,718,336	$1,936,530	$2,144,269	$1,693,422	$1,614,849
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.30%	0.30%	0.30%	0.61%	0.72%
Expenses, before reimbursements and credits	0.44%	0.72%	0.73%	0.73%	0.72%
Net investment income, net of reimbursements and credits(3)	2.30%	2.25%	2.08%	1.90%	1.38%
Net investment income, before reimbursements and credits	2.16%	1.83%	1.65%	1.78%	1.38%
Portfolio Turnover Rate	23.08%	32.31%	26.98%	33.19%	40.61%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, $5,000, $12,000, $3,000 and $8,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012, and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

GLOBAL REAL ESTATE INDEX FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$9.39	$9.70	$8.38	$8.47	$7.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32	0.22	0.24	0.18	0.17
Net realized and unrealized gains (losses)	0.96	(0.23)	1.40	(0.08)	1.10
Total from Investment Operations	1.28	(0.01)	1.64	0.10	1.27
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.26)	(0.30)	(0.32)	(0.19)	(0.17)
Total Distributions Paid	(0.26)	(0.30)	(0.32)	(0.19)	(0.17)
Net Asset Value, End of Year	$10.41	$9.39	$9.70	$8.38	$8.47
Total Return(2)	13.82%	0.03%	20.11%	1.42%	17.52%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,788,089	$1,388,286	$1,349,263	$728,356	$651,181
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.50%	0.50%	0.50%	0.61%	0.65%
Expenses, before reimbursements and credits	0.57%	0.73%	0.73%	0.74%	0.74%
Net investment income, net of reimbursements and credits(3)	2.98%	2.32%	2.52%	2.27%	2.01%
Net investment income, before reimbursements and credits	2.91%	2.09%	2.29%	2.14%	1.92%
Portfolio Turnover Rate	5.98%	9.14%	7.75%	5.02%	4.56%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, $12,000, $33,000, $3,000 and $13,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

GLOBAL SUSTAINABILITY INDEX FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.87	$10.20	$9.26	$9.37	$8.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22	0.29	0.24	0.17	0.14
Net realized and unrealized gains (losses)	0.47	1.59	0.94	(0.12)	0.83
Total from Investment Operations	0.69	1.88	1.18	0.05	0.97
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.27)	(0.21)	(0.24)	(0.16)	(0.13)
Total Distributions Paid	(0.27)	(0.21)	(0.24)	(0.16)	(0.13)
Net Asset Value, End of Year	$12.29	$11.87	$10.20	$9.26	$9.37
Total Return(2)	5.82%	18.38%	13.13%	0.81%	11.49%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$220,201	$177,675	$134,737	$114,324	$99,201
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.31%	0.30%	0.30%	0.56%	0.65%
Expenses, before reimbursements and credits	0.47%	0.83%	0.87%	0.89%	0.91%
Net investment income, net of reimbursements and credits(3)	2.02%	2.70%	2.43%	2.08%	1.72%
Net investment income, before reimbursements and credits	1.86%	2.17%	1.86%	1.75%	1.46%
Portfolio Turnover Rate	5.99%	12.32%	19.17%	12.61%	28.77%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $1,000, $2,000, $1,000 and $4,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY INDEX FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$12.41	$10.78	$9.96	$10.88	$10.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.39	0.33	0.25	0.28	0.23
Net realized and unrealized gains (losses)	(0.57)	1.54	0.83	(0.94)	0.77
Total from Investment Operations	(0.18)	1.87	1.08	(0.66)	1.00
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.45)	(0.24)	(0.26)	(0.26)	(0.21)
Total Distributions Paid	(0.45)	(0.24)	(0.26)	(0.26)	(0.21)
Net Asset Value, End of Year	$11.78	$12.41	$10.78	$9.96	$10.88
Total Return(2)	(1.30)%	17.32%	11.04%	(5.67)%	9.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,244,015	$4,608,961	$2,465,305	$1,669,734	$1,693,014
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.26%	0.25%	0.25%	0.40%	0.45%
Expenses, before reimbursements and credits	0.39%	0.61%	0.62%	0.62%	0.62%
Net investment income, net of reimbursements and credits(3)	2.91%	3.53%	2.97%	2.93%	2.32%
Net investment income, before reimbursements and credits	2.78%	3.17%	2.60%	2.71%	2.15%
Portfolio Turnover Rate	48.57%	40.72%	25.01%	30.63%	8.41%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $30,000, $14,000, $5,000 and $34,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

MID CAP INDEX FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$17.40	$14.96	$13.18	$13.07	$10.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.21	0.20	0.18	0.12	0.10
Net realized and unrealized gains	1.81	2.91	2.07	0.09	2.65
Total from Investment Operations	2.02	3.11	2.25	0.21	2.75
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)	(0.17)	(0.17)	(0.10)	(0.10)
From net realized gains	(0.78)	(0.50)	(0.30)	–	–
Total Distributions Paid	(0.99)	(0.67)	(0.47)	(0.10)	(0.10)
Net Asset Value, End of Year	$18.43	$17.40	$14.96	$13.18	$13.07
Total Return(1)	11.98%	21.11%	17.56%	1.75%	26.46%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,664,307	$1,316,168	$980,340	$671,199	$519,014
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.25%	0.29%
Expenses, before reimbursements and credits	0.26%	0.50%	0.51%	0.52%	0.53%
Net investment income, net of reimbursements and credits(2)	1.27%	1.29%	1.47%	1.07%	1.02%
Net investment income, before reimbursements and credits	1.16%	0.94%	1.11%	0.80%	0.78%
Portfolio Turnover Rate	17.87%	12.72%	9.57%	12.07%	13.01%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $8,000, $20,000, $29,000 and $15,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012, respectively, and approximately $21,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP INDEX FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$12.38	$10.41	$9.16	$9.28	$7.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13	0.12	0.13	0.08	0.06
Net realized and unrealized gains (losses)	0.82	2.43	1.33	(0.14)	1.82
Total from Investment Operations	0.95	2.55	1.46	(0.06)	1.88
LESS DISTRIBUTIONS PAID:
From net investment income	(0.13)	(0.10)	(0.15)	(0.06)	(0.06)
From net realized gains	(0.53)	(0.48)	(0.06)	–	–
Total Distributions Paid	(0.66)	(0.58)	(0.21)	(0.06)	(0.06)
Net Asset Value, End of Year	$12.67	$12.38	$10.41	$9.16	$9.28
Total Return(1)	8.02%	24.77%	16.24%	(0.53)%	25.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,055,543	$985,665	$763,112	$512,782	$442,254
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.15%	0.29%	0.34%
Expenses, before reimbursements and credits	0.26%	0.51%	0.52%	0.53%	0.55%
Net investment income, net of reimbursements and credits(2)	1.14%	1.06%	1.60%	1.02%	0.85%
Net investment income, before reimbursements and credits	1.03%	0.70%	1.23%	0.78%	0.64%
Portfolio Turnover Rate	17.34%	15.62%	13.04%	16.51%	13.55%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000, $15,000, $24,000 and $10,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012, respectively and approximately $26,000, which represent 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

STOCK INDEX FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$23.17	$19.47	$17.46	$16.41	$14.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.46	0.43	0.37	0.28	0.26
Net realized and unrealized gains	2.45	3.76	2.01	1.05	1.94
Total from Investment Operations	2.91	4.19	2.38	1.33	2.20
LESS DISTRIBUTIONS PAID:
From net investment income	(0.46)	(0.42)	(0.37)	(0.28)	(0.26)
From net realized gains	(0.21)	(0.07)	–	–	–
Total Distributions Paid	(0.67)	(0.49)	(0.37)	(0.28)	(0.26)
Net Asset Value, End of Year	$25.41	$23.17	$19.47	$17.46	$16.41
Total Return(1)	12.59%	21.73%	13.83%	8.31%	15.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,969,686	$5,635,985	$4,830,786	$3,287,234	$2,233,947
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.10%	0.10%	0.10%	0.20%	0.24%
Expenses, before reimbursements and credits	0.18%	0.38%	0.38%	0.39%	0.39%
Net investment income, net of reimbursements and credits(2)	1.89%	1.96%	2.17%	1.88%	1.85%
Net investment income, before reimbursements and credits	1.81%	1.68%	1.89%	1.69%	1.70%
Portfolio Turnover Rate	3.03%	8.16%	7.38%	2.73%	4.35%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $35,000, $71,000, $121,000 and $50,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013 and 2012, respectively, and approximately $113,000, which represent 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND	MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1%

Brazil – 4.4%

Ambev S.A.	2,034,060	$11,752

B2W Cia Digital *	52,947	335

Banco Bradesco S.A.	317,494	3,016

Banco do Brasil S.A.	360,744	2,601

Banco Santander Brasil S.A.	199,236	874

BB Seguridade Participacoes S.A.	303,101	3,107

BM&FBovespa S.A. – Bolsa de Valores Mercadorias e Futuros	757,661	2,642

BR Malls Participacoes S.A.	202,115	1,075

BRF S.A.	276,220	5,466

CCR S.A.	377,900	1,955

Centrais Eletricas Brasileiras S.A. *	115,051	208

CETIP S.A. – Mercados Organizados	82,551	824

Cia de Saneamento Basico do Estado de Sao Paulo	138,571	763

Cia Siderurgica Nacional S.A.	279,190	479

Cielo S.A.	298,822	4,278

Cosan S.A. Industria e Comercio	54,747	476

CPFL Energia S.A.	116,220	742

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	141,372	591

Duratex S.A.	145,746	400

EcoRodovias Infraestrutura e Logistica S.A.	92,470	259

EDP – Energias do Brasil S.A.	128,705	420

Embraer S.A.	294,762	2,267

Estacio Participacoes S.A.	135,384	799

Fibria Celulose S.A. *	106,517	1,514

Hypermarcas S.A. *	143,658	887

Itausa – Investimentos Itau S.A. *	9,568	30

JBS S.A.	308,236	1,370

Klabin S.A.	193,441	1,107

Kroton Educacional S.A.	597,652	1,934

Localiza Rent a Car S.A.	67,419	773

Lojas Americanas S.A.	90,000	370

Lojas Renner S.A.	54,539	1,538

M Dias Branco S.A. *	16,500	447

Multiplan Empreendimentos Imobiliarios S.A. *	33,620	592

Natura Cosmeticos S.A.	77,014	655

Odontoprev S.A.	94,250	323

Petroleo Brasileiro S.A. *	1,276,878	3,841

Petroleo Brasileiro S.A. ADR *	15,100	91

Porto Seguro S.A.	55,508	618

Qualicorp S.A. *	78,800	567

Raia Drogasil S.A. *	81,407	728

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Brazil – 4.4% – continued

Souza Cruz S.A.	176,540	$1,399

Sul America S.A.	61,099	269

Tim Participacoes S.A.	350,336	1,167

TOTVS S.A.	44,855	515

Tractebel Energia S.A.	76,938	857

Transmissora Alianca de Energia Eletrica S.A.	25,000	166

Ultrapar Participacoes S.A.	160,424	3,264

Vale S.A.	545,862	3,072

Vale S.A. ADR	15,008	85

Via Varejo S.A. *	58,900	305

WEG S.A.	120,740	1,209
		75,022

Chile – 1.3%

AES Gener S.A.	1,207,307	658

Aguas Andinas S.A., Class A	1,171,624	686

Banco de Chile	9,876,235	1,107

Banco de Credito e Inversiones	12,541	561

Banco Santander Chile	28,455,577	1,548

Banco Santander Chile ADR	1,400	30

Cencosud S.A.	528,429	1,252

Cia Cervecerias Unidas S.A.	53,126	552

Colbun S.A.	3,233,120	955

Corpbanca S.A.	51,256,785	542

Empresa Nacional de Electricidad S.A. ADR	3,800	171

Empresa Nacional de Electricidad S.A.	1,193,610	1,784

Empresas CMPC S.A.	518,256	1,421

Empresas COPEC S.A.	194,342	2,259

Enersis S.A.	8,298,024	2,715

Enersis S.A. ADR	3,072	50

ENTEL Chile S.A.	57,513	594

Latam Airlines Group S.A. *	96,322	790

Latam Airlines Group S.A. BDR *	34,762	261

S.A.C.I. Falabella	396,419	3,032

SONDA S.A.	201,518	475

Vina Concha y Toro S.A.	237,837	490
		21,933

China – 17.2%

AAC Technologies Holdings, Inc.	323,500	1,990

Agricultural Bank of China Ltd., Class H	8,955,367	4,437

Air China Ltd., Class H	856,705	871

Aluminum Corp. of China Ltd., Class H *	1,461,435	728

Anhui Conch Cement Co. Ltd., Class H	549,575	2,082

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

China – 17.2% – continued

ANTA Sports Products Ltd.	426,432	$780

AviChina Industry & Technology Co. Ltd., Class H	894,313	644

Bank of China Ltd., Class H	33,617,652	19,433

Bank of Communications Co. Ltd., Class H	3,618,117	3,106

BBMG Corp., Class H	405,341	374

Beijing Capital International Airport Co. Ltd., Class H	552,000	537

Byd Co. Ltd., Class H	289,199	1,480

CGN Power Co. Ltd., Class H (1)(2)*	2,352,000	1,011

China Cinda Asset Management Co. Ltd., Class H *	2,011,000	994

China CITIC Bank Corp. Ltd., Class H	3,537,286	2,665

China CNR Corp. Ltd., Class H (1)(2)*	760,500	1,093

China Coal Energy Co. Ltd., Class H	1,709,232	944

China Communications Construction Co. Ltd., Class H	1,780,287	2,508

China Communications Services Corp. Ltd., Class H	1,153,035	512

China Construction Bank Corp., Class H	30,365,410	25,234

China COSCO Holdings Co. Ltd., Class H*	1,175,221	617

China Everbright Bank Co. Ltd., Class H	1,031,000	568

China Everbright International Ltd.	1,021,000	1,709

China Galaxy Securities Co. Ltd., Class H	597,000	683

China Huishan Dairy Holdings Co. Ltd.	2,345,380	417

China International Marine Containers Group Co. Ltd., Class H	189,200	412

China Life Insurance Co. Ltd., Class H	3,156,544	13,881

China Longyuan Power Group Corp. Ltd, Class H	1,282,473	1,396

China Medical System Holdings Ltd.	482,000	742

China Mengniu Dairy Co. Ltd.	596,935	3,174

China Merchants Bank Co. Ltd., Class H	1,907,433	4,663

China Minsheng Banking Corp. Ltd., Class H	2,682,212	3,278

China National Building Material Co. Ltd., Class H	1,198,000	1,193

China Oilfield Services Ltd., Class H	722,757	1,201

China Pacific Insurance Group Co. Ltd., Class H	1,100,137	5,240

China Petroleum & Chemical Corp., Class H	10,672,628	8,513

China Railway Construction Corp. Ltd., Class H	810,000	1,211

China Railway Group Ltd., Class H	1,703,827	1,738

China Shenhua Energy Co. Ltd., Class H	1,394,636	3,565

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

China – 17.2% – continued

China Shipping Container Lines Co. Ltd., Class H *	1,719,695	$545

China Telecom Corp. Ltd., Class H	5,912,339	3,799

China Vanke Co. Ltd., Class H *	579,372	1,375

Chongqing Changan Automobile Co. Ltd., Class B	383,400	1,047

Chongqing Rural Commercial Bank Co. Ltd., Class H	984,434	637

CITIC Securities Co. Ltd., Class H	466,500	1,730

CNOOC Ltd.	7,467,433	10,574

Country Garden Holdings Co. Ltd.	2,273,303	918

CSPC Pharmaceutical Group Ltd.	1,344,000	1,136

CSR Corp. Ltd., Class H	922,669	1,219

Datang International Power Generation Co. Ltd., Class H	1,077,875	550

Dongfeng Motor Group Co. Ltd., Class H	1,145,169	1,840

ENN Energy Holdings Ltd.	313,279	1,921

Evergrande Real Estate Group Ltd.	2,674,400	1,350

Fosun International Ltd.	768,660	1,490

Geely Automobile Holdings Ltd.	2,213,423	1,142

GOME Electrical Appliances Holding Ltd.	4,779,970	690

Great Wall Motor Co. Ltd., Class H	446,932	3,142

Guangzhou Automobile Group Co. Ltd., Class H	911,760	871

Guangzhou R&F Properties Co. Ltd., Class H	438,814	449

Haitian International Holdings Ltd.	291,000	667

Haitong Securities Co. Ltd., Class H	565,200	1,377

Hengan International Group Co. Ltd.	306,398	3,683

Huadian Power International Corp. Ltd., Class H	744,000	619

Huaneng Power International, Inc., Class H	1,470,501	1,733

Industrial & Commercial Bank of China Ltd., Class H	31,231,515	23,054

Inner Mongolia Yitai Coal Co. Ltd., Class B	482,316	704

Jiangsu Expressway Co. Ltd., Class H	454,000	610

Jiangxi Copper Co. Ltd., Class H	541,000	1,003

Kingsoft Corp. Ltd.	303,903	889

Lenovo Group Ltd.	2,764,000	4,026

Longfor Properties Co. Ltd.	516,731	729

New China Life Insurance Co. Ltd., Class H	295,352	1,642

People’s Insurance Co. Group of China Ltd., Class H	2,577,535	1,306

PetroChina Co. Ltd., Class H	8,827,438	9,805

PICC Property & Casualty Co. Ltd., Class H	1,438,906	2,848

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

China – 17.2% – continued

Ping An Insurance Group Co. of China Ltd., Class H	1,106,453	$13,309

Semiconductor Manufacturing International Corp. *	11,307,000	1,088

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	864,116	759

Shanghai Electric Group Co. Ltd., Class H	1,380,000	910

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	169,500	565

Shanghai Pharmaceuticals Holding Co. Ltd., Class H	323,600	860

Shenzhou International Group Holdings Ltd.	212,000	955

Shui On Land Ltd.	1,674,858	395

Sihuan Pharmaceutical Holdings Group Ltd.	1,728,126	983

Sino Biopharmaceutical Ltd.	1,216,000	1,229

Sino-Ocean Land Holdings Ltd.	1,325,548	802

Sinopec Engineering Group Co. Ltd., Class H	515,000	447

Sinopec Shanghai Petrochemical Co. Ltd., Class H	1,614,005	601

Sinopharm Group Co. Ltd., Class H	507,114	2,065

Sinotrans Ltd., Class H	748,000	429

SOHO China Ltd.	613,778	418

Sun Art Retail Group Ltd.	999,000	870

Tencent Holdings Ltd.	2,192,870	41,455

Tingyi Cayman Islands Holding Corp.	810,435	1,746

Tsingtao Brewery Co. Ltd.	145,767	978

Uni-President China Holdings Ltd.	607,400	402

Want Want China Holdings Ltd.	2,491,870	2,647

Weichai Power Co. Ltd., Class H	204,953	791

Yanzhou Coal Mining Co. Ltd., Class H	683,138	579

Zhejiang Expressway Co. Ltd., Class H	527,294	697

Zhuzhou CSR Times Electric Co. Ltd., Class H	209,974	1,376

Zijin Mining Group Co. Ltd., Class H	2,494,162	790

ZTE Corp., Class H	284,098	652
		295,542

Colombia – 0.3%

Almacenes Exito S.A.	78,393	754

Bolsa de Valores de Colombia	393,656	462

Cementos Argos S.A.	144,035	472

Corp. Financiera Colombiana S.A.	31,075	426

Ecopetrol S.A.	1,964,919	1,492

Ecopetrol S.A. ADR	5,700	87

Grupo Argos S.A.	130,958	838

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Colombia – 0.3% – continued

Grupo de Inversiones Suramericana S.A.	94,271	$1,217

Interconexion Electrica S.A. ESP	137,048	392
		6,140

Czech Republic – 0.2%

CEZ A.S.	71,587	1,753

Komercni banka A.S.	6,686	1,444

O2 Czech Republic A.S.	42,903	343
		3,540

Egypt – 0.2%

Commercial International Bank Egypt S.A.E.	357,481	2,637

Global Telecom Holding S.A.E. *	946,239	414

Talaat Moustafa Group	494,677	678

Telecom Egypt Co.	182,055	267
		3,996

Greece – 0.3%

Alpha Bank A.E. *	1,561,387	461

Eurobank Ergasias S.A. *	3,098,789	349

FF Group *	14,512	432

Hellenic Telecommunications Organization S.A. *	98,972	877

JUMBO S.A.	49,476	514

National Bank of Greece S.A. *	656,519	775

OPAP S.A.	97,735	917

Piraeus Bank S.A. *	978,729	377

Public Power Corp. S.A. *	56,712	347

Titan Cement Co. S.A.	21,001	482
		5,531

Hong Kong – 5.0%

Alibaba Health Information Technology Ltd. *	928,000	812

Alibaba Pictures Group Ltd. *	2,510,000	926

Beijing Enterprises Holdings Ltd.	211,771	1,668

Beijing Enterprises Water Group Ltd. *	1,725,886	1,174

Belle International Holdings Ltd.	1,932,000	2,253

Brilliance China Automotive Holdings Ltd.	1,307,944	2,512

China Agri-Industries Holdings Ltd.	610,492	236

China Everbright Ltd.	315,110	822

China Gas Holdings Ltd.	827,495	1,354

China Merchants Holdings International Co. Ltd.	458,511	1,797

China Mobile Ltd.	2,607,212	33,985

China Overseas Land & Investment Ltd.	1,718,475	5,559

China Resources Cement Holdings Ltd.	938,343	530

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Hong Kong – 5.0% – continued

China Resources Enterprise Ltd.	493,628	$966

China Resources Gas Group Ltd.	355,958	1,104

China Resources Land Ltd.	1,015,035	2,861

China Resources Power Holdings Co. Ltd.	832,900	2,090

China South City Holdings Ltd.	1,104,000	362

China State Construction International Holdings Ltd.	716,534	996

China Taiping Insurance Holdings Co. Ltd. *	429,704	1,468

China Unicom Hong Kong Ltd.	2,474,494	3,768

CITIC Ltd.	973,803	1,670

COSCO Pacific Ltd.	730,827	959

Far East Horizon Ltd.	499,000	455

Franshion Properties China Ltd.	1,759,791	532

GCL-Poly Energy Holdings Ltd. *	4,031,675	1,065

Guangdong Investment Ltd.	1,116,514	1,462

Haier Electronics Group Co. Ltd.	474,000	1,237

Hanergy Thin Film Power Group Ltd. *	5,318,000	4,786

Kingboard Chemical Holdings Ltd.	329,008	520

Kunlun Energy Co. Ltd.	1,367,230	1,325

Lee & Man Paper Manufacturing Ltd.	753,248	364

New World China Land Ltd.	1,163,804	744

Nine Dragons Paper Holdings Ltd.	767,923	479

Shanghai Industrial Holdings Ltd.	222,043	683

Shimao Property Holdings Ltd.	582,903	1,227

Yuexiu Property Co. Ltd.	2,713,652	532
		85,283

Hungary – 0.2%

MOL Hungarian Oil & Gas PLC	19,709	854

OTP Bank PLC	91,922	1,744

Richter Gedeon Nyrt.	66,895	920
		3,518

India – 7.2%

ACC Ltd.	12,293	307

Adani Enterprises Ltd.	58,749	577

Adani Ports & Special Economic Zone Ltd.	222,528	1,095

Aditya Birla Nuvo Ltd.	17,736	471

Ambuja Cements Ltd.	288,121	1,175

Apollo Hospitals Enterprise Ltd.	36,099	789

Asian Paints Ltd.	122,805	1,592

Aurobindo Pharma Ltd.	50,855	992

Bajaj Auto Ltd.	32,167	1,039

Bharat Heavy Electricals Ltd.	241,834	909

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

India – 7.2% – continued

Bharat Petroleum Corp. Ltd.	81,575	$1,057

Bharti Airtel Ltd.	254,653	1,599

Bosch Ltd.	3,238	1,315

Cairn India Ltd.	184,626	632

Cipla Ltd.	149,491	1,701

Coal India Ltd.	312,937	1,812

Dabur India Ltd.	227,089	963

Divi’s Laboratories Ltd.	14,596	415

DLF Ltd.	198,766	502

Dr. Reddy’s Laboratories Ltd.	33,111	1,861

Dr. Reddy’s Laboratories Ltd. ADR	15,005	857

GAIL India Ltd.	137,119	850

GlaxoSmithKline Consumer Healthcare Ltd.	3,573	360

Godrej Consumer Products Ltd.	54,816	911

HCL Technologies Ltd.	203,542	3,188

Hero MotoCorp Ltd.	20,207	852

Hindalco Industries Ltd.	501,423	1,033

Hindustan Unilever Ltd.	325,720	4,547

Housing Development Finance Corp. Ltd.	631,752	13,278

ICICI Bank Ltd.	208,113	1,048

ICICI Bank Ltd. ADR	130,355	1,351

Idea Cellular Ltd.	421,285	1,237

Infosys Ltd.	322,445	11,412

Infosys Ltd. ADR	67,074	2,353

ITC Ltd.	948,864	4,936

Jindal Steel & Power Ltd.	186,208	466

JSW Steel Ltd.	28,595	414

Larsen & Toubro Ltd.	124,083	3,408

Larsen & Toubro Ltd. GDR (Registered)	7,050	196

LIC Housing Finance Ltd.	128,344	897

Mahindra & Mahindra Financial Services Ltd.	121,618	493

Mahindra & Mahindra Ltd.	142,334	2,699

Motherson Sumi Systems Ltd.	95,821	788

Nestle India Ltd.	10,542	1,170

NTPC Ltd.	689,526	1,617

Oil & Natural Gas Corp. Ltd.	318,672	1,559

Oil India Ltd.	55,813	406

Piramal Enterprises Ltd.	21,914	305

Power Finance Corp. Ltd.	107,390	468

Ranbaxy Laboratories Ltd. *	50,608	657

Reliance Communications Ltd. *	402,834	381

Reliance Industries Ltd.	428,134	5,647

Reliance Industries Ltd. GDR (1)(2)	57,226	1,513

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

India – 7.2% – continued

Reliance Infrastructure Ltd.	55,302	$384

Rural Electrification Corp. Ltd.	140,938	750

Sesa Sterlite Ltd.	504,249	1,536

Shriram Transport Finance Co. Ltd.	66,107	1,176

Siemens Ltd.	25,731	574

State Bank of India	647,895	2,763

Sun Pharmaceutical Industries Ltd.	313,639	5,121

Tata Consultancy Services Ltd.	196,273	8,004

Tata Motors Ltd.	298,280	2,603

Tata Motors Ltd. ADR	6,700	302

Tata Power Co. Ltd.	523,318	645

Tata Steel Ltd.	128,941	652

Tech Mahindra Ltd.	96,028	966

Ultratech Cement Ltd.	12,399	570

United Breweries Ltd.	30,869	493

United Spirits Ltd. *	17,166	1,006

Wipro Ltd.	224,653	2,269

Wipro Ltd. ADR	25,040	334

Zee Entertainment Enterprises Ltd.	241,989	1,320
		123,568

Indonesia – 2.7%

Adaro Energy Tbk PT	7,010,520	509

Astra Agro Lestari Tbk PT	217,222	403

Astra International Tbk PT	8,709,860	5,705

Bank Central Asia Tbk PT	5,348,692	6,053

Bank Danamon Indonesia Tbk PT	1,631,443	639

Bank Mandiri Persero Tbk PT	3,914,155	3,730

Bank Negara Indonesia Persero Tbk PT	2,929,709	1,617

Bank Rakyat Indonesia Persero Tbk PT	4,635,258	4,701

Bumi Serpong Damai PT	3,245,200	528

Charoen Pokphand Indonesia Tbk PT	2,961,935	801

Global Mediacom Tbk PT	3,327,200	445

Gudang Garam Tbk PT	200,215	782

Indo Tambangraya Megah Tbk PT	186,678	241

Indocement Tunggal Prakarsa Tbk PT	623,803	1,045

Indofood CBP Sukses Makmur Tbk PT	551,700	618

Indofood Sukses Makmur Tbk PT	1,763,771	1,003

Jasa Marga Persero Tbk PT	781,500	430

Kalbe Farma Tbk PT	8,713,780	1,242

Lippo Karawaci Tbk PT	7,499,000	773

Matahari Department Store Tbk PT	905,873	1,361

Media Nusantara Citra Tbk PT	2,335,500	511

Perusahaan Gas Negara Persero Tbk PT	4,507,712	1,651

Semen Indonesia Persero Tbk PT	1,164,155	1,213

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Indonesia – 2.7% – continued

Surya Citra Media Tbk PT	2,738,200	$710

Tambang Batubara Bukit Asam Persero Tbk PT	247,900	203

Telekomunikasi Indonesia Persero Tbk PT	21,271,962	4,696

Tower Bersama Infrastructure Tbk PT	765,900	555

Unilever Indonesia Tbk PT	673,328	2,040

United Tractors Tbk PT	676,671	1,127

XL Axiata Tbk PT	1,402,860	466
		45,798

Malaysia – 3.4%

AirAsia Bhd.	450,400	289

Alliance Financial Group Bhd.	390,800	505

AMMB Holdings Bhd.	814,837	1,397

Astro Malaysia Holdings Bhd.	552,600	477

Axiata Group Bhd.	1,072,725	2,046

Berjaya Sports Toto Bhd.	371,806	337

British American Tobacco Malaysia Bhd.	55,600	1,031

Bumi Armada Bhd.	733,800	204

CIMB Group Holdings Bhd.	2,070,471	3,472

Dialog Group Bhd.	1,517,644	645

DiGi.Com Bhd.	1,398,500	2,373

Felda Global Ventures Holdings Bhd.	660,400	386

Gamuda Bhd.	752,400	1,037

Genting Bhd.	878,000	2,132

Genting Malaysia Bhd.	1,275,700	1,455

Genting Plantations Bhd.	129,900	356

Hong Leong Bank Bhd.	242,240	933

Hong Leong Financial Group Bhd.	79,200	363

IHH Healthcare Bhd.	1,033,300	1,675

IJM Corp. Bhd.	646,820	1,258

IOI Corp. Bhd.	1,145,140	1,417

IOI Properties Group Bhd.	563,048	331

Kuala Lumpur Kepong Bhd.	211,250	1,300

Lafarge Malaysia Bhd.	178,600	474

Malayan Banking Bhd.	2,061,550	5,189

Malaysia Airports Holdings Bhd.	281,888	532

Maxis Bhd.	767,851	1,488

MISC Bhd.	442,660	1,013

Petronas Chemicals Group Bhd.	1,162,800	1,768

Petronas Dagangan Bhd.	109,500	591

Petronas Gas Bhd.	295,300	1,837

PPB Group Bhd.	198,000	821

Public Bank Bhd.	1,197,761	6,104

RHB Capital Bhd.	233,103	498

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Malaysia – 3.4% – continued

SapuraKencana Petroleum Bhd.	1,621,300	$1,032

Sime Darby Bhd.	1,239,710	3,102

Telekom Malaysia Bhd.	416,086	813

Tenaga Nasional Bhd.	1,442,750	5,586

UEM Sunrise Bhd.	843,917	314

UMW Holdings Bhd.	271,500	794

YTL Corp. Bhd.	1,637,580	738

YTL Power International Bhd.	629,813	255
		58,368

Mexico – 4.5%

Alfa S.A.B. de C.V., Series A *	1,149,080	2,324

America Movil S.A.B. de C.V., Series L	14,101,582	14,431

Arca Continental S.A.B. de C.V. *	161,284	992

Cemex Latam Holdings S.A. *	81,222	422

Cemex S.A.B. de C.V., Series CPO *	5,081,579	4,817

Coca-Cola Femsa S.A.B. de C.V., Series L	181,522	1,446

Controladora Comercial Mexicana S.A.B.de C.V., Series UBC	202,600	653

El Puerto de Liverpool S.A.B. de C.V., Series C1 *	79,700	935

Fibra Uno Administracion S.A. de C.V.	942,000	2,495

Fomento Economico Mexicano S.A.B. de C.V., Series UBD *	811,977	7,590

Genomma Lab Internacional S.A.B. de C.V., Series B *	283,900	265

Gentera S.A.B. de C.V. *	461,372	827

Gruma S.A.B. de C.V., Series B	78,280	996

Grupo Aeroportuario del Pacifico S.A.B.de C.V., Series B	119,652	786

Grupo Aeroportuario del Sureste S.A.B. de C.V., Series B *	91,000	1,224

Grupo Bimbo S.A.B. de C.V., Series A *	658,128	1,860

Grupo Carso S.A.B. de C.V., Series A1	239,906	1,001

Grupo Comercial Chedraui S.A. de C.V. *	114,700	347

Grupo Financiero Banorte S.A.B. de C.V., Series O	1,054,318	6,113

Grupo Financiero Inbursa S.A.B. de C.V., Series O	1,033,643	2,605

Grupo Financiero Santander Mexico S.A.B. de C.V., Series B	748,700	1,635

Grupo Lala S.A.B. de C.V.	268,280	543

Grupo Mexico S.A.B. de C.V., Series B	1,585,036	4,674

Grupo Televisa S.A.B., Series CPO *	1,078,114	7,117

Industrias Penoles S.A.B. de C.V.	57,622	1,001

Kimberly-Clark de Mexico S.A.B. de C.V., Series A	616,627	1,288

Mexichem S.A.B. de C.V.	387,034	1,009

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Mexico – 4.5% – continued

Minera Frisco S.A.B. de C.V., Series A1 *	313,206	$337

OHL Mexico S.A.B. de C.V. *	348,700	659

Promotora y Operadora de Infraestructura S.A.B. de C.V. *	113,400	1,210

Wal-Mart de Mexico S.A.B. de C.V.	2,202,937	5,489
		77,091

Peru – 0.4%

Cia de Minas Buenaventura S.A.A. ADR	76,606	776

Credicorp Ltd.	28,052	3,945

Southern Copper Corp.	69,827	2,037
		6,758

Philippines – 1.4%

Aboitiz Equity Ventures, Inc.	797,589	1,035

Aboitiz Power Corp.	694,944	689

Alliance Global Group, Inc.	997,824	591

Ayala Corp.	91,217	1,620

Ayala Land, Inc.	3,031,780	2,608

Bank of the Philippine Islands	381,223	855

BDO Unibank, Inc.	719,126	1,989

DMCI Holdings, Inc.	1,990,300	690

Energy Development Corp.	3,602,850	684

Globe Telecom, Inc.	11,400	512

International Container Terminal Services, Inc.	258,680	622

JG Summit Holdings, Inc.	1,069,071	1,735

Jollibee Foods Corp.	168,383	828

Megaworld Corp.	5,366,000	651

Metro Pacific Investments Corp.	5,488,000	593

Metropolitan Bank & Trust Co.	177,568	387

Philippine Long Distance Telephone Co.	40,110	2,550

SM Investments Corp.	72,895	1,466

SM Prime Holdings, Inc.	3,428,413	1,531

Universal Robina Corp.	387,230	1,956
		23,592

Poland – 1.4%

Alior Bank S.A. *	21,413	471

Bank Handlowy w Warszawie S.A.	15,809	452

Bank Millennium S.A.	207,307	363

Bank Pekao S.A.	57,883	2,807

Bank Zachodni WBK S.A.	14,226	1,295

CCC S.A.	10,291	497

Cyfrowy Polsat S.A.	82,277	541

Enea S.A.	108,314	472

Energa S.A.	76,793	504

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Poland – 1.4% – continued

Eurocash S.A.	38,785	$335

Getin Noble Bank S.A. *	580,584	259

Grupa Azoty S.A.	22,371	478

Grupa Lotos S.A. *	34,811	249

KGHM Polska Miedz S.A.	61,146	1,934

LPP S.A.	379	707

mBank	6,440	748

Orange Polska S.A.	254,997	640

PGE Polska Grupa Energetyczna S.A.	342,095	1,881

Polski Koncern Naftowy Orlen S.A.	142,047	2,220

Polskie Gornictwo Naftowe i Gazownictwo S.A.	700,220	1,016

Powszechna Kasa Oszczednosci Bank Polski S.A.	363,970	3,261

Powszechny Zaklad Ubezpieczen S.A.	23,448	3,026

Synthos S.A.	287,733	334

Tauron Polska Energia S.A.	398,610	464
		24,954

Qatar – 0.8%

Barwa Real Estate Co.	44,753	554

Commercial Bank of Qatar (The) QSC	33,448	505

Doha Bank QSC	27,499	379

Gulf International Services QSC	21,853	576

Industries Qatar QSC	65,143	2,483

Masraf Al Rayan QSC	159,980	2,089

Ooredoo QSC	31,730	865

Qatar Electricity & Water Co. QSC	13,150	704

Qatar Islamic Bank SAQ	22,604	615

Qatar National Bank SAQ	73,704	3,903

Vodafone Qatar QSC	161,204	786
		13,459

Russia – 3.3%

Alrosa AO	851,651	1,053

Cia Sud Americana de Vapores S.A.	95,885	415

Gazprom OAO	605,854	1,445

Gazprom OAO ADR	2,165,132	10,208

Lukoil OAO	35,836	1,664

Lukoil OAO ADR	11,873	545

Lukoil OAO ADR (London Exchange)	165,485	7,641

Magnit PJSC	3,011	587

Magnit PJSC GDR (Registered)	96,545	4,924

MegaFon OAO GDR (Registered)	44,587	713

MMC Norilsk Nickel OJSC (Moscow Exchange)	8,956	1,600

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Russia – 3.3% – continued

MMC Norilsk Nickel OJSC ADR	80,388	$1,427

MMC Norilsk Nickel OJSC ADR (London Exchange)	69,992	1,237

Mobile TeleSystems OJSC ADR	220,550	2,228

Moscow Exchange MICEX-RTS OAO	564,826	669

NOVATEK OAO GDR (Registered)	39,254	2,921

Rosneft OAO GDR (Registered)	395,121	1,689

Rostelecom OJSC	271,937	369

RusHydro JSC	29,671,245	268

RusHydro JSC ADR	266,069	255

Sberbank of Russia	56,000	61

Sberbank of Russia (Moscow Exchange)	4,382,858	4,723

Severstal PAO	280	3

Severstal PAO GDR (Registered)	82,609	927

Sistema JSFC GDR (Registered)	81,873	606

Surgutneftegas OAO	695,767	419

Surgutneftegas OAO ADR	120,622	737

Surgutneftegas OAO ADR (London Exchange)	141,244	868

Tatneft OAO	234,658	1,156

Tatneft OAO ADR	1,663	49

Tatneft OAO ADR (London Exchange)	54,760	1,620

Uralkali PJSC	367,667	988

Uralkali PJSC GDR (Registered)	31,490	420

VTB Bank OJSC	1,629,566,738	1,680

VTB Bank OJSC GDR (1)(2)	11,036	23

VTB Bank OJSC GDR (Registered)	299,452	604
		56,742

South Africa – 7.6%

African Bank Investments Ltd. *	213,004	5

African Rainbow Minerals Ltd.	48,924	398

Anglo American Platinum Ltd. *	19,191	471

AngloGold Ashanti Ltd. *	165,010	1,576

Aspen Pharmacare Holdings Ltd. *	144,943	4,589

Assore Ltd.	17,197	188

Barclays Africa Group Ltd.	139,985	2,131

Barloworld Ltd.	88,062	674

Bidvest Group Ltd.	137,031	3,714

Brait S.E. *	159,826	1,100

Coronation Fund Managers Ltd.	85,196	690

Discovery Ltd.	142,869	1,470

Exxaro Resources Ltd.	64,240	532

FirstRand Ltd.	1,462,706	6,724

Foschini Group (The) Ltd.	77,149	1,146

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

South Africa – 7.6% – continued

Gold Fields Ltd.	319,157	$1,340

Growthpoint Properties Ltd.	921,326	2,174

Impala Platinum Holdings Ltd. *	218,861	1,062

Imperial Holdings Ltd.	78,214	1,244

Investec Ltd.	96,344	798

Kumba Iron Ore Ltd.	31,173	400

Liberty Holdings Ltd.	45,402	628

Life Healthcare Group Holdings Ltd.	398,754	1,391

Massmart Holdings Ltd.	52,519	648

Mediclinic International Ltd.	175,218	1,762

MMI Holdings Ltd.	536,730	1,452

Mr. Price Group Ltd.	97,436	2,084

MTN Group Ltd.	705,565	11,891

Nampak Ltd.	255,073	854

Naspers Ltd., Class N	167,607	25,734

Nedbank Group Ltd.	83,006	1,624

Netcare Ltd.	387,569	1,333

Pick n Pay Stores Ltd.	85,449	348

PPC Ltd.	240,247	363

Rand Merchant Insurance Holdings Ltd.	267,710	1,019

Redefine Properties Ltd.	1,333,197	1,363

Remgro Ltd.	199,943	4,378

Resilient Property Income Fund Ltd.	113,868	975

RMB Holdings Ltd.	303,600	1,746

Sanlam Ltd.	783,357	5,048

Sappi Ltd. *	251,030	1,013

Sasol Ltd.	231,578	7,838

Shoprite Holdings Ltd.	198,113	2,676

SPAR Group (The) Ltd.	69,906	1,086

Standard Bank Group Ltd.	520,519	7,189

Steinhoff International Holdings Ltd.	876,492	5,495

Telkom S.A. SOC Ltd. *	109,504	715

Tiger Brands Ltd.	68,718	1,730

Truworths International Ltd.	151,609	1,100

Tsogo Sun Holdings Ltd.	209,716	477

Vodacom Group Ltd.	156,861	1,716

Woolworths Holdings Ltd.	383,774	2,726
		130,828

South Korea – 13.7%

Amorepacific Corp.	1,367	4,128

AMOREPACIFIC Group	1,134	1,531

BS Financial Group, Inc.	86,873	1,188

Celltrion, Inc. *	28,541	1,790

Cheil Industries, Inc. *	6,794	911

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

South Korea – 13.7% – continued

Cheil Worldwide, Inc. *	37,350	$807

CJ CheilJedang Corp.	3,259	1,108

CJ Corp.	6,117	971

CJ Korea Express Co. Ltd. *	3,181	558

Coway Co. Ltd.	22,220	1,828

Daelim Industrial Co. Ltd.	11,847	689

Daewoo Engineering & Construction Co. Ltd. *	45,860	328

Daewoo International Corp.	15,929	381

Daewoo Securities Co. Ltd.	80,958	944

Daewoo Shipbuilding & Marine Engineering Co. Ltd.	46,550	757

Daum Kakao Corp.	11,748	1,221

DGB Financial Group, Inc.	63,008	687

Dongbu Insurance Co. Ltd.	18,837	839

Doosan Corp.	2,990	313

Doosan Heavy Industries & Construction Co. Ltd.	20,060	510

Doosan Infracore Co. Ltd. *	66,360	711

E-Mart Co. Ltd.	8,504	1,782

GS Engineering & Construction Corp. *	22,832	621

GS Holdings	23,359	903

Halla Visteon Climate Control Corp.	13,644	471

Hana Financial Group, Inc.	123,118	3,183

Hankook Tire Co. Ltd.	30,505	1,244

Hanssem Co. Ltd.	4,675	777

Hanwha Chemical Corp.	35,377	463

Hanwha Corp.	15,253	498

Hanwha Life Insurance Co. Ltd.	104,841	697

Hite Jinro Co. Ltd.	15,340	307

Hotel Shilla Co. Ltd.	13,351	1,178

Hyosung Corp.	8,886	693

Hyundai Department Store Co. Ltd.	5,792	777

Hyundai Development Co-Engineering & Construction	21,768	1,117

Hyundai Engineering & Construction Co. Ltd.	27,905	1,266

Hyundai Glovis Co. Ltd.	8,125	1,651

Hyundai Heavy Industries Co. Ltd. *	17,831	1,955

Hyundai Marine & Fire Insurance Co. Ltd.	31,700	709

Hyundai Merchant Marine Co. Ltd. *	42,855	349

Hyundai Mipo Dockyard *	5,400	369

Hyundai Mobis Co. Ltd.	28,774	6,387

Hyundai Motor Co.	65,662	9,966

Hyundai Steel Co.	31,301	2,059

Hyundai Wia Corp.	7,320	932

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

South Korea – 13.7% – continued

Industrial Bank of Korea	106,217	$1,276

Kangwon Land, Inc.	47,928	1,494

KB Financial Group, Inc.	165,885	5,858

KCC Corp.	2,321	1,182

KEPCO Plant Service & Engineering Co. Ltd.	9,345	822

Kia Motors Corp.	110,458	4,487

Korea Aerospace Industries Ltd.	19,320	982

Korea Electric Power Corp.	106,837	4,400

Korea Gas Corp.	13,474	492

Korea Investment Holdings Co. Ltd.	16,410	926

Korea Zinc Co. Ltd.	3,801	1,449

Korean Air Lines Co. Ltd. *	15,901	694

KT Corp. *	20,909	546

KT Corp. ADR	6,526	85

KT&G Corp.	46,495	3,717

Kumho Petrochemical Co. Ltd.	6,504	460

LG Chem Ltd.	19,729	4,013

LG Corp.	39,792	2,194

LG Display Co. Ltd.	96,285	2,730

LG Electronics, Inc.	44,983	2,387

LG Household & Health Care Ltd.	4,064	3,078

LG Innotek Co. Ltd.	5,984	625

LG Uplus Corp.	86,936	860

Lotte Chemical Corp.	5,880	1,077

Lotte Confectionery Co. Ltd.	334	536

Lotte Shopping Co. Ltd.	4,316	922

LS Corp.	8,565	401

LS Industrial Systems Co. Ltd.	4,964	285

Mirae Asset Securities Co. Ltd.	9,991	470

NAVER Corp.	12,029	7,259

NCSoft Corp.	6,315	1,032

NH Investment & Securities Co. Ltd.	55,017	713

OCI Co. Ltd.	5,579	520

Orion Corp.	1,539	1,602

Paradise Co. Ltd.	16,210	354

POSCO	26,844	5,886

POSCO ADR	4,628	253

S-1 Corp.	8,165	616

Samsung C&T Corp.	50,928	2,719

Samsung Card Co. Ltd.	16,282	601

Samsung Electro-Mechanics Co. Ltd.	26,010	1,797

Samsung Electronics Co. Ltd.	46,728	60,574

Samsung Fire & Marine Insurance Co. Ltd.	13,825	3,333

Samsung Heavy Industries Co. Ltd.	65,139	1,057

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

South Korea – 13.7% – continued

Samsung Life Insurance Co. Ltd.	24,402	$2,123

Samsung SDI Co. Ltd.	22,472	2,755

Samsung SDS Co. Ltd.	11,175	2,690

Samsung Securities Co. Ltd.	26,568	1,242

Shinhan Financial Group Co. Ltd.	183,036	6,897

Shinsegae Co. Ltd.	3,406	516

SK C&C Co. Ltd.	8,532	1,784

SK Holdings Co. Ltd.	11,337	1,732

SK Hynix, Inc.	246,043	10,060

SK Innovation Co. Ltd. *	25,617	2,201

SK Networks Co. Ltd.	44,300	325

SK Telecom Co. Ltd.	2,889	711

SK Telecom Co. Ltd. ADR	10,300	280

S-Oil Corp.	17,255	999

Woori Bank	121,757	1,027

Yuhan Corp.	3,806	641
		235,301

Taiwan – 12.3%

Acer, Inc. *	1,060,800	684

Advanced Semiconductor Engineering, Inc.	2,606,364	3,535

Advantech Co. Ltd.	124,234	945

Asia Cement Corp.	892,567	1,122

Asia Pacific Telecom Co. Ltd.	905,000	413

Asustek Computer, Inc.	293,546	2,949

AU Optronics Corp.	3,818,215	1,925

Catcher Technology Co. Ltd.	277,111	2,899

Cathay Financial Holding Co. Ltd.	3,439,075	5,482

Chailease Holding Co. Ltd.	385,720	960

Chang Hwa Commercial Bank Ltd.	1,947,386	1,125

Cheng Shin Rubber Industry Co. Ltd.	704,184	1,616

Chicony Electronics Co. Ltd.	232,349	651

China Airlines Ltd. *	1,147,307	588

China Development Financial Holding Corp.	5,329,868	1,846

China Life Insurance Co. Ltd.	1,125,954	979

China Motor Corp.	328,000	284

China Steel Corp.	5,042,156	4,187

Chunghwa Telecom Co. Ltd.	1,617,493	5,140

Clevo Co.	165,970	258

Compal Electronics, Inc.	1,738,759	1,443

CTBC Financial Holding Co. Ltd.	5,700,025	3,782

CTCI Corp.	190,000	313

Delta Electronics, Inc.	769,521	4,844

E.Sun Financial Holding Co. Ltd.	2,772,952	1,695

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Taiwan – 12.3% – continued

Eclat Textile Co. Ltd.	66,662	$874

Epistar Corp.	431,351	694

Eva Airways Corp. *	821,768	602

Evergreen Marine Corp. Taiwan Ltd. *	795,795	591

Far Eastern Department Stores Ltd.	434,509	367

Far Eastern New Century Corp.	1,339,127	1,380

Far EasTone Telecommunications Co. Ltd.	683,345	1,647

Farglory Land Development Co. Ltd.	201,543	232

First Financial Holding Co. Ltd.	3,214,974	1,908

Formosa Chemicals & Fibre Corp.	1,311,499	3,002

Formosa International Hotels Corp.	23,623	249

Formosa Petrochemical Corp.	456,487	999

Formosa Plastics Corp.	1,778,682	4,308

Formosa Taffeta Co. Ltd.	412,827	434

Foxconn Technology Co. Ltd.	376,398	1,009

Fubon Financial Holding Co. Ltd.	2,879,025	5,160

Giant Manufacturing Co. Ltd.	128,483	1,239

Hermes Microvision, Inc.	18,000	1,036

Highwealth Construction Corp.	267,300	631

Hiwin Technologies Corp.	71,430	527

Hon Hai Precision Industry Co. Ltd.	5,293,254	15,474

Hotai Motor Co. Ltd.	107,900	1,663

HTC Corp. *	277,220	1,234

Hua Nan Financial Holdings Co. Ltd.	2,774,978	1,585

Innolux Corp.	3,512,900	1,751

Inotera Memories, Inc. *	1,008,546	1,339

Inventec Corp.	839,314	606

Kinsus Interconnect Technology Corp.	82,587	265

Largan Precision Co. Ltd.	41,835	3,587

Lite-On Technology Corp.	846,466	1,095

MediaTek, Inc.	601,334	8,128

Mega Financial Holding Co. Ltd.	4,148,771	3,437

Merida Industry Co. Ltd.	72,900	572

Nan Ya Plastics Corp.	1,945,951	4,316

Novatek Microelectronics Corp.	226,850	1,171

Pegatron Corp.	709,594	1,917

Phison Electronics Corp.	61,608	510

Pou Chen Corp.	841,093	1,176

Powertech Technology, Inc.	247,568	426

President Chain Store Corp.	234,220	1,761

Quanta Computer, Inc.	1,099,576	2,649

Radiant Opto-Electronics Corp.	152,800	475

Realtek Semiconductor Corp.	171,457	546

Ruentex Development Co. Ltd.	339,562	520

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Taiwan – 12.3% – continued

Ruentex Industries Ltd.	257,906	$564

ScinoPharm Taiwan Ltd.	117,894	186

Shin Kong Financial Holding Co. Ltd.	3,555,295	1,009

Siliconware Precision Industries Co. Ltd.	1,210,480	1,994

Simplo Technology Co. Ltd.	133,532	671

SinoPac Financial Holdings Co. Ltd.	3,181,259	1,325

Standard Foods Corp.	89,203	230

Synnex Technology International Corp.	507,086	685

Taishin Financial Holding Co. Ltd.	3,314,117	1,406

Taiwan Business Bank *	1,581,758	480

Taiwan Cement Corp.	1,340,055	1,887

Taiwan Cooperative Financial Holding Co. Ltd.	3,328,874	1,684

Taiwan Fertilizer Co. Ltd.	270,000	467

Taiwan Glass Industry Corp.	431,377	310

Taiwan Mobile Co. Ltd.	705,076	2,462

Taiwan Semiconductor Manufacturing Co. Ltd.	10,465,193	48,551

Teco Electric and Machinery Co. Ltd.	892,000	848

TPK Holding Co. Ltd.	112,003	782

Transcend Information, Inc.	109,442	387

U-Ming Marine Transport Corp.	233,000	344

Unimicron Technology Corp.	595,418	386

Uni-President Enterprises Corp.	2,005,145	3,356

United Microelectronics Corp.	5,195,043	2,564

Vanguard International Semiconductor Corp.	349,000	591

Walsin Lihwa Corp. *	1,456,770	449

Wan Hai Lines Ltd.	298,000	367

Wistron Corp.	895,278	759

WPG Holdings Ltd.	526,316	677

Ya Hsin Industrial Co. Ltd. (3)*	121,548	–

Yang Ming Marine Transport Corp. *	753,356	433

Yuanta Financial Holding Co. Ltd.	3,506,288	1,761

Yulon Motor Co. Ltd.	366,257	500

Zhen Ding Technology Holding Ltd.	122,850	400
		211,272

Thailand – 2.3%

Advanced Info Service PCL (Registered)	194,000	1,413

Advanced Info Service PCL NVDR	238,699	1,737

Airports of Thailand PCL NVDR	187,900	1,614

Bangkok Bank PCL (Registered)	118,000	673

Bangkok Bank PCL NVDR	130,000	736

Bangkok Dusit Medical Services PCL NVDR	1,407,000	852

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Thailand – 2.3% – continued

Banpu PCL (Registered)	233,500	$212

Banpu PCL NVDR	317,880	288

BEC World PCL (Registered)	196,500	248

BEC World PCL NVDR	143,707	181

BTS Group Holdings PCL NVDR	2,670,400	751

Bumrungrad Hospital PCL NVDR	156,987	732

Central Pattana PCL NVDR	503,000	660

Charoen Pokphand Foods PCL NVDR	1,126,457	778

CP ALL PCL (Registered)	905,200	1,141

CP ALL PCL NVDR	856,736	1,079

Delta Electronics Thailand PCL NVDR	217,400	503

Energy Absolute PCL NVDR	505,600	392

Glow Energy PCL (Registered)	87,100	230

Glow Energy PCL NVDR	141,402	372

Home Product Center PCL NVDR	1,614,942	404

Indorama Ventures PCL NVDR	466,547	372

IRPC PCL (Registered)	1,860,900	246

IRPC PCL NVDR	2,732,681	360

Kasikornbank PCL (Registered)	191,500	1,352

Kasikornbank PCL NVDR	605,997	4,256

Krung Thai Bank PCL (Registered)	699,750	490

Krung Thai Bank PCL NVDR	626,093	438

Minor International PCL NVDR	741,300	796

PTT Exploration & Production PCL (Registered)	242,500	812

PTT Exploration & Production PCL NVDR	360,943	1,211

PTT Global Chemical PCL (Registered)	189,814	305

PTT Global Chemical PCL NVDR	518,476	831

PTT PCL (Registered)	183,500	1,821

PTT PCL NVDR	230,900	2,294

Siam Cement (The) PCL (Registered)	51,000	802

Siam Cement (The) PCL NVDR	128,398	2,019

Siam Commercial Bank (The) PCL (Registered)	232,700	1,273

Siam Commercial Bank (The) PCL NVDR	411,276	2,247

Thai Oil PCL (Registered)	97,800	156

Thai Oil PCL NVDR	277,095	442

Thai Union Frozen Products PCL NVDR	721,200	445

TMB Bank PCL NVDR	5,939,500	543

True Corp. PCL NVDR *	3,434,855	1,317
		39,824

Turkey – 1.4%

Akbank T.A.S.	931,435	2,735

Anadolu Efes Biracilik Ve Malt Sanayii A.S. *	74,349	622

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.1% – continued

Turkey – 1.4% – continued

Arcelik A.S.	111,248	$641

BIM Birlesik Magazalar A.S.	85,960	1,524

Coca-Cola Icecek A.S.	33,387	564

Dogan Sirketler Grubu Holding A.S. (4)*	1	–

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	731,677	828

Enka Insaat ve Sanayi A.S.	224,534	449

Eregli Demir ve Celik Fabrikalari T.A.S.	588,177	914

Ford Otomotiv Sanayi A.S.	31,388	406

Haci Omer Sabanci Holding A.S.	403,468	1,422

Is Gayrimenkul Yatirim Ortakligi A.S. (4)	1	–

KOC Holding A.S.	274,552	1,249

Petkim Petrokimya Holding AS	172,047	229

TAV Havalimanlari Holding A.S.	54,686	458

Tofas Turk Otomobil Fabrikasi A.S.	57,218	346

Tupras Turkiye Petrol Rafinerileri A.S.	51,625	1,224

Turk Hava Yollari A.O. *	232,152	766

Turk Telekomunikasyon A.S.	219,727	583

Turkcell Iletisim Hizmetleri A.S. *	377,821	1,938

Turkiye Garanti Bankasi A.S.	948,824	3,104

Turkiye Halk Bankasi A.S.	274,423	1,353

Turkiye Is Bankasi, Class C	661,132	1,490

Turkiye Sise ve Cam Fabrikalari A.S.	305,231	377

Turkiye Vakiflar Bankasi T.A.O., Class D	275,499	450

Ulker Biskuvi Sanayi A.S.	61,632	463

Yapi ve Kredi Bankasi A.S.	332,107	511
		24,646

United Arab Emirates – 0.6%

Abu Dhabi Commercial Bank PJSC	536,335	942

Aldar Properties PJSC	1,484,700	953

Arabtec Holding Co. PJSC *	734,156	457

DP World Ltd.	70,006	1,512

Dubai Financial Market PJSC	952,297	391

Dubai Islamic Bank PJSC	428,952	723

Emaar Properties PJSC	1,525,429	2,725

First Gulf Bank PJSC	358,506	1,422

National Bank of Abu Dhabi PJSC	258,988	837
		9,962
Total Common Stocks (5)
(Cost $1,265,830)		1,582,668

PREFERRED STOCKS – 4.0%

Brazil – 2.8%

AES Tiete S.A.	45,653	246

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 4.0% – continued

Brazil – 2.8% – continued

Banco Bradesco S.A.	1,080,194	$10,028

Banco Bradesco S.A. ADR	6,806	63

Banco do Estado do Rio Grande do Sul S.A., Class B	84,418	294

Bradespar S.A.	104,601	346

Braskem S.A., Class A	73,941	257

Centrais Eletricas Brasileiras S.A., Class B *	102,041	220

Cia Brasileira de Distribuicao	60,042	1,796

Cia Energetica de Minas Gerais	315,747	1,282

Cia Energetica de Sao Paulo, Class B	73,408	547

Cia Paranaense de Energia, Class B	46,144	484

Gerdau S.A.	342,961	1,093

Itau Unibanco Holding S.A.	1,188,648	13,192

Itausa – Investimentos Itau S.A.	1,303,548	4,088

Lojas Americanas S.A.	215,792	1,116

Metalurgica Gerdau S.A.	123,199	422

Oi S.A. *	124,800	199

Oi S.A. ADR *	3,781	6

Petroleo Brasileiro S.A. *	1,738,295	5,338

Petroleo Brasileiro S.A. ADR *	18,173	111

Suzano Papel e Celulose S.A., Class A	138,500	642

Telefonica Brasil S.A.	124,591	1,925

Telefonica Brasil S.A. ADR	2,865	44

Usinas Siderurgicas de Minas Gerais S.A., Class A *	189,744	298

Vale S.A.	803,730	3,898
		47,935

Chile – 0.1%

Embotelladora Andina S.A., Class B	117,962	299

Sociedad Quimica y Minera de Chile S.A. ADR	3,193	58

Sociedad Quimica y Minera de Chile S.A., Class B	34,896	634
		991

Colombia – 0.2%

Banco Davivienda S.A.	45,289	441

Bancolombia S.A.	149,233	1,458

Bancolombia S.A. ADR	6,452	254

Grupo Argos S.A.	55,321	360

Grupo Aval Acciones y Valores	1,192,524	534

Grupo de Inversiones Suramericana S.A.	36,137	466
		3,513

Russia – 0.2%

AK Transneft OAO	615	1,315

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 4.0% – continued

Russia – 0.2% – continued

Sberbank of Russia	494,594	$387

Surgutneftegas OAO	1,522,905	1,164

Surgutneftegas OAO ADR	140,161	1,056
		3,922

South Korea – 0.7%

Hyundai Motor Co. Ltd.	15,936	1,637

Hyundai Motor Co. Ltd.	9,906	989

LG Chem Ltd.	3,379	462

Samsung Electronics Co. Ltd.	8,577	8,515
		11,603
Total Preferred Stocks (5)
(Cost $106,233)		67,964

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 0.0%

India – 0.0%

NTPC Ltd., 8.49%, 3/25/25 (INR)	$8,619	$140
Total Foreign Issuer Bonds (6)
(Cost $141)		140

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.4%

iShares MSCI Emerging Markets ETF	228,600	$9,174

iShares MSCI South Korea Capped ETF	33,000	1,889

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (7)	16,546,140	16,546

Vanguard FTSE Emerging Markets ETF	353,900	14,464
Total Investment Companies
(Cost $41,521)		42,073

Total Investments – 98.5%
(Cost $1,413,725)		1,692,845

Other Assets less Liabilities – 1.5%		25,491
NET ASSETS – 100.0%		$1,718,336

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration,

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.

(2)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of these restricted illiquid securities amounted to approximately $3,640,000 or 0.2% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

CGN Power Co. Ltd., Class H	12/23/14	$1,065

China CNR Corp. Ltd., Class H	1/7/15	1,136

Reliance Industries Ltd. GDR	11/1/06-12/22/06	1,612

VTB Bank OJSC GDR	5/11/07-10/28/09	80

(3)	Level 3 asset that is worthless, bankrupt or has been delisted.
(4)	Value rounds to less than one thousand.
(5)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(6)	Principal amount is in USD unless otherwise indicated.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Citibank	United States Dollar	851	Indian Rupee	54,401	6/17/15	$11
Morgan Stanley	United States Dollar	1,240	Taiwan Dollar	39,369	6/17/15	22

Total						$33

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Dax Index (Euro)	3	$969	Long	6/15	$17
FTSE/JSE Top 40 Index (South African Rand)	95	3,634	Long	6/15	(4)
Hang Seng Index (Hong Kong Dollar)	27	4,344	Long	4/15	82
mini MSCI Emerging Markets Index (United States Dollar)	491	23,872	Long	6/15	1,030
MSCI Taiwan Index (United States Dollar)	101	3,565	Long	4/15	(2)
S&P/TSX 60 Index (Canadian Dollar)	17	2,323	Long	6/15	39
SGX CNX Nifty Index (United States Dollar)	124	2,118	Long	4/15	(38)
SPI 200 Index (Australian Dollar)	9	1,009	Long	6/15	15

Total					$1,139

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	9.3%
Consumer Staples	8.0
Energy	7.9
Financials	29.6
Health Care	2.3
Industrials	6.7
Information Technology	18.8
Materials	6.9
Telecommunication Services	7.2
Utilities	3.3

Total	100.0%

At March 31, 2015, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Hong Kong Dollar	22.7%
Korean Won	14.7
Taiwan Dollar	12.6
South African Rand	7.8
Brazilian Real	7.3
Indian Rupee	7.0
United States Dollar	6.2
All other currencies less than 5%	21.7

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

EMERGING MARKETS EQUITY INDEX FUND continued	MARCH 31, 2015

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below.

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2015 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$75,022	$–	$–	$75,022
Chile	21,933	–	–	21,933
Colombia	6,140	–	–	6,140
India	5,197	118,371	–	123,568
Malaysia	1,964	56,404	–	58,368
Mexico	77,091	–	–	77,091
Peru	6,758	–	–	6,758
Qatar	554	12,905	–	13,459
Russia	21,976	34,766	–	56,742
South Korea	967	234,334	–	235,301
Thailand	5,624	34,200	–	39,824
United Arab Emirates	1,512	8,450	–	9,962
All Other Countries (1)	–	858,500	–	858,500
Total Common Stocks	224,738	1,357,930	–	1,582,668
Preferred Stocks
South Korea	–	11,603	–	11,603
All Other Countries (1)	56,361	–	–	56,361
Total Preferred Stocks	56,361	11,603	–	67,964
Foreign Issuer Bonds	–	140	–	140
Investment Companies	42,073	–	–	42,073
Total Investments	$323,172	$1,369,673	$–	$1,692,845

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign
Currency Exchange
Contracts	$–	$33	$–	$33
Futures Contracts	1,183	–	–	1,183
Liabilities
Futures Contracts	(44)	–	–	(44)
Total Other Financial Instruments	$1,139	$33	$–	$1,172

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2

Country	Value (000s)	Reason
Common Stocks
Russia	$61	Valuations based on a similar asset

At March 31, 2015, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1

Country	Value (000s)	Reason
Common Stocks
Malaysia	$1,964	Valuations at official close price
South Korea	349	Valuations at official close price
Thailand	5,624	Valuations at official close price
Total	$7,937

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND	MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3%

Australia – 4.9%

BGP Holdings PLC (1)(2)*	6,535,576	$–

BWP Trust	585,167	1,334

Charter Hall Retail REIT	381,631	1,244

Cromwell Property Group	1,703,578	1,471

Dexus Property Group	1,068,560	6,151

Federation Centres	1,678,989	3,879

Goodman Group	2,042,944	9,843

GPT Group (The)	2,109,342	7,327

Investa Office Fund	668,826	1,982

Mirvac Group	4,370,708	6,675

Novion Property Group	2,673,485	5,095

Scentre Group	6,153,022	17,482

Stockland	2,737,142	9,354

Westfield Corp.	2,297,563	16,668
		88,505

Austria – 0.4%

BUWOG A.G. *	62,585	1,285

CA Immobilien Anlagen A.G. *	87,179	1,636

Conwert Immobilien Invest S.E. *	69,426	870

IMMOFINANZ A.G.	1,120,123	3,292
		7,083

Belgium – 0.4%

Aedifica S.A.	11,822	794

Befimmo S.A.	19,966	1,355

Cofinimmo S.A.	20,390	2,390

Intervest Offices & Warehouses N.V.	8,135	236

Leasinvest Real Estate S.C.A.	2,762	279

Warehouses De Pauw S.C.A.	15,966	1,270

Wereldhave Belgium N.V.	2,378	280
		6,604

Brazil – 0.6%

Aliansce Shopping Centers S.A.	89,841	473

BR Malls Participacoes S.A.	510,418	2,715

BR Properties S.A.	231,172	956

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	313,885	1,313

Direcional Engenharia S.A.	93,430	183

Even Construtora e Incorporadora S.A.	227,269	318

Ez Tec Empreendimentos e Participacoes S.A.	57,868	366

Gafisa S.A.	504,158	336

General Shopping Brasil S.A. *	23,913	46

Helbor Empreendimentos S.A.	135,597	166

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Brazil – 0.6% – continued

Iguatemi Empresa de Shopping Centers S.A.	72,903	$643

JHSF Participacoes S.A.	134,916	84

MRV Engenharia e Participacoes S.A.	341,412	853

Multiplan Empreendimentos Imobiliarios S.A. *	90,297	1,589

PDG Realty S.A. Empreendimentos e Participacoes *	1,494,722	234

Rodobens Negocios Imobiliarios S.A.	28,773	66

Rossi Residencial S.A. *	61,307	49

Sao Carlos Empreendimentos e Participacoes S.A.	20,034	193

Sonae Sierra Brasil S.A.	28,515	170

Tecnisa S.A.	98,731	119
		10,872

Canada – 2.6%

Allied Properties Real Estate Investment Trust	92,367	2,938

Artis Real Estate Investment Trust	165,052	1,952

Boardwalk Real Estate Investment Trust	46,541	2,166

Calloway Real Estate Investment Trust	123,587	2,840

Canadian Apartment Properties REIT	129,366	2,982

Canadian Real Estate Investment Trust	86,930	3,192

Chartwell Retirement Residences	209,962	2,049

Cominar Real Estate Investment Trust	197,945	2,999

Crombie Real Estate Investment Trust	87,868	935

Dream Global Real Estate Investment Trust	107,311	834

Dream Office Real Estate Investment Trust	129,176	2,687

Extendicare, Inc.	99,191	588

First Capital Realty, Inc.	106,083	1,653

Granite Real Estate Investment Trust	56,537	1,986

H&R Real Estate Investment Trust	326,737	6,019

InnVest Real Estate Investment Trust	105,065	479

Killam Properties, Inc.	60,135	525

Morguard Real Estate Investment Trust	39,825	541

Northern Property Real Estate Investment Trust	36,321	676

Pure Industrial Real Estate Trust	214,999	857

RioCan Real Estate Investment Trust	372,927	8,530
		47,428

Chile – 0.1%

Parque Arauco S.A.	642,305	1,230

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

China – 1.7%

Agile Property Holdings Ltd.	1,677,226	$1,006

Beijing Capital Land Ltd., Class H	1,226,000	758

Beijing North Star Co. Ltd., Class H	819,662	270

China Aoyuan Property Group Ltd.	1,400,000	249

China Merchants Property Development Co. Ltd., Class B	245,012	724

China SCE Property Holdings Ltd. *	1,461,000	263

China Vanke Co. Ltd., Class H *	1,549,741	3,679

Country Garden Holdings Co. Ltd.	6,671,181	2,695

Dalian Wanda Commercial Properties Co. Ltd., Class H (3)(4)*	323,100	2,000

Evergrande Real Estate Group Ltd.	6,967,000	3,516

Fantasia Holdings Group Co. Ltd.	1,837,500	221

Greenland Hong Kong Holdings Ltd.	346,000	205

Greentown China Holdings Ltd.	935,500	840

Guangzhou R&F Properties Co. Ltd., Class H	1,145,402	1,172

Hydoo International Holding Ltd.	1,308,000	234

KWG Property Holding Ltd.	1,389,594	987

Logan Property Holdings Co. Ltd.	920,000	296

Longfor Properties Co. Ltd.	1,607,500	2,268

Powerlong Real Estate Holdings Ltd. *	1,533,000	257

Redco Properties Group Ltd. (3)(4)	444,000	222

Renhe Commercial Holdings Co. Ltd. *	19,042,000	896

Shui On Land Ltd.	4,347,277	1,024

Sino-Ocean Land Holdings Ltd.	4,194,328	2,538

SOHO China Ltd.	1,911,756	1,302

Sunac China Holdings Ltd.	2,061,050	1,787

Wuzhou International Holdings Ltd.	1,372,000	233

Yuzhou Properties Co. Ltd.	1,616,000	383
		30,025

Denmark – 0.1%

Grand City Properties S.A. *	93,161	1,729

Egypt – 0.0%

Six of October Development & Investment *	295,544	536

Finland – 0.1%

Citycon OYJ *	311,656	1,012

Sponda OYJ	287,779	1,234

Technopolis OYJ	110,102	495
		2,741

France – 3.2%

Affine S.A.	6,432	131

ANF Immobilier	8,069	214

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

France – 3.2% – continued

Fonciere Des Regions	39,997	$3,957

Fonciere Des Regions (Euronext Paris Exchange) *	2,481	239

Gecina S.A.	40,469	5,474

ICADE	41,687	3,765

Klepierre	205,635	10,102

Mercialys S.A.	51,316	1,304

Unibail-Rodamco S.E.	115,690	31,223
		56,409

Germany – 2.0%

ADLER Real Estate A.G. *	20,243	292

alstria office REIT-A.G. *	81,089	1,141

Deutsche Annington Immobilien S.E.	365,008	12,333

Deutsche Euroshop A.G.	55,034	2,736

Deutsche Wohnen A.G. (Bearer)	350,617	8,991

DIC Asset A.G.	38,517	386

DO Deutsche Office A.G. *	76,862	334

Hamborner REIT A.G.	52,937	583

LEG Immobilien A.G. *	67,466	5,364

TAG Immobilien A.G.	137,661	1,902

TLG Immobilien A.G. *	59,791	939
		35,001

Greece – 0.0%

Grivalia Properties REIC	44,946	367

Hong Kong – 8.3%

C C Land Holdings Ltd.	1,531,000	283

Champion REIT	2,865,846	1,364

China Overseas Grand Oceans Group Ltd.	938,000	438

China Overseas Land & Investment Ltd.	4,858,542	15,716

China Resources Land Ltd.	2,492,155	7,024

CIFI Holdings Group Co. Ltd.	1,982,880	448

Franshion Properties China Ltd.	4,518,000	1,366

Glorious Property Holdings Ltd. *	2,856,100	391

Goldin Properties Holdings Ltd. *	1,532,000	2,722

Hang Lung Properties Ltd.	2,651,452	7,465

Henderson Land Development Co. Ltd.	1,104,077	7,744

Hongkong Land Holdings Ltd.	1,395,618	10,544

Hopson Development Holdings Ltd. *	712,000	513

Hui Xian Real Estate Investment Trust	2,502,215	1,364

Hysan Development Co. Ltd.	754,045	3,311

K Wah International Holdings Ltd.	1,422,129	702

Kerry Properties Ltd.	773,099	2,690

Link REIT (The)	2,716,300	16,716

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Hong Kong – 8.3% – continued

Mingfa Group International Co. Ltd. *	1,124,000	$369

Minmetals Land Ltd.	1,400,000	164

New World China Land Ltd.	3,165,899	2,024

New World Development Co. Ltd.	6,315,895	7,309

Poly Property Group Co. Ltd.	2,164,000	1,053

Road King Infrastructure Ltd.	293,000	269

Shanghai Industrial Urban Development Group Ltd. *	1,448,000	265

Shenzhen Investment Ltd.	2,592,402	958

Shimao Property Holdings Ltd.	1,463,369	3,079

Sino Land Co. Ltd.	3,541,661	5,771

Sinolink Worldwide Holdings Ltd. *	2,404,000	189

Sun Hung Kai Properties Ltd.	1,831,425	28,194

Swire Properties Ltd.	1,391,600	4,522

Wharf Holdings (The) Ltd.	1,620,317	11,295

Yuexiu Property Co. Ltd.	7,725,442	1,514
		147,776

India – 0.1%

DLF Ltd.	524,231	1,325

Oberoi Realty Ltd.	90,788	412

Prestige Estates Projects Ltd.	104,291	447

Unitech Ltd. *	1,527,625	394
		2,578

Indonesia – 0.6%

Agung Podomoro Land Tbk PT	8,106,696	273

Alam Sutera Realty Tbk PT	14,136,940	597

Bumi Serpong Damai Tbk PT	8,696,700	1,416

Ciputra Development Tbk PT	12,543,390	1,409

Ciputra Property Tbk PT	2,992,838	173

Ciputra Surya Tbk PT	876,600	206

Intiland Development Tbk PT	6,173,600	270

Kawasan Industri Jababeka Tbk PT	17,835,977	450

Lippo Karawaci Tbk PT	22,775,331	2,347

Pakuwon Jati Tbk PT	27,635,940	1,086

Summarecon Agung Tbk PT	12,812,200	1,681
		9,908

Ireland – 0.1%

Green REIT PLC	786,525	1,387

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Israel – 0.1%

Azrieli Group	44,320	$1,824

Italy – 0.1%

Beni Stabili S.p.A. SIIQ	1,275,913	1,000

Immobiliare Grande Distribuzione SIIQ S.p.A.	358,328	358
		1,358

Japan – 10.1%

Activia Properties, Inc.	300	2,623

Advance Residence Investment Corp.	1,500	3,598

Aeon Mall Co. Ltd.	137,466	2,724

AEON REIT Investment Corp.	1,028	1,475

Daiwa House REIT Investment Corp.	301	1,318

Daiwa House Residential Investment Corp.	762	1,664

Daiwa Office Investment Corp.	291	1,570

Frontier Real Estate Investment Corp.	554	2,636

Fukuoka REIT Corp.	757	1,413

GLP J-REIT	2,377	2,461

Hulic Co. Ltd.	348,940	3,913

Industrial & Infrastructure Fund Investment Corp.	386	1,797

Japan Excellent, Inc.	1,283	1,674

Japan Hotel REIT Investment Corp.	3,593	2,557

Japan Logistics Fund, Inc.	1,009	2,096

Japan Prime Realty Investment Corp.	934	3,214

Japan Real Estate Investment Corp.	1,493	7,020

Japan Retail Fund Investment Corp.	2,868	5,701

Kenedix Office Investment Corp.	427	2,341

Mitsubishi Estate Co. Ltd.	1,505,480	34,943

Mitsui Fudosan Co. Ltd.	1,129,562	33,197

Mori Hills REIT Investment Corp.	1,512	2,130

Mori Trust Sogo REIT, Inc.	1,174	2,430

Nippon Accommodations Fund, Inc.	562	2,135

Nippon Building Fund, Inc.	1,617	7,940

Nippon Prologis REIT, Inc.	1,737	3,826

Nomura Real Estate Holdings, Inc.	141,500	2,552

Nomura Real Estate Master Fund, Inc.	1,962	2,436

Nomura Real Estate Office Fund, Inc.	419	2,036

NTT Urban Development Corp.	129,000	1,291

Orix JREIT, Inc.	2,499	3,577

Premier Investment Corp.	292	1,682

Sumitomo Realty & Development Co. Ltd.	515,425	18,560

Tokyo Tatemono Co. Ltd.	486,201	3,563

Tokyu REIT, Inc.	1,128	1,463

Top REIT, Inc.	190	791

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Japan – 10.1% – continued

United Urban Investment Corp.	3,002	$4,676
		181,023

Malaysia – 0.4%

CapitaMalls Malaysia Trust	1,190,900	470

Eastern & Oriental Bhd.	949,660	512

Glomac Bhd.	409,200	108

IGB Corp. Bhd.	391,800	296

IGB Real Estate Investment Trust	1,850,900	665

IOI Properties Group Bhd.	2,359,400	1,385

KLCCP Stapled Group	568,248	1,072

KSL Holdings Bhd.	467,220	273

Mah Sing Group Bhd.	1,586,016	881

MKH Bhd.	185,760	138

Pavilion Real Estate Investment Trust	1,032,400	426

SP Setia Bhd. Group	1,063,630	994

Tropicana Corp. Bhd.	412,500	114

UOA Development Bhd.	526,800	314
		7,648

Mexico – 0.7%

Asesor de Activos Prisma S.A.P.I. de C.V.	492,646	501

Concentradora Fibra Danhos S.A. de C.V.	237,853	568

Consorcio ARA S.A.B. de C.V. *	765,661	320

Corp. GEO S.A.B. de C.V., Series B (1)*	549,034	—

Corp. Inmobiliaria Vesta S.A.B. de C.V.	633,000	1,170

Desarrolladora Homex S.A.B. de C.V. *	234,285	48

Fibra Uno Administracion S.A. de C.V.	2,881,409	7,632

Mexico Real Estate Management S.A.de C.V. *	991,789	1,563

Urbi Desarrollos Urbanos S.A.B. de C.V. *	776,726	1
		11,803

Netherlands – 0.4%

Eurocommercial Properties N.V. – CVA	50,212	2,303

NSI N.V.	147,787	665

Vastned Retail N.V.	21,636	1,060

Wereldhave N.V.	41,275	2,773
		6,801

New Zealand – 0.1%

Kiwi Property Group Ltd.	1,402,538	1,357

Norway – 0.1%

Entra ASA (3)(4)*	70,667	735

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Norway – 0.1% – continued

Norwegian Property ASA *	289,201	$373
		1,108

Philippines – 0.8%

Ayala Land, Inc.	6,999,951	6,022

Filinvest Land, Inc.	11,392,989	458

Megaworld Corp.	13,622,801	1,653

Robinsons Land Corp.	2,032,775	1,398

SM Prime Holdings, Inc.	9,165,053	4,093

Vista Land & Lifescapes, Inc.	3,919,761	752
		14,376

Poland – 0.0%

Globe Trade Centre S.A. *	293,072	435

Singapore – 3.0%

Ascendas India Trust	770,000	505

Ascendas Real Estate Investment Trust	2,321,853	4,378

CapitaCommercial Trust	2,293,714	2,946

CapitaLand Ltd.	3,023,115	7,874

CapitaMall Trust	3,104,515	4,969

CDL Hospitality Trusts	715,610	915

City Developments Ltd.	705,600	5,168

First Real Estate Investment Trust	555,510	567

Fortune Real Estate Investment Trust	1,569,920	1,668

Global Logistic Properties Ltd.	3,571,793	6,880

Keppel Land Ltd.	818,627	2,653

Keppel REIT	2,211,920	1,933

Mapletree Commercial Trust	1,526,100	1,779

Mapletree Greater China Commercial Trust	2,135,900	1,617

Mapletree Industrial Trust	1,362,348	1,567

Mapletree Logistics Trust	1,747,374	1,584

Suntec Real Estate Investment Trust	2,811,391	3,795

UOL Group Ltd.	546,391	3,031

Yanlord Land Group Ltd.	755,000	539
		54,368

South Africa – 1.3%

Acucap Properties Ltd.	144,926	680

Arrowhead Properties Ltd., Class A	503,411	417

Arrowhead Properties Ltd., Class B	493,087	411

Attacq Ltd. *	687,278	1,473

Capital Property Fund	1,842,964	2,127

Emira Property Fund	511,386	757

Fountainhead Property Trust	520,925	442

Growthpoint Properties Ltd.	2,534,884	5,983

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

South Africa – 1.3% – continued

Hyprop Investments Ltd.	288,221	$2,804

Redefine Properties Ltd.	4,406,419	4,505

Resilient Property Income Fund Ltd.	263,276	2,254

SA Corporate Real Estate Fund Nominees Pty. Ltd.	2,361,989	954

Vukile Property Fund Ltd.	651,267	1,034
		23,841

Spain – 0.2%

Inmobiliaria Colonial S.A. *	2,071,734	1,396

Merlin Properties Socimi S.A. *	154,820	2,111
		3,507

Sweden – 0.9%

Castellum AB	194,696	2,945

Dios Fastigheter AB	54,554	434

Fabege AB	158,100	2,268

Fastighets AB Balder, Class B *	109,014	1,847

Hemfosa Fastigheter AB *	47,472	1,083

Hufvudstaden AB, Class A	135,921	1,867

Klovern AB, Class B *	429,005	497

Kungsleden AB	213,488	1,653

Wallenstam AB, Class B	117,129	1,935

Wihlborgs Fastigheter AB	80,670	1,559
		16,088

Switzerland – 0.8%

Allreal Holding A.G. (Registered) *	11,627	1,698

Mobimo Holding A.G. (Registered) *	7,478	1,765

PSP Swiss Property A.G. (Registered) *	47,466	4,473

Swiss Prime Site A.G. (Registered) *	68,738	5,973
		13,909

Taiwan – 0.0%

Hung Poo Real Estate Development Corp.	233,585	198

Thailand – 0.4%

Amata Corp. PCL (Registered)	141,686	71

Amata Corp. PCL NVDR	475,571	236

AP Thailand PCL (Registered)	441,405	98

AP Thailand PCL NVDR	627,004	139

Central Pattana PCL (Registered)	825,726	1,085

Central Pattana PCL NVDR	772,198	1,013

Land and Houses PCL (Registered)	2,094,184	636

Land and Houses PCL NVDR	1,931,600	577

LPN Development PCL (Registered)	8,475	4

LPN Development PCL NVDR	718,501	371

Property Perfect PCL (Registered) *	2,765,102	89

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

Thailand – 0.4% – continued

Property Perfect PCL NVDR *	3,452,195	$111

Pruksa Real Estate PCL NVDR	805,600	717

Quality Houses PCL NVDR	4,173,400	485

Sansiri PCL NVDR	5,945,366	338

SC Asset Corp. PCL (Registered)	664,875	74

SC Asset Corp. PCL NVDR	763,488	85

Siam Future Development PCL NVDR	921,912	197

Supalai PCL (Registered)	224,356	148

Supalai PCL NVDR	454,300	300

TICON Industrial Connection PCL NVDR	621,005	288

WHA Corp. PCL NVDR	401,740	388
		7,450

Turkey – 0.2%

Dogus Gayrimenkul Yatirim Ortakligi A.S. *	54,149	86

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	2,346,226	2,656

Is Gayrimenkul Yatirim Ortakligi A.S.	369,870	233

Torunlar Gayrimenkul Yatirim Ortakligi A.S.	89,137	134
		3,109

United Arab Emirates – 0.7%

Aldar Properties PJSC	3,699,699	2,375

Emaar Malls Group PJSC *	2,473,065	1,965

Emaar Properties PJSC	4,179,750	7,465

Emirates REIT CEIC Ltd.	171,371	216

RAK Properties PJSC	1,133,104	196
		12,217

United Kingdom – 5.1%

Assura PLC	1,197,683	1,105

Big Yellow Group PLC	167,017	1,604

British Land (The) Co. PLC	1,203,561	14,848

Capital & Counties Properties PLC	863,278	5,130

Daejan Holdings PLC	5,587	489

Derwent London PLC	118,569	6,011

Development Securities PLC	145,203	498

Grainger PLC	501,356	1,533

Great Portland Estates PLC	407,956	4,907

Hammerson PLC	933,551	9,203

Hansteen Holdings PLC	841,507	1,525

Helical Bar PLC	114,953	672

Intu Properties PLC	1,087,951	5,614

Land Securities Group PLC	935,980	17,391

Londonmetric Property PLC	677,651	1,626

Primary Health Properties PLC	120,522	723

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

United Kingdom – 5.1% – continued

Quintain Estates & Development PLC *	552,013	$774

Redefine International PLC	1,162,331	1,013

Safestore Holdings PLC	247,975	1,071

Segro PLC	887,655	5,488

Shaftesbury PLC	328,131	4,041

ST. Modwen Properties PLC	215,367	1,420

Tritax Big Box REIT PLC	749,051	1,292

UNITE Group (The) PLC	244,500	2,123

Workspace Group PLC	140,081	1,771
		91,872

United States – 46.7%

Acadia Realty Trust	80,841	2,820

Agree Realty Corp.	19,034	628

Alexander’s, Inc.	2,357	1,076

Alexandria Real Estate Equities, Inc.	84,953	8,329

American Assets Trust, Inc.	45,704	1,978

American Campus Communities, Inc.	124,515	5,338

American Homes 4 Rent, Class A	176,206	2,916

American Realty Capital Properties, Inc.	1,100,268	10,838

Apartment Investment & Management Co., Class A	185,976	7,320

Ashford Hospitality Trust, Inc.	110,816	1,066

Associated Estates Realty Corp.	67,608	1,669

AvalonBay Communities, Inc.	156,047	27,191

Aviv REIT, Inc.	30,331	1,107

BioMed Realty Trust, Inc.	242,420	5,493

Boston Properties, Inc.	180,309	25,330

Brandywine Realty Trust	215,425	3,442

Brixmor Property Group, Inc.	208,070	5,524

Camden Property Trust	103,206	8,063

Campus Crest Communities, Inc.	78,941	565

CBL & Associates Properties, Inc.	201,502	3,990

Cedar Realty Trust, Inc.	103,718	777

Chambers Street Properties	279,158	2,200

Chatham Lodging Trust	42,837	1,260

Chesapeake Lodging Trust	64,342	2,177

Columbia Property Trust, Inc.	148,600	4,015

Corporate Office Properties Trust	111,521	3,276

Cousins Properties, Inc.	252,048	2,672

CubeSmart	195,762	4,728

DCT Industrial Trust, Inc.	104,281	3,614

DDR Corp.	365,222	6,800

DiamondRock Hospitality Co.	230,308	3,254

Digital Realty Trust, Inc.	161,009	10,620

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

United States – 46.7% – continued

Douglas Emmett, Inc.	160,749	$4,792

Duke Realty Corp.	406,171	8,842

DuPont Fabros Technology, Inc.	77,027	2,517

EastGroup Properties, Inc.	37,318	2,244

Education Realty Trust, Inc.	57,855	2,047

Empire State Realty Trust, Inc., Class A	99,419	1,870

EPR Properties	68,303	4,100

Equity Commonwealth (2)*	75,000	–

Equity Commonwealth (New York Exchange) *	154,535	4,103

Equity LifeStyle Properties, Inc.	90,021	4,947

Equity One, Inc.	75,222	2,008

Equity Residential	423,864	33,002

Essex Property Trust, Inc.	75,517	17,361

Excel Trust, Inc.	65,729	921

Extra Space Storage, Inc.	129,544	8,753

Federal Realty Investment Trust	81,588	12,011

FelCor Lodging Trust, Inc.	148,183	1,703

First Industrial Realty Trust, Inc.	129,150	2,768

First Potomac Realty Trust	66,546	791

Forest City Enterprises, Inc., Class A *	180,344	4,602

Franklin Street Properties Corp.	108,480	1,391

General Growth Properties, Inc.	598,887	17,697

Getty Realty Corp.	28,126	512

Government Properties Income Trust	85,721	1,959

HCP, Inc.	544,865	23,544

Health Care REIT, Inc.	411,214	31,811

Healthcare Realty Trust, Inc.	116,040	3,224

Healthcare Trust of America, Inc., Class A	148,209	4,129

Hersha Hospitality Trust	205,212	1,328

Highwoods Properties, Inc.	110,218	5,046

Home Properties, Inc.	67,918	4,706

Hospitality Properties Trust	179,078	5,908

Host Hotels & Resorts, Inc.	899,306	18,148

Hudson Pacific Properties, Inc.	78,395	2,602

Inland Real Estate Corp.	106,913	1,143

Investors Real Estate Trust	144,197	1,081

Kilroy Realty Corp.	102,573	7,813

Kimco Realty Corp.	488,900	13,127

Kite Realty Group Trust	96,281	2,712

LaSalle Hotel Properties	134,293	5,219

Lexington Realty Trust	272,691	2,681

Liberty Property Trust	175,535	6,267

LTC Properties, Inc.	41,973	1,931

Macerich (The) Co.	187,857	15,842

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

United States – 46.7% – continued

Mack-Cali Realty Corp.	104,180	$2,009

Mid-America Apartment Communities, Inc.	89,511	6,916

National Health Investors, Inc.	40,960	2,909

National Retail Properties, Inc.	155,727	6,380

New York REIT, Inc.	193,636	2,029

Omega Healthcare Investors, Inc.	164,997	6,694

Paramount Group, Inc.	168,996	3,262

Parkway Properties, Inc.	94,238	1,635

Pebblebrook Hotel Trust	83,844	3,905

Pennsylvania Real Estate Investment Trust	77,166	1,793

Physicians Realty Trust	79,345	1,397

Piedmont Office Realty Trust, Inc., Class A	183,385	3,413

Post Properties, Inc.	63,889	3,637

ProLogis, Inc.	605,886	26,392

PS Business Parks, Inc.	24,173	2,007

Public Storage	172,327	33,973

Ramco-Gershenson Properties Trust	88,661	1,649

Realty Income Corp.	263,317	13,587

Regency Centers Corp.	111,541	7,589

Retail Opportunity Investments Corp.	113,133	2,070

Retail Properties of America, Inc., Class A	282,842	4,534

Rexford Industrial Realty, Inc.	64,300	1,017

RLJ Lodging Trust	158,797	4,972

Rouse Properties, Inc.	41,502	787

Ryman Hospitality Properties, Inc.	56,900	3,466

Sabra Health Care REIT, Inc.	70,440	2,335

Saul Centers, Inc.	16,805	961

Select Income REIT	78,266	1,956

Senior Housing Properties Trust	279,609	6,204

Silver Bay Realty Trust Corp.	39,901	645

Simon Property Group, Inc.	369,521	72,293

SL Green Realty Corp.	114,707	14,726

Sovran Self Storage, Inc.	41,992	3,945

Spirit Realty Capital, Inc.	458,919	5,544

STAG Industrial, Inc.	77,911	1,832

Strategic Hotels & Resorts, Inc. *	326,882	4,063

Summit Hotel Properties, Inc.	100,156	1,409

Sun Communities, Inc.	60,985	4,069

Sunstone Hotel Investors, Inc.	244,371	4,074

Tanger Factory Outlet Centers, Inc.	114,153	4,015

Taubman Centers, Inc.	76,380	5,891

Terreno Realty Corp.	48,900	1,115

TravelCenters of America LLC (2)*	50,000	–

UDR, Inc.	303,442	10,326

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.3% – continued

United States – 46.7% – continued

Universal Health Realty Income Trust	14,673	$825

Urban Edge Properties	106,256	2,518

Urstadt Biddle Properties, Inc., Class A	29,660	684

Ventas, Inc.	393,396	28,726

Vornado Realty Trust	199,113	22,301

Washington Real Estate Investment Trust	80,644	2,228

Weingarten Realty Investors	129,916	4,674

Winthrop Realty Trust	36,408	594

WP Carey, Inc.	104,389	7,098

WP GLIMCHER, Inc.	216,408	3,599
		835,951
Total Common Stocks (5)
(Cost $1,367,440)		1,740,422

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CONVERTIBLE BONDS – 0.0%

YTL Land & Development Bhd., 3.00%, 10/31/21 (MYR)	$114	$13
Total Convertible Bonds (6)
(Cost $18)		13

	NUMBER OF SHARES	VALUE (000s)
RIGHTS – 0.0%

Brazil – 0.0%

JHSF Participacoes S.A. (1)*	28,950	$ –
Total Rights
(Cost $ –)		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.3%

F&C Commercial Property Trust Ltd.	651,655	$1,319

F&C UK Real Estate Investment Ltd.	268,946	409

MedicX Fund Ltd.	477,540	602

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (7)	18,172,000	18,172

Picton Property Income Ltd.	586,545	624

Schroder Real Estate Investment Trust Ltd.	587,435	543

Standard Life Investment Property Income Trust PLC	351,868	462

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.3% – continued

UK Commercial Property Trust Ltd.	506,303	$690
Total Investment Companies (5)
(Cost $22,094)		22,821

Total Investments – 98.6%
(Cost $1,389,552)		1,763,256

Other Assets less Liabilities – 1.4%		24,833
NET ASSETS – 100.0%		$1,788,089

(1)	Value rounds to less than one thousand.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of these restricted illiquid securities amounted to approximately $2,957,000 or 0.2% of net assets. Additional information on these restricted illiquid securities are as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Dalian Wanda Commercial

Properties Co. Ltd., Class H	1/2/15-3/20/15	$2,040

Entra ASA	10/23/14	774

Redco Properties Group Ltd.	6/20/14-9/19/14	196

(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(5)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(6)	Principal amount is in USD unless otherwise indicated.
(7)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Citibank	Australian Dollar	712	United States Dollar	550	6/17/15	$10
Citibank	British Pound	1,582	United States Dollar	2,360	6/17/15	14
Citibank	Canadian Dollar	832	United States Dollar	660	6/17/15	4
Citibank	Euro	2,332	United States Dollar	2,520	6/17/15	10
Citibank	Hong Kong Dollar	21,963	United States Dollar	2,830	6/17/15	(3)
Citibank	Japanese Yen	353,174	United States Dollar	2,940	6/17/15	(8)
Citibank	United States Dollar	300	Swiss Franc	292	6/17/15	1
Morgan Stanley	United States Dollar	68	Australian Dollar	90	6/17/15	–*
Morgan Stanley	United States Dollar	3,235	British Pound	2,186	6/17/15	6
Morgan Stanley	United States Dollar	1,098	Canadian Dollar	1,403	6/17/15	9
Morgan Stanley	United States Dollar	3,976	Euro	3,753	6/17/15	64
Morgan Stanley	United States Dollar	5,106	Hong Kong Dollar	39,653	6/17/15	8
Morgan Stanley	United States Dollar	5,096	Japanese Yen	617,384	6/17/15	57
Morgan Stanley	United States Dollar	327	Singapore Dollar	456	6/17/15	4
Morgan Stanley	United States Dollar	190	Swedish Krona	1,640	6/17/15	1
UBS	Swiss Franc	151	United States Dollar	150	6/17/15	(5)
Total						$172

*	Amount rounds to less than one thousand.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P MidCap 400 (United States Dollar)	169	$25,685	Long	6/15	$691
Euro Stoxx 50 (Euro)	3	117	Long	6/15	–*
Hang Seng Index (Hong Kong Dollar)	42	6,758	Long	4/15	127
SPI 200 Index (Australian Dollar)	57	6,388	Long	6/15	81
Topix Index (Japanese Yen)	12	1,544	Long	6/15	9

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Yen Denominated Nikkei 225 (Japanese Yen)	53	$4,247	Long	6/15	$92

Total					$1,000

*	Amount rounds to less than one thousand.

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Diversified Real Estate Activity	11.5%
Diversified REITs	12.3
Health Care REITs	6.8
Office REITs	12.0
Real Estate Development	6.2
Real Estate Operating Companies	8.1
Residential REITs	9.0
Retail REITs	21.9
Other Industries less than 5%	12.2

Total	100.0%

At March 31, 2015, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	48.5%
Japanese Yen	10.4
Hong Kong Dollar	9.6
Euro	7.1
British Pound	5.5
Australian Dollar	5.1
All other currencies less than 5%	13.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2015 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)		TOTAL (000s)
Common Stocks
Australia	$–	$88,505		$–	*	$88,505
Brazil	10,872	–		–		10,872
Canada	47,428	–		–		47,428
Chile	1,230	–		–		1,230
France	239	56,170		–		56,409
Mexico	11,754	48		1		11,803
United States	835,951	–		–		835,951
All Other Countries (1)	–	688,224		–		688,224
Total Common Stocks	907,474	832,947		1		1,740,422
Convertible Bonds	–	–		13		13
Rights	–	–	*	–		–
Investment Companies	18,172	4,649		–		22,821
Total Investments	$925,646	$837,596		$14		$1,763,256

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign
Currency Exchange
Contracts	$–	$188		$–		$188
Futures Contracts	1,000	–		–		1,000
Liabilities
Forward Foreign
Currency Exchange
Contracts	–	(16)		–		(16)
Total Other Financial Instruments	$1,000	$172		$–		$1,172

(1)	Classifications as defined in the Schedule of Investments.
*	Amount rounds to less than one thousand.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, the Fund had transfers from Level 1 to Level 2 as described below:

Transfers from Level 1 to Level 2

Country	Value (000s)	Reason
Common Stocks
Mexico	$48	Valuations held at last trade price in an inactive market

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL REAL ESTATE INDEX FUND continued	MARCH 31, 2015

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/14 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)		PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/15 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/15 (000s)

Common Stocks

Mexico	$1	$–	$–	$–	*	$–	$–	$–	$–	$1	$– *

Convertible Bonds

Malaysia	–	–	–	–		–	–	13	–	13	(1)

Total	$1	$–	$–	$–	*	$–	$–	$13	$–	$14	$(1)

*	Amount rounds to less than one thousand.

Securities valued at $1 included in the balance as of 3/31/15 above used prices provided by the Asset Management PVC. The securities valued at $13 used an evaluated price provided by a third party provider which also caused transfers into Level 3, noted above.

	FAIR VALUE AT 3/31/15 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stock	$1	Consensus Pricing	Distressed/Defaulted Market Discount, Estimated Recovery Value

The unobservable inputs are reviewed and compared to publicly available information for reasonableness. Values are reviewed based on available restructuring and recovery information. Values are compared to historical averages and general sector trends are taken into account. In general, an increase (decrease) in recovery or reduction (increase) in dilution would, in isolation, result in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND	MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7%

Australia – 3.5%

AGL Energy Ltd.	8,843	$102

Amcor Ltd.	15,109	161

AMP Ltd.	38,155	187

APA Group	14,588	100

Asciano Ltd.	11,367	55

Australia & New Zealand Banking Group Ltd.	34,832	971

Bendigo and Adelaide Bank Ltd.	5,988	57

Boral Ltd.	10,710	52

Brambles Ltd.	20,336	178

Caltex Australia Ltd.	1,718	46

Coca-Cola Amatil Ltd.	6,556	54

Commonwealth Bank of Australia	20,489	1,454

Dexus Property Group	10,810	62

Fortescue Metals Group Ltd.	18,090	27

Goodman Group	21,081	102

GPT Group (The)	22,426	78

Insurance Australia Group Ltd.	28,588	133

Lend Lease Group	7,150	90

Mirvac Group	49,107	75

National Australia Bank Ltd.	29,899	875

Newcrest Mining Ltd. *	9,837	100

Novion Property Group	25,012	48

Orica Ltd.	4,843	73

QBE Insurance Group Ltd.	17,417	172

Ramsay Health Care Ltd.	1,716	88

Stockland	28,365	97

Sydney Airport	14,843	58

Toll Holdings Ltd.	9,139	62

Transurban Group	23,491	170

Wesfarmers Ltd.	14,249	476

Westpac Banking Corp.	39,287	1,175

Woodside Petroleum Ltd.	9,374	245

WorleyParsons Ltd.	2,479	18
		7,641

Austria – 0.0%

OMV A.G.	2,021	55

Belgium – 0.2%

Belgacom S.A.	1,967	69

Colruyt S.A.	837	36

Delhaize Group S.A.	1,333	120

KBC Groep N.V. *	3,107	192

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Belgium – 0.2% – continued

Umicore S.A.	1,245	$52
		469

Canada – 3.9%

Agnico Eagle Mines Ltd.	2,655	74

Agrium, Inc.	1,793	187

AltaGas Ltd.	1,827	61

ARC Resources Ltd.	4,234	73

Atco Ltd., Class I	841	30

Bank of Montreal	8,107	486

Bank of Nova Scotia (The)	15,410	773

Canadian Imperial Bank of Commerce	5,038	365

Canadian National Railway Co.	10,275	688

Canadian Tire Corp. Ltd., Class A	895	91

Canadian Utilities Ltd., Class A	1,392	44

Cenovus Energy, Inc.	9,422	159

CGI Group, Inc., Class A *	2,812	119

Crescent Point Energy Corp.	5,255	117

Empire Co. Ltd., Class A	673	47

Enbridge, Inc.	10,879	524

Encana Corp.	9,213	103

Enerplus Corp.	2,206	22

Franco-Nevada Corp.	2,056	100

Gildan Activewear, Inc.	3,112	92

Jean Coutu Group PJC (The), Inc., Class A	1,000	21

Keyera Corp.	1,076	72

Kinross Gold Corp. *	16,143	36

Loblaw Cos. Ltd.	2,843	139

Magna International, Inc.	5,144	275

MEG Energy Corp. *	1,882	30

Metro, Inc.	3,063	83

Open Text Corp.	1,606	85

Potash Corp. of Saskatchewan, Inc.	10,486	338

Restaurant Brands International, Inc.	2,402	92

Rogers Communications, Inc., Class B	4,445	149

Royal Bank of Canada	18,268	1,100

Shaw Communications, Inc., Class B	4,995	112

Silver Wheaton Corp.	4,633	88

Suncor Energy, Inc.	18,225	533

Teck Resources Ltd., Class B	7,296	100

TELUS Corp.	2,423	80

Toronto-Dominion Bank (The)	23,236	994

TransAlta Corp.	3,214	30
		8,512

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Denmark – 0.9%

Coloplast A/S, Class B	1,382	$105

Novo Nordisk A/S, Class B	25,361	1,357

Novozymes A/S, Class B	3,065	140

Pandora A/S	1,481	135

TDC A/S	10,803	77

Tryg A/S	267	31

Vestas Wind Systems A/S	2,935	122
		1,967

Finland – 0.1%

Neste Oil OYJ	1,553	41

Orion OYJ, Class B	1,193	34

Stora Enso OYJ (Registered)	6,446	66

UPM-Kymmene OYJ	6,843	133
		274

France – 2.8%

Accor S.A.	2,246	117

Aeroports de Paris	354	42

Air Liquide S.A.	4,377	563

AtoS	957	66

AXA S.A.	23,009	580

Bouygues S.A.	2,222	87

Bureau Veritas S.A.	2,560	55

Cap Gemini S.A.	1,812	149

Carrefour S.A.	8,007	267

Casino Guichard Perrachon S.A.	692	61

Christian Dior S.E.	698	131

Cie de Saint-Gobain	5,655	248

CNP Assurances	1,914	33

Danone S.A.	7,265	489

Eurazeo S.A.	474	33

Gecina S.A.	330	45

ICADE	431	39

Imerys S.A.	483	36

JCDecaux S.A.	772	26

Kering	970	190

Lafarge S.A.	2,407	156

Lagardere S.C.A.	1,570	47

Legrand S.A.	3,381	182

L’Oreal S.A.	3,183	586

Natixis S.A.	11,389	85

Renault S.A.	2,417	220

Rexel S.A.	3,314	63

Schneider Electric S.E.	6,656	518

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

France – 2.8% – continued

SES S.A.	3,811	$135

Societe BIC S.A.	391	56

Suez Environnement Co.	3,860	66

Technip S.A.	1,323	80

Unibail-Rodamco S.E.	1,243	335

Vallourec S.A.	1,534	37

Vinci S.A.	5,917	339

Wendel S.A.	365	44
		6,206

Germany – 2.9%

adidas A.G.	2,591	206

Allianz S.E. (Registered)	5,774	1,003

BASF S.E.	11,606	1,155

Bayerische Motoren Werke A.G.	4,198	525

Beiersdorf A.G.	1,312	114

Deutsche Boerse A.G.	2,475	202

Deutsche Lufthansa A.G. (Registered)	3,204	45

Deutsche Post A.G. (Registered)	12,337	386

Fraport A.G. Frankfurt Airport Services Worldwide	422	25

GEA Group A.G.	2,397	116

HeidelbergCement A.G.	1,773	141

Henkel A.G. & Co. KGaA	1,518	157

K+S A.G. (Registered)	2,313	76

Linde A.G.	2,360	481

MAN S.E.	487	51

Merck KGaA	1,630	183

METRO A.G.	2,160	73

Muenchener Rueckversicherungs- Gesellschaft A.G. in Muenchen (Registered)	2,200	475

ProSiebenSat.1 Media A.G. (Registered)	2,798	138

SAP S.E.	11,642	845

Telefonica Deutschland Holding A.G. *	8,288	48
		6,445

Hong Kong – 0.6%

CLP Holdings Ltd.	24,306	212

Hang Seng Bank Ltd.	9,578	174

Hong Kong & China Gas Co. Ltd.	78,101	181

Hong Kong Exchanges and Clearing Ltd.	14,168	346

Li & Fung Ltd.	76,000	74

MTR Corp. Ltd.	19,180	91

Swire Pacific Ltd., Class A	8,000	109

Swire Properties Ltd.	16,278	53

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Hong Kong – 0.6% – continued

Yue Yuen Industrial Holdings Ltd.	8,500	$30
		1,270

Ireland – 0.9%

CRH PLC	10,289	268

Endo International PLC *	2,193	196

Kerry Group PLC, Class A	2,010	135

Medtronic PLC	17,910	1,397
		1,996

Israel – 0.0%

Delek Group Ltd.	44	11

Italy – 0.6%

Assicurazioni Generali S.p.A.	14,747	290

Atlantia S.p.A.	5,344	140

Enel Green Power S.p.A.	24,426	46

EXOR S.p.A.	1,313	60

Intesa Sanpaolo S.p.A.	160,147	543

Pirelli & C. S.p.A.	2,656	44

Snam S.p.A.	25,626	124

Tenaris S.A.	6,065	85

Terna Rete Elettrica Nazionale S.p.A.	19,411	86
		1,418

Japan – 9.0%

Aeon Co. Ltd.	8,500	93

AEON Financial Service Co. Ltd.	1,690	43

Aeon Mall Co. Ltd.	1,680	33

Air Water, Inc.	2,000	36

Aisin Seiki Co. Ltd.	2,500	91

Ajinomoto Co., Inc.	7,000	154

Alfresa Holdings Corp.	2,400	34

Amada Co. Ltd.	4,000	38

ANA Holdings, Inc.	14,000	38

Asahi Glass Co. Ltd.	12,000	79

Asahi Kasei Corp.	16,000	153

Asics Corp.	2,200	60

Astellas Pharma, Inc.	27,300	447

Benesse Holdings, Inc.	900	28

Canon, Inc.	14,400	509

Casio Computer Co. Ltd.	2,300	44

Central Japan Railway Co.	1,800	326

Chiyoda Corp.	2,000	17

Chugai Pharmaceutical Co. Ltd.	2,710	85

Citizen Holdings Co. Ltd.	3,900	30

Dai Nippon Printing Co. Ltd.	7,000	68

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Japan – 9.0% – continued

Daicel Corp.	3,700	$44

Daikin Industries Ltd.	3,000	201

Daiwa House Industry Co. Ltd.	7,500	148

Denso Corp.	6,100	278

Dentsu, Inc.	2,800	120

East Japan Railway Co.	4,200	337

Eisai Co. Ltd.	3,205	228

FamilyMart Co. Ltd.	800	33

Fast Retailing Co. Ltd.	700	271

Fuji Heavy Industries Ltd.	7,308	243

Fujitsu Ltd.	24,000	164

Hino Motors Ltd.	3,100	44

Hitachi Chemical Co. Ltd.	1,517	32

Hitachi Construction Machinery Co. Ltd.	1,300	23

Hitachi High-Technologies Corp.	643	20

Hitachi Metals Ltd.	2,000	31

Honda Motor Co. Ltd.	20,600	669

Ibiden Co. Ltd.	1,800	30

Inpex Corp.	11,100	122

Isetan Mitsukoshi Holdings Ltd.	4,000	66

Itochu Techno-Solutions Corp.	600	12

Japan Airlines Co. Ltd.	1,400	44

JFE Holdings, Inc.	6,200	137

JSR Corp.	2,100	36

JTEKT Corp.	2,800	44

Kajima Corp.	10,000	46

Kaneka Corp.	3,000	21

Kansai Paint Co. Ltd.	3,000	55

Kao Corp.	6,500	325

Kawasaki Heavy Industries Ltd.	17,000	86

KDDI Corp.	22,200	503

Keio Corp.	7,000	55

Keyence Corp.	600	328

Kikkoman Corp.	2,000	64

Kobe Steel Ltd.	41,551	77

Komatsu Ltd.	11,600	228

Konica Minolta, Inc.	5,900	60

Kubota Corp.	14,000	222

Kuraray Co. Ltd.	4,600	62

Kurita Water Industries Ltd.	1,100	27

Kyocera Corp.	4,000	220

Kyowa Hakko Kirin Co. Ltd.	3,000	39

Lawson, Inc.	700	49

Makita Corp.	1,400	73

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Japan – 9.0% – continued

Marui Group Co. Ltd.	3,300	$37

Mazda Motor Corp.	6,900	140

McDonald’s Holdings Co. Japan Ltd.	700	16

Miraca Holdings, Inc.	800	37

Mitsubishi Corp.	17,400	351

Mitsubishi Electric Corp.	24,000	286

Mitsubishi Materials Corp.	15,000	50

Mitsubishi Motors Corp.	7,491	68

Mitsubishi UFJ Lease & Finance Co. Ltd.	5,830	29

Mitsui Chemicals, Inc.	11,000	35

Mitsui Fudosan Co. Ltd.	12,000	353

Mitsui OSK Lines Ltd.	13,000	44

Mizuho Financial Group, Inc.	293,173	516

Murata Manufacturing Co. Ltd.	2,615	360

Nabtesco Corp.	1,600	46

NEC Corp.	33,000	97

NGK Insulators Ltd.	3,000	64

NGK Spark Plug Co. Ltd.	2,400	65

Nikon Corp.	4,000	54

Nippon Paint Holdings Co. Ltd.	1,700	62

Nippon Steel & Sumitomo Metal Corp.	97,520	246

Nippon Telegraph & Telephone Corp.	4,700	290

Nippon Yusen K.K.	21,000	61

Nissan Motor Co. Ltd.	31,100	317

Nissin Foods Holdings Co. Ltd.	700	34

Nitto Denko Corp.	2,000	134

Nomura Research Institute Ltd.	1,366	51

NSK Ltd.	6,000	88

NTT Data Corp.	1,700	74

NTT DOCOMO, Inc.	19,500	339

Obayashi Corp.	7,000	45

Omron Corp.	2,600	117

Oriental Land Co. Ltd.	2,400	182

Osaka Gas Co. Ltd.	23,000	96

Panasonic Corp.	28,300	372

Resona Holdings, Inc.	27,500	137

Ricoh Co. Ltd.	9,100	99

Rinnai Corp.	400	30

Santen Pharmaceutical Co. Ltd.	4,500	65

Secom Co. Ltd.	2,600	174

Sekisui Chemical Co. Ltd.	5,000	65

Sekisui House Ltd.	7,200	105

Seven & i Holdings Co. Ltd.	9,500	400

Sharp Corp. *	17,000	33

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Japan – 9.0% – continued

Shimadzu Corp.	3,000	$33

Shimizu Corp.	7,000	47

Shin-Etsu Chemical Co. Ltd.	5,200	340

Showa Shell Sekiyu K.K.	1,900	17

SoftBank Corp.	12,100	703

Sompo Japan Nipponkoa Holdings, Inc.	4,300	134

Sony Corp. *	14,500	388

Stanley Electric Co. Ltd.	1,633	37

Sumitomo Chemical Co. Ltd.	18,000	93

Sumitomo Dainippon Pharma Co. Ltd.	1,935	23

Sumitomo Electric Industries Ltd.	9,700	127

Sumitomo Heavy Industries Ltd.	8,000	52

Sumitomo Metal Mining Co. Ltd.	6,000	88

Sumitomo Mitsui Financial Group, Inc.	16,100	617

Sumitomo Rubber Industries Ltd.	1,900	35

Suntory Beverage & Food Ltd.	1,900	81

Suzuken Co. Ltd.	938	29

Sysmex Corp.	1,742	97

T&D Holdings, Inc.	7,400	102

Taiyo Nippon Sanso Corp.	2,000	27

Takashimaya Co. Ltd.	4,000	39

Takeda Pharmaceutical Co. Ltd.	10,000	500

TDK Corp.	1,500	107

Teijin Ltd.	13,000	44

Toho Co. Ltd.	1,500	37

Toho Gas Co. Ltd.	5,000	29

Tokyo Electron Ltd.	2,200	153

Tokyo Gas Co. Ltd.	30,000	189

Tokyu Corp.	14,000	87

Toppan Printing Co. Ltd.	7,000	54

Toray Industries, Inc.	19,000	159

TOTO Ltd.	3,000	45

Toyo Seikan Group Holdings Ltd.	2,300	34

Toyo Suisan Kaisha Ltd.	1,000	35

Toyoda Gosei Co. Ltd.	700	16

Toyota Industries Corp.	2,100	120

Toyota Tsusho Corp.	2,500	66

USS Co. Ltd.	2,500	43

Yakult Honsha Co. Ltd.	1,000	70

Yamada Denki Co. Ltd.	10,460	43

Yamaha Corp.	2,200	39

Yamaha Motor Co. Ltd.	3,100	75

Yaskawa Electric Corp.	3,000	44

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Japan – 9.0% – continued

Yokogawa Electric Corp.	2,600	$28
		19,713

Netherlands – 1.3%

Aegon N.V.	23,242	184

Akzo Nobel N.V.	3,037	230

ASML Holding N.V.	4,447	453

Core Laboratories N.V.	589	62

Delta Lloyd N.V.	2,567	48

Gemalto N.V.	1,009	80

ING Groep N.V. – CVA *	48,749	715

Koninklijke Ahold N.V.	11,314	223

Koninklijke DSM N.V.	2,208	123

Koninklijke KPN N.V.	40,184	136

Koninklijke Philips N.V.	11,670	332

Koninklijke Vopak N.V.	955	53

Wolters Kluwer N.V.	3,946	129
		2,768

New Zealand – 0.1%

Auckland International Airport Ltd.	11,412	38

Fletcher Building Ltd.	7,845	50

Ryman Healthcare Ltd.	3,934	23
		111

Norway – 0.4%

DNB ASA	12,061	194

Norsk Hydro ASA	17,578	92

Orkla ASA	10,344	78

Statoil ASA	13,894	246

Telenor ASA	9,376	190
		800

Portugal – 0.1%

Banco Espirito Santo S.A. (Registered) (1)*	29,034	–

EDP – Energias de Portugal S.A.	29,530	111

Galp Energia SGPS S.A.	4,650	50

Jeronimo Martins SGPS S.A.	2,778	35
		196

Singapore – 0.2%

Ascendas Real Estate Investment Trust	24,000	45

CapitaLand Ltd.	33,700	88

CapitaMall Trust	33,300	53

City Developments Ltd.	5,000	37

Jardine Cycle & Carriage Ltd.	1,300	39

Keppel Corp. Ltd.	19,000	124

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Singapore – 0.2% – continued

Keppel Land Ltd.	10,000	$32

Singapore Airlines Ltd.	7,100	62

Singapore Press Holdings Ltd.	19,000	58
		538

South Africa – 0.0%

Investec PLC	6,523	54

Spain – 1.2%

Abertis Infraestructuras S.A.	5,239	95

Amadeus IT Holding S.A., Class A	5,650	242

Banco Bilbao Vizcaya Argentaria S.A.	78,762	795

CaixaBank S.A.	28,742	136

Distribuidora Internacional de Alimentacion S.A.	7,224	57

Enagas S.A.	2,626	75

Ferrovial S.A.	5,322	113

Iberdrola S.A.	65,654	423

Inditex S.A.	13,893	445

Red Electrica Corp. S.A.	1,417	115

Repsol S.A.	13,222	246
		2,742

Sweden – 1.7%

Alfa Laval AB	3,856	76

Assa Abloy AB, Class B	4,273	255

Atlas Copco AB, Class A	8,534	276

Atlas Copco AB, Class B	5,020	148

Autoliv, Inc.	1,113	131

Boliden AB	3,460	69

Electrolux AB, Series B	3,086	88

Hennes & Mauritz AB, Class B	12,045	488

ICA Gruppen AB	967	33

Industrivarden AB, Class C	2,202	41

Investment AB Kinnevik, Class B	3,110	104

Millicom International Cellular S.A. SDR	760	55

Nordea Bank AB	38,541	470

Sandvik AB	13,443	150

Skandinaviska Enskilda Banken AB, Class A	19,324	226

Skanska AB, Class B	4,943	111

SKF AB, Class B	5,028	130

Svenska Cellulosa AB S.C.A., Class B	7,316	169

Swedbank AB, Class A	11,269	269

Tele2 AB, Class B	4,356	52

TeliaSonera AB	32,793	208

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

Sweden – 1.7% – continued

Volvo AB, Class B	19,425	$235
		3,784

Switzerland – 4.0%

ACE Ltd.	4,176	466

Actelion Ltd. (Registered) *	1,264	146

Aryzta A.G. *	1,060	65

Chocoladefabriken Lindt & Sprungli A.G. (Participation Certificate)	13	70

Chocoladefabriken Lindt & Sprungli A.G. (Registered)	1	63

Coca-Cola HBC A.G. – CDI *	2,760	50

Geberit A.G. (Registered)	482	181

Givaudan S.A. (Registered) *	119	215

Holcim Ltd. (Registered) *	2,843	212

Kuehne + Nagel International A.G. (Registered)	708	105

Lonza Group A.G. (Registered) *	681	85

Novartis A.G. (Registered)	29,071	2,875

Roche Holding A.G. (Genusschein)	8,879	2,448

SGS S.A. (Registered)	69	132

STMicroelectronics N.V.	8,516	79

Sulzer A.G. (Registered)	286	31

Swiss Re A.G.	4,417	428

Swisscom A.G. (Registered)	290	169

Weatherford International PLC *	10,097	124

Wolseley PLC	3,223	191

Zurich Insurance Group A.G. *	1,890	640
		8,775

United Kingdom – 8.3%

3i Group PLC	11,963	86

Aberdeen Asset Management PLC	12,116	83

Aggreko PLC	3,130	71

Amec Foster Wheeler PLC	4,645	62

Associated British Foods PLC	4,425	185

Aviva PLC	37,227	298

BG Group PLC	43,127	530

British Land (The) Co. PLC	12,226	151

BT Group PLC	102,889	667

Bunzl PLC	4,274	116

Capita PLC	8,271	137

Centrica PLC	62,723	235

CNH Industrial N.V.	12,316	101

Croda International PLC	1,797	73

Delphi Automotive PLC	3,733	298

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

United Kingdom – 8.3% – continued

easyJet PLC	2,120	$59

Ensco PLC, Class A	3,011	63

GKN PLC	21,161	112

GlaxoSmithKline PLC	61,425	1,407

Hammerson PLC	9,930	98

HSBC Holdings PLC	242,531	2,064

InterContinental Hotels Group PLC	2,944	115

Intertek Group PLC	2,078	77

Intu Properties PLC	10,848	56

ITV PLC	49,696	186

J Sainsbury PLC	16,816	64

Johnson Matthey PLC	2,618	131

Kingfisher PLC	29,906	169

Land Securities Group PLC	9,818	182

Legal & General Group PLC	74,991	310

Liberty Global PLC, Class A *	3,086	159

Liberty Global PLC, Series C *	8,110	404

London Stock Exchange Group PLC	3,945	144

Marks & Spencer Group PLC	21,114	167

Meggitt PLC	9,978	81

Michael Kors Holdings Ltd. *	2,636	173

National Grid PLC	47,630	609

Next PLC	1,960	204

Noble Corp. PLC	3,400	49

Old Mutual PLC	62,558	206

Pearson PLC	10,312	222

Pentair PLC	2,269	143

Petrofac Ltd.	3,494	49

Prudential PLC	32,429	803

Reckitt Benckiser Group PLC	8,188	702

Reed Elsevier N.V.	8,754	218

Reed Elsevier PLC	14,570	250

Rexam PLC	8,463	73

RSA Insurance Group PLC	13,473	84

Schroders PLC	1,675	79

Segro PLC	8,636	53

Smiths Group PLC	5,217	86

Sports Direct International PLC *	2,928	26

SSE PLC	12,587	280

Standard Chartered PLC	31,479	510

Standard Life PLC	24,760	174

Subsea 7 S.A.	3,406	29

Tate & Lyle PLC	6,370	56

Tesco PLC	102,459	367

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

United Kingdom – 8.3% – continued

Travis Perkins PLC	3,010	$87

Tullow Oil PLC	11,927	50

Unilever N.V. – CVA	20,583	861

Unilever PLC	16,216	676

United Utilities Group PLC	8,800	122

Vodafone Group PLC	334,980	1,095

Whitbread PLC	2,296	178

William Hill PLC	11,606	64

Willis Group Holdings PLC	1,967	95

WM Morrison Supermarkets PLC	24,825	71

WPP PLC	16,622	377
		18,262

United States – 53.0%

3M Co.	7,729	1,275

Abbott Laboratories	19,024	881

Accenture PLC, Class A	7,947	745

Adobe Systems, Inc. *	5,972	442

Aetna, Inc.	4,441	473

Aflac, Inc.	5,726	367

AGCO Corp.	1,036	49

Agilent Technologies, Inc.	4,216	175

Air Products & Chemicals, Inc.	2,750	416

Albemarle Corp.	1,400	74

Alexion Pharmaceuticals, Inc. *	2,559	443

Alliant Energy Corp.	1,452	91

American Express Co.	11,768	919

American Tower Corp.	5,028	473

American Water Works Co., Inc.	2,305	125

Ameriprise Financial, Inc.	2,326	304

AmerisourceBergen Corp.	2,794	318

AMETEK, Inc.	3,202	168

Amgen, Inc.	9,625	1,539

Analog Devices, Inc.	3,934	248

Annaly Capital Management, Inc.	11,865	123

ANSYS, Inc. *	1,205	106

Antero Resources Corp. *	615	22

Apache Corp.	4,756	287

Applied Materials, Inc.	15,353	346

Autodesk, Inc. *	2,815	165

Automatic Data Processing, Inc.	6,100	522

AutoZone, Inc. *	405	276

AvalonBay Communities, Inc.	1,669	291

Avery Dennison Corp.	1,138	60

Avon Products, Inc.	5,067	41

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

United States – 53.0% – continued

Axis Capital Holdings Ltd.	1,147	$59

Baker Hughes, Inc.	5,413	344

Ball Corp.	1,597	113

Bank of New York Mellon (The) Corp.	14,198	571

BB&T Corp.	9,062	353

Becton Dickinson and Co.	2,422	348

Bed Bath & Beyond, Inc. *	2,350	180

Berkshire Hathaway, Inc., Class B *	14,576	2,104

Best Buy Co., Inc.	3,773	143

Biogen, Inc. *	2,931	1,238

BioMarin Pharmaceutical, Inc. *	1,956	244

BlackRock, Inc.	1,652	604

BorgWarner, Inc.	2,844	172

Boston Properties, Inc.	1,980	278

Bristol-Myers Squibb Co.	20,957	1,352

Bunge Ltd.	1,835	151

C.H. Robinson Worldwide, Inc.	1,870	137

CA, Inc.	4,128	135

Cablevision Systems Corp., Class A (New York Group)	2,646	48

Calpine Corp. *	3,972	91

Cameron International Corp. *	2,400	108

Campbell Soup Co.	2,637	123

Cardinal Health, Inc.	4,145	374

CarMax, Inc. *	2,609	180

Caterpillar, Inc.	7,267	582

CBRE Group, Inc., Class A *	3,826	148

Celanese Corp., Series A	1,833	102

CenterPoint Energy, Inc.	5,213	106

CenturyLink, Inc.	7,259	251

Cerner Corp. *	3,904	286

Charles Schwab (The) Corp.	14,941	455

Charter Communications, Inc., Class A *	962	186

Cheniere Energy, Inc. *	2,831	219

Chipotle Mexican Grill, Inc. *	385	250

Chubb (The) Corp.	2,983	302

Cigna Corp.	3,278	424

Cimarex Energy Co.	1,106	127

Cisco Systems, Inc.	64,669	1,780

CIT Group, Inc.	2,400	108

Citrix Systems, Inc. *	2,000	128

Clorox (The) Co.	1,610	178

CME Group, Inc.	4,072	386

CMS Energy Corp.	3,549	124

Coca-Cola Enterprises, Inc.	2,800	124

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

United States – 53.0% – continued

Cognizant Technology Solutions Corp., Class A *	7,755	$484

Colgate-Palmolive Co.	11,512	798

Comerica, Inc.	2,352	106

ConAgra Foods, Inc.	5,436	199

Concho Resources, Inc. *	1,412	164

Consolidated Edison, Inc.	3,752	229

Continental Resources, Inc. *	1,114	49

Corning, Inc.	16,262	369

Crown Castle International Corp.	4,254	351

CSX Corp.	12,727	422

Cummins, Inc.	2,217	307

Danaher Corp.	7,943	674

Darden Restaurants, Inc.	1,551	108

DaVita HealthCare Partners, Inc. *	2,159	176

Deere & Co.	4,307	378

DENTSPLY International, Inc.	1,866	95

Devon Energy Corp.	4,836	292

Digital Realty Trust, Inc.	1,728	114

DIRECTV *	6,035	514

Discover Financial Services	5,761	325

Discovery Communications, Inc., Class A *	1,992	61

Discovery Communications, Inc., Class C *	3,390	100

Dover Corp.	2,112	146

Dr. Pepper Snapple Group, Inc.	2,462	193

Duke Energy Corp.	8,897	683

Duke Realty Corp.	4,253	93

Dun & Bradstreet (The) Corp.	423	54

Eastman Chemical Co.	1,920	133

Eaton Corp. PLC	6,021	409

Ecolab, Inc.	3,455	395

Edwards Lifesciences Corp. *	1,317	188

EMC Corp.	25,708	657

Energen Corp.	985	65

Energizer Holdings, Inc.	798	110

EOG Resources, Inc.	6,963	638

EQT Corp.	1,948	161

Equifax, Inc.	1,570	146

Equinix, Inc.	673	157

Equity Residential	4,318	336

Estee Lauder (The) Cos., Inc., Class A	2,919	243

Eversource Energy	3,972	201

Expeditors International of Washington, Inc.	2,388	115

Fastenal Co.	3,615	150

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

United States – 53.0% – continued

Federal Realty Investment Trust	850	$125

FireEye, Inc. *	1,000	39

FleetCor Technologies, Inc. *	1,048	158

Flextronics International Ltd. *	7,118	90

Fluor Corp.	2,031	116

FMC Technologies, Inc. *	2,924	108

Ford Motor Co.	45,361	732

Franklin Resources, Inc.	5,153	264

GameStop Corp., Class A	1,377	52

Gap (The), Inc.	3,087	134

General Mills, Inc.	7,620	431

Genuine Parts Co.	1,970	184

Genworth Financial, Inc., Class A *	6,751	49

Gilead Sciences, Inc. *	19,070	1,871

Google, Inc., Class A *	3,617	2,006

Google, Inc., Class C *	3,668	2,010

Harley-Davidson, Inc.	2,701	164

Hartford Financial Services Group (The), Inc.	5,386	225

Hasbro, Inc.	1,400	89

HCP, Inc.	5,710	247

Health Care REIT, Inc.	4,129	319

Henry Schein, Inc. *	1,087	152

Hertz Global Holdings, Inc. *	5,764	125

Hess Corp.	3,349	227

Hewlett-Packard Co.	23,587	735

Hologic, Inc. *	2,841	94

Hormel Foods Corp.	1,725	98

Host Hotels & Resorts, Inc.	9,644	195

Humana, Inc.	1,940	345

IHS, Inc., Class A *	889	101

Illinois Tool Works, Inc.	4,727	459

Ingersoll-Rand PLC	3,375	230

Integrys Energy Group, Inc.	1,038	75

Intel Corp.	61,085	1,910

Intercontinental Exchange, Inc.	1,433	334

International Business Machines Corp.	11,865	1,904

International Flavors & Fragrances, Inc.	1,050	123

International Paper Co.	5,050	280

Intuit, Inc.	3,380	328

Invesco Ltd.	5,373	213

Iron Mountain, Inc.	2,036	74

Jacobs Engineering Group, Inc. *	1,592	72

JM Smucker (The) Co.	1,321	153

Johnson & Johnson	35,350	3,556

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

United States – 53.0% – continued

Johnson Controls, Inc.	8,478	$428

Joy Global, Inc.	1,319	52

Kellogg Co.	3,345	221

Keurig Green Mountain, Inc.	1,513	169

KeyCorp	11,143	158

Kimberly-Clark Corp.	4,748	509

Kohl’s Corp.	2,633	206

Kraft Foods Group, Inc.	7,389	644

Kroger (The) Co.	5,887	451

Laboratory Corp. of America Holdings *	1,297	164

Lam Research Corp.	2,057	144

Legg Mason, Inc.	1,359	75

Level 3 Communications, Inc. *	3,669	198

Liberty Interactive Corp., Class A *	5,753	168

Liberty Property Trust	2,000	71

LKQ Corp. *	3,917	100

Lowe’s Cos., Inc.	12,505	930

LyondellBasell Industries N.V., Class A	5,347	469

M&T Bank Corp.	1,546	196

Macerich (The) Co.	1,807	152

Macy’s, Inc.	4,363	283

ManpowerGroup, Inc.	983	85

Marathon Oil Corp.	8,421	220

Marathon Petroleum Corp.	3,520	360

Marriott International, Inc., Class A	2,831	227

Marsh & McLennan Cos., Inc.	6,860	385

Marvell Technology Group Ltd.	4,900	72

Masco Corp.	4,600	123

MasterCard, Inc., Class A	12,700	1,097

Mattel, Inc.	4,245	97

McCormick & Co., Inc. (Non Voting)	1,488	115

McDonald’s Corp.	12,299	1,198

MDU Resources Group, Inc.	2,489	53

Mead Johnson Nutrition Co.	2,564	258

MeadWestvaco Corp.	2,013	100

Merck & Co., Inc.	36,021	2,071

Mettler-Toledo International, Inc. *	346	114

MGM Resorts International *	5,085	107

Microchip Technology, Inc.	2,580	126

Mohawk Industries, Inc. *	803	149

Mondelez International, Inc., Class A	21,246	767

Mosaic (The) Co.	4,068	187

Motorola Solutions, Inc.	2,827	188

NASDAQ OMX Group (The), Inc.	1,380	70

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

United States – 53.0% – continued

National Oilwell Varco, Inc.	5,353	$268

Netflix, Inc. *	713	297

NetSuite, Inc. *	400	37

New York Community Bancorp, Inc.	5,736	96

Newell Rubbermaid, Inc.	3,432	134

NextEra Energy, Inc.	5,528	575

NIKE, Inc., Class B	8,659	869

NiSource, Inc.	3,965	175

Noble Energy, Inc.	4,528	221

Nordstrom, Inc.	1,795	144

Norfolk Southern Corp.	3,950	407

Northern Trust Corp. (2)	2,780	194

Nucor Corp.	4,048	192

NVIDIA Corp.	6,816	143

Occidental Petroleum Corp.	9,841	718

Oceaneering International, Inc.	1,378	74

ONEOK, Inc.	2,607	126

Oracle Corp.	44,764	1,932

Owens-Illinois, Inc. *	2,279	53

PACCAR, Inc.	4,581	289

Pall Corp.	1,314	132

Parker-Hannifin Corp.	1,899	226

PartnerRe Ltd.	564	64

Patterson Cos., Inc.	1,145	56

People’s United Financial, Inc.	4,172	63

Pepco Holdings, Inc.	3,052	82

PepsiCo, Inc.	18,910	1,808

Phillips 66	6,956	547

Pinnacle West Capital Corp.	1,446	92

Pioneer Natural Resources Co.	1,888	309

Plum Creek Timber Co., Inc.	2,252	98

PNC Financial Services Group (The), Inc.	6,624	618

Polaris Industries, Inc.	804	113

Praxair, Inc.	3,733	451

Precision Castparts Corp.	1,783	374

Principal Financial Group, Inc.	3,752	193

Procter & Gamble (The) Co.	34,137	2,797

Progressive (The) Corp.	7,050	192

ProLogis, Inc.	6,222	271

Prudential Financial, Inc.	5,797	466

Public Service Enterprise Group, Inc.	6,365	267

PVH Corp.	1,075	115

QEP Resources, Inc.	2,100	44

QUALCOMM, Inc.	21,000	1,456

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

United States – 53.0% – continued

Quanta Services, Inc. *	2,575	$73

Rackspace Hosting, Inc. *	1,592	82

Range Resources Corp.	2,100	109

Raymond James Financial, Inc.	1,604	91

RenaissanceRe Holdings Ltd.	445	44

ResMed, Inc.	1,781	128

Robert Half International, Inc.	1,800	109

Rock-Tenn Co., Class A	1,773	114

Rockwell Automation, Inc.	1,683	195

Rockwell Collins, Inc.	1,478	143

Roper Industries, Inc.	1,245	214

Ross Stores, Inc.	2,652	279

Royal Caribbean Cruises Ltd.	2,129	174

salesforce.com, Inc. *	7,609	508

SanDisk Corp.	2,800	178

Scripps Networks Interactive, Inc., Class A	933	64

Seagate Technology PLC	4,069	212

Sealed Air Corp.	2,467	112

SEI Investments Co.	1,867	82

Sempra Energy	2,949	322

Sherwin-Williams (The) Co.	1,043	297

Sigma-Aldrich Corp.	1,478	204

Simon Property Group, Inc.	3,970	777

Skyworks Solutions, Inc.	2,400	236

Southwest Airlines Co.	2,203	98

Southwestern Energy Co. *	4,808	112

Spectra Energy Corp.	8,376	303

Sprint Corp. *	10,733	51

Staples, Inc.	8,297	135

Starbucks Corp.	9,435	894

Starwood Hotels & Resorts

Worldwide, Inc.	2,291	191

State Street Corp.	5,300	390

Superior Energy Services, Inc.	1,778	40

Symantec Corp.	8,718	204

Sysco Corp.	7,336	277

T Rowe Price Group, Inc.	3,243	263

TD Ameritrade Holding Corp.	3,313	123

Teradata Corp. *	1,900	84

Tesla Motors, Inc. *	1,154	218

Tesoro Corp.	1,548	141

Texas Instruments, Inc.	13,293	760

Thermo Fisher Scientific, Inc.	5,067	681

Tiffany & Co.	1,626	143

Time Warner Cable, Inc.	3,577	536

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.7% – continued

United States – 53.0% – continued

Time Warner, Inc.	10,609	$896

TJX (The) Cos., Inc.	8,704	610

Tractor Supply Co.	1,681	143

Travelers (The) Cos., Inc.	4,204	455

Trimble Navigation Ltd. *	3,137	79

TripAdvisor, Inc. *	1,436	119

Tyco International PLC	5,380	232

UDR, Inc.	3,325	113

Ulta Salon Cosmetics & Fragrance, Inc. *	798	120

Under Armour, Inc., Class A *	2,115	171

Union Pacific Corp.	11,224	1,216

United Parcel Service, Inc., Class B	8,857	859

United Rentals, Inc. *	1,253	114

US Bancorp	22,616	988

Valeant Pharmaceuticals International, Inc. *	4,064	803

Varian Medical Systems, Inc. *	1,240	117

Ventas, Inc.	4,028	294

Verizon Communications, Inc.	52,483	2,552

Vertex Pharmaceuticals, Inc. *	3,059	361

VF Corp.	4,305	324

Vornado Realty Trust	2,175	244

Waste Management, Inc.	5,587	303

Waters Corp. *	1,094	136

Western Union (The) Co.	6,600	137

Weyerhaeuser Co.	6,575	218

Whirlpool Corp.	976	197

Whiting Petroleum Corp. *	2,091	65

Whole Foods Market, Inc.	4,571	238

Williams (The) Cos., Inc.	9,031	457

Wisconsin Energy Corp.	2,852	141

Workday, Inc., Class A *	1,230	104

WW Grainger, Inc.	767	181

Wyndham Worldwide Corp.	1,568	142

Xcel Energy, Inc.	6,448	224

Xerox Corp.	13,829	178

Xylem, Inc.	2,424	85

Yahoo!, Inc. *	11,345	504

Zoetis, Inc.	6,417	296
		116,806
Total Common Stocks (3)
(Cost $158,837)		210,813

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.4%

Germany – 0.4%

Bayerische Motoren Werke A.G.	699	$65

Henkel A.G. & Co. KGaA	2,264	267

Volkswagen A.G.	2,061	548
		880
Total Preferred Stocks (3)
(Cost $653)		880

RIGHTS – 0.0%

Spain – 0.0%

Banco Bilbao Vizcaya Argentaria S.A. *	78,762	12
Total Rights
(Cost $11)		12

INVESTMENT COMPANIES – 2.7%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (4)	5,810,000	5,810
Total Investment Companies
(Cost $5,810)		5,810

Total Investments – 98.8%
(Cost $165,311)		217,515

Other Assets less Liabilities – 1.2%		2,686
NET ASSETS – 100.0%		$220,201

(1)	Value rounds to less than one thousand.
(2)	Investment in affiliate.
(3)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Morgan Stanley	United States Dollar	114	British Pound	77	06/17/15	$–*
Morgan Stanley	United States Dollar	94	Canadian Dollar	120	06/17/15	1
Morgan Stanley	United States Dollar	257	Euro	243	06/17/15	4
Morgan Stanley	United States Dollar	118	Japanese Yen	14,293	06/17/15	2
UBS	United States Dollar	5	Swiss Franc	5	06/17/15	–*

Total						$7

*	Amount rounds to less than one thousand.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500 (United States Dollar)	48	$4,946	Long	06/15	$14
Euro Stoxx 50 (Euro)	30	1,171	Long	06/15	20
FTSE 100 Index (British Pound)	7	699	Long	06/15	5
S&P/TSX 60 Index (Canadian Dollar)	2	273	Long	06/15	5
SPI 200 Index (Australian Dollar)	3	336	Long	06/15	2
Topix Index (Japanese Yen)	5	643	Long	06/15	7
Yen Denominated Nikkei 225 (Japanese Yen)	3	240	Long	06/15	3

Total					$56

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

GLOBAL SUSTAINABILITY INDEX FUND continued

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.7%
Consumer Staples	9.2
Energy	5.2
Financials	21.4
Health Care	14.8
Industrials	10.7
Information Technology	13.5
Materials	5.5
Telecommunication Services	3.7
Utilities	3.3

Total	100.0%

At March 31, 2015, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	56.6%
Euro	10.9
Japanese Yen	9.3
British Pound	7.5
All other currencies less than 5%	15.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2015 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)		TOTAL (000s)
Common Stocks
Canada	$8,512	$–	$–		$8,512
Ireland	1,593	403	–		1,996
Netherlands	62	2,706	–		2,768
Portugal	–	196	–	*	196
Sweden	131	3,653	–		3,784
Switzerland	590	8,185	–		8,775
United Kingdom	1,383	16,879	–		18,262
United States	116,806	–	–		116,806
All Other Countries (1)	–	49,714	–		49,714
Total Common Stocks	129,077	81,736	–		210,813
Preferred Stocks (1)	–	880	–		880
Rights (1)	12	–	–		12
Investment Companies	5,810	–	–		5,810
Total Investments	$134,899	$82,616	$–		$217,515

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign
Currency Exchange
Contracts	$–	$7	$–		$7
Future Contracts	56	–	–		56
Total Other Financial Instruments	$56	$7	$–		$63

(1)	Classifications as defined in the Schedule of Investments.
*	Amount rounds to less than one thousand.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1 and Level 2 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/14 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)		TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/15 (000s)		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/15 (000s)

Common Stock

Portugal	$–	$–	$–	$–	$–	$–	*	$–	$–	*	$(46)

*	Amount rounds to less than one thousand.

The Fund valued the security included in the balance as of 3/31/15 above using prices provided by the Asset Management PVC which also caused the transfers into Level 3, noted above.

	FAIR VALUE AT 3/31/15 (000s)		VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stock	$–	*	Market Comparable Companies	Price to Earnings Multiple/Liquidity Discount

*	Amount rounds to less than one thousand.

The significant unobservable inputs used in the fair value measurement is the price to earnings multiple along with liquidity discounts. Significant increases (decreases) in the price to earnings multiple in isolation would result in a significantly higher (lower) fair value measurement while an increase (decrease) in liquidity discounts in isolation would result in a significantly lower (higher) fair value measurement.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0%

Australia – 7.3%

AGL Energy Ltd.	216,992	$2,508

ALS Ltd.	120,314	452

Alumina Ltd.	780,732	952

Amcor Ltd.	385,116	4,109

AMP Ltd.	943,561	4,613

APA Group	348,828	2,403

Asciano Ltd.	307,770	1,483

ASX Ltd.	60,125	1,892

Aurizon Holdings Ltd.	698,763	2,576

AusNet Services	590,082	655

Australia & New Zealand Banking Group Ltd.	877,468	24,455

Bank of Queensland Ltd.	111,901	1,173

Bendigo & Adelaide Bank Ltd.	145,158	1,385

BGP Holdings PLC (1)*	1,085,479	–

BHP Billiton Ltd.	1,024,020	23,849

BHP Billiton PLC	673,305	14,619

Boral Ltd.	255,571	1,242

Brambles Ltd.	498,789	4,367

Caltex Australia Ltd.	43,711	1,162

Coca-Cola Amatil Ltd.	190,223	1,559

Cochlear Ltd.	17,433	1,199

Commonwealth Bank of Australia	516,869	36,676

Computershare Ltd.	146,252	1,413

Crown Resorts Ltd.	120,407	1,222

CSL Ltd.	151,224	10,591

Dexus Property Group	289,536	1,667

Federation Centres	449,059	1,037

Flight Centre Travel Group Ltd.	19,406	584

Fortescue Metals Group Ltd.	484,397	718

Goodman Group	560,323	2,700

GPT Group (The)	539,922	1,876

Harvey Norman Holdings Ltd.	189,615	641

Healthscope Ltd.	336,875	784

Iluka Resources Ltd.	134,732	868

Incitec Pivot Ltd.	533,896	1,650

Insurance Australia Group Ltd.	750,834	3,480

James Hardie Industries PLC – CDI	148,828	1,721

Leighton Holdings Ltd.	35,751	573

Lend Lease Group	177,502	2,242

Macquarie Group Ltd.	92,376	5,367

Medibank Pvt Ltd. *	883,340	1,559

Mirvac Group	1,165,649	1,780

National Australia Bank Ltd.	753,113	22,049

Newcrest Mining Ltd. *	244,272	2,476

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Australia – 7.3% – continued

Novion Property Group	683,136	$1,302

Orica Ltd.	116,023	1,761

Origin Energy Ltd.	351,505	3,013

Platinum Asset Management Ltd.	72,469	431

Qantas Airways Ltd. *	203,515	483

QBE Insurance Group Ltd.	432,650	4,282

Ramsay Health Care Ltd.	41,056	2,097

REA Group Ltd.	18,175	667

Santos Ltd.	306,774	1,655

Scentre Group	1,688,763	4,798

Seek Ltd.	99,475	1,294

Sonic Healthcare Ltd.	119,830	1,862

Stockland	754,336	2,578

Suncorp Group Ltd.	412,880	4,236

Sydney Airport	363,757	1,431

Tabcorp Holdings Ltd.	266,821	962

Tatts Group Ltd.	440,101	1,333

Telstra Corp. Ltd.	1,361,102	6,532

Toll Holdings Ltd.	222,066	1,495

TPG Telecom Ltd.	95,734	666

Transurban Group	575,410	4,167

Treasury Wine Estates Ltd.	200,428	779

Wesfarmers Ltd.	357,301	11,939

Westfield Corp.	633,436	4,595

Westpac Banking Corp.	990,453	29,632

Woodside Petroleum Ltd.	237,384	6,210

Woolworths Ltd.	402,746	9,020

WorleyParsons Ltd.	72,277	525
		310,072

Austria – 0.2%

ANDRITZ A.G.	23,148	1,384

Erste Group Bank A.G.	86,480	2,131

IMMOFINANZ A.G.	317,007	932

OMV A.G.	49,635	1,362

Raiffeisen Bank International A.G.	40,597	568

Vienna Insurance Group A.G.

Wiener Versicherung Gruppe	13,656	605

voestalpine A.G.	35,659	1,303
		8,285

Belgium – 1.3%

Ageas	71,681	2,574

Anheuser-Busch InBev N.V.	256,735	31,405

Belgacom S.A.	46,705	1,636

Colruyt S.A.	21,241	924

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Belgium – 1.3% – continued

Delhaize Group S.A.	32,927	$2,963

Groupe Bruxelles Lambert S.A.	25,667	2,126

KBC Groep N.V. *	80,417	4,976

Solvay S.A., Class A	19,089	2,761

Telenet Group Holding N.V. *	16,636	915

UCB S.A.	40,261	2,901

Umicore S.A.	33,461	1,395
		54,576

Denmark – 1.7%

AP Moeller – Maersk A/S, Class A	1,249	2,538

AP Moeller – Maersk A/S, Class B	2,291	4,791

Carlsberg A/S, Class B	34,887	2,881

Coloplast A/S, Class B	35,615	2,695

Danske Bank A/S	207,993	5,489

DSV A/S	55,871	1,739

ISS A/S *	39,610	1,248

Novo Nordisk A/S, Class B	639,066	34,194

Novozymes A/S, Class B	75,690	3,462

Pandora A/S	36,483	3,326

RTL Group S.A.	11,766	1,131

TDC A/S	264,030	1,891

Tryg A/S	6,509	767

Vestas Wind Systems A/S	71,731	2,970

William Demant Holding A/S *	7,749	658
		69,780

Finland – 0.9%

Elisa OYJ	47,162	1,186

Fortum OYJ	140,413	2,943

Kone OYJ, Class B	100,731	4,465

Metso OYJ	36,594	1,068

Neste Oil OYJ	39,575	1,038

Nokia OYJ	1,194,373	9,124

Nokian Renkaat OYJ	36,964	1,102

Orion OYJ, Class B	32,403	914

Sampo OYJ, Class A	143,345	7,243

Stora Enso OYJ (Registered)	172,620	1,779

UPM-Kymmene OYJ	167,869	3,268

Wartsila OYJ Abp	47,017	2,083
		36,213

France – 9.5%

Accor S.A.	66,858	3,492

Aeroports de Paris	9,081	1,086

Air Liquide S.A.	109,862	14,131

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

France – 9.5% – continued

Airbus Group N.V.	187,447	$12,180

Alcatel-Lucent *	908,143	3,437

Alstom S.A. *	69,472	2,139

ArcelorMittal	320,697	3,017

Arkema S.A.	20,142	1,590

AtoS	25,454	1,748

AXA S.A.	579,449	14,612

BNP Paribas S.A.	337,853	20,547

Bollore S.A.	270,887	1,444

Bollore S.A. *	900	5

Bouygues S.A.	52,779	2,073

Bureau Veritas S.A.	83,584	1,796

Cap Gemini S.A.	45,586	3,743

Carrefour S.A.	175,705	5,858

Casino Guichard Perrachon S.A.	18,386	1,626

Christian Dior S.E.	17,761	3,336

Cie de Saint-Gobain	143,638	6,302

Cie Generale des Etablissements Michelin	59,051	5,880

CNP Assurances	55,669	974

Credit Agricole S.A.	330,977	4,866

Danone S.A.	184,120	12,391

Dassault Systemes S.A.	40,989	2,777

Edenred	69,464	1,732

Electricite de France S.A.	78,644	1,889

Essilor International S.A.	64,820	7,443

Eurazeo S.A.	11,928	818

Eutelsat Communications S.A.	48,227	1,597

Fonciere Des Regions	8,972	888

Fonciere Des Regions *	488	47

GDF Suez	461,494	9,132

Gecina S.A.	8,963	1,212

Groupe Eurotunnel S.E. (Registered)	147,823	2,119

Hermes International	8,280	2,923

ICADE	11,947	1,079

Iliad S.A.	8,386	1,959

Imerys S.A.	10,710	787

JCDecaux S.A.	23,061	774

Kering	23,945	4,680

Klepierre	57,556	2,827

Lafarge S.A.	58,616	3,801

Lagardere S.C.A.	38,514	1,153

Legrand S.A.	84,851	4,573

L’Oreal S.A.	80,179	14,763

LVMH Moet Hennessy Louis Vuitton S.E.	89,167	15,736

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

France – 9.5% – continued

Natixis S.A.	300,872	$2,247

Numericable-SFR SAS *	30,274	1,651

Orange S.A.	591,690	9,520

Pernod Ricard S.A.	67,346	7,947

Peugeot S.A. *	121,306	2,033

Publicis Groupe S.A.	59,465	4,591

Remy Cointreau S.A.	8,549	630

Renault S.A.	61,535	5,608

Rexel S.A.	89,983	1,697

Safran S.A.	93,185	6,512

Sanofi	380,656	37,457

Schneider Electric S.A./S.E.	4,873	378

Schneider Electric S.E.	162,453	12,636

SCOR S.E.	51,368	1,735

SES S.A.	97,107	3,437

Societe BIC S.A.	9,223	1,314

Societe Generale S.A.	230,632	11,150

Sodexo S.A.	30,814	3,007

Suez Environnement Co.	94,569	1,624

Technip S.A.	32,269	1,956

Thales S.A.	29,222	1,622

TOTAL S.A.	681,951	33,928

Unibail-Rodamco S.E.	31,410	8,477

Valeo S.A.	24,293	3,632

Vallourec S.A.	33,689	823

Veolia Environnement S.A.	136,385	2,582

Vinci S.A.	151,459	8,668

Vivendi S.A.	385,207	9,578

Wendel S.A.	9,571	1,141

Zodiac Aerospace	58,409	1,936
		402,499

Germany – 8.6%

adidas A.G.	66,269	5,254

Allianz S.E. (Registered)	145,893	25,351

Axel Springer S.E.	12,469	737

BASF S.E.	293,221	29,177

Bayer A.G. (Registered)	263,566	39,602

Bayerische Motoren Werke A.G.	105,902	13,254

Beiersdorf A.G.	32,732	2,847

Brenntag A.G.	49,448	2,964

Celesio A.G.	17,445	516

Commerzbank A.G. *	305,966	4,219

Continental A.G.	35,238	8,346

Daimler A.G. (Registered)	307,425	29,609

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Germany – 8.6% – continued

Deutsche Annington Immobilien S.E.	110,832	$3,745

Deutsche Bank A.G. (Registered)	440,685	15,332

Deutsche Boerse A.G.	61,724	5,048

Deutsche Lufthansa A.G. (Registered)	76,775	1,080

Deutsche Post A.G. (Registered)	307,629	9,623

Deutsche Telekom A.G. (Registered)	1,012,739	18,544

Deutsche Wohnen A.G. (Bearer)	94,410	2,421

E.ON S.E.	637,543	9,499

Fraport A.G. Frankfurt Airport Services Worldwide	12,129	726

Fresenius Medical Care A.G. & Co. KGaA	69,217	5,761

Fresenius S.E. & Co. KGaA	120,915	7,221

GEA Group A.G.	58,516	2,830

Hannover Rueck S.E.	19,218	1,988

HeidelbergCement A.G.	44,235	3,509

Henkel A.G. & Co. KGaA	37,344	3,862

HUGO BOSS A.G.	21,263	2,589

Infineon Technologies A.G.	357,418	4,280

K+S A.G. (Registered)	56,737	1,855

Kabel Deutschland Holding A.G. *	1,206	157

LANXESS A.G.	28,471	1,519

Linde A.G.	59,157	12,060

MAN S.E.	10,728	1,131

Merck KGaA	41,324	4,638

METRO A.G.	51,822	1,760

Muenchener Rueckversicherungs- Gesellschaft A.G. in Muenchen (Registered)	54,951	11,859

OSRAM Licht A.G.	27,609	1,370

ProSiebenSat.1 Media A.G. (Registered)	69,854	3,433

RWE A.G.	155,974	3,988

SAP S.E.	293,449	21,309

Siemens A.G. (Registered)	252,974	27,388

Symrise A.G.	38,820	2,455

Telefonica Deutschland Holding A.G. *	191,494	1,107

ThyssenKrupp A.G.	143,708	3,773

TUI A.G.	82,086	1,444

TUI A.G. (London Exchange)	65,383	1,150

United Internet A.G. (Registered)	39,084	1,782

Volkswagen A.G.	9,425	2,433
		366,545

Hong Kong – 3.1%

AIA Group Ltd.	3,833,686	24,028

ASM Pacific Technology Ltd.	84,000	873

Bank of East Asia (The) Ltd.	411,724	1,640

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Hong Kong – 3.1% – continued

BOC Hong Kong Holdings Ltd.	1,180,608	$4,215

Cathay Pacific Airways Ltd.	388,506	899

Cheung Kong Infrastructure Holdings Ltd.	190,353	1,635

CK Hutchison Holdings Ltd.	441,729	9,037

CLP Holdings Ltd.	606,014	5,292

First Pacific Co. Ltd.	829,539	829

Galaxy Entertainment Group Ltd.	733,148	3,324

Hang Lung Properties Ltd.	715,501	2,015

Hang Seng Bank Ltd.	243,379	4,406

Henderson Land Development Co. Ltd.	331,188	2,323

HKT Trust & HKT Ltd.	851,220	1,094

Hong Kong & China Gas Co. Ltd.	2,022,036	4,675

Hong Kong Exchanges and Clearing Ltd.	352,017	8,606

Hutchison Whampoa Ltd.	676,698	9,361

Hysan Development Co. Ltd.	191,501	841

Kerry Properties Ltd.	230,703	803

Li & Fung Ltd.	1,873,218	1,827

Link REIT (The)	725,271	4,463

MGM China Holdings Ltd.	310,116	582

MTR Corp. Ltd.	468,269	2,225

New World Development Co. Ltd.	1,707,729	1,976

Noble Group Ltd.	1,326,944	884

NWS Holdings Ltd.	477,563	795

PCCW Ltd.	1,333,926	813

Power Assets Holdings Ltd.	434,817	4,441

Sands China Ltd.	757,899	3,131

Shangri-La Asia Ltd.	326,574	448

Sino Land Co. Ltd.	950,228	1,548

SJM Holdings Ltd.	600,572	783

Sun Hung Kai Properties Ltd.	537,258	8,271

Swire Pacific Ltd., Class A	204,551	2,781

Swire Properties Ltd.	350,387	1,138

Techtronic Industries Co. Ltd.	423,833	1,428

WH Group Ltd. (2)(3)*	1,089,000	618

Wharf Holdings (The) Ltd.	491,766	3,428

Wheelock & Co. Ltd.	303,021	1,547

Wynn Macau Ltd.	492,546	1,060

Yangzijiang Shipbuilding Holdings Ltd.	608,566	560

Yue Yuen Industrial Holdings Ltd.	237,210	837
		131,480

Ireland – 0.3%

Bank of Ireland *	8,888,298	3,371

CRH PLC	29,343	761

CRH PLC (Dublin Exchange)	231,966	6,040

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Ireland – 0.3% – continued

Irish Bank Resolution Corp. Ltd. (1)*	99,788	$ –

Kerry Group PLC, Class A	51,152	3,436

Ryanair Holdings PLC	3,150	38

Ryanair Holdings PLC ADR	5,370	358
		14,004

Israel – 0.6%

Bank Hapoalim B.M.	334,990	1,613

Bank Leumi Le-Israel B.M. *	422,996	1,570

Bezeq The Israeli Telecommunication Corp. Ltd.	612,302	1,141

Delek Group Ltd.	1,608	414

Israel (The) Corp. Ltd.	920	321

Israel Chemicals Ltd.	135,363	962

Mizrahi Tefahot Bank Ltd. *	47,002	477

NICE-Systems Ltd.	18,060	1,104

Teva Pharmaceutical Industries Ltd.	269,670	16,799

Teva Pharmaceutical Industries Ltd. ADR	4,126	257
		24,658

Italy – 2.1%

Assicurazioni Generali S.p.A.	374,031	7,361

Atlantia S.p.A.	130,100	3,416

Banca Monte dei Paschi di Siena S.p.A. *	1,383,846	917

Banco Popolare S.C. *	113,258	1,769

Enel Green Power S.p.A.	550,553	1,029

Enel S.p.A.	2,096,343	9,443

Eni S.p.A.	810,356	14,026

EXOR S.p.A.	30,325	1,376

Finmeccanica S.p.A. *	124,172	1,476

Intesa Sanpaolo S.p.A.	4,047,493	13,735

Intesa Sanpaolo S.p.A. (RSP)	320,868	998

Luxottica Group S.p.A.	54,077	3,433

Mediobanca S.p.A.	198,577	1,904

Pirelli & C. S.p.A.	77,348	1,277

Prysmian S.p.A.	66,300	1,366

Saipem S.p.A. *	86,889	886

Snam S.p.A.	658,191	3,188

Telecom Italia S.p.A. *	3,223,446	3,779

Telecom Italia S.p.A. (RSP)	1,933,237	1,818

Tenaris S.A.	152,260	2,135

Terna Rete Elettrica Nazionale S.p.A.	484,371	2,133

UniCredit S.p.A.	1,402,333	9,512

Unione di Banche Italiane S.c.p.A.	270,591	2,112

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Italy – 2.1% – continued

UnipolSai S.p.A.	280,290	$815
		89,904

Japan – 21.7%

ABC-Mart, Inc.	9,300	545

Acom Co. Ltd. *	141,300	491

Advantest Corp.	55,300	699

Aeon Co. Ltd.	210,000	2,307

AEON Financial Service Co. Ltd.	35,000	884

Aeon Mall Co. Ltd.	35,580	705

Air Water, Inc.	45,569	815

Aisin Seiki Co. Ltd.	60,700	2,205

Ajinomoto Co., Inc.	180,000	3,950

Alfresa Holdings Corp.	60,800	859

Amada Co. Ltd.	108,500	1,043

ANA Holdings, Inc.	375,000	1,005

Aozora Bank Ltd.	364,000	1,293

Asahi Glass Co. Ltd.	323,000	2,120

Asahi Group Holdings Ltd.	123,000	3,908

Asahi Kasei Corp.	407,000	3,894

Asics Corp.	48,900	1,328

Astellas Pharma, Inc.	682,700	11,187

Bandai Namco Holdings, Inc.	55,700	1,085

Bank of Kyoto (The) Ltd.	107,971	1,132

Bank of Yokohama (The) Ltd.	364,000	2,128

Benesse Holdings, Inc.	22,800	718

Bridgestone Corp.	207,600	8,330

Brother Industries Ltd.	72,700	1,158

Calbee, Inc.	24,900	1,082

Canon, Inc.	360,300	12,742

Casio Computer Co. Ltd.	63,300	1,201

Central Japan Railway Co.	46,100	8,348

Chiba Bank (The) Ltd.	231,000	1,697

Chiyoda Corp.	54,746	469

Chubu Electric Power Co., Inc.	205,900	2,460

Chugai Pharmaceutical Co. Ltd.	71,555	2,256

Chugoku Bank (The) Ltd.	52,300	782

Chugoku Electric Power (The) Co., Inc.	92,000	1,200

Citizen Holdings Co. Ltd.	90,700	696

COLOPL, Inc.	15,500	335

Credit Saison Co. Ltd.	44,800	805

Dai Nippon Printing Co. Ltd.	173,000	1,683

Daicel Corp.	86,300	1,030

Daihatsu Motor Co. Ltd.	56,500	865

Dai-ichi Life Insurance (The) Co. Ltd.	345,000	5,012

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Japan – 21.7% – continued

Daiichi Sankyo Co. Ltd.	206,200	$3,276

Daikin Industries Ltd.	75,200	5,037

Daito Trust Construction Co. Ltd.	23,000	2,573

Daiwa House Industry Co. Ltd.	189,600	3,743

Daiwa Securities Group, Inc.	530,000	4,177

Denso Corp.	154,900	7,072

Dentsu, Inc.	69,218	2,968

Don Quijote Holdings Co. Ltd.	18,400	1,499

East Japan Railway Co.	106,612	8,561

Eisai Co. Ltd.	80,800	5,746

Electric Power Development Co. Ltd.	45,200	1,525

FamilyMart Co. Ltd.	17,800	745

FANUC Corp.	61,100	13,352

Fast Retailing Co. Ltd.	16,900	6,542

Fuji Electric Co. Ltd.	173,000	817

Fuji Heavy Industries Ltd.	187,100	6,221

FUJIFILM Holdings Corp.	146,200	5,207

Fujitsu Ltd.	589,000	4,020

Fukuoka Financial Group, Inc.	242,000	1,247

GungHo Online Entertainment, Inc.	139,100	545

Gunma Bank (The) Ltd.	116,000	785

Hachijuni Bank (The) Ltd.	126,395	893

Hakuhodo DY Holdings, Inc.	80,100	853

Hamamatsu Photonics K.K.	45,770	1,385

Hankyu Hanshin Holdings, Inc.	361,000	2,234

Hikari Tsushin, Inc.	5,800	376

Hino Motors Ltd.	78,700	1,124

Hirose Electric Co. Ltd.	9,660	1,250

Hiroshima Bank (The) Ltd.	172,000	928

Hisamitsu Pharmaceutical Co., Inc.	17,400	715

Hitachi Chemical Co. Ltd.	36,100	773

Hitachi Construction Machinery Co. Ltd.	36,900	646

Hitachi High-Technologies Corp.	21,800	666

Hitachi Ltd.	1,541,000	10,536

Hitachi Metals Ltd.	69,000	1,061

Hokuhoku Financial Group, Inc.	369,000	824

Hokuriku Electric Power Co.	57,300	759

Honda Motor Co. Ltd.	519,500	16,884

Hoya Corp.	135,600	5,439

Hulic Co. Ltd.	73,400	823

Ibiden Co. Ltd.	41,700	704

Idemitsu Kosan Co. Ltd.	29,900	521

IHI Corp.	445,000	2,086

Iida Group Holdings Co. Ltd.	55,664	692

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Japan – 21.7% – continued

Inpex Corp.	284,800	$3,142

Isetan Mitsukoshi Holdings Ltd.	104,360	1,728

Isuzu Motors Ltd.	190,100	2,529

ITOCHU Corp.	501,600	5,439

Itochu Techno-Solutions Corp.	16,200	336

Iyo Bank (The) Ltd.	74,400	884

J Front Retailing Co. Ltd.	75,600	1,189

Japan Airlines Co. Ltd.	39,000	1,216

Japan Display, Inc. *	124,500	448

Japan Exchange Group, Inc.	81,800	2,373

Japan Prime Realty Investment Corp.	251	864

Japan Real Estate Investment Corp.	391	1,838

Japan Retail Fund Investment Corp.	771	1,533

Japan Tobacco, Inc.	350,200	11,065

JFE Holdings, Inc.	156,400	3,456

JGC Corp.	67,000	1,333

Joyo Bank (The) Ltd.	203,000	1,045

JSR Corp.	58,300	1,011

JTEKT Corp.	61,600	962

JX Holdings, Inc.	720,197	2,767

Kajima Corp.	269,000	1,251

Kakaku.com, Inc.	45,100	748

Kamigumi Co. Ltd.	80,000	756

Kaneka Corp.	94,000	662

Kansai Electric Power (The) Co., Inc. *	227,000	2,168

Kansai Paint Co. Ltd.	71,000	1,291

Kao Corp.	164,200	8,198

Kawasaki Heavy Industries Ltd.	447,000	2,259

KDDI Corp.	558,000	12,642

Keihan Electric Railway Co. Ltd.	151,000	921

Keikyu Corp.	146,000	1,169

Keio Corp.	177,000	1,390

Keisei Electric Railway Co. Ltd.	86,000	1,069

Keyence Corp.	14,539	7,941

Kikkoman Corp.	45,000	1,429

Kintetsu Corp.	607,000	2,230

Kirin Holdings Co. Ltd.	265,000	3,481

Kobe Steel Ltd.	956,000	1,767

Koito Manufacturing Co. Ltd.	30,314	912

Komatsu Ltd.	298,200	5,865

Konami Corp.	34,700	650

Konica Minolta, Inc.	144,000	1,465

Kubota Corp.	356,000	5,640

Kuraray Co. Ltd.	105,000	1,423

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Japan – 21.7% – continued

Kurita Water Industries Ltd.	30,800	$745

Kyocera Corp.	102,600	5,631

Kyowa Hakko Kirin Co. Ltd.	74,000	966

Kyushu Electric Power Co., Inc.	130,100	1,262

Lawson, Inc.	20,500	1,423

LIXIL Group Corp.	82,900	1,967

M3, Inc.	60,800	1,292

Mabuchi Motor Co. Ltd.	17,200	912

Makita Corp.	37,200	1,932

Marubeni Corp.	534,600	3,093

Marui Group Co. Ltd.	81,700	929

Maruichi Steel Tube Ltd.	17,300	410

Mazda Motor Corp.	172,200	3,498

McDonald’s Holdings Co. Japan Ltd.	22,900	508

Medipal Holdings Corp.	47,000	613

MEIJI Holdings Co. Ltd.	19,463	2,376

Minebea Co. Ltd.	100,000	1,580

Miraca Holdings, Inc.	18,241	841

Mitsubishi Chemical Holdings Corp.	426,200	2,480

Mitsubishi Corp.	439,700	8,864

Mitsubishi Electric Corp.	613,000	7,296

Mitsubishi Estate Co. Ltd.	399,000	9,261

Mitsubishi Gas Chemical Co., Inc.	136,000	671

Mitsubishi Heavy Industries Ltd.	961,000	5,300

Mitsubishi Logistics Corp.	38,000	593

Mitsubishi Materials Corp.	359,000	1,208

Mitsubishi Motors Corp.	205,200	1,854

Mitsubishi Tanabe Pharma Corp.	72,700	1,249

Mitsubishi UFJ Financial Group, Inc.	4,072,195	25,213

Mitsubishi UFJ Lease & Finance Co. Ltd.	169,600	840

Mitsui & Co. Ltd.	542,400	7,287

Mitsui Chemicals, Inc.	261,000	839

Mitsui Fudosan Co. Ltd.	300,000	8,817

Mitsui OSK Lines Ltd.	326,000	1,108

Mixi, Inc.	12,000	486

Mizuho Financial Group, Inc.	7,372,289	12,967

MS&AD Insurance Group Holdings, Inc.	162,143	4,550

Murata Manufacturing Co. Ltd.	64,497	8,886

Nabtesco Corp.	35,799	1,037

Nagoya Railroad Co. Ltd.	277,000	1,108

NEC Corp.	845,000	2,485

Nexon Co. Ltd.	45,700	487

NGK Insulators Ltd.	82,000	1,752

NGK Spark Plug Co. Ltd.	56,300	1,515

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Japan – 21.7% – continued

NH Foods Ltd.	53,000	$1,223

NHK Spring Co. Ltd.	54,500	569

Nidec Corp.	69,700	4,635

Nikon Corp.	106,500	1,429

Nintendo Co. Ltd.	33,800	4,974

Nippon Building Fund, Inc.	456	2,239

Nippon Electric Glass Co. Ltd.	137,500	672

Nippon Express Co. Ltd.	275,000	1,539

Nippon Paint Holdings Co. Ltd.	47,000	1,722

Nippon Prologis REIT, Inc.	463	1,020

Nippon Steel & Sumitomo Metal Corp.	2,412,615	6,081

Nippon Telegraph & Telephone Corp.	119,478	7,362

Nippon Yusen K.K.	526,000	1,516

Nissan Motor Co. Ltd.	792,500	8,081

Nisshin Seifun Group, Inc.	71,505	842

Nissin Foods Holdings Co. Ltd.	17,900	879

Nitori Holdings Co. Ltd.	21,200	1,438

Nitto Denko Corp.	49,700	3,323

NOK Corp.	31,500	950

Nomura Holdings, Inc.	1,161,600	6,830

Nomura Real Estate Holdings, Inc.	42,500	767

Nomura Research Institute Ltd.	34,100	1,284

NSK Ltd.	150,000	2,195

NTT Data Corp.	39,700	1,730

NTT DOCOMO, Inc.	486,000	8,444

NTT Urban Development Corp.	40,900	409

Obayashi Corp.	213,000	1,384

Odakyu Electric Railway Co. Ltd.	195,000	1,989

Oji Holdings Corp.	258,000	1,057

Olympus Corp. *	77,600	2,884

Omron Corp.	66,500	3,001

Ono Pharmaceutical Co. Ltd.	26,600	3,010

Oracle Corp. Japan	13,200	569

Oriental Land Co. Ltd.	64,800	4,910

ORIX Corp.	419,000	5,893

Osaka Gas Co. Ltd.	591,000	2,475

Otsuka Corp.	16,800	715

Otsuka Holdings Co. Ltd.	122,515	3,837

Panasonic Corp.	704,400	9,248

Park24 Co. Ltd.	30,800	631

Rakuten, Inc.	254,000	4,481

Recruit Holdings Co. Ltd.	44,700	1,397

Resona Holdings, Inc.	703,010	3,495

Ricoh Co. Ltd.	227,100	2,475

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Japan – 21.7% – continued

Rinnai Corp.	11,900	$883

Rohm Co. Ltd.	30,800	2,110

Sankyo Co. Ltd.	16,800	598

Sanrio Co. Ltd.	16,597	445

Santen Pharmaceutical Co. Ltd.	115,500	1,681

SBI Holdings, Inc.	58,760	712

Secom Co. Ltd.	66,500	4,444

Sega Sammy Holdings, Inc.	55,600	813

Seibu Holdings, Inc.	37,200	962

Seiko Epson Corp.	83,600	1,485

Sekisui Chemical Co. Ltd.	134,000	1,740

Sekisui House Ltd.	173,900	2,528

Seven & i Holdings Co. Ltd.	239,400	10,074

Seven Bank Ltd.	209,800	1,036

Sharp Corp. *	462,000	905

Shikoku Electric Power Co., Inc. *	57,700	711

Shimadzu Corp.	80,000	893

Shimamura Co. Ltd.	7,600	704

Shimano, Inc.	25,400	3,781

Shimizu Corp.	188,000	1,273

Shin-Etsu Chemical Co. Ltd.	130,900	8,557

Shinsei Bank Ltd.	500,000	995

Shionogi & Co. Ltd.	95,900	3,200

Shiseido Co. Ltd.	113,600	2,018

Shizuoka Bank (The) Ltd.	163,000	1,629

Showa Shell Sekiyu K.K.	57,700	528

SMC Corp.	17,300	5,164

SoftBank Corp.	306,000	17,788

Sompo Japan Nipponkoa Holdings, Inc.	106,245	3,304

Sony Corp. *	367,200	9,817

Sony Financial Holdings, Inc.	55,800	898

Stanley Electric Co. Ltd.	45,400	1,027

Sumitomo Chemical Co. Ltd.	481,000	2,477

Sumitomo Corp.	358,200	3,836

Sumitomo Dainippon Pharma Co. Ltd.	53,900	639

Sumitomo Electric Industries Ltd.	238,000	3,124

Sumitomo Heavy Industries Ltd.	170,000	1,115

Sumitomo Metal Mining Co. Ltd.	168,000	2,459

Sumitomo Mitsui Financial Group, Inc.	406,042	15,559

Sumitomo Mitsui Trust Holdings, Inc.	1,057,190	4,364

Sumitomo Realty & Development Co. Ltd.	114,000	4,105

Sumitomo Rubber Industries Ltd.	55,300	1,021

Suntory Beverage & Food Ltd.	42,900	1,836

Suruga Bank Ltd.	58,800	1,221

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Japan – 21.7% – continued

Suzuken Co. Ltd.	26,837	$820

Suzuki Motor Corp.	115,300	3,469

Sysmex Corp.	45,398	2,523

T&D Holdings, Inc.	181,400	2,499

Taiheiyo Cement Corp.	388,000	1,187

Taisei Corp.	317,000	1,793

Taisho Pharmaceutical Holdings Co. Ltd.	10,900	812

Taiyo Nippon Sanso Corp.	45,000	614

Takashimaya Co. Ltd.	84,000	826

Takeda Pharmaceutical Co. Ltd.	251,000	12,546

TDK Corp.	39,800	2,829

Teijin Ltd.	302,000	1,026

Terumo Corp.	95,100	2,510

THK Co. Ltd.	34,500	879

Tobu Railway Co. Ltd.	327,000	1,553

Toho Co. Ltd.	36,300	888

Toho Gas Co. Ltd.	134,000	782

Tohoku Electric Power Co., Inc.	146,200	1,663

Tokio Marine Holdings, Inc.	221,200	8,360

Tokyo Electric Power Co., Inc. *	463,100	1,755

Tokyo Electron Ltd.	54,700	3,814

Tokyo Gas Co. Ltd.	743,000	4,679

Tokyo Tatemono Co. Ltd.	130,000	953

Tokyu Corp.	356,000	2,200

Tokyu Fudosan Holdings Corp.	151,600	1,035

TonenGeneral Sekiyu K.K.	87,000	750

Toppan Printing Co. Ltd.	171,000	1,319

Toray Industries, Inc.	462,000	3,874

Toshiba Corp.	1,287,000	5,403

TOTO Ltd.	86,000	1,278

Toyo Seikan Group Holdings Ltd.	52,200	766

Toyo Suisan Kaisha Ltd.	28,700	1,012

Toyoda Gosei Co. Ltd.	22,400	501

Toyota Industries Corp.	52,200	2,992

Toyota Motor Corp.	872,400	60,886

Toyota Tsusho Corp.	68,600	1,819

Trend Micro, Inc.	32,300	1,066

Unicharm Corp.	120,000	3,149

United Urban Investment Corp.	760	1,184

USS Co. Ltd.	71,000	1,229

West Japan Railway Co.	52,400	2,751

Yahoo Japan Corp.	451,600	1,867

Yakult Honsha Co. Ltd.	29,300	2,042

Yamada Denki Co. Ltd.	284,590	1,174

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Japan – 21.7% – continued

Yamaguchi Financial Group, Inc.	72,000	$829

Yamaha Corp.	50,800	890

Yamaha Motor Co. Ltd.	85,600	2,067

Yamato Holdings Co. Ltd.	115,100	2,657

Yamato Kogyo Co. Ltd.	13,400	324

Yamazaki Baking Co. Ltd.	34,905	630

Yaskawa Electric Corp.	74,300	1,089

Yokogawa Electric Corp.	70,100	756

Yokohama Rubber (The) Co. Ltd.	65,000	671
		921,951

Netherlands – 2.1%

Aegon N.V.	571,271	4,513

Akzo Nobel N.V.	77,879	5,896

Altice S.A. *	27,286	2,947

ASML Holding N.V.	111,401	11,351

Boskalis Westminster N.V.	26,870	1,323

CNH Industrial N.V.	304,508	2,493

Delta Lloyd N.V.	64,802	1,218

Gemalto N.V.	21,919	1,748

Gemalto N.V.	3,407	272

Heineken Holding N.V.	32,107	2,213

Heineken N.V.	72,858	5,563

ING Groep N.V. – CVA *	1,231,129	18,057

Koninklijke Ahold N.V.	283,035	5,584

Koninklijke DSM N.V.	55,509	3,101

Koninklijke KPN N.V.	1,017,300	3,443

Koninklijke Philips N.V.	297,197	8,442

Koninklijke Vopak N.V.	22,868	1,264

NN Group N.V. *	49,040	1,387

OCI N.V. *	27,678	858

QIAGEN N.V. *	75,185	1,897

Randstad Holding N.V.	40,972	2,488

TNT Express N.V.	142,148	904

Wolters Kluwer N.V.	96,975	3,169
		90,131

New Zealand – 0.1%

Auckland International Airport Ltd.	299,176	1,005

Contact Energy Ltd.	129,036	577

Fletcher Building Ltd.	223,259	1,404

Meridian Energy Ltd.	404,356	611

Mighty River Power Ltd.	206,650	478

Ryman Healthcare Ltd.	126,131	739

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

New Zealand – 0.1% – continued

Spark New Zealand Ltd.	563,643	$1,251
		6,065

Norway – 0.6%

DNB ASA	314,614	5,064

Gjensidige Forsikring ASA	66,111	1,142

Norsk Hydro ASA	426,888	2,242

Orkla ASA	253,092	1,915

Seadrill Ltd.	124,317	1,163

Statoil ASA	358,009	6,326

Telenor ASA	236,920	4,788

Yara International ASA	57,703	2,936
		25,576

Portugal – 0.2%

Banco Comercial Portugues S.A., Class R *	11,598,257	1,193

Banco Espirito Santo S.A. (Registered) *	882,815	9

EDP – Energias de Portugal S.A.	727,605	2,725

Galp Energia SGPS S.A.	126,371	1,365

Jeronimo Martins SGPS S.A.	81,496	1,024
		6,316

Singapore – 1.4%

Ascendas Real Estate Investment Trust	621,879	1,173

CapitaCommercial Trust	659,000	846

CapitaLand Ltd.	803,950	2,094

CapitaMall Trust	745,800	1,194

City Developments Ltd.	123,000	901

ComfortDelGro Corp. Ltd.	670,000	1,410

DBS Group Holdings Ltd.	550,826	8,151

Genting Singapore PLC	1,915,380	1,281

Global Logistic Properties Ltd.	993,939	1,914

Golden Agri-Resources Ltd.	2,334,492	723

Hutchison Port Holdings Trust	1,740,000	1,208

Jardine Cycle & Carriage Ltd.	34,446	1,030

Keppel Corp. Ltd.	472,050	3,088

Keppel Land Ltd.	215,373	698

Oversea-Chinese Banking Corp. Ltd.	949,830	7,309

Sembcorp Industries Ltd.	298,644	916

Sembcorp Marine Ltd.	259,700	552

Singapore Airlines Ltd.	169,734	1,478

Singapore Exchange Ltd.	257,600	1,527

Singapore Press Holdings Ltd.	506,295	1,545

Singapore Technologies Engineering Ltd.	482,000	1,221

Singapore Telecommunications Ltd.	2,538,425	8,091

StarHub Ltd.	195,500	620

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Singapore – 1.4% – continued

Suntec Real Estate Investment Trust	731,000	$987

United Overseas Bank Ltd.	410,735	6,876

UOL Group Ltd.	144,507	801

Wilmar International Ltd.	632,300	1,497
		59,131

South Africa – 0.0%

Investec PLC	173,338	1,436

Spain – 3.4%

Abertis Infraestructuras S.A.	130,802	2,364

ACS Actividades de Construccion y Servicios S.A.	56,784	2,011

Aena S.A. (2)(3)*	18,681	1,878

Amadeus IT Holding S.A., Class A	141,860	6,083

Banco Bilbao Vizcaya Argentaria S.A.	1,986,617	20,049

Banco de Sabadell S.A.	1,110,920	2,715

Banco Popular Espanol S.A.	565,713	2,765

Banco Santander S.A.	4,491,238	33,779

Bankia S.A. *	1,489,139	2,073

Bankinter S.A.	212,872	1,623

CaixaBank S.A.	733,206	3,472

Distribuidora Internacional de Alimentacion S.A.	202,800	1,585

Enagas S.A.	66,599	1,906

Endesa S.A.	98,893	1,907

Ferrovial S.A.	131,719	2,801

Gas Natural SDG S.A.	113,348	2,545

Grifols S.A.	43,413	1,864

Iberdrola S.A.	1,638,334	10,558

Inditex S.A.	347,325	11,136

Mapfre S.A.	278,552	1,016

Red Electrica Corp. S.A.	34,568	2,805

Repsol S.A.	332,275	6,180

Telefonica S.A.	1,341,077	19,083

Zardoya Otis S.A.	52,356	675
		142,873

Sweden – 3.0%

Alfa Laval AB	99,130	1,948

Assa Abloy AB, Class B	107,408	6,402

Atlas Copco AB, Class A	215,403	6,976

Atlas Copco AB, Class B	126,025	3,724

Boliden AB	86,701	1,722

Electrolux AB, Class B	78,090	2,237

Elekta AB, Class B	113,331	1,018

Getinge AB, Class B	63,132	1,561

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Sweden – 3.0% – continued

Hennes & Mauritz AB, Class B	303,559	$12,304

Hexagon AB, Class B	80,761	2,872

Husqvarna AB, Class B	130,167	942

ICA Gruppen AB	23,431	786

Industrivarden AB, Class C	55,302	1,039

Investment AB Kinnevik, Class B	76,395	2,547

Investor AB, Class B	144,634	5,762

Lundin Petroleum AB *	66,153	906

Millicom International Cellular S.A. SDR	21,115	1,527

Nordea Bank AB	971,708	11,852

Sandvik AB	342,775	3,835

Securitas AB, Class B	97,641	1,401

Skandinaviska Enskilda Banken AB, Class A	480,675	5,623

Skanska AB, Class B	121,002	2,707

SKF AB, Class B	127,465	3,290

Svenska Cellulosa AB S.C.A., Class B	188,535	4,344

Svenska Handelsbanken AB, Class A	159,898	7,217

Swedbank AB, Class A	289,208	6,912

Swedish Match AB	63,536	1,869

Tele2 AB, Class B	99,468	1,189

Telefonaktiebolaget LM Ericsson, Class B	968,751	12,158

TeliaSonera AB	824,690	5,241

Volvo AB, Class B	486,157	5,878
		127,789

Switzerland – 9.6%

ABB Ltd. (Registered) *	699,177	14,834

Actelion Ltd. (Registered) *	32,848	3,803

Adecco S.A. (Registered) *	54,782	4,564

Aryzta A.G. *	23,553	1,443

Aryzta A.G. (Dublin Exchange) *	4,637	288

Baloise Holding A.G. (Registered)	15,024	1,986

Barry Callebaut A.G. (Registered) *	754	738

Chocoladefabriken Lindt & Sprungli A.G. (Participation Certificate)	308	1,650

Chocoladefabriken Lindt & Sprungli A.G. (Registered)	32	2,025

Cie Financiere Richemont S.A. (Registered)	166,420	13,398

Coca-Cola HBC A.G. – CDI *	62,614	1,124

Credit Suisse Group A.G. (Registered) *	486,942	13,109

EMS-Chemie Holding A.G. (Registered)	2,585	1,052

Geberit A.G. (Registered)	12,063	4,528

Givaudan S.A. (Registered) *	2,921	5,274

Glencore PLC *	3,546,001	14,929

Holcim Ltd. (Registered) *	72,268	5,399

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

Switzerland – 9.6% – continued

Julius Baer Group Ltd. *	72,693	$3,645

Kuehne + Nagel International A.G. (Registered)	17,219	2,559

Lonza Group A.G. (Registered) *	16,940	2,116

Nestle S.A. (Registered)	1,027,732	77,593

Novartis A.G. (Registered)	733,574	72,543

Pargesa Holding S.A. (Bearer)	10,029	704

Partners Group Holding A.G.	5,359	1,597

Roche Holding A.G. (Genusschein)	223,935	61,748

Schindler Holding A.G. (Participation Certificate)	14,360	2,390

Schindler Holding A.G. (Registered)	6,257	1,023

SGS S.A. (Registered)	1,745	3,338

Sika A.G. (Bearer)	688	2,461

Sonova Holding A.G. (Registered)	17,464	2,422

STMicroelectronics N.V.	201,025	1,874

Sulzer A.G. (Registered)	7,979	877

Swatch Group (The) A.G. (Bearer)	9,924	4,205

Swatch Group (The) A.G. (Registered)	15,253	1,278

Swiss Life Holding A.G. (Registered) *	10,291	2,546

Swiss Prime Site A.G. (Registered) *	17,904	1,556

Swiss Re A.G.	111,854	10,827

Swisscom A.G. (Registered)	7,471	4,339

Syngenta A.G. (Registered)	29,549	10,051

Transocean Ltd.	117,056	1,686

UBS Group A.G. *	1,164,992	21,864

Wolseley PLC	83,872	4,961

Zurich Insurance Group A.G. *	47,560	16,109
		406,456

United Kingdom – 19.2%

3i Group PLC	313,893	2,245

Aberdeen Asset Management PLC	284,743	1,940

Admiral Group PLC	59,842	1,356

Aggreko PLC	79,215	1,791

Amec Foster Wheeler PLC	122,096	1,637

Anglo American PLC	444,978	6,622

Antofagasta PLC	131,839	1,422

ARM Holdings PLC	446,147	7,305

Ashtead Group PLC	159,126	2,556

Associated British Foods PLC	112,873	4,716

AstraZeneca PLC	402,061	27,565

Aviva PLC	938,338	7,512

Babcock International Group PLC	80,247	1,171

BAE Systems PLC	1,000,467	7,757

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

United Kingdom – 19.2% – continued

Barclays PLC	5,248,590	$18,833

BG Group PLC	1,088,187	13,368

BP PLC	5,809,663	37,536

British American Tobacco PLC	593,589	30,668

British Land (The) Co. PLC	308,722	3,809

BT Group PLC	2,590,714	16,785

Bunzl PLC	109,556	2,973

Burberry Group PLC	141,054	3,623

Capita PLC	210,497	3,480

Centrica PLC	1,579,998	5,926

Cobham PLC	363,494	1,639

Compass Group PLC	530,742	9,218

Croda International PLC	42,172	1,712

Diageo PLC	800,225	22,065

Direct Line Insurance Group PLC	471,207	2,228

Dixons Carphone PLC	303,394	1,856

easyJet PLC	51,779	1,445

Experian PLC	312,341	5,173

Fiat Chrysler Automobiles N.V. *	26,082	424

Fiat Chrysler Automobiles N.V. (New York Exchange) *	262,441	4,280

Fresnillo PLC	74,277	750

Friends Life Group Ltd.	446,320	2,734

G4S PLC	499,856	2,192

GKN PLC	529,231	2,814

GlaxoSmithKline PLC	1,548,102	35,451

Hammerson PLC	246,462	2,430

Hargreaves Lansdown PLC	77,024	1,316

HSBC Holdings PLC	6,120,498	52,087

ICAP PLC	177,994	1,391

IMI PLC	87,302	1,649

Imperial Tobacco Group PLC	304,276	13,357

Inmarsat PLC	135,213	1,855

InterContinental Hotels Group PLC	75,379	2,942

International Consolidated Airlines Group S.A. *	265,445	2,379

Intertek Group PLC	51,414	1,903

Intu Properties PLC	293,262	1,513

ITV PLC	1,220,543	4,577

J Sainsbury PLC	390,168	1,493

Johnson Matthey PLC	65,166	3,269

Kingfisher PLC	754,665	4,259

Land Securities Group PLC	249,898	4,643

Legal & General Group PLC	1,884,744	7,780

Lloyds Banking Group PLC	18,171,376	21,091

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

United Kingdom – 19.2% – continued

London Stock Exchange Group PLC	99,572	$3,626

Marks & Spencer Group PLC	519,666	4,123

Meggitt PLC	259,402	2,108

Melrose Industries PLC	311,748	1,282

Merlin Entertainments PLC(2) (3)	223,109	1,460

National Grid PLC	1,199,594	15,337

Next PLC	48,567	5,060

Old Mutual PLC	1,567,489	5,160

Pearson PLC	262,315	5,639

Persimmon PLC *	96,057	2,368

Petrofac Ltd.	80,603	1,137

Prudential PLC	818,170	20,258

Randgold Resources Ltd.	27,236	1,890

Reckitt Benckiser Group PLC	205,715	17,631

Reed Elsevier N.V.	223,114	5,562

Reed Elsevier PLC	214,853	3,698

Reed Elsevier PLC (London Exchange)	147,093	2,527

Rexam PLC	226,386	1,942

Rio Tinto Ltd.	138,323	5,997

Rio Tinto PLC	405,622	16,570

Rolls-Royce Holdings PLC *	599,973	8,470

Royal Bank of Scotland Group PLC *	814,556	4,097

Royal Dutch Shell PLC, Class A	275	8

Royal Dutch Shell PLC, Class A (London Exchange)	1,246,522	37,045

Royal Dutch Shell PLC, Class B	778,214	24,176

Royal Mail PLC	204,160	1,326

RSA Insurance Group PLC	330,407	2,060

SABMiller PLC	308,655	16,152

Sage Group (The) PLC	354,155	2,451

Schroders PLC	39,142	1,855

Segro PLC	248,109	1,534

Severn Trent PLC	76,616	2,339

Shire PLC	187,974	14,948

Sky PLC	329,370	4,847

Smith & Nephew PLC	286,526	4,860

Smiths Group PLC	128,032	2,120

Sports Direct International PLC *	86,571	779

SSE PLC	313,045	6,953

Standard Chartered PLC	787,518	12,751

Standard Life PLC	615,670	4,336

Subsea 7 S.A.	84,092	722

Tate & Lyle PLC	145,157	1,286

Tesco PLC	2,588,536	9,264

Travis Perkins PLC	79,504	2,297

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.0% – continued

United Kingdom – 19.2% – continued

Tullow Oil PLC	289,553	$1,209

Unilever N.V. – CVA	520,110	21,758

Unilever PLC	408,252	17,028

United Utilities Group PLC	216,399	2,994

Vodafone Group PLC	8,449,324	27,613

Weir Group (The) PLC	68,683	1,732

Whitbread PLC	57,735	4,487

William Hill PLC	291,029	1,599

WM Morrison Supermarkets PLC	677,187	1,936

WPP PLC	417,813	9,475
		816,393

United States – 0.1%

Carnival PLC	57,812	2,825
Total Common Stocks (4)
(Cost $3,466,466)		4,114,958

PREFERRED STOCKS – 0.7%

Germany – 0.7%

Bayerische Motoren Werke A.G.	17,036	1,577

FUCHS PETROLUB S.E.	20,881	836

Henkel A.G. & Co. KGaA	56,452	6,649

Porsche Automobil Holding S.E.	48,628	4,773

Volkswagen A.G.	51,992	13,836
		27,671

Spain – 0.0%

Grifols S.A., Class B	4,066	136
Total Preferred Stocks (4)
(Cost $18,240)		27,807

RIGHTS – 0.0%

Austria – 0.0%

Immoeast A.G. (1)*	125,708	–

Spain – 0.0%

Banco Bilbao Vizcaya Argentaria S.A. *	1,986,617	286

Banco de Sabadell S.A. *	1,110,920	282

Telefonica S.A. *	1,341,077	217
		785
Total Rights
(Cost $279)		785

INVESTMENT COMPANIES – 1.3%

iShares MSCI EAFE ETF	723,795	46,446

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.3% – continued

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (5)	9,785,318	$9,785
Total Investment Companies
(Cost $54,209)		56,231

Total Investments – 99.0%
(Cost $3,539,194)		4,199,781

Other Assets less Liabilities – 1.0%		44,234
NET ASSETS – 100.0%		$4,244,015

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of these restricted illiquid securities amounted to approximately $3,956,000 or 0.1% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Aena S.A.	2/27/15	$1,736

Merlin Entertainments PLC	11/4/14-3/6/15	1,309

WH Group Ltd.	11/4/14-11/5/14	715

(4)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Bank of Montreal	Japanese Yen	714,204	United States Dollar	6,000	6/17/15	$39
Morgan Stanley	United States Dollar	1,486	Australian Dollar	1,951	6/17/15	(6)
Morgan Stanley	United States Dollar	4,739	British Pound	3,202	6/17/15	9
Morgan Stanley	United States Dollar	296	Danish Krone	2,082	6/17/15	4

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Morgan Stanley	United States Dollar	9,168	Euro	8,655	6/17/15	$148
Morgan Stanley	United States Dollar	5,585	Japanese Yen	676,593	6/17/15	62
UBS	United States Dollar	390	Swiss Franc	391	6/17/15	14

Total						$270

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Euro Stoxx 50 (Euro)	536	$20,927	Long	6/15	$395
FTSE 100 Index (British Pound)	142	14,170	Long	6/15	50
Hang Seng Index (Hong Kong Dollar)	8	1,287	Long	4/15	26
SPI 200 Index (Australian Dollar)	43	4,819	Long	6/15	63
Topix Index (Japanese Yen)	60	7,722	Long	6/15	104
Yen Denominated Nikkei 225 (Japanese Yen)	58	4,647	Long	6/15	69

Total					$707

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.0%
Consumer Staples	10.9
Energy	5.1
Financials	25.7
Health Care	11.3
Income	1.1
Industrials	12.5
Information Technology	4.9
Materials	7.4
Telecommunication Services	4.6
Utilities	3.5

Total	100.0%

At March 31, 2015, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	30.4%
Japanese Yen	22.0
British Pound	19.4
Swiss Franc	9.2
Australian Dollar	7.2
All other currencies less than 5%	11.8

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings, and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2015 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for discussion of this procedure. The fair valuation of these securities resulted in their categorization as level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions including risk, market participants would use in pricing a strategy).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
France	$47	$402,452	$–	$402,499
Ireland	358	13,646	–	14,004
Israel	257	24,401	–	24,658
Netherlands	272	89,859	–	90,131
Portugal	–	6,307	9	6,316
Spain	1,878	140,995	–	142,873
United Kingdom	4,280	812,113	–	816,393
All Other Countries (1)	–	2,618,084	–	2,618,084
Total Common Stocks	7,092	4,107,857	9	4,114,958
Preferred Stocks	–	27,807	–	27,807
Rights	785	–	–	785
Investment Companies	56,231	–	–	56,231
Total Investments	$64,108	$4,135,664	$9	$4,199,781

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign
Currency Exchange
Contracts	$–	$276	$–	$276
Futures Contracts	707	–	–	707
Liabilities
Forward Foreign
Currency Exchange
Contracts	–	(6)	–	(6)
Total Other Financial Instruments	$707	$270	$–	$977

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
Country	Value (000s)	Reason
Common Stocks
Netherlands	$1,748	Valuations at last trade with foreign fair value adjustments

At March 31, 2015, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
Country	Value (000s)	Reason
Common Stocks
Netherlands	$272	Valuations at official close price

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/14 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/15 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/15 (000s)

Common Stock

Portugal	$–	$–	$–	$–	$–	$9	$–	$9	$(1,379)

The Fund valued the security included in the balance as of 3/31/15 above using prices provided by the Asset Management PVC which also caused the transfers into Level 3, noted above.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX FUND continued	MARCH 31, 2015

	FAIR VALUE AT 3/31/15 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stock	$9	Market Comparable Companies	Price to Earnings Multiple / Liquidity Discount

The significant unobservable inputs used in the fair value measurement are the price to earnings multiple along with liquidity discounts. Significant increases (decreases) in the price to earnings multiple in isolation would result in a significantly higher (lower) fair value measurement while an increase (decrease) in liquidity discounts in isolation would result in a significantly lower (higher) fair value measurement.

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND	MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0%

Aerospace & Defense – 2.2%

B/E Aerospace, Inc.	102,604	$6,528

Esterline Technologies Corp. *	30,152	3,450

Exelis, Inc.	180,500	4,399

Huntington Ingalls Industries, Inc.	46,790	6,558

KLX, Inc. *	50,752	1,956

Orbital ATK, Inc.	57,394	4,398

Teledyne Technologies, Inc. *	34,109	3,640

Triumph Group, Inc.	48,875	2,919

Woodward, Inc.	56,038	2,858
		36,706

Apparel & Textile Products – 0.7%

Carter’s, Inc.	51,067	4,722

Deckers Outdoor Corp. *	33,475	2,439

Kate Spade & Co. *	123,371	4,120
		11,281

Asset Management – 1.2%

Eaton Vance Corp.	114,674	4,775

Federated Investors, Inc., Class B	92,362	3,130

Janus Capital Group, Inc.	143,152	2,461

SEI Investments Co.	126,000	5,555

Waddell & Reed Financial, Inc., Class A	80,864	4,006
		19,927

Automotive – 0.5%

Dana Holding Corp.	159,505	3,375

Gentex Corp.	285,832	5,231
		8,606

Banking – 5.2%

Associated Banc-Corp.	144,298	2,684

BancorpSouth, Inc.	82,838	1,924

Bank of Hawaii Corp.	42,244	2,586

Cathay General Bancorp	71,762	2,042

City National Corp.	46,605	4,152

Commerce Bancshares, Inc.	80,219	3,395

Cullen/Frost Bankers, Inc.	53,186	3,674

East West Bancorp, Inc.	138,968	5,623

First Horizon National Corp.	226,615	3,238

First Niagara Financial Group, Inc.	342,553	3,028

FirstMerit Corp.	159,973	3,049

Fulton Financial Corp.	173,237	2,138

Hancock Holding Co.	78,198	2,335

International Bancshares Corp.	56,211	1,463

New York Community Bancorp, Inc.	428,345	7,166

PacWest Bancorp	93,735	4,395

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Banking – 5.2% – continued

Prosperity Bancshares, Inc.	58,229	$3,056

Signature Bank *	48,728	6,314

SVB Financial Group *	49,286	6,261

Synovus Financial Corp.	131,753	3,690

TCF Financial Corp.	159,331	2,505

Trustmark Corp.	65,258	1,584

Umpqua Holdings Corp.	213,279	3,664

Valley National Bancorp	213,568	2,016

Washington Federal, Inc.	94,852	2,068

Webster Financial Corp.	87,618	3,246
		87,296

Biotechnology & Pharmaceuticals – 1.3%

Akorn, Inc. *	72,030	3,422

Salix Pharmaceuticals Ltd. *	61,644	10,653

United Therapeutics Corp. *	45,172	7,789
		21,864

Chemicals – 2.9%

Albemarle Corp.	108,544	5,736

Ashland, Inc.	61,730	7,859

Cabot Corp.	61,666	2,775

Cytec Industries, Inc.	69,011	3,729

Minerals Technologies, Inc.	33,542	2,452

NewMarket Corp.	10,239	4,892

Olin Corp.	75,370	2,415

PolyOne Corp.	86,008	3,212

RPM International, Inc.	129,499	6,215

Sensient Technologies Corp.	45,854	3,158

Valspar (The) Corp.	72,410	6,085
		48,528

Commercial Services – 2.4%

CDK Global, Inc.	155,767	7,284

Corporate Executive Board (The) Co.	32,372	2,585

Deluxe Corp.	48,338	3,349

FTI Consulting, Inc. *	40,030	1,500

HMS Holdings Corp. *	85,548	1,322

ManpowerGroup, Inc.	75,836	6,533

Rollins, Inc.	93,141	2,303

RR Donnelley & Sons Co.	193,371	3,711

Sotheby’s	59,430	2,511

Towers Watson & Co., Class A	67,318	8,898

TravelCenters of America LLC (1)*	80,000	–

		39,996

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Construction Materials – 1.0%

Carlisle Cos., Inc.	63,134	$5,848

Eagle Materials, Inc.	48,706	4,070

Louisiana-Pacific Corp. *	137,737	2,274

MDU Resources Group, Inc.	188,158	4,015
		16,207

Consumer Products – 3.5%

Avon Products, Inc.	420,800	3,362

Boston Beer (The) Co., Inc., Class A *	8,777	2,347

Church & Dwight Co., Inc.	126,440	10,801

Dean Foods Co.	91,370	1,510

Energizer Holdings, Inc.	60,169	8,306

Flowers Foods, Inc.	178,402	4,057

Hain Celestial Group (The), Inc. *	98,502	6,309

Ingredion, Inc.	69,200	5,385

Lancaster Colony Corp.	18,849	1,794

Post Holdings, Inc. *	50,629	2,371

Tootsie Roll Industries, Inc.	19,626	666

TreeHouse Foods, Inc. *	41,410	3,521

WhiteWave Foods (The) Co. *	168,871	7,488
		57,917

Consumer Services – 1.0%

Aaron’s, Inc.	62,427	1,767

Apollo Education Group, Inc. *	93,452	1,768

DeVry Education Group, Inc.	55,559	1,854

Graham Holdings Co., Class B	4,332	4,547

Rent-A-Center, Inc.	51,291	1,407

Service Corp. International	196,465	5,118
		16,461

Containers & Packaging – 1.9%

AptarGroup, Inc.	60,366	3,834

Bemis Co., Inc.	94,319	4,368

Greif, Inc., Class A	32,854	1,290

Packaging Corp. of America	95,213	7,445

Rock-Tenn Co., Class A	135,410	8,734

Silgan Holdings, Inc.	40,323	2,344

Sonoco Products Co.	97,512	4,433
		32,448

Design, Manufacturing & Distribution – 1.0%

Arrow Electronics, Inc. *	92,620	5,664

Avnet, Inc.	132,068	5,877

Jabil Circuit, Inc.	187,037	4,373
		15,914

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Distributors – Consumer Staples – 0.2%

United Natural Foods, Inc. *	48,425	$3,731

Distributors – Discretionary – 0.8%

Ingram Micro, Inc., Class A *	151,243	3,799

LKQ Corp. *	294,376	7,524

Tech Data Corp. *	36,987	2,137
		13,460

Electrical Equipment – 2.8%

A.O. Smith Corp.	72,661	4,771

Acuity Brands, Inc.	41,955	7,055

Belden, Inc.	41,145	3,849

Cognex Corp. *	83,738	4,153

Hubbell, Inc., Class B	52,056	5,706

Itron, Inc. *	36,840	1,345

Keysight Technologies, Inc. *	163,117	6,060

Lennox International, Inc.	39,825	4,448

National Instruments Corp.	98,006	3,140

Trimble Navigation Ltd. *	250,936	6,324
		46,851

Engineering & Construction Services – 0.5%

AECOM *	150,439	4,637

Granite Construction, Inc.	35,153	1,235

KBR, Inc.	140,109	2,029
		7,901

Forest & Paper Products – 0.2%

Domtar Corp.	61,855	2,859

Gaming, Lodging & Restaurants – 1.5%

Brinker International, Inc.	61,072	3,760

Buffalo Wild Wings, Inc. *	18,306	3,318

Cheesecake Factory (The), Inc.	44,958	2,218

Domino’s Pizza, Inc.	53,806	5,410

International Game Technology	239,583	4,171

Panera Bread Co., Class A *	24,648	3,943

Wendy’s (The) Co.	266,895	2,909
		25,729

Hardware – 3.0%

3D Systems Corp. *	101,169	2,774

ARRIS Group, Inc. *	127,912	3,696

Ciena Corp. *	104,810	2,024

Diebold, Inc.	62,657	2,222

FEI Co.	40,445	3,088

Fortinet, Inc. *	137,318	4,799

InterDigital, Inc.	35,906	1,822

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Hardware – 3.0% – continued

JDS Uniphase Corp. *	225,223	$2,955

Knowles Corp. *	82,327	1,586

Lexmark International, Inc., Class A	58,680	2,485

NCR Corp. *	163,330	4,820

Plantronics, Inc.	41,652	2,205

Polycom, Inc. *	130,387	1,747

Riverbed Technology, Inc. *	150,152	3,140

Rovi Corp. *	89,010	1,621

VeriFone Systems, Inc. *	110,086	3,841

Zebra Technologies Corp., Class A *	49,300	4,472
		49,297

Health Care Facilities & Services – 3.0%

Centene Corp. *	115,002	8,129

Charles River Laboratories International, Inc. *	45,843	3,635

Community Health Systems, Inc. *	112,949	5,905

Health Net, Inc. *	74,429	4,502

LifePoint Hospitals, Inc. *	42,712	3,137

MEDNAX, Inc. *	93,004	6,744

Omnicare, Inc.	94,054	7,248

Owens & Minor, Inc.	61,045	2,066

VCA, Inc. *	79,386	4,352

WellCare Health Plans, Inc. *	42,519	3,889
		49,607

Home & Office Products – 2.1%

Fortune Brands Home & Security, Inc.	153,612	7,293

Herman Miller, Inc.	57,525	1,597

HNI Corp.	42,764	2,359

KB Home	88,161	1,377

MDC Holdings, Inc.	37,751	1,076

NVR, Inc. *	3,764	5,001

Scotts Miracle-Gro (The) Co., Class A	43,052	2,892

Tempur Sealy International, Inc. *	58,971	3,405

Toll Brothers, Inc. *	154,604	6,082

Tupperware Brands Corp.	48,274	3,332
		34,414

Industrial Services – 0.4%

MSC Industrial Direct Co., Inc., Class A	49,083	3,544

Watsco, Inc.	26,420	3,321
		6,865

Institutional Financial Services – 0.9%

CBOE Holdings, Inc.	81,356	4,670

Raymond James Financial, Inc.	122,988	6,983

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Institutional Financial Services – 0.9% – continued

Stifel Financial Corp. *	64,142	$3,576
		15,229

Insurance – 4.2%

Alleghany Corp. *	15,445	7,522

American Financial Group, Inc.	70,973	4,553

Arthur J Gallagher & Co.	159,445	7,454

Aspen Insurance Holdings Ltd.	60,287	2,848

Brown & Brown, Inc.	113,959	3,773

Everest Re Group Ltd.	43,254	7,526

Hanover Insurance Group (The), Inc.	42,866	3,111

HCC Insurance Holdings, Inc.	93,454	5,296

Kemper Corp.	48,458	1,888

Mercury General Corp.	35,184	2,032

Old Republic International Corp.	233,131	3,483

Primerica, Inc.	50,478	2,569

Reinsurance Group of America, Inc.	66,594	6,206

RenaissanceRe Holdings Ltd.	44,273	4,415

StanCorp Financial Group, Inc.	40,784	2,798

WR Berkley Corp.	97,402	4,920
		70,394

Iron & Steel – 1.2%

Carpenter Technology Corp.	50,874	1,978

Cliffs Natural Resources, Inc.	148,863	716

Commercial Metals Co.	113,729	1,841

Reliance Steel & Aluminum Co.	75,121	4,588

Steel Dynamics, Inc.	233,863	4,701

TimkenSteel Corp.	36,298	961

United States Steel Corp.	140,990	3,440

Worthington Industries, Inc.	48,448	1,289
		19,514

Leisure Products – 1.7%

Brunswick Corp.	89,860	4,623

Jarden Corp. *	173,661	9,187

Polaris Industries, Inc.	59,038	8,330

Thor Industries, Inc.	44,918	2,839

Vista Outdoor, Inc. *	61,696	2,642
		27,621

Machinery – 2.8%

AGCO Corp.	77,885	3,711

Crane Co.	47,496	2,964

Graco, Inc.	57,125	4,122

IDEX Corp.	75,673	5,738

ITT Corp.	88,078	3,515

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Machinery – 2.8% – continued

Kennametal, Inc.	76,547	$2,579

Lincoln Electric Holdings, Inc.	75,140	4,913

MSA Safety, Inc.	30,477	1,520

Nordson Corp.	55,376	4,338

Oshkosh Corp.	75,753	3,696

Regal-Beloit Corp.	43,251	3,457

SPX Corp.	39,658	3,367

Terex Corp.	102,917	2,737
		46,657

Manufactured Goods – 0.3%

Timken (The) Co.	72,043	3,036

Valmont Industries, Inc.	23,289	2,862
		5,898

Media – 1.1%

AMC Networks, Inc., Class A *	57,139	4,379

AOL, Inc. *	75,938	3,008

DreamWorks Animation SKG, Inc., Class A *	70,111	1,697

John Wiley & Sons, Inc., Class A	44,946	2,748

Meredith Corp.	35,296	1,969

New York Times (The) Co., Class A	127,342	1,752

Time, Inc.	105,979	2,378
		17,931

Medical Equipment & Devices – 4.4%

Align Technology, Inc. *	70,350	3,784

Bio-Rad Laboratories, Inc., Class A *	19,981	2,701

Bio-Techne Corp.	35,957	3,606

Cooper (The) Cos., Inc.	46,763	8,764

Halyard Health, Inc. *	45,034	2,216

Hill-Rom Holdings, Inc.	54,740	2,682

Hologic, Inc. *	235,755	7,786

IDEXX Laboratories, Inc. *	45,643	7,051

Mettler-Toledo International, Inc. *	27,204	8,940

ResMed, Inc.	136,110	9,770

Sirona Dental Systems, Inc. *	53,820	4,843

STERIS Corp.	57,660	4,052

Teleflex, Inc.	40,087	4,844

Thoratec Corp. *	52,236	2,188
		73,227

Metals & Mining – 0.5%

Compass Minerals International, Inc.	32,574	3,036

Harsco Corp.	78,243	1,351

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Metals & Mining – 0.5% – continued

Royal Gold, Inc.	63,095	$3,982
		8,369

Oil, Gas & Coal – 4.5%

Atwood Oceanics, Inc.	58,182	1,636

California Resources Corp.	298,616	2,273

Denbury Resources, Inc.	342,000	2,493

Dresser-Rand Group, Inc. *	74,190	5,961

Dril-Quip, Inc. *	37,450	2,561

Energen Corp.	70,699	4,666

Gulfport Energy Corp. *	82,899	3,806

Helix Energy Solutions Group, Inc. *	95,284	1,425

HollyFrontier Corp.	189,781	7,643

Murphy USA, Inc. *	41,622	3,012

Nabors Industries Ltd.	280,100	3,823

NOW, Inc. *	103,628	2,243

Oceaneering International, Inc.	96,478	5,203

Oil States International, Inc. *	49,745	1,978

Patterson-UTI Energy, Inc.	141,747	2,661

Peabody Energy Corp.	265,941	1,308

Rosetta Resources, Inc. *	71,250	1,213

Rowan Cos. PLC, Class A	120,556	2,135

SM Energy Co.	65,338	3,377

Superior Energy Services, Inc.	147,289	3,290

Tidewater, Inc.	45,320	867

Unit Corp. *	44,935	1,257

Western Refining, Inc.	68,386	3,378

World Fuel Services Corp.	69,832	4,014

WPX Energy, Inc. *	197,300	2,157
		74,380

Passenger Transportation – 0.8%

Alaska Air Group, Inc.	127,074	8,410

JetBlue Airways Corp. *	252,802	4,866
		13,276

Real Estate – 0.6%

Alexander & Baldwin, Inc.	43,950	1,898

Jones Lang LaSalle, Inc.	43,357	7,388
		9,286

Real Estate Investment Trusts – 9.6%

Alexandria Real Estate Equities, Inc.	69,723	6,836

American Campus Communities, Inc.	108,626	4,657

BioMed Realty Trust, Inc.	194,925	4,417

Camden Property Trust	83,924	6,557

Corporate Office Properties Trust	89,609	2,633

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Real Estate Investment Trusts – 9.6% – continued

Corrections Corp. of America	113,040	$4,551

Duke Realty Corp.	333,752	7,266

Equity One, Inc.	75,043	2,003

Extra Space Storage, Inc.	107,105	7,237

Federal Realty Investment Trust	66,454	9,783

Highwoods Properties, Inc.	89,961	4,118

Home Properties, Inc.	55,933	3,875

Hospitality Properties Trust	145,130	4,788

Kilroy Realty Corp.	83,594	6,367

Lamar Advertising Co., Class A	77,753	4,608

LaSalle Hotel Properties	109,291	4,247

Liberty Property Trust	144,163	5,147

Mack-Cali Realty Corp.	81,015	1,562

Mid-America Apartment Communities, Inc.	72,847	5,629

National Retail Properties, Inc.	127,987	5,244

Omega Healthcare Investors, Inc.	134,135	5,442

Potlatch Corp.	39,304	1,574

Rayonier, Inc.	122,556	3,304

Rayonier, Inc. – (Fractional Shares) *	50,000	–

Realty Income Corp.	217,861	11,242

Regency Centers Corp.	91,191	6,205

Senior Housing Properties Trust	227,466	5,047

Tanger Factory Outlet Centers, Inc.	91,121	3,205

Taubman Centers, Inc.	61,255	4,724

UDR, Inc.	250,559	8,526

Urban Edge Properties	84,644	2,006

Weingarten Realty Investors	109,071	3,924

WP GLIMCHER, Inc.	179,135	2,979
		159,703

Recreational Facilities & Services – 0.7%

Cinemark Holdings, Inc.	100,811	4,544

International Speedway Corp., Class A	27,046	882

Life Time Fitness, Inc. *	34,752	2,466

Live Nation Entertainment, Inc. *	140,406	3,542
		11,434

Renewable Energy – 0.3%

SunEdison, Inc. *	243,908	5,854

Retail – Consumer Staples – 0.5%

Big Lots, Inc.	51,723	2,484

CST Brands, Inc.	74,693	3,274

SUPERVALU, Inc. *	199,860	2,324
		8,082

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Retail – Discretionary – 4.2%

Abercrombie & Fitch Co., Class A	67,571	$1,489

Advance Auto Parts, Inc.	70,816	10,600

American Eagle Outfitters, Inc.	169,912	2,902

ANN, Inc. *	44,280	1,817

Ascena Retail Group, Inc. *	127,518	1,850

Cabela’s, Inc. *	46,156	2,584

Chico’s FAS, Inc.	149,170	2,639

Copart, Inc. *	110,179	4,139

Dick’s Sporting Goods, Inc.	94,970	5,412

Foot Locker, Inc.	137,573	8,667

Guess?, Inc.	62,054	1,154

HSN, Inc.	31,507	2,150

J.C. Penney Co., Inc. *	295,128	2,482

Office Depot, Inc. *	475,099	4,371

Signet Jewelers Ltd.	77,599	10,770

Williams-Sonoma, Inc.	82,857	6,605
		69,631

Semiconductors – 2.6%

Advanced Micro Devices, Inc. *	609,427	1,633

Atmel Corp.	403,041	3,317

Cree, Inc. *	108,021	3,834

Cypress Semiconductor Corp. *	307,614	4,340

Fairchild Semiconductor International, Inc. *	112,935	2,053

Integrated Device Technology, Inc. *	143,600	2,875

Intersil Corp., Class A	126,390	1,810

IPG Photonics Corp. *	34,499	3,198

Qorvo, Inc. *	143,720	11,455

Semtech Corp. *	64,642	1,722

Silicon Laboratories, Inc. *	38,048	1,932

Teradyne, Inc.	210,827	3,974

Vishay Intertechnology, Inc.	131,380	1,816
		43,959

Software – 4.1%

ACI Worldwide, Inc. *	112,214	2,430

Acxiom Corp. *	74,749	1,382

Advent Software, Inc.	43,536	1,920

Allscripts Healthcare Solutions, Inc. *	164,289	1,965

ANSYS, Inc. *	87,001	7,673

Cadence Design Systems, Inc. *	282,990	5,218

CommVault Systems, Inc. *	40,982	1,791

Informatica Corp. *	105,913	4,645

Jack Henry & Associates, Inc.	79,248	5,539

Mentor Graphics Corp.	94,748	2,277

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

MID CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Software – 4.1% – continued

NeuStar, Inc., Class A *	53,958	$1,328

PTC, Inc. *	111,243	4,024

Rackspace Hosting, Inc. *	113,641	5,863

SolarWinds, Inc. *	64,234	3,291

Solera Holdings, Inc.	64,847	3,350

Synopsys, Inc. *	148,834	6,894

Tyler Technologies, Inc. *	32,545	3,923

Ultimate Software Group (The), Inc. *	27,732	4,713
		68,226

Specialty Finance – 1.4%

CoreLogic, Inc. *	86,936	3,066

First American Financial Corp.	104,316	3,722

GATX Corp.	42,911	2,488

Global Payments, Inc.	64,962	5,956

SLM Corp.	409,988	3,805

WEX, Inc. *	37,556	4,032
		23,069

Technology Services – 2.6%

Broadridge Financial Solutions, Inc.	117,073	6,440

Convergys Corp.	95,695	2,189

DST Systems, Inc.	27,696	3,066

FactSet Research Systems, Inc.	37,565	5,980

Fair Isaac Corp.	30,371	2,695

Gartner, Inc. *	84,764	7,108

Leidos Holdings, Inc.	60,220	2,527

MAXIMUS, Inc.	63,723	4,254

MSCI, Inc.	108,748	6,667

Science Applications International Corp.	37,827	1,942
		42,868

Telecom – 0.1%

Telephone & Data Systems, Inc.	95,014	2,366

Transportation & Logistics – 1.7%

Con-way, Inc.	55,769	2,461

Genesee & Wyoming, Inc., Class A *	49,657	4,789

JB Hunt Transport Services, Inc.	89,127	7,611

Kirby Corp. *	53,901	4,045

Landstar System, Inc.	43,310	2,871

Old Dominion Freight Line, Inc. *	65,711	5,080

Werner Enterprises, Inc.	43,269	1,359
		28,216

Transportation Equipment – 0.8%

Trinity Industries, Inc.	150,682	5,351

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Transportation Equipment – 0.8% – continued

Wabtec Corp.	93,276	$8,862
		14,213

Utilities – 4.1%

Alliant Energy Corp.	107,444	6,769

Aqua America, Inc.	171,246	4,512

Atmos Energy Corp.	97,617	5,398

Black Hills Corp.	43,269	2,182

Cleco Corp.	58,541	3,192

Great Plains Energy, Inc.	149,175	3,980

Hawaiian Electric Industries, Inc.	99,413	3,193

IDACORP, Inc.	48,673	3,060

National Fuel Gas Co.	81,564	4,921

OGE Energy Corp.	193,099	6,104

ONE Gas, Inc.	50,509	2,184

PNM Resources, Inc.	77,044	2,250

Questar Corp.	169,865	4,053

UGI Corp.	167,294	5,452

Vectren Corp.	79,995	3,531

Westar Energy, Inc.	127,934	4,959

WGL Holdings, Inc.	48,193	2,718
		68,458

Waste & Environment Services & Equipment – 1.0%

CLARCOR, Inc.	48,536	3,206

Clean Harbors, Inc. *	51,929	2,949

Donaldson Co., Inc.	122,918	4,635

Waste Connections, Inc.	119,993	5,776
		16,566
Total Common Stocks
(Cost $1,167,450)		1,598,292

INVESTMENT COMPANIES – 4.0%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (2)	66,300,223	66,300
Total Investment Companies
(Cost $66,300)		66,300

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.03%, 4/30/15 (3)(4)	$3,575	$3,575

0.01%, 5/7/15 (3)(4)	540	540
Total Short-Term Investments
(Cost $4,115)		4,115

Total Investments – 100.3%
(Cost $1,237,865)		1,668,707

Liabilities less Other Assets – (0.3)%		(4,400)
NET ASSETS – 100.0%		$1,664,307

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
(4)	Discount rate at the time of purchase.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-Mini S&P MidCap 400	436	$66,263	Long	6/15	$1,536

At March 31, 2015, the industry sectors (unaudited) for the Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.8%
Consumer Staples	4.0
Energy	4.3
Financials	23.5
Health Care	9.3
Industrials	15.9
Information Technology	17.0
Materials	7.5
Telecommunication Services	0.2
Utilities	4.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$1,598,292	$–	$–	$1,598,292
Investment Companies	66,300	–	–	66,300
Short-Term Investments	–	4,115	–	4,115
Total Investments	$1,664,592	$4,115	$–	$1,668,707

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$1,536	$–	$–	$1,536

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4%

Aerospace & Defense – 1.4%

AAR Corp.	22,239	$683

Aerovironment, Inc. *	10,783	286

Astronics Corp. *	10,574	779

Ducommun, Inc. *	6,258	162

Erickson, Inc. *	3,348	14

Esterline Technologies Corp. *	17,826	2,040

GenCorp, Inc. *	33,689	781

HEICO Corp.	37,318	2,279

LMI Aerospace, Inc. *	5,829	71

Moog, Inc., Class A *	23,204	1,741

National Presto Industries, Inc.	2,667	169

SIFCO Industries, Inc.	1,397	30

Smith & Wesson Holding Corp. *	31,289	398

Sturm Ruger & Co., Inc.	10,894	541

TASER International, Inc. *	30,216	729

Teledyne Technologies, Inc. *	19,793	2,113

Woodward, Inc.	37,149	1,895
		14,711

Apparel & Textile Products – 1.1%

Albany International Corp., Class A	15,764	627

Columbia Sportswear Co.	15,427	939

Crocs, Inc. *	43,643	515

Culp, Inc.	4,745	127

G-III Apparel Group Ltd. *	10,767	1,213

Iconix Brand Group, Inc. *	26,998	909

Movado Group, Inc.	10,428	297

Oxford Industries, Inc.	8,188	618

Perry Ellis International, Inc. *	6,706	155

Quiksilver, Inc. *	74,319	137

Sequential Brands Group, Inc. *	9,302	100

Skechers U.S.A., Inc., Class A *	21,924	1,577

Steven Madden Ltd. *	32,711	1,243

Tumi Holdings, Inc. *	28,462	696

Unifi, Inc. *	8,082	292

Vera Bradley, Inc. *	12,018	195

Vince Holding Corp. *	6,157	114

Weyco Group, Inc.	3,570	107

Wolverine World Wide, Inc.	56,938	1,905
		11,766

Asset Management – 0.8%

Acacia Research Corp.	28,132	301

Altisource Asset Management Corp. *	813	150

Ashford, Inc. *	438	52

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Asset Management – 0.8% – continued

Caesars Acquisition Co., Class A *	26,414	$180

Calamos Asset Management, Inc., Class A	9,919	133

Cohen & Steers, Inc.	10,834	444

Diamond Hill Investment Group, Inc.	1,639	262

FCB Financial Holdings, Inc., Class A *	4,501	123

Fifth Street Asset Management, Inc.	3,402	38

Financial Engines, Inc.	28,847	1,207

GAMCO Investors, Inc., Class A	3,661	287

Home Loan Servicing Solutions Ltd.	39,865	659

Janus Capital Group, Inc.	83,728	1,439

Ladenburg Thalmann Financial Services, Inc. *	55,069	213

Manning & Napier, Inc.	7,458	97

Medley Management, Inc., Class A	3,439	38

OM Asset Management PLC	13,491	251

Oppenheimer Holdings, Inc., Class A	5,959	140

Pzena Investment Management, Inc., Class A	6,433	59

Safeguard Scientifics, Inc. *	11,380	206

Silvercrest Asset Management Group, Inc., Class A	3,063	44

Virtus Investment Partners, Inc.	3,967	519

Westwood Holdings Group, Inc.	4,205	254

WisdomTree Investments, Inc.	60,334	1,295
		8,391

Automotive – 1.3%

Actuant Corp., Class A	36,443	865

American Axle & Manufacturing Holdings, Inc. *	37,818	977

Cooper Tire & Rubber Co.	32,521	1,393

Cooper-Standard Holding, Inc. *	7,686	455

Dana Holding Corp.	94,954	2,009

Dorman Products, Inc. *	15,161	754

Federal-Mogul Holdings Corp. *	15,897	212

Fuel Systems Solutions, Inc. *	7,626	84

Gentherm, Inc. *	19,777	999

Metaldyne Performance Group, Inc. *	6,418	116

Methode Electronics, Inc.	21,261	1,000

Miller Industries, Inc.	6,287	154

Modine Manufacturing Co. *	26,880	362

Motorcar Parts of America, Inc. *	10,100	281

Remy International, Inc.	17,316	385

Standard Motor Products, Inc.	11,141	471

Strattec Security Corp.	1,911	141

Superior Industries International, Inc.	13,034	247

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Automotive – 1.3% – continued

Tenneco, Inc. *	34,103	$1,958

Tower International, Inc. *	11,624	309

TriMas Corp. *	25,383	781
		13,953

Banking – 8.4%

1st Source Corp.	8,604	276

American National Bankshares, Inc.	4,303	97

Ameris Bancorp	16,990	448

Ames National Corp.	4,557	113

Anchor BanCorp Wisconsin, Inc. *	3,742	130

Arrow Financial Corp.	6,029	164

Astoria Financial Corp.	48,336	626

Banc of California, Inc.	18,800	231

BancFirst Corp.	3,933	240

Banco Latinoamericano de Comercio Exterior S.A., Class E	16,671	547

Bancorp (The), Inc. *	18,220	165

BancorpSouth, Inc.	53,872	1,251

Bank Mutual Corp.	25,691	188

Bank of Kentucky Financial (The) Corp.	3,616	177

Bank of Marin Bancorp	3,252	166

Bank of the Ozarks, Inc.	47,724	1,762

BankFinancial Corp.	10,266	135

Banner Corp.	11,080	509

BBCN Bancorp, Inc.	44,735	647

Beneficial Bancorp, Inc. *	17,802	201

Berkshire Hills Bancorp, Inc.	14,275	395

Blue Hills Bancorp, Inc. *	16,354	216

BNC Bancorp	11,001	199

BofI Holding, Inc. *	8,454	787

Boston Private Financial Holdings, Inc.	45,014	547

Bridge Bancorp, Inc.	6,373	165

Bridge Capital Holdings *	5,415	141

Brookline Bancorp, Inc.	40,328	405

Bryn Mawr Bank Corp.	9,103	277

C1 Financial, Inc. *	1,755	33

Camden National Corp.	4,093	163

Capital Bank Financial Corp., Class A *	12,881	356

Capital City Bank Group, Inc.	5,887	96

Capitol Federal Financial, Inc.	79,879	999

Cardinal Financial Corp.	18,255	365

Cascade Bancorp *	16,406	79

Cathay General Bancorp	44,648	1,270

CenterState Banks, Inc.	19,585	233

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Banking – 8.4% – continued

Central Pacific Financial Corp.	9,427	$217

Century Bancorp, Inc., Class A	1,829	73

Charter Financial Corp.	9,166	105

Chemical Financial Corp.	18,509	580

Citizens & Northern Corp.	6,822	138

City Holding Co.	9,100	428

Clifton Bancorp, Inc.	14,548	205

CNB Financial Corp.	7,954	135

CoBiz Financial, Inc.	20,631	254

Columbia Banking System, Inc.	32,242	934

Community Bank System, Inc.	22,911	811

Community Trust Bancorp, Inc.	8,932	296

CommunityOne Bancorp *	6,396	63

ConnectOne Bancorp, Inc.	12,447	242

CU Bancorp *	5,497	125

Customers Bancorp, Inc. *	14,613	356

CVB Financial Corp.	59,519	949

Dime Community Bancshares, Inc.	18,100	291

Eagle Bancorp, Inc. *	16,360	628

Enterprise Bancorp, Inc.	4,067	86

Enterprise Financial Services Corp.	11,379	235

EverBank Financial Corp.	50,885	917

Fidelity Southern Corp.	9,136	154

Financial Institutions, Inc.	7,638	175

First BanCorp *	58,533	363

First Bancorp	10,872	191

First Bancorp, Inc.	5,359	94

First Busey Corp.	40,008	268

First Business Financial Services, Inc.	2,168	94

First Citizens BancShares, Inc., Class A	5,380	1,397

First Commonwealth Financial Corp.	52,853	476

First Community Bancshares, Inc.	9,090	159

First Connecticut Bancorp, Inc.	8,927	137

First Defiance Financial Corp.	5,332	175

First Financial Bancorp	32,509	579

First Financial Bankshares, Inc.	36,048	996

First Financial Corp.	6,633	238

First Financial Northwest, Inc.	8,060	100

First Interstate BancSystem, Inc., Class A	9,971	277

First Merchants Corp.	20,523	483

First Midwest Bancorp, Inc.	42,338	735

First NBC Bank Holding Co. *	8,542	282

First of Long Island (The) Corp.	7,022	179

FirstMerit Corp.	92,519	1,763

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Banking – 8.4% – continued

Flushing Financial Corp.	17,220	$346

FNB Corp.	97,127	1,276

Fox Chase Bancorp, Inc.	6,598	111

German American Bancorp, Inc.	7,609	224

Glacier Bancorp, Inc.	41,824	1,052

Great Southern Bancorp, Inc.	5,716	225

Great Western Bancorp, Inc.	10,326	227

Green Bancorp, Inc. *	2,538	28

Guaranty Bancorp	8,096	137

Hampton Roads Bankshares, Inc. *	18,964	36

Hancock Holding Co.	46,128	1,377

Hanmi Financial Corp.	18,105	383

Heartland Financial USA, Inc.	8,941	292

Heritage Commerce Corp.	11,521	105

Heritage Financial Corp.	17,571	299

Heritage Oaks Bancorp	12,271	102

Home BancShares, Inc.	30,417	1,031

HomeTrust Bancshares, Inc. *	11,467	183

Horizon Bancorp	5,074	119

Hudson Valley Holding Corp.	8,133	208

IBERIABANK Corp.	17,608	1,110

Independent Bank Corp.	14,301	627

Independent Bank Corp.	12,614	162

Independent Bank Group, Inc.	5,037	196

International Bancshares Corp.	30,566	796

Investors Bancorp, Inc.	199,342	2,336

Kearny Financial Corp. *	7,738	105

Lakeland Bancorp, Inc.	21,858	251

Lakeland Financial Corp.	9,417	382

LegacyTexas Financial Group, Inc.	23,639	537

Macatawa Bank Corp.	14,413	77

MainSource Financial Group, Inc.	11,652	229

MB Financial, Inc.	37,233	1,166

Mercantile Bank Corp.	9,267	181

Merchants Bancshares, Inc.	2,836	83

Meridian Bancorp, Inc. *	11,216	148

Metro Bancorp, Inc.	7,815	216

MidSouth Bancorp, Inc.	4,525	67

MidWestOne Financial Group, Inc.	3,789	109

National Bank Holdings Corp., Class A	20,846	392

National Bankshares, Inc.	3,833	114

National Penn Bancshares, Inc.	69,463	748

NBT Bancorp, Inc.	24,764	621

NewBridge Bancorp	18,519	165

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Banking – 8.4% – continued

Northfield Bancorp, Inc.	26,721	$396

Northrim BanCorp, Inc.	3,725	91

Northwest Bancshares, Inc.	53,200	630

OceanFirst Financial Corp.	7,389	128

OFG Bancorp	25,283	413

Old Line Bancshares, Inc.	4,614	73

Old National Bancorp	66,025	937

Opus Bank	2,823	87

Oritani Financial Corp.	26,295	383

Pacific Continental Corp.	9,801	130

Pacific Premier Bancorp, Inc. *	11,629	188

Palmetto Bancshares, Inc.	2,505	48

Park National Corp.	7,249	620

Park Sterling Corp.	24,690	175

Peapack Gladstone Financial Corp.	8,498	184

Penns Woods Bancorp, Inc.	2,657	130

Peoples Bancorp, Inc.	8,688	205

Peoples Financial Services Corp.	4,373	196

Pinnacle Financial Partners, Inc.	20,023	890

Preferred Bank	6,469	178

PrivateBancorp, Inc.	40,060	1,409

Prosperity Bancshares, Inc.	39,066	2,050

Provident Financial Services, Inc.	33,975	634

Renasant Corp.	17,816	535

Republic Bancorp, Inc., Class A	5,428	134

Republic First Bancorp, Inc. *	17,041	62

S&T Bancorp, Inc.	18,349	521

Sandy Spring Bancorp, Inc.	14,302	375

Seacoast Banking Corp. of Florida *	10,654	152

ServisFirst Bancshares, Inc.	1,032	34

Sierra Bancorp	6,709	112

Simmons First National Corp., Class A	12,809	582

South State Corp.	13,538	926

Southside Bancshares, Inc.	13,504	387

Southwest Bancorp, Inc.	10,909	194

Square 1 Financial, Inc. Class A *	3,731	100

State Bank Financial Corp.	18,249	383

Sterling Bancorp	50,880	682

Stock Yards Bancorp, Inc.	8,091	279

Stonegate Bank	5,483	166

Suffolk Bancorp	6,383	152

Sun Bancorp, Inc. *	4,698	89

Susquehanna Bancshares, Inc.	105,174	1,442

Talmer Bancorp, Inc. Class A	9,870	151

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Banking – 8.4% – continued

Territorial Bancorp, Inc.	4,805	$114

Texas Capital Bancshares, Inc. *	25,633	1,247

Tompkins Financial Corp.	8,406	453

Towne Bank	24,388	392

TriCo Bancshares	12,861	310

TriState Capital Holdings, Inc. *	12,171	127

Triumph Bancorp, Inc. *	4,330	59

TrustCo Bank Corp. NY	53,942	371

Trustmark Corp.	37,725	916

UMB Financial Corp.	21,166	1,120

Umpqua Holdings Corp.	93,103	1,600

Union Bankshares Corp.	26,041	578

United Bankshares, Inc.	38,678	1,454

United Community Banks, Inc.	28,166	532

United Community Financial Corp.	29,117	159

United Financial Bancorp, Inc.	29,955	372

Univest Corp. of Pennsylvania	8,971	178

Valley National Bancorp	126,441	1,194

Washington Federal, Inc.	56,831	1,239

Washington Trust Bancorp, Inc.	8,375	320

Waterstone Financial, Inc.	18,932	243

Webster Financial Corp.	50,458	1,870

WesBanco, Inc.	18,516	603

West Bancorporation, Inc.	8,815	175

Westamerica Bancorporation	14,920	645

Western Alliance Bancorp *	42,222	1,252

Wilshire Bancorp, Inc.	39,698	396

Wintrust Financial Corp.	25,999	1,240

WSFS Financial Corp.	5,065	383

Yadkin Financial Corp. *	11,221	228
		88,164

Biotechnology & Pharmaceuticals – 7.7%

ACADIA Pharmaceuticals, Inc. *	44,174	1,440

Acceleron Pharma, Inc. *	9,307	354

AcelRx Pharmaceuticals, Inc. *	13,677	53

Aceto Corp.	16,328	359

Achaogen, Inc. *	3,801	37

Achillion Pharmaceuticals, Inc. *	63,845	630

Acorda Therapeutics, Inc. *	23,347	777

Actinium Pharmaceuticals, Inc. *	11,704	29

Adamas Pharmaceuticals, Inc. *	1,600	28

Aegerion Pharmaceuticals, Inc. *	16,559	433

Aerie Pharmaceuticals, Inc. *	5,786	181

Agenus, Inc. *	34,247	176

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Biotechnology & Pharmaceuticals – 7.7% – continued

Agios Pharmaceuticals, Inc. *	8,208	$774

Akebia Therapeutics, Inc. *	4,311	48

Akorn, Inc. *	34,958	1,661

Albany Molecular Research, Inc. *	12,976	228

Alder Biopharmaceuticals, Inc. *	5,656	163

Alimera Sciences, Inc. *	14,437	72

AMAG Pharmaceuticals, Inc. *	14,651	801

Amphastar Pharmaceuticals, Inc. *	5,014	75

Ampio Pharmaceuticals, Inc. *	22,551	170

Anacor Pharmaceuticals, Inc. *	18,466	1,068

ANI Pharmaceuticals, Inc. *	3,788	237

Anika Therapeutics, Inc. *	8,207	338

Antares Pharma, Inc. *	64,206	174

Applied Genetic Technologies Corp. *	3,077	61

Aratana Therapeutics, Inc. *	16,234	260

Ardelyx, Inc. *	2,673	35

Arena Pharmaceuticals, Inc. *	134,976	590

ARIAD Pharmaceuticals, Inc. *	92,500	762

Array BioPharma, Inc. *	78,327	577

Arrowhead Research Corp. *	30,722	208

Atara Biotherapeutics, Inc. *	3,128	130

Auspex Pharmaceuticals, Inc. *	5,833	585

Avalanche Biotechnologies, Inc. *	3,967	161

Bellicum Pharmaceuticals, Inc. *	4,739	110

BioCryst Pharmaceuticals, Inc. *	39,325	355

BioDelivery Sciences International, Inc. *	23,624	248

Bio-Path Holdings, Inc. *	40,443	73

BioSpecifics Technologies Corp. *	1,978	77

BioTime, Inc. *	28,623	142

Bluebird Bio, Inc. *	13,811	1,668

Calithera Biosciences, Inc. *	4,647	76

Cambrex Corp. *	17,198	682

Cara Therapeutics, Inc. *	3,062	31

Celldex Therapeutics, Inc. *	54,908	1,530

Cellular Dynamics International, Inc. *	5,342	88

Cempra, Inc. *	16,757	575

ChemoCentryx, Inc. *	15,056	114

Chimerix, Inc. *	16,954	639

Clovis Oncology, Inc. *	13,838	1,027

Coherus Biosciences, Inc. *	3,825	117

Corcept Therapeutics, Inc. *	31,730	178

CTI BioPharma Corp. *	83,903	152

Cytokinetics, Inc. *	19,448	132

CytRx Corp. *	30,727	104

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Biotechnology & Pharmaceuticals – 7.7% – continued

Depomed, Inc. *	32,517	$729

Dermira, Inc. *	4,432	68

Dicerna Pharmaceuticals, Inc. *	1,996	48

Dyax Corp. *	76,169	1,276

Dynavax Technologies Corp. *	16,212	364

Egalet Corp. *	2,218	29

Eleven Biotherapeutics, Inc. *	2,587	23

Emergent Biosolutions, Inc. *	16,388	471

Enanta Pharmaceuticals, Inc. *	5,694	174

Endocyte, Inc. *	20,421	128

Epizyme, Inc. *	8,766	165

Esperion Therapeutics, Inc. *	3,753	348

Exelixis, Inc. *	107,263	276

FibroGen, Inc. *	5,234	164

Five Prime Therapeutics, Inc. *	11,430	261

Flexion Therapeutics, Inc. *	3,688	83

Furiex Pharmaceuticals, Inc. (1)*	3,926	–

Galectin Therapeutics, Inc. *	9,922	33

Galena Biopharma, Inc. *	83,794	116

Genocea Biosciences, Inc. *	2,208	26

Geron Corp.	89,566	338

Halozyme Therapeutics, Inc. *	57,967	828

Heron Therapeutics, Inc. *	12,692	185

Horizon Pharma PLC *	36,502	948

Hyperion Therapeutics, Inc. *	7,496	344

Idera Pharmaceuticals, Inc. *	48,170	179

IGI Laboratories, Inc. *	17,501	143

Immune Design Corp. *	3,316	70

ImmunoGen, Inc. *	48,420	433

Immunomedics, Inc. *	46,659	179

Impax Laboratories, Inc. *	39,280	1,841

Infinity Pharmaceuticals, Inc. *	27,277	381

Inovio Pharmaceuticals, Inc. *	33,792	276

Insmed, Inc. *	27,813	578

Insys Therapeutics, Inc. *	5,504	320

Intersect ENT, Inc. *	3,170	82

Intra-Cellular Therapies, Inc. *	11,169	267

Intrexon Corp. *	21,204	962

Ironwood Pharmaceuticals, Inc. *	67,042	1,073

Isis Pharmaceuticals, Inc. *	65,928	4,198

Karyopharm Therapeutics, Inc. *	7,781	238

Keryx Biopharmaceuticals, Inc. *	56,570	720

Kindred Biosciences, Inc. *	5,886	42

Kite Pharma, Inc. *	5,294	305

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Biotechnology & Pharmaceuticals – 7.7% – continued

KYTHERA Biopharmaceuticals, Inc. *	11,060	$555

Lannett Co., Inc. *	14,434	977

Lexicon Pharmaceuticals, Inc. *	125,878	119

Ligand Pharmaceuticals, Inc. *	11,025	850

Loxo Oncology, Inc. *	1,947	24

MacroGenics, Inc. *	11,323	355

MannKind Corp. *	127,885	665

Medicines (The) Co. *	36,488	1,022

Merrimack Pharmaceuticals, Inc. *	55,094	655

Mirati Therapeutics, Inc. *	3,950	116

Momenta Pharmaceuticals, Inc. *	28,537	434

NanoViricides, Inc. *	25,968	58

Nature’s Sunshine Products, Inc.	5,978	78

Nektar Therapeutics *	71,257	784

Neuralstem, Inc. *	37,876	72

Neurocrine Biosciences, Inc. *	47,280	1,877

Nevro Corp. *	4,522	217

NewLink Genetics Corp. *	11,176	611

Northwest Biotherapeutics, Inc. *	24,491	180

Novavax, Inc. *	133,588	1,105

Nutraceutical International Corp. *	4,729	93

Ohr Pharmaceutical, Inc. *	11,586	29

Omega Protein Corp. *	11,474	157

Omeros Corp. *	21,097	465

OncoMed Pharmaceuticals, Inc. *	6,957	179

Oncothyreon, Inc. *	44,007	72

Ophthotech Corp. *	7,845	365

OPKO Health, Inc. *	110,372	1,564

Orexigen Therapeutics, Inc. *	68,999	540

Organovo Holdings, Inc. *	34,432	122

Osiris Therapeutics, Inc. *	10,445	184

Otonomy, Inc. *	3,928	139

Pacira Pharmaceuticals, Inc. *	19,999	1,777

Pain Therapeutics, Inc. *	20,949	40

PDL BioPharma, Inc.	89,988	633

Peregrine Pharmaceuticals, Inc. *	96,893	131

Pernix Therapeutics Holdings, Inc. *	18,335	196

Phibro Animal Health Corp., Class A	8,418	298

Portola Pharmaceuticals, Inc. *	25,781	979

POZEN, Inc. *	14,889	115

Prestige Brands Holdings, Inc. *	29,070	1,247

Progenics Pharmaceuticals, Inc. *	39,847	238

Prothena Corp. PLC *	15,103	576

PTC Therapeutics, Inc. *	13,710	834

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Biotechnology & Pharmaceuticals – 7.7% – continued

Puma Biotechnology, Inc. *	13,796	$3,257

Radius Health, Inc. *	4,345	179

Raptor Pharmaceutical Corp. *	38,768	421

Receptos, Inc. *	12,303	2,029

Regado Biosciences, Inc. *	8,499	10

Regulus Therapeutics, Inc. *	8,653	147

Relypsa, Inc. *	11,570	417

Repligen Corp. *	17,977	546

Repros Therapeutics, Inc. *	13,906	119

Retrophin, Inc. *	15,391	369

Revance Therapeutics, Inc. *	4,687	97

Rigel Pharmaceuticals, Inc. *	48,215	172

Roka Bioscience, Inc. *	2,670	9

Sage Therapeutics, Inc. *	3,133	157

Sagent Pharmaceuticals, Inc. *	12,309	286

Sangamo BioSciences, Inc. *	38,154	598

Sarepta Therapeutics, Inc. *	23,032	306

SciClone Pharmaceuticals, Inc. *	29,689	263

Spark Therapeutics, Inc. *	4,514	350

Spectrum Pharmaceuticals, Inc. *	37,525	228

Stemline Therapeutics, Inc. *	6,361	92

Sucampo Pharmaceuticals, Inc., Class A *	9,768	152

Sunesis Pharmaceuticals, Inc. *	27,243	67

Supernus Pharmaceuticals, Inc. *	16,135	195

Synageva BioPharma Corp. *	12,982	1,266

Synergy Pharmaceuticals, Inc. *	51,620	238

Synta Pharmaceuticals Corp. *	35,397	69

Synutra International, Inc. *	9,760	62

T2 Biosystems, Inc. *	3,254	50

TESARO, Inc. *	11,969	687

Tetraphase Pharmaceuticals, Inc. *	17,190	630

TG Therapeutics, Inc. *	15,424	239

TherapeuticsMD, Inc. *	61,314	371

Theravance Biopharma, Inc. *	12,965	225

Theravance, Inc.	46,263	727

Threshold Pharmaceuticals, Inc. *	28,646	116

Tokai Pharmaceuticals, Inc. *	3,592	41

Ultragenyx Pharmaceutical, Inc. *	4,036	251

USANA Health Sciences, Inc. *	3,197	355

Vanda Pharmaceuticals, Inc. *	18,869	175

Verastem, Inc. *	15,801	161

Versartis, Inc. *	3,813	70

Vitae Pharmaceuticals, Inc. *	3,411	40

Vital Therapies, Inc. *	3,307	83

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Biotechnology & Pharmaceuticals – 7.7% – continued

VIVUS, Inc. *	49,543	$122

Xencor, Inc. *	10,494	161

XenoPort, Inc. *	33,113	236

XOMA Corp. *	51,005	186

Zafgen, Inc. *	3,763	149

ZIOPHARM Oncology, Inc. *	50,836	547

Zogenix, Inc. *	67,661	93

ZS Pharma, Inc. *	3,730	157
		81,205

Chemicals – 2.3%

A. Schulman, Inc.	16,405	791

American Vanguard Corp.	15,852	168

Amyris, Inc. *	14,467	35

Axiall Corp.	39,205	1,840

Balchem Corp.	17,075	946

Calgon Carbon Corp.	29,964	631

Chemtura Corp. *	40,657	1,109

Ferro Corp. *	40,326	506

FutureFuel Corp.	11,998	123

Globe Specialty Metals, Inc.	35,881	679

GrafTech International Ltd. *	67,344	262

H.B. Fuller Co.	28,074	1,203

Hawkins, Inc.	6,105	232

Innophos Holdings, Inc.	12,301	693

Innospec, Inc.	13,710	636

Intrepid Potash, Inc. *	31,351	362

KMG Chemicals, Inc.	5,304	142

Koppers Holdings, Inc.	11,614	229

Kraton Performance Polymers, Inc. *	18,454	373

Kronos Worldwide, Inc.	11,556	146

Landec Corp. *	14,756	206

LSB Industries, Inc. *	10,881	450

Lydall, Inc. *	9,708	308

Marrone Bio Innovations, Inc. *	8,104	31

Materion Corp.	11,568	444

Minerals Technologies, Inc.	19,338	1,414

Oil-Dri Corp. of America	2,638	89

Olin Corp.	44,315	1,420

OM Group, Inc.	16,957	509

OMNOVA Solutions, Inc. *	26,113	223

PolyOne Corp.	49,869	1,863

Polypore International, Inc. *	25,291	1,490

Quaker Chemical Corp.	7,434	637

Rentech, Inc. *	125,471	140

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Chemicals – 2.3% – continued

Sensient Technologies Corp.	27,675	$1,906

Stepan Co.	10,858	452

Trecora Resources *	10,804	132

Trinseo S.A. *	6,294	125

Tronox Ltd., Class A	34,498	701

WD-40 Co.	8,411	745
		24,391

Commercial Services – 2.6%

ABM Industries, Inc.	31,305	997

Advisory Board (The) Co. *	23,497	1,252

AMN Healthcare Services, Inc. *	26,102	602

ARC Document Solutions, Inc. *	22,663	209

Ascent Capital Group, Inc., Class A *	7,813	311

Barrett Business Services, Inc.	3,923	168

Brady Corp., Class A	26,953	763

Brink’s (The) Co.	27,218	752

Care.com, Inc. *	3,734	28

CBIZ, Inc. *	24,060	225

CDI Corp.	7,767	109

Cimpress N.V. *	18,666	1,575

Civeo Corp.	51,388	131

Collectors Universe, Inc.	3,800	86

Computer Task Group, Inc.	8,307	61

Corporate Executive Board (The) Co.	18,949	1,513

CorVel Corp. *	6,113	210

CRA International, Inc. *	5,422	169

Cross Country Healthcare, Inc. *	17,149	203

Deluxe Corp.	28,006	1,940

Ennis, Inc.	14,433	204

Franklin Covey Co. *	6,041	116

FTI Consulting, Inc. *	22,881	857

G&K Services, Inc., Class A	11,194	812

GP Strategies Corp. *	7,448	276

Hackett Group (The), Inc.	13,861	124

Healthcare Services Group, Inc.	39,369	1,265

Heidrick & Struggles International, Inc.	10,043	247

Hill International, Inc. *	16,260	58

HMS Holdings Corp. *	49,184	760

Huron Consulting Group, Inc. *	13,197	873

Information Services Group, Inc.	17,989	72

Insperity, Inc.	12,725	665

Kelly Services, Inc., Class A	15,096	263

Kforce, Inc.	13,945	311

Korn/Ferry International	27,923	918

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Commercial Services – 2.6% – continued

LifeLock, Inc. *	45,145	$637

Multi-Color Corp.	6,974	484

National Research Corp., Class A	5,519	79

Navigant Consulting, Inc. *	27,778	360

On Assignment, Inc. *	28,894	1,109

Park-Ohio Holdings Corp.	5,016	264

Patriot National, Inc. *	5,058	64

PRGX Global, Inc. *	14,904	60

Providence Service (The) Corp. *	6,577	349

Quad/Graphics, Inc.	15,576	358

Resources Connection, Inc.	21,810	382

Sotheby’s	34,158	1,444

SP Plus Corp. *	8,485	185

TriNet Group, Inc. *	8,668	305

TrueBlue, Inc. *	23,227	566

UniFirst Corp.	8,278	974

Viad Corp.	11,636	324
		27,069

Construction Materials – 0.6%

Advanced Drainage Systems, Inc.	8,751	262

Apogee Enterprises, Inc.	16,320	705

Aspen Aerogels, Inc. *	4,004	29

Continental Building Products, Inc. *	6,467	146

Deltic Timber Corp.	6,238	413

Headwaters, Inc. *	41,225	756

Louisiana-Pacific Corp. *	79,125	1,307

Patrick Industries, Inc. *	4,489	280

Ply Gem Holdings, Inc. *	11,771	153

Trex Co., Inc. *	18,835	1,027

United States Lime & Minerals, Inc.	1,056	68

Universal Forest Products, Inc.	11,249	624

US Concrete, Inc. *	7,816	265
		6,035

Consumer Products – 2.1%

22nd Century Group, Inc. *	22,606	19

Alico, Inc.	1,631	84

Alliance One International, Inc. *	48,592	53

B&G Foods, Inc.	30,136	887

Boston Beer (The) Co., Inc., Class A *	4,675	1,250

Boulder Brands, Inc. *	34,219	326

Cal-Maine Foods, Inc.	17,410	680

Central Garden and Pet Co., Class A *	23,823	253

Clearwater Paper Corp. *	10,720	700

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Consumer Products – 2.1% – continued

Coca-Cola Bottling Co. Consolidated	2,676	$303

Craft Brew Alliance, Inc. *	6,100	83

Darling Ingredients, Inc. *	92,209	1,292

Dean Foods Co.	52,408	866

Diamond Foods, Inc. *	12,245	399

Elizabeth Arden, Inc. *	14,833	231

Farmer Bros. Co. *	4,120	102

Female Health (The) Co.	12,196	35

Fresh Del Monte Produce, Inc.	18,934	737

Helen of Troy Ltd. *	16,021	1,306

HRG Group, Inc. *	46,665	582

Inter Parfums, Inc.	9,409	307

Inventure Foods, Inc. *	8,439	94

J&J Snack Foods Corp.	8,328	889

John B. Sanfilippo & Son, Inc.	4,741	204

Lancaster Colony Corp.	10,356	986

Lifeway Foods, Inc. *	2,538	54

Limoneira Co.	6,169	134

National Beverage Corp. *	6,258	153

Orchids Paper Products Co.	4,447	120

PhotoMedex, Inc. *	7,183	14

PICO Holdings, Inc. *	12,951	210

Post Holdings, Inc. *	29,305	1,373

Revlon, Inc., Class A *	6,275	259

Sanderson Farms, Inc.	12,939	1,031

Seaboard Corp. *	155	640

Seneca Foods Corp., Class A *	4,515	135

Senomyx, Inc. *	23,438	103

Snyder’s-Lance, Inc.	26,733	854

Tootsie Roll Industries, Inc.	10,965	372

TreeHouse Foods, Inc. *	23,573	2,004

Universal Corp.	13,056	616

Vector Group Ltd.	42,284	929

Zep, Inc.	12,658	216
		21,885

Consumer Services – 0.6%

American Public Education, Inc. *	9,924	297

Bridgepoint Education, Inc. *	9,106	88

Bright Horizons Family Solutions, Inc. *	16,160	829

Capella Education Co.	6,144	399

Career Education Corp. *	37,072	186

Carriage Services, Inc.	9,122	218

Grand Canyon Education, Inc. *	26,139	1,132

ITT Educational Services, Inc. *	12,877	87

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Consumer Services – 0.6% – continued

K12, Inc. *	18,950	$298

Matthews International Corp., Class A	16,749	863

Medifast, Inc. *	6,817	204

Nutrisystem, Inc.	16,198	324

Regis Corp. *	24,521	401

Rent-A-Center, Inc.	29,622	813

Strayer Education, Inc. *	6,094	325

Universal Technical Institute, Inc.	12,675	122

Weight Watchers International, Inc. *	15,631	109
		6,695

Containers & Packaging – 0.6%

AEP Industries, Inc. *	2,211	122

Berry Plastics Group, Inc. *	50,329	1,821

Graphic Packaging Holding Co.	183,143	2,663

KapStone Paper and Packaging Corp.	47,381	1,556

Myers Industries, Inc.	14,782	259

Tredegar Corp.	14,177	285

UFP Technologies, Inc. *	3,349	76
		6,782

Design, Manufacturing & Distribution – 0.3%

Anixter International, Inc. *	15,219	1,159

Benchmark Electronics, Inc. *	30,119	724

CTS Corp.	19,177	345

Fabrinet *	19,966	379

Plexus Corp. *	19,037	776
		3,383

Distributors – Consumer Staples – 0.4%

Andersons (The), Inc.	15,824	655

Calavo Growers, Inc.	8,096	416

Core-Mark Holding Co., Inc.	12,928	831

United Natural Foods, Inc. *	27,811	2,143
		4,045

Distributors – Discretionary – 0.6%

ePlus, Inc. *	2,872	250

FTD Cos., Inc. *	10,691	320

Insight Enterprises, Inc. *	22,979	655

PC Connection, Inc.	5,310	139

Pool Corp.	25,250	1,761

ScanSource, Inc. *	15,999	650

Speed Commerce, Inc. *	27,030	17

SYNNEX Corp.	15,972	1,234

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Distributors – Discretionary – 0.6% – continued

United Stationers, Inc.	22,142	$908
		5,934

Electrical Equipment – 1.5%

AAON, Inc.	23,740	582

American Science & Engineering, Inc.	4,337	212

Argan, Inc.	6,892	249

Badger Meter, Inc.	8,132	488

Bel Fuse, Inc., Class B	5,515	105

Belden, Inc.	24,427	2,285

Capstone Turbine Corp. *	181,248	118

Chase Corp.	3,680	161

Checkpoint Systems, Inc.	23,569	255

Cognex Corp. *	48,693	2,415

ESCO Technologies, Inc.	14,865	580

FARO Technologies, Inc. *	9,680	601

Generac Holdings, Inc. *	38,587	1,879

General Cable Corp.	27,443	473

Global Power Equipment Group, Inc.	9,448	125

GSI Group, Inc. *	17,501	233

Houston Wire & Cable Co.	9,777	95

Itron, Inc. *	22,060	805

Kimball Electronics, Inc. *	14,863	210

Landauer, Inc.	5,265	185

Littelfuse, Inc.	12,607	1,253

LSI Industries, Inc.	11,331	92

Mesa Laboratories, Inc.	1,556	112

NL Industries, Inc. *	3,800	30

Nortek, Inc. *	5,132	453

OSI Systems, Inc. *	11,174	830

Powell Industries, Inc.	5,121	173

Preformed Line Products Co.	1,449	61

Revolution Lighting Technologies, Inc. *	18,398	20

Stoneridge, Inc. *	15,571	176

TCP International Holdings Ltd. *	3,909	7

Watts Water Technologies, Inc., Class A	15,959	878
		16,141

Engineering & Construction Services – 0.8%

Comfort Systems USA, Inc.	21,215	446

Dycom Industries, Inc. *	19,045	930

EMCOR Group, Inc.	35,314	1,641

EnerNOC, Inc. *	15,266	174

Exponent, Inc.	7,361	654

Granite Construction, Inc.	21,957	772

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Engineering & Construction Services – 0.8% – continued

Great Lakes Dredge & Dock Corp. *	34,263	$206

Installed Building Products, Inc. *	5,104	111

Kratos Defense & Security Solutions, Inc. *	24,506	136

Layne Christensen Co. *	10,932	55

MasTec, Inc. *	36,703	708

Mistras Group, Inc. *	9,049	174

MYR Group, Inc. *	12,148	381

Orion Marine Group, Inc. *	15,120	134

Primoris Services Corp.	21,332	367

Sterling Construction Co., Inc. *	10,477	47

Team, Inc. *	11,585	452

Tutor Perini Corp. *	20,913	488

VSE Corp.	2,288	187

Willbros Group, Inc. *	22,002	73
		8,136

Forest & Paper Products – 0.3%

Neenah Paper, Inc.	9,279	580

PH Glatfelter Co.	24,188	666

Resolute Forest Products, Inc. *	36,656	633

Schweitzer-Mauduit International, Inc.	17,087	788

Wausau Paper Corp.	24,254	231
		2,898

Gaming, Lodging & Restaurants – 2.7%

Belmond Ltd., Class A *	54,317	667

Biglari Holdings, Inc. *	973	403

BJ’s Restaurants, Inc. *	12,182	615

Bloomin’ Brands, Inc.	43,276	1,053

Bob Evans Farms, Inc.	13,845	641

Boyd Gaming Corp. *	43,480	617

Bravo Brio Restaurant Group, Inc. *	8,501	125

Buffalo Wild Wings, Inc. *	10,593	1,920

Caesars Entertainment Corp. *	28,770	303

Carrols Restaurant Group, Inc. *	20,181	167

Cheesecake Factory (The), Inc.	27,976	1,380

Churchill Downs, Inc.	7,529	866

Chuy’s Holdings, Inc. *	9,058	204

Cracker Barrel Old Country Store, Inc.	10,667	1,623

Dave & Buster’s Entertainment, Inc. *	3,798	116

Del Frisco’s Restaurant Group, Inc. *	13,522	272

Denny’s Corp. *	48,876	557

Diamond Resorts International, Inc. *	19,839	663

DineEquity, Inc.	9,301	995

El Pollo Loco Holdings, Inc. *	4,495	115

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Gaming, Lodging & Restaurants – 2.7% – continued

Empire Resorts, Inc. *	8,322	$38

Famous Dave’s of America, Inc. *	2,576	73

Fiesta Restaurant Group, Inc. *	15,037	917

Habit Restaurants (The), Inc., Class A *	3,315	107

Ignite Restaurant Group, Inc. *	4,219	20

Intrawest Resorts Holdings, Inc. *	7,424	65

Isle of Capri Casinos, Inc. *	12,088	170

Jack in the Box, Inc.	22,431	2,152

Jamba, Inc. *	9,935	146

Krispy Kreme Doughnuts, Inc. *	36,578	731

La Quinta Holdings, Inc. *	24,760	586

Marriott Vacations Worldwide Corp.	14,999	1,216

Monarch Casino & Resort, Inc. *	5,256	101

Morgans Hotel Group Co. *	16,055	124

Nathan’s Famous, Inc.	1,728	94

Noodles & Co. *	5,966	104

Papa John’s International, Inc.	17,163	1,061

Papa Murphy’s Holdings, Inc. *	3,206	58

Penn National Gaming, Inc. *	44,104	691

Pinnacle Entertainment, Inc. *	33,409	1,206

Popeyes Louisiana Kitchen, Inc. *	13,264	793

Potbelly Corp. *	8,232	113

Red Robin Gourmet Burgers, Inc. *	8,015	697

Ruby Tuesday, Inc. *	33,883	204

Ruth’s Hospitality Group, Inc.	20,513	326

Scientific Games Corp., Class A *	28,752	301

Shake Shack, Inc., Class A *	3,224	161

Sonic Corp.	30,459	966

Texas Roadhouse, Inc.	39,071	1,423

Zoe’s Kitchen, Inc. *	3,215	107
		28,053

Hardware – 2.8%

ADTRAN, Inc.	29,965	559

Aerohive Networks, Inc. *	5,267	23

Alliance Fiber Optic Products, Inc.	6,935	121

Aruba Networks, Inc. *	59,883	1,467

CalAmp Corp. *	20,369	330

Ciena Corp. *	58,891	1,137

Clearfield, Inc. *	6,282	93

Comtech Telecommunications Corp.	8,631	250

Control4 Corp. *	6,299	75

Cray, Inc. *	22,857	642

CUI Global, Inc. *	11,368	67

Daktronics, Inc.	21,664	234

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Hardware – 2.8% – continued

Datalink Corp. *	10,967	$132

Digimarc Corp.	3,600	79

Dot Hill Systems Corp. *	33,062	175

DTS, Inc. *	9,699	330

Eastman Kodak Co. *	9,735	185

Electronics For Imaging, Inc. *	26,192	1,093

Emulex Corp. *	40,282	321

ExOne (The) Co. *	5,468	75

Extreme Networks, Inc. *	52,916	167

FEI Co.	23,694	1,809

Finisar Corp. *	58,004	1,238

Gigamon, Inc. *	13,940	296

Harmonic, Inc. *	49,607	368

Immersion Corp. *	15,509	142

Imprivata, Inc. *	3,223	45

Infinera Corp. *	68,719	1,352

InterDigital, Inc.	20,835	1,057

Ixia *	32,459	394

Kopin Corp. *	36,463	128

KVH Industries, Inc. *	9,298	141

Loral Space & Communications, Inc. *	7,364	504

Mercury Systems, Inc. *	18,751	292

Multi-Fineline Electronix, Inc. *	4,958	91

NETGEAR, Inc. *	19,400	638

NetScout Systems, Inc. *	20,445	896

Nimble Storage, Inc. *	5,103	114

Numerex Corp., Class A *	7,738	88

Plantronics, Inc.	23,799	1,260

Polycom, Inc. *	77,442	1,038

Procera Networks, Inc. *	11,267	106

QLogic Corp. *	48,939	721

Quantum Corp. *	120,774	193

Ruckus Wireless, Inc. *	36,508	470

Sanmina Corp. *	46,149	1,116

ShoreTel, Inc. *	35,881	245

Silicon Graphics International Corp. *	19,599	170

Skullcandy, Inc. *	10,964	124

Sonus Networks, Inc. *	27,628	218

Super Micro Computer, Inc. *	19,364	643

Synaptics, Inc. *	20,203	1,643

Telenav, Inc. *	15,050	119

TiVo, Inc. *	53,532	568

TTM Technologies, Inc. *	30,998	279

Turtle Beach Corp. *	3,862	7

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Hardware – 2.8% – continued

Ubiquiti Networks, Inc.	16,670	$493

Universal Electronics, Inc. *	8,921	503

ViaSat, Inc. *	23,201	1,383

Viasystems Group, Inc. *	2,871	50

Vicor Corp. *	9,057	138

Violin Memory, Inc. *	44,178	167

Vishay Precision Group, Inc. *	7,031	112

Vocera Communications, Inc. *	12,447	123

VOXX International Corp. *	10,656	98
		29,135

Health Care Facilities & Services – 2.6%

AAC Holdings, Inc. *	3,254	99

Acadia Healthcare Co., Inc. *	23,975	1,717

Addus HomeCare Corp. *	3,480	80

Adeptus Health, Inc., Class A *	3,063	154

Air Methods Corp. *	21,953	1,023

Alliance HealthCare Services, Inc. *	2,803	62

Almost Family, Inc. *	4,869	218

Amedisys, Inc. *	15,341	411

Amsurg Corp. *	23,694	1,458

Bio-Reference Laboratories, Inc. *	13,780	486

BioScrip, Inc. *	39,456	175

Chemed Corp.	9,810	1,171

Civitas Solutions, Inc. *	6,566	137

Diplomat Pharmacy, Inc. *	8,634	299

Ensign Group (The), Inc.	12,634	592

Enzo Biochem, Inc. *	18,827	56

ExamWorks Group, Inc. *	19,457	810

Five Star Quality Care, Inc. *	23,574	105

Genesis Healthcare, Inc. *	12,897	92

Hanger, Inc. *	19,797	449

HealthEquity, Inc. *	5,706	143

HealthSouth Corp.	49,373	2,190

Healthways, Inc. *	17,839	351

INC Research Holdings, Inc., Class A *	5,249	172

Independence Holding Co.	4,138	56

Invitae Corp. *	4,095	69

IPC Healthcare, Inc. *	9,624	449

Kindred Healthcare, Inc.	43,884	1,044

LHC Group, Inc. *	6,993	231

Liberator Medical Holdings, Inc.	17,359	61

Magellan Health, Inc. *	15,444	1,094

Molina Healthcare, Inc. *	16,913	1,138

National HealthCare Corp.	5,822	371

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Health Care Facilities & Services – 2.6% – continued

NeoStem, Inc. *	13,032	$33

OvaScience, Inc. *	9,626	334

Owens & Minor, Inc.	35,295	1,194

PAREXEL International Corp. *	31,879	2,199

PharMerica Corp. *	16,849	475

PRA Health Sciences, Inc. *	10,974	316

RadNet, Inc. *	18,010	151

Select Medical Holdings Corp.	44,177	655

Surgical Care Affiliates, Inc. *	6,936	238

Team Health Holdings, Inc. *	39,364	2,303

Triple-S Management Corp., Class B *	14,038	279

U.S. Physical Therapy, Inc.	6,989	332

Universal American Corp. *	23,321	249

WellCare Health Plans, Inc. *	24,592	2,249
		27,970

Home & Office Products – 2.0%

ACCO Brands Corp. *	64,109	533

American Woodmark Corp. *	7,032	385

AV Homes, Inc. *	6,224	99

Beazer Homes USA, Inc. *	14,679	260

Blount International, Inc. *	27,781	358

Cavco Industries, Inc. *	4,998	375

Century Communities, Inc. *	2,150	42

Cenveo, Inc. *	30,005	64

CSS Industries, Inc.	5,105	154

Dixie Group (The), Inc. *	8,234	75

Flexsteel Industries, Inc.	2,675	84

Griffon Corp.	22,740	396

Herman Miller, Inc.	33,230	922

HNI Corp.	25,299	1,396

Hovnanian Enterprises, Inc., Class A *	66,091	235

Interface, Inc.	37,322	776

iRobot Corp. *	16,550	540

KB Home	46,886	732

Kimball International, Inc., Class B	19,725	207

Knoll, Inc.	27,224	638

La-Z-Boy, Inc.	29,348	825

LGI Homes, Inc. *	7,855	131

Libbey, Inc.	12,110	483

Lifetime Brands, Inc.	6,171	94

M/I Homes, Inc. *	13,908	332

Masonite International Corp. *	16,473	1,108

Mattress Firm Holding Corp. *	8,411	586

MDC Holdings, Inc.	21,850	623

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Home & Office Products – 2.0% – continued

Meritage Homes Corp. *	21,928	$1,067

NACCO Industries, Inc., Class A	2,579	137

New Home (The) Co., Inc. *	4,525	72

Norcraft Cos., Inc. *	4,017	103

PGT, Inc. *	26,025	291

Quanex Building Products Corp.	20,998	414

Ryland Group (The), Inc.	26,241	1,279

Select Comfort Corp. *	30,431	1,049

St. Joe (The) Co. *	35,464	658

Standard Pacific Corp. *	81,054	729

Steelcase, Inc., Class A	46,369	878

TRI Pointe Homes, Inc. *	82,133	1,267

UCP, Inc., Class A *	4,309	37

WCI Communities, Inc. *	6,424	154

William Lyon Homes, Class A *	9,643	249
		20,837

Industrial Services – 0.6%

Applied Industrial Technologies, Inc.	23,330	1,058

DXP Enterprises, Inc. *	7,319	323

Electro Rent Corp.	9,062	103

Furmanite Corp. *	20,725	164

H&E Equipment Services, Inc.	17,600	440

Kaman Corp.	15,318	650

Neff Corp., Class A *	6,098	64

TAL International Group, Inc. *	19,002	774

Titan Machinery, Inc. *	9,547	127

Watsco, Inc.	14,432	1,814

Wesco Aircraft Holdings, Inc. *	29,396	450
		5,967

Institutional Financial Services – 0.7%

BGC Partners, Inc., Class A	97,641	923

CIFC Corp.	3,352	26

Cowen Group, Inc., Class A *	65,884	343

Evercore Partners, Inc., Class A	18,531	957

FBR & Co. *	4,367	101

FXCM, Inc., Class A	24,798	53

Gain Capital Holdings, Inc.	12,763	125

GFI Group, Inc.	5,652	33

Greenhill & Co., Inc.	15,866	629

INTL. FCStone, Inc. *	8,510	253

Investment Technology Group, Inc. *	19,172	581

KCG Holdings, Inc., Class A *	25,698	315

Moelis & Co., Class A	4,056	122

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Institutional Financial Services – 0.7% – continued

Piper Jaffray Cos. *	9,121	$478

RCS Capital Corp., Class A	5,207	55

Stifel Financial Corp. *	36,554	2,038
		7,032

Insurance – 2.4%

Ambac Financial Group, Inc. *	25,238	611

American Equity Investment Life Holding Co.	41,668	1,214

AMERISAFE, Inc.	10,544	488

AmTrust Financial Services, Inc.	16,847	960

Argo Group International Holdings Ltd.	16,154	810

Atlas Financial Holdings, Inc. *	6,337	112

Baldwin & Lyons, Inc., Class B	5,093	119

Citizens, Inc. *	25,660	158

CNO Financial Group, Inc.	114,855	1,978

Crawford & Co., Class B	15,420	133

Donegal Group, Inc., Class A	4,521	71

eHealth, Inc. *	9,716	91

EMC Insurance Group, Inc.	2,791	94

Employers Holdings, Inc.	17,661	477

Enstar Group Ltd. *	4,793	680

FBL Financial Group, Inc., Class A	5,530	343

Federated National Holding Co.	7,932	243

Fidelity & Guaranty Life	6,209	132

Global Indemnity PLC *	4,537	126

Greenlight Capital Re Ltd., Class A *	15,924	506

Hallmark Financial Services, Inc. *	7,610	81

HCI Group, Inc.	4,964	228

Heritage Insurance Holdings, Inc. *	3,783	83

Hilltop Holdings, Inc. *	42,128	819

Horace Mann Educators Corp.	22,846	781

Infinity Property & Casualty Corp.	6,483	532

James River Group Holdings Ltd.	6,167	145

Kansas City Life Insurance Co.	2,106	97

Kemper Corp.	24,384	950

Maiden Holdings Ltd.	28,097	417

Meadowbrook Insurance Group, Inc.	27,639	235

Montpelier Re Holdings Ltd.	20,463	787

National General Holdings Corp.	19,914	372

National Interstate Corp.	3,911	110

National Western Life Insurance Co., Class A	1,268	322

Navigators Group (The), Inc. *	5,900	459

NMI Holdings, Inc., Class A *	29,171	218

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Insurance – 2.4% – continued

OneBeacon Insurance Group Ltd., Class A	12,467	$190

Phoenix (The) Cos., Inc. *	3,146	157

Primerica, Inc.	30,597	1,557

Radian Group, Inc.	107,046	1,797

RLI Corp.	24,061	1,261

RPX Corp. *	29,915	430

Safety Insurance Group, Inc.	7,293	436

Selective Insurance Group, Inc.	31,452	914

State Auto Financial Corp.	8,807	214

State National Cos., Inc.	14,795	147

Symetra Financial Corp.	42,221	991

Third Point Reinsurance Ltd. *	31,869	451

Trupanion, Inc. *	4,505	36

United Fire Group, Inc.	11,713	372

United Insurance Holdings Corp.	9,161	206

Universal Insurance Holdings, Inc.	17,650	452
		25,593

Iron & Steel – 0.4%

A.M. Castle & Co. *	10,349	38

AK Steel Holding Corp. *	99,438	445

Commercial Metals Co.	66,081	1,070

Haynes International, Inc.	7,060	315

Northwest Pipe Co. *	5,236	120

Olympic Steel, Inc.	4,990	67

Ryerson Holding Corp. *	6,022	38

Schnitzer Steel Industries, Inc., Class A	15,059	239

Shiloh Industries, Inc. *	4,574	64

SunCoke Energy, Inc.	37,174	555

Universal Stainless & Alloy Products, Inc. *	3,781	99

Walter Energy, Inc.	36,337	23

Worthington Industries, Inc.	28,914	769
		3,842

Leisure Products – 0.5%

Arctic Cat, Inc.	7,392	268

Black Diamond, Inc. *	12,549	119

Brunswick Corp.	51,899	2,670

Callaway Golf Co.	43,627	416

Drew Industries, Inc.	13,251	815

Escalade, Inc.	5,463	95

Fox Factory Holding Corp. *	6,161	95

JAKKS Pacific, Inc. *	10,292	70

Johnson Outdoors, Inc., Class A	2,748	91

LeapFrog Enterprises, Inc. *	35,747	78

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Leisure Products – 0.5% – continued

Malibu Boats, Inc. Class A *	4,549	$106

Marine Products Corp.	5,784	50

Nautilus, Inc. *	17,879	273

Winnebago Industries, Inc.	15,331	326
		5,472

Machinery – 1.6%

Alamo Group, Inc.	3,746	236

Altra Industrial Motion Corp.	15,223	421

ARC Group Worldwide, Inc. *	1,687	9

Astec Industries, Inc.	10,651	457

Briggs & Stratton Corp.	26,183	538

CIRCOR International, Inc.	9,919	543

Columbus McKinnon Corp.	11,345	306

Curtiss-Wright Corp.	26,998	1,996

Douglas Dynamics, Inc.	12,787	292

Federal Signal Corp.	35,307	557

Franklin Electric Co., Inc.	26,833	1,023

Gorman-Rupp (The) Co.	10,636	319

Graham Corp.	5,545	133

Hillenbrand, Inc.	35,165	1,086

Hurco Cos., Inc.	3,770	124

Hyster-Yale Materials Handling, Inc.	5,790	424

Intevac, Inc. *	13,183	81

John Bean Technologies Corp.	16,375	585

Kadant, Inc.	6,353	334

Lindsay Corp.	6,833	521

Manitex International, Inc. *	7,608	74

MSA Safety, Inc.	16,602	828

MTS Systems Corp.	8,499	643

Mueller Water Products, Inc., Class A	89,341	880

Power Solutions International, Inc. *	2,472	159

Raven Industries, Inc.	20,485	419

Rexnord Corp. *	42,068	1,123

Rofin-Sinar Technologies, Inc. *	15,780	382

Standex International Corp.	7,171	589

Sun Hydraulics Corp.	12,502	517

Tennant Co.	10,347	676

Titan International, Inc.	25,297	237

Twin Disc, Inc.	4,553	80

Xerium Technologies, Inc. *	6,443	105
		16,697

Manufactured Goods – 1.0%

Aegion Corp. *	21,343	385

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Manufactured Goods – 1.0% – continued

Ampco-Pittsburgh Corp.	4,545	$79

AZZ, Inc.	14,415	672

Barnes Group, Inc.	30,360	1,229

Chart Industries, Inc. *	17,114	600

Dynamic Materials Corp.	7,612	97

EnPro Industries, Inc.	12,724	839

Gibraltar Industries, Inc. *	17,697	290

Global Brass & Copper Holdings, Inc.	11,749	182

Handy & Harman Ltd. *	2,172	89

Insteel Industries, Inc.	10,515	227

LB Foster Co., Class A	5,909	281

Mueller Industries, Inc.	31,733	1,147

NCI Building Systems, Inc. *	16,099	278

NN, Inc.	10,210	256

Omega Flex, Inc.	1,590	40

Proto Labs, Inc. *	12,699	889

RBC Bearings, Inc.	13,019	997

Rogers Corp. *	10,159	835

RTI International Metals, Inc. *	17,308	622

Simpson Manufacturing Co., Inc.	23,163	866
		10,900

Media – 2.0%

AH Belo Corp., Class A	10,273	85

Angie’s List, Inc. *	24,046	141

Bankrate, Inc. *	37,626	427

Blucora, Inc. *	23,802	325

Boingo Wireless, Inc. *	12,822	97

Borderfree, Inc. *	3,293	20

Central European Media Enterprises Ltd., Class A *	38,933	104

Coupons.com, Inc. *	6,652	78

Covisint Corp. *	20,917	42

Crown Media Holdings, Inc., Class A *	19,200	77

Cumulus Media, Inc., Class A *	81,663	202

Daily Journal Corp. *	597	109

Demand Media, Inc. *	4,810	27

Dex Media, Inc. *	8,181	34

Dice Holdings, Inc. *	22,182	198

Entercom Communications Corp., Class A *	13,714	167

Entravision Communications Corp., Class A	32,088	203

Eros International PLC *	12,629	221

Everyday Health, Inc. *	4,168	54

EW Scripps (The) Co., Class A	17,549	499

Global Sources Ltd. *	8,037	47

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Media – 2.0% – continued

Gray Television, Inc. *	28,318	$391

GrubHub, Inc. *	4,925	224

Harte-Hanks, Inc.	27,174	212

HealthStream, Inc. *	12,031	303

Hemisphere Media Group, Inc. *	4,479	57

Houghton Mifflin Harcourt Co. *	61,049	1,433

Journal Communications, Inc., Class A *	25,578	379

Lee Enterprises, Inc. *	29,500	94

Marchex, Inc., Class B	18,102	74

Marin Software, Inc. *	14,519	91

Martha Stewart Living Omnimedia, Inc., Class A *	16,483	107

MaxPoint Interactive, Inc. *	1,857	18

McClatchy (The) Co., Class A *	34,040	63

MDC Partners, Inc., Class A	23,835	676

Media General, Inc. *	44,570	735

Meredith Corp.	20,136	1,123

Millennial Media, Inc. *	41,554	60

Monster Worldwide, Inc. *	50,172	318

National CineMedia, Inc.	34,142	516

New Media Investment Group, Inc.	24,871	595

New York Times (The) Co., Class A	77,672	1,069

Nexstar Broadcasting Group, Inc., Class A	17,191	984

Orbitz Worldwide, Inc. *	29,528	344

QuinStreet, Inc. *	19,172	114

Radio One, Inc., Class D *	12,750	39

ReachLocal, Inc. *	7,289	21

RealD, Inc. *	22,160	283

Reis, Inc.	4,477	115

RetailMeNot, Inc. *	16,975	306

Rocket Fuel, Inc. *	10,114	93

Rubicon Project (The), Inc. *	4,359	78

Saga Communications, Inc., Class A	1,997	89

Salem Media Group, Inc.	6,053	37

Scholastic Corp.	14,918	611

Shutterfly, Inc. *	21,604	977

Shutterstock, Inc. *	8,545	587

Sinclair Broadcast Group, Inc., Class A	38,514	1,210

Sizmek, Inc. *	12,161	88

TechTarget, Inc. *	9,139	105

Time, Inc.	61,820	1,387

Townsquare Media, Inc., Class A *	4,817	62

Travelport Worldwide Ltd.	16,855	281

Travelzoo, Inc. *	4,065	39

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Media – 2.0% – continued

Tremor Video, Inc. *	19,528	$46

TrueCar, Inc. *	4,284	76

TubeMogul, Inc. *	1,884	26

WebMD Health Corp. *	21,729	952

Wix.com Ltd. *	7,639	146

World Wrestling Entertainment, Inc., Class A	16,359	229

XO Group, Inc. *	15,425	273

YuMe, Inc. *	9,987	52
		21,345

Medical Equipment & Devices – 4.1%

Abaxis, Inc.	12,596	807

ABIOMED, Inc. *	22,383	1,602

Accelerate Diagnostics, Inc. *	12,514	282

Accuray, Inc. *	43,715	407

Affymetrix, Inc. *	40,924	514

Analogic Corp.	6,964	633

AngioDynamics, Inc. *	13,625	242

AtriCure, Inc. *	15,612	320

Atrion Corp.	862	298

BioTelemetry, Inc. *	14,548	129

Cardiovascular Systems, Inc. *	15,556	607

Catalent, Inc. *	27,446	855

Cepheid, Inc. *	39,068	2,223

Cerus Corp. *	53,365	223

CONMED Corp.	15,231	769

CryoLife, Inc.	15,990	166

Cyberonics, Inc. *	15,051	977

Cynosure, Inc., Class A *	12,650	388

Cytori Therapeutics, Inc. *	51,491	61

Derma Sciences, Inc. *	12,489	106

DexCom, Inc. *	42,008	2,619

Endologix, Inc. *	35,923	613

Entellus Medical, Inc. *	2,969	65

Exact Sciences Corp. *	49,548	1,091

Exactech, Inc. *	5,326	136

Fluidigm Corp. *	15,751	663

Foundation Medicine, Inc. *	7,901	380

GenMark Diagnostics, Inc. *	23,700	308

Genomic Health, Inc. *	9,497	290

Globus Medical, Inc., Class A *	36,881	931

Greatbatch, Inc. *	13,915	805

Haemonetics Corp. *	29,209	1,312

HeartWare International, Inc. *	9,525	836

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Medical Equipment & Devices – 4.1% – continued

ICU Medical, Inc. *	7,522	$701

Inogen, Inc. *	2,885	92

Insulet Corp. *	31,090	1,037

Integra LifeSciences Holdings Corp. *	13,983	862

Invacare Corp.	18,122	352

K2M Group Holdings, Inc. *	4,871	107

LDR Holding Corp. *	9,451	346

Luminex Corp. *	21,077	337

Masimo Corp. *	25,058	826

Meridian Bioscience, Inc.	23,433	447

Merit Medical Systems, Inc. *	24,118	464

MiMedx Group, Inc. *	52,310	544

NanoString Technologies, Inc. *	5,536	56

Natus Medical, Inc. *	18,033	712

Navidea Biopharmaceuticals, Inc. *	82,929	132

Neogen Corp. *	20,559	961

NuVasive, Inc. *	26,112	1,201

NxStage Medical, Inc. *	34,457	596

Ocular Therapeutix, Inc. *	3,113	131

OraSure Technologies, Inc. *	31,779	208

Orthofix International N.V. *	10,494	377

Oxford Immunotec Global PLC *	7,173	101

Pacific Biosciences of California, Inc. *	31,703	185

Quidel Corp. *	16,001	432

Rockwell Medical, Inc. *	26,341	288

RTI Surgical, Inc. *	31,172	154

Second Sight Medical Products, Inc. *	1,831	23

Sequenom, Inc. *	64,130	253

Sientra, Inc. *	3,284	63

Sparton Corp. *	5,582	137

Spectranetics (The) Corp. *	23,326	811

STAAR Surgical Co. *	21,167	157

STERIS Corp.	33,072	2,324

SurModics, Inc. *	7,329	191

Symmetry Surgical, Inc. *	5,172	38

Tandem Diabetes Care, Inc. *	6,072	77

Thoratec Corp. *	30,057	1,259

Tornier N.V. *	19,949	523

TransEnterix, Inc. *	15,803	46

TriVascular Technologies, Inc. *	4,089	43

Unilife Corp. *	61,868	248

Utah Medical Products, Inc.	2,071	124

Vascular Solutions, Inc. *	9,742	295

Veracyte, Inc. *	3,580	26

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Medical Equipment & Devices – 4.1% – continued

West Pharmaceutical Services, Inc.	39,589	$2,384

Wright Medical Group, Inc. *	28,016	723

Zeltiq Aesthetics, Inc. *	16,320	503
		43,555

Metals & Mining – 0.5%

Century Aluminum Co. *	28,838	398

Coeur Mining, Inc. *	58,195	274

Encore Wire Corp.	11,686	443

Gold Resource Corp.	20,741	66

Harsco Corp.	45,349	783

Hecla Mining Co.	206,275	615

Horsehead Holding Corp. *	28,538	361

Kaiser Aluminum Corp.	10,081	775

Molycorp, Inc. *	100,372	39

Noranda Aluminum Holding Corp.	24,457	72

Stillwater Mining Co. *	67,271	869

US Silica Holdings, Inc.	30,157	1,074
		5,769

Oil, Gas & Coal – 2.7%

Abraxas Petroleum Corp. *	50,535	164

Adams Resources & Energy, Inc.	1,163	78

Alon USA Energy, Inc.	14,434	239

Alpha Natural Resources, Inc. *	122,025	122

American Eagle Energy Corp. *	16,750	3

Approach Resources, Inc. *	21,689	143

Arch Coal, Inc. *	117,040	117

Basic Energy Services, Inc. *	17,283	120

Bill Barrett Corp. *	28,177	234

Bonanza Creek Energy, Inc. *	22,041	544

Bristow Group, Inc.	19,960	1,087

C&J Energy Services Ltd. *	26,170	291

Callon Petroleum Co. *	36,967	276

CARBO Ceramics, Inc.	11,104	339

Carrizo Oil & Gas, Inc. *	28,780	1,429

CHC Group Ltd. *	18,461	25

Clayton Williams Energy, Inc. *	3,379	171

Clean Energy Fuels Corp. *	40,501	216

Cloud Peak Energy, Inc. *	34,501	201

Comstock Resources, Inc.	26,104	93

Contango Oil & Gas Co. *	9,886	217

Delek US Holdings, Inc.	33,346	1,326

Diamondback Energy, Inc. *	24,719	1,899

Eclipse Resources Corp. *	16,568	93

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Oil, Gas & Coal – 2.7% – continued

Emerald Oil, Inc. *	31,379	$23

Energy XXI Ltd.	51,249	187

Evolution Petroleum Corp.	10,801	64

EXCO Resources, Inc.	83,684	153

Exterran Holdings, Inc.	32,848	1,103

Flotek Industries, Inc. *	30,234	446

FMSA Holdings, Inc. *	14,195	103

Forum Energy Technologies, Inc. *	33,460	656

FX Energy, Inc. *	29,561	37

Gastar Exploration, Inc. *	38,375	101

Geospace Technologies Corp. *	7,230	119

Glori Energy, Inc. *	6,670	14

Goodrich Petroleum Corp. *	25,162	89

Gulf Island Fabrication, Inc.	7,971	118

Gulfmark Offshore, Inc., Class A	15,174	198

Halcon Resources Corp. *	142,541	220

Hallador Energy Co.	5,722	67

Harvest Natural Resources, Inc. *	23,215	10

Helix Energy Solutions Group, Inc. *	59,224	886

Hercules Offshore, Inc. *	88,449	37

Independence Contract Drilling, Inc. *	5,605	39

ION Geophysical Corp. *	71,153	154

Isramco, Inc. *	493	62

Jones Energy, Inc., Class A *	6,143	55

Key Energy Services, Inc. *	71,300	130

Magnum Hunter Resources Corp. *	113,197	302

Matador Resources Co. *	41,167	902

Matrix Service Co. *	15,121	266

McDermott International, Inc. *	134,335	516

Midstates Petroleum Co., Inc. *	20,487	17

Miller Energy Resources, Inc. *	16,543	10

Mitcham Industries, Inc. *	6,932	32

Natural Gas Services Group, Inc. *	6,839	131

Newpark Resources, Inc. *	47,732	435

North Atlantic Drilling Ltd.	39,331	46

Northern Oil and Gas, Inc. *	34,999	270

Nuverra Environmental Solutions, Inc. *	8,311	30

Panhandle Oil and Gas, Inc., Class A	7,708	153

Parker Drilling Co. *	69,564	243

Parsley Energy, Inc., Class A *	29,892	478

PDC Energy, Inc. *	22,376	1,209

Penn Virginia Corp. *	37,639	244

PetroQuest Energy, Inc. *	31,598	73

PHI, Inc. (Non Voting) *	7,224	217

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Oil, Gas & Coal – 2.7% – continued

Pioneer Energy Services Corp. *	34,186	$185

PowerSecure International, Inc. *	12,313	162

Profire Energy, Inc. *	8,517	12

Resolute Energy Corp. *	42,215	24

Rex Energy Corp. *	26,117	97

Ring Energy, Inc. *	11,012	117

Rosetta Resources, Inc. *	41,425	705

RSP Permian, Inc. *	14,109	355

Sanchez Energy Corp. *	28,887	376

SEACOR Holdings, Inc. *	10,423	726

SemGroup Corp., Class A	23,932	1,947

Stone Energy Corp. *	31,614	464

Swift Energy Co. *	24,144	52

Synergy Resources Corp. *	45,396	538

Tesco Corp.	19,862	226

TETRA Technologies, Inc. *	44,815	277

Thermon Group Holdings, Inc. *	18,004	433

TransAtlantic Petroleum Ltd. *	12,462	67

Triangle Petroleum Corp. *	37,858	190

VAALCO Energy, Inc. *	27,447	67

Vantage Drilling Co. *	112,378	37

W&T Offshore, Inc.	19,248	98

Warren Resources, Inc. *	40,563	36

Western Refining, Inc.	27,755	1,371

Westmoreland Coal Co. *	8,524	228
		28,862

Passenger Transportation – 0.6%

Allegiant Travel Co.	7,715	1,483

Era Group, Inc. *	11,641	243

Hawaiian Holdings, Inc. *	25,194	555

JetBlue Airways Corp. *	139,250	2,681

Republic Airways Holdings, Inc. *	28,192	388

SkyWest, Inc.	29,035	424

Virgin America, Inc. *	8,598	261
		6,035

Real Estate – 0.4%

Alexander & Baldwin, Inc.	27,347	1,181

BBX Capital Corp., Class A *	4,303	80

Capital Senior Living Corp. *	16,429	426

Consolidated-Tomoka Land Co.	2,359	141

Forestar Group, Inc. *	19,712	311

FRP Holdings, Inc. *	3,890	142

Kennedy-Wilson Holdings, Inc.	40,264	1,052

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Real Estate – 0.4% – continued

Marcus & Millichap, Inc. *	4,412	$165

RE/MAX Holdings, Inc., Class A	6,130	204

Resource America, Inc., Class A	8,636	79

Tejon Ranch Co. *	7,461	197
		3,978

Real Estate Investment Trusts – 8.6%

Acadia Realty Trust	38,096	1,329

AG Mortgage Investment Trust, Inc.	16,172	305

Agree Realty Corp.	9,993	329

Alexander’s, Inc.	1,185	541

Altisource Residential Corp.	32,106	670

American Assets Trust, Inc.	20,051	868

American Capital Mortgage Investment Corp.	28,539	513

American Residential Properties, Inc. *	18,190	327

Anworth Mortgage Asset Corp.	59,578	303

Apollo Commercial Real Estate Finance, Inc.	32,744	563

Apollo Residential Mortgage, Inc.	17,674	282

Ares Commercial Real Estate Corp.	15,748	174

Armada Hoffler Properties, Inc.	14,431	154

ARMOUR Residential REIT, Inc.	200,115	634

Ashford Hospitality Prime, Inc.	13,469	226

Ashford Hospitality Trust, Inc.	44,381	427

Associated Estates Realty Corp.	32,268	796

Aviv REIT, Inc.	11,089	405

Campus Crest Communities, Inc.	37,114	266

Capstead Mortgage Corp.	53,462	629

CareTrust REIT, Inc.	15,803	214

CatchMark Timber Trust, Inc. Class A	10,468	123

Cedar Realty Trust, Inc.	44,983	337

Chambers Street Properties	133,146	1,049

Chatham Lodging Trust	21,398	629

Chesapeake Lodging Trust	30,763	1,041

Colony Financial, Inc., Class A	60,172	1,560

CorEnergy Infrastructure Trust, Inc.	26,672	185

CoreSite Realty Corp.	11,817	575

Cousins Properties, Inc.	123,406	1,308

CubeSmart	90,756	2,192

CyrusOne, Inc.	18,492	575

CYS Investments, Inc.	90,570	807

DCT Industrial Trust, Inc.	45,969	1,593

DiamondRock Hospitality Co.	109,510	1,547

DuPont Fabros Technology, Inc.	35,712	1,167

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Real Estate Investment Trusts – 8.6% – continued

Dynex Capital, Inc.	30,165	$256

Easterly Government Properties, Inc. *	7,737	124

EastGroup Properties, Inc.	17,551	1,056

Education Realty Trust, Inc.	26,022	921

Empire State Realty Trust, Inc., Class A	51,142	962

EPR Properties	32,006	1,921

Equity One, Inc.	36,963	987

Excel Trust, Inc.	34,301	481

FelCor Lodging Trust, Inc.	69,822	802

First Industrial Realty Trust, Inc.	61,700	1,322

First Potomac Realty Trust	33,216	395

Franklin Street Properties Corp.	50,734	650

GEO Group (The), Inc.	40,685	1,780

Getty Realty Corp.	14,822	270

Gladstone Commercial Corp.	10,814	201

Government Properties Income Trust	38,210	873

Gramercy Property Trust, Inc.	26,207	736

Great Ajax Corp. *	2,394	35

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	15,076	276

Hatteras Financial Corp.	53,825	977

Healthcare Realty Trust, Inc.	53,574	1,488

Hersha Hospitality Trust	112,636	729

Highwoods Properties, Inc.	50,295	2,303

Hudson Pacific Properties, Inc.	36,592	1,214

InfraREIT, Inc. *	12,896	369

Inland Real Estate Corp.	49,294	527

Invesco Mortgage Capital, Inc.	68,839	1,069

Investors Real Estate Trust	63,105	473

iStar Financial, Inc. *	47,685	620

Kite Realty Group Trust	18,316	516

Ladder Capital Corp.	8,398	155

LaSalle Hotel Properties	62,510	2,429

Lexington Realty Trust	114,868	1,129

LTC Properties, Inc.	19,533	899

Mack-Cali Realty Corp.	49,718	959

Medical Properties Trust, Inc.	116,247	1,713

Monmouth Real Estate Investment Corp.	31,761	353

National Health Investors, Inc.	20,954	1,488

New Residential Investment Corp.	78,964	1,187

New York Mortgage Trust, Inc.	59,019	458

New York REIT, Inc.	90,977	953

One Liberty Properties, Inc.	7,234	177

Owens Realty Mortgage, Inc.	5,936	89

Parkway Properties, Inc.	44,097	765

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Real Estate Investment Trusts – 8.6% – continued

Pebblebrook Hotel Trust	39,991	$1,862

Pennsylvania Real Estate Investment Trust	38,539	895

PennyMac Mortgage Investment Trust	41,373	881

Physicians Realty Trust	39,264	691

Potlatch Corp.	22,785	912

PS Business Parks, Inc.	10,862	902

QTS Realty Trust, Inc., Class A	8,063	294

RAIT Financial Trust	46,480	319

Ramco-Gershenson Properties Trust	43,053	801

Redwood Trust, Inc.	46,577	832

Resource Capital Corp.	73,150	332

Retail Opportunity Investments Corp.	50,427	923

Rexford Industrial Realty, Inc.	32,200	509

RLJ Lodging Trust	73,249	2,293

Rouse Properties, Inc.	20,873	396

Ryman Hospitality Properties, Inc.	24,320	1,481

Sabra Health Care REIT, Inc.	33,027	1,095

Saul Centers, Inc.	5,595	320

Select Income REIT	20,648	516

Silver Bay Realty Trust Corp.	20,388	329

Sovran Self Storage, Inc.	19,935	1,873

STAG Industrial, Inc.	31,785	748

Starwood Waypoint Residential Trust	21,977	568

STORE Capital Corp.	17,734	414

Strategic Hotels & Resorts, Inc. *	149,588	1,859

Summit Hotel Properties, Inc.	47,965	675

Sun Communities, Inc.	26,917	1,796

Sunstone Hotel Investors, Inc.	115,911	1,932

Terreno Realty Corp.	24,112	550

Trade Street Residential, Inc.	10,265	73

UMH Properties, Inc.	12,232	123

Universal Health Realty Income Trust	7,003	394

Urstadt Biddle Properties, Inc., Class A	15,296	353

Washington Real Estate Investment Trust	37,353	1,032

Western Asset Mortgage Capital Corp.	23,716	358

Whitestone REIT	12,301	195
		91,256

Recreational Facilities & Services – 0.7%

AMC Entertainment Holdings, Inc., Class A	11,972	425

Carmike Cinemas, Inc. *	13,606	457

ClubCorp Holdings, Inc.	12,082	234

International Speedway Corp., Class A	15,646	510

Interval Leisure Group, Inc.	22,294	584

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Recreational Facilities & Services – 0.7% – continued

Life Time Fitness, Inc. *	22,911	$1,626

Marcus (The) Corp.	9,925	211

Reading International, Inc., Class A *	10,155	137

SFX Entertainment, Inc. *	24,357	100

Speedway Motorsports, Inc.	6,424	146

Steiner Leisure Ltd. *	7,674	364

Vail Resorts, Inc.	20,259	2,095
		6,889

Renewable Energy – 0.4%

Advanced Energy Industries, Inc. *	23,079	592

Ameresco, Inc., Class A *	10,744	80

EnerSys	24,727	1,588

Enphase Energy, Inc. *	10,080	133

FuelCell Energy, Inc. *	128,033	160

Green Plains, Inc.	21,052	601

Pacific Ethanol, Inc. *	13,080	141

Plug Power, Inc. *	94,870	246

Renewable Energy Group, Inc. *	19,027	175

REX American Resources Corp. *	3,458	210

Silver Spring Networks, Inc. *	19,292	173

Solazyme, Inc. *	41,235	118

Vivint Solar, Inc. *	11,637	141
		4,358

Retail – Consumer Staples – 0.8%

Casey’s General Stores, Inc.	21,576	1,944

Chefs’ Warehouse (The), Inc. *	10,379	233

Fairway Group Holdings Corp. *	10,197	69

Five Below, Inc. *	30,444	1,083

Fred’s, Inc., Class A	20,791	355

Fresh Market (The), Inc. *	24,024	976

Ingles Markets, Inc., Class A	7,525	372

Natural Grocers by Vitamin Cottage, Inc. *	4,855	134

PriceSmart, Inc.	10,513	894

Roundy’s, Inc. *	21,644	106

Smart & Final Stores, Inc. *	7,608	134

SpartanNash Co.	21,249	671

SUPERVALU, Inc. *	113,600	1,321

Village Super Market, Inc., Class A	3,922	123

Weis Markets, Inc.	6,292	313
		8,728

Retail – Discretionary – 3.7%

1-800-Flowers.com, Inc., Class A *	13,753	163

Aeropostale, Inc. *	43,353	150

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Retail – Discretionary – 3.7% – continued

American Eagle Outfitters, Inc.	109,055	$1,863

America’s Car-Mart, Inc. *	4,289	233

ANN, Inc. *	26,297	1,079

Asbury Automotive Group, Inc. *	15,443	1,283

Barnes & Noble, Inc. *	23,012	547

Beacon Roofing Supply, Inc. *	27,653	866

bebe stores, Inc.	17,302	63

Big 5 Sporting Goods Corp.	10,163	135

Blue Nile, Inc. *	6,979	222

Boise Cascade Co. *	22,063	826

Bon-Ton Stores (The), Inc.	8,072	56

Boot Barn Holdings, Inc. *	3,295	79

Brown Shoe Co., Inc.	24,525	804

Buckle (The), Inc.	15,834	809

Build-A-Bear Workshop, Inc. *	6,795	134

Builders FirstSource, Inc. *	26,568	177

Burlington Stores, Inc. *	16,062	954

Cato (The) Corp., Class A	15,413	610

Chegg, Inc. *	42,082	335

Children’s Place (The), Inc.	12,377	794

Christopher & Banks Corp. *	20,074	112

Citi Trends, Inc. *	8,961	242

Conn’s, Inc. *	15,659	474

Container Store Group (The), Inc. *	9,485	181

Destination Maternity Corp.	7,521	113

Destination XL Group, Inc. *	19,310	95

Ethan Allen Interiors, Inc.	14,215	393

EVINE Live, Inc. *	23,553	158

Express, Inc. *	47,310	782

Ezcorp, Inc., Class A *	29,175	266

Finish Line (The), Inc., Class A	27,070	664

First Cash Financial Services, Inc. *	16,242	756

Flex Pharma, Inc. *	3,028	59

Francesca’s Holdings Corp. *	23,732	422

Freshpet, Inc. *	6,773	132

Gaiam, Inc., Class A *	8,275	60

Genesco, Inc. *	13,453	958

Group 1 Automotive, Inc.	13,581	1,172

Guess?, Inc.	34,541	642

Haverty Furniture Cos., Inc.	11,504	286

hhgregg, Inc. *	6,445	40

Hibbett Sports, Inc. *	14,557	714

HSN, Inc.	18,600	1,269

Kirkland’s, Inc. *	8,276	197

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Retail – Discretionary – 3.7% – continued

Lands’ End, Inc. *	9,248	$332

Liquidity Services, Inc. *	13,414	133

Lithia Motors, Inc., Class A	12,802	1,273

Lumber Liquidators Holdings, Inc. *	15,397	474

MarineMax, Inc. *	13,979	371

Men’s Wearhouse (The), Inc.	26,894	1,404

Monro Muffler Brake, Inc.	17,692	1,151

New York & Co., Inc. *	15,940	40

Office Depot, Inc. *	299,882	2,759

Outerwall, Inc.	10,612	702

Overstock.com, Inc. *	6,396	155

Pacific Sunwear of California, Inc. *	27,650	76

Pep Boys-Manny Moe & Jack (The) *	30,109	290

PetMed Express, Inc.	11,129	184

PHH Corp. *	28,396	686

Pier 1 Imports, Inc.	53,001	741

Restoration Hardware Holdings, Inc. *	17,486	1,734

Rush Enterprises, Inc., Class A *	19,274	527

Sears Hometown and Outlet Stores, Inc. *	6,401	49

Shoe Carnival, Inc.	8,336	245

Sonic Automotive, Inc., Class A	22,384	557

Sportsman’s Warehouse Holdings, Inc. *	5,369	43

Stage Stores, Inc.	17,805	408

Stein Mart, Inc.	15,313	191

Stock Building Supply Holdings, Inc. *	8,030	145

Systemax, Inc. *	6,261	77

Tile Shop Holdings, Inc. *	15,454	187

Tilly’s, Inc., Class A *	5,751	90

Tuesday Morning Corp. *	24,465	394

Vitamin Shoppe, Inc. *	17,282	712

Wayfair, Inc., Class A *	7,109	228

West Marine, Inc. *	9,495	88

Winmark Corp.	1,308	115

Zumiez, Inc. *	11,659	469
		39,399

Semiconductors – 4.0%

Alpha & Omega Semiconductor Ltd. *	11,939	106

Ambarella, Inc. *	16,151	1,223

Amkor Technology, Inc. *	48,023	424

Applied Micro Circuits Corp. *	43,992	224

Applied Optoelectronics, Inc. *	8,148	113

Axcelis Technologies, Inc. *	64,557	154

Brooks Automation, Inc.	37,592	437

Cabot Microelectronics Corp. *	13,525	676

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Semiconductors – 4.0% – continued

Cascade Microtech, Inc. *	7,033	$96

Cavium, Inc. *	29,614	2,097

CEVA, Inc. *	12,046	257

Cirrus Logic, Inc. *	34,799	1,157

Coherent, Inc. *	13,998	909

Cohu, Inc.	13,804	151

Cypress Semiconductor Corp. *	171,545	2,421

Diodes, Inc. *	20,452	584

DSP Group, Inc. *	12,245	147

Electro Scientific Industries, Inc.	13,330	82

Entegris, Inc. *	77,985	1,068

Entropic Communications, Inc. *	49,064	145

Exar Corp. *	21,782	219

Fairchild Semiconductor International, Inc. *	65,655	1,194

FormFactor, Inc. *	31,321	278

II-VI, Inc. *	29,600	546

Inphi Corp. *	17,825	318

Integrated Device Technology, Inc. *	74,889	1,499

Integrated Silicon Solution, Inc.	17,019	304

Intersil Corp., Class A	72,208	1,034

InvenSense, Inc. *	39,902	607

IXYS Corp.	13,424	165

Kemet Corp. *	24,881	103

Lattice Semiconductor Corp. *	66,189	420

M/A-COM Technology Solutions Holdings, Inc. *	6,631	247

MaxLinear, Inc., Class A *	15,357	125

Maxwell Technologies, Inc. *	16,395	132

Micrel, Inc.	25,038	378

Microsemi Corp. *	53,202	1,883

MKS Instruments, Inc.	29,974	1,013

Monolithic Power Systems, Inc.	21,614	1,138

Nanometrics, Inc. *	13,808	232

Newport Corp. *	22,437	428

NVE Corp.	2,677	185

Oclaro, Inc. *	51,640	102

OmniVision Technologies, Inc. *	31,432	829

Park Electrochemical Corp.	11,856	256

ParkerVision, Inc. *	53,318	44

Pericom Semiconductor Corp.	12,265	190

Photronics, Inc. *	34,734	295

PMC – Sierra, Inc. *	97,120	901

Power Integrations, Inc.	17,046	888

Qorvo, Inc. *	80,321	6,402

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Semiconductors – 4.0% – continued

QuickLogic Corp. *	30,404	$59

Rambus, Inc. *	63,886	803

Rubicon Technology, Inc. *	14,424	57

Rudolph Technologies, Inc. *	19,179	211

Semtech Corp. *	37,701	1,005

Silicon Laboratories, Inc. *	24,362	1,237

Tessera Technologies, Inc.	29,959	1,207

Ultra Clean Holdings, Inc. *	16,229	116

Ultratech, Inc. *	15,862	275

Universal Display Corp. *	22,763	1,064

Veeco Instruments, Inc. *	22,475	687

Vitesse Semiconductor Corp. *	30,013	159

Xcerra Corp. *	30,297	269
		41,975

Software – 5.3%

2U, Inc. *	5,652	145

A10 Networks, Inc. *	7,007	30

ACI Worldwide, Inc. *	63,830	1,383

Actua Corp. *	23,140	358

Acxiom Corp. *	43,265	800

Advent Software, Inc.	28,864	1,273

Agilysys, Inc. *	8,650	85

Amber Road, Inc. *	4,913	45

American Software, Inc., Class A	14,458	148

Aspen Technology, Inc. *	51,650	1,988

Audience, Inc. *	7,731	35

AVG Technologies N.V. *	19,709	427

Barracuda Networks, Inc. *	4,372	168

Bazaarvoice, Inc. *	27,542	156

Benefitfocus, Inc. *	2,694	99

Blackbaud, Inc.	25,901	1,227

Box, Inc., Class A *	7,008	138

Brightcove, Inc. *	17,692	130

BroadSoft, Inc. *	16,055	537

Calix, Inc. *	23,871	200

Callidus Software, Inc. *	30,023	381

Carbonite, Inc. *	9,766	140

Castlight Health, Inc., Class B *	7,135	55

ChannelAdvisor Corp. *	11,408	111

CommVault Systems, Inc. *	26,462	1,156

Computer Programs & Systems, Inc.	6,287	341

Connecture, Inc. *	3,720	39

Constant Contact, Inc. *	17,617	673

Cornerstone OnDemand, Inc. *	29,820	862

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Software — 5.3% – continued

Cvent, Inc. *	10,271	$288

Dealertrack Technologies, Inc. *	30,057	1,158

Demandware, Inc. *	16,866	1,027

Digi International, Inc. *	14,005	140

Ebix, Inc.	15,772	479

Envestnet, Inc. *	19,104	1,071

Epiq Systems, Inc.	17,748	318

Five9, Inc. *	6,715	37

Fleetmatics Group PLC *	20,965	940

Globant S.A. *	3,682	78

Glu Mobile, Inc. *	49,527	248

Guidance Software, Inc. *	9,854	53

Guidewire Software, Inc. *	38,104	2,005

Hortonworks, Inc. *	4,030	96

HubSpot, Inc. *	3,252	130

Imperva, Inc. *	14,414	615

inContact, Inc. *	34,181	373

Infoblox, Inc. *	31,769	758

InnerWorkings, Inc. *	19,344	130

Interactive Intelligence Group, Inc. *	9,440	389

Intralinks Holdings, Inc. *	22,179	229

Jive Software, Inc. *	23,507	121

KEYW Holding (The) Corp. *	18,732	154

Kofax Ltd. *	41,741	457

Limelight Networks, Inc. *	33,213	121

Lionbridge Technologies, Inc. *	35,616	204

LivePerson, Inc. *	30,527	312

LogMeIn, Inc. *	13,639	764

magicJack VocalTec Ltd. *	9,828	67

Manhattan Associates, Inc. *	42,497	2,151

Marketo, Inc. *	14,409	369

Mavenir Systems, Inc. *	6,306	112

MedAssets, Inc. *	34,216	644

Mentor Graphics Corp.	54,307	1,305

Merge Healthcare, Inc. *	39,004	174

MicroStrategy, Inc., Class A *	5,094	862

MobileIron, Inc. *	6,713	62

Model N, Inc. *	10,622	127

Monotype Imaging Holdings, Inc.	22,248	726

NeuStar, Inc., Class A *	31,442	774

New Relic, Inc. *	3,224	112

Omnicell, Inc. *	20,559	722

OPOWER, Inc. *	4,282	43

Park City Group, Inc. *	5,259	72

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Software – 5.3% – continued

Paycom Software, Inc. *	3,595	$115

Paylocity Holding Corp. *	4,618	132

PDF Solutions, Inc. *	17,446	313

Pegasystems, Inc.	19,934	434

Progress Software Corp. *	28,873	784

Proofpoint, Inc. *	21,864	1,295

PROS Holdings, Inc. *	13,231	327

Q2 Holdings, Inc. *	5,451	115

QAD, Inc., Class A	3,373	82

Qlik Technologies, Inc. *	50,282	1,565

Quality Systems, Inc.	28,014	448

Qualys, Inc. *	11,364	528

Rally Software Development Corp. *	13,699	215

RealNetworks, Inc. *	12,780	86

RealPage, Inc. *	29,102	586

Rosetta Stone, Inc. *	11,703	89

Sapiens International Corp. N.V. *	13,513	111

SciQuest, Inc. *	15,862	269

Seachange International, Inc. *	18,113	142

SPS Commerce, Inc. *	9,120	612

SS&C Technologies Holdings, Inc.	38,185	2,379

Synchronoss Technologies, Inc. *	19,798	940

Take-Two Interactive Software, Inc. *	46,790	1,191

Tangoe, Inc. *	21,850	302

Textura Corp. *	10,662	290

Tyler Technologies, Inc. *	18,514	2,231

Ultimate Software Group (The), Inc. *	15,886	2,700

Unwired Planet, Inc. *	54,036	31

Varonis Systems, Inc. *	2,858	73

VASCO Data Security International, Inc. *	16,686	359

Verint Systems, Inc. *	33,488	2,074

VirnetX Holding Corp. *	23,443	143

Vringo, Inc. *	39,390	26

Web.com Group, Inc. *	29,090	551

Workiva, Inc. *	4,037	58

Yodlee, Inc. *	4,067	55

Zendesk, Inc. *	7,093	161
		55,959

Specialty Finance – 2.4%

Aircastle Ltd.	36,142	812

Altisource Portfolio Solutions S.A. *	7,266	94

Arlington Asset Investment Corp., Class A	12,650	304

Blackhawk Network Holdings, Inc. *	29,521	1,056

CAI International, Inc. *	9,399	231

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Specialty Finance – 2.4% – continued

Cardtronics, Inc. *	24,957	$938

Cash America International, Inc.	15,866	370

Cass Information Systems, Inc.	6,519	366

Consumer Portfolio Services, Inc. *	11,572	81

Credit Acceptance Corp. *	3,612	704

Ellie Mae, Inc. *	15,776	873

Encore Capital Group, Inc. *	14,368	598

Enova International, Inc. *	14,575	287

Essent Group Ltd. *	25,003	598

Euronet Worldwide, Inc. *	28,579	1,679

Federal Agricultural Mortgage Corp., Class C	5,732	162

First American Financial Corp.	59,736	2,131

Flagstar Bancorp, Inc. *	11,613	168

General Finance Corp. *	6,089	49

Global Cash Access Holdings, Inc. *	37,826	288

Green Dot Corp., Class A *	17,489	278

Heartland Payment Systems, Inc.	20,110	942

HFF, Inc., Class A	18,394	691

Higher One Holdings, Inc. *	18,954	46

HomeStreet, Inc. *	12,479	229

JG Wentworth (The) Co., Class A *	6,488	67

LendingTree, Inc. *	3,512	197

Liberty Tax, Inc. *	2,093	58

Marlin Business Services Corp.	4,539	91

McGrath RentCorp	14,672	483

Meta Financial Group, Inc.	3,406	135

MGIC Investment Corp. *	189,702	1,827

MoneyGram International, Inc. *	16,077	139

Nelnet, Inc., Class A	11,639	551

NewStar Financial, Inc. *	14,657	172

Nicholas Financial, Inc. *	5,574	78

On Deck Capital, Inc. *	6,448	137

PennyMac Financial Services, Inc., Class A *	7,269	123

Performant Financial Corp. *	16,395	56

PRA Group, Inc. *	28,053	1,524

Regional Management Corp. *	5,874	87

Springleaf Holdings, Inc. *	13,750	712

Stewart Information Services Corp.	12,088	491

Stonegate Mortgage Corp. *	7,877	85

Textainer Group Holdings Ltd.	12,082	362

Tiptree Financial, Inc., Class A *	4,326	29

Walker & Dunlop, Inc. *	10,212	181

Walter Investment Management Corp. *	21,175	342

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Specialty Finance – 2.4% – continued

WEX, Inc. *	21,721	$2,332

World Acceptance Corp. *	4,436	323

Xoom Corp. *	17,486	257
		24,814

Technology Services – 2.4%

Black Box Corp.	8,583	180

Bottomline Technologies de, Inc. *	22,111	605

CACI International, Inc., Class A *	13,156	1,183

Ciber, Inc. *	42,640	176

Cinedigm Corp., Class A *	42,130	68

comScore, Inc. *	19,450	996

Comverse, Inc. *	12,345	243

Convergys Corp.	56,861	1,300

CSG Systems International, Inc.	19,154	582

Cubic Corp.	11,570	599

Cyan, Inc. *	15,143	60

Endurance International Group Holdings, Inc. *	17,239	329

Engility Holdings, Inc.	9,905	298

EPAM Systems, Inc. *	19,971	1,224

EVERTEC, Inc.	36,872	806

ExlService Holdings, Inc. *	18,353	683

Fair Isaac Corp.	18,019	1,599

Forrester Research, Inc.	6,292	231

ICF International, Inc. *	11,252	460

IGATE Corp. *	20,629	880

Luxoft Holding, Inc. *	4,319	223

ManTech International Corp., Class A	13,480	458

MarketAxess Holdings, Inc.	21,153	1,754

MAXIMUS, Inc.	37,929	2,532

Medidata Solutions, Inc. *	30,335	1,488

NIC, Inc.	36,677	648

Perficient, Inc. *	19,452	402

Rentrak Corp. *	5,577	310

Rightside Group Ltd. *	4,810	49

Science Applications International Corp.	22,256	1,143

ServiceSource International, Inc. *	37,709	117

Sykes Enterprises, Inc. *	22,140	550

Syntel, Inc. *	17,383	899

TeleTech Holdings, Inc.	9,667	246

TESSCO Technologies, Inc.	3,167	78

Unisys Corp. *	28,673	665

Virtusa Corp. *	14,608	604

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Technology Services – 2.4% – continued

WageWorks, Inc. *	19,696	$1,050
		25,718

Telecom – 1.2%

8x8, Inc. *	49,763	418

Atlantic Tele-Network, Inc.	5,276	365

Cincinnati Bell, Inc. *	117,839	416

Cogent Communications Holdings, Inc.	26,121	923

Consolidated Communications Holdings, Inc.	28,294	577

DigitalGlobe, Inc. *	42,313	1,442

EarthLink Holdings Corp.	56,459	251

FairPoint Communications, Inc. *	11,434	201

General Communication, Inc., Class A *	20,474	323

Global Eagle Entertainment, Inc. *	22,721	302

Globalstar, Inc. *	154,064	513

Gogo, Inc. *	31,381	598

GTT Communications, Inc. *	9,092	172

Hawaiian Telcom Holdco, Inc. *	6,074	162

IDT Corp., Class B	9,277	165

Inteliquent, Inc.	18,441	290

Intelsat S.A. *	15,672	188

Internap Corp. *	31,107	318

Iridium Communications, Inc. *	45,296	440

j2 Global, Inc.	26,634	1,749

Lumos Networks Corp.	10,367	158

NTELOS Holdings Corp.	9,337	45

ORBCOMM, Inc. *	31,263	187

Pendrell Corp. *	89,883	117

Premiere Global Services, Inc. *	27,284	261

RigNet, Inc. *	6,573	188

RingCentral, Inc., Class A *	16,128	247

Shenandoah Telecommunications Co.	13,542	422

Spok Holdings, Inc.	11,951	229

TeleCommunication Systems, Inc., Class A *	26,734	102

Vonage Holdings Corp. *	97,878	481

West Corp.	21,599	728

Zix Corp. *	32,660	128
		13,106

Transportation & Logistics – 1.8%

Air Transport Services Group, Inc. *	30,058	277

ArcBest Corp.	14,577	552

Ardmore Shipping Corp.	9,943	100

Atlas Air Worldwide Holdings, Inc. *	14,131	608

Baltic Trading Ltd.	27,098	40

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Transportation & Logistics – 1.8% – continued

Celadon Group, Inc.	11,830	$322

DHT Holdings, Inc.	51,967	363

Dorian LPG Ltd. *	4,027	53

Echo Global Logistics, Inc. *	13,209	360

Forward Air Corp.	17,463	948

Frontline Ltd. *	36,537	82

GasLog Ltd.	23,674	460

Heartland Express, Inc.	30,437	723

Hornbeck Offshore Services, Inc. *	20,379	383

Hub Group, Inc., Class A *	20,610	810

International Shipholding Corp.	3,199	39

Knight Transportation, Inc.	33,437	1,078

Knightsbridge Shipping Ltd.	38,926	195

Marten Transport Ltd.	13,597	315

Matson, Inc.	24,086	1,015

Mobile Mini, Inc.	26,226	1,118

ModusLink Global Solutions, Inc. *	20,052	77

Navios Maritime Acq Corp.	45,350	161

Navios Maritime Holdings, Inc.	43,724	183

Nordic American Offshore Ltd.	9,977	91

Nordic American Tankers Ltd.	50,100	597

P.A.M. Transportation Services, Inc. *	1,775	102

Patriot Transportation Holding, Inc.	1,296	32

Quality Distribution, Inc. *	15,073	156

Roadrunner Transportation Systems, Inc. *	15,669	396

Safe Bulkers, Inc.	21,425	77

Saia, Inc. *	13,835	613

Scorpio Bulkers, Inc. *	78,380	186

Scorpio Tankers, Inc.	91,840	865

Ship Finance International Ltd.	33,267	492

Stamps.com, Inc. *	7,981	537

Swift Transportation Co. *	47,637	1,240

Teekay Tankers Ltd., Class A	44,929	258

Ultrapetrol Bahamas Ltd. *	12,015	17

Universal Truckload Services, Inc.	3,623	91

USA Truck, Inc. *	3,452	96

UTi Worldwide, Inc. *	51,303	631

Werner Enterprises, Inc.	24,932	783

XPO Logistics, Inc. *	29,442	1,339

YRC Worldwide, Inc. *	17,563	315
		19,176

Transportation Equipment – 0.3%

Accuride Corp. *	21,224	99

American Railcar Industries, Inc.	5,352	266

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Transportation Equipment – 0.3% – continued

Commercial Vehicle Group, Inc. *	14,572	$94

FreightCar America, Inc.	6,649	209

Greenbrier (The) Cos., Inc.	15,468	897

Meritor, Inc. *	54,867	692

Spartan Motors, Inc.	18,650	90

Wabash National Corp. *	38,654	545
		2,892

Utilities – 3.4%

Abengoa Yield PLC	16,037	542

ALLETE, Inc.	24,935	1,316

American States Water Co.	21,848	871

Artesian Resources Corp., Class A	4,277	91

Atlantic Power Corp.	66,522	187

Avista Corp.	33,702	1,152

Black Hills Corp.	25,031	1,263

California Water Service Group	27,054	663

Chesapeake Utilities Corp.	8,254	418

Cleco Corp.	33,782	1,842

Connecticut Water Service, Inc.	6,009	218

Dynegy, Inc. *	68,890	2,165

El Paso Electric Co.	22,641	875

Empire District Electric (The) Co.	24,407	606

IDACORP, Inc.	28,156	1,770

Laclede Group (The), Inc.	24,043	1,231

MGE Energy, Inc.	19,574	868

Middlesex Water Co.	8,822	201

New Jersey Resources Corp.	47,236	1,467

Northwest Natural Gas Co.	15,296	733

NorthWestern Corp.	26,235	1,411

NRG Yield, Inc., Class A	13,337	677

ONE Gas, Inc.	29,159	1,261

Ormat Technologies, Inc.	18,476	702

Otter Tail Corp.	20,633	664

Pattern Energy Group, Inc.	24,580	696

Piedmont Natural Gas Co., Inc.	43,648	1,611

PNM Resources, Inc.	44,619	1,303

PNM Resources, Inc. – (Fractional Shares) (1)*	50,000	–

Portland General Electric Co.	43,663	1,619

SJW Corp.	8,962	277

South Jersey Industries, Inc.	18,532	1,006

Southwest Gas Corp.	26,054	1,516

Spark Energy, Inc., Class A	1,585	23

TerraForm Power, Inc., Class A *	15,917	581

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	105	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

SMALL CAP INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.4% – continued

Utilities – 3.4% – continued

UIL Holdings Corp.	31,730	$1,632

Unitil Corp.	8,036	279

WGL Holdings, Inc.	29,066	1,639

York Water (The) Co.	7,150	174
		35,550

Waste & Environment Services & Equipment – 0.4%

Cantel Medical Corp.	18,959	900

Casella Waste Systems, Inc., Class A *	21,309	117

CECO Environmental Corp.	11,596	123

CLARCOR, Inc.	28,147	1,859

Energy Recovery, Inc. *	21,218	55

Heritage-Crystal Clean, Inc. *	6,044	71

Quest Resource Holding Corp. *	7,020	9

Tetra Tech, Inc.	36,453	876

US Ecology, Inc.	12,115	605

Vertex Energy, Inc. *	7,190	27
		4,642
Total Common Stocks
(Cost $698,056)		1,017,088

OTHER – 0.0%

Escrow DLB Oil & Gas (1)*	1,200	–

Escrow Gerber Scientific, Inc. (1)*	9,016	–

Escrow Position PetroCorp (1)*	420	–
Total Other
(Cost $–)		–

RIGHTS – 0.0%

Biotechnology & Pharmaceuticals – 0.0%

Omthera Pharmaceuticals, Inc. (Contingent Value Rights) (1)*	3,681	–

Telecom – 0.0%

Leap Wireless International, Inc. (Contingent Value Rights) (1)*	30,708	–
Total Rights
(Cost $–)		–

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%

Magnum Hunter Resources Corp., Exp. 4/15/16, Strike $8.50 *	9,488	$–
Total Warrants
(Cost $–)		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.6%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (2)	38,315,806	$38,316
Total Investment Companies
(Cost $38,316)		38,316

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.03%, 4/30/15 (3)(4)	$2,100	$2,100
Total Short-Term Investments
(Cost $2,100)		2,100

Total Investments – 100.2%
(Cost $738,472)		1,057,504

Liabilities less Other Assets – (0.2)%		(1,961)
NET ASSETS – 100.0%		$1,055,543

(1)	Level 3 asset that is worthless, bankrupt or has been delisted.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	A portion of this security has been pledged as collateral to cover margin requirements for open futures contracts.
(4)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Russell 2000 Mini Index	306	$38,216	Long	6/15	$1,125

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	106	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.0%
Consumer Staples	3.2
Energy	3.4
Financials	23.7
Health Care	15.7
Industrials	13.5
Information Technology	17.9
Materials	4.3
Telecommunication Services	0.8
Utilities	3.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions including risk, market participants would use in pricing a strategy).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$1,017,088	$–	$–	$1,017,088
Investment Companies	38,316	–	–	38,316
Short-Term Investments	–	2,100	–	2,100
Total Investments	$1,055,404	$2,100	$–	$1,057,504

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$1,125	$–	$–	$1,125

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	107	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0%

Aerospace & Defense – 2.2%

Boeing (The) Co.	239,346	$35,921

General Dynamics Corp.	115,226	15,639

L-3 Communications Holdings, Inc.	30,168	3,795

Lockheed Martin Corp.	97,932	19,876

Northrop Grumman Corp.	72,488	11,668

Precision Castparts Corp.	51,809	10,880

Raytheon Co.	112,226	12,261

Rockwell Collins, Inc.	48,465	4,679

Textron, Inc.	101,490	4,499

United Technologies Corp.	301,961	35,390
		154,608

Apparel & Textile Products – 0.8%

Fossil Group, Inc. *	16,318	1,345

Hanesbrands, Inc.	146,212	4,900

Michael Kors Holdings Ltd. *	73,297	4,819

NIKE, Inc., Class B	255,605	25,645

PVH Corp.	30,064	3,204

Ralph Lauren Corp.	22,118	2,909

Under Armour, Inc., Class A *	61,228	4,944

VF Corp.	124,916	9,407
		57,173

Asset Management – 0.9%

Affiliated Managers Group, Inc. *	19,924	4,279

BlackRock, Inc.	46,325	16,948

Charles Schwab (The) Corp.	422,287	12,854

E*TRADE Financial Corp. *	105,497	3,012

Franklin Resources, Inc.	142,908	7,334

Invesco Ltd.	156,328	6,205

Legg Mason, Inc.	36,612	2,021

Leucadia National Corp.	114,103	2,543

T Rowe Price Group, Inc.	95,080	7,700
		62,896

Automotive – 1.1%

BorgWarner, Inc.	82,476	4,988

Delphi Automotive PLC	106,040	8,456

Ford Motor Co.	1,445,253	23,326

General Motors Co.	494,208	18,533

Goodyear Tire & Rubber (The) Co.	97,916	2,652

Harley-Davidson, Inc.	77,165	4,687

Harman International Industries, Inc.	25,232	3,372

Johnson Controls, Inc.	240,096	12,110
		78,124

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Banking – 5.6%

Bank of America Corp.	3,843,684	$59,154

BB&T Corp.	263,338	10,268

Citigroup, Inc.	1,108,503	57,110

Comerica, Inc.	64,770	2,923

Fifth Third Bancorp	296,922	5,597

Hudson City Bancorp, Inc.	178,697	1,873

Huntington Bancshares, Inc.	296,532	3,277

JPMorgan Chase & Co.	1,362,200	82,522

KeyCorp	312,676	4,427

M&T Bank Corp.	48,600	6,172

People’s United Financial, Inc.	110,966	1,687

PNC Financial Services Group (The), Inc.	190,306	17,744

Regions Financial Corp.	490,949	4,639

SunTrust Banks, Inc.	191,868	7,884

US Bancorp	650,680	28,415

Wells Fargo & Co.	1,712,984	93,186

Zions Bancorporation	73,688	1,990
		388,868

Biotechnology & Pharmaceuticals – 9.0%

AbbVie, Inc.	582,642	34,108

Actavis PLC *	142,667	42,460

Alexion Pharmaceuticals, Inc. *	73,854	12,799

Amgen, Inc.	277,250	44,318

Biogen, Inc. *	85,716	36,193

Bristol-Myers Squibb Co.	607,287	39,170

Celgene Corp. *	292,482	33,717

Eli Lilly & Co.	357,025	25,938

Endo International PLC *	64,867	5,819

Gilead Sciences, Inc. *	544,142	53,397

Hospira, Inc. *	62,912	5,526

Johnson & Johnson	1,015,853	102,195

Mallinckrodt PLC *	42,413	5,372

Merck & Co., Inc.	1,036,914	59,602

Mylan N.V. *	136,020	8,073

Perrigo Co. PLC	51,376	8,505

Pfizer, Inc.	2,239,177	77,901

Regeneron Pharmaceuticals, Inc. *	26,956	12,170

Vertex Pharmaceuticals, Inc. *	88,456	10,435

Zoetis, Inc.	183,157	8,478
		626,176

Chemicals – 2.1%

Air Products & Chemicals, Inc.	70,574	10,676

Airgas, Inc.	24,634	2,614

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	108	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Chemicals – 2.1% – continued

Avery Dennison Corp.	32,582	$1,724

CF Industries Holdings, Inc.	17,498	4,964

Dow Chemical (The) Co.	397,453	19,070

E.I. du Pont de Nemours & Co.	330,724	23,637

Eastman Chemical Co.	54,357	3,765

FMC Corp.	48,940	2,802

International Flavors & Fragrances, Inc.	29,740	3,491

LyondellBasell Industries N.V., Class A	144,667	12,702

Monsanto Co.	176,725	19,889

Mosaic (The) Co.	113,537	5,229

PPG Industries, Inc.	49,652	11,198

Praxair, Inc.	105,391	12,725

Sherwin-Williams (The) Co.	29,431	8,373

Sigma-Aldrich Corp.	43,632	6,032
		148,891

Commercial Services – 0.3%

ADT (The) Corp.	62,471	2,594

Cintas Corp.	35,400	2,889

Ecolab, Inc.	98,583	11,276

H&R Block, Inc.	101,176	3,245

Robert Half International, Inc.	49,352	2,987
		22,991

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	22,617	3,162

Vulcan Materials Co.	47,933	4,041
		7,203

Consumer Products – 6.9%

Altria Group, Inc.	719,475	35,988

Archer-Daniels-Midland Co.	231,730	10,984

Brown-Forman Corp., Class B	56,992	5,149

Campbell Soup Co.	65,084	3,030

Clorox (The) Co.	47,903	5,288

Coca-Cola (The) Co.	1,435,650	58,216

Coca-Cola Enterprises, Inc.	79,237	3,502

Colgate-Palmolive Co.	311,440	21,595

ConAgra Foods, Inc.	155,236	5,671

Constellation Brands, Inc., Class A *	61,617	7,161

Dr. Pepper Snapple Group, Inc.	70,591	5,540

Estee Lauder (The) Cos., Inc., Class A	81,583	6,784

General Mills, Inc.	220,236	12,465

Hershey (The) Co.	53,790	5,428

Hormel Foods Corp.	49,179	2,796

JM Smucker (The) Co.	37,436	4,333

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Consumer Products – 6.9% – continued

Kellogg Co.	92,736	$6,116

Keurig Green Mountain, Inc.	44,347	4,955

Kimberly-Clark Corp.	133,497	14,299

Kraft Foods Group, Inc.	214,583	18,693

Lorillard, Inc.	131,176	8,572

McCormick & Co., Inc. (Non Voting)	47,141	3,635

Mead Johnson Nutrition Co.	74,049	7,444

Molson Coors Brewing Co., Class B	58,500	4,355

Mondelez International, Inc., Class A	602,601	21,748

Monster Beverage Corp. *	53,415	7,392

PepsiCo, Inc.	541,454	51,774

Philip Morris International, Inc.	565,280	42,583

Procter & Gamble (The) Co.	986,632	80,845

Reynolds American, Inc.	112,570	7,757

Tyson Foods, Inc., Class A	106,023	4,061
		478,159

Containers & Packaging – 0.8%

3M Co.	231,831	38,241

Ball Corp.	50,580	3,573

International Paper Co.	154,287	8,561

MeadWestvaco Corp.	61,686	3,076

Owens-Illinois, Inc. *	61,124	1,425

Sealed Air Corp.	77,169	3,516
		58,392

Distributors – Consumer Staples – 0.1%

Sysco Corp.	216,429	8,166

Distributors – Discretionary – 0.1%

Fastenal Co.	99,719	4,132

Genuine Parts Co.	55,826	5,202
		9,334

Electrical Equipment – 2.9%

Allegion PLC	34,826	2,130

AMETEK, Inc.	87,867	4,617

Amphenol Corp., Class A	113,824	6,708

Dover Corp.	59,527	4,114

Eaton Corp. PLC	173,757	11,805

Emerson Electric Co.	250,213	14,167

General Electric Co.	3,677,169	91,231

Honeywell International, Inc.	285,758	29,807

Ingersoll-Rand PLC	96,109	6,543

Rockwell Automation, Inc.	49,499	5,741

Roper Industries, Inc.	36,782	6,326

TE Connectivity Ltd.	148,615	10,644

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	109	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Electrical Equipment – 2.9% – continued

Tyco International PLC	153,450	$6,608
		200,441

Engineering & Construction Services – 0.1%

Fluor Corp.	53,968	3,085

Jacobs Engineering Group, Inc. *	47,506	2,145

Quanta Services, Inc. *	77,100	2,200
		7,430

Gaming, Lodging & Restaurants – 1.7%

Carnival Corp.	165,013	7,894

Chipotle Mexican Grill, Inc. *	11,292	7,346

Darden Restaurants, Inc.	45,360	3,145

Marriott International, Inc., Class A	75,753	6,084

McDonald’s Corp.	351,172	34,218

Royal Caribbean Cruises Ltd.	59,844	4,898

Starbucks Corp.	273,943	25,942

Starwood Hotels & Resorts Worldwide, Inc.	62,738	5,239

Wyndham Worldwide Corp.	44,031	3,984

Wynn Resorts Ltd.	29,638	3,731

Yum! Brands, Inc.	158,267	12,459
		114,940

Hardware – 5.8%

Apple, Inc.	2,128,089	264,798

Cisco Systems, Inc.	1,864,973	51,333

Corning, Inc.	464,315	10,531

EMC Corp.	726,591	18,572

F5 Networks, Inc. *	26,343	3,028

FLIR Systems, Inc.	50,435	1,578

Garmin Ltd.	43,855	2,084

Harris Corp.	38,082	2,999

Hewlett-Packard Co.	664,072	20,692

Juniper Networks, Inc.	132,377	2,989

Motorola Solutions, Inc.	69,626	4,642

NetApp, Inc.	113,452	4,023

Pitney Bowes, Inc.	72,859	1,699

Seagate Technology PLC	119,740	6,230

Western Digital Corp.	79,295	7,217
		402,415

Health Care Facilities & Services – 2.7%

Aetna, Inc.	128,735	13,714

AmerisourceBergen Corp.	76,357	8,679

Anthem, Inc.	97,445	15,046

Cardinal Health, Inc.	120,785	10,903

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Health Care Facilities & Services – 2.7% – continued

Cigna Corp.	94,381	$12,217

DaVita HealthCare Partners, Inc. *	63,416	5,154

Express Scripts Holding Co. *	265,514	23,039

HCA Holdings, Inc. *	107,547	8,091

Henry Schein, Inc. *	30,767	4,296

Humana, Inc.	54,661	9,731

Laboratory Corp. of America Holdings *	36,403	4,590

McKesson Corp.	85,032	19,234

Patterson Cos., Inc.	31,476	1,536

Quest Diagnostics, Inc.	52,665	4,047

Tenet Healthcare Corp. *	36,118	1,788

UnitedHealth Group, Inc.	348,396	41,212

Universal Health Services, Inc., Class B	33,157	3,903
		187,180

Home & Office Products – 0.5%

DR Horton, Inc.	122,393	3,486

Leggett & Platt, Inc.	50,484	2,327

Lennar Corp., Class A	65,129	3,374

Masco Corp.	127,336	3,400

Mohawk Industries, Inc. *	22,817	4,238

Newell Rubbermaid, Inc.	99,081	3,871

PulteGroup, Inc.	121,587	2,703

Snap-on, Inc.	21,222	3,121

Stanley Black & Decker, Inc.	57,474	5,481

Whirlpool Corp.	28,504	5,759
		37,760

Industrial Services – 0.1%

United Rentals, Inc. *	35,232	3,212

WW Grainger, Inc.	21,921	5,169
		8,381

Institutional Financial Services – 1.5%

Bank of New York Mellon (The) Corp.	407,010	16,378

CME Group, Inc.	115,713	10,959

Goldman Sachs Group (The), Inc.	147,960	27,812

Intercontinental Exchange, Inc.	41,029	9,571

Morgan Stanley	563,275	20,103

NASDAQ OMX Group (The), Inc.	43,622	2,222

Northern Trust Corp. (1)	80,837	5,630

State Street Corp.	150,599	11,074
		103,749

Insurance – 4.1%

ACE Ltd.	119,599	13,334

Aflac, Inc.	160,428	10,269

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Insurance – 4.1% – continued

Allstate (The) Corp.	152,141	$10,828

American International Group, Inc.	501,495	27,477

Ameriprise Financial, Inc.	66,592	8,713

Aon PLC	102,371	9,840

Assurant, Inc.	24,765	1,521

Berkshire Hathaway, Inc., Class B *	666,387	96,173

Chubb (The) Corp.	84,375	8,530

Cincinnati Financial Corp.	53,744	2,863

Genworth Financial, Inc., Class A *	180,541	1,320

Hartford Financial Services Group (The), Inc.	153,960	6,439

Lincoln National Corp.	93,644	5,381

Loews Corp.	109,278	4,462

Marsh & McLennan Cos., Inc.	197,105	11,056

MetLife, Inc.	408,244	20,637

Principal Financial Group, Inc.	99,693	5,121

Progressive (The) Corp.	194,824	5,299

Prudential Financial, Inc.	165,888	13,322

Torchmark Corp.	46,819	2,571

Travelers (The) Cos., Inc.	117,432	12,698

Unum Group	92,204	3,110

XL Group PLC	92,646	3,409
		284,373

Iron & Steel – 0.1%

Allegheny Technologies, Inc.	40,661	1,220

Nucor Corp.	116,129	5,520
		6,740

Leisure Products – 0.1%

Hasbro, Inc.	41,126	2,601

Mattel, Inc.	123,675	2,826
		5,427

Machinery – 0.8%

Caterpillar, Inc.	221,689	17,742

Deere & Co.	124,016	10,875

Flowserve Corp.	49,186	2,778

Illinois Tool Works, Inc.	127,380	12,374

Joy Global, Inc.	35,481	1,390

Parker-Hannifin Corp.	51,989	6,175

Pentair PLC	66,623	4,190

Xylem, Inc.	67,311	2,357
		57,881

Media – 6.7%

Alliance Data Systems Corp. *	22,953	6,800

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Media – 6.7% – continued

Cablevision Systems Corp., Class A (New York Group)	81,390	$1,489

CBS Corp., Class B (Non Voting)	167,142	10,134

Comcast Corp., Class A	928,300	52,421

DIRECTV *	183,329	15,601

Discovery Communications, Inc., Class A *	54,101	1,664

Discovery Communications, Inc., Class C *	99,153	2,923

Expedia, Inc.	36,359	3,423

Facebook, Inc., Class A *	766,953	63,055

Gannett Co., Inc.	83,059	3,080

Google, Inc., Class A *	104,329	57,871

Google, Inc., Class C *	104,546	57,291

Interpublic Group of (The) Cos., Inc.	150,382	3,326

News Corp., Class A *	181,641	2,908

Omnicom Group, Inc.	90,465	7,054

Priceline Group (The), Inc. *	18,972	22,086

Scripps Networks Interactive, Inc., Class A	35,547	2,437

Time Warner Cable, Inc.	102,754	15,401

Time Warner, Inc.	303,392	25,618

TripAdvisor, Inc. *	40,658	3,382

Twenty-First Century Fox, Inc., Class A	667,967	22,604

VeriSign, Inc. *	38,399	2,572

Viacom, Inc., Class B	133,395	9,111

Walt Disney (The) Co.	571,224	59,916

Yahoo!, Inc. *	318,048	14,133
		466,300

Medical Equipment & Devices – 2.9%

Abbott Laboratories	551,273	25,540

Agilent Technologies, Inc.	122,685	5,098

Baxter International, Inc.	197,796	13,549

Becton Dickinson and Co.	76,281	10,953

Boston Scientific Corp. *	486,514	8,636

CR Bard, Inc.	27,114	4,538

Danaher Corp.	224,219	19,036

DENTSPLY International, Inc.	51,700	2,631

Edwards Lifesciences Corp. *	39,471	5,623

Intuitive Surgical, Inc. *	13,370	6,752

Medtronic PLC	520,589	40,601

Pall Corp.	39,160	3,931

PerkinElmer, Inc.	40,706	2,082

St. Jude Medical, Inc.	102,748	6,720

Stryker Corp.	109,412	10,093

Thermo Fisher Scientific, Inc.	144,951	19,473

Varian Medical Systems, Inc. *	36,416	3,426

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	111	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Medical Equipment & Devices – 2.9% – continued

Waters Corp. *	30,361	$3,774

Zimmer Holdings, Inc.	61,969	7,283
		199,739

Metals & Mining – 0.3%

Alcoa, Inc.	446,364	5,767

Freeport-McMoRan, Inc.	380,706	7,214

Newmont Mining Corp.	181,523	3,941
		16,922

Oil, Gas & Coal – 7.7%

Anadarko Petroleum Corp.	184,898	15,311

Apache Corp.	137,444	8,292

Baker Hughes, Inc.	158,822	10,098

Cabot Oil & Gas Corp.	151,925	4,486

Cameron International Corp. *	70,692	3,190

Chesapeake Energy Corp.	188,165	2,664

Chevron Corp.	687,055	72,127

Cimarex Energy Co.	31,972	3,680

ConocoPhillips	449,461	27,983

CONSOL Energy, Inc.	84,639	2,361

Devon Energy Corp.	141,370	8,526

Diamond Offshore Drilling, Inc.	24,677	661

Ensco PLC, Class A	85,671	1,805

EOG Resources, Inc.	200,073	18,345

EQT Corp.	55,367	4,588

Exxon Mobil Corp.	1,532,664	130,276

FMC Technologies, Inc. *	84,090	3,112

Halliburton Co.	310,610	13,630

Helmerich & Payne, Inc.	38,913	2,649

Hess Corp.	88,925	6,035

Kinder Morgan, Inc.	622,695	26,191

Marathon Oil Corp.	246,370	6,433

Marathon Petroleum Corp.	99,793	10,218

Murphy Oil Corp.	61,350	2,859

National Oilwell Varco, Inc.	149,942	7,496

Newfield Exploration Co. *	58,140	2,040

Noble Corp. PLC	88,133	1,258

Noble Energy, Inc.	141,397	6,914

Occidental Petroleum Corp.	281,656	20,561

ONEOK, Inc.	75,661	3,650

Phillips 66	198,630	15,612

Pioneer Natural Resources Co.	54,358	8,888

QEP Resources, Inc.	60,368	1,259

Range Resources Corp.	60,485	3,148

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Oil, Gas & Coal – 7.7% – continued

Schlumberger Ltd.	466,235	$38,903

Southwestern Energy Co. *	140,566	3,260

Spectra Energy Corp.	245,027	8,863

Tesoro Corp.	45,453	4,149

Transocean Ltd.	123,665	1,814

Valero Energy Corp.	188,187	11,972

Williams (The) Cos., Inc.	246,385	12,465
		537,772

Passenger Transportation – 0.6%

American Airlines Group, Inc.	262,045	13,831

Delta Air Lines, Inc.	301,112	13,538

Southwest Airlines Co.	246,907	10,938
		38,307

Real Estate – 0.1%

CBRE Group, Inc., Class A *	102,557	3,970

Real Estate Investment Trusts – 2.4%

American Tower Corp.	154,334	14,531

Apartment Investment & Management Co., Class A	56,962	2,242

AvalonBay Communities, Inc.	48,033	8,370

Boston Properties, Inc.	56,054	7,874

Crown Castle International Corp.	122,044	10,074

Equity Residential	132,899	10,348

Essex Property Trust, Inc.	23,748	5,460

General Growth Properties, Inc.	229,893	6,793

HCP, Inc.	168,103	7,264

Health Care REIT, Inc.	127,604	9,871

Host Hotels & Resorts, Inc.	277,500	5,600

Iron Mountain, Inc.	67,969	2,479

Kimco Realty Corp.	150,488	4,041

Macerich (The) Co.	51,631	4,354

Plum Creek Timber Co., Inc.	64,995	2,824

Prologis, Inc.	186,952	8,144

Public Storage	53,101	10,468

Simon Property Group, Inc.	113,516	22,208

SL Green Realty Corp.	35,974	4,618

Ventas, Inc.	120,750	8,817

Vornado Realty Trust	63,969	7,165

Weyerhaeuser Co.	191,833	6,359
		169,904

Renewable Energy – 0.0%

First Solar, Inc. *	27,326	1,634

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	112	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Retail – Consumer Staples – 2.9%

Costco Wholesale Corp.	160,745	$24,352

CVS Health Corp.	411,078	42,427

Dollar General Corp. *	111,205	8,383

Dollar Tree, Inc. *	75,099	6,094

Family Dollar Stores, Inc.	35,108	2,782

Kroger (The) Co.	179,399	13,753

Target Corp.	232,574	19,087

Walgreens Boots Alliance, Inc.	318,606	26,980

Wal-Mart Stores, Inc.	577,376	47,489

Whole Foods Market, Inc.	131,511	6,849
		198,196

Retail – Discretionary – 3.9%

Amazon.com, Inc. *	139,118	51,766

AutoNation, Inc. *	27,234	1,752

AutoZone, Inc. *	11,615	7,923

Bed Bath & Beyond, Inc. *	68,065	5,226

Best Buy Co., Inc.	106,971	4,042

CarMax, Inc. *	76,670	5,291

Coach, Inc.	100,962	4,183

eBay, Inc. *	402,283	23,204

GameStop Corp., Class A	39,119	1,485

Gap (The), Inc.	97,430	4,222

Home Depot (The), Inc.	481,705	54,726

Kohl’s Corp.	73,534	5,754

L Brands, Inc.	90,123	8,498

Lowe’s Cos., Inc.	355,258	26,428

Macy’s, Inc.	124,418	8,076

Netflix, Inc. *	22,140	9,225

Nordstrom, Inc.	51,173	4,110

O’Reilly Automotive, Inc. *	37,047	8,011

Ross Stores, Inc.	75,578	7,963

Staples, Inc.	234,300	3,816

Tiffany & Co.	40,987	3,607

TJX (The) Cos., Inc.	249,208	17,457

Tractor Supply Co.	50,036	4,256

Urban Outfitters, Inc. *	36,279	1,656
		272,677

Semiconductors – 3.0%

Altera Corp.	110,584	4,745

Analog Devices, Inc.	114,192	7,194

Applied Materials, Inc.	449,067	10,131

Avago Technologies Ltd.	93,750	11,904

Broadcom Corp., Class A	199,204	8,624

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Semiconductors – 3.0% – continued

Intel Corp.	1,730,311	$54,107

KLA-Tencor Corp.	59,071	3,443

Lam Research Corp.	58,079	4,079

Linear Technology Corp.	87,005	4,072

Microchip Technology, Inc.	73,328	3,586

Micron Technology, Inc. *	394,014	10,690

NVIDIA Corp.	188,553	3,945

QUALCOMM, Inc.	602,675	41,789

SanDisk Corp.	77,847	4,953

Skyworks Solutions, Inc.	69,617	6,843

Texas Instruments, Inc.	382,754	21,888

Xilinx, Inc.	95,103	4,023
		206,016

Software – 3.6%

Adobe Systems, Inc. *	173,823	12,852

Akamai Technologies, Inc. *	65,722	4,669

Autodesk, Inc. *	82,991	4,867

CA, Inc.	117,127	3,820

Cerner Corp. *	111,224	8,148

Citrix Systems, Inc. *	58,700	3,749

Electronic Arts, Inc. *	113,524	6,677

Intuit, Inc.	101,094	9,802

Microsoft Corp.	2,997,137	121,849

Oracle Corp.	1,171,126	50,534

Red Hat, Inc. *	66,964	5,073

salesforce.com, Inc. *	221,046	14,768

Symantec Corp.	249,069	5,819
		252,627

Specialty Finance – 2.2%

American Express Co.	320,231	25,016

Capital One Financial Corp.	201,545	15,886

Discover Financial Services	163,391	9,207

Fidelity National Information Services, Inc.	103,917	7,073

Fiserv, Inc. *	87,302	6,932

MasterCard, Inc., Class A	356,667	30,812

Navient Corp.	146,625	2,981

Total System Services, Inc.	59,755	2,280

Visa, Inc., Class A	708,768	46,360

Western Union (The) Co.	189,726	3,948
		150,495

Technology Services – 2.1%

Accenture PLC, Class A	229,322	21,485

Automatic Data Processing, Inc.	173,646	14,871

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	113	EQUITY INDEX FUNDS

SCHEDULE OF INVESTMENTS

STOCK INDEX FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Technology Services – 2.1% – continued

Cognizant Technology Solutions Corp., Class A *	222,285	$13,868

Computer Sciences Corp.	51,224	3,344

Dun & Bradstreet (The) Corp.	13,270	1,703

Equifax, Inc.	43,890	4,082

International Business Machines Corp.	335,672	53,875

McGraw Hill Financial, Inc.	99,892	10,329

Moody’s Corp.	64,934	6,740

Nielsen N.V.	115,248	5,137

Paychex, Inc.	119,721	5,940

Teradata Corp. *	53,056	2,342

Xerox Corp.	382,069	4,910
		148,626

Telecom – 2.3%

AT&T, Inc.	1,896,689	61,927

CenturyLink, Inc.	207,027	7,153

Equinix, Inc.	20,624	4,802

Frontier Communications Corp.	363,809	2,565

Level 3 Communications, Inc. *	104,849	5,645

Verizon Communications, Inc.	1,518,380	73,839

Windstream Holdings, Inc.	218,635	1,618
		157,549

Transportation & Logistics – 1.6%

C.H. Robinson Worldwide, Inc.	53,458	3,914

CSX Corp.	361,279	11,966

Expeditors International of Washington, Inc.	70,331	3,389

FedEx Corp.	96,180	15,913

Kansas City Southern	40,283	4,112

Norfolk Southern Corp.	112,380	11,566

Ryder System, Inc.	19,082	1,811

Union Pacific Corp.	322,011	34,877

United Parcel Service, Inc., Class B	253,913	24,614
		112,162

Transportation Equipment – 0.2%

Cummins, Inc.	61,515	8,529

PACCAR, Inc.	129,698	8,189
		16,718

Utilities – 2.9%

AES Corp.	234,183	3,009

AGL Resources, Inc.	43,994	2,184

Ameren Corp.	88,912	3,752

American Electric Power Co., Inc.	178,681	10,051

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.0% – continued

Utilities – 2.9% – continued

CenterPoint Energy, Inc.	157,290	$3,210

CMS Energy Corp.	99,941	3,489

Consolidated Edison, Inc.	107,323	6,547

Dominion Resources, Inc.	214,779	15,221

DTE Energy Co.	65,124	5,255

Duke Energy Corp.	258,088	19,816

Edison International	119,273	7,451

Entergy Corp.	66,323	5,139

Eversource Energy	115,369	5,828

Exelon Corp.	313,871	10,549

FirstEnergy Corp.	154,462	5,415

Integrys Energy Group, Inc.	28,669	2,065

NextEra Energy, Inc.	161,929	16,849

NiSource, Inc.	115,343	5,094

NRG Energy, Inc.	123,978	3,123

Pepco Holdings, Inc.	92,047	2,470

PG&E Corp.	174,422	9,257

Pinnacle West Capital Corp.	40,710	2,595

PPL Corp.	243,232	8,187

Public Service Enterprise Group, Inc.	185,247	7,766

SCANA Corp.	51,993	2,859

Sempra Energy	84,529	9,215

Southern (The) Co.	332,246	14,712

TECO Energy, Inc.	86,450	1,677

Wisconsin Energy Corp.	82,083	4,063

Xcel Energy, Inc.	185,397	6,454
		203,302

Waste & Environment Services & Equipment – 0.2%

Republic Services, Inc.	92,154	3,738

Stericycle, Inc. *	31,093	4,366

Waste Management, Inc.	155,463	8,431
		16,535
Total Common Stocks
(Cost $4,037,455)		6,687,149

INVESTMENT COMPANIES – 3.7%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (2)	260,728,608	260,729
Total Investment Companies
(Cost $260,729)		260,729

See Notes to the Financial Statements.

EQUITY INDEX FUNDS	114	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U. S. Treasury Bill, 0.02%, 4/30/15 (3)(4)	$14,960	$14,960
Total Short-Term Investments
(Cost $14,959)		14,960

Total Investments – 99.9%
(Cost $4,313,143)		6,962,838

Other Assets less Liabilities – 0.1%		6,848
NET ASSETS – 100.0%		$6,969,686

(1)	Investment in affiliate.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
(4)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-Mini S&P 500	2,746	$282,948	Long	6/15	$309

At March 31, 2015, the industry sectors (unaudited) for the Fund were :

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.6%
Consumer Staples	9.7
Energy	8.0
Financials	16.2
Health Care	14.9
Industrials	10.4
Information Technology	19.7
Materials	3.2
Telecommunication Services	2.3
Utilities	3.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$6,687,149	$–	$–	$6,687,149
Investment Companies	260,729	–	–	260,729
Short-Term Investments	–	14,960	–	14,960
Total Investments	$6,947,878	$14,960	$–	$6,962,838

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$309	$–	$–	$309

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	115	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 47 funds as of March 31, 2015, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”), or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair

EQUITY INDEX FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2015

valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts, in Net change in unrealized appreciation (depreciation) on futures contracts.

At March 31, 2015, the Mid Cap Index, Small Cap Index, and Stock Index Funds had entered into exchange-traded long futures contracts for hedging purposes and to maintain liquidity. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $4,115,000, $2,100,000, and $14,960,000, respectively. The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds had entered into exchange-traded long futures contracts at March 31, 2015 for hedging purposes and to maintain liquidity. The aggregate fair value of cash and foreign currencies to cover margin requirements for open positions was approximately $1,776,000, $2,010,000, $393,000 and $2,907,000, respectively. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The

NORTHERN FUNDS ANNUAL REPORT	117	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds bear the market risk from changes in forward foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) REDEMPTION FEES The Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectus.

Redemption fees were approximately $2,000, $2,000, $1,000 and $4,000 for the fiscal year ended March 31, 2015, for the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index and International Equity Index Funds, respectively. Redemption fees were approximately $2,000, $2,000, and $1,000 for the fiscal year ended March 31, 2014, for the Emerging Markets Equity Index, Global Real Estate Index and Global Sustainability Index Funds, respectively. Redemption fees were less than $500 for the fiscal year ended March 31, 2014, for the International Equity Index Fund. These amounts are included in Payments for Shares Redeemed in Note 8 — Capital Share Transactions. The impact from redemption fees paid to the Funds was less than $0.001 per share.

H) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Emerging Markets Equity Index	Annually
Global Real Estate Index	Quarterly
Global Sustainability Index	Annually
International Equity Index	Annually
Mid Cap Index	Annually
Small Cap Index	Annually
Stock Index	Quarterly

EQUITY INDEX FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2015

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs’’) gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Funds. At March 31, 2015, the following reclassifications were recorded:

Amounts in thousands	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)	CAPITAL STOCK
Emerging Markets Equity Index	$(1,221)	$1,221	$ —
Global Real Estate Index	1,188	(1,188)	—
Global Sustainability Index	(364)	364	—
International Equity Index	(8,177)	82	8,095
Small Cap Index	46	(470)	424
Stock Index	—	(5,466)	5,466

I) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2014, through the fiscal year ended March 31, 2015, the following Funds incurred net capital losses and/or Section 988 net currency losses which the Funds intend to treat as having been incurred in the following fiscal year:

Amounts in thousands
Emerging Markets Equity Index	$38,619
International Equity Index	49,264

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Emerging Markets Equity Index	$5,600	$123,722
International Equity Index*	—	144,768

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws.

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2015, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration for the Funds in the table below were as follows:

Amounts in thousands	MARCH 31, 2017		MARCH 31, 2018		MARCH 31, 2019
Emerging Markets Equity Index	$12,794		$101,299		$4,624
International Equity Index	67,464	*	193,709	*	8,770	*

*	Amounts include acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2019.

The Funds in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The Global Real Estate Index Fund has elected to defer net capital losses and/or Section 988 net currency losses incurred from November 1, 2014 through November 30, 2014, the Fund’s last tax year end, as having arisen on the first day of the following tax year:

Amounts in thousands
Global Real Estate Index	$4,278

At November 30, 2014, the Global Real Estate Index Fund’s last tax year end, the non-expiring long-term capital loss was approximately $1,604,000. The Fund may offset future capital gains with these capital loss carryforwards.

At November 30, 2014, the Global Real Estate Index Fund’s last tax year end, the capital loss carryforwards for U.S. federal income tax purposes and their year of expiration for the Fund in the table below were as follows:

Amounts in thousands	NOVEMBER 30, 2016	NOVEMBER 30, 2017	NOVEMBER 30, 2018	NOVEMBER 30, 2019
Global Real Estate Index	$97,594	$496,446	$10,164	$13,694

The Fund in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

At March 31, 2015, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Emerging Markets Equity Index	$4,953	$ —	$243,218
Global Sustainability Index	906	431	51,077
International Equity Index	30,961	—	533,655
Mid Cap Index	9,656	56,353	415,036
Small Cap Index	4,484	11,379	310,744
Stock Index	5,281	25,446	2,527,283

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net investment income, undistributed realized gains and unrealized losses at November 30, 2014, the Global Real Estate Index Fund’s last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Global Real Estate Index	$9,780	$ —	$251,496

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity Index	$47,548	$ —
Global Sustainability Index	4,557	—
International Equity Index	155,000	—
Mid Cap Index	21,604	58,510
Small Cap Index	13,398	39,207
Stock Index	135,413	34,296

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2014, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Emerging Markets Equity Index	$42,947	$ —
Global Sustainability Index	2,889	—
International Equity Index	83,000	—
Mid Cap Index	18,854	29,575
Small Cap Index	10,647	31,922
Stock Index	101,707	17,304

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Global Real Estate Index Fund’s tax years ended November 30, 2014 and November 30, 2013 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2014 AND NOVEMBER 30, 2013 DISTRIBUTIONS FROM
Amount in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Real Estate Index (2014)	$48,727	$ —
Global Real Estate Index (2013)	44,614	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

EQUITY INDEX FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

MARCH 31, 2015

The Global Real Estate Index Fund has a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2014 through March 31, 2015 will be determined at the end of its tax year.

As of March 31, 2015, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns, except for the Global Real Estate Index Fund, filed for the fiscal years ended March 31, 2012 through March 31, 2014 remain subject to examination by the Internal Revenue Service. The Global Real Estate Index Fund’s federal tax returns filed for the tax years ended November 30, 2012 through November 30, 2014 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

J) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2015.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2015.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 25, 2013, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears which is included in Other expenses on the Statements of Operations.

At a meeting held on November 20, 2014, the Board approved an agreement with JPMorgan Chase Bank, N.A. that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 24, 2014 and will expire on November 23, 2015, unless renewed.

At March 31, 2015, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2015 on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Emerging Markets Equity Index	$4,950	1.17%
Global Real Estate Index	4,771	1.15
International Equity Index	7,825	1.16

No other Funds incurred any interest expenses during the fiscal year ended March 31, 2015.

5. MANAGEMENT AND OTHER AGREEMENTS

Shareholders of each Fund approved a new management agreement, effective June 30, 2014, between each Fund and NTI (the “Management Agreement”), to provide each Fund with investment advisory and administration services under a single agreement and fee structure. As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the first table below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, as compensation for advisory services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at the annual rates set forth in the second table below (expressed as a percentage of each Fund’s respective average daily net assets).

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Funds at the annual rate of 0.15% of the average daily net assets of each Fund.

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than acquired fund fees and expenses, the Fund’s proportionate share of the increase in compensation paid to each independent Trustee, expenses related to third-party consultants engaged by the Board of Trustees of the Trust, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by the investment advisor as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2015, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth below.

	CONTRACTUAL MANAGEMENT FEES
	ANNUAL MANAGEMENT FEE	EXPENSE LIMITATIONS
Emerging Markets Equity Index	0.21%	0.30%
Global Real Estate Index	0.40%	0.50%
Global Sustainability Index	0.18%	0.30%
International Equity Index	0.18%	0.25%
Mid Cap Index	0.13%	0.15%
Small Cap Index	0.13%	0.15%
Stock Index	0.08%	0.10%

Prior to June 30, 2014, the annual advisory fees for the Funds were based on the following annual rates as set forth in the table below. There was no change to the contractual expense limitations described above.

CONTRACTUAL ANNUAL ADVISORY FEE
Emerging Markets Equity Index	0.35%
Global Real Estate Index	0.35%
Global Sustainability Index	0.35%
International Equity Index	0.25%
Mid Cap Index	0.20%
Small Cap Index	0.20%
Stock Index	0.10%

The contractual reimbursement arrangement is expected to continue until at least July 31, 2015. The contractual reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

Effective June 30, 2014, as compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds. Prior to June 30, 2014, Northern Trust received transfer agent fees at an annual rate of 0.10 percent of the average daily net assets, accrued daily and payable monthly. Transfer agent fees are reflected in the Funds’ Statements of Operations.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Prior to June 30, 2014, these sub-administration services were paid out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional

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EQUITY INDEX FUNDS

MARCH 31, 2015

Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio ( the “Portfolio”), a series of Northern Institutional Funds, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The exemptive order requires the Fund’s Board, including a majority of the independent Trustees, to consider and evaluate the advisory fees and services provided to the Funds by NTI as a result of uninvested cash being invested in the Portfolio. Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the management, transfer agency and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the Total Annual Portfolio Operating Expenses After Expense Reimbursement as reflected in the Portfolio’s prospectus, which includes, management, transfer agent and custody fees, payable to NTI and/or its affiliates on any assets invested in the Diversified Assets Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolio. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2015, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Emerging Markets Equity Index	$—	$427,590	$—	$608,016
Global Real Estate Index	—	329,660	—	92,504
Global Sustainability Index	—	43,938	—	11,587
International Equity Index	—	2,150,922	—	2,234,733
Mid Cap Index	$—	$411,880	$—	$248,039
Small Cap Index	—	164,294	—	167,836
Stock Index	—	782,952	—	183,431

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes and the timing of income recognition on investments in REITs and PFICs.

At March 31, 2015, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Emerging Markets Equity Index	$460,547	$(217,165)	$243,382	$1,449,463
Global Real Estate Index	342,031	(60,736)	281,295	1,481,961
Global Sustainability Index	57,234	(6,131)	51,103	166,412
International Equity Index	758,440	(223,663)	534,777	3,665,004
Mid Cap Index	454,650	(39,614)	415,036	1,253,671
Small Cap Index	375,129	(64,385)	310,744	746,760
Stock Index	2,579,910	(52,627)	2,527,283	4,435,555

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE/ (DECREASE) IN SHARES	NET INCREASE/ (DECREASE) IN NET ASSETS
Emerging Markets Equity Index	41,784	$469,460	621	$6,511	(57,739)	$(641,907)	(15,334)	$(165,936)
Global Real Estate Index	49,609	499,773	581	5,746	(26,340)	(264,211)	23,850	241,308
Global Sustainability Index	4,246	51,693	126	1,523	(1,415)	(17,272)	2,957	35,944
International Equity Index	115,738	1,389,638	2,280	25,790	(129,305)	(1,510,365)	(11,287)	(94,937)
Mid Cap Index	25,643	453,499	3,546	61,736	(14,550)	(257,214)	14,639	258,021
Small Cap Index	14,757	178,807	3,466	41,659	(14,560)	(177,370)	3,663	43,096
Stock Index	66,707	1,645,437	2,762	69,568	(38,450)	(945,218)	31,019	769,787
Transactions in capital shares for the fiscal year ended March 31, 2014, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Emerging Markets Equity Index	59,509	$657,823	345	$3,823	(71,509)	$(780,267)	(11,655)	$(118,621)
Global Real Estate Index	52,043	488,864	673	6,015	(44,023)	(412,238)	8,693	82,641
Global Sustainability Index	2,998	33,803	62	703	(1,301)	(14,336)	1,759	20,170
International Equity Index	177,506	2,099,110	920	10,975	(35,607)	(421,601)	142,819	1,688,484
Mid Cap Index	18,974	305,069	2,184	35,823	(11,018)	(179,207)	10,140	161,685
Small Cap Index	21,226	245,635	2,856	33,781	(17,744)	(206,447)	6,338	72,969
Stock Index	59,157	1,263,937	1,542	33,726	(65,562)	(1,405,809)	(4,863)	(108,146)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF PERIOD
Emerging Markets Equity Index	Northern Institutional Funds — Diversified Assets Portfolio	$11,082	$384,909	$379,445	$ —	$ —	$1	$16,546
Global Real Estate Index	Northern Institutional Funds — Diversified Assets Portfolio	4,230	320,761	306,819	—	—	3	18,172
Global Sustainability Index	Northern Institutional Funds — Diversified Assets Portfolio	3,015	40,209	37,414	—	—	—	5,810
	Northern Trust Corp.	157	25	—	12	—	3	194

	Total	$3,172	$40,234	$37,414	$12	$ —	$3	$6,004

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MARCH 31, 2015

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF PERIOD
International Equity Index	Northern Institutional Funds — Diversified Assets Portfolio	$39,661	$705,999	$735,875	$ —	$ —	$2	$9,785
Mid Cap Index	Northern Institutional Funds —Diversified Assets Portfolio	23,834	325,939	283,473	—	—	4	66,300
Small Cap Index	Northern Institutional Funds — Diversified Assets Portfolio	31,475	132,672	125,831	—	—	3	38,316
Stock Index	Northern Institutional Funds — Diversified Assets Portfolio	120,845	997,890	858,006	—	—	19	260,729
	Northern Trust Corp.	4,664	644	—	322	—	97	5,630

	Total	$125,509	$998,534	$858,006	$322	$ —	$116	$266,359

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2015:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net Assets — Unrealized appreciation	$1,183	*	Net Assets — Unrealized depreciation	$(44	)*
	Forward foreign currency exchange	Unrealized gain on forward foreign currency exchange contracts	33		Unrealized loss on forward foreign currency exchange contracts	—
Global Real Estate Index	Equity contracts	Net Assets — Unrealized appreciation	1,000	*	Net Assets — Unrealized depreciation	—	*
	Forward foreign currency exchange contracts	Unrealized gain on forward foreign currency exchange contracts	188		Unrealized loss on forward foreign currency exchange contracts	(16)
Global Sustainability Index	Equity contracts	Net Assets — Unrealized appreciation	56	*	Net Assets — Unrealized depreciation	—	*
	Forward foreign currency exchange contracts	Unrealized gain on forward foreign currency exchange contracts	7		Unrealized loss on forward foreign currency exchange contracts	—
International Equity Index	Equity contracts	Net Assets — Unrealized appreciation	707	*	Net Assets — Unrealized depreciation	—	*
	Forward foreign currency exchange contracts	Unrealized gain on forward foreign currency exchange contracts	276		Unrealized loss on forward foreign currency exchange contracts	(6)
Mid Cap Index	Equity contracts	Net Assets — Unrealized appreciation	1,536	*	Net Assets — Unrealized depreciation	—	*
Small Cap Index	Equity contracts	Net Assets — Unrealized appreciation	1,125	*	Net Assets — Unrealized depreciation	—	*

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NOTES TO THE FINANCIAL STATEMENTS continued

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE
Stock Index	Equity contracts	Net Assets — Unrealized appreciation	$309	*	Net Assets — Unrealized depreciation	$—	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments’ footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

As of March 31, 2015, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account master netting arrangements, by counterparty, are as follows:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Emerging Markets Equity Index	Citibank	$11	$ —	$ —	$11
	Morgan Stanley	22	—	—	22

	Total	$33	$ —	$ —	$33

Global Real Estate Index	Citibank	$39	$(11)	$ —	$28
	Morgan Stanley	149	—	—	149
	UBS	—	—	—	—

	Total	$188	$(11)	$ —	$177

Global Sustainability Index	Morgan Stanley	$7	$ —	$ —	$7

	Total	$7	$ —	$ —	$7

International Equity Index	Bank of Montreal	$39	$ —	$ —	$39
	Morgan Stanley	223	(6)	—	217
	UBS	14	—	—	14

	Total	$276	$(6)	$ —	$270

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EQUITY INDEX FUNDS

MARCH 31, 2015

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
Amounts in thousands	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Global Real Estate Index	Citibank	$(11)	$11	$ —	$ —
	Morgan Stanley	—	—	—	—
	UBS	(5)	—	—	(5)

	Total	$(16)	$11	$ —	$(5)

International Equity Index	Bank of Montreal	$ —	$ —	$ —	$ —
	Morgan Stanley	(6)	6	—	—
	UBS	—	—	—	—

	Total	$(6)	$6	$ —	$ —

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2015:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	$2,784
	Forward foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	(58)
Global Real Estate Index	Equity contracts	Net realized gains (losses) on futures contracts	6,284
	Forward foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	(1,344)
Global Sustainability Index	Equity contracts	Net realized gains (losses) on futures contracts	1,056
	Forward foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	(93)
International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	9,090
	Forward foreign currency exchange contracts	Net realized gains (losses) on foreign currency transactions	(3,889)
Mid Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	3,964
Small Cap Index	Equity contracts	Net realized gains (losses) on futures contracts	2,250
Stock Index	Equity contracts	Net realized gains (losses) on futures contracts	22,439

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Emerging Markets Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(160)
	Forward foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	(2)
Global Real Estate Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	779
	Forward foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	175

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EQUITY INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Global Sustainability Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(31)
	Forward foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	5
International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(1,175)
	Forward foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency translations	638
Mid Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1,251
Small Cap Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	1,333
Stock Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(820)

Volume of derivative activity for the fiscal year ended March 31, 2015*:

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS		FUTURES EQUITY CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Emerging Markets Equity Index	31	$1,699	129	$3,468
Global Real Estate Index	243	1,110	872	724
Global Sustainability Index	56	140	373	184
International Equity Index	93	2,680	239	2,162
Mid Cap Index	—	—	326	1,565
Small Cap Index	—	—	258	1,000
Stock Index	—	—	303	6,246
*	Activity during the period is measured by number of trades during the period and average notional amount forward foreign currency exchange and futures equity contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. LEGAL PROCEEDINGS

In December 2007, the Mid Cap Index Fund (the “Fund”), as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits, based on fraudulent transfer claims, seeking to recover, or clawback, proceeds received by shareholders, including the Fund, in the December 2007 merger.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al. (the “Creditor Action”), was initiated on October 22, 2010 and is now pending in the U.S. Bankruptcy Court for the Southern District of New York. On January 14, 2014, the U.S. Bankruptcy Court issued a decision and order dismissing (a) the intentional fraudulent transfer claim as to all defendants (without prejudice), (b) the constructive fraudulent transfer claim as to all conduits and non-beneficial owners of Lyondell stock (with prejudice), and (c) the secured lender deficiency claims that had been assigned to the LB Creditor Trust. The Court, however, rejected the remaining arguments in the motions to dismiss. It is anticipated that the

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EQUITY INDEX FUNDS

MARCH 31, 2015

Creditor Trust will file an amended complaint to replead the intentional fraudulent transfer claim and other claims that were not dismissed.

The second action, Edward S. Weisfelner, as trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et al. (the “Litigation Action”), was initiated as a putative defendant class action on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. The Fund, while not expressly named, is included in the definition of the putative class of defendants. A claim for intentional fraudulent transfer under federal law (i.e., the U.S. Bankruptcy Code) is the only remaining claim in this action. On February 4, 2014, the Court stated that the decision and order issued in the Creditor Action on January 14, 2014 was deemed to apply in the Litigation Action.

The defendants have filed motions to dismiss the plaintiffs’ amended complaint, but no decisions have been rendered on these motions.

Both the Creditor and Litigation Actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds received by the Fund was approximately $4,171,000. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

In 2007, the Stock Index Fund was a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S Bankruptcy Court on July 23, 2012, and became effective on December 31, 2012.

The defendants filed motions to dismiss, some of which have been granted by the District Court but have been appealed by the plaintiffs, and some of which have yet to be ruled on by the District Court.

The value of the proceeds received by the Stock Index Fund in the LBO was approximately $790,000, which includes proceeds of approximately $372,000 received by the NIF Equity Index Portfolio, which was acquired by the Stock Index Fund in 2012. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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EQUITY INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Emerging Markets Equity Index Fund, Global Real Estate Index Fund, Global Sustainability Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund, and Stock Index Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the Trust’s custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2015

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EQUITY INDEX FUNDS

TAX INFORMATION	MARCH 31, 2015 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

Fund	QDI PERCENTAGE
Emerging Markets Equity Index	69.77%
Global Real Estate Index	24.71%
Global Sustainability Index	100.00%
International Equity Index	100.00%
Mid Cap Index	61.96%
Small Cap Index	42.12%
Stock Index	79.52%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Global Sustainability Index	41.09%
Mid Cap Index	59.95%
Small Cap Index	37.63%
Stock Index	78.11%

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

Fund	TAXES	INCOME
Emerging Markets Equity Index	$0.0284	$0.3066
Global Real Estate Index	0.0069	0.1590
Global Sustainability Index	0.0013	0.0153
International Equity Index	0.0280	0.3917

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2014, and hereby designated these long-term capital gain distributions as follow (per share):

LONG-TERM CAPITAL GAIN
Fund	15%
Mid Cap Index	$0.727003
Small Cap Index	0.497381
Stock Index	0.132624

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EQUITY INDEX FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/14 - 3/31/15” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 118), if any, in the Emerging Markets Equity Index, Global Real Estate Index, Global Sustainability Index, and International Equity Index Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 123), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EMERGING MARKETS EQUITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.30%	$1,000.00	$973.00	$1.48
Hypothetical**	0.30%	$1,000.00	$1,023.44	$1.51

GLOBAL REAL ESTATE INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.50%	$1,000.00	$1,108.20	$2.63
Hypothetical**	0.50%	$1,000.00	$1,022.44	$2.52

GLOBAL SUSTAINABILITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.31%	$1,000.00	$1,033.80	$1.57
Hypothetical**	0.31%	$1,000.00	$1,023.39	$1.56

INTERNATIONAL EQUITY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.26%	$1,000.00	$1,009.80	$1.30
Hypothetical**	0.26%	$1,000.00	$1,023.64	$1.31

MID CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.15%	$1,000.00	$1,119.10	$0.79
Hypothetical**	0.15%	$1,000.00	$1,024.18	$0.76

SMALL CAP INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.15%	$1,000.00	$1,144.00	$0.80
Hypothetical**	0.15%	$1,000.00	$1,024.18	$0.76

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EQUITY INDEX FUNDS

MARCH 31, 2015 (UNAUDITED)

STOCK INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.10%	$1,000.00	$1,058.70	$0.51
Hypothetical**	0.10%	$1,000.00	$1,024.43	$0.50

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 71 Trustee of Northern Funds since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	55

Edward J. Condon, Jr. Age: 74 Trustee of Northern Funds since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club from 2003 to 2014;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of the Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	55

Mark G. Doll Age: 65 Trustee of Northern Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

		• None	55

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EQUITY INDEX FUNDS

MARCH 31, 2015 (UNAUDITED)

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 71 Chairperson of the Board of each Trust since 2015 and Trustee of Northern Funds since 2000	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	55

Cynthia R. Plouché Age: 58 Trustee of Northern Funds since 2014	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered Investment Company — 29 portfolios).	55

Casey J. Sylla Age: 71 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).	55

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios — 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds.

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EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Stephen N. Potter(5) Age: 58 Trustee of Northern Funds since 2008	• President, Northern Trust Asset Management since 2008; • Chairman and President of Northern Trust Investments, Inc. since March 2008; • President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009; • Director of The Northern Trust Company of Connecticut from July 2009 to December 2013; • Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009; • Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.	• None	46

Mary Jacobs Skinner, Esq.(5) Age: 57 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None	46

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios – 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Mr. Potter and Ms. Skinner oversee 46 portfolios in the complex – 38 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

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EQUITY INDEX FUNDS

MARCH 31, 2015 (UNAUDITED)

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Anthony P. Pecora Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2015	Chief Compliance Officer and Senior Vice President of Northern Trust Investments, Inc. since 2014; Head of Compliance for Northern Trust Asset Management since 2011; Head of Compliance for ABN AMRO Holding USA LLC from 2010 to 2011; Chief Compliance Officer and Anti-Money Laundering Officer for ABN AMRO Clearing Chicago LLC from 2009 to 2011.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

Richard N. Crabill Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

NORTHERN FUNDS ANNUAL REPORT	137	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2015 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Craig R. Carberry, Esq. Age: 54 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

EQUITY INDEX FUNDS	138	NORTHERN FUNDS ANNUAL REPORT

EQUITY INDEX FUNDS

INVESTMENT CONSIDERATIONS

EQUITY INDEX FUNDS

EMERGING MARKETS EQUITY

INDEX FUND1,2,3,8

GLOBAL REAL ESTATE INDEX FUND2,3,5,8

GLOBAL SUSTAINABILITY INDEX FUND2,3,7,8

INTERNATIONAL EQUITY INDEX FUND2,3,8

MID CAP INDEX FUND2,4,8

SMALL CAP INDEX FUND2,6,8

STOCK INDEX FUND2,8

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies.

4 Mid Cap Risk: The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

5 REIT/Real Estate Risk: Investments in real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, including lower trading volumes and more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

6 Small Cap Risk: The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

7 Socially Responsible Investment Risk: The socially responsible investment policies of the Fund’s index may restrict the investments available to the Fund. This could cause the Fund to underperform similar funds that do not have a social responsibility objective.

8 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

NORTHERN FUNDS ANNUAL REPORT	139	EQUITY INDEX FUNDS

EQUITY INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

EQUITY INDEX FUNDS	140	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

24	SCHEDULES OF INVESTMENTS

24	CORE BOND FUND

35	FIXED INCOME FUND

48	HIGH YIELD FIXED INCOME FUND

57	SHORT BOND FUND

69	SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

71	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

89	ULTRA-SHORT FIXED INCOME FUND

101	U.S. GOVERNMENT FUND

104	ABBREVIATIONS AND OTHER INFORMATION

105	NOTES TO THE FINANCIAL STATEMENTS

116	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

117	TAX INFORMATION

118	FUND EXPENSES

120	TRUSTEES AND OFFICERS

127	INVESTMENT CONSIDERATIONS

128	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities and not the Fund.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME FUNDS

FIXED INCOME FUNDS

CORE BOND FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For much of the 12-month reporting period ended March 31, 2015, global economic data slowed, leading central banks to maintain or expand accommodative monetary policies. The Eurozone economy was notably weak, as unemployment remained high and inflation fell sharply, causing the European Central Bank to lower interest rates and begin a quantitative easing program. Growth slowed throughout the period in large emerging economies such as Brazil, Russia, India and China, driven by lower commodity prices and weaker exports. The U.S. economy, in its fifth year of expansion, continued to grow modestly and with low inflation.

The U.S. Federal Reserve ended its bond purchase program and communicated that should economic data evolve in line with their projections, the fed funds rate would be increased for the first time in several years. Interest rates were volatile as investors worried about a divergence in global central bank policies. The low inflation backdrop, driven by a decline in prices on a wide range of commodities, was cited by many central banks as reason to ease policy in an attempt to spur growth. New issuance was robust in the corporate bond market. The volatile interest rate environment, coupled with a sharp drop in commodities and increased issuance, overwhelmed the market in the last half of the period and credit spreads widened.

For the 12 months ended March 31, 2015, the Core Bond Fund’s return of 6.04% outperformed the 5.72% return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index. The Fund’s overall security selection was the largest contributor to its positive relative performance. On the downside, the Fund’s overweight allocation to investment-grade corporate debt was the largest detractor.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CORE BOND	6.04%	4.89%	5.22%	5.13%
BARCLAYS U.S. AGGREGATE BOND INDEX	5.72	4.41	4.93	5.18

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

*The Fund commenced operations on March 29, 2001 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012 represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate taxable investment-grade fixed-income securities with remaining maturities of one year and longer.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005
DANIEL J. PERSONETTE With Northern Trust since 1996

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOCBX
INCEPTION DATE	03/29/01
NET ASSETS	$224 MILLION
NET ASSET VALUE	$10.62
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.57%
NET EXPENSE RATIO	0.40%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For much of the 12-month reporting period ended March 31, 2015, global economic data slowed, leading central banks to maintain or expand accommodative monetary policies. The Eurozone economy was notably weak, as unemployment remained high and inflation fell sharply, causing the European Central Bank to lower interest rates and begin a quantitative easing program. Growth slowed throughout the period in large emerging economies such as Brazil, Russia, India and China, driven by lower commodity prices and weaker exports. The U.S. economy, in its fifth year of expansion, continued to grow modestly and with low inflation.

The U.S. Federal Reserve ended its bond purchase program and communicated that should economic data evolve in line with their projections, the fed funds rate would be increased for the first time in several years. Interest rates were volatile as investors worried about a divergence in global central bank policies. The low inflation backdrop, driven by a decline in prices on a wide range of commodities, was cited by many central banks as reason to ease policy in an attempt to spur growth. New issuance was robust in the corporate bond market. The volatile interest rate environment, coupled with a sharp drop in commodities and increased issuance, overwhelmed the market in the last half of the period and credit spreads widened.

For the 12 months ended March 31, 2015, the Fixed Income Fund’s return of 5.78% outperformed the 5.72% return of its benchmark, the Barclays U.S. Aggregate Bond Index. The Fund’s overall duration stance was generally neutral to long relative to the benchmark. In addition, the Fund was generally overweight the 10- to 30-year portion of the yield curve. Both of these decisions were positive contributors to relative performance. The Fund’s overweight allocation to investment-grade and high-yield corporate debt represented the largest detractor from performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
FIXED INCOME	5.78%	4.96%	4.88%	5.53%
BARCLAYS U.S. AGGREGATE BOND INDEX	5.72	4.41	4.93	5.98

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate taxable investment-grade fixed-income securities with remaining maturities of one year and longer.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005
DANIEL J. PERSONETTE With Northern Trust since 1996

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOFIX
INCEPTION DATE	04/01/94
NET ASSETS	$1.9 BILLION
NET ASSET VALUE	$10.53
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.48%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME FUNDS

FIXED INCOME FUNDS

HIGH YIELD FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2015, performance in the high-yield corporate bond market was largely driven by interest rate and commodity price volatility. High-yield issues came under some pressure due to interest rate concerns in July and August of 2014, followed by an oversupply of new issues in September. In addition, the price of oil hit its high for 2014 in late June, and then suffered a decline of over 60%, resulting in significant declines across energy-related issues. Other commodity-related sectors also saw notable reductions in valuation. The declines in these sectors and the poor liquidity available to transfer risk reduced overall risk tolerance in the high-yield market during the latter part of 2014. The market stabilized and provided positive performance in the first quarter of 2015.

For the reporting period, higher-rated issues provided the best performance within the high-yield market. Specifically, bonds rated BB generated a 4.94% return, B-rated bonds returned 1.37% and CCC-rated bonds returned -2.36%. Distressed securities underperformed significantly as bonds in the Ca through D range returned -39.58%.

The total return of 1.04% for the High Yield Fixed Income Fund over the reporting period lagged the 2.00% return for its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index. The Fund was positioned to take advantage of a stable economy and a low default rate, while minimizing interest rate exposure. An overweight position in CCC-rated bonds to begin the period was reduced significantly by period end. This was offset by a material increase in BB and B securities. The Fund continued to avoid BB securities with high correlations to interest rates. These securities detracted from performance as underlying interest rates declined materially throughout the year. This benefited performance in July and August when interest rate worries arose, but constrained returns for the full period. The Fund was underweight in the energy and commodity sectors throughout the period, which benefited performance as commodity prices declined precipitously in late 2014. The high-yield market remains relatively attractive and continues to be broadly supported by stable credit fundamentals and a low default rate. In our view, security selection and the avoidance of credit issues will be key to performance going forward.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
HIGH YIELD FIXED INCOME	1.04%	7.95%	6.62%	6.19%
BARCLAYS U.S. CORP HIGH YIELD 2% ISSUER CAPPED INDEX	2.00	8.57	8.17	7.29

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index that measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. It is a version of the Barclays High Yield Corporate Bond Index except that it limits its exposure of each issuer to 2% of the total market value and redistributes any excess market value Index-wide on a pro-rata basis.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGER

RICHARD J. INZUNZA With Northern Trust since 2007

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NHFIX
INCEPTION DATE	12/31/98
NET ASSETS	$5.4 BILLION
NET ASSET VALUE	$7.12
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.82%
NET EXPENSE RATIO	0.80%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

SHORT BOND FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For much of the reporting period, global economic data slowed, leading central banks to maintain or expand accommodative monetary policies. The Eurozone economy was notably weak, as unemployment remained high and inflation fell sharply, causing the European Central Bank to lower interest rates and begin a quantitative easing program. Growth slowed throughout the period in large emerging economies such as Brazil, Russia, India and China, driven by lower commodity prices and weaker exports. The U.S. economy, in its fifth year of expansion, continued to grow modestly with low inflation.

The U.S. Federal Reserve ended its bond purchase program and communicated that should economic data evolve in line with their projections, the fed funds rate would be increased for the first time in several years. Interest rates were volatile as investors worried about a divergence in global central bank policies. The low inflation backdrop, driven by a decline in prices on a wide range of commodities, was cited by many central banks as reason to ease policy in an attempt to spur growth. New issuance was robust in the corporate bond market. The volatile interest rate environment, coupled with a sharp drop in commodities prices and increased issuance, overwhelmed the market in the last half of the period and credit spreads widened.

Against this backdrop, for the 12-month reporting period ended March 31, 2015, the Short Bond Fund gained 0.80% but underperformed the 1.12% return of its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index. The Fund’s asset allocation, highlighted by overweight positions in investment-grade and high-yield corporate debt, was the largest detractor from performance. The Fund’s overall duration was generally neutral to long relative to the benchmark, and the Fund was typically overweight in the three- to five-year portion of the yield curve. Both aspects of the Fund’s positioning made positive contributions to performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SHORT BOND	0.80%	1.89%	3.07%	4.28%
BARCLAYS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX	1.12	1.35	2.94	4.26

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

*The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005
MICHAEL T. DOYLE With Northern Trust since 1999

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	BSBAX
INCEPTION DATE	01/11/93
NET ASSETS	$697 MILLION
NET ASSET VALUE	$19.03
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.45%
NET EXPENSE RATIO	0.40%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME FUNDS

FIXED INCOME FUNDS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. Treasury curve flattened over the 12-month reporting period ended March 31, 2015, with the 10-year Treasury yield declining from 2.80% to 1.92%, while two-year yields rose from 0.42% to 0.56%. Over the same period, the spread versus U.S. Treasuries provided by current-coupon 30-year fixed-rate mortgage-backed securities tightened from approximately 117 basis points to 96 basis points.

For the 12-month reporting period ended March 31, 2015, the Short-Intermediate U.S. Government Fund returned 1.75%, as compared to 1.82% for its benchmark, the Barclays 1-5 Year U.S. Government Index. Positive contributors to relative performance included our stance with respect to overall portfolio duration in an environment of declining rates for intermediate-term issues. In addition, an allocation to mortgages added to performance as spreads tightened. In contrast, positioning along the yield curve and security selection detracted from performance.

The U.S. Federal Reserve removed “patient” from its forward guidance when it met in March of 2015, indicating that short-term rates may be increased at any of its upcoming meetings. At the same time, the Fed lowered its forecasts for the fed funds rate at the end of 2015 and 2016, accompanied by slashes to estimates for growth and inflation. U.S. non-farm payroll growth slowed to start 2015, although the unemployment rate continued to edge lower. GDP growth for the fourth quarter of 2014 came in at 2.2% in the third revision, although personal consumption was revised up from initial estimates. Measures of inflation remained soft, with February year-over-year core inflation at 1.7%, and personal consumption expenditures up 1.4%. The European Central Bank has launched its own asset purchase program in an effort to stave off Eurozone deflation. The program officially commenced in March 2015, and has aided in the compression of global rates, especially in the long end of the curve. U.S. rates have lagged their developed-market counterparts, as the Federal Reserve is poised to begin rate increases at a time when other central banks are easing.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
SHORT-INTERMEDIATE U.S. GOVERNMENT	1.75%	1.41%	2.72%	3.37%
BARCLAYS 1-5 YEAR U.S. GOVERNMENT INDEX	1.82	1.74	3.26	3.94

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays 1-5 Year U.S. Government Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publically issued debt of U.S. government agencies with maturities of one to five years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

MICHAEL R. CHICO With Northern Trust since 2005
BRIAN W. HART With Northern Trust since 2009

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NSIUX
INCEPTION DATE	10/01/99
NET ASSETS	$182 MILLION
NET ASSET VALUE	$9.89
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.49%
NET EXPENSE RATIO	0.41%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2015, the U.S. economy continued to grow allowing the U.S. Federal Reserve to end the bond-purchasing program known as quantitative easing. The Fed left short-term interest rates unchanged, although official FOMC meeting commentary modified forward guidance on interest rates away from being “patient” in raising rates towards a “data dependent” approach. The market interpreted this shift as a signal that the Fed is likely to begin raising rates before the end of 2015. While the U.S. Treasury and municipal bond markets experienced periods of short-term volatility, short-term rates climbed only modestly in anticipation of a Fed policy shift. The supply of taxable and municipal bonds rose as issuers took advantage of low interest rates. Despite the increase in supply, investors maintained their strong demand for securities within the Fund’s purchasing range. Additionally, credit market conditions remained stable.

The Tax-Advantaged Ultra-Short Fixed Income Fund returned 0.52% during the 12-month period ended March 31, 2015, outperforming the 0.39% return of the Fund’s blended benchmark, composed of 75% BofA Merrill Lynch 6-12 Month Municipal Securities Index and 25% BofA Merrill Lynch 1-3 Year U.S. General Obligation Municipal Securities Index. The net asset value of the Fund was stable, beginning the period at $10.15 and ending at the same price.

The Fund continued to purchase both tax-exempt and taxable bonds based on yields after maximum federal tax rates were considered. The Fund generally held an allocation of approximately 70% in municipal bonds and 30% in taxable bonds. We maintained a duration of approximately one year and purchased new-issue bonds offering a yield premium at issuance, which contributed positively to performance. Securities sales were limited since the Fund’s assets under management grew on a year-over-year basis. When selling occurred, it was done to preserve Fund income and minimize tax implications. When taking realized gains, we had a preference for long-term versus short-term gains due to the more favorable tax treatment.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME	0.52%	0.74%	0.93%	1.10%
75% BOFA MERRILL LYNCH 6-12 MONTH MUNICIPAL SECURITIES INDEX AND 25% BOFA MERRILL LYNCH 1-3 YEAR U.S. GENERAL OBLIGATION MUNICIPAL SECURITIES INDEX	0.39	0.49	0.69	0.79
BOFA MERRILL LYNCH 6-12 MONTH MUNICIPAL SECURITIES INDEX	0.27	0.35	0.49	0.55
BOFA MERRILL LYNCH 1-3 YEAR US GENERAL OBLIGATION MUNICIPAL SECURITIES INDEX	0.73	0.88	1.30	1.52

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The BofA Merrill Lynch 6-12 Month Municipal Securities Index tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have six months to one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The BofA Merrill Lynch 1-3 Year US General Obligation Municipal Securities Index tracks the performance of U.S. dollar denominated, investment grade, tax-exempt, general obligations publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s S&P and Fitch).

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

PATRICK D. QUINN With Northern Trust since 1985
JASON R. GOOKIN With Northern Trust since 2006

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NTAUX
INCEPTION DATE	06/18/09
NET ASSETS	$3.2 BILLION
NET ASSET VALUE	$10.15
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.26%
NET EXPENSE RATIO	0.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Indices, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ULTRA-SHORT FIXED INCOME FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Ultra-Short Fixed Income Fund returned 0.77% during the 12-month reporting period ended March 31, 2015, outperforming the 0.21% return of its benchmark, the BoA Merrill Lynch 1-Year U.S. Treasury Note Index. This fiscal year’s total return exactly matches that of the prior fiscal year ended March 31, 2014. In another similarity to 12 months earlier, there was considerable volatility along the way. The yield on the three-year Treasury note ranged from a low of 0.71% in October 2014 to a high of 1.17% in December 2014, falling back to 0.88% at the Fund’s fiscal year end and matching the prior year’s close within 0.01%. This volatility provided opportunity, as we like to buy when we see steeper yields and roll down to maturity along a relatively short yield curve.

Investors’ shifting evaluations of economic strength and the likely timing of the first U.S. Federal Reserve interest rate hike drove the volatility in yields. After taking over in January, Federal Reserve Chair Janet Yellen went to great lengths to provide measured commentary highlighting the Fed’s data-dependent posture with regard to interest rate policy. Economic data has been mixed at best, with stronger growth in employment not yet reinforced by the wage pressure that would move inflation closer to the Fed’s target of 2%. In addition, lower oil prices and a stronger U.S. dollar acted as a headwind for the energy and manufacturing sectors. While the Fed ended its quantitative easing policy, the European Central Bank began a quantitative easing policy of its own during the first calendar quarter.

Amid this uncertainty, the Fund’s strategy remained essentially unchanged, with an emphasis on yield-building purchases of investment-grade corporate bonds in both fixed- and floating-rate structures. We also used purchases of U.S. Treasuries and agency notes to fine tune the Fund’s duration positioning and maintain liquidity for trading purposes. We typically maintained the Fund’s duration at or slightly longer than one year, depending on whether we received enough additional yield to take on the added risk of longer-term investments.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
ULTRA-SHORT FIXED INCOME	0.77%	1.01%	1.22%	1.39%
BOFA MERRILL LYNCH 1-YEAR U.S. TREASURY NOTE INDEX	0.21	0.26	0.39	0.47

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

BofA Merrill Lynch 1-Year U.S. Treasury Note Index is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

CAROL H. SULLIVAN With Northern Trust since 1996
CHRISTI FLETCHER With Northern Trust since 2010

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NUSFX
INCEPTION DATE	6/18/09
NET ASSETS	$1.6 BILLION
NET ASSET VALUE	$10.21
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.27%
NET EXPENSE RATIO	0.25%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

U.S. GOVERNMENT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2015, the U.S. Government Fund returned 3.24%, as compared to 3.15% for its benchmark, the Barclays Intermediate U.S. Government Bond Index. The U.S. Treasury curve flattened over the reporting period, with the 10-year Treasury yield declining from 2.80% to 1.92%, while two-year yields rose from 0.42% to 0.56%. Over the same period, the spread versus U.S. Treasuries provided by current-coupon 30-year fixed-rate mortgage-backed securities tightened from approximately 117 basis points to 96 basis points.

Positive contributors to relative performance included our stance with respect to overall portfolio duration in an environment of declining rates for intermediate-term issues. In addition, an allocation to mortgages added to performance as spreads tightened. In contrast, positioning along the yield curve and security selection detracted from performance.

The U.S. Federal Reserve removed “patient” from its forward guidance when it met in March of 2015, indicating that short-term rates may be increased at any of its upcoming meetings. At the same time, the Fed lowered its forecasts for the fed funds rate at the end of 2015 and 2016, accompanied by slashes to estimates for growth and inflation. U.S. non-farm payroll growth slowed to start 2015, although the unemployment rate continued to edge lower. GDP growth for the fourth quarter of 2014 came in at 2.2% in the third revision, although personal consumption was revised up from initial estimates. Measures of inflation remained soft, with February year-over-year core inflation at 1.7%, and personal consumption expenditures up 1.4%. The European Central Bank has launched its own asset purchase program in an effort to stave off Eurozone deflation. The program officially commenced in March 2015, and has aided in the compression of global rates, especially in the long end of the curve. U.S. rates have lagged their developed-market counterparts, as the Federal Reserve is poised to begin rate increases at a time when other central banks are easing.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
U.S. GOVERNMENT	3.24%	2.42%	3.42%	4.44%
BARCLAYS INTERMEDIATE U.S. GOVERNMENT BOND INDEX	3.15	2.81	3.96	5.05

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance conformity with U.S. GAAP principles. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Intermediate U.S. Government Bond Index is an unmanaged index of debt securities including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

Unlike U.S. Treasury bonds and bills, the principal value and investment return of the Fund are neither guaranteed nor insured by the U.S. Government.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 127.

PORTFOLIO MANAGERS

MICHAEL R. CHICO With Northern Trust since 2005
BRIAN W. HART With Northern Trust since 2009

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOUGX
INCEPTION DATE	04/01/94
NET ASSETS	$29 MILLION
NET ASSET VALUE	$9.76
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.72%
NET EXPENSE RATIO	0.43%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	CORE BOND FUND	FIXED INCOME FUND
ASSETS:
Investments, at value	$216,183	$1,909,512
Investments in affiliates, at value	23,123	131,563
Dividend income receivable	–	2
Interest income receivable	1,065	12,272
Due from custodian	–	–
Receivable for foreign tax reclaimable	8	21
Receivable for securities sold	9,099	80,302
Receivable for variation margin on futures contracts	–	–
Receivable for fund shares sold	197	926
Receivable from investment adviser	4	12
Prepaid and other assets	1	2
Total Assets	249,680	2,134,612
LIABILITIES:
Payable for securities purchased	8,571	69,235
Payable for when-issued securities	17,375	133,329
Payable for variation margin on futures contracts	–	–
Payable for fund shares redeemed	47	1,209
Distributions to shareholders	81	893
Payable to affiliates:
Management fees (Note 5)	16	158
Custody and accounting fees	4	7
Shareholder servicing fees	–	12
Transfer agent fees	1	6
Trustee fees	3	16
Accrued other liabilities	33	55
Total Liabilities	26,131	204,920
Net Assets	$223,549	$1,929,692
ANALYSIS OF NET ASSETS:
Capital stock	$217,057	$1,873,183
Accumulated undistributed net investment income (loss)	(43)	(7)
Accumulated undistributed net realized gain (loss)	2,221	8,495
Net unrealized appreciation (depreciation)	4,314	48,021
Net Assets	$223,549	$1,929,692
Shares Outstanding ($.0001 par value, unlimited authorization)	21,056	183,226
Net Asset Value, Redemption and Offering Price Per Share	$10.62	$10.53
Investments, at cost	$211,870	$1,861,492
Investments in affiliates, at cost	23,122	131,562

See Notes to the Financial Statements.

FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2015

HIGH YIELD FIXED INCOME FUND	SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND

$5,197,477	$677,952	$185,595	$3,155,283	$1,590,059	$28,053
134,478	26,082	560	44,815	21,842	1,847
2	1	–	–	–	–
97,350	2,543	327	15,875	3,597	43
–	–	–	12,763	–	–
–	–	–	–	–	–
63,524	417	7,023	–	–	1,755
–	–	23	–	–	4
2,643	324	29	44,589	2,327	1
6	5	3	7	5	3
5	1	1	3	2	1
5,495,485	707,325	193,561	3,273,335	1,617,832	31,707

60,829	9,741	11,024	9,336	–	2,606
73,523	–	–	71,274	–	–
–	–	9	–	–	–
3,518	266	210	10,429	6,360	15
5,839	151	18	338	244	4

789	51	13	136	72	2
14	3	2	10	5	2
106	–	1	2	1	–
15	2	1	9	5	–
15	3	8	3	2	2
135	33	34	74	54	33
144,783	10,250	11,320	91,611	6,743	2,664
$5,350,702	$697,075	$182,241	$3,181,724	$1,611,089	$29,043

$5,469,936	$700,533	$184,227	$3,176,225	$1,607,285	$29,561
(883)	(153)	–	(221)	(13)	91
(115,901)	(2,915)	(2,559)	1,225	698	(853)
(2,450)	(390)	573	4,495	3,119	244
$5,350,702	$697,075	$182,241	$3,181,724	$1,611,089	$29,043
751,043	36,627	18,419	313,561	157,798	2,975
$7.12	$19.03	$9.89	$10.15	$10.21	$9.76
$5,199,927	$678,342	$185,127	$3,150,788	$1,586,940	$27,835
134,478	26,082	559	44,815	21,842	1,846

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	CORE BOND FUND		FIXED INCOME FUND	HIGH YIELD FIXED INCOME FUND
INVESTMENT INCOME:
Interest income	$4,237	(1)	$52,815 (1)	$350,768 (1)
Dividend income	–		–	3,426
Dividend income from investments in affiliates	4		20	19
Total Investment Income	4,241		52,835	354,213
EXPENSES:
Management fees (Note 5)	591		5,626	30,364
Investment advisory fees (Note 5)	127		1,480	9,274
Administration fees (Note 5)	48		555	2,129
Custody fees	50		197	573
Accounting fees	8		42	147
Transfer agent fees	55		567	2,018
Blue sky fees	21		22	86
SEC fees	6		11	34
Printing fees	21		33	90
Audit fees	18		29	47
Legal fees	15		20	39
Shareholder servicing fees	–		57	850
Trustee fees	18		38	117
Interest expense	–		–	16
Other	11		22	57
Total Expenses	989		8,699	45,841
Less expenses reimbursed by investment adviser	(235)		(1,134)	(2,529)
Net Expenses	754		7,565	43,312
Net Investment Income	3,487		45,270	310,901
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	4,238		35,288	(63,893)
Futures contracts	105		(736)	–
Net change in unrealized appreciation (depreciation) on:
Investments	3,139		15,259	(193,703)
Investments in affiliates	1		1	–
Futures contracts	17		38	–
Net Gains (Loss)	7,500		49,850	(257,596)
Net Increase in Net Assets Resulting from Operations	$10,987		$95,120	$53,305

(1)	Net of $2, $103 and $11, respectively in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2015

SHORT BOND FUND	SHORT- INTERMEDIATE U.S. GOVERNMENT FUND	TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	ULTRA-SHORT FIXED INCOME FUND	U.S. GOVERNMENT FUND

$9,057	$1,716	$23,805	$16,525	$380
–	–	–	–	–
5	3	5	3	2
9,062	1,719	23,810	16,528	382

1,672	547	5,127	2,853	89
492	208	1,018	623	58
185	78	1,053	627	12
74	33	313	181	23
17	10	74	47	6
189	73	1,044	605	12
20	20	27	30	17
6	6	17	11	6
21	20	52	33	21
18	20	30	24	18
15	15	25	20	15
–	7	12	6	2
18	17	55	37	18
–	–	–	–	–
11	11	30	21	11
2,738	1,065	8,877	5,118	308
(482)	(271)	(1,400)	(948)	(171)
2,256	794	7,477	4,170	137
6,806	925	16,333	12,358	245

(31)	1,157	2,770	2,252	331
(1,230)	(150)	–	–	18

(514)	1,364	(3,734)	(1,919)	370
–	1	–	–	1
(244)	89	–	–	25
(2,019)	2,461	(964)	333	745
$4,787	$3,386	$15,369	$12,691	$990

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME FUNDS

FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CORE BOND FUND		FIXED INCOME FUND		HIGH YIELD FIXED INCOME FUND		SHORT BOND FUND
Amounts in thousands	2015	2014	2015	2014	2015	2014	2015	2014
OPERATIONS:
Net investment income	$3,487	$1,988	$45,270	$48,948	$310,901	$340,825	$6,806	$4,932
Net realized gains (losses)	4,343	(481)	34,552	(12,908)	(63,893)	134,954	(1,261)	(450)
Net change in unrealized appreciation (depreciation)	3,157	(1,581)	15,298	(27,392)	(193,703)	(63,228)	(758)	(1,966)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,987	(74)	95,120	8,648	53,305	412,551	4,787	2,516
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	113,314	28,833	394,286	(214,813)	(10,126)	(133,765)	257,661	134,313
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	113,314	28,833	394,286	(214,813)	(10,126)	(133,765)	257,661	134,313
DISTRIBUTIONS PAID:
From net investment income	(3,663)	(2,120)	(47,245)	(51,772)	(310,951)	(340,869)	(7,160)	(5,213)
From net realized gains	(1,284)	(107)	–	(8,958)	(96,919)	(108,094)	–	–
Total Distributions Paid	(4,947)	(2,227)	(47,245)	(60,730)	(407,870)	(448,963)	(7,160)	(5,213)
Total Increase (Decrease) in Net Assets	119,354	26,532	442,161	(266,895)	(364,691)	(170,177)	255,288	131,616
NET ASSETS:
Beginning of year	104,195	77,663	1,487,531	1,754,426	5,715,393	5,885,570	441,787	310,171
End of year	$223,549	$104,195	$1,929,692	$1,487,531	$5,350,702	$5,715,393	$697,075	$441,787
Accumulated Undistributed Net Investment Income (Loss)	$(43)	$(2)	$(7)	$(832)	$(883)	$(833)	$(153)	$(128)

See Notes to the Financial Statements.

FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2015

SHORT- INTERMEDIATE U.S. GOVERNMENT FUND		TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND		ULTRA-SHORT FIXED INCOME FUND		U.S. GOVERNMENT FUND
2015	2014	2015	2014	2015	2014	2015	2014

$925	$770	$16,333	$14,374	$12,358	$9,257	$245	$267
1,007	(2,665)	2,770	1,271	2,252	889	349	(998)
1,454	(2,084)	(3,734)	(571)	(1,919)	795	396	(428)
3,386	(3,979)	15,369	15,074	12,691	10,941	990	(1,159)

(37,884)	(45,822)	356,307	584,268	(87,957)	598,701	(5,839)	(14,115)
(37,884)	(45,822)	356,307	584,268	(87,957)	598,701	(5,839)	(14,115)

(994)	(1,063)	(16,334)	(14,374)	(12,357)	(9,256)	(254)	(304)
–	–	(2,007)	(815)	(1,918)	(899)	–	–
(994)	(1,063)	(18,341)	(15,189)	(14,275)	(10,155)	(254)	(304)
(35,492)	(50,864)	353,335	584,153	(89,541)	599,487	(5,103)	(15,578)

217,733	268,597	2,828,389	2,244,236	1,700,630	1,101,143	34,146	49,724
$182,241	$217,733	$3,181,724	$2,828,389	$1,611,089	$1,700,630	$29,043	$34,146
$–	$–	$(221)	$(220)	$(13)	$(14)	$91	$91

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

CORE BOND FUND	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015		FISCAL YEAR ENDED MARCH 31, 2014		FOUR MONTHS ENDED MARCH 31, 2013		FISCAL YEAR ENDED NOV. 30, 2012		FISCAL YEAR ENDED NOV. 30, 2011		FISCAL YEAR ENDED NOV. 30, 2010
Net Asset Value, Beginning of Period	$10.27		$10.55		$10.96		$10.74		$10.64		$10.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20		0.24		0.08		0.29		0.32		0.37
Net realized and unrealized gains (losses)	0.42		(0.26)		(0.10)		0.56		0.22		0.28
Total from Investment Operations	0.62		(0.02)		(0.02)		0.85		0.54		0.65
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)		(0.25)		(0.10)		(0.32)		(0.32)		(0.37)
From net realized gains	(0.06)		(0.01)		(0.29)		(0.31)		(0.12)		–
Total Distributions Paid	(0.27)		(0.26)		(0.39)		(0.63)		(0.44)		(0.37)
Net Asset Value, End of Period	$10.62		$10.27		$10.55		$10.96		$10.74		$10.64
Total Return(1)	6.04%		0.02%		(0.33)%		8.25%		5.31%		6.46%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$223,549		$104,195		$77,663		$85,447		$93,371		$100,451
Ratio to average net assets of:(2)
Expenses, net of waivers, reimbursements and credits	0.40	%(3)	0.40	%(3)	0.39	%(3)	0.35	%(3)	0.32	%(3)	0.36%
Expenses, before waivers, reimbursements and credits	0.53%		0.84%		0.89%		0.68%		0.62%		0.64%
Net investment income, net of waivers, reimbursements and credits	1.86	%(3)	2.32	%(3)	2.44	%(3)	2.72	%(3)	2.99	%(3)	3.43%
Net investment income, before waivers, reimbursements and credits	1.73%		1.88%		1.94%		2.39%		2.69%		3.15%
Portfolio Turnover Rate	813.91%		1,163.54%		417.78%		704.37%		851.07%		765.28%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $5,000, $5,000, $4,000, $9,000, and $36,000, which represent less than 0.005, 0.01, 0.01, 0.01, and 0.04 percent of average net assets for the fiscal years ended March 31, 2015 and 2014, the four months ended March 31, 2013, and the fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012	FISCAL YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$10.24	$10.54	$10.46	$10.14	$10.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	0.30	0.29	0.27	0.30
Net realized and unrealized gains (losses)	0.30	(0.22)	0.34	0.47	0.20
Total from Investment Operations	0.59	0.08	0.63	0.74	0.50
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.30)	(0.32)	(0.32)	(0.28)	(0.30)
From net realized gains	–	(0.06)	(0.23)	(0.14)	(0.31)
Total Distributions Paid	(0.30)	(0.38)	(0.55)	(0.42)	(0.61)
Net Asset Value, End of Year	$10.53	$10.24	$10.54	$10.46	$10.14
Total Return(2)	5.78%	0.85%	6.02%	7.48%	4.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,929,692	$1,487,531	$1,754,426	$1,658,673	$1,112,234
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.45%	0.44%	0.43%	0.75%	0.85%
Expenses, before reimbursements and credits	0.52%	0.69%	0.80%	0.98%	0.99%
Net investment income, net of reimbursements and credits(3)	2.69%	2.99%	2.75%	2.49%	2.83%
Net investment income, before reimbursements and credits	2.62%	2.74%	2.38%	2.26%	2.69%
Portfolio Turnover Rate	663.50%	869.07%	1,049.21%	699.97%	658.14%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $35,000, $76,000, $321,000, $184,000 and $551,000, which represent less than 0.005, 0.005, 0.02, 0.01 and 0.05 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

HIGH YIELD FIXED INCOME FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012	FISCAL YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$7.61	$7.66	$7.31	$7.45	$7.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.43	0.47	0.51	0.53	0.56
Net realized and unrealized gains (losses)	(0.35)	0.10	0.35	(0.14)	0.37
Total from Investment Operations	0.08	0.57	0.86	0.39	0.93
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.43)	(0.47)	(0.51)	(0.53)	(0.56)
From net realized gains	(0.14)	(0.15)	–	–	–
Total Distributions Paid	(0.57)	(0.62)	(0.51)	(0.53)	(0.56)
Net Asset Value, End of Year	$7.12	$7.61	$7.66	$7.31	$7.45
Total Return(2)	1.04%	7.71%	12.18%	5.60%	13.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$5,350,702	$5,715,393	$5,885,570	$5,360,268	$4,122,592
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.80%	0.78%	0.75%	0.83%	0.86%
Expenses, before reimbursements and credits	0.85%	0.95%	0.95%	0.95%	0.96%
Net investment income, net of reimbursements and credits(3)	5.75%	6.14%	6.86%	7.33%	7.75%
Net investment income, before reimbursements and credits	5.70%	5.97%	6.66%	7.21%	7.65%
Portfolio Turnover Rate	91.47%	94.10%	115.51%	88.10%	114.25%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $47,000, $124,000, $343,000, $99,000 and $335,000, which represent less than 0.005, less than 0.005, 0.01, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SHORT BOND FUND	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015		FISCAL YEAR ENDED MARCH 31, 2014		FOUR MONTHS ENDED MARCH 31, 2013		FISCAL YEAR ENDED NOV. 30, 2012		FISCAL YEAR ENDED NOV. 30, 2011		FISCAL YEAR ENDED NOV. 30, 2010
Net Asset Value, Beginning of Period	$19.12		$19.27		$19.27		$18.91		$19.05		$18.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.28		0.06		0.26		0.36		0.49
Net realized and unrealized gains (losses)	(0.08)		(0.14)		–		0.40		(0.08)		0.14
Total from Investment Operations	0.15		0.14		0.06		0.66		0.28		0.63
LESS DISTRIBUTIONS PAID:
From net investment income	(0.24)		(0.29)		(0.06)		(0.30)		(0.42)		(0.51)
Total Distributions Paid	(0.24)		(0.29)		(0.06)		(0.30)		(0.42)		(0.51)
Net Asset Value, End of Period	$19.03		$19.12		$19.27		$19.27		$18.91		$19.05
Total Return(1)	0.80%		0.75%		0.34%		3.50%		1.47%		3.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$697,075		$441,787		$310,171		$162,513		$124,519		$175,313
Ratio to average net assets of:(2)
Expenses, net of waivers, reimbursements and credits	0.40	%(3)	0.40	%(3)	0.38	%(3)	0.35	%(3)	0.34	%(3)	0.36%
Expenses, before waivers, reimbursements and credits	0.49%		0.71%		0.74%		0.61%		0.57%		0.58%
Net investment income, net of waivers, reimbursements and credits	1.21	%(3)	1.44	%(3)	0.89	%(3)	1.39	%(3)	1.86	%(3)	2.52%
Net investment income, before waivers, reimbursements and credits	1.12%		1.13%		0.53%		1.13%		1.63%		2.30%
Portfolio Turnover Rate	277.34%		424.85%		181.67%		517.67%		411.73%		432.78%

(1)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)	Annualized for periods less than one year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $6,000, $18,000, $19,000, $21,000 and $32,000, which represent less than 0.005, 0.005, 0.02, 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2015 and 2014, the four months ended March 31, 2013, and the fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FISCAL YEAR ENDED MARCH 31, 2012		FISCAL YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$9.77	$9.97		$10.13		$10.31		$10.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05	0.03		0.03		0.01		0.06
Net realized and unrealized gains (losses)	0.12	(0.19)		0.15		0.28		0.18
Total from Investment Operations	0.17	(0.16)		0.18		0.29		0.24
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)	(0.04)		(0.06)		(0.02)		(0.05)
From net realized gains	–	–		(0.28)		(0.45)		(0.25)
Total Distributions Paid	(0.05)	(0.04)		(0.34)		(0.47)		(0.30)
Net Asset Value, End of Year	$9.89	$9.77		$9.97		$10.13		$10.31
Total Return(1)	1.75%	(1.57)%		1.76%		2.85%		2.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$182,241	$217,733		$268,597		$319,615		$1,052,765
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.41%	0.40	%(2)	0.38	%(2)	0.79	%(2)	0.83	%(2)
Expenses, before reimbursements and credits	0.54%	0.73%		0.85%		0.99%		0.99%
Net investment income, net of reimbursements and credits	0.47%	0.32	%(2)	0.34	%(2)	0.14	%(2)	0.32	%(2)
Net investment income (loss), before reimbursements and credits	0.34%	(0.01)%		(0.13)%		(0.06)%		0.16%
Portfolio Turnover Rate	670.75%	1,567.58%		2,309.43%		1,331.05%		1,061.57%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with an affiliated investment of approximately $5,000, $55,000, $297,000 and $652,000, which represent less than 0.005, 0.02, 0.04 and 0.07 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND
	FISCAL YEAR ENDED MARCH 31,	FISCAL YEAR ENDED MARCH 31,	FISCAL YEAR ENDED MARCH 31,	FISCAL YEAR ENDED MARCH 31,	FISCAL YEAR ENDED MARCH 31,
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.16	$10.16	$10.13	$10.12	$10.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	0.06	0.07	0.10	0.10
Net realized and unrealized gains (losses)	(0.01)	– (1)	0.04	0.02	0.03
Total from Investment Operations	0.05	0.06	0.11	0.12	0.13
LESS DISTRIBUTIONS PAID:
From net investment income	(0.05)	(0.06)	(0.08)	(0.10)	(0.10)
From net realized gains	(0.01)	– (1)	–	(0.01)	(0.01)
Total Distributions Paid	(0.06)	(0.06)	(0.08)	(0.11)	(0.11)
Net Asset Value, End of Year	$10.15	$10.16	$10.16	$10.13	$10.12
Total Return(2)	0.52%	0.63%	1.08%	1.18%	1.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,181,724	$2,828,389	$2,244,236	$1,345,415	$696,520
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.20%	0.25%	0.24%
Expenses, before reimbursements and credits	0.30%	0.43%	0.43%	0.43%	0.44%
Net investment income, net of reimbursements and credits(3)	0.55%	0.60%	0.62%	0.95%	1.01%
Net investment income, before reimbursements and credits	0.50%	0.42%	0.39%	0.77%	0.81%
Portfolio Turnover Rate	131.54%	41.85%	32.02%	116.89%	40.44%

(1)	Per share amounts were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $1,000, $3,000, $17,000, $16,000 and $28,000, which represent less than 0.005, less than 0.001, less than 0.001, less than 0.005, and 0.01 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

ULTRA-SHORT FIXED INCOME FUND
	FISCAL YEAR ENDED MARCH 31,	FISCAL YEAR ENDED MARCH 31,	FISCAL YEAR ENDED MARCH 31,	FISCAL YEAR ENDED MARCH 31,	FISCAL YEAR ENDED MARCH 31,
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.22	$10.22	$10.18	$10.15	$10.11
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.08	0.07	0.10	0.12	0.10
Net realized and unrealized gains	– (1)	0.01	0.05	0.05	0.04
Total from Investment Operations	0.08	0.08	0.15	0.17	0.14
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)	(0.07)	(0.10)	(0.12)	(0.10)
From net realized gains	(0.01)	(0.01)	(0.01)	(0.02)	– (1)
Total Distributions Paid	(0.09)	(0.08)	(0.11)	(0.14)	(0.10)
Net Asset Value, End of Year	$10.21	$10.22	$10.22	$10.18	$10.15
Total Return(2)	0.77%	0.77%	1.49%	1.59%	1.47%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,611,089	$1,700,630	$1,101,143	$464,677	$371,411
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.25%	0.25%	0.25%	0.25%	0.24%
Expenses, before reimbursements and credits	0.31%	0.44%	0.45%	0.44%	0.46%
Net investment income, net of reimbursements and credits(3)	0.75%	0.70%	0.90%	1.12%	1.04%
Net investment income, before reimbursements and credits	0.69%	0.51%	0.70%	0.93%	0.82%
Portfolio Turnover Rate	62.53%	36.50%	49.42%	45.97%	52.01%

(1)	Per share amounts were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with an affiliated investment of approximately $6,000, $14,000, $26,000, $8,000 and $22,000, which represent less than less than 0.005, less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

U.S. GOVERNMENT FUND
	FISCAL YEAR ENDED MARCH 31,	FISCAL YEAR ENDED MARCH 31,		FISCAL YEAR ENDED MARCH 31,		FISCAL YEAR ENDED MARCH 31,		FISCAL YEAR ENDED MARCH 31,
Selected per share data	2015	2014		2013		2012		2011
Net Asset Value, Beginning of Year	$9.53	$9.85		$9.97		$9.77		$10.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08	0.07		0.06		0.05		0.11
Net realized and unrealized gains (losses)	0.23	(0.32)		0.22		0.49		0.22
Total from Investment Operations	0.31	(0.25)		0.28		0.54		0.33
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)	(0.07)		(0.07)		(0.06)		(0.12)
From net realized gains	–	–		(0.33)		(0.28)		(0.47)
Total Distributions Paid	(0.08)	(0.07)		(0.40)		(0.34)		(0.59)
Net Asset Value, End of Year	$9.76	$9.53		$9.85		$9.97		$9.77
Total Return(1)	3.24%	(2.52)%		2.75%		5.51%		3.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$29,043	$34,146		$49,724		$61,505		$74,041
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.43%	0.41	%(2)	0.39	%(2)	0.76	%(2)	0.85	%(2)
Expenses, before reimbursements and credits	0.98%	1.31%		1.22%		1.14%		1.13%
Net investment income, net of reimbursements and credits	0.78%	0.65	%(2)	0.51	%(2)	0.50	%(2)	1.00	%(2)
Net investment income (loss), before reimbursements and credits	0.23%	(0.25)%		(0.32)%		0.12%		0.72%
Portfolio Turnover Rate	545.92%	1,734.43%		2,761.35%		1,609.59%		982.00%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with an affiliated investment of approximately $1,000, $11,000, $13,000 and $41,000, which represent less than 0.005, 0.02, 0.02, and 0.05 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 11.1%

Commercial Mortgage-Backed Securities – 10.0%

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class A4, 5.54%, 10/12/41	$1,336	$1,401

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A4, 5.71%, 6/11/40	1,135	1,224

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A4, 5.74%, 9/11/42	825	896

Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 12/10/49	1,925	2,082

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	1,171	1,224

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47	766	809

JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A2, 3.05%, 4/15/47	1,670	1,750

LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.35%, 11/15/38	1,460	1,543

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.15%, 4/15/41	1,919	2,103

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A2, 1.86%, 2/15/46	870	879

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2, 1.97%, 5/15/46	740	751

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class A2, 2.85%, 6/15/47	440	455

Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4, 5.33%, 12/15/43	1,780	1,870

Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4, 5.81%, 12/12/49	471	510

Morgan Stanley Capital I Trust, Series 2007-T27, Class A4, 5.65%, 6/11/42	1,580	1,713

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 11.1% – continued

Commercial Mortgage-Backed Securities – 10.0% – continued

Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.27%, 1/11/43	$1,271	$1,412

Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, 11/15/48	1,666	1,750
		22,372

Credit Card – 1.1%

Capital One Multi-Asset Execution Trust, Series 2014-A5, Class A, 1.48%, 7/15/20	100	101

Citibank Credit Card Issuance Trust, Series 2014-A2, Class A2, 1.02%, 2/22/19	1,135	1,136

Discover Card Execution Note Trust, Series 2014-A3, Class A3, 1.22%, 10/15/19	1,280	1,284
		2,521
Total Asset-Backed Securities
(Cost $25,026)		24,893

CORPORATE BONDS – 29.8%

Aerospace & Defense – 0.1%

Lockheed Martin Corp., 3.80%, 3/1/45	240	239

Auto Parts Manufacturing – 0.2%

BorgWarner, Inc., 4.63%, 9/15/20	240	265
4.38%, 3/15/45	155	161
		426

Automobiles Manufacturing – 0.5%

Ford Motor Co., 7.45%, 7/16/31	95	131

Ford Motor Credit Co. LLC, 3.66%, 9/8/24	350	361

Hyundai Capital America, 4.00%, 6/8/17 (1)	290	305

Nissan Motor Acceptance Corp., 2.35%, 3/4/19 (1)(2)	240	244
		1,041

Banks – 0.4%

Branch Banking & Trust Co., 1.00%, 4/3/17	100	100

See Notes to the Financial Statements.

FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.8% – continued

Banks – 0.4% – continued

Capital One N.A., 1.50%, 3/22/18	$355	$353

Discover Bank, 2.00%, 2/21/18	125	125
4.25%, 3/13/26	145	154

Fifth Third Bancorp, 2.30%, 3/1/19	100	101

PNC Financial Services Group (The), Inc., 4.85%, 6/1/23	165	161
		994

Biotechnology – 0.5%

Amgen, Inc., 3.63%, 5/22/24	265	279

Celgene Corp., 5.25%, 8/15/43	205	237

Gilead Sciences, Inc., 4.50%, 2/1/45	150	166

Roche Holdings, Inc., 2.25%, 9/30/19 (1)	450	456
		1,138

Cable & Satellite – 0.6%

Comcast Corp., 6.30%, 11/15/17	290	328
4.25%, 1/15/33	350	375
6.40%, 5/15/38	210	284

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42	260	272
		1,259

Chemicals – 0.8%

CF Industries, Inc., 5.15%, 3/15/34	290	318

Eastman Chemical Co., 3.80%, 3/15/25	675	701
4.65%, 10/15/44	295	310

Monsanto Co., 2.75%, 4/15/16	200	203

PPG Industries, Inc., 2.30%, 11/15/19	260	263
		1,795

Commercial Finance – 0.5%

Air Lease Corp., 5.63%, 4/1/17	185	198

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.8% – continued

Commercial Finance – 0.5% – continued
3.88%, 4/1/21	$185	$190

General Electric Capital Corp., 5.63%, 5/1/18	290	326
6.25%, 12/15/22	250	281
		995

Communications Equipment – 0.1%

Apple, Inc., 4.45%, 5/6/44	150	167

CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	75	76
		243

Consumer Finance – 0.2%

Countrywide Financial Corp., 6.25%, 5/15/16	205	216

Synchrony Financial, 2.70%, 2/3/20	210	211
		427

Consumer Services – 0.4%

Ecolab, Inc., 1.45%, 12/8/17	425	425

ERAC USA Finance LLC, 3.85%, 11/15/24 (1)(2)	125	130
7.00%, 10/15/37 (1)	220	297
4.50%, 2/15/45 (1)(2)	85	86
		938

Containers & Packaging – 0.1%

International Paper Co., 4.80%, 6/15/44	180	185

Department Stores – 0.3%

Macy’s Retail Holdings, Inc., 4.50%, 12/15/34	680	720

Diversified Banks – 4.1%

Bank of America Corp., 3.88%, 3/22/17	135	141
6.00%, 9/1/17	170	187
2.60%, 1/15/19	495	504
2.65%, 4/1/19	930	948
4.13%, 1/22/24	430	460
4.00%, 1/22/25	690	696
4.25%, 10/22/26	215	222

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.8% – continued

Diversified Banks – 4.1% – continued
7.75%, 5/14/38	$290	$418
5.00%, 1/21/44	410	471

Citigroup, Inc., 1.35%, 3/10/17	450	449
6.00%, 8/15/17	200	220
2.50%, 7/29/19	310	314
4.05%, 7/30/22	370	388
3.88%, 3/26/25	415	417
6.68%, 9/13/43	165	220

JPMorgan Chase & Co., 1.80%, 1/25/18	465	468
7.90%, 4/30/18	135	145
6.30%, 4/23/19	340	395
5.00%, 7/1/19	265	260
5.15%, 5/1/23	115	112
3.88%, 9/10/24	320	328

Wells Fargo & Co., 7.98%, 3/15/18	135	148
2.15%, 1/15/19	300	305
2.15%, 1/30/20	315	317
5.88%, 6/15/25	680	719
		9,252

Electrical Equipment Manufacturing – 0.2%

General Electric Co., 4.50%, 3/11/44	135	151

Keysight Technologies, Inc., 3.30%, 10/30/19 (1)(2)	235	237

Roper Industries, Inc., 6.25%, 9/1/19	125	145
		533

Entertainment Content – 0.5%

CBS Corp., 1.95%, 7/1/17	275	278
4.30%, 2/15/21	100	108

Time Warner, Inc., 6.10%, 7/15/40	370	467

Viacom, Inc., 4.38%, 3/15/43	360	336
		1,189

Exploration & Production – 0.4%

Kerr-McGee Corp., 6.95%, 7/1/24	450	563

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.8% – continued

Exploration & Production – 0.4% – continued

Noble Energy, Inc., 3.90%, 11/15/24	$380	$387
		950

Financial Services – 3.2%

Ares Capital Corp., 4.88%, 11/30/18	280	294

Blackstone Holdings Finance Co. LLC, 5.00%, 6/15/44 (1)	265	287

Carlyle Holdings II Finance LLC, 5.63%, 3/30/43 (1)	335	380

Charles Schwab (The) Corp., 2.20%, 7/25/18	168	171

FMR LLC, 6.45%, 11/15/39 (1)	345	462

Goldman Sachs Group (The), Inc., 5.63%, 1/15/17	345	370
2.90%, 7/19/18	225	233
2.63%, 1/31/19	330	337
2.55%, 10/23/19	190	193
5.75%, 1/24/22	355	414
4.00%, 3/3/24	460	486
6.45%, 5/1/36	405	507
6.75%, 10/1/37	205	269
4.80%, 7/8/44	220	244

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 2/1/22	170	175

KKR Group Finance Co. III LLC, 5.13%, 6/1/44 (1)(2)	125	129

KKR Group Finance Co. LLC, 6.38%, 9/29/20 (1)	105	124

Morgan Stanley, 4.75%, 3/22/17	130	138
2.50%, 1/24/19	550	560
2.38%, 7/23/19	210	212
3.70%, 10/23/24	245	256
5.00%, 11/24/25	270	298
4.30%, 1/27/45	315	326

Prospect Capital Corp., 5.00%, 7/15/19	275	287
		7,152

Food & Beverage – 0.8%

Anheuser-Busch InBev Finance, Inc., 2.15%, 2/1/19	310	316

See Notes to the Financial Statements.

FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.8% – continued

Food & Beverage – 0.8% – continued

ConAgra Foods, Inc., 2.10%, 3/15/18	$207	$208

General Mills, Inc., 2.20%, 10/21/19	500	504

JM Smucker (The) Co., 4.25%, 3/15/35 (1)(2)	165	171

Mead Johnson Nutrition Co., 4.60%, 6/1/44	120	126

Tyson Foods, Inc., 2.65%, 8/15/19	300	307
4.88%, 8/15/34	195	220
		1,852

Forest & Paper Products Manufacturing – 0.2%

Georgia-Pacific LLC, 3.16%, 11/15/21 (1)	380	390

Hardware – 0.1%

NetApp, Inc., 2.00%, 12/15/17	315	316

Health Care Facilities & Services – 0.8%

Cardinal Health, Inc., 1.90%, 6/15/17	200	203
1.70%, 3/15/18	233	233
2.40%, 11/15/19	200	203
4.50%, 11/15/44	195	206

Express Scripts Holding Co., 3.13%, 5/15/16	260	266

Laboratory Corp. of America Holdings, 2.63%, 2/1/20	150	151
3.20%, 2/1/22	160	162

McKesson Corp., 0.95%, 12/4/15	75	75
5.70%, 3/1/17	100	108
4.88%, 3/15/44	240	276
		1,883

Industrial Other – 0.1%

SBA Tower Trust, 2.93%, 12/15/17 (1)(2)	195	197

Integrated Oils – 0.2%

Chevron Corp., 1.37%, 3/2/18	220	221

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.8% – continued

Integrated Oils – 0.2% – continued

ConocoPhillips Co., 4.15%, 11/15/34	$220	$234
		455

Life Insurance – 1.7%

Lincoln National Corp., 6.05%, 4/20/67	555	535

MetLife, Inc., 6.40%, 12/15/36	290	344
4.88%, 11/13/43	285	329

Metropolitan Life Global Funding I, 1.30%, 4/10/17 (1)(2)	180	181

Principal Financial Group, Inc., 1.85%, 11/15/17	190	191

Protective Life Corp., 8.45%, 10/15/39	520	790

Prudential Financial, Inc., 3.00%, 5/12/16	175	179
2.35%, 8/15/19	195	197
5.63%, 6/15/43	455	482
4.60%, 5/15/44	155	164

Reinsurance Group of America, Inc., 4.70%, 9/15/23	290	317
		3,709

Machinery Manufacturing – 0.5%

Caterpillar Financial Services Corp., 2.00%, 3/5/20	325	326

Ingersoll-Rand Global Holding Co. Ltd., 6.88%, 8/15/18	225	262

Parker-Hannifin Corp., 4.20%, 11/21/34	405	441
		1,029

Managed Care – 0.6%

Anthem, Inc., 1.88%, 1/15/18	100	101
2.25%, 8/15/19	315	317
4.65%, 8/15/44	390	429

Cigna Corp., 2.75%, 11/15/16	200	206

Humana, Inc., 3.85%, 10/1/24	220	230
4.63%, 12/1/42	130	135
		1,418

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.8% – continued

Medical Equipment & Devices Manufacturing – 1.1%

Abbott Laboratories, 2.55%, 3/15/22	$350	$351

Agilent Technologies, Inc., 6.50%, 11/1/17	47	52

Baxter International, Inc., 5.38%, 6/1/18	330	367

Medtronic, Inc., 4.38%, 3/15/35 (1)	240	261

Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	105	107
4.15%, 2/1/24	360	389

Zimmer Holdings, Inc., 1.45%, 4/1/17	235	235
3.55%, 4/1/25	285	291
4.45%, 8/15/45	295	306
		2,359

Metals & Mining – 0.2%

Commercial Metals Co., 7.35%, 8/15/18	130	140

Glencore Funding LLC, 3.13%, 4/29/19 (1)(2)	215	220
		360

Oil & Gas Services & Equipment – 0.4%

Rowan Cos., Inc., 4.88%, 6/1/22	261	251
5.40%, 12/1/42	865	709
		960

Pharmaceuticals – 0.3%

Eli Lilly & Co., 3.70%, 3/1/45	240	240

Merck & Co., Inc., 2.35%, 2/10/22	225	225
3.70%, 2/10/45	160	161
		626

Pipeline – 1.1%

Boardwalk Pipelines L.P., 4.95%, 12/15/24	395	398

Energy Transfer Partners L.P., 3.60%, 2/1/23	310	307
6.50%, 2/1/42	515	598

Enterprise Products Operating LLC, 6.30%, 9/15/17	225	251

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.8% – continued

Pipeline – 1.1% – continued

Kinder Morgan Energy Partners L.P., 5.95%, 2/15/18	$430	$475

Sunoco Logistics Partners Operations L.P., 4.25%, 4/1/24	235	241

Williams (The) Cos., Inc., 5.75%, 6/24/44	190	178
		2,448

Power Generation – 0.4%

Exelon Generation Co. LLC, 6.20%, 10/1/17	100	111
2.95%, 1/15/20	220	223
4.00%, 10/1/20	425	450
		784

Property & Casualty Insurance – 0.5%

American International Group, Inc., 2.38%, 8/24/15	90	91
3.38%, 8/15/20	275	290
8.18%, 5/15/58	500	709
		1,090

Publishing & Broadcasting – 0.4%

21st Century Fox America, Inc., 7.25%, 5/18/18	215	252
6.90%, 8/15/39	490	670
		922

Railroad – 0.4%

Burlington Northern Santa Fe LLC, 4.55%, 9/1/44	375	411

CSX Corp., 4.75%, 5/30/42	195	222

Union Pacific Corp., 3.38%, 2/1/35	240	234
		867

Real Estate – 1.4%

Corporate Office Properties L.P., 5.25%, 2/15/24	385	419

EPR Properties, 5.75%, 8/15/22	20	22
4.50%, 4/1/25	600	610

ERP Operating L.P., 4.50%, 7/1/44	305	328

Kimco Realty Corp., 5.70%, 5/1/17	115	125

See Notes to the Financial Statements.

FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.8% – continued

Real Estate – 1.4% – continued

Omega Healthcare Investors, Inc., 4.95%, 4/1/24	$705	$743

Simon Property Group L.P., 2.15%, 9/15/17	200	204

Ventas Realty L.P., 5.70%, 9/30/43	180	221

WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 (1)(2)	210	211
4.75%, 9/17/44 (1)	235	256
		3,139

Refining & Marketing – 0.4%

Marathon Petroleum Corp., 3.63%, 9/15/24	160	162

Phillips 66, 2.95%, 5/1/17	287	297
4.65%, 11/15/34	395	418
		877

Restaurants – 0.1%

McDonald’s Corp., 5.80%, 10/15/17	185	206

Retail – Consumer Discretionary – 0.3%

Amazon.com, Inc., 4.80%, 12/5/34	375	411

QVC, Inc., 4.45%, 2/15/25	210	212
		623

Retail – Consumer Staples – 0.2%

Bunge Ltd. Finance Corp., 4.10%, 3/15/16	325	333
8.50%, 6/15/19	115	142
		475

Semiconductors – 0.2%

KLA-Tencor Corp., 4.13%, 11/1/21	250	263
5.65%, 11/1/34	135	147
		410

Software & Services – 0.4%

Autodesk, Inc., 1.95%, 12/15/17	310	310

CA, Inc., 2.88%, 8/15/18	205	210

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.8% – continued

Software & Services – 0.4% – continued

Microsoft Corp., 3.75%, 2/12/45	$390	$391

Symantec Corp., 2.75%, 9/15/15	70	71
		982

Supermarkets & Pharmacies – 0.7%

CVS Health Corp., 5.75%, 6/1/17	186	204
2.25%, 8/12/19	205	208
4.00%, 12/5/23	195	212

Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	345	355
3.80%, 11/18/24	370	383
4.50%, 11/18/34	230	243
		1,605

Tobacco – 0.4%

Altria Group, Inc., 5.38%, 1/31/44	350	409

Lorillard Tobacco Co., 8.13%, 6/23/19	430	526
		935

Travel & Lodging – 0.1%

Wyndham Worldwide Corp., 2.50%, 3/1/18	200	201

Utilities – 1.2%

Berkshire Hathaway Energy Co., 3.50%, 2/1/25	155	161

CenterPoint Energy, Inc., 6.50%, 5/1/18	190	216

CMS Energy Corp., 8.75%, 6/15/19	245	310

Dominion Gas Holdings LLC, 4.60%, 12/15/44	155	167

Dominion Resources, Inc., 2.50%, 12/1/19	280	285
3.63%, 12/1/24	200	209

Exelon Corp., 5.63%, 6/15/35	170	203

Jersey Central Power & Light Co., 4.70%, 4/1/24 (1)	265	289

NextEra Energy Capital Holdings, Inc., 2.40%, 9/15/19	330	334

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 29.8% – continued

Utilities – 1.2% – continued

Progress Energy, Inc., 7.75%, 3/1/31	$280	$405
		2,579

Wireless Telecommunications Services – 1.5%

Verizon Communications, Inc., 1.35%, 6/9/17	130	130
3.65%, 9/14/18	460	489
3.50%, 11/1/21	535	559
3.50%, 11/1/24	435	445
6.40%, 9/15/33	565	705
4.40%, 11/1/34	780	795
6.55%, 9/15/43	215	280
		3,403
Total Corporate Bonds
(Cost $64,184)		66,576

FOREIGN ISSUER BONDS – 5.3%

Banks – 1.4%

Australia & New Zealand Banking Group Ltd., 4.50%, 3/19/24 (1)	460	481

Credit Suisse, 5.40%, 1/14/20	345	389
3.00%, 10/29/21	220	224

DBS Group Holdings Ltd., 2.25%, 7/16/19 (1)	320	324

Deutsche Bank A.G., 2.50%, 2/13/19	445	452

Lloyds Bank PLC, 2.30%, 11/27/18	300	305
6.50%, 9/14/20 (1)	215	252

Lloyds Banking Group PLC, 4.50%, 11/4/24	315	327

Mizuho Bank Ltd., 2.45%, 4/16/19 (1)(2)	200	203

Westpac Banking Corp., 2.25%, 7/30/18	200	204
		3,161

Chemicals – 0.2%

Agrium, Inc., 4.90%, 6/1/43	105	112

LYB International Finance B.V., 4.88%, 3/15/44	200	215

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.3% – continued

Chemicals – 0.2% – continued

Potash Corp. of Saskatchewan, Inc., 3.25%, 12/1/17	$195	$204
		531

Diversified Banks – 0.7%

Deutsche Bank A.G., 4.50%, 4/1/25	215	215

HSBC Holdings PLC, 5.63%, 1/17/20	245	247
5.25%, 3/14/44	235	268

Nordea Bank AB, 5.50%, 9/23/19 (1)	630	640

Royal Bank of Scotland Group PLC, 1.88%, 3/31/17	200	200
		1,570

Exploration & Production – 0.6%

Canadian Natural Resources Ltd., 5.70%, 5/15/17	300	325
3.90%, 2/1/25	265	267

Petro-Canada, 6.05%, 5/15/18	345	388

Petroleos Mexicanos, 5.50%, 1/21/21	355	390
		1,370

Financial Services – 0.5%

Hutchison Whampoa International 14 Ltd., 1.63%, 10/31/17 (1)	780	777

Mitsubishi UFJ Trust & Banking Corp., 1.60%, 10/16/17 (1)	330	329
		1,106

Food & Beverage – 0.3%

Heineken N.V., 1.40%, 10/1/17 (1)(2)	75	76

Pernod Ricard S.A., 2.95%, 1/15/17 (1)	70	72
4.45%, 1/15/22 (1)	110	119

Suntory Holdings Ltd., 2.55%, 9/29/19 (1)	360	366
		633

Hardware – 0.1%

Seagate HDD Cayman, 4.75%, 1/1/25 (1)	295	305

See Notes to the Financial Statements.

FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.3% – continued

Integrated Oils – 0.5%

BP Capital Markets PLC, 1.38%, 11/6/17	$365	$365
3.54%, 11/4/24	410	418

Suncor Energy, Inc., 3.60%, 12/1/24	270	275
		1,058

Life Insurance – 0.1%

Dai-ichi Life Insurance (The) Co. Ltd., 5.10%, 10/28/24 (1)(2)	235	256

Machinery Manufacturing – 0.2%

Pentair Finance S.A., 1.88%, 9/15/17	195	195

Tyco Electronics Group S.A., 6.55%, 10/1/17	180	202
		397

Pharmaceuticals – 0.1%

Actavis Funding SCS, 4.55%, 3/15/35	165	172

Pipeline – 0.0%

TransCanada PipeLines Ltd., 0.75%, 1/15/16	100	100

Property & Casualty Insurance – 0.4%

Allied World Assurance Co. Holdings Ltd., 7.50%, 8/1/16	255	275
5.50%, 11/15/20	190	215

XLIT Ltd., 6.50%, 4/15/17	450	399
		889

Railroad – 0.1%

Canadian National Railway Co., 1.45%, 12/15/16	100	101

Utilities – 0.1%

PPL WEM Holdings Ltd., 3.90%, 5/1/16 (1)	225	231
Total Foreign Issuer Bonds
(Cost $11,598)		11,880

U.S. GOVERNMENT AGENCIES – 21.6% (3)

Fannie Mae – 20.4%

Pool #535714, 7.50%, 1/1/31	12	14

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.6% (3) – continued

Fannie Mae – 20.4% – continued

Pool #555599, 7.00%, 4/1/33	$30	$37

Pool #656035, 7.50%, 9/1/32	6	7

Pool #712130, 7.00%, 6/1/33	15	17

Pool #845182, 5.50%, 11/1/35	32	36

Pool #890009, 5.50%, 9/1/36	150	170

Pool #890384, 4.50%, 10/1/41	26	29

Pool #893082, 2.42%, 9/1/36	210	226

Pool #932638, 5.00%, 3/1/40	395	443

Pool #AA7583, 4.50%, 6/1/39	32	35

Pool #AB1470, 4.50%, 9/1/40	444	486

Pool #AB2693, 4.50%, 4/1/41	553	613

Pool #AB3114, 5.00%, 6/1/41	334	375

Pool #AB9522, 3.50%, 5/1/43	1,873	1,969

Pool #AC6118, 4.50%, 11/1/39	425	464

Pool #AC9581, 5.50%, 1/1/40	217	245

Pool #AD0915, 5.50%, 12/1/38	255	291

Pool #AD1645, 5.00%, 3/1/40	51	57

Pool #AD6929, 5.00%, 6/1/40	306	342

Pool #AH1166, 4.50%, 12/1/40	726	796

Pool #AH1507, 4.50%, 12/1/40	441	486

Pool #AH9109, 4.50%, 4/1/41	30	33

Pool #AI8193, 4.50%, 8/1/41	1,890	2,071

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.6% (3) – continued

Fannie Mae – 20.4% – continued

Pool #AL4408, 4.50%, 11/1/43	$2,137	$2,371

Pool #AL4908, 4.00%, 2/1/44	521	564

Pool #AQ9333, 4.00%, 1/1/43	1,414	1,529

Pool #AS2319, 4.50%, 5/1/44	3,347	3,664

Pool #AS3473, 4.00%, 10/1/44	3,621	3,871

Pool #AS3797, 5.00%, 11/1/44	1,466	1,637

Pool #AW2706, 4.00%, 4/1/44	3,560	3,806

Pool #AW6233, 4.50%, 6/1/44	1,238	1,374

Pool TBA, 4/15/45 (4)	11,200	11,764
4/15/45 (4)	4,975	5,086
4/15/45 (4)	650	723
		45,631

Freddie Mac – 0.3%

Pool #1B3575, 6.17%, 9/1/37	29	30

Pool #1G2296, 6.20%, 11/1/37	160	172

Pool #1J0365, 2.42%, 4/1/37	169	181

Pool #1J2840, 2.40%, 9/1/37	210	226
		609

Freddie Mac Gold – 0.8%

Pool #A65182, 6.50%, 9/1/37	466	552

Pool #C02790, 6.50%, 4/1/37	288	335

Pool #C02838, 5.50%, 5/1/37	241	272

Pool #C03517, 4.50%, 9/1/40	330	361

Pool #G01954, 5.00%, 11/1/35	225	250
		1,770

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.6% (3) – continued

Government National Mortgage Association I – 0.0%

Pool #604183, 5.50%, 4/15/33	$8	$9

Pool #633627, 5.50%, 9/15/34	9	11
		20

Government National Mortgage Association II – 0.1%

Pool #82581, 4.00%, 7/20/40	215	226
Total U.S. Government Agencies
(Cost $47,227)		48,256

U.S. GOVERNMENT OBLIGATIONS – 28.4%

U.S. Treasury Bonds – 3.5%
5.38%, 2/15/31	1,340	1,904
4.50%, 2/15/36	1,225	1,669
3.00%, 11/15/44	3,939	4,316
		7,889

U.S. Treasury Notes – 24.3%
0.50%, 3/31/17	19,790	19,767
1.00%, 3/15/18	8,740	8,772
1.38%, 3/31/20	10,135	10,137
1.75%, 3/31/22	13,375	13,409
2.00%, 2/15/25	2,214	2,228
		54,313

U.S. Treasury Strips – 0.6%

2.14%, 2/15/38	2,445	1,376
Total U.S. Government Obligations
(Cost $62,835)		63,578

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 10.3%

FlexShares Disciplined Duration MBS Index Fund (5)	10,000	$252

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (5)	22,870,675	22,871
Total Investment Companies
(Cost $23,122)		23,123

See Notes to the Financial Statements.

FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.5%

U.S. Treasury Bill, 0.12%, 4/2/15 (6)	$1,000	$1,000
Total Short-Term Investments
(Cost $1,000)		1,000

Total Investments – 107.0%
(Cost $234,992)		239,306

Liabilities less Other Assets – (7.0)%		(15,757)
NET ASSETS – 100.0%		$223,549

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of these restricted illiquid securities amounted to approximately $2,341,000 or 1.0% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Dai-ichi Life Insurance (The) Co. Ltd., 5.10%, 10/28/24	10/23/14	$235

ERAC USA Finance LLC, 3.85%, 11/15/24	5/19/14	125

ERAC USA Finance LLC, 4.50%, 2/15/45	2/10/15	84

Glencore Funding LLC, 3.13%, 4/29/19	4/22/14	214

Heineken N.V., 1.40%, 10/1/17	10/2/12	75

JM Smucker (The) Co., 4.25%, 3/15/35	3/12/15	164

Keysight Technologies, Inc., 3.30%, 10/30/19	10/6/14	235

KKR Group Finance Co. III LLC, 5.13%, 6/1/44	5/21/14	123

Metropolitan Life Global Funding I, 1.30%, 4/10/17	4/7/14	180

Mizuho Bank Ltd., 2.45%, 4/16/19	4/9/14	200

Nissan Motor Acceptance Corp., 2.35%, 3/4/19	2/25/14	240

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

SBA Tower Trust, 2.93%, 12/15/17	6/12/14	$201

WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17	9/10/14	210

(3)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2015. (5) Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.
(6)	Security pledged related to the Fund’s investment in futures contracts during the period. As of March 31, 2015, the Fund did not hold any open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	27.2%
U.S. Agency	12.8
AAA	8.8
AA	2.0
A	9.9
BBB	21.5
BB	0.1
Not Rated	8.4
Cash Equivalents	9.3

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CORE BOND FUND continued	MARCH 31, 2015

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$24,893	$–	$24,893
Corporate Bonds (1)	–	66,576	–	66,576
Foreign Issuer Bonds (1)	–	11,880	–	11,880
U.S. Government Agencies (1)	–	48,256	–	48,256
U.S. Government Obligations (1)	–	63,578	–	63,578
Investment Companies	22,871	252	–	23,123
Short-Term Investments	–	1,000	–	1,000
Total Investments	$22,871	$216,435	$–	$239,306

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 11.1%

Commercial Mortgage-Backed Securities – 10.0%
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class A4, 5.54%, 10/12/41	$11,997	$12,585
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A4, 5.71%, 6/11/40	5,145	5,549
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A4, 5.74%, 9/11/42	10,530	11,441
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 12/10/49	16,011	17,321
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	11,487	12,004
COMM Mortgage Trust, Series 2013-CR6, Class A2, 2.12%, 3/10/46	11,000	11,198
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.55%, 5/12/45	8,594	8,909
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47	6,984	7,375
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A2, 3.05%, 4/15/47	14,660	15,363
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.35%, 11/15/38	3,870	4,089
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.15%, 4/15/41	8,474	9,290
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A2, 1.97%, 8/15/45	320	325
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A2, 1.86%, 2/15/46	7,000	7,069
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2, 1.97%, 5/15/46	9,185	9,317

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 11.1% – continued

Commercial Mortgage-Backed Securities – 10.0% – continued
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class A2, 2.85%, 6/15/47	$3,955	$4,087
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4, 5.33%, 12/15/43	14,280	15,001
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4, 5.81%, 12/12/49	10,509	11,392
Morgan Stanley Capital I Trust, Series 2007-T27, Class A4, 5.65%, 6/11/42	8,435	9,145
Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.27%, 1/11/43	6,443	7,160
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, 11/15/48	14,198	14,910
		193,530

Credit Card – 1.1%
Capital One Multi-Asset Execution Trust, Series 2014-A5, Class A, 1.48%, 7/15/20	2,900	2,921
Discover Card Execution Note Trust, Series 2014-A3, Class A3, 1.22%, 10/15/19	17,295	17,358
		20,279
Total Asset-Backed Securities
(Cost $215,886)		213,809

CORPORATE BONDS – 34.2%

Aerospace & Defense – 0.2%
Lockheed Martin Corp., 3.80%, 3/1/45	1,955	1,943
TransDigm, Inc., 6.00%, 7/15/22	2,720	2,720
		4,663

Auto Parts Manufacturing – 0.6%
American Axle & Manufacturing, Inc., 6.25%, 3/15/21	3,700	3,894
BorgWarner, Inc., 4.63%, 9/15/20	3,350	3,699
4.38%, 3/15/45	1,310	1,360

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.2% – continued

Auto Parts Manufacturing – 0.6% – continued
Dana Holding Corp., 6.75%, 2/15/21	$3,000	$3,165
		12,118

Automobiles Manufacturing – 0.6%
Ford Motor Co., 7.45%, 7/16/31	2,005	2,768
Ford Motor Credit Co. LLC, 7.00%, 4/15/15	1,515	1,518
General Motors Co., 6.25%, 10/2/43	3,000	3,675
General Motors Financial Co., Inc., 4.38%, 9/25/21	1,780	1,891
Hyundai Capital America, 4.00%, 6/8/17 (1)	1,910	2,005
		11,857

Banks – 0.4%
Discover Bank, 2.00%, 2/21/18	2,830	2,833
4.25%, 3/13/26	2,175	2,306
JPMorgan Chase Bank N.A., 6.00%, 10/1/17	190	210
PNC Financial Services Group (The), Inc., 4.85%, 6/1/23	3,225	3,145
		8,494

Biotechnology – 0.2%
Celgene Corp., 5.25%, 8/15/43	2,130	2,468
Gilead Sciences, Inc., 4.50%, 2/1/45	1,275	1,408
		3,876

Cable & Satellite – 0.7%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 3/15/21	3,140	3,215
Comcast Corp., 4.25%, 1/15/33	3,405	3,652
6.40%, 5/15/38	2,220	3,007
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42	3,590	3,752
		13,626

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.2% – continued

Chemicals – 0.7%
CF Industries, Inc., 6.88%, 5/1/18	$2,635	$3,004
5.15%, 3/15/34	1,520	1,666
Eastman Chemical Co., 3.80%, 3/15/25	1,480	1,537
4.65%, 10/15/44	3,670	3,851
Evolution Escrow Issuer LLC, 7.50%, 3/15/22 (1)(2)	2,125	2,152
Rentech Nitrogen Partners L.P./Rentech Nitrogen Finance Corp., 6.50%, 4/15/21 (1)(2)	1,630	1,581
		13,791

Coal Operations – 0.1%
CONSOL Energy, Inc., 5.88%, 4/15/22	2,175	1,968

Commercial Finance – 1.0%
Air Lease Corp., 5.63%, 4/1/17	3,310	3,537
3.88%, 4/1/21	1,335	1,375
CIT Group, Inc., 3.88%, 2/19/19	2,040	2,020
General Electric Capital Corp., 5.63%, 5/1/18	5,290	5,940
6.25%, 12/15/22	3,000	3,375
International Lease Finance Corp., 6.25%, 5/15/19	2,000	2,185
		18,432

Communications Equipment – 0.1%
Apple, Inc., 4.45%, 5/6/44	645	720
CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	1,575	1,588
		2,308

Consumer Finance – 0.4%
Ally Financial, Inc., 2.75%, 1/30/17	1,820	1,813
Capital One Bank USA N.A., 8.80%, 7/15/19	100	125
Countrywide Financial Corp., 6.25%, 5/15/16	4,035	4,245

See Notes to the Financial Statements.

FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.2% – continued

Consumer Finance – 0.4% – continued

Synchrony Financial, 2.70%, 2/3/20	$1,745	$1,753
		7,936

Consumer Services – 1.3%

APX Group, Inc., 6.38%, 12/1/19	2,750	2,736

ERAC USA Finance LLC, 3.85%, 11/15/24 (1)(2)	1,515	1,578
7.00%, 10/15/37 (1)	4,605	6,210
4.50%, 2/15/45 (1)(2)	670	678

Service Corp. International, 4.50%, 11/15/20	1,186	1,204
5.38%, 1/15/22	1,600	1,672

United Rentals North America, Inc., 5.75%, 7/15/18	3,800	3,961
7.63%, 4/15/22	2,025	2,215
6.13%, 6/15/23	1,250	1,323
4.63%, 7/15/23	3,340	3,378
		24,955

Containers & Packaging – 1.2%

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23	4,750	4,792

Graphic Packaging International, Inc., 4.75%, 4/15/21	4,015	4,176

International Paper Co., 4.80%, 6/15/44	2,150	2,208

Plastipak Holdings, Inc., 6.50%, 10/1/21 (1)	2,950	3,002

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.75%, 10/15/20	2,250	2,326
8.25%, 2/15/21	2,035	2,177

Sealed Air Corp., 4.88%, 12/1/22 (1)(2)	3,825	3,901
		22,582

Department Stores – 0.2%

Macy’s Retail Holdings, Inc., 4.50%, 12/15/34	3,190	3,376

Diversified Banks – 3.4%

Bank of America Corp., 3.88%, 3/22/17	2,460	2,574

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.2% – continued

Diversified Banks – 3.4% – continued
6.00%, 9/1/17	$3,255	$3,581
2.65%, 4/1/19	5,895	6,007
4.13%, 1/22/24	2,045	2,190
6.25%, 9/5/24	1,780	1,813
4.25%, 10/22/26	1,785	1,843
7.75%, 5/14/38	3,565	5,134
5.00%, 1/21/44	2,250	2,583

Citigroup, Inc., 1.35%, 3/10/17	3,300	3,294
6.00%, 8/15/17	2,275	2,502
2.50%, 7/29/19	1,930	1,958
4.05%, 7/30/22	3,080	3,231
6.30%, 5/15/24	4,425	4,519
3.88%, 3/26/25	2,790	2,801
6.68%, 9/13/43	2,225	2,967

JPMorgan Chase & Co., 7.90%, 4/30/18	2,830	3,046
6.30%, 4/23/19	2,625	3,049
5.00%, 7/1/19	3,185	3,129
5.15%, 5/1/23	1,440	1,406
3.88%, 9/10/24	2,795	2,867

Wells Fargo & Co., 7.98%, 3/15/18	2,820	3,088
2.15%, 1/30/20	2,590	2,603
		66,185

Electrical Equipment Manufacturing – 0.2%

Keysight Technologies, Inc., 3.30%, 10/30/19 (1)(2)	1,820	1,834

Roper Industries, Inc., 6.25%, 9/1/19	2,250	2,606
		4,440

Entertainment Content – 0.4%

CBS Corp., 1.95%, 7/1/17	1,560	1,577

Time Warner, Inc., 6.10%, 7/15/40	2,415	3,051

Viacom, Inc., 4.38%, 3/15/43	2,895	2,699
		7,327

Exploration & Production – 1.5%

California Resources Corp., 5.50%, 9/15/21 (1)(2)	2,000	1,774

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.2% – continued

Exploration & Production – 1.5% – continued

Denbury Resources, Inc., 6.38%, 8/15/21	$1,840	$1,734

Kerr-McGee Corp., 6.95%, 7/1/24	3,085	3,861

Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19	1,950	1,639
6.25%, 11/1/19	3,410	2,694

Newfield Exploration Co., 6.88%, 2/1/20	3,260	3,375
5.38%, 1/1/26	1,920	1,939

Noble Energy, Inc., 3.90%, 11/15/24	750	763

QEP Resources, Inc., 6.88%, 3/1/21	4,000	4,250

Rosetta Resources, Inc., 5.63%, 5/1/21	1,430	1,344

SM Energy Co., 6.13%, 11/15/22 (1)(2)	1,500	1,493

WPX Energy, Inc., 6.00%, 1/15/22	1,500	1,395
5.25%, 9/15/24	2,680	2,357
		28,618

Financial Services – 3.8%

Ares Capital Corp., 4.88%, 11/30/18	3,230	3,396

FMR LLC, 6.45%, 11/15/39 (1)	6,590	8,816

Goldman Sachs Group (The), Inc., 5.63%, 1/15/17	2,945	3,158
2.90%, 7/19/18	2,835	2,930
2.63%, 1/31/19	4,700	4,802
2.55%, 10/23/19	1,665	1,688
5.75%, 1/24/22	3,315	3,870
4.00%, 3/3/24	2,035	2,151
6.45%, 5/1/36	2,245	2,807
6.75%, 10/1/37	2,845	3,736
4.80%, 7/8/44	5,780	6,419

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.88%, 3/15/19	1,505	1,533
6.00%, 8/1/20	1,560	1,620
5.88%, 2/1/22	2,415	2,487

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.2% – continued

Financial Services – 3.8% – continued

KKR Group Finance Co. III LLC, 5.13%, 6/1/44 (1)(2)	$1,545	$1,598

KKR Group Finance Co. LLC, 6.38%, 9/29/20 (1)	2,195	2,581

Legg Mason, Inc., 5.63%, 1/15/44	745	882

Morgan Stanley, 4.75%, 3/22/17	885	942
2.50%, 1/24/19	5,170	5,266
2.38%, 7/23/19	1,930	1,944
3.70%, 10/23/24	2,110	2,200
5.00%, 11/24/25	2,645	2,922
4.30%, 1/27/45	2,615	2,710

Prospect Capital Corp., 5.00%, 7/15/19	1,820	1,899
5.88%, 3/15/23	1,720	1,774
		74,131

Food & Beverage – 0.6%

Constellation Brands, Inc., 6.00%, 5/1/22	3,665	4,178

JM Smucker (The) Co., 4.25%, 3/15/35 (1)(2)	1,345	1,393

Mead Johnson Nutrition Co., 4.60%, 6/1/44	1,470	1,548

Smithfield Foods, Inc., 6.63%, 8/15/22	3,020	3,231

Tyson Foods, Inc., 4.88%, 8/15/34	1,210	1,364
		11,714

Forest & Paper Products Manufacturing – 0.2%

Georgia-Pacific LLC, 3.16%, 11/15/21 (1)	2,860	2,932

Hardware – 0.0%

Sanmina Corp., 4.38%, 6/1/19 (1)(2)	600	597

Health Care Facilities & Services – 0.9%

Cardinal Health, Inc., 1.90%, 6/15/17	60	61
1.70%, 3/15/18	1,140	1,142
4.50%, 11/15/44	515	544

Express Scripts Holding Co., 3.13%, 5/15/16	2,005	2,054

See Notes to the Financial Statements.

FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.2% – continued

Health Care Facilities & Services – 0.9% – continued

Fresenius Medical Care US Finance II, Inc., 4.13%, 10/15/20 (1)(2)	$2,150	$2,186
5.88%, 1/31/22 (1)	4,000	4,400

HCA, Inc., 6.50%, 2/15/20	2,570	2,894

Laboratory Corp. of America Holdings, 2.63%, 2/1/20	1,215	1,223
3.20%, 2/1/22	1,250	1,265

McKesson Corp., 4.88%, 3/15/44	700	803

		16,572

Home Improvement – 0.2%

Masco Corp., 4.45%, 4/1/25	2,755	2,845

Homebuilders – 0.2%

Lennar Corp., 4.13%, 12/1/18	2,750	2,791
4.50%, 6/15/19	1,345	1,389
		4,180

Industrial Other – 0.5%

MasTec, Inc., 4.88%, 3/15/23	3,270	3,058

Sabine Pass Liquefaction LLC, 5.63%, 3/1/25 (1)(2)	3,825	3,782

SBA Tower Trust, 2.93%, 12/15/17 (1)(2)	1,865	1,887

		8,727

Integrated Oils – 0.2%

Chevron Corp., 1.37%, 3/2/18	1,850	1,859

ConocoPhillips Co., 4.15%, 11/15/34	1,865	1,982
		3,841

Life Insurance – 1.9%

ING US, Inc., 5.65%, 5/15/53	2,000	2,090

Lincoln National Corp., 6.05%, 4/20/67	4,705	4,533

MetLife, Inc., 6.40%, 12/15/36	3,565	4,225
4.88%, 11/13/43	2,310	2,666

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.2% – continued

Life Insurance – 1.9% – continued

Metropolitan Life Global Funding I, 1.30%, 4/10/17 (1)(2)	$775	$779

Principal Financial Group, Inc., 1.85%, 11/15/17	1,300	1,311

Protective Life Corp., 7.38%, 10/15/19	85	102
8.45%, 10/15/39	7,990	12,139

Prudential Financial, Inc., 2.35%, 8/15/19	1,775	1,795
5.63%, 6/15/43	3,915	4,150
4.60%, 5/15/44	1,930	2,046
		35,836

Machinery Manufacturing – 0.2%

Parker-Hannifin Corp., 4.20%, 11/21/34	2,545	2,774

Managed Care – 0.5%

Anthem, Inc., 1.88%, 1/15/18	1,985	1,996
2.25%, 8/15/19	1,520	1,527
4.65%, 8/15/44	3,220	3,545

Cigna Corp., 2.75%, 11/15/16	315	325

Humana, Inc., 3.85%, 10/1/24	1,900	1,986
4.63%, 12/1/42	590	614
		9,993

Mass Merchants – 0.1%

Family Tree Escrow LLC, 5.25%, 3/1/20 (1)(2)	1,480	1,550

Medical Equipment & Devices Manufacturing – 0.9%

Abbott Laboratories, 2.55%, 3/15/22	520	522

Baxter International, Inc., 5.38%, 6/1/18	2,860	3,183

Medtronic, Inc., 4.38%, 3/15/35 (1)	1,955	2,126

Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	2,905	2,964
4.15%, 2/1/24	2,175	2,348

Zimmer Holdings, Inc., 1.45%, 4/1/17	1,945	1,949

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.2% – continued

Medical Equipment & Devices Manufacturing – 0.9% – continued
3.55%, 4/1/25	$1,025	$1,046
4.45%, 8/15/45	3,235	3,351
		17,489

Metals & Mining – 0.2%

Commercial Metals Co., 7.35%, 8/15/18	2,745	2,958

Oil & Gas Services & Equipment – 0.3%

Atwood Oceanics, Inc., 6.50%, 2/1/20	1,665	1,598

Pioneer Energy Services Corp., 6.13%, 3/15/22	1,440	1,094

Rowan Cos., Inc., 5.40%, 12/1/42	3,000	2,461
		5,153

Pharmaceuticals – 0.3%

Eli Lilly & Co., 3.70%, 3/1/45	1,975	1,975

Merck & Co., Inc., 2.35%, 2/10/22	1,805	1,807
3.70%, 2/10/45	1,300	1,306

Mylan, Inc., 1.80%, 6/24/16	1,125	1,134
		6,222

Pipeline – 0.7%

Energy Transfer Partners L.P., 6.50%, 2/1/42	3,135	3,637

Exterran Partners L.P./EXLP Finance Corp., 6.00%, 4/1/21	3,810	3,505

Regency Energy Partners L.P./Regency Energy Finance Corp., 6.50%, 7/15/21	3,465	3,630

Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 5.88%, 10/1/20	1,722	1,765

Williams (The) Cos., Inc., 5.75%, 6/24/44	1,785	1,668
		14,205

Power Generation – 0.3%

Exelon Generation Co. LLC, 6.20%, 10/1/17	1,990	2,204

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.2% – continued

Power Generation – 0.3% – continued
2.95%, 1/15/20	$1,800	$1,831
4.00%, 10/1/20	2,110	2,234
		6,269

Property & Casualty Insurance – 0.4%

American International Group, Inc., 3.38%, 8/15/20	3,475	3,667
8.18%, 5/15/58	3,350	4,750
		8,417

Publishing & Broadcasting – 1.0%

21st Century Fox America, Inc., 7.25%, 5/18/18	2,365	2,766
6.90%, 8/15/39	4,089	5,593

Gannett Co., Inc., 4.88%, 9/15/21 (1)(2)	2,700	2,754

Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (1)(2)	3,475	3,497

Sirius XM Radio, Inc., 5.38%, 4/15/25 (1)(2)	2,875	2,889

Starz LLC/Starz Finance Corp., 5.00%, 9/15/19	1,750	1,798
		19,297

Railroad – 0.4%

Burlington Northern Santa Fe LLC, 4.55%, 9/1/44	3,310	3,627

CSX Corp., 4.75%, 5/30/42	2,465	2,807

Union Pacific Corp., 3.38%, 2/1/35	1,965	1,919
		8,353

Real Estate – 0.9%

DuPont Fabros Technology L.P., 5.88%, 9/15/21	2,325	2,401

EPR Properties, 5.75%, 8/15/22	3,905	4,299
4.50%, 4/1/25	2,000	2,033

ERP Operating L.P., 4.50%, 7/1/44	1,905	2,050

Iron Mountain, Inc., 6.00%, 8/15/23	3,015	3,174

Ventas Realty L.P., 5.70%, 9/30/43	1,495	1,837

See Notes to the Financial Statements.

FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.2% – continued

Real Estate – 0.9% – continued

WEA Finance LLC/Westfield UK & Europe Finance PLC, 4.75%, 9/17/44 (1)	$1,790	$1,948
		17,742

Refining & Marketing – 0.4%

Marathon Petroleum Corp., 3.63%, 9/15/24	1,425	1,441

Phillips 66, 4.65%, 11/15/34	1,000	1,060

Sunoco L.P./Sunoco Finance Corp., 6.38%, 4/1/23 (1)(2)	2,150	2,214

Western Refining, Inc., 6.25%, 4/1/21	3,250	3,234
		7,949

Retail – Consumer Discretionary – 0.7%

Amazon.com, Inc., 4.80%, 12/5/34	3,175	3,482

Hertz (The) Corp., 7.50%, 10/15/18	5,450	5,661
5.88%, 10/15/20	2,500	2,569

QVC, Inc., 4.45%, 2/15/25	1,275	1,283
		12,995

Retail – Consumer Staples – 0.3%

Bunge Ltd. Finance Corp., 4.10%, 3/15/16	3,071	3,149
8.50%, 6/15/19	1,975	2,434
		5,583

Semiconductors – 0.0%

KLA-Tencor Corp., 5.65%, 11/1/34	250	272

Software & Services – 0.2%

CA, Inc., 2.88%, 8/15/18	1,325	1,359

Microsoft Corp., 3.75%, 2/12/45	3,190	3,202
		4,561

Supermarkets & Pharmacies – 0.3%

CVS Health Corp., 2.25%, 8/12/19	1,330	1,351

Walgreens Boots Alliance, Inc., 3.80%, 11/18/24	1,500	1,551

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.2% – continued

Supermarkets & Pharmacies – 0.3% – continued
4.50%, 11/18/34	$1,935	$2,045
		4,947

Tobacco – 0.6%

Altria Group, Inc., 5.38%, 1/31/44	3,875	4,532

Lorillard Tobacco Co., 8.13%, 6/23/19	5,000	6,115
		10,647

Utilities – 1.8%

AES Corp., 5.50%, 3/15/24	1,850	1,845
5.50%, 4/15/25	3,785	3,747

Berkshire Hathaway Energy Co., 3.50%, 2/1/25	1,320	1,375

CenterPoint Energy, Inc., 6.50%, 5/1/18	2,380	2,708

CMS Energy Corp., 5.05%, 2/15/18	4,175	4,570
8.75%, 6/15/19	3,530	4,463

Dominion Gas Holdings LLC, 4.60%, 12/15/44	1,295	1,398

Exelon Corp., 5.63%, 6/15/35	3,525	4,210

IPALCO Enterprises, Inc., 5.00%, 5/1/18	3,675	3,896

Jersey Central Power & Light Co., 4.70%, 4/1/24 (1)	2,840	3,099

Progress Energy, Inc., 7.75%, 3/1/31	2,730	3,951
		35,262

Waste & Environment Services & Equipment – 0.3%

Clean Harbors, Inc., 5.25%, 8/1/20	1,770	1,810
5.13%, 6/1/21	3,850	3,917
		5,727

Wireless Telecommunications Services – 1.3%

Qualitytech L.P./QTS Finance Corp., 5.88%, 8/1/22 (1)	1,745	1,793

Sprint Corp., 7.13%, 6/15/24	3,810	3,715

Verizon Communications, Inc., 3.65%, 9/14/18	2,125	2,260

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 34.2% – continued

Wireless Telecommunications Services – 1.3% – continued
3.50%, 11/1/24	$3,630	$3,715
6.40%, 9/15/33	5,805	7,245
4.40%, 11/1/34	6,380	6,499
6.55%, 9/15/43	495	644
		25,871

Wireline Telecommunications Services – 0.4%

Equinix, Inc., 5.38%, 1/1/22	1,500	1,564

Frontier Communications Corp., 8.25%, 4/15/17	2,240	2,467

Windstream Corp., 6.38%, 8/1/23	4,075	3,657
		7,688
Total Corporate Bonds
(Cost $629,660)		659,851

FOREIGN ISSUER BONDS – 5.6%

Auto Parts Manufacturing – 0.2%

Schaeffler Holding Finance B.V., 6.88%, 8/15/18 (1)(3)	1,700	1,775
6.25%, 11/15/19 (1)(2)(3)	1,500	1,586
		3,361

Banks – 0.8%

Credit Suisse, 5.40%, 1/14/20	3,135	3,534
3.00%, 10/29/21	1,860	1,896

Lloyds Bank PLC, 6.50%, 9/14/20 (1)	4,240	4,981

Lloyds Banking Group PLC, 4.50%, 11/4/24	2,685	2,789

Mizuho Bank Ltd., 2.45%, 4/16/19 (1)(2)	1,640	1,661
		14,861

Cable & Satellite – 0.2%

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 1/15/25 (1)	3,000	3,030

Casinos & Gaming – 0.3%

Cleopatra Finance Ltd., 5.63%, 2/15/20 (1)(2)	2,880	2,814
6.25%, 2/15/22 (1)(2)	3,790	3,704
		6,518

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.6% – continued

Chemicals – 0.4%

Agrium, Inc., 4.90%, 6/1/43	$2,225	$2,380

Ineos Finance PLC, 7.50%, 5/1/20(1)	2,170	2,289

INEOS Group Holdings S.A., 6.13%, 8/15/18 (1)(2)	1,075	1,081

LYB International Finance B.V., 4.88%, 3/15/44	2,240	2,406
		8,156

Commercial Finance – 0.1%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.75%, 5/15/19 (1)(2)	1,440	1,447

Diversified Banks – 0.6%

Deutsche Bank A.G., 4.50%, 4/1/25	1,000	999
7.50%, 4/30/25	3,000	3,053

HSBC Holdings PLC, 5.25%, 3/14/44	3,700	4,213

Royal Bank of Scotland Group PLC, 1.88%, 3/31/17	500	499
6.00%, 12/19/23	3,400	3,782
		12,546

Exploration & Production – 0.1%

Petro-Canada, 6.05%, 5/15/18	960	1,079

Food & Beverage – 0.6%

ESAL GmbH, 6.25%, 2/5/23 (1)	1,800	1,750

Heineken N.V., 1.40%, 10/1/17 (1)(2)	1,590	1,598

JBS Investments GmbH, 7.25%, 4/3/24 (1)(2)	1,650	1,683

Pernod Ricard S.A., 4.45%, 1/15/22 (1)	2,890	3,132

Suntory Holdings Ltd., 2.55%, 9/29/19 (1)	3,080	3,133
		11,296

Hardware – 0.1%

Seagate HDD Cayman, 4.75%, 1/1/25 (1)	2,760	2,858

See Notes to the Financial Statements.

FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 5.6% – continued

Health Care Facilities & Services – 0.1%

Catamaran Corp., 4.75%, 3/15/21	$1,705	$1,895

Integrated Oils – 0.3%

Petrobras Global Finance B.V., 5.38%, 1/27/21	5,535	5,021

Life Insurance – 0.1%

Dai-ichi Life Insurance (The) Co. Ltd., 5.10%, 10/28/24 (1)(2)	2,035	2,216

Machinery Manufacturing – 0.2%

Pentair Finance S.A., 1.88%, 9/15/17	1,510	1,515

Tyco Electronics Group S.A., 6.55%, 10/1/17	2,560	2,870
		4,385

Pharmaceuticals – 0.1%

Actavis Funding SCS, 4.55%, 3/15/35	1,375	1,433

Property & Casualty Insurance – 0.8%

Allied World Assurance Co. Holdings Ltd., 7.50%, 8/1/16	6,700	7,232
5.50%, 11/15/20	2,070	2,345

XLIT Ltd., 6.50%, 4/15/17	7,600	6,726
		16,303

Utilities – 0.2%

PPL WEM Holdings Ltd., 3.90%, 5/1/16 (1)	3,475	3,571

Wireless Telecommunications Services – 0.3%

Intelsat Jackson Holdings S.A., 7.25%, 10/15/20	5,450	5,613

Wireline Telecommunications Services – 0.1%

Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (1)(2)	2,227	2,334
Total Foreign Issuer Bonds
(Cost $104,591)		107,923

U.S. GOVERNMENT AGENCIES – 21.7% (4)

Fannie Mae – 20.4%

Pool #255498, 5.50%, 12/1/34	370	419

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.7% (4) – continued

Fannie Mae – 20.4% – continued

Pool #256883, 6.00%, 9/1/37	$39	$45

Pool #535714, 7.50%, 1/1/31	44	52

Pool #545003, 8.00%, 5/1/31	2	2

Pool #545437, 7.00%, 2/1/32	88	105

Pool #545556, 7.00%, 4/1/32	56	68

Pool #555189, 7.00%, 12/1/32	400	492

Pool #581806, 7.00%, 7/1/31	135	152

Pool #585617, 7.00%, 5/1/31 (5)	–	–

Pool #745148, 5.00%, 1/1/36	240	267

Pool #888538, 5.50%, 1/1/37	589	664

Pool #890009, 5.50%, 9/1/36	2,427	2,749

Pool #890384, 4.50%, 10/1/41	563	624

Pool #893082, 2.42%, 9/1/36	2,326	2,505

Pool #919638, 5.50%, 9/1/37	1,263	1,421

Pool #929035, 6.50%, 1/1/38	830	1,011

Pool #932638, 5.00%, 3/1/40	7,466	8,380

Pool #955782, 6.50%, 10/1/37	181	220

Pool #990702, 6.50%, 9/1/38	1,926	2,353

Pool #A18193, 4.50%, 8/1/41	4,916	5,386

Pool #AA7583, 4.50%, 6/1/39	3,173	3,504

Pool #AB1470, 4.50%, 9/1/40	3,282	3,593

Pool #AB2693, 4.50%, 4/1/41	7,442	8,244

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.7% (4) – continued

Fannie Mae – 20.4% – continued

Pool #AB3114, 5.00%, 6/1/41	$4,321	$4,843

Pool #AB9522, 3.50%, 5/1/43	26,620	27,987

Pool #AC6767, 4.50%, 1/1/40	2,460	2,717

Pool #AC9581, 5.50%, 1/1/40	5,451	6,166

Pool #AD0915, 5.50%, 12/1/38	226	258

Pool #AD1645, 5.00%, 3/1/40	7,517	8,390

Pool #AD6929, 5.00%, 6/1/40	3,815	4,261

Pool #AH1166, 4.50%, 12/1/40	8,287	9,081

Pool #AH1507, 4.50%, 12/1/40	8,339	9,195

Pool #AH9109, 4.50%, 4/1/41	543	599

Pool #AI4294, 4.50%, 6/1/41	2,799	3,068

Pool #AL4408, 4.50%, 11/1/43	12,090	13,415

Pool #AQ9333, 4.00%, 1/1/43	7,016	7,588

Pool #AS2319, 4.50%, 5/1/44	27,240	29,820

Pool #AS3473, 4.00%, 10/1/44	18,918	20,228

Pool #AS3797, 5.00%, 11/1/44	6,387	7,132

Pool #AW2706, 4.00%, 4/1/44	47,228	50,492

Pool #AW6233, 4.50%, 6/1/44	10,068	11,173

Pool TBA, 4/15/45 (6)	76,375	80,218
4/15/45 (6)	50,375	51,501
4/15/45 (6)	2,875	3,197
		393,585

Freddie Mac – 0.3%

Pool #1B3575, 6.17%, 9/1/37	348	364

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.7% (4) – continued

Freddie Mac – 0.3% – continued

Pool #1G2296, 6.20%, 11/1/37	$1,679	$1,811

Pool #1J0365, 2.42%, 4/1/37	1,708	1,833

Pool #1J2840, 2.40%, 9/1/37	1,550	1,666

Pool #848076, 5.59%, 6/1/38	670	722
		6,396

Freddie Mac Gold – 0.8%

Pool #A65182, 6.50%, 9/1/37	3,260	3,860

Pool #A92650, 5.50%, 6/1/40	320	360

Pool #C00910, 7.50%, 1/1/30	318	395

Pool #C02790, 6.50%, 4/1/37	1,904	2,214

Pool #C02838, 5.50%, 5/1/37	2,672	3,018

Pool #C03517, 4.50%, 9/1/40	3,542	3,867

Pool #G01954, 5.00%, 11/1/35	1,578	1,752
		15,466

Government National Mortgage Association II – 0.2%

Pool #82581, 4.00%, 7/20/40	3,478	3,656
Total U.S. Government Agencies
(Cost $407,506)		419,103

U.S. GOVERNMENT OBLIGATIONS – 25.3%

U.S. Treasury Bonds – 3.3%
5.38%, 2/15/31	10,330	14,678
4.50%, 2/15/36	7,350	10,013
3.00%, 11/15/44	36,079	39,532
		64,223

U.S. Treasury Notes – 21.5%
0.50%, 3/31/17	176,495	176,288
1.00%, 3/15/18	70,629	70,888
1.38%, 3/31/20	54,895	54,904

See Notes to the Financial Statements.

FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 25.3% – continued

U.S. Treasury Notes – 21.5% – continued
1.75%, 3/31/22	$76,214	$76,411
2.00%, 2/15/25	36,513	36,744
		415,235

U.S. Treasury Strips – 0.5%
1.88%, 2/15/38	15,000	8,443
Total U.S. Government Obligations
(Cost $482,923)		487,901

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.8%

FlexShares Disciplined Duration MBS Index Fund (7)	10,000	$252

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (7)	131,311,395	131,311
Total Investment Companies
(Cost $131,562)		131,563

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.1%

U.S. Treasury Bills, 0.12%, 4/2/15 (8)	$13,600	$13,600
0.09%, 10/15/15	7,330	7,325
Total Short-Term Investments
(Cost $20,926)		20,925

Total Investments – 105.8%
(Cost $1,993,054)		2,041,075

Liabilities less Other Assets – (5.8)%		(111,383)
NET ASSETS – 100.0%		$1,929,692

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of these restricted illiquid securities amounted to approximately $60,241,000 or 3.1% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.75%, 5/15/19	5/8/14	$1,440

California Resources Corp., 5.50%, 9/15/21	9/11/14	2,000

Cleopatra Finance Ltd., 5.63%, 2/15/20	2/9/15	2,882

Cleopatra Finance Ltd., 6.25%, 2/15/22	2/9/15	3,790

Dai-ichi Life Insurance (The) Co. Ltd., 5.10%, 10/28/24	10/23/14	2,035

ERAC USA Finance LLC, 3.85%, 11/15/24	5/19/14	1,512

ERAC USA Finance LLC, 4.50%, 2/15/45	2/10/15	662

Evolution Escrow Issuer LLC, 7.50%, 3/15/22	3/10/15	2,125

Family Tree Escrow LLC, 5.25%, 3/1/20	2/6/15	1,480

Fresenius Medical Care US Finance II, Inc., 4.13%, 10/15/20	10/24/14	2,150

Gannett Co., Inc., 4.88%, 9/15/21	9/3/14	2,660

Heineken N.V., 1.40%, 10/1/17	10/2/12	1,585

INEOS Group Holdings S.A., 6.13%, 8/15/18	5/2/13	1,075

JBS Investments GmbH, 7.25%, 4/3/24	3/31/14	1,650

JM Smucker (The) Co., 4.25%, 3/15/35	3/12/15	1,340

Keysight Technologies, Inc., 3.30%, 10/30/19	10/6/14	1,818

KKR Group Finance Co. III LLC, 5.13%, 6/1/44	5/21/14	1,524

Metropolitan Life Global Funding I, 1.30%, 4/10/17	4/7/14	774

Mizuho Bank Ltd., 2.45%, 4/16/19	4/9/14	1,637

Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22	2/20/15	3,501

Rentech Nitrogen Partners L.P./Rentech Nitrogen Finance Corp., 6.50%, 4/15/21	4/9/13	1,630

Sabine Pass Liquefaction LLC, 5.63%, 3/1/25	2/26/15	3,825

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND continued

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Sanmina Corp., 4.38%, 6/1/19	5/20/14	$600

SBA Tower Trust, 2.93%, 12/15/17	6/12/14	1,919

Schaeffler Holding Finance B.V., 6.25%, 11/15/19	10/21/14	1,500

Sealed Air Corp., 4.88%, 12/1/22	11/7/14	3,825

Sirius XM Radio, Inc., 5.38%, 4/15/25	3/3/15	2,875

SM Energy Co., 6.13%, 11/15/22	11/12/14	1,500

Sunoco L.P./Sunoco Finance Corp., 6.38%, 4/1/23	3/27/15	2,150

Virgin Media Secured Finance PLC, 5.38%, 4/15/21	2/7/13	2,475

(3)	Security is payment-in-kind bond.
(4)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(5)	Value rounds to less than one thousand.
(6)	When-Issued Security. Coupon rate is not in effect at March 31, 2015.
(7)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.
(8)	Security pledged related to the Fund’s investment in futures contracts during the period. As of March 31, 2015, the Fund did not hold any open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Agency	14.7%
U.S. Treasury	26.8
AAA	8.6
AA	1.8
A	7.3
BBB	18.8
BB	9.4
B	3.2
CCC	0.3
Not Rated	9.1

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$213,809	$–	$213,809
Corporate Bonds (1)	–	659,851	–	659,851
Foreign Issuer Bonds (1)	–	107,923	–	107,923
U.S. Government Agencies (1)	–	419,103	–	419,103
U.S. Government Obligations (1)	–	487,901	–	487,901
Investment Companies	131,311	252	–	131,563
Short-Term Investments	–	20,925	–	20,925
Total Investments	$131,311	$1,909,764	$–	$2,041,075

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.2%

Advertising & Marketing – 1.1%

Alliance Data Systems Corp., 6.38%, 4/1/20 (1)	$16,670	$17,254
5.38%, 8/1/22 (1)	15,900	15,860

Lamar Media Corp., 5.38%, 1/15/24	22,687	23,651
		56,765

Aerospace & Defense – 0.8%

AAR Corp., 7.25%, 1/15/22	15,166	17,213

Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19	31,625	27,593
		44,806

Airlines – 0.2%

American Airlines Group, Inc., 4.63%, 3/1/20 (1)	13,250	12,977

Auto Parts Manufacturing – 2.6%

Affinia Group, Inc., 7.75%, 5/1/21	23,698	24,527

Dana Holding Corp., 5.50%, 12/15/24	23,473	24,177

Lear Corp., 5.25%, 1/15/25	28,825	29,401

Meritor, Inc., 6.75%, 6/15/21	6,879	7,120
6.25%, 2/15/24	24,900	25,087

MPG Holdco I, Inc., 7.38%, 10/15/22 (1)	26,250	28,055
		138,367

Cable & Satellite – 3.6%

CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 3/15/21	14,925	15,279
6.63%, 1/31/22	9,423	10,071

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 9/15/20 (1)	27,897	29,396

DISH DBS Corp., 5.88%, 7/15/22	14,575	14,812
5.88%, 11/15/24	9,850	9,862

Harron Communications L.P./Harron Finance Corp., 9.13%, 4/1/20 (1)	19,610	21,473

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.2% – continued

Cable & Satellite – 3.6% – continued

Mediacom Broadband LLC/Mediacom Broadband Corp., 6.38%, 4/1/23	$20,414	$21,435

Mediacom LLC/Mediacom Capital Corp., 7.25%, 2/15/22	18,315	19,689

Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/1/21 (1)	27,700	28,808

Wave Holdco LLC/Wave Holdco Corp., 8.25%, 7/15/19 (1)(2)	21,684	22,199
		193,024

Casinos & Gaming – 2.4%

Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, 8.00%, 10/1/20	29,475	29,254

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.38%, 5/1/22 (1)	23,400	17,959

MGM Resorts International, 6.00%, 3/15/23	25,208	25,901

Station Casinos LLC, 7.50%, 3/1/21	29,054	30,943

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 3/1/25 (1)	26,525	26,857
		130,914

Chemicals – 0.3%

Evolution Escrow Issuer LLC, 7.50%, 3/15/22 (1)	17,700	17,921

Communications Equipment – 0.5%

CPI International, Inc., 8.75%, 2/15/18	25,725	26,336

Consumer Finance – 2.0%

Navient Corp., 5.63%, 8/1/33	29,092	23,819

OneMain Financial Holdings, Inc., 6.75%, 12/15/19 (1)	13,500	13,939
7.25%, 12/15/21 (1)	22,000	22,770

Speedy Cash Intermediate Holdings Corp., 10.75%, 5/15/18 (1)	24,380	23,649

See Notes to the Financial Statements.

FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.2% – continued

Consumer Finance – 2.0% – continued

Springleaf Finance Corp., 5.25%, 12/15/19	$25,675	$25,386
		109,563

Consumer Products – 1.1%

Clearwater Paper Corp., 5.38%, 2/1/25 (1)	27,750	28,305

Revlon Consumer Products Corp., 5.75%, 2/15/21	30,235	31,218
		59,523

Consumer Services – 1.5%

APX Group, Inc., 8.75%, 12/1/20	26,289	24,252

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25 (1)	26,525	26,392

Service Corp. International, 5.38%, 1/15/22	28,536	29,820
		80,464

Containers & Packaging – 1.5%

PaperWorks Industries, Inc., 9.50%, 8/15/19 (1)	15,900	16,298

Plastipak Holdings, Inc., 6.50%, 10/1/21 (1)	27,149	27,624

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, 8.50%, 5/15/18	37,580	38,566
		82,488

Diversified Banks – 0.7%

Bank of America Corp., 6.25%, 9/5/24	22,629	23,053
6.10%, 3/17/25	13,150	13,339
		36,392

Electrical Equipment Manufacturing – 0.6%

Artesyn Embedded Technologies, Inc., 9.75%, 10/15/20 (1)	15,300	14,765

GrafTech International Ltd., 6.38%, 11/15/20	19,700	15,809
		30,574

Exploration & Production – 4.1%

Antero Resources Corp., 5.63%, 6/1/23 (1)	25,650	25,394

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.2% – continued

Exploration & Production – 4.1% – continued

Bill Barrett Corp., 7.63%, 10/1/19	$11,400	$10,716
7.00%, 10/15/22	2,600	2,261

BreitBurn Energy Partners L.P./BreitBurn Finance Corp., 8.63%, 10/15/20	27,165	20,102

California Resources Corp., 5.00%, 1/15/20 (1)	14,575	13,154
6.00%, 11/15/24 (1)	19,850	17,418

Clayton Williams Energy, Inc., 7.75%, 4/1/19	24,524	22,807

EP Energy LLC/Everest Acquisition Finance, Inc., 9.38%, 5/1/20	15,650	16,393

Hilcorp Energy I L.P./Hilcorp Finance Co., 5.00%, 12/1/24 (1)	16,961	15,943

Laredo Petroleum, Inc., 5.63%, 1/15/22	9,075	8,803
6.25%, 3/15/23	6,225	6,210

Newfield Exploration Co., 5.38%, 1/1/26	11,450	11,566

Whiting Petroleum Corp., 6.25%, 4/1/23 (1)	17,825	17,736

WPX Energy, Inc., 6.00%, 1/15/22	33,009	30,698
		219,201

Food & Beverage – 1.5%

Land O’ Lakes, Inc., 6.00%, 11/15/22 (1)	27,005	28,895

Pilgrim’s Pride Corp., 5.75%, 3/15/25 (1)	23,225	23,747

Simmons Foods, Inc., 7.88%, 10/1/21 (1)	27,952	27,603
		80,245

Forest & Paper Products Manufacturing – 1.6%

Neenah Paper, Inc., 5.25%, 5/15/21 (1)	33,586	33,754

P.H. Glatfelter Co., 5.38%, 10/15/20	23,311	23,835

Verso Paper Holdings LLC/Verso Paper, Inc., 11.75%, 1/15/19	29,925	27,905
		85,494

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.2% – continued

Health Care Facilities & Services – 1.2%

Envision Healthcare Corp., 5.13%, 7/1/22 (1)	$27,818	$28,444

HealthSouth Corp., 5.13%, 3/15/23	13,125	13,355
5.75%, 11/1/24	23,663	24,609
		66,408

Homebuilders – 1.7%

AV Homes, Inc., 8.50%, 7/1/19 (1)	16,050	15,248

Meritage Homes Corp., 7.15%, 4/15/20	27,495	29,626

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (1)	21,190	20,978

TRI Pointe Holdings, Inc., 4.38%, 6/15/19	12,005	11,720
5.88%, 6/15/24 (1)	15,850	15,493
		93,065

Industrial Other – 1.1%

MasTec, Inc., 4.88%, 3/15/23	29,525	27,606

Park-Ohio Industries, Inc., 8.13%, 4/1/21	28,895	30,773
		58,379

Investment Companies – 2.2%

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 2/1/22	30,900	31,827

Nationstar Mortgage LLC/Nationstar Capital Corp., 9.63%, 5/1/19	28,489	30,412

Prospect Capital Corp., 5.88%, 3/15/23	24,435	25,209

Walter Investment Management Corp., 7.88%, 12/15/21	32,350	28,953
		116,401

Life Insurance – 1.1%

American Equity Investment Life Holding Co., 6.63%, 7/15/21	25,914	27,793

Fidelity & Guaranty Life Holdings, Inc., 6.38%, 4/1/21 (1)	31,522	33,098
		60,891

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.2% – continued

Machinery Manufacturing & Rental – 1.1%

BlueLine Rental Finance Corp., 7.00%, 2/1/19 (1)	$10,625	$10,943

United Rentals North America, Inc., 5.75%, 11/15/24	30,917	31,922

Vander Intermediate Holding II Corp., 9.75%, 2/1/19 (1)(2)	14,000	14,105
		56,970

Media Non-Cable – 1.6%

Harland Clarke Holdings Corp., 6.88%, 3/1/20 (1)	29,630	30,149

National CineMedia LLC, 7.88%, 7/15/21	28,155	29,915

Sterling Entertainment Enterprises LLC, 9.75%, 12/15/19 (3)	23,800	24,454
		84,518

Metals & Mining – 1.0%

Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17	20,667	20,874

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.38%, 2/1/20 (1)	15,660	16,052
7.38%, 2/1/20 (1)	9,091	9,318
7.38%, 2/1/20 (1)	6,450	6,611
		52,855

Oil & Gas Services & Equipment – 1.3%

Dresser-Rand Group, Inc., 6.50%, 5/1/21	35,555	37,421

Exterran Partners L.P./EXLP Finance Corp., 6.00%, 10/1/22	18,625	16,949

Parker Drilling Co., 7.50%, 8/1/20	18,925	15,282
		69,652

Pharmaceuticals – 0.6%

JPR Royalty Sub LLC, 14.00%, 9/1/20 (1)(3)	8,000	4,000

Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20	25,029	26,406
		30,406

Pipeline – 3.5%

Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., 6.63%, 10/1/20	37,081	38,193

See Notes to the Financial Statements.

FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.2% – continued

Pipeline – 3.5% – continued

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, 12/15/20	$27,642	$27,780
6.25%, 4/1/23 (1)	4,425	4,469

Energy Transfer Equity L.P., 7.50%, 10/15/20	23,665	26,505

Martin Midstream Partners L.P./Martin Midstream Finance Corp., 7.25%, 2/15/21	34,610	33,226

Rose Rock Midstream L.P./Rose Rock Finance Corp., 5.63%, 7/15/22	27,485	27,073

Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	31,771	32,843
		190,089

Power Generation – 1.2%

Calpine Corp., 5.50%, 2/1/24	31,575	31,851

TerraForm Power Operating LLC, 5.88%, 2/1/23 (1)	29,625	30,736
		62,587

Property & Casualty Insurance – 1.2%

A-S Co. – Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (1)	28,900	29,767

Hub Holdings LLC/Hub Holdings Finance, Inc., 8.13%, 7/15/19 (1)(2)	13,475	13,374

HUB International Ltd., 7.88%, 10/1/21 (1)	21,745	22,289
		65,430

Publishing & Broadcasting – 2.8%

Lee Enterprises, Inc., 9.50%, 3/15/22 (1)	24,821	25,628

McClatchy (The) Co., 9.00%, 12/15/22	38,750	37,394

Sirius XM Radio, Inc., 5.38%, 4/15/25 (1)	32,725	32,889

Townsquare Radio LLC/Townsquare Radio, Inc., 9.00%, 4/1/19 (1)	30,285	32,279

Univision Communications, Inc., 5.13%, 5/15/23 (1)	20,375	20,680
		148,870

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.2% – continued

Railroad – 0.6%

Florida East Coast Holdings Corp., 6.75%, 5/1/19 (1)	$20,945	$21,102
9.75%, 5/1/20 (1)	13,710	13,333
		34,435

Real Estate – 1.4%

DuPont Fabros Technology L.P., 5.88%, 9/15/21	26,435	27,294

Forestar USA Real Estate Group, Inc., 8.50%, 6/1/22 (1)	21,440	20,690

Howard Hughes (The) Corp., 6.88%, 10/1/21	24,475	25,637
		73,621

Real Estate Investment Trusts – 0.9%

Aviv Healthcare Properties L.P./Aviv Healthcare Capital Corp., 6.00%, 10/15/21	17,520	18,747

Felcor Lodging L.P., 5.63%, 3/1/23	26,900	27,774
		46,521

Refining & Marketing – 3.3%

Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.75%, 4/15/23 (1)	26,675	26,975

Citgo Holding, Inc., 10.75%, 2/15/20 (1)	11,600	11,948

CITGO Petroleum Corp., 6.25%, 8/15/22 (1)	26,950	26,142

Murphy Oil USA, Inc., 6.00%, 8/15/23	31,180	33,441

PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20	29,803	31,479

Sunoco L.P./Sunoco Finance Corp., 6.38%, 4/1/23 (1)	19,625	20,214

Western Refining Logistics L.P./WNRL Finance Corp., 7.50%, 2/15/23 (1)	24,275	24,760
		174,959

Restaurants – 1.0%

Landry’s Holdings II, Inc., 10.25%, 1/1/18 (1)	15,402	15,979

Landry’s, Inc., 9.38%, 5/1/20 (1)	12,575	13,487

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.2% – continued

Restaurants – 1.0% – continued

NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc., 10.50%, 1/15/20	$23,960	$25,158
		54,624

Retail – 3.7%

99 Cents Only Stores LLC, 11.00%, 12/15/19	26,593	27,923

CST Brands, Inc., 5.00%, 5/1/23	24,328	24,815

Group 1 Automotive, Inc., 5.00%, 6/1/22 (1)	27,995	28,065

Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (1)	28,724	30,447

Pantry (The), Inc., 8.38%, 8/1/20	28,090	31,882

Penske Automotive Group, Inc., 5.75%, 10/1/22	26,485	27,809

Sonic Automotive, Inc., 7.00%, 7/15/22	23,562	25,683

		196,624

Semiconductors – 0.5%

Micron Technology, Inc., 5.25%, 8/1/23 (1)	25,600	26,048

Software & Services – 1.8%

Infor US, Inc., 5/15/22(1) (4)	22,250	22,806

Sophia Holding Finance L.P./Sophia Holding Finance, Inc., 9.63%, 12/1/18 (1)(2)	33,266	33,599

SunGard Data Systems, Inc., 6.63%, 11/1/19	38,544	39,700

		96,105

Supermarkets & Pharmacies – 1.8%

Ingles Markets, Inc., 5.75%, 6/15/23	29,937	30,985

Rite Aid Corp., 4/1/23(1) (4)	33,258	34,089

Tops Holding II Corp., 8.75%, 6/15/18	32,310	31,341

		96,415

Technology – 2.2%

Equinix, Inc., 5.38%, 1/1/22	27,350	28,512

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.2% – continued

Technology – 2.2% – continued

First Data Corp., 11.75%, 8/15/21	$26,539	$30,686

Iron Mountain, Inc., 6.00%, 8/15/23	28,205	29,686

Qualitytech L.P./QTS Finance Corp., 5.88%, 8/1/22 (1)	26,733	27,468

		116,352

Trucking & Leasing – 0.6%

Intrepid Aviation Group Holdings LLC/Intrepid Finance Co., 6.88%, 2/15/19 (1)	32,380	29,628

Utilities – 0.7%

AES Corp., 7.38%, 7/1/21	31,587	35,062

Waste & Environment Services & Equipment – 2.1%

ADS Waste Holdings, Inc., 8.25%, 10/1/20	29,525	30,853

Casella Waste Systems, Inc., 7.75%, 2/15/19	30,593	30,593

Clean Harbors, Inc., 5.13%, 6/1/21	24,600	25,029

Covanta Holding Corp., 6.38%, 10/1/22	23,468	25,111

		111,586

Wireless Telecommunications Services – 1.5%

Hughes Satellite Systems Corp., 7.63%, 6/15/21	27,902	30,692

Sprint Corp., 7.25%, 9/15/21	20,000	20,100
7.88%, 9/15/23	27,603	28,155

		78,947

Wireline Telecommunications Services – 3.4%

Frontier Communications Corp., 9.00%, 8/15/31	34,145	36,535

GCI, Inc., 8.63%, 11/15/19	20,581	21,533
6.88%, 4/15/25 (1)	30,300	30,527

Level 3 Financing, Inc., 6.13%, 1/15/21	15,175	15,915
5.63%, 2/1/23 (1)	15,000	15,413

Qwest Capital Funding, Inc., 7.75%, 2/15/31	33,783	35,472

See Notes to the Financial Statements.

FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 73.2% – continued

Wireline Telecommunications Services – 3.4% – continued

Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/1/23 (1)	$27,450	$27,587
		182,982
Total Corporate Bonds
(Cost $3,908,634)		3,915,484

FOREIGN ISSUER BONDS – 23.3%

Aerospace & Defense – 0.6%

Bombardier, Inc., 7.45%, 5/1/34 (1)	32,711	31,239

Airlines – 0.6%

Air Canada,
8.75%, 4/1/20 (1)	17,450	19,370
7.75%, 4/15/21 (1)	12,315	13,177
		32,547

Auto Parts Manufacturing – 0.5%

Schaeffler Holding Finance B.V., 6.25%, 11/15/19 (1)(2)	25,574	27,045

Cable & Satellite – 2.6%

Intelsat Luxembourg S.A., 7.75%, 6/1/21	45,035	41,545

Numericable-SFR SAS, 6.00%, 5/15/22 (1)	35,185	35,625

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 1/15/25 (1)	32,875	33,203

VTR Finance B.V., 6.88%, 1/15/24 (1)	25,575	26,534
		136,907

Casinos & Gaming – 1.0%

Cleopatra Finance Ltd.,
5.63%, 2/15/20 (1)	13,400	13,092
6.25%, 2/15/22 (1)	17,700	17,302

MCE Finance Ltd., 5.00%, 2/15/21 (1)	27,105	25,343
		55,737

Chemicals – 1.0%

Consolidated Energy Finance S.A., 6.75%, 10/15/19 (1)	28,725	28,940

INEOS Group Holdings S.A., 5.88%, 2/15/19 (1)	27,300	26,993
		55,933

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 23.3% – continued

Diversified Banks – 3.9%

Banco Santander S.A., 6.38%, 5/19/19	$37,400	$37,017

Barclays PLC, 8.25%, 12/15/18	28,275	30,294

Credit Agricole S.A., 7.88%, 1/23/24 (1)	38,825	41,118

Credit Suisse Group A.G., 7.50%, 12/11/23 (1)	37,225	39,970

Deutsche Bank A.G., 7.50%, 4/30/25	37,275	37,927

HSBC Holdings PLC, 6.38%, 3/30/25	22,925	23,441
		209,767

Exploration & Production – 0.4%

Ultra Petroleum Corp., 6.13%, 10/1/24 (1)	25,100	21,523

Food & Beverage – 0.9%

JBS Investments GmbH, 7.75%, 10/28/20 (1)	24,575	25,988

Marfrig Holding Europe B.V., 6.88%, 6/24/19 (1)	26,600	22,610
		48,598

Medical Equipment & Devices Manufacturing – 0.6%

ConvaTec Finance International S.A., 8.25%, 1/15/19 (1)(2)	30,707	31,091

Metals & Mining – 0.4%

Vedanta Resources PLC, 9.50%, 7/18/18 (1)	23,025	23,255

Oil & Gas Services & Equipment – 0.2%

Seadrill Ltd., 6.63%, 9/15/20 (1)	15,075	11,193

Paper & Packaging – 1.1%

Cascades, Inc., 5.50%, 7/15/22 (1)	25,970	26,360

Coveris Holdings S.A., 7.88%, 11/1/19 (1)	30,375	31,058
		57,418

Property & Casualty Insurance – 0.6%

XLIT Ltd., 6.50%, 4/15/17	34,067	30,149

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 23.3% – continued

Technology – 0.7%

Sixsigma Networks Mexico S.A. de CV, 8.25%, 11/7/21 (1)	$35,525	$37,134

Transportation & Logistics – 2.0%

Eletson Holdings, 9.63%, 1/15/22 (1)	28,365	27,656

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.13%, 11/15/21 (1)	23,525	23,643

Navios South American Logistics, Inc./Navios Logistics Finance US, Inc., 7.25%, 5/1/22 (1)	35,700	34,629

Teekay Offshore Partners L.P./Teekay Offshore Finance Corp., 6.00%, 7/30/19	26,449	23,936
		109,864

Trucking & Leasing – 1.0%

AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (1)	26,061	26,614

Fly Leasing Ltd., 6.75%, 12/15/20	27,246	27,825
		54,439

Wireless Telecommunications Services – 2.7%

Altice Financing S.A.,
7.88%, 12/15/19 (1)	11,547	12,240
6.63%, 2/15/23 (1)	12,850	13,236

Altice Finco S.A., 7.63%, 2/15/25 (1)	8,900	9,122

Digicel Group Ltd., 8.25%, 9/30/20 (1)	29,304	29,348

Millicom International Cellular S.A., 6.00%, 3/15/25 (1)	31,350	31,232

Telemovil Finance Co. Ltd., 8.00%, 10/1/17 (1)	21,065	21,908

Wind Acquisition Finance S.A., 7.38%, 4/23/21 (1)	26,075	27,053
		144,139

Wireline Telecommunications Services – 2.5%

B Communications Ltd., 7.38%, 2/15/21 (1)	30,219	32,380

Columbus International, Inc., 7.38%, 3/30/21 (1)	31,286	32,889

UPCB Finance IV Ltd., 1/15/25 (4)	17,850	17,850

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 23.3% – continued

Wireline Telecommunications Services – 2.5% – continued

Virgin Media Finance PLC, 6.00%, 10/15/24 (1)	$24,950	$26,197

Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (1)	21,525	21,956
		131,272
Total Foreign Issuer Bonds
(Cost $1,259,973)		1,249,250

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.6%

Banks – 0.6%

GMAC Capital Trust I	1,247,350	$32,743
Total Preferred Stocks
(Cost $31,320)		32,743

INVESTMENT COMPANIES – 2.5%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (5)	134,477,872	134,478
Total Investment Companies
(Cost $134,478)		134,478

Total Investments – 99.6%
(Cost $5,334,405)		5,331,955

Other Assets less Liabilities – 0.4%		18,747
NET ASSETS – 100.0%		$5,350,702

See Notes to the Financial Statements.

FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Security is payment-in-kind bond.
(3)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of these restricted illiquid securities amounted to approximately $28,454,000 or 0.5% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

JPR Royalty Sub LLC, 14.00%, 9/1/20	3/10/11	$8,000

Sterling Entertainment Enterprises LLC, 9.75%, 12/15/19	12/28/12	23,800

(4)	When-Issued Security. Coupon rate is not in effect at March 31, 2015.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
BBB	1.0%
BB	32.7
B	45.0
CCC	16.9
Not Rated	4.4

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$ –	$3,915,484	$ –	$3,915,484
Foreign Issuer Bonds (1)	–	1,249,250	–	1,249,250
Preferred Stocks (1)	32,743	–	–	32,743
Investment Companies	134,478	–	–	134,478
Total Investments	$167,221	$5,164,734	$ –	$5,331,955

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1 and Level 2 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD FIXED INCOME FUND continued	MARCH 31, 2015

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/14 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/15 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/15 (000s)

Corporate Bonds Media Non-Cable	$24,692	$–	$–	$(238)	$–	$–	$–	$(24,454)	$–	$–

The Transfers Out of Level 3, noted above, was due to the Fund receiving an evaluated price from a third party provider.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT BOND FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 23.2%

Automobile – 5.8%
CarMax Auto Owner Trust, Series 2014-2, Class A3, 0.98%, 1/15/19	$4,615	$4,614
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A3, 1.10%, 9/15/19	3,735	3,738
Honda Auto Receivables Owner Trust, Series 2015-1, Class A3, 1.05%, 10/15/18	2,230	2,233
Honda Auto Receivables Owner Trust, Series 2014-2, Class A3, 0.77%, 3/19/18	4,630	4,628
Hyundai Auto Receivables Trust, Series 2015-A, Class A3, 1.05%, 4/15/19	6,030	6,023
Hyundai Auto Receivables Trust, Series 2014-B, Class A3, 0.90%, 12/17/18	4,530	4,534
Toyota Auto Receivables Owner Trust, Series 2015-A, Class A3, 1.12%, 2/15/19	6,650	6,671
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A3, 0.76%, 3/15/18	4,645	4,643
Volkswagen Auto Loan Enhanced Trust, Series 2014-1, Class A3, 0.91%, 10/22/18	1,895	1,893
World Omni Auto Receivables Trust, Series 2014-A, Class A3, 0.94%, 4/15/19	1,745	1,745
		40,722

Commercial Mortgage-Backed Securities – 11.1%
Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.41%, 9/10/47	4,098	4,235
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class A4, 5.54%, 10/12/41	5,647	5,924
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A4, 5.71%, 6/11/40	745	803
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A4, 5.74%, 9/11/42	4,025	4,373

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 23.2% – continued

Commercial Mortgage-Backed Securities – 11.1% – continued
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 12/10/49	$4,798	$5,191
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	2,339	2,444
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47	2,087	2,204
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.55%, 5/12/45	2,507	2,599
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.82%, 6/15/38	3,303	3,441
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.35%, 11/15/38	6,219	6,571
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.15%, 4/15/41	5,967	6,541
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4, 5.74%, 8/12/43	1,118	1,170
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A2, 1.97%, 8/15/45	5,675	5,759
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A2, 1.86%, 2/15/46	5,930	5,988

Morgan Stanley Capital I Trust, Series 2007-IQ16, Class A4, 5.81%, 12/12/49	3,271	3,546
Morgan Stanley Capital I Trust, Series 2007-T27, Class A4, 5.65%, 6/11/42	3,955	4,288
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4, 5.33%, 12/15/43	4,595	4,828
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A2, 1.85%, 8/10/49	4,100	4,145
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, 11/15/48	3,094	3,250
		77,300

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 23.2% – continued

Credit Card – 6.2%
American Express Credit Account Master Trust, Series 2014-2, Class A, 1.26%, 1/15/20	$2,485	$2,492
Capital One Multi-Asset Execution Trust, Series 2014-A5, Class A, 1.48%, 7/15/20	6,355	6,402
Chase Issuance Trust, Series 2014-A7, Class A, 1.38%, 11/15/19	1,065	1,069
Chase Issuance Trust, Series 2015-A2, Class A, 1.59%, 2/18/20	6,385	6,430
Citibank Credit Card Issuance Trust, Series 2014-A4, Class A4, 1.23%, 4/24/19	6,180	6,201
Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	6,105	6,172
Discover Card Execution Note Trust, Series 2014-A3, Class A3, 1.22%, 10/15/19	4,190	4,205
Discover Card Execution Note Trust, Series 2014-A5, Class A, 1.39%, 4/15/20	5,490	5,507
World Financial Network Credit Card Master Trust, Series 2012-B, Class A, 1.76%, 5/17/21	4,835	4,878
		43,356

Utilities – 0.1%
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A1, 0.90%, 4/15/18	329	329
Total Asset-Backed Securities
(Cost $162,585)		161,707

CORPORATE BONDS – 28.9%

Aerospace & Defense – 0.2%
Boeing (The) Co., 0.38%, 10/30/17	715	716
TransDigm, Inc., 6.00%, 7/15/22	1,000	1,000
		1,716

Auto Parts Manufacturing – 0.8%
American Axle & Manufacturing, Inc., 6.25%, 3/15/21	1,300	1,368

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 28.9% – continued

Auto Parts Manufacturing – 0.8% – continued
Dana Holding Corp., 6.75%, 2/15/21	$500	$527
Goodyear Tire & Rubber (The) Co., 7.00%, 5/15/22	2,490	2,727
Johnson Controls, Inc., 1.40%, 11/2/17	695	693
		5,315

Automobiles Manufacturing – 1.2%
Daimler Finance North America LLC, 1.45%, 8/1/16 (1)(2)	675	680
1.65%, 3/2/18 (1)(2)	2,215	2,227
Ford Motor Credit Co. LLC, 7.00%, 4/15/15	680	681
1.68%, 9/8/17	2,340	2,337
General Motors Financial Co., Inc., 3.00%, 9/25/17	1,100	1,121
Volkswagen Group of America Finance LLC, 1.60%, 11/20/17 (1)(2)	1,040	1,049
		8,095

Banks – 1.7%
Bank of America N.A., 1.65%, 3/26/18	1,665	1,669
Branch Banking & Trust Co., 1.00%, 4/3/17	1,335	1,334
Capital One N.A., 1.65%, 2/5/18	2,310	2,301
Discover Bank, 2.00%, 2/21/18	415	415
Fifth Third Bank, 0.90%, 2/26/16	645	645
HSBC USA, Inc., 1.30%, 6/23/17	1,800	1,806
JPMorgan Chase Bank N.A., 6.00%, 10/1/17	1,175	1,301
KeyBank N.A., 1.10%, 11/25/16	525	525
PNC Bank N.A., 1.50%, 2/23/18	1,375	1,380
PNC Funding Corp., 2.70%, 9/19/16	380	389
		11,765

See Notes to the Financial Statements.

FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 28.9% – continued

Biotechnology – 0.5%

Amgen, Inc., 1.25%, 5/22/17	$1,905	$1,904

Gilead Sciences, Inc., 3.05%, 12/1/16	515	533

Roche Holdings, Inc., 2.25%, 9/30/19 (2)	1,310	1,329
		3,766

Cable & Satellite – 0.3%

CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 3/15/21	500	512

Comcast Corp., 4.95%, 6/15/16	1,060	1,114
6.30%, 11/15/17	660	745
		2,371

Chemicals – 0.5%

Airgas, Inc., 2.95%, 6/15/16	815	832

Dow Chemical (The) Co., 2.50%, 2/15/16	1,050	1,066

Eastman Chemical Co., 2.40%, 6/1/17	825	842

Evolution Escrow Issuer LLC, 7.50%, 3/15/22 (1)(2)	775	785

Rentech Nitrogen Partners L.P./Rentech Nitrogen Finance Corp., 6.50%, 4/15/21 (1)(2)	290	281
		3,806

Coal Operations – 0.1%

CONSOL Energy, Inc., 5.88%, 4/15/22	700	634

Commercial Finance – 1.0%

Air Lease Corp., 5.63%, 4/1/17	1,180	1,261

CIT Group, Inc., 3.88%, 2/19/19	505	500

General Electric Capital Corp., 3.35%, 10/17/16	1,490	1,550
5.40%, 2/15/17	1,450	1,569
1.25%, 5/15/17	1,250	1,256

International Lease Finance Corp., 2.22%, 6/15/16	1,000	1,000
		7,136

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 28.9% – continued

Communications Equipment – 0.2%

Cisco Systems, Inc., 1.10%, 3/3/17	$535	$538
3.15%, 3/14/17	125	131

Juniper Networks, Inc., 3.10%, 3/15/16	500	509
		1,178

Consumer Finance – 1.1%

Ally Financial, Inc., 2.75%, 1/30/17	695	692
3.25%, 2/13/18	2,345	2,322

American Express Credit Corp., 2.80%, 9/19/16	985	1,013

American Honda Finance Corp., 0.64%, 5/26/16 (2)	620	622
1.20%, 7/14/17	775	777

Capital One Financial Corp., 1.00%, 11/6/15	630	631

Synchrony Financial, 1.88%, 8/15/17	1,715	1,716
		7,773

Consumer Services – 0.6%

APX Group, Inc., 6.38%, 12/1/19	625	622

Service Corp. International, 5.38%, 1/15/22	550	575

United Rentals North America, Inc., 5.75%, 7/15/18	500	521
7.63%, 4/15/22	495	541
6.13%, 6/15/23	395	418
4.63%, 7/15/23	1,215	1,229
		3,906

Containers & Packaging – 0.4%

Graphic Packaging International, Inc., 4.75%, 4/15/21	500	520

Plastipak Holdings, Inc., 6.50%, 10/1/21 (2)	650	662

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.75%, 10/15/20	750	775
8.25%, 2/15/21	500	535
		2,492

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 28.9% – continued

Department Stores – 0.1%

Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	$940	$1,014

Diversified Banks – 3.0%

Bank of America Corp., 1.08%, 3/22/16	1,120	1,124
3.88%, 3/22/17	1,090	1,141
5.13%, 6/17/19	2,580	2,535

Citigroup, Inc., 1.06%, 4/1/16	1,110	1,113
6.00%, 8/15/17	1,045	1,149
1.80%, 2/5/18	1,600	1,603
5.80%, 11/15/19	3,515	3,524
2.40%, 2/18/20	2,135	2,143

JPMorgan Chase & Co., 3.15%, 7/5/16	865	887
1.70%, 3/1/18	1,260	1,265
7.90%, 4/30/18	1,370	1,474

Wells Fargo & Co., 1.15%, 6/2/17	1,450	1,450
7.98%, 3/15/18	1,370	1,500
		20,908

Electrical Equipment Manufacturing – 0.3%

Amphenol Corp., 1.55%, 9/15/17	1,110	1,113

General Electric Co., 0.85%, 10/9/15	550	552

Roper Industries, Inc., 1.85%, 11/15/17	565	569
		2,234

Entertainment Content – 0.4%

CBS Corp., 1.95%, 7/1/17	1,435	1,450

Time Warner, Inc., 3.15%, 7/15/15	800	806

Viacom, Inc., 2.50%, 12/15/16	575	588
		2,844

Exploration & Production – 1.1%

California Resources Corp., 5.50%, 9/15/21 (1)(2)	750	665

Denbury Resources, Inc., 6.38%, 8/15/21	997	940

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 28.9% – continued

Exploration & Production – 1.1% – continued

Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19	$675	$567
6.25%, 11/1/19	500	395

Marathon Oil Corp., 0.90%, 11/1/15	690	690

Murphy Oil Corp., 2.50%, 12/1/17	1,060	1,045

Newfield Exploration Co., 6.88%, 2/1/20	850	880

QEP Resources, Inc., 6.88%, 3/1/21	410	436

Range Resources Corp., 6.75%, 8/1/20	900	934

Rosetta Resources, Inc., 5.63%, 5/1/21	500	470

SM Energy Co., 6.13%, 11/15/22 (1)(2)	500	497
		7,519

Financial Services – 2.3%

Charles Schwab (The) Corp., 1.50%, 3/10/18	1,435	1,442

Goldman Sachs Group (The), Inc., 3.63%, 2/7/16	3,160	3,228
5.63%, 1/15/17	2,355	2,525
2.90%, 7/19/18	1,045	1,080

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.88%, 3/15/19	335	341
6.00%, 8/1/20	300	312

Icahn Enterprises L.P./lcahn Enterprises Finance Corp., 5.88%, 2/1/22	680	700

KKR Group Finance Co. LLC, 6.38%, 9/29/20 (2)	385	453

Morgan Stanley, 1.51%, 2/25/16	1,000	1,007
1.75%, 2/25/16	1,815	1,827
4.75%, 3/22/17	2,075	2,209

Prospect Capital Corp., 5.00%, 7/15/19	750	783
		15,907

See Notes to the Financial Statements.

FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 28.9% – continued

Food & Beverage – 1.8%

Anheuser-Busch InBev Finance, Inc., 0.80%, 1/15/16	$1,170	$1,174
1.13%, 1/27/17	730	734

ConAgra Foods, Inc., 1.35%, 9/10/15	800	802
1.30%, 1/25/16	490	491

Constellation Brands, Inc., 3.88%, 11/15/19	2,475	2,549

General Mills, Inc., 0.88%, 1/29/16	625	627
1.40%, 10/20/17	1,900	1,905

JM Smucker (The) Co., 1.75%, 3/15/18 (1)(2)	2,215	2,226

Kellogg Co., 1.13%, 5/15/15	570	571

Smithfield Foods, Inc., 5.25%, 8/1/18 (1)(2)	675	690

Wm Wrigley Jr Co., 1.40%, 10/21/16 (1)(2)	815	818
		12,587

Hardware – 0.2%

NetApp, Inc., 2.00%, 12/15/17	225	226

Sanmina Corp., 4.38%, 6/1/19 (1)(2)	950	945
		1,171

Health Care Facilities & Services – 0.9%

AmerisourceBergen Corp., 1.15%, 5/15/17	1,355	1,350

Cardinal Health, Inc., 1.90%, 6/15/17	410	415
2.40%, 11/15/19	575	582

Express Scripts Holding Co., 3.13%, 5/15/16	500	512

Fresenius Medical Care US Finance II, Inc., 4.13%, 10/15/20 (1)(2)	750	763

HCA, Inc., 6.50%, 2/15/20	875	985

McKesson Corp., 0.95%, 12/4/15	355	356
5.70%, 3/1/17	190	206
1.29%, 3/10/17	950	951
		6,120

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 28.9% – continued

Home Improvement – 0.3%

Whirlpool Corp., 1.35%, 3/1/17	$680	$681
1.65%, 11/1/17	1,230	1,238
		1,919

Homebuilders – 0.3%

Lennar Corp., 4.13%, 12/1/18	1,925	1,954
4.50%, 6/15/19	330	341
		2,295

Industrial Other – 0.1%

SBA Tower Trust, 2.93%, 12/15/17 (1)(2)	605	612

Integrated Oils – 0.5%

Chevron Corp., 1.35%, 11/15/17	820	827
1.37%, 3/2/18	665	668

Exxon Mobil Corp., 1.31%, 3/6/18	2,130	2,142
		3,637

Life Insurance – 0.4%

Lincoln National Corp., 6.05%, 4/20/67	300	289

MetLife, Inc., 6.75%, 6/1/16	785	838

Metropolitan Life Global Funding I, 1.30%, 4/10/17 (1)(2)	415	417

Principal Financial Group, Inc., 1.85%, 11/15/17	500	504

Prudential Financial, Inc., 3.00%, 5/12/16	145	148

Voya Financial, Inc., 5.65%, 5/15/53	680	711
		2,907

Machinery Manufacturing – 0.1%

Eaton Corp., 0.95%, 11/2/15	750	750

Managed Care – 0.2%

Anthem, Inc., 1.25%, 9/10/15	575	576

Cigna Corp., 2.75%, 11/15/16	580	598

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 28.9% – continued

Managed Care – 0.2% – continued

UnitedHealth Group, Inc., 0.85%, 10/15/15	$410	$411
		1,585

Mass Merchants – 0.1%

Family Tree Escrow LLC, 5.25%, 3/1/20 (1)(2)	520	545

Medical Equipment & Devices Manufacturing – 0.9%

Baxter International, Inc., 5.38%, 6/1/18	515	573

Becton Dickinson and Co., 1.80%, 12/15/17	1,250	1,259

Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	560	571
1.30%, 2/1/17	1,215	1,216

Zimmer Holdings, Inc., 2.00%, 4/1/18	2,335	2,354
		5,973

Metals & Mining – 0.4%

Freeport-McMoRan, Inc., 2.30%, 11/14/17	1,460	1,455
2.38%, 3/15/18	480	478

Glencore Funding LLC, 1.61%, 1/15/19 (2)	1,065	1,065
		2,998

Oil & Gas Services & Equipment – 0.3%

Atwood Oceanics, Inc., 6.50%, 2/1/20	250	240

Cameron International Corp., 1.40%, 6/15/17	1,530	1,508

Pioneer Energy Services Corp., 6.13%, 3/15/22	400	304
		2,052

Pharmaceuticals – 0.9%

AbbVie, Inc., 1.20%, 11/6/15	1,035	1,037

Bayer US Finance LLC, 1.50%, 10/6/17 (1)(2)	550	554

Eli Lilly & Co., 1.25%, 3/1/18	990	993

Merck & Co., Inc., 0.38%, 2/10/17	2,410	2,411

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 28.9% – continued

Pharmaceuticals – 0.9% – continued

Mylan, Inc., 1.80%, 6/24/16	$400	$403

Zoetis, Inc., 1.15%, 2/1/16	830	830
		6,228

Pipeline – 0.2%

Enterprise Products Operating LLC, 3.70%, 6/1/15	350	351

Regency Energy Partners L.P./Regency Energy Finance Corp., 5.88%, 3/1/22	760	825

Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 5.88%, 10/1/20	392	402
		1,578

Power Generation – 0.1%

Exelon Generation Co. LLC, 6.20%, 10/1/17	480	532

Property & Casualty Insurance – 0.0%

American International Group, Inc., 2.38%, 8/24/15	145	146

Publishing & Broadcasting – 0.8%

21st Century Fox America, Inc., 7.25%, 5/18/18	460	538

Gannett Co., Inc., 4.88%, 9/15/21 (1)(2)	1,000	1,020

NBCUniversal Enterprise, Inc., 0.79%, 4/15/16 (2)	1,300	1,304

NBCUniversal Media LLC, 3.65%, 4/30/15	1,060	1,062

Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (1)(2)	1,250	1,258

Starz LLC/Starz Finance Corp., 5.00%, 9/15/19	500	514
		5,696

Real Estate – 0.8%

AvalonBay Communities, Inc., 5.75%, 9/15/16	800	854

DuPont Fabros Technology L.P., 5.88%, 9/15/21	465	480

Health Care REIT, Inc., 5.88%, 5/15/15	1,215	1,222

See Notes to the Financial Statements.

FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 28.9% – continued

Real Estate – 0.8% – continued

Kimco Realty Corp., 5.70%, 5/1/17	$724	$785

Ventas Realty L.P., 1.55%, 9/26/16	515	518
1.25%, 4/17/17	1,395	1,392

WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 (1)(2)	530	533
		5,784

Refining & Marketing – 0.3%

Phillips 66, 2.95%, 5/1/17	390	404

Sunoco L.P./Sunoco Finance Corp., 6.38%, 4/1/23 (1)(2)	775	798

Tesoro Corp., 4.25%, 10/1/17	450	468

Western Refining, Inc., 6.25%, 4/1/21	550	547
		2,217

Restaurants – 0.1%

Starbucks Corp., 0.88%, 12/5/16	625	626

Retail – Consumer Discretionary – 0.4%

Amazon.com, Inc., 0.65%, 11/27/15	600	601

Hertz (The) Corp., 7.50%, 10/15/18	600	623
5.88%, 10/15/20	250	257

Home Depot (The), Inc., 5.40%, 3/1/16	1,035	1,080
		2,561

Semiconductors – 0.1%

KLA-Tencor Corp., 2.38%, 11/1/17	510	518

Software & Services – 0.4%

International Business Machines Corp., 5.70%, 9/14/17	565	628

Oracle Corp., 5.25%, 1/15/16	545	565
0.47%, 7/7/17	725	726

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 28.9% – continued

Software & Services – 0.4% – continued

Symantec Corp., 2.75%, 9/15/15	$1,065	$1,073
		2,992

Supermarkets & Pharmacies – 0.2%

CVS Health Corp., 5.75%, 6/1/17	421	462

Walgreens Boots Alliance, Inc., 1.75%, 11/17/17	755	762
		1,224

Tobacco – 0.6%

Lorillard Tobacco Co., 3.50%, 8/4/16	1,370	1,408

Philip Morris International, Inc., 2.50%, 5/16/16	900	919
1.25%, 11/9/17	855	859

Reynolds American, Inc., 1.05%, 10/30/15	800	801
		3,987

Transportation & Logistics – 0.1%

PACCAR Financial Corp., 1.10%, 6/6/17	1,050	1,051

Utilities – 0.5%

CenterPoint Energy, Inc., 6.50%, 5/1/18	260	296

Dominion Gas Holdings LLC, 1.05%, 11/1/16	465	466

Duke Energy Corp., 0.65%, 4/3/17	590	591

IPALCO Enterprises, Inc., 5.00%, 5/1/18	1,040	1,102

Southern (The) Co., 1.30%, 8/15/17	1,240	1,241
		3,696

Waste & Environment Services & Equipment – 0.1%

Clean Harbors, Inc., 5.25%, 8/1/20	725	741

Wireless Telecommunications Services – 0.6%

AT&T, Inc., 1.60%, 2/15/17	660	662

Qualitytech L.P./QTS Finance Corp., 5.88%, 8/1/22 (2)	570	586

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 28.9% – continued

Wireless Telecommunications Services – 0.6% – continued

Sprint Communications, Inc., 7.00%, 8/15/20	$1,000	$1,016

Verizon Communications, Inc., 1.35%, 6/9/17	535	535
3.65%, 9/14/18	980	1,042
		3,841

Wireline Telecommunications Services – 0.4%

Equinix, Inc., 5.38%, 1/1/22	500	521

Frontier Communications Corp., 8.25%, 4/15/17	500	551
6.25%, 9/15/21	1,500	1,504
		2,576
Total Corporate Bonds
(Cost $201,374)		201,524

FOREIGN ISSUER BONDS – 8.9%

Aerospace & Defense – 0.1%

Bombardier, Inc., 4.25%, 1/15/16 (1)(2)	1,000	1,026

Auto Parts Manufacturing – 0.2%

Schaeffler Holding Finance B.V., 6.25%, 11/15/19 (1)(2)(3)	1,000	1,058

Banks – 3.1%

Abbey National Treasury Services PLC, 1.38%, 3/13/17	840	844

ANZ New Zealand Int’l Ltd., 1.13%, 3/24/16 (1)(2)	255	256
1.40%, 4/27/17 (1)(2)	805	806

Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 1.20%, 3/10/17 (1)(2)	835	833

Commonwealth Bank of Australia, 1.40%, 9/8/17 (2)	2,370	2,373

Credit Suisse, 1.38%, 5/26/17	2,325	2,329

Deutsche Bank A.G., 1.40%, 2/13/17	1,100	1,101

ING Bank N.V., 1.80%, 3/16/18 (1)(2)	1,675	1,685

Lloyds Bank PLC, 1.75%, 3/16/18	2,120	2,131

Macquarie Bank Ltd., 1.60%, 10/27/17 (2)	3,000	2,999

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.9% – continued

Banks – 3.1% – continued

Mizuho Bank Ltd., 1.80%, 3/26/18 (1)(2)	$2,390	$2,395
2.45%, 4/16/19 (1)(2)	550	557

Sumitomo Mitsui Banking Corp., 0.90%, 1/18/16	505	506
1.75%, 1/16/18	2,320	2,324

Svenska Handelsbanken AB, 0.73%, 9/23/16	660	663
		21,802

Casinos & Gaming – 0.2%

Cleopatra Finance Ltd., 5.63%, 2/15/20 (1)(2)	1,120	1,094

Chemicals – 0.2%

Ineos Finance PLC, 7.50%, 5/1/20 (2)	490	517

INEOS Group Holdings S.A., 6.13%, 8/15/18 (1)(2)	750	754
		1,271

Commercial Finance – 0.2%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 2.75%, 5/15/17 (1)(2)	1,090	1,079
3.75%, 5/15/19 (1)(2)	490	492
		1,571

Diversified Banks – 1.3%

Bank of Nova Scotia (The), 1.25%, 4/11/17	2,460	2,467

HSBC Holdings PLC, 5.63%, 1/17/20	1,705	1,721

Nordea Bank AB, 5.50%, 9/23/19 (2)	2,855	2,901

Royal Bank of Canada, 0.63%, 12/4/15	330	330

Royal Bank of Scotland Group PLC, 1.88%, 3/31/17	1,000	999

Standard Chartered PLC, 1.50%, 9/8/17 (1)(2)	945	944
		9,362

Exploration & Production – 0.3%

Canadian Natural Resources Ltd., 5.70%, 5/15/17	375	406

CNOOC Finance 2013 Ltd., 1.13%, 5/9/16	1,125	1,123

See Notes to the Financial Statements.

FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.9% – continued

Exploration & Production – 0.3% – continued

Ultra Petroleum Corp., 5.75%, 12/15/18 (1)(2)	$820	$740
		2,269

Financial Services – 0.4%

Hutchison Whampoa International 14 Ltd., 1.63%, 10/31/17 (2)	2,220	2,211

Mitsubishi UFJ Trust & Banking Corp., 1.60%, 10/16/17 (2)	895	894
		3,105

Food & Beverage – 0.5%

Heineken N.V., 0.80%, 10/1/15 (2)	765	766

Pernod Ricard S.A., 2.95%, 1/15/17 (2)	1,100	1,131

Suntory Holdings Ltd., 1.65%, 9/29/17 (2)	1,495	1,501
		3,398

Government Agencies – 0.3%

Korea Land & Housing Corp., 1.88%, 8/2/17 (2)	1,790	1,794

Hardware – 0.1%

Seagate HDD Cayman, 6.88%, 5/1/20	364	378

Health Care Facilities & Services – 0.1%

Catamaran Corp., 4.75%, 3/15/21	360	400

Integrated Oils – 0.3%

BP Capital Markets PLC, 0.70%, 11/6/15	415	415
2.25%, 11/1/16	675	688

Shell International Finance B.V., 0.63%, 12/4/15	490	491

Total Capital International S.A., 1.00%, 8/12/16	810	814
		2,408

Machinery Manufacturing – 0.2%

Pentair Finance S.A., 1.88%, 9/15/17	680	682

Tyco Electronics Group S.A., 6.55%, 10/1/17	660	740
		1,422

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.9% – continued

Medical Equipment & Devices Manufacturing – 0.1%

Covidien International Finance S.A., 1.35%, 5/29/15	$355	$355

Metals & Mining – 0.1%

Glencore Finance Canada Ltd., 2.05%, 10/23/15 (2)	615	618

Oil & Gas Services & Equipment – 0.1%

Noble Holding International Ltd., 2.50%, 3/15/17	485	478

Pharmaceuticals – 0.5%

Actavis Funding SCS, 2.35%, 3/12/18	1,385	1,404

Perrigo Co. PLC, 1.30%, 11/8/16	815	814

Sanofi, 2.63%, 3/29/16	600	612

Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15	750	754
		3,584

Pipeline – 0.0%

TransCanada PipeLines Ltd., 0.75%, 1/15/16	330	329

Railroad – 0.1%

Canadian National Railway Co., 1.45%, 12/15/16	765	774

Wireless Telecommunications Services – 0.3%

Intelsat Jackson Holdings S.A., 7.25%, 10/15/20	1,740	1,792

Wireline Telecommunications Services – 0.2%

British Telecommunications PLC, 1.63%, 6/28/16	1,080	1,088

Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (1)(2)	425	448
		1,536
Total Foreign Issuer Bonds
(Cost $61,727)		61,824

U.S. GOVERNMENT AGENCIES – 2.4% (4)

Fannie Mae – 0.8%

Pool #555649, 7.50%, 10/1/32	37	43

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 2.4% (4) – continued

Fannie Mae – 0.8% – continued

Pool #893082, 2.42%, 9/1/36	$323	$348

Pool #AB3114, 5.00%, 6/1/41	985	1,104

Pool #AD0915, 5.50%, 12/1/38	107	121

Pool #AD7061, 5.50%, 6/1/40	187	213

Pool #AI3471, 5.00%, 6/1/41	350	391

Pool #AK0501, 3.00%, 1/1/27	1,020	1,075

Pool #AO0315, 3.00%, 4/1/27	1,291	1,361

Pool #AO4482, 3.00%, 5/1/27	999	1,053
		5,709

Freddie Mac – 0.1%

Pool #1B3617, 2.43%, 10/1/37	257	276

Pool #848076, 5.59%, 6/1/38	119	128
		404

Freddie Mac Gold – 0.1%

Pool #A92650, 5.50%, 6/1/40	465	522

Pool #G13387, 5.00%, 4/1/23	198	212
		734

Government National Mortgage Association – 1.2%

Series 2011-41, Class PA, 4.00%, 1/20/41	2,130	2,203

Series 2012-123, Class A, 1.04%, 7/16/46	2,626	2,441

Series 2013-12, Class KA, 1.50%, 12/16/43	369	361

Series 2013-142, Class AD, 2.25%, 12/16/47	1,439	1,430

Series 2013-17, Class AF, 1.21%, 11/16/43	1,250	1,228

Series 2013-92, Class AB, 2.00%, 2/16/43	542	540
		8,203

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 2.4% (4) – continued

Government National Mortgage Association II – 0.2%

Pool #82581, 4.00%, 7/20/40	$669	$703

Pool #83021, 3.00%, 1/20/42	888	926
		1,629
Total U.S. Government Agencies
(Cost $16,747)		16,679

U.S. GOVERNMENT OBLIGATIONS – 33.4%

U.S. Treasury Notes – 33.4%
0.25%, 10/31/15	27,250	27,261
0.38%, 2/15/16	24,355	24,380
0.88%, 9/15/16	15,770	15,871
0.63%, 10/15/16	17,335	17,381
0.63%, 2/15/17	24,350	24,390
0.75%, 3/15/17	10,335	10,375
0.50%, 3/31/17	103,155	103,034
0.88%, 1/15/18	705	706
1.00%, 3/15/18	9,485	9,520
		232,918
Total U.S. Government Obligations
(Cost $232,609)		232,918

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.7%

FlexShares Disciplined Duration MBS Index Fund (5)	10,000	$252

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (5)	25,829,882	25,830
Total Investment Companies
(Cost $26,082)		26,082

See Notes to the Financial Statements.

FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.5%

U.S. Treasury Bill, 0.09%, 4/2/15 (6)	$3,300	$3,300
Total Short-Term Investments
(Cost $3,300)		3,300

Total Investments – 101.0%
(Cost $704,424)		704,034

Liabilities less Other Assets – (1.0)%		(6,959)
NET ASSETS – 100.0%		$697,075

(1)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of these restricted illiquid securities amounted to approximately $31,530,000 or 4.5% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 2.75%, 5/15/17	5/8/14	$1,090

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.75%, 5/15/19	5/8/14	490

ANZ New Zealand Int’l Ltd., 1.13%, 3/24/16	3/20/13	255

ANZ New Zealand Int’l Ltd., 1.40%, 4/27/17	2/20/14	805

Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 1.20%, 3/10/17	3/4/14	834

Bayer US Finance LLC, 1.50%, 10/6/17	10/1/14	550

Bombardier, Inc., 4.25%, 1/15/16	1/9/13	1,000

California Resources Corp., 5.50%, 9/15/21	9/11/14	750

Cleopatra Finance Ltd., 5.63%, 2/15/20	2/9/15	1,121

Daimler Finance North America LLC, 1.45%, 8/1/16	7/24/13-4/3/14	678

Daimler Finance North America LLC, 1.65%, 3/2/18	2/23/15	2,213

Evolution Escrow Issuer LLC, 7.50%, 3/15/22	3/10/15	775

Family Tree Escrow LLC, 5.25%, 3/1/20	2/6/15	520

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Fresenius Medical Care US Finance II, Inc., 4.13%, 10/15/20	10/24/14	$750

Gannett Co., Inc., 4.88%, 9/15/21	9/3/14	985

INEOS Group Holdings S.A., 6.13%, 8/15/18	5/2/13	750

ING Bank N.V., 1.80%, 3/16/18	3/10/15	1,672

JM Smucker (The) Co., 1.75%, 3/15/18	3/12/15	2,212

Metropolitan Life Global Funding I, 1.30%, 4/10/17	4/7/14	414

Mizuho Bank Ltd., 1.80%, 3/26/18	3/19/15	2,387

Mizuho Bank Ltd., 2.45%, 4/16/19	4/9/14	549

Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22	2/20/15	1,259

Rentech Nitrogen Partners L.P./Rentech Nitrogen Finance Corp., 6.50%, 4/15/21	4/9/13	290

Sanmina Corp., 4.38%, 6/1/19	5/20/14	950

SBA Tower Trust, 2.93%, 12/15/17	6/12/14	623

Schaeffler Holding Finance B.V., 6.25%, 11/15/19	10/21/14	1,000

SM Energy Co., 6.13%, 11/15/22	11/12/14	500

Smithfield Foods, Inc., 5.25%, 8/1/18	7/19/13	675

Standard Chartered PLC, 1.50%, 9/8/17	9/3/14	944

Sunoco L.P./Sunoco Finance Corp., 6.38%, 4/1/23	3/27/15	775

Ultra Petroleum Corp., 5.75%, 12/15/18	12/6/13	820

Virgin Media Secured Finance PLC, 5.38%, 4/15/21	2/7/13	425

Volkswagen Group of America Finance LLC, 1.60%, 11/20/17	11/12/14	1,039

WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17	9/10/14	530

Wm Wrigley Jr Co., 1.40%, 10/21/16	10/16/13	814

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT BOND FUND continued	MARCH 31, 2015

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(3)	Security is payment-in-kind bond.
(4)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(5)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.
(6)	Security pledged related to the Fund’s investment in futures contracts during the period. As of March 31, 2015, the Fund did not hold any open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
U.S. Treasury	34.9%
U.S. Agency	1.0
AAA	20.5
AA	4.0
A	13.3
BBB	11.5
BB	6.2
B	2.7
CCC	0.2
Not Rated	2.0
Cash Equivalents	3.7

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$161,707	$–	$161,707
Corporate Bonds (1)	–	201,524	–	201,524
Foreign Issuer Bonds (1)	–	61,824	–	61,824
U.S. Government Agencies (1)	–	16,679	–	16,679
U.S. Government Obligations (1)	–	232,918	–	232,918
Investment Companies	25,830	252	–	26,082
Short-Term Investments	–	3,300	–	3,300
Total Investments	$25,830	$678,204	$–	$704,034

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 18.5% (1)

Fannie Mae – 0.5%
Pool #555649, 7.50%, 10/1/32	$73	$83
Pool #893082, 2.42%, 9/1/36	861	928
		1,011

Federal Home Loan Bank – 3.3%
0.63%, 11/23/16	6,000	6,006

Freddie Mac – 5.8%
Freddie Mac, 0.88%, 1/27/17	6,000	6,002
Pool #1J0365, 2.42%, 4/1/37	674	723
Pool #1J2840, 2.40%, 9/1/37	1,358	1,459
Pool #1Q0323, 2.96%, 5/1/37	2,298	2,410
Pool #410092, 2.29%, 11/1/24	13	13
		10,607

Government National Mortgage Association – 7.6%
Series 2012-123, Class A, 1.04%, 7/16/46	2,573	2,392
Series 2013-12, Class KA, 1.50%, 12/16/43	1,642	1,609
Series 2013-142, Class AD, 2.25%, 12/16/47	2,882	2,865
Series 2013-17, Class AF, 1.21%, 11/16/43	2,579	2,533
Series 2013-92, Class AB, 2.00%, 2/16/43	4,437	4,414
		13,813

Government National Mortgage Association II – 1.3%
Pool #82581, 4.00%, 7/20/40	2,230	2,345
Total U.S. Government Agencies
(Cost $33,792)		33,782

U.S. GOVERNMENT OBLIGATIONS – 78.1%

U.S. Treasury Notes – 78.1%
1.25%, 10/31/15	24,170	24,319
0.38%, 5/31/16	7,000	7,002
0.63%, 2/15/17	8,735	8,749

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 78.1% – continued

U.S. Treasury Notes – 78.1% – continued

0.50%, 3/31/17	$9,340	$9,329
0.63%, 8/31/17	25,610	25,564
1.00%, 3/15/18	21,425	21,504
0.63%, 4/30/18	7,000	6,937
1.38%, 6/30/18	6,170	6,246
1.50%, 2/28/19	190	192
1.63%, 4/30/19	8,250	8,387
1.00%, 9/30/19	6,250	6,166
1.38%, 3/31/20	15,965	15,967
1.75%, 3/31/22	2,000	2,005
		142,367
Total U.S. Government Obligations
(Cost $141,888)		142,367

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 0.3%

FlexShares Disciplined Duration MBS Index Fund (2)	10,000	$252
Northern Institutional Funds – U.S. Government Portfolio, 0.01% (2)	307,527	308
Total Investment Companies
(Cost $559)		560

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 5.2%

U.S. Treasury Bills, 0.09%, 10/15/15	$5,450	$5,446
0.12%, 4/2/15 (3)	4,000	4,000
Total Short-Term Investments
(Cost $9,447)		9,446

Total Investments – 102.1%
(Cost $185,686)		186,155

Liabilities less Other Assets – (2.1)%		(3,914)
NET ASSETS – 100.0%		$182,241

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND continued	MARCH 31, 2015

(2)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
2-Year U.S. Treasury Note	78	$17,094	Long	06/15	$59
5-Year U.S. Treasury Note	59	7,092	Long	06/15	86
10-Year U.S. Treasury Note	(29)	3,738	Short	06/15	(41)

Total					$104

At March 31,2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
U.S. Treasury	90.2%
U.S. Agency	9.5
Not Rated	0.1
Cash Equivalents	0.2

Total	100.0%

*  Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). U.S. government securities consist of obligations issued or guaranteed by the U.S. Treasury. Agency securities consist of obligations issued or guaranteed by U.S. government agencies and sponsored enterprises. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies (1)	$–	$33,782	$–	$33,782
U.S. Government Obligations (1)	–	142,367	–	142,367
Investment Companies	308	252	–	560
Short-Term Investments	–	9,446	–	9,446
Total Investments	$308	$185,847	$–	$186,155

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$145	$–	$–	$145
Liabilities
Futures Contracts	(41)	–	–	(41)
Total Other Financial Instruments	$104	$–	$–	$104

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 0.6%

Credit Card – 0.6%

Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 9/7/18	$20,000	$20,148
Total Asset-Backed Securities
(Cost $19,999)		20,148

CORPORATE BONDS – 13.2%

Automobiles Manufacturing – 1.2%

Ford Motor Credit Co. LLC, 1.68%, 9/8/17	4,000	3,994
1.10%, 3/12/19	24,750	24,673

Hyundai Capital America, 1.63%, 10/2/15 (1)	6,000	6,026
1.45%, 2/6/17 (1)(2)	3,000	3,003
		37,696

Banks – 3.3%

Bank of America N.A., 1.13%, 11/14/16	11,000	11,012
1.65%, 3/26/18	17,400	17,443

BB&T Corp., 0.91%, 2/1/19	5,000	5,015

Capital One N.A., 1.50%, 9/5/17	8,300	8,281
1.65%, 2/5/18	10,000	9,960

Citizens Bank N.A., 1.60%, 12/4/17	16,000	16,066

HSBC USA, Inc., 1.70%, 3/5/18	10,000	10,019
1.15%, 9/24/18	8,000	8,092

Manufacturers & Traders Trust Co., 1.40%, 7/25/17	14,000	14,040

US Bancorp, 3.44%, 2/1/16	5,000	5,100
		105,028

Chemicals – 0.3%

Monsanto Co., 1.15%, 6/30/17	10,000	10,040

Commercial Finance – 0.2%

GATX Corp., 1.25%, 3/4/17	7,000	6,971

Consumer Finance – 0.8%

American Express Credit Corp., 0.82%, 3/18/19	16,500	16,492

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 13.2% – continued

Consumer Finance – 0.8% – continued

Synchrony Financial, 1.48%, 2/3/20	$9,000	$9,042
		25,534

Diversified Banks – 2.3%

Bank of America Corp., 1.25%, 1/11/16	7,000	7,013
1.33%, 3/22/18	2,000	2,023
1.29%, 1/15/19	5,000	5,068
1.14%, 4/1/19	10,000	10,059

Citigroup, Inc., 1.30%, 11/15/16	6,100	6,110
1.80%, 2/5/18	5,000	5,010
1.04%, 4/8/19	18,000	17,993

JPMorgan Chase & Co., 1.21%, 1/23/20	20,000	20,305
		73,581

Electrical Equipment Manufacturing – 0.1%

Amphenol Corp., 1.55%, 9/15/17	3,250	3,259

Financial Services – 1.9%

Goldman Sachs Group (The), Inc., 1.60%, 11/23/15	10,000	10,058
1.07%, 12/15/17	5,000	5,021
1.36%, 11/15/18	9,000	9,098

Morgan Stanley, 1.75%, 2/25/16	14,245	14,338
1.01%, 1/5/18	3,500	3,508
1.54%, 4/25/18	4,000	4,064
1.11%, 1/24/19	8,000	8,027

MUFG Americas Holdings Corp., 1.63%, 2/9/18	5,000	5,000
		59,114

Food & Beverage – 0.2%

ConAgra Foods, Inc., 1.30%, 1/25/16	3,600	3,610

Kraft Foods Group, Inc., 1.63%, 6/4/15	2,000	2,003
		5,613

Health Care Facilities & Services – 0.1%

Express Scripts Holding Co., 1.25%, 6/2/17	5,000	4,995

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 13.2% – continued

Medical Equipment & Devices Manufacturing – 0.6%

Becton Dickinson and Co., 1.80%, 12/15/17	$5,000	$5,039

Zimmer Holdings, Inc., 1.45%, 4/1/17	12,750	12,775
		17,814

Metals & Mining – 0.3%

Freeport-McMoRan, Inc., 2.30%, 11/14/17	7,000	6,978

Glencore Funding LLC, 1.70%, 5/27/16 (1)	3,000	3,012
		9,990

Oil & Gas Services & Equipment – 0.1%

Cameron International Corp., 1.15%, 12/15/16	3,000	2,978

Pharmaceuticals – 0.1%

Mylan, Inc., 1.35%, 11/29/16	3,000	2,996

Pipeline – 0.1%

Enterprise Products Operating LLC, 1.25%, 8/13/15	3,300	3,305

Real Estate – 0.5%

ARC Properties Operating Partnership L.P., 2.00%, 2/6/17	10,000	9,695

WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 (1)(2)	5,000	5,026
		14,721

Retail – Consumer Discretionary – 0.1%

AutoZone, Inc., 1.30%, 1/13/17	5,000	5,010

Supermarkets & Pharmacies – 0.2%

Walgreens Boots Alliance, Inc., 1.75%, 11/17/17	5,000	5,045

Utilities – 0.3%

Dominion Resources, Inc., 1.25%, 3/15/17	9,000	9,011

Wireless Telecommunications Services – 0.5%

Verizon Communications, Inc., 2.50%, 9/15/16	3,888	3,971

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 13.2% – continued

Wireless Telecommunications Services – 0.5% – continued

2.02%, 9/14/18	$11,623	$12,123
		16,094
Total Corporate Bonds
(Cost $417,502)		418,795

FOREIGN ISSUER BONDS – 11.9%

Automobiles Manufacturing – 0.1%

Hyundai Capital Services, Inc., 1.07%, 3/18/17 (1)(2)	4,000	4,005

Banks – 6.1%

Abbey National Treasury Services PLC, 1.38%, 3/13/17	18,000	18,076
1.65%, 9/29/17	25,000	25,156

ABN AMRO Bank N.V., 1.38%, 1/22/16 (1)	13,000	13,059
1.06%, 10/28/16 (1)(2)	10,000	10,067

BPCE S.A., 1.51%, 4/25/16	10,000	10,090
1.63%, 2/10/17	3,000	3,024

Commonwealth Bank of Australia, 1.63%, 3/12/18	35,000	35,156

Deutsche Bank A.G., 1.88%, 2/13/18	10,000	10,014

ING Bank N.V., 1.91%, 9/25/15 (1)	8,500	8,558
1.21%, 3/7/16 (1)	20,000	20,114

Lloyds Bank PLC, 0.79%, 3/16/18	12,500	12,522

Macquarie Bank Ltd., 2.00%, 8/15/16 (1)	13,000	13,152
1.65%, 3/24/17 (1)(2)	5,000	5,025

National Australia Bank Ltd., 1.60%, 8/7/15	10,000	10,042
		194,055

Diversified Banks – 2.5%

BNP Paribas S.A., 1.25%, 12/12/16	25,000	25,097

Credit Agricole S.A., 1.41%, 4/15/16 (1)	19,500	19,641
1.12%, 10/3/16 (1)	10,000	10,059

Societe Generale S.A., 1.35%, 10/1/18	24,000	24,395
		79,192

See Notes to the Financial Statements.

FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 11.9% – continued

Exploration & Production – 0.3%

Sinopec Group Overseas Development 2014 Ltd., 1.17%, 4/10/19 (1)(2)	$10,000	$9,980

Financial Services – 0.3%

Hutchison Whampoa International 14 Ltd., 1.63%, 10/31/17 (1)	8,500	8,465

Food & Beverage – 0.7%

Suntory Holdings Ltd., 1.65%, 9/29/17 (1)	20,000	20,081

Government Development Banks – 0.1%

Korea Development Bank (The), 3.25%, 3/9/16	3,800	3,876

Integrated Oils – 0.8%

BP Capital Markets PLC, 0.90%, 9/26/18	5,000	4,999

Petrobras Global Finance B.V., 1.88%, 5/20/16	18,000	17,012
3.25%, 3/17/17	4,350	4,013
		26,024

Machinery Manufacturing – 0.1%

Pentair Finance S.A., 1.35%, 12/1/15	4,000	4,010

Medical Equipment & Devices Manufacturing – 0.1%

Covidien International Finance S.A., 1.35%, 5/29/15	2,700	2,704

Metals & Mining – 0.1%

Glencore Finance Canada Ltd., 2.05%, 10/23/15 (1)	4,000	4,017

Pharmaceuticals – 0.6%

Actavis Funding SCS, 1.30%, 6/15/17	10,000	9,914
2.35%, 3/12/18	9,500	9,629
		19,543

Tobacco – 0.1%

BAT International Finance PLC, 1.40%, 6/5/15 (1)	3,000	3,004
Total Foreign Issuer Bonds
(Cost $378,256)		378,956

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1%

Alabama – 0.1%

Alabama State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/16	$3,000	$3,189

Alaska – 0.0%

Alaska State Housing Finance Corp. Revenue Bonds, Series A, State Capital Project (G.O. of Corp. Insured), 5.00%, 12/1/15	1,000	1,032

Arizona – 0.1%

Arizona School Facilities Board Refunding COPS, Series A-2, 4.00%, 9/1/15	1,000	1,016

Maricopa County High School District No. 210 Phoenix G.O. Limited Refunding Bonds, 3.00%, 7/1/16	1,850	1,914
		2,930

Arkansas – 0.1%

Arkansas State Federal Highway Grant Anticipation G.O. Unlimited Bonds, 5.00%, 4/1/15	2,600	2,600

North Little Rock School District No. 1 Construction G.O. Limited Bonds, Series B (State Aid Withholding), 5.00%, 2/1/16	1,785	1,856
		4,456

California – 6.3%

Bay Area Toll Bridge Authority Variable Revenue Bonds, Series A, 1.00%, 4/3/17	26,000	26,110

Beverly Hills Public Financing Authority Lease Revenue Refunding Bonds, Series A, Project of 2003, 3.00%, 6/1/15	2,985	2,999

California Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, The J Paul Getty Trust, 0.30%, 4/1/18	21,000	20,928

California State Department of Water Supply Resources Revenue Bonds, Series M, 5.00%, 5/1/15	5,650	5,673

California State Department of Water System Resources Center Valley Project Variable Revenue Bonds, Series AT, 0.32%, 12/1/17	9,000	8,999

California State Earthquake Authority TRB, 1.82%, 7/1/17	2,500	2,506

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

California – 6.3% – continued

California State Floating G.O. Unlimited Refunding Bonds, Series A, 0.70%, 5/1/15	$2,500	$2,501

California State G.O. Unlimited Refunding Bonds, 5.00%, 3/1/18	11,125	12,447

California State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/16	5,635	6,010

California State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/16	1,000	1,063

California State Index Floating Rate G.O. Unlimited Bonds, Series D, 0.82%, 12/1/17	5,000	5,050

California State Infrastructure & Economic Development Bank Variable Revenue Refunding Bonds, Series A1, J Paul Getty Trust, 0.30%, 4/1/16	7,305	7,312

California State Infrastructure & Economic Development Bank Various Revenue Refunding Bonds, Series A2, The J Paul Getty Trust, 0.30%, 4/3/17	13,800	13,802

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 9/1/15	3,000	3,061
5.00%, 9/1/16	7,435	7,930

California State Various Purpose G.O. Unlimited Refunding Bonds, 4.00%, 2/1/16	10,500	10,837
5.00%, 4/1/17	4,000	4,352

California Statewide Communities Development Authority Student Housing Revenue Bonds, UCI East Apartments Irvine LLC, Prerefunded, 5.63%, 5/15/15	4,000	4,027

Contra Costa Transportation Authority Sales Tax Revenue Refunding Bonds, 0.49%, 12/15/15	10,600	10,603

Los Angeles Community College District G.O. Unlimited Bonds, Series G, 3.00%, 8/1/17	3,000	3,168

Los Angeles Solid Waste Resource Revenue Refunding Bonds, Series B, 5.00%, 2/1/16	10,000	10,407

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

California – 6.3% – continued

Los Angeles Wastewater System Revenue Refunding Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 6/1/15	$5,500	$5,544

Metropolitan Water District of Southern California Revenue Refunding Bonds, Series C, 4.00%, 10/1/15	3,000	3,059

Nuveen AMT-Free Municipal Income Fund Tax-Exempt Preferreds, Important Shares Institutional Municipal Fund, 0.49%, 7/1/18 (1)(2)	7,000	7,002

Sacramento Municipal Utility District Electricity Revenue Bonds, Series U (AGM Insured), 3.38%, 8/15/15	5,000	5,061

San Francisco City & County Public Utilities Commission Revenue Refunding Bonds, Series A, 3.00%, 10/1/15	3,000	3,044
4.00%, 10/1/15	2,000	2,039

University of California Regents Revenue Refunding Bonds, Series I, 5.00%, 5/15/17	4,000	4,374
		199,908

Colorado – 0.6%

Colorado State Board of Governors University Enterprise System Revenue Refunding Bonds, Series A (State Higher Education Intercept Program), 3.00%, 3/1/16	2,250	2,307

Denver City & County G.O. Unlimited Refunding Bonds, Series A, Better Denver, 5.00%, 8/1/16	15,000	15,936
		18,243

Connecticut – 3.2%

Connecticut State Development Authority PCR, Series A (AMT), Connecticut Light & Power Project, 1.55%, 5/1/31	17,315	17,315

Connecticut State G.O. Unlimited Bonds, Series A, GAAP Conversion, 4.00%, 10/15/16	2,640	2,786

Connecticut State G.O. Unlimited Bonds, Series A, Sifma Index, 0.25%, 3/1/16	1,000	1,000
0.44%, 3/1/18	1,000	999

See Notes to the Financial Statements.

FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Connecticut – 3.2% – continued

Connecticut State G.O. Unlimited Bonds, Series D, Sifma Index, 0.90%, 8/15/18	$1,500	$1,521

Connecticut State G.O. Unlimited Refunding Bonds, Series C, 4.00%, 6/15/16	19,500	20,375

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series A, Yale University, 0.80%, 7/26/17	20,910	20,898

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series T-2, Yale University, 0.60%, 2/1/17	4,850	4,840

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series X-2, Yale University, 0.90%, 2/1/18	25,000	24,980

Connecticut State SIFMA Index G.O. Unlimited Bonds, Series B, 0.51%, 3/1/19	1,500	1,500

Connecticut State Special Tax Obligation Revenue Bonds, Series A, Transportation Infrastructure, 4.00%, 9/1/17	2,000	2,156

University of Connecticut Revenue Bonds, Series A, 4.00%, 8/15/15	2,000	2,029
		100,399

Delaware – 0.1%

Delaware State G.O. Unlimited Bonds, Series B, 5.00%, 2/1/17	1,540	1,667

University of Delaware Variable Revenue Bonds, Series C, 0.70%, 5/1/16	2,000	2,010
		3,677

District of Columbia – 0.5%

District of Columbia Income Tax Secured Revenue Refunding Bonds, Series E, 0.62%, 12/1/15	16,775	16,805

Florida – 5.6%

Citizens Property Insurance Corp. Adjustable Personal & Commercial Lines Revenue Bonds, Series S, 1.27%, 6/1/15	23,500	23,541

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Florida – 5.6% – continued

Citizens Property Insurance Corp. High Risk Revenue Bonds, Series A1, Senior Secured, 5.00%, 6/1/16	$8,750	$9,219

Citizens Property Insurance Corp. High Risk Senior Secured Revenue Bonds, Series A-1, 6.00%, 6/1/16	10,240	10,906
5.50%, 6/1/17	2,600	2,860

Citizens Property Insurance Corp. Revenue Bonds, Series A-1, Senior Secured, 5.00%, 6/1/16	1,000	1,054
5.00%, 6/1/17	7,100	7,734

Florida State Board of Education G.O. Unlimited Refunding Bonds, Series B, 5.00%, 1/1/18	25,000	27,821

Florida State Board of Governors University System Improvement Revenue Refunding Bonds, Series A, 5.00%, 7/1/15	1,000	1,012

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series C, Capital Outlay, 5.00%, 6/1/15	4,880	4,920

Florida State Department of Environmental Protection Preservation Revenue Refunding Bonds, 5.00%, 7/1/17	5,000	5,479

Florida State Housing Finance Corp. Revenue Bonds, Series A, Hilltop Landings Apartments, 0.75%, 3/1/17	3,000	2,996

Florida State Housing Finance Corp. Revenue Bonds, Series C, Garden Vista Apartments, 0.55%, 3/1/16	4,000	4,001

Florida State Housing Finance Corp. Revenue Bonds, Series SE, Crossing at Indian Run Apartments, 0.55%, 6/1/16	7,000	7,003

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, Escrowed To Maturity, 5.00%, 7/1/15	3,285	3,324
5.00%, 7/1/16	20,050	21,207

Florida State Turnpike Authority Revenue Bonds, Series B, 5.00%, 7/1/16	7,500	7,936

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Florida – 5.6% – continued

Florida State Turnpike Authority Revenue Refunding Bonds, Series A, Department of Transportation, 5.00%, 7/1/16	$5,000	$5,290

Florida State Turnpike Authority Revenue Refunding Bonds, Series C, Department of Transportation, 5.00%, 7/1/16	4,430	4,687

Greater Orlando Aviation Authority Airport Facilities Revenue Refunding Bonds, Series A (AMT) (AGM Insured), 5.00%, 10/1/16	3,145	3,356

Hillsborough County Aviation Authority, Tampa International Airport Revenue Refunding Bonds, Subseries A (AMT), 4.00%, 10/1/15	2,000	2,038

Jacksonville Special Revenue Bonds, Series A-1, 5.00%, 10/1/17	2,000	2,209

Jacksonville Special Revenue Refunding Bonds, Series C, 5.00%, 10/1/15	1,000	1,024

Jea Electric System Revenue Bonds, Subseries B, 5.00%, 10/1/15	900	922

Lakeland Energy System Variable Revenue Refunding Bonds, 0.77%, 10/1/17	1,000	1,004

Miami-Dade County Housing Finance Authority Revenue Bonds, Golfside Villas Apartments Project, 0.55%, 5/1/16	5,500	5,502

Okeechobee County Solid Waste Disposal Management Landfill Variable Revenue Bonds, Series A, 2.25%, 7/1/16	1,250	1,282

Palm Beach County Revenue Refunding Bonds, 5.00%, 11/1/16	2,320	2,486

Palm Beach County School Board Term Rate COPS, Series A, 5.00%, 8/1/16	5,100	5,401

Pasco County School District Sales TRB, 3.00%, 10/1/15	1,000	1,014
3.00%, 10/1/16	1,350	1,401
		178,629

Georgia – 2.0%

Albany Sales Tax G.O. Unlimited Bonds, 2.00%, 6/1/15	1,300	1,304

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Georgia – 2.0% – continued

Atlanta Airport Revenue Refunding Bonds, Series C (AMT), 4.00%, 1/1/16	$2,000	$2,056
5.00%, 1/1/17	2,500	2,692

Atlanta Water & Wastewater Revenue Refunding Bonds, Series B, 5.00%, 11/1/15	3,000	3,085

Burke County Development Authority Revenue Bonds, Georgia Power Co. Plant Vogle Project, 1.38%, 4/4/17	1,000	1,005

Columbia County School District G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 4/1/16	1,800	1,886

Georgia State G.O. Unlimited Bonds, Series C-1, 5.00%, 10/1/16	13,000	13,900

Georgia State G.O. Unlimited Bonds, Series H, 5.00%, 12/1/16	6,000	6,456

Metropolitan Atlanta Rapid Transit Authority Sales Tax Variable Revenue Bonds, Series A, 0.32%, 7/1/17	22,000	21,999

Metropolitan Atlanta Rapid Transit Authority Sales Variable TRB, Series B, Second Indenture, 0.30%, 7/1/17	7,000	6,995

Private Colleges & Universities Authority Revenue Bonds, Series A, Emory University, 4.00%, 10/1/15	1,390	1,417
		62,795

Hawaii – 0.2%

Hawaii State Airports System Revenue Refunding Bonds, Series B (AMT), 5.00%, 7/1/16	6,100	6,444

Hawaii State G.O. Unlimited Refunding Bonds, Series EK, 5.00%, 8/1/16	1,000	1,063
		7,507

Illinois – 0.2%

Evanston G.O. Unlimited Refunding Bonds, Series B, 2.00%, 12/1/15	1,920	1,943

See Notes to the Financial Statements.

FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Illinois – 0.2% – continued

Illinois State Unemployment Insurance Fund Building Receipts Revenue Bonds, Series A, 5.00%, 6/15/16	$4,700	$4,965
		6,908

Indiana – 0.9%

Indiana State Health Facility Financing Authority Revenue Bonds, Subseries A-3, Ascension Health Credit Group, 4.00%, 8/1/17	5,000	5,362

Whiting Environmental Facilities Variable Revenue Bonds (AMT), 0.77%, 12/2/19	25,000	24,894
		30,256

Iowa – 0.0%

Johnston G.O. Unlimited Refunding Bonds, Series A, 4.00%, 6/1/15	1,225	1,233

Kansas – 0.2%

Kansas State Department of Transportation Highway Adjustable Revenue Refunding Bonds, Series B-4, Libor Index, 0.44%, 9/1/18	4,000	4,002

Kansas State Department of Transportation Highway Adjustable Revenue Refunding Bonds, Series B-5, Libor Index, 0.52%, 9/1/19	3,500	3,494
		7,496

Kentucky – 0.6%

Danville City Water & Sewer Revenue Bonds, BANS, 2.00%, 8/1/16	2,000	2,027

Kentucky State Asset Liability Commission General Receipts Revenue Bonds, Series A, University Project Notes (AMBAC Insured), 5.00%, 10/1/15	2,215	2,269

Kentucky State Economic Development Finance Authority Variable Revenue Bonds, Window - Catholic Health, 0.17%, 8/27/15	14,720	14,602
		18,898

Louisiana – 1.3%

Ernest N Morial-New Orleans Exhibit Hall Authority Special Tax Refunding Bonds, 4.00%, 7/15/17	1,000	1,070

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Louisiana – 1.3% – continued

Louisiana State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/15/15	$1,000	$1,014

Louisiana State Gas & Fuels Tax Revenue Refunding Bonds, Series A, 2nd Lien, Libor Index, 0.60%, 5/1/18	19,000	19,056

Louisiana State Gas & Fuels Tax Revenue Refunding Bonds, Series B2, Second Lien, 0.68%, 5/1/18	20,000	20,137

Shreveport Water & Sewer Improvement G.O. Unlimited Bonds, 4.00%, 9/1/17	1,000	1,075
		42,352

Maryland – 4.8%

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 2/1/17	5,500	5,950
5.00%, 8/1/17	5,425	5,972

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 11/1/16	13,150	14,105

Baltimore Wastewater Project Revenue Bonds, Subseries C, 3.00%, 7/1/17	760	799

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, First Series B, 5.00%, 3/15/17	6,300	6,846

Maryland State & Local Facilities Loan of 2013 G.O. Limited Bonds, First Series, 5.00%, 3/1/16	4,000	4,175

Maryland State Department of Transportation Consolidated Revenue Bonds, 4.00%, 2/15/16	4,855	5,016
5.50%, 6/1/17	6,200	6,854

Maryland State G.O. Unlimited Bonds, Series A, 5.00%, 3/1/18	20,300	22,726

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series C, (The) Johns Hopkins Health System, 0.95%, 11/15/17	5,000	5,039

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Maryland – 4.8% – continued

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series D, (The) Johns Hopkins Health System, 0.95%, 11/15/17	$5,000	$5,040

Maryland State Health & Higher Educational Facilities Authority Variable Revenue Bonds, Series A, Johns Hopkins Health System, 0.72%, 5/15/18	15,100	15,193

Maryland State Health & Higher Educational Facilities Authority Variable Revenue Bonds, Series B, Johns Hopkins Health System, 0.70%, 5/15/18	10,700	10,759

Maryland State Housing & Community Development Administration Department Variable Revenue Bonds, Series B, 0.97%, 3/1/16	1,100	1,103

Montgomery County Consolidated Public Improvement G.O. Unlimited Refunding Bonds, Series A, 5.00%, 7/1/16	4,000	4,235

Montgomery County G.O. Unlimited Bonds, Series A, 5.00%, 11/1/16	12,000	12,871

Montgomery County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 11/1/16	7,625	8,179

Prince George’s County Consolidated Public Improvement G.O. Limited Refunding Bonds, Series B, 5.00%, 12/1/16	8,000	8,608

University System of Maryland Auxilary Facility & Tuition Revenue Bonds, Series A, 5.00%, 4/1/16	4,570	4,789

University System of Maryland Auxilary Facility & Tuition Revenue Refunding Bonds, Series B, 4.00%, 4/1/16	3,500	3,632
		151,891

Massachusetts – 2.8%

Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series A, Harvard University, 5.00%, 11/15/17	1,000	1,111

Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series A, University of Massachusetts, 0.70%, 4/1/16	7,500	7,522

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Massachusetts – 2.8% – continued

Massachusetts Housing Development Finance Agency Revenue Bonds, Colonial Estates, 0.95%, 3/1/16	$9,900	$9,917

Massachusetts Housing Finance Agency Revenue Bonds, Series E, 0.95%, 6/1/16	4,500	4,504

Massachusetts State Development Finance Agency Variable Revenue Bonds, Series U-1, Boston University, 0.60%, 3/30/17	8,000	8,040

Massachusetts State Development Finance Agency Variable Revenue Bonds, Series U-6E, Boston University, 0.57%, 9/30/16	5,100	5,123

Massachusetts State Development Finance Agency Variable Revenue Bonds, Series M, 0.57%, 1/30/18	24,370	24,369

Massachusetts State Federal Highway Revenue Bonds, Accelerated GANS, Series A, 4.00%, 6/15/16	1,000	1,045

Massachusetts State G.O. Limited Bonds, Series A, 5.00%, 12/1/16	6,000	6,453

Massachusetts State G.O. Limited Refunding Bonds, Series C, 3.00%, 8/1/16	9,000	9,319

Massachusetts State Housing Finance Agency Revenue Bonds, Series A, Construction Loan Notes, 0.65%, 12/1/16	1,000	1,000

Massachusetts State Housing Finance Agency Revenue Bonds, Series C, Construction Loan Notes, 0.95%, 12/1/15	5,000	5,004

Nantucket G.O. Limited Refunding Bonds, 2.00%, 10/1/15	1,035	1,045

University of Massachusetts Building Authority Revenue Refunding Bonds, Senior Series 2 (AMBAC Insured), 4.00%, 11/1/15	5,000	5,113
		89,565

Michigan – 0.8%

Michigan State Finance Authority Revenue Refunding Bonds, Clean Water Subordinate State Revolving Fund, 5.00%, 10/1/15	1,650	1,690

See Notes to the Financial Statements.

FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Michigan – 0.8% – continued

Michigan State Finance Authority Revenue Refunding Bonds, Drinking Water Subordinate State Revolving Fund, 5.00%, 10/1/15	$2,275	$2,331

Michigan State G.O. Unlimited Refunding Bonds, 5.50%, 12/1/15	1,075	1,113

Michigan State Strategic Fund Exempt Facilities Adjustable Revenue Bonds (AMT), Waste Management, Inc. Project, 1.50%, 8/1/17	2,500	2,494

Romeo Community School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 2.00%, 5/1/17	2,115	2,164

Saline Area Schools Variable G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 0.57%, 11/2/15	12,200	12,195

Warren Downtown Development G.O. Limited Tax Refunding Bonds, 2.00%, 10/1/16	1,000	1,020
2.00%, 10/1/17	900	922
		23,929

Minnesota – 4.2%

Edina G.O. Unlimited Refunding Bonds, Series B, 3.00%, 2/1/17	3,690	3,857

Metropolitan Council Minneapolis- Saintpaul Metropolitan Area G.O. Unlimited GANS, Series A, 1.00%, 3/1/16	38,700	38,844

Minnesota State Appropriation General Fund Revenue Bonds, Series A, 3.00%, 6/1/16	1,500	1,548
4.00%, 6/1/16	2,000	2,087

Minnesota State G.O. Unlimited Bonds, Prerefunded, 5.00%, 11/1/16	7,000	7,505

Minnesota State G.O. Unlimited Bonds, Series A, 5.00%, 8/1/16	13,670	14,523

Minnesota State Public Facilities Authority Water PCR Refunding Bonds, Series B, 5.00%, 3/1/17	22,000	23,873

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 5.00%, 8/1/16	10,000	10,624

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Minnesota – 4.2% – continued

Minnesota State Various Purpose G.O. Unlimited Bonds, Unrefunded Balance, 5.00%, 8/1/17	$16,000	$17,606

Moorhead Independent School Building District No. 152 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program Insured), 5.00%, 4/1/16	2,500	2,619

Pipestone County Medical Center Revenue BANS, 0.85%, 5/1/17	1,100	1,097

University of Minnesota Revenue Bonds, Series B, 4.00%, 1/1/17	1,600	1,697

Wayzata Independent School District No. 284 G.O. Unlimited Refunding Bonds (School District Credit Program Insured), 5.00%, 2/1/17	7,620	8,234
		134,114

Mississippi – 0.1%

Mississippi State Business Finance Corp. Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, 1.13%, 9/1/17	2,250	2,247

Missouri – 0.1%

Missouri Joint Municipal Electric Utility Commission Power Project Revenue Refunding Bonds, 5.00%, 1/1/17	2,000	2,150

Municipal States Pooled Securities – 1.5%

BB&T Municipal Trust Certificates Revenue Bonds, Class C, 0.72%, 11/15/17 (1)(2)	20,000	20,000

BB&T Municipal Trust Variable Revenue Bonds, Series C (Rabobank Nederland LOC), 0.52%, 12/1/15 (1)(2)	3,291	3,291

Nuveen Dividend Advantage Municipal Fund 3 Tax-Exempt Preferreds (AMT), Important Institutional Municipal Fund, 0.77%, 10/1/17 (1)(2)	25,000	25,005
		48,296

Nevada – 3.5%

Clark County Airport System Revenue Bonds, Series C1 (AMT), Junior Sub Lien, 2.50%, 7/1/15	7,750	7,794

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX- ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Nevada – 3.5% – continued

Clark County Airport System Revenue Refunding Bonds, Series A-1 (AMT), Subordinate Lien, 5.00%, 7/1/15	$2,250	$2,277
5.00%, 7/1/16	3,000	3,170
5.00%, 7/1/17	4,500	4,926

Clark County G.O. Limited Refunding Bonds, Series A, 5.00%, 7/1/17 (3)	14,400	15,783

Clark County School District G.O. Limited Refunding Bonds, Series A, 5.00%, 6/15/17	51,500	56,267

Clark County School District G.O. Limited Refunding Bonds, Series A (AMBAC Insured), 4.00%, 6/15/16	7,200	7,514

Nevada Special Revenue Bonds, Unemployment Compensation Fund, 5.00%, 6/1/16	6,500	6,855

Washoe County School Building District G.O. Limited Refunding Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 6/1/15	5,355	5,398
		109,984

New Jersey – 1.2%

New Jersey Building Authority Revenue Refunding Bonds, Series A, 5.00%, 6/15/16	6,000	6,316

New Jersey State Economic Development Authority Variable Revenue Refunding Bonds, School Facilities Construction, 0.75%, 2/1/17	6,485	6,493

New Jersey State EDA Solid Waste Facilities Revenue Bonds, Series A (AMT), Disposal Waste Management, 0.55%, 6/1/15	1,800	1,800

New Jersey State Housing & Mortgage Finance Agency Conduit Revenue Bonds, Series E, Broadway Townhouses Project, 0.60%, 12/1/16	2,000	1,998

New Jersey State Housing & Mortgage Finance Agency Revenue Bonds, Series 4 (AMT), 0.90%, 5/1/15	2,860	2,862

New Jersey State Transit Corp. Revenue Bonds, Series A, GANS, 5.00%, 9/15/16	5,000	5,314

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

New Jersey – 1.2% – continued

New Jersey State Transportation Program Trust Fund Authority Revenue Bonds, Series AA (State Appropriation Insured), 4.00%, 6/15/15	$6,000	$6,042

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series A, 4.00%, 12/15/15	1,550	1,586
5.00%, 12/15/15	1,435	1,479

New Jersey State Turnpike Authority Revenue Bonds, Series D, 0.70%, 1/1/18	3,200	3,221
		37,111

New Mexico – 1.5%

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 7/1/17	1,200	1,317

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Revenue Refunding Bonds, Series B, Subordinate Lien, 3.00%, 7/1/16	1,110	1,146
5.00%, 7/1/17	1,200	1,315

Las Cruces State Shared Gross Receipts Tax Revenue Refunding Bonds, 4.00%, 6/1/16	2,110	2,199

Las Cruces State Shared Gross Receipts TRB, 4.00%, 6/1/17	2,165	2,318

New Mexico State Capital Projects G.O. Unlimited Bonds, 5.00%, 3/1/17	10,335	11,209
5.00%, 3/1/18	11,000	12,305

New Mexico State Municipal Energy Acquisition Authority Gas Supply Variable Revenue Bonds, Subseries B, 0.87%, 8/1/19	15,100	15,168
		46,977

New York – 8.1%

Brookhaven G.O. Limited Bonds, Series A, 3.00%, 2/1/17	6,565	6,864

Metropolitan Transportation Authority Dedicated Tax Fund Floating Revenue Refunding Bonds, Subseries B-3C, 0.47%, 11/1/19	5,000	5,000

See Notes to the Financial Statements.

FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

New York – 8.1% – continued

Metropolitan Transportation Authority Revenue Refunding Bonds, Subseries G-4, 0.96%, 11/1/17	$8,080	$8,138

Metropolitan Transportation Authority Variable Revenue Refunding Bonds, Subseries D2 (AGM Insured), 0.72%, 5/15/18	9,200	9,210

Metropolitan Transportation Various Authority Dedicated Tax Fund Revenue Refunding Bonds, Series 2008A-2A, 0.40%, 6/1/17	5,000	5,000

New York City G.O. Unlimited Bonds, Series E, 5.00%, 8/1/16	1,220	1,296

New York City G.O. Unlimited Bonds, Series E, 5.00%, 8/1/17	2,685	2,951

New York City G.O. Unlimited Bonds, Series B, 3.00%, 8/1/15	2,000	2,019

New York City G.O. Unlimited Bonds, Series H, 2.00%, 8/1/15	2,500	2,516

New York City G.O. Unlimited Refunding Bonds, Series B, 4.00%, 8/1/16	7,000	7,345

New York City G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/17	8,500	9,342

New York City Housing Development Corp. MF Housing Revenue Bonds, Series E-1-A, 0.75%, 11/1/16	2,000	2,000

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B1, Escrowed to Maturity, 5.00%, 11/1/15	5,000	5,140

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E, 5.00%, 11/1/16	10,950	11,757

New York City Transitional Finance Authority Future TRB, Subseries D, Fiscal 2013, 5.00%, 11/1/16	5,000	5,369

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

New York – 8.1% – continued

New York City Transitional Finance Authority Subordinate Future Tax Secured Revenue Bonds, Prerefunded, Series B1, Escrowed to Maturity, 5.00%, 11/1/16	$1,635	$1,753

New York City Transitional Finance Authority Subordinate Future Tax Secured Revenue Bonds, Series B1, Unrefunded Balance, 5.00%, 11/1/16	1,365	1,466

New York Fiscal 2008 G.O. Unlimited Bonds, Series A-1, 5.00%, 8/1/15	3,000	3,049

New York G.O. Unlimited Bonds, Series H, Subseries H-B, 5.00%, 3/1/16	4,875	5,091

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Bonds, Series A, 5.00%, 2/15/17	2,400	2,599

New York State Dormitory Authority Personal Income TRB, Series C, Group A, 4.00%, 3/15/16	23,500	24,350

New York State Dormitory Authority Personal Income TRB, Series D, 5.00%, 6/15/16	8,000	8,455

New York State Dormitory Authority Supported Debt Revenue Bonds, Series A, State University Dormitory Facilities, 4.00%, 7/1/15	1,700	1,716

New York State G.O. Unlimited Bonds, Series A, 5.00%, 3/1/16	10,000	10,443

New York State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 4/15/17	10,000	10,919

New York State Thruway Authority General Revenue Bonds, Second Series B (NATL Insured), 5.00%, 4/1/16	10,095	10,339

New York State Urban Development Corp. Personal Income TRB, Series A, 5.00%, 3/15/17	5,000	5,430
5.00%, 3/15/17	4,000	4,344

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, Service Contract, 5.25%, 1/1/17	6,730	7,278

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

New York – 8.1% – continued

Nuveen AMT-Free Municipal Income Fund Tax-Exempt Preferreds, Important Shares Institutional Municipal Fund, 0.64%, 10/1/17 (1)(2)	$15,000	$15,003

Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 186 (AMT), 4.00%, 10/15/16	3,800	4,000

Port Authority of New York & New Jersey Consolidated-One Hundred Forty-Sixth Revenue Bonds (AMT), (AGM G.O. of Authority Insured), 5.00%, 12/1/17	5,000	5,389

Suffolk County Water Authority Revenue BANS, Series A, 4.00%, 1/15/16	11,500	11,848

Triborough Bridge & Tunnel Authority Taxable Revenue Refunding Bonds, Subseries D, Floating Notes, 0.63%, 2/1/16	38,220	38,222

Triborough Bridge & Tunnel Authority Variable Revenue Refunding Bonds, General Subseries B-4, 0.63%, 2/1/16	3,500	3,507
		259,148

North Carolina – 0.8%

Mecklenburg County COPS, Series A, 0.42%, 2/1/16	10,000	9,974

Mecklenburg County G.O. Unlimited Bonds, Series A, 5.00%, 4/1/17	3,000	3,265

North Carolina State G.O. Unlimited Refunding Bonds, Series D, 3.00%, 6/1/15	2,575	2,588

North Carolina State G.O. Unlimited Refunding Bonds, Series E, 5.00%, 5/1/16	2,000	2,103

North Carolina State Limited Obligation Revenue Refunding Bonds, Series B, 5.00%, 11/1/16	1,255	1,345

Wake County Public Improvement G.O. Unlimited Bonds, 5.00%, 9/1/17	5,670	6,258
		25,533

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

North Dakota – 0.0%

Fargo G.O. Unlimited Refunding Bonds, Series F, 5.00%, 5/1/17	$1,065	$1,162

Ohio – 1.6%

Columbus City G.O. Unlimited Refunding Bonds, Series 2012-3, 4.00%, 8/15/15	8,485	8,607

Columbus City G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/15/16	12,915	13,453

Franklin County Various Purpose G.O. Limited Tax Bonds, 3.00%, 12/1/15	1,500	1,529

Lancaster Port Authority Gas Variable Revenue Refunding Bonds, 0.84%, 8/1/19	16,000	16,125

Northeast Ohio Regional Sewer District Re, 5.00%, 11/15/17	3,000	3,329

Ohio State Higher Educational Facility Commission Revenue Bonds, Series A-2, Cleveland Clinic Health System Obligation, 0.49%, 1/1/18	2,000	2,007

Ohio State Lease Appropriation Revenue Bonds, Series A, Mental Health, 3.00%, 2/1/16	1,750	1,790

Ohio State Water Development Authority Solid Waste Disposal Variable Revenue Bonds, Waste Management Project, 2.25%, 7/1/16	1,500	1,539

Ohio State Water Quality Development Authority PCR Bonds, Series F, Prerefunded, 5.00%, 6/1/15	1,000	1,008
		49,387

Oklahoma – 0.2%

Oklahoma City G.O. Unlimited Refunding Bonds, 2.00%, 3/1/17	2,000	2,055

Oklahoma County Independent School District #12 Edmond Combined Purpose G.O. Unlimited Bonds, 1.25%, 3/1/16	1,200	1,210

Tulsa G.O. Unlimited Bonds, 2.00%, 3/1/17	2,930	3,009
		6,274

See Notes to the Financial Statements.

FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Oregon – 0.3%

Gilliam County Solid Waste Management Disposal Variable Revenue Bonds, Series A (AMT), 2.50%, 5/1/17	$5,000	$5,178

Port of Portland International Airport Revenue Refunding Bonds, Series B (AMT), 5.00%, 7/1/15	1,550	1,569

Portland G.O. Limited TRB, Milwaukie, 4.00%, 9/1/15	1,350	1,372

Portland Public Safety Projects & Emerging G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/15/16	1,750	1,849
		9,968

Pennsylvania – 3.7%

Chester County IDA Student Housing Revenue Refunding BANS, University Student Housing Project, 0.65%, 2/1/17	6,700	6,687

North Penn Water Authority Variable Revenue Refunding Bonds, 0.53%, 11/1/19	1,000	1,005
0.62%, 11/1/19	4,080	4,102

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series A, UPMC, 4.00%, 2/1/17	1,430	1,519

Pennsylvania State Economic Development Financing Authority Unemployment Compensation Revenue Bonds, Series A, 5.00%, 7/1/15	4,000	4,049
5.00%, 7/1/16	12,000	12,709

Pennsylvania State G.O. Unlimited Bonds, 5.00%, 3/15/17	27,200	29,464

Pennsylvania State G.O. Unlimited Bonds, Second Series, 5.00%, 10/15/16	4,000	4,280

Pennsylvania State HFA SFM Revenue Bonds, Series 114A (AMT), 1.55%, 10/1/16	1,910	1,928

Pennsylvania State Housing Finance Agency SFM Revenue Bonds, Series 114A (AMT), 1.05%, 4/1/15	310	310

Pennsylvania State Third G.O. Unlimited Refunding Bonds (NATL-RE Insured), 5.38%, 7/1/16	10,000	10,629

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Pennsylvania – 3.7% – continued

Pennsylvania State Turnpike Commission Variable Revenue Refunding Bonds, Series B-1, 0.32%, 12/1/16	$13,000	$13,021
0.62%, 12/1/18	12,000	12,074

Pennsylvania Turnpike Commission Variable Revenue Bonds, Series B, 0.42%, 12/1/15	6,000	6,003

Philadelphia G.O. Unlimited Bonds, Series A, 5.00%, 7/15/15	2,070	2,099
5.00%, 7/15/16	1,000	1,059

Philadelphia Water & Wastewater Revenue Refunding Bonds, Series A, 5.00%, 6/15/16	1,500	1,585

State Public School Building Authority Lease Revenue Bonds, School District of Philadelphia Project (State Intercept Program), 5.00%, 4/1/15	1,000	1,000

University Area Joint Authority Variable Revenue Refunding Bonds, 0.42%, 11/1/17	5,400	5,403
		118,926

South Carolina – 1.0%

Horry County School District G.O. Unlimited Refunding Bonds, Series B (SCSDE Insured), 5.00%, 3/1/18	3,560	3,982

Lexington County School District #1 G.O. Unlimited Refunding Bonds, Series A (SCSDE Insured), 5.00%, 2/1/17	2,840	3,068

Richland County School District No. 2 G.O. Unlimited Refunding Bonds, Series C (SCSDE Insured), 5.00%, 2/1/17	8,000	8,649

South Carolina State Highway G.O. Unlimited Refunding Bonds, Series A, 4.00%, 6/1/16	14,000	14,609
		30,308

Tennessee – 0.4%

Knox County G.O. Unlimited Refunding Bonds, 5.00%, 4/1/17	3,000	3,265

Knoxville G.O. Unlimited Bonds, 4.00%, 5/1/15	3,245	3,256

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Tennessee – 0.4% – continued

Memphis Electric System Subordinated Revenue Refunding Bonds, 5.00%, 12/1/16	$4,325	$4,650
		11,171

Texas – 9.5%

Austin Public Property Finance Contractual G.O. Limited Bonds, 3.00%, 5/1/15	1,845	1,850

Beckville Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 3.00%, 2/15/17	980	1,023

City of Corpus Christi TX Utility System Revenue, 7/15/17 (3)	15,000	15,270

Dallas County G.O. Limited Tax Notes, 3.00%, 2/15/16	4,000	4,090

Dallas G.O. Limited Refunding Bonds, 5.00%, 2/15/17	8,000	8,662

Dallas Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 4.00%, 8/15/16	3,000	3,151

DeSoto Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 3.00%, 8/15/16	1,035	1,072

Grand Parkway Transportation Corp. System Toll Revenue BANS, Series A, 3.00%, 12/15/16	24,570	25,602

Houston G.O. Limited Refunding Bonds, Series A, 5.00%, 3/1/17	15,700	17,018

Houston Higher Education Finance Corp. Variable Revenue Refunding Bonds, Series B, Rice University, 0.55%, 11/16/17	38,500	38,691

Houston Independent School District Variable G.O. Limited Tax Refunding Bonds (PSF-Gtd.), 0.88%, 6/1/16	16,100	16,154

Houston Independent Schoolhouse District G.O. Limited Tax Bonds, Series B (PSF-Gtd.), 0.95%, 6/1/17	5,900	5,908

Houston Utility System Combined Revenue Refunding Bonds, Series D, First Lien, 5.00%, 11/15/16	1,500	1,610

Houston Utility System Revenue Refunding Bond, Series A, Sifma Index, 0.57%, 6/1/15	2,000	2,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Texas – 9.5% – continued

Katy ISD Variable G.O. Unlimited Refunding Bonds, Series C (PSF-Gtd.), 8/15/19 (3)	$7,000	$7,005

Lubbock Waterworks G.O. Limited Bonds, Certificates of Obligation, 5.00%, 2/15/17	1,000	1,081

Mcallen G.O. Limited Refunding Bonds, 4.00%, 2/15/17	1,360	1,445

North Texas State Municipal Water District Upper Efork Waste Water Intercept Revenue Refunding & Improvement Bonds, 3.00%, 6/1/15	2,000	2,010

North Texas Tollway Authority Variable Revenue Refunding Bonds, Series A, First Tier, 0.82%, 1/1/19	6,000	6,011

San Antonio General Improvement G.O. Limited Refunding Bonds, 5.00%, 2/1/16	2,600	2,705

San Antonio Water System Variable Revenue Refunding Bonds, Junior Lien, 0.70%, 11/1/16	7,600	7,630

San Antonio Water System Variable Revenue Refunding Bonds, Series B, Junior Lien, 0.42%, 11/1/17	21,500	21,498

Texas State PFA G.O. Unlimited Refunding Bonds, Series A, 3.00%, 10/1/16	14,000	14,554

Texas State PFA Revenue Refunding Bonds, Series A, Assessment Unemployment Compensation, 5.00%, 1/1/17	8,085	8,718

Texas State Transportation Commission Highway Fund Floating Revenue Bonds, Series B, First Tier, 0.37%, 4/1/17	43,000	43,020

University of Texas Financing System Revenue Bonds, Series B, Prerefunded, 5.00%, 8/15/16	9,130	9,710

University of Texas System Board of Regents Permanent University Fund Revenue Refunding Bonds, Series A, 2.00%, 7/1/16 (3)	10,000	10,208
5.00%, 7/1/17 (3)	21,000	23,032
		300,728

See Notes to the Financial Statements.

FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Utah – 0.3%

Davis County School District G.O. Unlimited Refunding Bonds, Series C (School Board Guaranty Program), 4.00%, 6/1/15	$6,965	$7,010

Intermountain Power Agency Power Supply Revenue Refunding Bonds, Subseries A, 3.00%, 7/1/15	4,000	4,028
		11,038

Vermont – 0.1%

Vermont State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/15/16	3,170	3,373

Virginia – 0.9%

Charles City & County IDA Solid Waste Disposal Facility Adjustable (AMT), Waste Management, Inc. Project, 2.13%, 4/1/15	750	750

Louisa Industrial Development Authority PCR Refunding Bonds, Series C, Virginia Electric & Power Co., 0.70%, 12/1/16	4,350	4,354

Norfolk Capital Improvement G.O. Unlimited Bonds, Series C, 5.00%, 4/1/16	1,405	1,472

Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds, Prerefunded, 5.63%, 6/1/15	2,550	2,573

Virginia State College Building Authority Educational Facilities Revenue Bonds, Series 2, Public Higher Educational Financing Authority (State Intercept Program), 5.00%, 9/1/15	3,105	3,168

Virginia State College Building Authority Educational Facilities Revenue Refunding Bonds, Series A, 21st Century College (State Intercept Program), 5.00%, 2/1/17	4,725	5,107

Virginia State College Building Authority Educational Facilities Revenue Refunding Bonds, Series B, Public Higher Educational Financing Program (State Intercept Program), 5.00%, 9/1/15	1,000	1,021

Virginia State Public School Authority Revenue Bonds, 5.00%, 4/15/15	8,035	8,050

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Virginia – 0.9% – continued

Virginia State Public School Authority Special Obligation Prince William Revenue Bonds (State Aid Withholding), 5.00%, 7/15/15	$3,285	$3,331
		29,826

Washington – 1.3%

Central Puget Sound Regional Transportation Authority Revenue Refunding Bonds, Series P-1, 5.00%, 2/1/17	1,500	1,623

Grant County Public Utility District No. 2 Variable Revenue Bonds, Series K, 0.34%, 12/1/17	10,000	9,984

Tacoma Electric System Revenue Refunding Bonds, Series A, 5.00%, 1/1/16	1,750	1,813

Washington State G.O. Unlimited Bonds, Series E, 5.00%, 2/1/16	5,000	5,201

Washington State G.O. Unlimited Refunding Bonds, Series R-2013A, 5.00%, 7/1/16	5,000	5,294

Washington State Local Agency Personal Property COPS, Series A, 5.00%, 7/1/16	3,765	3,985

Washington State Motor Fuel Tax G.O. Unlimited Bonds, Series E, 5.00%, 2/1/17	4,500	4,865

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Bonds, Series B (AGM Insured), Prerefunded, 5.00%, 7/1/15	5,010	5,070

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Refunding Bonds, 5.00%, 7/1/15	2,500	2,531
		40,366

West Virginia – 0.1%

Marshall County Board of Education Public School G.O. Unlimited Bonds (NATL-RE Insured), 4.50%, 5/1/15	1,000	1,003

West Virginia State Housing Finance Development Fund Revenue Bonds, Series A (AMT), 0.65%, 11/1/16	1,290	1,290
		2,293

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 71.1% – continued

Wisconsin – 0.3%

Milwaukee County G.O. Unlimited Bonds, Series A, 2.00%, 12/1/16	$2,620	$2,685

Northeast Wisconsin Technical College District G.O. Unlimited Promissory Notes, Series B, 2.00%, 4/1/15	1,100	1,100

Wisconsin State Health & Educational Facilities Authority Variable Revenue Bonds, Series B-1, Aurora Health Care Services, 1.25%, 8/15/17	5,200	5,236
		9,021

Wyoming – 0.0%

Wyoming State Community Development Authority Housing Revenue Bonds, Series 1 (AMT), 4.40%, 12/1/15	645	648
Total Municipal Bonds
(Cost $2,259,872)		2,262,147

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.4%

Northern Institutional Funds – Tax-Exempt Portfolio, 0.01% (4)	44,815,383	$44,815
Total Investment Companies
(Cost $44,815)		44,815

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 2.4%

California State Pollution Control Financing Authority Solid Waste Disposal Refunding VRDB, Series A (AMT), Republic Services, 0.40%, 5/1/15	$10,000	$10,000

California State Pollution Control Financing Authority Solid Waste Disposal VRDB, Series A (AMT), Waste Management Project, 0.70%, 5/1/15	1,500	1,500

DeKalb County Housing Authority VRDB, Oak Forest Apartments Project, 0.50%, 11/1/15	6,240	6,241

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT–TERM INVESTMENTS – 2.4% – continued

Floyd County Development Authority VRDB, Power Company Plant Hammond, 0.85%, 11/19/15	$8,500	$8,519

Houston Independent School District House G.O. Limited Tax VRDB, Series B (PSF-Gtd.), 1.50%, 6/1/15	10,000	10,021

Illinois State Tax Supported Sports Facilities Authority Revenue Refunding Bonds, 3.00%, 6/15/15	2,970	2,986

Indiana State Health Facility Financing Authority VRDB, Series A6, Ascension Health Sub Credit, 0.32%, 12/1/15	7,500	7,505

Massachusetts Development Finance Agency Revenue Bonds VRDB, Series P, TUFTS University, 3.00%, 2/16/16	5,240	5,366

Navajo County Pollution Control Corp. Refunding VRDB, Series A, Arizona Public Service Co. Cholla, 0.45%, 11/17/15	2,000	2,000

New York City Trust for Cultural Resources VRDB, Julliard School, 2.10%, 7/1/15	3,850	3,867

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal VRDB, Series A, Waste Management Project, 3.70%, 5/1/15	1,500	1,505

Pennsylvania State Economic Development Financing Authority Solid Waste Disposal VRDB, Waste Management Project, 1.75%, 12/1/15	3,000	3,026

San Antonio Electric & Gas System Variable Refunding VRDB, Series B, Junior Lien, 2.00%, 12/1/15	1,700	1,717

Washington County Wastewater Solid Waste Disposal Facilities Variable Refunding VRDB (AMT), Cargill, Inc. Projects, 1.38%, 9/1/15	10,950	10,984
Total Short-Term Investments
(Cost $75,159)		75,237

See Notes to the Financial Statements.

FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

VALUE (000s)
Total Investments – 100.6%
(Cost $3,195,603)	3,200,098

Liabilities less Other Assets – (0.6)%	(18,374)
NET ASSETS – 100.0%	$3,181,724

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of these restricted illiquid securities amounted to approximately $107,407,000 or 3.4% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

ABN AMRO Bank N.V., 1.06%, 10/28/16	10/23/13	$10,000

BB&T Municipal Trust Certificates Revenue Bonds, Class C, 0.72%, 11/15/17	11/19/14	20,000

BB&T Municipal Trust Variable Revenue Bonds, Series C (Rabobank Nederland LOC), 0.52%, 12/1/15	12/19/12	3,291

Hyundai Capital America, 1.45%, 2/6/17	2/3/14	2,998

Hyundai Capital Services, Inc., 1.07%, 3/18/17	3/11/14	4,000

Macquarie Bank Ltd., 1.65%, 3/24/17	3/18/14	5,000

Nuveen AMT-Free Municipal Income Fund Tax-Exempt Preferreds, Important Shares Institutional Municipal Fund, 0.64%, 10/1/17	3/27/14	15,000

Nuveen AMT-Free Municipal Income Fund Tax-Exempt Preferreds, Important Shares Institutional Municipal Fund, 0.49%, 7/1/18	12/17/14	7,000

Nuveen Dividend Advantage Municipal Fund 3 Tax-Exempt Preferreds (AMT), Important Institutional Municipal Fund, 0.77%, 10/1/17	3/27/14	25,000

Sinopec Group Overseas Development 2014 Ltd., 1.17%, 4/10/19	4/2/14	10,000

WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17	9/10/14	4,999

(3)	When-Issued Security. Coupon rate is not in effect at March 31, 2015. (4) Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
AAA	18.3%
AA	33.0
A	30.5
BBB	6.9
BB	0.3
Not rated	9.9
Cash Equivalents	1.1

Total	100.0%

*	Credit quality ratings are based on the available Moody’s, Standard & Poor’s, and/or Fitch ratings. When ratings from all three agencies are available, the median rating is used. When ratings are available from two of the agencies, the lower rating is used. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND continued	MARCH 31, 2015

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$20,148	$–	$20,148
Corporate Bonds (1)	–	418,795	–	418,795
Foreign Issuer Bonds (1)	–	378,956	–	378,956
Municipal Bonds (1)	–	2,262,147	–	2,262,147
Investment Companies	44,815	–	–	44,815
Short-Term Investments	–	75,237	–	75,237
Total Investments	$44,815	$3,155,283	$–	$3,200,098

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 11.0%

Auto Floor Plan – 1.2%

Ford Credit Floorplan Master Owner Trust, Series 2013-3, Class A1, 0.79%, 6/15/17	$2,400	$2,401

Ford Credit Floorplan Master Owner Trust, Series 2013-5, Class A2, 0.64%, 9/15/18	3,000	3,005

Ford Credit Floorplan Master Owner Trust, Series 2014-1, Class A1, 1.20%, 2/15/19	2,000	2,006

GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A, 0.62%, 10/20/17	2,000	2,000

GE Dealer Floorplan Master Note Trust, Series 2013-1, Class A, 0.58%, 4/20/18	4,500	4,502

GE Dealer Floorplan Master Note Trust, Series 2014-1, Class A, 0.56%, 7/20/19	5,000	4,995
		18,909

Automobile – 3.2%

Ally Auto Receivables Trust of Lease, Series 2015-SN1, Class A2A, 0.93%, 10/20/16	3,500	3,500

Ally Auto Receivables Trust, Series 2013-2, Class A2A, 0.54%, 7/15/16	482	482

Ally Auto Receivables Trust, Series 2014-SN1, Class A2A, 0.52%, 10/20/16	1,506	1,505

AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A2B, 0.50%, 4/9/18	3,741	3,741

Americredit Automobile Receivables Trust, Series 2014-4, Class A2A, 0.72%, 4/9/18	3,000	3,000

Americredit Automobile Receivables, Series 2015-1, Class A2A, 0.77%, 4/9/18	4,000	4,001

ARI Fleet Lease Trust, Series 2013-A, Class A2, 0.70%, 12/15/15 (1)	731	731

ARI Fleet Lease Trust, Series 2014-A, Class A2, 0.81%, 11/15/22 (1)(2)	4,605	4,604

CarMax Auto Owner Trust, Series 2013-3, Class A2, 0.59%, 8/15/16	413	413

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 11.0% – continued

Automobile – 3.2% – continued

CarMax Auto Owner Trust, Series 2014-3, Class A2, 0.55%, 8/15/17	$4,706	$4,703

CarMax Auto Owner Trust, Series 2015-1, Class A2, 0.88%, 3/15/18	3,000	3,002

Enterprise Fleet Financing LLC, Series 2013-1, Class A2, 0.68%, 9/20/18 (1)	1,147	1,147

Enterprise Fleet Financing LLC, Series 2013-2, Class A2, 1.06%, 3/20/19 (1)	1,879	1,882

Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.30%, 9/20/20 (1)(2)	2,500	2,503

Ford Credit Auto Lease Trust, Series 2013-B, Class A2A, 0.59%, 1/15/16	204	204

GM Financial Automobile Leasing Trust, Series 2015-1, Class A2, 1.10%, 12/20/17	4,500	4,509

Hyundai Auto Lease Securitization Trust, Series 2014-B, Class A2, 0.61%, 2/15/17 (1)(2)	1,908	1,907

Mercedes Benz Auto Lease Trust, Series 2015-A, Class A2A, 0.78%, 2/15/17	5,000	5,002

Mercedes-Benz Auto Lease Trust, Series 2013-B, Class A3, 0.62%, 7/15/16	2,673	2,674

Santander Drive Auto Receivables Trust, Series 2014-3, Class A2A, 0.54%, 8/15/17	1,225	1,224

Volkswagen Auto Lease Trust, Series 2015-A, Class A2A, 0.87%, 6/20/17	1,500	1,501
		52,235

Credit Card – 5.8%

American Express Credit Account Master Trust, Series 2012-5, Class A, 0.59%, 5/15/18	4,400	4,400

American Express Credit Account Master Trust, Series 2013-1, Class A, 0.59%, 2/16/21	3,000	3,007

Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3, 0.96%, 9/16/19	3,500	3,506

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 11.0% – continued

Credit Card – 5.8% – continued

Capital One Multi-Asset Execution Trust, Series 2014-A5, Class A, 1.48%, 7/15/20	$5,500	$5,541

Chase Issuance Trust, Series 2012-A3, Class A3, 0.79%, 6/15/17	2,000	2,001

Chase Issuance Trust, Series 2012-A5, Class A5, 0.59%, 8/15/17	2,000	2,001

Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, 10/16/17	5,000	5,000

Chase Issuance Trust, Series 2013-A6, Class A6, 0.59%, 7/15/20	5,000	5,013

Chase Issuance Trust, Series 2013-A8, Class A8, 1.01%, 10/15/18	2,000	2,004

Chase Issuance Trust, Series 2014-A1, Class A1, 1.15%, 1/15/19	2,000	2,009

Citibank Credit Card Issuance Trust, Series 2013-A3, Class A3, 1.11%, 7/23/18	5,000	5,020

Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.32%, 9/7/18	10,000	10,074

Citibank Credit Card Issuance Trust, Series 2014-A2, Class A2, 1.02%, 2/22/19	5,000	5,003

Citibank Credit Card Issuance Trust, Series 2014-A4, Class A4, 1.23%, 4/24/19	5,000	5,017

Discover Card Execution Note Trust, Series 2014-A1, Class A1, 0.60%, 7/15/21	5,000	5,012

Discover Card Execution Note Trust, Series 2014-A3, Class A3, 1.22%, 10/15/19	3,000	3,011

Discover Card Execution Note Trust, Series 2015-A1, Class A1, 0.52%, 8/17/20	5,000	5,003

First National Master Note Trust, Series 2013-2, Class A, 0.70%, 10/15/19	2,500	2,503

Golden Credit Card Trust, Series 2012-5A, Class A, 0.79%, 9/15/17 (1)	3,000	3,002

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 11.0% – continued

Credit Card – 5.8% – continued

Golden Credit Card Trust, Series 2014-2A, Class A, 0.62%, 3/15/21 (1)(2)	$4,000	$4,001

Master Credit Card Trust II, Series 2013-3A, Class A, 0.60%, 1/22/18 (1)	3,000	3,002

Penarth Master Issuer PLC, Series 2015-1A, Class A1, 0.56%, 3/18/19 (1)(2)	5,000	5,001

Synchrony Credit Card Master Note Trust, Series 2012-4, Class A, 0.47%, 6/15/18	2,000	2,000

World Financial Network Credit Card Master Trust, Series 2013-B, Class A, 0.91%, 3/16/20	1,000	1,000
		93,131

Other – 0.8%

CNH Equipment Trust, Series 2015-A, Class A2, 0.84%, 6/15/18	2,000	2,001

GE Equipment Midticket LLC, Series 2012-1, Class A3, 0.60%, 5/23/16	480	480

GE Equipment Small Ticket LLC, Series 2014-1A, Class A2, 0.59%, 8/24/16	3,739	3,739

Kubota Credit Owner Trust, Series 2015-1A, Class A2, 0.94%, 12/15/17 (1)(2)	2,300	2,300

Volvo Financial Equipment LLC, Series 2014-1A, Class A2, 0.54%, 11/15/16 (1)(2)	1,099	1,099

Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17 (1)(2)	3,500	3,503
		13,122
Total Asset-Backed Securities
(Cost $177,132)		177,397

CORPORATE BONDS – 47.0%

Automobiles Manufacturing – 4.4%

Daimler Finance North America LLC, 1.30%, 7/31/15 (1)(2)	3,465	3,474
1.25%, 1/11/16 (1)	1,250	1,255
1.65%, 3/2/18 (1)(2)	6,000	6,034
1.11%, 8/1/18 (1)	5,000	5,018

See Notes to the Financial Statements.

FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.0% – continued

Automobiles Manufacturing – 4.4% – continued

Ford Motor Credit Co. LLC, 1.68%, 9/8/17	$2,000	$1,997
1.10%, 3/12/19	15,000	14,953

Harley-Davidson Financial Services, Inc., 1.15%, 9/15/15 (1)	3,000	3,006

Hyundai Capital America, 1.63%, 10/2/15 (1)	2,000	2,009
1.88%, 8/9/16 (1)	5,000	5,043

Nissan Motor Acceptance Corp., 1.00%, 3/15/16 (1)	1,000	1,002
0.81%, 3/3/17 (1)(2)	10,000	10,028

Toyota Motor Credit Corp., 0.80%, 5/17/16	6,250	6,270
0.46%, 5/16/17	2,931	2,928
1.25%, 10/5/17	1,000	1,003
0.64%, 3/12/20	3,000	2,997

Volkswagen Group of America Finance LLC, 0.63%, 5/23/17 (1)(2)	4,000	4,000
		71,017

Banks – 3.2%

Bank of America N.A., 1.13%, 11/14/16	4,700	4,705
1.25%, 2/14/17	3,000	3,006
1.65%, 3/26/18	5,000	5,013

BB&T Corp., 1.13%, 6/15/18	2,000	2,019

Capital One N.A., 1.50%, 9/5/17	4,100	4,090
1.65%, 2/5/18	3,000	2,988

HSBC USA, Inc., 1.15%, 9/24/18	3,000	3,035
0.87%, 11/13/19	10,000	9,986

PNC Bank N.A., 1.50%, 2/23/18	3,750	3,764

US Bancorp, 3.44%, 2/1/16	7,100	7,242

US Bank N.A., 1.38%, 9/11/17	6,000	6,036
		51,884

Biotechnology – 0.3%

Amgen, Inc., 1.25%, 5/22/17	2,384	2,382

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.0% – continued

Biotechnology – 0.3% – continued
0.86%, 5/22/19	$1,965	$1,967
		4,349

Cable & Satellite – 1.0%

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.13%, 2/15/16	5,000	5,095
3.50%, 3/1/16	7,000	7,154
2.40%, 3/15/17	4,000	4,072
		16,321

Chemicals – 0.3%

Monsanto Co., 1.15%, 6/30/17	5,000	5,020

Commercial Finance – 2.1%

GATX Corp., 1.25%, 3/4/17	6,000	5,975

General Electric Capital Corp., 0.54%, 5/15/17	10,000	10,010
0.98%, 4/2/18	3,991	4,034
0.76%, 1/14/19	3,100	3,103
0.87%, 1/9/20	10,000	10,056
		33,178

Communications Equipment – 3.0%

Apple, Inc., 1.05%, 5/5/17	16,000	16,079

Cisco Systems, Inc., 1.10%, 3/3/17	16,400	16,506
0.76%, 3/1/19	15,000	15,115
		47,700

Consumer Finance – 0.9%

American Honda Finance Corp., 1.13%, 10/7/16	6,000	6,033
0.42%, 7/14/17	675	674

Capital One Bank USA N.A., 1.30%, 6/5/17	3,500	3,480

Synchrony Financial, 1.88%, 8/15/17	3,500	3,503
		13,690

Diversified Banks – 3.2%

Bank of America Corp., 1.25%, 1/11/16	3,000	3,006
1.33%, 3/22/18	6,000	6,068
1.29%, 1/15/19	3,000	3,041

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.0% – continued

Diversified Banks – 3.2% – continued
1.14%, 4/1/19	$5,000	$5,029

Citigroup, Inc., 1.06%, 4/1/16	5,000	5,013
1.04%, 4/8/19	5,000	4,998

JPMorgan Chase & Co., 0.88%, 2/26/16	4,250	4,261
1.13%, 2/26/16	3,000	3,007
0.78%, 2/15/17	2,000	2,003
0.77%, 3/1/18	4,200	4,201
0.89%, 1/28/19	4,000	4,007
1.21%, 1/23/20	7,000	7,107
		51,741

Electrical Equipment Manufacturing – 0.3%

Amphenol Corp., 1.55%, 9/15/17	5,000	5,014

Entertainment Content – 0.1%

Walt Disney (The) Co., 1.13%, 2/15/17	1,017	1,024

Exploration & Production – 0.1%

Marathon Oil Corp., 0.90%, 11/1/15	1,500	1,500

Financial Services – 2.1%

Charles Schwab (The) Corp., 0.85%, 12/4/15	4,000	4,009

Goldman Sachs Group (The), Inc., 1.36%, 11/15/18	7,000	7,076

Morgan Stanley, 1.51%, 2/25/16	5,000	5,037
1.01%, 1/5/18	5,000	5,012
1.54%, 4/25/18	1,000	1,016
1.11%, 1/24/19	4,000	4,013
1.00%, 7/23/19	5,000	4,994

MUFG Americas Holdings Corp., 1.63%, 2/9/18	2,000	2,000
		33,157

Food & Beverage – 2.8%

Anheuser-Busch InBev Finance, Inc., 0.65%, 2/1/19	10,005	10,005

Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17	3,813	3,837

ConAgra Foods, Inc., 1.30%, 1/25/16	2,000	2,005

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.0% – continued

Food & Beverage – 2.8% – continued

General Mills, Inc., 0.55%, 1/29/16	$1,000	$1,000

Kraft Foods Group, Inc., 1.63%, 6/4/15	2,000	2,003

PepsiCo, Inc., 0.95%, 2/22/17	2,000	2,003

SABMiller Holdings, Inc., 2.45%, 1/15/17 (1)(2)	8,100	8,278
0.94%, 8/1/18 (1)(2)	8,625	8,650

Wm Wrigley Jr Co., 1.40%, 10/21/16 (1)(2)	7,000	7,026
		44,807

Health Care Facilities & Services – 0.8%

Express Scripts Holding Co., 1.25%, 6/2/17	5,250	5,245

McKesson Corp., 0.95%, 12/4/15	7,600	7,617
		12,862

Home Improvement – 0.1%

Whirlpool Corp., 1.35%, 3/1/17	1,000	1,002

Integrated Oils – 0.6%

Chevron Corp., 0.89%, 6/24/16	1,000	1,004
0.67%, 11/15/19	8,500	8,558
		9,562

Machinery Manufacturing – 1.4%

Caterpillar Financial Services Corp., 1.00%, 3/3/17	2,365	2,373
1.25%, 8/18/17	4,300	4,323

Eaton Corp., 0.95%, 11/2/15	4,000	4,001

Illinois Tool Works, Inc., 0.90%, 2/25/17	2,000	2,006

John Deere Capital Corp., 1.13%, 6/12/17	5,000	5,017
0.49%, 12/15/17	2,065	2,067
0.54%, 1/16/18	1,100	1,103
1.35%, 1/16/18	1,500	1,506
		22,396

See Notes to the Financial Statements.

FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.0% – continued

Managed Care – 0.2%

Anthem, Inc., 1.25%, 9/10/15	$2,000	$2,005

UnitedHealth Group, Inc., 0.85%, 10/15/15	2,000	2,004
		4,009

Mass Merchants – 0.3%

Costco Wholesale Corp., 1.13%, 12/15/17	4,590	4,594

Medical Equipment & Devices Manufacturing – 1.8%

Baxter International, Inc., 0.95%, 6/1/16	5,000	5,008

Becton Dickinson and Co., 1.80%, 12/15/17	3,000	3,023

Stryker Corp., 2.00%, 9/30/16	9,895	10,055

Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	4,725	4,821

Zimmer Holdings, Inc., 1.45%, 4/1/17	6,250	6,262
		29,169

Metals & Mining – 0.7%

Freeport-McMoRan, Inc., 2.30%, 11/14/17	6,000	5,981

Glencore Funding LLC, 1.70%, 5/27/16 (1)	6,000	6,025
		12,006

Oil & Gas Services & Equipment – 1.6%

Cameron International Corp., 1.15%, 12/15/16	3,000	2,978
1.40%, 6/15/17	3,300	3,252

Halliburton Co., 1.00%, 8/1/16	20,250	20,294
		26,524

Pharmaceuticals – 3.4%

AbbVie, Inc., 1.20%, 11/6/15	13,690	13,710

GlaxoSmithKline Capital, Inc., 0.70%, 3/18/16	9,500	9,519

Johnson & Johnson, 0.70%, 11/28/16	1,500	1,502

Merck & Co., Inc., 0.62%, 5/18/18	16,282	16,332

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.0% – continued

Pharmaceuticals – 3.4% – continued

Mylan, Inc., 1.80%, 6/24/16	$3,000	$3,024
1.35%, 11/29/16	3,000	2,996

Pfizer, Inc., 1.10%, 5/15/17	5,000	5,032

Zoetis, Inc., 1.15%, 2/1/16	3,000	3,001
		55,116

Pipeline – 0.5%

Enterprise Products Operating LLC, 3.70%, 6/1/15	5,000	5,022
1.25%, 8/13/15	3,000	3,005
		8,027

Property & Casualty Insurance – 1.2%

Berkshire Hathaway Finance Corp., 2.45%, 12/15/15	2,362	2,395
0.95%, 8/15/16	11,100	11,150
1.60%, 5/15/17	1,005	1,020
0.55%, 1/12/18	2,800	2,804

Berkshire Hathaway, Inc., 2.20%, 8/15/16	2,500	2,556
		19,925

Publishing & Broadcasting – 0.4%

NBCUniversal Enterprise, Inc., 0.79%, 4/15/16 (1)	4,000	4,012
0.94%, 4/15/18 (1)(2)	3,000	3,022
		7,034

Real Estate – 2.3%

ARC Properties Operating Partnership L.P., 2.00%, 2/6/17	5,000	4,847

Kimco Realty Corp., 5.70%, 5/1/17	11,000	11,924

Simon Property Group L.P., 2.80%, 1/30/17	6,737	6,931

Ventas Realty L.P., 1.55%, 9/26/16	2,000	2,013
1.25%, 4/17/17	4,000	3,991

Ventas Realty L.P./Ventas Capital Corp., 3.13%, 11/30/15	3,000	3,043

WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 (1)(2)	5,000	5,026
		37,775

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.0% – continued

Restaurants – 0.1%

Starbucks Corp., 0.88%, 12/5/16	$2,000	$2,004

Retail – Consumer Discretionary – 1.9%

Amazon.com, Inc., 1.20%, 11/29/17	1,500	1,500

AutoZone, Inc., 1.30%, 1/13/17	5,050	5,060

eBay, Inc., 0.70%, 7/15/15	4,250	4,253

Home Depot (The), Inc., 5.40%, 3/1/16	4,000	4,176

Lowe’s Cos., Inc., 1.63%, 4/15/17	2,500	2,536
0.68%, 9/10/19	12,850	12,900
		30,425

Semiconductors – 0.1%

KLA-Tencor Corp., 2.38%, 11/1/17	1,000	1,016

Software & Services – 0.1%

International Business Machines Corp., 0.45%, 2/6/18	1,100	1,101

Supermarkets & Pharmacies – 0.8%

CVS Health Corp., 1.20%, 12/5/16	3,000	3,020

Kroger (The) Co., 1.20%, 10/17/16	2,000	2,006

Walgreens Boots Alliance, Inc., 0.71%, 5/18/16	8,000	8,012
		13,038

Tobacco – 0.4%

Reynolds American, Inc., 1.05%, 10/30/15	6,900	6,906

Transportation & Logistics – 1.0%

PACCAR Financial Corp., 0.45%, 6/6/17	3,500	3,500
1.10%, 6/6/17	3,000	3,004
1.40%, 11/17/17	3,000	3,029
1.45%, 3/9/18	1,000	1,005
0.86%, 12/6/18	5,500	5,529
		16,067

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 47.0% – continued

Utilities – 1.8%

Dominion Resources, Inc., 1.25%, 3/15/17	$5,000	$5,006

Duke Energy Indiana, Inc., 0.60%, 7/11/16	2,000	2,002

Georgia Power Co., 0.75%, 8/10/15	3,720	3,725
0.63%, 11/15/15	1,900	1,900

NextEra Energy Capital Holdings, Inc., 1.20%, 6/1/15	2,000	2,000

Southern (The) Co., 1.30%, 8/15/17	9,500	9,505

Xcel Energy, Inc., 0.75%, 5/9/16	5,000	5,001
		29,139

Wireless Telecommunications Services – 1.7%

AT&T, Inc., 0.80%, 12/1/15	5,000	5,000
0.64%, 2/12/16	5,700	5,697

Verizon Communications, Inc., 0.70%, 11/2/15	1,000	1,000
1.80%, 9/15/16	2,000	2,032
2.50%, 9/15/16	825	843
2.02%, 9/14/18	11,698	12,201
		26,773
Total Corporate Bonds
(Cost $755,273)		756,872

FOREIGN ISSUER BONDS – 31.5%

Automobiles Manufacturing – 0.9%

Hyundai Capital Services, Inc., 1.07%, 3/18/17 (1)(2)	3,000	3,004

Volkswagen International Finance N.V., 1.13%, 11/18/16 (1)(2)	11,600	11,640
		14,644

Banks – 12.3%

Abbey National Treasury Services PLC, 1.38%, 3/13/17	5,000	5,021

ABN AMRO Bank N.V., 1.38%, 1/22/16 (1)	4,500	4,521
1.06%, 10/28/16 (1)(2)	5,000	5,033

Australia & New Zealand Banking Group Ltd., 1.25%, 1/10/17	11,500	11,547

See Notes to the Financial Statements.

FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 31.5% – continued

Banks – 12.3% – continued
1.50%, 1/16/18	$4,000	$4,008
0.82%, 5/15/18	3,500	3,513

Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 0.87%, 9/9/16 (1)	5,000	5,012
1.20%, 3/10/17 (1)(2)	4,000	3,989

Banque Federative du Credit Mutuel S.A., 1.11%, 10/28/16 (1)(2)	5,000	5,036
1.11%, 1/20/17 (1)(2)	2,500	2,518

Barclays Bank PLC, 3.90%, 4/7/15	3,000	3,000
0.84%, 2/17/17	2,200	2,204

BNZ International Funding Ltd., 1.90%, 2/26/18 (1)(2)	3,500	3,520

BPCE S.A., 1.51%, 4/25/16	9,000	9,081
1.63%, 2/10/17	1,700	1,714
0.87%, 6/23/17	5,000	5,007

Canadian Imperial Bank of Commerce, 1.35%, 7/18/16	3,000	3,026

Commonwealth Bank of Australia, 1.13%, 3/13/17	5,500	5,514
1.63%, 3/12/18	12,000	12,054

Deutsche Bank A.G., 1.88%, 2/13/18	3,100	3,104

Hana Bank, 1.38%, 2/5/16 (1)(2)	5,000	5,009

HSBC Bank PLC, 0.90%, 5/15/18 (1)	3,000	3,014

Lloyds Bank PLC, 0.79%, 3/16/18	4,700	4,708

Macquarie Bank Ltd., 2.00%, 8/15/16 (1)	7,500	7,588
1.65%, 3/24/17 (1)(2)	5,000	5,025
0.89%, 10/27/17 (1)(2)	5,500	5,500

Mizuho Bank Ltd., 1.80%, 3/26/18 (1)(2)	3,000	3,007

National Australia Bank Ltd., 1.30%, 7/25/16	4,000	4,027
1.25%, 3/17/17 (1)(2)	5,000	5,021
1.30%, 6/30/17 (1)(2)	10,000	10,002
Shinhan Bank, 0.92%, 4/8/17 (1)(2)	3,000	3,007

Sumitomo Mitsui Banking Corp., 0.90%, 1/18/16	5,000	5,006

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 31.5% – continued

Banks – 12.3% – continued
0.57%, 7/11/17	$2,600	$2,591

Suncorp-Metway Ltd., 1.70%, 3/28/17 (1)(2)	5,000	5,026

UBS A.G., 0.90%, 8/14/19	8,500	8,551

Westpac Banking Corp., 1.05%, 11/25/16	4,000	4,014
1.20%, 5/19/17	8,000	8,009
0.63%, 12/1/17	5,000	4,998
0.99%, 7/30/18	5,000	5,047
		197,572

Diversified Banks – 3.4%

Bank of Montreal, 0.85%, 4/9/18	5,000	5,031

Bank of Nova Scotia (The), 1.38%, 7/15/16	3,500	3,530
1.30%, 7/21/17	6,000	6,010

BNP Paribas S.A., 1.25%, 12/12/16	10,000	10,038

Credit Agricole S.A., 1.41%, 4/15/16 (1)	8,000	8,058
1.12%, 10/3/16 (1)	2,000	2,012
1.05%, 4/15/19 (1)(2)	10,000	10,072

Royal Bank of Canada, 0.85%, 3/8/16	2,500	2,507

Societe Generale S.A., 1.35%, 10/1/18	8,000	8,132
		55,390

Exploration & Production – 2.9%

Canadian Natural Resources Ltd., 0.65%, 3/30/16	12,000	11,983

CNOOC Finance 2013 Ltd., 1.13%, 5/9/16	6,000	5,993

CNPC General Capital Ltd., 1.45%, 4/16/16 (1)	1,000	1,000
1.16%, 5/14/17 (1)(2)	2,500	2,503

Petroleos Mexicanos, 2.28%, 7/18/18	5,000	5,117

Sinopec Group Overseas Development 2014 Ltd., 1.17%, 4/10/19 (1)(2)	20,000	19,961
		46,557

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 31.5% – continued

Financial Services – 0.4%

Hutchison Whampoa International 14 Ltd., 1.63%, 10/31/17 (1)	$4,000	$3,983

Sumitomo Mitsui Trust Bank Ltd., 1.05%, 9/16/16 (1)(2)	2,000	2,010
		5,993

Food & Beverage – 1.2%

Heineken N.V., 0.80%, 10/1/15 (1)	5,000	5,004

Suntory Holdings Ltd., 1.65%, 9/29/17 (1)	15,000	15,061
		20,065

Government Agencies – 0.5%

Japan Bank for International Cooperation, 2.25%, 7/13/16	3,000	3,062

Nederlandse Waterschapsbank N.V., 0.75%, 3/29/16 (1)	3,000	3,008

Svensk Exportkredit AB, 0.63%, 5/31/16	1,500	1,502
		7,572

Government Development Banks – 1.3%

Export-Import Bank of Korea, 1.25%, 11/20/15	8,000	8,023
1.12%, 9/17/16	4,000	4,015

Korea Development Bank (The), 1.00%, 1/22/16	9,000	9,015
		21,053

Government Regional – 0.3%

Province of Ontario Canada, 1.00%, 7/22/16	5,000	5,027

Integrated Oils – 4.0%

BP Capital Markets PLC, 0.70%, 11/6/15	12,660	12,668
0.68%, 11/7/16	1,000	1,002
1.67%, 2/13/18	3,000	3,014
0.90%, 9/26/18	5,000	5,000

CNOOC Nexen Finance 2014 ULC, 1.63%, 4/30/17	1,000	998

Petrobras Global Finance B.V., 1.88%, 5/20/16	10,000	9,451
3.25%, 3/17/17	5,000	4,612

Shell International Finance B.V., 0.90%, 11/15/16	4,000	4,020

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 31.5% – continued

Integrated Oils – 4.0% – continued

Sinopec Capital 2013 Ltd., 1.25%, 4/24/16 (1)	$2,800	$2,796

Statoil ASA, 0.55%, 5/15/18	6,000	5,980
0.72%, 11/8/18	6,000	6,000

Total Capital International S.A., 1.00%, 8/12/16	3,000	3,016
1.00%, 1/10/17	1,200	1,205
0.83%, 8/10/18	2,500	2,513

Total Capital S.A., 3.13%, 10/2/15	2,000	2,026
		64,301

Internet Media – 0.2%

Tencent Holdings Ltd., 2.00%, 5/2/17 (1)(2)	3,000	3,014

Machinery Manufacturing – 0.1%

Pentair Finance S.A., 1.35%, 12/1/15	2,000	2,005

Medical Equipment & Devices Manufacturing – 0.3%

Covidien International Finance S.A., 1.35%, 5/29/15	2,000	2,003
2.80%, 6/15/15	3,333	3,348
		5,351

Metals & Mining – 0.2%

Anglo American Capital PLC, 1.20%, 4/15/16 (1)(2)	3,000	2,999

Rio Tinto Finance USA PLC, 1.11%, 6/17/16	1,000	1,002
		4,001

Pharmaceuticals – 1.4%

Actavis Funding SCS, 1.30%, 6/15/17	9,000	8,923
2.35%, 3/12/18	5,000	5,068

GlaxoSmithKline Capital PLC, 1.50%, 5/8/17	3,640	3,677

Sanofi, 2.63%, 3/29/16	4,877	4,978
		22,646

Pipeline – 0.2%

TransCanada PipeLines Ltd., 0.75%, 1/15/16	1,600	1,597

See Notes to the Financial Statements.

FIXED INCOME FUNDS	96	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 31.5% – continued

Pipeline – 0.2% – continued
1.88%, 1/12/18	$2,000	$2,019
		3,616

Power Generation – 0.4%

Electricite de France S.A., 0.72%, 1/20/17 (1)(2)	6,000	6,007

Supranationals – 0.5%

Asian Development Bank, 0.75%, 1/11/17	4,700	4,713

Corp. Andina de Fomento, 1.50%, 8/8/17	3,000	3,012
		7,725

Tobacco – 0.1%

BAT International Finance PLC, 1.40%, 6/5/15 (1)	1,000	1,001

Transportation & Logistics – 0.3%

Korea Expressway Corp., 1.63%, 4/28/17 (1)(2)	5,000	4,991

Travel & Lodging – 0.2%

Carnival Corp., 1.20%, 2/5/16	2,700	2,704

Wireless Telecommunications Services – 0.4%

KT Corp., 1.75%, 4/22/17 (1)(2)	3,000	3,003

Vodafone Group PLC, 0.64%, 2/19/16	3,400	3,403
		6,406
Total Foreign Issuer Bonds
(Cost $506,894)		507,641

U.S. GOVERNMENT AGENCIES – 0.2% (3)

Freddie Mac – 0.2%
1.02%, 6/30/17	3,000	3,005
Total U.S. Government Agencies
(Cost $3,000)		3,005

U.S. GOVERNMENT OBLIGATIONS – 6.6%

U.S. Treasury Notes – 6.6%
0.38%, 10/31/16	22,000	21,972
0.50%, 11/30/16	5,000	5,002
0.63%, 12/15/16	5,000	5,012
0.50%, 1/31/17	11,500	11,501
0.50%, 2/28/17	10,000	9,994

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 6.6% – continued

U.S. Treasury Notes – 6.6% – continued
0.88%, 6/15/17	$15,000	$15,079
0.88%, 8/15/17	10,000	10,046
0.88%, 11/15/17	1,300	1,303
1.00%, 12/15/17	7,000	7,038
0.88%, 1/15/18	5,000	5,005
1.00%, 2/15/18	13,500	13,554
		105,506
Total U.S. Government Obligations
(Cost $105,067)		105,506

MUNICIPAL BONDS – 1.8%

California – 0.1%

California State Earthquake Authority TRB, 1.19%, 7/1/16	2,000	1,999

Colorado – 0.2%

Colorado State Housing & Finance Authority SFM TRB, Series A, Class I, 0.50%, 5/1/16	3,395	3,399

Florida – 0.1%

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 1.30%, 7/1/16	2,000	2,012

Georgia – 0.1%

Georgia State Taxable G.O. Unlimited Bonds, Series B, 0.98%, 2/1/17	2,000	2,008

Illinois – 0.5%

Regional Transportation Authority Il TRB, Series A1, Working Cash Notes, 0.55%, 5/6/16	7,150	7,157

Maine – 0.1%

Maine State Municipal Bond Bank Liquor Operation TRB, 1.07%, 6/1/15	2,200	2,203

New Jersey – 0.3%

Hudson County Improvement Authority Taxable Revenue Pooled Notes, Series V (County Gtd.), 1.00%, 11/25/15	3,925	3,941

New York – 0.3%

New York City Taxable G.O. Unlimited Bonds, Subseries D2, 1.00%, 8/1/16	4,650	4,671

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	97	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 1.8% – continued

Texas – 0.1%

Harris County-Houston Sports Authority Taxable Revenue Refunding Bonds, Series B, 1.89%, 11/15/17	$1,915	$1,929
Total Municipal Bonds
(Cost $29,260)		29,319

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 1.4%

Northern Institutional Funds –Diversified Assets Portfolio, 0.01% (4)	21,842,401	$21,842
Total Investment Companies
(Cost $21,842)		21,842

SHORT-TERM INVESTMENT – 0.6%

Idaho Housing & Finance Association, 0.56%, 5/5/15	10,320	10,319
Total Short-Term Investment
(Cost $10,314)		10,319

Total Investments – 100.1%
(Cost $1,608,782)		1,611,901

Liabilities less Other Assets – (0.1)%		(812)
NET ASSETS – 100.0%		$1,611,089

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of these restricted illiquid securities amounted to approximately $211,353,000 or 13.1% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
ABN AMRO Bank N.V., 1.06%, 10/28/16	10/23/13	$5,000
Anglo American Capital PLC, 1.20%, 4/15/16	4/8/14	3,000
ARI Fleet Lease Trust, Series 2014-A, Class A2, 0.81%, 11/15/22	4/1/14	4,605

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Bank of Tokyo-Mitsubishi UFJ (The) Ltd., 1.20%, 3/10/17	3/4/14	$3,996
Banque Federative du Credit Mutuel S.A., 1.11%, 10/28/16	10/22/13	5,000
Banque Federative du Credit Mutuel S.A., 1.11%, 1/20/17	1/14/14	2,500
BNZ International Funding Ltd., 1.90%, 2/26/18	2/17/15	3,499
CNPC General Capital Ltd., 1.16%, 5/14/17	5/7/14	2,500
Credit Agricole S.A., 1.05%, 4/15/19	4/9/14	10,000
Daimler Finance North America LLC, 1.30%, 7/31/15	1/3/14	3,501
Daimler Finance North America LLC, 1.65%, 3/2/18	2/23/15	5,995
Electricite de France S.A., 0.72%, 1/20/17	1/13/14	6,000
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.30%, 9/20/20	2/25/15	2,500
Golden Credit Card Trust, Series 2014-2A, Class A, 0.62%, 3/15/21	3/19/14	4,000
Hana Bank, 1.38%, 2/5/16	1/10/14	5,005
Hyundai Auto Lease Securitization Trust, Series 2014-B, Class A2, 0.61%, 2/15/17	6/17/14	1,907
Hyundai Capital Services, Inc., 1.07%, 3/18/17	3/11/14	3,000
Korea Expressway Corp., 1.63%, 4/28/17	4/22/14	4,987
KT Corp., 1.75%, 4/22/17	4/14/14	2,994
Kubota Credit Owner Trust, Series 2015-1A, Class A2, 0.94%, 12/15/17	1/22/15	2,300
Macquarie Bank Ltd., 1.65%, 3/24/17	3/18/14	5,000
Macquarie Bank Ltd., 0.89%, 10/27/17	10/22/14	5,500
Mizuho Bank Ltd., 1.80%, 3/26/18	3/19/15	2,996
National Australia Bank Ltd., 1.25%, 3/17/17	3/11/14	4,999

See Notes to the Financial Statements.

FIXED INCOME FUNDS	98	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
National Australia Bank Ltd., 1.30%, 6/30/17	6/24/14	$9,992
NBCUniversal Enterprise, Inc., 0.94%, 4/15/18	11/22/13	3,024
Nissan Motor Acceptance Corp., 0.81%, 3/3/17	2/25/14	10,000
Penarth Master Issuer PLC, Series 2015-1A, Class A1, 0.56%, 3/18/19	3/26/15	5,000
SABMiller Holdings, Inc., 2.45%, 1/15/17	7/10/14-3/17/15	8,293
SABMiller Holdings, Inc., 0.94%, 8/1/18	2/28/14-4/24/14	8,694
Shinhan Bank, 0.92%, 4/8/17	4/1/14	3,000
Sinopec Group Overseas Development 2014 Ltd., 1.17%, 4/10/19	4/2/14	20,000
Sumitomo Mitsui Trust Bank Ltd., 1.05%, 9/16/16	11/5/13	2,015
Suncorp-Metway Ltd., 1.70%, 3/28/17	3/25/14	5,000
Tencent Holdings Ltd., 2.00%, 5/2/17	4/22/14	2,994
Volkswagen Group of America Finance LLC, 0.63%, 5/23/17	5/15/14	4,000
Volkswagen International Finance N.V., 1.13%, 11/18/16	11/13/13-6/3/14	11,632
Volvo Financial Equipment LLC, Series 2014-1A, Class A2, 0.54%, 11/15/16	2/25/14	1,099
Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17	3/11/15	3,500
WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17	9/10/14	4,999
Wm Wrigley Jr Co., 1.40%, 10/21/16	10/17/13	7,041

(3)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is an investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	6.5%
U.S. Agency	0.2
AAA	11.3
AA	18.9
A	40.3
BBB	19.8
BB	0.3
A1 (Short Term)	0.6
Not Rated	0.7
Cash Equivalents	1.4

Total	100.0%

* Credit quality ratings are based on the available Moody’s, Standard & Poor’s, and/or Fitch ratings. When ratings from all three agencies are available, the median rating is used. When ratings are available from two of the agencies, the lower rating is used. If none of these three rating agencies has assigned a rating the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). U.S. government securities consist of obligations issued or guaranteed by the U.S. Treasury. Agency securities consist of obligations issued or guaranteed by U.S. government agencies and sponsored enterprises. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ULTRA-SHORT FIXED INCOME FUND continued	MARCH 31, 2015

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$177,397	$–	$177,397
Corporate Bonds (1)	–	756,872	–	756,872
Foreign Issuer Bonds (1)	–	507,641	–	507,641
U.S. Government Agencies (1)	–	3,005	–	3,005
U.S. Government Obligations (1)	–	105,506	–	105,506
Municipal Bonds (1)	–	29,319	–	29,319
Investment Companies	21,842	–	–	21,842
Short-Term Investments	–	10,319	–	10,319
Total Investments	$21,842	$1,590,059	$–	$1,611,901

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 20.2% (1)

Fannie Mae – 1.3%

Pool #555649, 7.50%, 10/1/32	$75	$86

Pool #893082, 2.42%, 9/1/36	266	287
		373

Federal Home Loan Bank – 3.4%

Federal Home Loan Bank, 0.63%, 11/23/16	1,000	1,001

Freddie Mac – 6.4%
0.88%, 1/27/17	800	800

Pool #1J0365, 2.42%, 4/1/37	380	409

Pool #1J2840, 2.40%, 9/1/37	575	618

Pool #410092, 2.29%, 11/1/24	35	36
		1,863

Government National Mortgage Association – 8.0%

Series 2012-123, Class A, 1.04%, 7/16/46	451	419

Series 2013-12, Class KA, 1.50%, 12/16/43	288	283

Series 2013-142, Class AD, 2.25%, 12/16/47	475	472

Series 2013-17, Class AF, 1.21%, 11/16/43	454	446

Series 2013-92, Class AB, 2.00%, 2/16/43	698	694
		2,314

Government National Mortgage Association I – 0.1%

Pool #268360, 10.00%, 4/15/19	6	7

Pool #270288, 10.00%, 6/15/19	11	11
		18

Government National Mortgage Association II – 1.0%

Pool #82581, 4.00%, 7/20/40	293	308
Total U.S. Government Agencies
(Cost $5,842)		5,877

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 69.2%

U.S. Treasury Notes – 69.2%
1.25%, 10/31/15	$135	$136
0.38%, 5/31/16	1,750	1,750
0.63%, 2/15/17	1,055	1,057
0.50%, 3/31/17	1,175	1,174
0.63%, 8/31/17	1,430	1,427
1.00%, 3/15/18	1,190	1,194
0.63%, 4/30/18	1,000	991
1.38%, 6/30/18	670	678
1.50%, 2/28/19	2,045	2,070
1.63%, 4/30/19	1,250	1,271
1.00%, 9/30/19	460	454
1.38%, 3/31/20	1,720	1,720
2.00%, 2/28/21	3,030	3,104
1.75%, 3/31/22	1,530	1,534
2.00%, 2/15/25	1,517	1,527
		20,087
Total U.S. Government Obligations
(Cost $19,904)		20,087

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.4%

FlexShares Disciplined Duration MBS Index Fund (2)	10,000	$252

Northern Institutional Funds – U.S. Government Portfolio, 0.01% (2)	1,594,774	1,595
Total Investment Companies
(Cost $1,846)		1,847

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	101	FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 7.2%

U.S. Treasury Bills, 0.09%, 10/15/15	$1,090	$1,089
0.12%, 4/2/15 (3)	1,000	1,000
Total Short-Term Investments
(Cost $2,089)		2,089

Total Investments – 103.0%
(Cost $29,681)		29,900

Liabilities less Other Assets – (3.0)%		(857)
NET ASSETS – 100.0%		$29,043

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser of the Fund and the investment adviser to Northern Institutional Funds and FlexShares Trust.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAIN (000s)
2-Year U.S. Treasury Note	12	$2,630	Long	6/15	$9
5-Year U.S. Treasury Note	3	361	Long	6/15	5
10-Year U.S. Treasury Note	7	902	Long	6/15	11

Total					$25

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	83.0%
U.S. Agency	10.8
Not Rated	0.9
Cash Equivalents	5.3

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). U.S. government securities consist of obligations issued or guaranteed by the U.S. Treasury. Agency securities consist of obligations issued or guaranteed by U.S. government agencies and sponsored enterprises. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

FIXED INCOME FUNDS	102	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Agencies (1)	$–	$5,877	$–	$5,877
U.S. Government Obligations (1)	–	20,087	–	20,087
Investment Companies	1,595	252	–	1,847
Short-Term Investments	–	2,089	–	2,089
Total Investments	$1,595	$28,305	$–	$29,900

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$25	$–	$–	$25

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	103	FIXED INCOME FUNDS

FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2015

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

AGM	Assured Guaranty Municipal Corporation	IDA	Industrial Development Authority
AMBAC	American Municipal Bond Assurance Corporation	LOC	Line of Credit
AMT	Alternative Minimum Tax	MBS	Mortgage Backed Securities
BANS	Bond Anticipation Notes	NATL-RE	National Public Finance Guarantee Corporation
COPS	Certificates of Participation	PCR	Pollution Control Revenue
EDA	Economic Development Authority	PSF	Permanent School Fund
Fannie Mae	Federal National Mortgage Association	Q-SBLF	Qualified School Board Loan Fund
Freddie Mac	Federal Home Loan Mortgage Corporation	SCSDE	South Carolina State Department of Education
GANS	Grant Anticipation Notes	SFM	Single Family Mortgage
G.O.	General Obligation	TRB	Tax Revenue Bonds
GTD	Guaranteed	VRDB	Variable Rate Demand Bonds

The interest rates represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security or the puttable date for floating and variable rate securities.

FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2015

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 47 funds as of March 31, 2015, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Core Bond, Fixed Income, High Yield Fixed Income, Short Bond, Short-Intermediate U.S. Government, Tax-Advantaged Ultra-Short Fixed Income, Ultra-Short Fixed Income and U.S. Government Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

At March 31, 2015, the Short-Intermediate U.S. Government Fund had entered into exchange-traded long and short futures contracts for hedging purposes and to maintain liquidity; and the U.S. Government Fund had entered into exchange-traded long futures contracts for hedging purposes and to maintain liquidity. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $4,000,000 and $1,000,000, respectively. Further information on the impact of these positions, if any, on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE at generally 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rates on the NYSE at generally 3:00 P.M. Central time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to

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FIXED INCOME FUNDS

MARCH 31, 2015

reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. No forward foreign currency exchange contracts were held by the Funds during the fiscal year ended March 31, 2015.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2015, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On February 14, 2014, certain Funds entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which the Funds have agreed to pledge cash and/or securities as collateral to certain counterparties to secure the repayment of the Funds’ obligations to those counterparties under the MSFTA. No collateral has been pledged for the Funds as of March 31, 2015.

F) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

H) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

I) REDEMPTION FEES The High Yield Fixed Income Fund charges a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. Prior to October 1, 2013, the Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds charged a 1 percent redemption fee on the redemption of shares (including by exchange) held for 90 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Fund’s prospectus.

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Redemption fees for the fiscal year ended March 31, 2015, were approximately $144,000 for the High Yield Fixed Income Fund. Redemption fees for the fiscal year ended March 31, 2014, were approximately $244,000, $43,000, and $4,000 for the High Yield Fixed Income, Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds, respectively. This amount is included in “Payments for Shares Redeemed” in Note 8 — Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share.

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Core Bond	Daily	Monthly
Fixed Income	Daily	Monthly
High Yield Fixed Income	Daily	Monthly
Short Bond	Daily	Monthly
Short-Intermediate U.S. Government	Daily	Monthly
Tax-Advantaged Ultra-Short Fixed Income	Daily	Monthly
Ultra-Short Fixed Income	Daily	Monthly
U.S. Government	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to net operating losses, Section 988 currency gains and losses, and paydowns. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2015, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Core Bond	$135	$(135)	$ —
Fixed Income	2,800	(2,800)	—
Short Bond	$329	$170	$(499)
Short-Intermediate U.S. Government	69	(69)	—
U.S. Government	9	(9)	—

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2014 through the fiscal year ended March 31, 2015, the following Funds incurred net capital losses and/or net currency losses for which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Fixed Income	$385
High Yield Fixed Income	107,544
Short Bond	1,371

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012 and for the Core Bond Fund and the Short Bond Fund, the fiscal year ended November 30, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or November 30, 2012, as applicable, with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or November 30, 2012, as applicable, without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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FIXED INCOME FUNDS

MARCH 31, 2015

At March 31, 2015, the capital loss carryforwards for U.S. Federal income tax purposes and their respective years of expiration are as follows:

Amounts in thousands	MARCH 31, 2016
Short Bond	932

The Fund in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

The Short Bond Fund had $308 of capital loss carryforwards expire in the current fiscal year.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Post-enactment losses

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
Short Bond	$124	$481
Short-Intermediate U.S. Government	1,807	638
U.S. Government Fund	714	93

At March 31, 2015, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

Amounts in thousands	UNDISTRIBUTED
	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Core Bond	$ —	$2,262	$57	$4,256
Fixed Income	—	4,720	5,581	47,494
High Yield Fixed Income	—	4,967	—	(10,807)
Short Bond	—	—	—	(396)
Short-Intermediate U.S. Government	—	21	—	459
Tax-Advantaged Ultra-Short Fixed Income	41	603	699	4,495
Ultra-Short Fixed Income	—	552	380	3,119
U.S. Government	—	96	—	197

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Core Bond	$ —	$4,725	$185
Fixed Income	—	47,245	—
High Yield Fixed Income	—	334,233	74,026
Short Bond	—	7,127	—
Short-Intermediate U.S. Government	—	999	—
Tax-Advantaged Ultra-Short Fixed Income	7,253	10,477	582
Ultra-Short Fixed Income	—	12,876	1,377
U.S. Government	—	256	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2014, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Core Bond	$ —	$2,109	$107
Fixed Income	—	52,794	8,113
High Yield Fixed Income	—	350,869	97,882
Short Bond	—	5,157	—
Short-Intermediate U.S. Government	—	1,064	—
Tax-Advantaged Ultra-Short Fixed Income	6,841	7,715	542
Ultra-Short Fixed Income	—	9,584	470
U.S. Government	—	304	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2015, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2012 through March 31, 2014, or November 30, 2012 through November 30, 2013, as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2015.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2015.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 25, 2013, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one-month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 20, 2014, the Board approved an agreement with JPMorgan Chase Bank, N.A. that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 24, 2014 and will expire on November 23, 2015, unless renewed.

At March 31, 2015, the Funds did not have any outstanding loans.

When utilized, the average dollar amount of the High Yield Fixed Income Fund’s borrowings were $98,400,000, and the weighted average interest rates on these borrowings were 1.16 percent for the fiscal year ended March 31, 2015. No other Funds incurred any interest expenses during the fiscal year ended March 31, 2015.

5. MANAGEMENT AND OTHER AGREEMENTS

Shareholders of each Fund approved a new management agreement, effective June 30, 2014, between each Fund and NTI (the “Management Agreement”), to provide each Fund with investment advisory and administration services under a single agreement and fee structure. As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, as compensation for advisory services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets.) Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Funds at the annual rate of 0.15% of the average daily net assets of each Fund.

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than acquired fund fees and expenses, the Fund’s proportionate share of the increase in compensation paid to each independent Trustee, expenses related to third-party consultants engaged by the Board of Trustees of the Trust, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

As of March 31, 2015, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION
Core Bond	0.38%	0.369%	0.358%	0.40%
Fixed Income	0.43%	0.417%	0.404%	0.45%
High Yield Fixed Income	0.79%	0.766%	0.743%	0.80%
Short Bond	0.38%	0.369%	0.358%	0.40%
Short-Intermediate U.S. Government	0.38%	0.369%	0.358%	0.40%
Tax-Advantaged Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%

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FIXED INCOME FUNDS

MARCH 31, 2015

	CONTRACTUAL ANNUAL MANAGEMENT FEES			CONTRACTUAL EXPENSE LIMITATIONS
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION
Ultra-Short Fixed Income	0.23%	0.223%	0.216%	0.25%
U.S. Government	0.38%	0.369%	0.358%	0.40%

Prior to June 30, 2014, the annual advisory fees for the Funds were based on the following annual rates as set forth in the table below. There was no change to the contractual expense limitations described above.

	CONTRACTUAL ANNUAL ADVISORY FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION
Core Bond	0.40%	0.38%	0.36%
Fixed Income	0.40%	0.38%	0.36%
High Yield Fixed Income	0.70%	0.66%	0.63%
Short Bond	0.40%	0.38%	0.36%
Short-Intermediate U.S. Government	0.40%	0.38%	0.36%
Tax-Advantaged Ultra-Short Fixed Income	0.15%	0.141%	0.135%
Ultra-Short Fixed Income	0.15%	0.141%	0.135%
U.S. Government	0.70%	0.66%	0.63%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2015. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

Effective June 30, 2014, as compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets of the Funds. Prior to June 30, 2014, Northern Trust received transfer agent fees at an annual rate of 0.10 percent of the average daily net assets, accrued daily and payable monthly. The transfer agent fees are reflected in the Funds’ Statements of Operations.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Prior to June 30, 2014, these sub-administration services were paid out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Funds currently invest uninvested cash in the Diversified Assets Portfolio, the U.S. Government Portfolio or the Tax Exempt Portfolio (collectively, the “Portfolios”), each a series of Northern Institutional Funds, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The exemptive order requires the Fund’s Board, including a majority of the independent Trustees, to consider and evaluate the advisory fees and services provided to the Funds by NTI as a result of uninvested cash being invested in the Portfolios. The Core Bond, Fixed Income, High Yield Fixed Income, Short Bond and Ultra-Short Fixed Income Funds currently invest uninvested cash in the Diversified Assets Portfolio; the Short-Intermediate U.S. Government and U.S. Government Funds currently invest uninvested cash in the U.S. Government Portfolio; and the Tax-

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Advantaged Ultra-Short Fixed Income Fund currently invests uninvested cash in the Tax Exempt Portfolio. Each Fund bears indirectly a proportionate share of the applicable Portfolio’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the Portfolios pay to NTI and/or its affiliates. Currently, the Total Annual Portfolio Operating Expenses After Expense Reimbursement as reflected in the Portfolios’ prospectus, which includes, management, transfer agent and custody fees, payable to NTI and/or its affiliates on any assets invested in the Diversified Assets Portfolio, the U.S. Government Portfolio or the Tax Exempt Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolios. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2015, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Core Bond	$1,391,865	$98,834	$1,325,415	$47,726
Fixed Income	10,422,403	464,911	9,983,746	474,018
High Yield Fixed Income	—	4,761,687	—	4,793,214
Short Bond	1,386,398	319,033	1,340,287	152,964
Short-Intermediate U.S. Government	1,170,068	252	1,227,492	—
Tax-Advantaged Ultra-Short Fixed Income	236,781	3,383,940	250,801	3,078,878
Ultra-Short Fixed Income	$222,423	$792,038	$208,580	$877,612
U.S. Government	153,978	252	161,679	—

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2015, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Core Bond	$4,710	$(454)	$4,256	$235,050
Fixed Income	56,750	(9,256)	47,494	1,993,581
High Yield Fixed Income	92,171	(102,978)	(10,807)	5,342,762
Short Bond	2,373	(2,768)	(395)	704,429
Short-Intermediate U.S. Government	822	(363)	459	185,696
Tax-Advantaged Ultra-Short Fixed Income	7,469	(2,974)	4,495	3,195,603
Ultra-Short Fixed Income	4,730	(1,611)	3,119	1,608,782
U.S. Government	260	(63)	197	29,703

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2015 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Core Bond	15,915	$166,184	199	$2,086	(5,203)	$(54,956)	10,911	$113,314
Fixed Income	70,856	737,186	640	6,670	(33,568)	(349,570)	37,928	394,286
High Yield Fixed Income	286,679	2,097,040	17,210	123,055	(303,640)	(2,230,221)	249	(10,126)

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FIXED INCOME FUNDS

MARCH 31, 2015

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Short Bond	25,949	$ 494,501	110	$2,095	(12,538)	$(238,935)	13,521	$257,661
Short-Intermediate U.S. Government	2,396	23,548	41	405	(6,297)	(61,837)	(3,860)	(37,884)
Tax-Advantaged Ultra-Short Fixed Income	233,088	2,367,142	411	4,167	(198,421)	(2,015,002)	35,078	356,307
Ultra-Short Fixed Income	115,533	1,180,726	646	6,582	(124,754)	(1,275,265)	(8,575)	(87,957)
U.S. Government	403	3,888	11	102	(1,021)	(9,829)	(607)	(5,839)

Transactions in capital shares for the fiscal year ended March 31, 2014 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Core Bond	6,490	$66,972	146	$1,496	(3,854)	$(39,635)	2,782	$28,833
Fixed Income	31,041	317,664	1,442	14,662	(53,577)	(547,139)	(21,094)	(214,813)
High Yield Fixed Income	188,641	1,429,036	17,466	131,215	(223,433)	(1,694,016)	(17,326)	(133,765)
Short Bond	18,920	361,790	112	2,144	(12,019)	(229,621)	7,013	134,313
Short-Intermediate U.S. Government	4,657	45,708	39	388	(9,349)	(91,918)	(4,653)	(45,822)
Tax-Advantaged Ultra-Short Fixed Income	198,406	2,014,220	289	2,938	(141,158)	(1,432,890)	57,537	584,268
Ultra-Short Fixed Income	123,978	1,266,443	359	3,672	(65,725)	(671,414)	58,612	598,701
U.S. Government	221	2,134	12	112	(1,700)	(16,361)	(1,467)	(14,115)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF PERIOD
Core Bond	FlexShares Disciplined Duration MBS Index Fund	$ —	$251	$ —	$1	$ —	$1	$252
	Northern Institutional Funds — Diversified Assets Portfolio	977	575,121	553,227	—	—	3	22,871

	Total	$977	$575,372	$553,227	$1	$ —	$4	$23,123

Fixed Income	FlexShares Disciplined Duration MBS Index Fund	$ —	$251	$ —	$1	$ —	$1	$252
	Northern Institutional Funds — Diversified Assets Portfolio	6,854	3,850,795	3,726,338	—	—	19	131,311

	Total	$6,854	$3,851,046	$3,726,338	$1	$ —	$20	$131,563

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FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF PERIOD
High Yield Fixed Income	Northern Institutional Funds — Diversified Assets Portfolio	$173,296	$2,818,698	$2,857,516	$ —	$ —	$19	$134,478

Short Bond	FlexShares Disciplined Duration MBS Index Fund	$ —	$252	$ —	$ —	$ —	$2	$252
	Northern Institutional Funds — Diversified Assets Portfolio	4,055	1,328,162	1,306,387	—	—	3	25,830

	Total	$4,055	$1,328,414	$1,306,387	$ —	$ —	$5	$26,082

Short-Intermediate U.S. Government	FlexShares Disciplined Duration MBS Index Fund	$ —	$251	$ —	$1	$ —	$1	$252
	Northern Institutional Funds — U.S. Government Portfolio	7,142	658,259	665,093	—	—	2	308

	Total	$7,142	$658,510	$665,093	$1	$ —	$3	$560

Tax-Advantaged Ultra Short Fixed Income	Northern Institutional Funds — Tax-Exempt Portfolio	$83,141	$1,789,203	$1,827,529	$ —	$ —	$5	$44,815

Ultra-Short Fixed Income	Northern Institutional Funds—Diversified Assets Portfolio	$28,527	$1,133,357	$1,140,042	$ —	$ —	$3	$21,842

U.S. Government	FlexShares Disciplined Duration MBS Index Fund	$ —	$251	$ —	$1	$ —	$1	$252
	Northern Institutional Funds — U.S. Government Portfolio	158	77,175	75,738	—	—	1	1,595

	Total	$158	$77,426	$75,738	$1	$ —	$2	$1,847

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statement of Assets and Liabilities as of March 31, 2015:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE
Short -Intermediate U.S. Government	Interest rate contracts	Net unrealized appreciation	$145	*	Net unrealized depreciation	$(41	)*
U.S. Government	Interest rate contracts	Net unrealized appreciation	25	*	Net unrealized depreciation	—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported in the Statements of Assets and Liabilities.

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FIXED INCOME FUNDS

MARCH 31, 2015

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2015:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Core Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	$105
Fixed Income	Interest rate contracts	Net realized gains (losses) on futures contracts	(736)
Short Bond	Interest rate contracts	Net realized gains (losses) on futures contracts	(1,230)
Short-Intermediate U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	(150)
U.S. Government	Interest rate contracts	Net realized gains (losses) on futures contracts	18

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Core Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$17
Fixed Income	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	38
Short Bond	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(244)
Short-Intermediate U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	89
U.S. Government	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	25

Volume of derivative activity for the fiscal year ended March 31, 2015*:

	FUTURES CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Core Bond	8	$1,787
Fixed Income	10	20,719
Short Bond	13	25,059
Short-Intermediate U.S. Government	32	7,566
U.S. Government	24	1,120

*	Activity during the period is measured by number of trades during the period and average notional amount for futures interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Core Bond Fund, Fixed Income Fund, High Yield Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund (collectively, the “Funds”), eight separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented of Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government Fund, and the related statements of operations for the year ended March 31, 2015, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended, the period from December 1, 2012 to March 31, 2013, and the year ended November 30, 2012 of Core Bond Fund and Short Bond Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Core Bond Fund’s and Short Bond Fund’s financial highlights for the periods ended prior to November 30, 2012 were audited by other auditors whose report, dated January 19, 2012, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the Trust’s custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and U.S. Government as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, and the financial position of the Core Bond Fund and Short Bond Fund as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended, the period from December 1, 2012 to March 31, 2013, and the year ended November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2015

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FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2015 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION (Unaudited) — The following Funds made capital gain distributions in December 2014, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	15%
Core Bond	$0.008464
High Yield Fixed Income	0.105250
Tax-Advantaged Ultra-Short Fixed Income	0.001970
Ultra-Short Fixed Income	0.008628

During the year ended March 31, 2015, the percentage of dividends derived from net investment income paid by the Tax-Advantaged Ultra-Short Fixed Income Fund as “exempt-interest dividends”, excludable from gross income for Federal income tax purposes was 40.91%.

NORTHERN FUNDS ANNUAL REPORT	117	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the High Yield Fixed Income Fund; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/14 - 3/31/15” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 107), if any, in the High Yield Fixed Income Fund. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on pages 111 and 112), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CORE BOND

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.41%	$1,000.00	$1,036.80	$2.08
Hypothetical**	0.41%	$1,000.00	$1,022.89	$2.07

FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.45%	$1,000.00	$1,034.60	$2.28
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

HIGH YIELD FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.80%	$1,000.00	$1,005.50	$4.00
Hypothetical**	0.80%	$1,000.00	$1,020.94	$4.03

SHORT BOND

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.40%	$1,000.00	$1,006.20	$2.00
Hypothetical**	0.40%	$1,000.00	$1,022.94	$2.02

SHORT-INTERMEDIATE U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.41%	$1,000.00	$1,011.60	$2.06
Hypothetical**	0.41%	$1,000.00	$1,022.89	$2.07

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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FIXED INCOME FUNDS

MARCH 31, 2015 (UNAUDITED)

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.25%	$1,000.00	$1,002.40	$1.25
Hypothetical**	0.25%	$1,000.00	$1,023.68	$1.26

ULTRA-SHORT FIXED INCOME

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.25%	$1,000.00	$1,004.00	$1.25
Hypothetical**	0.25%	$1,000.00	$1,023.68	$1.26

U.S. GOVERNMENT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.44%	$1,000.00	$1,021.80	$2.22
Hypothetical**	0.44%	$1,000.00	$1,022.74	$2.22

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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FIXED INCOME FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 71 Trustee of Northern Funds since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	55

Edward J. Condon, Jr. Age: 74 Trustee of Northern Funds since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club from 2003 to 2014;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of the Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	55

Mark G. Doll Age: 65 Trustee of Northern Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

		• None	55

FIXED INCOME FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2015 (UNAUDITED)

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 71 Chairperson of the Board of each Trust since 2015 and Trustee of Northern Funds since 2000	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	55

Cynthia R. Plouché Age: 58 Trustee of Northern Funds since 2014	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered Investment Company — 29 portfolios).	55

Casey J. Sylla Age: 71 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).	55

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios — 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	121	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Stephen N. Potter(5) Age: 58 Trustee of Northern Funds since 2008	• President, Northern Trust Asset Management since 2008; • Chairman and President of Northern Trust Investments, Inc. since March 2008; • President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009; • Director of The Northern Trust Company of Connecticut from July 2009 to December 2013; • Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009; • Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.	• None	46

Mary Jacobs Skinner, Esq.(5) Age: 57 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None	46

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios – 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Mr. Potter and Ms. Skinner oversee 46 portfolios in the complex – 38 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

FIXED INCOME FUNDS	122	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

MARCH 31, 2015 (UNAUDITED)

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Anthony P. Pecora Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2015	Chief Compliance Officer and Senior Vice President of Northern Trust Investments, Inc. since 2014; Head of Compliance for Northern Trust Asset Management since 2011; Head of Compliance for ABN AMRO Holding USA LLC from 2010 to 2011; Chief Compliance Officer and Anti-Money Laundering Officer for ABN AMRO Clearing Chicago LLC from 2009 to 2011.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

Richard N. Crabill Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

NORTHERN FUNDS ANNUAL REPORT	123	FIXED INCOME FUNDS

FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2015 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Craig R. Carberry, Esq. Age: 54 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

FIXED INCOME FUNDS	124	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

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NORTHERN FUNDS ANNUAL REPORT	125	FIXED INCOME FUNDS

FIXED INCOME FUNDS

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FIXED INCOME FUNDS	126	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

FIXED INCOME FUNDS

CORE BOND FUND1,2

FIXED INCOME FUND1,2

HIGH YIELD FIXED INCOME FUND1,2,3

SHORT BOND FUND1,2

SHORT-INTERMEDIATE U.S.

    GOVERNMENT FUND1,5

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND1,2,4

ULTRA-SHORT FIXED INCOME FUND1,2

U.S. GOVERNMENT FUND1,5

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

3 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

4 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

5 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

NORTHERN FUNDS ANNUAL REPORT	127	FIXED INCOME FUNDS

FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME FUNDS	128	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

4	STATEMENTS OF ASSETS AND LIABILITIES

5	STATEMENTS OF OPERATIONS

6	STATEMENTS OF CHANGES IN NET ASSETS

7	FINANCIAL HIGHLIGHTS

9	SCHEDULES OF INVESTMENTS

9	BOND INDEX FUND

77	U.S. TREASURY INDEX FUND

81	ABBREVIATIONS AND OTHER INFORMATION

82	NOTES TO THE FINANCIAL STATEMENTS

89	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

90	TAX INFORMATION

91	FUND EXPENSES

92	TRUSTEES AND OFFICERS

99	INVESTMENT CONSIDERATIONS

100	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities and not the Fund.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

BOND INDEX FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month reporting period ended March 31, 2015 saw major equity indices finish close to historic highs. However, corporate credit spreads widened as oil prices plummeted. In addition, the period saw heightened geopolitical risk, with concerns ranging from increased terrorist activity to the Russian aggression towards Ukraine. This backdrop along with some mixed economic numbers and speculation over the timing of U.S. Federal Reserve interest rate increases led to some periods of very volatile trading. At its March 2015 meeting, the U.S. Federal Reserve removed the word “patient” from its statement regarding interest rates. However, Fed Chair Janet Yellen noted: “Just because we removed the word patient from the statement doesn’t mean we are going to be impatient.”

For the 12 months ended March 31, 2015, the U.S. Treasury yield curve flattened between two and 30 years by 114 basis points, as the two-year bond yield rose 12 basis points from 0.44% to 0.56%, while the 30-year yield declined 102 basis points from 3.56% to 2.54%. The 10-year Treasury yield declined 79 basis points from 2.73% to 1.94%, resulting in a flattening between two and 10 years of 91 basis points. Overall, on a duration-adjusted basis, the Barclays U.S. Aggregate Bond Index underperformed U.S. Treasury securities for the 12 months, with investment-grade corporate issues the biggest underperformers within the Index.

The Bond Index Fund’s return of 5.64% for the reporting period closely tracked the 5.72% return of its benchmark, the Barclays U.S. Aggregate Bond Index. We will continue to invest in a sample of securities that are representative of the Index in an effort to provide returns that closely approximate those of the Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
BOND INDEX	5.64%	2.95%	4.23%	4.75%

BARCLAYS U.S. AGGREGATE BOND INDEX	5.72	3.10	4.41	4.98

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate taxable investment-grade fixed-income securities with remaining maturities of one year and longer.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

LOUIS D’ARIENZO With Northern Trust since 2003 BRANDON P. FERGUSON With Northern Trust since 2007

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOBOX
INCEPTION DATE	02/27/07
NET ASSETS	$2.7 BILLION
NET ASSET VALUE	$10.84
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.18%
NET EXPENSE RATIO	0.15%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME INDEX FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

U.S. TREASURY INDEX FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. Federal Reserve removed “patient” from its forward guidance when it met in March of 2015, indicating that short-term rates may be increased at any of its upcoming meetings. At the same time, the Fed lowered its forecasts for the fed funds rate at the end of 2015 and 2016, accompanied by slashes to estimates for growth and inflation. U.S. non-farm payroll growth slowed to start 2015, although the unemployment rate continued to edge lower. GDP growth for the fourth quarter of 2014 came in at 2.2% in the third revision, although personal consumption was revised up from initial estimates. Measures of inflation remained soft, with February 2015 year-over-year core inflation at 1.7%, and personal consumption expenditures up 1.4%. The European Central Bank has launched its own asset purchase program in an effort to stave off Eurozone deflation. The program officially commenced in March 2015, and has aided in the compression of global rates, especially in the long end of the curve. U.S. rates have lagged their developed-market counterparts, as the U.S. Federal Reserve is poised to begin rate increases at a time when other central banks are easing.

The spread between U.S. and German 10-year yields widened sharply over the 12-month period ended March 31, 2015, from 120 basis points to 175 basis points, reflecting this divergence. The U.S. Treasury curve flattened over the 12 months ended March 31, 2015, as the benchmark U.S. 10-year yield fell 88 basis points, from 2.80% to 1.92%, and 30-year yields fell more than 100 basis points, from 3.56% to 2.54%. Two-year yields rose 14 basis points, from 0.42% to 0.56%, while five-year yields fell 35 basis points, from 1.72% to 1.37%.

The Barclays U.S. Treasury Index returned 5.36% during the 12 months ended March 31, 2015. As designed, the Fund performed in line with its benchmark, the Barclays U.S. Treasury Index, which had a total return of 5.20%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
U.S. TREASURY INDEX	5.20%	3.79%	4.42%	5.49%

BARCLAYS U.S. TREASURY INDEX	5.36	4.02	4.59	5.68

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

*The Fund commenced operations on January 11, 1993 as a separate portfolio of Northern Institutional Funds (the “Predecessor Fund”). On November 16, 2012, the Predecessor Fund was reorganized into the Fund, which was a new portfolio of Northern Funds with the same investment objective, strategies and policies as the Predecessor Fund. Performance information for the period prior to November 17, 2012, represents the performance of Class A shares of the Predecessor Fund.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 99.

PORTFOLIO MANAGERS

MICHAEL R. CHICO With Northern Trust since 2005 BRANDON P. FERGUSON With Northern Trust since 2007

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	BTIAX
INCEPTION DATE	01/11/93
NET ASSETS	$91 MILLION
NET ASSET VALUE	$22.17
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.25%
NET EXPENSE RATIO	0.16%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2015

Amounts in thousands, except per share data	BOND INDEX FUND	U.S. TREASURY INDEX FUND
ASSETS:
Investments, at value	$2,715,943	$87,609
Investments in affiliates, at value	179,803	2,381
Collateral held at custodian (Note 2)	85	–
Interest income receivable	14,488	333
Dividend income receivable	1	–
Receivable for securities sold	7,919	2,646
Receivable for variation margin on futures contracts	–	5
Receivable for fund shares sold	1,800	1,038
Receivable from investment adviser	5	3
Prepaid and other assets	3	1
Total Assets	2,920,047	94,016
LIABILITIES:
Payable for securities purchased	17,171	2,696
Payable for when-issued securities	171,873	–
Payable for fund shares redeemed	771	1
Distributions payable to shareholders	1,274	24
Due to broker	85	–
Payable to affiliates:
Management fees (Note 5)	70	2
Custody and accounting fees	9	2
Shareholder servicing fees	30	–
Transfer agent fees	8	–
Trustee fees	7	3
Accrued other liabilities	74	34
Total Liabilities	191,372	2,762
Net Assets	$2,728,675	$91,254
ANALYSIS OF NET ASSETS:
Capital stock	$2,608,381	$88,092
Accumulated undistributed net investment loss	(34)	(3)
Accumulated undistributed net realized gain	2,195	317
Net unrealized appreciation	118,133	2,848
Net Assets	$2,728,675	$91,254
Shares Outstanding ($.0001 par value, unlimited authorization)	251,653	4,116
Net Asset Value, Redemption and Offering Price Per Share	$10.84	$22.17
Investments, at cost	$2,597,810	$84,800
Investments in affiliates, at cost	179,803	2,381

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2015

Amounts in thousands	BOND INDEX FUND	U.S. TREASURY INDEX FUND
INVESTMENT INCOME:
Interest income	$62,951	$1,533
Dividend income from investments in affiliates	13	–
Total Investment Income	62,964	1,533
EXPENSES:
Management fees (Note 5)	2,431	96
Investment advisory fees (Note 5)	831	85
Administration fees (Note 5)	831	42
Custody fees	276	24
Accounting fees	60	8
Transfer agent fees	835	39
Blue sky fees	44	21
SEC fees	17	6
Printing fees	57	25
Professional fees	55	33
Shareholder servicing fees	156	–
Trustee fees	55	18
Other	29	11
Total Expenses	5,677	408
Less expenses reimbursed by investment adviser	(2,034)	(244)
Net Expenses	3,643	164
Net Investment Income	59,321	1,369
NET REALIZED AND UNREALIZED GAINS:
Net realized gains on:
Investments	12,014	700
Futures contracts	–	65
Net change in unrealized appreciation (depreciation) on:
Investments	61,857	2,737
Futures contracts	–	63
Net Gains	73,871	3,565
Net Increase in Net Assets Resulting from Operations	$133,192	$4,934

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	BOND INDEX FUND		U.S. TREASURY INDEX FUND
Amounts in thousands	2015	2014	2015	2014
OPERATIONS:
Net investment income	$59,321	$59,093	$1,369	$1,509
Net realized gains	12,014	5,668	765	230
Net change in unrealized appreciation (depreciation)	61,857	(79,503)	2,800	(3,662)
Net Increase (Decrease) in Net Assets Resulting from Operations	133,192	(14,742)	4,934	(1,923)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from share transactions	411,879	(305,747)	(26,269)	(13,168)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	411,879	(305,747)	(26,269)	(13,168)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(63,046)	(65,201)	(1,369)	(1,509)
From net realized gains	(1,892)	(1,946)	(304)	(1,298)
Total Distributions to Shareholders	(64,938)	(67,147)	(1,673)	(2,807)
Total Increase (Decrease) in Net Assets	480,133	(387,636)	(23,008)	(17,898)
NET ASSETS:
Beginning of year	2,248,542	2,636,178	114,262	132,160
End of year	$2,728,675	$2,248,542	$91,254	$114,262
Accumulated Undistributed Net Investment Loss	$(34)	$(6)	$(3)	$(3)

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS

BOND INDEX FUND
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014	FISCAL YEAR ENDED MARCH 31, 2013	FISCAL YEAR ENDED MARCH 31, 2012	FISCAL YEAR ENDED MARCH 31, 2011
Net Asset Value, Beginning of Year	$10.54	$10.87	$10.86	$10.46	$10.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.25	0.27	0.31	0.34
Net realized and unrealized gains (losses)	0.32	(0.29)	0.12	0.48	0.15
Total from Investment Operations	0.59	(0.04)	0.39	0.79	0.49
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)	(0.28)	(0.29)	(0.32)	(0.35)
From net realized gains	(0.01)	(0.01)	(0.09)	(0.07)	(0.07)
Total Distributions Paid	(0.29)	(0.29)	(0.38)	(0.39)	(0.42)
Net Asset Value, End of Year	$10.84	$10.54	$10.87	$10.86	$10.46
Total Return(1)	5.64%	(0.31)%	3.62%	7.65%	4.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,728,675	$2,248,542	$2,636,178	$2,490,348	$1,960,060
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.15%	0.15%	0.14%	0.21%	0.23%
Expenses, before reimbursements and credits	0.23%	0.44%	0.44%	0.44%	0.44%
Net investment income, net of reimbursements and credits(2)	2.44%	2.43%	2.45%	2.86%	3.14%
Net investment income, before reimbursements and credits	2.36%	2.14%	2.15%	2.63%	2.93%
Portfolio Turnover Rate	81.30%	88.79%	100.20%	129.27%	121.58%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $26,000, $101,000, $296,000, $169,000 and $479,000, which represent less than 0.005, 0.005, 0.01, 0.01 and 0.02 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FINANCIAL HIGHLIGHTS continued

U.S. TREASURY INDEX FUND	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015	FISCAL YEAR ENDED MARCH 31, 2014		FOUR MONTHS ENDED MARCH 31, 2013		FISCAL YEAR ENDED NOV. 30, 2012		FISCAL YEAR ENDED NOV. 30, 2011		FISCAL YEAR ENDED NOV. 30, 2010(1)
Net Asset Value, Beginning of Period	$21.43	$22.25		$23.29		$23.38		$22.84		$22.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.29	0.26		0.09		0.33		0.49		0.59
Net realized and unrealized gains (losses)	0.81	(0.59)		(0.24)		0.39		0.95		0.44
Total from Investment Operations	1.10	(0.33)		(0.15)		0.72		1.44		1.03
LESS DISTRIBUTIONS PAID:
From net investment income	(0.29)	(0.26)		(0.09)		(0.34)		(0.49)		(0.59)
From net realized gains	(0.07)	(0.23)		(0.80)		(0.47)		(0.41)		(0.52)
Total Distributions Paid	(0.36)	(0.49)		(0.89)		(0.81)		(0.90)		(1.11)
Net Asset Value, End of Period	$22.17	$21.43		$22.25		$23.29		$23.38		$22.84
Total Return(2)	5.20%	(1.44)%		(0.70)%		3.17%		6.60%		4.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$91,254	$114,262		$132,160		$139,579		$136,803		$141,733
Ratio to average net assets of:(3)
Expenses, net of waivers, reimbursements and credits	0.16%	0.15	%(4)	0.15	%(4)	0.26	%(4)	0.26	%(4)	0.26%
Expenses, before waivers, reimbursements and credits	0.40%	0.68%		0.68%		0.52%		0.48%		0.48%
Net investment income, net of waivers, reimbursements and credits	1.34%	1.20	%(4)	1.20	%(4)	1.43	%(4)	2.17	%(4)	2.60%
Net investment income, before waivers, reimbursements and credits	1.10%	0.67%		0.67%		1.17%		1.95%		2.38%
Portfolio Turnover Rate	50.58%	69.65%		21.88%		74.49%		64.52%		47.05%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately less than $1,000, $1,000, $1,000 and less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2014, four months ended March 31, 2013 and fiscal years ended November 30, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

BOND INDEX FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.9%

Auto Floor Plan – 0.0%

Ford Credit Floorplan Master Owner Trust, Series 2014-1, Class A1, 1.20%, 2/15/19	$300	$301

Ford Credit Floorplan Master Owner Trust, Series 2014-4, Class A1, 1.40%, 8/15/19	100	100
		401

Automobile – 0.3%

Ally Auto Receivables Trust, Series 2013-2, Class A4, 1.24%, 11/15/18	50	50

Ally Auto Receivables Trust, Series 2014-2, Class A3, 1.25%, 4/15/19	250	251

Ally Auto Receivables Trust, Series 2014-SN2, Class A3, 1.03%, 9/20/17	100	100

AmeriCredit Automobile Receivables Trust, Series 2013-2, Class C, 1.79%, 3/8/19	25	25

AmeriCredit Automobile Receivables Trust, Series 2013-2, Class D, 2.42%, 5/8/19	25	25

AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A3, 1.15%, 6/10/19	100	100

AmeriCredit Automobile Receivables Trust, Series 2014-3, Class B, 1.92%, 11/8/19	100	101

AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.58%, 9/8/20	100	101

AmeriCredit Automobile Receivables Trust, Series 2014-3, Class D, 3.13%, 10/8/20	50	51

AmeriCredit Automobile Receivables Trust, Series 2014-4, Class B, 1.87%, 12/9/19	100	100

AmeriCredit Automobile Receivables Trust, Series 2014-4, Class D, 3.07%, 11/9/20	100	101

Capital Auto Receivables Asset Trust, Series 2013-4, Class B, 2.06%, 10/22/18	50	51

Capital Auto Receivables Asset Trust, Series 2013-4, Class C, 2.67%, 2/20/19	50	51

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.9% – continued

Automobile – 0.3% – continued

Capital Auto Receivables Asset Trust, Series 2013-4, Class D, 3.22%, 5/20/19	$50	$51

CarMax Auto Owner Trust, Series 2013-3, Class A4, 1.49%, 1/15/19	200	201

CarMax Auto Owner Trust, Series 2014-1, Class A3, 0.79%, 10/15/18	100	100

CarMax Auto Owner Trust, Series 2014-3, Class A3, 1.16%, 6/17/19	200	200

CarMax Auto Owner Trust, Series 2015-1, Class A3, 1.38%, 11/15/19	200	201

Fifth Third Auto Trust, Series 2013-1, Class A4, 1.30%, 2/18/20	200	201

Fifth Third Auto Trust, Series 2014-2, Class A3, 0.89%, 11/15/18	200	200

Ford Credit Auto Owner Trust, Series 2013-B, Class A4, 0.76%, 8/15/18	100	100

Ford Credit Auto Owner Trust, Series 2013-B, Class B, 1.11%, 10/15/18	100	100

Ford Credit Auto Owner Trust, Series 2014-C, Class A3, 1.06%, 5/15/19	150	150

Honda Auto Receivables Owner Trust, Series 2014-3, Class A3, 0.88%, 6/15/18	500	500

Honda Auto Receivables Owner Trust, Series 2014-3, Class A4, 1.31%, 10/15/20	200	200

Hyundai Auto Receivables Trust, Series 2013-B, Class A4, 1.01%, 2/15/19	75	75

Hyundai Auto Receivables Trust, Series 2013-B, Class C, 1.71%, 2/15/19	65	65

Mercedes Benz Auto Lease Trust, Series 2015-A, Class A3, 1.10%, 8/15/17	100	100

Nissan Auto Lease Trust, Series 2014-B, Class A3, 1.12%, 9/15/17	100	100

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	9	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.9% – continued

Automobile – 0.3% – continued

Nissan Auto Receivables Owner Trust, Series 2013-A, Class A4, 0.75%, 7/15/19	$100	$100

Nissan Auto Receivables Owner Trust, Series 2013-B, Class A4, 1.31%, 10/15/19	100	101

Nissan Auto Receivables Owner Trust, Series 2013-C, Class A4, 1.30%, 6/15/20	200	200

Nissan Auto Receivables Owner Trust, Series 2014-B, Class A3, 1.11%, 5/15/19	500	502

Nissan Auto Receivables Owner Trust, Series 2014-B, Class A4, 1.66%, 3/15/21	200	201

Santander Drive Auto Receivables Trust, Series 2014-2, Class B, 1.62%, 2/15/19	100	100

Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33%, 11/15/19	100	100

Santander Drive Auto Receivables Trust, Series 2014-2, Class D, 2.76%, 2/18/20	75	76

Santander Drive Auto Receivables Trust, Series 2014-3, Class B, 1.45%, 5/15/19	150	151

Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13%, 8/17/20	100	100

Santander Drive Auto Receivables Trust, Series 2014-3, Class D, 2.65%, 8/17/20	50	50

Santander Drive Auto Receivables Trust, Series 2014-4, Class A3, 1.08%, 9/17/18	100	100

Santander Drive Auto Receivables Trust, Series 2014-4, Class B, 1.82%, 5/15/19	100	100

Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.60%, 11/16/20	50	50

Santander Drive Auto Receivables Trust, Series 2014-4, Class D, 3.10%, 11/16/20	50	50

Toyota Auto Receivables Owner Trust, Series 2014-B, Class A3, 0.76%, 3/15/18	215	215

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.9% – continued

Automobile – 0.3% – continued

Toyota Auto Receivables Owner Trust, Series 2015-A, Class A3, 1.12%, 2/15/19	$200	$201

Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A3, 0.95%, 4/22/19	200	200

World Omni Auto Receivables Trust, Series 2014-A, Class A3, 0.94%, 4/15/19	200	200

World Omni Auto Receivables Trust, Series 2014-A, Class A4, 1.53%, 6/15/20	100	100

World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.14%, 1/15/20	100	100
		6,648

Commercial Mortgage-Backed Securities – 1.4%

Banc of America Commercial Mortgage Trust, Series 2006-4, Class AM, 5.68%, 7/10/46	400	423

Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, 1/15/49	419	446

Banc of America Commercial Mortgage Trust, Series 2008-1, Class A4, 6.21%, 2/10/51	415	456

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/41	145	152

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW14, Class A4, 5.20%, 12/11/38	500	526

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A4, 5.71%, 6/11/40	500	539

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4, 5.70%, 6/11/50	250	271

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class A4, 5.47%, 1/12/45	489	520

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.9% – continued

Commercial Mortgage-Backed Securities – 1.4% – continued

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A4, 5.74%, 9/11/42	$1,050	$1,141

Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class AM, 5.84%, 9/11/42	250	274

CD Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48	420	439

CD Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44	378	410

CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2, 3.06%, 12/15/47	200	205

Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49	1,000	1,052

Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.70%, 12/10/49	700	757

Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A4, 3.02%, 9/10/45	400	415

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class A2, 1.99%, 4/10/46	100	101

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class A4, 4.37%, 9/10/46	100	113

Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class AS, 4.65%, 9/10/46	100	113

Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class A4, 3.64%, 10/10/47	100	107

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5, 3.14%, 2/10/48	200	205

Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.03%, 12/10/49	120	128

Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A3, 2.82%, 10/15/45	175	179

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.9% – continued

Commercial Mortgage-Backed Securities – 1.4% – continued

Commercial Mortgage Pass Through Certificates, Series 2014-UBS6, Class A5, 3.64%, 12/10/47	$250	$266

Commercial Mortgage Trust, Series 2006-C8, Class A4, 5.31%, 12/10/46	387	407

Commercial Mortgage Trust, Series 2007-GG11, Class A4, 5.74%, 12/10/49	400	431

Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.44%, 3/10/39	400	422

Commercial Mortgage Trust, Series 2012-CR2, Class A4, 3.15%, 8/15/45	100	105

Commercial Mortgage Trust, Series 2012-CR4, Class A3, 2.85%, 10/15/45	150	154

Commercial Mortgage Trust, Series 2012-CR5, Class A4, 2.77%, 12/10/45	100	102

Commercial Mortgage Trust, Series 2012-LC4, Class A4, 3.29%, 12/10/44	100	106

Commercial Mortgage Trust, Series 2013-CR10, Class A4, 4.21%, 8/10/46	100	112

Commercial Mortgage Trust, Series 2013-CR9, Class A4, 4.24%, 7/10/45	200	225

Commercial Mortgage Trust, Series 2013-LC6, Class A4, 2.94%, 1/10/46	150	154

Commercial Mortgage Trust, Series 2014-CR18, Class A5, 3.83%, 7/15/47	500	542

Commercial Mortgage Trust, Series 2014-CR19, Class A5, 3.80%, 8/10/47	300	324

Commercial Mortgage Trust, Series 2014-CR20, Class A4, 3.59%, 11/10/47	500	532

Commercial Mortgage Trust, Series 2014-UBS5, Class A4, 3.84%, 9/10/47	300	325

Commercial Mortgage Trust, Series 2015-DC1, Class A2, 2.87%, 2/10/48	200	207

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.9% – continued

Commercial Mortgage-Backed Securities – 1.4% – continued

Commercial Mortgage Trust, Series 2015-DC1, Class A5, 3.35%, 2/10/48	$200	$209

Commercial Mortgage Trust, Series 2015-LC19, Class A4, 3.18%, 2/10/48	500	516

Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.54%, 1/15/49	500	533

CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4, 3.51%, 4/15/50	225	238

GE Capital Commercial Mortgage Trust Corp., Series 2007-C1, Class A4, 5.54%, 12/10/49	300	317

GS Mortgage Securities Corp. II, Series 2012-GCJ9, Class A3, 2.77%, 11/10/45	175	179

GS Mortgage Securities Corp. II, Series 2013-GC10, Class A5, 2.94%, 2/10/46	100	103

GS Mortgage Securities Trust, Series 2011-GC5, Class A2, 3.00%, 8/10/44	125	128

GS Mortgage Securities Trust, Series 2011-GC5, Class A4, 3.71%, 8/10/44	150	162

GS Mortgage Securities Trust, Series 2012-GC6, Class A3, 3.48%, 1/10/45	200	213

GS Mortgage Securities Trust, Series 2013-GC13, Class A5, 4.04%, 7/10/46	200	223

GS Mortgage Securities Trust, Series 2013-GC14, Class A5, 4.24%, 8/10/46	150	168

GS Mortgage Securities Trust, Series 2013-GCJ12, Class A4, 3.14%, 6/10/46	100	104

GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.07%, 1/10/47	500	551

GS Mortgage Securities Trust, Series 2014-GC20, Class A5, 4.00%, 4/10/47	100	110

GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.93%, 9/10/47	300	329

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.9% – continued

Commercial Mortgage-Backed Securities – 1.4% – continued

GS Mortgage Securities Trust, Series 2014-GC26, Class A5, 3.63%, 11/10/47	$250	$267

GS Mortgage Securities Trust, Series 2015-GC28, Class A2, 2.90%, 2/10/48	150	156

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.34%, 5/15/47	490	516

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.44%, 6/12/47	718	758

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class A4, 5.69%, 2/12/49	700	754

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.78%, 6/15/49	378	404

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A4, 5.88%, 2/15/51	215	230

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.42%, 1/15/49	937	993

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3, 4.17%, 8/15/46	200	222

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A3, 3.51%, 5/15/45	200	214

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4, 3.48%, 6/15/45	125	133

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A5, 3.14%, 12/15/47	150	156

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class AS, 3.37%, 12/15/47	50	52

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.9% – continued

Commercial Mortgage-Backed Securities – 1.4% – continued

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A4, 3.99%, 1/15/46	$100	$110

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class A4, 4.00%, 4/15/47	200	220

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.80%, 7/15/47	500	541

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 9/15/47	500	539

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C24, Class A2, 2.94%, 11/15/47	250	261

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C24, Class A5, 3.64%, 11/15/47	200	214

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C25, Class A5, 3.67%, 11/15/47	150	160

LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.35%, 11/15/38	695	734

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.15%, 4/15/41	989	1,084

Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 5.84%, 6/12/50	650	699

ML-CFC Commercial Mortgage Trust, Series 2007-6, Class A4, 5.49%, 3/12/51	150	160

ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 5.87%, 8/12/49	500	542

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	225	231

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.22%, 8/15/46	300	336

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.9% – continued

Commercial Mortgage-Backed Securities – 1.4% – continued

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, 2/15/46	$175	$180

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4, 3.10%, 5/15/46	200	207

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A2, 2.92%, 2/15/47	200	208

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.67%, 2/15/47	100	106

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A5, 4.06%, 2/15/47	200	221

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.74%, 8/15/47	400	430

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A2, 3.19%, 10/15/47	500	526

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2, 3.10%, 12/15/47	500	525

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A2, 2.79%, 2/15/48	500	515

Morgan Stanley Capital I Trust, Series 2006-HQ10, Class A4, 5.33%, 11/12/41	88	93

Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4, 5.33%, 12/15/43	467	490

Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4, 5.91%, 6/11/49	286	311

Morgan Stanley Capital I Trust, Series 2007-T25, Class A3, 5.51%, 11/12/49	292	310

Morgan Stanley Capital I Trust, Series 2007-T27, Class A4, 5.65%, 6/11/42	400	434

Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.27%, 1/11/43	206	229

Morgan Stanley Capital I Trust, Series 2011-C3, Class A2, 3.22%, 7/15/49	364	374

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.9% – continued

Commercial Mortgage-Backed Securities – 1.4% – continued

Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	$150	$158

UBS Commercial Mortgage Trust, Series 2012-C1, Class A3, 3.40%, 5/10/45	300	318

UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.09%, 8/10/49	125	130

UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	100	102

UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	100	104

UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.24%, 4/10/46	100	104

UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	150	161

Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.57%, 10/15/48	437	459

Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, 11/15/48	194	204

Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4, 5.51%, 4/15/47	250	264

Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.71%, 6/15/49	200	214

Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4, 3.17%, 2/15/48	100	103

Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.92%, 10/15/45	150	155

Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A4, 4.22%, 7/15/46	100	112

Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A5, 3.18%, 4/15/50	200	206

WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	150	162

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.9% – continued

Commercial Mortgage-Backed Securities – 1.4% – continued

WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	$100	$103

WF-RBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	175	186

WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class A4, 3.20%, 3/15/48	100	105

WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class AS, 3.56%, 3/15/48	50	53

WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class A5, 3.34%, 6/15/46	150	158

WF-RBS Commercial Mortgage Trust, Series 2013-C16, Class A2, 3.22%, 9/15/46	100	105

WF-RBS Commercial Mortgage Trust, Series 2013-C16, Class A5, 4.42%, 9/15/46	250	283

WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.75%, 9/15/57	500	540

WF-RBS Commercial Mortgage Trust, Series 2014-C24, Class A5, 3.61%, 11/15/47	500	533

WF-RBS Commercial Mortgage Trust, Series 2014-C25, Class A5, 3.63%, 11/15/47	250	267

WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class A5, 4.05%, 3/15/47	100	110
		38,713

Credit Card – 0.2%

American Express Credit Account Master Trust, Series 2014-2, Class A, 1.26%, 1/15/20	220	221

American Express Credit Account Master Trust, Series 2014-3, Class A, 1.49%, 4/15/20	300	302

American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43%, 6/15/20	100	100

BA Credit Card Trust, Series 2007-A1, Class A1, 5.17%, 6/15/19	250	268

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.9% – continued

Credit Card – 0.2% – continued

Capital One Multi-Asset Execution Trust, Series 2007-A7, Class A7, 5.75%, 7/15/20	$200	$222

Capital One Multi-Asset Execution Trust, Series 2014-A5, Class A, 1.48%, 7/15/20	300	302

Chase Issuance Trust, Series 2012-A4, Class A4, 1.58%, 8/16/21	250	247

Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/16/24	150	148

Chase Issuance Trust, Series 2013-A1, Class A1, 1.30%, 2/18/20	100	100

Chase Issuance Trust, Series 2014-A1, Class A1, 1.15%, 1/15/19	400	402

Chase Issuance Trust, Series 2014-A7, Class A, 1.38%, 11/15/19	150	151

Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.15%, 6/15/39	100	140

Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.65%, 9/20/19	300	332

Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	300	312

Citibank Credit Card Issuance Trust, Series 2014-A2, Class A2, 1.02%, 2/22/19	325	325

Citibank Credit Card Issuance Trust, Series 2014-A4, Class A4, 1.23%, 4/24/19	200	201

Citibank Credit Card Issuance Trust, Series 2014-A5, Class A5, 2.68%, 6/7/23	150	154

Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15%, 7/15/21	350	356

Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	200	202

Discover Card Execution Note Trust, Series 2007-A1, Class A1, 5.65%, 3/16/20	300	332

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 1.9% – continued

Credit Card – 0.2% – continued

Discover Card Execution Note Trust, Series 2012-A6, Class A6, 1.67%, 1/18/22	$350	$348

Discover Card Execution Note Trust, Series 2014-A3, Class A3, 1.22%, 10/15/19	235	236

Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12%, 12/15/21	400	407

Discover Card Execution Note Trust, Series 2014-A5, Class A, 1.39%, 4/15/20	200	201

Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.36%, 8/17/20	250	250

Synchrony Credit Card Master Note Trust, Series 2012-7, Class A, 1.76%, 9/15/22	100	99

Synchrony Credit Card Master Note Trust, Series 2013-1, Class A, 1.35%, 3/15/21	200	198
		6,556

Utilities – 0.0%

AEP Texas Central Transition Funding lll LLC, Series 2012-1, Class A3, 2.84%, 3/1/26	100	103

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A2, 3.46%, 8/15/19	195	203

CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A3, 4.24%, 8/15/23	100	111

CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A3, 3.03%, 10/15/25	100	105

Entergy Texas Restoration Funding LLC, Series 2009-A, Class A3, 4.38%, 11/1/23	100	111
		633
Total Asset-Backed Securities
(Cost $51,428)		52,951

CORPORATE BONDS – 19.5%

Advertising & Marketing – 0.0%

Interpublic Group of (The) Cos., Inc., 2.25%, 11/15/17	135	136

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Advertising & Marketing – 0.0% – continued

Omnicom Group, Inc., 6.25%, 7/15/19	$300	$349
3.63%, 5/1/22	496	520
		1,005

Aerospace & Defense – 0.4%

Boeing (The) Co., 3.75%, 11/20/16	400	420
0.95%, 5/15/18	200	198
2.85%, 10/30/24	110	113
6.13%, 2/15/33	135	183
3.30%, 3/1/35	55	55
6.63%, 2/15/38	100	144
5.88%, 2/15/40	75	102
3.50%, 3/1/45	500	496

Boeing Capital Corp., 2.13%, 8/15/16	275	280

General Dynamics Corp., 2.25%, 7/15/16	150	153
1.00%, 11/15/17	100	100
3.88%, 7/15/21	250	275
3.60%, 11/15/42	155	154

L-3 Communications Corp., 3.95%, 11/15/16	150	156
5.20%, 10/15/19	250	278
4.95%, 2/15/21	40	44

Lockheed Martin Corp., 7.65%, 5/1/16	100	107
2.13%, 9/15/16	65	66
4.25%, 11/15/19	500	549
3.60%, 3/1/35	135	135
4.07%, 12/15/42	418	437

Northrop Grumman Corp., 1.75%, 6/1/18	125	125
5.05%, 8/1/19	170	189
5.05%, 11/15/40	250	290
4.75%, 6/1/43	250	282

Precision Castparts Corp., 1.25%, 1/15/18	210	209
2.50%, 1/15/23	500	493
3.90%, 1/15/43	100	103

Raytheon Co., 4.40%, 2/15/20	510	567
2.50%, 12/15/22	1,150	1,147
4.70%, 12/15/41	100	114

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Aerospace & Defense – 0.4% – continued

Textron, Inc., 5.60%, 12/1/17	$125	$136

United Technologies Corp., 1.80%, 6/1/17	500	509
5.38%, 12/15/17	390	433
4.50%, 4/15/20	450	506
7.50%, 9/15/29	100	146
6.05%, 6/1/36	100	132
6.13%, 7/15/38	175	233
5.70%, 4/15/40	500	640
4.50%, 6/1/42	700	776
		11,475

Airlines – 0.0%

Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.25%, 11/10/19	290	336

Southwest Airlines Co. Pass Through Trust, Series 2007-1, 6.15%, 8/1/22	358	412
		748

Apparel & Textile Products – 0.0%

NIKE, Inc., 3.63%, 5/1/43	75	75

VF Corp., 3.50%, 9/1/21	150	161
6.00%, 10/15/33	100	131
6.45%, 11/1/37	30	42
		409

Auto Parts Manufacturing – 0.1%

BorgWarner, Inc., 4.38%, 3/15/45	170	176

Delphi Corp., 4.15%, 3/15/24	300	319

Johnson Controls, Inc., 2.60%, 12/1/16	75	77
5.00%, 3/30/20	155	173
5.70%, 3/1/41	250	305
4.63%, 7/2/44	465	499
		1,549

Automobiles Manufacturing – 0.3%

Daimler Finance North America LLC, 8.50%, 1/18/31	175	277

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Automobiles Manufacturing – 0.3% – continued

Ford Motor Co., 7.45%, 7/16/31	$350	$483
4.75%, 1/15/43	500	547

Ford Motor Credit Co. LLC, 4.21%, 4/15/16	1,000	1,029
4.25%, 2/3/17	1,000	1,050
3.00%, 6/12/17	640	659
2.88%, 10/1/18	200	206
2.60%, 11/4/19	200	203
2.46%, 3/27/20	260	260
5.88%, 8/2/21	500	589
3.22%, 1/9/22	200	204
4.25%, 9/20/22	300	323

Toyota Motor Credit Corp., 2.00%, 9/15/16	165	168
2.05%, 1/12/17	750	766
1.75%, 5/22/17	150	152
1.25%, 10/5/17	250	251
1.38%, 1/10/18	500	502
2.00%, 10/24/18	400	408
2.10%, 1/17/19	100	102
2.13%, 7/18/19	100	102
4.50%, 6/17/20	300	337
		8,618

Banks – 0.8%

Bank of America N.A., 6.00%, 10/15/36	250	321

Bank One Corp., 7.75%, 7/15/25	54	71

BB&T Corp., 3.95%, 4/29/16	250	259
2.15%, 3/22/17	250	255
1.60%, 8/15/17	50	50
1.45%, 1/12/18	80	80
2.05%, 6/19/18	100	101
2.25%, 2/1/19	100	101
2.45%, 1/15/20	450	458

Branch Banking & Trust Co., 2.30%, 10/15/18	500	512
2.85%, 4/1/21	650	672
3.80%, 10/30/26	250	263

Capital One N.A., 1.50%, 3/22/18	250	248
2.40%, 9/5/19	250	251

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Banks – 0.8% – continued

Discover Bank, 2.00%, 2/21/18	$500	$501
3.20%, 8/9/21	250	253

Fifth Third Bancorp, 5.45%, 1/15/17	75	80
3.50%, 3/15/22	200	209
4.30%, 1/16/24	220	235
8.25%, 3/1/38	275	413

Fifth Third Bank, 2.88%, 10/1/21	250	253

HSBC Bank USA N.A., 4.88%, 8/24/20	300	337
7.00%, 1/15/39	350	495

HSBC USA, Inc., 1.63%, 1/16/18	180	180
2.63%, 9/24/18	80	82
2.38%, 11/13/19	250	252
2.35%, 3/5/20	200	201
3.50%, 6/23/24	1,000	1,045

JPMorgan Chase Bank N.A., 5.88%, 6/13/16	200	211
6.00%, 10/1/17	1,400	1,550

KeyBank N.A., 2.50%, 12/15/19	250	255
2.25%, 3/16/20	1,000	1,007

KeyCorp, 2.30%, 12/13/18	250	254
5.10%, 3/24/21	25	28

Manufacturers & Traders Trust Co., 1.40%, 7/25/17	250	251
6.63%, 12/4/17	250	283
1.45%, 3/7/18	500	500

MUFG Union Bank N.A., 2.63%, 9/26/18	250	257

PNC Bank N.A., 4.88%, 9/21/17	100	108
1.50%, 10/18/17	500	504
2.70%, 11/1/22	750	746
2.95%, 1/30/23	250	251
3.80%, 7/25/23	250	265

PNC Financial Services Group (The), Inc., 2.85%, 11/9/22	100	101

PNC Funding Corp., 2.70%, 9/19/16	60	61

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Banks – 0.8% – continued
6.70%, 6/10/19	$600	$714
4.38%, 8/11/20	500	557
3.30%, 3/8/22	150	158

Santander Holdings USA, Inc., 4.63%, 4/19/16	30	31

SunTrust Bank, 7.25%, 3/15/18	125	145
2.75%, 5/1/23	350	348

SunTrust Banks, Inc., 3.60%, 4/15/16	100	102
2.35%, 11/1/18	25	25
2.50%, 5/1/19	200	203

US Bancorp, 2.20%, 11/15/16	75	77
1.95%, 11/15/18	200	203
4.13%, 5/24/21	200	222
3.00%, 3/15/22	115	119
2.95%, 7/15/22	1,200	1,221

US Bank N.A., 1.38%, 9/11/17	350	352
1.35%, 1/26/18	500	502

Wachovia Corp., 5.63%, 10/15/16	550	588
5.75%, 6/15/17	350	385
5.75%, 2/1/18	600	671

Wells Fargo Bank N.A., 5.85%, 2/1/37	250	323
6.60%, 1/15/38	300	424

Wells Fargo Capital X, 5.95%, 12/15/36	100	104
		22,284

Biotechnology – 0.3%

Amgen, Inc., 2.30%, 6/15/16	100	101
2.50%, 11/15/16	250	256
1.25%, 5/22/17	70	70
5.85%, 6/1/17	305	335
2.20%, 5/22/19	1,250	1,266
4.50%, 3/15/20	425	469
4.10%, 6/15/21	165	179
3.88%, 11/15/21	250	269
6.38%, 6/1/37	100	129
6.40%, 2/1/39	100	130
5.75%, 3/15/40	750	912

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Biotechnology – 0.3% – continued
5.15%, 11/15/41	$250	$288
5.65%, 6/15/42	100	123
5.38%, 5/15/43	200	239

Celgene Corp., 2.30%, 8/15/18	35	36
2.25%, 5/15/19	165	167
3.63%, 5/15/24	1,000	1,039
5.25%, 8/15/43	85	98

Gilead Sciences, Inc., 3.05%, 12/1/16	100	104
2.05%, 4/1/19	100	101
2.35%, 2/1/20	85	87
4.50%, 4/1/21	200	225
5.65%, 12/1/41	330	420
4.50%, 2/1/45	250	276
		7,319

Cable & Satellite – 0.4%

Comcast Corp., 4.95%, 6/15/16	250	263
3.13%, 7/15/22	430	445
3.38%, 2/15/25	65	68
7.05%, 3/15/33	140	199
5.65%, 6/15/35	50	62
6.45%, 3/15/37	590	799
6.95%, 8/15/37	450	639
6.40%, 5/15/38	600	813
6.40%, 3/1/40	145	198
4.65%, 7/15/42	40	45
4.75%, 3/1/44	500	575

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 1.75%, 1/15/18	55	55
4.60%, 2/15/21	555	607
4.45%, 4/1/24	1,020	1,089
6.00%, 8/15/40	520	589

Time Warner Cable, Inc., 6.75%, 7/1/18	450	517
8.75%, 2/14/19	300	370
5.00%, 2/1/20	2,440	2,723
6.55%, 5/1/37	200	251
7.30%, 7/1/38	455	613
6.75%, 6/15/39	130	167
		11,087

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Chemicals – 0.4%

Air Products & Chemicals, Inc., 2.00%, 8/2/16	$145	$147
1.20%, 10/15/17	250	250
3.00%, 11/3/21	300	310
2.75%, 2/3/23	250	252

Airgas, Inc., 1.65%, 2/15/18	250	249
2.90%, 11/15/22	150	149
3.65%, 7/15/24	70	72

Cabot Corp., 5.00%, 10/1/16	250	264
2.55%, 1/15/18	300	307

CF Industries, Inc., 6.88%, 5/1/18	300	342
3.45%, 6/1/23	110	111
5.15%, 3/15/34	735	805

Dow Chemical (The) Co., 5.70%, 5/15/18	29	33
4.25%, 11/15/20	250	274
4.13%, 11/15/21	200	217
3.00%, 11/15/22	100	101
7.38%, 11/1/29	100	136
4.25%, 10/1/34	150	153
9.40%, 5/15/39	300	496
5.25%, 11/15/41	400	450

E.I. du Pont de Nemours & Co., 5.25%, 12/15/16	400	430
4.63%, 1/15/20	185	207
2.80%, 2/15/23	630	629
6.50%, 1/15/28	100	130
4.15%, 2/15/43	250	257

Eastman Chemical Co., 2.40%, 6/1/17	560	572
2.70%, 1/15/20	120	122
4.80%, 9/1/42	200	209
4.65%, 10/15/44	100	105

Lubrizol Corp., 6.50%, 10/1/34	50	68

Monsanto Co., 2.75%, 4/15/16	50	51
5.13%, 4/15/18	240	265
2.20%, 7/15/22	65	63
5.50%, 8/15/25	50	60
4.20%, 7/15/34	55	59

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Chemicals – 0.4% – continued
5.88%, 4/15/38	$256	$322
4.40%, 7/15/44	250	269

Mosaic (The) Co., 5.45%, 11/15/33	250	289
4.88%, 11/15/41	100	106

PPG Industries, Inc., 6.65%, 3/15/18	38	43
2.30%, 11/15/19	250	253

Praxair, Inc., 1.05%, 11/7/17	85	85
1.25%, 11/7/18	150	149
4.50%, 8/15/19	400	443
4.05%, 3/15/21	100	110
2.45%, 2/15/22	250	251
2.20%, 8/15/22	150	146
3.55%, 11/7/42	125	122

Rohm & Haas Co., 6.00%, 9/15/17	72	80

Sherwin-Williams (The) Co., 1.35%, 12/15/17	100	100

Westlake Chemical Corp., 3.60%, 7/15/22	65	66
		11,179

Commercial Finance – 0.6%

Air Lease Corp., 3.38%, 1/15/19	65	66
3.75%, 2/1/22	125	127
4.25%, 9/15/24	350	361

GATX Corp., 2.38%, 7/30/18	35	36
5.20%, 3/15/44	35	39

General Electric Capital Corp., 2.95%, 5/9/16	200	205
2.90%, 1/9/17	750	777
2.30%, 4/27/17	250	257
5.63%, 9/15/17	1,175	1,299
1.60%, 11/20/17	135	136
1.63%, 4/2/18	250	252
5.63%, 5/1/18	2,575	2,891
2.10%, 12/11/19	125	127
4.38%, 9/16/20	115	128
4.63%, 1/7/21	1,400	1,576
3.15%, 9/7/22	750	776

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Commercial Finance – 0.6% – continued
3.10%, 1/9/23	$500	$515
3.45%, 5/15/24	1,350	1,422
6.75%, 3/15/32	150	208
6.15%, 8/7/37	150	199
5.88%, 1/14/38	800	1,034
6.88%, 1/10/39	550	791
6.38%, 11/15/67	250	271

Private Export Funding Corp., 1.45%, 8/15/19	2,000	1,984
		15,477

Communications Equipment – 0.3%

Apple, Inc., 0.45%, 5/3/16	360	360
1.00%, 5/3/18	1,575	1,566
2.85%, 5/6/21	125	130
2.40%, 5/3/23	500	494
3.45%, 5/6/24	1,250	1,327
3.85%, 5/4/43	230	234
3.45%, 2/9/45	500	474

CC Holdings GS V LLC/Crown Castle GS III Corp., 2.38%, 12/15/17	100	101

Cisco Systems, Inc., 1.10%, 3/3/17	400	402
2.13%, 3/1/19	620	633
4.45%, 1/15/20	225	252
2.90%, 3/4/21	50	53
5.90%, 2/15/39	690	887

Harris Corp., 6.38%, 6/15/19	50	57

Juniper Networks, Inc., 4.60%, 3/15/21	100	106
5.95%, 3/15/41	100	104

Motorola Solutions, Inc., 3.75%, 5/15/22	325	333
3.50%, 3/1/23	100	100
		7,613

Construction Materials Manufacturing – 0.0%

CRH America, Inc., 6.00%, 9/30/16	100	107

Martin Marietta Materials, Inc., 6.60%, 4/15/18	100	113

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Construction Materials Manufacturing – 0.0% – continued

Owens Corning, 4.20%, 12/15/22	$190	$198
		418

Consumer Finance – 0.3%

American Express Co., 6.15%, 8/28/17	800	889
7.00%, 3/19/18	300	347
2.65%, 12/2/22	632	629
3.63%, 12/5/24	125	128

American Express Credit Corp., 2.80%, 9/19/16	1,250	1,285
2.38%, 3/24/17	250	257
1.13%, 6/5/17	400	400

American Honda Finance Corp., 2.13%, 10/10/18	75	76
2.25%, 8/15/19	250	254
2.15%, 3/13/20	800	807

Capital One Bank USA N.A., 2.25%, 2/13/19	300	302
2.30%, 6/5/19	300	301

Capital One Financial Corp., 3.15%, 7/15/16	195	200
2.45%, 4/24/19	500	506
3.75%, 4/24/24	1,000	1,038

Fidelity National Information Services, Inc., 2.00%, 4/15/18	40	40
5.00%, 3/15/22	200	212

Fiserv, Inc., 3.13%, 6/15/16	170	174
4.63%, 10/1/20	250	276
3.50%, 10/1/22	50	51

HSBC Finance Corp., 6.68%, 1/15/21	500	594

Total System Services, Inc., 2.38%, 6/1/18	200	201

Western Union (The) Co., 5.93%, 10/1/16	355	379
6.20%, 11/17/36	50	53
6.20%, 6/21/40	70	73
		9,472

Consumer Products – 0.2%

Clorox (The) Co., 5.95%, 10/15/17	25	28

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Consumer Products – 0.2% – continued
3.05%, 9/15/22	$250	$251

Colgate-Palmolive Co., 0.90%, 5/1/18	250	249
2.45%, 11/15/21	1,000	1,024
2.30%, 5/3/22	165	165
1.95%, 2/1/23	250	241

Estee Lauder (The) Cos., Inc., 2.35%, 8/15/22	50	49
6.00%, 5/15/37	100	130

Kimberly-Clark Corp., 6.13%, 8/1/17	50	56
6.25%, 7/15/18	150	172
2.40%, 3/1/22	50	50
6.63%, 8/1/37	350	496
3.70%, 6/1/43	100	102

Procter & Gamble (The) Co., 1.45%, 8/15/16	50	51
4.70%, 2/15/19	200	224
1.90%, 11/1/19	100	101
2.30%, 2/6/22	215	218
3.10%, 8/15/23	250	263
5.80%, 8/15/34	100	135
5.55%, 3/5/37	50	66

Unilever Capital Corp., 4.25%, 2/10/21	250	281
5.90%, 11/15/32	125	174
		4,526

Consumer Services – 0.0%

Ecolab, Inc., 3.00%, 12/8/16	175	180
1.45%, 12/8/17	100	100
2.25%, 1/12/20	100	101
4.35%, 12/8/21	250	276
5.50%, 12/8/41	455	554
		1,211

Containers & Packaging – 0.1%

3M Co., 1.00%, 6/26/17	150	150
5.70%, 3/15/37	350	465

International Paper Co., 7.95%, 6/15/18	325	384
7.50%, 8/15/21	850	1,068
4.75%, 2/15/22	125	138

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Containers & Packaging – 0.1% – continued
3.65%, 6/15/24	$250	$255
7.30%, 11/15/39	45	60
6.00%, 11/15/41	250	297

Packaging Corp. of America, 4.50%, 11/1/23	100	108
3.65%, 9/15/24	250	251

Rock-Tenn Co., 3.50%, 3/1/20	150	156

Sonoco Products Co., 4.38%, 11/1/21	25	27
5.75%, 11/1/40	150	179

Westvaco Corp., 7.95%, 2/15/31	100	135
		3,673

Department Stores – 0.1%

Kohl’s Corp., 4.00%, 11/1/21	85	90
3.25%, 2/1/23	100	100
4.75%, 12/15/23	250	275
6.00%, 1/15/33	100	115
6.88%, 12/15/37	150	194

Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	213	230
3.88%, 1/15/22	30	32
2.88%, 2/15/23	150	149
6.90%, 4/1/29	305	396
6.90%, 1/15/32	250	329
4.50%, 12/15/34	100	106
5.13%, 1/15/42	40	45

Nordstrom, Inc., 6.25%, 1/15/18	325	367
4.00%, 10/15/21	150	163
7.00%, 1/15/38	50	71
		2,662

Design, Manufacturing & Distribution – 0.0%

Arrow Electronics, Inc., 3.00%, 3/1/18	85	87

Diversified Banks – 1.7%

Bank of America Corp., 6.05%, 5/16/16	600	630
6.50%, 8/1/16	1,000	1,067
5.75%, 8/15/16	100	106

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Diversified Banks – 1.7% – continued
5.63%, 10/14/16	$200	$213
3.88%, 3/22/17	150	157
1.70%, 8/25/17	1,000	1,004
6.40%, 8/28/17	200	222
6.00%, 9/1/17	250	275
5.75%, 12/1/17	865	952
2.00%, 1/11/18	1,155	1,164
6.88%, 4/25/18	505	578
5.65%, 5/1/18	450	499
6.88%, 11/15/18	275	319
2.60%, 1/15/19	300	305
2.65%, 4/1/19	850	866
7.63%, 6/1/19	540	652
5.63%, 7/1/20	1,440	1,660
5.00%, 5/13/21	400	452
5.70%, 1/24/22	1,000	1,169
4.10%, 7/24/23	100	107
4.00%, 4/1/24	165	176
4.20%, 8/26/24	1,500	1,552
4.00%, 1/22/25	500	504
4.25%, 10/22/26	100	103
6.11%, 1/29/37	150	183
7.75%, 5/14/38	275	396
5.88%, 2/7/42	250	318
5.00%, 1/21/44	100	115
4.88%, 4/1/44	95	107

Citigroup, Inc., 1.30%, 4/1/16	150	151
4.45%, 1/10/17	250	263
5.50%, 2/15/17	225	241
6.00%, 8/15/17	100	110
6.13%, 11/21/17	2,075	2,306
1.85%, 11/24/17	600	604
1.75%, 5/1/18	150	150
6.13%, 5/15/18	350	394
2.55%, 4/8/19	65	66
2.50%, 7/29/19	250	254
2.40%, 2/18/20	710	713
5.38%, 8/9/20	500	572
4.50%, 1/14/22	735	812
4.05%, 7/30/22	90	94
3.38%, 3/1/23	150	154
3.50%, 5/15/23	190	189
3.88%, 10/25/23	200	211

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Diversified Banks – 1.7% – continued
4.00%, 8/5/24	$150	$153
3.88%, 3/26/25	750	753
4.30%, 11/20/26	325	336
6.63%, 6/15/32	100	125
6.00%, 10/31/33	350	414
6.13%, 8/25/36	125	151
8.13%, 7/15/39	1,180	1,856
5.88%, 1/30/42	30	38
5.30%, 5/6/44	50	56

JPMorgan Chase & Co., 3.15%, 7/5/16	935	959
1.35%, 2/15/17	150	151
6.13%, 6/27/17	100	110
2.00%, 8/15/17	125	127
6.00%, 1/15/18	1,610	1,801
1.80%, 1/25/18	1,000	1,008
1.63%, 5/15/18	200	199
2.35%, 1/28/19	1,750	1,779
6.30%, 4/23/19	500	581
2.20%, 10/22/19	500	501
2.25%, 1/23/20	500	501
4.95%, 3/25/20	375	422
4.40%, 7/22/20	300	329
4.63%, 5/10/21	250	279
4.35%, 8/15/21	615	676
3.25%, 9/23/22	210	215
3.63%, 5/13/24	250	260
3.88%, 9/10/24	1,250	1,282
6.40%, 5/15/38	554	743
5.60%, 7/15/41	405	496
5.40%, 1/6/42	100	120
5.63%, 8/16/43	150	180
4.85%, 2/1/44	500	571

Wells Fargo & Co., 5.13%, 9/15/16	475	503
2.63%, 12/15/16	250	257
2.10%, 5/8/17	250	255
1.40%, 9/8/17	1,000	1,004
5.63%, 12/11/17	445	494
2.15%, 1/15/19	135	137
3.00%, 1/22/21	100	103
4.60%, 4/1/21	500	561
3.50%, 3/8/22	1,000	1,062

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Diversified Banks – 1.7% – continued
3.45%, 2/13/23	$125	$128
4.13%, 8/15/23	200	213
3.30%, 9/9/24	1,500	1,549
3.00%, 2/19/25	250	251
5.38%, 2/7/35	425	521
4.65%, 11/4/44	375	402
		47,747

Educational Services – 0.0%

Board of Trustees of The Leland Stanford Junior University (The), 4.75%, 5/1/19	200	223

California Institute of Technology, 4.70%, 11/1/11 (1)	110	121

George Washington University (The), 3.49%, 9/15/22	50	52

Johns Hopkins University, 4.08%, 7/1/53	100	106

Massachusetts Institute of Technology, 5.60%, 7/1/11 (1)	190	259
4.68%, 7/1/14 (2)	15	18

Northwestern University, 4.64%, 12/1/44	50	61

Princeton University, 4.95%, 3/1/19	100	112

Trustees of Dartmouth College, 4.75%, 6/1/19	170	190

University of Pennsylvania, 4.67%, 9/1/12 (3)	100	111

Vanderbilt University (The), 5.25%, 4/1/19	100	113
		1,366

Electrical Equipment Manufacturing – 0.2%

ABB Finance USA, Inc., 1.63%, 5/8/17	90	91
4.38%, 5/8/42	250	281

Amphenol Corp., 3.13%, 9/15/21	100	103

Dover Corp., 4.30%, 3/1/21	310	345

Emerson Electric Co., 5.38%, 10/15/17	100	110
5.25%, 10/15/18	325	365
2.63%, 2/15/23	85	85

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Electrical Equipment Manufacturing – 0.2% – continued
6.00%, 8/15/32	$25	$33
6.13%, 4/15/39	50	68

General Electric Co., 5.25%, 12/6/17	750	828
2.70%, 10/9/22	1,080	1,099
4.50%, 3/11/44	650	730

Honeywell International, Inc., 5.30%, 3/15/17	200	217
3.35%, 12/1/23	290	306
5.70%, 3/15/37	125	163

Rockwell Automation, Inc., 6.25%, 12/1/37	150	200

Roper Industries, Inc., 1.85%, 11/15/17	160	161
2.05%, 10/1/18	120	120
		5,305

Entertainment Content – 0.4%

CBS Corp., 4.63%, 5/15/18	25	27
2.30%, 8/15/19	200	200
5.75%, 4/15/20	585	672
4.30%, 2/15/21	755	815
3.38%, 3/1/22	100	102
5.50%, 5/15/33	235	262

Scripps Networks Interactive, Inc., 2.70%, 12/15/16	100	103

Time Warner Entertainment Co. L.P., 8.38%, 3/15/23	75	101
8.38%, 7/15/33	215	315

Time Warner, Inc., 5.88%, 11/15/16	400	431
2.10%, 6/1/19	75	75
4.88%, 3/15/20	160	179
4.75%, 3/29/21	350	391
3.40%, 6/15/22	50	51
6.50%, 11/15/36	850	1,103
6.20%, 3/15/40	55	70
6.10%, 7/15/40	200	253
5.38%, 10/15/41	500	586

Viacom, Inc., 2.50%, 12/15/16	65	66
6.13%, 10/5/17	125	138
2.50%, 9/1/18	45	46

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Entertainment Content – 0.4% – continued
2.20%, 4/1/19	$80	$80
5.63%, 9/15/19	310	350
2.75%, 12/15/19	375	381
6.88%, 4/30/36	600	742
4.50%, 2/27/42	300	286

Walt Disney (The) Co., 1.35%, 8/16/16	150	152
1.13%, 2/15/17	250	252
1.10%, 12/1/17	25	25
5.50%, 3/15/19	400	460
3.75%, 6/1/21	510	555
2.55%, 2/15/22	75	76
3.70%, 12/1/42	130	132
4.13%, 6/1/44	100	111
		9,588

Exploration & Production – 0.5%

Anadarko Petroleum Corp., 6.95%, 6/15/19	500	590
7.95%, 6/15/39	95	134
6.20%, 3/15/40	15	18
4.50%, 7/15/44	750	767

Apache Corp., 5.63%, 1/15/17	250	269
3.63%, 2/1/21	200	210
6.00%, 1/15/37	360	430
5.10%, 9/1/40	250	268
5.25%, 2/1/42	260	285

ConocoPhillips, 6.65%, 7/15/18	100	116
5.75%, 2/1/19	209	240
5.90%, 10/15/32	270	340
5.90%, 5/15/38	100	128

Continental Resources, Inc., 7.13%, 4/1/21	125	131
5.00%, 9/15/22	820	809

Devon Energy Corp., 6.30%, 1/15/19	600	688
4.00%, 7/15/21	200	213
3.25%, 5/15/22	235	237
7.95%, 4/15/32	100	138

Devon Financing Corp. LLC, 7.88%, 9/30/31	410	559

EOG Resources, Inc., 5.63%, 6/1/19	215	247

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Exploration & Production – 0.5% – continued
4.10%, 2/1/21	$500	$540

EQT Corp., 4.88%, 11/15/21	325	342

Hess Corp., 7.88%, 10/1/29	620	801
7.13%, 3/15/33	75	91

Kerr-McGee Corp., 7.88%, 9/15/31	70	95

Marathon Oil Corp., 6.00%, 10/1/17	485	538
6.80%, 3/15/32	175	215

Murphy Oil Corp., 4.00%, 6/1/22	100	96
7.05%, 5/1/29	300	346

Noble Energy, Inc., 4.15%, 12/15/21	250	265
3.90%, 11/15/24	500	509

Occidental Petroleum Corp., 1.75%, 2/15/17	250	253
1.50%, 2/15/18	50	50
4.10%, 2/1/21	750	822
3.13%, 2/15/22	100	103

Pioneer Natural Resources Co., 6.65%, 3/15/17	150	163
6.88%, 5/1/18	100	113
3.95%, 7/15/22	85	87
7.20%, 1/15/28	100	125

Southwestern Energy Co., 4.10%, 3/15/22	100	98

Tosco Corp., 8.13%, 2/15/30	245	361
		12,830

Financial Services – 1.2%

Bank of New York Mellon (The) Corp., 2.30%, 7/28/16	150	153
5.50%, 12/1/17	100	110
1.30%, 1/25/18	500	498
1.35%, 3/6/18	150	150
2.20%, 5/15/19	65	66
5.45%, 5/15/19	75	85
2.15%, 2/24/20	355	358
3.55%, 9/23/21	1,455	1,553

Bear Stearns (The) Cos. LLC, 5.55%, 1/22/17	50	53

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Financial Services – 1.2% – continued
6.40%, 10/2/17	$150	$167
7.25%, 2/1/18	535	616

BlackRock, Inc., 5.00%, 12/10/19	130	148
4.25%, 5/24/21	150	168
3.38%, 6/1/22	250	263
3.50%, 3/18/24	250	265

Charles Schwab (The) Corp., 1.50%, 3/10/18	300	301
2.20%, 7/25/18	35	36
4.45%, 7/22/20	250	280

CME Group, Inc., 5.30%, 9/15/43	125	155

Goldman Sachs Group (The), Inc., 5.75%, 10/1/16	250	267
5.63%, 1/15/17	300	322
6.25%, 9/1/17	1,300	1,442
5.95%, 1/18/18	1,435	1,598
6.15%, 4/1/18	815	916
2.63%, 1/31/19	1,180	1,206
2.55%, 10/23/19	400	406
5.38%, 3/15/20	1,295	1,469
2.60%, 4/23/20	250	253
5.25%, 7/27/21	540	614
5.75%, 1/24/22	750	876
3.63%, 1/22/23	1,000	1,034
4.00%, 3/3/24	250	264
3.85%, 7/8/24	500	523
5.95%, 1/15/27	150	176
6.75%, 10/1/37	1,165	1,530
6.25%, 2/1/41	300	391
4.80%, 7/8/44	100	111

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 2/1/22	315	324

Jefferies Group LLC, 8.50%, 7/15/19	50	60
5.13%, 1/20/23	315	327

Legg Mason, Inc., 2.70%, 7/15/19	65	66

Mack-Cali Realty L.P., 4.50%, 4/18/22	200	203

Morgan Stanley, 3.80%, 4/29/16	150	154

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Financial Services – 1.2% – continued
5.45%, 1/9/17	$325	$348
6.25%, 8/28/17	350	387
5.95%, 12/28/17	175	194
6.63%, 4/1/18	1,435	1,632
2.50%, 1/24/19	750	764
7.30%, 5/13/19	645	772
2.38%, 7/23/19	500	504
5.63%, 9/23/19	475	541
2.65%, 1/27/20	100	101
5.50%, 7/28/21	565	655
4.88%, 11/1/22	450	491
3.75%, 2/25/23	700	733
4.10%, 5/22/23	300	312
3.88%, 4/29/24	1,410	1,483
3.70%, 10/23/24	500	521
6.25%, 8/9/26	100	124
6.38%, 7/24/42	300	400
4.30%, 1/27/45	575	596

MUFG Americas Holdings Corp., 2.25%, 2/10/20	170	170
3.50%, 6/18/22	150	157

National Rural Utilities Cooperative Finance Corp., 5.45%, 4/10/17	300	326
2.15%, 2/1/19	165	168
2.30%, 11/15/19	500	510
2.00%, 1/27/20	50	50
3.05%, 2/15/22	35	36
8.00%, 3/1/32	50	74

State Street Corp., 3.10%, 5/15/23	225	228
3.70%, 11/20/23	550	591
3.30%, 12/16/24	120	125

TD Ameritrade Holding Corp., 2.95%, 4/1/22	80	81
		33,031

Food & Beverage – 0.7%

Anheuser-Busch Cos. LLC, 5.50%, 1/15/18	375	418
5.95%, 1/15/33	100	127
5.75%, 4/1/36	100	123
6.45%, 9/1/37	50	66

Anheuser-Busch InBev Finance, Inc., 1.25%, 1/17/18	360	360

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Food & Beverage – 0.7% – continued
2.15%, 2/1/19	$500	$509
4.00%, 1/17/43	150	153
4.63%, 2/1/44	250	277

Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17	500	503
5.38%, 1/15/20	450	518
2.50%, 7/15/22	60	59
8.20%, 1/15/39	750	1,172
3.75%, 7/15/42	65	63

Archer-Daniels-Midland Co., 5.45%, 3/15/18	175	196
4.48%, 3/1/21	150	168
5.38%, 9/15/35	175	216
5.77%, 3/1/41	130	170
4.02%, 4/16/43	56	58

Beam Suntory, Inc., 1.88%, 5/15/17	65	65
1.75%, 6/15/18	250	250

Bottling Group LLC, 5.50%, 4/1/16	675	708

Brown-Forman Corp., 1.00%, 1/15/18	65	64
3.75%, 1/15/43	50	50

Campbell Soup Co., 2.50%, 8/2/22	205	200
3.80%, 8/2/42	40	37

Coca-Cola(The)Co., 1.80%, 9/1/16	65	66
1.65%, 3/14/18	125	127
1.15%, 4/1/18	250	250
2.45%, 11/1/20	500	515
3.15%, 11/15/20	1,115	1,186
3.30%, 9/1/21	250	267
3.20%, 11/1/23	100	105

ConAgra Foods, Inc., 7.00%, 4/15/19	500	585
3.25%, 9/15/22	55	55
3.20%, 1/25/23	150	148
7.00%, 10/1/28	200	252
4.65%, 1/25/43	292	293

Dr. Pepper Snapple Group, Inc., 2.60%, 1/15/19	80	82
2.00%, 1/15/20	90	89

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Food & Beverage – 0.7% – continued

General Mills, Inc., 2.20%, 10/21/19	$300	$302
3.15%, 12/15/21	500	518
3.65%, 2/15/24	75	79
5.40%, 6/15/40	70	83

Hershey (The) Co., 1.50%, 11/1/16	250	253

Ingredion, Inc., 1.80%, 9/25/17	155	155

Kellogg Co., 1.88%, 11/17/16	55	56
1.75%, 5/17/17	75	76
3.25%, 5/21/18	130	136
2.75%, 3/1/23	350	343
7.45%, 4/1/31	300	405

Kraft Foods Group, Inc., 3.50%, 6/6/22	1,130	1,169
5.00%, 6/4/42	205	227

Mead Johnson Nutrition Co., 4.90%, 11/1/19	250	277
5.90%, 11/1/39	701	859

Molson Coors Brewing Co., 2.00%, 5/1/17	60	61
5.00%, 5/1/42	100	106

Mondelez International, Inc., 2.25%, 2/1/19	250	253

PepsiCo, Inc., 2.50%, 5/10/16	200	204
5.00%, 6/1/18	650	720
2.25%, 1/7/19	500	513
4.50%, 1/15/20	300	337
3.00%, 8/25/21	770	807
2.75%, 3/5/22	385	393
4.88%, 11/1/40	265	306
4.00%, 3/5/42	50	51
3.60%, 8/13/42	50	48
4.25%, 10/22/44	70	75

Tyson Foods, Inc., 2.65%, 8/15/19	290	297
4.50%, 6/15/22	300	331
4.88%, 8/15/34	100	113
		20,103

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Forest & Paper Products Manufacturing – 0.1%

Domtar Corp., 6.75%, 2/15/44	$100	$115

Georgia-Pacific LLC, 8.00%, 1/15/24	500	664
7.75%, 11/15/29	500	705
		1,484

Hardware – 0.1%

Corning, Inc., 4.25%, 8/15/20	250	276
5.75%, 8/15/40	170	206

EMC Corp., 1.88%, 6/1/18	575	582
3.38%, 6/1/23	300	312

Hewlett-Packard Co., 2.65%, 6/1/16	250	255
4.38%, 9/15/21	540	582
4.65%, 12/9/21	225	246
6.00%, 9/15/41	275	306

NetApp, Inc., 3.25%, 12/15/22	150	148

Pitney Bowes, Inc., 4.63%, 3/15/24	150	157
		3,070

Health Care Facilities & Services – 0.2%

AmerisourceBergen Corp., 1.15%, 5/15/17	175	174
3.25%, 3/1/25	135	137
4.25%, 3/1/45	60	63

Cardinal Health, Inc., 1.90%, 6/15/17	65	66
1.70%, 3/15/18	25	25
4.63%, 12/15/20	250	279
3.20%, 6/15/22	150	154
4.60%, 3/15/43	35	38
4.50%, 11/15/44	175	185

Catholic Health Initiatives, 1.60%, 11/1/17	85	85

Express Scripts Holding Co., 3.13%, 5/15/16	100	102
2.65%, 2/15/17	725	743
7.25%, 6/15/19	440	527
4.75%, 11/15/21	500	563
6.13%, 11/15/41	100	127

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Health Care Facilities & Services – 0.2% – continued

Laboratory Corp. of America Holdings, 2.50%, 11/1/18	$385	$393
2.63%, 2/1/20	150	151
4.70%, 2/1/45	300	309

McKesson Corp., 5.70%, 3/1/17	275	298
1.40%, 3/15/18	80	80
2.70%, 12/15/22	120	119
3.80%, 3/15/24	160	169
6.00%, 3/1/41	250	321
4.88%, 3/15/44	355	407

Medco Health Solutions, Inc., 7.13%, 3/15/18	300	345

Memorial Sloan-Kettering Cancer Center, 4.13%, 7/1/52	100	101

Quest Diagnostics, Inc., 6.40%, 7/1/17	100	112
4.75%, 1/30/20	340	373
2.50%, 3/30/20	130	130
5.75%, 1/30/40	108	122
		6,698

Home & Office Products Manufacturing – 0.0%

Newell Rubbermaid, Inc., 2.88%, 12/1/19	125	127

Home Improvement – 0.0%

Stanley Black & Decker, Inc., 3.40%, 12/1/21	265	280
2.90%, 11/1/22	65	66

Whirlpool Corp., 1.65%, 11/1/17	100	101
4.85%, 6/15/21	100	112
4.70%, 6/1/22	100	110
3.70%, 3/1/23	100	103
		772

Industrial Other – 0.0%

Fluor Corp., 3.50%, 12/15/24	450	464

Integrated Oils – 0.2%

Chevron Corp., 0.89%, 6/24/16	120	121
1.72%, 6/24/18	660	668
4.95%, 3/3/19	300	337

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Integrated Oils – 0.2% – continued
2.19%, 11/15/19	$300	$306
3.19%, 6/24/23	625	651

ConocoPhillips Co., 1.05%, 12/15/17	6	6
2.88%, 11/15/21	1,055	1,082
2.40%, 12/15/22	265	259

ConocoPhillips Holding Co., 6.95%, 4/15/29	365	499

Exxon Mobil Corp., 1.91%, 3/6/20	1,070	1,080
3.57%, 3/6/45	90	93
		5,102

Internet Media – 0.0%

Google, Inc., 3.63%, 5/19/21	250	272

Leisure Products Manufacturing – 0.0%

Hasbro, Inc., 3.15%, 5/15/21	35	36
6.35%, 3/15/40	250	296

Mattel, Inc., 2.50%, 11/1/16	85	86
1.70%, 3/15/18	35	35
2.35%, 5/6/19	150	150
6.20%, 10/1/40	50	59
		662

Life Insurance – 0.4%

Aflac, Inc., 8.50%, 5/15/19	500	631
6.90%, 12/17/39	80	112
6.45%, 8/15/40	55	73

Ameriprise Financial, Inc., 7.30%, 6/28/19	75	91
5.30%, 3/15/20	95	109
4.00%, 10/15/23	250	270
3.70%, 10/15/24	500	526

Lincoln National Corp., 4.00%, 9/1/23	275	291
6.15%, 4/7/36	150	185
6.30%, 10/9/37	100	129
7.00%, 5/17/66	500	480

MetLife, Inc., 4.75%, 2/8/21	165	186

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Life Insurance – 0.4% – continued
3.05%, 12/15/22	$800	$819
4.37%, 9/15/23	150	167
6.38%, 6/15/34	150	203
5.70%, 6/15/35	700	888
6.40%, 12/15/36	150	178

Primerica, Inc., 4.75%, 7/15/22	100	111

Principal Financial Group, Inc., 1.85%, 11/15/17	65	66
6.05%, 10/15/36	60	76
4.63%, 9/15/42	40	44

Protective Life Corp., 7.38%, 10/15/19	300	361
8.45%, 10/15/39	425	646

Prudential Financial, Inc., 2.30%, 8/15/18	140	143
2.35%, 8/15/19	200	202
5.38%, 6/21/20	175	201
4.50%, 11/15/20	270	300
3.50%, 5/15/24	85	87
5.75%, 7/15/33	50	60
5.70%, 12/14/36	200	238
6.63%, 12/1/37	200	265
8.88%, 6/15/38	450	530
5.63%, 6/15/43	200	212
5.20%, 3/15/44	65	66

Reinsurance Group of America, Inc., 5.00%, 6/1/21	550	615

Torchmark Corp., 3.80%, 9/15/22	420	440

Voya Financial, Inc., 2.90%, 2/15/18	50	52
		10,053

Machinery Manufacturing – 0.4%

Caterpillar Financial Services Corp., 2.65%, 4/1/16	150	153
2.05%, 8/1/16	150	153
1.75%, 3/24/17	100	102
5.85%, 9/1/17	592	657
1.30%, 3/1/18	40	40
5.45%, 4/15/18	300	335

Caterpillar, Inc., 5.70%, 8/15/16	50	53

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Machinery Manufacturing – 0.4% – continued
3.90%, 5/27/21	$500	$550
2.60%, 6/26/22	150	150
5.20%, 5/27/41	450	540
3.80%, 8/15/42	102	103
4.30%, 5/15/44	650	704

Deere & Co., 2.60%, 6/8/22	125	125
5.38%, 10/16/29	250	308
8.10%, 5/15/30	100	153

Eaton Corp., 1.50%, 11/2/17	215	216
2.75%, 11/2/22	1,000	1,002

IDEX Corp., 4.20%, 12/15/21	200	213

Illinois Tool Works, Inc., 1.95%, 3/1/19	130	132
3.38%, 9/15/21	250	266
3.50%, 3/1/24	250	265
3.90%, 9/1/42	200	206

Ingersoll-Rand Global Holding Co. Ltd., 4.25%, 6/15/23	1,500	1,602

John Deere Capital Corp., 2.25%, 6/7/16	250	255
1.85%, 9/15/16	200	203
2.00%, 1/13/17	115	117
1.40%, 3/15/17	250	253
1.20%, 10/10/17	250	250
1.30%, 3/12/18	250	251
5.75%, 9/10/18	200	228
1.70%, 1/15/20	150	149
2.05%, 3/10/20	250	252
3.15%, 10/15/21	250	263
2.80%, 1/27/23	150	152

Kennametal, Inc., 2.65%, 11/1/19	100	100

Parker-Hannifin Corp., 3.30%, 11/21/24	215	226
4.20%, 11/21/34	200	218
4.45%, 11/21/44	500	559
		11,504

Managed Care – 0.3%

Aetna, Inc., 1.75%, 5/15/17	50	51

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Managed Care – 0.3% – continued
1.50%, 11/15/17	$100	$100
4.13%, 6/1/21	250	272
2.75%, 11/15/22	400	401
6.75%, 12/15/37	150	210
4.50%, 5/15/42	100	111
4.75%, 3/15/44	50	59

Anthem, Inc., 2.38%, 2/15/17	200	204
5.88%, 6/15/17	350	383
1.88%, 1/15/18	205	206
2.30%, 7/15/18	165	167
3.30%, 1/15/23	430	437
3.50%, 8/15/24	320	328
5.95%, 12/15/34	50	63
4.65%, 8/15/44	500	550

Cigna Corp., 6.15%, 11/15/36	45	60
5.38%, 2/15/42	310	384

Humana, Inc., 2.63%, 10/1/19	100	102
3.15%, 12/1/22	85	86
8.15%, 6/15/38	280	419

UnitedHealth Group, Inc., 1.88%, 11/15/16	125	127
1.40%, 10/15/17	85	86
1.63%, 3/15/19	210	210
4.70%, 2/15/21	300	342
2.88%, 3/15/22	800	813
5.80%, 3/15/36	250	322
6.63%, 11/15/37	430	613
6.88%, 2/15/38	225	324
		7,430

Mass Merchants – 0.3%

Costco Wholesale Corp., 5.50%, 3/15/17	250	273
1.13%, 12/15/17	400	400

Target Corp., 5.38%, 5/1/17	575	627
3.88%, 7/15/20	195	214
2.90%, 1/15/22	515	530
6.50%, 10/15/37	125	174
7.00%, 1/15/38	325	474

Wal-Mart Stores, Inc., 1.13%, 4/11/18	350	350

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Mass Merchants – 0.3% – continued
3.63%, 7/8/20	$200	$218
4.25%, 4/15/21	600	674
3.30%, 4/22/24	625	661
5.88%, 4/5/27	250	327
5.25%, 9/1/35	175	216
6.50%, 8/15/37	750	1,048
6.20%, 4/15/38	275	374
5.63%, 4/1/40	155	198
4.88%, 7/8/40	90	106
5.00%, 10/25/40	350	419
5.63%, 4/15/41	775	1,004
4.00%, 4/11/43	170	180
4.75%, 10/2/43	100	117
4.30%, 4/22/44	250	279
		8,863

Medical Equipment & Devices Manufacturing – 0.5%

Abbott Laboratories, 2.95%, 3/15/25	1,000	1,012

Agilent Technologies, Inc., 3.20%, 10/1/22	225	222
3.88%, 7/15/23	250	256

Baxter International, Inc., 0.95%, 6/1/16	110	110
1.85%, 1/15/17	100	101
5.38%, 6/1/18	225	250
2.40%, 8/15/22	200	193
6.25%, 12/1/37	30	40
3.65%, 8/15/42	30	29
4.50%, 6/15/43	125	135

Becton Dickinson and Co., 1.75%, 11/8/16	250	253
2.68%, 12/15/19	429	438
3.25%, 11/12/20	430	447
3.13%, 11/8/21	150	154
6.00%, 5/15/39	290	370
4.69%, 12/15/44	55	60

Boston Scientific Corp., 2.65%, 10/1/18	80	81
7.38%, 1/15/40	100	136

CareFusion Corp., 6.38%, 8/1/19	125	146
3.30%, 3/1/23	130	131

CR Bard, Inc., 1.38%, 1/15/18	160	159

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Medical Equipment & Devices Manufacturing – 0.5% – continued

Danaher Corp., 5.63%, 1/15/18	$200	$224
3.90%, 6/23/21	250	274

Life Technologies Corp., 6.00%, 3/1/20	500	578

Medtronic, Inc., 1.50%, 3/15/18	280	281
2.50%, 3/15/20 (4)(5)	1,000	1,022
4.13%, 3/15/21	500	552
3.13%, 3/15/22	150	156
2.75%, 4/1/23	80	80
3.50%, 3/15/25 (4)(5)	750	784
4.38%, 3/15/35 (4)	1,275	1,387
6.50%, 3/15/39	100	137
5.55%, 3/15/40	200	249
4.50%, 3/15/42	100	109
4.63%, 3/15/45 (4)(5)	500	567

St. Jude Medical, Inc., 3.25%, 4/15/23	140	143
4.75%, 4/15/43	150	164

Stryker Corp., 2.00%, 9/30/16	125	127
4.10%, 4/1/43	50	51
4.38%, 5/15/44	200	210

Thermo Fisher Scientific, Inc., 2.25%, 8/15/16	100	102
1.85%, 1/15/18	115	115
3.60%, 8/15/21	250	261
3.30%, 2/15/22	320	328
4.15%, 2/1/24	100	108

Zimmer Holdings, Inc., 2.70%, 4/1/20	120	122
3.38%, 11/30/21	250	257
3.15%, 4/1/22	500	506
3.55%, 4/1/25	120	123
5.75%, 11/30/39	100	120
4.45%, 8/15/45	225	233
		14,093

Metals & Mining – 0.2%

Barrick North America Finance LLC, 6.80%, 9/15/18	175	201
4.40%, 5/30/21	500	514
7.50%, 9/15/38	100	116

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Metals & Mining – 0.2% – continued

Freeport-McMoRan Copper & Gold, Inc., 2.38%, 3/15/18	$245	$244
4.00%, 11/14/21	500	488
3.55%, 3/1/22	250	231
5.45%, 3/15/43	645	578

Newmont Mining Corp., 3.50%, 3/15/22	585	568
5.88%, 4/1/35	100	100
4.88%, 3/15/42	150	133

Nucor Corp., 5.85%, 6/1/18	200	224
4.00%, 8/1/23	250	262
6.40%, 12/1/37	150	190
5.20%, 8/1/43	125	141

Southern Copper Corp., 7.50%, 7/27/35	300	342
6.75%, 4/16/40	90	96
		4,428

Oil & Gas Services & Equipment – 0.2%

Baker Hughes, Inc., 3.20%, 8/15/21	100	103
5.13%, 9/15/40	210	239

Cameron International Corp., 4.50%, 6/1/21	125	134

Diamond Offshore Drilling, Inc., 5.88%, 5/1/19	1,000	1,115

Halliburton Co., 5.90%, 9/15/18	350	398
3.25%, 11/15/21	595	620
6.70%, 9/15/38	50	67
7.45%, 9/15/39	840	1,201

Nabors Industries, Inc., 2.35%, 9/15/16	35	35
5.00%, 9/15/20	250	249
4.63%, 9/15/21	300	289
5.10%, 9/15/23	130	124

Rowan Cos., Inc., 5.00%, 9/1/17	200	206
5.40%, 12/1/42	75	62
5.85%, 1/15/44	135	116

Weatherford International LLC, 6.35%, 6/15/17	100	106
		5,064

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Pharmaceuticals – 0.6%

AbbVie, Inc., 1.75%, 11/6/17	$265	$266
2.90%, 11/6/22	1,000	992
4.40%, 11/6/42	415	427

Actavis, Inc., 1.88%, 10/1/17	20	20
3.25%, 10/1/22	1,500	1,499
4.63%, 10/1/42	60	61

Allergan, Inc., 1.35%, 3/15/18	100	98

Bristol-Myers Squibb Co., 1.75%, 3/1/19	500	502
2.00%, 8/1/22	600	579
5.88%, 11/15/36	523	683
6.13%, 5/1/38	5	7

Eli Lilly & Co., 5.20%, 3/15/17	525	569
1.25%, 3/1/18	165	165
1.95%, 3/15/19	35	36
6.77%, 1/1/36	255	361
5.55%, 3/15/37	250	316

GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	800	905
5.38%, 4/15/34	150	184
6.38%, 5/15/38	530	720
4.20%, 3/18/43	20	21

Johnson & Johnson, 5.55%, 8/15/17	350	388
1.88%, 12/5/19	600	608
3.55%, 5/15/21	250	273
6.95%, 9/1/29	100	145
4.38%, 12/5/33	250	287
5.95%, 8/15/37	100	138
4.85%, 5/15/41	400	492

Merck & Co., Inc., 2.80%, 5/18/23	300	307
2.75%, 2/10/25	500	500
3.60%, 9/15/42	25	25
4.15%, 5/18/43	60	65

Merck Sharp & Dohme Corp., 5.00%, 6/30/19	725	822
5.85%, 6/30/39	575	760

Mylan, Inc., 1.80%, 6/24/16	95	96

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Pharmaceuticals – 0.6% – continued
1.35%, 11/29/16	$55	$55
5.40%, 11/29/43	85	98

Novartis Capital Corp., 4.40%, 4/24/20	185	207
2.40%, 9/21/22	40	40
3.40%, 5/6/24	250	267
4.40%, 5/6/44	250	288

Pfizer, Inc., 6.20%, 3/15/19	1,000	1,170
3.40%, 5/15/24	150	157
7.20%, 3/15/39	700	1,029

Pharmacia Corp., 6.60%, 12/1/28	125	169

Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/1/36	45	57

Wyeth LLC, 5.95%, 4/1/37	225	288

Zoetis, Inc., 1.88%, 2/1/18	40	40
3.25%, 2/1/23	500	498
4.70%, 2/1/43	40	42
		17,722

Pipeline – 0.7%

Buckeye Partners L.P., 6.05%, 1/15/18	85	92
5.60%, 10/15/44	500	496

El Paso Natural Gas Co. LLC, 5.95%, 4/15/17	350	374
8.38%, 6/15/32	100	129

Enable Midstream Partners L.P., 2.40%, 5/15/19	250	245
3.90%, 5/15/24	200	193

Enbridge Energy Partners L.P., 5.20%, 3/15/20	95	105
4.20%, 9/15/21	250	263
7.50%, 4/15/38	50	63

Energy Transfer Partners L.P., 6.13%, 2/15/17	350	378
4.15%, 10/1/20	150	157
4.65%, 6/1/21	225	240
4.90%, 3/15/35	140	139
6.63%, 10/15/36	870	1,035
7.50%, 7/1/38	200	253

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Pipeline – 0.7% – continued

Enterprise Products Operating LLC, 6.30%, 9/15/17	$335	$374
2.55%, 10/15/19	100	101
5.25%, 1/31/20	300	339
4.05%, 2/15/22	1,000	1,066
3.35%, 3/15/23	230	232
3.90%, 2/15/24	50	52
6.88%, 3/1/33	50	66
7.55%, 4/15/38	485	684
4.45%, 2/15/43	40	41
5.10%, 2/15/45	50	56

Kinder Morgan Energy Partners L.P., 5.95%, 2/15/18	495	547
6.85%, 2/15/20	70	82
5.30%, 9/15/20	1,275	1,403
4.15%, 3/1/22	175	180
3.50%, 9/1/23	25	24
7.40%, 3/15/31	400	482
7.30%, 8/15/33	100	121
6.95%, 1/15/38	495	587
6.55%, 9/15/40	140	157
6.38%, 3/1/41	145	162
5.63%, 9/1/41	80	85
5.00%, 8/15/42	450	437
5.40%, 9/1/44	250	259

Magellan Midstream Partners L.P., 4.25%, 2/1/21	200	216
5.15%, 10/15/43	50	55

ONEOK Partners L.P., 6.15%, 10/1/16	200	214
2.00%, 10/1/17	75	75
3.20%, 9/15/18	85	86
6.20%, 9/15/43	100	104

Panhandle Eastern Pipe Line Co. L.P., 6.20%, 11/1/17	100	111

Plains All American Pipeline L.P./PAA Finance Corp., 6.13%, 1/15/17	200	216
6.50%, 5/1/18	300	340
5.00%, 2/1/21	790	875
3.85%, 10/15/23	250	258
5.15%, 6/1/42	150	159
4.30%, 1/31/43	100	95

Southern Union Co., 8.25%, 11/15/29	25	33

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Pipeline – 0.7% – continued

Spectra Energy Capital LLC, 6.20%, 4/15/18	$350	$389
3.30%, 3/15/23	200	188
7.50%, 9/15/38	50	61

Spectra Energy Partners L.P., 2.95%, 9/25/18	55	57
5.95%, 9/25/43	100	121
4.50%, 3/15/45	215	218

Sunoco Logistics Partners Operations L.P., 4.65%, 2/15/22	165	175
4.25%, 4/1/24	200	205
5.30%, 4/1/44	100	103

Williams (The) Cos., Inc., 7.50%, 1/15/31	200	223
8.75%, 3/15/32	192	230

Williams Partners L.P., 4.13%, 11/15/20	50	52
4.00%, 11/15/21	310	318
6.30%, 4/15/40	130	143
5.80%, 11/15/43	200	209

Williams Partners L.P./ACMP Finance Corp., 5.88%, 4/15/21	355	371
4.88%, 3/15/24	450	452

Williams Partners L.P./Williams Partners Finance Corp., 7.25%, 2/1/17	55	60
		18,111

Power Generation – 0.1%

Consumers Energy Co., 5.50%, 8/15/16	62	66
6.13%, 3/15/19	200	234
2.85%, 5/15/22	545	557

Delmarva Power & Light Co., 4.00%, 6/1/42	200	211

DTE Electric Co., 5.60%, 6/15/18	125	141
2.65%, 6/15/22	160	162
6.63%, 6/1/36	200	288
5.70%, 10/1/37	50	66
3.95%, 6/15/42	100	106

Exelon Generation Co. LLC, 5.20%, 10/1/19	225	252
4.25%, 6/15/22	250	264

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Power Generation – 0.1% – continued

Mississippi Power Co., 4.25%, 3/15/42	$355	$367

Northern States Power Co., 5.25%, 3/1/18	125	139
6.25%, 6/1/36	100	139
5.35%, 11/1/39	65	84

Pennsylvania Electric Co., 6.05%, 9/1/17	300	331

System Energy Resources, Inc., 4.10%, 4/1/23	160	167

Wisconsin Public Service Corp., 4.75%, 11/1/44	100	120
		3,694

Property & Casualty Insurance – 0.4%

ACE INA Holdings, Inc., 5.80%, 3/15/18	300	338
5.90%, 6/15/19	355	409
6.70%, 5/15/36	50	71
4.15%, 3/13/43	100	108

Alleghany Corp., 4.95%, 6/27/22	55	61

Allstate (The) Corp., 5.55%, 5/9/35	50	64
6.13%, 5/15/37	100	106
5.20%, 1/15/42	225	277
6.50%, 5/15/57	225	260

American International Group, Inc., 5.85%, 1/16/18	280	313
6.40%, 12/15/20	300	363
4.88%, 6/1/22	700	796
4.13%, 2/15/24	165	179
6.25%, 5/1/36	200	261
4.50%, 7/16/44	150	161
8.18%, 5/15/58	440	624

Aon Corp., 5.00%, 9/30/20	200	225

Assurant, Inc., 2.50%, 3/15/18	50	51

Berkshire Hathaway Finance Corp., 1.30%, 5/15/18	65	65
5.40%, 5/15/18	300	338
5.75%, 1/15/40	255	334
4.40%, 5/15/42	100	110
4.30%, 5/15/43	125	136

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Property & Casualty Insurance – 0.4% – continued

Berkshire Hathaway, Inc., 1.90%, 1/31/17	$125	$128
2.10%, 8/14/19	250	256
4.50%, 2/11/43	300	338

Chubb (The) Corp., 5.75%, 5/15/18	325	368
6.00%, 5/11/37	50	67
6.50%, 5/15/38	85	120

CNA Financial Corp., 7.35%, 11/15/19	250	301

Hartford Financial Services Group (The), Inc., 5.50%, 3/30/20	250	287
5.13%, 4/15/22	145	165
5.95%, 10/15/36	285	361

Infinity Property & Casualty Corp., 5.00%, 9/19/22	115	125

Loews Corp., 2.63%, 5/15/23	250	244
4.13%, 5/15/43	75	74

Marsh & McLennan Cos., Inc., 3.50%, 3/10/25	125	128

Progressive (The) Corp., 3.75%, 8/23/21	330	358

Transatlantic Holdings, Inc., 8.00%, 11/30/39	70	99

Travelers (The) Cos., Inc., 5.80%, 5/15/18	375	424
6.25%, 6/15/37	375	516
5.35%, 11/1/40	25	31
4.60%, 8/1/43	75	87
		10,127

Publishing & Broadcasting – 0.3%

21st Century Fox America, Inc., 6.90%, 3/1/19	30	35
4.50%, 2/15/21	535	593
3.00%, 9/15/22	460	466
6.40%, 12/15/35	55	72
6.15%, 3/1/37	70	90
6.65%, 11/15/37	550	742
7.85%, 3/1/39	100	151
6.90%, 8/15/39	310	424

Discovery Communications LLC, 5.63%, 8/15/19	250	284

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Publishing & Broadcasting – 0.3% – continued
5.05%, 6/1/20	$1,000	$1,113
4.38%, 6/15/21	800	863
3.25%, 4/1/23	60	60
6.35%, 6/1/40	125	154
4.95%, 5/15/42	85	90

Historic TW, Inc., 6.88%, 6/15/18	250	291

NBCUniversal Media LLC, 2.88%, 4/1/16	965	985
2.88%, 1/15/23	1,155	1,173
6.40%, 4/30/40	115	157
4.45%, 1/15/43	10	11
		7,754

Railroad – 0.3%

Burlington Northern Santa Fe LLC, 5.75%, 3/15/18	100	112
4.10%, 6/1/21	20	22
3.45%, 9/15/21	50	53
3.05%, 9/1/22	525	541
3.75%, 4/1/24	355	379
3.40%, 9/1/24	100	104
6.20%, 8/15/36	300	398
6.15%, 5/1/37	165	221
4.95%, 9/15/41	250	285
4.40%, 3/15/42	280	298

CSX Corp., 4.25%, 6/1/21	100	110
3.70%, 11/1/23	50	53
3.40%, 8/1/24	500	522
6.00%, 10/1/36	100	129
6.15%, 5/1/37	190	249
6.22%, 4/30/40	350	474
5.50%, 4/15/41	50	62
4.10%, 3/15/44	15	16

Norfolk Southern Corp., 5.90%, 6/15/19	320	369
3.25%, 12/1/21	250	260
3.00%, 4/1/22	450	460
7.25%, 2/15/31	500	699
7.05%, 5/1/37	90	128
3.95%, 10/1/42	20	20

Union Pacific Corp., 2.75%, 4/15/23	100	102

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Railroad – 0.3% – continued
3.65%, 2/15/24	$524	$567
4.75%, 9/15/41	100	117
4.30%, 6/15/42	200	219
		6,969

Real Estate – 0.5%

Alexandria Real Estate Equities, Inc., 4.60%, 4/1/22	100	106

American Campus Communities Operating Partnership L.P., 4.13%, 7/1/24	100	104

American Tower Corp., 4.50%, 1/15/18	130	140
4.70%, 3/15/22	375	402
5.00%, 2/15/24	250	273

AvalonBay Communities, Inc., 6.10%, 3/15/20	150	175
3.63%, 10/1/20	75	79
2.95%, 9/15/22	50	50

BioMed Realty L.P., 3.85%, 4/15/16	100	102

Boston Properties L.P., 5.88%, 10/15/19	500	580
3.85%, 2/1/23	150	159
3.13%, 9/1/23	135	136

Brandywine Operating Partnership L.P., 5.70%, 5/1/17	150	162

Camden Property Trust, 2.95%, 12/15/22	150	147

Corporate Office Properties L.P., 3.60%, 5/15/23	90	87
5.25%, 2/15/24	100	109

DDR Corp., 3.50%, 1/15/21	150	155
4.63%, 7/15/22	100	108

Digital Realty Trust L.P., 3.63%, 10/1/22	250	251

Duke Realty L.P., 5.95%, 2/15/17	500	540
4.38%, 6/15/22	100	107

EPR Properties, 7.75%, 7/15/20	50	60
5.75%, 8/15/22	100	110

Equity Commonwealth, 6.25%, 6/15/17	75	80

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Real Estate – 0.5% – continued

Equity One, Inc., 3.75%, 11/15/22	$100	$102

ERP Operating L.P., 4.75%, 7/15/20	335	374
4.63%, 12/15/21	185	207

Essex Portfolio L.P., 3.25%, 5/1/23	50	50
3.88%, 5/1/24	200	209

Federal Realty Investment Trust, 3.00%, 8/1/22	25	25

HCP, Inc., 6.00%, 1/30/17	150	162
2.63%, 2/1/20	155	155
5.38%, 2/1/21	745	839
3.15%, 8/1/22	100	99
3.88%, 8/15/24	100	102

Health Care REIT, Inc., 2.25%, 3/15/18	25	25
4.13%, 4/1/19	75	81
5.13%, 3/15/43	150	169

Healthcare Realty Trust, Inc., 5.75%, 1/15/21	200	226

Highwoods Realty L.P., 3.63%, 1/15/23	100	102

Hospitality Properties Trust, 5.63%, 3/15/17	500	533
6.70%, 1/15/18	75	83
5.00%, 8/15/22	300	319

Kilroy Realty L.P., 3.80%, 1/15/23	200	205

Kimco Realty Corp., 3.20%, 5/1/21	240	246

Liberty Property L.P., 6.63%, 10/1/17	50	56
4.13%, 6/15/22	250	262
4.40%, 2/15/24	80	86

Mid-America Apartments L.P., 3.75%, 6/15/24	100	102

National Retail Properties, Inc., 3.80%, 10/15/22	100	104
3.30%, 4/15/23	100	100

Piedmont Operating Partnership L.P., 4.45%, 3/15/24	100	104

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Real Estate – 0.5% – continued

Prologis L.P., 4.50%, 8/15/17	$85	$91
6.88%, 3/15/20	37	44

Realty Income Corp., 2.00%, 1/31/18	250	252
3.25%, 10/15/22	265	266
4.65%, 8/1/23	185	202

Regency Centers L.P., 5.88%, 6/15/17	25	27

Senior Housing Properties Trust, 3.25%, 5/1/19	75	76
6.75%, 12/15/21	125	145

Simon Property Group L.P., 2.15%, 9/15/17	225	230
2.75%, 2/1/23	100	99

UDR, Inc., 4.63%, 1/10/22	165	180

Ventas Realty L.P., 5.70%, 9/30/43	100	123

Ventas Realty L.P./Ventas Capital Corp., 4.25%, 3/1/22	395	424
3.25%, 8/15/22	320	321

Vornado Realty L.P., 5.00%, 1/15/22	160	178

Washington Real Estate Investment Trust, 4.95%, 10/1/20	215	234

Weyerhaeuser Co., 4.63%, 9/15/23	185	203
		12,444

Refining & Marketing – 0.1%

Marathon Petroleum Corp., 5.13%, 3/1/21	75	84
3.63%, 9/15/24	250	253
6.50%, 3/1/41	260	317

Phillips 66, 2.95%, 5/1/17	150	155
4.65%, 11/15/34	275	292
4.88%, 11/15/44	200	214

Valero Energy Corp., 9.38%, 3/15/19	100	125
7.50%, 4/15/32	765	994
10.50%, 3/15/39	325	533
		2,967

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Restaurants – 0.1%

Darden Restaurants, Inc., 3.35%, 11/1/22	$24	$23

McDonald’s Corp., 5.80%, 10/15/17	750	836
5.35%, 3/1/18	100	112
3.63%, 5/20/21	100	108
6.30%, 10/15/37	75	98
3.70%, 2/15/42	100	99
3.63%, 5/1/43	500	493

Starbucks Corp., 3.85%, 10/1/23	200	218

Yum! Brands, Inc., 6.25%, 4/15/16	150	158
3.75%, 11/1/21	35	37
6.88%, 11/15/37	142	187
		2,369

Retail – Consumer Discretionary – 0.3%

Amazon.com, Inc., 1.20%, 11/29/17	315	315
2.60%, 12/5/19	240	246
2.50%, 11/29/22	150	147
3.80%, 12/5/24	500	526
4.80%, 12/5/34	50	55

AutoZone, Inc., 4.00%, 11/15/20	250	270
3.70%, 4/15/22	55	57
3.13%, 7/15/23	135	135

eBay, Inc., 2.20%, 8/1/19	100	100
2.60%, 7/15/22	500	478
4.00%, 7/15/42	235	204

Home Depot (The), Inc., 2.25%, 9/10/18	65	67
4.40%, 4/1/21	250	283
2.70%, 4/1/23	125	127
5.88%, 12/16/36	350	463
5.95%, 4/1/41	250	334
4.88%, 2/15/44	600	717

Lowe’s Cos., Inc., 1.63%, 4/15/17	50	51
4.63%, 4/15/20	100	111
3.12%, 4/15/22	500	524
3.88%, 9/15/23	400	438
3.13%, 9/15/24	150	155

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Retail – Consumer Discretionary – 0.3% – continued
5.80%, 10/15/36	$100	$128
5.80%, 4/15/40	350	454
5.13%, 11/15/41	50	61
4.65%, 4/15/42	50	57

QVC, Inc., 4.45%, 2/15/25	415	418
5.45%, 8/15/34	450	446

Staples, Inc., 2.75%, 1/12/18	125	125

TJX (The) Cos., Inc., 2.75%, 6/15/21	150	153
2.50%, 5/15/23	205	202
		7,847

Retail – Consumer Staples – 0.0%

Bunge Ltd. Finance Corp., 3.20%, 6/15/17	250	258
8.50%, 6/15/19	60	74

Sysco Corp., 2.60%, 6/12/22	95	95
6.63%, 3/17/39	200	282
4.50%, 10/2/44	250	266
		975

Semiconductors – 0.1%

Altera Corp., 1.75%, 5/15/17	35	35
2.50%, 11/15/18	20	20
4.10%, 11/15/23	210	223

Applied Materials, Inc., 5.85%, 6/15/41	100	123

Broadcom Corp., 2.50%, 8/15/22	365	358

Intel Corp., 1.35%, 12/15/17	280	281
2.70%, 12/15/22	920	928
4.00%, 12/15/32	150	156
4.80%, 10/1/41	250	282

Maxim Integrated Products, Inc., 3.38%, 3/15/23	50	50

Texas Instruments, Inc., 0.88%, 3/12/17	250	251
1.00%, 5/1/18	300	298
		3,005

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Software & Services – 0.6%

Autodesk, Inc., 1.95%, 12/15/17	$75	$75
3.60%, 12/15/22	500	505

CA, Inc., 2.88%, 8/15/18	80	82
4.50%, 8/15/23	250	264

Computer Sciences Corp., 4.45%, 9/15/22	200	208

Equifax, Inc., 3.30%, 12/15/22	365	373

International Business Machines Corp., 1.25%, 2/6/17	250	252
7.63%, 10/15/18	1,045	1,262
8.38%, 11/1/19	465	601
2.90%, 11/1/21	235	245
3.38%, 8/1/23	800	834
3.63%, 2/12/24	445	472
6.50%, 1/15/28	100	132
5.60%, 11/30/39	275	339

Intuit, Inc., 5.75%, 3/15/17	100	108

McGraw Hill Financial, Inc., 5.90%, 11/15/17	75	82

Microsoft Corp., 0.88%, 11/15/17	125	125
1.00%, 5/1/18	100	100
4.20%, 6/1/19	250	277
1.85%, 2/12/20	500	505
2.70%, 2/12/25	1,310	1,315
3.50%, 2/12/35	175	174
5.20%, 6/1/39	365	448
4.50%, 10/1/40	700	783
5.30%, 2/8/41	190	238

Moody’s Corp., 4.88%, 2/15/24	250	278

Oracle Corp., 5.75%, 4/15/18	295	333
5.00%, 7/8/19	150	170
2.25%, 10/8/19	335	342
2.80%, 7/8/21	430	445
2.50%, 10/15/22	535	535
3.40%, 7/8/24	1,665	1,750
6.50%, 4/15/38	550	755
6.13%, 7/8/39	100	133

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Software & Services – 0.6% – continued

Symantec Corp., 2.75%, 6/15/17	$410	$417
4.20%, 9/15/20	140	148

Xerox Corp., 6.75%, 2/1/17	500	547
6.35%, 5/15/18	700	791
5.63%, 12/15/19	120	136
3.80%, 5/15/24	130	132
6.75%, 12/15/39	60	74
		16,785

Supermarkets & Pharmacies – 0.2%

CVS Caremark Corp., 5.75%, 6/1/17	211	232
2.25%, 8/12/19	95	96
4.75%, 5/18/20	250	283
4.13%, 5/15/21	100	110
2.75%, 12/1/22	350	352
3.38%, 8/12/24	1,000	1,037

Kroger (The) Co., 2.20%, 1/15/17	190	193
6.15%, 1/15/20	25	29
2.95%, 11/1/21	160	163
3.40%, 4/15/22	400	413
7.50%, 4/1/31	200	273
6.90%, 4/15/38	100	136

Walgreen Co., 5.25%, 1/15/19	525	589

Walgreens Boots Alliance, Inc., 1.75%, 11/17/17	35	35
2.70%, 11/18/19	100	102
4.50%, 11/18/34	50	53
		4,096

Tobacco – 0.2%

Altria Group, Inc., 9.25%, 8/6/19	56	72
4.75%, 5/5/21	725	809
2.85%, 8/9/22	100	99
2.95%, 5/2/23	100	100
9.95%, 11/10/38	49	85
10.20%, 2/6/39	33	58
4.25%, 8/9/42	135	136
4.50%, 5/2/43	250	259
5.38%, 1/31/44	370	433

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Tobacco – 0.2% – continued

Lorillard Tobacco Co., 2.30%, 8/21/17	$100	$101

Philip Morris International, Inc., 2.50%, 5/16/16	100	102
1.63%, 3/20/17	500	507
5.65%, 5/16/18	625	706
4.50%, 3/26/20	250	279
4.13%, 5/17/21	250	275
2.90%, 11/15/21	300	308
2.63%, 3/6/23	100	99
6.38%, 5/16/38	280	371
3.88%, 8/21/42	150	148
4.13%, 3/4/43	100	103
4.88%, 11/15/43	100	114
4.25%, 11/10/44	350	367

Reynolds American, Inc., 3.25%, 11/1/22	175	174
4.75%, 11/1/42	205	212
6.15%, 9/15/43	65	80
		5,997

Transportation & Logistics – 0.2%

Cummins, Inc., 4.88%, 10/1/43	90	107

FedEx Corp., 8.00%, 1/15/19	290	352
2.30%, 2/1/20	250	253
2.70%, 4/15/23	35	35
4.00%, 1/15/24	100	108
3.88%, 8/1/42	50	48
4.10%, 4/15/43	50	50

JB Hunt Transport Services, Inc., 3.85%, 3/15/24	95	100

PACCAR Financial Corp., 1.15%, 8/16/16	65	65
1.60%, 3/15/17	90	91
1.45%, 3/9/18	365	367
2.20%, 9/15/19	100	102

Ryder System, Inc., 2.50%, 3/1/17	65	66
3.50%, 6/1/17	45	47
2.50%, 3/1/18	100	102
2.55%, 6/1/19	135	137
2.65%, 3/2/20	900	911

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Transportation & Logistics – 0.2% – continued

United Parcel Service of America, Inc., 8.38%, 4/1/20	$50	$65

United Parcel Service, Inc., 5.50%, 1/15/18	775	866
3.13%, 1/15/21	155	165
6.20%, 1/15/38	160	217
3.63%, 10/1/42	105	106
		4,360

Travel & Lodging – 0.1%

Hyatt Hotels Corp., 3.38%, 7/15/23	105	106

Marriott International, Inc., 3.00%, 3/1/19	250	258
3.38%, 10/15/20	125	131
3.13%, 10/15/21	750	772
3.25%, 9/15/22	50	51

Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18	200	229
3.13%, 2/15/23	150	149

Wyndham Worldwide Corp., 2.95%, 3/1/17	185	189
2.50%, 3/1/18	20	20
4.25%, 3/1/22	100	104
		2,009

Utilities – 1.8%

AGL Capital Corp., 3.50%, 9/15/21	650	689
5.88%, 3/15/41	100	131

Alabama Power Co., 6.13%, 5/15/38	50	68
5.50%, 3/15/41	150	192
4.10%, 1/15/42	75	81
3.85%, 12/1/42	60	62

Ameren Illinois Co., 2.70%, 9/1/22	500	507

American Electric Power Co., Inc., 1.65%, 12/15/17	40	40

American Water Capital Corp., 3.40%, 3/1/25	35	36
6.59%, 10/15/37	125	174
4.30%, 12/1/42	75	81

Appalachian Power Co., 4.60%, 3/30/21	250	278

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Utilities – 1.8% – continued
6.38%, 4/1/36	$1,000	$1,322
7.00%, 4/1/38	75	107

Arizona Public Service Co., 8.75%, 3/1/19	250	315
4.50%, 4/1/42	230	260
4.70%, 1/15/44	100	116

Atmos Energy Corp., 4.15%, 1/15/43	250	267
4.13%, 10/15/44	75	80

Baltimore Gas & Electric Co., 5.90%, 10/1/16	50	54
3.50%, 11/15/21	275	294

Berkshire Hathaway Energy Co., 2.40%, 2/1/20	150	152
6.13%, 4/1/36	600	782
6.50%, 9/15/37	200	271

CenterPoint Energy Houston Electric LLC, 2.25%, 8/1/22	105	103
4.50%, 4/1/44	50	57

CenterPoint Energy Resources Corp., 6.00%, 5/15/18	85	96
6.63%, 11/1/37	50	68
5.85%, 1/15/41	50	63

CenterPoint Energy, Inc., 6.50%, 5/1/18	40	46

Cleveland Electric Illuminating (The) Co., 5.70%, 4/1/17	130	139

CMS Energy Corp., 6.25%, 2/1/20	200	236
4.70%, 3/31/43	301	340

Commonwealth Edison Co., 5.95%, 8/15/16	125	133
1.95%, 9/1/16	100	102
6.15%, 9/15/17	225	251
5.80%, 3/15/18	300	338
6.45%, 1/15/38	200	282
3.80%, 10/1/42	90	93
4.60%, 8/15/43	100	116

Connecticut Light & Power (The) Co., 2.50%, 1/15/23	420	416
4.30%, 4/15/44	15	17

Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	250	279

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Utilities – 1.8% – continued
3.30%, 12/1/24	$185	$194
5.30%, 3/1/35	150	182
5.85%, 3/15/36	100	130
6.20%, 6/15/36	200	270
6.75%, 4/1/38	100	142
5.50%, 12/1/39	85	108
5.70%, 6/15/40	450	580
4.45%, 3/15/44	100	111

Constellation Energy Group, Inc., 7.60%, 4/1/32	100	140

Dominion Gas Holdings LLC, 2.50%, 12/15/19	280	285

Dominion Resources, Inc., 1.95%, 8/15/16	200	202
1.40%, 9/15/17	150	150
6.40%, 6/15/18	20	23
2.50%, 12/1/19	90	91
5.25%, 8/1/33	250	288
5.95%, 6/15/35	750	918
7.00%, 6/15/38	20	27
4.90%, 8/1/41	35	39
4.05%, 9/15/42	100	101

DTE Energy Co., 6.38%, 4/15/33	50	66

Duke Energy Carolinas LLC, 1.75%, 12/15/16	70	71
5.25%, 1/15/18	200	222
5.10%, 4/15/18	65	72
3.90%, 6/15/21	50	55
6.45%, 10/15/32	106	143
6.10%, 6/1/37	150	199
6.00%, 1/15/38	35	48
6.05%, 4/15/38	175	238
3.75%, 6/1/45	350	360

Duke Energy Corp., 1.63%, 8/15/17	100	101
6.25%, 6/15/18	100	114
3.75%, 4/15/24	100	107

Duke Energy Florida, Inc., 5.80%, 9/15/17	50	56
5.65%, 6/15/18	225	255
3.10%, 8/15/21	25	26
6.35%, 9/15/37	50	71
6.40%, 6/15/38	285	405

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Utilities – 1.8% – continued

Duke Energy Indiana, Inc., 6.45%, 4/1/39	$250	$357
4.20%, 3/15/42	100	109

Duke Energy Ohio, Inc., 3.80%, 9/1/23	130	141

Duke Energy Progress, Inc., 5.30%, 1/15/19	150	170
3.00%, 9/15/21	150	157
2.80%, 5/15/22	100	102
4.10%, 3/15/43	200	216

Entergy Corp., 4.70%, 1/15/17	125	131

Entergy Louisiana LLC, 6.50%, 9/1/18	100	116
5.40%, 11/1/24	150	179

Entergy Texas, Inc., 7.13%, 2/1/19	250	297

Eversource Energy, 2.80%, 5/1/23	105	104
3.15%, 1/15/25	100	101

Exelon Corp., 5.63%, 6/15/35	75	90

Florida Power & Light Co., 5.55%, 11/1/17	225	250
5.65%, 2/1/37	350	459
5.95%, 2/1/38	150	204
5.69%, 3/1/40	400	534
4.13%, 2/1/42	250	277
4.05%, 6/1/42	100	108

Georgia Power Co., 4.25%, 12/1/19	500	552
2.85%, 5/15/22	100	102
5.40%, 6/1/40	250	313
4.30%, 3/15/42	60	65
4.30%, 3/15/43	100	108

Interstate Power & Light Co., 4.70%, 10/15/43	50	60

Kansas City Power & Light Co., 3.15%, 3/15/23	500	504
5.30%, 10/1/41	50	59

KeySpan Corp., 5.80%, 4/1/35	175	214

MidAmerican Energy Co., 5.30%, 3/15/18	500	555

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Utilities – 1.8% – continued
3.50%, 10/15/24	$100	$107
4.80%, 9/15/43	100	119
4.40%, 10/15/44	150	170

MidAmerican Funding LLC, 6.93%, 3/1/29	50	68

National Fuel Gas Co., 4.90%, 12/1/21	150	165
3.75%, 3/1/23	250	250

Nevada Power Co., 6.65%, 4/1/36	100	141
6.75%, 7/1/37	1,000	1,433
5.45%, 5/15/41	35	45

NextEra Energy Capital Holdings, Inc., 6.65%, 6/15/67	25	25

NiSource Finance Corp., 5.25%, 9/15/17	450	492
5.45%, 9/15/20	200	230
4.45%, 12/1/21	165	180
5.95%, 6/15/41	100	129
5.25%, 2/15/43	100	119
4.80%, 2/15/44	80	90

NSTAR Electric Co., 2.38%, 10/15/22	100	99

Oglethorpe Power Corp., 5.38%, 11/1/40	150	182
4.20%, 12/1/42	50	51
4.55%, 6/1/44	260	283

Ohio Power Co., 6.60%, 2/15/33	100	133

Oklahoma Gas & Electric Co., 4.55%, 3/15/44	65	75

Oncor Electric Delivery Co. LLC, 6.80%, 9/1/18	225	263
4.10%, 6/1/22	250	274
7.25%, 1/15/33	200	289
7.50%, 9/1/38	145	221

Pacific Gas & Electric Co., 5.63%, 11/30/17	660	729
4.25%, 5/15/21	432	474
3.25%, 9/15/21	45	47
2.45%, 8/15/22	100	98
6.05%, 3/1/34	550	719
5.80%, 3/1/37	100	127
5.40%, 1/15/40	160	197

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Utilities – 1.8% – continued
3.75%, 8/15/42	$50	$50
4.60%, 6/15/43	125	140
4.30%, 3/15/45	250	269

PacifiCorp, 2.95%, 2/1/22	100	104
5.25%, 6/15/35	50	61
6.10%, 8/1/36	200	270
6.25%, 10/15/37	275	378
6.00%, 1/15/39	60	81

PECO Energy Co., 5.35%, 3/1/18	25	28
4.80%, 10/15/43	100	119

Potomac Electric Power Co., 3.60%, 3/15/24	150	160

PPL Capital Funding, Inc., 4.20%, 6/15/22	50	54
3.50%, 12/1/22	35	36
5.00%, 3/15/44	100	118

PPL Electric Utilities Corp., 3.00%, 9/15/21	500	521
2.50%, 9/1/22	50	50
6.25%, 5/15/39	275	387
5.20%, 7/15/41	35	44
4.13%, 6/15/44	100	110

Progress Energy, Inc., 3.15%, 4/1/22	1,160	1,196
7.75%, 3/1/31	50	72

PSEG Power LLC, 2.75%, 9/15/16	35	36
2.45%, 11/15/18	35	35

Public Service Co. of Colorado, 3.20%, 11/15/20	1,000	1,064
2.25%, 9/15/22	100	99
2.50%, 3/15/23	150	151

Public Service Co. of Oklahoma, 4.40%, 2/1/21	50	56
6.63%, 11/15/37	125	172

Public Service Electric & Gas Co., 5.30%, 5/1/18	575	642
2.30%, 9/15/18	165	170
5.38%, 11/1/39	250	322
3.95%, 5/1/42	50	54
3.65%, 9/1/42	30	31

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Utilities – 1.8% – continued

Puget Sound Energy, Inc., 5.48%, 6/1/35	$25	$32
6.27%, 3/15/37	75	102
5.80%, 3/15/40	250	335
5.64%, 4/15/41	80	104

San Diego Gas & Electric Co., 3.00%, 8/15/21	65	68
3.60%, 9/1/23	200	215
6.13%, 9/15/37	50	70
4.50%, 8/15/40	150	174
3.95%, 11/15/41	100	106
4.30%, 4/1/42	150	169

SCANA Corp., 4.75%, 5/15/21	75	82
4.13%, 2/1/22	135	142

Sempra Energy, 2.30%, 4/1/17	80	82
6.15%, 6/15/18	400	456
2.40%, 3/15/20	250	253
2.88%, 10/1/22	60	60
6.00%, 10/15/39	250	321

Sierra Pacific Power Co., 6.00%, 5/15/16	250	265
3.38%, 8/15/23	160	169

South Carolina Electric & Gas Co., 5.25%, 11/1/18	116	131
6.05%, 1/15/38	265	352
4.35%, 2/1/42	115	125

Southern (The) Co., 1.95%, 9/1/16	200	203
2.45%, 9/1/18	35	36

Southern California Edison Co., 5.50%, 8/15/18	100	113
3.88%, 6/1/21	150	165
2.40%, 2/1/22	180	180
6.65%, 4/1/29	300	403
6.00%, 1/15/34	100	134
5.55%, 1/15/37	275	354
5.95%, 2/1/38	100	134
6.05%, 3/15/39	50	68
5.50%, 3/15/40	150	194
3.90%, 3/15/43	150	157

Southern California Gas Co., 5.75%, 11/15/35	150	196

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Utilities – 1.8% – continued
3.75%, 9/15/42	$75	$77

Southern Power Co., 5.25%, 7/15/43	60	70

Southwestern Electric Power Co., 5.88%, 3/1/18	400	446
3.55%, 2/15/22	150	158
6.20%, 3/15/40	200	266

Southwestern Public Service Co., 6.00%, 10/1/36	100	131

Tampa Electric Co., 2.60%, 9/15/22	220	217
4.10%, 6/15/42	50	54

Transcontinental Gas Pipe Line Co. LLC, 5.40%, 8/15/41	130	139

Union Electric Co., 6.40%, 6/15/17	400	442
3.90%, 9/15/42	50	53

Virginia Electric and Power Co., 1.20%, 1/15/18	75	75
5.40%, 4/30/18	425	476
2.95%, 1/15/22	95	98
6.00%, 1/15/36	50	66
8.88%, 11/15/38	300	502
4.65%, 8/15/43	150	175
4.45%, 2/15/44	75	85

Westar Energy, Inc., 4.13%, 3/1/42	215	231
4.10%, 4/1/43	60	64
4.63%, 9/1/43	150	176

Western Massachusetts Electric Co., 3.50%, 9/15/21	85	90

Wisconsin Electric Power Co., 5.70%, 12/1/36	150	198

Wisconsin Power & Light Co., 2.25%, 11/15/22	300	294
4.10%, 10/15/44	100	109

Xcel Energy, Inc., 4.70%, 5/15/20	100	112
6.50%, 7/1/36	100	140
		48,956

Waste & Environment Services & Equipment – 0.1%

Republic Services, Inc., 3.80%, 5/15/18	165	175

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Waste & Environment Services & Equipment – 0.1% – continued
5.50%, 9/15/19	$220	$249
5.00%, 3/1/20	400	449
5.25%, 11/15/21	500	574
3.55%, 6/1/22	100	105
3.20%, 3/15/25	290	291

Waste Management, Inc., 2.60%, 9/1/16	35	36
6.10%, 3/15/18	250	282
2.90%, 9/15/22	110	111
3.90%, 3/1/35	125	128
4.10%, 3/1/45	500	511
		2,911

Wireless Telecommunications Services – 0.8%

Alltel Corp., 7.88%, 7/1/32	100	143

AT&T, Inc., 5.50%, 2/1/18	445	490
5.60%, 5/15/18	105	117
2.38%, 11/27/18	50	51
2.30%, 3/11/19	1,500	1,511
3.88%, 8/15/21	130	138
2.63%, 12/1/22	1,395	1,359
3.90%, 3/11/24	1,500	1,570
6.15%, 9/15/34	125	148
6.50%, 9/1/37	600	735
6.30%, 1/15/38	420	503
6.40%, 5/15/38	99	120
6.55%, 2/15/39	85	104
5.35%, 9/1/40	433	473
5.55%, 8/15/41	142	160
4.80%, 6/15/44	250	256

New Cingular Wireless Services, Inc., 8.75%, 3/1/31	400	603

Verizon Communications, Inc., 2.63%, 2/21/20	365	371
4.50%, 9/15/20	1,000	1,104
4.60%, 4/1/21	225	250
3.00%, 11/1/21	210	214
3.50%, 11/1/21	50	52
5.15%, 9/15/23	775	889
4.15%, 3/15/24	1,000	1,074
7.75%, 12/1/30	500	704
7.75%, 6/15/32	140	181

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE BONDS – 19.5% – continued

Wireless Telecommunications Services – 0.8% – continued
6.40%, 9/15/33	$810	$1,011
5.05%, 3/15/34	383	416
6.25%, 4/1/37	740	913
6.40%, 2/15/38	1,365	1,702
8.95%, 3/1/39	650	1,033
7.35%, 4/1/39	1,005	1,366
6.00%, 4/1/41	180	216
6.55%, 9/15/43	590	768

Verizon New York, Inc., 7.38%, 4/1/32	150	187
		20,932

Wireline Telecommunications Services – 0.1%

Embarq Corp., 8.00%, 6/1/36	265	315

GTE Corp., 8.75%, 11/1/21	1,370	1,794
6.94%, 4/15/28	150	192

Qwest Corp., 6.88%, 9/15/33	125	125
		2,426
Total Corporate Bonds
(Cost $497,903)		533,324

FOREIGN ISSUER BONDS – 8.3%

Advertising & Marketing – 0.0%

WPP Finance 2010, 3.63%, 9/7/22	100	104

Banks – 0.9%

Abbey National Treasury Services PLC, 4.00%, 4/27/16	145	150
3.05%, 8/23/18	200	208
2.38%, 3/16/20	750	755
4.00%, 3/13/24	250	268

Australia & New Zealand Banking Group Ltd., 2.25%, 6/13/19	500	507

Barclays Bank PLC, 5.14%, 10/14/20	500	556
3.75%, 5/15/24	1,165	1,227

BPCE S.A., 1.61%, 7/25/17	250	251
2.50%, 7/15/19	500	509
4.00%, 4/15/24	250	267

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Banks – 0.9% – continued

Canadian Imperial Bank of Commerce, 1.35%, 7/18/16	$250	$252
1.55%, 1/23/18	150	151

Commonwealth Bank of Australia, 1.13%, 3/13/17	300	301
2.50%, 9/20/18	250	257
2.25%, 3/13/19	250	253
2.30%, 3/12/20	1,000	1,009

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., 1.70%, 3/19/18	125	126
4.50%, 1/11/21	1,000	1,120
3.88%, 2/8/22	750	807
3.95%, 11/9/22	250	259
5.75%, 12/1/43	250	311

Credit Suisse, 6.00%, 2/15/18	250	279
5.30%, 8/13/19	1,000	1,130
5.40%, 1/14/20	500	564
3.00%, 10/29/21	250	255
3.63%, 9/9/24	750	775

Deutsche Bank A.G., 6.00%, 9/1/17	1,225	1,350
2.50%, 2/13/19	250	254

Lloyds Bank PLC, 2.35%, 9/5/19	750	759

National Australia Bank Ltd., 1.30%, 7/25/16	250	252
2.75%, 3/9/17	250	258

National Bank of Canada, 1.45%, 11/7/17	250	249

Sumitomo Mitsui Banking Corp., 1.80%, 7/18/17	250	252
2.50%, 7/19/18	250	256
2.25%, 7/11/19	785	790
2.45%, 1/16/20	510	516
3.00%, 1/18/23	210	211

Svenska Handelsbanken AB, 1.63%, 3/21/18	900	904
2.50%, 1/25/19	250	256

Toronto-Dominion Bank (The), 2.50%, 7/14/16	150	153
2.38%, 10/19/16	565	579
1.40%, 4/30/18	165	165

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Banks – 0.9% – continued
2.63%, 9/10/18	$200	$207
2.25%, 11/5/19	270	274

UBS A.G., 5.88%, 7/15/16	450	476
5.88%, 12/20/17	372	413
5.75%, 4/25/18	125	140
2.38%, 8/14/19	500	504
4.88%, 8/4/20	400	453

Westpac Banking Corp., 2.00%, 8/14/17	300	306
1.50%, 12/1/17	450	452
2.25%, 7/30/18	250	255
2.25%, 1/17/19	250	255
4.88%, 11/19/19	250	281
		23,767

Chemicals – 0.1%

Agrium, Inc., 3.15%, 10/1/22	200	201
3.38%, 3/15/25	135	135
7.13%, 5/23/36	100	134
6.13%, 1/15/41	100	124

LYB International Finance B.V., 4.00%, 7/15/23	185	196
5.25%, 7/15/43	500	557
4.88%, 3/15/44	65	70

LyondellBasell Industries N.V., 4.63%, 2/26/55	35	35

Potash Corp. of Saskatchewan, Inc., 6.50%, 5/15/19	635	748
3.00%, 4/1/25	180	180
5.88%, 12/1/36	50	63
5.63%, 12/1/40	250	313
		2,756

Communications Equipment – 0.0%

Telefonaktiebolaget LM Ericsson, 4.13%, 5/15/22	150	161

Diversified Banks – 0.5%

Bank of Montreal, 1.30%, 7/15/16	150	151
2.50%, 1/11/17	500	514
1.40%, 9/11/17	250	251
1.45%, 4/9/18	250	250
2.38%, 1/25/19	35	36

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Diversified Banks – 0.5% – continued
2.55%, 11/6/22	$300	$298

Bank of Nova Scotia (The), 1.38%, 7/15/16	250	252
2.55%, 1/12/17	500	513
1.25%, 4/11/17	150	150
1.30%, 7/21/17	100	100
1.38%, 12/18/17	250	250
2.05%, 6/5/19	700	704
2.13%, 9/11/19	225	229
4.38%, 1/13/21	250	277

Barclays Bank PLC, 3.65%, 3/16/25	700	702

BNP Paribas S.A., 2.38%, 9/14/17	625	637
2.45%, 3/17/19	110	113
5.00%, 1/15/21	1,000	1,134
3.25%, 3/3/23	250	255

HSBC Holdings PLC, 5.10%, 4/5/21	1,100	1,256
4.88%, 1/14/22	500	564
4.00%, 3/30/22	500	538
6.50%, 9/15/37	300	383
6.80%, 6/1/38	150	197

Royal Bank of Canada, 2.88%, 4/19/16	200	204
2.30%, 7/20/16	250	255
1.13%, 7/22/16	275	277
1.45%, 9/9/16	100	101
1.25%, 6/16/17	100	100
1.20%, 9/19/17	375	375
1.40%, 10/13/17	500	501
2.20%, 7/27/18	350	357
2.00%, 10/1/18	320	327
2.15%, 3/15/19	500	507
2.20%, 9/23/19	275	280
1.88%, 2/5/20	325	326
2.15%, 3/6/20	500	504

Royal Bank of Scotland Group PLC, 6.40%, 10/21/19	200	232

Societe Generale S.A., 2.75%, 10/12/17	250	258
2.63%, 10/1/18	250	257
		14,615

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Exploration & Production – 0.4%

Alberta Energy Co. Ltd., 7.38%, 11/1/31	$75	$90

Burlington Resources Finance Co., 7.20%, 8/15/31	120	168

Canadian Natural Resources Ltd., 1.75%, 1/15/18	335	333
3.45%, 11/15/21	275	279
3.90%, 2/1/25	175	177
6.25%, 3/15/38	150	176
6.75%, 2/1/39	50	61

CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	250	244
4.25%, 5/9/43	100	101

Encana Corp., 5.90%, 12/1/17	510	574
3.90%, 11/15/21	330	345
6.50%, 8/15/34	100	116
6.63%, 8/15/37	305	353

Nexen Energy ULC, 6.20%, 7/30/19	60	69
7.88%, 3/15/32	75	108
5.88%, 3/10/35	210	249
6.40%, 5/15/37	390	494

Petro-Canada, 6.05%, 5/15/18	50	56
5.95%, 5/15/35	100	120
6.80%, 5/15/38	180	238

Petroleos Mexicanos, 3.50%, 7/18/18	85	88
5.50%, 1/21/21	1,810	1,986
4.88%, 1/24/22	2,760	2,929
3.50%, 1/30/23	75	73
6.63%, 6/15/35	200	229
6.50%, 6/2/41	190	215

Talisman Energy, Inc., 7.75%, 6/1/19	560	646
7.25%, 10/15/27	400	476
6.25%, 2/1/38	30	32
		11,025

Financial Services – 0.0%

Invesco Finance PLC, 4.00%, 1/30/24	100	106

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Financial Services – 0.0% – continued

Nomura Holdings, Inc., 6.70%, 3/4/20	$386	$462
		568

Food & Beverage – 0.1%

Diageo Capital PLC, 5.50%, 9/30/16	150	160
1.50%, 5/11/17	235	237
5.75%, 10/23/17	850	945
1.13%, 4/29/18	275	273
3.88%, 4/29/43	175	175
		1,790

Government Agencies – 0.2%

Hydro-Quebec, 2.00%, 6/30/16	75	76
1.38%, 6/19/17	250	252
9.40%, 2/1/21	200	274

Japan Bank for International Cooperation, 2.50%, 5/18/16	300	307
1.13%, 7/19/17	750	752
1.75%, 11/13/18	500	505
1.75%, 5/29/19	1,000	1,008

Svensk Exportkredit AB, 5.13%, 3/1/17	500	541
1.75%, 5/30/17	250	255
		3,970

Government Development Banks – 0.8%

Export Development Canada, 0.88%, 1/30/17	750	753
1.50%, 10/3/18	250	253

Export-Import Bank of Korea, 4.00%, 1/11/17	200	209
4.00%, 1/29/21	1,000	1,084

KFW, 0.50%, 4/19/16	800	801
2.00%, 6/1/16	500	509
0.50%, 7/15/16	1,000	1,000
4.88%, 1/17/17	200	215
1.25%, 2/15/17	500	505
0.88%, 12/15/17	2,000	1,997
4.38%, 3/15/18	375	412
1.88%, 4/1/19	1,000	1,022
1.75%, 10/15/19	1,000	1,015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Government Development Banks – 0.8% – continued
4.00%, 1/27/20	$1,500	$1,676
2.75%, 9/8/20	500	531
2.75%, 10/1/20	1,000	1,061
2.63%, 1/25/22	900	949
2.00%, 10/4/22	250	253
2.13%, 1/17/23	1,000	1,019
2.47%, 4/18/36 (6)	500	289

Korea Development Bank (The), 2.25%, 8/7/17	300	304
3.50%, 8/22/17	850	887
3.00%, 3/17/19	200	208
3.00%, 9/14/22	215	220

Landwirtschaftliche Rentenbank, 2.13%, 7/15/16	250	255
5.13%, 2/1/17	900	972
1.00%, 4/4/18	500	499
1.88%, 9/17/18	200	205
1.38%, 10/23/19	140	140

Oesterreichische Kontrollbank A.G., 5.00%, 4/25/17	100	108
1.63%, 3/12/19	300	303
2.38%, 10/1/21	1,000	1,035
		20,689

Government Local – 0.0%

Japan Finance Organization for Municipalities, 4.00%, 1/13/21	500	556

Government Regional – 0.4%

Province of British Columbia, 2.10%, 5/18/16	185	188
2.65%, 9/22/21	150	157
2.00%, 10/23/22	300	300
7.25%, 9/1/36	175	284

Province of Manitoba Canada, 4.90%, 12/6/16	200	214
1.30%, 4/3/17	165	167
1.75%, 5/30/19	100	101
9.25%, 4/1/20	150	200
2.10%, 9/6/22	100	100

Province of Nova Scotia Canada, 8.25%, 7/30/22	350	481

Province of Ontario Canada, 5.45%, 4/27/16	350	368

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Government Regional – 0.4% – continued
2.30%, 5/10/16	$1,000	$1,019
4.95%, 11/28/16	650	695
1.10%, 10/25/17	625	626
1.20%, 2/14/18	250	250
1.65%, 9/27/19	250	251
4.00%, 10/7/19	835	923
4.40%, 4/14/20	500	565
2.45%, 6/29/22	500	513

Province of Quebec Canada, 5.13%, 11/14/16	250	268
4.63%, 5/14/18	350	386
2.75%, 8/25/21	100	104
2.63%, 2/13/23	875	902
7.50%, 7/15/23	300	412
7.13%, 2/9/24	100	135
2.88%, 10/16/24	250	261
7.50%, 9/15/29	375	569

Province of Saskatchewan Canada, 8.50%, 7/15/22	200	281
		10,720

Hardware – 0.0%

Seagate HDD Cayman, 4.75%, 6/1/23	432	454

Integrated Oils – 0.6%

BP Capital Markets PLC, 1.38%, 5/10/18	400	398
2.24%, 9/26/18	360	366
4.75%, 3/10/19	870	963
2.52%, 1/15/20	125	127
3.06%, 3/17/22	300	305
2.50%, 11/6/22	595	580
2.75%, 5/10/23	370	361
3.99%, 9/26/23	120	127
3.81%, 2/10/24	540	560

Cenovus Energy, Inc., 3.00%, 8/15/22	35	33
3.80%, 9/15/23	20	20
6.75%, 11/15/39	590	705

CNOOC Nexen Finance 2014 ULC, 1.63%, 4/30/17	200	200
4.25%, 4/30/24	300	319

ConocoPhillips Canada Funding Co. I, 5.95%, 10/15/36	125	158

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Integrated Oils – 0.6% – continued

Ecopetrol S.A., 4.13%, 1/16/25	$1,000	$957

Husky Energy, Inc., 6.20%, 9/15/17	600	654
7.25%, 12/15/19	200	237
3.95%, 4/15/22	100	102

Petrobras Global Finance B.V., 2.00%, 5/20/16	100	96
6.88%, 1/20/40	190	173

Shell International Finance B.V., 1.13%, 8/21/17	65	65
4.30%, 9/22/19	925	1,026
2.25%, 1/6/23	560	548
6.38%, 12/15/38	870	1,205

Statoil ASA, 1.80%, 11/23/16	100	102
3.13%, 8/17/17	550	576
1.15%, 5/15/18	200	199
5.25%, 4/15/19	850	966
2.25%, 11/8/19	250	254
7.75%, 6/15/23	100	134
3.70%, 3/1/24	115	123
3.25%, 11/10/24	125	129
7.15%, 1/15/29	250	349
4.25%, 11/23/41	350	375

Suncor Energy, Inc., 6.10%, 6/1/18	480	541
7.15%, 2/1/32	200	262
5.95%, 12/1/34	50	60
6.50%, 6/15/38	285	366

Total Capital Canada Ltd., 1.45%, 1/15/18	500	502

Total Capital International S.A., 1.50%, 2/17/17	500	506
1.55%, 6/28/17	125	126
2.10%, 6/19/19	1,000	1,014
3.70%, 1/15/24	125	133

Total Capital S.A., 4.25%, 12/15/21	200	223
		17,225

Internet Media – 0.0%

Baidu, Inc., 3.25%, 8/6/18	210	218

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Internet Media – 0.0% – continued

3.50%, 11/28/22	$200	$203
		421

Life Insurance – 0.0%

AXA S.A., 8.60%, 12/15/30	75	105

Machinery Manufacturing – 0.0%

Ingersoll-Rand Luxembourg Finance S.A., 4.65%, 11/1/44	35	37

Tyco Electronics Group S.A., 6.55%, 10/1/17	50	56
3.50%, 2/3/22	125	130
7.13%, 10/1/37	50	71
		294

Medical Equipment & Devices Manufacturing – 0.1%

Covidien International Finance S.A., 6.00%, 10/15/17	800	892
2.95%, 6/15/23	100	102
6.55%, 10/15/37	25	35

Koninklijke Philips N.V., 3.75%, 3/15/22	250	262
6.88%, 3/11/38	225	303
5.00%, 3/15/42	100	112
		1,706

Metals & Mining – 0.4%

Barrick Gold Corp., 3.85%, 4/1/22	1,175	1,149
4.10%, 5/1/23	295	291

BHP Billiton Finance USA Ltd., 1.88%, 11/21/16	100	102
1.63%, 2/24/17	600	608
5.40%, 3/29/17	100	109
2.05%, 9/30/18	200	204
6.50%, 4/1/19	200	236
3.25%, 11/21/21	250	261
4.13%, 2/24/42	600	613

Goldcorp, Inc., 2.13%, 3/15/18	200	201

Rio Tinto Alcan, Inc., 6.13%, 12/15/33	100	121
5.75%, 6/1/35	100	117

Rio Tinto Finance USA Ltd., 2.50%, 5/20/16	155	158

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Metals & Mining – 0.4% – continued
2.25%, 9/20/16	$150	$153
6.50%, 7/15/18	675	775
9.00%, 5/1/19	575	729
3.75%, 9/20/21	500	527

Rio Tinto Finance USA PLC, 1.38%, 6/17/16	180	181
2.00%, 3/22/17	150	152
1.63%, 8/21/17	85	86
2.88%, 8/21/22	175	174
4.75%, 3/22/42	150	161
4.13%, 8/21/42	300	295

Teck Resources Ltd., 3.85%, 8/15/17	35	36
3.00%, 3/1/19	85	85
6.00%, 8/15/40	195	186
6.25%, 7/15/41	350	339
5.20%, 3/1/42	125	111
5.40%, 2/1/43	130	117

Vale Overseas Ltd., 4.63%, 9/15/20	1,830	1,829
4.38%, 1/11/22	155	149
		10,255

Oil & Gas Services & Equipment – 0.1%

Ensco PLC, 4.70%, 3/15/21	800	809
5.20%, 3/15/25	300	300

Noble Holding International Ltd., 6.05%, 3/1/41	70	60

Weatherford International Ltd., 6.00%, 3/15/18	725	762
6.50%, 8/1/36	125	114
		2,045

Pharmaceuticals – 0.2%

Actavis Funding SCS, 2.45%, 6/15/19	125	125
3.80%, 3/15/25	1,180	1,218
4.85%, 6/15/44	750	797
4.75%, 3/15/45	170	181

AstraZeneca PLC, 5.90%, 9/15/17	325	362
1.95%, 9/18/19	225	227
6.45%, 9/15/37	450	619
4.00%, 9/18/42	250	259

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Pharmaceuticals – 0.2% – continued

GlaxoSmithKline Capital PLC, 1.50%, 5/8/17	$250	$252

Novartis Securities Investment Ltd., 5.13%, 2/10/19	850	959

Sanofi, 1.25%, 4/10/18	40	40
4.00%, 3/29/21	500	549

Teva Pharmaceutical Finance Co. B.V., 2.40%, 11/10/16	200	204
3.65%, 11/10/21	16	17
2.95%, 12/18/22	138	138

Teva Pharmaceutical Finance IV B.V., 3.65%, 11/10/21	210	221
		6,168

Pipeline – 0.1%

Enbridge, Inc., 4.00%, 10/1/23	150	152
4.50%, 6/10/44	40	37

TransCanada PipeLines Ltd., 6.50%, 8/15/18	215	246
9.88%, 1/1/21	175	236
5.85%, 3/15/36	275	330
6.20%, 10/15/37	125	159
7.63%, 1/15/39	715	1,030
6.35%, 5/15/67	100	97
		2,287

Property & Casualty Insurance – 0.1%

Allied World Assurance Co. Holdings Ltd., 7.50%, 8/1/16	100	108

Aon PLC, 4.25%, 12/12/42	450	447

Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	270	285

Endurance Specialty Holdings Ltd., 7.00%, 7/15/34	100	128

Trinity Acquisition PLC, 6.13%, 8/15/43	75	89

Willis Group Holdings PLC, 5.75%, 3/15/21	450	507

XLIT Ltd., 5.75%, 10/1/21	200	235

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Property & Casualty Insurance – 0.1% – continued
6.25%, 5/15/27	$50	$62
5.25%, 12/15/43	250	290
		2,151

Publishing & Broadcasting – 0.0%

Grupo Televisa S.A.B., 6.63%, 1/15/40	570	703

Railroad – 0.1%

Canadian National Railway Co., 5.55%, 3/1/19	500	570
2.85%, 12/15/21	85	88
6.90%, 7/15/28	25	35
6.25%, 8/1/34	15	20
6.20%, 6/1/36	40	54
6.38%, 11/15/37	20	28
3.50%, 11/15/42	150	146

Canadian Pacific Railway Co., 6.50%, 5/15/18	50	57
5.95%, 5/15/37	50	64

Kansas City Southern de Mexico S.A.de C.V., 2.35%, 5/15/20	100	99
		1,161

Software & Services – 0.0%

Thomson Reuters Corp., 3.95%, 9/30/21	200	214
5.50%, 8/15/35	150	172
5.65%, 11/23/43	285	338
		724

Sovereigns – 1.4%

Brazilian Government International Bond, 6.00%, 1/17/17	1,250	1,339
8.00%, 1/15/18	133	144
8.88%, 10/14/19	1,075	1,328
4.88%, 1/22/21	1,000	1,050
8.88%, 4/15/24	600	792
10.13%, 5/15/27	500	748
7.13%, 1/20/37	250	297
11.00%, 8/17/40	835	864
5.63%, 1/7/41	635	646

Canada Government International Bond, 0.88%, 2/14/17	545	548
1.63%, 2/27/19	165	167

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Sovereigns – 1.4% – continued

Chile Government International Bond, 3.25%, 9/14/21	$400	$425
3.63%, 10/30/42	200	196

Colombia Government International Bond, 7.38%, 1/27/17	500	553
7.38%, 3/18/19	250	295
4.38%, 7/12/21	1,000	1,060
7.38%, 9/18/37	350	467
6.13%, 1/18/41	250	296
5.63%, 2/26/44	500	559

Israel Government International Bond, 5.50%, 11/9/16	225	242
5.13%, 3/26/19	250	283
4.00%, 6/30/22	250	276
4.50%, 1/30/43	200	213

Italy Government International Bond, 5.25%, 9/20/16	1,000	1,061
5.38%, 6/12/17	1,675	1,821
5.38%, 6/15/33	175	213

Mexico Government International Bond, 5.63%, 1/15/17	770	826
5.95%, 3/19/19	500	571
5.13%, 1/15/20	1,360	1,525
3.50%, 1/21/21	1,000	1,041
4.00%, 10/2/23	150	159
7.50%, 4/8/33	100	142
6.75%, 9/27/34	750	1,001
6.05%, 1/11/40	820	1,013
4.75%, 3/8/44	1,000	1,050
5.55%, 1/21/45	500	586

Panama Government International Bond, 4.00%, 9/22/24	575	602
6.70%, 1/26/36	550	720

Peruvian Government International Bond, 8.38%, 5/3/16	350	377
7.35%, 7/21/25	250	340
6.55%, 3/14/37	500	666
5.63%, 11/18/50	350	428

Philippine Government International Bond, 4.20%, 1/21/24	500	560
10.63%, 3/16/25	500	814
5.50%, 3/30/26	200	245
7.75%, 1/14/31	500	751
6.38%, 10/23/34	500	702

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Sovereigns – 1.4% – continued
5.00%, 1/13/37	$500	$613

Poland Government International Bond, 6.38%, 7/15/19	400	471
5.13%, 4/21/21	150	172
3.00%, 3/17/23	1,000	1,027
4.00%, 1/22/24	150	165

Republic of Korea, 5.13%, 12/7/16	125	134
7.13%, 4/16/19	150	181
3.88%, 9/11/23	200	222

South Africa Government International Bond, 6.88%, 5/27/19	275	316
5.38%, 7/24/44	500	537

Turkey Government International Bond, 3.25%, 3/23/23	250	236
5.75%, 3/22/24	300	334
6.88%, 3/17/36	500	619
6.00%, 1/14/41	1,500	1,705
6.63%, 2/17/45	270	334

Uruguay Government International Bond, 7.63%, 3/21/36	250	354
4.13%, 11/20/45	400	377
		37,799

Supermarkets & Pharmacies – 0.0%

Delhaize Group S.A., 5.70%, 10/1/40	400	442

Supranationals – 1.4%

African Development Bank, 1.25%, 9/2/16	40	40
1.13%, 3/15/17	500	504
0.88%, 3/15/18	250	249

Asian Development Bank, 0.50%, 6/20/16	200	200
5.50%, 6/27/16	600	637
1.13%, 3/15/17	355	358
5.59%, 7/16/18	50	57
1.75%, 9/11/18	150	153
1.75%, 3/21/19	1,500	1,527
1.88%, 4/12/19	150	154
1.50%, 1/22/20	250	251
1.38%, 3/23/20	250	249
2.13%, 11/24/21	100	102

Corp. Andina de Fomento, 4.38%, 6/15/22	613	669

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Supranationals – 1.4% – continued

Council Of Europe Development Bank, 1.25%, 9/22/16	$150	$152
1.50%, 6/19/17	200	203
1.75%, 11/14/19	1,000	1,013

European Bank for Reconstruction & Development, 1.38%, 10/20/16	150	152
1.00%, 2/16/17	500	504
0.75%, 9/1/17	300	299
1.00%, 6/15/18	150	149
1.75%, 6/14/19	200	203
1.75%, 11/26/19	1,000	1,012
1.50%, 3/16/20	250	250

European Investment Bank, 1.13%, 12/15/16	1,000	1,009
4.88%, 1/17/17	800	860
1.75%, 3/15/17	1,000	1,021
0.88%, 4/18/17	400	401
5.13%, 5/30/17	350	382
1.63%, 6/15/17	250	254
1.00%, 8/17/17	250	251
1.00%, 12/15/17	2,000	2,003
1.00%, 3/15/18	2,000	2,000
1.00%, 6/15/18	1,650	1,647
1.63%, 12/18/18	400	406
1.88%, 3/15/19	250	256
1.63%, 3/16/20	250	252
2.50%, 4/15/21	1,500	1,569
2.13%, 10/15/21	200	205
3.25%, 1/29/24	250	276
2.50%, 10/15/24	1,000	1,041
4.88%, 2/15/36	200	269

Inter-American Development Bank, 0.88%, 11/15/16	250	251
1.13%, 3/15/17	1,000	1,009
0.88%, 3/15/18	500	498
1.75%, 8/24/18	250	255
4.25%, 9/10/18	400	441
1.13%, 9/12/19	200	198
3.88%, 9/17/19	600	664
1.75%, 10/15/19	1,000	1,017
3.88%, 2/14/20	500	557
3.00%, 2/21/24	150	163
2.13%, 1/15/25	500	502
3.88%, 10/28/41	200	229

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Supranationals – 1.4% – continued

International Bank for Reconstruction & Development, 5.00%, 4/1/16	$450	$471
0.50%, 4/15/16	450	450
0.50%, 5/16/16	210	210
1.00%, 9/15/16	500	503
0.88%, 4/17/17	1,000	1,006
9.25%, 7/15/17	100	118
1.88%, 3/15/19	2,500	2,562
2.25%, 6/24/21	500	513
2.50%, 11/25/24	600	621
2.13%, 3/3/25	700	705
4.75%, 2/15/35	25	32

International Finance Corp., 0.50%, 5/16/16	375	375
1.13%, 11/23/16	500	503
1.00%, 4/24/17	890	893
0.88%, 6/15/18	500	495
1.75%, 9/16/19	250	253

Nordic Investment Bank, 0.50%, 4/14/16	250	250
5.00%, 2/1/17	100	108
1.88%, 6/14/19	200	204
		39,245

Winding Up Agencies – 0.0%

FMS Wertmanagement AoeR, 0.63%, 1/30/17	725	725
1.63%, 11/20/18	300	304
		1,029

Wireless Telecommunications Services – 0.2%

America Movil S.A.B. de C.V., 2.38%, 9/8/16	700	711
3.13%, 7/16/22	295	300
6.13%, 11/15/37	315	385
6.13%, 3/30/40	185	229

Rogers Communications, Inc., 6.80%, 8/15/18	700	812
3.00%, 3/15/23	80	80
5.45%, 10/1/43	100	117
5.00%, 3/15/44	75	83

Vodafone Group PLC, 5.63%, 2/27/17	111	120
1.25%, 9/26/17	300	298
2.50%, 9/26/22	265	256

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
FOREIGN ISSUER BONDS – 8.3% – continued

Wireless Telecommunications Services – 0.2% – continued
2.95%, 2/19/23	$740	$728
7.88%, 2/15/30	200	274
6.15%, 2/27/37	635	771
		5,164

Wireline Telecommunications Services – 0.2%

British Telecommunications PLC, 1.25%, 2/14/17	250	250
5.95%, 1/15/18	575	643
9.63%, 12/15/30	100	165

Deutsche Telekom International Finance B.V., 8.75%, 6/15/30	400	611

Nippon Telegraph & Telephone Corp., 1.40%, 7/18/17	150	150

Orange S.A., 5.38%, 7/8/19	600	684
9.00%, 3/1/31	610	942

Telefonica Emisiones S.A.U., 5.13%, 4/27/20	111	125
5.46%, 2/16/21	1,145	1,309
4.57%, 4/27/23	150	165
7.05%, 6/20/36	110	152

Telefonica Europe B.V., 8.25%, 9/15/30	85	124

Telefonos de Mexico S.A.B. de C.V., 5.50%, 11/15/19	305	345
		5,665
Total Foreign Issuer Bonds
(Cost $216,188)		225,764

U.S. GOVERNMENT AGENCIES – 32.7% (7)

Fannie Mae – 14.7%
2.38%, 4/11/16	3,000	3,060
1.25%, 9/28/16	3,700	3,741
1.38%, 11/15/16	2,000	2,028
1.25%, 1/30/17	2,000	2,023
0.75%, 4/20/17	2,000	2,004
5.00%, 5/11/17	1,000	1,090
5.38%, 6/12/17	1,000	1,101
1.00%, 9/27/17	5,000	5,019
1.88%, 9/18/18	1,000	1,025
1.63%, 11/27/18	1,000	1,016
1.88%, 2/19/19	1,000	1,023
1.75%, 6/20/19	1,000	1,016
1.75%, 9/12/19	1,000	1,016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued
1.75%, 11/26/19	$3,000	$3,044
2.63%, 9/6/24	2,000	2,072
7.13%, 1/15/30	1,500	2,330
6.63%, 11/15/30	200	301
5.63%, 7/15/37	1,000	1,436

Fannie Mae-Aces, Series 2011-M2, Class A2, 3.65%, 4/25/21	195	210

Fannie Mae-Aces, Series 2011-M5, Class A2, 2.94%, 7/25/21	750	787

Fannie Mae-Aces, Series 2011-M9, Class A2, 2.48%, 4/25/22	225	229

Fannie Mae-Aces, Series 2013-M11, Class A, 1.50%, 1/25/18	119	120

Fannie Mae-Aces, Series 2013-M14, Class A2, 3.33%, 10/25/23	200	214

Fannie Mae-Aces, Series 2013-M9, Class A2, 2.39%, 1/25/23	150	151

Fannie Mae-Aces, Series 2014-M1, Class A2, 4.29%, 7/25/19	203	222

Fannie Mae-Aces, Series 2014-M1, Class ASQ2, 2.32%, 11/25/18	500	514

Fannie Mae-Aces, Series 2014-M13, Class A2, 3.02%, 8/25/24	100	104

Fannie Mae-Aces, Series 2014-M4, Class A2, 3.35%, 3/25/24	545	583

Fannie Mae-Aces, Series 2014-M4, Class ASQ2, 1.27%, 1/25/17	56	56

Fannie Mae-Aces, Series 2014-M6, Class 1AC, 4.21%, 2/25/43	150	163

Fannie Mae-Aces, Series 2014-M6, Class A2, 2.68%, 5/25/21	500	518

Fannie Mae-Aces, Series 2014-M8, Class ASQ3, 1.80%, 12/25/19	100	101

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued

Fannie Mae-Aces, Series 2015-M1, Class A2, 2.53%, 9/25/24	$150	$151

Fannie Mae-Aces, Series 2015-M1, Class ASQ2, 1.63%, 2/25/18	300	303

Fannie Mae-Aces, Series 2015-M3, Class A2, 2.72%, 10/25/24	250	254

Pool #255376, 6.00%, 8/1/19	44	46

Pool #255695, 2.38%, 3/1/35	21	22

Pool #256792, 6.50%, 6/1/22	72	80

Pool #256925, 6.00%, 10/1/37	62	70

Pool #256959, 6.00%, 11/1/37	289	330

Pool #256985, 7.00%, 11/1/37	83	98

Pool #257042, 6.50%, 1/1/38	536	639

Pool #257106, 4.50%, 1/1/28	10	11

Pool #257237, 4.50%, 6/1/28	70	77

Pool #257243, 7.00%, 6/1/38	283	325

Pool #357630, 5.00%, 10/1/19	36	38

Pool #707791, 5.00%, 6/1/33	296	330

Pool #709239, 5.00%, 7/1/18	226	238

Pool #725185, 5.00%, 2/1/19	52	55

Pool #725425, 5.50%, 4/1/34	103	117

Pool #730811, 4.50%, 8/1/33	202	221

Pool #735222, 5.00%, 2/1/35	63	71

Pool #735358, 5.50%, 2/1/35	258	291

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued

Pool #735502, 6.00%, 4/1/35	$36	$41

Pool #737853, 5.00%, 9/1/33	449	501

Pool #745336, 5.00%, 3/1/36	1,337	1,487

Pool #745418, 5.50%, 4/1/36	99	112

Pool #745754, 5.00%, 9/1/34	676	755

Pool #745826, 6.00%, 7/1/36	348	398

Pool #746272, 4.00%, 10/1/18	131	138

Pool #747383, 5.50%, 10/1/33	225	255

Pool #753678, 2.17%, 12/1/33	142	152

Pool #755632, 5.00%, 4/1/34	215	241

Pool #766083, 2.24%, 2/1/34	3	3

Pool #772730, 5.00%, 4/1/34	206	230

Pool #773287, 2.23%, 3/1/35	153	162

Pool #790406, 6.00%, 9/1/34	132	153

Pool #793666, 5.50%, 9/1/34	163	185

Pool #796250, 5.50%, 11/1/34	69	78

Pool #800471, 5.50%, 10/1/34	525	591

Pool #807701, 4.50%, 12/1/19	31	32

Pool #811944, 4.50%, 1/1/20	41	43

Pool #817795, 6.00%, 8/1/36	65	74

Pool #821912, 1.81%, 6/1/35	279	296

Pool #822455, 2.44%, 4/1/35	72	77

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued

Pool #826057, 5.00%, 7/1/35	$161	$181

Pool #826368, 2.12%, 7/1/35	69	73

Pool #826585, 5.00%, 8/1/35	319	355

Pool #828523, 5.00%, 7/1/35	95	106

Pool #831676, 6.50%, 8/1/36	36	41

Pool #832628, 5.50%, 9/1/20	56	59

Pool #833067, 5.50%, 9/1/35	376	424

Pool #833163, 5.00%, 9/1/35	221	245

Pool #840577, 5.00%, 10/1/20	36	39

Pool #844909, 4.50%, 10/1/20	12	13

Pool #845425, 6.00%, 2/1/36	307	351

Pool #846600, 2.40%, 1/1/36	298	318

Pool #847921, 5.50%, 11/1/20	176	191

Pool #863759, 4.00%, 12/1/20	29	31

Pool #864435, 4.50%, 12/1/20	76	80

Pool #868435, 6.00%, 4/1/36	325	375

Pool #869710, 6.00%, 4/1/36	159	182

Pool #871135, 6.00%, 1/1/37	95	110

Pool #880505, 6.00%, 8/1/21	16	17

Pool #881818, 6.50%, 8/1/36	264	322

Pool #882055, 1.89%, 6/1/36	84	89

Pool #885769, 6.00%, 6/1/36	42	48

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued

Pool #885866, 6.00%, 6/1/36	$131	$151

Pool #887111, 5.50%, 5/1/20	40	42

Pool #888100, 5.50%, 9/1/36	387	438

Pool #888152, 5.00%, 5/1/21	92	98

Pool #888205, 6.50%, 2/1/37	99	116

Pool #888318, 2.24%, 2/1/37	65	69

Pool #888447, 4.00%, 5/1/21	50	53

Pool #889224, 5.50%, 1/1/37	480	541

Pool #889390, 6.00%, 3/1/23	72	79

Pool #889401, 6.00%, 3/1/38	231	263

Pool #889415, 6.00%, 5/1/37	959	1,104

Pool #889579, 6.00%, 5/1/38	522	596

Pool #889630, 6.50%, 3/1/38	60	69

Pool #889886, 7.00%, 12/1/37	83	96

Pool #889970, 5.00%, 12/1/36	365	407

Pool #890234, 6.00%, 10/1/38	230	265

Pool #890329, 4.00%, 4/1/26	4,364	4,720

Pool #890339, 5.00%, 9/1/20	335	353

Pool #892536, 6.50%, 9/1/36	59	68

Pool #892968, 6.50%, 8/1/21	7	7

Pool #893363, 5.00%, 6/1/36	114	127

Pool #893366, 5.00%, 4/1/35	173	192

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued

Pool #894453, 2.46%, 9/1/36	$120	$128

Pool #898417, 6.00%, 10/1/36	47	54

Pool #899079, 5.00%, 3/1/37	124	138

Pool #902188, 2.30%, 11/1/36	14	15

Pool #902414, 5.50%, 11/1/36	236	265

Pool #905090, 5.50%, 10/1/21	87	93

Pool #905759, 2.25%, 12/1/36	46	49

Pool #906090, 5.50%, 1/1/37	285	325

Pool #910147, 5.00%, 3/1/22	104	109

Pool #912414, 4.50%, 1/1/22	37	39

Pool #915499, 5.00%, 3/1/37	150	167

Pool #915870, 7.00%, 4/1/37	27	34

Pool #918515, 5.00%, 6/1/37	174	193

Pool #920457, 2.83%, 8/1/36	10	11

Pool #920988, 2.00%, 11/1/36	12	12

Pool #923123, 5.00%, 4/1/36	40	44

Pool #923166, 7.50%, 1/1/37	54	64

Pool #928261, 4.50%, 3/1/36	128	141

Pool #928584, 6.50%, 8/1/37	455	532

Pool #928909, 6.00%, 12/1/37	3	4

Pool #928915, 6.00%, 11/1/37	24	27

Pool #930606, 4.00%, 2/1/39	1,119	1,196

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued

Pool #931195, 4.50%, 5/1/24	$284	$306

Pool #931665, 4.50%, 7/1/24	920	992

Pool #932023, 5.00%, 1/1/38	202	224

Pool #932741, 4.50%, 4/1/40	693	766

Pool #934466, 5.50%, 9/1/23	176	195

Pool #940623, 5.50%, 8/1/37	87	97

Pool #943388, 6.00%, 6/1/37	339	387

Pool #943617, 6.00%, 8/1/37	264	305

Pool #945876, 5.50%, 8/1/37	35	39

Pool #946527, 7.00%, 9/1/37	47	52

Pool #947216, 6.00%, 10/1/37	107	123

Pool #949391, 5.50%, 8/1/22	17	18

Pool #953018, 6.50%, 10/1/37	193	224

Pool #953910, 6.00%, 11/1/37	140	160

Pool #955771, 6.50%, 10/1/37	174	199

Pool #959604, 6.50%, 11/1/37	20	23

Pool #959880, 5.50%, 11/1/37	90	102

Pool #962687, 5.00%, 4/1/38	297	330

Pool #963735, 4.50%, 6/1/23	144	154

Pool #965389, 6.00%, 10/1/23	98	104

Pool #966660, 6.00%, 12/1/37	4	4

Pool #968037, 6.00%, 1/1/38	222	253

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued

Pool #969632, 6.50%, 1/1/38	$59	$68

Pool #970013, 4.50%, 6/1/38	187	204

Pool #971734, 4.50%, 4/1/37	42	45

Pool #972452, 5.50%, 3/1/38	415	467

Pool #975365, 5.00%, 6/1/23	83	90

Pool #976963, 5.50%, 2/1/38	3,097	3,486

Pool #981704, 5.00%, 6/1/23	233	253

Pool #981823, 2.35%, 6/1/38	55	56

Pool #981854, 5.50%, 7/1/38	240	270

Pool #984075, 4.50%, 6/1/23	85	92

Pool #986760, 5.50%, 7/1/38	843	959

Pool #987114, 5.50%, 9/1/23	28	30

Pool #987115, 5.50%, 9/1/23	22	23

Pool #992472, 6.00%, 10/1/38	109	126

Pool #992491, 4.50%, 10/1/23	69	74

Pool #993055, 5.50%, 12/1/38	75	85

Pool #995018, 5.50%, 6/1/38	175	197

Pool #995203, 5.00%, 7/1/35	1,031	1,151

Pool #995266, 5.00%, 12/1/23	777	848

Pool #995737, 5.00%, 2/1/38	1,895	2,109

Pool #995879, 6.00%, 4/1/39	248	283

Pool #AA0649, 5.00%, 12/1/38	627	711

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued

Pool #AA2939, 4.50%, 4/1/39	$972	$1,082

Pool #AA4482, 4.00%, 4/1/39	972	1,050

Pool #AA4562, 4.50%, 9/1/39	936	1,039

Pool #AA8978, 4.50%, 7/1/39	226	251

Pool #AA9357, 4.50%, 8/1/39	1,092	1,193

Pool #AB1048, 4.50%, 5/1/40	1,319	1,451

Pool #AB2067, 3.50%, 1/1/41	1,546	1,634

Pool #AB2092, 4.00%, 1/1/41	674	730

Pool #AB2272, 4.50%, 2/1/41	1,144	1,276

Pool #AB2693, 4.50%, 4/1/41	638	707

Pool #AB2768, 4.50%, 4/1/41	961	1,065

Pool #AB3246, 5.00%, 7/1/41	582	651

Pool #AB4057, 4.00%, 12/1/41	3,026	3,243

Pool #AB4293, 3.50%, 1/1/42	1,892	1,991

Pool #AB5049, 4.00%, 4/1/42	3,463	3,711

Pool #AB6016, 3.50%, 8/1/42	1,414	1,487

Pool #AB6293, 3.50%, 9/1/27	2,575	2,737

Pool #AB7076, 3.00%, 11/1/42	3,874	3,970

Pool #AB7503, 3.00%, 1/1/43	1,903	1,950

Pool #AB7733, 3.00%, 1/1/43	3,236	3,316

Pool #AB8823, 3.00%, 3/1/43	5,798	5,941

Pool #AB9363, 3.50%, 5/1/43	4,507	4,750

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued

Pool #AB9990, 3.00%, 7/1/33	$358	$371

Pool #AC2947, 5.50%, 9/1/39	840	946

Pool #AC2969, 5.00%, 9/1/39	3,457	3,880

Pool #AC3263, 4.50%, 9/1/29	367	406

Pool #AC3312, 4.50%, 10/1/39	1,803	1,971

Pool #AC4861, 4.50%, 11/1/24	694	749

Pool #AC5040, 4.00%, 10/1/24	434	460

Pool #AC6118, 4.50%, 11/1/39	535	585

Pool #AC6742, 4.50%, 1/1/40	1,841	2,038

Pool #AC8518, 5.00%, 12/1/39	1,041	1,158

Pool #AC9581, 5.50%, 1/1/40	2,004	2,267

Pool #AD0119, 6.00%, 7/1/38	852	973

Pool #AD0585, 4.50%, 12/1/39	867	964

Pool #AD0639, 6.00%, 12/1/38	249	285

Pool #AD0969, 5.50%, 8/1/37	832	938

Pool #AD5241, 4.50%, 7/1/40	770	844

Pool #AD5525, 5.00%, 6/1/40	928	1,041

Pool #AD5556, 4.00%, 6/1/25	331	352

Pool #AD7859, 5.00%, 6/1/40	575	643

Pool #AE0289, 2.51%, 5/1/40	251	269

Pool #AE0949, 4.00%, 2/1/41	2,010	2,155

Pool #AE0971, 4.00%, 5/1/25	254	269

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued

Pool #AE0981, 3.50%, 3/1/41	$1,503	$1,581

Pool #AE1807, 4.00%, 10/1/40	2,794	2,995

Pool #AE3873, 4.50%, 10/1/40	388	424

Pool #AE5436, 4.50%, 10/1/40	488	534

Pool #AE5767, 3.55%, 5/1/41	287	304

Pool #AH0525, 4.00%, 12/1/40	2,146	2,300

Pool #AH1295, 3.50%, 1/1/26	704	752

Pool #AH2488, 3.24%, 2/1/41	215	228

Pool #AH3226, 5.00%, 2/1/41	281	313

Pool #AH4158, 4.00%, 1/1/41	388	416

Pool #AH5573, 4.00%, 2/1/41	1,575	1,704

Pool #AH5614, 3.50%, 2/1/26	779	832

Pool #AH8854, 4.50%, 4/1/41	533	584

Pool #AI1247, 4.00%, 4/1/26	400	426

Pool #AI3470, 4.50%, 6/1/41	821	900

Pool #AI4361, 2.95%, 9/1/41	104	111

Pool #AI4380, 2.95%, 11/1/41	106	111

Pool #AI5539, 3.48%, 6/1/41	170	180

Pool #AI5603, 4.50%, 7/1/41	459	503

Pool #AI7743, 4.00%, 8/1/41	644	689

Pool #AI9137, 2.50%, 11/1/27	2,513	2,586

Pool #AI9555, 4.00%, 9/1/41	1,212	1,299

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued

Pool #AI9828, 2.87%, 11/1/41	$222	$234

Pool #AJ2001, 3.04%, 10/1/41	157	166

Pool #AJ4093, 3.50%, 10/1/26	214	227

Pool #AJ4408, 4.50%, 10/1/41	274	299

Pool #AJ6086, 3.00%, 12/1/26	531	557

Pool #AJ9152, 3.50%, 12/1/26	2,376	2,524

Pool #AJ9218, 4.00%, 2/1/42	1,417	1,519

Pool #AJ9326, 3.50%, 1/1/42	1,949	2,064

Pool #AJ9355, 3.00%, 1/1/27	1,248	1,310

Pool #AK4524, 4.50%, 3/1/42	3,923	4,302

Pool #AK4813, 3.50%, 3/1/42	898	945

Pool #AK4945, 3.50%, 2/1/42	1,046	1,100

Pool #AK7766, 2.50%, 3/1/27	1,428	1,470

Pool #AK9444, 4.00%, 3/1/42	545	588

Pool #AL0442, 5.50%, 6/1/40	227	256

Pool #AL0766, 4.00%, 9/1/41	2,246	2,429

Pool #AL1449, 4.00%, 1/1/42	2,175	2,331

Pool #AL1849, 6.00%, 2/1/39	927	1,069

Pool #AL1939, 3.50%, 6/1/42	2,339	2,472

Pool #AL2243, 4.00%, 3/1/42	2,623	2,812

Pool #AL2303, 4.50%, 6/1/26	895	951

Pool #AL2326, 4.50%, 4/1/42	4,854	5,322

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued

Pool #AL2397, 2.71%, 8/1/42	$299	$312

Pool #AL2893, 3.50%, 12/1/42	5,025	5,324

Pool #AL3396, 2.50%, 3/1/28	1,230	1,267

Pool #AL3950, 1.74%, 8/1/43	149	153

Pool #AL4408, 4.50%, 11/1/43	3,234	3,589

Pool #AL4462, 2.50%, 6/1/28	2,024	2,084

Pool #AL4908, 4.00%, 2/1/44	2,332	2,523

Pool #AL5254, 3.00%, 11/1/27	1,696	1,780

Pool #AL5377, 4.00%, 6/1/44	5,594	6,070

Pool #AL5785, 4.00%, 9/1/44	3,108	3,380

Pool #AL5953, 2.82%, 10/1/44	489	508

Pool #AO0752, 3.00%, 4/1/42	1,132	1,160

Pool #AO0800, 3.00%, 4/1/27	1,112	1,168

Pool #AO2973, 3.50%, 5/1/42	2,485	2,637

Pool #AO4136, 3.50%, 6/1/42	1,794	1,886

Pool #AO7970, 2.50%, 6/1/27	718	740

Pool #AO8031, 3.50%, 7/1/42	4,244	4,463

Pool #AO8629, 3.50%, 7/1/42	764	804

Pool #AP6273, 3.00%, 10/1/42	1,204	1,234

Pool #AQ6784, 3.50%, 12/1/42	1,613	1,696

Pool #AQ8647, 3.50%, 12/1/42	1,976	2,078

Pool #AR1706, 2.50%, 1/1/28	6,148	6,326

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued

Pool #AR3054, 3.00%, 1/1/28	$1,571	$1,655

Pool #AR3792, 3.00%, 2/1/43	1,152	1,180

Pool #AR8151, 3.00%, 3/1/43	1,876	1,923

Pool #AR9582, 3.00%, 3/1/43	649	666

Pool #AS0018, 3.00%, 7/1/43	4,215	4,316

Pool #AS0275, 3.00%, 8/1/33	451	468

Pool #AS3600, 3.00%, 10/1/29	2,902	3,053

Pool #AS4085, 12/1/44 (8)	1,085	1,174

Pool #AS4458, 3.50%, 2/1/45	5,977	6,301

Pool #AS4715, 4/1/45 (8)	1,490	1,526

Pool #AT0666, 3.50%, 4/1/43	824	870

Pool #AT2720, 3.00%, 5/1/43	1,953	2,002

Pool #AT3164, 3.00%, 4/1/43	3,130	3,208

Pool #AT3180, 3.00%, 5/1/43	3,711	3,804

Pool #AT5026, 3.00%, 5/1/43	3,487	3,572

Pool #AU1657, 2.50%, 7/1/28	935	963

Pool #AU1689, 8/1/43 (8)	3,493	3,688

Pool #AU1808, 3.00%, 8/1/43	3,090	3,164

Pool #AU3164, 3.00%, 8/1/33	359	374

Pool #AU4336, 2.23%, 8/1/43	740	759

Pool #AU5918, 3.00%, 9/1/43	2,802	2,869

Pool #AU5919, 3.50%, 9/1/43	2,657	2,793

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued

Pool #AV0691, 4.00%, 12/1/43	$4,635	$5,013

Pool #AV2339, 4.00%, 12/1/43	918	993

Pool #AW2472, 2.59%, 6/1/44	826	858

Pool #AW8595, 3.00%, 8/1/29	754	794

Pool #AX2163, 3.50%, 11/1/44	1,970	2,071

Pool #AX4413, 4.00%, 11/1/44	4,870	5,210

Pool #AX6139, 4.00%, 11/1/44	4,356	4,700

Pool #MA0361, 4.00%, 3/1/30	405	436

Pool #MA0667, 4.00%, 3/1/31	897	967

Pool #MA0706, 4.50%, 4/1/31	1,210	1,327

Pool #MA0711, 3.50%, 4/1/31	515	544

Pool #MA0804, 4.00%, 7/1/31	598	646

Pool #MA0976, 3.50%, 2/1/32	1,149	1,215

Pool #MA1107, 3.50%, 7/1/32	1,402	1,483

Pool #MA1138, 3.50%, 8/1/32	750	794

Pool #MA1141, 3.00%, 8/1/32	369	382

Pool #MA1200, 3.00%, 10/1/32	1,969	2,042

Pool #MA1239, 3.50%, 11/1/32	1,010	1,068

Pool #MA1432, 3.00%, 5/1/33	1,907	1,977

Pool #MA1511, 2.50%, 7/1/33	537	543

Pool #MA1764, 4.00%, 1/1/34	948	1,024

Pool TBA, 4/15/30 (8)	10,296	10,793

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Fannie Mae – 14.7% – continued
4/15/30 (8)	$5,499	$5,648
4/15/30 (8)	3,000	3,003
4/15/30 (8)	1,500	1,591
4/15/45 (8)	14,827	15,573
4/15/45 (8)	9,800	10,478
4/15/45 (8)	6,300	6,441
4/15/45 (8)	3,910	4,266
4/15/45 (8)	2,400	2,374
		401,188

Federal Home Loan Bank – 0.7%
5.13%, 10/19/16	5,450	5,838
0.63%, 11/23/16	4,000	4,004
4.75%, 12/16/16	4,200	4,501
0.88%, 5/24/17	2,000	2,009
1.00%, 6/21/17	1,000	1,006
5.50%, 7/15/36	500	701
		18,059

Freddie Mac – 3.2%
5.25%, 4/18/16	500	525
2.50%, 5/27/16	4,000	4,095
2.00%, 8/25/16	5,675	5,796
5.00%, 2/16/17	500	541
0.88%, 2/22/17	2,000	2,010
1.00%, 3/8/17	2,500	2,518
1.00%, 9/27/17	3,000	3,012
5.13%, 11/17/17	500	556
0.75%, 1/12/18	2,000	1,996
0.88%, 3/7/18	1,000	998
3.75%, 3/27/19	1,000	1,097
1.75%, 5/30/19	1,000	1,015
1.25%, 8/1/19	1,000	998
1.25%, 10/2/19	1,000	992
1.38%, 5/1/20	1,000	993
2.38%, 1/13/22	3,000	3,102
6.75%, 3/15/31	1,200	1,832

FHLMC Multifamily Structured Pass Through Certificates, Series K003, Class A5, 5.09%, 3/25/19	500	564

FHLMC Multifamily Structured Pass Through Certificates, Series K005, Class A1, 3.48%, 4/25/19	399	417

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Freddie Mac – 3.2% – continued

FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.25%, 1/25/20	$185	$205

FHLMC Multifamily Structured Pass Through Certificates, Series K007, Class A2, 4.22%, 3/25/20	245	272

FHLMC Multifamily Structured Pass Through Certificates, Series K008, Class A1, 2.75%, 12/25/19	79	82

FHLMC Multifamily Structured Pass Through Certificates, Series K008, Class A2, 3.53%, 6/25/20	263	283

FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.97%, 1/25/21	340	376

FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.87%, 4/25/21	500	551

FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.87%, 12/25/21	250	261

FHLMC Multifamily Structured Pass Through Certificates, Series K018, Class A2, 2.79%, 1/25/22	500	521

FHLMC Multifamily Structured Pass Through Certificates, Series K019, Class A1, 1.46%, 9/25/21	414	412

FHLMC Multifamily Structured Pass Through Certificates, Series K020, Class A2, 2.37%, 5/25/22	250	253

FHLMC Multifamily Structured Pass Through Certificates, Series K023, Class A2, 2.31%, 8/25/22	500	503

FHLMC Multifamily Structured Pass Through Certificates, Series K024, Class A2, 2.57%, 9/25/22	200	205

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Freddie Mac – 3.2% – continued

FHLMC Multifamily Structured Pass Through Certificates, Series K025, Class A1, 1.88%, 4/25/22	$466	$469

FHLMC Multifamily Structured Pass Through Certificates, Series K027, Class A2, 2.64%, 1/25/23	750	770

FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	250	269

FHLMC Multifamily Structured Pass Through Certificates, Series K030, Class A2, 3.25%, 4/25/23	300	321

FHLMC Multifamily Structured Pass Through Certificates, Series K031, Class A2, 3.30%, 4/25/23	227	243

FHLMC Multifamily Structured Pass Through Certificates, Series K032, Class A2, 3.31%, 5/25/23	365	392

FHLMC Multifamily Structured Pass Through Certificates, Series K033, Class A2, 3.06%, 7/25/23	500	526

FHLMC Multifamily Structured Pass Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	300	319

FHLMC Multifamily Structured Pass Through Certificates, Series K041, Class A2, 3.17%, 10/25/24	300	318

FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.67%, 12/25/24	200	203

FHLMC Multifamily Structured Pass Through Certificates, Series K043, Class A2, 3.06%, 12/25/24	200	210

FHLMC Multifamily Structured Pass Through Certificates, Series K502, Class A2, 1.43%, 8/25/17	280	283

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Freddie Mac – 3.2% – continued

FHLMC Multifamily Structured Pass Through Certificates, Series K701, Class A2, 3.88%, 11/25/17	$200	$213

FHLMC Multifamily Structured Pass Through Certificates, Series K702, Class A2, 3.15%, 2/25/18	225	237

FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A1, 1.87%, 1/25/18	22	22

FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.70%, 5/25/18	150	156

FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.41%, 8/25/18	225	233

FHLMC Multifamily Structured Pass Through Certificates, Series K705, Class A2, 2.30%, 9/25/18	500	515

FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.13%, 1/25/19	400	410

FHLMC Multifamily Structured Pass Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	300	304

FHLMC Multifamily Structured Pass Through Certificates, Series K712, Class A2, 1.87%, 11/25/19	500	505

FHLMC Multifamily Structured Pass Through Certificates, Series K716, Class A2, 3.13%, 6/25/21	250	267

Pool #1B2934, 2.32%, 3/1/36	257	270

Pool #1B7328, 2.81%, 4/1/37	43	47

Pool #1B7359, 4.12%, 5/1/37	11	11

Pool #1G0911, 2.28%, 4/1/36	179	191

Pool #1G1763, 2.33%, 11/1/35	23	25

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Freddie Mac – 3.2% – continued

Pool #1G2620, 2.28%, 11/1/36	$8	$8

Pool #1G3611, 1.90%, 4/1/37	24	25

Pool #1H2569, 2.48%, 9/1/35	361	387

Pool #1H2605, 2.38%, 4/1/36	106	113

Pool #1J0365, 2.42%, 4/1/37	108	115

Pool #1L1480, 2.08%, 12/1/33	63	66

Pool #1N0243, 2.62%, 8/1/36	15	16

Pool #2B1466, 1.99%, 7/1/43	167	170

Pool #847755, 2.25%, 5/1/37	55	58

Pool #848626, 3.34%, 6/1/41	125	132

Pool #848639, 3.23%, 9/1/41	186	197

Pool TBA,
4/15/30 (8)	7,389	7,736
4/15/30 (8)	4,057	4,160
4/15/30 (8)	1,900	1,900
4/15/45 (8)	12,837	13,454
4/15/45 (8)	7,968	8,129
4/15/45 (8)	4,600	4,913
		86,289

Freddie Mac Gold – 6.3%

Pool #A16753, 5.00%, 11/1/33	98	110

Pool #A17665, 5.00%, 1/1/34	122	135

Pool #A27950, 5.50%, 11/1/34	531	599

Pool #A31136, 5.50%, 1/1/35	280	315

Pool #A39306, 5.50%, 11/1/35	433	486

Pool #A46224, 5.00%, 7/1/35	60	66

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #A48104, 5.00%, 1/1/36	$101	$112

Pool #A51296, 6.00%, 8/1/36	47	53

Pool #A54897, 6.50%, 8/1/36	86	99

Pool #A56110, 5.50%, 12/1/36	262	294

Pool #A57604, 5.00%, 3/1/37	419	465

Pool #A58718, 5.50%, 3/1/37	36	41

Pool #A59081, 5.50%, 4/1/37	412	462

Pool #A60942, 5.00%, 5/1/37	134	149

Pool #A61560, 5.50%, 10/1/36	679	767

Pool #A61573, 5.00%, 9/1/34	1,270	1,432

Pool #A61597, 5.50%, 12/1/35	83	94

Pool #A64474, 5.50%, 9/1/37	38	42

Pool #A67116, 7.00%, 10/1/37	32	39

Pool #A68761, 5.50%, 9/1/37	140	157

Pool #A69169, 4.50%, 12/1/37	171	186

Pool #A69303, 6.00%, 11/1/37	61	70

Pool #A73778, 5.00%, 2/1/38	190	210

Pool #A74134, 7.00%, 2/1/38	58	68

Pool #A78507, 5.00%, 6/1/38	820	917

Pool #A81606, 6.00%, 9/1/38	45	51

Pool #A81856, 7.00%, 9/1/38	9	9

Pool #A83008, 5.50%, 11/1/38	759	861

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #A84432, 4.50%, 2/1/39	$127	$138

Pool #A88476, 4.50%, 9/1/39	2,874	3,181

Pool #A88566, 5.00%, 9/1/39	1,459	1,633

Pool #A89346, 4.50%, 10/1/39	1,757	1,917

Pool #A90749, 4.50%, 1/1/40	1,336	1,480

Pool #A91541, 5.00%, 3/1/40	435	486

Pool #A91626, 4.50%, 3/1/40	861	960

Pool #A91942, 4.50%, 4/1/40	603	667

Pool #A94672, 4.50%, 10/1/40	870	951

Pool #A96296, 4.00%, 1/1/41	963	1,041

Pool #A96310, 4.00%, 1/1/41	652	702

Pool #A96995, 4.00%, 2/1/41	1,687	1,808

Pool #A97443, 4.50%, 3/1/41	733	800

Pool #B10630, 4.50%, 11/1/18	172	181

Pool #B17658, 4.50%, 1/1/20	5	5

Pool #B18502, 5.50%, 6/1/20	14	15

Pool #B18931, 4.50%, 3/1/20	18	19

Pool #C03457, 4.50%, 2/1/40	565	617

Pool #C03812, 3.50%, 4/1/42	1,066	1,133

Pool #C03821, 3.50%, 4/1/42	2,499	2,623
Pool #C04268, 3.00%, 10/1/42	3,811	3,898

Pool #C09004, 3.50%, 7/1/42	720	756

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #C09042, 3.50%, 5/1/43	$950	$997

Pool #C09063, 4.00%, 9/1/44	929	993

Pool #C09066, 3.50%, 10/1/44	1,236	1,297

Pool #C91009, 5.00%, 11/1/26	32	35

Pool #C91247, 5.00%, 4/1/29	225	249

Pool #C91354, 4.00%, 1/1/31	885	953

Pool #C91370, 4.50%, 5/1/31	508	556

Pool #C91388, 3.50%, 2/1/32	500	528

Pool #C91402, 4.00%, 10/1/31	782	844

Pool #C91408, 3.50%, 11/1/31	513	542

Pool #C91485, 3.50%, 8/1/32	760	803

Pool #C91811, 4.00%, 1/1/35	297	320

Pool #D97197, 5.00%, 2/1/27	10	11

Pool #D97564, 5.00%, 1/1/28	190	210

Pool #D98301, 4.50%, 7/1/29	58	63

Pool #D99094, 3.00%, 3/1/32	495	512

Pool #E03033, 3.00%, 2/1/27	1,133	1,188

Pool #E04044, 3.50%, 8/1/27	1,720	1,829

Pool #E04072, 2.50%, 8/1/27	479	493

Pool #E99030, 4.50%, 9/1/18	168	176

Pool #G01907, 4.50%, 8/1/34	70	76

Pool #G01974, 5.00%, 12/1/35	673	748

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #G02064, 5.00%, 2/1/36	$309	$344

Pool #G02069, 5.50%, 3/1/36	53	59

Pool #G02386, 6.00%, 11/1/36	542	619

Pool #G02391, 6.00%, 11/1/36	16	18

Pool #G02540, 5.00%, 11/1/34	122	137

Pool #G02649, 6.00%, 1/1/37	18	20

Pool #G02702, 6.50%, 1/1/37	70	81

Pool #G02789, 6.00%, 4/1/37	1,723	1,960

Pool #G02911, 6.00%, 4/1/37	39	44

Pool #G02973, 6.00%, 6/1/37	66	75

Pool #G03121, 5.00%, 6/1/36	274	304

Pool #G03134, 5.50%, 8/1/36	105	118

Pool #G03176, 5.00%, 8/1/37	95	105

Pool #G03218, 6.00%, 9/1/37	66	75

Pool #G03351, 6.00%, 9/1/37	140	160

Pool #G03513, 6.00%, 11/1/37	162	185

Pool #G03600, 7.00%, 11/1/37	67	78

Pool #G03737, 6.50%, 11/1/37	1,117	1,299

Pool #G03992, 6.00%, 3/1/38	171	194

Pool #G04287, 5.00%, 5/1/38	310	343

Pool #G04459, 5.50%, 6/1/38	246	276

Pool #G04611, 6.00%, 7/1/38	451	514

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #G04650, 6.50%, 9/1/38	$341	$391

Pool #G04817, 5.00%, 9/1/38	166	184

Pool #G05082, 5.00%, 3/1/38	379	421

Pool #G05167, 4.50%, 2/1/39	436	475

Pool #G05457, 4.50%, 5/1/39	2,223	2,459

Pool #G05725, 4.50%, 11/1/39	787	877

Pool #G05733, 5.00%, 11/1/39	678	759

Pool #G05870, 4.50%, 4/1/40	911	1,009

Pool #G05876, 4.50%, 4/1/40	2,341	2,617

Pool #G05971, 5.50%, 8/1/40	2,283	2,572

Pool #G06020, 5.50%, 12/1/39	1,933	2,167

Pool #G06767, 5.00%, 10/1/41	1,421	1,583

Pool #G06947, 6.00%, 5/1/40	507	576

Pool #G07030, 4.00%, 6/1/42	3,980	4,315

Pool #G07098, 3.50%, 7/1/42	1,412	1,482

Pool #G07152, 4.00%, 6/1/42	3,380	3,619

Pool #G07171, 4.00%, 8/1/42	1,684	1,815

Pool #G07445, 2.50%, 7/1/43	915	903

Pool #G07787, 4.00%, 8/1/44	5,603	6,056

Pool #G07924, 3.50%, 1/1/45	1,483	1,565

Pool #G08189, 7.00%, 3/1/37	38	46

Pool #G08192, 5.50%, 4/1/37	116	131

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #G08341, 5.00%, 4/1/39	$2,178	$2,412

Pool #G08477, 3.50%, 2/1/42	1,319	1,385

Pool #G08537, 3.00%, 7/1/43	3,447	3,523

Pool #G08554, 3.50%, 10/1/43	1,841	1,931

Pool #G08624, 4.00%, 1/1/45	2,981	3,187

Pool #G08632, 3/1/45 (8)	2,992	3,139

Pool #G11776, 4.50%, 9/1/20	38	40

Pool #G12571, 4.00%, 1/1/22	129	137

Pool #G12673, 5.00%, 9/1/21	92	98

Pool #G12837, 4.50%, 4/1/22	129	136

Pool #G12868, 5.00%, 11/1/22	175	190

Pool #G12869, 5.00%, 9/1/22	154	166

Pool #G13136, 4.50%, 5/1/23	185	198

Pool #G13151, 6.00%, 3/1/23	170	187

Pool #G13201, 4.50%, 7/1/23	102	110

Pool #G13433, 5.50%, 1/1/24	137	151

Pool #G14168, 5.50%, 12/1/24	241	262

Pool #G14239, 4.00%, 9/1/26	3,139	3,346

Pool #G14554, 4.50%, 7/1/26	393	418

Pool #G14891, 3.00%, 10/1/28	738	777

Pool #G15089, 2.50%, 11/1/28	1,232	1,267

Pool #G15134, 3.00%, 5/1/29	470	495

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #G18220, 6.00%, 11/1/22	$19	$21

Pool #G18438, 2.50%, 6/1/27	642	660

Pool #G18442, 3.50%, 8/1/27	1,218	1,295

Pool #G30327, 4.50%, 1/1/27	33	35

Pool #J00991, 4.00%, 1/1/21	49	52

Pool #J02541, 4.00%, 9/1/20	34	36

Pool #J03041, 6.00%, 7/1/21	51	55

Pool #J03736, 5.50%, 11/1/21	66	72

Pool #J05307, 4.50%, 8/1/22	17	18

Pool #J06175, 5.00%, 5/1/21	24	25

Pool #J06465, 6.00%, 11/1/22	16	17

Pool #J06476, 5.50%, 11/1/22	46	51

Pool #J08098, 5.50%, 6/1/23	44	47

Pool #J08202, 5.00%, 7/1/23	51	55

Pool #J08454, 5.00%, 8/1/23	103	111

Pool #J08913, 5.50%, 10/1/23	49	54

Pool #J09148, 5.00%, 12/1/23	62	65

Pool #J09305, 5.00%, 2/1/24	144	156

Pool #J09463, 5.00%, 3/1/24	67	70

Pool #J11136, 4.00%, 11/1/24	103	110

Pool #J12098, 4.50%, 4/1/25	769	829

Pool #J14808, 3.50%, 3/1/26	1,277	1,365

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #J17055, 3.00%, 11/1/26	$571	$599

Pool #J17232, 3.00%, 11/1/26	617	648

Pool #J17932, 3.00%, 3/1/27	1,075	1,129

Pool #J20834, 2.50%, 10/1/27	1,122	1,153

Pool #J21601, 2.50%, 12/1/27	4,314	4,432

Pool #J22069, 2.50%, 1/1/28	264	271

Pool #J22986, 2.50%, 3/1/28	2,230	2,292

Pool #K90071, 3.00%, 2/1/33	1,751	1,811

Pool #K90641, 3.50%, 6/1/33	260	274

Pool #K90791, 3.00%, 7/1/33	696	722

Pool #K91490, 3.50%, 1/1/34	1,408	1,485

Pool #Q02211, 4.50%, 7/1/41	905	1,000

Pool #Q02605, 4.50%, 8/1/41	2,449	2,676

Pool #Q03085, 4.00%, 9/1/41	522	560

Pool #Q04649, 3.50%, 11/1/41	527	553

Pool #Q08894, 3.50%, 6/1/42	1,184	1,250

Pool #Q09009, 4.00%, 6/1/42	3,082	3,321

Pool #Q10389, 3.50%, 8/1/42	2,036	2,155

Pool #Q10438, 3.50%, 8/1/42	1,987	2,088

Pool #Q14324, 3.00%, 1/1/43	1,948	1,993

Pool #Q14676, 3.00%, 1/1/43	1,294	1,323

Pool #Q15843, 3.00%, 2/1/43	625	639

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Freddie Mac Gold – 6.3% – continued

Pool #Q18339, 3.00%, 5/1/43	$570	$584

Pool #Q19697, 3.00%, 6/1/43	1,374	1,404

Pool #Q19909, 3.00%, 7/1/43	1,185	1,211

Pool #Q20550, 3.00%, 8/1/43	1,855	1,896

Pool #Q21320, 3.50%, 8/1/43	968	1,015

Pool #Q24954, 4.00%, 2/1/44	1,408	1,522

Pool #Q27352, 3.50%, 7/1/44	4,313	4,536

Pool #Q27353, 4.00%, 7/1/44	4,141	4,463

Pool #Q29640, 11/1/44 (8)	993	1,071

Pool #V80003, 3.00%, 4/1/43	2,623	2,690

Pool #V80004, 3.00%, 4/1/43	725	742

Pool #V80058, 3.00%, 5/1/43	1,184	1,212
		173,227

Government National Mortgage Association – 2.2%

Pool TBA, 4/15/45 (8)	19,600	20,623
4/15/45 (8)	15,300	16,624
4/15/45 (8)	9,675	9,962
4/15/45 (8)	5,514	5,875
4/15/45 (8)	3,500	3,686
4/15/45 (8)	3,000	3,088
		59,858

Government National Mortgage Association I – 1.4%

Pool #510835, 5.50%, 2/15/35	62	70

Pool #597889, 5.50%, 6/15/33	231	264

Pool #614169, 5.00%, 7/15/33	102	115

Pool #616879, 3.50%, 2/15/42	881	942

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Government National Mortgage Association I – 1.4% – continued

Pool #617739, 6.00%, 10/15/37	$29	$34

Pool #634431, 6.00%, 9/15/34	32	37

Pool #641416, 5.50%, 4/15/35	207	236

Pool #646341, 6.00%, 11/15/36	74	85

Pool #648538, 5.00%, 12/15/35	189	211

Pool #651753, 5.50%, 3/15/36	35	40

Pool #658560, 6.50%, 8/15/36	104	119

Pool #675211, 6.50%, 3/15/38	43	49

Pool #675484, 5.50%, 6/15/38	171	193

Pool #676360, 6.50%, 10/15/37	28	32

Pool #682899, 6.00%, 9/15/40	388	442

Pool #687824, 5.50%, 8/15/38	257	290

Pool #687900, 5.00%, 9/15/38	211	235

Pool #687901, 5.00%, 9/15/38	211	236

Pool #688461, 6.00%, 5/15/38	252	287

Pool #692309, 6.00%, 1/15/39	129	147

Pool #697645, 5.50%, 10/15/38	94	106

Pool #698236, 5.00%, 6/15/39	782	874

Pool #698336, 4.50%, 5/15/39	935	1,034

Pool #699277, 6.00%, 9/15/38	73	84

Pool #700918, 5.50%, 11/15/38	349	395

Pool #700972, 5.50%, 11/15/38	102	115

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Government National Mortgage Association I – 1.4% – continued

Pool #701196, 6.00%, 10/15/38	$102	$116

Pool #703677, 5.50%, 6/15/39	228	257

Pool #704185, 5.50%, 1/15/39	93	105

Pool #717175, 4.50%, 6/15/39	988	1,107

Pool #719262, 5.00%, 8/15/40	377	428

Pool #720202, 4.50%, 7/15/39	644	719

Pool #723231, 4.00%, 10/15/39	502	539

Pool #723339, 5.00%, 9/15/39	381	432

Pool #726085, 4.00%, 11/15/24	315	337

Pool #728629, 4.50%, 1/15/40	1,413	1,582

Pool #733663, 4.50%, 5/15/40	2,762	3,058

Pool #737286, 4.50%, 5/15/40	1,036	1,159

Pool #737416, 3.50%, 9/15/25	261	278

Pool #738134, 3.50%, 4/15/26	471	503

Pool #738247, 4.50%, 4/15/41	527	583

Pool #745215, 4.00%, 7/15/25	265	281

Pool #747643, 4.50%, 8/15/40	2,091	2,311

Pool #760874, 3.50%, 2/15/26	366	391

Pool #768800, 4.50%, 6/15/41	298	330

Pool #773939, 4.00%, 11/15/41	1,144	1,258

Pool #778957, 3.50%, 3/15/42	1,135	1,215

Pool #781939, 6.00%, 7/15/34	466	543

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Government National Mortgage Association I – 1.4% – continued

Pool #782131, 5.50%, 12/15/36	$127	$144

Pool #782150, 5.50%, 4/15/37	140	158

Pool #782259, 5.00%, 2/15/36	250	281

Pool #782272, 5.50%, 2/15/38	272	307

Pool #782498, 6.00%, 12/15/38	139	158

Pool #782565, 5.00%, 2/15/39	2,912	3,265

Pool #782584, 5.00%, 3/15/39	246	274

Pool #782675, 4.50%, 6/15/24	220	241

Pool #782696, 5.00%, 6/15/39	672	757

Pool #782831, 6.00%, 12/15/39	90	102

Pool #783176, 4.00%, 11/15/40	1,441	1,552

Pool #783467, 4.00%, 10/15/41	4,768	5,134

Pool #AA6089, 3.00%, 2/15/43	691	718

Pool #AB2891, 3.00%, 9/15/42	514	530

Pool #AD8781, 3.00%, 3/15/43	609	632

Pool #AD9016, 3.00%, 4/15/43	836	862
		39,319

Government National Mortgage Association II – 4.1%

Pool #3570, 6.00%, 6/20/34	98	113

Pool #3665, 5.50%, 1/20/35	289	328

Pool #3852, 6.00%, 5/20/36	50	57

Pool #3879, 6.00%, 7/20/36	162	184

Pool #3910, 6.00%, 10/20/36	83	95

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Government National Mortgage Association II – 4.1% – continued

Pool #3994, 5.00%, 6/20/37	$58	$64

Pool #4018, 6.50%, 8/20/37	183	212

Pool #4026, 5.00%, 9/20/37	80	88

Pool #4027, 5.50%, 9/20/37	48	54

Pool #4040, 6.50%, 10/20/37	37	43

Pool #4098, 5.50%, 3/20/38	250	283

Pool #4116, 6.50%, 4/20/38	84	97

Pool #4170, 6.00%, 6/20/38	197	223

Pool #4194, 5.50%, 7/20/38	493	554

Pool #4243, 5.00%, 9/20/38	130	143

Pool #4244, 5.50%, 9/20/38	134	151

Pool #4245, 6.00%, 9/20/38	79	90

Pool #4269, 6.50%, 10/20/38	96	112

Pool #4290, 5.50%, 11/20/38	94	107

Pool #4344, 6.00%, 1/20/39	163	185

Pool #4345, 6.50%, 1/20/39	107	122

Pool #4425, 5.50%, 4/20/39	276	313

Pool #4559, 5.00%, 10/20/39	729	818

Pool #4561, 6.00%, 10/20/39	341	392

Pool #4617, 4.50%, 1/20/40	202	221

Pool #4619, 5.50%, 1/20/40	651	737

Pool #4713, 4.50%, 6/20/40	616	674

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Government National Mortgage Association II – 4.1% – continued

Pool #4747, 5.00%, 7/20/40	$543	$609

Pool #4881, 3.50%, 12/20/40	1,911	2,016

Pool #4882, 4.00%, 12/20/40	4,618	4,958

Pool #4923, 4.50%, 1/20/41	454	496

Pool #5050, 4.00%, 5/20/26	412	438

Pool #5081, 4.00%, 6/20/41	805	864

Pool #5082, 4.50%, 6/20/41	843	920

Pool #5083, 5.00%, 6/20/41	3,306	3,709

Pool #5114, 4.00%, 7/20/41	3,213	3,450

Pool #5141, 5.00%, 8/20/41	448	502

Pool #5175, 4.50%, 9/20/41	433	472

Pool #5176, 5.00%, 9/20/41	2,085	2,338

Pool #5202, 3.50%, 10/20/41	1,102	1,163

Pool #5203, 4.00%, 10/20/41	738	793

Pool #5232, 3.50%, 11/20/41	624	659

Pool #5264, 5.50%, 12/20/41	59	67

Pool #5280, 4.00%, 1/20/42	809	869

Pool #5304, 3.50%, 2/20/42	771	813

Pool #5317, 5.50%, 2/20/42	383	428

Pool #5326, 3.00%, 3/20/27	1,087	1,146

Pool #5331, 3.50%, 3/20/42	1,254	1,323

Pool #654804, 6.00%, 5/20/36	188	215

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Government National Mortgage Association II – 4.1% – continued

Pool #737602, 4.00%, 11/20/40	$662	$721

Pool #752757, 4.50%, 11/20/40	962	1,067

Pool #755677, 4.00%, 12/20/40	603	653

Pool #766711, 4.00%, 5/20/42	2,449	2,663

Pool #782433, 6.00%, 10/20/38	294	337

Pool #82579, 3.50%, 7/20/40	357	375

Pool #82737, 3.00%, 2/20/41	447	467

Pool #82960, 3.50%, 10/20/41	178	186

Pool #AA5970, 3.00%, 1/20/43	2,232	2,310

Pool #AA6054, 3.00%, 2/20/43	3,076	3,190

Pool #AA6149, 3.00%, 3/20/43	2,234	2,311

Pool #AA6160, 3.50%, 3/20/43	909	965

Pool #AA6243, 3.50%, 4/20/43	350	372

Pool #AB9443, 3.50%, 11/20/42	1,488	1,578

Pool #AD1755, 3.50%, 2/20/43	1,364	1,447

Pool #AD8825, 3.50%, 3/20/43	849	901

Pool #AF5097, 4.00%, 8/20/43	2,663	2,886

Pool #AJ0645, 3.50%, 7/20/44	715	759

Pool #AJ3643, 4.00%, 10/20/44	1,488	1,613

Pool #AK6867, 3.50%, 1/20/45	4,249	4,511

Pool #MA0022, 3.50%, 4/20/42	1,270	1,340

Pool #MA0088, 3.50%, 5/20/42	2,836	2,993

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Government National Mortgage Association II – 4.1% – continued

Pool #MA0220, 3.50%, 7/20/42	$1,455	$1,535

Pool #MA0318, 3.50%, 8/20/42	2,645	2,791

Pool #MA0321, 5.00%, 8/20/42	818	908

Pool #MA0391, 3.00%, 9/20/42	5,057	5,218

Pool #MA0392, 3.50%, 9/20/42	1,106	1,168

Pool #MA0933, 3.00%, 4/20/43	2,128	2,196

Pool #MA0934, 3.50%, 4/20/43	803	847

Pool #MA1011, 3.00%, 5/20/43	2,053	2,118

Pool #MA1012, 3.50%, 5/20/43	1,964	2,072

Pool #MA1064, 2.50%, 6/20/28	1,255	1,294

Pool #MA1089, 3.00%, 6/20/43	2,196	2,266

Pool #MA1224, 3.50%, 8/20/43	1,859	1,962

Pool #MA1242, 2.00%, 8/20/43	519	533

Pool #MA1285, 3.50%, 9/20/43	1,045	1,103

Pool #MA1839, 4.00%, 4/20/44	801	854

Pool #MA1851, 2.50%, 4/20/44	260	268

Pool #MA1920, 4.00%, 5/20/44	895	955

Pool #MA2224, 4.00%, 9/20/44	5,064	5,426

Pool #MA2304, 4.00%, 10/20/44	4,811	5,157

Pool #MA2444, 3.00%, 12/20/44	495	511

Pool #MA2521, 3.50%, 1/20/45	2,486	2,620

Pool #MA2522, 4.00%, 1/20/45	986	1,058

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 32.7% (7) – continued

Government National Mortgage Association II – 4.1% – continued

Pool #MA2677, 3.00%, 3/20/45	$998	$1,030
		112,243
Tennessee Valley Authority – 0.1%
5.50%, 7/18/17	600	662
5.25%, 9/15/39	1,650	2,160
		2,822
Total U.S. Government Agencies
(Cost $870,244)		893,005

U.S. GOVERNMENT OBLIGATIONS – 36.2%

U.S. Treasury Bonds – 6.2%
8.75%, 8/15/20	450	621
8.00%, 11/15/21	1,125	1,572
7.13%, 2/15/23	2,000	2,798
6.25%, 8/15/23	11,550	15,577
7.63%, 2/15/25	165	251
6.00%, 2/15/26	11,750	16,368
6.13%, 11/15/27	9,000	13,032
6.25%, 5/15/30	6,000	9,120
5.38%, 2/15/31	4,000	5,684
4.50%, 2/15/36	475	647
4.75%, 2/15/37	6,240	8,781
5.00%, 5/15/37	2,235	3,249
4.38%, 2/15/38	3,890	5,210
4.50%, 5/15/38	1,700	2,314
3.50%, 2/15/39	6,000	7,104
4.25%, 5/15/39	9,250	12,214
4.50%, 8/15/39	8,000	10,951
4.38%, 11/15/39	7,000	9,429
4.63%, 2/15/40	5,250	7,328
4.38%, 5/15/40	1,000	1,351
3.88%, 8/15/40	5,000	6,294
3.75%, 8/15/41	4,000	4,971
3.13%, 2/15/42	2,000	2,236
2.75%, 8/15/42	2,500	2,602
3.38%, 5/15/44	5,000	5,857
3.00%, 11/15/44	12,000	13,149
		168,710
U.S. Treasury Notes – 30.0%
0.25%, 12/15/15	25,000	25,006
2.13%, 12/31/15	5,000	5,070
2.13%, 2/29/16	5,000	5,084

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 36.2% – continued

U.S. Treasury Notes – 30.0% – continued
0.38%, 3/15/16	$25,000	$25,025
5.13%, 5/15/16	3,000	3,160
3.25%, 6/30/16	10,000	10,359
0.63%, 7/15/16	10,000	10,030
1.50%, 7/31/16	5,000	5,073
1.00%, 8/31/16	10,000	10,083
1.00%, 9/30/16	25,000	25,215
1.00%, 10/31/16	5,000	5,044
4.63%, 11/15/16	2,600	2,776
0.50%, 11/30/16	15,000	15,007
0.88%, 11/30/16	30,000	30,204
0.63%, 12/31/16	15,000	15,036
0.88%, 1/31/17	20,000	20,131
4.63%, 2/15/17	500	538
1.00%, 3/31/17	12,000	12,100
3.13%, 4/30/17	7,000	7,366
4.50%, 5/15/17	1,850	2,002
0.63%, 5/31/17	15,000	15,001
0.88%, 6/15/17	15,000	15,079
0.88%, 7/15/17	10,000	10,050
4.75%, 8/15/17	2,400	2,630
0.63%, 8/31/17	5,000	4,991
1.00%, 9/15/17	30,000	30,206
0.63%, 9/30/17	7,000	6,982
4.25%, 11/15/17	2,950	3,216
0.75%, 12/31/17	10,000	9,981
0.88%, 1/15/18	25,000	25,025
0.88%, 1/31/18	10,000	10,009
3.50%, 2/15/18	6,250	6,719
0.75%, 2/28/18	5,000	4,984
3.88%, 5/15/18	3,300	3,599
1.38%, 6/30/18	2,600	2,632
1.38%, 7/31/18	10,000	10,116
4.00%, 8/15/18	10,290	11,322
1.50%, 8/31/18	6,500	6,600
3.75%, 11/15/18	2,300	2,517
1.50%, 12/31/18	10,000	10,133
2.75%, 2/15/19	18,000	19,073
1.38%, 2/28/19	4,000	4,030
1.50%, 2/28/19	5,000	5,062
1.63%, 4/30/19	10,000	10,166
1.63%, 6/30/19	10,000	10,156
0.88%, 7/31/19	2,000	1,968
1.63%, 7/31/19	10,000	10,150

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 36.2% – continued

U.S. Treasury Notes – 30.0% – continued
3.63%, 8/15/19	$18,000	$19,796
1.75%, 9/30/19	60,000	61,144
3.38%, 11/15/19	16,000	17,471
1.63%, 12/31/19	5,000	5,064
3.63%, 2/15/20	5,000	5,540
1.13%, 4/30/20	4,000	3,948
3.50%, 5/15/20	5,000	5,517
1.38%, 5/31/20	15,000	14,973
2.63%, 8/15/20	3,000	3,179
2.63%, 11/15/20	3,000	3,178
3.63%, 2/15/21	12,000	13,395
2.13%, 6/30/21	1,740	1,791
2.13%, 8/15/21	36,000	37,055
1.63%, 8/15/22	19,000	18,847
2.75%, 11/15/23	5,000	5,362
2.75%, 2/15/24	10,000	10,717
2.50%, 5/15/24	10,000	10,505
2.38%, 8/15/24	31,000	32,225
2.25%, 11/15/24	43,000	44,206
2.00%, 2/15/25	17,000	17,108
		817,727
Total U.S. Government Obligations
(Cost $942,535)		986,437

MUNICIPAL BONDS – 0.9%

Arizona – 0.0%

Phoenix Taxable G.O. Unlimited Bonds, Series A, Build America Bonds, 5.27%, 7/1/34	100	121

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Build America Bonds, 4.84%, 1/1/41	110	135
		256

California – 0.3%

Bay Area Toll Authority Bridge Revenue Bonds, Series F-2, Build America Bonds, 6.26%, 4/1/49	425	612

Bay Area Toll Authority Bridge Revenue Bonds, Series S1, Build America Bonds, 7.04%, 4/1/50	150	225

Bay Area Toll Authority Bridge TRB, Series S3, Build America Bonds, 6.91%, 10/1/50	150	223

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

California – 0.3% – continued

California State G.O. Unlimited Bonds, Build America Bonds, 7.70%, 11/1/30	$135	$170
7.30%, 10/1/39	920	1,371
7.60%, 11/1/40	400	642

California State Public Works Board Lease Revenue Bonds, Series G-2, Build America Bonds, 8.36%, 10/1/34	50	75

California State Taxable G.O. Unlimited Bonds, Build America Bonds, 7.63%, 3/1/40	405	630

California State Various Purpose Taxable G.O. Unlimited Bonds, 6.20%, 3/1/19	200	232

California State Various Purpose Taxable G.O. Unlimited Bonds, Build America Bonds, 7.55%, 4/1/39	585	913

East Bay Municipal Utility District Water System Revenue Bonds, Build America Bonds, 5.87%, 6/1/40	300	404

Los Angeles Community College District G.O. Unlimited Bonds, Build America Bonds, 6.75%, 8/1/49	150	227

Los Angeles Department of Airports Direct Pay TRB, Build America Bonds, 6.58%, 5/15/39	250	335

Los Angeles Unified School District G.O. Unlimited Bonds, Build America Bonds, 6.76%, 7/1/34	290	404

Los Angeles Unified School District Taxable G.O. Unlimited Bonds, Series KR, Build America Bonds, 5.75%, 7/1/34	335	429

Metropolitan Water District of Southern California TRB, Issuer Subseries A, Build America Bonds, 6.95%, 7/1/40	100	121

San Diego County Water Authority Financing Agency Revenue Bonds, Series B, Build America Bonds, 6.14%, 5/1/49	100	139

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Build America Bonds, 6.95%, 11/1/50	75	112

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

California – 0.3% – continued

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Series B, Build America Bonds, 6.00%, 11/1/40	$300	$391

University of California Revenue Bonds, Build America Bonds, 5.95%, 5/15/45	150	193

University of California Revenue Bonds, Build America Bonds, Regents University, 6.27%, 5/15/31	200	228
		8,076

Colorado – 0.0%

Denver City & County G.O. Unlimited Bonds, Build America Bonds, 5.65%, 8/1/30	250	292

Denver City & County School District No. 1 Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (State Aid Withholding), 5.66%, 12/1/33	50	62
		354

Connecticut – 0.0%

Connecticut State G.O. Unlimited Bonds, Build America Bonds, 5.63%, 12/1/29	165	201

Connecticut State G.O. Unlimited Bonds, Series A, 5.85%, 3/15/32	300	382
		583

District of Columbia – 0.0%

District of Columbia Income Tax Secured Revenue Bonds, Series E, Build America Bonds, 5.59%, 12/1/34	30	38

Florida – 0.0%

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, 2.11%, 7/1/18	500	505

Georgia – 0.0%

Municipal Electric Authority of Georgia Plant Vogtle Units TRB, Build America Bonds, 6.64%, 4/1/57	70	92

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

Georgia – 0.0% – continued
6.66%, 4/1/57	$100	$131
7.06%, 4/1/57	300	356
		579

Illinois – 0.1%

Chicago Board of Education G.O. Unlimited Bonds, Qualified School Construction Bonds, 6.32%, 11/1/29	160	164

Chicago Taxable G.O. Unlimited Bonds, Project C1, 7.78%, 1/1/35	100	117

Chicago Transit Authority Sales & Transfer Tax Receipts Pension Funding TRB, Series A, 6.90%, 12/1/40	300	387

Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series B, Build America Bonds, 6.20%, 12/1/40	140	168

Illinois State Taxable G.O. Unlimited Bonds, Build America Bonds, 6.63%, 2/1/35	750	854

Illinois State Taxable G.O. Unlimited Bonds, 5.67%, 3/1/18	300	331

Illinois State Taxable Pension G.O. Unlimited Bonds, 5.10%, 6/1/33	705	717
		2,738

Massachusetts – 0.0%

Massachusetts State G.O. Limited Bonds, Series D, Build America Bonds, 4.50%, 8/1/31	250	280

Massachusetts State School Building Authority Sales TRB, Build America Bonds, 5.72%, 8/15/39	100	128
		408

Mississippi – 0.0%

Mississippi State Taxable G.O. Unlimited Bonds, Series F, Build America Bonds, 5.25%, 11/1/34	100	119

Nevada – 0.1%

Clark County Airport Revenue Bonds, Series B, Build America Bonds, 6.88%, 7/1/42	355	412

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

Nevada – 0.1% – continued

Clark County Airport System TRB, Series C, Build America Bonds, 6.82%, 7/1/45	$200	$294
		706

New Jersey – 0.1%

New Jersey State Economic Development Authority Lease Revenue Bonds, Series A (NATL-RE Insured), 7.43%, 2/15/29	100	126

New Jersey State Economic Development Authority Lease Revenue Bonds, Series B (AGM Insured), 3.33%, 2/15/24 (6)	250	177

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, Build America Bonds, 6.56%, 12/15/40	200	256

New Jersey State Transportation Trust Fund Authority TRB, Series C, Build America Bonds, 6.10%, 12/15/28	300	334

New Jersey State Turnpike Authority TRB, Series A, Build America Bonds, 7.10%, 1/1/41	425	624

New Jersey State Turnpike Authority TRB, Series F, Build America Bonds, 7.41%, 1/1/40	125	188

Rutgers State University TRB, Series H, Build America Bonds (G.O. of University Insured), 5.67%, 5/1/40	145	186
		1,891

New York – 0.1%

Metropolitan Transportation Authority Dedicated Fund TRB, Build America Bonds, 7.34%, 11/15/39	75	117

Metropolitan Transportation Authority TRB, Build America Bonds, 6.69%, 11/15/40	100	141

Metropolitan Transportation Authority TRB, Series E, Build America Bonds, 6.81%, 11/15/40	60	85

New York City G.O. Unlimited Bonds, Build America Bonds, 5.52%, 10/1/37	100	125

New York City G.O. Unlimited Bonds, Series H-1, Build America Bonds, 5.85%, 6/1/40	85	111

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

New York – 0.1% – continued

New York City Municipal Finance Authority Water & Sewer System Revenue Bonds, Build America Bonds, 5.75%, 6/15/41	$200	$266
5.72%, 6/15/42	250	330

New York City Taxable G.O. Unlimited Bonds, Series F-1, Build America Bonds, 6.65%, 12/1/31	225	269

New York City Transitional Finance Authority TRB, Build America Bonds, Future Tax Secured, 5.77%, 8/1/36	300	379

New York State Dormitory Authority Personal Income TRB, Build America Bonds, 5.60%, 3/15/40	250	323

New York State Dormitory Authority Personal Income TRB, Series F, Build America Bonds, 5.63%, 3/15/39	75	95

New York State Urban Development Corp. TRB, Build America Bonds, 5.77%, 3/15/39	100	124

Port Authority of New York & New Jersey Consolidated 160th TRB (G.O. of Authority Insured), 5.65%, 11/1/40	200	256

Port Authority of New York & New Jersey Consolidated 164th TRB (G.O. of Authority Insured), 5.65%, 11/1/40	350	448

Port Authority of New York & New Jersey Consolidated 168th Revenue Bonds (G.O. of Authority Insured), 4.93%, 10/1/51	250	299
		3,368

Ohio – 0.1%

American Municipal Power-Ohio, Inc. Revenue Bonds, Issuer Subseries B, Build America Bonds, 6.45%, 2/15/44	200	265

American Municipal Power-Ohio, Inc. TRB, Series B, Build America Bonds, Combined Hydroelectric Projects, 8.08%, 2/15/50	300	485

North East Regional Sewer District Improvement TRB, Build America Bonds, 6.04%, 11/15/40	145	168

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

Ohio – 0.1% – continued

Ohio State University TRB, Series A, 4.80%, 6/1/11 (1)	$200	$223

Ohio State University TRB, Series C, Build America Bonds, 4.91%, 6/1/40	190	232

Ohio State Water Quality Development Authority Pollution Control TRB, Series B-2, Loan Fund, 4.88%, 12/1/34	90	105
		1,478

Oregon – 0.0%

Oregon State Department of Transportation Highway User TRB, Series A, Sub Lien, Build America Bonds, 5.83%, 11/15/34	200	264

Pennsylvania – 0.0%

State Public School Building Authority TRB, Series A, Qualified School Construction Bonds, 5.00%, 9/15/27	200	220

Tennessee – 0.0%

Metropolitan Government of Nashville & Davidson County Convention Center Authority Subordinate TRB, Series B, Build America Bonds, 6.73%, 7/1/43	100	134

Texas – 0.1%

Dallas Area Rapid Transit Sales TRB, Build America Bonds, 5.02%, 12/1/48	180	224

Dallas Independent School District Taxable G.O. Unlimited Bonds, Series C, Build America Bonds (PSF Gtd.), 6.45%, 2/15/35	200	240

Houston Taxable G.O. Limited Refunding Pension Obligation Bonds, Series A, 6.29%, 3/1/32	290	367

North Texas Tollway Authority TRB, Series B, Build America Bonds, 6.72%, 1/1/49	125	186

San Antonio Electric & Gas Revenue Bonds, Build America Bonds, 5.99%, 2/1/39	200	272

Texas State Transportation Commission Taxable G.O. Unlimited Bonds, Build America Bonds, 5.52%, 4/1/39	200	267

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 0.9% – continued

Texas – 0.1% – continued

Texas State Transportation Commission TRB, Series B, First Tier, 5.18%, 4/1/30	$300	$364

University of Texas Revenue Bonds, Series C, Build America Bonds, 4.79%, 8/15/46	100	122

University of Texas Revenue Bonds, Series D, Build America Bonds, 5.13%, 8/15/42	190	240
		2,282

Utah – 0.0%

Utah State G.O. Unlimited Bonds, Series B, Build America Bonds, 3.54%, 7/1/25	95	102

Washington – 0.0%

Central Puget Sound Regional Transportation Authority Sales & Use TRB, Build America Bonds, 5.49%, 11/1/39	80	104

Washington State Convention Center Public Facilities District Revenue Bonds, Build America Bonds, 6.79%, 7/1/40	100	132

Washington State G.O. Unlimited Bonds, Series F, Build America Bonds, 5.14%, 8/1/40	100	125
		361
Total Municipal Bonds
(Cost $19,473)		24,462

	NUMBER OF SHARES	VALUE (000s)
OTHER – 0.0%

Escrow Lehman Brothers Holdings Capital Trust VII (9)(10)	50,000	$–
Total Other
(Cost $39)		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.6%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (11)	179,803,395	$179,803
Total Investment Companies
(Cost $179,803)		179,803

Total Investments – 106.1%
(Cost $2,777,613)		2,895,746

Liabilities less Other Assets – (6.1)%		(167,071)
NET ASSETS – 100.0%		$2,728,675

(1)	Century bond maturing in 2111.
(2)	Century bond maturing in 2114.
(3)	Century bond maturing in 2112.
(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(5)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of these restricted illiquid securities amounted to approximately $2,373,000 or 0.1% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)
Medtronic, Inc., 2.50%, 3/15/20	1/29/15-2/25/15	$1,024
Medtronic, Inc., 3.50%, 3/15/25	12/1/14	743
Medtronic, Inc., 4.63%, 3/15/45	1/14/15	557

(6)	Zero coupon bond reflects effective yield on the date of purchase.
(7)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(8)	When-Issued Security. Coupon rate is not in effect at March 31, 2015.
(9)	Level 3 asset that is worthless, bankrupt or has been delisted.
(10)	Issuer has defaulted on terms of debt obligation.
(11)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

BOND INDEX FUND continued	MARCH 31, 2015

At March 31, 2015, the quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Agency	20.1%
U.S. Treasury	39.3
AAA	3.7
AA	4.0
A	10.7
BBB	10.2
Not rated	5.8
Cash Equivalents	6.2

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–	$52,951	$–	$52,951
Corporate Bonds (1)	–	533,324	–	533,324
Foreign Issuer Bonds (1)	–	225,764	–	225,764
U.S. Government Agencies (1)	–	893,005	–	893,005
U.S. Government Obligations (1)	–	986,437	–	986,437
Municipal Bonds (1)	–	24,462	–	24,462
Investment Companies	179,803	–	–	179,803
Total Investments	$179,803	$2,715,943	$–	$2,895,746

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 95.5%

U.S. Treasury Bonds – 13.8%
6.88%, 8/15/25	$100	$147
6.00%, 2/15/26	125	174
6.50%, 11/15/26	75	110
6.38%, 8/15/27	115	169
6.13%, 11/15/27	75	109
5.50%, 8/15/28	150	209
5.25%, 11/15/28	100	137
6.25%, 5/15/30	175	266
5.38%, 2/15/31	200	284
4.50%, 2/15/36	150	204
4.75%, 2/15/37	125	176
5.00%, 5/15/37	100	145
4.38%, 2/15/38	150	201
4.50%, 5/15/38	95	129
3.50%, 2/15/39	160	189
4.25%, 5/15/39	200	264
4.50%, 8/15/39	225	308
4.38%, 11/15/39	150	202
4.63%, 2/15/40	375	523
4.38%, 5/15/40	240	324
3.88%, 8/15/40	250	315
4.25%, 11/15/40	100	133
4.75%, 2/15/41	255	366
4.38%, 5/15/41	190	259
3.75%, 8/15/41	155	193
3.13%, 11/15/41	275	307
3.13%, 2/15/42	150	168
3.00%, 5/15/42	95	104
2.75%, 8/15/42	320	333
2.75%, 11/15/42	465	483
3.13%, 2/15/43	405	452
2.88%, 5/15/43	625	666
3.63%, 8/15/43	525	642
3.75%, 11/15/43	600	750
3.63%, 2/15/44	500	611
3.38%, 5/15/44	650	761
3.13%, 8/15/44	625	700
3.00%, 11/15/44	575	630
2.50%, 2/15/45	400	396
		12,539

U.S. Treasury Notes – 81.7%
0.25%, 4/15/16	550	550

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 95.5% – continued

U.S. Treasury Notes – 81.7% – continued
0.25%, 5/15/16	$550	$550
0.38%, 5/31/16	850	850
1.75%, 5/31/16	300	305
0.50%, 6/15/16	500	501
0.50%, 6/30/16	1,000	1,002
0.63%, 7/15/16	1,000	1,003
0.50%, 7/31/16	500	501
1.50%, 7/31/16	650	659
0.63%, 8/15/16	250	251
4.88%, 8/15/16	400	425
0.50%, 8/31/16	500	501
1.00%, 8/31/16	250	252
3.00%, 8/31/16	300	311
0.88%, 9/15/16	500	503
0.50%, 9/30/16	750	751
1.00%, 9/30/16	325	328
3.00%, 9/30/16	700	727
0.63%, 10/15/16	475	476
0.38%, 10/31/16	500	499
1.00%, 10/31/16	250	252
3.13%, 10/31/16	200	208
0.63%, 11/15/16	500	501
0.50%, 11/30/16	500	500
0.88%, 11/30/16	600	604
2.75%, 11/30/16	400	415
0.63%, 12/15/16	500	501
0.63%, 12/31/16	250	251
0.88%, 12/31/16	600	604
3.25%, 12/31/16	300	314
0.75%, 1/15/17	450	452
0.50%, 1/31/17	250	250
0.88%, 1/31/17	250	252
3.13%, 1/31/17	550	576
0.63%, 2/15/17	500	501
0.50%, 2/28/17	750	750
0.88%, 2/28/17	650	654
3.00%, 2/28/17	250	262
0.75%, 3/15/17	400	402
0.50%, 3/31/17	500	499
3.25%, 3/31/17	500	527
0.88%, 4/30/17	1,000	1,006
0.88%, 5/15/17	600	603
0.63%, 5/31/17	600	600
2.75%, 5/31/17	450	471

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 95.5% – continued

U.S. Treasury Notes – 81.7% – continued
0.88%, 6/15/17	$500	$503
0.75%, 6/30/17	500	501
2.50%, 6/30/17	300	312
0.88%, 7/15/17	350	352
0.50%, 7/31/17	250	249
2.38%, 7/31/17	500	520
0.88%, 8/15/17	500	502
0.63%, 8/31/17	750	749
1.88%, 8/31/17	800	822
0.63%, 9/30/17	350	349
1.88%, 9/30/17	500	514
0.88%, 10/15/17	350	351
0.75%, 10/31/17	600	600
1.88%, 10/31/17	500	514
0.63%, 11/30/17	850	846
0.75%, 12/31/17	700	699
0.88%, 1/31/18	700	701
1.00%, 2/15/18	500	502
3.50%, 2/15/18	350	376
0.75%, 2/28/18	550	548
0.75%, 3/31/18	850	846
2.88%, 3/31/18	250	265
0.63%, 4/30/18	500	495
2.63%, 4/30/18	200	210
3.88%, 5/15/18	150	164
1.00%, 5/31/18	1,000	1,001
1.38%, 6/30/18	850	860
1.38%, 7/31/18	1,250	1,265
4.00%, 8/15/18	500	550
1.50%, 8/31/18	1,100	1,117
1.38%, 9/30/18	750	758
1.25%, 10/31/18	750	754
1.75%, 10/31/18	500	512
3.75%, 11/15/18	300	328
1.25%, 11/30/18	750	754
1.38%, 11/30/18	250	252
1.50%, 12/31/18	750	760
1.50%, 1/31/19	750	760
2.75%, 2/15/19	650	689
1.38%, 2/28/19	500	504
1.50%, 2/28/19	650	658
1.13%, 5/31/19	400	398
0.88%, 7/31/19	500	492
1.00%, 8/31/19	175	173

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 95.5% – continued

U.S. Treasury Notes – 81.7% – continued
1.63%, 8/31/19	$250	$254
1.00%, 9/30/19	125	123
1.25%, 10/31/19	250	249
1.50%, 10/31/19	390	393
1.00%, 11/30/19	160	158
1.13%, 12/31/19	260	258
1.25%, 1/31/20	500	497
1.38%, 1/31/20	350	350
3.63%, 2/15/20	500	554
1.25%, 2/29/20	350	348
1.38%, 2/29/20	500	500
1.13%, 3/31/20	250	247
1.38%, 3/31/20	500	500
1.13%, 4/30/20	500	493
3.50%, 5/15/20	350	386
1.38%, 5/31/20	200	200
2.00%, 7/31/20	200	206
2.63%, 8/15/20	500	530
2.13%, 8/31/20	335	346
2.00%, 9/30/20	400	411
1.75%, 10/31/20	500	507
2.63%, 11/15/20	825	874
2.00%, 11/30/20	500	513
2.38%, 12/31/20	400	418
2.13%, 1/31/21	450	464
3.63%, 2/15/21	500	558
2.00%, 2/28/21	525	538
2.25%, 3/31/21	250	260
2.25%, 4/30/21	200	208
3.13%, 5/15/21	475	517
2.00%, 5/31/21	350	358
2.13%, 6/30/21	350	360
2.25%, 7/31/21	475	493
2.13%, 8/15/21	500	515
2.00%, 8/31/21	500	511
2.13%, 9/30/21	450	463
2.00%, 10/31/21	400	408
2.00%, 11/15/21	525	537
1.88%, 11/30/21	550	557
2.13%, 12/31/21	475	489
1.50%, 1/31/22	300	296
2.00%, 2/15/22	425	434
1.75%, 2/28/22	500	501
1.75%, 3/31/22	400	401

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 95.5% – continued

U.S. Treasury Notes – 81.7% – continued

1.75%, 5/15/22	$375	$376

1.63%, 8/15/22	300	298

1.63%, 11/15/22	400	396

2.00%, 2/15/23	675	686

1.75%, 5/15/23	625	622

2.50%, 8/15/23	650	684

2.75%, 11/15/23	750	804

2.75%, 2/15/24	800	857

2.50%, 5/15/24	900	945

2.38%, 8/15/24	875	910

2.25%, 11/15/24	1,050	1,079

2.00%, 2/15/25	750	755
		74,570
Total U.S. Government Obligations
(Cost $84,300)		87,109

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.6%

Northern Institutional Funds - U.S. Government Portfolio, 0.01% (1)	2,381,402	$2,381
Total Investment Companies
(Cost $2,381)		2,381

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.5%

U.S. Treasury Bill, 0.09%, 4/2/15 (2)	$500	$500
Total Short-Term Investments
(Cost $500)		500

Total Investments – 98.6%
(Cost $87,181)		89,990

Other Assets less Liabilities – 1.4%		1,264
NET ASSETS – 100.0%		$91,254

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	Security pledged as collateral to cover margin requirements for open futures contracts.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
5-Year U.S. Treasury Note	27	$3,246	Long	6/15	$39

At March 31, 2015, the quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
U.S. Treasury	97.4%
Cash Equivalents	2.6

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	FIXED INCOME INDEX FUNDS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX FUND continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
U.S. Government Obligations (1)	$–	$87,109	$–	$87,109
Investment Companies	2,381	–	–	2,381
Short-Term Investments	–	500	–	500
Total Investments	$2,381	$87,609	$–	$89,990

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$39	$–	$–	$39

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

FIXED INCOME INDEX FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2015

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

Fannie Mae	Federal National Mortgage Association
FHLMC	Federal Home Loan Mortgage Corporation
Freddie Mac	Federal Home Loan Mortgage Corporation
G.O.	General Obligation
NATL-RE	National Public Finance Guarantee Corporation
PSF	Permanent School Fund
TBA	To Be Announced
TRB	Tax Revenue Bonds

The interest rates represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security or the puttable date for floating and variable rate securities.

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NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 47 funds as of March 31, 2015, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond Index and U.S. Treasury Index Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Equity securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s

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MARCH 31, 2015

Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund will sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund will do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund will purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund will utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses, on closed futures contracts, in Net realized gains (losses) on futures contracts, and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts.

At March 31, 2015, the U.S. Treasury Index Fund had entered into exchange-traded long futures contracts for hedging purposes and to maintain liquidity. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $500,000. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2015, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

On February 14, 2014, the Bond Index Fund entered into Master Securities Forward Transaction Agreements (“MSFTA”) with certain counterparties, pursuant to which the Fund has agreed to pledge cash and/or securities as collateral to certain counterparties to secure the repayment of the Fund’s obligations to those counterparties under the MSFTA. At March 31, 2015, the Bond Index Fund received cash and securities from brokers as collateral. The amount of the cash collateral received is included in Collateral held at custodian with the corresponding payable included in the Due to brokers in the Statements of Assets and Liabilities. Collateral received in the form of a U.S. T-Bill amounted to approximately $357,000, which is not included in the Statements of Assets and Liabilities. No collateral has been pledged for the Fund as of March 31, 2015.

D) MORTGAGE DOLLAR ROLLS Certain Funds enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage

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NOTES TO THE FINANCIAL STATEMENTS continued

securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

E) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes.

F) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

G) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Bond Index	Daily	Monthly
U.S. Treasury Index	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications relate to paydowns. These reclassifications have no impact on the net assets or the net asset values per share of the Funds. At March 31, 2015, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Bond Index	$3,697	$(3,697)

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

At March 31, 2015, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAIN (LOSSES)
Bond Index	$2,417	$1,138	$118,020
U.S. Treasury Index	23	409	2,757

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$ —	$62,935	$1,892
U.S. Treasury Index	—	1,374	304

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2014 was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Bond Index	$ —	$65,153	$1,946
U.S. Treasury Index	—	1,515	1,289

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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MARCH 31, 2015

As of March 31, 2015, neither Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2012 through March 31, 2014 or November 30, 2012 through November 30, 2013 as applicable, remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2015.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2015.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 25, 2013, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one-month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 20, 2014, the Board approved an agreement with JPMorgan Chase Bank, N.A. that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 24, 2014 and will expire on November 23, 2015, unless renewed.

At March 31, 2015, the Funds did not have any outstanding borrowings. The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2015.

5. MANAGEMENT AND OTHER AGREEMENTS

Shareholders of each Fund approved a new management agreement, effective June 30, 2014, between each Fund and NTI (the “Management Agreement”), to provide each Fund with investment advisory and administration services under a single agreement and fee structure. As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the first table below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, as compensation for advisory services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the second table below (expressed as a percentage of each Fund’s respective average daily net assets.) Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Funds at the annual rate of 0.15% of the average daily net assets of each Fund.

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than acquired fund fees and expenses, the Fund’s proportionate share of the increase in compensation paid to each independent Trustee, expenses related to third-party consultants engaged by the Board of Trustees of the Trust, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by the investment advisor as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2015, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS
Bond Index	0.13%	0.15%
U.S. Treasury Index	0.13%	0.15%

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NOTES TO THE FINANCIAL STATEMENTS continued

Prior to June 30, 2014, the advisory fees for the Funds were based on the following annual rates as set forth in the table below. There was no change to the contractual expense limitations described above.

CONTRACTUAL ANNUAL ADVISORY FEES
Bond Index	0.15%
U.S. Treasury Index	0.30%

The contractual reimbursement arrangement is expected to continue until at least July 31, 2015. The contractual reimbursement arrangement will continue automatically for periods of one-year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

Effective June 30, 2014, as compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets of the Funds. Prior to June 30, 2014, Northern Trust received transfer agent fees at an annual rate of 0.10 percent of the average daily net assets, accrued daily and payable monthly. The transfer agent fees are reflected in the Funds’ Statements of Operations.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Prior to June 30, 2014, these sub-administration services were paid out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Bond Index Fund and U.S. Treasury Index Fund currently invest uninvested cash in the Diversified Assets Portfolio or the U.S. Government Portfolio (collectively, the “Portfolios”), each a series of Northern Institutional Funds, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The exemptive order requires the Fund’s Board, including a majority of the independent Trustees, to consider and evaluate the advisory fees and services provided to the Funds by NTI as a result of uninvested cash being invested in the Portfolios. Each Fund bears indirectly a proportionate share of the applicable Portfolio’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the Portfolios pay to NTI and/or its affiliates. Currently, the Total Annual Portfolio Operating Expenses After Expense Reimbursement as reflected in the Portfolios’ prospectus, which includes, management, transfer agent and custody fees, payable to NTI and/or its affiliates on any assets invested in the Diversified Assets Portfolio, or the U.S. Government Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolios. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

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MARCH 31, 2015

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2015, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond Index	$2,117,649	$247,509	$1,813,667	$136,725
U.S. Treasury Index	50,039	—	77,444	—

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in real estate investment trusts and passive foreign investment companies.

At March 31, 2015, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Bond Index	$121,207	$(3,188)	$118,019	$2,777,727
U.S. Treasury Index	2,807	(50)	2,757	87,233

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2015 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	92,569	$993,180	1,437	$15,409	(55,691)	$(596,710)	38,315	$411,879
U.S. Treasury Index	2,268	49,571	75	1,644	(3,558)	(77,484)	(1,215)	(26,269)

Transactions in capital shares for the fiscal year ended March 31, 2014 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond Index	63,677	$673,905	1,363	$14,371	(94,180)	$(994,023)	(29,140)	$(305,747)
U.S. Treasury Index	2,087	45,496	117	2,506	(2,814)	(61,170)	(610)	(13,168)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF PERIOD
Bond Index	Northern Institutional Funds — Diversified Assets Portfolio	$81,754	$586,091	$488,042	$—	$—	$13	$179,803
U.S. Treasury Index	Northern Institutional Funds — U.S. Government Portfolio	2,205	65,478	65,302	—	—	—	2,381

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

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FIXED INCOME INDEX FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2015:

		ASSETS			LIABILITIES
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENTS OF ASSETS AND LIABILITIES LOCATION	VALUE
U.S. Treasury Index	Interest rate contracts	Net unrealized appreciation	$39	*	Net unrealized depreciation	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2015:

		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
U.S. Treasury Index	Interest rate contracts	Net realized gains on futures contracts	$65

		CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
Amounts in thousands	CONTRACT TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
U.S. Treasury Index	Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$63

Volume of derivative activity for the fiscal year ended March 31, 2015*:

	FUTURES CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
U.S. Treasury Index	5	$3,428

*	Activity during the period is measured by number of trades during the period and average notional amount for futures interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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FIXED INCOME INDEX FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Bond Index Fund and U.S. Treasury Index Fund (collectively, the “Funds”), two separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended of Bond Index Fund and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended, the period from December 1, 2012 to March 31, 2013, and the year ended November 30, 2012 of U.S. Treasury Index Fund. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The U.S. Treasury Index Fund’s financial highlights for the periods ended prior to November 30, 2012 were audited by other auditors whose report, dated January 19, 2012, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the Trust’s custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond Index Fund referred to above as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the financial position of the U.S. Treasury Index Fund referred to above as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended, the period from December 1, 2012 to March 31, 2013, and the year ended November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2015

NORTHERN FUNDS ANNUAL REPORT	89	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TAX INFORMATION	MARCH 31, 2015 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2014, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	15%
Bond Index	$0.007987
U.S. Treasury Index	0.073324

FIXED INCOME INDEX FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

FUND EXPENSES	MARCH 31, 2015 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/14 - 3/31/15” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on pages 86 and 87), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.15%	$1,000.00	$1,033.30	$0.76
Hypothetical**	0.15%	$1,000.00	$1,024.18	$0.76

U.S. TREASURY INDEX

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.16%	$1,000.00	$1,034.90	$0.81
Hypothetical**	0.16%	$1,000.00	$1,024.13	$0.81

*	Expenses are calculated using the Funds' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	91	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 71 Trustee of Northern Funds since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	55

Edward J. Condon, Jr. Age: 74 Trustee of Northern Funds since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club from 2003 to 2014;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of the Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	55

Mark G. Doll Age: 65 Trustee of Northern Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

		• None	55

FIXED INCOME INDEX FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2015 (UNAUDITED)

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 71 Chairperson of the Board of each Trust since 2015 and Trustee of Northern Funds since 2000	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	55

Cynthia R. Plouché Age: 58 Trustee of Northern Funds since 2014	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered Investment Company — 29 portfolios).	55

Casey J. Sylla Age: 71 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).	55

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios — 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	93	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Stephen N. Potter(5) Age: 58 Trustee of Northern Funds since 2008	• President, Northern Trust Asset Management since 2008; • Chairman and President of Northern Trust Investments, Inc. since March 2008; • President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009; • Director of The Northern Trust Company of Connecticut from July 2009 to December 2013; • Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009; • Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.	• None	46

Mary Jacobs Skinner, Esq.(5) Age: 57 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None	46

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios – 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Mr. Potter and Ms. Skinner oversee 46 portfolios in the complex – 38 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

FIXED INCOME INDEX FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

FIXED INCOME INDEX FUNDS

MARCH 31, 2015 (UNAUDITED)

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Anthony P. Pecora Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2015	Chief Compliance Officer and Senior Vice President of Northern Trust Investments, Inc. since 2014; Head of Compliance for Northern Trust Asset Management since 2011; Head of Compliance for ABN AMRO Holding USA LLC from 2010 to 2011; Chief Compliance Officer and Anti-Money Laundering Officer for ABN AMRO Clearing Chicago LLC from 2009 to 2011.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

Richard N. Crabill Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

NORTHERN FUNDS ANNUAL REPORT	95	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

TRUSTEES AND OFFICERS continued

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Craig R. Carberry, Esq. Age: 54 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

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FIXED INCOME INDEX FUNDS

INVESTMENT CONSIDERATIONS

BOND INDEX FUND1,2

U.S. TREASURY INDEX FUND1,2,3

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 Tracking Risk: The Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

3 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

NORTHERN FUNDS ANNUAL REPORT	99	FIXED INCOME INDEX FUNDS

FIXED INCOME INDEX FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

FIXED INCOME INDEX FUNDS	100	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

10	STATEMENTS OF ASSETS AND LIABILITIES

12	STATEMENTS OF OPERATIONS

14	STATEMENTS OF CHANGES IN NET ASSETS

16	FINANCIAL HIGHLIGHTS

23	SCHEDULES OF INVESTMENTS

23	ARIZONA TAX-EXEMPT FUND

27	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

34	CALIFORNIA TAX-EXEMPT FUND

37	HIGH YIELD MUNICIPAL FUND

43	INTERMEDIATE TAX-EXEMPT FUND

61	SHORT-INTERMEDIATE TAX-EXEMPT FUND

86	TAX-EXEMPT FUND

94	ABBREVIATIONS AND OTHER INFORMATION

95	NOTES TO THE FINANCIAL STATEMENTS

103	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

104	TAX INFORMATION

105	FUND EXPENSES

107	TRUSTEES AND OFFICERS

115	INVESTMENT CONSIDERATIONS

116	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities and not the Fund.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ARIZONA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2015, the U.S. Federal Reserve clearly signaled its intention to raise short-term rates in response to solid GDP growth and a drop in the unemployment rate to 5.5%. Despite the prospect of tighter Fed policy, the bond market performed well due to a backdrop of low inflation, the strengthening U.S. dollar, declining oil prices and weakness in overseas economies. The yield curve flattened significantly as a result, with low inflation supporting longer-term bonds even as prospects for a Fed rate hike pressured short-term issues. The municipal market also rallied impressively, but it underperformed taxable bonds due in part to surge in the supply of tax-exempt securities during the second half of the period.

The Arizona Tax-Exempt Fund, with an average maturity of 10.5 years, posted a total return of 6.26% during the reporting period. The Fund underperformed the 6.66% return of its benchmark, the Barclays Arizona Municipal Bond Index. Given the decline in intermediate- and long-term bond yields, performance was helped by our decision to increase the Fund’s duration during the period. Positions in longer-maturity securities also boosted returns given the dramatic flattening of the Arizona yield curve. In addition, our active trading strategy enabled the Fund to capitalize on the robust primary market to purchase attractively priced bonds. We retained a preference for liquid, high-grade securities, which detracted from relative performance given that lower-quality issues outperformed. At fiscal year end, the Fund had no exposure to BBB-rated bonds or credits rated below investment grade. In addition, the Fund had no Puerto Rico holdings.

As the period drew to a close, we remained focused on the language and actions of the U.S. Federal Reserve as it sought to normalize interest rates. We monitored the technical condition of the in-state market to see whether Arizona tax-exempt bonds experienced consistent demand from investors looking to avoid higher federal and state income taxes. Lastly, we closely followed the fundamental condition of the Arizona economy and its impact on municipal issuers.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
ARIZONA TAX-EXEMPT	6.26%	5.08%	4.55%	5.01%
BARCLAYS ARIZONA MUNICIPAL BOND INDEX	6.66	5.25	4.99	5.34

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOAZX
INCEPTION DATE	10/01/99
NET ASSETS	$90 MILLION
NET ASSET VALUE	$10.93
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.57%
NET EXPENSE RATIO	0.46%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2015, the U.S. Federal Reserve clearly signaled its intention to raise short-term rates in response to solid GDP growth and a drop in the unemployment rate to 5.5%. Despite the prospect of tighter Fed policy, the bond market performed well due to a backdrop of low inflation, the strengthening U.S. dollar, declining oil prices and weakness in overseas economies. The yield curve flattened significantly as a result, with low inflation supporting longer-term bonds even as prospects for a Fed rate hike pressured short-term issues. The municipal market also rallied impressively, but it underperformed taxable bonds due in part to a surge in the supply of tax-exempt securities during the second half of the period.

The California Intermediate Tax-Exempt Fund, with an average maturity of 10.5 years, posted a total return of 5.84% during the reporting period. The Fund outperformed the 5.02% return of its benchmark, the Barclays California Intermediate Municipal Bond Index. Given the decline in intermediate- and long-term bond yields, performance was helped by our decision to increase the Fund’s duration during the period. Positions in longer-maturity securities also boosted returns given the dramatic flattening of the California yield curve. In addition, our active trading strategy enabled the Fund to capitalize on the robust primary market to purchase attractively priced bonds. We retained a preference for liquid, high-grade securities, and the Fund benefited from the ratings upgrade of State of California general obligation bonds. At fiscal year end, the Fund had no exposure to BBB-rated bonds or credits rated below investment grade. In addition, the Fund had no Puerto Rico holdings.

As the period drew to a close, we remained focused on the language and actions of the U.S. Federal Reserve as it sought to normalize interest rates. We monitored the technical condition of the in-state market to see whether California tax-exempt bonds experienced consistent demand from investors looking to avoid higher federal and state income taxes. Lastly, we closely followed the fundamental condition of the California economy and its impact on municipal issuers.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CALIFORNIA INTERMEDIATE TAX-EXEMPT	5.84%	4.84%	4.11%	4.48%
BARCLAYS CALIFORNIA INTERMEDIATE MUNICIPAL BOND INDEX	5.02	5.33	5.05	5.25

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NCITX
INCEPTION DATE	10/01/99
NET ASSETS	$476 MILLION
NET ASSET VALUE	$10.90
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.50%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

CALIFORNIA TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2015, the U.S. Federal Reserve clearly signaled its intention to raise short-term rates in response to solid GDP growth and a drop in the unemployment rate to 5.5%. Despite the prospect of tighter Fed policy, the bond market performed well due to a backdrop of low inflation, the strengthening U.S. dollar, declining oil prices and weakness in overseas economies. The yield curve flattened significantly as a result, with low inflation supporting longer-term bonds even as prospects for a Fed rate hike pressured short-term issues. The municipal market also rallied impressively, but it underperformed taxable bonds due in part to surge in the supply of tax-exempt securities during the second half of the period.

The California Tax-Exempt Fund, with an average maturity of 14.2 years, posted a total return of 8.84% during the reporting period. The Fund outperformed the 7.14% return of its benchmark, the Barclays California Municipal Bond Index. Given the decline in intermediate- and long-term bond yields, performance was helped by our decision to increase the Fund’s duration during the period. Positions in longer-maturity securities also boosted returns given the dramatic flattening of the California yield curve. In addition, our active trading strategy enabled the Fund to capitalize on the robust primary market to purchase attractively priced bonds. We retained a preference for liquid, high-grade securities, and the Fund benefited from the ratings upgrade of State of California general obligation bonds. At fiscal year end, the Fund had no exposure to BBB-rated bonds or credits rated below investment grade. In addition, the Fund had no Puerto Rico holdings.

As the period drew to a close, we remained focused on the language and actions of the U.S. Federal Reserve as it sought to normalize interest rates. We monitored the technical condition of the in-state market to see whether California tax-exempt bonds experienced consistent demand from investors looking to avoid higher federal and state income taxes. Lastly, we closely followed the fundamental condition of the California economy and its impact on municipal issuers.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
CALIFORNIA TAX-EXEMPT	8.84%	6.92%	5.49%	5.79%
BARCLAYS CALIFORNIA MUNICIPAL BOND INDEX	7.14	6.05	5.14	5.65

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays California Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Fund is “non-diversified” under the Investment Company Act of 1940, and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

Information about Investment Considerations can be found on page 115.

PORTFOLIO MANAGER

ERIC V. BOECKMANN With Northern Trust since 1985

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NCATX
INCEPTION DATE	04/08/97
NET ASSETS	$146 MILLION
NET ASSET VALUE	$11.86
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.62%
NET EXPENSE RATIO	0.46%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

HIGH YIELD MUNICIPAL FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Interest rates moved significantly lower in the 12-month reporting period ended March 31, 2015. Fixed-income markets responded to accommodative monetary policies from major central banks in response to slow global economic growth. Oil prices dropped significantly and the U.S. dollar strengthened. The U.S. Federal Reserve tapered its bond purchase program while remaining accommodative, and ended the program in October 2014 while implying a trend toward a rate hike in 2015 dependent on economic growth.

The municipal bond market posted strong returns during the 12-month period, with yields moving significantly lower. The municipal yield curve flattened as long-dated municipals in the 30-year maturity range experienced more significant rate declines than shorter maturities in the 10-year range. Below-investment-grade municipals outperformed investment-grade issues during the period, largely due to supply/demand imbalances. Flows into the high-yield market were very strong, while new-issue supply was quite muted, although volume did pick up late in the period. The high-yield municipal market reacted to headline news regarding Puerto Rico and its financial difficulties during the year, both positively and negatively affecting market performance.

The High Yield Municipal Fund’s return of 9.79% over the reporting period outperformed the 7.35% return of its benchmark, the Barclays Municipal Bond 65-35 Investment Grade/High Yield Index. The Fund’s overweight to issues rated BBB and below helped relative performance given higher returns in the lower quality sectors of the market. The top-performing sectors of the portfolio included hospitals, student housing and higher education. Conversely, our underweight in airlines detracted from returns during the period given the healthy backdrop for the sector. Exposure to high-coupon, short-call securities helped performance, as a portion of the Fund’s holdings were advance refunded to the call date, resulting in significant price appreciation. Finally, our move out of Puerto Rico issues in the early part of the period contributed to returns, as Puerto Rico and its agencies posted the worst performance within the benchmark.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
HIGH YIELD MUNICIPAL	9.79%	6.60%	3.79%	3.98%
BARCLAYS MUNICIPAL BOND 65-35 INVESTMENT GRADE/HIGH YIELD INDEX	7.35	6.05	5.09	5.25

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index of investment and non-investment grade bonds with a 65% weighting in the Barclays U.S. Municipal Index and a 35% weighting to the Barclays Municipal High Yield Index.

The Fund invests in below investment-grade debt obligations, commonly known as “junk bonds.” While offering higher current yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 115.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

PORTFOLIO MANAGER

M. JANE MCCART With Northern Trust since 1998

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NHYMX
INCEPTION DATE	12/31/98
NET ASSETS	$337 MILLION
NET ASSET VALUE	$8.93
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.85%
NET EXPENSE RATIO	0.80%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2015, the Intermediate Tax Exempt Fund returned 4.90%, compared with the 5.26% return of its benchmark, the Barclays Intermediate Municipal Bond Index. Performance during the reporting period benefited from decisions surrounding duration, maturity positioning and security selection. The principal detractor from performance was the decision to overweight high credit quality issues, as the period saw the lowest rated investment-grade bonds outperform higher rated investment-grade issues. Over 90% of Fund holdings were rated AAA or AA as of period end, versus the benchmark weight of 68%. In addition, the Fund held 7% in single-A bonds versus 29% for the benchmark.

The period saw U.S. Treasury rates decline as the economy remained in slow growth, low inflation mode, benefiting fixed income generally. The Fund’s modified duration of between 4.5 to 4.8 years added value as interest rates declined. A broad, somewhat barbelled maturity structure was employed in an effort to maximize income versus risk. This also benefited returns as the yield curve flattened, meaning that yields on longer-maturity bonds declined more than for shorter maturity bonds. Specific security selections in New York and California with maturities of 10 to 25 years and favorable call structures were top performers. The Fund does not hold any Puerto Rico debt, which was subject to unfavorable headlines during the period.

The U.S. Federal Reserve has maintained an accommodative monetary policy stance. The municipal bond market has benefited from the overall decline in rates as well as a positive technical environment. Municipal supply was limited and insufficient to replace maturing debt, while demand from individuals and institutions increased. The first quarter of 2015 brought a sharp supply increase, leaving the tax-exempt market priced relatively inexpensively versus other fixed-income vehicles. The Fund continues to utilize an active relative value approach seeking to capitalize on municipal market inefficiencies to add value while maintaining a focus on quality.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
INTERMEDIATE TAX-EXEMPT	4.90%	4.09%	4.00%	4.47%
BARCLAYS INTERMEDIATE MUNICIPAL BOND INDEX	5.26	4.79	4.90	5.43

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of five to ten years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 115.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOITX
INCEPTION DATE	04/01/94
NET ASSETS	$3.1 BILLION
NET ASSET VALUE	$10.71
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.50%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

SHORT-INTERMEDIATE TAX-EXEMPT FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. Treasury yields decreased during the 12-month reporting period ended March 31, 2015. Monetary policy outside the United States was characterized by increased stimulus measures in response to weaker economic growth and concerns about deflation. However, the U.S. Federal Reserve completed the unwinding of its last round of quantitative easing and began discussions on the timing of its first interest rate increase. Employment and economic growth improved, while wage pressures and inflation readings remained subdued. The yield curve flattened significantly, with low inflation supporting longer-term bonds even as the threat of a Fed rate hike pressured short-term issues.

The municipal market strongly outperformed Treasuries through the first half of the period due to robust demand, strong industry cash inflows and modest new issuance. The market came under pressure in the second half of the period, however, due largely to a sizable uptick in supply. Heavy second-half supply was driven by issuers refinancing more expensive outstanding debt to capitalize on declining interest rates and the potential cost savings from lower debt service costs.

For the reporting period, the Fund returned 1.33%, underperforming the 1.72% return of its benchmark, the Barclays Capital 1-5 Year Blend Municipal Bond Index. The Fund’s bias toward higher quality securities and its emphasis on more conservative, less volatile sectors detracted from relative performance at a time when lower-tier investment-grade bonds outperformed. We reduced the Fund’s weighting in the single-A credit tier given our belief that current yield spreads do not adequately compensate investors for the increased credit risk. In addition, we prefer the superior liquidity and lower volatility of more highly rated bonds. At the close of the period, more than 93% of the Fund’s holdings were rated AAA or AA. We capitalized on periods of market turbulence by adding to the Fund’s overweight in bonds with maturities of seven to eight years, which enhanced performance given the relative strength of this maturity range. The Fund maintained a neutral duration profile throughout the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
SHORT-INTERMEDIATE TAX-EXEMPT	1.33%	0.98%	1.46%	2.43%
BARCLAYS 1-5 YEAR BLEND MUNICIPAL BOND INDEX	1.72	1.57	2.24	3.42

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 115.

Holdings are subject to change and current and future portfolio holdings are subject to risk.

PORTFOLIO MANAGER

TIMOTHY P. BLAIR With Northern Trust since 1992

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NSITX
INCEPTION DATE	08/22/07
NET ASSETS	$1.4 BILLION
NET ASSET VALUE	$10.46
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.49%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FUND (UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2015, the Tax Exempt Fund returned 7.16%, as compared to 6.62% for its benchmark, the Barclays U.S. Municipal Index. The Fund’s relative performance benefited from decisions surrounding overall portfolio duration, maturity positioning and specific security selection. The principal negative contributor to performance was the decision to overweight high credit quality issues, as the period saw the lowest-rated investment-grade bonds outperform higher-rated investment-grade issues.

The period saw U.S. Treasury rates decline as the economy remained in slow growth, low inflation mode, benefiting fixed income generally. The Fund’s above-benchmark stance with respect to overall portfolio duration added value as interest rates declined. A broad, somewhat barbelled maturity structure was employed in an effort to maximize income versus risk. This also benefited returns as the yield curve flattened, meaning that yields on longer-maturity bonds declined more than for shorter maturity bonds. Specific security selections in New York and California with maturities of 20 years or longer and favorable call structures were top performers. The Fund does not hold any Puerto Rico debt, which was subject to unfavorable headlines during the period.

The U.S. Federal Reserve has maintained an accommodative monetary policy stance. The municipal bond market has benefited from the overall decline in rates as well as a positive technical environment. Municipal supply was limited, and insufficient to replace maturing debt, while demand increased from individuals and institutions. The first quarter of 2015 brought a sharp supply increase, leaving the tax-exempt market priced relatively inexpensively versus other fixed-income vehicles. The Fund continues to utilize an active relative value approach seeking to capitalize on municipal market inefficiencies to add value while maintaining a focus on quality.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
TAX-EXEMPT	7.16%	5.20%	4.76%	5.33%
BARCLAYS U.S. MUNICIPAL INDEX	6.62	5.11	4.85	5.67

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Barclays U.S. Municipal Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

Income from the Fund may be subject to federal alternative minimum tax (AMT) and state and local taxes.

Information about Investment Considerations can be found on page 115.

Portfolio composition is subject to change.

PORTFOLIO MANAGER

TIMOTHY T.A. MCGREGOR With Northern Trust since 1989

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOTEX
INCEPTION DATE	04/01/94
NET ASSETS	$864 MILLION
NET ASSET VALUE	$10.80
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.50%
NET EXPENSE RATIO	0.45%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

TAX-EXEMPT FIXED INCOME FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	9	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
ASSETS:
Investments, at value	$85,497	$453,657
Investments in affiliates, at value	6,069	45,605
Dividend income receivable	–	–
Interest income receivable	792	4,242
Receivable for securities sold	1,856	5,073
Receivable for fund shares sold	202	587
Receivable from investment adviser	3	7
Prepaid and other assets	1	1
Total Assets	94,420	509,172
LIABILITIES:
Payable for securities purchased	–	–
Payable for when-issued securities	4,079	32,634
Payable for fund shares redeemed	188	141
Distributions to shareholders	57	243
Payable to affiliates:
Management fees (Note 5)	8	39
Custody and accounting fees	2	3
Shareholder servicing fees	5	14
Transfer agent fees	–	1
Trustee fees	3	4
Accrued other liabilities	32	32
Total Liabilities	4,374	33,111
Net Assets	$90,046	$476,061
ANALYSIS OF NET ASSETS:
Capital stock	$83,353	$453,306
Accumulated undistributed net investment loss	(10)	(4)
Accumulated undistributed net realized gain (loss)	498	861
Net unrealized appreciation	6,205	21,898
Net Assets	$90,046	$476,061
Shares Outstanding ($.0001 par value, unlimited authorization)	8,239	43,684
Net Asset Value, Redemption and Offering Price Per Share	$10.93	$10.90
Investments, at cost	$79,292	$431,759
Investments in affiliates, at cost	6,069	45,605

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2015

CALIFORNIA TAX-EXEMPT FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$136,703	$306,206	$2,819,510	$1,359,516	$829,870
18,935	23,719	352,377	41,572	29,929
–	–	3	–	–
1,079	4,564	29,075	15,592	9,294
2,883	–	12,015	–	5,335
124	2,569	2,167	997	1,104
6	5	26	8	4
1	1	2	2	1
159,731	337,064	3,215,175	1,417,687	875,537

–	–	20,244	–	–
13,739	–	48,042	24,059	10,145
1	66	2,233	367	557
91	290	1,240	337	601

12	49	254	115	71
2	2	9	5	4
20	13	156	18	25
–	1	9	4	2
3	3	10	5	6
32	32	73	52	35
13,900	456	72,270	24,962	11,446
$145,831	$336,608	$3,142,905	$1,392,725	$864,091

$131,818	$343,660	$3,050,575	$1,371,173	$827,048
(1)	–	(200)	(289)	(256)
(653)	(35,597)	12,596	437	(11,653)
14,667	28,545	79,934	21,404	48,952
$145,831	$336,608	$3,142,905	$1,392,725	$864,091
12,292	37,701	293,522	133,197	80,014
$11.86	$8.93	$10.71	$10.46	$10.80
$122,036	$277,661	$2,739,576	$1,338,112	$780,918
18,935	23,719	352,377	41,572	29,929

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	ARIZONA TAX-EXEMPT FUND	CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
INVESTMENT INCOME:
Interest income	$3,268	$12,443
Dividend income from investments in affiliates	1	4
Total Investment Income	3,269	12,447
EXPENSES:
Management fees (Note 5)	286	1,360
Investment advisory fees (Note 5)	110	499
Administration fees (Note 5)	30	136
Custody fees	23	56
Accounting fees	6	14
Transfer agent fees	30	138
Registration fees	16	15
Printing fees	20	19
Audit fees	18	18
Legal fees	16	16
Shareholder servicing fees	24	53
Trustee fees	18	18
Other	11	11
Total Expenses	608	2,353
Less expenses reimbursed by investment adviser	(208)	(511)
Net Expenses	400	1,842
Net Investment Income	2,869	10,605
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on:
Investments	1,191	6,224
Net change in unrealized appreciation (depreciation) on:
Investments	1,086	5,527
Net Gains (Losses)	2,277	11,751
Net Increase in Net Assets Resulting from Operations	$5,146	$22,356

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2015

CALIFORNIA TAX-EXEMPT FUND	HIGH YIELD MUNICIPAL FUND	INTERMEDIATE TAX-EXEMPT FUND	SHORT- INTERMEDIATE TAX-EXEMPT FUND	TAX-EXEMPT FUND

$4,883	$13,857	$63,896	$24,416	$31,435
2	1	33	9	4
4,885	13,858	63,929	24,425	31,439

430	1,623	8,739	4,506	2,593
167	398	3,190	1,640	1,026
46	92	888	492	280
27	39	289	155	97
8	11	64	38	24
45	93	902	485	277
15	30	39	33	26
20	19	47	34	19
18	18	30	24	18
16	16	28	22	16
108	58	894	84	134
18	18	56	37	19
11	11	30	21	14
929	2,426	15,196	7,571	4,543
(331)	(239)	(3,205)	(1,359)	(980)
598	2,187	11,991	6,212	3,563
4,287	11,671	51,938	18,213	27,876

2,080	271	37,475	1,543	16,388

4,533	12,725	31,646	(2,840)	9,476
6,613	12,996	69,121	(1,297)	25,864
$10,900	$24,667	$121,059	$16,916	$53,740

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ARIZONA TAX-EXEMPT FUND		CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Amounts in thousands	2015	2014	2015	2014
OPERATIONS:
Net investment income	$2,869	$3,317	$10,605	$11,134
Net realized gains (losses)	1,191	(453)	6,224	(5,341)
Net change in unrealized appreciation (depreciation)	1,086	(4,058)	5,527	(5,920)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,146	(1,194)	22,356	(127)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	9,084	(37,095)	105,159	(40,886)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	9,084	(37,095)	105,159	(40,886)
DISTRIBUTIONS PAID:
From net investment income	(2,869)	(3,317)	(10,605)	(11,134)
From net realized gains	(229)	(319)	–	(524)
Total Distributions Paid	(3,098)	(3,636)	(10,605)	(11,658)
Total Increase (Decrease) in Net Assets	11,132	(41,925)	116,910	(52,671)
NET ASSETS:
Beginning of year	78,914	120,839	359,151	411,822
End of year	$90,046	$78,914	$476,061	$359,151
Accumulated Undistributed Net Investment Loss	$(10)	$(10)	$(4)	$(4)

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA TAX-EXEMPT FUND		HIGH YIELD MUNICIPAL FUND		INTERMEDIATE TAX-EXEMPT FUND		SHORT- INTERMEDIATE TAX-EXEMPT FUND		TAX-EXEMPT FUND
2015	2014	2015	2014	2015	2014	2015	2014	2015	2014

$4,287	$4,793	$11,671	$12,880	$51,938	$55,611	$18,213	$17,834	$27,876	$34,282
2,080	(2,733)	271	2,669	37,475	(16,777)	1,543	(1,106)	16,388	(27,976)
4,533	(2,693)	12,725	(22,378)	31,646	(38,856)	(2,840)	(12,652)	9,476	(20,047)
10,900	(633)	24,667	(6,829)	121,059	(22)	16,916	4,076	53,740	(13,741)

19,578	(36,796)	82,884	(66,884)	712,309	(101,843)	64,948	164,794	91,447	(368,329)
19,578	(36,796)	82,884	(66,884)	712,309	(101,843)	64,948	164,794	91,447	(368,329)

(4,287)	(4,793)	(11,671)	(12,880)	(51,937)	(55,611)	(18,213)	(17,834)	(27,876)	(34,282)
–	(2,251)	–	–	(8,035)	(10,357)	–	(285)	–	(11,466)
(4,287)	(7,044)	(11,671)	(12,880)	(59,972)	(65,968)	(18,213)	(18,119)	(27,876)	(45,748)
26,191	(44,473)	95,880	(86,593)	773,396	(167,833)	63,651	150,751	117,311	(427,818)

119,640	164,113	240,728	327,321	2,369,509	2,537,342	1,329,074	1,178,323	746,780	1,174,598
$145,831	$119,640	$336,608	$240,728	$3,142,905	$2,369,509	$1,392,725	$1,329,074	$864,091	$746,780
$(1)	$(1)	$ –	$ –	$(200)	$(201)	$(289)	$(289)	$(256)	$(256)

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS

ARIZONA TAX-EXEMPT FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.66	$11.03	$10.91	$10.08	$10.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36	0.36	0.35	0.36	0.36
Net realized and unrealized gains (losses)	0.30	(0.33)	0.26	0.87	(0.23)
Total from Investment Operations	0.66	0.03	0.61	1.23	0.13
LESS DISTRIBUTIONS PAID:
From net investment income	(0.36)	(0.36)	(0.35)	(0.36)	(0.36)
From net realized gains	(0.03)	(0.04)	(0.14)	(0.04)	(0.03)
Total Distributions Paid	(0.39)	(0.40)	(0.49)	(0.40)	(0.39)
Net Asset Value, End of Year	$10.93	$10.66	$11.03	$10.91	$10.08
Total Return(1)	6.26%	0.41%	5.63%	12.30%	1.23%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$90,046	$78,914	$120,839	$116,616	$101,318
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.46%	0.45%	0.45%	0.67%	0.74%
Expenses, before reimbursements and credits	0.70%	0.96%	0.93%	0.94%	0.94%
Net investment income, net of reimbursements and credits(2)	3.32%	3.38%	3.16%	3.34%	3.49%
Net investment income, before reimbursements and credits	3.08%	2.87%	2.68%	3.07%	3.29%
Portfolio Turnover Rate	85.31%	30.69%	34.54%	50.48%	48.37%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015 and 2014, and approximately $2,000, $2,000 and $7,000, which represent less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.57	$10.84	$10.74	$10.04	$10.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28	0.30	0.32	0.34	0.32
Net realized and unrealized gains (losses)	0.33	(0.25)	0.23	0.70	(0.07)
Total from Investment Operations	0.61	0.05	0.55	1.04	0.25
LESS DISTRIBUTIONS PAID:
From net investment income	(0.28)	(0.30)	(0.33)	(0.34)	(0.32)
From net realized gains	–	(0.02)	(0.12)	–	(0.04)
Total Distributions Paid	(0.28)	(0.32)	(0.45)	(0.34)	(0.36)
Net Asset Value, End of Year	$10.90	$10.57	$10.84	$10.74	$10.04
Total Return(1)	5.84%	0.54%	5.17%	10.56%	2.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$476,061	$359,151	$411,822	$345,391	$290,815
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.45%	0.45%	0.45%	0.67%	0.74	%(3)
Expenses, before reimbursements and credits	0.58%	0.86%	0.86%	0.85%	0.86%
Net investment income, net of reimbursements and credits(2)	2.61%	2.90%	2.92%	3.20%	3.11%
Net investment income, before reimbursements and credits	2.48%	2.49%	2.51%	3.02%	2.99%
Portfolio Turnover Rate	106.30%	98.76%	55.59%	53.21%	54.12%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $3,000, $6,000, $3,000 and $16,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(3)	The net expense ratio includes custodian credits of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

CALIFORNIA TAX-EXEMPT FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.26	$11.78	$11.57	$10.35	$10.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.40	0.35	0.37	0.43
Net realized and unrealized gains (losses)	0.60	(0.31)	0.53	1.31	(0.27)
Total from Investment Operations	0.98	0.09	0.88	1.68	0.16
LESS DISTRIBUTIONS PAID:
From net investment income	(0.38)	(0.40)	(0.35)	(0.37)	(0.43)
From net realized gains	–	(0.21)	(0.32)	(0.09)	(0.18)
Total Distributions Paid	(0.38)	(0.61)	(0.67)	(0.46)	(0.61)
Net Asset Value, End of Year	$11.86	$11.26	$11.78	$11.57	$10.35
Total Return(1)	8.84%	0.97%	7.73%	16.38%	1.44%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$145,831	$119,640	$164,113	$149,252	$114,389
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.46%	0.45%	0.45%	0.66%	0.74	%(3)
Expenses, before reimbursements and credits	0.71%	0.99%	0.97%	0.99%	0.97%
Net investment income, net of reimbursements and credits(2)	3.29%	3.55%	2.93%	3.25%	3.94%
Net investment income, before reimbursements and credits	3.04%	3.01%	2.41%	2.92%	3.71%
Portfolio Turnover Rate	194.12%	150.19%	145.22%	201.67%	144.16%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $1,000, $6,000, $3,000 and $8,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(3)	The net expense ratio includes custodian credits of approximately $1,000, which represents less than 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

HIGH YIELD MUNICIPAL FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$8.49	$9.04	$8.66	$7.77	$8.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.40	0.40	0.37	0.35
Net realized and unrealized gains (losses)	0.44	(0.55)	0.38	0.89	(0.33)
Total from Investment Operations	0.82	(0.15)	0.78	1.26	0.02
LESS DISTRIBUTIONS PAID:
From net investment income	(0.38)	(0.40)	(0.40)	(0.37)	(0.35)
Total Distributions Paid	(0.38)	(0.40)	(0.40)	(0.37)	(0.35)
Net Asset Value, End of Year	$8.93	$8.49	$9.04	$8.66	$7.77
Total Return(1)	9.79%	(1.51)%	9.10%	16.57%	0.10%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$336,608	$240,728	$327,321	$398,856	$826,418
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.80%	0.80%	0.80%	0.84%	0.84%
Expenses, before reimbursements and credits	0.89%	0.98%	0.97%	0.94%	0.94%
Net investment income, net of reimbursements and credits(2)	4.29%	4.73%	4.42%	4.50%	4.25%
Net investment income, before reimbursements and credits	4.20%	4.55%	4.25%	4.40%	4.15%
Portfolio Turnover Rate	8.16%	10.66%	6.29%	9.19%	25.00%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal year ended March 31, 2015, and approximately $1,000, $2,000, $18,000 and $102,000, which represent less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.44	$10.70	$10.69	$9.95	$10.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21	0.23	0.23	0.25	0.28
Net realized and unrealized gains (losses)	0.30	(0.21)	0.23	0.76	(0.18)
Total from Investment Operations	0.51	0.02	0.46	1.01	0.10
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)	(0.23)	(0.23)	(0.25)	(0.28)
From net realized gains	(0.03)	(0.05)	(0.22)	(0.02)	(0.17)
Total Distributions Paid	(0.24)	(0.28)	(0.45)	(0.27)	(0.45)
Net Asset Value, End of Year	$10.71	$10.44	$10.70	$10.69	$9.95
Total Return(1)	4.90%	0.26%	4.33%	10.26%	0.98%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,142,905	$2,369,509	$2,537,342	$2,294,633	$1,691,614
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.45%	0.44%	0.43%	0.64%	0.72%
Expenses, before reimbursements and credits	0.57%	0.85%	0.86%	0.85%	0.86%
Net investment income, net of reimbursements and credits(2)	1.95%	2.27%	2.10%	2.40%	2.70%
Net investment income, before reimbursements and credits	1.83%	1.86%	1.67%	2.19%	2.56%
Portfolio Turnover Rate	128.42%	107.28%	109.82%	135.53%	105.88%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $38,000, $170,000, $242,000 and $522,000, which represent less than 0.005, less than 0.005, 0.01, 0.01 and 0.03 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011 respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

SHORT-INTERMEDIATE TAX-EXEMPT FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.46	$10.58	$10.65	$10.48	$10.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	0.15	0.17	0.16	0.14
Net realized and unrealized gains (losses)	–	(0.12)	(0.03)	0.17	(0.01)
Total from Investment Operations	0.14	0.03	0.14	0.33	0.13
LESS DISTRIBUTIONS PAID:
From net investment income	(0.14)	(0.15)	(0.19)	(0.16)	(0.14)
From net realized gains	–	– (1)	(0.02)	–	– (1)
Total Distributions Paid	(0.14)	(0.15)	(0.21)	(0.16)	(0.14)
Net Asset Value, End of Year	$10.46	$10.46	$10.58	$10.65	$10.48
Total Return(2)	1.33%	0.33%	1.27%	3.18%	1.21%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,392,725	$1,329,074	$1,178,323	$1,112,988	$1,413,570
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.45%	0.45%	0.45%	0.64%	0.66%
Expenses, before reimbursements and credits	0.55%	0.79%	0.79%	0.79%	0.79%
Net investment income, net of reimbursements and credits(3)	1.32%	1.45%	1.58%	1.50%	1.28%
Net investment income, before reimbursements and credits	1.22%	1.11%	1.24%	1.35%	1.15%
Portfolio Turnover Rate	23.13%	20.44%	16.14%	16.47%	17.72%

(1)	Per share amounts from distributions paid from net realized gains were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $13,000, $28,000, $117,000 and $547,000, which represent less than 0.005, less than 0.005, less than 0.005, 0.01 and 0.04 percent of average net assets for the fiscal years ended March 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

TAX-EXEMPT FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.44	$10.95	$10.92	$9.95	$10.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.38	0.32	0.36	0.39
Net realized and unrealized gains (losses)	0.36	(0.37)	0.31	0.97	(0.41)
Total from Investment Operations	0.74	0.01	0.63	1.33	(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.38)	(0.38)	(0.32)	(0.36)	(0.39)
From net realized gains	–	(0.14)	(0.28)	–	(0.19)
Total Distributions Paid	(0.38)	(0.52)	(0.60)	(0.36)	(0.58)
Net Asset Value, End of Year	$10.80	$10.44	$10.95	$10.92	$9.95
Total Return(1)	7.16%	0.30%	5.85%	13.55%	(0.26)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$864,091	$746,780	$1,174,598	$1,154,365	$932,820
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.45%	0.45%	0.45%	0.66%	0.74%
Expenses, before reimbursements and credits	0.58%	0.86%	0.85%	0.85%	0.86%
Net investment income, net of reimbursements and credits(2)	3.53%	3.62%	2.85%	3.40%	3.70%
Net investment income, before reimbursements and credits	3.40%	3.21%	2.45%	3.21%	3.58%
Portfolio Turnover Rate	164.86%	129.73%	167.86%	174.06%	116.83%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, $13,000, $63,000, $67,000 and $115,000, which represent less than 0.005, less than 0.005, 0.01, 0.01 and 0.01 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0%

Arizona – 95.0%

Arizona Board of Regents University System Revenue Bonds, Series A, 5.00%, 6/1/21	$500	$572

Arizona Board of Regents University System Revenue Refunding Bonds, Series B, 7/1/28 (1)	1,860	2,248

Arizona State School Facilities Board COPS, 5.25%, 9/1/23	2,000	2,272

Arizona State Transportation Board Highway Revenue Bonds, Series B, Prerefunded, 5.00%, 7/1/18	1,000	1,128

Arizona State Transportation Board Highway Revenue Refunding Bonds, 5.00%, 7/1/30	2,000	2,383

Arizona State University System Revenue Refunding Bonds (AMBAC Insured), 5.00%, 7/1/27	1,450	1,467

Bullhead City Municipal Property Corp. Excise TRB (NATL-RE Insured), Prerefunded, 5.00%, 7/1/15	1,000	1,012

Coconino & Yavapai Counties Joint Unified School District No. 9 G.O. Unlimited Bonds, Series B, School Improvement Project of 2007 (Assured Guaranty Insured), 5.00%, 7/1/22	1,345	1,530

Gila County Unified School District No. 10 Payson G.O. Limited Refunding Bonds, 5.00%, 7/1/23	825	1,002

Gilbert Public Facilities Municipal Property Corp. Revenue Bonds, 5.50%, 7/1/28	1,000	1,152

Glendale Water & Sewer Revenue Bonds, Sub Lien (AGM Insured), Prerefunded, 5.00%, 1/1/18	2,000	2,222

Goodyear Public Improvement Corp. Municipal Facilities Revenue Bonds, 6.00%, 7/1/31	1,000	1,139

Goodyear Public Improvement Corp. Municipal Facilities Revenue Bonds, Series A (NATL-RE Insured), 5.00%, 7/1/22	1,000	1,093

Goodyear Water & Sewer Revenue Bonds, Sub Lien Obligations (AGM Insured), 5.25%, 7/1/31	1,000	1,156

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

MUNICIPAL BONDS – 95.0% – continued

Arizona – 95.0% – continued

Greater Development Authority Infrastructure Revenue Bonds, Series 2, Santa Cruz County Jail, 5.00%, 8/1/28	$2,000	$2,138
5.25%, 8/1/31	1,005	1,079

Marana Municipal Property Corp. Facilities Revenue Bonds, Series A, 5.25%, 7/1/23	1,970	2,212

Maricopa County Elementary School District No. 1 Phoenix G.O. Unlimited Bonds, Series B, School Improvement Project of 2006, 4.50%, 7/1/21	1,190	1,312

Maricopa County Elementary School District No. 28 Kyrene G.O. Unlimited Bonds, Series B, School Improvement Project of 2010, 1.00%, 7/1/28	940	1,096
1.00%, 7/1/29	485	573
1.00%, 7/1/30	375	443

Maricopa County Elementary School District No. 8 Osborn G.O. Unlimited Bonds, Series B, School Improvement Project of 2006, 5.00%, 7/1/15	80	81

Maricopa County High School District No. 210 Phoenix G.O. Unlimited Refunding Bonds (AGM Insured), 5.25%, 7/1/18	225	257

Maricopa County Unified School District No. 60 Higley G.O. Limited Refunding Bonds (AGM Insured), 5.00%, 7/1/25	2,000	2,413

Maricopa County Unified School District No. 60 Higley G.O. Unlimited Bonds, Series C, School Improvement Project of 2006, 5.00%, 7/1/27	1,000	1,129

Maricopa County Unified School District No. 69 Paradise Valley G.O. Unlimited Bonds, Series D, School Improvement Project of 2011, 4.50%, 7/1/27	1,700	1,950

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, School Improvement, 5.00%, 7/1/23	175	198

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series A-1, School Improvement Project of 2010, 4.00%, 7/1/22	1,040	1,163

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Arizona – 95.0% – continued

Maricopa County Unified School District No. 80 Chandler G.O. Unlimited Bonds, Series C, School Improvement Project of 2010, 4.00%, 7/1/27	$425	$474

Maricopa County Unified School District No. 89 Dysart G.O. Unlimited Bonds, Series B, School Improvement Project of 2006 (AMBAC Insured), 5.00%, 7/1/27	500	537

Maricopa County Unified School District No. 95 Queen Creek G.O. Limited Refunding Bonds, 5.00%, 7/1/25	545	666
5.00%, 7/1/26	400	484

Mesa Street & Highway Revenue Refunding Bonds (AGM Insured), 5.00%, 7/1/23	1,000	1,210

Mesa Utility System Revenue Refunding Bonds, 3.00%, 7/1/27	250	251
3.25%, 7/1/29	1,765	1,777

Mohave County Unified School District No. 20 Kingman G.O. Unlimited Bonds, Series C, School Improvement Project of 2006 (Assured Guaranty Insured), 5.50%, 7/1/21	1,000	1,167
5.00%, 7/1/23	1,000	1,145

Northern University Research Projects COPS (AMBAC Insured), 5.00%, 9/1/26	400	404

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series B (AMT), Senior Lien, 5.25%, 7/1/16	1,000	1,061

Phoenix Civic Improvement Corp. Wastewater System Revenue Refunding Bonds, Senior Lien, 5.50%, 7/1/20	1,690	1,932
5.50%, 7/1/21	1,080	1,233

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/39	2,030	2,348

Pima County Sewer Revenue Bonds, Series B, 5.00%, 7/1/25	1,000	1,179

Pima County Sewer System Revenue Bonds, 5.00%, 7/1/25	1,000	1,198

	PRINCIPAL AMOUNT (000s)	VALUE (000s)

MUNICIPAL BONDS – 95.0% – continued

Arizona – 95.0% – continued

Pima County Sewer System Revenue Bonds (AGM Insured), 5.00%, 7/1/23	$1,350	$1,571

Pima County Street & Highway Revenue Bonds, 4.00%, 7/1/22	1,970	2,146

Pima County Unified School District No. 10 Amphitheater G.O. Unlimited Bonds, Series D, School Improvement Project of 2007, 5.00%, 7/1/24	1,005	1,208

Pima County Unified School District No. 6 Marana G.O. Unlimited Refunding Bonds (MAC Insured), 3.38%, 7/1/33	1,100	1,080
3.50%, 7/1/34	350	347

Pinal County Unified School District No. 43 Apache Junction G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 7/1/22	1,000	1,204

Prescott Valley Municipal Property Corp. Facilities Revenue Refunding Bonds, 5.00%, 1/1/24	1,835	2,105

Rio Nuevo Multi-Purpose Facilities District Excise TRB, Sub Lien (Assured Guaranty Insured), 5.25%, 7/15/16	1,000	1,060

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Series A, 5.00%, 1/1/37	1,000	1,033
5.00%, 1/1/39	1,225	1,370

Scottsdale Municipal Property Corp. Excise Tax Revenue Refunding Bonds, 5.00%, 7/1/30	2,675	3,300
5.00%, 7/1/33	1,315	1,566

Tucson Airport Authority, Inc. Revenue Bonds (AMT), Sub Lien (NATL-RE Insured), 5.00%, 12/1/23	1,135	1,208

Tucson COPS (Assured Guaranty Insured), 5.00%, 7/1/26	1,000	1,119
5.00%, 7/1/29	1,000	1,117

Tucson Water Bonds, 5.00%, 7/1/27	1,000	1,223
5.00%, 7/1/28	1,000	1,209

Tucson Water System Revenue Bonds, 5.00%, 7/1/25	1,825	2,128

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.0% – continued

Arizona – 95.0% – continued

Tucson Water System Revenue Bonds, Series 2005-B (AGM Insured), Prerefunded, 5.00%, 7/1/17	$1,590	$1,744

Yuma & La Paz Counties Community College District G.O. Limited Refunding Bonds, Series A, 4.00%, 7/1/28	1,000	1,082

Yuma County Library District G.O. Unlimited Bonds (XLCA Insured), 5.00%, 7/1/23	1,000	1,090
5.00%, 7/1/28	1,945	2,101
		85,497
Total Municipal Bonds
(Cost $79,292)		85,497

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.7%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01% (2)	6,068,801	$6,069
Total Investment Companies
(Cost $6,069)		6,069

Total Investments – 101.7%
(Cost $85,361)		91,566

Liabilities less Other Assets – (1.7)%		(1,520)
NET ASSETS – 100.0%		$90,046

(1)	When-Issued Security. Coupon rate is not in effect at March 31, 2015.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF INVESTMENTS
AAA	5.7%
AA	76.0
A	18.3

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Facilities	5.8%
Financials	6.6
General	20.4
School District	23.4
Transportation	6.2
Utilities	6.5
Water	16.6
All other sectors less than 5%	14.5

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

ARIZONA TAX-EXEMPT FUND continued	MARCH 31, 2015

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$85,497	$–	$85,497
Investment Companies	6,069	–	–	6,069
Total Investments	$6,069	$85,497	$–	$91,566

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.3%

California – 95.3%

Alameda County Joint Powers Authority Lease Revenue Bonds, Series A, Multiple Capital Projects, 4.00%, 12/1/24	$850	$966

Anaheim Public Financing Authority Electric System District Facilities Revenue Bonds (NATL-RE Insured), 4.50%, 10/1/37	3,000	3,167

Bay Area Toll Authority Bridge Revenue Refunding Bonds, Series D, 1.88%, 4/1/20	2,750	2,789

Bay Area Toll Authority Bridge Revenue Refunding Bonds, Series E, 2.00%, 4/1/21	8,000	8,108

Butte-Glenn Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/22	500	617

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), Partially Prerefunded, 5.00%, 8/1/27	535	537

Cabrillo Unified School District G.O. Unlimited Bonds, Series B, 4.00%, 8/1/44	7,525	7,792

California State Department of Water Resources Center Valley Project Revenue Bonds, Series AR, 4.00%, 12/1/34	1,795	1,930

California State Department of Water Resources Supply Revenue Bonds, Series L, 5.00%, 5/1/19	5,000	5,782

California State Department of Water Resources Valley Project Revenue Refunding Bonds, Series AS, 5.00%, 12/1/29	3,000	3,672

California State Economic Recovery G.O. Unlimited Refunding Bonds, Series A, Escrowed to Maturity, 5.00%, 7/1/19	5,000	5,823

California State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/23	3,375	4,149

California State G.O. Unlimited Bonds, 5.00%, 3/1/24	7,500	9,242
5.00%, 3/1/26	7,500	9,218
5.25%, 11/1/40	8,500	10,016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.3% – continued

California – 95.3% – continued

California State G.O. Unlimited Bonds, Series 2007, Unrefunded Balance (FGIC Insured), Partially Prerefunded, 5.38%, 6/1/26	$2,220	$2,239

California State G.O. Unlimited Bonds, Unrefunded Balance (NATL Insured), 4.75%, 2/1/19	85	85

California State G.O. Unlimited Refunding Bonds, 5.00%, 11/1/23	5,000	6,161

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute, 5.75%, 7/1/30	1,000	1,004

California State Public Works Board Lease Revenue Bonds, Series D, Department of Justice, 5.25%, 11/1/16	1,000	1,004

California State Public Works Board Lease Revenue Bonds, Series D, Judicial Council Projects, 4.25%, 12]/1/20	1,000	1,148

California State Public Works Board Lease Revenue Bonds, Subseries I-1, Various Capital Projects, 6.38%, 11/1/34	2,500	3,063

California State Public Works Board Lease Revenue Refunding Bonds, Series H, Department of Corrections & Rehabilitation, 5.00%, 6/1/19	2,000	2,016

California State Public Works Board Lease Revenue Refunding Bonds, Series J, Department of Corrections & Rehabilitation (AMBAC Insured), Prerefunded, 5.00%, 1/1/16	1,300	1,347

California State Sutter Health Facilities Financing Authority Revenue Bonds, Series A, 5.00%, 11/15/42	3,000	3,195

California State University Systemwide Revenue Bonds, Series C (NATL-RE Insured), Prerefunded, 5.00%, 11/1/15	865	889

California State University Systemwide Revenue Bonds, Series C (NATL-RE Insured), Unrefunded Balance, 5.00%, 11/1/28	310	319

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.3% – continued

California – 95.3% – continued

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 9/1/18	$2,980	$3,383
5.50%, 4/1/19	1,000	1,170
5.00%, 9/1/19	4,720	5,484
5.00%, 10/1/19	2,990	3,481
5.00%, 9/1/20	1,690	2,005
5.00%, 10/1/20	6,000	7,131
5.50%, 4/1/21	2,000	2,345
5.00%, 10/1/22	500	609
4.00%, 5/1/23	7,000	8,037
5.00%, 10/1/23	500	615
5.00%, 12/1/23	5,000	6,169
5.00%, 5/1/24	1,450	1,790
5.25%, 3/1/30	1,500	1,749
6.50%, 4/1/33	5,260	6,380

California State Various Purpose G.O. Unlimited Bonds, (XLCA Insured), 4.50%, 3/1/36	2,500	2,573

California State Various Purpose G.O. Unlimited Bonds, Prerefunded, 5.00%, 8/1/15	3,225	3,276

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 9/1/23	1,500	1,816
5.00%, 10/1/25	1,500	1,842
5.00%, 10/1/26	5,000	6,083

Carlsbad Unified School District G.O. Unlimited CABS, 3.79%, 5/1/19 (1)	1,250	1,164

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, 5.75%, 8/1/26	1,000	1,242

Chaffey Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/25	1,000	1,242

Contra Costa Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/21	1,250	1,520

Desert Community College District G.O. Unlimited Bonds, Series C (AGM Insured), 5.00%, 8/1/37	4,250	4,603

East Bay Municipal Utility District Wastewater System Revenue Refunding Bonds, Series A, 5.00%, 6/1/28	1,145	1,417

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.3% – continued

California – 95.3% – continued

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series A, 5.00%, 6/1/23	$715	$889
5.00%, 6/1/26	1,000	1,276
5.00%, 6/1/28	1,000	1,237
5.00%, 6/1/32	500	607

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series B, 5.00%, 6/1/22	1,745	2,149
5.00%, 6/1/24	1,075	1,359

Eastern Municipal District Water & Sewer COPS, Series H, 5.00%, 7/1/33	2,000	2,228

El Camino Community College District G.O. Unlimited CABS, Series C, Election of 2002, 3.03%, 8/1/23 (1)	9,940	8,146

El Dorado Irrigation District COPS, Series A (Assured Guaranty Insured), 4.00%, 8/1/18	1,915	2,097

Foothill Eastern Transportation Corridor Agency Toll Road Revenue CABS, Series A, Senior Lien, Escrowed to Maturity, 3.25%, 1/1/20 (1)	2,150	2,027

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, 5.38%, 8/1/44	1,500	1,801

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Refunding Bonds, Series A, 6/1/34 (2)	1,500	1,728
6/1/40 (2)	5,000	5,701

Long Beach Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.00%, 8/1/20	1,075	1,253

Los Altos School District G.O. Unlimited Refunding Bonds (AMBAC Insured), Unrefunded Balance, 5.00%, 8/1/19	1,160	1,233

Los Angeles Community College District G.O. Unlimited Bonds, Series G, 5.00%, 8/1/23	5,000	6,245

Los Angeles Community College District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/21	1,890	2,299

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.3% – continued

California – 95.3% – continued

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/23	$5,000	$6,245
5.00%, 8/1/25	5,600	7,020
5.00%, 8/1/30	4,000	4,776

Los Angeles County Public Works Financing Authority Lease Revenue Bonds, Series A, 5.00%, 12/1/26	855	1,032
5.00%, 12/1/27	1,000	1,197

Los Angeles Department of Airports Senior Revenue Bonds, Series B, 4.00%, 5/15/25	485	561
5.00%, 5/15/26	635	783
5.00%, 5/15/27	640	781
5.00%, 5/15/28	600	723

Los Angeles Department of Airports Subordinate Revenue Refunding Bonds, Series C, 5.00%, 5/15/22	425	516
5.00%, 5/15/23	750	919
5.00%, 5/15/24	400	494

Los Angeles Department of International Airports Revenue Bonds, Senior Series D, 5.00%, 5/15/40	3,500	3,977

Los Angeles Department of International Airports Revenue Bonds, Series D, 5.00%, 5/15/22	1,395	1,656
5.25%, 5/15/29	5,000	5,844

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1, 5.25%, 7/1/38	2,825	3,162

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	2,490	2,710

Los Angeles Harbor Department Revenue Refunding Bonds, Series A (AMT), 5.00%, 8/1/19	1,500	1,719
5.00%, 8/1/22	2,975	3,566
5.00%, 8/1/23	5,990	7,286
5.00%, 8/1/24	1,475	1,809

Los Angeles Unified School District G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/23	7,500	9,297

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.3% – continued

California – 95.3% – continued

Los Angeles Wastewater System Revenue Refunding Bonds, Series A (NATL Insured), 6.00%, 6/1/21	$1,185	$1,506

Los Angeles Wastewater System Revenue Refunding Bonds, Subseries C, 5.00%, 6/1/23	1,935	2,379

Marin County COPS, 3.00%, 8/1/21	1,595	1,697
4.00%, 8/1/23	1,140	1,252

Midpeninsula Regional Open Space District Revenue Bonds, 5.25%, 9/1/34	2,000	2,347

Modesto Irrigation District Electric Revenue Refunding Bonds, Series A, 4.00%, 7/1/19	1,230	1,374

Modesto Irrigation District Financing Authority Revenue Refunding Bonds, Series G, Domestic Water Project (AGM Insured), 5.00%, 9/1/20	1,000	1,188
5.00%, 9/1/22	1,445	1,765

Modesto Wastewater Revenue Refunding Bonds, Series A (AGM Insured), 5.25%, 11/1/18	1,000	1,029

Mojave Water Agency COPS, Series A, 5.00%, 6/1/23	665	758

Natomas Unified School District G.O. Unlimited Refunding Bonds (BAM Insured), 5.00%, 8/1/25	3,860	4,673
5.00%, 8/1/26	2,145	2,576

Northern California Power Agency Revenue Bonds, Series A, 5.00%, 7/1/18	1,500	1,697

Orange County Transportation Authority Toll Road Revenue Refunding Bonds, Senior Lien, 91 Express Lanes, 5.00%, 8/15/20	1,000	1,189

Pasadena Unified School District G.O. Unlimited Refunding Bonds (AGM Insured), Prerefunded, 5.00%, 11/1/15	4,775	5,004

Pomona Unified School District G.O. Unlimited Refunding Bonds (BAM Insured), 5.00%, 8/1/27	715	852
5.00%, 8/1/28	835	982

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.3% – continued

California – 95.3% – continued

Poway Unified School District No. 07-1 Improvement G.O. Unlimited Bonds, Series A, Election of 2008, 3.81%, 8/1/20 (1)	$3,280	$2,968

Redlands Unified School District G.O. Unlimited Bonds, Election of 2008 (AGM Insured), 5.00%, 7/1/28	150	168
5.00%, 7/1/29	1,000	1,122

Riverside County Asset Leasing Corp. Revenue Bonds, Series A, Pub Defender & Probation Building, 5.25%, 11/1/24	800	973

Riverside Public Financing Authority Local Measure A Sales Tax Revenue COPS, Riverside Payment Rehabilitation (AGM Insured), 5.25%, 6/1/24	615	734

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,500	1,730

Sacramento County Sanitation Districts Financing Authority Revenue Refunding Bonds, 8/1/25 (2)	750	946
8/1/33 (2)	2,000	2,377

Sacramento Municipal Utility District Revenue Bonds, Series U (AGM Insured), 5.00%, 8/15/19	1,000	1,138
5.00%, 8/15/25	2,000	2,263

Sacramento Municipal Utility District Revenue Refunding Bonds, Series X, 5.00%, 8/15/20	1,950	2,323

San Diego Public Facilities Financing Authority Lease Revenue Refunding Bonds, Series A, Master Refunding Project, 4.00%, 3/1/19	1,150	1,264
4.25%, 3/1/20	1,130	1,268

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, 4.00%, 5/15/20	1,495	1,656

San Diego Public Facilities Financing Authority Sewer Revenue Refunding Bonds, Senior Series B, 5.00%, 5/15/20	5,000	5,825

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.3% – continued

California – 95.3% – continued

San Diego Regional Building Authority Revenue Bonds, Series A, County Operations Center & Annex, 4.00%, 2/1/19	$3,615	$3,972

San Diego Unified School District G.O. Unlimited Refunding Bonds, Series E-2, Election of 1998 (AGM Insured), 5.50%, 7/1/27	1,500	1,972

San Dieguito Union High School District G.O. Unlimited Bonds, Series A-2, Election of 2012, 4.00%, 8/1/38	1,000	1,048

San Francisco Bay Area Toll Authority Bridge Revenue Bonds, Series F-1, Prerefunded, 5.00%, 4/1/19	2,000	2,311

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.13%, 4/1/19	1,000	1,160

San Francisco City & County Airports Commission Revenue Refunding Bonds, Second Series C (AGM Insured), 4.00%, 5/1/18	1,875	2,057

San Francisco City & County International Airports Commission Revenue Refunding Bonds, Second Series A (AMT), 5.00%, 5/1/24	1,095	1,288

San Francisco City & County Public Utilities Commission Water Revenue Bonds, 4.00%, 11/1/39	2,000	2,083

San Francisco City & County Public Utilities Commission Water Revenue Bonds, Subseries A, WSIP, 5.00%, 11/1/20	1,000	1,193

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, 11/1/22 (2)	3,000	3,461
11/1/23 (2)	2,000	2,489
11/1/24 (2)	2,380	2,973
11/1/30 (2)	1,000	1,197

San Francisco City & County Unified School District Property G.O. Unlimited Bonds, Series E, Election of 2006, 5.00%, 6/15/22	2,615	3,115

San Francisco Community College District G.O. Unlimited Refunding Bonds, 6/15/23 (2)	4,000	4,897

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.3% – continued

California – 95.3% – continued
6/15/24 (2)	$3,000	$3,681
6/15/28 (2)	1,300	1,558
6/15/30 (2)	1,500	1,781

San Jacinto Unified School District G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 8/1/25	875	1,064
5.00%, 8/1/26	1,055	1,269

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, 5.75%, 3/1/28	2,000	2,418

San Jose Airport Revenue Refunding Bonds, Series A (AMT), 5.00%, 3/1/22	1,300	1,534

San Jose Unified School District Santa Clara County G.O. Unlimited Refunding Bonds, 5.00%, 8/1/23	1,000	1,194

San Juan Unified School District G.O. Unlimited Bonds, Series B, Election 2012, 3.00%, 8/1/23	1,285	1,392
3.00%, 8/1/25	3,895	4,105

San Mateo County Transit District Tax Revenue Refunding Bonds, Series A (NATL-RE Insured), 4.75%, 6/1/28	3,785	3,814

San Mateo Sewer Revenue Bonds, Series A, 5.00%, 8/1/23	1,140	1,426

Santa Ana Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.50%, 8/1/30	2,000	2,279

Santa Barbara Unified School District G.O. Unlimited Refunding Bonds, 5.00%, 8/1/25	1,000	1,228

Santa Clara Unified School District G.O. Unlimited Bonds, Election of 2010, 4.50%, 7/1/32	2,000	2,173

Santa Clara Unified School District G.O. Unlimited Bonds, Series A, Election of 2004, 5.00%, 7/1/29	1,500	1,688
5.00%, 7/1/30	4,040	4,532
5.00%, 7/1/34	1,000	1,112

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.3% – continued

California – 95.3% – continued

Santa Rosa Wastewater Revenue Bonds, Series A (AGM Insured), 5.25%, 9/1/27	$1,255	$1,358

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, 6.00%, 7/1/43	2,000	2,434

South Orange County Public Financing Authority Special Tax Refunding Bonds, Series A, Foothill Area (NATL Insured), 5.25%, 8/15/18	2,500	2,510

Southern California Public Power Authority Revenue Bonds, Milford Wind Corridor Project 1, 5.00%, 7/1/24	1,240	1,459

Southern California Public Power Authority Revenue Bonds, Windy Point/Windy Flats Project 1, 5.00%, 7/1/30	2,500	2,930

Southern California State Public Power Authority Revenue Refunding Bonds, Series C, 5.00%, 7/1/25	3,525	4,397

Stockton Public Financing Authority Wastewater Revenue Refunding Bonds (BAM Insured), 5.00%, 9/1/25	1,095	1,321

Turlock Irrigation District First Priority Subordinated Revenue Refunding Bonds, 5.00%, 1/1/28	625	740

University of California Regents Revenue Refunding Bonds, Series I, 5.00%, 5/15/27	2,000	2,449

University of California Revenue Refunding Bonds, Series AO, 5.00%, 5/15/22	3,250	3,962

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.25%, 8/1/27	2,125	2,390

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, 5.50%, 8/1/18	1,000	1,150

Ventura County Community College District G.O. Unlimited CABS, Series C, Election of 2002, 4.25%, 8/1/17 (1)	1,615	1,581
4.28%, 8/1/18 (1)	1,635	1,550

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.3% – continued

California – 95.3% – continued

Ventura County Public Financing Authority Lease Revenue Bonds, Series B, 5.00%, 11/1/24	$1,060	$1,289

West Valley-Mission Community College District G.O. Unlimited Bonds, Series B, Election of 2012, 5.00%, 8/1/28	2,500	3,101

West Valley-Mission Community College District G.O. Unlimited CABS, Series B, 3.43%, 8/1/16 (1)	1,115	1,109

Western Riverside County Trust & Wastewater Finance Authority Revenue Bonds, Western Municipal Water District Improvement Project (Assured Guaranty Insured), 5.13%, 9/1/29	1,645	1,852

Yucaipa Valley Water District System Revenue Refunding Bonds, Series A, 5.00%, 9/1/25	500	617
5.00%, 9/1/26	1,000	1,219
		453,657
Total Municipal Bonds
(Cost $431,759)		453,657

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 9.6%

Northern Funds – California Municipal Money Market Fund, 0.01% (3)	45,604,626	$45,605
Total Investment Companies
(Cost $45,605)		45,605

Total Investments – 104.9%
(Cost $477,364)		499,262

Liabilities less Other Assets – (4.9)%		(23,201)
NET ASSETS – 100.0%		$476,061

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	When-Issued Security. Coupon rate is not in effect at March 31, 2015.
(3)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the California Municipal Money Market Fund.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	3.2%
AA	62.1
A	34.7

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	9.1%
General Obligation	33.7
School District	14.8
Transportation	6.4
Water	10.2
All other sectors less than 5%	25.8

Total	100.0%

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$ –	$453,657	$–	$453,657
Investment Companies	45,605	–	–	45,605
Total Investments	$45,605	$453,657	$–	$499,262

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7%

California – 93.7%

Alhambra Unified School District Elementary Schools Improvement G.O. Unlimited Bonds, Series A, Election of 2008 (Assured Guaranty Insured), 5.50%, 8/1/33	$1,000	$1,147

Brentwood Infrastructure Financing Authority Water Revenue Bonds, Prerefunded, 5.75%, 7/1/18	3,595	4,152

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), Partially Prerefunded, 5.00%, 8/1/27	540	542

Cabrillo Unified School District G.O. Unlimited Bonds, Series B, 4.00%, 8/1/44	3,215	3,329

California State G.O. Unlimited Bonds, 5.00%, 3/1/24	5,000	6,161
5.00%, 3/1/26	2,500	3,073

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	5,000	5,931

California State Infrastructure & Economic Development Bank Revenue Bonds, Series A, Scripps Research Institute, 5.75%, 7/1/30	250	251

California State Public Works Board Lease Revenue Bonds, Series A, Department of General Services-Buildings 8 & 9, 6.00%, 4/1/25	1,400	1,662

California State Public Works Board Lease Revenue Refunding Bonds, Series B, Various Community College Project (AMBAC Insured), 5.63%, 3/1/16	475	486

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/20	5,000	5,942
4.00%, 5/1/23	985	1,131
5.25%, 3/1/30	3,500	4,080
5.50%, 3/1/40	2,865	3,370

California State Various Purpose G.O. Unlimited Bonds, Prerefunded, 5.00%, 8/1/15	1,000	1,016

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 10/1/25	1,000	1,228

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

California – 93.7% – continued

Centinela Valley Union High School District G.O. Unlimited Bonds, Series B, Election of 2008, 5.75%, 8/1/29	$570	$696
6.00%, 8/1/36	1,000	1,245

Chabot-Las Positas Community College District G.O. Unlimited Bonds, Series B, Election of 2004 (AMBAC Insured), 5.00%, 8/1/30	850	899

Corona-Norco Unified School District G.O. Unlimited Bonds, Series C, Election of 2006 (AGM Insured), 5.50%, 8/1/39	500	582

Desert Community College District G.O. Unlimited Bonds, Series C (AGM Insured), 5.00%, 8/1/37	705	764

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series A, 5.00%, 6/1/28	3,150	3,897
5.00%, 6/1/37	520	621

Fremont Union High School District Santa Clara County G.O. Unlimited Bonds, Series A, Election of 2008, 5.38%, 8/1/44	3,500	4,201

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Refunding Bonds, Series A, 6/1/34 (1)	3,500	4,033

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/29	2,000	2,401
5.00%, 8/1/30	1,000	1,194

Los Angeles County Regional Financing Authority Insured Revenue Bonds, Series A, Montecedro, Inc. Project (California Mortgage Insured), 5.00%, 11/15/44	1,000	1,109

Los Angeles Department of International Airports Revenue Bonds, Senior Series D, 5.00%, 5/15/40	1,500	1,704

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	1,000	1,088

Los Angeles Harbor Department Revenue Bonds, Escrowed to Maturity, 7.60%, 10/1/18	15	17

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

California – 93.7% – continued

Marin County COPS, 4.25%, 8/1/34	$1,575	$1,655

Midpeninsula Regional Open Space District Revenue Bonds, 5.25%, 9/1/34	600	704
5.50%, 9/1/41	2,500	2,989

Modesto Irrigation District Capital Improvements COPS, Series A, 5.75%, 10/1/29	1,500	1,729
6.00%, 10/1/39	2,000	2,326

Newport Mesa Unified School District G.O. Unlimited CABS, Election of 2005, 3.42%, 8/1/33 (2)	10,000	5,125

Palomar Pomerado Health G.O. Unlimited Convertible CABS, Series A, Election of 2004 (Assured Guaranty Insured), 1.73%, 8/1/38 (2)	5,000	5,294

Rio Hondo Community College District G.O. Unlimited Bonds, Series B, Election of 2009, 5.50%, 8/1/30	1,605	1,871

Sacramento County Sanitation Districts Financing Authority Revenue Refunding Bonds, 8/1/33 (1)	425	505

Sacramento Municipal Utility District Revenue Bonds, Series A, 5.00%, 8/15/37	55	64

San Diego County Water Authority COPS, Series 2008 A (AGM Insured), 5.00%, 5/1/38	2,000	2,214

San Diego Public Facilities Financing Authority Sewer Revenue Bonds, Senior Series A, 5.00%, 5/15/28	1,500	1,725

San Dieguito Union High School District G.O. Unlimited Bonds, Series A-2, Election of 2012, 4.00%, 8/1/38	950	996

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.00%, 4/1/19	3,650	4,217
5.13%, 4/1/19	1,500	1,740

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, 11/1/30 (1)	2,000	2,394
11/1/32 (1)	2,000	2,374

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

California – 93.7% – continued

San Francisco Community College District G.O. Unlimited Refunding Bonds, 6/15/23 (1)	$500	$612
6/15/24 (1)	600	736
6/15/30 (1)	1,500	1,781

San Joaquin County Transportation Authority Measure K Limited TRB, Series A, 5.25%, 3/1/31	2,075	2,427

San Mateo County Transit District Tax Revenue Refunding Bonds, Series A (NATL-RE Insured), 4.75%, 6/1/28	1,000	1,008

Santa Clara Electric Revenue Refunding Bonds, Series A, 6.00%, 7/1/31	1,195	1,447

Santa Rosa Wastewater Revenue Refunding Bonds, Series A (NATL Insured), 5.25%, 9/1/16	20	21

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, 6.00%, 7/1/43	2,025	2,465

Southern California State Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, Prerefunded, 6.00%, 7/1/18	2,520	2,931

Southern California State Public Power Authority Revenue Refunding Bonds, Series C, 5.00%, 7/1/25	3,000	3,742

University of California Revenue Refunding Bonds, Series AO, 5.00%, 5/15/22	1,000	1,219
5.00%, 5/15/26	1,250	1,556

Val Verde Unified School District G.O. Unlimited Bonds, Series A, Election of 2008, 5.25%, 8/1/27	2,500	2,812

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, Prerefunded, 5.50%, 8/1/18	4,065	4,673

West Valley-Mission Community College District G.O. Unlimited Bonds, Series B, Election of 2012, 5.00%, 8/1/28	925	1,147

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA TAX-EXEMPT FUND continued	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 93.7% – continued

California – 93.7% – continued

Western Riverside County Trust & Wastewater Finance Authority Revenue Bonds, Western Municipal Water District Improvement Project (Assured Guaranty Insured), 5.13%, 9/1/29	$2,000	$2,252
		136,703
Total Municipal Bonds
(Cost $122,036)		136,703

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 13.0%

Northern Funds – California Municipal Money Market Fund, 0.01% (3)	18,934,724	$18,935
Total Investment Companies
(Cost $18,935)		18,935

Total Investments – 106.7%
(Cost $140,971)		155,638

Liabilities less Other Assets – (6.7)%		(9,807)
NET ASSETS – 100.0%		$145,831

(1)	When-Issued Security. Coupon rate is not in effect at March 31, 2015.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to the California Municipal Money Market Fund.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	1.6%
AA	56.1
A	42.3

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General Obligation	34.6%
School District	14.5
Financials	12.2
Water	10.1
General	7.3
All other sectors less than 5%	21.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$ –	$136,703	$–	$136,703
Investment Companies	18,935	–	–	18,935
Total Investments	$18,935	$136,703	$–	$155,638

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0%

Alabama – 1.7%

Alabama State Port Authority Docks Facilities Revenue Bonds, 6.00%, 10/1/40	$5,000	$5,823

Arizona – 1.3%

Maricopa County Pollution Control Corp. Variable Revenue Refunding Bonds, Series A, Public Service Co. of New Mexico, Palo Verde Project, 6.25%, 1/1/38	4,000	4,448

California – 10.3%

California State Municipal Finance Authority COPS Revenue Bonds, Community Hospitals of Central California, 5.50%, 2/1/39	4,000	4,491

California State Municipal Finance Authority Revenue Bonds, Series A, University of La Verne, 6.13%, 6/1/30	2,000	2,340
6.25%, 6/1/40	1,000	1,150

California Statewide Communities Development Authority Revenue Bonds, California Baptist University, 7.25%, 11/1/31	2,000	2,403

California Statewide Communities Development Authority Revenue Bonds, Loma Linda University Medical Center, 5.25%, 12/1/44	1,500	1,664

California Statewide Communities Development Authority Revenue Bonds, Series A, California Baptist University, 5.50%, 11/1/38	2,000	2,103

Golden State Tobacco Securitization Corp. Tobacco Settlement Asset Backed Revenue Bonds, Senior Series A-1, 5.13%, 6/1/47	2,000	1,539
5.75%, 6/1/47	3,000	2,529

Los Angeles Department of Airports Revenue Refunding Bonds, Subseries C, 5.00%, 5/15/38	1,250	1,457

Los Angeles Department of Water & Power System Revenue Bonds, Series D, 5.00%, 7/1/39	5,000	5,802

San Francisco City & County Airports Commission Revenue Bonds, Series E, 6.00%, 5/1/39	5,000	5,874

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

California – 10.3% – continued

Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue Bonds, Senior Series A1, 5.00%, 6/1/37	$4,000	$3,409
		34,761

Colorado – 3.0%

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/36	4,000	4,553

Prairie Center Metropolitan District No. 3 Limited Property Tax Supported G.O. Limited Bonds, Series A, 5.40%, 12/15/31	2,000	2,067

Regional Transportation District Private Activity Revenue Bonds, Denver Transportation Partners, 6.00%, 1/15/41	3,000	3,438
		10,058

Connecticut – 0.8%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series G, Sacred Heart University, 5.13%, 7/1/26	1,250	1,401
5.38%, 7/1/31	1,250	1,407
		2,808

Delaware – 0.7%

Delaware State EDA Gas Facilities Revenue Refunding Bonds, Delmarva Power, 5.40%, 2/1/31	2,000	2,260

District of Columbia – 2.8%

District of Columbia Revenue Bonds, Cesar Chavez Charter Schools, 7.88%, 11/15/40	5,265	6,172

Metropolitan Washington Airports Authority Dulles Toll Road Revenue Refunding Bonds, Series A, Dulles Metrorail and Capital Project, 5.00%, 10/1/53	3,000	3,208
		9,380

Florida – 4.2%

Broward County Airport Exempt Facility Revenue Bonds (AMT), Learjet, Inc. Project, 7.50%, 11/1/20	5,430	5,510

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

Florida – 4.2% – continued

Capital Trust Agency Air Cargo Revenue Refunding Bonds, Series A, Aero Miami FX, 5.35%, 7/1/29	$3,655	$4,060

Jacksonville Economic Development Commission Health Care Facilities Revenue Refunding Bonds, Series A, Proton Therapy Institute, 6.00%, 9/1/17	1,170	1,254

Miami-Dade County Aviation Revenue Refunding Bonds, Series B, 5.00%, 10/1/37	3,000	3,402

Sterling Hill Community Development District Capital Improvement Special Assessment Revenue Bonds, Series B, 5.50%, 11/1/10 (1)(2)	155	–
		14,226

Georgia – 1.8%

Atlanta Water & Wastewater Revenue Bonds, Series A, Prerefunded, 6.25%, 11/1/19	5,000	6,119

Illinois – 3.8%

Illinois State Finance Authority Revenue Bonds, Series A, Provena Health, 7.75%, 8/15/34	3,500	4,356

Illinois State Finance Authority Revenue Bonds, Series A, Three Crowns Park Plaza, 5.88%, 2/15/38	2,500	2,515

Illinois State Finance Authority Revenue Bonds, Silver Cross & Medical Centers, Prerefunded, 6.88%, 8/15/19	1,000	1,240
7.00%, 8/15/19	1,000	1,245

Railsplitter Tobacco Settlement Authority Revenue Bonds, 5.50%, 6/1/23	1,000	1,184
6.00%, 6/1/28	2,000	2,377
		12,917

Indiana – 4.4%

Indiana State Finance Authority Educational Facilities Revenue Bonds, Marian University Project, 6.50%, 9/15/30	3,000	3,516
6.38%, 9/15/41	2,000	2,314

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

Indiana – 4.4% – continued

Indiana State Finance Authority Environmental Variable Revenue Bonds, Series B, Duke Energy Project, 6.00%, 8/1/39	$2,000	$2,350

Indiana State Municipal Power Agency Revenue Bonds, Series B, 6.00%, 1/1/39	2,000	2,318

North Manchester Economic Development Revenue Refunding Bonds, Series A, Peabody Retirement Community Project, 6.05%, 12/1/45	389	195

North Manchester Economic Development Revenue Refunding Bonds, Subseries B, Peabody Retirement Community Project, 1.00%, 12/1/45 (1)	333	7

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., 5.70%, 9/1/37 (3)(4)	1,000	1,015
8.00%, 9/1/41	2,500	3,020
		14,735

Kentucky – 0.9%

Kentucky Public Transportation Infrastructure Authority First Tier Toll Revenue Bonds, Series A, Downtown Crossing Project, 5.75%, 7/1/49	2,500	2,880

Louisiana – 6.9%

Louisiana State Gas & Fuels TRB, Series B, Second Lien, 5.00%, 5/1/39	5,000	5,689

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Westlake Chemical Corp., 6.50%, 8/1/29	2,000	2,403

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A, Woman’s Hospital Foundation, 5.88%, 10/1/40	3,000	3,569

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series A-1, Westlake Chemical Corp., 6.50%, 11/1/35	2,000	2,410

Louisiana State Public Facilities Authority Revenue Bonds, Belle Chasse Educational Foundation Project, 6.75%, 5/1/41	1,250	1,414

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

Louisiana – 6.9% – continued

New Orleans Aviation Board Revenue Bonds, Series A, 5.00%, 1/1/40	$1,500	$1,690
5.00%, 1/1/45	2,500	2,805

New Orleans Water Revenue Refunding Bonds, 5.00%, 12/1/44	3,000	3,322

		23,302

Maine – 1.4%

Maine State Health & Higher Educational Facilities Authority Revenue Bonds, Maine General Medical Center, 7.50%, 7/1/32	2,000	2,424
6.75%, 7/1/41	2,000	2,254

		4,678

Maryland – 2.6%

Anne Arundel County Special Obligation Tax Allocation Bonds, National Business Park-North Project, 6.10%, 7/1/40	4,335	4,669

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series A, Adventist Healthcare, 6.25%, 1/1/31	1,500	1,764
6.13%, 1/1/36	2,000	2,300

		8,733

Massachusetts – 1.9%

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series A, 5.00%, 7/1/28	5,000	6,298

Michigan – 1.4%

Michigan State Finance Authority Revenue Refunding Bonds, Series D-4 Local Government Loan Program, Detroit Water and Sewerage Department Water Supply System, 5.00%, 7/1/30	2,000	2,202

Royal Oak Hospital Finance Authority Revenue Bonds, Series V, William Beaumont Hospital, Prerefunded, 8.25%, 9/1/18	2,000	2,487

		4,689

Minnesota – 1.9%

Rochester Health Care & Housing Revenue Refunding Bonds, Series A, Samaritan Bethany, 7.38%, 12/1/41	3,000	3,347

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

Minnesota – 1.9% – continued

Western Minnesota Municipal Power Agency Revenue Bonds, Series A, 5.00%, 1/1/46	$2,500	$2,878

		6,225

Mississippi – 2.6%

Lowndes County Solid Waste Disposal & Pollution Control Revenue Refunding Bonds, Series A, Weyerhaeuser Co. Project, 6.80%, 4/1/22	4,710	5,886

Warren County Gulf Opportunity Zone Revenue Bonds, Series A, International Paper Co., 5.80%, 5/1/34	2,530	2,915

		8,801

Missouri – 2.3%

Grundy County IDA Health Facilities Revenue Bonds, Wright Memorial Hospital, 6.45%, 9/1/29	2,530	2,765
6.75%, 9/1/34	1,750	1,920

St. Louis County IDA Senior Living Facilities Revenue Bonds, Series A, St. Andrews Resources for Seniors, 6.38%, 12/1/41	3,005	3,078

		7,763

Nebraska – 0.4%

Omaha Public Power District Separate Electric Revenue Refunding Bonds, Series A, 5.25%, 2/1/42	1,000	1,176

New Jersey – 3.5%

New Jersey State Economic Development Authority Special Facility Revenue Bonds, Series B (AMT), Continental Airlines, Inc. Project, 5.63%, 11/15/30	2,000	2,275

New Jersey State EDA Private Activity Revenue Bonds (AMT), The Goethals Project, 5.38%, 1/1/43	2,500	2,791

New Jersey State EDA Revenue Bonds, MSU Student Housing Project – Provident Group, 5.88%, 6/1/42	3,000	3,399

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

New Jersey – 3.5% – continued

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, St. Joseph’s Healthcare System, 6.63%, 7/1/38	$3,000	$3,373
		11,838

New York –1.7%

Metropolitan Transportation Authority Revenue Bonds, Subseries A-1, 5.00%, 11/15/45	5,000	5,693

New York State Liberty Development Corp. Revenue Bonds, Series A, National Sports Museum Project, 6.13%, 2/15/19 (1)(2)	2,200	–
		5,693

North Carolina – 2.3%

North Carolina State Capital Facilities Finance Agency Revenue Bonds, Series B, Duke University Project, 5.00%, 10/1/38	5,000	5,637

North Carolina State Medical Care Commission Health Care Facilities First Mortgage Revenue Bonds, Series A, Deerfield Community, 6.13%, 11/1/38	2,000	2,193
		7,830

Ohio – 6.7%

American Municipal Power, Inc. Prairie State Energy Campus Project Revenue Refunding Bonds, Series A, 5.00%, 2/15/39	1,250	1,413

Lucas County Health Care Facilities Revenue Refunding & Improvement Bonds, Series A, Lutheran Homes, 7.00%, 11/1/45	4,000	4,428

Ohio State Fresh Water Development Authority Revenue Bonds, Series A, 5.00%, 12/1/21	5,690	6,906

Ohio State Turnpike Commission Revenue Bonds, Series A1, Junior Lien, Infrastructure Project, 5.00%, 2/15/48	3,000	3,307

Southeastern Ohio Port Authority Hospital Facilities Revenue Refunding Bonds, Memorial Health System, 5.00%, 12/1/35	1,000	1,031
5.00%, 12/1/43	600	613

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

Ohio – 6.7% – continued

Toledo-Lucas County Port Authority Revenue Refunding Bonds, CSX Transportation, Inc. Project, 6.45%, 12/15/21	$4,000	$5,004
		22,702

Oklahoma – 0.8%

Grand River Dam Authority Revenue Bonds, Series A, 5.00%, 6/1/39	2,350	2,718

Pennsylvania – 4.2%

Allegheny County Redevelopment Authority Tax Allocation Bonds, Pittsburgh Mills Project, 5.60%, 7/1/23	2,000	2,027

Butler County Hospital Authority Revenue Bonds, Butler Health System Project, Prerefunded, 7.13%, 7/1/19	3,000	3,732

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Edinboro University Foundation, 6.00%, 7/1/43	2,500	2,733

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Shippensburg University, 6.25%, 10/1/43	2,000	2,272

Pennsylvania State Turnpike Commission Revenue Bonds, Series C, 5.00%, 12/1/39	3,000	3,408
		14,172

Rhode Island – 2.2%

Tobacco Settlement Financing Corp. Asset Backed Revenue Bonds, Series A, 6.25%, 6/1/42	3,000	3,008

Tobacco Settlement Financing Corp. Asset Backed Revenue Refunding Bonds, Series A, 5.00%, 6/1/40	4,000	4,314
		7,322

Texas – 11.1%

Arlington Higher Education Finance Corp. Revenue Bonds, Series A, Lifeschool Dallas, (PSF-Gtd.), 5.00%, 8/15/39	2,000	2,289

Dallas Area Rapid Transit Sales Tax Revenue Refunding Bonds, Series A, 5.00%, 12/1/35	3,400	3,982

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 91.0% – continued

Texas – 11.1% – continued

Dallas County Flood Control District G.O. Unlimited Refunding Bonds, 7.25%, 4/1/32	$1,000	$1,002

HFDC of Central Texas, Inc. Retirement Facilities Revenue Bonds, Series A, Legacy at Willowbend Project, 5.75%, 11/1/36	3,000	3,042

San Antonio Electric & Gas Revenue Bonds, Junior Lien, 5.00%, 2/1/43	2,500	2,821

Texas State PFA Charter School Finance Corp. Education Revenue Bonds, Series A, Cosmos Foundation, Inc., 6.20%, 2/15/40	3,500	4,095

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, LBJ Infrastructure, 7.00%, 6/30/40	3,000	3,643

Texas State Private Activity Bond Surface Transportation Corp. Revenue Bonds, Senior Lien, NTE Mobility, 6.88%, 12/31/39	2,500	2,996

Texas State Transportation Commission Turnpike System Revenue Refunding Bonds, Subseries C, 5.00%, 8/15/37	1,800	1,988
5.00%, 8/15/42	1,250	1,372

Travis County Health Facilities Development Corp. Revenue Bonds, Westminster Manor Project, 7.00%, 11/1/30	1,000	1,162
7.13%, 11/1/40	2,000	2,331

University of Texas Permanent University Fund Revenue Refunding Bonds, Series B, 5.25%, 7/1/28	5,000	6,495
		37,218

Washington – 1.4%

Washington State Health Care Facilities Authority Revenue Bonds, Central Washington Health Services, 7.00%, 7/1/39	4,000	4,633
Total Municipal Bonds
(Cost $277,661)		306,206

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 7.0%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01% (5)	23,718,554	$23,719
Total Investment Companies
(Cost $23,719)		23,719

Total Investments – 98.0%
(Cost $301,380)		329,925

Other Assets less Liabilities – 2.0%		6,683
NET ASSETS – 100.0%		$336,608

(1)	Issuer has defaulted on terms of debt obligation.
(2)	Level 3 asset that is worthless, bankrupt or has been delisted.
(3)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of this restricted illiquid security amounted to approximately $1,015,000 or 0.3% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Vigo County Hospital Authority Revenue Bonds, Union Hospital, Inc., 5.70%, 9/1/37	7/25/08	$861

(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Funds.
(5)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

HIGH YIELD MUNICIPAL FUND continued	MARCH 31, 2015

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	5.1%
AA	14.1
A	16.8
BBB	42.1
BB	7.7
B	3.9
Not rated	10.3

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Airport	7.7%
Development	11.2
Education	5.1
General	6.4
Higher Education	9.7
Medical	13.6
Nursing Homes	5.4
Financials	7.2
Tobacco	5.5
Transportation	12.7
Water	5.6
All other sectors less than 5%	9.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$306,206	$–	$306,206
Investment Companies	23,719	–	–	23,719
Total Investments	$23,719	$306,206	$–	$329,925

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7%

Alabama – 1.4%

Alabama Federal Aid Highway Finance Authority Special Obligation Revenue Bonds, 5.00%, 9/1/27	$10,700	$13,049
5.00%, 9/1/28	10,165	12,257
5.00%, 9/1/30	10,000	11,919

University of Alabama General Revenue Refunding Bonds, Series A, 5.00%, 7/1/22	5,875	7,132
		44,357

Alaska – 0.3%

Alaska State G.O. Unlimited Bonds, Series B, 5.00%, 8/1/22	1,065	1,307

Anchorage Electric Utility Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 12/1/41	5,000	5,694

Anchorage Water Revenue Refunding Bonds (NATL-RE Insured), 5.00%, 5/1/37	1,700	1,826
		8,827

Arizona – 5.6%

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, Green Bond, 7/1/26 (1)	6,630	8,174

Arizona State School Facilities Board COPS, 5.25%, 9/1/23	10,000	11,358

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area, 5.00%, 7/1/15	5,000	5,061
5.25%, 7/1/20	10,000	11,619

Arizona State Transportation Board Highway Revenue Refunding Bonds, 5.00%, 7/1/27	10,000	12,215
5.00%, 7/1/28	12,000	14,475
5.00%, 7/1/30	10,000	11,916

Arizona State Water Infrastructure Finance Authority Quality Revenue Refunding Bonds, Series A, 5.00%, 10/1/22	3,000	3,684

Arizona State Water Infrastructure Finance Authority Revenue Refunding Bonds, Series A, 5.00%, 10/1/22	6,750	8,290

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Arizona – 5.6% – continued

Chandler Excise TRB, 5.00%, 7/1/27	$5,000	$6,042

Maricopa County Unified School District No. 48 Scottsdale G.O. Unlimited Refunding Bonds, 5.00%, 7/1/21	5,000	6,017

Maricopa County Unified School District No. 97 Deer Valley G.O. Unlimited Bonds, Series C, School Improvement Project of 2008, 5.00%, 7/1/22	4,150	4,914

Phoenix Civic Airport Improvement Corp. Revenue Refunding Bonds (AMT), 5.00%, 7/1/20	1,500	1,741

Phoenix Civic Improvement Corp. Airport Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/22	3,000	3,511

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/21	4,110	4,766

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, Series B, Junior Lien, 5.00%, 7/1/21	2,500	3,003
5.00%, 7/1/26	5,000	6,114
5.00%, 7/1/27	15,000	18,211

Phoenix Civic Plaza Improvement Corp. Excise TRB, Subseries A (BHAC-CR FGIC Insured), 5.00%, 7/1/41	5,000	5,054

Phoenix G.O. Unlimited Refunding Bonds, 4.00%, 7/1/22	5,000	5,728

Salt River Project Agriculture Improvement and Power District Electric Revenue Refunding Bonds, Series A, 5.00%, 12/1/23	10,000	12,105

Scottsdale G.O. Limited Refunding Bonds, 5.00%, 7/1/22	3,000	3,676

Scottsdale Preservation Authority Excise Tax Revenue Refunding Bonds, 5.25%, 7/1/24	5,990	7,026
		174,700

Arkansas – 0.2%

Arkansas State Federal Highway Grant Anticipation G.O. Unlimited Bonds, 4.00%, 10/1/15	6,120	6,239

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

California – 6.8%

Bay Area Toll Authority Bridge Revenue Refunding Bonds, Series E, 2.00%, 4/1/21	$5,000	$5,067

Bay Area Toll Bridge Authority Variable Revenue Bonds, Series C, 1.88%, 4/1/19	5,000	5,105

Cabrillo Community College District Capital Appreciation G.O. Unlimited Bonds, Series B, Election 2004 (NATL-RE Insured), 2.86%, 8/1/39 (2)	11,755	3,699

Cabrillo Community College District G.O. Unlimited Bonds, Series A (NATL-RE Insured), Partially Prerefunded, 5.00%, 8/1/27	1,815	1,822

California State Educational Facilities Authority Revenue Bonds, Stanford University, 5.25%, 4/1/40	2,500	3,528

California State G.O. Unlimited Bonds, 5.00%, 3/1/24	7,500	9,242
5.00%, 3/1/26	25,000	30,727

California State G.O. Unlimited Bonds, Series 2007 (AMBAC Insured), Unrefunded Balance, 5.00%, 10/1/18	75	75

California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/20	1,000	1,186
5.25%, 9/1/25	5,000	6,014
6.25%, 11/1/34	5,000	6,158

California State Health Facilities Financing Authority Variable Revenue Refunding Bonds, St. Joseph Health System, 5.00%, 10/18/22	5,000	6,087

California State Various G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	80	80

California State Various Purpose G.O. Unlimited Bonds, Green Bonds, 5.00%, 10/1/28	3,500	4,182

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 10/1/22	5,000	6,093

Carlsbad Unified School District G.O. Unlimited Convertible CABS, Series C, Election of 2006, 2.59%, 8/1/35 (2)	11,850	8,881

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

California – 6.8% – continued

Chabot-Las Positas Community College District G.O. Unlimited CABS, Series C (AGM-CR AMBAC Insured), 2.87%, 8/1/39 (2)	$1,420	$422
2.83%, 8/1/40 (2)	10,000	2,820
2.77%, 8/1/41 (2)	6,775	1,817

Cupertino Union School District Crossover G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/27	435	528

Desert Community College District Capital Appreciation G.O. Unlimited Bonds, Series C, Election 2004 (AGM Insured), 2.57%, 8/1/46 (2)	12,000	2,374

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series A, 5.00%, 6/1/29	5,610	6,913

Long Beach Harbor Revenue Refunding Bonds, Series A (AMT) (NATL-RE Insured), 5.00%, 5/15/21	1,000	1,006

Long Beach Unified School District G.O. Unlimited CABS, Series D-1, 2.80%, 8/1/35 (2)	1,000	438

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/30	10,000	11,941
5.00%, 8/1/31	10,000	11,886

Los Angeles Department of Airports Revenue Bonds, Series A, 5.25%, 5/15/22	5,000	5,831

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	3,000	3,265

Los Angeles G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/20	55	66

Metropolitan Water District of Southern California State Revenue Bonds, Series A, 5.00%, 7/1/32	5,000	5,447

Mount San Antonio Community College District G.O. Unlimited Convertible CABS, Series A, Election 2008, 1.29%, 8/1/43 (2)	4,500	3,185

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued
California – 6.8% – continued

San Francisco Bay Area Toll Bridge Authority Revenue Bonds, Series F-1, Prerefunded, 5.13%, 4/1/19	$7,390	$8,574

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	2,500	2,854

San Francisco City & County Public Utilities Commission Water Revenue Refunding Bonds, 11/1/32 (1)	5,000	5,936

Southern California State Public Power Authority Revenue Bonds, Series B, Southern Transmission Project, Prerefunded, 6.00%, 7/1/18	5,000	5,815

Southern California State Public Power Authority Revenue Refunding Bonds, Series C, 5.00%, 7/1/27	3,000	3,660

University of California General Revenue Bonds, Series AF, 5.00%, 5/15/24	5,000	6,127

University of California General Revenue Bonds, Series Q, Prerefunded, 5.25%, 5/15/17	2,500	2,768

University of California General Revenue Bonds, Series U, 5.00%, 5/15/22	5,000	5,935

University of California Limited Project General Revenue Bonds, Series D (NATL Insured), Prerefunded, 5.00%, 5/15/16	1,860	1,977

University of California Regents Revenue Refunding Bonds, Series I, 4.00%, 5/15/22	4,000	4,580

5.00%, 5/15/28	5,000	6,058

University of California Revenue Refunding Bonds, Series AO, 5.00%, 5/15/24	3,870	4,826
		214,995
Colorado – 0.7%

Denver City & County Airport System Revenue Bonds, Subseries B, 5.25%, 11/15/28	1,500	1,768

5.25%, 11/15/29	1,740	2,040

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued
Colorado – 0.7% – continued

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 6.00%, 9/1/23	$6,550	$7,834

Denver City & County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (NATL Insured State Aid Withholding), 5.50%, 12/1/22	5,000	6,298

Metro Wastewater Reclamation District Sewer Revenue Bonds, Series A, 5.00%, 4/1/21	2,500	3,003
		20,943
Connecticut – 2.1%

Connecticut State G.O. Unlimited Bonds, Series A, 5.00%, 3/15/23	10,000	12,122

5.00%, 3/1/24	6,500	7,932

5.00%, 3/15/24	5,000	6,105

Connecticut State G.O. Unlimited Bonds, Series B, 5.00%, 5/15/22	2,000	2,376

5.00%, 4/15/23	5,500	6,603

Connecticut State G.O. Unlimited Bonds, Series C, 5.00%, 7/15/24	5,090	6,131

Connecticut State G.O. Unlimited Bonds, Series G, Green Bond, 5.00%, 11/15/29	1,835	2,165

Connecticut State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 6/15/23	5,000	6,081

Connecticut State G.O. Unlimited TRB, Series A, 0.25%, 9/1/15	10,000	9,997

Connecticut State G.O. Unlimited Bonds, Series D, 5.00%, 11/1/23	5,000	6,002

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Refunding Bonds, Series B, 3.00%, 12/1/22	1,725	1,842
		67,356
Delaware – 0.1%

Delaware State G.O. Unlimited Bonds, Unrefunded Balance, 5.00%, 7/1/23	969	1,149

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued
Delaware – 0.1% – continued

Delaware State Transportation Authority System Senior Revenue Bonds, 5.00%, 7/1/15	$3,195	$3,234
		4,383
District of Columbia – 1.5%

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, 5.50%, 10/1/39	10,500	11,920

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, Prerefunded, 5.25%, 10/1/18	1,000	1,147

6.00%, 10/1/18	5,000	5,861

District of Columbia Water & Sewer Authority Public Utility Revenue Refunding Bonds, Series C, Subordinate Lien, 5.00%, 10/1/28	8,000	9,611

5.00%, 10/1/29	6,270	7,494

Metropolitan Washington Airports Authority System Revenue Bonds, Series C (AMT), 5.00%, 10/1/20	3,000	3,492

5.00%, 10/1/26	1,500	1,718

Metropolitan Washington Airports Authority System Revenue Bonds, Series C, 5.13%, 10/1/39	2,460	2,742

Metropolitan Washington Airports Authority System Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/28	3,000	3,453
		47,438
Florida – 4.2%

Broward County Airport System Revenue Bonds, Series C, 5.25%, 10/1/28	6,185	7,181

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	1,000	1,144

5.00%, 9/1/25	1,000	1,137

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,853

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued
Florida – 4.2% – continued

Florida State Board of Governors University Dormitory Revenue Refunding Bonds, Series A, 5.00%, 5/1/23	$2,945	$3,606

Florida State Board of Public Education G.O. Unlimited Bonds, Series A, Capital Outlay, 5.25%, 6/1/28	11,135	12,667

Florida State Department of Transportation Right of Way G.O. Unlimited Bonds, 5.25%, 7/1/37	12,475	13,706

Florida State Housing Finance Corp. Revenue Bonds, Series B, Housing Ridge Club Apartments, 0.40%, 12/1/15	1,000	1,000

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, Escrowed to Maturity, 5.00%, 7/1/15	1,000	1,012

Florida State Ports Financing Commission Revenue Refunding Bonds, Series B (AMT), State Transportation Trust Fund, 5.38%, 10/1/29	3,395	4,017

Florida State Turnpike Authority Revenue Bonds, Series B, 5.00%, 7/1/22	3,000	3,640

Greater Orlando Aviation Authority Airport Facilities Revenue Refunding Bonds, Series A (AMT) (AGM Insured), 5.00%, 10/1/16	400	427

Hillsborough County Aviation Authority Revenue Refunding Bonds, Series A (AMT), Tampa International Airport (NATL-RE Insured), 5.00%, 10/1/23	4,245	4,493

Lee County School Board Refunding COPS, 5.00%, 8/1/22	800	958

5.00%, 8/1/23	1,125	1,354

5.00%, 8/1/25	1,200	1,439

Miami-Dade County Aviation Revenue Refunding Bonds, Series B, 5.00%, 10/1/37	650	737

Miami-Dade County Aviation Revenue Refunding Bonds, Series A (AMT), 5.00%, 10/1/27	1,320	1,539

5.00%, 10/1/32	5,000	5,675

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued
Florida – 4.2% – continued

Miami-Dade County School Board Refunding COPS, Series A (AGM Insured), 5.00%, 5/1/27	$5,000	$5,969

Miami-Dade County Water & Sewer System Revenue Refunding Bonds, Series B (AGM Insured), 5.25%, 10/1/20	3,000	3,565
5.25%, 10/1/22	2,500	3,056

Orange County School Board Refunding COPS, Series C, 5.00%, 8/1/31	11,000	12,974

Palm Beach County School District Board COPS, Series B, 5.00%, 8/1/25	3,235	3,940

Palm Beach County School Refunding COPS, Series B, 5.00%, 8/1/30	2,720	3,171
5.00%, 8/1/31	4,805	5,579

Reedy Creek Improvement District G.O. Limited Bonds, Series A, 5.25%, 6/1/29	5,000	5,877
5.25%, 6/1/30	5,000	5,861

South Miami Health Facilities Authority Revenue Bonds, Baptist Health South Florida Group, 5.00%, 8/15/42	9,630	10,211

Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 10/1/15	2,010	2,050
		130,838
Georgia – 2.6%

Athens-Clarke County Unified Government Water & Sewerage Revenue Bonds, 5.50%, 1/1/38	10,000	11,402

Atlanta Water & Wastewater Revenue Refunding Bonds, 5.00%, 11/1/32	10,000	11,729
5.00%, 11/1/35	13,250	15,391
5.00%, 11/1/40	5,000	5,756

Georgia State G.O. Unlimited Bonds, Series G, 3.40%, 12/1/15	13,205	13,493

Georgia State G.O. Unlimited Refunding Bonds, Series E-2, 4.50%, 9/1/15	5,000	5,091
5.00%, 9/1/21	5,000	6,059

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued
Georgia – 2.6% – continued

Georgia State G.O. Unlimited Refunding Bonds, Series I, 5.00%, 7/1/20	$5,000	$5,929
5.00%, 7/1/21	1,100	1,329

Georgia State G.O. Unlimited Refunding Bonds, Series J-2, 4.50%, 11/1/22	5,870	6,890
		83,069
Hawaii – 2.1%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	1,000	1,156

Hawaii State G.O. Unlimited Bonds, Series EO, 5.00%, 8/1/26	8,350	10,247
5.00%, 8/1/27	5,000	6,091

Hawaii State G.O. Unlimited Refunding Bonds, Series EF, 5.00%, 11/1/21	5,500	6,629

Hawaii State G.O. Unlimited Refunding Bonds, Series EL, 5.00%, 8/1/23	3,530	4,359

Hawaii State G.O. Unlimited Refunding Bonds, Series EP, 5.00%, 8/1/26	10,000	12,272

Honolulu City & County Board of Water Supply System Revenue Refunding Bonds, Series A, 5.00%, 7/1/29	2,000	2,385

Honolulu City & County G.O. Unlimited Refunding Bonds, Series C, 10/1/29(1)	17,400	21,144

Honolulu City & County Wastewater System Revenue Bonds, Senior Series A, First Bond Resolution (NATL-RE Insured), 5.00%, 7/1/36	3,000	3,145
		67,428
Illinois – 2.5%

Chicago Midway Airport Revenue Refunding Bonds, Second Lien Series B, 5.25%, 1/1/34	2,500	2,831

Chicago Midway Airport Revenue Refunding Bonds, Series A (AMT), Second Lien, 5.50%, 1/1/30	2,025	2,353

Cook County Sales TRB, 5.00%, 11/15/31	2,485	2,856

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Illinois – 2.5% – continued

Illinois State Build Sales TRB, 5.00%, 6/15/19	$5,000	$5,738

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 5.25%, 3/1/40	2,500	2,821

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center, 5.00%, 11/15/29	3,000	3,489
5.00%, 11/15/30	2,610	3,013

Illinois State Municipal Electric Agency Power Supply Revenue Bonds (NATL Insured), 5.00%, 2/1/25	2,000	2,069

Illinois State Municipal Electric Agency Power Supply Revenue Bonds, Series A (NATL-RE-IBC FGIC Insured), 5.25%, 2/1/27	1,830	1,975

Illinois State Tax Supported Sports Facilities Authority Revenue Refunding Bonds (AGM Insured), 5.25%, 6/15/30	5,500	6,298
5.25%, 6/15/31	5,000	5,713

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series D, 5.00%, 1/1/24	5,000	6,078

Illinois State Toll Highway Authority Senior Priority Revenue Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 7/1/15	5,000	5,060

Illinois State Unemployment Insurance Fund Building Receipts Revenue Bonds, Series B, 5.00%, 6/15/19	2,540	2,565

Lake County Community Consolidated School District No. 46 Grayslake G.O. Unlimited Bonds (AGM Insured), Prerefunded, 5.13%, 11/1/15	805	828

Lake County Community Consolidated School District No. 46 Grayslake G.O. Unlimited Bonds (AGM Insured), Unrefunded Balance, 5.13%, 11/1/24	195	200

Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Bonds, Series A, McCormick Place Expansion (NATL Insured), 5.50%, 6/15/29	2,000	2,402

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Illinois – 2.5% – continued

Sangamon County School District No. 186 Springfield G.O. Limited Refunding Bonds, Series B (BAM Insured), 5.00%, 2/1/23	$5,965	$6,956

Will County Community High School District No. 210 Lincoln-Way G.O. Unlimited Refunding Bonds, Series A, 5.00%, 1/1/28	2,000	2,297

Will Grundy Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Series B, Alternative Revenue Source, 5.25%, 6/1/36	2,500	2,910

Winnebago County Public Safety Sales Tax G.O. Unlimited Refunding Bonds, Series A, 5.00%, 12/30/20	2,700	3,191
5.00%, 12/30/24	6,040	7,135
		78,778

Indiana – 1.1%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/31	5,750	6,719
5.25%, 10/1/38	2,980	3,449

Indiana State Municipal Power Agency Revenue Bonds, Series A, Power Supply System (AMBAC Insured), Prerefunded, 5.00%, 1/1/16	13,060	13,527

Indiana University Student Fee Revenue Refunding Bonds, Series W-2, 5.00%, 8/1/25	3,250	4,032
5.00%, 8/1/26	3,250	3,998

Merrillville Multi School Building Corp. First Mortgage Revenue Bonds (State Aid Withholding), 5.25%, 7/15/26	1,000	1,107

Porter County Jail Building Corp. First Mortgage Revenue Refunding Bonds (AGM Insured), 5.50%, 7/10/21	1,500	1,708
5.50%, 1/10/24	1,135	1,338
		35,878

Kansas – 0.3%

Johnson County Internal Improvement G.O. Unlimited Bonds, Series A, 5.00%, 9/1/25	1,015	1,269

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Kansas – 0.3% – continued

Johnson County Unified School District No. 512 Shawnee Mission G.O. Unlimited Refunding Bonds, Series A, 3.00%, 10/1/15	$4,145	$4,204

Kansas State Development Finance Authority Revenue Refunding Bonds, Series D-2, Kansas State University Housing Projects, 5.00%, 4/1/23	3,110	3,726
		9,199

Kentucky – 0.3%

Kentucky State Property & Building Commission Project #108 Revenue Bonds, Series A, 5.00%, 8/1/27	2,130	2,563

Kentucky State Property & Buildings Commission Revenue Refunding Bonds, Series B, Project No. 108, 5.00%, 8/1/24	5,000	6,092

Lexington-Fayette Urban County Government G.O. Unlimited Bonds, Series B, 5.00%, 1/1/27	1,260	1,541
		10,196

Louisiana – 1.5%

Ernest N Morial-New Orleans Exhibit Hall Authority Special Tax Refunding Bonds, 5.00%, 7/15/22	5,290	6,331

Louisiana State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 7/15/22	12,380	15,010
5.00%, 8/1/22	4,710	5,714
5.00%, 8/1/23	5,000	6,144

Louisiana State G.O. Unlimited Refunding Bonds, Series D-2, 5.00%, 12/1/27	2,195	2,677

Louisiana State Gas & Fuels Tax Revenue Refunding Bonds, Series A, First Lien, 4.00%, 5/1/41	5,000	5,206

Louisiana State Highway Improvement Revenue Bonds, Series A, 5.00%, 6/15/30	5,390	6,356
		47,438

Maryland – 3.4%

Baltimore County Consolidated Public Improvement G.O. Unlimited Refunding Bonds, 5.00%, 8/1/15	9,895	10,056

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Maryland – 3.4% – continued

Baltimore County Metropolitan District 77th Issue G.O. Unlimited Bonds, 5.00%, 8/1/36	$945	$1,123

Baltimore County Metropolitan District G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/15	5,000	5,081

Baltimore Revenue Refunding Bonds, Senior Series D, 5.00%, 7/1/27	2,000	2,451

Baltimore Water Project Revenue Refunding Bonds, Series D, 5.00%, 7/1/24	5,425	6,698

Maryland State & Local Facilities G.O. Unlimited Bonds, Second Series B, 5.25%, 8/15/15	3,475	3,541

Maryland State Department of Transportation Consolidated Revenue Bonds, 5.00%, 6/1/21	8,630	10,173

Maryland State G.O. Unlimited Bonds, First Series B, Prerefunded, 4.50%, 3/15/19	5,000	5,645

Maryland State G.O. Unlimited Bonds, Second Series B, 5.00%, 8/1/24	10,000	12,176

Maryland State G.O. Unlimited Refunding Bonds, Series 2-C, 5.00%, 8/1/22	19,535	23,998

Maryland State G.O. Unlimited Refunding Bonds, Series B, 4.00%, 8/1/24	10,000	11,642

Montgomery County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 11/1/21	5,750	6,852

University System of Maryland Auxiliary Facility & Tuition Revenue Refunding Bonds, Series A, 5.00%, 4/1/25	1,320	1,661

Washington Suburban Sanitary District Consolidated Public Improvement G.O. Unlimited Bonds, Second Series, 5.00%, 6/1/22	5,750	7,045
		108,142

Massachusetts – 5.2%

Boston G.O. Unlimited Bonds, Series A, 4/1/19 (1)	6,325	7,284

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Massachusetts – 5.2% – continued

Massachusetts Bay Transportation Assessment Authority Revenue Bonds, Series A, 5.25%, 7/1/34	$500	$561

Massachusetts State Bay Transportation Authority Sales Tax Revenue Refunding Bonds, Senior Series A-1, 5.25%, 7/1/33	5,000	6,588

Massachusetts State Clean Water Trust Green Revenue Bonds, State Revolving Fund, 5.00%, 2/1/27	1,300	1,583

Massachusetts State College Building Authority Revenue Refunding Bonds, Series B (XLCA Insured State Appropriation Intercept Program), 5.50%, 5/1/39	5,000	6,643

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series C, 4.00%, 6/1/43	5,500	5,737

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series D, 5.00%, 10/1/23	10,000	12,169

Massachusetts State Development Finance Agency Revenue Bonds, Series B-1, Harvard University, 5.00%, 10/15/28	10,000	11,770

Massachusetts State Development Finance Agency Revenue Bonds, Series O-1, Partners Healthcare System, 4.00%, 7/1/45	2,700	2,780

Massachusetts State G.O. Limited Bonds, Series A, 5.00%, 4/1/29	5,000	5,867

Massachusetts State G.O. Limited Bonds, Series F, 5.00%, 11/1/25	6,250	7,614
5.00%, 11/1/26	5,320	6,443

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.25%, 8/1/21	2,500	3,043

Massachusetts State G.O. Limited Refunding Bonds, Series B (AGM Insured), 5.25%, 9/1/23	4,185	5,263
5.25%, 9/1/25	500	645

Massachusetts State G.O. Limited Refunding Bonds, Series D, 5.50%, 10/1/15	5,000	5,135

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Massachusetts – 5.2% – continued

Massachusetts State Health & Educational Facilities Authority Partners Healthcare Revenue Bonds, Series J1, 5.25%, 7/1/29	$5,000	$5,767

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series A, Harvard University, 5.50%, 11/15/36	5,000	5,782

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series M, TUFTS University, 5.25%, 2/15/26	1,250	1,576

Massachusetts State School Building Authority Sales TRB, Series A (AGM Insured), Prerefunded, 5.00%, 8/15/15	10,000	10,178
5.00%, 8/15/15	1,290	1,313

Massachusetts State School Building Authority Sales TRB, Series A (NATL-RE Insured), Prerefunded, 5.00%, 8/15/15	9,255	9,420

Massachusetts State School Building Authority Sales TRB, Series A (AMBAC Insured), 5.00%, 8/15/37	5,000	5,428

Massachusetts State School Building Authority Sales TRB, Series A-2012-2 (AGM Insured), Prerefunded, 5.00%, 8/15/15	14,660	14,921

Massachusetts State Special Obligation Consolidated Loan Revenue Bonds, Series A (AGM Insured), 5.50%, 6/1/18	500	572
5.50%, 6/1/21	500	615

Massachusetts State Water Resources Authority General Revenue Bonds, Series J (AGM G.O. of Authority Insured), Escrowed To Maturity, 5.25%, 8/1/15	1,500	1,525

Massachusetts State Water Resources Authority General Revenue Bonds, Series J (AGM G.O. of Authority Insured), 5.50%, 8/1/22	3,300	4,155

Massachusetts State Water Resources Authority General Revenue Refunding Bonds, Series B (G.O. of Authority Insured), 5.00%, 8/1/26	5,000	5,879

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Massachusetts – 5.2% – continued

Massachusetts State Water Resources Authority Revenue Bonds, Series A (G.O. of Authority Insured), Escrowed to Maturity, 6.50%, 7/15/19	$1,400	$1,552

Massachusetts State Water Resources Authority Revenue Bonds, Series D, 5.00%, 8/1/44	5,000	5,808
		163,616

Michigan – 0.8%

Caledonia Community Schools G.O. Unlimited Refunding Bonds (NATL-RE-Q-SBLF Insured), Prerefunded, 5.00%, 5/1/15	1,140	1,145

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.00%, 10/15/27	10,000	11,543

Michigan State Finance Authority Subordinate Revenue Refunding Bonds, State Revolving Fund, 5.00%, 10/1/25	3,970	4,786

Michigan State Hospital Finance Authority Variable Revenue Bonds, Ascension Health Care Group, 5.00%, 11/15/27	2,500	3,011

Michigan State Municipal Bond Authority Revenue Bonds, Clean Water Fund, Unrefunded Balance, 4.75%, 10/1/23	345	346

Michigan State Trunk Line Revenue Refunding Bonds, 5.00%, 11/15/21	2,500	3,011
		23,842

Minnesota – 0.9%

Hennepin County G.O. Unlimited Bonds, Series A, 5.00%, 12/1/24	3,170	4,023
5.00%, 12/1/25	3,515	4,309

Metropolitan Council Minneapolis-Saint Paul Metropolitan Area G.O. Unlimited GANS, Series A, 1.00%, 3/1/16	7,000	7,026

Minneapolis-St. Paul Metropolitan Airports Commission Revenue Refunding Bonds, Senior Series B (AMT), 5.00%, 1/1/22	2,500	2,828

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Minnesota – 0.9% – continued

Minnesota State G.O. Unlimited Bonds, Series A, Escrowed to Maturity, 5.00%, 10/1/20	$75	$89

Minnesota State Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/1/32	2,000	2,407

Minnesota State Various Purpose G.O. Unlimited Bonds, Series A, Prerefunded, 5.00%, 8/1/22	245	298

Minnesota State Various Purpose G.O. Unlimited Bonds, Series A, Unrefunded Balance, 5.00%, 8/1/23	5,300	6,480
		27,460

Mississippi – 0.2%

Mississippi State G.O. Unlimited Bonds, Series F, 5.25%, 10/1/23	5,090	6,419

Mississippi State Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured), 5.40%, 6/1/38	15	16
		6,435

Missouri – 1.3%

Curators of the University of Missouri System Facilities Revenue Refunding Bonds, Series A, 5.00%, 11/1/25	1,700	2,125

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series A, State Revolving Funds, 5.00%, 1/1/22	5,060	5,912

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, State Revolving Funds Program, 5.00%, 7/1/23	3,620	4,504

Missouri State Health & Educational Facilities Authority Revenue Refunding Bonds, Series A, SSM Health Care, 5.00%, 6/1/24	3,000	3,651

Missouri State Highway & Transit Commission Road Revenue Refunding Bonds, Series A, First Lien, 5.00%, 5/1/22	10,000	12,229

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Missouri – 1.3% – continued

Missouri State Highways & Transit Commission Road Revenue Refunding Bonds, Series A, First Lien, 5.00%, 5/1/24	$10,000	$12,569
		40,990

Nebraska – 0.7%

Lincoln Electric System Revenue Bonds, Prerefunded, 5.00%, 9/1/15	5,500	5,610

Nebraska State Public Power District General Revenue Bonds, Series B, 5.00%, 1/1/23	1,000	1,213

Omaha Public Power District Electric System Revenue Refunding Bonds, Series C, 5.00%, 2/1/39	4,235	4,948

Omaha Public Power District Electric System Revenue Refunding Bonds, Subseries CC, 4.00%, 2/1/38	10,000	10,384
		22,155

Nevada – 0.5%

Clark County G.O. Limited Tax Bank Bonds, 5.00%, 6/1/38	2,500	2,755

Nevada State Capital Improvement & Cultural Affairs G.O. Limited Bonds, Series C, 5.00%, 6/1/21	8,000	8,964

Washoe County Highway Motor Vehicle Fuel TRB, 4.75%, 2/1/21	3,400	3,785
		15,504

New Hampshire – 0.2%

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, Health University System, 5.25%, 6/1/39	5,000	5,711

New Jersey – 1.5%

New Jersey State Economic Development Authority Revenue Refunding Bonds, Series PP, School Facilities Construction Project, 5.00%, 6/15/18	2,000	2,181

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

New Jersey – 1.5% – continued

New Jersey State Economic Development Authority Revenue Refunding Bonds, Series PP, School Facilities Construction Project (AGM-CR Insured), 5.00%, 6/15/25	$10,000	$11,742

New Jersey State Transportation Program Trust Fund Authority Revenue Bonds, Series AA, 5.50%, 6/15/39	5,000	5,650

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series A, 5.75%, 6/15/20	5,000	5,800

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series C, 5.25%, 6/15/32	10,000	11,107

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, 5.00%, 6/15/42	10,000	10,692
		47,172

New Mexico – 0.5%

New Mexico State Finance Authority Revenue Bonds, Series C, 5.00%, 6/1/23	2,770	3,317

New Mexico State Finance Authority Transportation Revenue Refunding Bonds, Series B1, 5.00%, 6/15/27	10,000	12,170
		15,487

New York – 13.9%

Long Island Power Authority Revenue Bonds, Series A, 6.25%, 4/1/33	5,000	5,847

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B, 5.00%, 11/15/34	5,000	5,735

Metropolitan Transportation Authority Revenue Bonds, Series B, 5.25%, 11/15/55	10,000	11,366

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.25%, 11/15/26	5,000	5,846

Metropolitan Transportation Authority Revenue Bonds, Subseries D-1, 5.00%, 11/15/31	3,585	4,177

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

New York – 13.9% – continued

Metropolitan Transportation Authority Revenue Refunding Bonds, Series D, 5.00%, 11/15/23	$5,000	$5,528
5.00%, 11/15/24	5,000	5,528

New York City G.O. Unlimited Bonds, Series E, 5.00%, 8/1/16	4,895	5,201

New York City G.O. Unlimited Bonds, Series E, Unrefunded Balance, 5.00%, 11/1/25	5	5

New York City G.O. Unlimited Bonds, Subseries C-1, Fiscal 2008, 5.00%, 10/1/22	5,000	5,538

New York City Housing Development Corp. Revenue Bonds, Series A-1, 3.80%, 11/15/39	4,500	4,546

New York City Municipal Water Finance Authority Revenue Refunding Bonds, Series EE, 5.00%, 6/15/45	7,280	8,342

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series GG-1, Second General Resolution, 5.00%, 6/15/39	5,000	5,651

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-1, Fiscal 2015 (State Aid Withholding), 5.00%, 7/15/29	3,500	4,175
5.00%, 7/15/43	2,500	2,876

New York City Transitional Finance Authority Building Aid Revenue Bonds, Subseries S-1A (State Aid Withholding), 5.00%, 7/15/26	10,000	11,749

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-1, 5.00%, 5/1/38	2,500	2,820

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B, 5.00%, 11/1/21	5,000	5,862
5.00%, 2/1/22	2,000	2,367

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B1, 5.00%, 11/1/23	10,000	12,308

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

New York – 13.9% – continued

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E-1, 5.00%, 2/1/23	$10,380	$12,582

New York City Transitional Finance Authority Future Tax Secured Revenue Refunding Bonds, Series B, 5.00%, 11/1/25	1,000	1,186

New York City Transitional Finance Authority Future Tax Secured Subordinated Revenue Bonds, Series C, Prerefunded, 5.50%, 11/1/15	13,230	13,639

New York City Transitional Finance Authority Subordinate Future Tax Secured Revenue Refunding Bonds, Series C, 5.00%, 11/1/29	20,715	24,815
5.00%, 11/1/30	10,000	11,930

New York G.O. Unlimited Bonds, Series D, 5.00%, 8/1/23	5,000	6,090

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, School Districts Financing Program (Assured Guaranty Insured State Aid Withholding), 5.25%, 10/1/23	5,000	5,753

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/27	10,000	12,244
5.00%, 3/15/28	5,955	7,207
5.00%, 3/15/29	10,385	12,458
5.00%, 3/15/30	10,000	11,909
5.00%, 3/15/31	10,400	12,326

New York State Dormitory Authority Sales TRB, Series A, 5.00%, 3/15/27	10,000	12,077
5.00%, 3/15/29	10,000	11,841

New York State Dormitory Education Authority Personal Income Tax Revenue Refunding Bonds, Series B (AMBAC Insured), 5.50%, 3/15/30	7,040	9,299

New York State Dormitory Education Authority Personal Income TRB, Series B, 5.75%, 3/15/36	16,000	18,606

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

New York – 13.9% – continued

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Municipal Water Project Revolving Funds, 5.00%, 6/15/36	$5,000	$5,718

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Series C, Municipal Water Finance Revolving Funds, 5.00%, 6/15/25	5,000	5,049

New York State Environmental Facilities Corp. Personal Income TRB, Series A, 5.25%, 12/15/26	10,000	11,383

New York State Environmental Facilities Corp. Revenue Bonds, Series 2010, Master State Revolving Funds, 5.00%, 5/15/23	2,000	2,460

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series E (AGM-CR G.O. of Corp. Insured), 5.00%, 4/1/21	7,505	8,776

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series C (NATL-RE-IBC G.O. of Corp. Insured), 5.50%, 4/1/17	4,425	4,694

New York State Thruway Authority Revenue Refunding Bonds, 5.00%, 1/1/28	13,165	15,683
5.00%, 1/1/29	5,000	5,900
5.00%, 1/1/31	13,260	15,438

New York State Thruway Transportation Authority Personal Income TRB, Series A, 5.25%, 3/15/21	5,000	5,545

New York State Urban Development Corp. Personal Income TRB, Series D, 5.00%, 3/15/22	5,000	6,046

New York State Urban Development Corp. Service Contract Revenue Refunding Bonds, Series D, 5.38%, 1/1/22	1,850	2,135

Port Authority of New York & New Jersey Consolidated Revenue Refunding Bonds, Series 186 (AMT), 5.00%, 10/15/21	5,000	5,898

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

New York – 13.9% – continued

Port Authority of New York & New Jersey Consolidated-One Hundred Eighty-Third Revenue Bonds (AMT), 5.00%, 9/1/26	$1,130	$1,341

Port Authority of New York & New Jersey Revenue Bonds, Series 179, 5.00%, 12/1/26	5,000	6,039

Port Authority of New York & New Jersey Revenue Bonds, Series 186 (AMT), 5.00%, 12/1/20	1,000	1,168

Sales Tax Asset Receivable Corp. Revenue Refunding Bonds, Series A, Fiscal 2015, 5.00%, 10/15/27	10,000	12,332

Triborough Bridge & Tunnel Authority General Revenue BANS, Series A, 5.00%, 5/15/15	15,000	15,089

Utility Debt Securitization Authority Restructuring Revenue Bonds, Series TE, 5.00%, 12/15/32	5,000	5,912
		436,035

North Carolina – 2.5%

Charlotte COPS, Series B, 3.00%, 6/1/22	8,000	8,355

Charlotte G.O. Unlimited Refunding Bonds, Series B, 5.00%, 7/1/27	3,500	4,227

Forsyth County G.O. Unlimited Refunding Bonds, 5.00%, 12/1/24	4,900	6,204

North Carolina State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/15	28,305	28,536

North Carolina State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 6/1/15	1,500	1,512
5.00%, 6/1/23	10,000	12,444

North Carolina State Municipal Power Agency No. 1 Catawba Electric Revenue Refunding Bonds, Series A, 5.25%, 1/1/20	2,000	2,203

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 5/1/21	5,000	5,948

Wake County Public Improvement G.O. Unlimited Bonds, 5.00%, 9/1/21	5,000	6,059

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

North Carolina – 2.5% – continued

Wake County School G.O. Unlimited Bonds, Series A, 5.00%, 5/1/20	$2,225	$2,629
		78,117

Ohio – 2.1%

American Municipal Power, Inc. Revenue Refunding Bonds, Series A, 5.00%, 2/15/26	10,000	11,908
5.00%, 2/15/29	2,000	2,321

American Municipal Power, Inc. Revenue Refunding Bonds, Series B, Prairie State Energy Campus, 5.00%, 8/15/20	5,000	5,779

Ohio State Common Schools G.O. Unlimited Bonds, Series B, 5.00%, 6/15/22	5,000	6,077

Ohio State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/15/22	5,000	6,101

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/22	5,000	6,089

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/22	2,500	3,045
5.00%, 8/1/23	10,000	12,347

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/19	5,000	5,791

Ohio State Major New Infrastructure Project Garvee Revenue Bonds, 5.00%, 12/15/22	2,250	2,733

Ohio State Water Development Authority PCR Refunding Bonds, Series B, Loan Fund, Prerefunded, 5.00%, 6/1/15	1,000	1,008

University of Cincinnati General Receipts Revenue Bonds, Series G (NATL-RE Insured), 5.00%, 6/1/28	2,075	2,274
		65,473

Oklahoma – 0.2%

Oklahoma State Municipal Power Authority Revenue Refunding Bonds, Series A, 5.00%, 1/1/27	6,250	7,481

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Oregon – 1.0%

Lane County School District #19 Springfield G.O. Unlimited Bonds, Series A (School Board Guaranty Program), 5.00%, 6/15/30	$2,700	$3,232

Oregon State Board of Education G.O. Unlimited Bonds, Series A, 5.00%, 8/1/23	4,480	5,265

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series A, 5.00%, 11/15/22	6,485	8,007

Oregon State Department of Transportation Highway User Tax Revenue Refunding Bonds, Series C, Senior Lien, 5.00%, 11/15/20	10,000	11,107

Portland Community College District G.O. Unlimited Bonds, 5.00%, 6/15/21	2,560	3,074
		30,685

Pennsylvania – 1.3%

Berks County G.O. Unlimited Refunding Bonds, 5.00%, 11/15/24	1,520	1,894

Lower Merion School District G.O. Limited Refunding Bonds, Series B (State Aid Withholding), 9/1/23 (1)	2,240	2,772

Montgomery County G.O. Unlimited Refunding Bonds, 3/1/22 (1)	915	1,111
3/1/23 (1)	1,475	1,817

Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series A, UPMC, 5.00%, 2/1/27	1,000	1,186

Pennsylvania State G.O. Unlimited Bonds, 5.00%, 3/15/31	12,745	14,925

Pennsylvania State G.O. Unlimited Refunding Bonds, First Series, 5.00%, 7/1/22	10,000	12,011

Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue Refunding Bonds, Series A (AMBAC Insured), 5.00%, 12/1/19	5,075	5,461
		41,177

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Rhode Island – 0.4%

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series A, Consolidated Capital Development Loan, 5.50%, 8/1/25	$5,000	$6,073

Rhode Island State & Providence Plantations G.O. Unlimited Bonds, Series B, Consolidated Capital Development Loan, 5.00%, 10/15/27	2,630	3,075

Rhode Island State & Providence Plantations G.O. Unlimited Refunding Bonds, Series A, Consolidated Capital Development Loan, 5.00%, 8/1/21	1,000	1,193

Rhode Island State Clean Water Finance Agency PCR Refunding Bonds, Subseries A, 5.00%, 10/1/21	2,880	3,433
		13,774

South Carolina – 1.2%

Charleston County Capital Improvement Transportation Sales Tax G.O. Unlimited Bonds (State Aid Withholding), 5.00%, 11/1/23	2,500	3,012

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004 (BHAC-CR MBIA Insured), Unrefunded Balance, 5.38%, 1/1/25	4,960	6,137

South Carolina State Public Service Authority Obligations Revenue Refunding Bonds, Series C, 5.00%, 12/1/27	3,000	3,568

South Carolina State Public Service Authority Revenue Bonds, Series A, Santee Cooper Project, 5.50%, 1/1/38	12,000	13,626

South Carolina State Transportation Infrastructure Bank Revenue Refunding Bonds, Series A (BHAC-CR AMBAC Insured), 5.00%, 10/1/22	10,000	10,234
		36,577

Tennessee – 1.1%

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding & Improvement Bonds, Series A, Prerefunded, 5.00%, 7/1/20	5,675	6,717

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Tennessee – 1.1% – continued

Metropolitan Government of Nashville & Davidson County G.O. Unlimited Refunding & Improvement Bonds, Series A, Unrefunded Balance, 5.00%, 7/1/24	$4,600	$5,412

Tennessee State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/21	11,825	14,309

Tennessee State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 9/1/26	5,000	6,254

Tennessee State Housing Development Agency Revenue Bonds, Series 1A (AMT), Home Ownership Program (G.O. of Agency Insured), 3.75%, 1/1/19	450	474
4.05%, 7/1/20	455	492
4.13%, 7/1/21	1,595	1,720
		35,378

Texas – 7.8%

Brownsville Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 5.00%, 2/15/22	100	120

Dallas Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/16	10,000	10,416

Falls City Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 8/15/32	1,500	1,708

Garland Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/24	10,000	11,828

Harris County-Houston Sports Authority Revenue Refunding Bonds, Series A, Senior Lien, 5.00%, 11/15/30	5,000	5,749

Houston Higher Education Finance Corp. Revenue Bonds, Series B, Rice University Project, 4.50%, 11/15/37	2,500	2,680

Houston Independent Schoolhouse District G.O. Limited Bonds (PSF-Gtd.), 5.00%, 2/15/25	10,000	10,796

Houston Public Improvement G.O. Limited Refunding Bonds, Series D (AGM Insured), Prerefunded, 5.00%, 3/1/16	1,590	1,659

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Texas – 7.8% – continued

Humble Independent School Building District G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/29	$10,000	$10,721

Lower Colorado River Authority Revenue Refunding & Improvement Bonds, Series A, Prerefunded, 6.50%, 5/15/18	35	41

Lower Colorado River Authority Revenue Refunding & Improvement Bonds, Series A, Unrefunded Balance, 6.50%, 5/15/37	9,965	10,035

Lower Colorado River Authority Revenue Refunding Bonds, Prerefunded, 5.50%, 5/15/19	5	6

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012, Prerefunded, 5.50%, 5/15/19	80	94

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012-1, Prerefunded, 5.50%, 5/15/19	5	6

Lower Colorado River Authority Revenue Refunding Bonds, Series 2014, Prerefunded, 5.50%, 5/15/19	5	6

Lower Colorado River Authority Revenue Refunding Bonds, Series 2014, Unrefunded Balance, 5.50%, 5/15/33	1,905	2,159

North East Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.25%, 2/1/30	2,000	2,597

North East Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.25%, 2/1/28	5,000	6,435

North Texas Tollway Authority System Revenue Refunding Bonds, Series B, Second Tier, 5.00%, 1/1/31	5,000	5,658

Northside Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/15/22	5,000	6,057

Prosper Independent School District G.O. Unlimited Bonds (PSF-Gtd.), Prerefunded, 5.13%, 8/15/15	3,910	3,982

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Texas – 7.8% – continued

San Antonio Electric & Gas System Revenue Bonds, Series A, Prerefunded, 5.00%, 2/1/16	$12,655	$13,159

Tarrant Regional Water District Control & Improvement Revenue Refunding Bonds, Series A, 5.00%, 3/1/16	4,200	4,385

Tarrant Regional Water District Revenue Refunding Bonds, 5.00%, 3/1/27	5,000	6,142

Texas State A&M University Financing System Revenue Bonds, Series D, 5.00%, 5/15/27	5,000	6,060

Texas State G.O. Unlimited TRANS, 1.50%, 8/31/15	70,000	70,417

Texas State PFA Revenue Refunding Bonds, Series B, Assessment Unemployment Compensation, 4.00%, 1/1/18	5,000	5,227

Texas State Transportation Commission G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/24	10,000	12,552
5.00%, 10/1/28	9,640	11,680

Texas State Transportation Commission Highway Improvement G.O. Unlimited Bonds, 5.00%, 4/1/26	10,325	12,655

Texas State University System Financing Revenue Refunding Bonds, Series A, 5.00%, 3/15/23	3,000	3,657

University of Texas Revenue Refunding Bonds, Series B, 5.00%, 8/15/25	5,000	6,345
		245,032

Utah – 0.3%

North Davis County Sewer District Revenue Bonds, 5.00%, 3/1/23	2,265	2,782

Utah State G.O. Unlimited Bonds, 5.00%, 7/1/23	5,000	6,091
		8,873

Vermont – 0.1%

Vermont State G.O. Unlimited Bonds, Series B, 5.00%, 8/15/22	1,425	1,749

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Virginia – 1.4%

Fairfax County Public Improvement G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 10/1/23	$13,000	$16,259

Hampton Roads Sanitation District Wastewater Revenue Refunding Bonds, Series A, 5.00%, 7/1/27	3,465	4,215

Loudoun County Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 12/1/22	1,360	1,646

Richmond G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 3/1/24	5,000	6,103

Upper Occoquan Sewage Authority Revenue Refunding Bonds, 5.00%, 7/1/27	5,000	6,232
5.00%, 7/1/28	5,000	6,172

Virginia State G.O. Unlimited Bonds, Series A, 5.00%, 6/1/19	1,000	1,157

Virginia State Resources Authority Clean Water Revenue Refunding Bonds, Subordinate Lien, State Revolving Fund, 5.50%, 10/1/22	1,000	1,267
		43,051

Washington – 4.3%

Washington State G.O. Unlimited Refunding Bonds, Series R-2015-C, 5.00%, 7/1/30	5,000	5,956

Washington State G.O. Unlimited Refunding Bonds, Series R-2015D, 5.00%, 7/1/27	17,900	21,846
5.00%, 7/1/29	10,510	12,600
5.00%, 7/1/31	5,000	5,928

Grant County Public Utility District No. 2 Electric Revenue Refunding Bonds, Series I, Escrowed To Maturity, 3.00%, 1/1/16	4,035	4,118

King County G.O. Limited Refunding Bonds, 5.00%, 7/1/31	10,000	11,931

King County School District No. 405 Bellevue G.O. Unlimited Bonds (AGM Insured), Prerefunded, 4.20%, 12/1/15	5,000	5,134

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 86.7% – continued

Washington – 4.3% – continued

King County Sewer Revenue Refunding Bonds, 5.00%, 7/1/38	$3,860	$4,501

Port of Seattle Revenue Refunding Bonds, Series C (AMT), Intermediate Lien, 5.00%, 2/1/18	1,000	1,108

University of Washington General Revenue Bonds, 5.00%, 7/1/26	2,285	2,760

Washington State G.O. Unlimited Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 7/1/15	7,700	7,792

Washington State G.O. Unlimited Bonds, Series B, 5.00%, 2/1/31	2,500	2,967

Washington State G.O. Unlimited Refunding Bonds, Series R-2013A, 5.00%, 7/1/22	5,000	6,058

Washington State G.O. Unlimited Refunding Bonds, Series R-2015-C, 5.00%, 7/1/23	13,855	17,008

Washington State Health Care Facilities Authority Revenue Bonds, Series A, Providence Health & Services, 5.25%, 10/1/39	4,000	4,504

Washington State Motor Vehicle Fuel Tax G.O. Unlimited Bonds, Series E (AMBAC Insured), Prerefunded, 5.00%, 1/1/16	13,665	14,154

Washington State Various Purpose G.O. Unlimited Bonds, Series D, 5.00%, 2/1/25	5,000	6,137
		134,502

Wisconsin – 0.6%

Wisconsin State G.O. Unlimited Refunding Bonds, Series 4, 5.00%, 5/1/26	15,350	18,936
Total Municipal Bonds
(Cost $2,645,576)		2,725,416

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 11.2%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01% (3)	352,376,807	$352,377
Total Investment Companies
(Cost $352,377)		352,377

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 3.0%

California State RANS, 1.50%, 6/22/15	$45,000	$45,146

Connecticut State G.O. Unlimited Bonds, Series D, 2.00%, 6/15/15	10,000	10,039

Houston Independent School District G.O. Limited VRDB, Series A (PSF-Gtd.), 1.00%, 6/1/15	10,000	10,012

Illinois State Educational Facilities Authority Adjustable Medium Term VRDB, Field Museum, 4.60%, 11/1/15	4,250	4,341

Kentucky State Property & Building Commission Revenue Refunding Bonds, Series A, Project No. 100, 4.00%, 8/1/15	1,600	1,621

Massachusetts State G.O. Limited RANS, Series B, 1.50%, 5/28/15	7,140	7,157

Massachusetts State Health & Educational Facilities Authority VRDB, Series Y, Harvard University Issue, 0.02%, 7/1/35	10,000	10,000

Polk County G.O. Unlimited Refunding Bonds, Series C, 2.00%, 6/1/15	2,335	2,342

Tennessee State G.O. Unlimited Bonds, Series A, 4.00%, 5/1/15	3,425	3,436
Total Short-Term Investments
(Cost $94,000)		94,094

Total Investments – 100.9%
(Cost $3,091,953)		3,171,887

Liabilities less Other Assets – (0.9)%		(28,982)
NET ASSETS – 100.0%		$3,142,905

(1)	When-Issued Security. Coupon rate is not in effect at March 31, 2015.
(2)	Zero coupon bond reflects effective yield on the date of purchase.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	22.0%
AA	57.5
A	15.2
BBB	0.2
Not Rated	5.1

Total	100.0%

*Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
Financials	11.1%
General	15.3
General Obligation	33.0
Transportation	10.6
Water	8.5
All other sectors less than 5%	21.5

Total	100.0%

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

INTERMEDIATE TAX-EXEMPT FUND continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$2,725,416	$–	$2,725,416
Investment Companies	352,377	–	–	352,377
Short-Term Investments	–	94,094	–	94,094
Total Investments	$352,377	$2,819,510	$–	$3,171,887

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7%

Alabama – 0.0%

Alabama State Capital Improvement G.O. Unlimited Bonds, Series B, 4.00%, 8/1/15	$150	$152

Birmingham Capital Improvement G.O. Unlimited Refunding Bonds, Series A (AMBAC Insured), Prerefunded, 4.50%, 12/1/16	365	389
		541

Arizona – 4.8%

Arizona Board of Regents State University System Revenue Refunding Bonds, Series A, 4.00%, 7/1/15	565	570

Arizona State Department of Administration Refunding COPS, Series B, 4.00%, 10/1/15	400	407

Arizona State Transportation Board Excise TRB, Maricopa County Regional Area Road, 5.00%, 7/1/15	5,000	5,061

Arizona State Transportation Board Highway Revenue Bonds, 5.00%, 7/1/15	150	152

Chandler G.O. Limited Refunding Bonds, 4.00%, 7/1/21	4,000	4,575

Maricopa County Community College District G.O. Unlimited Bonds, Series C, 4.00%, 7/1/15	1,000	1,010
4.00%, 7/1/16	1,000	1,046

Maricopa County Community College District G.O. Unlimited Refunding Bonds, 2.00%, 7/1/15	5,000	5,024

Maricopa County School District #3 Tempe Elementary G.O. Unlimited Bonds, Series C, 2.00%, 7/1/18	5,000	5,148

Maricopa County Unified School District No. 11 Peoria G.O. Unlimited Bonds, School Improvement Project, 5.00%, 7/1/16	4,250	4,491

Maricopa County Unified School District No. 4 Mesa G.O. Limited Refunding Bonds, 4.00%, 7/1/19	2,000	2,230

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Arizona – 4.8% – continued

Maricopa County Unified School District No. 60 Higley G.O. Unlimited Bonds, Series A, School Improvement Project of 2013, 3.00%, 7/1/15	$2,675	$2,693

Maricopa County Union High School District No. 216 Agua Fria G.O. Limited Refunding Bonds, 4.00%, 7/1/16	770	804

Peoria G.O. Unlimited Bonds, Series A, Projects of 2000 & 2005, 3.00%, 7/1/15	200	201

Phoenix Civic Improvement Corp. Transportation Excise TRB, 4.00%, 7/1/16	3,500	3,661

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Junior Lien (NATL-RE Insured), Prerefunded, 5.00%, 7/1/15	8,500	8,602

Phoenix Civic Improvement Corp. Water System Revenue Refunding Bonds, Series B, Junior Lien, 5.00%, 7/1/21	5,000	6,006

Phoenix G.O. Unlimited Bonds, Series B, Prerefunded, 5.00%, 7/1/15	5,000	5,060

Pima County Street & Highway Revenue Bonds (NATL-RE Insured), Prerefunded, 4.00%, 7/1/15	300	303

Pima County Unified School District No. 10 Amphitheater G.O. Unlimited Bonds, Series D, School Improvement Project of 2007, 2.00%, 7/1/16	425	433

Pinal County Obligation Revenue Bonds, 5.00%, 8/1/21	2,505	2,987

Pinal County Obligations Revenue Refunding Bonds, 3.00%, 8/1/15	1,820	1,837

Regional Public Transportation Authority Excise TRB, Series A, Maricopa County Public Transportation, 5.00%, 7/1/15	400	405

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Series A, 5.00%, 1/1/16	150	156

Scottsdale G.O. Limited Refunding Bonds, 7/1/22 (1)	2,000	2,175

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Arizona – 4.8% – continued

Scottsdale G.O. Unlimited Bonds, Series 2008A, Project of 2000, 3.50%, 7/1/15	$100	$101

Tempe Union High School District No. 213 G.O. Unlimited Bonds, School Improvement Project of 2008, 3.25%, 7/1/15	300	302

Tucson Water System Revenue Bonds, 5.00%, 7/1/16	1,275	1,350
		66,790

California – 6.3%

Bay Area Toll Bridge Authority Variable Revenue Bonds, Series B, 1.50%, 4/2/18	1,000	1,012

California State Department of Water Resources Center Valley Project Revenue Refunding Bonds, Series AS, 5.00%, 12/1/21	9,000	10,994

California State Department of Water Resources Power Supply Revenue Bonds, Series L, 5.00%, 5/1/16	200	210

California State Department of Water Resources Supply Revenue Bonds, Series L, 5.00%, 5/1/15	10,000	10,041

California State G.O. Unlimited Refunding Bonds, 5.00%, 3/1/16	100	104

California State Health Facilities Financing Authority Variable Revenue Refunding Bonds, St. Joseph Health System, 5.00%, 10/18/22	2,500	3,044

California State Various Purpose G.O. Unlimited Bonds, 5.00%, 10/1/18	10,000	11,378

California State Various Purpose G.O. Unlimited Refunding Bonds, 5.00%, 11/1/20	8,000	9,526
5.00%, 12/1/21	5,000	6,058

East Bay Municipal Utility District Water System Revenue Refunding Bonds, Series A, 5.00%, 6/1/25	2,125	2,690

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/22	2,590	3,192

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

California – 6.3% – continued

Los Angeles Department of Water & Power System Revenue Bonds, Series A, 5.00%, 7/1/19	$5,000	$5,810

Los Angeles Unified School District G.O. Unlimited Bonds, Series C, Election of 2002 (AGM Insured), 4.00%, 7/1/15	200	202

Los Angeles Unified School District G.O. Unlimited Bonds, Series I, 5.00%, 7/1/15	5,000	5,061

Los Angeles Unified School District G.O. Unlimited Bonds, Series KY, 5.00%, 7/1/15	200	202

Sacramento Regional County Sanitation Districts Financing Authority Revenue Bonds (NATL Insured), Prerefunded, 5.00%, 6/1/16	500	528

San Francisco Bay Area Toll Bridge Authority Variable Revenue Bonds, Series C3, 1.45%, 8/1/17	6,725	6,780

San Francisco City & County Road Repaving & Street Safety G.O. Unlimited Bonds, Series C, 5.00%, 6/15/18	1,385	1,569

San Francisco Community College District G.O. Unlimited Refunding Bonds, 6/15/23(1)	1,000	1,224

San Juan Unified School District G.O. Unlimited Bonds, 5.00%, 8/1/20	1,125	1,336

San Juan Unified School District G.O. Unlimited Bonds, Series B, Election of 2012, 3.00%, 8/1/21	2,215	2,410

University of California Revenue Bonds, Series O, 5.00%, 5/15/15	195	196

University of California Revenue Refunding Bonds, Series AO, 5.00%, 5/15/20	4,000	4,730
		88,297

Colorado – 0.8%

Arapahoe County School District No. 5 Cherry Creek G.O. Unlimited Refunding Bonds (State Aid Withholding), 3.00%, 12/15/15	100	102

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Colorado – 0.8% – continued

Colorado State Refunding COPS, Series A, UCDHSC Fitzsimons Academic Projects, 5.00%, 11/1/17	$1,875	$2,075

Denver City & County Excise Tax Revenue Refunding Bonds, Series A (Assured Guaranty Insured), 6.00%, 9/1/21	5,000	6,013

Larimer Weld & Boulder County School District No. R-2J Thompson G.O. Unlimited Refunding Bonds (AGM Insured), 5.00%, 12/15/15	250	259

Metro Wastewater Reclamation District Sewer Revenue Bonds, Series A, 5.00%, 4/1/16	285	299

Platte River Power Authority Revenue Bonds, Series GG (AGM Insured), 5.00%, 6/1/15	250	252

Regional Transportation District Transit Vehicles COPS, Series A, (AMBAC Insured), 5.00%, 12/1/16	1,590	1,708
		10,708

Connecticut – 2.0%

Connecticut State G.O. Unlimited Bonds, Series A (AGM Insured), 3.80%, 12/15/15	100	103
5.00%, 12/15/15	250	259

Connecticut State G.O. Unlimited Bonds, Series C, 4.10%, 11/1/15	225	230

Connecticut State G.O. Unlimited Refunding Bonds, Series B, 5.00%, 5/1/17	5,520	6,017

Connecticut State G.O. Unlimited Refunding Bonds, Series H, 5.00%, 11/15/20	2,500	2,959

Connecticut State GAAP Conversion G.O. Unlimited Bonds, Series A, 5.00%, 10/15/20	8,000	9,450

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Bonds, Series A, 5.00%, 9/1/21	4,425	5,302

Connecticut State Special Tax Obligation Transportation Infrastructure Revenue Refunding Bonds, Series 1, Second Lien, 5.00%, 2/1/17	2,500	2,700

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Connecticut – 2.0% – continued

Hartford G.O. Unlimited Bonds (AMBAC Insured), Prerefunded, 5.00%, 7/15/16	$600	$636

Norwalk G.O. Unlimited Refunding Bonds, Series B, 2.50%, 7/1/15	50	50

University of Connecticut Revenue Bonds, Series A (G.O. of University Insured), 3.70%, 4/1/16	100	103

Waterford G.O. Unlimited Bonds, 3.00%, 3/15/16	50	51
		27,860

Delaware – 1.5%

Delaware State G.O. Unlimited Bonds, Series 2009C, 5.00%, 10/1/15	15,000	15,367

New Castle County G.O. Unlimited Refunding Bonds, 5.00%, 10/1/18	3,445	3,921

University of Delaware Revenue Refunding Bonds, Series B, 5.00%, 11/1/15	1,000	1,028
		20,316

District of Columbia – 0.0%

District of Columbia Income Tax Secured Revenue Bonds, Series D, 5.00%, 12/1/15	100	103

Florida – 6.0%

Broward County G.O. Unlimited Refunding Bonds, Series A, 5.00%, 1/1/16	2,525	2,617

Citizens Property Insurance Corp. High Risk Revenue Bonds, Series A1, Senior Secured, 5.00%, 6/1/15	11,265	11,355

Citizens Property Insurance Corp. High Risk Senior Secured Revenue Bonds, Series A-1, 4.00%, 6/1/15	210	211

Clay County Infrastructure Sales Surtax Revenue Bonds (Assured Guaranty Insured), 5.25%, 10/1/17	4,600	5,040

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/15	5,430	5,474

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Florida – 6.0% – continued
5.00%, 6/1/16	$100	$106

Florida State Board of Public Education Capital Outlay G.O. Unlimited Refunding Bonds, Series C, 5.00%, 6/1/17	10,100	11,054

Florida State Board of Public Education G.O. Unlimited Bonds, Series A, Capital Outlay 2006, 5.00%, 6/1/16	405	427

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series B, Capital Outlay, 6/1/20 (1)	5,000	5,888

Florida State Board of Public Education G.O. Unlimited Refunding Bonds, Series B, Capital Outlay 2008, 4.00%, 6/1/16	100	104

Florida State Department of Transportation G.O. Unlimited Refunding Bonds, Series B, Right of Way, 3.38%, 7/1/16	500	509

Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A, Escrowed to Maturity, 5.00%, 7/1/15	10,000	10,120
5.00%, 7/1/16	5,000	5,288

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, 5.00%, 10/1/16	4,000	4,265

Gainesville Utilities System Revenue Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 10/1/15	200	205

Jacksonville Special Revenue Refunding Bonds, Series D, 5.00%, 10/1/15	155	159

JEA Electric System Revenue Bonds, Subseries A, 5.00%, 10/1/15	250	256

JEA Electric System Revenue Bonds, Subseries B, 5.00%, 10/1/15	235	241

JEA Electric System Revenue Bonds, Series Three A, 5.00%, 10/1/17	940	1,040

JEA Electric System Revenue Bonds, Series Three D-1, 4.00%, 10/1/15	250	255

JEA Water & Sewer System Revenue Bonds, Series B, Escrowed to Maturity, 5.00%, 10/1/15	165	169

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Florida – 6.0% – continued

JEA Water & Sewer System Revenue Bonds, Series C, 3.50%, 10/1/15	$150	$153

Lee County School Board COPS, Series A (AGM Insured), 4.20%, 8/1/16	250	263

Miami-Dade County G.O. Unlimited Bonds, Series B, Building Better Communities Program, 5.00%, 7/1/15	5,000	5,060

Palm Beach County Public Improvement Revenue Bonds, 4.00%, 5/1/15	200	201

Palm Beach County School Board Refunding COPS, Series E (AMBAC Insured), 5.38%, 8/1/15	5,000	5,087

Reedy Creek Improvement District Utilities Revenue Refunding Bonds, Series 2 (AMBAC Insured), 5.00%, 10/1/15	5,730	5,864

Sarasota County Infrastructure Sales Surtax Revenue Bonds, Series A, 5.00%, 10/1/16	1,500	1,603

Sarasota County Infrastructure Sales Surtax Revenue Refunding Bonds, 5.00%, 10/1/21	1,000	1,200
		84,214

Georgia – 2.7%

Atlanta & Fulton County Recreation Authority Revenue Refunding & Park Improvement Bonds, Series A, 5.00%, 12/1/19	380	440

Cherokee County School System G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 8/1/20	2,160	2,551

Cherokee County School System G.O. Unlimited Refunding Bonds, Series B (State Aid Withholding), 5.00%, 8/1/20	1,000	1,181
5.00%, 8/1/21	3,285	3,947

Clayton County Water Authority & Sewage Revenue Refunding Bonds, 4.00%, 5/1/16	500	519

De Kalb County Water & Sewer Revenue Refunding Bonds, 2nd Resolution, 5.00%, 10/1/20	1,250	1,469

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Georgia – 2.7% – continued

De Kalb Water & Sewerage Revenue Bonds, Series A, 4.00%, 10/1/15	$835	$851

DeKalb County Water & Sewerage Revenue Bonds, Series A, 3.00%, 10/1/15	100	102

Forsyth County School District G.O. Unlimited Bonds, 5.00%, 2/1/19	1,000	1,143
5.00%, 2/1/20	1,000	1,172

Fulton County Facilities Corp. COPS, Public Purpose Project, 5.00%, 11/1/15	2,250	2,310
5.00%, 11/1/16	2,280	2,431
5.00%, 11/1/18	2,505	2,817

Georgia State G.O. Unlimited Bonds, Series A, 5.00%, 1/1/16	200	207

Georgia State G.O. Unlimited Bonds, Series D, 5.00%, 5/1/16	150	158

Georgia State Road & Tollway Authority Federal Highway Grant Anticipation Revenue Bonds, Series A, 5.00%, 6/1/18	5,000	5,612

Henry County School District G.O. Unlimited Bonds (State Aid Withholding), 3.00%, 12/1/15	100	102

Henry County School District G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 8/1/19	5,270	6,104

Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding Bonds, Series A, Third Indenture (NATL Insured), 5.00%, 7/1/15	4,000	4,048
		37,164

Hawaii – 1.5%

Hawaii State G.O. Unlimited Bonds, Series EH, 5.00%, 8/1/19	3,810	4,422

Hawaii State G.O. Unlimited Refunding Bonds, Series DY, 3.00%, 2/1/16	100	102
4.00%, 2/1/16	100	103

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Hawaii – 1.5% – continued

Hawaii State G.O. Unlimited Refunding Bonds, Series EF, 5.00%, 11/1/21	$5,000	$6,026

Hawaii State G.O. Unlimited Refunding Bonds, Series EJ, 3.00%, 8/1/15	100	101

Honolulu City & County Board of Water Supply System Revenue Bonds, Series A (NATL-RE Insured), Prerefunded, 4.00%, 7/1/16	350	366

Honolulu City & County G.O. Unlimited Bonds, Series A, 5.00%, 4/1/16	130	136

Honolulu City & County G.O. Unlimited Bonds, Series A (AGM Insured), 5.25%, 7/1/16	150	159

Honolulu City & County G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 7/1/15	300	304

Honolulu City & County G.O. Unlimited Bonds, Series B (AGM Insured), 5.25%, 7/1/15	240	243

Honolulu City & County G.O. Unlimited Bonds, Series C (NATL-RE Insured), Prerefunded, 5.00%, 7/1/15	175	177

Honolulu City & County G.O. Unlimited Bonds, Series F, 5.00%, 9/1/15	2,000	2,041

Honolulu City & County G.O. Unlimited Refunding Bonds, Series C, 10/1/21 (1)	5,000	6,009

Honolulu City & County Wastewater System Revenue Bonds, Junior Series A, Second Bond Resolution (AGM Insured), 5.00%, 7/1/16	650	687
		20,876

Idaho – 0.2%

Canyon County School District #134 Middleton G.O. Unlimited Refunding Bonds (Idaho Sales Tax Guaranty Insured), 5.00%, 9/15/20	1,045	1,229

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Idaho – 0.2% – continued

Twin Falls County School District No. 411 G.O. Unlimited Refunding Bonds, Series C (Idaho Sales Tax Guaranty Insured), 5.00%, 9/15/17	$1,945	$2,145
		3,374

Illinois – 3.2%

Chicago Metropolitan Water Reclamation District of Greater Chicago Capital Improvement G.O. Limited Tax Bonds, 5.00%, 12/1/15	100	103

Chicago Metropolitan Water Reclamation District of Greater Chicago G.O. Unlimited Refunding Bonds, Series A, 4.00%, 12/1/15	500	513

Cook County Community College District #504 Triton G.O. Unlimited Bonds, Alternative Revenue Source, 5.00%, 6/1/22	1,150	1,384

Cook County Community High School District #228 Bremen G.O. Limited Bonds, Series B, 5.00%, 12/1/17	1,500	1,646

Cook County School District No. 144 Prairie Hills G.O. Limited Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 12/1/20	500	598

Du Page County Community High School District No. 108 G.O. Unlimited Refunding Bonds, 4.00%, 1/1/19	1,000	1,098

Grundy & Will Counties Community Unit School District No. 1 G.O. Unlimited Bonds, 5.88%, 2/1/16	1,120	1,169

Illinois State Build Sales TRB, 5.00%, 6/15/16	3,500	3,695

Illinois State Finance Authority Revenue Bonds, Clean Water Initiative, 5.00%, 7/1/19	5,440	6,267

Illinois State Finance Authority Revenue Bonds, Series A-1, Advocate Health Care, 5.00%, 1/15/20	1,295	1,495

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series A, 5.00%, 12/1/19	3,500	4,068

Illinois State Toll Highway Authority Senior Priority Revenue Bonds, Series A (AGM Insured), Prerefunded, 5.00%, 7/1/15	400	405

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Illinois – 3.2% – continued

Illinois State Toll Highway Authority Senior Priority Revenue Bonds, Series A-2 (AGM Insured), Prerefunded, 5.00%, 7/1/16	$600	$635

Illinois State Toll Highway Authority Senior Revenue Refunding Bonds, Series B, 5.00%, 12/1/17	3,000	3,332
5.00%, 12/1/18	1,000	1,138

Illinois State Unemployment Insurance Fund Building Receipts Revenue Bonds, Series A, 5.00%, 6/15/15	750	758

Illinois State Unemployment Insurance Fund Building Receipts Revenue Bonds, Series B, 5.00%, 12/15/19	3,500	3,535

Sangamon County Community Unit School District No. 5 G.O. Unlimited Refunding Bonds, Prerefunded (AGM Insured), Escrowed to Maturity, 5.00%, 1/1/16	320	331

Sangamon County School District No. 186 Springfield G.O. Limited Refunding Bonds, Series B (BAM Insured), 4.00%, 2/1/19	1,330	1,449
5.00%, 2/1/21	6,260	7,209

Tinley Park G.O. Unlimited Bonds, 4.00%, 12/1/15	425	435
4.00%, 12/1/17	470	506

Will County Community High School District No210 Lincoln-Way G.O. Unlimited Refunding Bonds (AGM Insured), 1/1/19 (1)	2,000	2,232

Winnebago County Public Safety Sales Tax G.O. Unlimited Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 6/30/15	300	304
		44,305

Indiana – 0.5%

Indiana Finance Authority Water Utility Revenue Bonds, Second Lien, Citizens Energy Group, 2.95%, 10/1/22	1,750	1,819

Indiana State Finance Authority Revenue Bonds, Series B, State Revolving Fund Program, 5.50%, 2/1/16	200	209

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Indiana – 0.5% – continued

Indiana State Municipal Power Agency Revenue Bonds, Series A (BHAC-CR AMBAC Insured), Prerefunded, 5.00%, 1/1/16	$500	$518

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Series A, 5.00%, 1/1/21	1,490	1,772

Indianapolis Local Public Improvement Bond Bank Revenue Bonds, Series C (AGM Insured), 4.00%, 2/1/16	130	134

South Bend Community School Corp. Revenue Refunding Bonds, First Mortgage, 2002 School Building (NATL Insured State Aid Withholding), 4.50%, 7/15/15	125	126

Sunman Dearborn Intermediate School Building Corp. First Mortgage Revenue Refunding Bonds (State Intercept Program), 3.00%, 7/15/17	900	940
4.00%, 1/15/18	1,335	1,436
		6,954

Iowa – 0.0%

Des Moines Capital Loan Notes G.O. Unlimited Refunding Bonds, Series H, 5.00%, 6/1/16	495	522

Kansas – 0.4%

Butler County Improvement Unified School District No. 490 G.O. Unlimited Bonds, Series B (AGM Insured), Prerefunded, 5.00%, 9/1/15	395	403

Johnson County Internal Improvement G.O. Unlimited Bonds, Series A, 5.00%, 9/1/16	655	698
5.00%, 9/1/21	835	1,011

Kansas State Department of Transportation Highway Revenue Refunding Bonds, Series A, 5.00%, 9/1/15	1,000	1,020

Wichita G.O. Unlimited Refunding Bonds, Series C, 5.00%, 9/1/18	2,230	2,525
		5,657

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Kentucky – 0.9%

Kentucky State Economic Development Finance Authority Revenue Bonds, Series B, Catholic Health Initiatives, 2.70%, 11/10/21	$1,500	$1,516

Kentucky State Property & Buildings Commission Revenue Bonds, Series A, Project No. 95, 5.00%, 8/1/15	5,805	5,899

Kentucky State Turnpike Authority Economic Development Road Revenue Bonds, Series A, Revitalization Projects, 5.00%, 7/1/18	4,500	5,079
		12,494

Louisiana – 0.4%

Caddo Parish Parishwide School District G.O. Unlimited Bonds (CIFG Insured), Prerefunded, 4.00%, 3/1/16	270	279

Louisiana State G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/21	2,500	2,992

Louisiana State Gas & Fuels Tax Revenue Refunding Bonds, Series A-1, 5.00%, 5/1/16	150	158

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series E, Subordinate Lien, Baton Rouge Road, 8/1/20 (1)	1,535	1,796

St. Tammany Parish Wide School District No. 12 G.O. Unlimited Bonds (NATL-RE Insured), Prerefunded, 4.00%, 3/1/16	350	362
		5,587

Maryland – 6.5%

Anne Arundel County Consolidated General Improvement G.O. Limited Bonds, 5.00%, 4/1/18	2,915	3,270

Anne Arundel County Consolidated Improvements G.O. Limited Bonds, 5.00%, 4/1/15	150	150

Anne Arundel County Consolidated Water & Sewer G.O. Limited Refunding Bonds, 4.00%, 4/1/16	250	259

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Maryland – 6.5% – continued

Baltimore Consolidated Public Improvement G.O. Unlimited Refunding Bonds, Series C (NATL Insured), 5.50%, 10/15/15	$200	$206

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 8/1/19	5,000	5,804

Baltimore County Consolidated Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 11/1/15	500	514

Baltimore County Metropolitan District 77th Issue G.O. Unlimited Bonds, 5.00%, 8/1/23	1,395	1,736

Baltimore County Public Improvement G.O. Unlimited Bonds, 5.00%, 2/1/19	5,000	5,727

Baltimore Wastewater Projects Revenue Bonds, Series C, 5.00%, 7/1/21	1,330	1,593

Baltimore Water Project Revenue Bonds, Series A, 5.00%, 7/1/20	1,000	1,178

Charles County Consolidated Public Improvement G.O. Unlimited Bonds, 5.00%, 7/15/17	1,470	1,618
5.00%, 10/1/20	1,935	2,308
5.00%, 10/1/21	2,035	2,469

Frederick County G.O. Unlimited Refunding Bonds, Series C, Escrowed to Maturity, 4.00%, 12/1/15	50	51

Frederick County G.O. Unlimited Refunding Bonds, Series C, Unrefunded Balance, 4.00%, 12/1/15	6,325	6,488

Frederick County Public Facilities G.O. Unlimited Bonds, Unrefunded Balance, 5.00%, 6/1/16	125	132

Frederick County Public Facilities G.O. Unlimited Refunding Bonds, Escrowed to Maturity, 4.00%, 8/1/20	235	267

Frederick County Public Facilities G.O. Unlimited Refunding Bonds, Unrefunded Balance, 4.00%, 8/1/20	4,985	5,652

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Maryland – 6.5% – continued

Howard County Consolidated Public Improvement G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/15/19	$3,735	$4,283

Howard County G.O. Unlimited Refunding Bonds, Series A, Consolidated Public Improvement Project, 5.00%, 8/15/15	150	153

Maryland State & Local Facilities Loan Capital Improvement G.O. Unlimited Bonds, Series A, Prerefunded, 4.00%, 3/1/16	150	155

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, First Series B, 5.00%, 3/15/19	5,000	5,747

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, First Series, Prerefunded, 5.00%, 3/15/17	150	163

Maryland State & Local Facilities Loan G.O. Unlimited Bonds, Second Series B, 5.00%, 8/1/16	15,000	15,936

Maryland State & Local Facilities Loan G.O. Unlimited Refunding Bonds, First Series C, 5.00%, 8/1/20	5,000	5,940

Maryland State & Local Facilities Loan G.O. Unlimited Refunding Bonds, Second Series, 4.50%, 8/1/20	3,000	3,487

Maryland State Department of Transportation Consolidated Revenue Bonds, 5.00%, 2/15/16	100	104
5.00%, 2/1/22	10,000	12,148

Maryland State Department of Transportation Consolidated Revenue Bonds, Second Issue, 4.00%, 9/1/15	200	203

Maryland State G.O. Unlimited Refunding Bonds, Series 2-C, 5.00%, 8/1/21	1,350	1,634

Montgomery County Consolidated Public Improvement G.O. Unlimited Refunding Bonds, Series A, 5.00%, 11/1/15	150	154

Montgomery County Public Improvement G.O. Unlimited Bonds, Series A, 4.00%, 11/1/15	100	102

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Maryland – 6.5% – continued

University System of Maryland Auxiliary Facility & Tuition Revenue Bonds, Series A, 5.00%, 4/1/16	$150	$157

University System of Maryland Auxiliary Facility & Tuition Revenue Bonds, Series D, 4.00%, 4/1/16	150	156
		89,944

Massachusetts – 1.2%

Boston G.O. Unlimited Bonds, Series A, 5.00%, 4/1/15	180	180

Falmouth G.O. Limited Bonds, Series A, 3.00%, 7/15/16	1,210	1,252

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series A, 5.00%, 8/1/16	310	329
5.00%, 4/1/19	3,500	4,021

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series C, 4.00%, 12/1/15	200	205
5.00%, 12/1/15	200	207

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series C (FGIC-TCRS Insured), Partially Escrowed to Maturity, 5.50%, 11/1/15	445	459

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series C (G.O. of Commonwealth Insured), 5.50%, 11/1/15	200	206

Massachusetts State Consolidated Loan G.O. Limited Bonds, Series C, Prerefunded, 5.00%, 9/1/15	1,300	1,326
5.00%, 9/1/15	100	102

Massachusetts State G.O. Limited Bonds, Series B, Consolidated Loan, 4.00%, 6/1/15	300	302

Massachusetts State G.O. Limited Refunding Bonds, Series B, 5.00%, 8/1/18	4,200	4,750
5.00%, 8/1/19	1,000	1,159

Massachusetts State G.O. Unlimited Refunding Bonds, Series B, 4.00%, 12/1/15	400	410

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Massachusetts – 1.2% – continued

Massachusetts State School Building Authority Sales TRB, Senior Series B, 5.00%, 10/15/15	$1,000	$1,027

Massachusetts State School Building Authority Sales TRB, Series A (AGM Insured), Prerefunded, 5.00%, 8/15/15	395	402

Massachusetts State Water Pollution Abatement Trust Revenue Refunding Bonds, Pool Program, 5.00%, 8/1/16	540	574
		16,911

Michigan – 1.3%

Eaton Rapids Public Schools G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/20	800	928

Kentwood Public Schools G.O. Unlimited Refunding Bonds, 4.00%, 5/1/18	2,340	2,537

Marshall Public School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 4.00%, 5/1/16	535	556

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.00%, 10/15/17	1,100	1,214

Michigan State Building Authority Revenue Refunding Bonds, Series I, Facilities Program, 5.00%, 10/15/15	150	154

Michigan State Finance Authority Clean Water Revolving Fund Revenue Refunding Bonds, 5.00%, 10/1/20	2,805	3,328

Michigan State Finance Authority Revenue Refunding Bonds, State Revolving Fund, 5.00%, 10/1/19	2,755	3,206

Michigan State Finance Authority Unemployment Obligation Assessment Revenue Refunding Bonds, Series B, 5.00%, 7/1/22	1,850	1,958

Michigan State Hospital Finance Authority Revenue Bonds, Chelsea Community Hospital Obligated, Prerefunded, 5.00%, 5/15/15	300	302

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Michigan – 1.3% – continued

Michigan State Municipal Bond Authority Clean Water Revolving Fund Revenue Bonds, 5.00%, 10/1/19	$1,635	$1,903

Thornapple Kellogg School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 5.00%, 5/1/19	325	370

Warren Consolidated School District G.O. Unlimited Refunding Bonds (Q-SBLF Insured), 4.00%, 5/1/16	350	363

Western Michigan University General Revenue Refunding Bonds, 3.00%, 11/15/15	500	508
5.00%, 11/15/19	850	976
		18,303

Minnesota – 3.3%

Buffalo Independent School District No. 877 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program Insured), 3.00%, 2/1/17	825	861

Edina Independent School Building District No. 273 G.O. Unlimited Refunding Bonds, Series B (School District Credit Program Insured), 5.00%, 2/1/18	4,310	4,796

Hastings Independent School District No. 200 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 5.00%, 2/1/21	1,550	1,840

Hennepin County G.O. Unlimited Bonds, Series E, Capital Notes, 4.00%, 12/1/15	100	102

Hennepin County G.O. Unlimited Refunding Bonds, Series B, 5.00%, 12/1/21	3,000	3,650

Minneapolis Improvement G.O. Unlimited Bonds, 4.00%, 12/1/15	100	103

Minnesota State Public Facilities Authority Drinking Water Revenue Bonds, Series A, 5.00%, 3/1/16	250	261

Minnesota State Trunk Highway G.O. Unlimited Bonds, Series B, 5.00%, 10/1/21	2,030	2,459

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Minnesota – 3.3% – continued

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series D, 5.00%, 8/1/15	$500	$508

Minnesota State Various Purpose G.O. Unlimited Refunding Bonds, Series F, 4.00%, 8/1/15	10,000	10,129
5.00%, 10/1/19	10,075	11,740

Park Rapids Independent School District No. 309 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 5.00%, 2/1/17	1,385	1,494
5.00%, 2/1/20	1,410	1,642

Rochester Independent School Building District #535 G.O. Unlimited Refunding Bonds, Series A (School District Credit Program), 5.00%, 2/1/16	120	125

Rochester Wastewater G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/1/19	1,810	2,075

St. Paul Metropolitan Area Council Minneapolis Wastewater G.O. Unlimited Refunding Bonds, Series E, 5.00%, 9/1/21	3,350	4,059
		45,844

Missouri – 0.9%

Columbia School District G.O. Unlimited Refunding Bonds, 3/1/26 (1)	3,025	3,734

Hazelwood School District G.O. Unlimited Refunding Bonds (State Aid Direct Deposit Program), 2.00%, 3/1/16	300	305

Jackson County Reorganized School District #7 Lees Summit G.O. Unlimited Refunding Bonds, 3.00%, 3/1/18	1,365	1,446

Jackson County Special Obligation Revenue Refunding Bonds, Truman Sports Complex Project (State Appropriation City Appropriation Insured), 5.00%, 12/1/21	5,000	6,001

Missouri Joint Municipal Electric Utility Commission Power Project Revenue Bonds, Series A, Latan 2 Project (AMBAC Insured), Prerefunded, 5.00%, 1/1/16	250	259

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Missouri – 0.9% – continued

Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Revenue Refunding Bonds, Series A, State Revolving Funds, 5.00%, 1/1/16	$350	$363

Missouri State Highway & Transportation Commission Road Revenue Refunding Bonds, Series C, Senior Lien, 5.00%, 2/1/16	150	156

St. Louis Board of Education G.O. Unlimited Refunding Bonds (NATL-RE Insured State Aid Direct Deposit Program), 5.25%, 4/1/15	455	455
		12,719

Nebraska – 0.2%

Lincoln Electric System Revenue Refunding Bonds, 4.00%, 9/1/15	100	102

Nebraska State Public Power District General Revenue Bonds, Series C, 5.00%, 1/1/16	600	621

Nebraska State Public Power District General Revenue Refunding Bonds, Series A, 3.00%, 1/1/16	150	153

Omaha Public Power District Electric System Revenue Refunding Bonds, Series B, 5.00%, 2/1/19	2,000	2,290
		3,166

Nevada – 1.2%

Clark County School District Building G.O. Limited Bonds, Series B (AMBAC Insured), 5.00%, 6/15/15	2,000	2,020

Clark County School District G.O. Limited Bonds, Series C (AGM Insured), Prerefunded, 5.00%, 12/15/15	3,825	3,953
5.00%, 12/15/15	2,000	2,067
5.00%, 12/15/15	1,000	1,034
5.00%, 12/15/15	300	310
5.00%, 12/15/15	255	264

Clark County School District G.O. Limited Tax Bonds, Series B, 5.00%, 6/15/15	110	111

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Nevada – 1.2% – continued

Las Vegas Valley Water District G.O. Limited Tax Refunding Bonds, Series D, 5.00%, 6/1/15	$750	$756

Nevada Special Revenue Bonds, Unemployment Compensation Fund, 5.00%, 6/1/16	435	459

Nevada State Capital Improvement G.O. Limited Bonds, Series E (AGM Insured), 5.00%, 3/1/16	100	104

Nevada State G.O. Limited Bonds, Series A, 5.00%, 8/1/21	2,585	3,095

Nevada State Highway Improvement Motor Vehicle Fuel TRB, 5.00%, 12/1/15	235	243

Nevada State University System G.O. Limited Refunding Bonds, Series G (NATL-RE Insured), 5.00%, 8/1/15	250	254

Washoe County School District G.O. Limited Tax Refunding Bonds, Series A, 4.00%, 6/1/19	1,825	2,021
		16,691

New Hampshire – 0.2%

New Hampshire State Municipal Bond Bank Revenue Refunding Bonds, Series A, 5.00%, 8/15/16	265	282

Portsmouth Capital Improvement Loan G.O. Unlimited Bonds, 5.00%, 6/1/21	1,590	1,915
		2,197

New Jersey – 3.5%

Elizabeth G.O. Unlimited Bonds, 2.00%, 4/1/17	1,620	1,657

Gloucester County G.O. Unlimited Bonds, 2.00%, 9/15/15	100	101

Hudson County G.O. Unlimited Bonds, Prerefunded, 4.25%, 9/1/16	200	211

Long Branch General Improvement G.O. Unlimited Bonds (NATL-RE Insured), Prerefunded, 4.13%, 1/15/16	200	206

Monmouth County G.O. Unlimited Bonds, 4.00%, 1/15/19	3,515	3,896

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

New Jersey – 3.5% – continued

Monmouth County Improvement Authority Lease Revenue Bonds, Capital Equipment Pooled Project, 4.00%, 10/1/15	$150	$153

New Jersey Environmental Infrastructure Trust Revenue Bonds, 5.00%, 9/1/20	2,280	2,712

New Jersey Environmental Infrastructure Trust Revenue Bonds, Series A, Unrefunded Balance, 5.00%, 9/1/15	120	122

New Jersey State Building Authority Revenue Bonds, Series A, Prerefunded, 5.00%, 6/15/16	500	528

New Jersey State Economic Development Authority Revenue Refunding Bonds, Series GG, School Facilities (State Appropriation Insured), Escrowed to Maturity, 5.00%, 9/1/15	5,000	5,100

New Jersey State EDA School Facilities Construction Revenue Refunding Bonds, Series EE, 5.00%, 9/1/18	10,600	11,602

New Jersey State G.O. Unlimited Refunding Bonds, 5.00%, 8/1/15	3,200	3,251

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series C (NATL-RE FGIC Insured), Prerefunded, 5.25%, 6/15/15	4,710	4,759

New Jersey State Transportation System Trust Fund Authority Revenue Bonds, Series D (AMBAC Insured), Prerefunded, 5.00%, 6/15/15	4,000	4,039

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, 5.00%, 6/15/19	2,250	2,493

Ocean County G.O. Unlimited Refunding Bonds (NATL-RE Insured), 5.00%, 11/1/15	100	103

Union County G.O. Unlimited Bonds, Prerefunded, Escrowed to Maturity, 3.00%, 3/1/19	80	85

Union County G.O. Unlimited Bonds, Series B, Prerefunded, Partially Escrowed to Maturity, 3.00%, 3/1/20	55	59

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

New Jersey – 3.5% – continued

Union County G.O. Unlimited Bonds, Series B, Unrefunded Balance, 3.00%, 3/1/20	$2,932	$3,137

Union County G.O. Unlimited Bonds, Unrefunded Balance, 3.00%, 3/1/19	4,235	4,515

Union County Vocational Technology School G.O. Unlimited Bonds (School Board Resource Fund Insured), 3.00%, 3/1/18	460	487
		49,216

New Mexico – 1.9%

Albuquerque Bernalillo County Water Utility Authority Joint Water & Sewer Revenue Refunding Bonds, Series B, 5.00%, 7/1/21	1,675	2,022

Albuquerque G.O. Unlimited Bonds, Series A, 3.00%, 7/1/15	1,590	1,601

Albuquerque General Purpose G.O. Unlimited Bonds, Series A, 4.00%, 7/1/17	5,050	5,434

New Mexico State Finance Authority Revenue Bonds, Series A, Senior Lien, Public Project Revolving Fund, 4.25%, 6/1/15	100	101

New Mexico State Finance Authority Transportation Revenue Refunding Bonds, Series A-2, Subordinate Lien, 5.00%, 12/15/15	400	414

New Mexico State Severance Tax Permanent Fund Revenue Bonds, Series A, 5.00%, 7/1/16	350	370

New Mexico State Severance Tax Revenue Refunding Bonds, Series D, 5.00%, 7/1/17	10,000	10,977

New Mexico State University Improvement Refunding Revenue Bonds, Series B, 5.00%, 4/1/18	2,615	2,927

New Mexico State University Revenue Refunding & Improvement Bonds, Series B, 5.00%, 4/1/19	2,710	3,108
		26,954

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

New York – 5.7%

Camden Central School District G.O. Unlimited Bonds (AGM Insured State Aid Withholding), 4.25%, 3/15/26	$645	$670

Erie County Fiscal Stability Authority Sales Tax Revenue Refunding Bonds, Series B, State Aid Secured, 4.00%, 1/15/16	125	129

Long Beach City School District G.O. Unlimited Bonds (State Aid Withholding), 3.00%, 5/1/18	4,015	4,254

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B (NATL-RE Insured), Prerefunded, 5.00%, 11/15/16	200	215

Metropolitan Transportation Authority Revenue Bonds, Series B-1, 5.00%, 11/15/15	135	139

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.00%, 11/15/17	2,235	2,477

Metropolitan Transportation Authority Revenue Bonds, Subseries A-1, 5.00%, 11/15/18	3,540	4,022

Monroe County Industrial Development Agency School Facilities Revenue Bonds, Rochester Schools Modernization (State Aid Withholding), 5.00%, 5/1/17	705	768
5.00%, 5/1/18	1,000	1,121

New York City G.O. Unlimited Bonds, Series G, 5.00%, 8/1/15	350	356
5.00%, 8/1/19	5,000	5,754

New York City G.O. Unlimited Bonds, Subseries G-1, 5.00%, 4/1/21	1,475	1,746

New York City G.O. Unlimited Bonds, Series H-1, 5.00%, 3/1/16	5,000	5,221

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A, Prerefunded, Escrowed to Maturity, 5.00%, 11/1/15	3,935	4,045

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

New York – 5.7% – continued

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A, Unrefunded Balance, 5.00%, 11/1/15	$1,065	$1,095

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B, Prerefunded, Escrowed to Maturity, 5.00%, 11/1/15	120	123

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B, Unrefunded Balance, 5.00%, 11/1/15	660	679

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries E, 5.00%, 11/1/15	490	504

New York City Transitional Finance Authority Subordinated Future Tax Secured Revenue Bonds, Series B, Prerefunded, Escrowed to Maturity, 5.00%, 11/1/15	5,200	5,345

New York City Transitional Finance Authority Subordinated Future Tax Secured Revenue Bonds, Series B, Unrefunded Balance, Partially Escrowed to Maturity, 5.00%, 11/1/15	3,400	3,497

New York Fiscal 2008 G.O. Unlimited Bonds, Series A-1, 5.00%, 8/1/15	170	173

New York G.O. Unlimited Bonds, Series C, 5.00%, 1/1/16	390	404

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series A, School Districts Financing Program (AGM Insured State Aid Withholding), 4.50%, 10/1/15	355	363

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series C, School Districts Financing Program (Assured Guaranty Insured State Aid Withholding), 5.00%, 10/1/16	1,905	2,036
5.00%, 10/1/17	2,880	3,183

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Bonds, Series A, 5.00%, 2/15/21	4,650	5,539

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

New York – 5.7% – continued

New York State Dormitory Authority Personal Income Tax General Purpose Revenue Bonds, Series E, Unrefunded Balance, 5.00%, 2/15/16	$250	$260

New York State Dormitory Authority Personal Income TRB, Series B, 5.00%, 3/15/16	400	418

New York State Dormitory Authority Sales TRB, Series A, 5.00%, 3/15/16	125	131

New York State Dormitory Authority State Supported Debt Revenue Bonds, Series 2014, Mental Health Service, Unrefunded Balance (State Appropriation Insured), 5.00%, 8/15/15	300	305

New York State Dormitory Authority Supported Debt Revenue Bonds, Series A, City University Consolidated 5th General, 4.00%, 7/1/15	175	177

New York State Dormitory Authority Supported Debt Revenue Bonds, Series A, City University System Consolidated 5th General (NATL Insured), 5.00%, 7/1/15	200	202

New York State Dormitory Education Authority Personal Income TRB, Series A, 5.00%, 3/15/16	1,265	1,323

New York State Education Dormitory Authority Personal Income TRB, Series A, 5.00%, 3/15/16	200	209

New York State Environmental Facilities Corp. Clean Municipal Water & Drinking Revenue Bonds, Series B, Revolving Funds, 5.00%, 6/15/15	250	253

New York State Environmental Facilities Corp. Clean Water & Drinking Revenue Bonds, Series A, 5.00%, 6/15/15	150	151

New York State G.O. Unlimited Bonds, Series A (NATL Insured), 5.00%, 3/15/16	125	131

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series A, Senior Lien (G.O. of Corp. Insured), 5.00%, 4/1/15	200	200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

New York – 5.7% – continued

New York State Local Government Assistance Corp. Revenue Refunding Bonds, Series A, Subordinated Lien, 5.00%, 4/1/16	$100	$105

New York State Thruway Authority Local Highway & Bridge Revenue Bonds, 5.00%, 4/1/15	4,500	4,500

New York State Thruway Authority Second Generation Highway & Bridge Trust Fund Revenue Bonds, Series A, 4.00%, 4/1/16	270	280

New York State Thruway Transportation Authority Personal Income TRB, Series A, 5.00%, 3/15/16	225	235

New York State Transportation Thruway Authority Personal Income TRB, Series A, 4.00%, 3/15/16	150	155

New York State University Dormitory Facilities Authority Supported Debt Revenue Bonds, Series A, 4.00%, 7/1/15	145	146

New York State Urban Development Corp. Personal Income TRB, 5.00%, 12/15/15	440	455

New York State Urban Development Corp. Personal Income TRB, Series A1, 4.00%, 12/15/15	500	514

New York State Urban Development Corp. Personal Income TRB, Series B, 5.00%, 3/15/16	180	188

New York State Urban Development Corp. Personal Income TRB, Series D, 5.00%, 3/15/20	2,850	3,338

New York State Urban Development Corp. Personal Income TRB, Series E, 5.00%, 3/15/21	4,750	5,667

New York State Urban Development Corp. Revenue Refunding Bonds, Series D, 5.00%, 1/1/16	3,000	3,107

Onondaga County G.O. Limited Refunding Bonds, 2.00%, 3/15/16	265	270

Tobacco Settlement Financing Corp. Revenue Asset Backed Bonds, Series B, 5.00%, 6/1/20	2,500	2,520
		79,098

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

North Carolina – 2.5%

Cary Public Improvement G.O. Unlimited Refunding Bonds, Series B, 4.00%, 6/1/15	$250	$252

Forsyth County G.O. Unlimited Bonds, 5.00%, 5/1/20	890	1,051

Mecklenburg County G.O. Unlimited Refunding Bonds, Series C, 3.00%, 12/1/15	3,000	3,057
5.00%, 3/1/16	10,000	10,438

New Hanover County Community College G.O. Unlimited Bonds, Series A, 5.00%, 6/1/17	2,500	2,737

North Carolina State G.O. Unlimited Refunding Bonds, Series C, 4.00%, 5/1/20	10,000	11,308

North Carolina State Public Improvement G.O. Unlimited Bonds, Series A, 5.00%, 5/1/16	150	158

Union County G.O. Unlimited Refunding Bonds, Series C, 4.00%, 3/1/16	150	155

Wake County School G.O. Unlimited Bonds, Series A, 5.00%, 2/1/18	5,100	5,695
		34,851

Ohio – 3.0%

Columbus G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 7/1/19	5,000	5,796

Columbus Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/15/19	2,000	2,325

Cuyahoga County Sales Tax Revenue Refunding Bonds, 5.00%, 12/1/21	1,115	1,348

Gallia County Local School Improvement District G.O. Unlimited Refunding Bonds (School District Credit Program Insured), 5.00%, 11/1/20	750	885

Hamilton City School District Various Purpose G.O. Unlimited Refunding Bonds (School District Credit Program), 5.00%, 12/1/20	1,770	2,085

Hamilton County Metropolitan Sewer District System Revenue Improvement Bonds, Series A (NATL-RE Insured), Prerefunded, 5.00%, 12/1/16	225	241

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Ohio – 3.0% – continued

Hamilton County Sewer System Revenue Refunding Bonds, Series A, 5.00%, 12/1/17	$1,150	$1,276

Miami University Revenue Refunding Bonds, 4.00%, 9/1/15	540	549

Montgomery County Various Purpose G.O. Limited Refunding Bonds, 2.00%, 12/1/15	275	278

Ohio State Building Authority Revenue Bonds, Series C, 5.00%, 10/1/15	200	205

Ohio State Common Schools G.O. Unlimited Bonds, Series B, 5.00%, 6/15/19	5,000	5,774

Ohio State Common Schools G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/15/15	6,000	6,133

Ohio State Department of Administrative Knowledge System Services COPS, Series A, 5.00%, 9/1/15	11,950	12,192

Ohio State Fresh Water Development Authority Revenue Bonds, Series A, 5.00%, 6/1/19	2,000	2,318

Ohio State G.O. Unlimited Bonds, Series D, 5.00%, 9/15/15	100	102

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series A, 5.00%, 2/1/16	350	364

Ohio State Highway Capital Improvements G.O. Unlimited Bonds, Series Q, 5.00%, 5/1/16	200	210

Ohio State Major New Infrastructure Project Revenue Bonds, Series 2006-1 (NATL-RE Insured), 5.00%, 6/15/15	150	152
		42,233

Oklahoma – 0.2%

Edmond Public Works Authority Sales Tax & Utility System Revenue Refunding Bonds, 3.00%, 7/1/15	1,850	1,863

Oklahoma City Water & Sewer Utilities Trust Revenue Refunding Bonds, Series B, 3.50%, 7/1/15	200	201

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Oklahoma – 0.2% – continued

Tulsa County Independent School District #1 Tulsa Combined Purpose G.O. Unlimited Bonds, 2.00%, 9/1/15	$100	$101
		2,165

Oregon – 1.6%

Clackamas County G.O. Limited Bonds (NATL-RE Insured), 4.00%, 6/1/15	230	231

Deschutes County Administrative School District No. 1 G.O. Unlimited Bonds (NATL Insured), 4.00%, 6/15/15	100	101

Klamath Falls City Schools G.O. Unlimited Bonds, Series A (School Board Guaranty Program), 5.00%, 6/15/21	1,925	2,296

Oregon State Board Higher Education G.O. Unlimited Bonds, Series A, 5.00%, 8/1/17	2,380	2,619

Oregon State Department of Administrative Services COPS, Series A (AGM Insured), Prerefunded, 5.00%, 5/1/15	500	502

Oregon State Department of Administrative Services Lottery Revenue Refunding Bonds, Series C, 5.00%, 4/1/22	2,000	2,431

Oregon State Department of Transportation Highway User TRB, Series A, Senior Lien, 5.00%, 11/15/15	150	155

Oregon State G.O. Unlimited Bonds, Series E, Oregon University System Project, 4.00%, 8/1/15	100	101

Oregon State G.O. Unlimited Bonds, Series L, 5.00%, 11/1/20	1,740	2,078
5.00%, 11/1/21	905	1,098

Oregon State University System G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/20	2,020	2,400

Tri-County Metropolitan Transportation District Payroll Tax & Grant Receipt Revenue Bonds, 4.00%, 11/1/17	5,000	5,193

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Oregon – 1.6% – continued

Washington County Clean Water Services Sewer Revenue Bonds, Series A, Senior Lien, 4.00%, 10/1/15	$2,435	$2,481

Washington County School District No. 48J Beaverton G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 3.00%, 6/15/15	250	252

Yamhill County School District No. 29J Newberg G.O. Unlimited Bonds, Series A (School Board Guaranty Program), 3.00%, 6/15/15	250	251
		22,189

Pennsylvania – 2.7%

Central Bucks School District G.O. Unlimited Bonds (AGM Insured State Aid Withholding), 5.00%, 5/15/15	100	101

Delaware County Authority Villanova University Revenue Bonds (AMBAC Insured), Prerefunded, 5.00%, 8/1/16	250	265

Erie Water Authority Revenue Bonds (AGM Insured), Prerefunded, 4.65%, 6/15/16	200	210

Hempfield School District Lancaster County G.O. Unlimited Bonds, Series A (State Aid Withholding), 3.00%, 10/15/18	300	318

Pennsylvania State G.O. Unlimited Bonds, 5.00%, 3/15/23	8,425	10,216

Pennsylvania State G.O. Unlimited Bonds, First Series, 5.00%, 5/15/15	150	151

Pennsylvania State G.O. Unlimited Bonds, Second Series, 5.00%, 10/15/15	3,575	3,669

Pennsylvania State G.O. Unlimited Refunding Bonds, Second Series, 5.00%, 7/1/15	15,000	15,182

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series A, University of Pennsylvania, Escrowed to Maturity, 5.00%, 9/1/17	5,000	5,505

Pennsylvania State Third G.O. Unlimited Refunding Bonds (NATL-RE Insured), 5.38%, 7/1/16	220	234

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Pennsylvania – 2.7% – continued

Philadelphia Water & Wastewater Revenue Bonds, Series A, 4.00%, 1/1/17	$500	$530

Pittsburgh School District G.O. Unlimited Bonds, Series B (AMBAC Insured State Aid Withholding), Prerefunded, 4.13%, 9/1/16	500	526
		36,907

South Carolina – 1.3%

Beaufort County G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 3/1/16	250	261

Charleston Educational Excellence Finance Corp. Revenue Bonds, Charleston County School District, Prerefunded, 5.25%, 12/1/15	150	155

Clover School District No. 2 G.O. Unlimited Bonds, Series A (AGM SCSDE Insured), 5.00%, 3/1/16	120	125

Florence School District #1 G.O. Unlimited Bonds (SCSDE Insured), 3.00%, 3/1/16	105	108

Horry County School District G.O. Unlimited Refunding Bonds (SCSDE Insured), 5.00%, 3/1/18	5,705	6,381

Laurens County School District No. 56 G.O. Unlimited Bonds (Assured Guaranty SCSDE Insured), 5.10%, 3/1/16	200	209

Lexington County School District No. 1 G.O. Unlimited Bonds, Series C (SCSDE Insured), 5.00%, 2/1/16	325	338

Lexington County School District No. 1 G.O. Unlimited Refunding Bonds, Series A (SCSDE Insured), 5.00%, 3/1/19	2,120	2,427

Richland County School District No. 1 G.O. Unlimited Refunding Bonds, Series C (SCSDE Insured), 5.00%, 3/1/21	2,000	2,385

South Carolina State Capital Improvements G.O. Unlimited Bonds, 5.00%, 3/1/16	100	105

South Carolina State Economic Development G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 10/1/15	300	307

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

South Carolina – 1.3% – continued

Spartanburg County School District No. 1 G.O. Unlimited Refunding Bonds, Series D (SCSDE Insured), 5.00%, 3/1/20	$2,040	$2,386
5.00%, 3/1/21	2,300	2,735
		17,922

South Dakota – 0.1%

South Dakota Housing Development Authority Revenue Refunding Bonds, Series D, Homeownership Mortgage, 2.20%, 5/1/21	1,335	1,342

Tennessee – 1.4%

Chattanooga G.O. Unlimited Refunding Bonds, Series B, 2.75%, 2/1/16	100	102

Knoxville Wastewater System Revenue Bonds, 6.00%, 4/1/15	125	125

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds, Series B, Vanderbilt University (G.O. of University Insured), 5.25%, 10/1/15	5,000	5,129

Shelby County G.O. Unlimited Refunding Bonds, Series A, Prerefunded, Escrowed to Maturity, 5.00%, 4/1/15	995	995

Shelby County G.O. Unlimited Refunding Bonds, Series A, Unrefunded Balance, 5.00%, 4/1/15	4,005	4,005

Tennessee State G.O. Unlimited Bonds, Series A, 5.00%, 5/1/15	5,000	5,020

Tennessee State School Bond Authority Revenue Refunding Bonds (State Intercept Program), Higher Educational Facilities Second Program, 5.00%, 11/1/21	2,125	2,572

Williamson County District School G.O. Unlimited Bonds, Series A, 5.00%, 4/1/20	1,000	1,178
		19,126

Texas – 8.6%

Alamo Community College District G.O. Limited Bonds, Maintenance Tax Notes, 4.00%, 2/15/16	125	129

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Texas – 8.6% – continued

Alief Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 3.00%, 2/15/16	$120	$123

Alvin Independent Schoolhouse District G.O. Unlimited Bonds, Series B, (PSF-Gtd.), 3.00%, 8/14/17	5,000	5,237

Angleton Independent School Building District G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/16	300	312

Arlington Independent School Building District G.O. Unlimited Bonds, Series A (PSF-Gtd.), 3.00%, 2/15/16	100	102

Arlington Independent School District Building G.O. Unlimited Bonds, Series A (PSF-Gtd.), 3.00%, 2/15/16	200	205

Arlington Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/16	150	156

Austin Public Property Finance Contractual G.O. Limited Bonds, 5.00%, 9/1/15	165	168

Brownsville G.O. Limited Refunding Bonds, 4.00%, 2/15/18	150	162

Brownsville Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/16	140	146

Brownsville Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), Prerefunded, 5.00%, 8/15/15	200	204

Carrollton-Farmers Branch Independent School District Building G.O. Unlimited Refunding Bonds (PSF-Gtd.), 4.00%, 2/15/16	2,000	2,066

Colony G.O. Limited Bonds, Certificates of Obligation (AMBAC Insured), Prerefunded, 5.00%, 8/15/15	250	254

Comal Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 4.00%, 2/1/16	200	206

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Texas – 8.6% – continued

Conroe Independent School District Building G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 4.00%, 2/15/16	$150	$155

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series 2005-2 (PSF-Gtd.), 3.13%, 2/15/17	7,140	7,479

Cypress-Fairbanks Independent School District G.O. Unlimited Bonds, Series B-2 (PSF-Gtd.), 3.00%, 8/15/17	1,750	1,831

Cypress-Fairbanks Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 5.00%, 2/15/16	100	104

Cypress-Fairbanks Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 3.25%, 2/15/17	7,000	7,348

Dallas G.O. Limited Bonds, 5.00%, 2/15/16	245	255

Dallas G.O. Limited Refunding Bonds, 5.00%, 2/15/21	5,000	5,958

Dallas Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 4.00%, 2/15/16	150	155

Dallas Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF-Gtd.), 5.50%, 2/15/17	10,000	10,916

Dallas Waterworks & Sewer System Revenue Refunding Bonds, 5.00%, 10/1/15	275	282
5.00%, 10/1/15	250	256

Dallas Waterworks & Sewer System Revenue Refunding Bonds, Series A, 5.00%, 10/1/22	1,125	1,374

Denton County Permanent Improvement G.O. Limited Refunding Bonds (NATL-RE Insured), Prerefunded, 4.50%, 7/15/15	200	203

Eagle Mountain & Saginaw Independent School Building District G.O. Unlimited Bonds (PSF-Gtd.), 2.00%, 8/1/19	2,500	2,555

El Paso County Hospital District G.O. Limited Certificates (AMBAC Insured), Prerefunded, 5.00%, 8/15/15	1,000	1,018

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Texas – 8.6% – continued

Fort Worth Water & Sewer Revenue Refunding Bonds, 5.00%, 2/15/17	$1,120	$1,212

Frisco G.O. Limited Bonds, Series A, Certificates of Obligation (AGM Insured), 3.63%, 2/15/16	100	103

Frisco Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 5.25%, 8/15/15	210	214

Galveston County Pass Thru Toll G.O. Limited Refunding Bonds, 4.00%, 2/1/16	165	170

Garland G.O. Limited Refunding Bonds, Series A, 5.00%, 2/15/16	300	313

Goose Creek Consolidated Independent School District Schoolhouse G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 2/15/16	500	521

Harris County Flood Control District G.O. Limited Refunding Contract Bonds, Series A, 5.00%, 10/1/15	410	420

Harris County Permanent Improvement G.O. Limited Refunding Bonds, Series B, 4.00%, 10/1/15	100	102
5.00%, 10/1/15	600	615

Harris County Permanent Improvement G.O. Limited Refunding Bonds, Series C, Unrefunded Balance, 5.25%, 10/1/15	105	108

Harris County Toll Road G.O. Unlimited Refunding Bonds, Series A, Subordinate Lien, 4.00%, 8/15/15	100	101

Houston Community College System Student Fee Revenue Bonds, Senior Lien, 4.00%, 4/15/15	125	125

Houston Independent Schoolhouse District G.O. Limited Tax Bonds, Series A-1, 5.00%, 2/15/16	175	182

Houston Public Improvement G.O. Limited Refunding Bonds, Series A, 5.00%, 3/1/17	5,000	5,420
5.00%, 3/1/21	4,045	4,824

Houston Public Improvement G.O. Limited Refunding Bonds, Series D (AGM Insured), Prerefunded, 5.00%, 3/1/16	2,110	2,202

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Texas – 8.6% – continued

Houston Utility System Combined Revenue Refunding Bonds, Series A, First Lien (Assured Guaranty Insured), 3.50%, 11/15/15	$500	$510

Houston Utility System Combined Revenue Refunding Bonds, Series D, First Lien, 5.00%, 11/15/15	10,345	10,658

Humble Independent School Building District G.O. Unlimited Bonds (PSF-Gtd.), 2.90%, 6/15/15	100	101

Huntsville Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/16	2,830	2,946

Judson Independent School Building District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/1/16	120	125

Katy Independent School District G.O. Limited Bonds, Series B (PSF-Gtd.), 5.00%, 2/15/16	100	104

Katy Independent School District G.O. Limited Tax Refunding Bonds, Series B (PSF-Gtd.), 4.00%, 2/15/16	250	258

Klein Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 5.50%, 8/1/15	295	300

Klein Independent Schoolhouse District G.O. Unlimited Bonds (PSF-Gtd.), 4.00%, 2/1/16	275	284

La Joya Independent School District G.O. Unlimited Bonds (PSF-Gtd.), Prerefunded, 5.00%, 2/15/16	250	260

Laredo Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/1/15	150	152

Laredo Waterworks Sewer System Revenue Bonds, 3.00%, 3/1/16	360	369

Lower Colorado River Authority Revenue Refunding Bonds, Prerefunded, 5.50%, 5/15/15	475	478

Lower Colorado River Authority Revenue Refunding Bonds, Prerefunded, Escrowed to Maturity, 5.00%, 5/15/15	5	5

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Texas – 8.6% – continued

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012, Prerefunded, 5.75%, 5/15/15	$270	$272

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012, Prerefunded, Escrowed to Maturity, 5.00%, 5/15/15	65	65

Lower Colorado River Authority Revenue Refunding Bonds, Series 2012-2, Prerefunded, Escrowed to Maturity, 5.00%, 5/15/15	1,250	1,257

Lower Colorado River Authority Revenue Refunding Bonds, Series 2014, Prerefunded, Escrowed to Maturity, 5.00%, 5/15/15	10	10

Lower Colorado River Authority Revenue Refunding Bonds, Series 2014, Unrefunded Balance, 5.00%, 5/15/15	250	252

Lubbock Waterworks System G.O. Limited Bonds, Certificates of Obligation (AGM Insured), 5.00%, 2/15/16	1,225	1,276

Mansfield Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), Prerefunded, 5.00%, 2/15/16	250	260

Midland G.O. Limited Bonds, Certificates of Obligation, 3.00%, 3/1/16	245	251

Northeast Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/1/15	150	152

Northside Independent School Building District G.O. Unlimited Bonds (PSF-Gtd.), 2.13%, 8/1/20	2,400	2,404

Northside Independent School District Building G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 8/15/18	650	716

Northside Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/16	150	156

Northwest Independent School District G.O. Unlimited Refunding Bonds (PSF-Gtd.), 5.00%, 2/15/16	200	208

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Texas – 8.6% – continued

Richardson G.O. Limited Refunding Bonds, 4.00%, 2/15/18	$1,000	$1,087

Round Rock Independent School Building District G.O. Unlimited Bonds, Series A, 3.50%, 8/1/15	100	101

San Antonio General Improvement G.O. Limited Refunding Bonds, 4.00%, 2/1/16	150	155

Spring Independent School District G.O. Unlimited Refunding Bonds, Series A (PSF-Gtd.), 4.00%, 2/15/16	200	207

Spring Independent Schoolhouse District G.O. Unlimited Refunding Bonds, Series 2008A (PSF-Gtd.), 5.00%, 8/15/15	310	316

Tarrant County G.O. Limited Tax Bonds, 5.00%, 7/15/15	250	254

Texas State Highway Improvement G.O. Unlimited Bonds, Series B, 4.00%, 4/1/16	150	156

Texas State PFA G.O. Unlimited Bonds, 5.00%, 10/1/15	215	220

Texas State PFA G.O. Unlimited Refunding Bonds, Series A, 5.00%, 10/1/15	7,000	7,171
5.00%, 10/1/18	3,620	4,128

Texas State PFA G.O. Unlimited Refunding Bonds, 5.00%, 10/1/15	200	205
5.00%, 10/1/15	150	154

Texas State PFA Unemployment Compensation Revenue Bonds, Series A, Prerefunded, 5.00%, 1/1/16	250	259

Texas State Transportation Commission Highway Fund Revenue Refunding Bonds, Series A, 1st Tier, 5.00%, 4/1/20	5,000	5,882

Texas State Transportation Commission Revenue Bonds, First Tier, 5.00%, 4/1/15	505	505

Texas State Transportation Commission State Highway Fund Revenue Bonds, First Tier, 4.13%, 4/1/16	125	130
5.00%, 4/1/16	250	262

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Texas – 8.6% – continued

Texas State Transportation Commission State Highway Fund Revenue Bonds, Series A, First Tier, 4.50%, 4/1/16	$100	$104

Texas State Transportation Commission State Highway Fund Revenue Bonds, Series A, First Tier, Prerefunded, 4.75%, 4/1/16	250	261
5.00%, 4/1/16	100	105

Tomball Independent School Building District Variable G.O. Unlimited Bonds, Series B-3 (PSF-Gtd.), 2.00%, 8/15/16	7,250	7,403

Travis County Road G.O. Unlimited Bonds, 4.00%, 3/1/16	100	103

Trinity River Authority Revenue Refunding & Improvement Bonds, Tarrant County Water Project (NATL-RE Insured), 5.00%, 2/1/16	165	168

University of Texas Financing System Revenue Bonds, Series D, 5.00%, 8/15/15	100	102

Ysleta Independent School District G.O. Unlimited Bonds (PSF-Gtd.), 5.00%, 8/15/15	150	153
		119,411

Utah – 1.8%

Box Elder County School District G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 7/15/23	1,000	1,231

Davis County School District G.O. Unlimited Refunding Bonds, Series C (School Board Guaranty Program), 5.00%, 6/1/18	7,540	8,497

Jordan Valley Water Conservancy District Revenue Refunding Bonds, Series A, 5.00%, 10/1/27	300	344
5.00%, 10/1/28	200	229

Salt Lake City Sales & Excise TRB, Series A, 1.50%, 10/1/15	250	252

Salt Lake County Sales TRB, Prerefunded, 5.00%, 8/1/15	2,140	2,175

Tooele County School District G.O. Unlimited Refunding Bonds, Series B (School Board Guaranty Program), 5.00%, 6/1/19	1,675	1,934

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Utah – 1.8% – continued

Utah State Board of Regents Student Loan Revenue Bonds, Series EE-2 (Guaranteed Student Loans), 4.00%, 11/1/15	$100	$102

Utah State G.O. Unlimited Bonds, Series A, 5.00%, 7/1/15	10,160	10,284
		25,048

Virginia – 8.7%

Arlington County G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 2/15/18	1,755	1,962
5.00%, 2/15/19	3,305	3,793

Arlington County G.O. Unlimited Refunding Bonds, Series D, 4.00%, 8/1/15	3,235	3,277

Chesapeake G.O. Unlimited Bonds, Series A (State Aid Withholding), 5.00%, 12/1/15	1,605	1,657

Fairfax County Economic Development Authority Lease Revenue Refunding Bonds, Joint Public Uses Complex Project, 5.00%, 5/15/20	6,620	7,768
5.00%, 5/15/21	6,945	8,284

Fairfax County Public Improvement G.O. Unlimited Refunding Bonds, Series C (State Aid Withholding), 5.00%, 10/1/15	10,235	10,485

Loudoun County G.O. Unlimited Bonds, Series B, 3.00%, 11/1/15	500	508
5.00%, 11/1/17	10,000	11,094

Loudoun County Public Improvement G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 4.00%, 12/1/17	3,010	3,268

Lynchburg Public Improvement G.O. Unlimited Refunding Bonds (State Aid Withholding), 5.00%, 6/1/18	2,990	3,368

Norfolk G.O. Unlimited Refunding Bonds, Series C (State Aid Withholding), 5.00%, 8/1/22	4,100	4,993

Portsmouth Public Improvement G.O. Unlimited Bonds, Series A (State Aid Withholding), 4.00%, 1/15/16	345	355

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Virginia – 8.7% – continued

Richmond Public Utility Revenue Refunding Bonds (AGM Insured), 5.00%, 1/15/16	$100	$104

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects, 5.00%, 5/15/18	3,465	3,904

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects (State Appropriation Insured), 5.00%, 5/15/17	2,725	2,978

Virginia State Commonwealth Transportation Board Revenue Bonds, Capital Projects, 5.00%, 5/15/20	8,170	9,613

Virginia State G.O. Unlimited Bonds, Series A, Prerefunded, 4.50%, 6/1/15	250	252

Virginia State Public Building Authority Facilities Revenue Refunding Bonds, Series D, 4.00%, 8/1/15	115	117
5.00%, 8/1/15	150	152

Virginia State Public Building Authority Public Facilities Revenue Bonds, Series A, 5.00%, 8/1/22	4,005	4,865

Virginia State Public School Authority Financing Revenue Bonds, Series C (State Aid Withholding), 5.00%, 8/1/21	1,260	1,510

Virginia State Public School Authority Revenue Bonds, School Financing (State Aid Withholding), 5.00%, 8/1/23	10,000	12,322

Virginia State Public School Authority Revenue Bonds, Series B-1, School Financing 1997 (State Aid Withholding), 5.00%, 8/1/16	1,000	1,062

Virginia State Public School Financing Authority Revenue Refunding Bonds, Series C (State Aid Withholding), 5.00%, 8/1/19	10,000	11,582

Virginia State Resources Authority Clean Water Revenue Refunding Bonds, Revolving Fund, 5.00%, 10/1/20	3,500	4,168

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Virginia – 8.7% – continued

Virginia State Resources Authority Infrastructure Non Ace Revenue Bonds, Senior Series A, Pooled Financing, 5.00%, 11/1/15	$4,025	$4,139

Virginia State Resources Authority Infrastructure Revenue Bonds, Series A, Pooled Financing, 5.00%, 11/1/20	1,930	2,295

Virginia State Resources Authority Sub-Clean Water State Revolving Fund Revenue Bonds, Prerefunded, 5.00%, 10/1/17	1,750	1,932
		121,807

Washington – 5.4%

Central Puget Sound Regional Transportation Authority Revenue Bonds, Series P-1, 5.00%, 2/1/16	100	104

Energy Northwest Electric Revenue Refunding Bonds, Columbia Generating Station, 5.00%, 7/1/15	260	263

Energy Northwest Electric Revenue Refunding Bonds, Series A, Project No. 3, 5.00%, 7/1/15	5,100	5,162

Energy Northwest Electric Revenue Refunding Bonds, Series A, Columbia Generating Station, 5.00%, 7/1/18	5,000	5,638

Energy Northwest Electric Revenue Refunding Bonds, Series A, Project No. 1, 5.00%, 7/1/15	350	354
5.00%, 7/1/15	200	203

Energy Northwest Electric Revenue Refunding Bonds, Series C, Project No. 1, 5.00%, 7/1/15	100	101

Energy Northwest Washington Electric Revenue Refunding Bonds, Series A, Project No. 3, 5.00%, 7/1/18	10,000	11,276

King & Snohomish Counties School District No. 417 Northshore G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 4.00%, 12/1/18	2,500	2,766
5.00%, 12/1/20	2,000	2,376

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Washington – 5.4% – continued

King County Rural Library District G.O. Unlimited Bonds, 3.00%, 12/1/15	$100	$102

Lewis County Public Utility District No. 1 Cowlitz Falls Hydroelectric Project Revenue Refunding Bonds, 5.00%, 10/1/17	600	662

Skagit County Consolidated School District #320 Mount Vernon G.O. Unlimited Refunding Bonds (AGM Insured School Board Guaranty Program), 5.00%, 12/1/15	100	103

Snohomish County G.O. Limited Tax Refunding Bonds, Series A, 4.00%, 12/1/15	200	205

Snohomish County Public Utility District No. 1 Electric Revenue Refunding Bonds (AGM Insured), 5.00%, 12/1/17	3,000	3,095

Snohomish County School District No. 15 Edmonds G.O. Unlimited Bonds (School Board Guaranty Program), 5.00%, 12/1/21	750	905

Snohomish County School District No. 332 Granite Falls G.O. Unlimited Refunding Bonds, Series A (School Board Guaranty Program), 12/1/19 (1)	1,000	1,109

Thurston County School District #33 Tumwater G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 12/1/15	100	103

University of Washington Revenue Refunding Bonds, Series B, 5.00%, 6/1/21	1,400	1,681

Washington Federal Highway Grant Anticipation Revenue Bonds, Series C, Senior 520 Corridor Program, 5.00%, 9/1/18	4,750	5,354

Washington State G.O. Unlimited Refunding Bonds, Series R-2011-A, 5.00%, 1/1/18	5,200	5,787

Washington State G.O. Unlimited Refunding Bonds, Series R-2015-C, 5.00%, 7/1/20	6,000	7,076

Washington State Various Purpose G.O. Unlimited Bonds, Series A, 5.00%, 8/1/15	2,000	2,033

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Washington – 5.4% – continued

Washington State Various Purpose G.O. Unlimited Bonds, Series D, 5.00%, 2/1/21	$9,795	$11,646

Washington State Various Purpose G.O. Unlimited Bonds, Series F, 4.50%, 7/1/15	250	253

Washington State Various Purpose G.O. Unlimited Refunding Bonds, Series R-2015, 5.00%, 7/1/21	3,000	3,592

Whatcom County School District No. 501 Bellingham G.O. Unlimited Refunding Bonds (School Board Guaranty Program), 5.00%, 12/1/20	2,170	2,565
		74,514

Wisconsin – 1.3%

Central Brown County Water Authority System Revenue Bonds (AMBAC Insured), Prerefunded, 5.00%, 12/1/15	250	258

Central Brown County Water Authority System Revenue Refunding Bonds, Series A, 5.00%, 11/1/20	200	236

Milwaukee County Metropolitan System Sewerage District G.O. Unlimited Refunding Bonds, Series A, 5.50%, 10/1/15	100	103

Milwaukee G.O. Unlimited Bonds, Series N1, Promissory Notes, 5.00%, 2/15/16	4,300	4,479

Milwaukee G.O. Unlimited Promissory & Corporate Notes, 5.00%, 5/1/20	1,175	1,379

Waukesha County G.O. Unlimited Bonds, Promissory Notes, 3.00%, 4/1/16	150	154

Wisconsin State Clean Water Revenue Refunding Bonds, Series 2, 5.00%, 6/1/16	330	348

Wisconsin State G.O. Unlimited Bonds, Series C, 5.00%, 5/1/16	200	210

Wisconsin State G.O. Unlimited Bonds, Series D, 5.00%, 5/1/15	4,625	4,644

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

SHORT-INTERMEDIATE TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.7% – continued

Wisconsin – 1.3% – continued

Wisconsin State G.O. Unlimited Bonds, Series D, Prerefunded, 5.00%, 5/1/16	$225	$236

Wisconsin State G.O. Unlimited Refunding Bonds, Series 1, 5.00%, 5/1/19	5,000	5,755

Wisconsin State Transportation Revenue Bonds, Series A (NATL Insured), Prerefunded, 4.50%, 7/1/15	250	253
		18,055
Total Municipal Bonds
(Cost $1,310,971)		1,332,375

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.0%

AIM Tax-Free Cash Reserve Portfolio	96,066	$96

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01% (2)	41,572,267	41,572
Total Investment Companies
(Cost $41,668)		41,668

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.9%

Baton Rouge Public Improvement Sales Tax Revenue Refunding Bonds, Series A-2 (AGM Insured), 4.50%, 8/1/15	$105	$107

Cypress-Fairbanks Independent School District G.O. Unlimited VRDB, Series B-3 (PSF-Gtd.), 2.00%, 8/15/15	3,000	3,019

Dane County G.O. Unlimited Bonds, Series A, Promissory Notes, 1.00%, 6/1/15	825	826

Fairfax County Public Improvement G.O. Unlimited Refunding Bonds, Series A (State Aid Withholding), 5.00%, 4/1/15	200	200

Forsyth County Limited Obligation Revenue Bonds, 4.00%, 4/1/15	200	200

Honolulu City & County G.O. Unlimited Bonds, Series C, Escrowed to Maturity, 5.00%, 9/1/15	125	127

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.9% – continued

Houston Independent School District G.O. Limited VRDB, Series A (PSF-Gtd.), 1.00%, 6/1/15	$10,000	$10,012

Johnson County Library Improvement G.O. Unlimited Refunding Bonds, Series C, 3.50%, 9/1/15	100	101

Massachusetts State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 9/1/15	100	102

Memphis General Improvement G.O. Unlimited Refunding Bonds (NATL-RE Insured), 5.00%, 10/1/15	100	102

New Mexico State Finance Authority Revenue Bonds, Series A, Senior Lien, Public Project Revolving Fund, 3.00%, 6/1/15	115	116

New York State Dormitory Authority Revenue Bonds, Series A, State University Educational Facilities, 5.25%, 5/15/15	255	257

New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, Series B, Second General Resolution, 5.00%, 4/1/15	285	285

Ohio State Higher Education G.O. Unlimited Bonds, Series A, 4.25%, 5/1/15	250	251

Putnam County School G.O. Unlimited Bonds (NATL-RE Insured), 4.25%, 4/1/15	200	200

Salt River Project Agricultural Improvement & Power District Electric Revenue Bonds, Series B, 4.00%, 1/1/16	250	257

Texas State A&M University Financing System Revenue Bonds, Series B, Partially Escrowed to Maturity, 5.00%, 5/15/15	200	201

Texas State G.O. Unlimited TRANS, 1.50%, 8/31/15	10,000	10,060

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 1.9% – continued

Wichita Tax Increment Financing G.O. Unlimited Bonds, Series 962, 2.00%, 6/1/15	$620	$622
Total Short-Term Investments
(Cost $27,045)		27,045

Total Investments – 100.6%
(Cost $1,379,684)		1,401,088

Liabilities less Other Assets – (0.6)%		(8,363)
NET ASSETS – 100.0%		$1,392,725

(1)	When-Issued Security. Coupon rate is not in effect at March 31, 2015.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	29.2%
AA	59.4
A	10.3
Not Rated	1.1

Total	100.0%

* Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General Obligations	39.8%
General	17.2
School District	17.1
Water	6.2
All other sectors less than 5%	19.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The Inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$1,332,375	$–	$1,332,375
Investment Companies	41,668	–	–	41,668
Short-Term Investments	–	27,045	–	27,045
Total Investments	$41,668	$1,359,420	$–	$1,401,088

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9%

Alabama – 0.1%

Birmingham Convertible G.O. Unlimited CABS, Series A, 0.43%, 3/1/27 (1)	$1,000	$1,044

Alaska – 0.3%

Alaska State General Housing Finance Corp. Revenue Bonds, Series B (NATL-RE G.O. of Corp. Insured), 5.25%, 12/1/25	3,000	3,022

Arizona – 2.9%

Arizona State Transportation Board Highway Revenue Bonds, Series B, Prerefunded, 5.00%, 7/1/18	5,000	5,638

Arizona State Transportation Board Highway Revenue Refunding Bonds, 5.00%, 7/1/30	5,000	5,958

Phoenix Civic Improvement Corp. Water System Revenue Bonds, Series A, Junior Lien, 5.00%, 7/1/39	5,000	5,837

Phoenix Civic Plaza Improvement Corp. Excise TRB, Subseries A (BHAC-CR FGIC Insured), 5.00%, 7/1/41	5,000	5,054

Student & Academic Services LLC Lease Revenue Bonds (BAM Insured), Northern Arizona Capital Facilities, 5.00%, 6/1/44	2,000	2,259
		24,746

California – 13.5%

Brentwood Infrastructure Financing Authority Water Revenue Bonds, Prerefunded, 5.75%, 7/1/18	1,500	1,732

California State Educational Facilities Authority Revenue Bonds, Series A, University of Southern California, 5.25%, 10/1/38	2,000	2,260

California State Educational Facilities Authority Revenue Bonds, Stanford University, 5.25%, 4/1/40	2,500	3,528

California State Educational Facilities Authority Revenue Bonds, University Southern California, 4.75%, 10/1/28	5,000	5,112

California State G.O. Unlimited Bonds, 5.00%, 3/1/26	2,500	3,073

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

California – 13.5% – continued

California State G.O. Unlimited Refunding Bonds, 6.25%, 11/1/34	$2,830	$3,485

California State Various G.O. Unlimited Bonds, Series 2007, Unrefunded Balance, 5.75%, 5/1/30	75	75

California State Various Purpose G.O. Unlimited Bonds, Prerefunded, 4.75%, 6/1/15	5,000	5,038

Carlsbad Unified School District Convertible Election G.O. Unlimited CABS, Series B, 1.78%, 5/1/34 (1)	2,500	2,361

Chabot-Las Positas Community College District G.O. Unlimited CABS, Series C (AGM-CR AMBAC Insured), 2.83%, 8/1/40 (1)	10,000	2,820
2.77%, 8/1/41 (1)	10,000	2,681

Chabot-Las Positas Community College District G.O. Unlimited CABS, Series C (AMBAC Insured), 2.57%, 8/1/45 (1)	11,800	2,592

Desert Community College District Capital Appreciation G.O. Unlimited Bonds, Series C, Election 2004 (AGM Insured), 2.57%, 8/1/46 (1)	12,000	2,374

Desert Community College District G.O. Unlimited Bonds, Series C (AGM Insured), 5.00%, 8/1/37	1,500	1,625

Long Beach Community College District Convertible G.O. Unlimited CABS, Series B, Election of 2008, 1.64%, 8/1/49 (1)	5,000	2,546

Long Beach Harbor Revenue Refunding Bonds, Series A (AMT) (NATL-RE Insured), 5.00%, 5/15/21	1,000	1,006

Long Beach Unified School District G.O. Unlimited CABS, Series D-1, 2.90%, 8/1/32 (1)	2,260	1,140
2.87%, 8/1/33 (1)	3,000	1,445

Los Angeles Community College District G.O. Unlimited Refunding Bonds, Series A, 5.00%, 8/1/29	7,500	9,004
5.00%, 8/1/31	10,000	11,886

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

California – 13.5% – continued

Los Angeles Department of Water & Power System Revenue Bonds, Subseries A-1 (AMBAC Insured), 5.00%, 7/1/39	$3,000	$3,265

Los Angeles Unified School District G.O. Unlimited Bonds, Series F, 5.00%, 1/1/34	1,000	1,133

Metropolitan Water District of Southern California State Revenue Bonds, Series A, 5.00%, 7/1/32	6,105	6,651

Modesto Irrigation District Capital Improvements COPS, Series A, 5.75%, 10/1/29	7,020	8,090

Mount San Antonio Community College District G.O. Unlimited Convertible CABS, Series A, Election 2008, 1.29%, 8/1/43 (1)	4,530	3,206

Sacramento County Airport System Senior Revenue Bonds, 5.00%, 7/1/28	1,280	1,476

San Francisco Bay Area Toll Authority Bridge Revenue Bonds, Series F-1, Prerefunded, 5.00%, 4/1/19	5,000	5,777

San Francisco City & County Airports Commission International Airport Revenue Bonds, Series B, 5.00%, 5/1/44	1,000	1,143

San Francisco City & County Airports Commission Revenue Bonds, Series E, 5.25%, 5/1/32	5,000	5,707

Sequoia Union High School District G.O. Unlimited Bonds, Series C-1, Election of 2008, 6.00%, 7/1/43	1,100	1,339

Solano County Community College District G.O. Unlimited Bonds, Series A, Election of 2012, 1.44%, 8/1/41 (1)	3,200	2,396

University of California General Revenue Bonds, Series Q, Prerefunded, 5.25%, 5/15/17	2,500	2,768

Ventura County Community College District G.O. Unlimited Bonds, Series C, Election of 2002, Prerefunded, 5.50%, 8/1/18	7,000	8,047
		116,781

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

Colorado – 1.7%

Denver City & County Airport System Revenue Bonds, Series A, 5.25%, 11/15/29	$3,000	$3,419
5.25%, 11/15/36	5,000	5,692

El Paso County School District No. 12 Cheyenne Mountain G.O. Unlimited Bonds (State Aid Withholding), 5.25%, 9/15/38	5,000	5,938
		15,049

Connecticut – 0.5%

Connecticut State G.O. Unlimited TRB, Series A, 0.65%, 9/1/16	3,450	3,456

Connecticut State Higher Education Supplemental Loan Authority Revenue Refunding Bonds, Series A (AMT), Senior Family Education Loan Program (NATL-RE Insured), 4.75%, 11/15/18	545	565
		4,021

District of Columbia – 2.8%

District of Columbia University Revenue Bonds, Series D, Georgetown University (BHAC-CR Insured), 5.50%, 4/1/36	1,010	1,141

District of Columbia Water & Sewer Authority Public Utility Revenue Bonds, Series A, 5.50%, 10/1/39	20,000	22,705
		23,846

Florida – 7.1%

Broward County Airport System Revenue Bonds, Series C, 5.25%, 10/1/43	5,000	5,662

Broward County Port Facilities Revenue Refunding Bonds, Series A (AGM Insured), 5.00%, 9/1/24	1,235	1,412
5.00%, 9/1/25	1,000	1,137

Broward County Port Facilities Revenue Refunding Bonds, Series B (AMT), 5.00%, 9/1/23	2,500	2,853

Florida State Department of Transportation Right of Way G.O. Unlimited Bonds, 5.25%, 7/1/37	10,000	10,987

Florida State Municipal Power Agency All Requirements Revenue Bonds, Series A, 6.25%, 10/1/31	3,000	3,554

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

Florida – 7.1% – continued

Gainesville Utilities System Revenue Refunding Bonds, Series B, 5.00%, 10/1/29	$1,750	$2,102

Miami-Dade County Aviation International Airport Revenue Bonds, Series A, 5.50%, 10/1/29	2,500	2,932

Miami-Dade County Aviation Revenue Refunding Bonds (AMT), 5.00%, 10/1/27	2,000	2,332

Miami-Dade County School Board Refunding COPS, Series A (AGM Insured), 5.00%, 5/1/31	5,000	5,812

Miami-Dade County Transit System Sales Surtax Revenue Bonds, 5.00%, 7/1/42	10,000	11,246

Orlando Utilities Commission Revenue Refunding Bonds, Subseries D, Escrowed to Maturity, 6.75%, 10/1/17	3,740	4,069

South Miami Health Facilities Authority Revenue Bonds, Baptist Health South Florida Group, 5.00%, 8/15/42	5,000	5,301

Sunrise Utility System Revenue Refunding Bonds, Series A (AMBAC Insured), 5.50%, 10/1/15	1,670	1,703
		61,102

Georgia – 3.2%

Athens-Clarke County Unified Government Water & Sewerage Revenue Bonds, 5.50%, 1/1/38	7,500	8,551

Atlanta Water & Wastewater Revenue Refunding Bonds, 5.00%, 11/1/28	3,000	3,596
5.00%, 11/1/35	3,000	3,485
5.00%, 11/1/40	6,000	6,908

Georgia State G.O. Unlimited Refunding Bonds, Series E-2, 4.50%, 9/1/15	2,500	2,546

Georgia State Municipal Electric Authority Revenue Bonds, Series B, Non-Callable Certificates (FGIC-TCRS Insured), 6.38%, 1/1/16	2,300	2,389
		27,475

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

Hawaii – 4.2%

Hawaii State Airports System Revenue Bonds, Series A, 5.25%, 7/1/29	$4,000	$4,626

Hawaii State G.O. Unlimited Bonds, Series EO, 5.00%, 8/1/30	2,550	3,036

Honolulu City & County G.O. Unlimited Bonds, Series D, 5.25%, 9/1/34	1,000	1,156

Honolulu City & County G.O. Unlimited Refunding Bonds, Series B, 10/1/28 (2)	4,000	4,887

Honolulu City & County Wastewater System Revenue Bonds, Senior Series A (NATL Insured), 5.00%, 7/1/35	15,000	15,168

Honolulu City & County Wastewater System Revenue Bonds, Senior Series A, First Bond Resolution (NATL-RE Insured), 5.00%, 7/1/36	2,000	2,097

University of Hawaii Revenue Bonds, Series A, 5.25%, 10/1/34	5,000	5,712
		36,682

Illinois – 8.6%

Chicago Midway Airport Revenue Refunding Bonds, Second Lien Series B, 5.25%, 1/1/34	2,500	2,831

Chicago O’Hare International Airport Revenue Refunding Bonds, Series A, Passenger Facilities Charge, 5.00%, 1/1/23	2,000	2,352

Cook County Community College District #504 Triton G.O. Unlimited Bonds, Alternative Revenue Source, 5.00%, 6/1/35	5,000	5,717

Illinois State Finance Authority Revenue Bonds, Series A, Art Institute Chicago, 6.00%, 3/1/38	4,850	5,468
5.25%, 3/1/40	2,500	2,821

Illinois State Finance Authority Revenue Bonds, Series A, DePaul University, 6.13%, 10/1/40	5,000	6,058

Illinois State Finance Authority Revenue Refunding Bonds, Series A, Rush University Medical Center, 5.00%, 11/15/29	2,475	2,878
5.00%, 11/15/38	5,000	5,607

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

Illinois – 8.6% – continued

Illinois State Municipal Electric Agency Power Supply Revenue Bonds, Series A (NATL Insured), 5.25%, 2/1/27	$5,000	$5,395

Illinois State Tax Supported Sports Facilities Authority Revenue Refunding Bonds (AGM Insured), 5.25%, 6/15/32	5,500	6,256

Illinois State Toll Highway Authority Revenue Bonds, Series C, 5.00%, 1/1/27	1,400	1,677

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series B, 5.50%, 1/1/33	10,500	11,576

Illinois State Toll Highway Authority Revenue Refunding Bonds, Series B (BHAC-CR Insured), 5.50%, 1/1/33	5,000	5,530

Regional Transportation Authority Revenue Bonds, Series A (AGM G.O. of Authority Insured), 5.75%, 6/1/34	3,400	4,490

Springfield Water Revenue Bonds, 5.50%, 3/1/32	2,300	2,565

Will Grundy Etc. Counties Community College District No. 525 G.O. Unlimited Refunding Bonds, Series B, Alternative Revenue Source, 5.25%, 6/1/36	2,500	2,910
		74,131

Indiana – 1.0%

Indiana Finance Authority Wastewater Utility Revenue Bonds, Series A, First Lien, CWA Authority, 5.25%, 10/1/38	2,650	3,067

Indiana State Office Building Commission Revenue Bonds, Series B (NATL-RE Insured), Escrowed to Maturity, 7.40%, 7/1/15	2,010	2,046

Indianapolis Gas Utility Revenue Refunding Bonds, Series B (NATL Insured), 3.50%, 6/1/18	3,280	3,502
		8,615

Louisiana – 1.9%

East Baton Rouge Parish Sewer Commission Revenue Bonds, Series A, Prerefunded, 5.25%, 2/1/19	5,000	5,766

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

Louisiana – 1.9% – continued

Louisiana State Gasoline & Fuels Tax Revenue Refunding Bonds, Series A, First Lien, 4.00%, 5/1/41	$10,000	$10,413
		16,179

Maryland – 0.9%

Baltimore County Metropolitan District G.O. Unlimited Refunding Bonds, Series B, 5.00%, 8/1/15	2,120	2,154

Baltimore Revenue Refunding Bonds, Series D, Wastewater Project, 5.00%, 7/1/42	5,000	5,723
		7,877

Massachusetts – 4.1%

Massachusetts State Bay Transportation Authority Sales TRB, Senior Series B, 5.25%, 7/1/33	1,900	2,504

Massachusetts State Development Finance Agency Revenue Bonds, Series O-1, Partners Healthcare System, 4.00%, 7/1/45	2,300	2,368

Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series N, Massachusetts Institute of Technology (G.O. of University Insured), Prerefunded, 5.00%, 7/1/17	5,000	5,486

Massachusetts State School Building Authority Sales TRB, Series A (AGM Insured), Prerefunded, 5.00%, 8/15/15	645	657

Massachusetts State School Building Authority Sales TRB, Series A-2012-2 (AGM Insured), Prerefunded, 5.00%, 8/15/15	3,000	3,053

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Series 14, State Revolving Fund, Prerefunded, 5.00%, 8/1/19	10,000	11,598

Massachusetts State Water Pollution Abatement Trust Revenue Bonds, Subseries A, MWRA Program, 6.00%, 8/1/19	3,000	3,602

University of Massachusetts Building Authority Project Revenue Bonds, Series 1, 5.00%, 11/1/40	5,415	6,385
		35,653

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

Michigan – 1.4%

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series I-A, 5.50%, 10/15/45	$2,565	$2,933

Michigan State Building Authority Facilities Program Revenue Refunding Bonds, Series II-A, 5.38%, 10/15/36	5,000	5,673

Michigan State Finance Authority Revenue Refunding Refunding Bonds, Series H-1, 5.00%, 10/1/39	3,200	3,613
		12,219

Mississippi – 0.0%

Mississippi State Home Corp. SFM Revenue Bonds, Series C-2 (AMT) (GNMA/FNMA/FHLMC Insured), 5.40%, 6/1/38	15	15

Nebraska – 1.6%

Omaha Public Power District Electric System Revenue Refunding Bonds, Subseries CC, 4.00%, 2/1/35	5,000	5,227

Omaha Public Power District Revenue Bonds, Series B, 5.00%, 2/1/28	5,355	6,120

Omaha Public Power District System Revenue Bonds, Series A, Prerefunded, 5.50%, 2/1/18	2,500	2,822
		14,169

Nevada – 0.8%

Clark County Airport System Revenue Bonds, Series C, Sub Lien (AGM Insured), 5.00%, 7/1/26	1,670	1,897

Clark County G.O. Limited Tax Bank Bonds, 5.00%, 6/1/38	2,500	2,756

Washoe County Highway Revenue Bonds, Fuel Tax, 5.00%, 2/1/43	1,750	1,942
		6,595

New Hampshire – 2.2%

New Hampshire State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 3/1/27	5,000	6,211

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

New Hampshire – 2.2% – continued

New Hampshire State Health & Education Facilities Authority Revenue Bonds, Dartmouth College, Health University System, 5.25%, 6/1/39	$11,000	$12,565
		18,776

New Jersey – 4.1%

New Jersey State Economic Development Authority Revenue Refunding Bonds, Series II, School Facilities Construction, 5.00%, 3/1/25	3,985	4,390

New Jersey State Economic Development Authority Revenue Refunding Bonds, Series NN, School Facilities Construction, 5.00%, 3/1/30	3,000	3,231

New Jersey State Economic Development Authority Revenue Refunding Bonds, Series PP, School Facilities Construction Project (AGM-CR Insured), 5.00%, 6/15/25	5,000	5,871

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series B, 5.00%, 6/15/42	10,000	10,691

New Jersey State Turnpike Authority Growth & Income Securities Revenue Bonds, Series B (AMBAC Insured), 5.15%, 1/1/35	5,000	5,318

New Jersey State Turnpike Authority Revenue Bonds, Series B, 5.00%, 1/1/29	5,000	5,728
		35,229

New Mexico – 0.2%

New Mexico State Mortgage Finance Authority SFM Revenue Bonds, Series I-C-2 (Collateralized by GNMA/ FNMA/FHLMC Securities), 5.00%, 9/1/26	2,035	2,168

New York – 16.0%

Long Island Power Authority General Revenue Bonds, Series A, 6.00%, 5/1/33	5,000	5,852

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A, 5.50%, 11/15/39	10,000	11,343

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

New York – 16.0% – continued

Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series B, 5.00%, 11/15/34	$5,000	$5,735

Metropolitan Transportation Authority Revenue Bonds, Series B, 5.25%, 11/15/55	5,000	5,683

Metropolitan Transportation Authority Revenue Bonds, Series G, 5.25%, 11/15/26	5,000	5,846

New York City Municipal Finance Authority Water & Sewer System Revenue Bonds, Series A, Fiscal 2009, 5.75%, 6/15/40	10,000	11,464

New York City Municipal Water Finance Authority Revenue Refunding Bonds, Series EE, 5.00%, 6/15/36	5,000	5,777

New York City Transitional Finance Authority Building Aid Revenue Bonds, Series S-1, Fiscal 2015 (State Aid Withholding), 5.00%, 7/15/43	10,000	11,502

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries A-1, 5.00%, 5/1/38	2,500	2,819

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B-1, Fiscal 2015, 5.00%, 8/1/42	5,000	5,765

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, School Districts Financing Program (Assured Guaranty Insured State Aid Withholding), 5.25%, 10/1/23	5,000	5,753

New York State Dormitory Authority Personal Income Tax Education Revenue Refunding Bonds, Series B (AMBAC Insured), 5.50%, 3/15/27	25	32

New York State Dormitory Authority Personal Income Tax Revenue Refunding Bonds, Series A, 5.00%, 3/15/27	5,000	6,122
5.00%, 3/15/28	5,000	6,051
5.00%, 3/15/30	5,000	5,955

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

New York – 16.0% – continued

New York State Dormitory Education Authority Personal Income TRB, Series B, 5.75%, 3/15/36	$11,980	$13,931

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Series B, Municipal Water Revolving Funds, 5.00%, 6/15/41	10,000	11,315

New York State Environmental Facilities Corp. Clean & Drinking Water Revenue Bonds, Series B, Revolving Funds Pooled Financing Program, 5.50%, 4/15/35	5,000	6,659

New York State Thruway Authority Revenue Bonds, Series J, 5.00%, 1/1/27	50	60

New York State Thruway Transportation Authority Personal Income TRB, Series A, 5.25%, 3/15/21	5,000	5,545

Utility Debt Securitization Authority Revenue Restructuring Bonds, Series TE, 5.00%, 12/15/32	4,000	4,730
		137,939

North Carolina – 2.0%

Charlotte COPS, Series B, 3.00%, 6/1/22	2,000	2,089

North Carolina State Eastern Municipal Power Agency System Revenue Bonds, Series A, Escrowed to Maturity, 6.50%, 1/1/18	2,655	3,062

North Carolina State Eastern Municipal Power Agency System Revenue Refunding Bonds, Series B (NATL-RE-IBC Insured), 6.00%, 1/1/22	6,015	7,488

North Carolina State G.O. Unlimited Refunding Bonds, Series A, 5.00%, 6/1/15	5,000	5,041
		17,680

Ohio – 1.2%

American Municipal Power, Inc. Revenue Refunding Bonds, Series A, 5.00%, 2/15/26	5,000	5,954
5.00%, 2/15/29	2,000	2,322

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	91	TAX-EXEMPT FIXED INCOME FUNDS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

Ohio – 1.2% – continued

Ohio State Higher Education G.O. Unlimited Refunding Bonds, Series C, 5.00%, 8/1/19	$1,500	$1,737
		10,013

Oregon – 0.3%

Oregon State G.O. Limited Refunding Bonds, Series G, Veterans Welfare 1993, 3.90%, 12/1/39	2,360	2,407

Pennsylvania – 1.1%

Chartiers Valley School District G.O. Limited Bonds, Series B (State Aid Withholding), 5.00%, 10/15/40	3,500	3,983

Pennsylvania State G.O. Unlimited Bonds, 5.00%, 3/15/31	5,000	5,855
		9,838

South Carolina – 2.6%

Piedmont Municipal Power Agency Electric Revenue Bonds, Series 2004 (BHAC-CR MBIA Insured), Unrefunded Balance, 5.38%, 1/1/25	5,940	7,349

South Carolina State Public Service Authority Revenue Bonds, Series A, Santee Cooper Project, 5.50%, 1/1/38	13,000	14,761
		22,110

Texas – 5.8%

Dallas Independent School District Building G.O. Unlimited Bonds (PSF-Gtd.), Prerefunded, 6.38%, 2/15/18	5,000	5,779

Frisco Independent School District Building G.O. Unlimited Bonds, Series A (PSF-Gtd.), 6.00%, 8/15/38	5,000	5,791

Grand Prairie Independent School District G.O. Unlimited Refunding CABS, 3.68%, 8/15/29 (1)	12,505	5,663

Katy Independent School District G.O. Unlimited Refunding Bonds, Series B (PSF-Gtd.), 5.00%, 2/15/27	3,295	4,052

Lower Colorado River Authority Revenue Refunding & Improvement Bonds, Series A, Prerefunded, 6.25%, 5/15/18	10,000	11,424

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL BONDS – 95.9% – continued

Texas – 5.8% – continued

North Texas Tollway Authority System Revenue Refunding CABS, First Tier (Assured Guaranty Insured), 2.96%, 1/1/29 (1)	$6,950	$4,119

Tarrant Regional Water District Revenue Refunding Bonds, 5.00%, 3/1/27	2,500	3,071

Texas State Transportation Commission Turnpike System Revenue Refunding Bonds, Series B, 5.00%, 8/15/37	5,000	5,667

Wylie Independent School District G.O. Unlimited CABS (PSF-Gtd.), 2.48%, 8/15/41 (1)	14,000	4,844
		50,410

Washington – 3.4%

King County Sewer Revenue Refunding Bonds, 5.00%, 7/1/38	7,000	8,163

Washington State G.O. Unlimited Bonds, Series B & AT-7, 6.40%, 6/1/17	4,025	4,304

Washington State G.O. Unlimited Bonds, Series D (AMBAC Insured), Prerefunded, 5.00%, 1/1/16	5,000	5,179

Washington State G.O. Unlimited Refunding Bonds, Series R-F, 5.00%, 7/1/28	10,000	12,064
		29,710

Wisconsin – 0.4%

Wisconsin State G.O. Unlimited Refunding Bonds, Series 4, 5.00%, 5/1/26	2,725	3,362
Total Municipal Bonds
(Cost $779,911)		828,863

	NUMBER OF SHARES	VALUE (000s)

INVESTMENT COMPANIES – 3.5%

Northern Institutional Funds - Tax-Exempt Portfolio, 0.01% (3)	29,929,349	$29,929
Total Investment Companies
(Cost $29,929)		29,929

See Notes to the Financial Statements.

TAX-EXEMPT FIXED INCOME FUNDS	92	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

Missouri State Refunding COPS, Series A, 1.50%, 10/1/15	$1,000	$1,007
Total Short-Term Investments
(Cost $1,007)		1,007

Total Investments – 99.5%
(Cost $810,847)		859,799

Other Assets less Liabilities – 0.5%		4,292
NET ASSETS – 100.0%		$864,091

(1)	Zero coupon bond reflects effective yield on the date of purchase.
(2)	When-Issued Security. Coupon rate is not in effect at March 31, 2015.
(3)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	12.4%
AA	60.0
A	27.6

Total	100.0%

*Credit quality ratings are based on converting the available Moody’s, Standard & Poor’s, and/or Fitch ratings to a common numerical basis and averaging that result. If none of these three rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). The Standard & Poor’s short-term municipal rating of SP1 reflects a strong capacity to pay principal and interest (an issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation). The Moody’s short-term municipal rating of MIG1 denotes superior credit quality (excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing). The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF INVESTMENTS
General	17.6%
General Obligation	16.3
Higher Education	6.6
Power	7.7
School District	5.2
Transportation	10.9
Water	18.1
All other sectors less than 5%	17.6

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Bonds (1)	$–	$828,863	$–	$828,863
Investment Companies	29,929	–	–	29,929
Short-Term Investments	–	1,007	–	1,007
Total Investments	$29,929	$829,870	$–	$859,799

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	93	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2015

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

AGM	Assured Guaranty Municipal Corporation	IBC	Insured Bond Certificates
AMBAC	American Municipal Bond Assurance Corporation	IDA	Individual Development Accounts
AMT	Alternative Minimum Tax	NATL	National Public Finance Guarantee Corporation
BAM	Build America Mutual	NATL-RE	NATL Reinsurance
BANS	Bond Anticipation Notes	MBIA	Municipal Bond Insurance Association
BHAC	Berkshire Hathaway Assurance Corporation	MWRA	Massachusetts Water Resources Authority
CABS	Capital Appreciation Bonds	PCR	Pollution Control Revenue
COPS	Certificates of Participation	PFA	Public Finance Authority
CR	Custody Receipt	PSF	Permanent School Fund
EDA	Economic Development Agency	Q-SBLF	Qualified School Bond Loan Fund
FGIC	Financial Guaranty Insurance Corporation	RANS	Revenue Anticipation Notes
FHLMC	Federal Home Loan Mortgage Corporation	SCSDE	South Carolina School District Enhancement
FNMA	Federal National Mortgage Association	SFM	Single Family Mortgage
GANS	Grant Anticipation Notes	TCRS	Transferable Custodial Receipts
GNMA	Government National Mortgage Association	TRANS	Tax Revenue Anticipation Notes
G.O.	General Obligation	TRB	Tax Revenue Bonds
Gtd.	Guaranteed	VRDB	Variable Rate Demand Bond
HFDC	Health Facilities Development Corp.	XLCA	XL Capital Assurance

The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield.

Maturity dates represent the stated date on the security or the puttable date for floating and variable rate securities or the prerefunded date for these types of securities.

Prerefunding is a procedure in which a bond issuer floats a second bond in order to pay off the first bond at the first call date. The proceeds from the sale of the second bond are invested, usually in Treasury securities, that will mature at the first call date of the first bond issue. Those first bonds are said to be prerefunded after this operation has taken place.

TAX-EXEMPT FIXED INCOME FUNDS	94	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2015

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 47 funds as of March 31, 2015, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate Tax-Exempt, and Tax-Exempt Funds (each, a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Arizona Tax-Exempt, California Intermediate Tax-Exempt and California Tax-Exempt Funds, which are non-diversified portfolios. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”), or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Equity securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of fair values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s

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NOTES TO THE FINANCIAL STATEMENTS continued

Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to a Fund until settlement takes place. At the time a Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitments. When-issued securities at March 31, 2015, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Certain Funds received dividend income from investments in investment companies during the fiscal year ended March 31, 2015. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. The Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

	DECLARATION FREQUENCY	PAYMENT FREQUENCY
Arizona Tax-Exempt	Daily	Monthly
California Intermediate Tax-Exempt	Daily	Monthly
California Tax-Exempt	Daily	Monthly
High Yield Municipal	Daily	Monthly
Intermediate Tax-Exempt	Daily	Monthly
Short-Intermediate Tax-Exempt	Daily	Monthly
Tax-Exempt	Daily	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with federal income tax

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MARCH 31, 2015

regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications have no impact on the net assets or the net asset value per share of the Funds.

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2015, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amount in thousands	MARCH 31, 2018	MARCH 31, 2019
High Yield Municipal	$23,276	$12,268

The Fund in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

Amounts in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
California Tax-Exempt	$463	$190
High Yield Municipal	53	—
Tax-Exempt	10,223	1,375

At March 31, 2015, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains (losses) were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS/ (LOSSES)
Arizona Tax-Exempt	$50	$509	$ —	$6,193
California Intermediate Tax-Exempt	241	2	861	21,898
California Tax-Exempt	92	—	—	14,667
High Yield Municipal	293	—	—	28,545
Intermediate Tax-Exempt	1,048	9,739	2,939	79,852
Short-Intermediate Tax-Exempt	52	313	124	21,404
Tax-Exempt	350	—	—	48,898

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2015 was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$2,865	$171	$61
California Intermediate Tax-Exempt	10,476	83	—
California Tax-Exempt	4,262	21	—
High Yield Municipal	11,520	76	—
Intermediate Tax-Exempt	51,715	4,084	3,966

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NOTES TO THE FINANCIAL STATEMENTS continued

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Short-Intermediate Tax-Exempt	$18,233	$ —	$ —
Tax-Exempt	27,830	14	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2014, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Arizona Tax-Exempt	$3,320	$198	$127
California Intermediate Tax-Exempt	11,066	364	230
California Tax-Exempt	4,764	1,943	333
High Yield Municipal	12,616	289	—
Intermediate Tax-Exempt	55,372	6,851	3,515
Short-Intermediate Tax-Exempt	17,761	—	285
Tax-Exempt	34,222	9,012	2,483

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2015, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2012 through March 31, 2014 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2015.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2015.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 25, 2013, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one-month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 20, 2014, the Board approved an agreement with JP Morgan Chase Bank, N.A. that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 24, 2014 and will expire on November 23, 2015, unless renewed.

At March 31, 2015, the Funds did not have any outstanding borrowings.

The Funds did not have any borrowings or incur any interest expense during the fiscal year ended March 31, 2015.

5. MANAGEMENT AND OTHER AGREEMENTS

Shareholders of each Fund approved a new management agreement, effective June 30, 2014, between each Fund and NTI (the “Management Agreement”), to provide each Fund with investment advisory and administration services under a single agreement and fee structure. As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the first table below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, as compensation for advisory services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at the annual rates set forth in the second table below (expressed as a percentage of each Fund’s respective average daily net assets.)

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MARCH 31, 2015

Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Funds at the annual rate of 0.15% of the average daily net assets of each Fund.

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than acquired fund fees and expenses, the Fund’s proportionate share of the increase in compensation paid to each independent Trustee, expenses related to third-party consultants engaged by the Board of Trustees of the Trust, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2015, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Arizona Tax-Exempt	0.43%	0.417%	0.404%	0.45%
California Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
California Tax-Exempt	0.43%	0.417%	0.404%	0.45%
High Yield Municipal	0.77%	0.747%	0.725%	0.80%
Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
Short-Intermediate Tax-Exempt	0.43%	0.417%	0.404%	0.45%
Tax-Exempt	0.43%	0.417%	0.404%	0.45%

Prior to June 30, 2014, the annual advisory fees for the Funds were based on the following annual rates as set forth in the table below. There was no change to the contractual expense limitations described above.

	CONTRACTUAL ANNUAL ADVISORY FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION
Arizona Tax-Exempt	0.55%	0.52%	0.50%
California Intermediate Tax-Exempt	0.55%	0.52%	0.50%
California Tax-Exempt	0.55%	0.52%	0.50%
High Yield Municipal	0.65%	0.61%	0.59%
Intermediate Tax-Exempt	0.55%	0.52%	0.50%
Short-Intermediate Tax-Exempt	0.50%	0.47%	0.45%
Tax-Exempt	0.55%	0.52%	0.50%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2015. The contractual reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

Effective June 30, 2014, as compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds. Prior to June 30, 2014, Northern Trust received transfer agent fees at an annual rate of 0.10 percent of the average daily net assets, accrued daily and payable monthly. Transfer agent fees are reflected as Transfer agent fees in the Funds’ Statements of Operations.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Prior to June 30, 2014, these sub-administration services were paid out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

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NOTES TO THE FINANCIAL STATEMENTS continued

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

The Arizona Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund and Tax-Exempt Fund currently invest uninvested cash in the Tax-Exempt Portfolio, a series of Northern Institutional Funds; and the California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund currently invest uninvested cash in the California Municipal Money Market Fund, a series of Northern Funds (collectively, the Tax-Exempt Portfolio and California Municipal Money Market Fund, the “Portfolios”), pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The exemptive order requires the Fund’s Board, including a majority of the independent Trustees, to consider and evaluate the advisory fees and services provided to the Funds by NTI as a result of uninvested cash being invested in the Portfolios. Each Fund bears indirectly a proportionate share of the applicable Portfolio’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the Portfolios pay to NTI and/or its affiliates. Currently, the Total Annual Portfolio Operating Expenses After Expense Reimbursement as reflected in the Portfolios’ prospectus, which includes, management, transfer agent and custody fees, payable to NTI and/or its affiliates on any assets invested in the Tax-Exempt Portfolio or the California Municipal Money Market Fund is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolios. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2015, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Arizona Tax-Exempt	$—	$82,679	$—	$71,438
California Intermediate Tax-Exempt	—	505,464	—	409,513
California Tax-Exempt	—	257,687	—	233,109
High Yield Municipal	—	82,897	—	21,238
Intermediate Tax-Exempt	—	3,569,907	—	2,897,864
Short-Intermediate Tax-Exempt	—	449,941	—	302,094
Tax-Exempt	—	1,319,193	—	1,244,760

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2015, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Arizona Tax-Exempt	$6,294	$(101)	$6,193	$85,373
California Intermediate Tax-Exempt	22,584	(686)	21,898	477,364
California Tax-Exempt	14,861	(194)	14,667	140,971
High Yield Municipal	31,719	(3,174)	28,545	301,380
Intermediate Tax-Exempt	84,156	(4,304)	79,852	3,092,035
Short-Intermediate Tax-Exempt	22,319	(915)	21,404	1,379,684
Tax-Exempt	50,533	(1,635)	48,898	810,901

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MARCH 31, 2015

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	2,419	$26,280	69	$757	(1,651)	$(17,953)	837	$9,084
California Intermediate Tax-Exempt	16,238	175,896	118	1,274	(6,665)	(72,011)	9,691	105,159
California Tax-Exempt	4,316	50,497	173	2,020	(2,824)	(32,939)	1,665	19,578
High Yield Municipal	16,264	143,861	178	1,564	(7,094)	(62,541)	9,348	82,884
Intermediate Tax-Exempt	100,452	1,072,314	1,457	15,523	(35,287)	(375,528)	66,622	712,309
Short-Intermediate Tax-Exempt	40,622	426,049	159	1,668	(34,603)	(362,769)	6,178	64,948
Tax-Exempt	20,924	224,686	440	4,713	(12,889)	(137,952)	8,475	91,447

Transactions in capital shares for the fiscal year ended March 31, 2014, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Arizona Tax-Exempt	2,151	$22,797	85	$899	(5,788)	$(60,791)	(3,552)	$(37,095)
California Intermediate Tax-Exempt	13,241	138,415	126	1,310	(17,369)	(180,611)	(4,002)	(40,886)
California Tax-Exempt	2,439	27,525	332	3,668	(6,077)	(67,989)	(3,306)	(36,796)
High Yield Municipal	5,641	48,367	171	1,454	(13,682)	(116,705)	(7,870)	(66,884)
Intermediate Tax-Exempt	73,823	766,628	1,816	18,717	(85,810)	(887,188)	(10,171)	(101,843)
Short-Intermediate Tax-Exempt	61,188	641,883	147	1,548	(45,643)	(478,637)	15,692	164,794
Tax-Exempt	13,362	139,558	1,501	15,344	(50,552)	(523,231)	(35,689)	(368,329)

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF PERIOD
Arizona Tax-Exempt	Northern Institutional Funds - Tax-Exempt Portfolio	$2,191	$79,216	$75,338	$—	$—	$1	$6,069
California Intermediate Tax-Exempt	Northern Funds - California Municipal Money Market Fund	16,474	416,446	387,315	—	—	4	45,605
California Tax-Exempt	Northern Funds - California Municipal Money Market Fund	10,143	179,199	170,407	—	—	2	18,935
High Yield Municipal	Northern Institutional Funds - Tax-Exempt Portfolio	5,570	112,551	94,402	—	—	1	23,719
Intermediate Tax-Exempt	Northern Institutional Funds - Tax-Exempt Portfolio	304,888	1,831,859	1,784,370	—	—	33	352,377

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TAX-EXEMPT FIXED INCOME FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2015

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF PERIOD
Short-Intermediate Tax-Exempt	Northern Institutional Funds - Tax-Exempt Portfolio	$89,477	$446,600	$494,505	$—	$—	$9	$41,572
Tax-Exempt	Northern Institutional Funds - Tax-Exempt Portfolio	24,297	717,661	712,029	—	—	4	29,929

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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TAX-EXEMPT FIXED INCOME FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, and Tax-Exempt Fund (collectively, the “Funds”), seven separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the Trust’s custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2015

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TAX-EXEMPT FIXED INCOME FUNDS

TAX INFORMATION	MARCH 31, 2015 (UNAUDITED)

EXEMPT-INTEREST DIVIDENDS During the fiscal year ended March 31, 2015, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for Federal income tax purposes were as follows: Arizona Tax-Exempt Fund – 99.91%, California Intermediate Tax-Exempt Fund – 99.22%, California Tax-Exempt Fund – 99.52%, High Yield Municipal Fund – 99.34%, Intermediate Tax-Exempt Fund – 99.97%, Short-Intermediate Tax-Exempt Fund – 100.00% and Tax-Exempt Fund – 99.95%.

CAPITAL GAIN DISTRIBUTION The following Funds made capital gain distributions in December 2014, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
Fund	15%
Arizona Tax-Exempt	$0.0074
Intermediate Tax-Exempt	0.0147

TAX-EXEMPT FIXED INCOME FUNDS	104	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

FUND EXPENSES	MARCH 31, 2015 (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/14 - 3/31/15” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 100), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

ARIZONA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.46%	$1,000.00	$1,022.50	$2.32
Hypothetical**	0.46%	$1,000.00	$1,022.64	$2.32

CALIFORNIA INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.45%	$1,000.00	$1,019.20	$2.27
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

CALIFORNIA TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.46%	$1,000.00	$1,030.20	$2.33
Hypothetical**	0.46%	$1,000.00	$1,022.64	$2.32

HIGH YIELD MUNICIPAL

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.80%	$1,000.00	$1,034.70	$4.06
Hypothetical**	0.80%	$1,000.00	$1,020.94	$4.03

INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.45%	$1,000.00	$1,018.10	$2.26
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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TAX-EXEMPT FIXED INCOME FUNDS

FUND EXPENSES continued	MARCH 31, 2015 (UNAUDITED)

SHORT-INTERMEDIATE TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.45%	$1,000.00	$1,003.40	$2.25
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

TAX-EXEMPT

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.45%	$1,000.00	$1,024.00	$2.27
Hypothetical**	0.45%	$1,000.00	$1,022.69	$2.27

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS	MARCH 31, 2015 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 71 Trustee of Northern Funds since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	55

Edward J. Condon, Jr. Age: 74 Trustee of Northern Funds since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club from 2003 to 2014;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of the Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	55

Mark G. Doll Age: 65 Trustee of Northern Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

		• None	55

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TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 71 Chairperson of the Board of each Trust since 2015 and Trustee of Northern Funds since 2000	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	55

Cynthia R. Plouché Age: 58 Trustee of Northern Funds since 2014	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered Investment Company — 29 portfolios).	55

Casey J. Sylla Age: 71 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).	55

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios — 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds.

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TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2015 (UNAUDITED)

INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Stephen N. Potter(5) Age: 58 Trustee of Northern Funds since 2008	• President, Northern Trust Asset Management since 2008; • Chairman and President of Northern Trust Investments, Inc. since March 2008; • President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009; • Director of The Northern Trust Company of Connecticut from July 2009 to December 2013; • Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009; • Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.	• None	46

Mary Jacobs Skinner, Esq.(5) Age: 57 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None	46

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios – 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Mr. Potter and Ms. Skinner oversee 46 portfolios in the complex – 38 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

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TAX-EXEMPT FIXED INCOME FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Anthony P. Pecora Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2015	Chief Compliance Officer and Senior Vice President of Northern Trust Investments, Inc. since 2014; Head of Compliance for Northern Trust Asset Management since 2011; Head of Compliance for ABN AMRO Holding USA LLC from 2010 to 2011; Chief Compliance Officer and Anti-Money Laundering Officer for ABN AMRO Clearing Chicago LLC from 2009 to 2011.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

Richard N. Crabill Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

TAX-EXEMPT FIXED INCOME FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

TAX-EXEMPT FIXED INCOME FUNDS

MARCH 31, 2015 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Craig R. Carberry, Esq. Age: 54 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

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TAX-EXEMPT FIXED INCOME FUNDS

INVESTMENT CONSIDERATIONS

TAX-EXEMPT FIXED INCOME FUNDS

AZ TAX-EXEMPT FUND1,3,4,5,6

CA INTERMEDIATE TAX-EXEMPT FUND1,3,4,5,6

CA TAX-EXEMPT FUND1,3,4,5,6

HIGH YIELD MUNICIPAL FUND1,2,3,6

INTERMEDIATE TAX-EXEMPT FUND1,3,6

SHORT-INTERMEDIATE TAX-EXEMPT FUND1,3,6

TAX-EXEMPT FUND1,3,6

1 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

2 High-Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

3 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

4 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

5 State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

6 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

NORTHERN FUNDS ANNUAL REPORT	115	TAX-EXEMPT FIXED INCOME FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

TAX-EXEMPT FIXED INCOME FUNDS	116	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

7	STATEMENTS OF ASSETS AND LIABILITIES

8	STATEMENTS OF OPERATIONS

9	STATEMENTS OF CHANGES IN NET ASSETS

10	FINANCIAL HIGHLIGHTS

15	SCHEDULES OF INVESTMENTS

15	CALIFORNIA MUNICIPAL MONEY MARKET FUND

19	MONEY MARKET FUND

25	MUNICIPAL MONEY MARKET FUND

46	U.S. GOVERNMENT MONEY MARKET FUND

49	U.S. GOVERNMENT SELECT MONEY MARKET FUND

52	ABBREVIATIONS AND OTHER INFORMATION

53	NOTES TO THE FINANCIAL STATEMENTS

61	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

62	TAX AND DISTRIBUTION INFO

63	FUND EXPENSES

64	TRUSTEES AND OFFICERS

71	INVESTMENT CONSIDERATIONS

72	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Investments in the Funds are not insured or guaranteed by the FDIC or any other governmental agency. Although each Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MONEY MARKET FUNDS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2015, the California Municipal Money Market Fund provided a total return of 0.01% as compared to 0.01% for the benchmark, the iMoney Net Fund AverageTM/California State-Specific Retail category. The Fund seeks to offer investors income that is exempt from federal as well as state of California taxation, along with liquidity and a stable net asset value.

The California credit environment continued to improve as the period progressed, with the state projecting a budget surplus for the fiscal year 2015. Throughout the period, the Fund was invested in tier-one short-term California municipal instruments. Fund managers worked with Northern’s municipal research team to identify new investment opportunities, while ensuring that only the strongest top-tier credits were added to the Fund. The Fund’s focus was to increase pure municipal credit exposure with diverse revenue sources. All new municipal credits were submitted for approval to a committee of credit and risk managers.

During the reporting period, the Fund’s managers maintained a strong liquidity position by holding a significant portion of assets under management in daily and weekly municipal variable-rate demand notes, or VRDNs. Daily and weekly VRDNs offer an attractive credit profile as well a liquidity option of either one day or one week. In addition, VRDNs are par bonds that are not susceptible to price fluctuations in a volatile rate environment. The strong liquidity position enabled managers to opportunistically purchase fixed-rate notes as the one-year curve began to steepen. Throughout the period, the Fund was positioned with approximately 90% of assets having an effective maturity of less than five business days.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
CALIFORNIA MUNICIPAL MONEY MARKET	0.01%	0.02%	0.93%	0.01%
IMONEYNET MFR AVERAGETM/CA STATE-SPECIFIC RETAIL	0.01	0.02	0.88

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2015. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.32% as of March 31, 2015. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2015, the maturity analysis for the California Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Income from the Fund may be subject to
federal alternative minimum tax (AMT)
and state and local taxes.

Portfolio composition is subject to change.

Information about Investment
Considerations can be found on page 71.

OVERNIGHT (ONE BUSINESS DAY)	51.6%
2 - 15 DAYS	37.1
31 - 60 DAYS	6.1
61 - 97 DAYS	4.1
181 - 270 DAYS	1.1

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOCXX
INCEPTION DATE	11/29/94
NET ASSETS	$476 MILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.38%
NET EXPENSE RATIO	0.04%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

After a disappointing first quarter of the 12-month reporting period ended March 31, 2015, U.S. growth led the way for developed economies over the remainder of the calendar year, but the economy seemed to soften a bit in early 2015. The labor market continued to strengthen, as unemployment reached 5.5% at March 31, 2015, representing a decline of 1.8% versus 12 months earlier. However, average hourly earnings and weekly hours made little progress, and the participation rate held stubbornly low. Inflation continued to run below the U.S. Federal Reserve’s mandate.

As the period progressed, the paths of the major central banks of the developed world began to diverge, as both the U.S. Federal Reserve and the Bank of England moved towards tightening while the Bank of Japan and European Central Bank continued to expand their quantitative easing programs. The U.S. Federal Reserve completed its bond purchases in November, and a hiking cycle for the fed funds rate was anticipated to begin as early as mid-2015. After a weaker first quarter of economic data and a disappointing March jobs report, the markets began to expect the first hike to occur later in 2015. The U.S. Federal Reserve continued the testing program for its overnight fixed-rate reverse repurchase agreement facility in the period. There were multiple changes introduced, including a Dutch auction should interest exceed $300 billion, as well as a term repurchase agreement facility that was instituted near year end and again in the first quarter. This program, while likely temporary, has been successful in establishing a floor on front-end rates.

For the reporting period, the Money Market Fund posted a 0.01% return, compared with the 0.01% return of its benchmark, the iMoney Net Fund AverageTM/First Tier Retail category. Money market funds continue to be challenged with low short-term interest rates driven by supply constraints. We maintained a long overall portfolio duration relative to the benchmark through the end of 2014, but instituted a neutral duration in the first quarter of 2015. We continue to position the Fund conservatively by remaining highly selective in our purchases. Liquidity and principal preservation remain our primary objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
MONEY MARKET	0.01%	0.02%	1.36%	0.01%
IMONEYNET MFR AVERAGETM/FIRST TIER RETAIL	0.01	0.01	1.35

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2015. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.15% as of March 31, 2015. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2015, the maturity analysis for the Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Portfolio composition is subject to
change.

Information about Investment
Considerations can be found on page 71.

OVERNIGHT (ONE BUSINESS DAY)	32.6%
2 - 15 DAYS	17.7
16 - 30 DAYS	11.1
31 - 60 DAYS	14.1
61 - 97 DAYS	9.6
98 - 180 DAYS	10.3
181 - 270 DAYS	2.1
271 - 366 DAYS	2.5

PORTFOLIO MANAGERS

JENNIFER SHEROIAN With Northern Trust since 2000 PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NORXX
INCEPTION DATE	04/11/94
NET ASSETS	$8.8 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.36%
NET EXPENSE RATIO	0.17%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

NORTHERN FUNDS ANNUAL REPORT	3	MONEY MARKET FUNDS

MONEY MARKET FUNDS

MUNICIPAL MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month reporting period ended March 31, 2015, the Municipal Money Market Fund returned 0.02%, compared to the 0.01% return of its benchmark, the iMoney Net Fund AverageTM/Tax-Free Retail category while providing stable value and liquidity. We managed the Fund’s weighted average maturity by employing a barbell approach to asset purchases. We invested cash balances in a combination of fixed-rate, daily and weekly Variable Rate Demand Notes. We also maintained a weighted average maturity slightly long to the fund’s benchmark.

Fixed-income investors focused their attention on both domestic and global developments during the reporting period. In the United States, the Federal Reserve ended its large-scale asset purchases and began preparing fixed-income markets for a “lift off” from interest rate levels near zero. While the Fed was wrapping up its bond-buying program, the European Central Bank embarked on an asset purchase program of its own. These developments affected the prices of fixed-income securities, currencies and commodities. The one-year yield curve steepened by the end of the fiscal year, making one-year notes attractive relative to overnight holdings.

In the municipal fixed-income market, investors continued to benefit from an improving credit environment in which an increasing number of municipalities reported better financial outlooks. Demand for high-quality investments remained strong throughout the period, as investors sought investable fixed-income securities in a volatile rate environment. Robust demand for short-duration municipal investments, in combination with limited supply, made investing cash balances challenging at times during the period. Our primary investment strategy was focused on identifying new municipal credits that would diversify the Fund’s holdings. Throughout the period, we sought opportunities among tax-exempt securities backed by general obligations, universities or essential services when available.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
MUNICIPAL MONEY MARKET	0.02%	0.02%	0.96%	0.01%
IMONEYNET MFR AVERAGETM/TAX-FREE RETAIL	0.01	0.02	0.93

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2015. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.30% as of March 31, 2015. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2015, the maturity analysis for the Municipal Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Income from the Fund may be subject to
federal alternative minimum tax (AMT)
and state and local taxes.

Portfolio composition is subject to
change.

Information about Investment
Considerations can be found on page 71.

OVERNIGHT (ONE BUSINESS DAY)	33.9%
2 - 15 DAYS	48.8
16 - 30 DAYS	0.8
31 - 60 DAYS	0.8
61 - 97 DAYS	5.7
98 - 180 DAYS	2.6
181 - 270 DAYS	6.5
271 - 366 DAYS	0.8
367 - 2 YRS	0.1

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOMXX
INCEPTION DATE	04/11/94
NET ASSETS	$6.3 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.36%
NET EXPENSE RATIO	0.07%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

U.S. GOVERNMENT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Higher-risk assets generally performed well during the 12-month reporting period ended March 31, 2015, with U.S. equities reaching record highs. Still, bond yields generally defied forecasts by trending lower, not higher. Expectations regarding global growth and monetary policy remained key drivers of market sentiment. While U.S. economic data generally painted a picture of modest growth, declining inflation in the Eurozone, along with weak growth in Japan and China, tempered market optimism. New U.S. Federal Reserve Chair Janet Yellen enjoyed a relatively smooth transition early in her tenure, which allowed the Federal Open Market Committee to complete an orderly wind-down of the asset purchase program known as quantitative easing. Monetary policy across the world’s major economies began to diverge as the FOMC contemplated a timeline for normalizing policy even as the European Central Bank, Bank of Japan, and People’s Bank of China provided additional accommodation.

Money market yields remained pinned near zero throughout the period, as demand for high quality liquid assets continued to outstrip supply. The Fed’s Reverse Repurchase Facility was well received by market participants, consistently attracting over $100 billion on a daily basis. Conversely, dealers continued to feel the pressure of new regulations designed to shrink their balance sheets, which meaningfully decreased the supply of repurchase agreements. The Fund’s weighted average maturity was long versus its peer group for most of the period. More recently, we positioned the Fund to be neutral to the peer group, and we maintained a strong liquidity profile to accommodate any unexpected redemptions.

For the reporting period, the U.S. Government Money Market Fund posted a total return of 0.01%, which compares with the 0.01% return of its benchmark, the iMoney Net Fund AverageTM/Government & Agencies Retail category.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
U.S. GOVERNMENT MONEY MARKET	0.01%	0.01%	1.32%	0.01%
IMONEYNET MFR AVERAGETM/GOVT & AGENCIES RETAIL	0.01	0.01	1.25

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2015. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.21% as of March 31, 2015. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2015, the maturity analysis for the U.S. Government Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Portfolio composition is subject to change.

Information about Investment
Considerations can be found on page 71.

OVERNIGHT (ONE BUSINESS DAY)	53.0%
2 - 15 DAYS	12.8
16 - 30 DAYS	10.8
31 - 60 DAYS	6.4
61 - 97 DAYS	1.2
98 - 180 DAYS	8.2
181 - 270 DAYS	4.3
271 - 366 DAYS	3.3

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008 PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOGXX
INCEPTION DATE	04/11/94
NET ASSETS	$1.8 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.37%
NET EXPENSE RATIO	0.09%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

NORTHERN FUNDS ANNUAL REPORT	5	MONEY MARKET FUNDS

MONEY MARKET FUNDS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global financial markets continued to exhibit a fair amount of volatility during the 12-month reporting period ended March 31, 2015, as investors adjusted their expectations regarding monetary policy both in the United States and abroad. Weak growth and inflation in the Eurozone prompted the European Central Bank to provide additional accommodation in the form of quantitative easing. At the same time, the strengthening U.S. economy led the U.S. Federal Reserve to wind down its asset-purchase program and contemplate its timeline for normalizing monetary policy. Equities generally finished the period higher, while bond yields defied expectations by trending lower. Volatility was a factor in market performance, as global growth prospects remained uneven and central banks debated how best to support their respective economies.

In the money markets, issuance of agency discount notes remained essentially flat year-over-year, with any temporary upswing in issuance easily absorbed by money market funds seeking high quality investments. The U.S. Treasury’s floating rate notes were met with strong demand from money market funds, corporate treasurers and foreign central banks, causing the bonds to trade at lower yields than many had expected. The Fund’s weighted average maturity was long versus its peer group for most of the period. More recently, we positioned the Fund to be neutral to its peer group, and we maintained a strong liquidity profile to accommodate any unexpected redemptions.

For the reporting period, the U.S. Government Select Money Market Fund posted a total return of 0.01%, compared with the 0.01% return of its benchmark, the iMoney Net Fund AverageTM/Government & Agencies Retail category.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	CURRENT 7-DAY YIELD
U.S. GOVERNMENT SELECT MONEY MARKET	0.01%	0.01%	1.29%	0.01%
IMONEYNET MFR AVERAGETM/GOVT & AGENCIES RETAIL	0.01	0.01	1.25

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended March 31, 2015. Current 7-Day Yield more closely reflects the current earnings of the Fund than the total return. Performance reflects voluntary and contractual fee waivers and expense reimbursements in effect. In their absence, performance would be reduced. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Fund would have been -0.23% as of March 31, 2015. Performance data current to the most recent month-end is available at northernfunds.com.

MATURITY ANALYSIS

At March 31, 2015, the maturity analysis for the U.S. Government Select Money Market Fund as a percentage of investments was:

MATURITY	%

We compare our Funds to the iMoneyNet
Money Fund Report Averages, which are
composites of professionally managed
money market investments with similar
investment objectives.

Portfolio composition is subject to
change.

Information about Investment
Considerations can be found on page 71.

OVERNIGHT (ONE BUSINESS DAY)	31.6%
2 - 15 DAYS	16.8
16 - 30 DAYS	21.2
31 - 60 DAYS	9.4
61 - 97 DAYS	3.4
98 - 180 DAYS	10.6
181 - 270 DAYS	4.3
271 - 366 DAYS	2.6
367 DAYS - 2 YRS	0.1

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008 PETER YI With Northern Trust since 2000

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NOSXX
INCEPTION DATE	12/12/94
NET ASSETS	$3.4 BILLION
NET ASSET VALUE	$1.00
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	0.36%
NET EXPENSE RATIO	0.09%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investments in the Fund are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Fund.

MONEY MARKET FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF ASSETS AND LIABILITIES	MARCH 31, 2015

Amounts in thousands, except per share data	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
ASSETS:
Investments, at amortized cost, which approximates fair value	$467,937	$6,502,377	$6,501,850	$895,208	$2,559,143
Repurchase agreements, at cost which approximates fair value	–	2,366,710	–	876,446	819,472
Cash	5,858	30,004	–	5,005	12
Interest income receivable	270	3,433	6,953	124	244
Receivable for securities sold	735	–	65,156	–	–
Receivable for fund shares sold	852	–	–	–	2
Receivable from affiliates for expense reimbursements	33	296	384	78	166
Prepaid and other assets	1	9	5	2	4
Total Assets	475,686	8,902,829	6,574,348	1,776,863	3,379,043
LIABILITIES:
Cash overdraft	–	–	35,338	–	–
Payable for securities purchased	–	35,764	264,945	10,846	18,987
Payable for fund shares redeemed	–	21,486	23	2,156	–
Distributions to shareholders	4	75	54	13	29
Payable to affiliates:
Management fees (Note 5)	30	558	399	107	216
Custody and accounting fees	3	23	15	7	12
Transfer agent fees	1	25	18	5	10
Trustee fees	8	83	53	9	17
Accrued other liabilities	32	222	131	52	91
Total Liabilities	78	58,236	300,976	13,195	19,362
Net Assets	$475,608	$8,844,593	$6,273,372	$1,763,668	$3,359,681
ANALYSIS OF NET ASSETS:
Capital stock	$475,627	$8,853,078	$6,273,289	$1,763,677	$3,359,693
Accumulated undistributed net investment income (loss)	(10)	(30)	83	(9)	(12)
Accumulated undistributed net realized loss	(9)	(8,455)	–	–	–
Net Assets	$475,608	$8,844,593	$6,273,372	$1,763,668	$3,359,681
Shares Outstanding ($.0001 par value, unlimited authorization)	475,660	8,853,172	6,273,314	1,763,710	3,359,731
Net Asset Value, Redemption and Offering Price Per Share	$1.00	$1.00	$1.00	$1.00	$1.00

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT 7 MONEY MARKET FUNDS

MONEY MARKET FUNDS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2015

Amounts in thousands	CALIFORNIA MUNICIPAL MONEY MARKET FUND	MONEY MARKET FUND	MUNICIPAL MONEY MARKET FUND	U.S. GOVERNMENT MONEY MARKET FUND	U.S. GOVERNMENT SELECT MONEY MARKET FUND
INVESTMENT INCOME:
Interest income	$235	$14,481	$4,488	$1,505	$3,576
Total Investment Income	235	14,481	4,488	1,505	3,576
EXPENSES:
Management fees (Note 5)	1,086	20,092	14,740	3,713	8,668
Investment advisory fees (Note 5)	264	4,784	3,674	868	2,205
Administration fees (Note 5)	106	1,913	1,469	347	882
Custody fees	57	860	616	183	396
Accounting fees	15	196	152	40	93
Transfer agent fees	155	2,827	2,140	516	1,276
Registration fees	16	106	56	32	48
Printing fees	16	130	87	32	60
Professional fees	33	132	86	44	65
Trustee fees	19	213	136	37	86
Other	11	94	57	21	39
Total Expenses	1,778	31,347	23,213	5,833	13,818
Less expenses voluntarily reimbursed by investment adviser	(1,343)	(14,458)	(16,968)	(3,810)	(9,098)
Less expenses contractually reimbursed by investment adviser	(242)	(3,207)	(2,341)	(657)	(1,481)
Less custodian credits	(2)	(2)	(9)	(1)	–
Net Expenses	191	13,680	3,895	1,365	3,239
Net Investment Income	44	801	593	140	337
NET REALIZED GAINS:
Net realized gains on:
Investments	–	111	527	4	5
Net Gains	–	111	527	4	5
Net Increase in Net Assets Resulting from Operations	$44	$912	$1,120	$144	$342

See Notes to the Financial Statements.

MONEY MARKET FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	CALIFORNIA MUNICIPAL MONEY MARKET FUND		MONEY MARKET FUND		MUNICIPAL MONEY MARKET FUND		U.S. GOVERNMENT MONEY MARKET FUND		U.S. GOVERNMENT SELECT MONEY MARKET FUND
Amounts in thousands	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
OPERATIONS:
Net investment income	$44	$40	$801	$798	$593	$609	$140	$107	$337	$315
Net realized gains on:
Investments	–	–	111	92	527	546	4	14	5	22
Net Increase in Net Assets Resulting from Operations	44	40	912	890	1,120	1,155	144	121	342	337
CAPITAL SHARE TRANSACTIONS: (1)
Net increase (decrease) in net assets resulting from capital share transactions	21,765	83,887	865,466	(597,840)	(154,121)	(229,742)	380,193	54,103	(367,344)	189,420
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	21,765	83,887	865,466	(597,840)	(154,121)	(229,742)	380,193	54,103	(367,344)	189,420
DISTRIBUTIONS PAID:
From net investment income	(43)	(40)	(791)	(796)	(804)	(1,158)	(147)	(138)	(350)	(355)
From net realized gains	–	–	–	–	(383)	–	–	–	–	–
Total Distributions Paid	(43)	(40)	(791)	(796)	(1,187)	(1,158)	(147)	(138)	(350)	(355)
Total Increase (Decrease) in Net Assets	21,766	83,887	865,587	(597,746)	(154,188)	(229,745)	380,190	54,086	(367,352)	189,402
NET ASSETS:
Beginning of year	453,842	369,955	7,979,006	8,576,752	6,427,560	6,657,305	1,383,478	1,329,392	3,727,033	3,537,631
End of year	$475,608	$453,842	$8,844,593	$7,979,006	$6,273,372	$6,427,560	$1,763,668	$1,383,478	$3,359,681	$3,727,033
Accumulated Undistributed Net Investment Income (Loss)	$(10)	$(11)	$(30)	$(40)	$83	$150	$(9)	$(6)	$(12)	$(4)

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT 9 MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)	–	–	–	–	–
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(3)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.01%	0.01%	0.01%	0.01%	0.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$475,608	$453,842	$369,955	$426,698	$469,628
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.04%	0.08%	0.16%	0.16%	0.27%
Expenses, before reimbursements and credits(5)	0.41%	0.50%	0.51%	0.49%	0.57%
Net investment income (loss), net of reimbursements and credits(5)	0.01%	0.01%	0.00%	0.01%	0.00%
Net investment loss, before reimbursements and credits(5)	(0.36)%	(0.41)%	(0.35)%	(0.32)%	(0.30)%

(1)	Per share amounts from net investment income (loss) were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MONEY MARKET FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(3)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.01%	0.01%	0.01%	0.02%	0.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$8,844,593	$7,979,006	$8,576,752	$7,276,346	$7,419,896
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.17%	0.18%	0.24%	0.18%	0.30%
Expenses, before reimbursements and credits(5)	0.39%	0.48%	0.48%	0.48%	0.55%
Net investment income, net of reimbursements and credits(5)	0.01%	0.01%	0.01%	0.02%	0.02%
Net investment loss, before reimbursements and credits(5)	(0.21)%	(0.29)%	(0.23)%	(0.28)%	(0.23)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	11	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL MONEY MARKET FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(3)	–	–	–	–	–
From net realized gains	– (4)	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(5)	0.02%	0.02%	0.01%	0.01%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,273,372	$6,427,560	$6,657,305	$7,015,764	$6,688,741
Ratio to average net assets of:
Expenses, net of reimbursements and credits(6)	0.07%	0.10%	0.17%	0.16%	0.29%
Expenses, before reimbursements and credits(6)	0.39%	0.48%	0.48%	0.48%	0.54%
Net investment income, net of reimbursements and credits(6)	0.01%	0.01%	0.01%	0.02%	0.03%
Net investment loss, before reimbursements and credits(6)	(0.31)%	(0.37)%	(0.30)%	(0.30)%	(0.22)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)	Per share amount from distributions paid from net realized gains was less than $0.01 per share.
(5)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(6)	The impact on Net Assets due to any custody credits is less than 0.001%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(3)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.01%	0.01%	0.01%	0.01%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,763,668	$1,383,478	$1,329,392	$1,351,140	$1,626,601
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.09%	0.10%	0.17%	0.12%	0.23%
Expenses, before reimbursements and credits(5)	0.40%	0.48%	0.48%	0.49%	0.54%
Net investment income, net of reimbursements and credits(5)	0.01%	0.01%	0.01%	0.01%	0.01%
Net investment loss, before reimbursements and credits(5)	(0.30)%	(0.37)%	(0.30)%	(0.36)%	(0.30)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized and unrealized gains (losses)(2)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(3)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.01%	0.01%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,359,681	$3,727,033	$3,537,631	$3,436,678	$3,122,906
Ratio to average net assets of:
Expenses, net of reimbursements and credits(5)	0.09%	0.10%	0.15%	0.09%	0.20%
Expenses, before reimbursements and credits(5)	0.39%	0.48%	0.48%	0.48%	0.55%
Net investment income, net of reimbursements and credits(5)	0.01%	0.01%	0.01%	0.01%	0.01%
Net investment loss, before reimbursements and credits(5)	(0.29)%	(0.37)%	(0.32)%	(0.38)%	(0.34)%

(1)	Per share amounts from net investment income were less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amounts from distributions paid from net investment income were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The impact on Net Assets due to any custody credits is less than 0.001%.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4%

California – 98.4%

Alameda County IDA Revenue VRDB, Convergent Laser Tech, (Wells Fargo Bank N.A. LOC), 0.03%, 4/9/15	$4,040	$4,040

Alameda Public Financing Authority VRDB, Series A, Alameda Point Improvement Project, (MUFG Union Bank N.A. LOC), 0.02%, 4/9/15	1,600	1,600

California Educational Facilities Authority Adjustable Revenue Refunding Bonds, Stanford University, Series L-3, 0.01%, 4/9/15	200	200

California Educational Facilities Authority Adjustable Revenue Refunding Bonds, Stanford University, Series L-4, 0.01%, 4/9/15	2,390	2,390

California Health Facilities Financing Authority Revenue VRDB, Adventist Health System, West, Series B, (U.S. Bank N.A. LOC), 0.01%, 4/1/15	9,150	9,150

California Health Facilities Financing Authority Revenue VRDB, Catholic Healthcare, Series H, (Wells Fargo Bank N.A. LOC), 0.01%, 4/9/15	6,400	6,400

California Infrastructure & Economic Development Bank Refunding Revenue VRDB, Series C, Pacific Gas & Electric, (Sumitomo Mitsui Banking Corp. LOC), 0.03%, 4/1/15	5,350	5,350

California Infrastructure & Economic Development Bank Revenue Refunding VRDB, Los Angeles Museum, Series A, (Wells Fargo Bank N.A. LOC), 0.01%, 4/1/15	10,000	10,000

California Infrastructure & Economic Development Bank Revenue Refunding VRDB, Pacific Gas & Electric, Series A, (MUFG Union Bank N.A. LOC), 0.01%, 4/1/15	22,650	22,650

California Infrastructure & Economic Development Bank Revenue VRDB, Pinewood School Project, (Comerica Bank LOC), 0.05%, 4/9/15	8,630	8,630

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

California – 98.4% – continued

California Municipal Finance Authority Revenue VRDB, Chevron USA-Recovery Zone, 0.03%, 4/1/15	$16,600	$16,600

California Municipal Finance Authority Revenue VRDB, Westmont College, Series A, (Comerica Bank LOC), 0.04%, 4/9/15	12,450	12,450

California Pollution Control Financing Authority Revenue Refunding Bonds, Pacific Gas & Electric, Series F, (JPMorgan Chase Bank N.A. LOC), 0.01%, 4/1/15	3,100	3,100

California Pollution Control Financing Authority Revenue VRDB, Big Bear Disposal, Inc. Project, Solid Waste, (MUFG Union Bank N.A. LOC), 0.03%, 4/9/15	2,040	2,040

California Pollution Control Financing Authority Solid Waste Disposal Revenue VRDB, Mission Trail Waste, (Comerica Bank LOC), 0.07%, 4/9/15	2,440	2,440

California State Educational Facilities Authority Adjustable Revenue Refunding Bonds, Series L-5, Stanford University, 0.01%, 4/9/15	100	100

California State Educational Facilities Authority Adjustable Revenue Refunding Bonds, Series L-6, Stanford University, 0.01%, 4/9/15	300	300

California State G.O. Unlimited Revenue VRDB, Series A4, Kindergarten Project, (Citibank N.A. LOC), 0.01%, 4/1/15	4,500	4,500

California State School Cash Reserve Program Authority Revenue Notes, Series D, 2.00%, 6/30/15	250	251

California State School Cash Reserve Program Authority Revenue Notes, Series E, 2.00%, 6/30/15	2,000	2,010

California State University Institute Municipal Interest Bearing CP, 0.05%, 5/5/15	3,800	3,800
0.04%, 5/6/15	3,740	3,740

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

California – 98.4% – continued

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Pine View Apartments, Series A, (Citibank N.A. LOC), 0.02%, 4/9/15	$1,100	$1,100

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, South Shore Apartments, Series M, (FHLB of San Francisco LOC), 0.02%, 4/9/15	10,290	10,290

California Statewide Communities Development Authority Multifamily Revenue VRDB, Varenna Assisted Living, (FHLB of San Francisco LOC), 0.02%, 4/9/15	7,785	7,785

California Statewide Communities Development Authority Revenue Bonds, Kaiser Permanente, Series B, (Kaiser Permanente Gtd.), 0.01%, 4/9/15	5,000	5,000

California Statewide Communities Development Authority Revenue VRDB, Development at Robert Louis Stevenson, (U.S. Bank N.A. LOC), 0.01%, 4/9/15	6,700	6,700

Castaic Lake Water Agency California Revenue COPS VRDB, 1994 Refunding Project, (Wells Fargo Bank N.A. LOC), 0.01%, 4/9/15	4,000	4,000

City & County of San Francisco California Multifamily Housing Revenue Refunding VRDB, Post Street Towers, Series A, (FHLMC LOC), 0.02%, 4/9/15	8,800	8,800

City of Carlsbad California Multifamily Housing Revenue Refunding VRDB, Santa Fe Ranch Apartments Project, (FHLMC LOC), 0.02%, 4/9/15	6,420	6,420

City of Fresno California Multifamily Housing Revenue Refunding VRDB, Heron Pointe Apartments, Series A, (FNMA LOC), 0.02%, 4/9/15	5,915	5,915

City of Los Angeles Department of Airports Municipal Interest Bearing CP, 0.06%, 5/14/15	7,000	7,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

California – 98.4% – continued

0.06%, 5/14/15	$3,500	$3,500

City of Los Angeles G.O. Unlimited TRANS, 1.50%, 6/25/15	2,500	2,508

City of Manhattan Beach California COPS Refunding VRDB, (MUFG Union Bank N.A. LOC), 0.03%, 4/9/15	2,115	2,115

City of Oceanside California Multifamily Housing Revenue VRDB, Shadow Way, Non AMT, (FHLMC LOC), 0.02%, 4/9/15	700	700

City of Riverside Water Variable Revenue Refunding Bonds, Series A, 0.06%, 3/1/16	3,300	3,300

City of Salinas California Economic Development Revenue VRDB, Monterey County Public Building, Series A, (Bank of New York Mellon LOC), 0.04%, 4/9/15	12,025	12,025

Corona California Multifamily Housing Revenue Refunding VRDB, Country Hills Project, (FHLMC LOC), 0.02%, 4/9/15	4,600	4,600

County of Los Angeles G.O. Unlimited TRANS, 1.50%, 6/30/15	4,450	4,465

County of Riverside Teeter Obligation Revenue Notes, Series D, 1.50%, 10/14/15	4,000	4,029

County of San Bernardino G.O. Unlimited TRANS, Series A, 2.00%, 6/30/15	5,000	5,023

Golden Empire Schools Financing Authority Lease Revenue Floating Revenue Bonds, Variable Notes, Kern High School District, 0.22%, 5/1/15	4,630	4,630

Golden State Tobacco Securitization Corp. Tobacco Settlement Adjustable Revenue Bonds, Eagle-20130013, Class A, (Berkshire Hathaway Inc. Insured), 0.04%, 4/9/15 (1)	9,900	9,900

Irvine Ranch Water District VRDB, Special Assessment, Districts Numbers 140-240-105-250, (Bank of New York Mellon LOC), 0.03%, 4/1/15	6,400	6,400

See Notes to the Financial Statements.

MONEY MARKET FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

California – 98.4% – continued

Irvine Unified School District Special Tax Adjustable Bonds, Community Facilities District 09, (Sumitomo Mitsui Banking Corp. LOC), 0.01%, 4/9/15	$5,000	$5,000

Kern Community College District Variable Refunding COPS, 0.12%, 4/9/15	4,500	4,500

Los Angeles California Multifamily Revenue Refunding VRDB, Mountainback, (FHLMC LOC), 0.03%, 4/9/15	8,240	8,240

Los Angeles Department of Water & Power Revenue VRDB, Subseries B-1, 0.02%, 4/9/15	5,000	5,000

Los Angeles Department of Water & Power Waterworks Revenue VRDB, Subseries B-2, 0.02%, 4/1/15	11,000	11,000

Metropolitan Water District of Southern California Revenue Refunding VRDB, Series D, 0.01%, 4/9/15	4,500	4,500

Mission Viejo Community Development Financing Authority Revenue VRDB, Mall Improvement Project, Series A, (MUFG Union Bank N.A. LOC), 0.02%, 4/9/15	8,300	8,300

Monterey Peninsula Unified School District G.O. Unlimited BANS, 2.50%, 11/1/15	1,000	1,013

Nuveen California Dividend Advantage Municipal Fund 3 VRDP, Series 1-1600, 0.10%, 4/9/15 (1)	7,000	7,000

Nuveen California Dividend Advantage Municipal Fund Tax-Exempt Preferred Floating VRDP, Series 5, 0.09%, 4/9/15 (1)	5,000	5,000

Orange County California Apartment Development Adjustable Revenue Refunding Bonds, Larkspur Canyon Apartments, Series A, (FNMA LOC), 0.02%, 4/9/15	7,435	7,435

Riverside County Multifamily Housing Authority Revenue Refunding VRDB, Tyler Springs Apartments, Series C, (FNMA LOC), 0.02%, 4/9/15	7,600	7,600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

California – 98.4% – continued

Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Ashford, Series D, (FNMA LOC), 0.02%, 4/9/15	$5,460	$5,460

Sacramento County Multifamily Housing Authority Revenue Refunding VRDB, Seasons at Winter, Series C-2, (FHLMC LOC), 0.02%, 4/9/15	7,100	7,100

San Bernardino County California Multifamily Revenue Refunding VRDB, Housing Mortgage Mountain View, (FNMA LOC), 0.04%, 4/9/15	7,260	7,260

San Francisco City & County Airports Community International Airport Revenue Refunding VRDB, Second Series 37C, (MUFG Union Bank N.A. LOC), 0.01%, 4/9/15	600	600

San Francisco City & County Finance Corp. Adjustable Revenue Refunding Bonds, Series 2008-1, Moscone Center, (State Street Bank & Trust Co. LOC), 0.01%, 4/9/15	5,010	5,010

Southern California Public Power Authority Revenue VRDB, Natural Gas Project, (Barclays Bank PLC LOC), 0.02%, 4/9/15	5,065	5,065

State of California Adjustable G.O. Unlimited Bonds, Series A-1, Kindergarten, (Citibank N.A. LOC), 0.01%, 4/1/15	20,400	20,400

State of California Adjustable G.O. Unlimited Bonds, Series B-1, Kindergarten, (Citibank N.A. LOC), 0.01%, 4/1/15	6,900	6,900

State of California Department of Water Resources Municipal Interest Bearing CP, (Bank of Montreal Gtd.), 0.04%, 4/1/15	3,109	3,109

State of California G.O. Unlimited VRDB, Series B, Subseries B-3, (Barclays Bank PLC LOC), 0.01%, 4/9/15	2,000	2,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

CALIFORNIA MUNICIPAL MONEY MARKET FUND continued	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 98.4% – continued

California – 98.4% – continued

State of California G.O. Unlimited VRDB, Subseries B-7, (JPMorgan Chase Bank N.A. LOC), 0.01%, 4/1/15	$14,500	$14,500

State of California G.O., Series A-3, (Bank of Montreal LOC), 0.01%, 4/1/15	19,300	19,300

State of California Municipal Interest Bearing CP, (Royal Bank of Canada LOC), 0.04%, 4/1/15	15,000	15,000
0.07%, 5/20/15	10,000	10,000

State of California Revenue Anticipation Notes, 1.50%, 6/22/15	4,500	4,514

Sunnyvale COPS Refunding VRDB, Government Center Site, Series A, (MUFG Union Bank N.A. LOC), 0.02%, 4/9/15	2,210	2,210

Tahoe Forest Hospital District California Revenue VRDB, Health Facility, (U.S. Bank N.A. LOC), 0.03%, 4/1/15	2,450	2,450

University of California Municipal CP, 0.02%, 4/9/15	5,000	5,000

West Hills Community College District COPS VRDB, (MUFG Union Bank N.A. LOC), 0.02%, 4/9/15	3,025	3,025

Western Municipal Water District Facilities Authority Revenue Refunding Bonds, Series A, (MUFG Union Bank N.A. LOC), 0.02%, 4/9/15	6,500	6,500
		467,937
Total Municipal Investments
(Cost $467,937)		467,937

Total Investments – 98.4%
(Cost $467,937) (2)		467,937

Other Assets less Liabilities – 1.6%		7,671
NET ASSETS – 100.0%		$475,608

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Trustees of Northern Funds.
(2)	The cost for federal income tax purposes was $467,937.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF TOTAL INVESTMENTS
Air, Transportation, Water Services and Solid Waste Management	18.2%
Educational Services	13.5
Electric Services, Power and Utility	8.1
Executive, Legislative & General Government	22.9
General Medical and Surgical Hospitals, Specialty Hospitals, Nursing and Personal Care	4.9
Miscellaneous Revenues	6.1
Urban and Community Development, Housing Programs and Social Services	19.0
All other sectors less than 5%	7.3

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2015:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by California Municipal Money Market Fund (1)(2)	$–	$467,937	$–	$467,937

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by the Fund are valued at amortized cost and therefore are classified as Level 2. NTI categorizes an investment in the Fund as Level 1, due to quoted market prices being available in active markets.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 3.3%

ABS Other – 3.3%

Collateralized Commercial Paper Co. LLC, 0.35%, 7/31/15	$33,000	$32,962
0.36%, 9/8/15	45,000	44,930

Collateralized Commercial Paper II Co. LLC, 0.28%, 4/1/15 (1)	75,000	75,000
0.29%, 4/28/15 (1)(2)	34,000	34,000

Kells Funding LLC, 0.26%, 4/27/15 (1)(2)	36,000	35,998
0.23%, 6/12/15 (1)	44,000	43,980

Victory Receivables Corp., 0.17%, 4/24/15	16,000	15,998
0.17%, 4/29/15 (1)	13,000	12,998
		295,866
Total ABS Commercial Paper
(Cost $295,866)		295,866

ASSET-BACKED SECURITIES – 1.1%

ABS Other – 0.1%

Volvo Financial Equipment LLC, Series 2015 1A, Class A1, 0.35%, 7/9/15 (1)(3)	4,000	4,000

Car Loan – 1.0%

Ford Credit Auto Owner Trust, Series 2014-C, Class A1, 0.23%, 5/1/15 (1)	21,780	21,780

Honda Auto Receivables Owner Trust, Series 2014-4, 0.22%, 6/6/15	18,947	18,947

Honda Auto Receivables Owner Trust, Series 2015-1, Class A1, 0.24%, 6/30/15	25,217	25,217

Hyundai Auto Receivables Trust, Series 2015-A, Class A1, 0.24%, 5/28/15	23,689	23,689
		89,633
Total Asset-Backed Securities
(Cost $93,633)		93,633

CERTIFICATES OF DEPOSIT – 34.3%

Banking – 34.3%

Bank of America N.A., 0.26%, 4/1/15	20,000	20,000

Bank of America N.A., New York Branch, 0.30%, 7/17/15	35,000	35,000
0.32%, 9/1/15	46,000	46,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 34.3% – continued

Banking – 34.3% – continued

Bank of Montreal, Chicago Branch, 0.22%, 4/10/15	$16,000	$16,000
0.30%, 6/8/15, FRCD (2)	56,000	56,000

Bank of Nova Scotia, Houston, 0.22%, 4/1/15, FRCD (2)	50,000	50,000
0.31%, 4/1/15, FRCD (2)	20,000	20,000
0.25%, 4/8/15, FRCD	20,000	20,000
0.26%, 4/8/15, FRCD (2)	45,000	45,000
0.26%, 5/5/15, FRCD (2)	57,000	57,000
0.32%, 6/11/15, FRCD (2)	45,000	45,000

Bank of Tokyo-Mitsubishi UFJ Ltd., 0.23%, 4/14/15	30,000	30,000
0.24%, 4/29/15	55,000	55,000
0.25%, 5/26/15	65,000	65,000

Canadian Imperial Bank of Commerce, 0.20%, 5/20/15	37,000	37,000

Citibank N.A., New York Branch, 0.25%, 4/24/15	35,000	35,000

Commonwealth Bank of Australia, London, 0.36%, 9/15/15	32,000	32,000

DNB Nor Bank ASA, New York Branch, 0.18%, 5/5/15	26,000	26,000
0.20%, 5/26/15	65,000	65,000

HSBC Bank PLC, London Branch, 0.31%, 6/17/15	24,000	24,000
0.32%, 6/26/15	41,000	41,003

JPMorgan Chase Bank N.A., 0.31%, 4/23/15, FRCD (2)	42,000	42,000
0.25%, 6/2/15	65,000	65,000

JPMorgan Chase Bank N.A., New York Branch, 0.29%, 4/17/15, FRCD	53,000	53,000

Mitsubishi UFJ Trust & Banking Corp., 0.26%, 4/7/15	32,000	32,000
0.25%, 6/26/15	16,000	16,000

National Australia Bank Ltd., London, 0.27%, 9/2/15	30,000	30,000

National Bank of Canada, New York, 0.35%, 8/19/15	39,000	39,000

Nordea Bank Finland PLC, New York, 0.23%, 5/20/15	42,000	42,000

Norinchukin Bank, New York Branch, 0.25%, 6/25/15	45,000	45,000

Oversea-Chinese Banking Corp. Ltd., 0.22%, 5/11/15	52,000	52,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 34.3% – continued

Banking – 34.3% – continued
0.21%, 5/28/15	$23,000	$23,000

Rabobank Nederland, London Branch, 0.21%, 4/22/15	59,000	59,000
0.20%, 5/5/15	42,000	42,000
0.21%, 5/8/15	70,000	70,000

Rabobank Nederland, New York Branch, 0.22%, 4/9/15, FRCD	47,000	47,000
0.30%, 9/1/15	45,000	45,000

Royal Bank of Canada, New York, 0.26%, 4/15/15, FRCD	20,000	20,000
0.30%, 6/18/15, FRCD (2)	45,000	45,000
0.27%, 7/6/15	85,000	85,000

Shizuoka Bank Ltd., New York, 0.24%, 4/1/15	34,000	34,000

Skandinaviska Enskilda Banken AB, New York, 0.18%, 4/23/15	65,000	65,000
0.20%, 5/13/15	46,000	46,000
0.27%, 7/24/15	40,000	40,000

State Street Bank & Trust Co., 0.31%, 4/7/15, FRCD (2)	33,000	33,000
0.25%, 4/22/15, FRCD (2)	50,000	50,000

Sumitomo Mitsui Bank, New York, 0.24%, 5/11/15	38,000	38,000

Sumitomo Mitsui Banking Corp., Brussels, 0.28%, 5/13/15	50,000	50,000
0.28%, 5/20/15	65,000	65,000

Sumitomo Mitsui Banking Corp., New York, 0.24%, 5/5/15	22,000	22,000

Sumitomo Mitsui Trust Bank Ltd. 0.26%, 4/13/15	28,000	28,000
0.23%, 5/26/15	52,000	52,000

Svenska Handelsbanken AB, New York, 0.19%, 4/13/15	60,000	60,000
0.19%, 6/22/15	27,000	27,000

Toronto Dominion Bank, New York Branch, 0.19%, 4/22/15	35,000	35,000
0.15%, 5/1/15	45,000	45,000
0.18%, 6/8/15	31,000	31,000
0.26%, 7/17/15	65,000	65,000
0.30%, 9/15/15	45,000	45,000
0.53%, 2/24/16	30,000	30,000

Toronto Dominion Bank, New York, 0.27%, 5/22/15, FRCD (2)	39,000	39,000
0.24%, 6/12/15	38,000	38,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 34.3% – continued

Banking – 34.3% – continued

US Bank N.A., Cincinnati, 0.16%, 4/28/15	$42,000	$42,000

Wells Fargo Bank N.A., 0.23%, 4/7/15	55,000	55,000
0.30%, 4/20/15, FRCD (2)	24,000	24,000
0.23%, 5/4/15	55,000	55,000
0.23%, 5/13/15	42,000	42,000
0.29%, 5/18/15, FRCD (2)	5,000	5,000
0.29%, 6/3/15, FRCD (2)	40,000	40,000
0.27%, 8/7/15	65,000	65,000

Wells Fargo Bank West N.A., 0.25%, 4/1/15, FRCD (2)	32,745	32,745
0.31%, 5/26/15, FRCD (2)	48,000	48,000

Westpac Banking Corp., New York, 0.27%, 5/26/15, FRCD	15,000	15,000
		3,033,748
Total Certificates of Deposit
(Cost $3,033,748)		3,033,748

COMMERCIAL PAPER – 8.2%

Automotive – 0.7%

Toyota Motor Credit Corp., 0.21%, 5/12/15	64,000	63,985

Banking – 4.1%

Australia and New Zealand Banking Group, 0.28%, 5/20/15 (1)(2)	58,000	58,000

DBS Bank Ltd., 0.18%, 4/28/15 (1)	32,000	31,996

Nordea Bank AB, 0.28%, 8/26/15 (1)	43,000	42,952

Oversea-Chinese Banking Corp., 0.21%, 4/1/15	59,000	59,000
0.18%, 4/28/15	24,000	23,997
0.28%, 6/16/15	26,000	25,985

PNC Bank N.A., 0.41%, 9/10/15	59,000	58,893

State Street Corp., 0.18%, 4/21/15	33,000	32,997

United Overseas Bank Ltd., 0.24%, 4/7/15 (1)	19,000	18,999
0.26%, 9/3/15 (1)(3)	13,000	12,985
		365,804

See Notes to the Financial Statements.

MONEY MARKET FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 8.2% – continued

Brokerage – 0.7%

JP Morgan Securities LLC, 0.30%, 7/22/15	$41,000	$40,962
0.30%, 8/3/15	20,000	19,979
		60,941

Finance Companies – 2.0%

General Electric Capital Corp., 0.08%, 4/1/15	26,000	26,000
0.20%, 4/7/15	31,000	30,999
0.28%, 8/5/15	60,000	59,941
0.25%, 8/7/15	17,000	16,985
0.30%, 9/28/15	45,000	44,932
		178,857

Food and Beverage – 0.3%

Coca-Cola (The) Co., 0.29%, 9/18/15	25,000	24,966

Foreign Agencies – 0.4%

Electricite De France S.A., 0.19%, 4/24/15 (1)	31,000	30,996
Total Commercial Paper
(Cost $725,549)		725,549

CORPORATE NOTES/BONDS – 4.5%

Automotive – 0.9%

American Honda Finance Corp., 0.25%, 4/7/15, FRN (2)	76,000	76,000

Banking – 1.9%

Bank of America N.A., 0.38%, 7/6/15, FRN (2)	50,000	50,000

Bank of Montreal, Chicago Branch, 0.40%, 5/12/15, FRN (2)	7,000	7,003

Bank of Nova Scotia, 1.65%, 10/29/15 (1)	12,622	12,711

Bank of Nova Scotia, Houston Branch, 0.40%, 4/2/15, FRN (2)	14,000	14,007

Canadian Imperial Bank of Commerce, 2.35%, 12/11/15	10,000	10,125

Commonwealth Bank of Australia, 1.46%, 6/16/15, FRN (1)	40,000	40,101

PNC Bank N.A., 0.80%, 1/28/16	10,000	10,021

Toronto Dominion Bank, 2.20%, 7/29/15 (1)(3)	7,000	7,042

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE NOTES/BONDS – 4.5% – continued

Banking – 1.9% – continued

Westpac Banking Corp., 3.00%, 12/9/15	$17,000	$17,287
		168,297

Finance Companies – 0.0%

General Electric Capital Corp., 1.00%, 12/11/15	2,000	2,008

Foreign Agencies – 1.1%

Export Development Canada, 0.19%, 4/1/15, FRN (1)(2)	31,000	31,000
0.16%, 4/13/15, FRN (1)(2)	40,000	40,000
0.13%, 4/20/15, FRN (2)	29,000	28,988
		99,988

Foreign Local Government – 0.2%

Province of Quebec Canada, 4.60%, 5/26/15	15,880	15,984

Retailers – 0.2%

Wal-Mart Stores, Inc. 5.32%, 6/1/15, FRN	20,000	20,172

Supranational – 0.2%

International Bank for Reconstruction & Development, 0.15%, 4/1/15, FRN (2)	19,000	18,997
Total Corporate Notes/Bonds
(Cost $401,446)		401,446

EURODOLLAR TIME DEPOSITS – 4.8%

Banking – 4.8%

Australia and New Zealand Banking Group, 0.05%, 4/1/15	82,000	82,000

Svenska Handelsbanken AB, Cayman Islands, 0.03%, 4/1/15	345,000	345,000
		427,000
Total Eurodollar Time Deposits
(Cost $427,000)		427,000

MEDIUM TERM NOTES – 0.4%

Banking – 0.2%

Royal Bank of Canada, 0.80%, 10/30/15	15,700	15,738

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MEDIUM TERM NOTES – 0.4% – continued

Finance Companies – 0.2%

General Electric Capital Corp., 1.00%, 1/8/16	$17,818	$17,891
Total Medium Term Notes
(Cost $33,629)		33,629

MUNICIPAL INVESTMENTS – 1.3%

California – 0.0%

California State Infrastructure & Economic Development Bank Taxable Revenue VRDB, Saddleback, (FHLB of San Francisco LOC), 0.18%, 4/9/15	775	775

California Statewide Communities Development Authority Revenue VRDB, Series C-T, Oakmont Stockton Project, (FHLB of San Francisco LOC), 0.25%, 4/9/15	495	495
		1,270

Idaho – 0.0%

Glacier 600 LLC, (U.S. Bank N.A. LOC), 0.11%, 4/9/15	2,975	2,975

Michigan – 0.3%

Michigan State Finance Authority School Loan Revolving Fund Adjustable TRB, (JPMorgan Chase Bank N.A. LOC), 0.10%, 4/9/15	25,000	25,000

New York – 0.5%

RBC Municipal Products, Inc. Trust Taxable Floater Notes, Series E-51, (Royal Bank of Canada LOC), 0.28%, 4/2/15 (1)(2)	17,270	17,270

Saratoga County IDA Taxable Revenue VRDB, (JPMorgan Chase Bank N.A. LOC), 0.11%, 4/9/15	25,360	25,360
		42,630

Oregon – 0.1%

Lincoln City Senior Living LLC and Lakeview Operations LLC Taxable Variable Rate Demand Senior Living Facility Revenue Bonds, (FHLB of San Francisco LOC), 0.31%, 4/9/15	11,550	11,550

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 1.3% – continued

Pennsylvania – 0.4%

Montgomery County Redevelopment Authority MFH Adjustable TRB, Series A-T1, Brookside Manor Project, (FNMA LOC), 0.18%, 4/9/15	$2,460	$2,460

Montgomery County Redevelopment Authority MFH Adjustable TRB, Series A-T1, Forge Gate Apartments Project, (FNMA LOC), 0.18%, 4/9/15	1,100	1,100

RBC Municipal Products, Inc. Trust Taxable Floating Revenue Notes, Series E-52, (Royal Bank of Canada LOC), 0.28%, 4/2/15 (1)(2)	26,590	26,590
		30,150

Washington – 0.0%

Washington State Housing Finance Commission MFH Taxable Revenue VRDB, Series B, Highlander Apartments Project, (FHLMC LOC), 0.13%, 4/9/15	1,350	1,350
Total Municipal Investments
(Cost $114,925)		114,925

U.S. GOVERNMENT AGENCIES – 11.2% (4)

Federal Farm Credit Bank – 3.1%

FFCB Discount Notes, 0.11%, 4/7/15	25,000	25,000
0.20%, 7/23/15	30,000	29,981
0.18%, 11/24/15	10,000	9,988

FFCB FRN, 0.18%, 4/1/15 (2)	42,000	42,000
0.21%, 4/1/15 (2)	6,000	6,000
0.17%, 4/2/15 (2)	40,000	39,992
0.13%, 4/14/15	16,000	16,000
0.14%, 4/15/15 (2)	25,000	24,997
0.15%, 4/19/15 (2)	25,000	24,999
0.16%, 4/22/15 (2)	22,000	21,996
0.19%, 4/30/15 (2)	28,000	28,008
		268,961

Federal Home Loan Bank – 6.5%

FHLB Bonds, 0.20%, 8/12/15	39,320	39,318
0.20%, 10/16/15	14,000	13,997
0.33%, 2/18/16	10,000	9,999

See Notes to the Financial Statements.

MONEY MARKET FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 11.2% (4) – continued

Federal Home Loan Bank – 6.5% – continued
0.34%, 3/9/16	$49,000	$48,992
0.34%, 3/14/16	40,000	39,991

FHLB Discount Notes, 0.07%, 4/6/15	58,000	57,999
0.08%, 5/22/15	27,000	26,997
0.08%, 5/27/15	30,000	29,996
0.10%, 6/1/15	40,000	39,994
0.11%, 6/19/15	30,000	29,993
0.10%, 7/15/15	30,000	29,992
0.18%, 11/19/15	15,000	14,983

FHLB FRN, 0.13%, 4/7/15 (2)	50,000	49,999
0.17%, 4/11/15 (2)	43,000	42,997
0.13%, 4/20/15 (2)	102,000	101,994
		577,241

Federal Home Loan Mortgage Corporation – 0.7%

FHLMC Discount Notes, 0.10%, 4/21/15	40,000	39,998
0.30%, 12/14/15	21,800	21,753
		61,751

Federal National Mortgage Association – 0.9%

FNMA FRN, 0.14%, 4/5/15 (2)	25,000	24,998
0.16%, 4/21/15 (2)	38,000	38,007
0.19%, 4/26/15 (2)	20,000	19,996
		83,001
Total U.S. Government Agencies
(Cost $990,954)		990,954

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 4.4%

U.S. Treasury Bills – 1.0%
0.29%, 4/2/15	$24,000	$23,930
0.22%, 12/10/15	25,000	24,962
0.27%, 1/7/16	41,000	40,915
		89,807

U.S. Treasury Floating Rate Notes – 3.4%
0.09%, 4/1/15 (2)	96,000	96,001
0.10%, 4/1/15 (2)	76,583	76,585
0.11%, 4/1/15 (2)	25,240	25,240
0.12%, 4/1/15 (2)	98,000	97,994
		295,820
Total U.S. Government Obligations
(Cost $385,627)		385,627

Investments, at Amortized Cost
($6,502,377)		6,502,377

REPURCHASE AGREEMENTS – 26.8%

Joint Repurchase Agreements – 0.9% (5)

Bank of America Securities LLC, dated 3/31/15, repurchase price $26,884 0.05%, 4/7/15	26,884	26,884

Morgan Stanley & Co., Inc., dated 3/31/15, repurchase price $26,885 0.10%, 4/7/15	26,885	26,885

Societe Generale, New York Branch, dated 3/31/15, repurchase price $26,885 0.15%, 4/7/15	26,885	26,885
		80,654

Repurchase Agreements – 25.9% (6)

Citigroup Global Markets, Inc., dated 3/31/15, repurchase price $216,057 0.14%, 4/1/15	216,056	216,056

Federal Reserve Bank of New York, dated 3/31/15, repurchase price $1,050,001 0.05%, 4/1/15	1,050,000	1,050,000

Federal Reserve Bank of New York, dated 3/31/15, repurchase price $300,011 0.09%, 4/7/15	300,000	300,000

Federal Reserve Bank of New York, dated 3/31/15, repurchase price $350,007 0.10%, 4/6/15	350,000	350,000

Goldman Sachs & Co., dated 3/31/15, repurchase price $55,023 0.41%, 7/4/15	55,000	55,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND continued	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 26.8% – continued

Repurchase Agreements – 25.9% (6) – continued

JP Morgan Clearing Corp., dated 3/31/15, repurchase price $80,019 0.20%, 4/7/15	$80,000	$80,000

JPMorgan Securities LLC, dated 3/31/15, repurchase price $100,043 0.43%, 6/30/15	100,000	100,000

Scotia Capital USA, Inc., dated 3/31/15, repurchase price $90,000 0.18%, 4/1/15	90,000	90,000

SG Americas Securities LLC, dated 3/31/15, repurchase price $45,000 0.16%, 4/1/15	45,000	45,000
		2,286,056
Total Repurchase Agreements
(Cost $2,366,710)		2,366,710

Total Investments – 100.3%
(Cost $8,869,087) (7)		8,869,087

Liabilities less Other Assets – (0.3)%		(24,494)
NET ASSETS – 100.0%		$8,844,593

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Trustees of Northern Funds.
(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	Restricted security has been deemed illiquid. At March 31, 2015, the value of these restricted illiquid securities amounted to approximately $24,027,000 or 0.3% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Toronto Dominion Bank, 2.20%, 7/29/15	3/10/15	$7,049

United Overseas Bank Ltd., 0.26%, 9/3/15	3/5/15	12,983

Volvo Financial Equipment LLC, Series 2015 1A, Class A1, 0.35%, 7/9/15	3/11/15	4,000

(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(5)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$8,625	0.75% – 3.63%	1/15/25 – 2/15/44
U.S. Treasury Notes	$73,633	0.13% – 2.38%	9/30/17 – 1/15/21
Total	$82,258

(6)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
Corporate Bonds	$398,375	0.00% – 7.70%	3/31/15 – 8/1/44
GNMA	$222,537	3.00% – 5.00%	3/20/30 – 3/20/45
U.S. Treasury Bonds	$1,050,002	4.38%	5/15/41
U.S. Treasury Notes	$650,012	2.00% – 3.63%	2/15/21 – 11/15/21
Total	$2,320,926

(7)	The cost for federal income tax purposes was $8,869,087.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2015:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Money Market Fund (1)	$–	$8,869,087	$–	$8,869,087

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015 there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6%

Alabama – 2.3%

Chatom Alabama IDB Gulf Opportunity Zone VRDB, Powersouth Energy Cooperative, (Natural Rural Utilities Cooperative Finance Corp. LOC), 0.17%, 4/9/15	$20,000	$20,000

Columbia Industrial Development Board PCR Refunding VRDB, Series B, Alabama Power Company Project, 0.03%, 4/1/15	12,000	12,000

Dothan Alabama Downtown Redevelopment Authority Revenue VRDB, Northside Mall Project, (Wells Fargo Bank N.A. LOC), 0.03%, 4/9/15	12,000	12,000

Mobile Industrial Development Board Adjustable PCR Bonds, 1st Series, Alabama Power Barry Plant, 0.03%, 4/1/15	6,000	6,000

Mobile Industrial Development Board of the City of Alabama Pollution Control Adjustable Revenue Bonds, Series C, Power Company Barry, 0.04%, 4/9/15	11,500	11,500

Mobile Industrial Development Board Pollution Control VRDB, Alabama Power Co.-Barry Plant, 0.32%, 10/1/15	20,000	20,000

Taylor-Ryan Improvement District No. 2 VRDB, Special Assessment, Improvement, (Wells Fargo Bank N.A. LOC), 0.03%, 4/9/15	10,300	10,300

Washington County Alabama IDA Revenue VRDB, Bay Gas Storage Co. Ltd. Project, (UBS A.G. LOC), 0.04%, 4/9/15	9,165	9,165

West Jefferson IDB PCR Refunding Bonds, Alabama Power Co. Project, 0.03%, 4/9/15	45,000	45,000
		145,965

Alaska – 0.7%

Alaska Housing Finance Corp. Revenue VRDB, State Capital Project, Series C, 0.01%, 4/9/15	45,700	45,700

Arizona – 0.9%

Arizona Board of Regents COPS, Floaters, Series 1918, (Wells Fargo & Co. Gtd.), 0.04%, 4/9/15 (1)(2)	25	25

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Arizona – 0.9% – continued

Arizona State Health Facilities Authority Revenue VRDB, Series G, Banner Health Project, (Wells Fargo Bank N.A. LOC), 0.02%, 4/9/15	$18,820	$18,820

Phoenix Arizona IDA Multifamily Housing Revenue Refunding VRDB, Southwest Village Apartments Project, (FNMA LOC), 0.04%, 4/9/15	9,000	9,000

Pima County Arizona IDA Multifamily Housing Revenue Refunding VRDB, Eastside Place Apartments Project, (FNMA LOC), 0.02%, 4/9/15	6,270	6,270

Salt River Arizona Project Agricultural Improvement & Power District Electric Revenue Bonds, Eagle 20060014, Class A, 0.02%, 4/9/15 (2)	8,700	8,700

Tucson Arizona IDA VRDB, Series 2002-A, Housing Family Housing Resource Projects, (FNMA LOC), 0.03%, 4/9/15	16,120	16,120
		58,935

California – 10.9%

California Health Facilities Financing Authority Revenue VRDB, Catholic Healthcare, Series H, (Wells Fargo Bank N.A. LOC), 0.01%, 4/9/15	2,000	2,000

California Infrastructure & Economic Development Bank Refunding Revenue VRDB, Series C, Pacific Gas & Electric, (Sumitomo Mitsui Banking Corp. LOC), 0.03%, 4/1/15	6,000	6,000

California Infrastructure & Economic Development Bank Revenue Refunding VRDB, Los Angeles Museum, Series A, (Wells Fargo Bank N.A. LOC), 0.01%, 4/1/15	4,445	4,445

California Infrastructure & Economic Development Bank Revenue VRDB, Pinewood School Project, (Comerica Bank LOC), 0.05%, 4/9/15	2,940	2,940

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

California – 10.9% – continued

California Pollution Control Financing Authority Adjustable Revenue Refunding Bonds, PCR Daily Paper, Pacific Gas & Electric, Series C, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/1/15	$7,500	$7,500

California Pollution Control Financing Authority Revenue Refunding Bonds, Pacific, Series E, (JPMorgan Chase Bank N.A. LOC), 0.01%, 4/1/15	36,100	36,100

California State G.O. Unlimited Revenue VRDB, Series A4, Kindergarten Project, (Citibank N.A. LOC), 0.01%, 4/1/15	1,100	1,100

California State G.O. Unlimited, Floating, Series C-4, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	11,540	11,540

California State School Cash Reserve Program Authority Revenue Notes, Series D, 2.00%, 6/30/15	7,355	7,389

California State School Cash Reserve Program Authority Revenue Notes, Series E, 2.00%, 6/30/15	23,145	23,252

California State School Cash Reserve Program Authority TRANS, Series A, 2.00%, 6/1/15	10,965	11,000

California Statewide Communities Development Authority Adjustable COPS, Covenant Retirement Communities, Inc., (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	11,900	11,900

California Statewide Communities Development Authority Corp. COPS VRDB, Covenant Retirement Communities, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	9,800	9,800

California Statewide Communities Development Authority Gas Supply Revenue VRDB, 0.02%, 4/9/15	47,300	47,300

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Encanto Homes Apartments, (FHLB of San Francisco LOC), 0.02%, 4/9/15	17,700	17,700

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

California – 10.9% – continued

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Pine View Apartments, Series A, (Citibank N.A. LOC), 0.02%, 4/9/15	$4,400	$4,400

California Statewide Communities Development Authority Multifamily Revenue VRDB, Varenna Assisted Living, (FHLB of San Francisco LOC), 0.02%, 4/9/15	3,600	3,600

California Statewide Communities Development Authority Revenue VRDB, Series 2005, University of San Diego, (Wells Fargo Bank N.A. LOC), 0.01%, 4/9/15	14,800	14,800

City of Carlsbad California Multifamily Housing Revenue Refunding VRDB, Santa Fe Ranch Apartments Project, (FHLMC LOC), 0.02%, 4/9/15	9,500	9,500

City of Fresno California Multifamily Housing Revenue Refunding VRDB, Heron Pointe Apartments, Series A, (FNMA LOC), 0.02%, 4/9/15	9,925	9,925

City of Los Angeles G.O. Unlimited TRANS, 1.50%, 6/25/15	53,000	53,171

City of Riverside Water Variable Revenue Refunding Bonds, Series A, 0.06%, 3/1/16	10,000	10,000

County of Los Angeles G.O. Unlimited TRANS, 1.50%, 6/30/15	20,000	20,068

County of Riverside Teeter Obligation Revenue Notes, Series D, 1.50%, 10/14/15	40,000	40,292

Daly City Housing Development Finance Agency Multifamily Revenue Refunding VRDB, Serramonte Del Ray, Series A, (FNMA LOC), 0.02%, 4/9/15	13,300	13,300

Golden Empire Schools Financing Authority Lease Revenue Floating Revenue Bonds, Variable Notes, Kern High School District, 0.22%, 5/1/15	12,120	12,120

See Notes to the Financial Statements.

MONEY MARKET FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

California – 10.9% – continued

Irvine Unified School District No. 09 Adjustable Special Tax Bank Bond, Community Facilities, (Sumitomo Mitsui Banking Corp. LOC), 0.01%, 4/9/15	$10,000	$10,000

Los Angeles Department of Water & Power Revenue VRDB, Subseries B-1, 0.02%, 4/9/15	13,900	13,900

Los Angeles Department of Water & Power Revenue VRDB, Subseries B6, 0.01%, 4/1/15	12,000	12,000

Los Angeles, California Department of Water & Power Revenue VRDB, Power Systems, Series A-8, 0.02%, 4/9/15	50,000	50,000

Metropolitan Water District of Southern California Revenue Refunding VRDB, Series D, 0.01%, 4/9/15	9,000	9,000

Mission Viejo Community Development Financing Authority Revenue VRDB, Mall Improvement Project, Series A, (MUFG Union Bank N.A. LOC), 0.02%, 4/9/15	9,400	9,400

Orange County California Apartment Development Adjustable Revenue Refunding Bonds, Larkspur Canyon Apartments, Series A, (FNMA LOC), 0.02%, 4/9/15	200	200

Sacramento Transportation Authority Measure A Sales Tax Revenue Refunding VRDB, Measure A, 0.02%, 4/9/15	20,000	20,000

San Francisco City & County Airports Community International Airport Revenue Refunding VRDB, Second Series 37C, (MUFG Union Bank N.A. LOC), 0.01%, 4/9/15	13,295	13,295

State of California Adjustable G.O. Unlimited Bonds, Series A-1, Kindergarten, (Citibank N.A. LOC), 0.01%, 4/1/15	18,225	18,225

State of California Department of Water Resources Municipal Interest Bearing CP, (Bank of Montreal Gtd.), 0.04%, 4/1/15	5,000	5,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

California – 10.9% – continued

State of California G.O. Unlimited VRDB, Series B, Subseries B-2, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.01%, 4/9/15	$19,050	$19,050

State of California G.O., Series A-3, (Bank of Montreal LOC), 0.01%, 4/1/15	25,500	25,500

State of California Revenue Anticipation Notes, 1.50%, 6/22/15	7,500	7,523

University of California Municipal CP VRDB, 0.01%, 4/9/15	28,765	28,765

University of California Municipal CP, 0.02%, 4/9/15	38,200	38,200

West Hills Community College District COPS VRDB, (MUFG Union Bank N.A. LOC), 0.02%, 4/9/15	7,500	7,500

Western Municipal Water District Facilities Authority Revenue Refunding Bonds, Series A, (MUFG Union Bank N.A. LOC), 0.02%, 4/9/15	3,500	3,500
		682,200

Colorado – 1.8%

Arapahoe County Colorado Multifamily Revenue Refunding VRDB, Series 2001, Rent Housing Hunters Run, (FHLMC LOC), 0.01%, 4/9/15	9,830	9,830

City of Colorado Springs Utilities System Revenue VRDB, System Improvement, Series A, 0.02%, 4/9/15	8,985	8,985

Colorado Educational & Cultural Facilities Authority Adjustable Revenue Bonds, Presentation School, (MUFG Union Bank N.A. LOC), 0.02%, 4/9/15	6,940	6,940

Colorado Educational & Cultural Facilities Authority Revenue Refunding VRDB, Nampa Christian Schools, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	4,305	4,305

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Colorado – 1.8% – continued

Colorado Health Facilities Authority Adjustable Revenue Bonds, Frasier Meadows Manor Project, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	$8,820	$8,820

Colorado Health Facilities Authority Revenue VRDB, Fraiser Meadows Community Project, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	6,000	6,000

Colorado Housing & Finance Authority Revenue VRDB, SFM, Series 1-A3, 0.02%, 4/9/15	8,355	8,355

Colorado State Educational & Cultural Facilities Authority Adjustable Revenue Refunding Bonds, Capital Christian Schools, (FHLB of San Francisco LOC), 0.02%, 4/9/15	9,450	9,450

Colorado State General Fund TRANS, Series A, 1.00%, 6/26/15	50,000	50,104

Pueblo County Development VRDB, El Pueblo Boys & Girls Project, (U.S. Bank N.A. LOC), 0.03%, 4/9/15	1,300	1,300
		114,089

Connecticut – 0.1%

Connecticut State Health & Educational Facilities Authority Revenue VRDB, Lawrence & Memorial Hospital, Series H, (TD Bank N.A. LOC), 0.02%, 4/9/15	6,000	6,000

District of Columbia – 1.1%

District of Columbia G.O. Unlimited TRANS, 1.50%, 9/30/15	46,000	46,316

District of Columbia Revenue VRDB, D.C. Preparatory Academy, (Manufacturers & Traders Trust Co. LOC), 0.07%, 4/9/15	4,520	4,520

District of Columbia Revenue VRDB, Henry J. Kaiser Foundation, 0.05%, 4/9/15	10,100	10,100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

District of Columbia – 1.1% – continued

District of Columbia Water & Sewer Authority Public Utility VRDB, Sub Lien, Subseries B-2, 0.02%, 4/9/15	$11,000	$11,000
		71,936

Florida – 4.8%

Capital Trust Agency Florida Housing Revenue VRDB, Series 2008-A, Atlantic Housing Foundation, (FNMA LOC), 0.02%, 4/9/15	12,200	12,200

Collier County Florida Health Facilities Authority Revenue VRDB, The Moorings, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	43,620	43,620

Eclipse Funding Trust, Florida, Revenue Bonds, Series 2006-0043, Solar Eclipse Certificates, (U.S. Bank N.A. LOC), 0.02%, 4/9/15 (2)	5,000	5,000

Escambia County Florida Health Facilities Authority Revenue Refunding VRDB, Azalea Trace, Inc., Series A, (TD Bank N.A. LOC), 0.02%, 4/1/15	1,250	1,250

Escambia County Florida Health Facilities Authority Revenue Refunding VRDB, Azalea Trace, Inc., Series B, (TD Bank N.A. LOC), 0.02%, 4/1/15	24,400	24,400

Florida Housing Finance Agency Revenue VRDB, (FNMA LOC), 0.02%, 4/9/15	8,500	8,500

Highlands County Health Facilities Authority Revenue Refunding VRDB, Hospital Adventist, Series 1-5, 0.02%, 4/9/15	30,125	30,125

Highlands County Health Facilities Authority Revenue VRDB, Hospital Adventist Health System, Series A, 0.02%, 4/9/15	42,770	42,770

Jacksonville Electric Systems Revenue VRDB, Series Three-B-2, 0.01%, 4/9/15	15,500	15,500

See Notes to the Financial Statements.

MONEY MARKET FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Florida – 4.8% – continued

Miami-Dade County Florida Educational Facilities Authority Revenue Bonds, (Wells Fargo & Co. Gtd.), 0.02%, 4/9/15 (2)	$15,000	$15,000

Orange County Florida Health Facilities Authority Revenue VRDB, Hospital Orlando Regional, (Branch Banking & Trust Co. LOC), 0.02%, 4/9/15	33,500	33,500

Orange County Florida Housing Financial Authority Multifamily Housing Revenue Refunding Bonds, Post Lake Apartments Project, (FNMA LOC), 0.02%, 4/9/15	28,000	28,000

Orange County Florida Multifamily Housing Finance Authority Revenue Refunding VRDB, Heather Glen, (FNMA LOC), 0.04%, 4/9/15	10,000	10,000

Orlando-Orange County Expressway Authority Revenue Refunding VRDB, Subseries B-1, (Bank of Montreal LOC), 0.03%, 4/9/15	26,500	26,500

State of Florida Board of Public Education G.O. Eagle-720050054-Class A, 0.02%, 4/9/15 (2)	7,000	7,000
		303,365

Georgia – 2.7%

Cordele Housing Authority Adjustable Revenue Bonds, (U.S. Treasury Escrowed), 0.35%, 12/15/15	23,650	23,650

DeKalb County Georgia Multifamily Housing Authority Revenue VRDB, Highland Place Apartments Project, (FHLMC LOC), 0.03%, 4/9/15	4,200	4,200

Gainesville & Hall County Development Authority Revenue VRDB, Senior Living Facility, Lanier Village, Series B, (TD Bank N.A. LOC), 0.02%, 4/1/15	11,300	11,300

Hinesville Housing Authority Multifamily Housing Adjustable Revenue Bonds, Harbor Square Apartments Project, (U.S. Treasury Escrowed), 0.35%, 7/1/15	15,969	15,969

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Georgia – 2.7% – continued

Main Street Natural Gas, Inc. Variable Revenue Bonds, Subseries A1, (Royal Bank of Canada Gtd.), 0.08%, 6/1/15	$30,000	$30,000

Main Street Natural Gas, Inc. Variable Revenue Bonds, Subseries A2, (Royal Bank of Canada Gtd.), 0.08%, 8/3/15	60,000	60,000

Marietta Georgia Housing Authority Adjustable Revenue Bonds, (FNMA LOC), 0.02%, 4/9/15	6,700	6,700

Monroe County Development Authority PCR VRDB, Oglethorpe Power Corp., (Bank of Montreal LOC), 0.03%, 4/9/15	10,600	10,600

Roswell Multifamily Housing Authority Revenue Refunding VRDB, Azalea Park Apartments, (FNMA LOC), 0.02%, 4/9/15	5,400	5,400
		167,819

Idaho – 1.0%

Idaho Housing & Finance Association Non-profit Facilities Revenue VRDB, Series 2008, College of Idaho Project, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	8,500	8,500

State of Idaho G.O. Unlimited TANS, 2.00%, 6/30/15	55,000	55,263
		63,763

Illinois – 9.5%

BB&T Municipal Trust G.O. Revenue VRDB, (Branch Banking & Trust Co. LOC), 0.04%, 4/9/15 (2)	16,345	16,345

Chicago G.O. Unlimited Refunding VRDB, Series B-3, (JPMorgan Chase Bank N.A. LOC), 0.04%, 4/9/15	22,865	22,865

Chicago Waterworks Refunding VRDB, Subseries 04-2, (State Street Bank & Trust Co. LOC), 0.02%, 4/9/15	18,500	18,500

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Illinois – 9.5% – continued

Chicago Waterworks Revenue VRDB, Subseries 2000-1, Second Lien, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	$8,500	$8,500

Chicago Waterworks Revenue VRDB, Subseries 2000-2, Second Lien, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	8,500	8,500

City of Chicago G.O. Unlimited VRDB, Series 21-B-5, Neighborhoods Alive, (Bank of New York Mellon LOC), 0.03%, 4/1/15	11,715	11,715

City of Chicago Illinois G.O. Refunding VRDB, Project Series D-1, (Bank of Montreal LOC), 0.03%, 4/1/15	13,600	13,600

City of Chicago Illinois Municipal CP, Series 02-D, (JPMorgan Chase Bank N.A. LOC), 0.03%, 4/1/15	24,965	24,965

City of Chicago Illinois, G.O. VRDB, Neighborhoods Alive 21, Series B-4, (Bank of New York Mellon LOC), 0.03%, 4/1/15	39,940	39,940

Illinois Development Finance Authority IDR VRDB, Institution Gas Technology Project, (BMO Harris Bank N.A. LOC), 0.09%, 4/9/15	800	800

Illinois Development Finance Authority Revenue VRDB, Evanston Northwestern, Series B, 0.02%, 4/1/15	24,225	24,225

Illinois Development Finance Authority Revenue VRDB, Mount Carmel High School Project, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	13,800	13,800

Illinois Development Finance Authority Revenue VRDB, North Shore Senior Center Project, (JPMorgan Chase Bank N.A. LOC), 0.04%, 4/9/15	7,000	7,000

Illinois Development Finance Authority Revenue VRDB, Wheaton Academy Project, (BMO Harris Bank N.A. LOC), 0.06%, 4/9/15	9,000	9,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Illinois – 9.5% – continued

Illinois Development Financial Authority Revenue VRDB, Series 2003, Jewish Council Youth Services, (BMO Harris Bank N.A. LOC), 0.09%, 4/9/15	$2,245	$2,245

Illinois Educational Facilities Authority Revenue VRDB, Aurora University, 0.04%, 4/9/15	13,200	13,200

Illinois Educational Facilities Authority Revenue VRDB, Series B, University of Chicago, 0.17%, 3/10/16	30,000	30,000

Illinois Educational Facilities Authority Revenue VRDB, The Adler Planetarium, (PNC Bank N.A. LOC), 0.02%, 4/9/15	6,000	6,000

Illinois Educational Facilities Authority Student Housing Revenue VRDB, IIT State, Series A, (BMO Harris Bank N.A. LOC), 0.06%, 4/9/15	26,500	26,500

Illinois Finance Authority Adjustable Revenue Bonds, Joan W & Irving B Dance Project, (PNC Bank N.A. LOC), 0.04%, 4/9/15	6,000	6,000

Illinois Finance Authority Revenue Bonds, Northwestern University, Subseries B, 0.02%, 4/9/15	24,400	24,400

Illinois Finance Authority Revenue Refunding VRDB, Presbyterian Home, (JPMorgan Chase Bank N.A. LOC), 0.04%, 4/9/15	9,120	9,120

Illinois Finance Authority Revenue VRDB, All Saints Catholic, (BMO Harris Bank N.A. LOC), 0.05%, 4/9/15	7,600	7,600

Illinois Finance Authority Revenue VRDB, Community Action Partnership, (Citibank N.A. LOC), 0.06%, 4/9/15	4,810	4,810

Illinois Finance Authority Revenue VRDB, Nazareth Academy Project, (PNC Bank N.A. LOC), 0.04%, 4/9/15	9,500	9,500

Illinois Multifamily Housing Development Authority Revenue VRDB, Alden Gardens Bloomingdale, (BMO Harris Bank N.A. LOC), 0.05%, 4/9/15	6,435	6,435

See Notes to the Financial Statements.

MONEY MARKET FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Illinois – 9.5% – continued

Illinois State Development Finance Authority Adjustable Revenue Bonds, Series A, Presbyterian Home, (JPMorgan Chase Bank N.A. LOC), 0.04%, 4/9/15	$10,500	$10,500

Illinois State Finance Authority Adjustable Revenue Bonds, Subseries C, Northwestern University, 0.01%, 4/9/15	28,600	28,600

Illinois State Finance Authority Revenue VRDB, Subseries C3B, Advocate Health, 0.13%, 7/16/15	3,000	3,000

Illinois State Finance Authority Revenue VRDB, University of Chicago Medical Center, Series E-1, (Wells Fargo Bank N.A. LOC), 0.01%, 4/1/15	10,000	10,000

Illinois State Toll Highway Authority Refunding VRDB, Series A-1A, (Assured Guaranty Municipal Corp. Insured), 0.03%, 4/9/15	24,000	24,000

Illinois State Toll Highway Authority Revenue Bonds, Series A, Senior Priority, (U.S. Treasury Escrowed), 4.13%, 7/1/15	19,000	19,187

Illinois State Toll Highway Authority Revenue Refunding VRDB, Series A-1B, (Assured Guaranty Municipal Corp. Insured), 0.04%, 4/9/15	64,350	64,350

Illinois State Toll Highway Authority Toll Highway Revenue VRDB, Series A-2D, (Royal Bank of Canada LOC), 0.03%, 4/9/15	6,800	6,800

Lisle Illinois Multifamily Housing Revenue Bonds, Ashley of Lisle Project, (FHLMC LOC), 0.04%, 4/9/15	26,525	26,525

Quad Cities Regional EDA Illinois Revenue Bonds, Augustana College, (BMO Harris Bank N.A. LOC), 0.02%, 4/9/15	14,100	14,100

University of Illinois COPS VRDB, Utility Infrastructure Projects, 0.03%, 4/9/15	10,200	10,200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Illinois – 9.5% – continued

University of Illinois Revenue Refunding VRDB, UIC South Campus Development, (JPMorgan Chase Bank N.A. LOC), 0.03%, 4/9/15	$7,400	$7,400

University of Illinois Revenue VRDB, Series 2008, Auxiliary Facilities Systems, 0.03%, 4/9/15	7,195	7,195
		597,422

Indiana – 6.2%

County of Tippecanoe Indiana Revenue VRDB, Faith Property, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	4,500	4,500

Indiana Bond Bank Advance Funding Program Fixed Revenue Notes, Series A, 2.00%, 1/5/16	10,000	10,135

Indiana Development Finance Authority Revenue Bonds, Archer-Daniels -Midland Co., 0.03%, 4/9/15	8,000	8,000

Indiana Finance Authority Environmental Revenue Refunding VRDB, Series A3, Duke Energy Industry Project, (Mizuho Bank Ltd. LOC), 0.02%, 4/9/15	15,425	15,425

Lawrenceburg PCR Refunding VRDB, Series I, Michigan Power Co. Project, (Bank of Nova Scotia LOC), 0.02%, 4/9/15	18,750	18,750

Posey County Economic Development Refunding Revenue Bonds, Midwest Fertilizer Co. Project, (U.S. Treasury Escrowed), 0.23%, 4/2/15	100,000	100,000

Posey County Economic Development Revenue Refunding Bonds, Midwest Fertilizer Corp., (U.S. Treasury Escrowed), 0.25%, 11/3/15	230,000	230,000
		386,810

Iowa – 1.1%

Iowa Finance Authority College Facilities Revenue VRDB, Drake University Project, (Wells Fargo Bank N.A. LOC), 0.03%, 4/1/15	885	885

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Iowa – 1.1% – continued

Iowa Finance Authority Economic Development Revenue VRDB, Series 2002, Iowa West Foundation Project, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	$3,120	$3,120

Iowa Finance Authority Health Facilities Revenue VRDB, Great River Medical Center Project, (JPMorgan Chase Bank N.A. LOC), 0.03%, 4/1/15	6,400	6,400

Iowa Higher Education Loan Authority College Facilities Revenue VRDB, Loras College Project, 0.03%, 4/1/15	12,050	12,050

Iowa Higher Education Loan Authority Revenue Refunding VRDB, Private College Facilities, Loras, (Bank of America N.A. LOC), 0.03%, 4/1/15	9,730	9,730

Iowa Higher Education Loan Authority Revenue VRDB, Private College, (Bank of America N.A. LOC), 0.03%, 4/1/15	2,500	2,500

Iowa Higher Education Loan Authority Revenue VRDB, Private College Des Moines, (BMO Harris Bank N.A. LOC), 0.03%, 4/1/15	4,900	4,900

Iowa State Finance Authority Midwestern Disaster Area Revenue VRDB, Archer Daniels Midland, 0.03%, 4/9/15	23,900	23,900

Urbandale Iowa IDR VRDB, Aurora Bus Park, (FHLB of Des Moines LOC), 0.02%, 4/9/15	7,900	7,900
		71,385

Kansas – 1.3%

City of Burlington Environmental Improvement Revenue Refunding VRDB, Series B, Kansas City Power and Lights Company Project, (JPMorgan Chase Bank N.A. LOC), 0.04%, 4/9/15	54,400	54,400

City of Olathe Health Facilities Revenue VRDB, Series B, Olathe Medical Center, (Bank of America N.A. LOC), 0.03%, 4/1/15	5,280	5,280

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Kansas – 1.3% – continued

Kansas State Development Finance Authority Multifamily Housing Revenue VRDB, Series B, Boulevard Apartments, (U.S. Bank N.A. LOC), 0.03%, 4/9/15	$19,000	$19,000
		78,680

Kentucky – 0.8%

City of Fort Mitchell Kentucky League of Cities Funding Trust Lease Program Revenue VRDB, Series A, (U.S. Bank N.A. LOC), 0.03%, 4/9/15	8,550	8,550

City of Hazard Appalachian Regional Healthcare Revenue BANS, 1.00%, 12/1/15	20,000	20,080

City of Pikeville Revenue Refunding BANS, 1.00%, 3/1/16	12,500	12,583

Morehead Kentucky League of Cities Revenue VRDB, Series A, Funding Trust Lease Program, (U.S. Bank N.A. LOC), 0.03%, 4/9/15	6,532	6,532
		47,745

Louisiana – 0.8%

Louisiana Public Facilities Authority Revenue VRDB, Coca-Cola Bottling Co. Project, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	24,000	24,000

Louisiana State Public Facilities Authority VRDB, Dynamic Fuels LLC Project, (Bank of America N.A. LOC), 0.02%, 4/1/15	26,250	26,250
		50,250

Maine – 0.2%

Maine Health & Higher Educational Facilities Authority Revenue VRDB, Bowdoin College, (JPMorgan Chase Bank N.A. LOC), 0.03%, 4/9/15	14,600	14,600

Maryland – 3.1%

Anne Arundel County Maryland Revenue VRDB, Key School Facility, (Manufacturers & Traders Trust Co. LOC), 0.02%, 4/9/15	8,125	8,125

See Notes to the Financial Statements.

MONEY MARKET FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Maryland – 3.1% – continued

Baltimore County Maryland Revenue VRDB, Maryvale Prep School Facility, (Manufacturers & Traders Trust Co. LOC), 0.07%, 4/9/15	$3,505	$3,505

Baltimore County Maryland Revenue VRDB, Notre Dame Preparatory School, (Manufacturers & Traders Trust Co. LOC), 0.05%, 4/9/15	3,440	3,440

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Pooled Loan Program, Series B, (TD Bank N.A. LOC), 0.02%, 4/9/15	20,100	20,100

Maryland Health & Higher Educational Facilities Authority Revenue VRDB, Adventist Healthcare, Series A, (MUFG Union Bank N.A. LOC), 0.02%, 4/9/15	33,500	33,500

Maryland Health & Higher Educational Facilities Authority Revenue VRDB, University of Maryland Medical System, Series E, (Bank of Montreal LOC), 0.04%, 4/9/15	20,000	20,000

Maryland Housing and Community Development Administration Revenue VRDB, Residential, Series F, (PNC Bank N.A. LOC), 0.02%, 4/9/15	10,975	10,975

Maryland State Community Development Administration Department Housing & Community Development Revenue VRDB, Series A, Multifamily Housing Development, (FHLMC LOC), 0.02%, 4/9/15	16,950	16,950

Maryland State Economic Development Corp. Revenue VRDB, Opportunity Builders Facility, (Manufacturers & Traders Trust Co. LOC), 0.07%, 4/9/15	5,325	5,325

Montgomery County Maryland Economic Development Revenue VRDB, Series 2004, Riderwood Village, Inc. Project, (Manufacturers & Traders Trust Co. LOC), 0.04%, 4/9/15	29,085	29,085

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Maryland – 3.1% – continued

Montgomery County Municipal Interest Bearing CP, 0.03%, 4/1/15	$25,000	$25,000

Washington Suburban Sanitary Commission G.O. Unlimited VRDB, BANS, Series B-2, 0.02%, 4/9/15	8,800	8,800

Washington Suburban Sanitary District Commission Variable G.O. Unlimited BANS, Series A, 0.02%, 4/9/15	7,900	7,900

Washington Suburban Sanitary District Commission Variable G.O. Unlimited BANS, Series B, 0.02%, 4/9/15	1,000	1,000
		193,705

Massachusetts – 1.5%

BB&T Municipal Trust Revenue Bonds, (Commonwealth of Massachusetts Insured), 0.02%, 4/9/15 (2)	16,195	16,195

Massachusetts State Development Finance Agency Revenue VRDB, Credit-Wilber School Apartments, (FHLB of Atlanta LOC), 0.02%, 4/9/15	5,090	5,090

Massachusetts State G.O. Limited RANS, Series A, 1.50%, 4/23/15	50,000	50,042

Massachusetts State G.O. Limited RANS, Series B, 1.50%, 5/28/15	25,000	25,054
		96,381

Michigan – 1.1%

Michigan Finance Higher Education Facilities Authority Limited Obligation Revenue VRDB, University, (JPMorgan Chase Bank N.A. LOC), 0.07%, 4/9/15	8,335	8,335

Michigan State Strategic Fund Limited Obligation Revenue Refunding VRDB, Series 2008, Consumers Energy Co., (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	10,200	10,200

Michigan State Strategic Fund Limited Obligation VRDB, CS Facilities LLC Project, (MUFG Union Bank N.A. LOC), 0.02%, 4/9/15	10,000	10,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Michigan – 1.1% – continued

Michigan State Strategic Fund Ltd. Obligation Revenue Bonds, Lansing St. Vincent Home Project, (Comerica Bank LOC), 0.02%, 4/9/15	$4,710	$4,710

Michigan State University Revenue VRDB, General Series A, 0.02%, 4/9/15	28,500	28,500

Michigan Strategic Fund Limited Obligation Revenue VRDB, Tubelite, Inc. Project, (Comerica Bank LOC), 0.03%, 4/9/15	10,000	10,000
		71,745

Minnesota – 2.1%

City of Edina Minnesota Multifamily Housing Revenue Refunding VRDB, Vernon Terrace Apartments Project, (FHLMC LOC), 0.02%, 4/9/15	5,705	5,705

City of Edina Multifamily Housing Revenue Refunding VRDB, Edina Park Plaza, (FHLMC LOC), 0.02%, 4/9/15	10,200	10,200

City of Minneapolis & St. Paul Housing & Redevelopment Authority Health Care Adjustable Revenue Bonds, Series A, Childrens Health Care Facilties, (Assured Guaranty Municipal Corp. Insured), 0.03%, 4/1/15	15,025	15,025

City of Minnetonka Multifamily Housing Revenue Refunding VRDB, Minnetonka Hills Apartments, (FNMA LOC), 0.03%, 4/9/15	3,865	3,865

Clipper Caraval Tax-Exempt Certificate Trust, Clipper Tax-Exempt Revenue Bonds, Series 2009-59, Minnesota, 0.02%, 4/9/15 (2)	25,900	25,900

Fridley Minnesota Senior Housing Refunding VRDB, Banfill Crossing, (FNMA LOC), 0.03%, 4/9/15	7,780	7,780

Minneapolis Minnesota Student Residence Revenue VRDB, Riverton Community Housing Project, (FHLB of Des Moines LOC), 0.03%, 4/9/15	6,145	6,145

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Minnesota – 2.1% – continued

Minnesota Agricultural & Economic Development Board Revenue VRDB, Evangelical Lutheran Project, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	$13,050	$13,050

Minnesota Higher Education Facilities Authority Revenue VRDB, Concordia University St. Paul, Series 6Q, (U.S. Bank N.A. LOC), 0.03%, 4/1/15	4,200	4,200

Oak Park Heights Minnesota Multifamily Revenue Refunding VRDB, Series 2005, Housing Boutwells Landing, (FNMA LOC), 0.03%, 4/9/15	10,510	10,510

RBC Municipal Products, Inc. Trust Revenue VRDB, (Royal Bank of Canada LOC), 0.02%, 4/9/15 (2)	30,000	30,000
		132,380

Mississippi – 1.1%

Mississippi Business Finance Corp. Commission Gulf Opportunity Zone Revenue VRDB, Series G, Chevron USA, (Chevron Corp. Gtd.), 0.02%, 4/1/15	35,800	35,800

Mississippi Business Finance Corp. Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Inc., Series I, (Chevron Corp. Gtd.), 0.01%, 4/1/15	25,630	25,630

Mississippi Hospital Equipment & Facilities Authority Revenue VRDB, North Mississippi, Series 1 – 12/10/08, 0.01%, 4/9/15	5,970	5,970
		67,400

Missouri – 2.4%

Kansas City IDA Multifamily Housing Revenue Refunding VRDB, Ethans Apartments Project, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	15,060	15,060

Kansas City Missouri IDA Multifamily Housing Revenue Refunding VRDB, Woodlands Partners Project, (FNMA LOC), 0.02%, 4/9/15	4,045	4,045

See Notes to the Financial Statements.

MONEY MARKET FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Missouri – 2.4% – continued

Missouri Development Finance Board Revenue VRDB, Missouri Association Municipal Utilities Lease, (U.S. Bank N.A. LOC), 0.03%, 4/1/15	$8,145	$8,145

Missouri State Health & Educational Facilities Authority Revenue VRDB, Pooled Hospital Freeman Health Systems, Series C, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	5,525	5,525

Missouri State Health & Educational Facilities Authority Revenue VRDB, Saint Louis Priory School Project, (U.S. Bank N.A. LOC), 0.04%, 4/9/15	800	800

Platte County Missouri IDA Multifamily Revenue Refunding Bonds, Wexford Place Project, (FHLMC LOC), 0.04%, 4/9/15	6,395	6,395

RBC Municipal Products, Inc. Trust Adjustable Revenue Bonds, Floater, Series E-47, (Royal Bank of Canada LOC), 0.02%, 4/9/15 (2)	49,995	49,995

RBC Municipal Products, Inc. Trust Revenue Bonds, Floater Certificates, Series E-40, Related to Missouri, (Royal Bank of Canada LOC), 0.02%, 4/9/15 (2)	18,000	18,000

St. Charles County Missouri IDA Revenue Refunding VRDB, Casalon Apartments Project, (FNMA Escrowed), 0.02%, 4/9/15	6,070	6,070

St. Charles County Missouri IDA Revenue Refunding VRDB, Country Club Apartments Project, (FNMA LOC), 0.02%, 4/9/15	21,000	21,000

St. Charles County Missouri IDA Revenue Refunding VRDB, Remington Apartments Project, (FNMA Escrowed), 0.02%, 4/9/15	12,700	12,700
		147,735

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Nebraska – 1.0%

Central Plains Gas Energy Project Revenue Bonds, Series 91TP, (Branch Banking & Trust Co. LOC), 0.03%, 4/9/15 (2)	$8,305	$8,305

Douglas County Hospital Authority No. 2 Revenue Refunding VRDB, Health Facilities Children’s, Series A, (U.S. Bank N.A. LOC), 0.03%, 4/1/15	13,420	13,420

Lancaster County Hospital Authority No. 1 Revenue Refunding VRDB, Series B-2, Bryanlgh Medical Center, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	4,005	4,005

Omaha Nebraska Public Power District Separate Electric Revenue Bonds, Omaha Power, Eagle-720053008-Class A, (Columbia Insurance Co. Insured), 0.03%, 4/9/15 (2)	27,760	27,760

Saline County Hospital Authority No. 1 Revenue Refunding VRDB, Series C, Bryanlgh Medical Center, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	8,045	8,045
		61,535

Nevada – 0.2%

Carson City Hospital Revenue VRDB, Series 2003-B, Carson-Tahoe Hospital Project, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	3,300	3,300

Carson City Nevada Hospital Revenue VRDB, Series 2003-B, Carson Tahoe Regional Medical Center, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	8,000	8,000
		11,300

New Hampshire – 1.0%

New Hampshire Business Finance Authority Revenue VRDB, Littleton Regional Hospital, (TD Bank N.A. LOC), 0.03%, 4/1/15	6,700	6,700

New Hampshire Health & Education Facilities Authority Revenue VRDB, Easter Seals New Hampshire, (FHLB of Boston LOC), 0.03%, 4/9/15	9,675	9,675

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

New Hampshire – 1.0% – continued

New Hampshire Health & Education Facilities Authority Revenue VRDB, Phillips Exeter Academy, 0.03%, 4/9/15	$25,000	$25,000

New Hampshire Higher Educational and Health Facilities Authority Revenue Bonds, Hunt Community Issue, (TD Bank N.A. LOC), 0.02%, 4/9/15	6,685	6,685

New Hampshire State Health & Education Facilities Authority Revenue VRDB, St. Anselm College, (FHLB of Boston LOC), 0.02%, 4/9/15	13,645	13,645
		61,705

New Jersey – 1.0%

BB&T Municipal Trust Adjustable Revenue Bonds, Floaters, Series 2019, (Branch Banking & Trust Co. LOC), 0.04%, 4/9/15 (2)	21,575	21,575

BB&T Municipal Trust Revenue Bonds, Series 2047, 0.04%, 4/9/15 (2)	325	325

Hudson County Improvement Authority Gtd. Pooled Revenue Notes, Series T-1, (Hudson County, New Jersey Insured), 1.00%, 5/13/15	7,000	7,006

Nuveen New Jersey Dividend Advantage Municipal Fund VRDP, 0.10%, 4/9/15 (2)	10,000	10,000

Township of Toms River G.O. Unlimited Refunding Notes, 1.25%, 12/18/15	20,876	21,010
		59,916

New Mexico – 0.3%

New Mexico State Hospital Equipment Loan Council Revenue VRDB, Presbyterian Healthcare, 0.04%, 4/9/15	15,900	15,900

New York – 9.9%

BB&T Municipal Trust Revenue VRDB, (Branch Banking & Trust Co. LOC), 0.09%, 4/9/15 (2)	12,265	12,265

City of New York Adjustable G.O. Unlimited Bonds, Subseries I-6, (Bank of New York Mellon LOC), 0.01%, 4/1/15	8,200	8,200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

New York – 9.9% – continued

City of New York G.O. Unlimited VRDB, Subseries H-4, (Bank of New York Mellon LOC), 0.01%, 4/1/15	$16,500	$16,500

City of New York G.O., Subseries I-8, 0.03%, 4/1/15	4,110	4,110

Long Island Power Authority Revenue Bonds, Series 2010A, (U.S. Treasury Escrowed), 5.00%, 5/1/15	5,300	5,321

Metropolitan Transportation Authority Dedicated Tax Fund Refunding VRDB, Series A-1, (Royal Bank of Canada LOC), 0.01%, 4/1/15	14,900	14,900

Metropolitan Transportation Authority New York Revenue VRDB, Subseries E-3, (PNC Bank N.A. LOC), 0.02%, 4/1/15	13,550	13,550

Monroe County New York Industrial Development Agency Revenue VRDB, Margaret Woodbury Strong, (Manufacturers & Traders Trust Co. LOC), 0.02%, 4/9/15	27,095	27,095

New York City Adjustable G.O. Unlimited Bonds, Subseries D-3-B, (Royal Bank of Canada LOC), 0.01%, 4/1/15	20,100	20,100

New York City Municipal Finance Authority Water & Sewer System Adjustable Revenue Bonds,Series CC-1, Second Generation Resolution, 0.03%, 4/1/15	330	330

New York City Municipal Water Finance Authority & Sewer System VRDB, Second General Resolution, 0.01%, 4/1/15	30,000	30,000

New York City Municipal Water Finance Authority Water & Sewer System Adjustable Revenue Bonds, 2nd General Resolution, 0.03%, 4/1/15	65,300	65,300

New York City New York IDA Civic Facilities Revenue VRDB, Sephardic Community Youth Center, (Manufacturers & Traders Trust Co. LOC), 0.07%, 4/9/15	2,380	2,380

See Notes to the Financial Statements.

MONEY MARKET FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

New York – 9.9% – continued

New York City Transitional Finance Authority Future Tax Secured Adjustable Revenue Bonds, 0.01%, 4/1/15	$24,100	$24,100

New York City Transitional Finance Authority Future Tax Secured Adjustable Revenue Subordinate Bonds, Series D3 0.03%, 4/1/15	31,900	31,900

New York City Water Finance Authority & Sewer System VRDB, Second General Resolution, 0.03%, 4/1/15	29,550	29,550

New York Mortgage Agency Homeowner Revenue VRDB, Series 159, 0.03%, 4/9/15	30,000	30,000

New York State Dormitory Authority Revenue Non-State Supported Debt VRDB, Samaritan Medical Center, (HSBC Bank USA N.A. LOC), 0.02%, 4/9/15	8,315	8,315

New York State Dormitory Authority Revenues Non State Supported Debt Revenue VRDB, FFT Senior Communities, Inc., (HSBC Bank USA N.A. LOC), 0.02%, 4/9/15	2,800	2,800

New York State Energy Research & Development Authority Revenue Bonds, Subseries A-4, (Bank of Nova Scotia LOC), 0.02%, 4/9/15	15,000	15,000

New York State Housing Finance Agency Revenue VRDB, 175 West 60th Street, Series A-2, (Manufacturers & Traders Trust Co. LOC), 0.03%, 4/9/15	20,000	20,000

New York State Housing Finance Agency Revenue VRDB, 33 Bond Street, (Manufacturers & Traders Trust Co. LOC), 0.02%, 4/9/15	6,450	6,450

New York State Housing Finance Agency Revenue VRDB, 606 W 57Th Street, (Wells Fargo Bank N.A. LOC), 0.02%, 4/9/15	4,000	4,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

New York – 9.9% – continued

New York State Housing Finance Agency Revenue VRDB, Affordable Housing, Clinton Park Phase II, (Wells Fargo Bank N.A. LOC), 0.02%, 4/9/15	$15,000	$15,000

New York State Housing Finance Agency Revenue VRDB, Gotham West Housing, Series A-2, (Wells Fargo Bank N.A. LOC), 0.01%, 4/9/15	10,100	10,100

New York State Housing Finance Agency Revenue VRDB, Maestro W Chelsea Housing, (Wells Fargo Bank N.A. LOC), 0.02%, 4/9/15	17,000	17,000

New York State Housing Finance Agency Revenue VRDB, Series A, 855 Sixth Avenue Housing, (Wells Fargo Bank N.A. LOC), 0.02%, 4/9/15	7,500	7,500

New York State Housing Finance Agency Revenue VRDB, Series A, Riverside Center, (Bank of America N.A. LOC), 0.02%, 4/9/15	24,700	24,700

New York State Housing Finance Agency Revenue VRDB, Series A-1, Riverside Center 2 Housing, (Bank of America N.A. LOC), 0.20%, 4/9/15	17,000	17,000

New York State Housing Finance Agency Revenue VRDB, Series A-2, Riverside Center 2 Housing, (Bank of America N.A. LOC), 0.02%, 4/9/15	5,200	5,200

New York State Housing Finance Agency Revenue VRDB, West 30th Street Housing, Series A-2, (Wells Fargo Bank N.A. LOC), 0.02%, 4/9/15	16,700	16,700

New York State Housing Finance Agency Revenue VRDB, West Chelsea, Series A, (Wells Fargo Bank N.A. LOC), 0.02%, 4/9/15	29,000	29,000

Onondaga County New York Industrial Development Agency Civic Facilities Revenue VRDB, Syracuse Research Corp. Project, (Manufacturers & Traders Trust Co. LOC), 0.07%, 4/9/15	6,060	6,060

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

New York – 9.9% – continued

Town of Niagara New York Area Development Corp. Revenue VRDB, Niagara Falls Memorial, (HSBC Bank USA N.A. LOC), 0.02%, 4/9/15	$7,020	$7,020

Town of North Hempstead G.O. Limited Bonds Anticipatory Notes, Series C, 0.50%, 10/2/15	24,740	24,771

Western Asset Intermediate Municipals Fund, Inc. VRDP, Series 1 (AMT), 0.11%, 4/9/15 (2)	35,100	35,100

Western Asset Municipal Partners Fund, Inc. VRDP, Series 1, 0.11%, 4/9/15 (2)	12,600	12,600
		619,917

North Carolina – 3.3%

BB&T Municipal Trust Floaters, Series 1038, 0.19%, 4/9/15 (2)	4,265	4,265

City of Raleigh North Carolina COPS VRDB, Series B, Downtown, 0.02%, 4/9/15	35,500	35,500

Forsyth County North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue VRDB, Recreation Facilities-YMCA Winston, (Branch Banking & Trust Co. LOC), 0.02%, 4/9/15	1,310	1,310

Guilford County North Carolina G.O. VRDB, 0.01%, 4/9/15	3,900	3,900
0.03%, 4/9/15	18,055	18,055

North Carolina Capital Facilities Finance Agency Revenue VRDB, YMCA of Greater Charlotte Project, Series A, (Branch Banking & Trust Co. LOC), 0.02%, 4/9/15	4,225	4,225

North Carolina Capital Facilities Financial Agency Educational Facilities Revenue VRDB, Rocky Mountain Preparatory School, (Branch Banking & Trust Co. LOC), 0.02%, 4/9/15	5,200	5,200

North Carolina Capital Recreational Facilities Finance Agency Revenue VRDB, YMCA Greater Charlotte Project, Series B, (Branch Banking & Trust Co. LOC), 0.02%, 4/9/15	11,060	11,060

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

North Carolina – 3.3% – continued

North Carolina Medical Care Commission Health Care Facilities Revenue VRDB, Series B, Wakemed, (Wells Fargo Bank N.A. LOC), 0.02%, 4/9/15	$9,400	$9,400

North Carolina Medical Care Commission Hospital Revenue VRDB, Moses Cone Health System, Series A, 0.05%, 4/9/15	25,600	25,600

North Carolina State Capital Facilities Finance Agency Adjustable Revenue Bonds, Eagle-20140051 Class A, 0.03%, 4/9/15 (2)	8,000	8,000

North Carolina State Medical Care Commission Hospital Revenue VRDB, Moses Cone Health System, Series B, 0.03%, 4/1/15	31,400	31,400

Raleigh Durham North Carolina Airport Authority Revenue Refunding VRDB, Series C, (Royal Bank of Canada LOC), 0.02%, 4/9/15	12,710	12,710

University of North Carolina at Chapel Hill Revenue Bonds, Eagle 720053014, Class A, 0.03%, 4/9/15 (2)	5,800	5,800

Winston-Salem North Carolina Water & Sewer System Revenue VRDB, Series B, 0.02%, 4/9/15	28,300	28,300
		204,725

North Dakota – 0.4%

City of Devils Lake Multifamily Housing Adjustable Revenue Bonds, (U.S. Treasury Escrowed), 0.35%, 12/15/15	8,645	8,645

North Dakota Rural Water Finance Corporation Public Projects Construction Revenue Notes, Series C, 1.00%, 4/1/16	9,250	9,314

North Dakota State Rural Water Finance Corp. Public Projects Construction Revenue Notes, Series B3, 1.00%, 5/1/15	4,500	4,503
		22,462

Ohio – 0.9%

Cleveland Ohio Airport System Revenue VRDB, Series D, (Bank of America N.A. LOC), 0.03%, 4/9/15	8,600	8,600

See Notes to the Financial Statements.

MONEY MARKET FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Ohio – 0.9% – continued

Cleveland-Cuyahoga County Port Authority Cultural Facilities Revenue VRDB, Series C, Museum of Art Project, 0.02%, 4/9/15	$4,900	$4,900

County of Franklin Ohio Health Care Facilities Revenue VRDB, Ohio Presbyterian, Series A, (PNC Bank N.A. LOC), 0.02%, 4/9/15	2,850	2,850

Montgomery County Ohio Economic Development Revenue VRDB, The Dayton Art Institute, (U.S. Bank N.A. LOC), 0.03%, 4/9/15	4,800	4,800

Nuveen Ohio Quality Income Municipal Fund VRDP, Series 1-1480, 0.11%, 4/9/15 (2)	16,000	16,000

Ohio State Air Quality Development Authority Refunding VRDB, AEP Generation Resources, (Mizuho Bank Ltd. LOC), 0.02%, 4/9/15	12,000	12,000

State of Ohio G.O., Common Schools, Series B, 0.02%, 4/9/15	4,700	4,700
		53,850

Oregon – 0.5%

Oregon Health & Science University Revenue VRDB, Series B-2, (MUFG Union Bank N.A. LOC), 0.03%, 4/9/15	8,200	8,200

Oregon State Facilities Authority Revenue VRDB, Series B, Quatama Crossing Housing, (FNMA LOC), 0.05%, 4/9/15	9,900	9,900

Oregon State Health Housing Educational & Cultural Facilities Authority Revenue VRDB, The Evangelical Lutheran, (U.S. Bank N.A. LOC), 0.06%, 4/9/15	1,400	1,400

Oregon State Health, Housing, Educational & Cultural Facilities Authority Revenue Bonds, Assumption Village Project, Series A, (MUFG Union Bank N.A. LOC), 0.03%, 4/9/15	2,760	2,760

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Oregon – 0.5% – continued

State of Oregon G.O. Limited TANS, Series A, 2.00%, 6/15/15	$10,000	$10,039
		32,299

Pennsylvania – 4.6%

Allegheny County IDA Revenue VRDB, Education Center Watson, (PNC Bank N.A. LOC), 0.02%, 4/9/15	4,300	4,300

BB&T Municipal Trust Revenue Bonds, (Branch Banking & Trust Co. LOC), 0.06%, 4/9/15 (2)	29,530	29,530

Butler County IDA Pennsylvania Revenue Refunding VRDB, Concordia Lutheran, Series A, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	14,395	14,395

Butler County Pennsylvania Industrial Development Authority Revenue VRDB, Concordia Lutheran, Series A, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	9,235	9,235

City of Philadelphia Gas Works Revenue Refunding Bonds, 8th, Series E, (PNC Bank N.A. LOC), 0.02%, 4/9/15	40,200	40,200

Haverford Township Pennsylvania G.O., School District, (TD Bank N.A. LOC), 0.02%, 4/9/15	7,600	7,600

Lancaster Pennsylvania IDA Revenue VRDB, Mennonite Home Project, (Manufacturers & Traders Trust Co. LOC), 0.07%, 4/9/15	6,600	6,600

Lower Merion School District G.O. Limited VRDB, Capital Project, Series A, (State Street Bank & Trust Co. LOC), 0.02%, 4/9/15	11,275	11,275

Lower Merion School District VRDB, Series A-1, Capital Project, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	9,300	9,300

Montgomery County IDA Revenue VRDB, Acts Retirement Life Community, (TD Bank N.A. LOC), 0.02%, 4/1/15	2,025	2,025

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Pennsylvania – 4.6% continued

Pennsylvania Housing Financial Agency Multifamily Revenue VRDB, Series 2008, Special Limited Obligation, Foxwood, (FHLMC LOC), 0.02%, 4/9/15	$3,200	$3,200

Pennsylvania State Housing Finance Agency Multifamily Adjustable Revenue Bonds, Series A, Special Limited Obligation, RHI Portfolio, (U.S. Treasury Escrowed), 0.35%, 1/15/16	16,070	16,070

Pennsylvania State Turnpike Commission Registration Fee Refunding VRDB, Series B, (Assured Guaranty Municipal Corp. Insured), 0.02%, 4/9/15	12,500	12,500

Pennsylvania State Turnpike Commission Registration Fee Refunding VRDB, Series D, (Assured Guaranty Municipal Corp. Insured), 0.03%, 4/9/15	20,000	20,000

RBC Municipal Products, Inc. Trust Floater Revenue Bonds, Series I-33, (Royal Bank of Canada LOC), 0.09%, 4/9/15 (2)	11,995	11,995

School District Of Philadelphia G.O. Unlimited Refunding VRDB, Series G, (PNC Bank N.A. LOC), 0.02%, 4/9/15	70,000	70,000

Southcentral Pennsylvania General Authority Revenue VRDB, Hanover Lutheran Village Project, (Manufacturers & Traders Trust Co. LOC), 0.07%, 4/9/15	7,570	7,570

University of Pittsburgh of The Commonwealth System of Higher Education Asset Revenue Notes, 2.00%, 7/22/15	10,000	10,058

West Cornwall Pennsylvania Township Municipal Authority Revenue VRDB, Series 2006, Senior Living Facility Lebanon Valley, (PNC Bank N.A. LOC), 0.02%, 4/9/15	3,660	3,660
		289,513

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS –103.6% – continued

Rhode Island – 0.4%

Rhode Island Health & Educational Building Corp. Higher Education Facility Revenue Refunding VRDB, Roger Williams University, Series A, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	$15,025	$15,025

Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue Refunding VRDB, Bryant University, (TD Bank N.A. LOC), 0.02%, 4/9/15	11,815	11,815
		26,840

South Carolina – 0.5%

Eclipse Funding Trust, G.O., Series 2006-0152, Solar Eclipse, Spartan, (U.S. Bank N.A. LOC), 0.02%, 4/9/15 (2)	10,320	10,320

South Carolina Jobs EDA Hospital Revenue VRDB, Oconee Memorial Hospital, Inc., (Wells Fargo Bank N.A. LOC), 0.02%, 4/9/15	8,400	8,400

South Carolina State Housing Finance & Development Authority Multifamily Revenue VRDB, Rental Franklin Square, (FHLMC LOC), 0.02%, 4/9/15	9,800	9,800

South Carolina State Housing Financial & Development Authority Multifamily Revenue VRDB, Rental Housing Brookside Apartments, (FHLMC LOC), 0.02%, 4/9/15	4,700	4,700
		33,220

South Dakota – 0.2%

South Dakota Health & Educational Facilities Authority Revenue VRDB, Sioux Valley Hospitals & Health, Series C, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	13,745	13,745

Tennessee – 0.9%

Blount County Tennessee Public Building Authority Revenue VRDB, Series E-5-B, Local Government Public Improvement, (Branch Banking & Trust Co. LOC), 0.02%, 4/9/15	4,685	4,685

See Notes to the Financial Statements.

MONEY MARKET FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Tennessee – 0.9% – continued

Metropolitan Government Nashville & Davidson County Tennessee IDB Revenue VRDB, Multifamily Housing, Arbor Knoll, (FNMA LOC), 0.02%, 4/9/15	$13,400	$13,400

Sevier County Tennessee Public Building Authority VRDB, Local Government Public Improvement, (Branch Banking & Trust Co. LOC), 0.02%, 4/9/15	13,395	13,395

Shelby County Tennessee Health Educational & Housing Facilities Board Multifamily Housing Revenue VRDB, Gateway Projects, (FNMA LOC), 0.03%, 4/9/15	5,575	5,575

Tennessee State Energy Acquisition Corp. Gas Revenue Floaters, (Branch Banking & Trust Co. LOC), 0.03%, 4/9/15 (2)	20,510	20,510
		57,565

Texas – 12.6%

Austin Texas Water & Wastewater System Revenue Refunding VRDB, 0.01%, 4/9/15	9,400	9,400

BB&T Municipal Trust Adjustable Revenue Bonds, Floaters, Series 2010, 0.05%, 4/9/15 (2)	10,135	10,135

BB&T Municipal Trust Revenue VRDB, Series 2022, Floaters, (Branch Banking & Trust Co. LOC), 0.03%, 4/9/15 (2)	1,695	1,695

BB&T Municipal Trust Various States Revenue Bonds, Floaters, Series 2043, 0.05%, 4/9/15 (2)	1,280	1,280

Bexar County Health Care Facilities Development Corp. Adjustable Revenue Bonds, Series A, El Centro Del Barrio Project, (JPMorgan Chase Bank N.A. LOC), 0.05%, 4/9/15	9,715	9,715

Capital Area Housing Finance Corp. Texas Revenue VRDB, Encino Pointe Apartments, (FHLMC LOC), 0.02%, 4/9/15	15,275	15,275

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Texas – 12.6% – continued

Carroll Texas Independent School District G.O. Bonds, School Building, (Texas Permanent School Fund Program Guaranty Insured), 0.02%, 4/9/15	$8,000	$8,000

City of Houston Revenue TRANS, 1.00%, 6/30/15	35,000	35,077
5.00%, 6/30/15	12,500	12,651

Clipper Caraval Tax-Exempt Certificate Trust, Clipper Tax-Exempt 23, Revenue Bonds, Series 2009-52, Texas, 0.02%, 4/9/15 (2)	20,000	20,000

Denton Texas Independent School District G.O. VRDB, School Building, Series B, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.04%, 4/9/15	15,000	15,000

Eclipse Funding Trust, Texas, G.O., Series 2007-0080, Solar Eclipse, (U.S. Bank N.A. LOC), 0.02%, 4/9/15 (2)	10,285	10,285

Eclipse Funding Trust, Waco Texas, Revenue Bonds, Series 2007-0040, Solar Eclipse, (U.S. Bank N.A. LOC), 0.02%, 4/9/15 (2)	21,125	21,125

Harris County Cultural Education Facilities Finance Corp. Revenue VRDB, Methodist Hospital, Subseries C-1, 0.04%, 4/1/15	21,365	21,365

Harris County Cultural Education Facilities Finance Corp. Revenue VRDB, Subseries C-2, Methodist Hospital, 0.04%, 4/1/15	17,880	17,880

Harris County Texas Hospital District Revenue Refunding VRDB, Senior Lien, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	18,330	18,330

Mesquite Independent School District G.O. VRDB, School Building, Series A, (Texas Permanent School Fund Program Guaranty Insured), 0.04%, 4/9/15	845	845

Northwest Texas Independent School District G.O. VRDB, (Texas Permanent School Fund Program Guaranty Insured), 0.04%, 4/9/15	2,760	2,760

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Texas – 12.6% – continued

Nueces County Health Facilities Development Corp. Revenue VRDB, Series A, Driscoll Children’s Foundation, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	$9,800	$9,800

Port Arthur Navigation District Industrial Development Corp. Exempt Facilities Revenue VRDB, Total Petrochemicals, Series A, (Total S.A. Gtd.), 0.03%, 4/9/15	60,865	60,865

Port of Arthur Navigation District Industrial Development Corp. Exempt Facilites Revenue VRDB, Total Petrochemicals, (Total S.A. Gtd.), 0.03%, 4/9/15	10,000	10,000

Port of Arthur Texas Navigation District Industrial Development Corp. Exempt Facilities Revenue VRDB, Total Petrochemicals, Series B, (Total S.A. Gtd.), 0.03%, 4/9/15	5,000	5,000

Port of Port Arthur Navigation District Exempt Facilities Revenue VRDB, Total Petrochemicals Project, (Total S.A. Gtd.), 0.03%, 4/9/15	20,000	20,000

Port of Port Arthur Texas Navigation District Exempt Facilities Revenue VRDB, Total Petrochemicals USA, (Total S.A. Gtd.), 0.03%, 4/9/15	12,900	12,900

RBC Municipal Products, Inc. Trust Revenue VRDB, Floaters, (Royal Bank of Canada LOC), 0.02%, 4/9/15 (2)	10,000	10,000

RBC Municipal Products, Inc. Trust Revenue VRDB, Series E-18, (Royal Bank of Canada LOC), 0.02%, 4/9/15 (2)	50,000	50,000

State of Texas G.O. VRDB, Series A, 0.04%, 4/9/15	7,645	7,645

State of Texas G.O. VRDB, Veterans, Series A, (Sumitomo Mitsui Banking Corp. LOC), 0.02%, 4/9/15	13,500	13,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Texas – 12.6% – continued

State of Texas G.O. VRDB, Veterans, Series B, (Texas State LOC), 0.02%, 4/9/15	$30,900	$30,900

State Of Texas, G.O. Unlimited VRDB, Veterans, Series A, 0.02%, 4/9/15	81,120	81,120

Tarrant County Cultural Education Facilities Finance Corp. Revenue Refunding VRDB, Christus Health, Series C-4, (Bank of Montreal LOC), 0.02%, 4/9/15	5,340	5,340

Tarrant County Multifamily Housing Financial Corp. Revenue VRDB, Series 2003, Housing Gateway Apartments, (FNMA LOC), 0.02%, 4/9/15	7,550	7,550

Tarrant County Texas Cultural Educational Finance Corp. Retirement Facilities Revenue VRDB, Northwest Edgemere Project, (Bank of America N.A. LOC), 0.03%, 4/9/15	17,240	17,240

Texas Department Multifamily Housing & Community Affairs Revenue VRDB, Woodmont Apartments, (FHLMC LOC), 0.02%, 4/9/15	14,555	14,555

Texas State G.O. Unlimited TRANS, 1.50%, 8/31/15	130,000	130,739

Texas State G.O. Unlimited VRDB, Series B, Veterans, 0.04%, 4/9/15	52,400	52,400

Texas State G.O. Unlimited VRDB, Series D, Veterans, 0.04%, 4/9/15	20,000	20,000
		790,372

Utah – 0.3%

Utah Housing Corp. Multifamily Revenue VRDB, Florentine Villas, Series A, (FHLMC LOC), 0.02%, 4/9/15	18,880	18,880

Virginia – 0.9%

Alexandria IDA Revenue Refunding VRDB, Goodwin House, (Wells Fargo Bank N.A. LOC), 0.02%, 4/1/15	6,800	6,800

See Notes to the Financial Statements.

MONEY MARKET FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Virginia – 0.9% – continued

Hampton Virginia Redevelopment & Housing Authority Multifamily Housing Revenue Refunding VRDB, Hampton Center Apartments Project, (FHLMC LOC), 0.02%, 4/9/15	$13,310	$13,310

Lynchburg IDA Revenue Refunding VRDB, Hospital Centra Health, Series E, (FHLB of Atlanta LOC), 0.03%, 4/9/15	5,400	5,400

Lynchburg Virginia IDA Revenue Refunding VRDB, Hospital Centra Health, (FHLB of Atlanta LOC), 0.03%, 4/9/15	6,400	6,400

Nuveen Virginia Premium Income Municipal Fund VRDP, 0.11%, 4/9/15 (2)	25,000	25,000
		56,910

Washington – 0.9%

Clipper Caraval Tax-Exempt Certificate Trust, Clipper Tax-Exempt, Revenue Bonds, Series 2009-65, Washington, 0.02%, 4/9/15 (2)	14,740	14,740

Port of Tacoma Municipal Interest Bearing CP, (Bank of America N.A. LOC), 0.09%, 5/5/15	7,000	7,000

Washington Health Care Facilities Authority Revenue VRDB, Catholic Health, 0.11%, 4/9/15	19,500	19,500

Washington Higher Education Facilities Authority Revenue VRDB, Whitman College Project, 0.02%, 4/9/15	13,645	13,645

Washington State Housing Finance Commission Revenue Refunding VRDB, Antioch University Project, (MUFG Union Bank N.A. LOC), 0.02%, 4/9/15	4,245	4,245
		59,130

West Virginia – 0.4%

Cabell County West Virginia County Commission Revenue VRDB, Huntington YMCA Project, (JPMorgan Chase Bank N.A. LOC), 0.14%, 4/9/15	2,390	2,390

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

West Virginia – 0.4% – continued

West Virginia Hospital Finance Authority Revenue Refunding & Improvement VRDB, Cabell Hospital, Series A, (Branch Banking & Trust Co. LOC), 0.02%, 4/9/15	$20,560	$20,560
		22,950

Wisconsin – 3.8%

City of Milwaukee Revenue Anticipation Notes, Series M4, 1.50%, 6/30/15	25,000	25,086

Clipper Caraval Tax-Exempt Certificate Trust, Clipper Tax, Revenue Bonds, Series 2009-36, Wisconsin, 0.02%, 4/9/15 (2)	25,000	25,000

Clipper Caraval Tax-Exempt Certificate Trust, Clipper Tax-Exempt 24, Revenue Bonds, Series 2009-53, Wisconsin, 0.02%, 4/9/15 (2)	21,745	21,745

Milwaukee Redevelopment Authority Lease Revenue VRDB, University of Wisconsin- Kenilworth Project, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	32,380	32,380

Wisconsin Health & Educational Facilities Authority Revenue Refunding VRDB, Medical College Wisconsin, Series B, (U.S. Bank N.A. LOC), 0.02%, 4/9/15	17,500	17,500

Wisconsin Health & Educational Facilities Authority Revenue Refunding VRDB, Oakwood Village, (BMO Harris Bank N.A. LOC), 0.02%, 4/9/15	7,610	7,610

Wisconsin Health & Educational Facilities Authority Revenue VRDB, Marshfield, Series B, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	46,760	46,760

Wisconsin Health & Educational Facilities Authority Revenue VRDB, St. Norbert College, Inc., (JPMorgan Chase Bank N.A. LOC), 0.04%, 4/9/15	7,900	7,900

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Aurora Healthcare, Series C, (Bank of Montreal LOC), 0.03%, 4/1/15	5,400	5,400

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

MUNICIPAL MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Wisconsin – 3.8% – continued

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2003, Mequon Jewish Project, (JPMorgan Chase Bank N.A. LOC), 0.05%, 4/9/15	$5,025	$5,025

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2008-B, Meriter Retirement Services, (U.S. Bank N.A. LOC), 0.03%, 4/9/15	12,975	12,975

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Watertown Memorial Hospital, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.02%, 4/9/15	15,000	15,000

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series B, Aurora Healthcare, (Bank of Montreal LOC), 0.03%, 4/1/15	10,775	10,775

Wisconsin State Rural Water Construction Loan Program Revenue Anticipatory Notes, 0.30%, 9/1/15	4,045	4,045
		237,201

Wyoming – 0.2%

Lincoln County PCR Non-AMT Non Ace Revenue Refunding VRDB, Series E, 0.03%, 4/1/15	15,535	15,535

Municipal States Pooled Securities – 1.9%

BB&T Municipal Trust Floaters, Series 1036, 0.17%, 4/9/15 (2)	3,335	3,335

BB&T Municipal Trust Various States Adjustable Floaters, Series 5000, (Rabobank LOC), 0.12%, 4/9/15 (2)	3,870	3,870

BB&T Municipal Trust Various States Revenue Bonds, Floaters, Series 1007, 0.12%, 4/9/15 (2)	1,870	1,870

BB&T Municipal Trust Various States VRDB, Series 1039, (Branch Banking & Trust Co. LOC), 0.12%, 4/9/15 (2)	4,475	4,475

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 103.6% – continued

Municipal States Pooled Securities – 1.9% – continued

BB&T Municipal Trust Various States, Series 1035, 0.12%, 4/9/15 (2)	$7,170	$7,170
Series 5002, 0.27%, 4/9/15 (2)	9,885	9,885

Nuveen Premium Income Municipal Fund, Inc. Tax-Exempt VRDP, Series 1-4895, 0.11%, 4/9/15 (2)	18,700	18,700

RBC Municipal Products, Inc. Trust Adjustable Revenue Bonds, Floaters CTFS, Series E-54, (Royal Bank of Canada LOC), 0.22%, 4/9/15 (2)	71,065	71,065
		120,370
Total Municipal Investments
(Cost $6,501,850)		6,501,850

Total Investments – 103.6%
(Cost $6,501,850) (3)		6,501,850

Liabilities less Other Assets – (3.6)%		(228,478)
NET ASSETS – 100.0%		$6,273,372

(1)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of this restricted illiquid security amounted to approximately $25,000 or 0.0% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Arizona Board of Regents COPS, Floaters, Series 1918, 0.04%, 4/9/15	6/19/13	$25

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined in accordance with procedures established by the Trustees of Northern Funds.
(3)	The cost for federal income tax purposes was $6,501,850.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF TOTAL INVESTMENTS
Air, Transportation, Water Services and Solid Waste Management	19.0%
Educational Services	12.6
Electric Services, Power and Combined Utilities	6.8
Executive, Legislative & General Government	18.4
General Medical and Surgical Hospitals, Specialty Hospitals, Nursing and Personal Care	16.7
Miscellaneous Revenues	7.8
Urban and Community Development, Housing Programs and Social Services	12.0
All other sectors less than 5%	6.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2015:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Municipal Money Market Fund (1)	$–	$6,501,850	$–	$6,501,850

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.1% (1)

Federal Farm Credit Bank – 10.9%

FFCB Discount Notes, 0.11%, 4/16/15	$2,000	$2,000
0.13%, 5/6/15	1,000	1,000
0.14%, 5/8/15	10,000	9,999
0.12%, 5/28/15	20,000	19,996
0.14%, 6/8/15	4,000	3,999
0.20%, 7/1/15	5,000	4,997
0.15%, 7/2/15	3,000	2,999
0.14%, 8/24/15	1,000	999
0.18%, 9/8/15	4,000	3,997
0.16%, 9/21/15	2,000	1,998
0.21%, 10/5/15	3,000	2,997

FFCB FRN, 0.16%, 4/1/15 (2)	5,000	5,000
0.19%, 4/1/15 (2)	3,000	3,001
0.26%, 4/1/15 (2)	9,000	9,001
0.17%, 4/2/15 (2)	13,000	12,997
0.20%, 4/2/15 (2)	9,000	9,006
0.12%, 4/3/15 (2)	12,000	12,000
0.15%, 4/3/15 (2)	3,000	3,000
0.28%, 4/4/15 (2)	3,000	3,000
0.14%, 4/6/15 (2)	6,000	6,000
0.15%, 4/8/15	4,500	4,500
0.17%, 4/9/15 (2)	15,000	14,997
0.12%, 4/16/15 (2)	3,000	3,000
0.16%, 4/18/15 (2)	5,000	4,999
0.13%, 4/21/15 (2)	3,000	3,000
0.20%, 4/22/15 (2)	2,000	2,000
0.14%, 4/23/15 (2)	3,000	3,000
0.21%, 4/24/15 (2)	2,000	2,001
0.22%, 4/24/15 (2)	1,000	1,001
0.12%, 4/25/15 (2)	19,000	19,000
0.12%, 4/26/15 (2)	6,000	6,000
0.15%, 4/26/15 (2)	3,000	3,000
0.16%, 4/30/15 (2)	7,000	7,000
		191,484

Federal Home Loan Bank – 20.8%

FHLB Bonds, 0.11%, 4/2/15	4,000	4,000
0.11%, 4/9/15	10,000	10,000
0.12%, 4/10/15	12,000	12,000
0.12%, 4/14/15	3,000	3,000
0.12%, 4/15/15	14,000	14,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.1% (1) – continued

Federal Home Loan Bank – 20.8% – continued
0.12%, 5/1/15	$8,000	$8,000
0.12%, 5/8/15	4,000	4,000
0.13%, 5/8/15	3,000	3,000
0.13%, 5/12/15	10,000	10,000
0.16%, 7/15/15	25,000	25,000
0.14%, 7/22/15	5,000	5,000
0.18%, 8/18/15	25,000	25,003
0.19%, 8/25/15	10,000	10,001
0.20%, 8/28/15	3,000	3,000
0.21%, 8/28/15	10,000	10,001
0.38%, 8/28/15	1,000	1,001
0.27%, 10/9/15	4,000	4,000
0.17%, 10/16/15	3,000	3,000
0.18%, 11/6/15	3,000	3,000
0.22%, 12/4/15	10,000	10,000
0.33%, 1/8/16	2,000	2,000
0.26%, 1/27/16	5,000	4,999
0.35%, 3/7/16	5,000	5,000
0.40%, 3/11/16	5,000	5,000

FHLB Discount Notes, 0.05%, 4/1/15	50,000	50,000
0.09%, 4/24/15	25,000	24,999
0.12%, 5/19/15	8,300	8,299
0.13%, 5/20/15	3,000	2,999
0.07%, 7/7/15	5,000	4,999
0.15%, 7/17/15	5,000	4,998
0.16%, 9/2/15	4,000	3,997
0.20%, 11/25/15	19,000	18,975
0.30%, 2/12/16	3,000	2,992
0.28%, 2/23/16	3,000	2,992

FHLB FRN, 0.14%, 4/10/15 (2)	20,000	19,999
0.17%, 4/11/15 (2)	9,000	8,999
0.13%, 4/14/15	7,000	7,000
0.14%, 4/16/15	1,000	1,000
0.14%, 4/18/15 (2)	3,000	3,000
0.13%, 4/20/15 (2)	7,000	6,999
0.14%, 4/21/15 (2)	8,000	8,000
0.17%, 4/23/15 (2)	3,000	3,000
		367,252

Federal Home Loan Mortgage Corporation – 8.2%

FHLMC Bond, 0.27%, 12/9/15	8,000	8,000

See Notes to the Financial Statements.

MONEY MARKET FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.1% (1) – continued

Federal Home Loan Mortgage Corporation – 8.2% – continued

FHLMC Discount Notes, 0.10%, 4/14/15	$10,000	$10,000
0.11%, 5/18/15	7,000	6,999
0.11%, 5/20/15	7,000	6,999
0.12%, 5/28/15	8,000	7,998
0.15%, 10/19/15	10,000	9,991
0.24%, 12/7/15	8,000	7,987

FHLMC FRN, 0.17%, 4/12/15 (2)	4,000	3,999
0.18%, 4/12/15 (2)	5,000	4,999
0.18%, 4/13/15 (2)	5,000	4,999
0.15%, 4/16/15 (2)	48,000	48,003
0.14%, 4/18/15 (2)	7,000	6,999
0.16%, 4/26/15 (2)	18,000	18,002
		144,975

Federal National Mortgage Association – 7.2%

FNMA Discount Notes, 0.09%, 4/1/15	21,000	21,000
0.07%, 5/1/15	18,131	18,130
0.12%, 5/13/15	5,300	5,299
0.16%, 8/3/15	9,000	8,995
0.18%, 9/1/15	14,000	13,989
0.21%, 1/4/16	14,000	13,976
0.23%, 1/4/16	17,000	16,971
0.30%, 3/1/16	5,000	4,986

FNMA FRN, 0.14%, 4/5/15 (2)	8,000	7,999
0.16%, 4/21/15 (2)	15,000	15,003
		126,348
Total U.S. Government Agencies
(Cost $830,059)		830,059

U.S. GOVERNMENT OBLIGATIONS – 3.7%

U.S. Treasury Bills – 2.2%
0.14%, 4/2/15	8,000	7,994
0.15%, 6/25/15	9,000	8,997

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 3.7% – continued

U.S. Treasury Bills – 2.2% – continued
0.13%, 7/9/15	$8,000	$7,997
0.11%, 9/17/15	7,000	6,996
0.15%, 9/17/15	7,000	6,995
		38,979

U.S. Treasury Floating Rate Notes – 1.5%
0.08%, 4/1/15 (2)	7,180	7,178
0.09%, 4/1/15 (2)	13,000	12,992
0.11%, 4/1/15 (2)	3,000	3,000
0.12%, 4/1/15 (2)	3,000	3,000
		26,170
Total U.S. Government Obligations
(Cost $65,149)		65,149

Investments, at Amortized Cost
($895,208)		895,208

REPURCHASE AGREEMENTS – 49.7%

Joint Repurchase Agreements – 3.0% (3)

Bank of America Securities LLC, dated 3/31/15, repurchase price $17,617 0.05%, 4/7/15	17,617	17,617

Morgan Stanley & Co., Inc., dated 3/31/15, repurchase price $17,617 0.10%, 4/7/15	17,617	17,617

Societe Generale, New York Branch, dated 3/31/15, repurchase price $17,618 0.15%, 4/7/15	17,618	17,618
		52,852

Repurchase Agreements – 46.7% (4)

Bank of America N.A., dated 3/31/15, repurchase price $312,001 0.15%, 4/1/15	312,000	312,000

BNP Paribas Securities Corp., dated 3/2/15, repurchase price $50,004 0.09%, 4/2/15	50,000	50,000

Citigroup Global Markets, Inc., dated 3/31/15, repurchase price $73,594 0.14%, 4/1/15	73,594	73,594

Mizuho Securities USA, Inc., dated 3/31/15, repurchase price $163,001 0.25%, 4/1/15	163,000	163,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT MONEY MARKET FUND continued	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 49.7% – continued

Repurchase Agreements – 46.7% (4) – continued

Societe Generale, New York Branch, dated 3/31/15, repurchase price $225,001 0.17%, 4/1/15	$225,000	$225,000
		823,594
Total Repurchase Agreements
(Cost $876,446)		876,446

Total Investments – 100.5%
(Cost $1,771,654) (5)		1,771,654

Liabilities less Other Assets – (0.5)%		(7,986)
NET ASSETS – 100.0%		$1,763,668

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$5,651	0.75% – 3.63%	1/15/25 – 2/15/44
U.S. Treasury Notes	$48,251	0.13% – 2.38%	9/30/17 – 1/15/21
Total	$53,902

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLB	$3,158	2.44% – 2.50%	12/20/24 – 6/6/25
FHLMC	$171,163	2.00% – 7.50%	4/1/17 – 11/1/44
FNMA	$589,581	2.50% – 6.50%	2/1/17 – 9/1/44
GNMA	$3,488	3.50% – 5.50%	10/20/38 – 2/20/45
U.S. Treasury Bonds	$5,000	3.75% – 4.38%	11/15/39 – 8/15/41
U.S. Treasury Notes	$75,066	2.25%	3/31/21
Total	$847,456

(5)	The cost for federal income tax purposes was $1,771,654.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2015:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Money Market Fund (1)	$–	$1,771,654	$–	$1,771,654

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

MONEY MARKET FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 71.2% (1)

Federal Farm Credit Bank – 22.5%

FFCB Bond, 0.19%, 9/9/15	$20,000	$20,001

FFCB Discount Notes, 0.01%, 4/1/15	25,000	25,000
0.12%, 4/17/15	5,000	5,000
0.14%, 5/4/15	20,000	19,997
0.13%, 5/6/15	3,000	3,000
0.12%, 5/19/15	15,000	14,998
0.12%, 5/20/15	10,000	9,998
0.12%, 5/22/15	10,000	9,998
0.10%, 6/3/15	10,000	9,998
0.14%, 6/8/15	9,000	8,998
0.14%, 6/30/15	10,000	9,996
0.20%, 7/1/15	11,000	10,994
0.15%, 7/2/15	7,000	6,997
0.16%, 7/2/15	12,000	11,995
0.11%, 7/8/15	8,000	7,998
0.14%, 8/24/15	2,000	1,999
0.18%, 9/8/15	8,000	7,994
0.16%, 9/21/15	4,000	3,997
0.21%, 10/5/15	7,000	6,992
0.19%, 10/20/15	8,000	7,991
0.19%, 11/3/15	10,000	9,989
0.15%, 11/4/15	5,000	4,995
0.18%, 11/23/15	5,000	4,994

FFCB FRN, 0.16%, 4/1/15 (2)	15,000	15,000
0.19%, 4/1/15 (2)	8,000	8,004
0.20%, 4/1/15 (2)	37,000	37,013
0.21%, 4/1/15 (2)	16,000	15,999
0.24%, 4/1/15 (2)	11,000	11,009
0.26%, 4/1/15 (2)	10,000	10,001
0.17%, 4/2/15 (2)	15,000	14,997
0.20%, 4/2/15 (2)	4,000	4,003
0.12%, 4/3/15 (2)	20,000	20,000
0.15%, 4/3/15 (2)	5,000	5,000
0.28%, 4/4/15 (2)	7,000	7,001
0.14%, 4/6/15 (2)	29,000	28,998
0.15%, 4/6/15 (2)	5,000	5,000
0.21%, 4/6/15	15,000	15,000
0.15%, 4/8/15	11,500	11,500
0.17%, 4/9/15 (2)	52,000	51,990
0.15%, 4/11/15 (2)	29,000	28,999

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 71.2% (1) – continued

Federal Farm Credit Bank – 22.5% – continued
0.12%, 4/15/15 (2)	$42,000	$41,999
0.12%, 4/16/15 (2)	9,000	9,000
0.16%, 4/18/15 (2)	10,000	9,999
0.18%, 4/19/15 (2)	16,000	16,003
0.15%, 4/20/15 (2)	23,000	22,998
0.21%, 4/20/15 (2)	3,000	3,000
0.13%, 4/21/15 (2)	38,000	37,998
0.16%, 4/22/15 (2)	22,000	21,996
0.20%, 4/22/15 (2)	4,000	4,001
0.15%, 4/24/15 (2)	5,000	4,998
0.22%, 4/24/15 (2)	3,000	3,002
0.12%, 4/25/15 (2)	19,000	18,999
0.15%, 4/26/15 (2)	8,000	8,000
0.12%, 4/28/15 (2)	23,000	22,999
0.16%, 4/30/15 (2)	17,000	17,000
		755,425

Federal Home Loan Bank – 48.7%

FHLB Bonds, 0.11%, 4/2/15	10,000	10,000
0.11%, 4/9/15	25,000	25,000
0.12%, 4/10/15	10,000	10,000
0.12%, 4/14/15	8,000	8,000
0.07%, 4/29/15	25,000	25,000
0.12%, 5/1/15	20,000	20,000
0.12%, 5/8/15	8,000	8,000
0.13%, 5/8/15	7,000	7,000
0.13%, 5/12/15	12,000	12,000
0.13%, 6/2/15	15,000	15,001
0.13%, 7/23/15	7,000	7,000
0.18%, 8/18/15	4,000	4,001
0.19%, 8/25/15	95,000	95,014
0.13%, 8/28/15	3,000	2,999
0.20%, 8/28/15	6,000	6,001
0.21%, 8/28/15	40,000	40,006
0.38%, 8/28/15	6,000	6,005
0.19%, 9/10/15	10,000	10,000
0.20%, 9/25/15	3,000	3,000
0.25%, 10/2/15	10,000	10,000
0.27%, 10/9/15	8,000	8,000
0.16%, 10/13/15	22,000	21,997
0.17%, 10/16/15	7,000	6,999
0.17%, 11/6/15	22,000	21,996
0.18%, 11/6/15	5,000	5,000

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MONEY MARKET FUNDS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT MONEY MARKET FUND continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 71.2% (1) – continued

Federal Home Loan Bank – 48.7% – continued
0.13%, 11/18/15	$7,000	$6,997
0.22%, 11/23/15	5,000	5,000
0.22%, 12/4/15	6,000	6,000
0.23%, 1/8/16	3,000	2,999
0.33%, 1/8/16	4,000	4,000
0.34%, 1/25/16	3,000	3,001
0.25%, 1/26/16	5,000	4,999
0.26%, 1/27/16	12,000	11,998
0.35%, 3/7/16	12,000	12,000
0.40%, 3/11/16	12,000	12,000
0.33%, 4/1/16	5,000	4,998

FHLB Discount Notes, 0.05%, 4/1/15	50,000	50,000
0.07%, 4/6/15	8,000	8,000
0.10%, 4/10/15	38,000	37,999
0.11%, 4/15/15	119,000	118,995
0.07%, 4/17/15	86,000	85,998
0.11%, 4/17/15	115,000	114,995
0.07%, 4/20/15	37,000	36,999
0.11%, 4/24/15	100,000	99,993
0.08%, 4/29/15	73,000	72,996
0.06%, 5/1/15	29,000	28,998
0.07%, 5/8/15	95,000	94,993
0.09%, 5/15/15	45,000	44,995
0.11%, 5/20/15	7,464	7,463
0.06%, 5/21/15	20,000	19,998
0.09%, 5/22/15	17,000	16,998
0.09%, 6/26/15	22,000	21,995
0.07%, 7/7/15	10,000	9,998
0.10%, 8/3/15	18,000	17,994
0.14%, 8/21/15	38,000	37,979
0.16%, 9/2/15	21,000	20,986
0.23%, 2/2/16	5,000	4,990
0.28%, 2/8/16	4,000	3,990
0.30%, 2/12/16	8,000	7,979
0.28%, 2/23/16	8,000	7,980
0.29%, 2/26/16	12,000	11,968

FHLB FRN, 0.12%, 4/2/15	25,000	25,000
0.14%, 4/10/15 (2)	52,000	51,997
0.17%, 4/11/15 (2)	22,000	21,998
0.13%, 4/14/15	16,000	16,000
0.14%, 4/16/15	3,000	3,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 71.2% (1) – continued

Federal Home Loan Bank – 48.7% – continued
0.14%, 4/18/15 (2)	$8,000	$8,000
0.13%, 4/20/15 (2)	18,000	17,998
0.14%, 4/21/15 (2)	21,000	20,999
0.17%, 4/23/15 (2)	7,000	7,000
0.13%, 4/28/15 (2)	17,000	17,000
		1,636,282
Total U.S. Government Agencies
(Cost $2,391,707)		2,391,707

U.S. GOVERNMENT OBLIGATIONS – 5.0%

U.S. Treasury Bills – 2.8%
0.14%, 4/2/15	19,000	18,987
0.15%, 6/25/15	20,000	19,993
0.13%, 7/9/15	20,000	19,992
0.11%, 9/17/15	17,000	16,991
0.15%, 9/17/15	17,000	16,988
		92,951

U.S. Treasury Floating Rate Notes – 2.2%
0.08%, 4/1/15 (2)	25,510	25,505
0.09%, 4/1/15 (2)	31,000	30,981
0.10%, 4/1/15 (2)	4,000	4,000
0.11%, 4/1/15 (2)	8,000	8,000
0.12%, 4/1/15(2)	6,000	5,999
		74,485
Total U.S. Government Obligations
(Cost $167,436)		167,436

Investments, at Amortized Cost
($2,559,143)		2,559,143

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 24.4%

Repurchase Agreements – 24.4% (3)

Bank of America N.A., dated 3/31/15, repurchase price $590,002 0.15%, 4/1/15	590,000	590,000

Citigroup Global Markets, Inc., dated 3/31/15, repurchase price $100,000 0.14%, 4/1/15	100,000	100,000

Citigroup Global Markets, Inc., dated 3/31/15, repurchase price $19,472 0.12%, 4/1/15	19,472	19,472

See Notes to the Financial Statements.

MONEY MARKET FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 24.4% – continued

Repurchase Agreements – 24.4% (3) – continued

Mizuho Securities USA, Inc., dated 3/31/15, repurchase price $110,001 0.25%, 4/1/15	$110,000	$110,000
		819,472
Total Repurchase Agreements
(Cost $819,472)		819,472

Total Investments – 100.6%
(Cost $3,378,615) (4)		3,378,615

Liabilities less Other Assets – (0.6)%		(18,934)
NET ASSETS – 100.0%		$3,359,681

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLMC	$138,205	4.00%	1/1/41
FNMA	$469,495	3.50% – 6.00%	7/1/39 – 5/1/42
U.S. Treasury Notes	$234,062	0.13% – 3.63%	3/31/16 – 5/15/24
Total	$841,762

(4)	The cost for federal income tax purposes was $3,378,615.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments, which are carried at amortized cost, which approximates fair value, by the above fair value hierarchy as of March 31, 2015:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Select Money Market Fund (1)	$–	$3,378,615	$–	$3,378,615

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MONEY MARKET FUNDS

MONEY MARKET FUNDS

ABBREVIATIONS AND OTHER INFORMATION	MARCH 31, 2015

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

BANS	Bond Anticipation Notes	IDA	Industrial Development Authority
COPS	Certificates of Participation	IDB	Industrial Development Board
CP	Commercial Paper	IDR	Industrial Development Revenue
EDA	Economic Development Authority	LOC	Letter of Credit
FFCB	Federal Farm Credit Bank	PCR	Pollution Control Revenue
FHLB	Federal Home Loan Bank	SFM	Single Family Mortgage
FHLMC	Federal Home Loan Mortgage Corporation	TANS	Tax Anticipation Notes
FNMA	Federal National Mortgage Association	TRANS	Tax and Revenue Anticipation Notes
FRCD	Floating Rate Certificates of Deposit	TRB	Tax Revenue Bonds
FRN	Floating Rate Notes	TVA	Tennessee Valley Authority
GNMA	Government National Mortgage Association	VRDB	Variable Rate Demand Bonds
G.O.	General Obligation	VRDP	Variable Rate Demand Preferred
Gtd.	Guaranteed

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity date represents the next interest reset date for floating rate securities. For all other securities, the date shown represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

MONEY MARKET FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2015

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 47 funds as of March 31, 2015, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the California Municipal Money Market Fund, which is a non-diversified portfolio. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”), or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Funds are valued at amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) CREDIT ENHANCEMENTS Certain investments owned by the Funds (primarily the California Municipal Money Market Fund and Municipal Money Market Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

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NOTES TO THE FINANCIAL STATEMENTS continued

C) REPURCHASE AGREEMENTS The Funds may enter into repurchase agreements under the terms of a master repurchase agreement by which the Funds purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and liquidity feature which allows the Funds to resell the securities quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Funds, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Funds, at the Federal Reserve Bank of Chicago. The Funds are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Funds may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), each Fund and other Funds of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Funds and does not collect any additional fees from the Funds for such services. The Money Market Fund and U.S. Government Money Market Fund have entered into such joint repurchase agreements at March 31, 2015, as reflected in their accompanying Schedules of Investments.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of March 31, 2015, the Funds have not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting agreements.

The following tables present the repurchase agreements, which are subject to netting agreements, as well as the collateral delivered related to those repurchase agreements.

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT
Money Market	Bank of America	$26,884	$(26,884)	$—
	Morgan Stanley & Co.	26,885	(26,885)	—
	Societe Generale	26,885	(26,885)	—
	Citigroup	216,056	(216,056)	—
	Federal Reserve	1,700,000	(1,700,000)	—
	Goldman Sachs	55,000	(55,000)	—
	JPMorgan	180,000	(180,000)	—
	Scotia Capital	90,000	(90,000)	—
	SG Americas	45,000	(45,000)	—
	Total	$2,366,710	$(2,366,710)	$—

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MARCH 31, 2015

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT
U.S. Government Money Market	Bank of America	$329,617	$(329,617)	$—
	Morgan Stanley & Co.	17,617	(17,617)	—
	Societe Generale	17,618	(17,618)	—
	BNP Paribas	50,000	(50,000)	—
	Citigroup	73,594	(73,594)	—
	Mizuho	163,000	(163,000)	—
	Societe Generale	225,000	(225,000)	—
	Total	$876,446	$(876,446)	$—
U.S. Government Select Money Market	Bank of America	$590,000	$(590,000)	$—
	Citigroup	119,472	(119,472)	—
	Mizuho	110,000	(110,000)	—
	Total	$819,472	$(819,472)	$—

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Funds may receive dividend income from investment companies. Dividend income is recognized on the ex-dividend date. The California Municipal Money Market Fund’s and Municipal Money Market Fund’s income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all the Funds in the Trust in proportion to each Fund’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds’ capital accounts. These reclassifications may relate to net operating losses and expired capital loss carryforwards. These reclassifications have no impact on the net assets or the NAVs of the Funds.

At March 31, 2015, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED LOSSES
Municipal Money Market	$144	$(144)
U.S. Government Money Market	4	(4)
U.S. Government Select Money Market	5	(5)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

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NOTES TO THE FINANCIAL STATEMENTS continued

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2015, the capital loss carryforward for U.S. federal income tax purposes and the respective year of expiration was as follows:

Amount in thousands	MARCH 31, 2018
Money Market	$8,455

The Fund in the above table may offset future capital gains with this capital loss carryforward until the capital loss carryforward expires.

Capital losses incurred that will be carried forward indefinitely under the provisions of the Act are as follows:

POST-ENACTMENT LOSSES

Amount in thousands	SHORT-TERM CAPITAL LOSS CARRYFORWARD	LONG-TERM CAPITAL LOSS CARRYFORWARD
California Municipal Money Market	$9	$ —

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2015, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$2	$ —
Money Market	—	119
Municipal Money Market	44	144
U.S. Government Money Market	—	13
U.S. Government Select Money Market	—	33

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	DISTRIBUTION FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
California Municipal Money Market	$43	$ —	$ —
Money Market	—	786	—
Municipal Money Market	654	150	383
U.S. Government Money Market	—	146	—
U.S. Government Select Money Market	—	351	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2014, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
California Municipal Money Market	$40	$ —
Money Market	—	801
Municipal Money Market	611	550
U.S. Government Money Market	—	138
U.S. Government Select Money Market	—	354

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of March 31, 2015, no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended March 31, 2012 through March 31, 2014 remain subject to examination by the Internal Revenue Service. Interest or penalties

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MONEY MARKET FUNDS

MARCH 31, 2015

incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2015.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2015.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 25, 2013, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 20, 2014, the Board approved an agreement with JPMorgan Chase Bank, N.A. that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 24, 2014 and will expire on November 23, 2015, unless renewed.

At March 31, 2015, the Funds did not have any outstanding borrowings.

The Funds did not have any borrowings or incur any interest expense for the fiscal year ended March 31, 2015.

5. MANAGEMENT AND OTHER AGREEMENTS

Shareholders of each Fund approved a new management agreement, effective June 30, 2014, between each Fund and NTI (the “Management Agreement”), to provide each Fund with investment advisory and administration services under a single agreement and fee structure. As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at annual rates set forth in the first table below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, as compensation for advisory services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the second table below (expressed as a percentage of each Fund’s respective average daily net assets.) Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Funds at the annual rate of 0.10% of the average daily net assets of each Fund.

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than acquired fund fees and expenses, the Fund’s proportionate share of the increase in compensation paid to each independent Trustee, expenses related to third-party consultants engaged by the Board of Trustees of the Trust, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2015, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL
	ANNUAL MANAGEMENT FEE	EXPENSE LIMITATIONS
California Municipal Money Market	0.33%	0.35%
Money Market	0.33%	0.35%
Municipal Money Market	0.33%	0.35%
U.S. Government Money Market	0.33%	0.35%
U.S. Government Select Money Market	0.33%	0.35%

Prior to June 30, 2014, the annual advisory fees for the Funds were based on the following annual rates as set forth in the table below. There was no change to the contractual expense limitations described above.

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NOTES TO THE FINANCIAL STATEMENTS continued

CONTRACTUAL ANNUAL ADVISORY FEE
California Municipal Money Market	0.25%
Money Market	0.25%
Municipal Money Market	0.25%
U.S. Government Money Market	0.25%
U.S. Government Select Money Market	0.25%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2015. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

In addition, in order to avoid a negative yield, NTI may reimburse additional expenses or waive advisory fees of a Fund, as necessary. Any such expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield. During the fiscal year ended March 31, 2015, NTI voluntarily reimbursed fees to avoid a negative yield for the California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund. The amounts voluntarily reimbursed by NTI are included in Less expenses voluntarily reimbursed by investment adviser in the Statements of Operations and the amounts outstanding at March 31, 2015 are included as part of Receivable from affiliates for expense reimbursements in the Statements of Assets and Liabilities. Any such reimbursement or waiver is paid monthly to the Funds by NTI.

Effective June 30, 2014, as compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for each of the Funds. Prior to June 30, 2014, Northern Trust received transfer agent fees at an annual rate of 0.10 percent of the average daily net assets was accrued daily and payable monthly. The transfer agent fees are reflected in the Funds’ Statements of Operations.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Prior to June 30, 2014, these sub-administration services were paid out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

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MARCH 31, 2015

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
California Municipal Money Market	$2,231,513	$12	$(2,209,760)	$21,765
Money Market	26,919,907	291	(26,054,732)	865,466
Municipal Money Market	24,413,150	205	(24,567,476)	(154,121)
U.S. Government Money Market	5,851,961	44	(5,471,812)	380,193
U.S. Government Select Money Market	11,620,412	80	(11,987,836)	(367,344)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended March 31, 2014, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
California Municipal Money Market	$1,844,469	$12	$(1,760,594)	$83,887
Money Market	25,091,806	307	(25,689,953)	(597,840)
Municipal Money Market	23,540,016	201	(23,769,959)	(229,742)
U.S. Government Money Market	6,519,992	42	(6,465,931)	54,103
U.S. Government Select Money Market	12,865,165	83	(12,675,828)	189,420

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

7. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

8. OTHER MATTERS

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act which currently govern the operations of the Funds. The new rules represent a substantial change for the industry, and they vary based on the type of fund and investor. For purposes of the amendments, money market funds are divided into three categories: 1) government funds, which will be required to invest at least 99.5% of total assets (previously 80%) in cash, U.S. government securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and/or repurchase agreements “collateralized fully” by cash or U.S. government securities; 2) institutional prime funds, which invest primarily in credit instruments; and 3) municipal/tax-exempt funds, which invest in municipal and tax-exempt securities. In addition, the rules provide a distinction between retail and institutional money market funds. To be considered a retail fund, the fund must maintain policies and procedures reasonably designed to limit all beneficial owners of the fund to “natural persons.” The new requirements include:

•

Floating net asset value (“NAV”) – Only institutional prime and institutional municipal/ tax-exempt funds will be required to move to a floating NAV. Funds subject to this requirement will need to round daily NAVs to the fourth decimal point (e.g., $1.0000), rather than the current practice whereby NAVs are fixed at $1.00 per share.

•

Liquidity fees and redemption gates – Under the new rules, all money market funds (except for government money market funds, for which liquidity fees and gates are optional) may impose fees or temporarily suspend redemptions if the fund’s level of weekly liquid assets falls below a certain threshold:

•	If a fund’s weekly liquid assets fall below 30%, the board would be allowed to impose a liquidity

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MONEY MARKET FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued	MARCH 31, 2015

fee of up to 2% on all redemptions and/or suspend investor redemptions for up to 10 business days during any 90-day period.

•	If a fund’s weekly liquid assets fall below 10%, the board is required to impose a 1% liquidity fee unless the board determines to impose a different fee or no fee.

•	In addition, all money market funds are subject to new diversification and enhanced stress-testing requirements, along with enhanced disclosure and reporting requirements.

In order to provide market participants adequate time to prepare for these changes, the compliance date for the amendments relating to government fund investment thresholds, floating NAV and liquidity fees and redemption gates is October 14, 2016, while shorter compliance periods apply to other money market fund reforms. At this time, management is evaluating the implications of these amendments and their impact on the Funds’ operations, financial statements and accompanying notes.

9. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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MONEY MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statements of assets and liabilities of California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, and U.S. Government Select Money Market Fund (collectively, the “Funds”), five separate portfolios of Northern Funds (the “Trust”), including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the Trust’s custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2015

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MONEY MARKET FUNDS

TAX AND DISTRIBUTION INFORMATION	MARCH 31, 2015 (UNAUDITED)

During the fiscal year ended March 31, 2015, the percentage of dividends derived from net investment income paid by each of the following Funds as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: California Municipal Money Market 100% and Municipal Money Market 81.34%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person as Qualified Interest Income (QII), for tax years after December 31, 2004. Section 871(k) expired on December 31, 2014.

The Funds designate the maximum amount required to be distributed as long-term capital gain under Internal Revenue Code Section 852(b)(2)(3).

CAPITAL GAIN DISTRIBUTION — The following Fund made capital gain distributions in December 2014, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	15%
Municipal Money Market	0.000067

DISTRIBUTION CONSIDERATIONS (ALL FUNDS)

DISTRIBUTION CALCULATION: Maturity Distribution is measured on a trade date basis and excludes uninvested cash from the market value used to compute the percentage calculations.

MATURITY DISTRIBUTION: The data is measured using the lower of the stated maturity date or next interest rate reset date.

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MONEY MARKET FUNDS

FUND EXPENSES	MARCH 31, 2015 (UNAUDITED)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/14 - 3/31/15” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CALIFORNIA MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/14 - 3/31/15
Actual	0.03%	$1,000.00	$1,000.10	$0.15
Hypothetical**	0.03%	$1,000.00	$1,024.78	$0.15

MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/14 - 3/31/15
Actual	0.18%	$1,000.00	$1,000.10	$0.90
Hypothetical**	0.18%	$1,000.00	$1,024.03	$0.91

MUNICIPAL MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/14 - 3/31/15
Actual	0.05%	$1,000.00	$1,000.20	$0.25
Hypothetical**	0.05%	$1,000.00	$1,024.68	$0.25

U.S. GOVERNMENT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/14 - 3/31/15
Actual	0.10%	$1,000.00	$1,000.10	$0.50
Hypothetical**	0.10%	$1,000.00	$1,024.43	$0.50

U.S. GOVERNMENT SELECT MONEY MARKET

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/14 - 3/31/15
Actual	0.10%	$1,000.00	$1,000.10	$0.50
Hypothetical**	0.10%	$1,000.00	$1,024.43	$0.50

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN FUNDS ANNUAL REPORT	63	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 71 Trustee of Northern Funds since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	55

Edward J. Condon, Jr. Age: 74 Trustee of Northern Funds since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club from 2003 to 2014;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of the Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	55

Mark G. Doll Age: 65 Trustee of Northern Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

		• None	55

MONEY MARKET FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2015 (UNAUDITED)

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 71 Chairperson of the Board of each Trust since 2015 and Trustee of Northern Funds since 2000	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	55

Cynthia R. Plouché Age: 58 Trustee of Northern Funds since 2014	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered Investment Company — 29 portfolios).	55

Casey J. Sylla Age: 71 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).	55

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios — 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds.

NORTHERN FUNDS ANNUAL REPORT	65	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Stephen N. Potter(5) Age: 58 Trustee of Northern Funds since 2008	• President, Northern Trust Asset Management since 2008; • Chairman and President of Northern Trust Investments, Inc. since March 2008; • President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009; • Director of The Northern Trust Company of Connecticut from July 2009 to December 2013; • Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009; • Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.	• None	46

Mary Jacobs Skinner, Esq.(5) Age: 57 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None	46

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios – 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Mr. Potter and Ms. Skinner oversee 46 portfolios in the complex – 38 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

MONEY MARKET FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

MARCH 31, 2015 (UNAUDITED)

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Anthony P. Pecora Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2015	Chief Compliance Officer and Senior Vice President of Northern Trust Investments, Inc. since 2014; Head of Compliance for Northern Trust Asset Management since 2011; Head of Compliance for ABN AMRO Holding USA LLC from 2010 to 2011; Chief Compliance Officer and Anti-Money Laundering Officer for ABN AMRO Clearing Chicago LLC from 2009 to 2011.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

Richard N. Crabill Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

NORTHERN FUNDS ANNUAL REPORT	67	MONEY MARKET FUNDS

MONEY MARKET FUNDS

TRUSTEES AND OFFICERS continued	MARCH 31, 2015 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Craig R. Carberry, Esq. Age: 54 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

MONEY MARKET FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS ANNUAL REPORT	69	MONEY MARKET FUNDS

MONEY MARKET FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

MONEY MARKET FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

MONEY MARKET FUNDS

INVESTMENT CONSIDERATIONS

MONEY MARKET FUNDS

CALIFORNIA MUNICIPAL MONEY

    MARKET FUND1,2,3,4

MONEY MARKET FUND1

MUNICIPAL MONEY MARKET FUND1,2

U.S. GOVERNMENT MONEY

    MARKET FUND1,5

U.S. GOVERNMENT SELECT

    MONEY MARKET FUND1,5

INVESTMENT CONSIDERATIONS

1 Money Market Fund Risk: The Fund may not be able to maintain a stable net asset value (“NAV”) per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share.

2 Municipal Market Volatility Risk: The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

3 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

4 State-Specific Risk: The Fund will be more exposed to negative political or economic factors in the state where it concentrates its investments than a fund that invests more widely.

5 U.S. Government Securities Risk: There is a risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

NORTHERN FUNDS ANNUAL REPORT	71	MONEY MARKET FUNDS

MONEY MARKET FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MONEY MARKET FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

2	PORTFOLIO MANAGEMENT COMMENTARY

12	STATEMENTS OF ASSETS AND LIABILITIES

14	STATEMENTS OF OPERATIONS

16	STATEMENTS OF CHANGES IN NET ASSETS

18	FINANCIAL HIGHLIGHTS

27	SCHEDULES OF INVESTMENTS

EQUITY FUNDS

27	MULTI-MANAGER EMERGING MARKETS EQUITY FUND

35	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND

38	MULTI-MANAGER GLOBAL REAL ESTATE FUND

41	MULTI-MANAGER INTERNATIONAL EQUITY FUND

49	MULTI-MANAGER LARGE CAP FUND

53	MULTI-MANAGER MID CAP FUND

58	MULTI-MANAGER SMALL CAP FUND

FIXED INCOME FUNDS

63	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

70	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

91	NOTES TO THE FINANCIAL STATEMENTS

106	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

107	TAX INFORMATION

108	FUND EXPENSES

110	TRUSTEES AND OFFICERS

114	APPROVAL OF SUB-ADVISORY AGREEMENT

119	INVESTMENT CONSIDERATIONS

120	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Northern Funds’ performance is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Northern Funds’ performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Funds in the future. These statements are based on Northern Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Funds’ management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Emerging markets delivered a slightly positive return over the 12-month reporting period ended March 31, 2015 as the MSCI Emerging Markets IndexSM returned 0.44%. Returns diverged significantly by both sector and region. Significant declines in oil prices had a material impact on many oil producing emerging market countries. During the period, the Russian market declined nearly 25% and the Brazilian market fell approximately 28%. China saw significant gains on easing of their monetary policy and more ways for investors to access equities, with that market up over 24% during the period. India was also strong, gaining over 20%.

The Multi-Manager Emerging Markets Equity Fund returned -2.80% during the reporting period, compared to the MSCI Emerging Markets Index return of 0.44%. Stock selection during the period drove the Fund’s underperformance. Underperformance was most notable within China, where the Fund’s underweight allocation as well as stock selection represented headwinds to results. From a sector perspective, performance in the consumer and technology sectors hurt relative return.

Sub-adviser Pzena had a negative impact on relative performance during the period. The portfolio’s investments in industrial companies represented the most significant detractor. Pzena employs a long-term, higher beta portfolio that can be subject to high degrees of volatility relative to the market. While the short-term results for Pzena were challenging, Pzena has added value to the Fund over time. Oaktree Capital, the newest sub-adviser to the Fund, also underperformed during the period. For Oaktree, positions within China, Brazil and India drove underperformance. Long-time sub-advisers PanAgora and Axiom were the strongest performers during the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER EMERGING MARKETS EQUITY	–2.80%	0.38%	2.85%	15.40%
MSCI EMERGING MARKETS INDEXSM	0.44	0.31	1.75	14.10

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles due to the movement of open foreign markets at a time when the U.S. market was closed. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI Emerging Markets IndexSM is a free-float adjusted market capitalization index designed to measure the equity market performance in the global emerging markets.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 119.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000

CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NMMEX
INCEPTION DATE	11/19/08
NET ASSETS	$1.3 BILLION
NET ASSET VALUE	$18.25
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.41%
NET EXPENSE RATIO	1.35%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The global-listed infrastructure segment as measured by the S&P Global Infrastructure Index returned 4.73% for the 12-month reporting period ended March 31, 2015. Airport and marine port services were the strongest industries during the period, while water and gas utilities declined. On a regional basis, Japan and North America far outpaced the rest of the world, up nearly 39% and 10%, respectively. Europe delivered the weakest results.

The Multi-Manager Global Listed Infrastructure Fund underperformed its benchmark during the reporting period with a return of 0.64%, compared to the benchmark, the S&P Global Infrastructure Index return of 4.73%. For the period, the Fund’s sector positioning detracted from results, as the Fund was overweight the underperforming groups of water and gas utilities. In addition, the Fund was underweight the stronger-performing airport services and oil & gas storage sectors.

Both sub-advisers underperformed during the period. Sub-adviser Lazard Asset Management delivered strong stock selection but had unfavorable sector positioning. Sub-adviser Brookfield was also hindered by sector allocation, though stock selection also detracted from relative results. Although the Fund has been through a challenging period, it remains ahead of its benchmark since inception. It is important to note that the S&P Global Infrastructure Index has only 75 names and is highly concentrated by industry. As a result, the Fund may look out of step with the benchmark within short to medium timeframes. However, both sub-advisers have a long history of adding value in the global listed infrastructure strategy over the long term and we expect this to continue.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE	0.64%	12.53%
S&P GLOBAL INFRASTRUCTURE INDEX	4.73	11.16

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation and Energy.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 119.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000

CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NMFIX
INCEPTION DATE	9/18/12
NET ASSETS	$1.4 BILLION
NET ASSET VALUE	$12.22
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.04%
NET EXPENSE RATIO	1.00%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	3	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global real estate securities delivered strong returns during the period, with the FTSE® EPRA®/NAREIT® Global Index returning 13.97% during the 12-month reporting period ended March 31, 2015. While performance overall was strong, returns diverged significantly based on region. North America was the strongest market by far, gaining over 22%. In contrast, emerging markets as a portion of the Index returned just over 3%. Japan was essentially flat during the period.

The Multi-Manager Global Real Estate Fund returned 12.76% during the reporting period compared to its benchmark, the FTSE® EPRA®/NAREIT® Global Index, which returned 13.97%. Given the underperformance of emerging markets, the Fund’s significant underweight to this area contributed to relative results. The Fund also benefited from its overweight exposure to North American securities. However, security selection within Japan and Asia detracted from relative return.

During the period, both of the prior sub-advisers were removed and replaced with two new sub-advisers. In September 2014, EII Realty was terminated due to significant departures in the investment team. EII was replaced with Delaware Investments. Delaware employs a relative value investment strategy focused on capital market impact on real estate valuations in addition to real estate fundamentals. The strategy is diversified and is expected to capture up-market performance, while also protecting in down markets, with lower volatility than the overall Index. Following this change, the second sub-adviser, CBRE, was removed from the Fund in December 2014. A combination of factors led to the termination of CBRE including poor performance rankings within the global REIT universe and concerns regarding future return potential given the significant amount of assets managed in the strategy. At that time, the Fund hired Brookfield Investment Management as a new sub-adviser to the Fund. Brookfield employs a fundamental, bottom-up, value-based stock selection methodology complemented by a top-down overlay. The firm utilizes a high conviction, concentrated best-ideas portfolio and may have meaningful sector and regional bets. The strategy should perform well in a variety of market environments given its relative value approach. However, relative performance may be volatile due to Brookfield’s higher active-risk profile.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER GLOBAL REAL ESTATE	12.76%	10.22%	9.89%	18.09%
FTSE®EPRA®/NAREIT® GLOBAL INDEX	13.97	11.01	10.31	18.30

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The one year total return will differ from the total return in the Financial Highlights. The Financial Highlights’ total return has been adjusted to reflect performance in conformity with U.S. GAAP principles due to the movement of open foreign markets at a time when the U.S. market was closed. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The FTSE®EPRA®/NAREIT® Global Index is a free-float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies in 38 countries worldwide, covering both the developed and emerging markets.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 119.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000

CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NMMGX
INCEPTION DATE	11/19/08
NET ASSETS	$767 MILLION
NET ASSET VALUE	$16.66
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.19%
NET EXPENSE RATIO	1.10%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Non-U.S. equity markets rebounded during the first quarter of 2015 following a lackluster 2014 as central bank stimuli took hold, lower oil prices boosted consumer spending and a strengthening dollar benefited export-led economies. For the 12-month reporting period ended March 31, 2015, the MSCI ACWI® ex-USA Index returned -1.01%. Japan was the top-performing area, up over 12% during the period. From a sector perspective, energy was the weakest segment, down more than 22%. Health care was the strongest sector, gaining over 12%.

The Multi-Manager International Equity Fund returned -2.27% during the reporting period, lagging the -1.01% return of the benchmark, the MSCI ACWI® Ex-USA Index. The Fund’s regional allocation detracted from returns during the period, largely driven by an underweight to Japan. From a sector perspective, health care was the area of greatest strength for the Fund. Positions in the financial sector also added value. Stock selection in energy represented the largest detractor from results for the period.

There were no sub-adviser changes during the reporting period. Two of the five sub-advisers contributed to relative results, while three underperformed. William Blair continued to add value with strong stock selection across the portfolio. Altrinsic was also strong, driven by favorable results within North America and Continental Europe. Sub-adviser NFJ experienced a more difficult period, with underperformance in Japan and the emerging markets driving results.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER INTERNATIONAL EQUITY	–2.27%	5.94%	4.22%	2.48%
MSCI ACWI® EX-USA INDEX	–1.01	6.40	4.82	3.86

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The MSCI ACWI® Ex-USA Index is a free-float adjusted market capitalization index designed to measure the equity performance in the global developed and emerging markets, excluding the U.S.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 119.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000

CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NMIEX
INCEPTION DATE	06/22/06
NET ASSETS	$1.9 BILLION
NET ASSET VALUE	$10.44
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.25%
NET EXPENSE RATIO	1.21%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. equity markets were very strong across all capitalization groups during the 12-month reporting period ended March 31, 2015. During the period, the Russell 1000® Index — which includes large- and mid-cap stocks — returned 12.73%, outperforming small-cap issues. During the second half of 2014, oil prices fell dramatically, resulting in a significant decline in the share prices of energy stocks. As a result, during the period the energy sector within the Russell 1000 declined nearly 12%. Related sectors such as industrials and materials also underperformed. In contrast, health care continued to be very strong, returning over 27%. From a style perspective, growth outperformed value, with the Russell 1000® Growth Index returning 16.09%, compared to the Russell 1000® Value Index return of 9.33%.

During the reporting period, the Multi-Manager Large Cap Fund returned 10.08%, compared to the benchmark, the Russell 1000® Index return of 12.73%. The Fund’s sector positioning over the period was positive, as an overweight allocation to health care and an underweight to industrials added value. However, overall stock selection detracted from results, most notably in the energy and consumer sectors.

Sub-adviser Huber Capital was the primary driver of the Fund’s underperformance during the reporting period. Huber Capital is a contrarian/deep value manager that maintains a relatively concentrated portfolio. As such we expect a higher degree of volatility from Huber relative to other sub-advisers. Huber seeks to purchase stocks that are out of favor but with strong balance sheets and “payout yield,” i.e., dividend yield plus share buybacks. Over a short-term period, the Huber portfolio may be significantly out of step with benchmark results. Long-term investors have been rewarded for their investment with Huber. On the positive side, sub-adviser WestEnd enjoyed a strong 12-month period. WestEnd added significant value through their sector allocation, which is directly in line with expectations for the strategy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER LARGE CAP	10.08%	13.59%	12.97%	5.94%
RUSSELL 1000® INDEX	12.73	16.45	14.73	6.63

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 119.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000

CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NMMLX
INCEPTION DATE	10/17/07
NET ASSETS	$519 MILLION
NET ASSET VALUE	$9.26
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	0.94%
NET EXPENSE RATIO	0.90%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	6	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. equity markets were very strong across all capitalization groups during the 12-month reporting period ended March 31, 2015. During the period, mid-cap stocks as measured by the Russell Midcap® Index returned 13.68%, outperforming their small-cap counterparts. During the second half of 2014, oil prices fell dramatically, resulting in a significant decline in the share prices of energy stocks. As a result, during the period, the energy sector within the Russell Midcap Index declined approximately 25%. In contrast, health care continued to be very strong, returning over 36%. From a style perspective, growth outperformed value, with the Russell Midcap® Growth Index returning 15.56%, compared to the Russell Midcap® Value Index return of 11.70%.

The Multi-Manager Mid Cap Fund returned 9.20% during the reporting period, underperforming the benchmark, the Russell Midcap® Index return of 13.68%. Active management broadly struggled in the mid-cap area during the period. For the 12 months ended March 31, 2015, the Russell Midcap Index ranked in the 12th percentile of the Morningstar Mid Cap blend peer group. Stated another way, nearly 90% of active funds underperformed the benchmark during the trailing 12-month period. Stock selection was the primary driver of Fund underperformance, which had the greatest impact in the financials, health care and materials sectors. Sector allocation for the Fund had a neutral effect on results.

Sub-adviser LSV continued to be the strongest performer during the period. Their quantitative, risk managed and diversified approach benefited their results during this difficult period. Sub-adviser Systematic Financial had the most negative impact on Fund returns. The portfolio’s focus on companies with positive earnings revisions and attractive valuations has been a headwind to results. In fact, during the majority of 2014, companies with the worst earnings revisions outperformed those with positive earnings revisions. The market began to see a reversal in this trend in the first quarter of 2015 and the Systematic portfolio began to perform better in early 2015.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER MID CAP	9.20%	14.85%	13.92%	8.55%
RUSSELL MIDCAP® INDEX	13.68	18.10	16.16	9.74

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell MidCap® Index is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000® Index.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 119.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000

CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NMMCX
INCEPTION DATE	06/22/06
NET ASSETS	$812 MILLION
NET ASSET VALUE	$12.96
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.05%
NET EXPENSE RATIO	1.00%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	7	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

U.S. equity markets were very strong across all capitalization groups during the 12-month reporting period ended March 31, 2015. Relative to their large-cap counterparts, however, small-capitalization stocks underperformed. During the 12-month period, small caps as measured by the Russell 2000® Index returned 8.21%, compared to the large-cap Russell 1000® Index return of 12.73%. During the second half of 2014, oil prices fell dramatically, resulting in a significant decline in the share prices of energy stocks. For the period, the energy sector within the Russell 2000 Index declined nearly 40%. In contrast, health care continued to be very strong, returning nearly 29%. Biotechnology companies in particular continued to post robust returns. From a style perspective, growth significantly outperformed value, with the Russell 2000® Growth Index returning 12.06%, compared to the Russell 2000® Value Index return of 4.43%.

The Multi-Manager Small Cap Fund returned 7.11% during the reporting period, compared to its benchmark, the Russell 2000® Index return of 8.21%. The Fund benefited from its underweight to the energy sector and overweight to information technology. Stock selection was also strong within these two sectors. However, unfavorable stock selection in the consumer discretionary segment detracted from returns.

Hotchkis & Wiley continued to deliver strong results during the period, with exceptional returns from the industrials and financial sectors. Cardinal Capital was also very positive, delivering favorable stock selection across the portfolio, with strength most notable in the consumer and energy sectors. Sub-adviser Riverbridge Capital subtracted from results for the period. Although the sector allocation of the Riverbridge portfolio added value, stock selection was relatively weak, with underperformance most notable in the technology, consumer and health care sectors. Riverbridge’s underperformance comes off a very strong 2013, where the sub-adviser delivered strong results. The companies in the Riverbridge portfolio continue to execute on their fundamentals and, as a result, we expect that the market will return to favoring these investments over time. There were no sub-adviser changes during the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER SMALL CAP	7.11%	15.20%	13.62%	6.97%
RUSSELL 2000® INDEX	8.21	16.27	14.57	8.54

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies of the Russell 3000® Index, based on market capitalization.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 119.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000

CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NMMSX
INCEPTION DATE	06/22/06
NET ASSETS	$303 MILLION
NET ASSET VALUE	$10.06
DIVIDEND SCHEDULE	ANNUALLY
GROSS EXPENSE RATIO(1)	1.17%
NET EXPENSE RATIO	1.10%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Emerging market debt experienced tremendous volatility during the 12-month reporting period ended March 31, 2015, the Multi-Manager Emerging Markets Debt Opportunity Fund is constructed to provide exposure to a blend of local and hard currency emerging market debt, as well as to opportunistically invest in emerging market corporate bonds. During the reporting period, emerging market local bonds posted negative returns, down more than 11%. External debt, i.e., debt denominated in the U.S. dollar or euros, delivered better results and ended the period up 5.65%. The Fund is benchmarked to a blended index that is equally divided between the JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) and the JP Morgan Government Bond-Emerging Market Index Global Diversified (GBI-EM Global Diversified).

The Multi-Manager Emerging Markets Debt Opportunity Fund returned -5.52% for the 12-month reporting period ended March 31, 2015, compared to the blended benchmark return of -3.05%. Much of the Fund’s underperformance occurred during the third and fourth quarters of 2014. During the period, the Fund’s exposure to corporate bonds detracted from results, as did an underweight to Asia.

The Fund is constructed with two sub-advisers, BlueBay Asset Management and Lazard Asset Management. BlueBay’s fundamental process focuses on bottom-up country analysis and selection. A relative value analysis is employed at the back end of the process to determine trade-offs between potential investments and risk management. Lazard’s top-down approach begins with an assessment of the global macroeconomic environment, followed by bottom-up analysis of individual countries. Both sub-advisers underperformed during the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	SINCE INCEPTION
MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY	–5.52%	–2.37%
50% JP MORGAN EMBI GLOBAL DIVERSIFIED AND 50% JP MORGAN GBI-EM GLOBAL DIVERSIFIED	–3.05	0.24
JP MORGAN EMBI GLOBAL DIVERSIFIED	5.65	8.02
JP MORGAN GBI-EM GLOBAL DIVERSIFIED	–11.14	–7.09

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely weighted USD-denominated emerging markets sovereign bond index. The EMBI Global Diversified has the same instrument composition as the market-capitalization weighted EMBI Global, which includes USD-denominated fixed and floating rate instruments issued by sovereign and quasi-sovereign entities. The EMBI Global Diversified limits the weights of the index countries by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

JP Morgan Government Bond-Emerging Market Index Global Diversified (GBI-EM Global Diversified) tracks the performance of local currency debt issued by emerging market governments. The index incorporates a constrained market-capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers), for greater diversification among issuing governments.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 119.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000

CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NMEDX
INCEPTION DATE	12/3/13
NET ASSETS	$107 MILLION
NET ASSET VALUE	$9.15
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	1.29%
NET EXPENSE RATIO	0.94%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN FUNDS ANNUAL REPORT	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The high-yield bond market delivered modestly positive results during the 12-month reporting period ended March 31, 2015, with the BofA Merrill Lynch U.S. High Yield Master II Constrained Index returning 2.06%. With its 14% weighting in the energy sector, the high yield market was very much exposed to the significant decline in oil prices that occurred during the second half of 2014. As an indication of the impact that energy had on high yield returns, near the end of December 2014 more than half of the energy sector except for pipelines traded below 90 cents on the dollar, while only 11% of the remaining high yield market traded at such a discount. For the period, higher quality issues outperformed those of lower quality.

During the reporting period, the Multi-Manager High Yield Opportunity Fund returned 1.15%, compared to the benchmark BofA Merrill Lynch U.S. High Yield Master II Constrained Index return of 2.06%. This return placed the Fund near the median of the Morningstar high yield fund peer group for the period.

The majority of the Fund’s underperformance compared with the benchmark occurred during the first quarter of 2015. An overweight allocation to CCC-rated securities and a subsequent underweight to BB-rated issues detracted from returns. This positioning was largely driven by sub-adviser DDJ. In addition, off-benchmark exposure to non-dollar securities detracted from performance. Sub-adviser Loomis was largely responsible for these exposures. An overweight to energy also subtracted from results during the reporting period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	THREE YEAR	FIVE YEAR	SINCE INCEPTION
MULTI-MANAGER HIGH YIELD OPPORTUNITY	1.15%	6.68%	7.48%	8.07%
BofA MERRILL LYNCH U.S. HY MASTER II CONSTRAINED INDEX	2.06	7.45	8.39	9.69

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Master II Index, but caps issuer based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

Portfolio composition is subject to change.

Information about Investment Considerations can be found on page 119.

PORTFOLIO MANAGERS

JESSICA K. HART With Northern Trust since 2000

CHRISTOPHER E. VELLA With Northern Trust since 2004

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	NMHYX
INCEPTION DATE	9/23/09
NET ASSETS	$532 MILLION
NET ASSET VALUE	$10.12
DIVIDEND SCHEDULE	MONTHLY
GROSS EXPENSE RATIO(1)	1.00%
NET EXPENSE RATIO	0.90%

(1)	The Gross Expense Ratio presented is based on the gross expense ratio as reported in the Fund’s current prospectus, which may differ from the gross expense ratio presented in the Fund’s financial highlights.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

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NORTHERN FUNDS ANNUAL REPORT	11	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MULTI-MANAGER GLOBAL REAL ESTATE FUND
ASSETS:
Investments, at value	$1,285,279	$1,356,773	$737,923
Investments in affiliates, at value	30,772	45,527	34,714
Foreign currencies, at value (cost $9,403, $333, $201, $2,786, $622, $629, respectively)	9,213	333	201
Dividend income receivable	3,246	1,237	2,339
Interest income receivable	–	–	–
Receivable for foreign tax reclaimable	321	975	901
Receivable for securities sold	3,611	8,233	4,286
Receivable for variation margin on futures contracts	–	–	–
Receivable for fund shares sold	287	1,289	101
Receivable from investment adviser	34	4	12
Unrealized gain on forward foreign currency exchange contracts	–	–	–
Prepaid and other assets	3	1	1
Total Assets	1,332,766	1,414,372	780,478
LIABILITIES:
Cash overdraft	–	–	–
Unrealized loss on forward foreign currency exchange contracts	–	–	–
Payable for securities purchased	5,864	3,299	7,587
Payable for when-issued securities	–	–	–
Payable for variation margin on futures contracts	–	274	–
Payable for fund shares redeemed	13,059	6,645	5,200
Payable to affiliates:
Management fees (Note 5)	327	244	157
Custody and accounting fees	26	28	17
Shareholder servicing fees	40	2	11
Transfer agent fees	4	4	2
Trustee fees	2	1	1
Accrued other liabilities	144	32	51
Total Liabilities	19,466	10,529	13,026
Net Assets	$1,313,300	$1,403,843	$767,452
ANALYSIS OF NET ASSETS:
Capital stock	$1,204,820	$1,356,886	$610,417
Accumulated undistributed net investment income (loss)	(1,322)	5,864	8,411
Accumulated undistributed net realized gain (loss)	(30,076)	2,684	53,082
Net unrealized appreciation (depreciation)	139,878	38,409	95,542
Net Assets	$1,313,300	$1,403,843	$767,452
Shares Outstanding ($.0001 par value, unlimited authorization)	71,958	114,909	46,075
Net Asset Value, Redemption and Offering Price Per Share	$18.25	$12.22	$16.66
Investments, at cost	$1,145,120	$1,318,283	$642,212
Investments in affiliates, at cost	30,772	45,527	34,714

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	12	NORTHERN FUNDS ANNUAL REPORT

MARCH 31, 2015

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MULTI-MANAGER LARGE CAP FUND	MULTI-MANAGER MID CAP FUND	MULTI-MANAGER SMALL CAP FUND	MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

$1,821,666	$501,963	$789,983	$292,357	$98,349	$507,949
63,359	11,705	23,147	11,797	7,037	16,286
2,665	–	–	–	626	629
6,051	619	847	195	–	32
–	–	–	–	1,406	8,614
4,307	–	–	–	27	–
30,125	6,442	3,252	531	3,491	5,514
–	1	4	1	–	–
207	–	34	34	–	6
23	6	6	5	3	8
–	–	–	–	–	183
2	1	1	1	1	1
1,928,405	520,737	817,274	304,921	110,940	539,222

–	–	–	–	31	–
–	–	–	–	–	27
6,531	285	3,911	565	3,906	2,060
–	–	–	–	–	525
197	9	40	8	–	40
5,209	1,043	865	936	60	4,174
422	88	152	63	18	88
37	7	9	8	5	12
11	4	30	2	–	2
6	2	2	1	–	2
2	–	4	1	–	1
227	33	33	32	32	33
12,642	1,471	5,046	1,616	4,052	6,964
$1,915,763	$519,266	$812,228	$303,305	$106,888	$532,258

$1,825,818	$331,399	$554,623	$214,743	$119,903	$542,769
2,970	220	73	(339)	(4,617)	194
(158,356)	46,202	39,651	17,963	(4,862)	(360)
245,331	141,445	217,881	70,938	(3,536)	(10,345)
$1,915,763	$519,266	$812,228	$303,305	$106,888	$532,258
183,514	56,054	62,663	30,160	11,687	52,618
$10.44	$9.26	$12.96	$10.06	$9.15	$10.12
$1,575,773	$360,532	$572,494	$221,519	$101,844	$518,289
63,359	11,705	23,147	11,797	7,037	16,286

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	13	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF OPERATIONS

Amounts in thousands	MULTI- MANAGER EMERGING MARKETS EQUITY FUND	MULTI- MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
INVESTMENT INCOME:
Dividend income	$47,075 (1)	$42,329 (1)
Dividend income from investments in affiliates	4	4
Interest income	–	–
Total Investment Income	47,079	42,333
EXPENSES:
Management fees (Note 5)	16,754	9,611
Investment advisory fees (Note 5)	5,867	2,460
Administration fees (Note 5)	757	467
Custody fees	1,665	1,286
Accounting fees	55	36
Transfer agent fees	701	473
Registration fees	42	29
Printing fees	50	24
Professional fees	55	33
Shareholder servicing fees	179	10
Trustee fees	58	20
Interest expense	–	–
Other	146	11
Total Expenses	26,329	14,460
Less expenses reimbursed by investment adviser	(1,859)	(565)
Net Expenses	24,470	13,895
Net Investment Income (Loss)	22,609	28,438
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	24,094	37,368
Futures contracts	–	465
Foreign currency transactions	(1,160)	(462)
Net change in unrealized appreciation (depreciation) on:
Investments	(92,591)	(67,783)
Futures contracts	–	21
Foreign currency translations	(253)	(185)
Net Gains (Losses)	(69,910)	(30,576)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(47,301)	$(2,138)

(1)	Net of $5,134, $3,396, $1,250, $6,728, $5 and $80 respectively in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	14	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED MARCH 31, 2015

MULTI- MANAGER GLOBAL REAL ESTATE FUND	MULTI- MANAGER INTERNATIONAL EQUITY FUND	MULTI- MANAGER LARGE CAP FUND	MULTI- MANAGER MID CAP FUND	MULTI- MANAGER SMALL CAP FUND	MULTI- MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MULTI- MANAGER HIGH YIELD OPPORTUNITY FUND

$24,137 (1)	$66,377 (1)	$10,390	$11,644	$3,373 (1)	$–	$538
4	9	2	3	1	1	3
21	1	–	–	–	6,706 (1)	37,427
24,162	66,387	10,392	11,647	3,374	6,707	37,968

6,804	20,053	3,918	6,457	2,717	788	3,943
2,478	7,425	1,412	2,078	1,013	209	1,442
338	1,069	235	346	138	42	270
822	2,281	108	176	112	145	615
27	76	20	28	14	8	23
323	980	224	330	130	42	250
29	43	25	29	28	25	46
26	55	20	11	15	20	20
33	54	33	53	33	33	33
52	62	22	172	9	–	34
20	58	20	20	20	20	20
–	–	1	–	–	1	4
34	189	12	12	11	10	12
10,986	32,345	6,050	9,712	4,240	1,343	6,712
(1,354)	(2,231)	(622)	(806)	(450)	(210)	(904)
9,632	30,114	5,428	8,906	3,790	1,133	5,808
14,530	36,273	4,964	2,741	(416)	5,574	32,160

158,301	110,851	90,206	96,396	52,253	(8,743)	10,306
–	(1,036)	772	1,172	428	–	(1,098)
259	(654)	–	–	–	(400)	383
(68,825)	(201,310)	(36,105)	(21,790)	(31,067)	(5,012)	(36,603)
–	(366)	(20)	261	112	–	(105)
(191)	(925)	–	–	–	(91)	145
89,544	(93,440)	54,853	76,039	21,726	(14,246)	(26,972)
$104,074	$(57,167)	$59,817	$78,780	$21,310	$(8,672)	$5,188

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	15	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	MULTI-MANAGER EMERGING MARKETS EQUITY FUND		MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND		MULTI-MANAGER GLOBAL REAL ESTATE FUND		MULTI-MANAGER INTERNATIONAL EQUITY FUND
Amounts in thousands	2015	2014	2015	2014	2015	2014	2015	2014
OPERATIONS:
Net investment income (loss)	$22,609	$21,852	$28,438	$12,009	$14,530	$14,735	$36,273	$33,475
Net realized gains (losses)	22,934	13,550	37,371	23,155	158,560	74,016	109,161	80,380
Net change in unrealized appreciation (depreciation)	(92,844)	(11,068)	(67,947)	89,001	(69,016)	(83,871)	(202,601)	170,375
Net Increase (Decrease) in Net Assets Resulting from Operations	(47,301)	24,334	(2,138)	124,165	104,074	4,880	(57,167)	284,230
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(629,051)	(257,476)	351,992	709,435	(128,239)	(133,360)	(835,649)	396,064
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(629,051)	(257,476)	351,992	709,435	(128,239)	(133,360)	(835,649)	396,064
DISTRIBUTIONS PAID:
From net investment income	(17,000)	(24,600)	(24,470)	(9,767)	(15,281)	(24,850)	(44,959)	(32,100)
From net realized gains	–	–	(50,719)	(10,389)	(90,186)	(92,459)	–	–
Total Distributions Paid	(17,000)	(24,600)	(75,189)	(20,156)	(105,467)	(117,309)	(44,959)	(32,100)
Total Increase (Decrease) in Net Assets	(693,352)	(257,742)	274,665	813,444	(129,632)	(245,789)	(937,775)	648,194
NET ASSETS:
Beginning of year	2,006,652	2,264,394	1,129,178	315,734	897,084	1,142,873	2,853,538	2,205,344
End of year	$1,313,300	$2,006,652	$1,403,843	$1,129,178	$767,452	$897,084	$1,915,763	$2,853,538
Accumulated Undistributed Net Investment Income (Loss)	$(1,322)	$(6,104)	$5,864	$1,334	$8,411	$(919)	$2,970	$8,725

(1)	Commenced investment operations on December 3, 2013.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	16	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER LARGE CAP FUND		MULTI-MANAGER MID CAP FUND		MULTI-MANAGER SMALL CAP FUND		MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND(1)		MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
2015	2014	2015	2014	2015	2014	2015	2014	2015	2014

$4,964	$5,650	$2,741	$3,420	$(416)	$(1,493)	$5,574	$1,105	$32,160	$37,192
90,978	119,234	97,568	148,945	52,681	81,571	(9,143)	(348)	9,591	16,645
(36,125)	26,019	(21,529)	37,434	(30,955)	14,743	(5,103)	1,567	(36,563)	(12,535)
59,817	150,903	78,780	189,799	21,310	94,821	(8,672)	2,324	5,188	41,302

(98,762)	(249,800)	(84,965)	(30,015)	(44,279)	(89,465)	19,385	100,564	(158,109)	(19,838)
(98,762)	(249,800)	(84,965)	(30,015)	(44,279)	(89,465)	19,385	100,564	(158,109)	(19,838)

(4,962)	(5,527)	(3,535)	(4,000)	(303)	–	(4,134)	(714)	(32,847)	(38,400)
(87,691)	(86,105)	(130,062)	(144,295)	(63,211)	(61,571)	(1,865)	–	(10,424)	(23,682)
(92,653)	(91,632)	(133,597)	(148,295)	(63,514)	(61,571)	(5,999)	(714)	(43,271)	(62,082)
(131,598)	(190,529)	(139,782)	11,489	(86,483)	(56,215)	4,714	102,174	(196,192)	(40,618)

650,864	841,393	952,010	940,521	389,788	446,003	102,174	–	728,450	769,068
$519,266	$650,864	$812,228	$952,010	$303,305	$389,788	$106,888	$102,174	$532,258	$728,450
$220	$218	$73	$795	$(339)	$(372)	$(4,617)	$275	$194	$78

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	17	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND
Selected per share data	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$18.98	$18.92	$18.67		$23.13	$20.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.24	0.18	0.15		0.22	0.10
Net realized and unrealized gains (losses)	(0.78)	0.09	0.33		(2.07)	4.20
Total from Investment Operations	(0.54)	0.27	0.48		(1.85)	4.30
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.19)	(0.21)	(0.23)		(0.21)	(0.16)
From net realized gains	–	–	–		(2.40)	(1.86)
Total Distributions Paid	(0.19)	(0.21)	(0.23)		(2.61)	(2.02)
Net Asset Value, End of Year	$18.25	$18.98	$18.92		$18.67	$23.13
Total Return(2)	(2.80)%	1.45%	2.56%		(5.86)%	20.88%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,313,300	$2,006,652	$2,264,394		$1,818,621	$2,470,359
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.35%	1.33%	1.35	%(4)	1.44%	1.45%
Expenses, before reimbursements and credits	1.45%	1.53%	1.53%		1.52%	1.52%
Net investment income, net of reimbursements and credits(3)	1.25%	1.00%	0.87	%(4)	1.01%	0.42%
Net investment income, before reimbursements and credits	1.15%	0.80%	0.69%		0.93%	0.35%
Portfolio Turnover Rate	36.18%	54.90%	35.44%		46.58%	76.35%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $9,000, $44,000, $81,000, $48,000 and $149,000, which represent less than 0.005, less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.35%. Prior to January 1, 2013, the expense limitation had been 1.40%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	18	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND
Selected per share data	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$12.81	$10.86	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26	0.23	0.11
Net realized and unrealized gains (losses)	(0.17)	2.12	0.85
Total from Investment Operations	0.09	2.35	0.96
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.23)	(0.21)	(0.10)
From net realized gains	(0.45)	(0.19)	–
Total Distributions Paid	(0.68)	(0.40)	(0.10)
Net Asset Value, End of Period	$12.22	$12.81	$10.86
Total Return(3)	0.64%	22.15%	9.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$1,403,843	$1,129,178	$315,734
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits(5)	1.00%	1.00%	0.99%
Expenses, before reimbursements and credits	1.04%	1.18%	1.27%
Net investment income, net of reimbursements and credits(5)	2.05%	2.10%	1.99	%(6)
Net investment income, before reimbursements and credits	2.01%	1.92%	1.71	%(6)
Portfolio Turnover Rate	58.31%	52.90%	50.68%

(1)	Commenced investment operations on September 18, 2012.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $10,000, $15,000 and $10,000, which represent less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2015 and 2014 and the period from September 18, 2012 (commencement of operations) to March 31, 2013, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	As the Fund commenced investment operations on September 18, 2012, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	19	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$16.81	$19.02	$17.29		$18.20	$17.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.27	0.23	0.23		0.21	0.17
Net realized and unrealized gains (losses)	1.77	(0.17)	2.73		0.09	2.56
Total from Investment Operations	2.04	0.06	2.96		0.30	2.73
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.29)	(0.44)	(0.39)		(0.26)	(0.23)
From net realized gains	(1.90)	(1.83)	(0.84)		(0.95)	(1.38)
Total Distributions Paid	(2.19)	(2.27)	(1.23)		(1.21)	(1.61)
Net Asset Value, End of Year	$16.66	$16.81	$19.02		$17.29	$18.20
Total Return(2)	12.76%	0.96%	17.62%		2.66%	16.59%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$767,452	$897,084	$1,142,873		$764,154	$820,472
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.10%	1.10%	1.16	%(4)	1.27%	1.29%
Expenses, before reimbursements and credits	1.26%	1.48%	1.46%		1.47%	1.47%
Net investment income, net of reimbursements and credits(3)	1.67%	1.47%	1.24	%(4)	1.20%	0.95%
Net investment income, before reimbursements and credits	1.51%	1.09%	0.94%		1.00%	0.77%
Portfolio Turnover Rate	117.05%	48.54%	63.98%		64.16%	54.79%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $22,000, $49,000, $22,000 and $77,000, which represent less than 0.005, less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.10%. Prior to January 1, 2013, the expense limitation had been 1.20%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	20	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER INTERNATIONAL EQUITY FUND
Selected per share data	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Year	$10.92	$9.88		$9.25	$10.17	$9.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	0.12		0.16	0.16	0.07
Net realized and unrealized gains (losses)	(0.45)	1.04		0.65	(0.92)	0.98
Total from Investment Operations	(0.25)	1.16		0.81	(0.76)	1.05
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.23)	(0.12)		(0.18)	(0.16)	(0.07)
From net realized gains	–	–		–	–	–
Total Distributions Paid	(0.23)	(0.12)		(0.18)	(0.16)	(0.07)
Net Asset Value, End of Year	$10.44	$10.92		$9.88	$9.25	$10.17
Total Return(2)	(2.27)%	11.70%		8.92%	(7.24)%	11.49%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,915,763	$2,853,538		$2,205,344	$2,242,204	$3,451,805
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.21%	1.29	%(4)	1.31%	1.37%	1.38%
Expenses, before reimbursements and credits	1.30%	1.41%		1.43%	1.40%	1.41%
Net investment income, net of reimbursements and credits(3)	1.45%	1.31	%(4)	1.59%	1.44%	0.74%
Net investment income, before reimbursements and credits	1.36%	1.19%		1.47%	1.41%	0.71%
Portfolio Turnover Rate	35.87%	39.36%		53.03%	70.80%	123.93%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $19,000, $66,000, $114,000, $92,000 and $374,000, which represent less than 0.005, less than 0.005, 0.01, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	Effective January 1, 2014, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses to 1.20%. Prior to January 1, 2014, the expense limitation had been 1.35%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	21	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER LARGE CAP FUND
Selected per share data	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Year	$9.92	$9.32		$9.85	$9.56	$8.19
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.08	0.08		0.08	0.05	0.04
Net realized and unrealized gains	0.89	1.96		0.68	0.56	1.38
Total from Investment Operations	0.97	2.04		0.76	0.61	1.42
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)	(0.08)		(0.09)	(0.05)	(0.05)
From net realized gains	(1.55)	(1.36)		(1.20)	(0.27)	—
Total Distributions Paid	(1.63)	(1.44)		(1.29)	(0.32)	(0.05)
Net Asset Value, End of Year	$9.26	$9.92		$9.32	$9.85	$9.56
Total Return(1)	10.08%	22.41%		8.77%	6.96%	17.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$519,266	$650,864		$841,393	$1,125,715	$1,048,810
Ratio to average net assets of:
Expenses, net of reimbursements and credits(2)	0.90%	1.05	%(3)	1.10%	1.16%	1.19%
Expenses, before reimbursements and credits	1.00%	1.20%		1.19%	1.19%	1.20%
Net investment income, net of reimbursements and credits(2)	0.82%	0.77	%(3)	0.85%	0.59%	0.52%
Net investment income, before reimbursements and credits	0.72%	0.62%		0.76%	0.56%	0.51%
Portfolio Turnover Rate	22.69%	43.20%		57.95%	39.43%	69.02%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $4,000, $15,000, $36,000, $43,000 and $99,000, which represents less than 0.005, less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012, and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.
(3)	Effective January 1, 2014, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses to 0.90%. Prior to January 1, 2014, the expense limitation had been 1.10%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	22	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER MID CAP FUND
Selected per share data	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Year	$13.96	$13.44	$12.40		$12.59	$10.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05	0.05	0.10		0.03	— (1)
Net realized and unrealized gains	1.14	2.78	1.55		0.14	2.46
Total from Investment Operations	1.19	2.83	1.65		0.17	2.46
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)	(0.06)	(0.10)		(0.01)	(0.01)
From net realized gains	(2.13)	(2.25)	(0.51)		(0.35)	—
Total Distributions Paid	(2.19)	(2.31)	(0.61)		(0.36)	(0.01)
Net Asset Value, End of Year	$12.96	$13.96	$13.44		$12.40	$12.59
Total Return(2)	9.20%	21.79%	13.90%		1.93%	24.28%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$812,228	$952,010	$940,521		$1,059,880	$1,138,398
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.00%	1.00%	1.07	%(4)	1.17%	1.19%
Expenses, before reimbursements and credits	1.09%	1.21%	1.21%		1.20%	1.20%
Net investment income (loss), net of reimbursements and credits(3)	0.31%	0.35%	0.73	%(4)	0.25%	(0.01)%
Net investment income (loss), before reimbursements and credits	0.22%	0.14%	0.59%		0.22%	(0.02)%
Portfolio Turnover Rate	55.89%	72.72%	67.67%		54.53%	62.29%

(1)	Per share amount from net investment loss was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income (loss) ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $20,000, $32,000, $25,000 and $68,000, which represent less than 0.005, less than 0.005, less than 0.005, less than 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.
(4)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 1.00%. Prior to January 1, 2013, the expense limitation had been 1.10%.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	23	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued

MULTI-MANAGER SMALL CAP FUND
Selected per share data	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Year	$11.53	$10.89		$9.82	$11.12	$8.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)	(0.05)		0.01	— (1)	(0.05)
Net realized and unrealized gains (losses)	0.75	2.71		1.33	(0.33)	2.32
Total from Investment Operations	0.73	2.66		1.34	(0.33)	2.27
LESS DISTRIBUTIONS PAID:
From net investment income	(0.01)	—		(0.08)	—	—
From net realized gains	(2.19)	(2.02)		(0.19)	(0.97)	—
Total Distributions Paid	(2.20)	(2.02)		(0.27)	(0.97)	—
Net Asset Value, End of Year	$10.06	$11.53		$10.89	$9.82	$11.12
Total Return(2)	7.11%	25.17%		14.01%	(1.53)%	25.79%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$303,305	$389,788		$446,003	$485,975	$591,747
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	1.10%	1.25	%(4)	1.30%	1.37%	1.39%
Expenses, before reimbursements and credits	1.23%	1.43%		1.41%	1.41%	1.41%
Net investment income (loss), net of reimbursements and credits(3)	(0.12)%	(0.36	)%(4)	0.14%	(0.05)%	(0.47)%
Net investment income (loss), before reimbursements and credits	(0.25)%	(0.54)%		0.03%	(0.09)%	(0.49)%
Portfolio Turnover Rate	43.01%	41.64%		59.67%	56.47%	192.09%

(1)	Per share amount from net investment loss was less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income (loss) ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, $14,000, $24,000, $27,000 and $58,000, which represent less than 0.005, less than 0.005, 0.005, 0.005 and 0.01 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses and net investment loss increased by a corresponding amount.
(4)	Effective January 1, 2014, the investment adviser agreed to increase the expense reimbursements it provides to the Fund by contractually limiting the Fund’s total expenses to 1.10%. Prior to January 1, 2014, the expense limitation had been 1.30%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	24	NORTHERN FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND
Selected per share data	2015	2014(1)
Net Asset Value, Beginning of Period	$10.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.46	0.12
Net realized and unrealized gains (losses)	(1.00)	0.13
Total from Investment Operations	(0.54)	0.25
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.34)	(0.08)
From net realized gains	(0.14)	—
Total Distributions Paid	(0.48)	(0.08)
Net Asset Value, End of Period	$9.15	$10.17
Total Return(3)	(5.52)%	2.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$106,888	$102,174
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits(5)	0.94%	0.92%
Expenses, before reimbursements and credits	1.11%	1.42%
Net investment income, net of reimbursements and credits(5)	4.62%	4.43	%(6)
Net investment income, before reimbursements and credits	4.45%	3.93	%(6)
Portfolio Turnover Rate	273.46%	38.02%

(1)	Commenced investment operations on December 3, 2013.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000 and $3,000, which represent less than 0.005 and 0.01 percent of average net assets for fiscal year ended March 31, 2015 and the period from December 3, 2013 (commencement of operations) to March 31, 2014, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(6)	As the Fund commenced investment operations on December 3, 2013, annualized net investment income may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	25	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS continued	FOR THE FISCAL YEARS ENDED MARCH 31,

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2015	2014	2013		2012	2011
Net Asset Value, Beginning Year	$10.72	$11.00	$10.44		$10.98	$10.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.53	0.56	0.65		0.68	0.68
Net realized and unrealized gains (losses)	(0.41)	0.10	0.65		(0.29)	0.68
Total from Investment Operations	0.12	0.66	1.30		0.39	1.36
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.54)	(0.58)	(0.65)		(0.71)	(0.68)
From net realized gains	(0.18)	(0.36)	(0.09)		(0.22)	(0.11)
Total Distributions Paid	(0.72)	(0.94)	(0.74)		(0.93)	(0.79)
Net Asset Value, End of Year	$10.12	$10.72	$11.00		$10.44	$10.98
Total Return(2)	1.15%	6.31%	12.90%		4.05%	13.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$532,258	$728,450	$769,068		$645,730	$649,149
Ratio to average net assets of:
Expenses, net of reimbursements and credits(3)	0.90%	0.90%	0.97	%(4)	1.07%	1.08%
Expenses, before reimbursements and credits	1.04%	1.19%	1.18%		1.17%	1.18%
Net investment income, net of reimbursements and credits(3)	4.99%	5.21%	6.09	%(4)	6.53%	6.46%
Net investment income, before reimbursements and credits	4.85%	4.92%	5.88%		6.43%	6.36%
Portfolio Turnover Rate	53.92%	68.10%	96.04%		80.61%	43.11%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, $28,000, $59,000, $27,000 and $88,000, which represent less than 0.005, less than 0.005, 0.01, less than 0.005 and 0.02 percent of average net assets for the fiscal years ended March 31, 2015, 2014, 2013, 2012 and 2011, respectively. Absent the additional reimbursements, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.
(4)	Effective January 1, 2013, the investment advisers agreed to increase the expense reimbursements they provide to the Fund by contractually limiting the Fund’s total expenses to 0.90%. Prior to January 1, 2013, the expense limitation had been 1.00%.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	26	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND	MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.5%

Brazil – 4.5%

Ambev S.A. ADR	94,793	$546

B2W Cia Digital *	373,220	2,362

Banco do Brasil S.A.	113,859	821

BB Seguridade Participacoes S.A.	748,800	7,674

BRF S.A. ADR	254,528	5,035

CETIP S.A. – Mercados Organizados	209,500	2,091

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	204,200	854

EDP – Energias do Brasil S.A.	101,400	331

Fibria Celulose S.A. *	1,173,400	16,673

JBS S.A.	988,800	4,396

Light S.A.	55,900	252

Localiza Rent a Car S.A.	210,700	2,415

Lojas Renner S.A.	114,900	3,241

Mahle-Metal Leve S.A.	23,500	145

Petroleo Brasileiro S.A. *	83,986	253

Petroleo Brasileiro S.A. ADR *	1,550,387	9,318

Porto Seguro S.A.	33,300	371

Sao Martinho S.A.	25,637	311

Tim Participacoes S.A. ADR	103,100	1,709
		58,798

Chile – 0.1%

Banco Santander Chile ADR	40,142	870

Inversiones La Construccion S.A.	15,271	179
		1,049

China – 13.0%

Agricultural Bank of China Ltd., Class H	1,529,000	758

Air China Ltd., Class H	3,470,000	3,526

Alibaba Group Holding Ltd. ADR *	33,200	2,764

Anhui Conch Cement Co. Ltd., Class H	939,000	3,557

ANTA Sports Products Ltd.	576,000	1,053

Baidu, Inc. ADR *	28,998	6,043

Bank of China Ltd., Class H	4,312,106	2,493

Baoxin Auto Group Ltd.	2,798,500	1,513

Central China Real Estate Ltd.	1,250,883	317

China BlueChemical Ltd., Class H	880,000	336

China Cinda Asset Management Co. Ltd., Class H *	9,716,900	4,803

China Coal Energy Co. Ltd., Class H	2,106,000	1,163

China Construction Bank Corp., Class H	21,955,247	18,245

China Dongxiang Group Co. Ltd.	7,717,000	1,393

China Life Insurance Co. Ltd., Class H	2,097,000	9,222

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.5% – continued

China – 13.0% – continued

China Pacific Insurance Group Co. Ltd., Class H	1,135,300	$5,408

China Petroleum & Chemical Corp., Class H	1,809,271	1,443

China Shenhua Energy Co. Ltd., Class H	2,052,500	5,246

China Shineway Pharmaceutical Group Ltd.	983,750	1,492

China Shipping Container Lines Co. Ltd., Class H *	8,580,000	2,719

Chongqing Rural Commercial Bank Co. Ltd., Class H	1,692,446	1,094

CNOOC Ltd.	3,435,342	4,864

CSR Corp. Ltd., Class H	4,395,000	5,805

Datang International Power Generation Co. Ltd., Class H	1,760,000	899

Dongfeng Motor Group Co. Ltd., Class H	2,276,000	3,658

Evergrande Real Estate Group Ltd.	1,200,000	606

Fuyao Glass Industry Group Co. Ltd., Class H (1)(2)*	34,229	84

GF Securities Co. Ltd., Class H *	74,090	180

GOME Electrical Appliances Holding Ltd.	2,833,000	409

Guangzhou Automobile Group Co. Ltd., Class H	12,145,421	11,605

Guangzhou R&F Properties Co. Ltd., Class H	611,600	626

Hengan International Group Co. Ltd.	343,500	4,129

Huadian Fuxin Energy Corp. Ltd., Class H	3,734,000	1,826

Huaneng Power International, Inc., Class H	1,058,000	1,247

Industrial & Commercial Bank of China Ltd., Class H	12,559,937	9,271

JD.com, Inc. ADR *	139,937	4,111

Jiangsu Expressway Co. Ltd., Class H	508,000	683

Jintian Pharmaceutical Group Ltd.	510,000	196

Kaisa Group Holdings Ltd.	279,000	56

KWG Property Holding Ltd.	483,500	343

Lenovo Group Ltd.	3,060,000	4,457

Luye Pharma Group Ltd. *	3,179,152	3,844

Perfect World Co. Ltd. ADR	10,759	200

PetroChina Co. Ltd., Class H	2,604,024	2,892

Ping An Insurance Group Co. of China Ltd., Class H	489,500	5,888

Shanghai Electric Group Co. Ltd., Class H	1,852,000	1,221

Sinopharm Group Co. Ltd., Class H	676,400	2,755

Sinotrans Ltd., Class H	1,041,000	597

SOHO China Ltd.	762,442	519

Tencent Holdings Ltd.	695,600	13,150

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	27	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.5% – continued

China – 13.0% – continued

Tianhe Chemicals Group Ltd. (1)(2)*	17,672,000	$2,667

TravelSky Technology Ltd., Class H	176,000	202

Trina Solar Ltd. ADR *	379,600	4,589

Vipshop Holdings Ltd. ADR *	60,100	1,769

Yuzhou Properties Co. Ltd.	463,000	110

Zhejiang Expressway Co. Ltd., Class H	830,000	1,098
		171,144

Colombia – 0.0%

Grupo Argos S.A.	18,134	116

Czech Republic – 1.0%

CEZ A.S.	111,746	2,735

Komercni banka A.S.	46,838	10,118
		12,853

Egypt – 1.6%

Commercial International Bank Egypt S.A.E.	2,838,857	20,944

Greece – 0.2%

OPAP S.A.	238,884	2,240

Hong Kong – 7.9%

AIA Group Ltd.	1,034,600	6,484

ASM Pacific Technology Ltd.	336,800	3,502

Beijing Enterprises Holdings Ltd.	478,000	3,765

Brilliance China Automotive Holdings Ltd.	1,910,000	3,669

China Agri-Industries Holdings Ltd.	6,703,000	2,592

China Lumena New Materials Corp. (3)*	5,884,000	–

China Merchants Holdings International Co. Ltd.	712,000	2,791

China Mobile Ltd.	3,162,085	41,218

China Overseas Land & Investment Ltd.	1,294,000	4,186

China Power International Development Ltd.	9,124,068	4,776

China Unicom Hong Kong Ltd.	3,334,000	5,077

Dah Chong Hong Holdings Ltd.	2,893,000	1,423

Galaxy Entertainment Group Ltd.	888,000	4,026

GCL-Poly Energy Holdings Ltd. *	10,394,000	2,745

Haier Electronics Group Co. Ltd.	2,255,459	5,888

Kingboard Laminates Holdings Ltd.	3,815,500	1,551

NetDragon Websoft, Inc.	122,500	269

Pacific Basin Shipping Ltd.	9,473,600	3,129

Poly Property Group Co. Ltd.	270,000	131

Sands China Ltd.	657,041	2,714

Shanghai Industrial Holdings Ltd.	110,000	339

Stella International Holdings Ltd.	549,000	1,311

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.5% – continued

Hong Kong – 7.9% – continued

Texwinca Holdings Ltd.	2,337,000	$2,137
		103,723

Hungary – 0.7%

Magyar Telekom Telecommunications PLC *	1,366,493	2,012

OTP Bank PLC	355,898	6,754

Richter Gedeon Nyrt.	33,295	458
		9,224

India – 8.8%

Axis Bank Ltd.	388,615	3,475

Bank of Baroda	346,770	913

Bharti Airtel Ltd.	633,644	3,978

Cairn India Ltd.	118,948	407

Coal India Ltd.	490,052	2,838

HCL Technologies Ltd.	83,326	1,305

HDFC Bank Ltd.	202,348	3,324

HDFC Bank Ltd. ADR	53,400	3,145

Hindalco Industries Ltd.	1,878,216	3,871

Housing Development Finance Corp. Ltd.	28,898	607

ICICI Bank Ltd.	846,010	4,262

ICICI Bank Ltd. ADR	700,777	7,260

Indiabulls Housing Finance Ltd.	125,912	1,121

Infosys Ltd. ADR	19,170	673

ITC Ltd.	526,587	2,739

Larsen & Toubro Ltd.	163,103	4,480

National Aluminium Co. Ltd.	190,355	142

NHPC Ltd.	344,650	109

NTPC Ltd.	204,675	480

Oil India Ltd.	36,057	262

Power Finance Corp. Ltd.	246,328	1,074

Punjab National Bank *	335,625	779

Reliance Industries Ltd.	456,947	6,027

Rural Electrification Corp. Ltd.	205,159	1,092

Sesa Sterlite Ltd.	320,391	976

State Bank of India	162,450	693

Sun Pharmaceutical Industries Ltd.	111,370	1,819

Tata Consultancy Services Ltd.	564,093	23,004

Tata Motors Ltd.	154,641	1,349

Tata Motors Ltd. ADR	87,900	3,961

Tata Steel Ltd.	131,702	666

UCO Bank	196,018	200

Ultratech Cement Ltd.	76,745	3,528

UPL Ltd.	154,871	1,094

Vijaya Bank	275,231	204

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	28	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.5% – continued

India – 8.8% – continued

Wipro Ltd.	2,069,540	$20,905

Zee Entertainment Enterprises Ltd.	602,480	3,286
		116,048

Indonesia – 1.7%

Bank Rakyat Indonesia Persero Tbk PT	10,294,900	10,441

Indofood CBP Sukses Makmur Tbk PT	2,474,600	2,770

Indofood Sukses Makmur Tbk PT	5,087,400	2,893

Matahari Department Store Tbk PT	2,302,800	3,459

Matahari Putra Prima Tbk PT	1,176,600	356

Telekomunikasi Indonesia Persero Tbk PT	6,522,915	1,440

United Tractors Tbk PT	534,300	890
		22,249

Malaysia – 0.7%

British American Tobacco Malaysia Bhd.	23,392	434

DiGi.Com Bhd.	97,598	166

Genting Malaysia Bhd.	2,893,800	3,301

Hong Leong Financial Group Bhd.	68,840	315

Lafarge Malaysia Bhd.	122,348	325

Telekom Malaysia Bhd.	131,387	257

Tenaga Nasional Bhd.	862,700	3,340

UMW Holdings Bhd.	137,700	403

YTL Corp. Bhd.	850,700	383
		8,924

Mexico – 7.3%

Alfa S.A.B. de C.V., Series A *	3,877,546	7,842

America Movil S.A.B. de C.V., Series L	893,291	914

America Movil S.A.B. de C.V., Series L ADR	1,003,893	20,540

Cemex S.A.B. de C.V. ADR (Participation Certificate) *	1,085,484	10,280

Coca-Cola Femsa S.A.B. de C.V. ADR	4,605	368

Controladora Comercial Mexicana S.A.B. de C.V., Series UBC	137,900	444

Fomento Economico Mexicano S.A.B. de C.V. ADR *	47,205	4,414

Gentera S.A.B. de C.V. *	260,300	467

Gruma S.A.B. de C.V., Series B	91,749	1,167

Grupo Bimbo S.A.B. de C.V., Series A *	2,147,200	6,069

Grupo Financiero Banorte S.A.B. de C.V., Series O	1,237,400	7,174

Grupo Financiero Inbursa S.A.B. de C.V., Series O	905,800	2,283

Grupo Mexico S.A.B. de C.V., Series B	2,383,800	7,029

Grupo Televisa S.A.B. ADR *	798,355	26,354

Industrias Bachoco S.A.B. de C.V. ADR *	6,304	314

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.5% – continued

Mexico – 7.3% – continued

Megacable Holdings S.A.B. de C.V. *	42,000	$164
		95,823

Peru – 0.3%

Credicorp Ltd.	29,190	4,105

Philippines – 1.2%

Metropolitan Bank & Trust Co.	2,807,953	6,125

SM Investments Corp.	163,751	3,294

Universal Robina Corp.	1,190,430	6,013
		15,432

Poland – 0.7%

Asseco Poland S.A.	15,076	234

Cyfrowy Polsat S.A.	504,464	3,316

Energa S.A.	75,311	494

KGHM Polska Miedz S.A.	34,318	1,086

PGE Polska Grupa Energetyczna S.A.	142,209	782

Powszechna Kasa Oszczednosci Bank Polski S.A.	284,305	2,547

Tauron Polska Energia S.A.	390,812	455
		8,914

Qatar – 0.1%

Barwa Real Estate Co.	6,512	81

Doha Bank QSC	14,186	196

Industries Qatar QSC	32,360	1,233

United Development Co. QSC	44,768	258
		1,768

Russia – 3.5%

Gazprom OAO ADR	957,984	4,517

Lukoil OAO ADR	358,959	16,575

Magnit PJSC	13,186	2,571

Magnit PJSC GDR (Registered)	93,761	4,782

Mail.ru Group Ltd. GDR (Registered) *	125,565	2,473

MMC Norilsk Nickel OJSC ADR	232,233	4,103

Mobile TeleSystems OJSC ADR	319,687	3,229

OTCPharm *	27,410	86

Pharmstandard OJSC GDR (Registered) *	27,410	115

PhosAgro OAO GDR (Registered)	272,204	3,066

Rosneft OAO GDR (Registered)	588,750	2,517

Severstal PAO GDR (Registered)	94,546	1,061

Sistema JSFC GDR (Registered)	15,781	117

Surgutneftegas OAO ADR	60,876	374

Tatneft OAO ADR	8,529	252
		45,838

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	29	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.5% – continued

Singapore – 0.2%

CDL Hospitality Trusts	95,000	$121

China Yuchai International Ltd.	23,176	458

ComfortDelGro Corp. Ltd.	528,700	1,113

DBS Group Holdings Ltd.	36,700	543

Fortune Real Estate Investment Trust	152,000	161

Frasers Commercial Trust	94,000	103

Mapletree Logistics Trust	256,700	233

Starhill Global REIT	167,000	102
		2,834

South Africa – 7.5%

AngloGold Ashanti Ltd. ADR *	201,800	1,885

Aveng Ltd. *	837,836	777

Barloworld Ltd.	1,271,244	9,727

Bidvest Group (The) Ltd.	45,719	1,239

Coronation Fund Managers Ltd.	98,766	800

Discovery Ltd.	321,252	3,306

Emira Property Fund	137,106	203

FirstRand Ltd.	803,977	3,696

Investec Ltd.	113,271	939

Liberty Holdings Ltd.	48,885	677

Massmart Holdings Ltd.	304,828	3,761

Mediclinic International Ltd.	563,398	5,667

Mondi Ltd.	27,709	529

MTN Group Ltd.	278,024	4,686

Naspers Ltd., Class N	109,737	16,849

Netcare Ltd.	391,015	1,344

Reunert Ltd.	613,908	3,039

RMB Holdings Ltd.	172,653	993

Sasol Ltd.	91,200	3,087

Standard Bank Group Ltd.	829,512	11,456

Steinhoff International Holdings Ltd.	261,084	1,637

Tiger Brands Ltd.	75,283	1,896

Tongaat Hulett Ltd.	26,382	292

Truworths International Ltd.	2,234,905	16,208

Woolworths Holdings Ltd.	545,543	3,875
		98,568

South Korea – 12.2%

Amorepacific Corp.	456	1,377

ASIA Holdings Co. Ltd.	1,319	199

BS Financial Group, Inc.	211,102	2,886

Bukwang Pharmaceutical Co. Ltd.	28,983	689

Coway Co. Ltd.	11,510	947

Daekyo Co. Ltd.	48,771	301

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.5% – continued

South Korea – 12.2% – continued

Daishin Securities Co. Ltd.	24,414	$261

Dongbu Insurance Co. Ltd.	49,160	2,191

Hana Financial Group, Inc.	118,040	3,052

Hyundai Heavy Industries Co. Ltd. *	28,911	3,170

Hyundai Motor Co.	120,704	18,320

Industrial Bank of Korea	78,088	938

KB Financial Group, Inc.	72,868	2,573

Kia Motors Corp.	16,770	681

Korea District Heating Corp.	3,169	158

Korea Zinc Co. Ltd.	1,367	521

KT Corp. *	15,202	397

KT&G Corp.	12,095	967

LF Corp.	9,715	277

LG Chem Ltd.	13,639	2,774

LG Display Co. Ltd.	126,927	3,598

LG Electronics, Inc.	59,606	3,163

NAVER Corp.	687	415

POSCO	13,129	2,879

Samsung Electronics Co. Ltd.	59,809	77,531

Shinhan Financial Group Co. Ltd.	515,548	19,426

SK Hynix, Inc.	215,167	8,797

SK Networks Co. Ltd.	63,863	469

SK Telecom Co. Ltd.	2,916	718

Sungwoo Hitech Co. Ltd.	21,727	220
		159,895

Switzerland – 0.2%

Dufry A.G. (Registered) *	23,586	3,495

Taiwan – 11.4%

Advanced Semiconductor Engineering, Inc.	1,406,584	1,908

Asustek Computer, Inc.	118,000	1,185

AU Optronics Corp.	225,000	113

Casetek Holdings Ltd.	17,000	92

Catcher Technology Co. Ltd.	13,000	136

Chailease Holding Co. Ltd.	207,000	515

Cheng Uei Precision Industry Co. Ltd.	62,000	115

Chicony Electronics Co. Ltd.	38,000	106

ChipMOS Technologies, Inc.	81,000	122

Compal Electronics, Inc.	5,066,000	4,204

CTBC Financial Holding Co. Ltd.	5,269,000	3,496

Delta Electronics, Inc.	495,000	3,116

Eclat Textile Co. Ltd.	245,000	3,212

Epistar Corp.	1,673,000	2,690

Farglory Land Development Co. Ltd.	268,870	310

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	30	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.5% – continued

Taiwan – 11.4% – continued

Feng TAY Enterprise Co. Ltd.	38,000	$228

Foxconn Technology Co. Ltd.	38,000	102

Hermes Microvision, Inc.	72,000	4,142

Hiwin Technologies Corp.	108,000	797

Hon Hai Precision Industry Co. Ltd.	7,439,122	21,747

Innolux Corp.	221,000	110

King Yuan Electronics Co. Ltd.	131,000	119

King’s Town Bank Co. Ltd.	217,000	208

Kinsus Interconnect Technology Corp.	146,000	468

Largan Precision Co. Ltd.	42,000	3,601

Lite-On Technology Corp.	422,798	547

MediaTek, Inc.	300,000	4,055

Mega Financial Holding Co. Ltd.	3,359,000	2,783

Micro-Star International Co. Ltd.	89,000	105

Novatek Microelectronics Corp.	19,000	98

Pegatron Corp.	1,195,000	3,228

Powertech Technology, Inc.	455,000	783

President Chain Store Corp.	583,313	4,386

Quanta Computer, Inc.	270,000	650

Radiant Opto-Electronics Corp.	131,527	409

Realtek Semiconductor Corp.	350,280	1,116

Simplo Technology Co. Ltd.	46,000	231

Taishin Financial Holding Co. Ltd.	2,607,222	1,106

Taiwan Cement Corp.	835,000	1,176

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	939,200	22,052

Taiwan Semiconductor Manufacturing Co. Ltd.	8,516,542	39,511

Transcend Information, Inc.	67,000	237

Tripod Technology Corp.	53,000	107

United Microelectronics Corp.	1,588,000	784

Vanguard International Semiconductor Corp.	2,436,000	4,126

Win Semiconductors Corp.	112,000	153

Wistron Corp.	111,000	94

Yageo Corp.	2,572,780	5,293

Yuanta Financial Holding Co. Ltd.	6,931,300	3,481
		149,353

Thailand – 1.9%

Airports of Thailand PCL NVDR	357,700	3,072

Bangkok Bank PCL NVDR	560,100	3,172

Bangkok Expressway PCL NVDR	240,300	288

Delta Electronics Thailand PCL NVDR	172,900	400

GFPT PCL (Registered)	356,000	125

Hana Microelectronics PCL (Registered)	168,200	227

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.5% – continued

Thailand – 1.9% – continued

Kasikornbank PCL NVDR	658,835	$4,627

Kiatnakin Bank PCL (Registered)	356,700	428

Krung Thai Bank PCL (Registered)	1,690,492	1,184

PTT PCL NVDR	322,500	3,204

Siam Commercial Bank (The) PCL (Registered)	1,421,200	7,774

Thanachart Capital PCL NVDR	619,400	661
		25,162

Turkey – 2.5%

Akbank T.A.S.	816,300	2,396

Coca-Cola Icecek A.S.	174,852	2,952

Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	637,058	721

Eregli Demir ve Celik Fabrikalari T.A.S.	560,486	870

TAV Havalimanlari Holding A.S.	246,574	2,066

Tofas Turk Otomobil Fabrikasi A.S.	150,914	913

Tupras Turkiye Petrol Rafinerileri A.S.	543,485	12,881

Turk Hava Yollari A.O. *	226,968	749

Turk Telekomunikasyon A.S.	593,378	1,574

Turkiye Halk Bankasi A.S.	727,568	3,586

Turkiye Is Bankasi, Class C	198,367	447

Turkiye Sise ve Cam Fabrikalari A.S.	574,738	710

Ulker Biskuvi Sanayi A.S.	349,794	2,629
		32,494

United Arab Emirates – 1.5%

Abu Dhabi Commercial Bank PJSC	566,648	995

Air Arabia PJSC	792,954	306

Dubai Islamic Bank PJSC	331,622	559

Emaar Properties PJSC	8,283,839	14,795

First Gulf Bank PJSC	75,540	300

Union National Bank PJSC	2,043,483	3,134
		20,089

United Kingdom – 0.5%

Anglo American PLC	412,451	6,223

United States – 1.3%

Cognizant Technology Solutions Corp., Class A *	111,300	6,944

Flextronics International Ltd. *	112,950	1,432

Tenaris S.A. ADR	337,000	9,436
		17,812
Total Common Stocks (4)
(Cost $1,036,745)		1,215,117

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	31	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 4.3%

Brazil – 4.2%

Banco Bradesco S.A. ADR	58,838	$546

Bradespar S.A.	58,850	195

Centrais Eletricas Brasileiras S.A., Class B *	110,400	238

Cia Energetica de Minas Gerais S.A. ADR	664,895	2,719

Cia Energetica de Sao Paulo, Class B	89,900	670

Cia Paranaense de Energia ADR	32,399	340

Itau Unibanco Holding S.A.	71,688	796

Itau Unibanco Holding S.A. ADR	2,075,711	22,957

Itausa – Investimentos Itau S.A.	119,950	376

Klabin S.A.	237,000	1,356

Lojas Americanas S.A.	1,261,303	6,521

Metalurgica Gerdau S.A.	157,700	540

Petroleo Brasileiro S.A. *	780,556	2,397

Petroleo Brasileiro S.A. ADR *	393,975	2,399

Randon Participacoes S.A.	1,223,062	1,276

Telefonica Brasil S.A. ADR	80,800	1,235

Usinas Siderurgicas de Minas Gerais S.A., Class A *	1,039,775	1,632

Vale S.A.	1,162,913	5,641

Vale S.A. ADR	775,100	3,759
		55,593

South Korea – 0.1%

Samsung Electronics Co. Ltd.	734	729
Total Preferred Stocks (4)
(Cost $95,596)		56,322

	PRINCIPAL AMOUNT (000s) (5)	VALUE (000s)
FOREIGN ISSUER BONDS – 0.0%

India – 0.0%

NTPC Ltd., 8.49%, 3/25/25 (INR)	$2,558	$42
Total Foreign Issuer Bonds (4)
(Cost $42)		42

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 1.1%

China – 0.5%

Inner Mongolia Yili Industrial Group Co. Ltd., Exp. 10/24/19, Strike $0.01 (1)(2)*	705,500	$3,511

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 1.1% – continued

China – 0.5% – continued

Tasly Pharmaceutical Group Co. Ltd., Exp. 11/11/19, Strike $0.01 (1)(2)*	289,500	$2,251
		5,762

India – 0.3%

Maruti Suzuki India Ltd., Exp. 2/9/16, Strike $0.00 *	71,904	4,248

Pakistan – 0.2%

United Bank Ltd., Exp. 6/17/19, Strike $0.01 (1)(2)*	1,427,717	2,156

Taiwan – 0.1%

CTBC Financial Holding Co. Ltd., Exp. 3/9/16, Strike $0.01 (1)(2)*	2,455,483	1,632
Total Warrants (4)
(Cost $12,737)		13,798

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.3%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (6)	30,772,485	$30,772
Total Investment Companies
(Cost $30,772)		30,772

Total Investments – 100.2%
(Cost $1,175,892)		1,316,051

Liabilities less Other Assets – (0.2)%		(2,751)
NET ASSETS – 100.0%		$1,313,300

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is deter- mined by valuations supplied by a pricing service or brokers, or if not avail- able in accordance with procedures established by the Trustees of Northern Multi-Manager Funds.
(2)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of these restricted illiquid securities amounted to approximately $12,301,000 or 0.9% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

CTBC Financial Holding Co. Ltd., Exp. 3/9/16, Strike $0.01	3/29/12-8/1/14	$1,271

Fuyao Glass Industry Group Co. Ltd., Class H	3/25/15	75

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	32	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Inner Mongolia Yili Industrial Group Co. Ltd., Exp. 10/24/19, Strike $0.01	2/11/15-2/25/15	$3,144

Tasly Pharmaceutical Group Co. Ltd., Exp. 11/11/19, Strike $0.01	11/17/14-2/11/15	2,024

Tianhe Chemicals Group Ltd.	6/13/14-12/15/14	4,079

United Bank Ltd., Exp. 6/17/19, Strike $0.01	6/16/14-12/15/14	2,353

(3)	Value rounds to less than one thousand.
(4)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(5)	Principal amount is in USD unless otherwise indicated.
(6)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	14.2%
Consumer Staples	5.8
Energy	7.2
Financials	25.1
Health Care	1.6
Industrials	5.8
Information Technology	24.6
Materials	7.1
Telecommunication Services	6.9
Utilities	1.7

Total	100.0%

At March 31, 2015, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Hong Kong Dollar	19.9%
United States Dollar	19.8
Korean Won	12.5
Taiwan Dollar	9.9
South African Rand	8.0
Indian Rupee	7.9
Brazilian Real	5.0
All other currencies less than 5%	17.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2015 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)		TOTAL (000s)
Common Stocks
Brazil	$58,798	$–	$–		$58,798
Chile	1,049	–	–		1,049
China	19,560	151,584	–		171,144
Colombia	116	–	–		116
Hong Kong	–	103,723	–	*	103,723
India	15,038	101,010	–		116,048
Malaysia	434	8,490	–		8,924
Mexico	95,823	–	–		95,823
Peru	4,105	–	–		4,105
Qatar	81	1,687	–		1,768
Russia	5,799	39,953	86		45,838
Singapore	458	2,376	–		2,834
South Africa	1,885	96,683	–		98,568
Taiwan	22,052	127,301	–		149,353
Thailand	7,775	17,387	–		25,162
United States	17,812	–	–		17,812
All other countries (1)	–	314,052	–		314,052
Total Common Stocks	250,785	964,246	86		1,215,117

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	33	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND continued	MARCH 31, 2015

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Preferred Stocks
Brazil	$55,593	$–	$–	$55,593
South Korea	–	729	–	729
Total Preferred Stocks	55,593	729	–	56,322
Foreign Issuer Bonds	–	42	–	42
Warrants (1)	–	13,798	–	13,798
Investment Companies	30,772	–	–	30,772
Total Investments	$337,150	$978,815	$86	$1,316,051

(1)	Classifications as defined in the Schedule of Investments.

*	Amount rounds to less than one thousand.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Warrants
Taiwan	$1,632	Valuations based on parity price

At March 31, 2015, the Fund had transfers from Level 2 to Level 1 as disclosed below:

Transfers from Level 2 to Level 1
	Value (000s)	Reason
Common Stocks
Malaysia	$434	Valuations at official close price

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/14 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/15 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/15 (000s)

Common Stocks

Russia	$–	$–	$–	$–	$–	$86	$–	$86	$77

Transfers Into Level 3, noted above, were due to the Fund receiving an evaluated price from a third party provider

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	34	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND	MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.2%

Australia – 8.7%

AusNet Services	9,765,808	$10,840

DUET Group	10,769,180	20,873

Macquarie Atlas Roads Group	3,965,448	9,794

Origin Energy Ltd.	805,978	6,908

Spark Infrastructure Group	9,938,507	14,950

Transurban Group	8,131,236	58,890
		122,255

Austria – 0.3%

Flughafen Wien A.G.	41,921	3,649

Brazil – 0.1%

CCR S.A.	265,500	1,373

Canada – 4.5%

Enbridge, Inc.	585,800	28,237

Inter Pipeline Ltd.	376,900	9,713

Keyera Corp.	9,000	599

Pembina Pipeline Corp.	284,400	8,986

TransCanada Corp.	232,000	9,921

Veresen, Inc.	482,100	6,349
		63,805

China – 0.9%

Beijing Capital International Airport Co. Ltd., Class H	2,022,600	1,968

ENN Energy Holdings Ltd.	1,754,300	10,755
		12,723

France – 13.2%

Aeroports de Paris	177,646	21,250

Eutelsat Communications S.A.	1,157,217	38,315

GDF Suez	157,700	3,121

Groupe Eurotunnel S.E. (Registered)	1,280,100	18,348

SES S.A.	1,280,074	45,309

Vinci S.A.	1,019,213	58,328
		184,671

Germany – 1.3%

Fraport A.G. Frankfurt Airport Services Worldwide	305,200	18,268

Hong Kong – 1.7%

Beijing Enterprises Holdings Ltd.	1,083,900	8,536

China Merchants Holdings International Co. Ltd.	2,089,800	8,191

HK Electric Investments & HK Electric Investments Ltd.	2,612,400	1,792

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.2% – continued

Hong Kong – 1.7% – continued

Hong Kong & China Gas Co. Ltd.	2,261,300	$5,228
		23,747

Italy – 15.8%

ASTM S.p.A.	443,898	6,294

Atlantia S.p.A.	2,796,370	73,418

Hera S.p.A.	5,741,908	13,490

Snam S.p.A.	13,405,350	64,932

Societa Iniziative Autostradali e Servizi S.p.A.	1,086,551	12,638

Terna Rete Elettrica Nazionale S.p.A.	11,654,660	51,314
		222,086

Japan – 3.6%

Toho Gas Co. Ltd.	1,867,000	10,899

Tokyo Gas Co. Ltd.	6,217,800	39,159
		50,058

Mexico – 0.1%

Infraestructura Energetica Nova S.A.B.de C.V.	309,900	1,693

Netherlands – 0.4%

Koninklijke Vopak N.V.	94,700	5,233

Singapore – 0.2%

Hutchison Port Holdings Trust, Class U	4,946,400	3,433

South Korea – 0.3%

Macquarie Korea Infrastructure Fund	657,970	4,646

Spain – 2.5%

Abertis Infraestructuras S.A.	933,898	16,879

Aena S.A *	67,500	6,787

Ferrovial S.A.	563,780	11,988
		35,654

Switzerland – 2.1%

Flughafen Zuerich A.G. (Registered)	37,266	29,357

United Kingdom – 6.5%

National Grid PLC	3,036,900	38,827

Pennon Group PLC	2,361,273	28,880

Severn Trent PLC	331,800	10,131

United Utilities Group PLC	939,800	13,004
		90,842

United States – 27.0%

AGL Resources, Inc.	63,700	3,163

Ameren Corp.	359,900	15,188

American Tower Corp.	418,700	39,421

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	35	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 89.2% – continued

United States – 27.0% – continued

American Water Works Co., Inc.	332,400	$18,019

California Water Service Group	4,230	104

CenterPoint Energy, Inc.	616,000	12,572

Crown Castle International Corp.	308,000	25,422

CSX Corp.	1,070,284	35,448

Eversource Energy	101,600	5,133

Great Plains Energy, Inc.	1,082,000	28,868

ITC Holdings Corp.	405,100	15,163

Kansas City Southern	28,600	2,919

Kinder Morgan, Inc.	248,000	10,431

NiSource, Inc.	198,300	8,757

Norfolk Southern Corp.	311,850	32,096

ONE Gas, Inc.	131,140	5,669

PG&E Corp.	676,660	35,910

SBA Communications Corp., Class A *	187,800	21,991

Sempra Energy	150,600	16,418

SJW Corp.	64,480	1,993

Spectra Energy Corp.	123,600	4,471

Targa Resources Corp.	38,200	3,659

Union Pacific Corp.	122,100	13,225

Williams (The) Cos., Inc.	447,500	22,639
		378,679
Total Common Stocks (1)
(Cost $1,214,290)		1,252,172

MASTER LIMITED PARTNERSHIPS – 7.4%

United States – 7.4%

Boardwalk Pipeline Partners L.P.	443,500	7,140

Buckeye Partners L.P.	92,100	6,955

Columbia Pipeline Partners L.P. *	119,600	3,312

Crestwood Equity Partners L.P.	991,254	5,948

Energy Transfer Equity L.P.	218,300	13,831

Energy Transfer Partners L.P.	215,200	11,997

Enterprise Products Partners L.P.	603,100	19,860

EQT Midstream Partners L.P.	75,900	5,894

MarkWest Energy Partners L.P.	61,418	4,060

Plains GP Holdings L.P., Class A	255,400	7,246

Sunoco Logistics Partners L.P.	165,400	6,838

Williams Partners L.P.	212,209	10,445
		103,526
Total Master Limited Partnerships
(Cost $102,918)		103,526

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.2%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (2)	45,526,593	$45,527
Total Investment Companies
(Cost $45,527)		45,527

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.02%, 4/30/15 (3)(4)	$1,065	$1,065
0.01%, 5/7/15 (3)(4)	10	10

		1,075
Total Short-Term Investments
(Cost $1,075)		1,075

Total Investments – 99.9%
(Cost $1,363,810)		1,402,300

Other Assets less Liabilities – 0.1%		1,543
NET ASSETS – 100.0%		$1,403,843

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
(4)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500	136	$14,013	Long	6/15	$109
Mini MSCI EAFE Index	118	10,796	Long	6/15	(3)

Total					$106

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	36	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	6.2%
Energy	16.3
Financials	5.1
Industrials	33.4
Telecommunication Services	1.6
Utilities	37.4

Total	100.0%

At March 31, 2015, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	35.8%
Euro	34.6
Australian Dollar	9.0
British Pound	6.7
All other currencies less than 5%	13.9

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1– Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2015 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Brazil	$1,373	$–	$–	$1,373
Canada	63,805	–	–	63,805
Mexico	1,693	–	–	1,693
Spain	6,787	28,867	–	35,654
United States	378,679	–	–	378,679
All Other Countries (1)	–	770,968	–	770,968
Total Common Stocks	452,337	799,835	–	1,252,172
Master Limited Partnerships (1)	103,526	–	–	103,526
Investment Companies	45,527	–	–	45,527
Short-Term Investments	–	1,075	–	1,075
Total Investments	$601,390	$800,910	$–	$1,402,300

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$109	$–	$–	$109
Liabilities
Futures Contracts	(3)	–	–	(3)
Total Other Financial Instruments	$106	$–	$–	$106

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	37	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2%

Australia – 7.2%

Dexus Property Group	2,168,260	$12,481

Goodman Group	540,382	2,603

Investa Office Fund	1,552,639	4,601

Mirvac Group	4,418,815	6,748

Scentre Group	4,769,682	13,552

Westfield Corp.	2,060,459	14,948
		54,933

Austria – 0.5%

CA Immobilien Anlagen A.G. *	184,800	3,468

Canada – 0.7%

Allied Properties Real Estate Investment Trust	175,200	5,572

Finland – 0.4%

Citycon OYJ *	915,928	2,974

France – 2.5%

Gecina S.A.	45,300	6,128

Klepierre	106,881	5,251

Unibail-Rodamco S.E.	28,584	7,714
		19,093

Germany – 3.1%

alstria office REIT-A.G. *	801,008	11,273

Deutsche Annington Immobilien S.E.	213,215	7,204

DIC Asset A.G.	120,071	1,203

Grand City Properties S.A. *	75,800	1,407

LEG Immobilien A.G. *	30,200	2,401
		23,488

Hong Kong – 7.8%

Hang Lung Properties Ltd.	1,353,700	3,812

Hongkong Land Holdings Ltd.	2,103,700	15,894

Hysan Development Co. Ltd.	1,092,000	4,795

Kerry Properties Ltd.	1,053,000	3,664

Link REIT (The)	584,500	3,597

Shimao Property Holdings Ltd.	986,500	2,076

Sun Hung Kai Properties Ltd.	1,409,600	21,700

Wharf Holdings (The) Ltd.	641,400	4,471
		60,009

Italy – 0.4%

Beni Stabili S.p.A. SIIQ	4,312,882	3,381

Japan – 7.9%

GLP J-REIT	2,385	2,470

Kenedix Office Investment Corp.	468	2,565

Mitsubishi Estate Co. Ltd.	974,600	22,621

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

Japan – 7.9% – continued

Mitsui Fudosan Co. Ltd.	819,900	$24,096

Mori Hills REIT Investment Corp.	796	1,122

Nippon Building Fund, Inc.	587	2,882

Sekisui House Ltd.	180,000	2,617

Sumitomo Realty & Development Co. Ltd.	53,000	1,909
		60,282

Mexico – 0.4%

Concentradora Fibra Hotelera Mexicana S.A. de C.V.	394,827	524

Prologis Property Mexico S.A. de C.V. *	1,627,900	2,924
		3,448

Netherlands – 0.6%

Atrium European Real Estate Ltd. *	973,160	4,551

New Zealand – 0.4%

Precinct Properties New Zealand Ltd.	3,752,489	3,291

Singapore – 2.4%

CapitaLand Ltd.	3,470,600	9,039

City Developments Ltd.	247,900	1,816

Global Logistic Properties Ltd.	2,591,200	4,991

Mapletree Commercial Trust	2,501,600	2,916
		18,762

Spain – 0.3%

Merlin Properties Socimi S.A. *	153,669	2,095

United Kingdom – 6.4%

British Land (The) Co. PLC	1,201,065	14,818

Derwent London PLC	115,899	5,876

Great Portland Estates PLC	654,927	7,878

Hammerson PLC	580,181	5,719

Hansteen Holdings PLC	1,264,200	2,291

Segro PLC	1,219,083	7,536

Shaftesbury PLC	375,084	4,619
		48,737

United States – 55.2%

American Residential Properties, Inc. *	166,639	2,998

American Tower Corp.	74,400	7,005

Apartment Investment & Management Co., Class A	173,748	6,839

AvalonBay Communities, Inc.	105,486	18,381

Boston Properties, Inc.	89,532	12,577

Brandywine Realty Trust	226,506	3,620

Brixmor Property Group, Inc.	185,669	4,930

Camden Property Trust	54,624	4,268

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	38	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

United States – 55.2% – continued

CBL & Associates Properties, Inc.	373,049	$7,386

Corporate Office Properties Trust	103,800	3,050

CyrusOne, Inc.	107,129	3,334

DCT Industrial Trust, Inc.	202,632	7,023

DDR Corp.	223,734	4,166

DiamondRock Hospitality Co.	245,203	3,465

Douglas Emmett, Inc.	369,074	11,002

Duke Realty Corp.	379,057	8,252

Equity Commonwealth *	186,865	4,961

Equity Residential	182,743	14,228

Essex Property Trust, Inc.	31,172	7,166

Extra Space Storage, Inc.	111,608	7,541

General Growth Properties, Inc.	496,311	14,666

Gramercy Property Trust, Inc.	191,299	5,370

Health Care REIT, Inc.	159,408	12,332

Healthcare Trust of America, Inc., Class A	131,254	3,657

Highwoods Properties, Inc.	186,299	8,529

Home Properties, Inc.	44,700	3,097

Host Hotels & Resorts, Inc.	505,242	10,196

Hudson Pacific Properties, Inc.	57,283	1,901

Kilroy Realty Corp.	119,370	9,092

Kimco Realty Corp.	226,404	6,079

Kite Realty Group Trust	87,197	2,456

Liberty Property Trust	98,722	3,524

Macerich (The) Co.	19,599	1,653

Mid-America Apartment Communities, Inc.	83,571	6,458

NorthStar Realty Finance Corp.	165,400	2,997

Outfront Media, Inc.	217,606	6,511

Paramount Group, Inc.	298,501	5,761

Parkway Properties, Inc.	212,800	3,692

Pebblebrook Hotel Trust	102,596	4,778

Post Properties, Inc.	78,437	4,465

ProLogis, Inc.	442,119	19,259

PS Business Parks, Inc.	41,847	3,475

Public Storage	52,046	10,260

Ramco-Gershenson Properties Trust	87,033	1,619

Regency Centers Corp.	90,749	6,175

RLJ Lodging Trust	159,083	4,981

Simon Property Group, Inc.	235,357	46,045

SL Green Realty Corp.	132,769	17,045

Spirit Realty Capital, Inc.	279,948	3,382

Strategic Hotels & Resorts, Inc. *	147,197	1,830

Taubman Centers, Inc.	71,561	5,519

UDR, Inc.	358,088	12,186

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.2% – continued

United States – 55.2% – continued

Ventas, Inc.	197,264	$14,404

Vornado Realty Trust	136,323	15,268

WP GLIMCHER, Inc.	179,508	2,985
		423,839
Total Common Stocks (1)
(Cost $642,212)		737,923

INVESTMENT COMPANIES – 4.5%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (2)	34,714,372	34,714
Total Investment Companies
(Cost $34,714)		34,714

Total Investments – 100.7%
(Cost $676,926)		772,637

Liabilities less Other Assets – (0.7)%		(5,185)
NET ASSETS – 100.0%		$767,452

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	39	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND continued	MARCH 31, 2015

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Diversified Real Estate Activities	13.0%
Diversified REITs	7.5
Health Care REITs	4.1
Homebuilding	0.4
Hotel & Resort REITs	3.5
Industrial REITs	6.0
Mortgage REITs	0.4
Office REITs	22.2
Real Estate Development	0.3
Real Estate Operating Companies	6.3
Residential REITs	10.8
Retail REITs	21.3
Specialized REITs	4.2

Total	100.0%

At March 31, 2015, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	59.6%
Japanese Yen	8.2
Euro	8.0
Australian Dollar	7.4
British Pound	6.6
Hong Kong Dollar	6.0
All other currencies less than 5%	4.2

Total	100.0%

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2015 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Canada	$5,572	$–	$–	$5,572
Mexico	3,448	–	–	3,448
United States	423,839	–	–	423,839
All Other Countries (1)	–	305,064	–	305,064
Total Common Stocks	432,859	305,064	–	737,923
Investment Companies	34,714	–	–	34,714
Total Investments	$467,573	$305,064	$–	$772,637

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	40	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND	MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.4%

Australia – 1.4%

Australia & New Zealand Banking Group Ltd.	453,599	$12,642

Beach Energy Ltd.	4,104,797	3,149

BHP Billiton Ltd. ADR	90,474	4,204

Macquarie Group Ltd.	29,956	1,740

REA Group Ltd.	19,066	700

Telstra Corp. Ltd.	864,889	4,151
		26,586

Austria – 1.1%

ams A.G.	9,958	477

Conwert Immobilien Invest S.E. *	256,499	3,213

Erste Group Bank A.G.	299,927	7,390

Schoeller-Bleckmann Oilfield Equipment A.G.	71,615	4,563

voestalpine A.G.	141,041	5,156
		20,799

Belgium – 0.5%

Anheuser-Busch InBev N.V.	63,258	7,738

Telenet Group Holding N.V. *	23,005	1,266
		9,004

Brazil – 0.8%

Ambev S.A. ADR	525,958	3,030

Banco do Brasil S.A.	506,650	3,653

BB Seguridade Participacoes S.A.	147,300	1,510

Embraer S.A. ADR	92,910	2,857

Kroton Educacional S.A.	27,000	87

Qualicorp S.A. *	541,000	3,895
		15,032

Canada – 3.4%

Alimentation Couche Tard, Inc., Class B	56,011	2,232

Barrick Gold Corp.	83,474	915

Brookfield Asset Management, Inc., Class A	50,265	2,695

Canadian National Railway Co.	22,227	1,486

Canadian Natural Resources Ltd.	186,423	5,714

Canadian Pacific Railway Ltd.	7,545	1,378

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.4% – continued

Canada – 3.4% – continued

CI Financial Corp.	62,115	$1,737

Constellation Software, Inc.	1,942	671

Dollarama, Inc.	27,318	1,527

Enbridge, Inc.	93,238	4,494

Encana Corp.	66,159	739

Intact Financial Corp.	9,502	716

Kinross Gold Corp. *	386,690	858

Magna International, Inc.	83,200	4,464

Manulife Financial Corp.	451,000	7,671

Methanex Corp.	79,700	4,270

Open Text Corp.	73,361	3,880

Peyto Exploration & Development Corp.	17,482	469

Rogers Communications, Inc., Class B	80,214	2,686

Saputo, Inc.	60,922	1,674

Suncor Energy, Inc.	159,500	4,661

Toronto-Dominion Bank (The)	32,460	1,389

Toronto-Dominion Bank (The) (New York Exchange)	181,100	7,760

Yamana Gold, Inc.	153,200	550
		64,636

China – 3.7%

Alibaba Group Holding Ltd. ADR *	13,194	1,098

Anhui Conch Cement Co. Ltd., Class H	3,953,700	14,975

Baidu, Inc. ADR *	7,840	1,634

China Construction Bank Corp., Class H	10,543,700	8,762

China Merchants Bank Co. Ltd., Class H	798,000	1,951

China Oilfield Services Ltd., Class H	3,245,700	5,396

China Petroleum & Chemical Corp., Class H	5,239,600	4,179

China Shipping Container Lines Co. Ltd., Class H *	5,413,000	1,715

Industrial & Commercial Bank of China Ltd., Class H	5,783,000	4,269

Lenovo Group Ltd.	1,650,000	2,403

Mindray Medical International Ltd. ADR	176,919	4,839

NetEase, Inc. ADR	16,972	1,787

Ping An Insurance Group Co. of China Ltd., Class H	436,500	5,251

Tencent Holdings Ltd.	202,300	3,824

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	41	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.4% – continued

China – 3.7% – continued

Vipshop Holdings Ltd. ADR *	65,456	$1,927

Weichai Power Co. Ltd., Class H	1,477,000	5,703

WuXi PharmaTech Cayman, Inc. ADR *	19,810	768

YY, Inc. ADR *	10,976	599
		71,080

Czech Republic – 0.2%

Komercni banka A.S.	16,789	3,627

Denmark – 1.2%

Carlsberg A/S, Class B	45,435	3,752

Coloplast A/S, Class B	19,420	1,470

Novo Nordisk A/S, Class B	308,826	16,524

Novozymes A/S, Class B	32,559	1,489
		23,235

Finland – 0.5%

Kone OYJ, Class B	52,183	2,313

Sampo OYJ, Class A	143,267	7,239
		9,552

France – 7.2%

Accor S.A.	32,170	1,680

Air Liquide S.A.	19,686	2,532

AXA S.A.	601,340	15,164

Cap Gemini S.A.	27,001	2,217

Carrefour S.A.	75,984	2,533

Cie de Saint-Gobain	77,956	3,420

Cie Generale des Etablissements Michelin	53,446	5,321

Danone S.A.	64,310	4,328

Essilor International S.A.	88,079	10,114

Eurofins Scientific S.E.	3,636	980

Groupe Eurotunnel S.E. (Registered)	53,904	773

Hermes International	5,188	1,831

Ingenico	6,661	733

JCDecaux S.A.	64,599	2,170

Legrand S.A.	68,922	3,714

L’Oreal S.A.	49,228	9,064

LVMH Moet Hennessy Louis Vuitton S.E.	30,171	5,325

Pernod Ricard S.A.	57,138	6,743

Plastic Omnium S.A.	23,448	617

Sanofi	176,450	17,363

Schneider Electric S.E.	121,774	9,472

Societe Generale S.A.	102,562	4,959

Sodexo S.A.	49,155	4,796

Technip S.A.	58,714	3,558

TOTAL S.A.	112,226	5,583

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.4% – continued

France – 7.2% – continued

Unibail-Rodamco S.E.	39,570	$10,679

Valeo S.A.	18,206	2,722
		138,391

Germany – 4.9%

adidas A.G.	59,050	4,682

Allianz S.E. (Registered)	48,140	8,365

BASF S.E.	22,342	2,223

Bayer A.G. (Registered)	11,928	1,792

Bayerische Motoren Werke A.G.	27,398	3,429

Brenntag A.G.	25,034	1,501

Continental A.G.	19,522	4,624

Daimler A.G. (Registered)	104,838	10,097

Deutsche Annington Immobilien S.E.	24,506	828

Deutsche Boerse A.G.	140,273	11,471

Deutsche Wohnen A.G. (Bearer)	31,103	798

E.ON S.E.	158,910	2,368

Fielmann A.G.	10,103	677

Fresenius Medical Care A.G. & Co. KGaA	32,842	2,733

Fresenius S.E. & Co. KGaA	63,066	3,766

Linde A.G.	36,111	7,362

ProSiebenSat.1 Media A.G. (Registered)	77,919	3,829

SAP S.E.	113,739	8,259

Siemens A.G. (Registered)	112,386	12,168

Symrise A.G.	33,305	2,107

Wirecard A.G.	15,153	641
		93,720

Hong Kong – 3.1%

AIA Group Ltd.	1,169,800	7,332

Belle International Holdings Ltd.	3,658,000	4,266

BOC Hong Kong Holdings Ltd.	2,500,000	8,926

Brilliance China Automotive Holdings Ltd.	376,000	722

China High Precision Automation Group Ltd. *	982,000	5

China Mobile Ltd.	914,328	11,918

China Overseas Land & Investment Ltd.	534,000	1,727

CK Hutchison Holdings Ltd.	721,897	14,769

Hong Kong Exchanges and Clearing Ltd.	48,300	1,181

Orient Overseas International Ltd.	1,166,900	7,127

Techtronic Industries Co. Ltd.	260,500	877
		58,850

India – 1.6%

HDFC Bank Ltd. ADR	221,781	13,061

ICICI Bank Ltd. ADR	745,490	7,723

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	42	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.4% – continued

India – 1.6% – continued

Infosys Ltd. ADR	93,075	$3,265

Tata Motors Ltd. ADR	124,101	5,592

WNS Holdings Ltd. ADR *	74,902	1,822
		31,463

Indonesia – 0.5%

Bank Rakyat Indonesia Persero Tbk PT	6,192,600	6,280

Indofood Sukses Makmur Tbk PT	5,507,700	3,133
		9,413

Ireland – 2.8%

CRH PLC	22,624	587

Experian PLC	84,920	1,406

ICON PLC *	231,121	16,301

Medtronic PLC	72,292	5,638

Shire PLC	309,805	24,636

Smurfit Kappa Group PLC	210,760	5,932
		54,500

Israel – 1.5%

Check Point Software Technologies Ltd. *	56,196	4,606

Israel Chemicals Ltd.	568,700	4,043

Teva Pharmaceutical Industries Ltd. ADR	323,987	20,185
		28,834

Italy – 0.5%

Banca Generali S.p.A.	42,633	1,335

Intesa Sanpaolo S.p.A.	1,775,703	6,026

Pirelli & C. S.p.A.	195,846	3,233
		10,594

Japan – 14.7%

Amada Holdings Co. Ltd.	300,564	2,889

Asahi Group Holdings Ltd.	43,400	1,379

Asahi Kasei Corp.	493,000	4,717

Astellas Pharma, Inc.	371,100	6,081

Bank of Yokohama (The) Ltd.	1,165,213	6,813

Casio Computer Co. Ltd.	40,500	768

Daicel Corp.	104,600	1,249

Daikin Industries Ltd.	55,700	3,731

Daito Trust Construction Co. Ltd.	10,400	1,163

Denso Corp.	229,500	10,478

Dentsu, Inc.	80,900	3,469

FANUC Corp.	66,720	14,580

Fuji Electric Co. Ltd.	148,000	699

Fuji Heavy Industries Ltd.	178,500	5,935

Hitachi Ltd.	2,441,108	16,689

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.4% – continued

Japan – 14.7% – continued

Hoya Corp.	90,900	$3,646

Inpex Corp.	322,536	3,559

Isuzu Motors Ltd.	661,200	8,796

Japan Tobacco, Inc.	187,203	5,915

Kao Corp.	94,000	4,693

KDDI Corp.	160,500	3,636

Keyence Corp.	8,000	4,370

Komatsu Ltd.	352,800	6,939

Kyowa Hakko Kirin Co. Ltd.	191,502	2,500

LIXIL Group Corp.	60,400	1,433

M3, Inc.	46,500	988

Minebea Co. Ltd.	102,343	1,617

Mitsubishi Corp.	182,600	3,681

Mitsubishi Estate Co. Ltd.	7,000	162

Mitsubishi UFJ Financial Group, Inc.	1,541,575	9,545

Mitsui & Co. Ltd.	589,000	7,913

Mizuho Financial Group, Inc.	4,679,100	8,230

MS&AD Insurance Group Holdings, Inc.	214,676	6,024

Murata Manufacturing Co. Ltd.	50,200	6,916

Nidec Corp.	28,100	1,869

Nintendo Co. Ltd.	23,551	3,466

Nippon Paint Holdings Co. Ltd.	37,000	1,355

Nippon Steel & Sumitomo Metal Corp.	1,837,900	4,632

Nissan Chemical Industries Ltd.	33,900	702

Nitori Holdings Co. Ltd.	22,800	1,547

Nomura Research Institute Ltd.	53,000	1,995

Omron Corp.	69,500	3,136

ORIX Corp.	271,900	3,824

Pola Orbis Holdings, Inc.	11,300	600

Recruit Holdings Co. Ltd.	19,900	622

SCSK Corp.	23,900	670

Secom Co. Ltd.	164,800	11,013

Seiko Epson Corp.	92,600	1,645

Shionogi & Co. Ltd.	34,000	1,134

SMC Corp.	40,863	12,196

Sompo Japan Nipponkoa Holdings, Inc.	70,858	2,204

Sugi Holdings Co. Ltd.	34,798	1,722

Sumitomo Metal Mining Co. Ltd.	540,000	7,905

Sumitomo Mitsui Financial Group, Inc.	65,900	2,525

Sumitomo Mitsui Trust Holdings, Inc.	1,520,118	6,275

Sumitomo Realty & Development Co. Ltd.	87,000	3,133

Suruga Bank Ltd.	278,000	5,775

Suzuki Motor Corp.	190,927	5,744

Sysmex Corp.	46,600	2,590

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	43	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.4% – continued

Japan – 14.7% – continued

T&D Holdings, Inc.	313,000	$4,312

Tadano Ltd.	39,000	525

Temp Holdings Co. Ltd.	20,600	714

THK Co. Ltd.	130,546	3,325

Tokio Marine Holdings, Inc.	316,984	11,980

Tsuruha Holdings, Inc.	16,900	1,296

Unicharm Corp.	25,700	675
		282,309

Malaysia – 0.1%

Genting Bhd.	976,900	2,373

Mexico – 0.8%

America Movil S.A.B. de C.V., Series L ADR	372,436	7,620

Arca Continental S.A.B. de C.V. *	132,770	816

Fibra Uno Administracion S.A. de C.V.	321,700	852

Grupo Televisa S.A.B. ADR *	174,268	5,753
		15,041

Netherlands – 2.6%

Aegon N.V.	1,026,646	8,111

Core Laboratories N.V.	80,914	8,455

Heineken N.V.	162,654	12,420

NXP Semiconductors N.V. *	34,530	3,465

Royal Dutch Shell PLC, Class A	584,663	17,460
		49,911

Norway – 1.9%

DNB ASA	838,152	13,491

Gjensidige Forsikring ASA	38,682	668

Norsk Hydro ASA	1,833,874	9,632

Statoil ASA	236,337	4,176

Statoil ASA ADR	257,908	4,536

Telenor ASA	195,700	3,955
		36,458

Peru – 0.1%

Credicorp Ltd.	11,318	1,592

Russia – 0.5%

Lukoil OAO ADR	177,100	8,134

Sberbank of Russia ADR	213,410	937
		9,071

Singapore – 1.0%

DBS Group Holdings Ltd.	392,000	5,801

Golden Agri-Resources Ltd.	5,325,954	1,650

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.4% – continued

Singapore – 1.0% – continued

United Overseas Bank Ltd.	687,702	$11,512
		18,963

South Africa – 1.1%

Bidvest Group (The) Ltd.	42,339	1,147

FirstRand Ltd.	501,120	2,304

MTN Group Ltd.	227,492	3,834

Naspers Ltd., Class N	10,558	1,621

Sanlam Ltd.	104,796	675

Sasol Ltd. ADR	344,700	11,734
		21,315

South Korea – 1.9%

Hyundai Mobis Co. Ltd.	23,523	5,221

Hyundai Motor Co.	24,935	3,785

KB Financial Group, Inc. ADR	102,880	3,615

Korea Electric Power Corp. ADR *	208,689	4,278

POSCO	17,190	3,769

Samsung Electronics Co. Ltd.	7,927	10,276

Samsung Electronics Co. Ltd. GDR	6,900	4,443

SK Hynix, Inc.	43,480	1,778
		37,165

Spain – 2.1%

Abertis Infraestructuras S.A.	76,262	1,378

Amadeus IT Holding S.A., Class A	322,323	13,822

Banco Bilbao Vizcaya Argentaria S.A.	1,096,984	11,071

Banco Santander S.A.	650,214	4,890

Bankinter S.A.	260,294	1,984

Inditex S.A.	21,083	676

Mapfre S.A.	402,803	1,470

Repsol S.A.	182,991	3,403

Viscofan S.A.	10,505	641
		39,335

Sweden – 2.6%

Assa Abloy AB, Class B	39,028	2,326

Atlas Copco AB, Class A	359,443	11,640

Getinge AB, Class B	290,077	7,174

Hennes & Mauritz AB, Class B	28,900	1,171

Hexagon AB, Class B	33,138	1,179

Hexpol AB	7,174	723

Intrum Justitia AB	22,545	633

Investor AB, Class B	138,999	5,538

Sandvik AB	278,514	3,116

Svenska Cellulosa AB S.C.A., Class B	174,400	4,019

Swedbank AB, Class A	163,898	3,917

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	44	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.4% – continued

Sweden – 2.6% – continued

Telefonaktiebolaget LM Ericsson, Class B	290,671	$3,648

Volvo AB, Class B	374,881	4,533
		49,617

Switzerland – 8.3%

ABB Ltd. (Registered) *	218,372	4,633

Actelion Ltd. (Registered) *	23,113	2,676

Cie Financiere Richemont S.A. (Registered)	78,491	6,319

Clariant A.G. (Registered) *	107,988	2,158

Credit Suisse Group A.G. ADR	167,405	4,508

Geberit A.G. (Registered)	5,588	2,098

Glencore PLC *	2,073,342	8,729

Holcim Ltd. (Registered) *	81,214	6,068

Lonza Group A.G. (Registered) *	11,017	1,376

Nestle S.A. (Registered)	261,850	19,770

Novartis A.G. (Registered)	243,436	24,073

Novartis A.G. ADR	97,414	9,606

Partners Group Holding A.G.	10,075	3,003

Roche Holding A.G. (Genusschein)	104,613	28,846

Swatch Group (The) A.G. (Bearer)	11,205	4,748

Syngenta A.G. (Registered)	20,037	6,815

UBS Group A.G. *	533,836	10,019

Zurich Insurance Group A.G. *	39,714	13,451
		158,896

Taiwan – 1.6%

Advanced Semiconductor Engineering, Inc.	5,890,415	7,990

AU Optronics Corp. ADR	1,493,600	7,483

Fubon Financial Holding Co. Ltd.	1,172,000	2,101

Largan Precision Co. Ltd.	19,000	1,629

MediaTek, Inc.	99,000	1,338

Siliconware Precision Industries Co. Ltd.	337,000	555

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	262,474	6,163

Taiwan Semiconductor Manufacturing Co. Ltd.	720,000	3,340
		30,599

Thailand – 0.1%

Advanced Info Service PCL (Registered)	150,400	1,096

Kasikornbank PCL (Registered)	161,300	1,138
		2,234

Turkey – 0.8%

Akbank T.A.S.	1,476,267	4,334

KOC Holding A.S. ADR	319,100	7,272

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.4% – continued

Turkey – 0.8% – continued

Turkiye Garanti Bankasi A.S.	1,241,494	$4,062
		15,668

United Arab Emirates – 0.1%

Dragon Oil PLC	62,097	549

Emaar Properties PJSC	396,103	707
		1,256

United Kingdom – 14.4%

Anglo American PLC	167,956	2,499

Aon PLC	77,627	7,461

ARM Holdings PLC	51,537	844

ARM Holdings PLC ADR	306,755	15,123

Ashtead Group PLC	166,094	2,668

AstraZeneca PLC	37,073	2,542

Babcock International Group PLC	73,071	1,066

BAE Systems PLC	1,066,144	8,266

Barclays PLC	1,122,375	4,027

BG Group PLC	392,736	4,825

BP PLC ADR	51,384	2,010

BT Group PLC	831,780	5,389

BTG PLC *	98,028	1,035

Bunzl PLC	74,141	2,012

Capita PLC	88,429	1,462

Centrica PLC	2,209,052	8,286

Compass Group PLC	153,926	2,673

Derwent London PLC	14,469	733

Diageo PLC	842,935	23,242

easyJet PLC	134,271	3,747

GlaxoSmithKline PLC	355,117	8,132

Halma PLC	66,599	690

Hikma Pharmaceuticals PLC	22,683	715

Hiscox Ltd.	59,557	751

HSBC Holdings PLC	1,769,511	15,059

HSBC Holdings PLC (Hongkong Exchange)	67,326	578

Imperial Tobacco Group PLC	181,811	7,981

Indivior PLC *	386,191	1,087

InterContinental Hotels Group PLC	49,164	1,919

ITV PLC	1,586,008	5,947

Lloyds Banking Group PLC	7,645,153	8,873

Marks & Spencer Group PLC	1,049,900	8,329

Next PLC	31,451	3,277

Noble Corp. PLC	154,830	2,211

Persimmon PLC *	330,481	8,149

Provident Financial PLC	19,493	778

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	45	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 92.4% – continued

United Kingdom – 14.4% – continued

Prudential PLC	330,392	$8,180

Reckitt Benckiser Group PLC	130,285	11,166

Reed Elsevier PLC	136,141	2,338

Rio Tinto PLC	172,200	7,035

Rio Tinto PLC ADR	130,581	5,406

Rolls-Royce Holdings PLC *	664,503	9,381

Sky PLC	309,982	4,561

SSE PLC	129,808	2,883

Standard Chartered PLC	790,689	12,803

Subsea 7 S.A.	367,708	3,159

Taylor Wimpey PLC	289,216	664

Unilever PLC	200,097	8,346

Vodafone Group PLC ADR	214,387	7,006

Whitbread PLC	43,673	3,394

Willis Group Holdings PLC	181,375	8,739

WPP PLC	257,023	5,829
		275,276

United States – 2.8%

Axis Capital Holdings Ltd.	167,200	8,624

Carnival Corp.	274,719	13,143

Everest Re Group Ltd.	57,829	10,062

Freeport-McMoRan, Inc.	196,857	3,730

Genpact Ltd. *	145,290	3,378

Las Vegas Sands Corp.	126,235	6,948

Philip Morris International, Inc.	62,800	4,731

Thomson Reuters Corp.	35,600	1,443

Valeant Pharmaceuticals International, Inc. *	4,567	907
		52,966
Total Common Stocks (1)
(Cost $1,520,818)		1,769,361

PREFERRED STOCKS – 2.5%

Brazil – 1.0%

Banco Bradesco S.A.	216,980	2,014

Banco Bradesco S.A. ADR	1,113,916	10,337

Cia Paranaense de Energia ADR	366,900	3,845

Itau Unibanco Holding S.A.	111,980	1,243

Itau Unibanco Holding S.A. ADR	180,553	1,997
		19,436

Colombia – 0.3%

Bancolombia S.A. ADR	158,737	6,243

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 2.5% – continued

Germany – 1.1%

Henkel A.G. & Co. KGaA	32,018	$3,771

Volkswagen A.G.	61,774	16,439
		20,210

Netherlands – 0.1%

ING Groep N.V. – CVA *	183,580	2,693
Total Preferred Stocks (1)
(Cost $51,236)		48,582

RIGHTS – 0.0%

Spain – 0.0%

Banco Bilbao Vizcaya Argentaria S.A. *	1,133,363	163
Total Rights (1)
(Cost $159)		163

INVESTMENT COMPANIES – 3.3%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (2)	63,358,663	63,359
Total Investment Companies
(Cost $63,359)		63,359

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.04%, 4/30/15 (3)(4)	$3,560	$3,560
Total Short-Term Investments
(Cost $3,560)		3,560

Total Investments – 98.4%
(Cost $1,639,132)		1,885,025

Other Assets less Liabilities – 1.6%		30,738
NET ASSETS – 100.0%		$1,915,763

(1)	In accordance with the Fund’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(3)	Security pledged as collateral to cover margin requirements for open futures contracts.
(4)	Discount rate at the time of purchase.

*	Non-Income Producing Security

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	46	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Mini MSCI EAFE Index	133	$12,169	Long	6/15	$243

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	12.6%
Consumer Staples	8.8
Energy	6.4
Financials	28.0
Health Care	12.8
Industrials	10.8
Information Technology	9.2
Materials	7.4
Telecommunication Services	2.8
Utilities	1.2

Total	100.0%

At March 31, 2015, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	21.3%
United States Dollar	19.8
Japanese Yen	15.5
British Pound	14.3
Swiss Franc	7.5
Hong Kong Dollar	6.5
All other currencies less than 5%	15.1

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2015 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Australia	$4,204	$22,382	$–	$26,586
Brazil	15,032	–	–	15,032
Canada	64,636	–	–	64,636
China	12,652	58,428	–	71,080
Hong Kong	–	58,845	5	58,850
India	31,463	–	–	31,463
Ireland	21,939	32,561	–	54,500
Israel	24,791	4,043	–	28,834
Mexico	15,041	–	–	15,041
Netherlands	11,920	37,991	–	49,911
Norway	4,537	31,921	–	36,458
Peru	1,592	–	–	1,592
Russia	8,134	937	–	9,071
South Africa	11,734	9,581	–	21,315
South Korea	7,893	29,272	–	37,165
Switzerland	14,114	144,782	–	158,896
Taiwan	13,646	16,953	–	30,599
Thailand	1,096	1,138	–	2,234
Turkey	7,272	8,396	–	15,668
United Kingdom	47,956	227,320	–	275,276
United States	52,966	–	–	52,966
All Other Countries (1)	–	712,188	–	712,188
Total Common Stocks	372,618	1,396,738	5	1,769,361
Preferred Stocks
Brazil	19,436	–	–	19,436
Colombia	6,243	–	–	6,243
All Other Countries (1)	–	22,903	–	22,903
Total Preferred Stocks	25,679	22,903	–	48,582
Rights (1)	163	–	–	163
Investment Companies	63,359	–	–	63,359
Short-Term Investments	–	3,560	–	3,560
Total Investments	$461,819	$1,423,201	$5	$1,885,025

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$243	$–	$–	$243

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	47	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND continued	MARCH 31, 2015

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/14 (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/15 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/15 (000s)

Common Stocks

Hong Kong	$10	$–	$(5)	$–	$–	$–	$–	$5	$(5)

The Fund valued the securities included in the balance as of 3/31/15 above using prices provided by the Asset Management PVC.

	FAIR VALUE AT 3/31/15 (000s)	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS
Common Stock	$5	Consensus Pricing	Distressed/Defaulted Market Discount, Estimated Recovery Value

The unobservable inputs are reviewed and compared to publicly available information for reasonableness. Values are reviewed based on available restructuring and recovery information. Values are compared to historical averages and general sector trends are taken into account. In general, an increase (decrease) in recovery or reduction (increase) in dilution would, in isolation, result in a significantly higher (lower) fair value measurement.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	48	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND	MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3%

Aerospace & Defense – 3.0%

Boeing (The) Co.	14,724	$2,210

Northrop Grumman Corp.	54,500	8,772

Raytheon Co.	41,300	4,512
		15,494

Apparel & Textile Products – 2.9%

Michael Kors Holdings Ltd. *	76,683	5,042

NIKE, Inc., Class B	83,641	8,392

Under Armour, Inc., Class A *	21,215	1,713
		15,147

Automotive – 1.2%

Johnson Controls, Inc.	91,300	4,605

Tesla Motors, Inc. *	8,238	1,555
		6,160

Banking – 3.8%

Bank of America Corp.	287,300	4,422

BB&T Corp.	116,200	4,531

Citigroup, Inc.	90,300	4,652

JPMorgan Chase & Co.	70,700	4,283

SunTrust Banks, Inc.	44,400	1,824
		19,712

Biotechnology & Pharmaceuticals – 13.1%

Actavis PLC *	12,867	3,829

Alexion Pharmaceuticals, Inc. *	10,265	1,779

Biogen, Inc. *	20,813	8,788

Bristol-Myers Squibb Co.	46,331	2,988

Celgene Corp. *	61,490	7,089

Eli Lilly & Co.	82,300	5,979

Gilead Sciences, Inc. *	69,790	6,849

Johnson & Johnson	44,800	4,507

Merck & Co., Inc.	190,787	10,966

Novo Nordisk A/S ADR	37,854	2,021

Pfizer, Inc.	285,865	9,945

Shire PLC ADR	9,105	2,179

Vertex Pharmaceuticals, Inc. *	10,745	1,268
		68,187

Chemicals – 1.6%

BASF S.E. ADR	13,918	1,384

E.I. du Pont de Nemours & Co.	57,700	4,124

Monsanto Co.	18,332	2,063

Sherwin-Williams (The) Co.	2,141	609
		8,180

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Consumer Products – 6.6%

Archer-Daniels-Midland Co.	97,000	$4,598

ConAgra Foods, Inc.	55,800	2,038

Estee Lauder (The) Cos., Inc., Class A	61,561	5,119

Herbalife Ltd. *	107,076	4,579

Kraft Foods Group, Inc.	68,100	5,933

Mondelez International, Inc., Class A	167,924	6,060

Philip Morris International, Inc.	60,200	4,535

Tyson Foods, Inc., Class A	34,000	1,302
		34,164

Electrical Equipment – 0.3%

TE Connectivity Ltd.	18,800	1,346

Engineering & Construction Services – 1.0%

Fluor Corp.	20,200	1,155

KBR, Inc.	289,100	4,186
		5,341

Gaming, Lodging & Restaurants – 1.0%

Chipotle Mexican Grill, Inc. *	1,856	1,208

Marriott International, Inc., Class A	23,958	1,924

Starbucks Corp.	19,081	1,807
		4,939

Hardware – 4.7%

Apple, Inc.	107,628	13,392

Cisco Systems, Inc.	163,200	4,492

EMC Corp.	191,823	4,903

Hewlett-Packard Co.	58,900	1,835
		24,622

Health Care Facilities & Services – 3.8%

Cardinal Health, Inc.	50,400	4,549

Express Scripts Holding Co. *	60,789	5,275

HCA Holdings, Inc. *	68,878	5,182

Quest Diagnostics, Inc.	59,200	4,549
		19,555

Home & Office Products – 0.7%

Lennar Corp., Class B	41,464	1,704

Tupperware Brands Corp.	24,600	1,698
		3,402

Institutional Financial Services – 1.4%

Bank of New York Mellon (The) Corp.	112,800	4,539

Goldman Sachs Group (The), Inc.	6,754	1,269

Morgan Stanley	43,817	1,564
		7,372

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	49	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Insurance – 4.4%

Allstate (The) Corp.	64,000	$4,555

American International Group, Inc.	48,500	2,657

CNO Financial Group, Inc.	499,000	8,593

Marsh & McLennan Cos., Inc.	80,800	4,532

Voya Financial, Inc.	45,900	1,979

XL Group PLC	16,200	596
		22,912

Iron & Steel – 0.5%

Carpenter Technology Corp.	71,700	2,788

Machinery – 0.1%

Flowserve Corp.	11,400	644

Media – 6.4%

Aimia, Inc.	153,700	1,562

Comcast Corp., Class A	84,262	4,758

Facebook, Inc., Class A *	57,660	4,741

Google, Inc., Class A *	3,778	2,096

Google, Inc., Class C *	3,716	2,036

LinkedIn Corp., Class A *	10,800	2,699

Priceline Group (The), Inc. *	1,827	2,127

Tencent Holdings Ltd. ADR	107,611	2,041

Time Warner, Inc.	15,206	1,284

TripAdvisor, Inc. *	9,444	785

Twitter, Inc. *	36,984	1,852

Walt Disney (The) Co.	70,047	7,347
		33,328

Medical Equipment & Devices – 1.6%

Abbott Laboratories	44,056	2,041

Baxter International, Inc.	66,000	4,521

Illumina, Inc. *	10,049	1,866
		8,428

Metals & Mining – 0.6%

Alcoa, Inc.	137,700	1,779

Cameco Corp.	78,600	1,095
		2,874

Oil, Gas & Coal – 6.9%

BP PLC ADR	31,300	1,224

Chesapeake Energy Corp.	60,700	860

Chevron Corp.	42,000	4,409

Concho Resources, Inc. *	13,461	1,560

ConocoPhillips	82,300	5,124

Ensco PLC, Class A	203,000	4,277

EOG Resources, Inc.	14,715	1,349

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Oil, Gas & Coal – 6.9% – continued

Halliburton Co.	104,000	$4,564

Marathon Oil Corp.	165,600	4,324

Occidental Petroleum Corp.	61,600	4,497

Royal Dutch Shell PLC, Class A ADR	36,000	2,147

Schlumberger Ltd.	15,942	1,330
		35,665

Real Estate Investment Trusts – 0.3%

American Tower Corp.	16,211	1,526

Retail – Consumer Staples – 4.1%

Costco Wholesale Corp.	50,493	7,649

CVS Health Corp.	92,595	9,557

Kroger (The) Co.	17,473	1,339

Wal-Mart Stores, Inc.	34,600	2,846
		21,391

Retail – Discretionary – 6.8%

Alibaba Group Holding Ltd. ADR *	26,757	2,227

Amazon.com, Inc. *	10,012	3,726

eBay, Inc. *	84,519	4,875

Home Depot (The), Inc.	6,500	739

Inditex S.A. ADR	138,255	2,205

Lowe’s Cos., Inc.	61,600	4,582

Netflix, Inc. *	4,745	1,977

Nordstrom, Inc.	62,518	5,022

O’Reilly Automotive, Inc. *	7,895	1,707

Tiffany & Co.	11,920	1,049

TJX (The) Cos., Inc.	93,996	6,584

Vipshop Holdings Ltd. ADR *	15,974	470
		35,163

Semiconductors – 3.3%

Applied Materials, Inc.	35,015	790

ARM Holdings PLC ADR	34,069	1,680

Broadcom Corp., Class A	104,500	4,524

Intel Corp.	148,100	4,631

NXP Semiconductors N.V. *	7,916	795

QUALCOMM, Inc.	71,624	4,966
		17,386

Software – 7.0%

Adobe Systems, Inc. *	94,699	7,002

CA, Inc.	339,254	11,063

FireEye, Inc. *	17,406	683

Microsoft Corp.	92,800	3,773

Oracle Corp.	135,103	5,830

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	50	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Software – 7.0% – continued

Red Hat, Inc. *	26,788	$2,029

salesforce.com, Inc. *	38,708	2,586

Splunk, Inc. *	20,642	1,222

VMware, Inc., Class A *	11,019	904

Workday, Inc., Class A *	15,518	1,310
		36,402

Specialty Finance – 2.2%

Ally Financial, Inc. *	116,265	2,439

Enova International, Inc. *	21,991	433

LendingClub Corp. *	2,944	58

MasterCard, Inc., Class A	57,734	4,988

Visa, Inc., Class A	49,548	3,241
		11,159

Technology Services – 1.1%

McGraw Hill Financial, Inc.	13,003	1,344

Xerox Corp.	356,700	4,584
		5,928

Telecom – 2.0%

AT&T, Inc.	136,800	4,467

Verizon Communications, Inc.	105,878	5,149

Vodafone Group PLC ADR	27,945	913
		10,529

Transportation & Logistics – 1.1%

Canadian Pacific Railway Ltd.	7,907	1,445

Euronav N.V. S.A. *	104,600	1,261

FedEx Corp.	7,700	1,274

Union Pacific Corp.	15,082	1,634
		5,614

Utilities – 1.9%

American Electric Power Co., Inc.	10,900	613

Edison International	72,200	4,510

Entergy Corp.	21,300	1,651

Exelon Corp.	78,800	2,648

NextEra Energy, Inc.	6,100	635
		10,057

Waste & Environment Services & Equipment – 0.9%

Waste Management, Inc.	84,100	4,561
Total Common Stocks
(Cost $358,604)		499,976

	NUMBER OF SHARES	VALUE (000s)
MASTER LIMITED PARTNERSHIPS – 0.2%

Transportation & Logistics – 0.2%

Golar LNG Partners L.P.	38,761	$1,042
Total Master Limited Partnerships
(Cost $983)		1,042

INVESTMENT COMPANIES – 2.2%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (1)	11,704,644	11,705
Total Investment Companies
(Cost $11,705)		11,705

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.03%, 4/30/15 (2)(3)	$945	$945
Total Short-Term Investments
(Cost $945)		945

Total Investments – 98.9%
(Cost $372,237)		513,668

Other Assets less Liabilities – 1.1%		5,598
NET ASSETS – 100.0%		$519,266

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	Security pledged as collateral to cover margin requirements for open futures contracts.
(3)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-mini S&P 500	11	$1,133	Long	6/15	$14

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	51	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER LARGE CAP FUND continued	MARCH 31, 2015

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	15.1%
Consumer Staples	11.1
Energy	7.8
Financials	11.1
Health Care	19.2
Industrials	6.1
Information Technology	23.0
Materials	2.5
Telecommunication Services	2.1
Utilities	2.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Media	$31,766	$1,562	$–	$33,328
All Other Industries (1)	466,648	–	–	466,648
Total Common Stocks	498,414	1,562	–	499,976
Master Limited Partnerships (1)	1,042	–	–	1,042
Investment Companies	11,705	–	–	11,705
Short-Term Investments	–	945	–	945
Total Investments	$511,161	$2,507	$–	$513,668

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$14	$–	$–	$14

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, the fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
Industry	Value (000s)	Reason
Common Stocks
Media	$1,562	Valuations at bid price

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	52	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND	MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5%

Aerospace & Defense – 1.1%

Huntington Ingalls Industries, Inc.	14,600	$2,046

Northrop Grumman Corp.	16,300	2,623

Orbital ATK, Inc.	9,600	736

Raytheon Co.	9,800	1,071

Spirit AeroSystems Holdings, Inc., Class A *	52,985	2,766
		9,242

Apparel & Textile Products – 1.8%

Carter’s, Inc.	56,035	5,181

Hanesbrands, Inc.	43,500	1,458

Under Armour, Inc., Class A *	94,658	7,644
		14,283

Asset Management – 1.8%

Affiliated Managers Group, Inc. *	28,094	6,034

Ashford, Inc. *	1,056	126

E*TRADE Financial Corp. *	147,790	4,220

Invesco Ltd.	112,600	4,469
		14,849

Automotive – 1.7%

Autoliv, Inc.	10,300	1,213

Cooper Tire & Rubber Co.	60,300	2,583

Fiat Chrysler Automobiles N.V. *	141,425	2,307

Goodyear Tire & Rubber (The) Co.	41,700	1,129

Lear Corp.	12,000	1,330

Magna International, Inc.	47,565	2,552

TRW Automotive Holdings Corp. *	25,400	2,663
		13,777

Banking – 4.7%

Banco Latinoamericano de Comercio Exterior S.A.	43,400	1,423

East West Bancorp, Inc.	149,259	6,039

Fifth Third Bancorp	150,600	2,839

Huntington Bancshares, Inc.	301,400	3,331

KeyCorp	179,000	2,535

Regions Financial Corp.	139,700	1,320

Signature Bank *	43,266	5,606

SunTrust Banks, Inc.	200,171	8,225

Webster Financial Corp.	182,295	6,754
		38,072

Biotechnology & Pharmaceuticals – 1.3%

Lannett Co., Inc. *	45,340	3,070

Perrigo Co. PLC	36,520	6,046

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Biotechnology & Pharmaceuticals – 1.3% – continued

United Therapeutics Corp. *	8,300	$1,431
		10,547

Chemicals – 1.9%

Cabot Corp.	29,200	1,314

Celanese Corp., Series A	85,270	4,763

CF Industries Holdings, Inc.	6,200	1,759

Eastman Chemical Co.	26,000	1,801

Huntsman Corp.	127,100	2,818

Mosaic (The) Co.	66,640	3,069
		15,524

Commercial Services – 0.6%

KAR Auction Services, Inc.	31,790	1,206

RR Donnelley & Sons Co.	94,600	1,815

ServiceMaster Global Holdings, Inc. *	48,700	1,644

Vectrus, Inc. *	4,427	113
		4,778

Consumer Products – 3.9%

Archer-Daniels-Midland Co.	38,800	1,839

Church & Dwight Co., Inc.	79,269	6,771

ConAgra Foods, Inc.	27,500	1,005

Fresh Del Monte Produce, Inc.	42,800	1,665

Hain Celestial Group (The), Inc. *	95,247	6,101

JM Smucker (The) Co.	38,444	4,449

Molson Coors Brewing Co., Class B	12,240	911

Pinnacle Foods, Inc.	50,290	2,052

Tyson Foods, Inc., Class A	174,265	6,675
		31,468

Containers & Packaging – 0.9%

Crown Holdings, Inc. *	31,630	1,709

Owens-Illinois, Inc. *	38,300	893

Rock-Tenn Co., Class A	77,270	4,984
		7,586

Distributors – Discretionary – 1.4%

Fastenal Co.	91,349	3,785

Ingram Micro, Inc., Class A *	36,900	927

LKQ Corp. *	227,168	5,806

Tech Data Corp. *	17,300	1,000
		11,518

Electrical Equipment – 1.6%

Amphenol Corp., Class A	129,465	7,629

Roper Industries, Inc.	27,118	4,664

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	53	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Electrical Equipment – 1.6% – continued

TE Connectivity Ltd.	12,700	$910
		13,203

Engineering & Construction Services – 0.1%

Tutor Perini Corp. *	46,800	1,093

Gaming, Lodging & Restaurants – 1.9%

Bloomin’ Brands, Inc.	154,825	3,767

Brinker International, Inc.	22,300	1,373

Chipotle Mexican Grill, Inc. *	8,433	5,486

Panera Bread Co., Class A *	21,661	3,465

Royal Caribbean Cruises Ltd.	14,735	1,206
		15,297

Hardware – 2.3%

ARRIS Group, Inc. *	86,000	2,485

Brocade Communications Systems, Inc.	164,000	1,946

Corning, Inc.	108,700	2,465

Harris Corp.	36,270	2,857

Lexmark International, Inc., Class A	43,100	1,825

Seagate Technology PLC	30,100	1,566

Western Digital Corp.	65,255	5,939
		19,083

Health Care Facilities & Services – 5.2%

Aetna, Inc.	22,700	2,418

Anthem, Inc.	27,445	4,238

Catamaran Corp. *	79,921	4,758

Cigna Corp.	26,000	3,365

HCA Holdings, Inc. *	87,555	6,587

Laboratory Corp. of America Holdings *	24,740	3,119

MEDNAX, Inc. *	33,430	2,424

PAREXEL International Corp. *	78,543	5,419

Quest Diagnostics, Inc.	19,200	1,476

Quintiles Transnational Holdings, Inc. *	33,765	2,261

Select Medical Holdings Corp.	111,600	1,655

VCA, Inc. *	83,520	4,579
		42,299

Home & Office Products – 0.6%

NACCO Industries, Inc., Class A	7,929	420

Stanley Black & Decker, Inc.	15,230	1,452

Whirlpool Corp.	13,300	2,688
		4,560

Institutional Financial Services – 2.0%

Intercontinental Exchange, Inc.	24,842	5,795

Raymond James Financial, Inc.	166,624	9,461

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Institutional Financial Services – 2.0% – continued

State Street Corp.	11,500	$845
		16,101

Insurance – 5.4%

Aflac, Inc.	13,700	877

Allied World Assurance Co. Holdings A.G.	29,895	1,208

Allstate (The) Corp.	32,900	2,342

American Financial Group, Inc.	25,700	1,649

Ameriprise Financial, Inc.	8,400	1,099

Aspen Insurance Holdings Ltd.	25,500	1,204

Assurant, Inc.	15,400	946

Brown & Brown, Inc.	107,895	3,572

Endurance Specialty Holdings Ltd.	23,200	1,418

Everest Re Group Ltd.	17,500	3,045

Hartford Financial Services Group (The), Inc.	159,695	6,678

Lincoln National Corp.	103,950	5,973

Montpelier Re Holdings Ltd.	33,200	1,276

PartnerRe Ltd.	10,700	1,223

Principal Financial Group, Inc.	23,900	1,228

Unum Group	92,000	3,103

Validus Holdings Ltd.	32,200	1,356

Voya Financial, Inc.	85,965	3,706

XL Group PLC	57,145	2,103
		44,006

Iron & Steel – 0.4%

Reliance Steel & Aluminum Co.	16,300	996

United States Steel Corp.	105,350	2,570
		3,566

Leisure Products – 0.8%

Polaris Industries, Inc.	39,913	5,632

Vista Outdoor, Inc. *	19,200	822
		6,454

Machinery – 2.9%

AGCO Corp.	67,400	3,211

Crane Co.	24,300	1,517

Hyster-Yale Materials Handling, Inc.	15,858	1,162

IDEX Corp.	63,909	4,846

ITT Corp.	103,550	4,133

Middleby (The) Corp. *	67,326	6,911

Oshkosh Corp.	42,200	2,059
		23,839

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	54	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued
Media – 1.4%

Expedia, Inc.	16,505	$1,554

Gannett Co., Inc.	125,675	4,660

News Corp., Class A *	70,875	1,135

Starz, Class A *	107,015	3,682
		11,031

Medical Equipment & Devices – 5.5%

Align Technology, Inc. *	79,483	4,275

Boston Scientific Corp. *	180,175	3,198

Cooper (The) Cos., Inc.	30,904	5,792

CR Bard, Inc.	31,952	5,347

Globus Medical, Inc., Class A *	65,425	1,651

Halyard Health, Inc. *	52,935	2,605

Hologic, Inc. *	108,505	3,583

IDEXX Laboratories, Inc. *	30,740	4,749

Pall Corp.	27,520	2,763

Sirona Dental Systems, Inc. *	55,427	4,988

Varian Medical Systems, Inc. *	54,440	5,122

Zimmer Holdings, Inc.	8,200	964
		45,037

Metals & Mining – 0.2%

Alcoa, Inc.	115,375	1,491

Oil, Gas & Coal – 4.3%

Atwood Oceanics, Inc.	26,300	739

Concho Resources, Inc. *	27,435	3,180

Encana Corp.	161,455	1,800

Energen Corp.	45,010	2,971

Helmerich & Payne, Inc.	15,700	1,069

Hess Corp.	15,200	1,032

Marathon Petroleum Corp.	30,700	3,143

Newfield Exploration Co. *	95,825	3,362

PBF Energy, Inc., Class A	102,475	3,476

Precision Drilling Corp.	498,200	3,159

Range Resources Corp.	49,023	2,551

Superior Energy Services, Inc.	45,927	1,026

Tesoro Corp.	32,500	2,967

Valero Energy Corp.	69,650	4,431
		34,906

Passenger Transportation – 0.4%

Alaska Air Group, Inc.	22,100	1,463

American Airlines Group, Inc.	32,125	1,695
		3,158

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Real Estate – 1.0%

CBRE Group, Inc., Class A *	205,475	$7,954

Real Estate Investment Trusts – 5.5%

Annaly Capital Management, Inc.	137,500	1,430

Ashford Hospitality Prime, Inc.	8,005	134

Ashford Hospitality Trust, Inc.	91,900	884

BioMed Realty Trust, Inc.	209,239	4,741

Brandywine Realty Trust	132,400	2,116

Capstead Mortgage Corp.	83,900	988

CBL & Associates Properties, Inc.	206,025	4,079

DuPont Fabros Technology, Inc.	156,392	5,111

Equity Commonwealth *	54,900	1,458

Government Properties Income Trust	52,000	1,188

Hospitality Properties Trust	68,400	2,257

Inland Real Estate Corp.	80,238	858

Lexington Realty Trust	186,700	1,835

Liberty Property Trust	135,285	4,830

MFA Financial, Inc.	125,300	985

Omega Healthcare Investors, Inc.	57,600	2,337

PennyMac Mortgage Investment Trust	46,700	994

SL Green Realty Corp.	31,230	4,009

Sunstone Hotel Investors, Inc.	262,295	4,372
		44,606

Retail – Consumer Staples – 0.7%

Kroger (The) Co.	24,700	1,893

Whole Foods Market, Inc.	66,315	3,454
		5,347

Retail – Discretionary – 6.6%

American Eagle Outfitters, Inc.	326,310	5,573

Beacon Roofing Supply, Inc. *	119,647	3,745

Bed Bath & Beyond, Inc. *	10,170	781

Copart, Inc. *	139,043	5,224

Dillard’s, Inc., Class A	14,500	1,979

DSW, Inc., Class A	108,152	3,989

Foot Locker, Inc.	44,355	2,794

GameStop Corp., Class A	34,700	1,317

Kohl’s Corp.	70,735	5,535

Macy’s, Inc.	40,800	2,648

O’Reilly Automotive, Inc. *	40,989	8,864

Tiffany & Co.	31,360	2,760

Tractor Supply Co.	97,154	8,264
		53,473

Semiconductors – 2.3%

Applied Materials, Inc.	131,225	2,960

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	55	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER MID CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Semiconductors – 2.3% – continued

Broadcom Corp., Class A	110,050	$4,765

Integrated Device Technology, Inc. *	105,375	2,110

Micron Technology, Inc. *	99,275	2,693

NXP Semiconductors N.V. *	18,880	1,895

Skyworks Solutions, Inc.	32,500	3,194

Vishay Intertechnology, Inc.	76,700	1,060
		18,677

Software – 6.1%

ANSYS, Inc. *	60,014	5,293

CA, Inc.	56,700	1,849

Cerner Corp. *	99,260	7,272

Check Point Software Technologies Ltd. *	53,370	4,375

Electronic Arts, Inc. *	53,940	3,172

Intuit, Inc.	66,238	6,422

Manhattan Associates, Inc. *	123,106	6,230

Red Hat, Inc. *	62,046	4,700

Tyler Technologies, Inc. *	53,290	6,423

Ultimate Software Group (The), Inc. *	21,028	3,574
		49,310

Specialty Finance – 3.8%

AerCap Holdings N.V. *	84,165	3,674

Aircastle Ltd.	47,200	1,060

CIT Group, Inc.	105,915	4,779

CoreLogic, Inc. *	59,750	2,107

Discover Financial Services	67,425	3,800

Fiserv, Inc. *	95,213	7,560

GATX Corp.	74,340	4,310

Synchrony Financial *	116,680	3,541
		30,831

Technology Services – 4.2%

Booz Allen Hamilton Holding Corp.	102,135	2,956

Cognizant Technology Solutions Corp., Class A *	105,122	6,559

Convergys Corp.	72,300	1,653

CoStar Group, Inc. *	22,366	4,425

Engility Holdings, Inc.	2,400	72

Gartner, Inc. *	50,995	4,276

IHS, Inc., Class A *	29,377	3,342

Sykes Enterprises, Inc. *	69,800	1,734

TeleTech Holdings, Inc.	39,600	1,008

Verisk Analytics, Inc., Class A *	81,716	5,834

Xerox Corp.	204,200	2,624
		34,483

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.5% – continued

Telecom – 0.5%

Level 3 Communications, Inc. *	53,555	$2,883

Spok Holdings, Inc.	41,200	790
		3,673

Transportation & Logistics – 1.4%

Con-way, Inc.	51,675	2,280

Genesee & Wyoming, Inc., Class A *	49,519	4,776

JB Hunt Transport Services, Inc.	53,773	4,592
		11,648

Transportation Equipment – 2.2%

Allison Transmission Holdings, Inc.	225,835	7,213

Trinity Industries, Inc.	107,870	3,831

Wabash National Corp. *	48,800	688

Wabtec Corp.	63,532	6,036
		17,768

Utilities – 5.5%

Ameren Corp.	163,100	6,883

American Electric Power Co., Inc.	36,700	2,064

Atmos Energy Corp.	72,665	4,018

Avista Corp.	46,400	1,586

DTE Energy Co.	37,255	3,006

Dynegy, Inc. *	76,300	2,398

Edison International	49,500	3,092

Entergy Corp.	39,600	3,069

Exelon Corp.	120,410	4,047

FirstEnergy Corp.	73,400	2,574

NRG Energy, Inc.	116,450	2,933

PG&E Corp.	58,255	3,092

Portland General Electric Co.	66,975	2,484

Public Service Enterprise Group, Inc.	82,900	3,475
		44,721
Waste & Environment Service Equipment & Facilities – 0.6%

Stericycle, Inc. *	34,427	4,835
Total Common Stocks
(Cost $566,778)		784,094

MASTER LIMITED PARTNERSHIPS – 0.5%

Institutional Financial Services – 0.5%

Lazard Ltd., Class A	72,335	3,804
Total Master Limited Partnerships
(Cost $3,631)		3,804

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	56	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 2.8%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01% (1)	23,146,710	$23,147
Total Investment Companies
(Cost $23,147)		23,147

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.03%, 4/30/15 (2)(3)	$2,085	$2,085
Total Short-Term Investments
(Cost $2,085)		2,085

Total Investments – 100.1%
(Cost $595,641)		813,130

Liabilities less Other Assets – (0.1)%		(902)
NET ASSETS – 100.0%		$812,228

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	Security pledged as collateral to cover margin requirements for open futures contracts.
(3)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-Mini S&P MidCap 400	75	$11,399	Long	6/15	$391

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Consumer Discretionary	14.7%
Consumer Staples	4.7
Energy	4.4
Financials	23.0
Health Care	13.0
Industrials	14.5
Information Technology	15.9
Materials	3.6
Telecommunication Services	0.5
Utilities	5.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$784,094	$–	$–	$784,094
Master Limited Partnerships (1)	3,804	–	–	3,804
Investment Companies	23,147	–	–	23,147
Short-Term Investments	–	2,085	–	2,085
Total Investments	$811,045	$2,085	$–	$813,130

OTHER FINANCIAL INTRUMENTS
Assets
Futures Contracts	$391	$–	$–	$391

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	57	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3%

Aerospace & Defense – 0.4%

HEICO Corp.	2,410	$147

Teledyne Technologies, Inc. *	10,553	1,127
		1,274

Apparel & Textile Products – 0.7%

Tumi Holdings, Inc. *	82,870	2,027

Asset Management – 1.4%

Financial Engines, Inc.	76,129	3,184

Golub Capital BDC, Inc.	24,900	437

Hercules Technology Growth Capital, Inc.	33,147	447

Oppenheimer Holdings, Inc., Class A	13,900	326
		4,394

Automotive – 4.3%

Dorman Products, Inc. *	70,028	3,484

Gentex Corp.	80,776	1,478

Gentherm, Inc. *	73,340	3,705

Miller Industries, Inc.	47,792	1,171

Motorcar Parts of America, Inc. *	100,720	2,799

Standard Motor Products, Inc.	11,770	497
		13,134

Banking – 5.8%

Associated Banc-Corp	30,000	558

Bank of the Ozarks, Inc.	12,810	473

BofI Holding, Inc. *	21,442	1,995

Cardinal Financial Corp.	23,000	460

Columbia Banking System, Inc.	25,110	727

Community Bank System, Inc.	9,400	333

First BanCorp *	52,400	325

First Horizon National Corp.	167,985	2,400

First Midwest Bancorp, Inc.	25,200	438

First Niagara Financial Group, Inc.	118,800	1,050

FirstMerit Corp.	35,500	677

Hancock Holding Co.	14,120	422

IBERIABANK Corp.	12,250	772

Investors Bancorp, Inc.	28,400	333

PacWest Bancorp	28,985	1,359

Popular, Inc. *	35,700	1,228

Synovus Financial Corp.	10,800	303

United Community Banks, Inc.	30,800	581

United Financial Bancorp, Inc.	57,160	710

Valley National Bancorp	91,250	861

Webster Financial Corp.	18,750	695

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Banking – 5.8% – continued

Westamerica Bancorporation	12,522	$541

Wintrust Financial Corp.	9,259	441
		17,682

Biotechnology & Pharmaceuticals – 2.6%

Akorn, Inc. *	71,360	3,390

IGI Laboratories, Inc. *	119,140	972

Ligand Pharmaceuticals, Inc. *	25,000	1,928

Phibro Animal Health Corp., Class A	17,805	631

Taro Pharmaceutical Industries Ltd. *	6,200	874
		7,795

Chemicals – 0.9%

Balchem Corp.	37,042	2,051

Innospec, Inc.	15,415	715
		2,766

Commercial Services – 5.2%

ABM Industries, Inc.	14,450	460

Advisory Board (The) Co. *	91,703	4,886

Brink’s (The) Co.	40,200	1,111

CBIZ, Inc. *	127,561	1,190

G&K Services, Inc., Class A	10,830	786

Healthcare Services Group, Inc.	88,470	2,843

Heidrick & Struggles International, Inc.	10,100	248

Hudson Global, Inc. *	206,755	564

KAR Auction Services, Inc.	41,307	1,567

Providence Service (The) Corp. *	5,700	303

Rollins, Inc.	69,312	1,714
		15,672

Construction Materials – 0.3%

Louisiana-Pacific Corp. *	47,800	789

Consumer Products – 0.6%

Dean Foods Co.	92,290	1,526

Helen of Troy Ltd. *	5,000	407
		1,933

Consumer Services – 0.7%

Grand Canyon Education, Inc. *	37,277	1,614

Rent-A-Center, Inc.	21,050	578
		2,192

Containers & Packaging – 0.6%

KapStone Paper and Packaging Corp.	14,600	479

Silgan Holdings, Inc.	22,002	1,279
		1,758

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	58	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Distributors – Consumer Staples – 0.7%

Calavo Growers, Inc.	6,220	$320

United Natural Foods, Inc. *	22,939	1,767
		2,087

Distributors – Discretionary – 0.7%

LKQ Corp. *	84,035	2,148

Electrical Equipment – 1.1%

Babcock & Wilcox (The) Co.	34,200	1,097

National Instruments Corp.	54,274	1,739

Watts Water Technologies, Inc., Class A	10,440	575
		3,411

Engineering & Construction Services – 0.5%

KBR, Inc.	74,600	1,080

Tutor Perini Corp. *	14,000	327
		1,407

Forest & Paper Products – 0.4%

Schweitzer-Mauduit International, Inc.	26,500	1,222

Gaming, Lodging & Restaurants – 1.6%

Buffalo Wild Wings, Inc. *	10,020	1,816

Cheesecake Factory (The), Inc.	17,430	860

Del Frisco’s Restaurant Group, Inc. *	22,900	461

Krispy Kreme Doughnuts, Inc. *	34,000	680

Lakes Entertainment, Inc. *	16,600	142

Noodles & Co. *	34,169	596

Ruby Tuesday, Inc. *	66,000	397
		4,952

Hardware – 3.5%

ARRIS Group, Inc. *	54,300	1,569

Aruba Networks, Inc. *	86,330	2,114

CalAmp Corp. *	85,700	1,387

Extreme Networks, Inc. *	160,700	508

InterDigital, Inc.	15,100	766

Knowles Corp. *	29,400	567

Plantronics, Inc.	12,270	650

QLogic Corp. *	38,400	566

Stratasys Ltd. *	37,814	1,996

Synaptics, Inc. *	7,900	642
		10,765

Health Care Facilities & Services – 4.7%

AAC Holdings, Inc. *	17,330	530

Bio-Reference Laboratories, Inc. *	31,295	1,103

Chemed Corp.	16,375	1,955

ExamWorks Group, Inc. *	21,544	897

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Health Care Facilities & Services – 4.7% – continued

Hanger, Inc. *	74,200	$1,684

ICON PLC *	37,787	2,665

IPC Healthcare, Inc. *	17,690	825

LifePoint Hospitals, Inc. *	16,400	1,204

MEDNAX, Inc. *	18,850	1,367

WellCare Health Plans, Inc. *	22,200	2,030
		14,260

Home & Office Products – 1.9%

Knoll, Inc.	6,824	160

M/I Homes, Inc. *	36,700	875

Masonite International Corp. *	38,400	2,583

Steelcase, Inc., Class A	22,300	422

TRI Pointe Homes, Inc. *	39,400	608

William Lyon Homes, Class A *	43,400	1,120
		5,768

Industrial Services – 1.1%

Kaman Corp.	26,534	1,126

Ritchie Bros. Auctioneers, Inc.	53,425	1,332

Signature Group Holdings, Inc. *	138,719	852
		3,310

Institutional Financial Services – 0.5%

BGC Partners, Inc., Class A	34,600	327

Greenhill & Co., Inc.	26,840	1,064
		1,391

Insurance – 2.4%

Argo Group International Holdings Ltd.	13,800	692

Aspen Insurance Holdings Ltd.	14,500	685

Employers Holdings, Inc.	6,900	186

Endurance Specialty Holdings Ltd.	15,070	922

Global Indemnity PLC *	39,723	1,102

Hanover Insurance Group (The), Inc.	10,400	755

Horace Mann Educators Corp.	72,800	2,490

National Western Life Insurance Co., Class A	1,200	305

Symetra Financial Corp.	10,910	256
		7,393

Leisure Products – 0.4%

Performance Sports Group Ltd. *	23,800	464

Thor Industries, Inc.	9,570	605
		1,069

Machinery – 1.2%

CIRCOR International, Inc.	5,400	295

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	59	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Machinery – 1.2% – continued

Curtiss-Wright Corp.	11,150	$824

Hyster-Yale Materials Handling, Inc.	6,750	495

Power Solutions International, Inc. *	25,720	1,654

Regal-Beloit Corp.	6,100	488
		3,756

Manufactured Goods – 1.5%

EnPro Industries, Inc.	18,400	1,214

Proto Labs, Inc. *	46,205	3,234
		4,448

Media – 1.7%

Boingo Wireless, Inc. *	27,510	208

IAC/InterActiveCorp	11,030	744

MDC Partners, Inc., Class A	53,311	1,511

Shutterfly, Inc. *	50,135	2,268

TechTarget, Inc. *	23,900	276
		5,007

Medical Equipment & Devices – 4.7%

Abaxis, Inc.	19,935	1,278

Bio-Techne Corp.	36,716	3,682

Cepheid, Inc. *	43,066	2,451

Globus Medical, Inc., Class A *	28,520	720

Invacare Corp.	55,200	1,071

MiMedx Group, Inc. *	160,858	1,673

Neogen Corp. *	24,394	1,140

Novadaq Technologies, Inc. *	39,169	636

Trinity Biotech PLC ADR	29,250	563

West Pharmaceutical Services, Inc.	15,760	949
		14,163

Metals & Mining – 1.6%

Compass Minerals International, Inc.	10,433	973

Harsco Corp.	18,200	314

Horsehead Holding Corp. *	117,000	1,481

Kaiser Aluminum Corp.	18,500	1,423

Noranda Aluminum Holding Corp.	184,200	547

US Antimony Corp. *	178,324	121
		4,859

Oil, Gas & Coal – 2.6%

Bonanza Creek Energy, Inc. *	15,130	373

Bristow Group, Inc.	12,590	686

Cairn Energy PLC ADR *	76,100	353

Cobalt International Energy, Inc. *	64,200	604

Diamondback Energy, Inc. *	5,700	438

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Oil, Gas & Coal – 2.6% – continued

Dril-Quip, Inc. *	28,860	$1,974

Kosmos Energy Ltd. *	66,800	528

McDermott International, Inc. *	72,800	280

Rowan Cos. PLC, Class A	44,900	795

Western Refining, Inc.	8,650	427

World Fuel Services Corp.	23,630	1,358
		7,816

Real Estate – 0.4%

Howard Hughes (The) Corp. *	8,530	1,322

Real Estate Investment Trusts – 3.8%

CBL & Associates Properties, Inc.	38,600	764

Corporate Office Properties Trust	23,400	688

DuPont Fabros Technology, Inc.	23,550	770

Education Realty Trust, Inc.	20,563	728

EPR Properties	9,540	573

GEO Group (The), Inc.	40,200	1,758

Granite Real Estate Investment Trust	18,200	636

Hersha Hospitality Trust	125,000	809

Mack-Cali Realty Corp.	34,100	657

Medical Properties Trust, Inc.	74,100	1,092

Starwood Property Trust, Inc.	20,530	499

Starwood Waypoint Residential Trust	15,626	404

Two Harbors Investment Corp.	79,800	847

Winthrop Realty Trust	82,200	1,342
		11,567

Recreational Facilities & Services – 0.8%

AMC Entertainment Holdings, Inc., Class A	20,150	715

Cinemark Holdings, Inc.	10,000	451

Six Flags Entertainment Corp.	23,562	1,140
		2,306

Renewable Energy – 0.3%

Enphase Energy, Inc. *	70,290	927

Retail – Consumer Staples – 2.2%

Big Lots, Inc.	17,200	826

Casey’s General Stores, Inc.	7,440	670

Five Below, Inc. *	61,115	2,174

Fresh Market (The), Inc. *	70,845	2,879
		6,549

Retail – Discretionary – 3.9%

Abercrombie & Fitch Co., Class A	40,900	901

Beacon Roofing Supply, Inc. *	43,892	1,374

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	60	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Retail – Discretionary – 3.9% – continued

Brown Shoe Co., Inc.	23,840	$782

Buckle (The), Inc.	15,700	802

Monro Muffler Brake, Inc.	42,580	2,770

PHH Corp. *	58,800	1,421

Rush Enterprises, Inc., Class A *	48,200	1,319

Sonic Automotive, Inc., Class A	73,900	1,840

Tile Shop Holdings, Inc. *	52,661	638
		11,847

Semiconductors – 2.9%

Atmel Corp.	58,700	483

Cabot Microelectronics Corp. *	23,568	1,178

Cavium, Inc. *	22,816	1,616

Diodes, Inc. *	31,500	900

M/A-COM Technology Solutions Holdings, Inc. *	59,990	2,235

ON Semiconductor Corp. *	50,000	605

Power Integrations, Inc.	18,280	952

Semtech Corp. *	29,611	789
		8,758

Software – 9.2%

ACI Worldwide, Inc. *	57,980	1,256

Aspen Technology, Inc. *	50,930	1,960

athenahealth, Inc. *	10,444	1,247

Callidus Software, Inc. *	76,831	974

ChannelAdvisor Corp. *	21,696	210

Cvent, Inc. *	30,468	854

Dealertrack Technologies, Inc. *	97,860	3,770

Digi International, Inc. *	52,850	528

Envestnet, Inc. *	22,868	1,282

InnerWorkings, Inc. *	50,640	340

Inovalon Holdings, Inc., Class A *	15,590	471

Mentor Graphics Corp.	23,200	558

NICE-Systems Ltd. ADR	19,158	1,167

PDF Solutions, Inc. *	61,000	1,093

Pegasystems, Inc.	43,264	941

PROS Holdings, Inc. *	21,144	523

SciQuest, Inc. *	51,468	871

SolarWinds, Inc. *	37,870	1,941

SPS Commerce, Inc. *	21,198	1,422

Tyler Technologies, Inc. *	15,564	1,876

Ultimate Software Group (The), Inc. *	20,780	3,532

Verint Systems, Inc. *	19,366	1,199
		28,015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Specialty Finance – 1.6%

Cash America International, Inc.	50,600	$1,179

Cass Information Systems, Inc.	14,578	818

Ellie Mae, Inc. *	23,155	1,281

Nelnet, Inc., Class A	4,303	204

PRA Group, Inc. *	26,334	1,430
		4,912

Technology Services – 7.5%

Bottomline Technologies de, Inc. *	69,230	1,895

comScore, Inc. *	25,764	1,319

Comverse, Inc. *	26,530	523

Convergys Corp.	48,460	1,108

CoStar Group, Inc. *	19,064	3,771

Cubic Corp.	19,582	1,014

EPAM Systems, Inc. *	25,860	1,585

ManTech International Corp., Class A	16,200	550

MAXIMUS, Inc.	89,975	6,007

Syntel, Inc. *	41,397	2,141

Virtusa Corp. *	37,213	1,540

WageWorks, Inc. *	25,260	1,347
		22,800

Telecom – 1.2%

8x8, Inc. *	253,326	2,128

j2 Global, Inc.	22,900	1,504
		3,632

Transportation & Logistics – 3.8%

Con-way, Inc.	76,260	3,365

Echo Global Logistics, Inc. *	28,511	777

Forward Air Corp.	12,685	689

Matson, Inc.	38,500	1,623

Mobile Mini, Inc.	22,130	944

Roadrunner Transportation Systems, Inc. *	168,757	4,265
		11,663

Transportation Equipment – 0.5%

Meritor, Inc. *	111,600	1,407

Utilities – 1.9%

El Paso Electric Co.	14,010	541

Great Plains Energy, Inc.	68,400	1,825

Laclede Group (The), Inc.	14,900	763

NRG Energy, Inc.	33,923	855

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	61	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER SMALL CAP FUND continued	MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.3% – continued

Utilities – 1.9% – continued

Portland General Electric Co.	34,780	$1,290

WGL Holdings, Inc.	8,150	460
		5,734
Total Common Stocks
(Cost $221,249)		292,087

INVESTMENT COMPANIES – 3.9%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (1)	11,796,581	11,797
Total Investment Companies
(Cost $11,797)		11,797

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bills, 0.01%, 4/30/15 (2)(3)	$255	$255
0.00%, 5/7/15 (2)(3)	15	15
Total Short-Term Investments
(Cost $270)		270

Total Investments – 100.3%
(Cost $233,316)		304,154

Liabilities less Other Assets – (0.3)%		(849)
NET ASSETS – 100.0%		$303,305

(1)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(2)	Security pledged as collateral to cover margin requirements for open futures contracts.
(3)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Russell 2000 Mini Index	26	$3,247	Long	6/15	$100

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	15.1%
Consumer Staples	2.5
Energy	2.7
Financials	16.4
Health Care	13.1
Industrials	18.6
Information Technology	24.7
Materials	4.1
Telecommunication Services	0.8
Utilities	2.0

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks (1)	$292,087	$ –	$–	$292,087
Investment Companies	11,797	–	–	11,797
Short-Term Investments	–	270	–	270
Total Investments	$303,884	$270	$–	$304,154

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$100	$–	$–	$100

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	62	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND	MARCH 31, 2015

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 0.6%

United States – 0.6%
JPMorgan Chase Bank N.A. Credit Linked Note (Republic of Indonesia), 6.13%, 5/17/28 (IDR)	$9,550,000	$643
Total Corporate Bonds
(Cost $667)		643

FOREIGN ISSUER BONDS – 91.4%

Argentina – 0.8%

Argentina Bonar Bonds, 7.00%, 4/17/17	305	287

Argentine Republic Government International Bond, 8.75%, 6/2/17 (2)	45	44
8.28%, 12/31/33 (2)	344	341
2.50%, 12/31/38 (2)	325	184
		856

Azerbaijan – 0.7%

Republic of Azerbaijan International Bond, 4.75%, 3/18/24	520	520

State Oil Co. of the Azerbaijan Republic, 6.95%, 3/18/30	200	200
		720

Belize – 0.0%

Belize Government International Bond, 5.00%, 2/20/38	35	26

Bolivia – 0.3%

Bolivian Government International Bond, 4.88%, 10/29/22	300	299

Brazil – 7.6%

Brazil Letras do Tesouro Nacional, 10.64%, 1/1/17 (BRL) (3)	3,880	975
9.44%, 1/1/19 (BRL) (3)	5,270	1,039

Brazil Notas do Tesouro Nacional, Serie B, 6.00%, 8/15/50 (BRL)	390	301

Brazil Notas do Tesouro Nacional, Serie F, 10.00%, 1/1/17 (BRL)	2,200	655
10.00%, 1/1/21 (BRL)	2,158	598
10.00%, 1/1/23 (BRL)	4,826	1,303
10.00%, 1/1/25 (BRL)	2,350	620

Brazilian Government International Bond, 4.88%, 1/22/21	300	315

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 91.4% – continued

Brazil – 7.6% – continued
2.63%, 1/5/23	$1,100	$987
4.25%, 1/7/25	400	392
8.25%, 1/20/34	317	411
7.13%, 1/20/37	250	297
5.00%, 1/27/45	200	186
		8,079

British Virgin – 0.2%

Bestgain Real Estate Ltd., 2.63%, 3/13/18	200	197

Cayman Islands – 0.6%

ADCB Finance Cayman Ltd., 4.50%, 3/6/23	200	208

BCP Singapore VI Cayman Financing Co. Ltd., 8.00%, 4/15/21 (4)(5)	75	74

Grupo Aval Ltd., 4.75%, 9/26/22	200	198

Industrial Senior Trust, 5.50%, 11/1/22	175	169
		649

Chile – 1.0%

Chile Government International Bond, 5.50%, 8/5/20 (CLP)	15,000	25
3.25%, 9/14/21	150	159
2.25%, 10/30/22	175	174
3.13%, 3/27/25	400	419
3.63%, 10/30/42	125	123

ENTEL Chile S.A., 4.88%, 10/30/24	200	209
		1,109

Colombia – 4.5%

Colombia Government International Bond, 12.00%, 10/22/15 (COP)	874,000	352
7.75%, 4/14/21 (COP)	208,000	90
4.38%, 7/12/21	200	212
4.00%, 2/26/24	325	336
9.85%, 6/28/27 (COP)	1,398,000	698
7.38%, 9/18/37	225	300
6.13%, 1/18/41	425	504
5.00%, 6/15/45	400	411

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	63	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 91.4% – continued

Colombia – 4.5% – continued

Colombian TES, 11.25%, 10/24/18 (COP)	$892,800	$405
10.00%, 7/24/24 (COP)	3,279,800	1,518
		4,826

Congo – 0.3%

Republic of Congo, 3.50%, 6/30/29	336	299

Costa Rica – 0.8%

Costa Rica Government International Bond, 4.25%, 1/26/23	200	190
7.00%, 4/4/44	300	305
7.16%, 3/12/45	340	352
		847

Croatia – 3.9%

Croatia Government International Bond, 6.25%, 4/27/17	250	266
6.75%, 11/5/19	1,025	1,142
5.50%, 4/4/23	250	267
6.00%, 1/26/24	2,260	2,510
		4,185

Dominican Republic – 2.2%

Dominican Republic International Bond, 7.50%, 5/6/21	325	363
5.88%, 4/18/24	310	326
5.50%, 1/27/25	795	823
7.45%, 4/30/44	510	575
6.85%, 1/27/45	250	264
		2,351

Ecuador – 0.2%

Ecuador Government International Bond, 7.95%, 6/20/24 (4)(5)	200	177

El Salvador – 0.4%

El Salvador Government International Bond, 6.38%, 1/18/27 (4)	175	175
7.65%, 6/15/35	225	236
		411

Guatemala – 0.2%

Guatemala Government Bond, 4.88%, 2/13/28	200	206

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 91.4% – continued

Honduras – 0.2%

Republic of Honduras, 8.75%, 12/16/20	$200	$223

Hungary – 4.5%

Hungary Government Bond, 5.50%, 2/12/16 (HUF)	91,200	337
6.75%, 11/24/17 (HUF)	30,740	124
4.00%, 4/25/18 (HUF)	137,200	517
6.50%, 6/24/19 (HUF)	189,120	787
7.00%, 6/24/22 (HUF)	13,950	62
5.50%, 6/24/25 (HUF)	64,980	276

Hungary Government International Bond, 4.00%, 3/25/19	416	434
6.25%, 1/29/20	480	549
6.38%, 3/29/21	250	290
5.38%, 2/21/23	260	291
5.75%, 11/22/23	650	748
5.38%, 3/25/24	140	157
7.63%, 3/29/41	154	223
		4,795

Indonesia – 5.7%

Indonesia Government International Bond, 11.63%, 3/4/19	100	134
4.88%, 5/5/21	100	109
3.75%, 4/25/22	225	229
3.38%, 4/15/23	325	320
5.88%, 1/15/24	225	261
4.13%, 1/15/25 (4)	775	798
7.75%, 1/17/38	255	348
5.13%, 1/15/45	445	469

Indonesia Treasury Bond, 7.88%, 4/15/19 (IDR)	8,886,000	697
8.38%, 3/15/24 (IDR)	14,000,000	1,140
9.00%, 3/15/29 (IDR)	8,897,000	766
8.38%, 3/15/34 (IDR)	7,795,000	636

Perusahaan Gas Negara Persero Tbk PT, 5.13%, 5/16/24	200	213
		6,120

Iraq – 0.2%

Republic of Iraq, 5.80%, 1/15/28	225	188

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	64	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 91.4% – continued

Ivory Coast – 1.4%

Ivory Coast Government International Bond, 6.38%, 3/3/28	$760	$764
5.75%, 12/31/32	800	767
		1,531

Jamaica – 0.2%

Jamaica Government International Bond, 7.63%, 7/9/25	200	223

Jersey – 0.1%

Burgan Finance No. 1 Jersey Ltd., 7.88%, 9/29/20	100	117

Kazakhstan – 1.1%

Kazakhstan Government International Bond, 3.88%, 10/14/24 (4)	375	347
4.88%, 10/14/44	410	354

KazMunayGas National Co. JSC, 4.40%, 4/30/23	505	438

		1,139

Kenya – 0.7%

Kenya Government International Bond, 5.88%, 6/24/19	200	206
6.88%, 6/24/24	556	584
		790

Latvia – 0.4%

Republic of Latvia, 2.75%, 1/12/20	400	407

Lithuania – 1.0%

Lithuania Government International Bond, 5.13%, 9/14/17	500	544
6.13%, 3/9/21	100	120
6.63%, 2/1/22	300	375
		1,039

Luxembourg – 0.6%

ContourGlobal Power Holdings S.A., 7.13%, 6/1/19 (4)(5)	200	204

Klabin Finance S.A.,
5.25%, 7/16/24	200	195

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 91.4% – continued

Luxembourg – 0.6% – continued

Millicom International Cellular S.A., 6.00%, 3/15/25 (4)(5)	$200	$199
		598

Malaysia – 3.4%

Malaysia Government Bond, 4.26%, 9/15/16 (MYR)	1,500	411
4.24%, 2/7/18 (MYR)	3,820	1,055
3.65%, 10/31/19 (MYR)	4,140	1,122
4.05%, 9/30/21 (MYR)	2,850	782
3.48%, 3/15/23 (MYR)	157	41

Petronas Capital Ltd., 4.50%, 3/18/45	200	201
		3,612

Mexico – 11.0%

Cemex S.A.B. de C.V., 6.13%, 5/5/25 (4)(5)	200	202

Mexican Bonos, 6.00%, 6/18/15 (MXN)	4,574	302
6.25%, 6/16/16 (MXN)	18,060	1,221
4.75%, 6/14/18 (MXN)	15,300	1,005
8.50%, 12/13/18 (MXN)	7,200	528
5.00%, 12/11/19 (MXN)	22,537	1,461
10.00%, 12/5/24 (MXN)	7,150	610
7.50%, 6/3/27 (MXN)	2,900	211
10.00%, 11/20/36 (MXN)	4,245	394
8.50%, 11/18/38 (MXN)	3,700	303
7.75%, 11/13/42 (MXN) (6)	2	–

Mexican Udibonos, 5.00%, 6/16/16 (MXN)	495	181
4.00%, 11/15/40 (MXN)	536	203

Mexico Government International Bond, 5.63%, 1/15/17	630	676
3.50%, 1/21/21	150	156
3.63%, 3/15/22	246	256
4.00%, 10/2/23	594	628
3.60%, 1/30/25	685	703
6.75%, 9/27/34	170	227
6.05%, 1/11/40	80	99
4.75%, 3/8/44	240	253
4.60%, 1/23/46	200	206

Petroleos Mexicanos, 3.50%, 7/18/18	150	156

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	65	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 91.4% – continued

Mexico – 11.0% – continued
8.00%, 5/3/19	$65	$78
4.25%, 1/15/25	320	324
6.63%, 6/15/35	110	127
6.50%, 6/2/41	244	276
5.50%, 6/27/44 (4)(5)	200	202
5.50%, 6/27/44	122	123
6.38%, 1/23/45	270	302
5.63%, 1/23/46	304	309
		11,722

Morocco – 0.2%

Morocco Government International Bond, 4.25%, 12/11/22	200	207

Nigeria – 0.5%

Nigeria Government Bond, 16.00%, 6/29/19 (NGN)	24,442	127
16.39%, 1/27/22 (NGN)	43,438	232
14.20%, 3/14/24 (NGN)	40,270	196
		555

Pakistan – 0.3%

Pakistan Government International Bond, 8.25%, 4/15/24 (4)	300	317

Panama – 1.9%

Global Bank Corp., 5.13%, 10/30/19 (4)(5)	200	208

Panama Government International Bond, 4.00%, 9/22/24	425	445
3.75%, 3/16/25	575	589
9.38%, 4/1/29	175	268
6.70%, 1/26/36	230	302
4.30%, 4/29/53	200	193
		2,005

Paraguay – 0.7%

Republic of Paraguay, 4.63%, 1/25/23	400	412
6.10%, 8/11/44 (4)	310	341
		753

Peru – 1.7%

Peruvian Government International Bond, 7.13%, 3/30/19	225	269
5.70%, 8/12/24 (PEN) (4)(5)	986	314
5.70%, 8/12/24 (PEN)	440	140

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 91.4% – continued

Peru – 1.7% – continued
7.35%, 7/21/25	$370	$504
6.95%, 8/12/31 (PEN)	193	64
8.75%, 11/21/33	125	199
5.63%, 11/18/50	232	284
		1,774

Philippines – 0.8%

Philippine Government International Bond, 9.38%, 1/18/17	175	200
4.00%, 1/15/21	150	164
4.95%, 1/15/21 (PHP)	4,000	95
10.63%, 3/16/25	110	179
7.75%, 1/14/31	150	225
		863

Poland – 4.8%

Poland Government Bond, 1.53%, 1/25/16(PLN) (3)	7,425	1,936
4.75%, 10/25/16 (PLN)	2,410	667
5.50%, 10/25/19 (PLN)	4,050	1,238
5.75%, 9/23/22 (PLN)	1,530	504

Poland Government International Bond, 5.13%, 4/21/21	125	144
5.00%, 3/23/22	225	259
3.00%, 3/17/23	150	154
4.00%, 1/22/24	239	262
		5,164

Romania – 2.0%

Romania Government Bond, 5.90%, 7/26/17 (RON)	530	141
5.95%, 6/11/21 (RON)	1,900	549

Romanian Government International Bond, 6.75%, 2/7/22	300	363
4.38%, 8/22/23	490	525
4.88%, 1/22/24	430	478
6.13%, 1/22/44	60	76
		2,132

Russia – 3.0%

Russian Federal Bond – OFZ, 6.90%, 8/3/16(RUB)	13,760	223
6.20%, 1/31/18 (RUB)	5,851	87
7.50%, 3/15/18 (RUB)	6,462	99
7.50%, 2/27/19 (RUB)	59,580	890
7.00%, 1/25/23 (RUB)	17,310	228
8.15%, 2/3/27 (RUB)	3,860	52

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	66	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 91.4% – continued

Russia – 3.0% – continued

Russian Foreign Bond – Eurobond, 5.00%, 4/29/20	$500	$503
4.88%, 9/16/23	200	192
12.75%, 6/24/28	130	200
7.50%, 3/31/30	358	411
5.63%, 4/4/42	400	382
		3,267

Rwanda – 0.2%

Rwanda International Government Bond, 6.63%, 5/2/23	200	202

Senegal – 0.1%

Senegal Government International Bond, 6.25%, 7/30/24 (4)	125	122

Serbia – 0.9%

Republic of Serbia, 5.25%, 11/21/17	200	208
5.88%, 12/3/18	300	320
7.25%, 9/28/21	350	405
		933

Slovenia – 3.0%

Slovenia Government International Bond, 5.85%, 5/10/23	450	535
5.25%, 2/18/24	2,300	2,651
		3,186

South Africa – 4.9%

Eskom Holdings SOC Ltd., 6.75%, 8/6/23	200	200

South Africa Government Bond, 13.50%, 9/15/15 (ZAR)	6,200	527
8.25%, 9/15/17 (ZAR)	800	68
6.75%, 3/31/21 (ZAR)	1,775	142
7.75%, 2/28/23 (ZAR)	3,165	264
10.50%, 12/21/26 (ZAR)	11,300	1,128
7.00%, 2/28/31 (ZAR)	1,888	139
8.25%, 3/31/32 (ZAR)	18,040	1,465
6.25%, 3/31/36 (ZAR)	1,335	88

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 91.4% – continued

South Africa – 4.9% – continued

South Africa Government International Bond, 5.50%, 3/9/20	$150	$165
5.88%, 5/30/22 (4)	125	142
4.67%, 1/17/24	725	767
6.25%, 3/8/41	150	180
		5,275

Sri Lanka – 0.9%

Sri Lanka Government International Bond, 6.25%, 10/4/20	200	206
6.25%, 7/27/21	225	233
5.88%, 7/25/22	475	481
		920

Thailand – 2.6%

Thailand Government Bond, 3.25%, 6/16/17 (THB)	15,130	480
3.88%, 6/13/19 (THB)	19,270	633
3.63%, 6/16/23 (THB)	6,740	223
3.85%, 12/12/25 (THB)	21,104	719
4.88%, 6/22/29 (THB)	20,732	778
		2,833

Tunisia – 0.2%

Banque Centrale de Tunisie S.A., 5.75%, 1/30/25 (4)	260	262

Turkey – 6.1%

Hazine Mustesarligi Varlik Kiralama A.S., 4.49%, 11/25/24 (4)	210	212

Turk Telekomunikasyon A.S., 4.88%, 6/19/24	200	199

Turkey Government Bond, 9.00%, 1/27/16 (TRY)	2,538	978
9.00%, 3/8/17 (TRY)	665	260
6.30%, 2/14/18 (TRY)	1,985	726
8.50%, 7/10/19 (TRY)	766	298
9.50%, 1/12/22 (TRY)	447	183
8.50%, 9/14/22 (TRY)	1,110	432
7.10%, 3/8/23 (TRY)	947	340
10.40%, 3/20/24 (TRY)	296	129
9.00%, 7/24/24 (TRY)	2,167	872

Turkey Government International Bond, 7.00%, 3/11/19	425	484
3.25%, 3/23/23	300	284
7.38%, 2/5/25	200	248

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	67	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 91.4% – continued

Turkey – 6.1% – continued
6.88%, 3/17/36	$535	$663
4.88%, 4/16/43	200	197
		6,505

Uruguay – 0.9%

Uruguay Government International Bond, 4.50%, 8/14/24	275	298
7.88%, 1/15/33 (7)	150	213
5.10%, 6/18/50	485	505
		1,016

Venezuela – 0.4%

Petroleos de Venezuela S.A., 5.25%, 4/12/17	88	36
5.38%, 4/12/27	75	23
9.75%, 5/17/35	405	154
5.50%, 4/12/37	115	36

Venezuela Government International Bond, 5.75%, 2/26/16	140	108
9.38%, 1/13/34	135	50
7.00%, 3/31/38	88	30
		437

Vietnam – 0.9%

Vietnam Government International Bond, 6.75%, 1/29/20	100	114
4.80%, 11/19/24 (4)	835	872
		986

Zambia – 0.2%

Zambia Government International Bond, 5.38%, 9/20/22	275	251
Total Foreign Issuer Bonds
(Cost $101,177)		97,706

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 6.6%

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (8)	7,037,349	$7,037
Total Investment Companies
(Cost $7,037)		7,037

Total Investments – 98.6%
(Cost $108,881)		105,386

Other Assets less Liabilities – 1.4%		1,502
NET ASSETS – 100.0%		$106,888

(1)	Principal amount is in USD unless otherwise indicated.
(2)	Issuer has defaulted on terms of debt obligation.
(3)	Zero coupon bond reflects effective yield on the date of purchase.
(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Multi-Manager Funds.
(5)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of these restricted illiquid securities amounted to approximately $1,580,000 or 1.5% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

BCP Singapore VI Cayman Financing Co. Ltd., 8.00%, 4/15/21	3/24/14	$77

Cemex S.A.B. de C.V., 6.13%, 5/5/25	2/26/15	200

ContourGlobal Power Holdings S.A., 7.13%, 6/1/19	5/12/14	204

Ecuador Government International Bond, 7.95%, 6/20/24	6/17/14	200

Global Bank Corp., 5.13%, 10/30/19	10/28/14	199

Millicom International Cellular S.A., 6.00%, 3/15/25	3/10/15	200

Peruvian Government International Bond, 5.70%, 8/12/24	10/30/14-3/5/15	336

Petroleos Mexicanos, 5.50%, 6/27/44	10/6/14	204

(6)	Value rounds to less than one thousand.
(7)	Security is payment-in-kind bond.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	68	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(8)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AA	0.9%
A	15.5
BBB	40.4
BB	24.7
B	7.4
CCC or Below	1.8
Non-Rated	3.3
Cash Equivalents	6.0

Total	100.0%

*Credit quality ratings are compiled from two external rating agencies: Moody’s and Standard & Poor’s. The Fund reports the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2015, the industry sectors (unaudited) for the Fund were:

INDUSTRY SECTOR	% OF LONG TERM INVESTMENTS
Basic Materials	0.2%
Communications	0.6
Energy	3.3
Financial	2.0
Government	93.2
Industrial	0.2
Technology	0.1
Utilities	0.4

Total	100.0%

At March 31, 2015, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	56.2%
Mexican Peso	6.5
Brazilian Real	5.6
All other currencies less than 5%	31.7

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund adjusted the price of certain foreign equity securities held in its portfolio on March 31, 2015 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Corporate Bonds (1)	$ –	$643	$–	$643
Foreign Issuer Bonds (1)	–	97,706	–	97,706
Investment Companies	7,037	–	–	7,037
Total Investments	$7,037	$98,349	$–	$105,386

(1)	Classifications as defined in the Schedule of Investments.

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	69	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.3%

Commercial Mortgage-Backed Securities – 0.5%

GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.80%, 8/10/45 (2)	$1,760	$1,804

Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/5/30 (2) (3)	1,020	1,048
		2,852

Other – 0.2%

AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.07%, 2/15/40 (3)(4)	283	286

Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.10%, 5/25/35	225	224

Sierra Timeshare Receivables Funding LLC, Series 2011-3A, Class C, 9.31%, 7/20/28 (3)	235	252

Springleaf Funding Trust, Series 2014-AA, Class C, 4.45%, 12/15/22 (3)	575	576
		1,338

Whole Loan – 1.6%

Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.50%, 12/25/33	305	312

Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.50%, 10/25/33	216	228

Banc of America Alternative Loan Trust, Series 2004-9, Class 2CB1, 6.00%, 10/25/34	1,035	1,069

Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.75%, 11/25/35	227	233

Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.50%, 11/25/34	144	143

Banc of America Mortgage Trust, Series 2005-A, Class 2A1, 2.66%, 2/25/35 (2)	66	64

Bear Stearns ARM Trust, Series 2004-9, Class 12A3, 2.78%, 11/25/34 (2)	122	121

Citicorp Mortgage Securities Trust, Series 2006-4, Class 1A2, 6.00%, 8/25/36	119	120

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.3% – continued

Whole Loan – 1.6% – continued

Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.57%, 5/25/35 (2)	$116	$111

CitiMortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.00%, 7/25/36	137	120

Countrywide Alternative Loan Trust, Series 2004-27CB, Class A1, 6.00%, 12/25/34	588	591

Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.38%, 5/25/35 (2)	536	441

Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.25%, 7/25/36	419	283

GMACM Mortgage Loan Trust, Series 2003-J7, Class A7, 5.00%, 11/25/33	68	69

GMACM Mortgage Loan Trust, Series 2005-AR4, Class 3A1, 2.98%, 7/19/35 (2)	476	451

GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 2.73%, 12/25/34 (2)	333	331

GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 2.47%, 7/25/35 (2)	164	154

GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.00%, 9/25/36	240	202

IndyMac INDX Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.81%, 7/25/45 (2)	509	447

JP Morgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 4.45%, 3/25/36 (2)	153	123

JP Morgan Mortgage Trust, Series 2005-S3, Class 1A9, 6.00%, 1/25/36	426	382

MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.68%, 3/25/35 (2)	566	498

New York Mortgage Trust, Series 2006-1,Class2A2, 2.88%, 5/25/36 (2)	187	169

Residential Asset Securitization Trust, Series 2006-A2, Class A11, 6.00%, 1/25/46	4	4

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	70	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
ASSET-BACKED SECURITIES – 2.3% – continued

Whole Loan – 1.6% – continued

RFMSI Trust, Series 2006-S1, Class 1A3, 5.75%, 1/25/36	$391	$401

Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 0.48%, 7/25/35 (2)	498	367

WaMu Mortgage Pass-Through Certificates, Series 2006-AR11, Class 2A, 2.19%, 9/25/46 (2)	435	396

WaMu Mortgage Pass-Through Certificates, Series 2006-AR19, Class 2A, 1.94%, 1/25/47 (2)	544	490
		8,320
Total Asset-Backed Securities
(Cost $11,834)		12,510

CONVERTIBLE BONDS – 2.7%

Apparel & Textile Products – 0.2%

Iconix Brand Group, Inc., 2.50%, 6/1/16	790	921

Biotechnology – 0.2%

Gilead Sciences, Inc., 1.63%, 5/1/16	255	1,098

Coal Operations – 0.0%

Peabody Energy Corp., 4.75%, 12/15/41	750	265

Communications Equipment – 0.3%

Brocade Communications Systems, Inc., 1.38%, 1/1/20 (3)(4)	85	89

Ciena Corp., 3.75%, 10/15/18 (3)	965	1,183

Rovi Corp., 0.50%, 3/1/20 (3)(4)	475	453
		1,725

Exploration & Production – 0.1%

Chesapeake Energy Corp., 2.50%, 5/15/37	525	503

Homebuilders – 0.3%

KB Home, 1.38%, 2/1/19	510	488

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CONVERTIBLE BONDS – 2.7% – continued

Homebuilders – 0.3% – continued

Lennar Corp., 3.25%, 11/15/21 (3)	$565	$1,260
		1,748

Internet Media – 0.1%

Priceline Group (The), Inc., 1.00%, 3/15/18	205	273

Leisure Products Manufacturing – 0.1%

Jarden Corp., 1.13%, 3/15/34	430	511

Pharmaceuticals – 0.4%

Emergent Biosolutions, Inc., 2.88%, 1/15/21	793	916

Mylan, Inc., 3.75%, 9/15/15	260	1,156
		2,072

Railroad – 0.3%

Trinity Industries, Inc., 3.88%, 6/1/36	990	1,547

Real Estate – 0.1%

iStar Financial, Inc., 3.00%, 11/15/16	585	693

Renewable Energy – 0.0%

SunEdison, Inc., 2.38%, 4/15/22 (3)(4)	110	129

Retail – Consumer Discretionary – 0.1%

MercadoLibre, Inc., 2.25%, 7/1/19 (3)	535	623

Semiconductors – 0.1%

Novellus Systems, Inc., 2.63%, 5/15/41	160	327

Software & Services – 0.2%

Nuance Communications, Inc., 2.75%, 11/1/31	105	104

Palo Alto Networks, Inc., 0.04%, 7/1/19 (3)(5)	550	789
		893

Transportation & Logistics – 0.2%

Hornbeck Offshore Services, Inc., 1.50%, 9/1/19	1,200	964

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	71	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CONVERTIBLE BONDS – 2.7% – continued

Transportation & Logistics – 0.2% – continued

Macquarie Infrastructure Co. LLC, 2.88%, 7/15/19	$130	$154
		1,118
Total Convertible Bonds
(Cost $11,144)		14,446

CORPORATE BONDS – 73.8%

Advertising & Marketing – 0.2%

Acosta, Inc., 7.75%, 10/1/22 (3)	870	899
Aerospace & Defense – 1.3%

Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (3)(4)	115	120

KLX, Inc., 5.88%, 12/1/22 (3)(4)	1,260	1,257

Meccanica Holdings USA, Inc., 7.38%, 7/15/39 (3)	1,705	1,909

TransDigm, Inc., 5.50%, 10/15/20	2,180	2,153
6.00%, 7/15/22	1,000	1,000
6.50%, 7/15/24	750	754
		7,193

Airlines – 0.1%

Continental Airlines Pass-Through Trust, Series 2007-1, Class B, 6.90%, 4/19/22	104	111

United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 4/11/22	335	340
		451

Apparel & Textile Products – 0.1%

Nine West Holdings, Inc., 6.13%, 11/15/34	630	384

Auto Parts Manufacturing – 0.1%

Goodyear Tire & Rubber (The) Co., 6.50%, 3/1/21	295	314

Automobiles Manufacturing – 0.6%

FCA US LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	590	619
8.25%, 6/15/21	705	782

General Motors Co., 6.25%, 10/2/43	420	514
5.20%, 4/1/45	265	288

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Automobiles Manufacturing – 0.6% – continued

General Motors Financial Co., Inc., 3.25%, 5/15/18	$335	$341
4.38%, 9/25/21	685	728
		3,272

Cable & Satellite – 2.9%

CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	405	421
8.13%, 4/30/20	205	214
5.25%, 9/30/22	965	987
5.75%, 1/15/24	20	21

CCOH Safari LLC,
5.50%, 12/1/22	105	107
5.75%, 12/1/24	945	973

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 9/15/20 (3)	655	690
5.13%, 12/15/21 (3)	306	306

CSC Holdings LLC, 7.63%, 7/15/18	435	490

DISH DBS Corp., 5.13%, 5/1/20	2,070	2,085
6.75%, 6/1/21	655	698
5.88%, 11/15/24	2,025	2,028

RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (3)	5,580	5,915

Wave Holdco LLC/Wave Holdco Corp., 8.25%, 7/15/19 (3)(6)	150	154

WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, 7/15/19	315	339
		15,428

Casinos & Gaming – 3.5%

Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17 (7)	4,630	3,357

Eldorado Resorts LLC/Eldorado Capital Corp., 8.63%, 6/15/19 (3)(4)	185	194

GLP Capital L.P./GLP Financing II, Inc., 4.38%, 11/1/18	290	298
4.88%, 11/1/20	2,945	3,019
5.38%, 11/1/23	445	460

Graton Economic Development Authority, 9.63%, 9/1/19 (3)	1,320	1,445

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	72	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Casinos & Gaming – 3.5% – continued

Isle of Capri Casinos, Inc., 8.88%, 6/15/20	$440	$475
5.88%, 3/15/21	715	735

MGM Resorts International, 8.63%, 2/1/19	750	855
6.75%, 10/1/20	1,000	1,073
6.00%, 3/15/23	90	92

MTR Gaming Group, Inc., 11.50%, 8/1/19	1,120	1,212

Peninsula Gaming LLC/Peninsula Gaming Corp., 8.38%, 2/15/18 (3)	1,040	1,095

Pinnacle Entertainment, Inc., 7.50%, 4/15/21	535	564
6.38%, 8/1/21	370	392
7.75%, 4/1/22	440	490

Scientific Games International, Inc., 6.63%, 5/15/21 (3)(4)	495	361
7.00%, 1/1/22 (3)(4)	270	276
10.00%, 12/1/22 (3)(4)	1,605	1,501

Station Casinos LLC, 7.50%, 3/1/21	645	687

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 5/30/23 (3)(4)	25	24
5.50%, 3/1/25 (3)(4)	95	96
		18,701

Chemicals – 0.9%

Ashland, Inc., 3.00%, 3/15/16	245	248

Hercules, Inc., 6.50%, 6/30/29	1,960	1,806

Huntsman International LLC, 4.88%, 11/15/20	745	745
8.63%, 3/15/21	890	952
5.13%, 11/15/22 (3)(4)	80	80

PQ Corp., 8.75%, 11/1/18 (3)(4)	1,185	1,229
		5,060

Coal Operations – 2.9%

CONSOL Energy, Inc., 5.88%, 4/15/22	1,770	1,602

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Coal Operations – 2.9% – continued

Foresight Energy LLC/Foresight Energy Corp., 7.88%, 8/15/21 (3)	$10,250	$10,224

Peabody Energy Corp., 6.00%, 11/15/18	1,170	924
6.25%, 11/15/21	4,040	2,485
		15,235

Commercial Finance – 1.5%

CIT Group, Inc., 6.63%, 4/1/18 (3)	885	949
5.50%, 2/15/19 (3)	1,130	1,175
3.88%, 2/19/19	600	594
5.38%, 5/15/20	215	226
5.00%, 8/15/22	270	277

International Lease Finance Corp., 3.88%, 4/15/18	700	711
6.25%, 5/15/19	1,990	2,174
8.63%, 1/15/22	820	1,039
5.88%, 8/15/22	315	350

Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.88%, 4/15/22 (3)	750	698
		8,193

Communications Equipment – 0.8%

Alcatel-Lucent USA, Inc., 6.50%, 1/15/28	50	50
6.45%, 3/15/29	3,355	3,389

CommScope Holding Co., Inc., 6.63%, 6/1/20 (3)(4)(6)	165	169

CommScope, Inc., 5.00%, 6/15/21 (3)	590	589
5.50%, 6/15/24 (3)	260	260
		4,457

Construction Materials Manufacturing – 0.2%

USG Corp., 5.88%, 11/1/21 (3)	285	303
5.50%, 3/1/25 (3)(4)	175	178

Vulcan Materials Co., 4.50%, 4/1/25	440	447
		928

Consumer Finance – 3.2%

Ally Financial, Inc., 8.00%, 3/15/20	2,380	2,838

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	73	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Consumer Finance – 3.2% – continued
5.13%, 9/30/24	$360	$371
8.00%, 11/1/31	214	278

First Data Corp., 7.38%, 6/15/19 (3)	100	104
11.25%, 1/15/21	454	516
12.63%, 1/15/21	2,307	2,734
10.63%, 6/15/21	429	488
11.75%, 8/15/21	364	421

Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.88%, 8/1/21 (3)	1,850	1,748

Navient Corp., 4.63%, 9/25/17	45	46
4.88%, 6/17/19	1,750	1,746
5.88%, 3/25/21	465	463

Navient LLC, 5.50%, 1/15/19	390	398
5.50%, 1/25/23	1,210	1,153
6.13%, 3/25/24	804	772

Provident Funding Associates L.P./PFG Finance Corp., 6.75%, 6/15/21 (3)	510	486

Springleaf Finance Corp., 6.00%, 6/1/20	60	60
7.75%, 10/1/21	710	777
8.25%, 10/1/23	440	495

Stearns Holdings, Inc., 9.38%, 8/15/20 (3)	282	278

Walter Investment Management Corp., 7.88%, 12/15/21	1,080	967
		17,139

Consumer Products – 2.9%

Central Garden and Pet Co., 8.25%, 3/1/18	1,166	1,193

First Quality Finance Co., Inc., 4.63%, 5/15/21 (3)	2,180	2,054

HRG Group, Inc., 7.88%, 7/15/19	946	996
7.75%, 1/15/22	8,414	8,372

Spectrum Brands, Inc., 6.13%, 12/15/24 (3)(4)	2,620	2,797
		15,412

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Consumer Services – 2.2%

ADT (The) Corp., 2.25%, 7/15/17	$185	$184

Ancestry.com, Inc., 9.63%, 10/15/18 (3)(6)	1,810	1,824

APX Group, Inc., 8.75%, 12/1/20	1,620	1,494

Multi-Color Corp., 6.13%, 12/1/22 (3)(4)	2,050	2,132

RR Donnelley & Sons Co., 8.25%, 3/15/19	910	1,051
7.63%, 6/15/20	1,065	1,217
7.88%, 3/15/21	515	589
7.00%, 2/15/22	215	237
6.50%, 11/15/23	400	425
6.00%, 4/1/24	370	382

Service Corp. International, 5.38%, 5/15/24	455	475

United Rentals North America, Inc., 7.38%, 5/15/20	505	546
8.25%, 2/1/21	835	902
		11,458

Containers & Packaging – 0.7%

Berry Plastics Corp., 9.75%, 1/15/21	1,520	1,674

Owens-Brockway Glass Container, Inc., 5.00%, 1/15/22 (3)(4)	415	423

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 9.88%, 8/15/19	574	614
5.75%, 10/15/20	300	310
6.88%, 2/15/21	505	531
8.25%, 2/15/21	415	444
		3,996

Department Stores – 0.3%

Dillard’s, Inc., 7.75%, 7/15/26	495	561
7.75%, 5/15/27	465	520

JC Penney Corp., Inc., 5.75%, 2/15/18	245	231
8.13%, 10/1/19	230	225
		1,537

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	74	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Distributors – Consumer Discretionary – 0.8%

American Tire Distributors, Inc., 10.25%, 3/1/22 (3)(4)	$2,320	$2,413

LKQ Corp., 4.75%, 5/15/23	1,810	1,774
		4,187

Entertainment Content – 0.6%

AMC Networks, Inc., 7.75%, 7/15/21	368	399

Gibson Brands, Inc., 8.88%, 8/1/18 (3)(4)	980	981

WMG Acquisition Corp., 6.75%, 4/15/22 (3)(4)	1,880	1,782
		3,162

Entertainment Resources – 1.1%

24 Hour Holdings III LLC, 8.00%, 6/1/22 (3)	3,475	2,954

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.25%, 3/15/21	805	831

Mohegan Tribal Gaming Authority, 9.75%, 9/1/21	1,500	1,590

Regal Entertainment Group, 5.75%, 3/15/22	598	611
		5,986

Exploration & Production – 9.0%

American Energy-Permian Basin LLC/AEPB Finance Corp., 7.13%, 11/1/20 (3)(4)	190	145

Antero Resources Corp., 5.13%, 12/1/22	375	360

Antero Resources Finance Corp., 5.38%, 11/1/21	410	398

Bonanza Creek Energy, Inc., 6.75%, 4/15/21	310	301
5.75%, 2/1/23	230	212

BreitBurn Energy Partners L.P./BreitBurn Finance Corp., 8.63%, 10/15/20	490	363
7.88%, 4/15/22	2,900	2,088

California Resources Corp., 5.00%, 1/15/20 (3)	640	578
5.50%, 9/15/21 (3)	1,355	1,202
6.00%, 11/15/24 (3)	845	741

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Exploration & Production – 9.0% – continued

Chesapeake Energy Corp., 6.50%, 8/15/17	$415	$437
6.63%, 8/15/20	420	434
4.88%, 4/15/22	2,045	1,917

Cimarex Energy Co., 5.88%, 5/1/22	485	517
4.38%, 6/1/24	295	293

Concho Resources, Inc., 5.50%, 10/1/22	50	50
5.50%, 4/1/23	561	565

Continental Resources, Inc., 4.50%, 4/15/23	160	155
3.80%, 6/1/24	315	290

Denbury Resources, Inc., 4.63%, 7/15/23	2,080	1,784

EP Energy LLC/Everest Acquisition Finance, Inc., 9.38%, 5/1/20	2,578	2,700

EXCO Resources, Inc., 7.50%, 9/15/18	1,060	628
8.50%, 4/15/22	1,030	573

Halcon Resources Corp., 9.75%, 7/15/20	565	398

Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75%, 4/1/22	235	220

Laredo Petroleum, Inc., 5.63%, 1/15/22	120	116
7.38%, 5/1/22	260	268

Legacy Reserves L.P./Legacy Reserves Finance Corp., 8.00%, 12/1/20	900	738
6.63%, 12/1/21	4,970	3,926

Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/1/19	2,250	1,777
8.63%, 4/15/20	950	810
7.75%, 2/1/21	731	581
6.50%, 9/15/21	1,625	1,285

Memorial Production Partners L.P./Memorial Production Finance Corp., 7.63%, 5/1/21	4,131	3,759
6.88%, 8/1/22 (3)	1,120	991

Newfield Exploration Co., 5.75%, 1/30/22	1,450	1,512

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	75	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Exploration & Production – 9.0% – continued
5.63%, 7/1/24	$290	$302

Oasis Petroleum, Inc., 7.25%, 2/1/19	315	312
6.88%, 3/15/22	1,565	1,526

QEP Resources, Inc., 5.38%, 10/1/22	10	10
5.25%, 5/1/23	1,075	1,053

Rex Energy Corp., 8.88%, 12/1/20	640	499
6.25%, 8/1/22 (3)	2,935	1,974

Rice Energy, Inc., 6.25%, 5/1/22	620	604

RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/1/21 (3)(4)	125	119

Rosetta Resources, Inc., 5.63%, 5/1/21	735	691
5.88%, 6/1/22	2,135	2,012
5.88%, 6/1/24	485	451

RSP Permian, Inc., 6.63%, 10/1/22 (3)	315	317

Sanchez Energy Corp., 7.75%, 6/15/21	25	24
6.13%, 1/15/23	340	306

SandRidge Energy, Inc., 7.50%, 3/15/21	1,743	1,081
8.13%, 10/15/22	315	193
7.50%, 2/15/23	1,690	1,031

SM Energy Co., 6.63%, 2/15/19	5	5
6.13%, 11/15/22 (3)(4)	230	229
5.00%, 1/15/24	130	122

Southwestern Energy Co., 4.95%, 1/23/25	370	376

Whiting Petroleum Corp., 5.00%, 3/15/19	665	653
5.75%, 3/15/21	430	427
6.25%, 4/1/23 (3)(4)	90	90

WPX Energy, Inc., 5.25%, 9/15/24	290	255
		47,774

Financial Services – 0.8%

Argos Merger Sub, Inc., 7.13%, 3/15/23 (3)(4)	835	865

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Financial Services – 0.8% – continued

Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.88%, 3/15/19	$405	$413
5.88%, 2/1/22	355	366

Morgan Stanley, 8.00%, 5/9/17 (AUD)	1,300	1,087

Opal Acquisition, Inc., 8.88%, 12/15/21 (3)	1,280	1,302

Rio Oil Finance Trust, Series 2014-1, 6.25%, 7/6/24 (3)	545	497
		4,530

Food & Beverage – 0.6%

Constellation Brands, Inc., 3.88%, 11/15/19	140	144
4.25%, 5/1/23	455	468
4.75%, 11/15/24	410	433

DS Services of America, Inc., 10.00%, 9/1/21 (3)(4)	690	811

Post Holdings, Inc., 6.00%, 12/15/22 (3)	1,290	1,245
		3,101

Forest & Paper Products Manufacturing – 0.2%

Mercer International, Inc., 7.00%, 12/1/19	850	880

Hardware – 1.3%

Project Homestake Merger Corp., 8.88%, 3/1/23 (3)(4)	245	246

Real Alloy Holding, Inc., 10.00%, 1/15/19 (3)(4)	3,290	3,327

Zebra Technologies Corp., 7.25%, 10/15/22 (3)	2,980	3,211
		6,784

Health Care Facilities & Services – 5.8%

Acadia Healthcare Co., Inc., 6.13%, 3/15/21	5,200	5,395
5.13%, 7/1/22	2,300	2,303

Amsurg Corp., 5.63%, 11/30/20	3	3
5.63%, 7/15/22	1,155	1,181

BioScrip, Inc., 8.88%, 2/15/21 (3)	410	369

CHS/Community Health Systems, Inc., 5.13%, 8/15/18	450	464

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	76	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Health Care Facilities & Services – 5.8% – continued
8.00%, 11/15/19	$455	$483
5.13%, 8/1/21	415	427
6.88%, 2/1/22	1,315	1,405

DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	440	468
5.13%, 7/15/24	825	842

Envision Healthcare Corp., 5.13%, 7/1/22 (3)	420	429

Fresenius Medical Care US Finance II, Inc., 5.63%, 7/31/19 (3)	595	646
4.13%, 10/15/20 (3)(4)	50	51
5.88%, 1/31/22 (3)	365	402
4.75%, 10/15/24 (3)(4)	490	513

Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (3)	835	931

HCA, Inc., 4.25%, 10/15/19	580	596
6.50%, 2/15/20	835	940
4.75%, 5/1/23	230	239
7.50%, 12/15/23	260	295
5.00%, 3/15/24	375	398
8.36%, 4/15/24	680	802
5.38%, 2/1/25	280	294
7.69%, 6/15/25	1,310	1,480
7.58%, 9/15/25	240	269
7.05%, 12/1/27	70	75
7.50%, 11/6/33	820	886
7.75%, 7/15/36	420	456

IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19	935	972

Jaguar Holding Co. I, 9.38%, 10/15/17 (3)(6)	1,780	1,820

Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/1/19(3)	630	677

Omnicare, Inc., 4.75%, 12/1/22	75	77
5.00%, 12/1/24	60	63

Tenet Healthcare Corp., 6.25%, 11/1/18	495	536
6.00%, 10/1/20	330	350
8.13%, 4/1/22	285	314
6.88%, 11/15/31	1,930	1,785

United Surgical Partners International, Inc., 9.00%, 4/1/20	365	392

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Health Care Facilities & Services – 5.8% – continued

Universal Health Services, Inc., 4.75%, 8/1/22 (3)	$855	$899
		30,927

Home Improvement – 0.8%

Atrium Windows & Doors, Inc., 7.75%, 5/1/19 (3)	1,040	874

CPG Merger Sub LLC, 8.00%, 10/1/21 (3)	520	528

Masco Corp., 5.95%, 3/15/22	355	398

ServiceMaster (The) Co., 7.00%, 8/15/20	867	921
7.45%, 8/15/27	1,535	1,554
		4,275

Homebuilders – 1.2%

D.R. Horton, Inc., 4.38%, 9/15/22	130	130
5.75%, 8/15/23	840	909

K Hovnanian Enterprises, Inc., 5.00%, 11/1/21	1,520	1,307

Lennar Corp., 4.75%, 11/15/22 (3)	1,150	1,170

Ryland Group (The), Inc., 5.38%, 10/1/22	375	374

Standard Pacific Corp., 8.38%, 1/15/21	240	278

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (3)	965	956
5.63%, 3/1/24 (3)(4)	168	164

TRI Pointe Holdings, Inc., 4.38%, 6/15/19 (3)	1,070	1,045
		6,333

Industrial Other – 1.3%

AECOM Technology Corp., 5.88%, 10/15/24 (3)	650	683

Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19	420	366

Sabine Pass Liquefaction LLC, 5.63%, 2/1/21	2,230	2,245
6.25%, 3/15/22	510	527
5.63%, 4/15/23	190	190

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	77	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Industrial Other – 1.3% – continued
5.75%, 5/15/24	$515	$518
5.63%, 3/1/25 (3)(4)	1,660	1,641

SBA Telecommunications, Inc., 5.75%, 7/15/20	280	294

Signode Industrial Group Lux S.A./Signode Industrial Group US, Inc., 6.38%, 5/1/22 (3)	485	482
		6,946

Internet Media – 0.9%

Ancestry.com, Inc., 11.00%, 12/15/20	4,020	4,462

IAC/InterActiveCorp, 4.88%, 11/30/18	410	422
		4,884

Machinery Manufacturing – 0.8%

Case New Holland, Inc., 7.88%, 12/1/17	1,130	1,252

Cleaver-Brooks, Inc., 8.75%, 12/15/19 (3)	1,190	1,214

Manitowoc (The) Co., Inc., 8.50%, 11/1/20	595	637

Terex Corp., 6.50%, 4/1/20	395	411
6.00%, 5/15/21	625	640
		4,154

Managed Care – 0.8%

MPH Acquisition Holdings LLC, 6.63%, 4/1/22 (3)(4)	3,905	4,047

WellCare Health Plans, Inc., 5.75%, 11/15/20	383	402
		4,449

Manufactured Goods – 0.3%

EnPro Industries, Inc., 5.88%, 9/15/22(3)	1,230	1,282

NCI Building Systems, Inc., 8.25%, 1/15/23 (3)(4)	230	243
		1,525

Mass Merchants – 0.2%

Family Tree Escrow LLC, 5.25%, 3/1/20 (3)(4)	220	230
5.75%, 3/1/23 (3)(4)	620	653
		883

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Medical Equipment & Devices Manufacturing – 1.0%

Alere, Inc., 6.50%, 6/15/20	$330	$341

DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18	45	47
9.88%, 4/15/18	495	515

Halyard Health, Inc., 6.25%, 10/15/22 (3)(4)	1,700	1,781

Physio-Control International, Inc., 9.88%, 1/15/19 (3)	2,532	2,690
		5,374

Metals & Mining – 2.6%

Alcoa, Inc., 5.13%, 10/1/24	235	252
6.75%, 1/15/28	165	190

Century Aluminum Co., 7.50%, 6/1/21 (3)	5,000	5,175

Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17	5,240	5,292

Shale-Inland Holdings LLC/Shale-Inland Finance Corp., 8.75%, 11/15/19 (3)	3,070	2,732
		13,641

Oil & Gas Services & Equipment – 0.5%

Forum Energy Technologies, Inc., 6.25%, 10/1/21	2,170	2,034

Hercules Offshore, Inc., 8.75%, 7/15/21 (3)	220	63

Parker Drilling Co., 6.75%, 7/15/22	40	32

Pioneer Energy Services Corp., 6.13%, 3/15/22	205	156

Western Refining Logistics L.P./WNRL Finance Corp., 7.50%, 2/15/23 (3)(4)	160	163
		2,448

Pharmaceuticals – 0.9%

Endo Finance LLC & Endo Finco, Inc., 7.00%, 7/15/19 (3)(4)	515	537
7.25%, 1/15/22 (3)	165	175
5.38%, 1/15/23 (3)	1,270	1,267

Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.00%, 2/1/25 (3)(4)	115	118

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	78	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Pharmaceuticals – 0.9% – continued

Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20	$75	$79

Valeant Pharmaceuticals International, 6.38%, 10/15/20 (3)	1,605	1,667
7.25%, 7/15/22 (3)	740	783
		4,626

Pipeline – 2.1%

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.25%, 4/1/23 (3)(4)	345	348

Energy Transfer Equity L.P., 7.50%, 10/15/20	355	398
5.88%, 1/15/24	510	538

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., 6.75%, 11/1/20	215	226
4.50%, 7/15/23	983	973
4.88%, 12/1/24	480	491

Regency Energy Partners L.P./Regency Energy Finance Corp., 5.75%, 9/1/20	515	556
5.88%, 3/1/22	1,115	1,210
5.50%, 4/15/23	485	501
4.50%, 11/1/23	1,220	1,226

Rockies Express Pipeline LLC, 7.50%, 7/15/38 (3)(4)	240	273

Rose Rock Midstream L.P./Rose Rock Finance Corp., 5.63%, 7/15/22	450	443

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.00%, 1/15/18 (3)(4)	275	283
4.13%, 11/15/19 (3)(4)	860	856
6.88%, 2/1/21	10	11
6.38%, 8/1/22	265	278
5.25%, 5/1/23	100	100
4.25%, 11/15/23	190	183

Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 5.50%, 10/15/19 (3)(4)	485	499
6.25%, 10/15/22 (3)(4)	760	787

Williams Partners L.P./ACMP Finance Corp., 6.13%, 7/15/22	825	874
		11,054

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Power Generation – 1.0%

Calpine Corp., 6.00%, 1/15/22 (3)	$275	$294

Dynegy Finance I, Inc./Dynegy Finance II, Inc., 6.75%, 11/1/19 (3)(4)	270	280

NRG Energy, Inc., 7.63%, 1/15/18	1,500	1,652
8.25%, 9/1/20	1,420	1,503
7.88%, 5/15/21	185	199
6.25%, 7/15/22	1,180	1,213

TerraForm Power Operating LLC, 5.88%, 2/1/23 (3)(4)	245	254
		5,395

Property & Casualty Insurance – 0.2%

HUB International Ltd., 7.88%, 10/1/21 (3)	1,180	1,209

Publishing & Broadcasting – 2.8%

Clear Channel Worldwide Holdings, Inc., 7.63%, 3/15/20	2,930	3,032
7.63%, 3/15/20	1,535	1,616
6.50%, 11/15/22	2,855	2,962
6.50%, 11/15/22	1,085	1,142

Cumulus Media Holdings, Inc., 7.75%, 5/1/19	1,210	1,186

Gannett Co., Inc., 5.13%, 10/15/19	1,115	1,168
5.13%, 7/15/20	590	615
4.88%, 9/15/21 (3)	95	97
5.50%, 9/15/24 (3)	145	152

iHeartCommunications, Inc., 10.00%, 1/15/18	100	85
6.88%, 6/15/18	308	277
9.00%, 12/15/19	90	89
11.25%, 3/1/21	1,167	1,193
7.25%, 10/15/27	405	320

Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (3)(4)	1,130	1,137

Sirius XM Radio, Inc., 4.25%, 5/15/20 (3)	95	94
		15,165

Real Estate – 1.9%

Crown Castle International Corp., 4.88%, 4/15/22	486	505

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	79	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Real Estate – 1.9% – continued

Iron Mountain, Inc., 8.38%, 8/15/21	$77	$80
5.75%, 8/15/24	1,395	1,413

iStar Financial, Inc., 4.00%, 11/1/17	700	691
5.00%, 7/1/19	595	595

MPT Operating Partnership L.P./MPT Finance Corp., 5.50%, 5/1/24	1,060	1,126

Omega Healthcare Investors, Inc., 5.88%, 3/15/24	560	596

Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 12/1/21 (3)(4)	3,530	3,583

Rialto Holdings LLC/Rialto Corp., 7.00%, 12/1/18 (3)	1,052	1,094

Sabra Health Care L.P./Sabra Capital Corp., 5.50%, 2/1/21	485	517
		10,200

Retail – Consumer Discretionary – 2.4%

AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	874	920
7.00%, 5/20/22	1,161	1,245

Builders FirstSource, Inc., 7.63%, 6/1/21 (3)	730	735

Building Materials Holding Corp., 9.00%, 9/15/18 (3)	500	530

Ferrellgas L.P./Ferrellgas Finance Corp., 6.75%, 1/15/22	1,140	1,160

First Cash Financial Services, Inc., 6.75%, 4/1/21	1,720	1,772

Jo-Ann Stores LLC, 8.13%, 3/15/19 (3)	860	862

L Brands, Inc., 5.63%, 10/15/23	180	200

Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 8/1/18 (3)(6)	74	76

Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.88%, 10/1/22 (3)(4)	465	457

Party City Holdings, Inc., 8.88%, 8/1/20	3,735	4,024

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Retail – Consumer Discretionary – 2.4% – continued

Petco Holdings, Inc., 8.50%, 10/15/17 (3)(4)(6)	$30	$31

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.38%, 8/1/21	534	574

Toys R Us, Inc., 7.38%, 10/15/18	150	102
		12,688

Retail – Consumer Staples – 0.1%

KeHE Distributors LLC/KeHE Finance Corp., 7.63%, 8/15/21 (3)	740	785

Semiconductors – 0.1%

Amkor Technology, Inc., 6.38%, 10/1/22	210	216

Freescale Semiconductor, Inc., 6.00%, 1/15/22 (3)	140	153
		369

Software & Services – 1.4%

Activision Blizzard, Inc., 5.63%, 9/15/21 (3)(4)	1,040	1,108

Blackboard, Inc., 7.75%, 11/15/19 (3)	652	626

BMC Software Finance, Inc., 8.13%, 7/15/21 (3)	550	503

IHS, Inc., 5.00%, 11/1/22 (3)(4)	1,195	1,200

Infor Software Parent LLC/Infor Software Parent, Inc., 7.13%, 5/1/21 (3)(4)(6)	391	387

Infor US, Inc., 5/15/22 (3)(4)(8)	435	446

MSCI, Inc., 5.25%, 11/15/24 (3)(4)	485	501

Nuance Communications, Inc., 5.38%, 8/15/20 (3)	600	606

Sophia Holding Finance L.P./Sophia Holding Finance, Inc., 9.63%, 12/1/18 (3)(4)(6)	755	763

Sophia L.P./Sophia Finance, Inc., 9.75%, 1/15/19 (3)	585	628

SunGard Data Systems, Inc., 7.38%, 11/15/18	128	133

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	80	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Software & Services – 1.4% – continued
7.63%, 11/15/20	$300	$317
		7,218

Supermarkets & Pharmacies – 1.1%

New Albertsons, Inc., 6.63%, 6/1/28	165	137
7.45%, 8/1/29	795	728

Rite Aid Corp., 9.25%, 3/15/20	900	992
6.75%, 6/15/21	3,675	3,909
4/1/23 (3)(4)(8)	90	92

SUPERVALU, Inc., 7.75%, 11/15/22	135	144
		6,002

Utilities – 0.3%

IPALCO Enterprises, Inc., 5.00%, 5/1/18	265	281

NGL Energy Partners L.P./NGL Energy Finance Corp., 5.13%, 7/15/19	400	392
6.88%, 10/15/21	30	31

RJS Power Holdings LLC, 5.13%, 7/15/19 (3)	960	946
		1,650

Wireless Telecommunications Services – 1.9%

Hughes Satellite Systems Corp., 6.50%, 6/15/19	625	678

Sprint Capital Corp., 6.88%, 11/15/28	2,065	1,895
8.75%, 3/15/32	1,119	1,155

Sprint Communications, Inc., 9.00%, 11/15/18 (3)	245	281

Sprint Corp., 7.25%, 9/15/21	199	200
7.88%, 9/15/23	450	459
7.13%, 6/15/24	1,095	1,068

Syniverse Holdings, Inc., 9.13%, 1/15/19	530	522

T-Mobile USA, Inc., 6.54%, 4/28/20	1,140	1,200
6.63%, 11/15/20	200	209
6.63%, 4/28/21	670	702
6.13%, 1/15/22	505	521
6.00%, 3/1/23	625	640

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
CORPORATE BONDS – 73.8% – continued

Wireless Telecommunications Services – 1.9% – continued
6.50%, 1/15/24	$315	$329
6.38%, 3/1/25	315	325
		10,184

Wireline Telecommunications Services – 2.6%

CenturyLink, Inc., 5.63%, 4/1/20	80	84
6.45%, 6/15/21	868	936
6.75%, 12/1/23	320	352
7.60%, 9/15/39	120	123

Cincinnati Bell Telephone Co. LLC, 6.30%, 12/1/28	50	48

Embarq Corp., 8.00%, 6/1/36	930	1,106

Equinix, Inc., 5.38%, 1/1/22	790	824

Frontier Communications Corp., 9.00%, 8/15/31	1,667	1,784
7.45%, 7/1/35	10	10

Level 3 Communications, Inc., 5.75%, 12/1/22	710	729

Level 3 Financing, Inc., 9.38%, 4/1/19	344	360
8.13%, 7/1/19	530	557
8.63%, 7/15/20	1,210	1,311
6.13%, 1/15/21	1,005	1,054

Qwest Capital Funding, Inc., 7.63%, 8/3/21	260	283
6.88%, 7/15/28	650	660

Qwest Corp., 6.88%, 9/15/33	1,168	1,172

Windstream Corp., 7.50%, 6/1/22	1,031	995

Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/1/23 (3)(4)	1,370	1,377
		13,765
Total Corporate Bonds
(Cost $396,479)		392,610

FOREIGN ISSUER BONDS – 11.4%

Airlines – 0.0%

Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (3)	232	237

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	81	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 11.4% – continued

Auto Parts Manufacturing – 0.1%

Nexteer Automotive Group Ltd., 5.88%, 11/15/21 (3)(4)	$295	$302

Banks – 0.2%

Banco Santander Brasil S.A., 8.00%, 3/18/16 (BRL) (3)	2,400	715

HBOS PLC, 6.00%, 11/1/33 (3)	200	236
		951

Biotechnology – 0.2%

Grifols Worldwide Operations Ltd., 5.25%, 4/1/22 (3)	785	798

Cable & Satellite – 1.3%

Altice S.A., 7.25%, 5/15/22 (EUR) (3)	110	124
7.75%, 5/15/22 (3)(4)	2,140	2,176
7.63%, 2/15/25 (3) (4)	525	526

Numericable Group S.A., 5.38%, 5/15/22 (EUR) (3)	195	220
6.00%, 5/15/22 (3)(4)	2,095	2,121
6.25%, 5/15/24 (3)(4)	345	349

Unitymedia KabelBW GmbH, 6.13%, 1/15/25 (3)(4)	1,485	1,570
		7,086

Casinos & Gaming – 0.7%

Great Canadian Gaming Corp., 6.63%, 7/25/22 (CAD) (3)	4,220	3,523

Chemicals – 0.1%

Braskem Finance Ltd., 6.45%, 2/3/24	325	314

NOVA Chemicals Corp., 5.00%, 5/1/25 (3)(4)	280	292
		606

Commercial Finance – 0.4%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50%, 5/15/21 (3)	1,775	1,835

Aircastle Ltd., 5.50%, 2/15/22	125	133
		1,968

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 11.4% – continued

Containers & Packaging – 0.1%

Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is, 5.63%, 12/15/16 (3)	$260	$261
6.00%, 6/15/17 (3)	510	511
		772

Design, Manufacturing & Distribution – 0.1%

Flextronics International Ltd., 4.63%, 2/15/20	464	487

Diversified Banks – 0.4%

Royal Bank of Scotland Group PLC, 5.50%, 6/30/15 (EUR) (9)	290	312
6.13%, 12/15/22	1,695	1,909
		2,221

Exploration & Production – 0.8%

Baytex Energy Corp., 5.13%, 6/1/21 (3)	105	96
5.63%, 6/1/24 (3)	840	769

MEG Energy Corp., 6.50%, 3/15/21 (3)(4)	15	14
6.38%, 1/30/23 (3)	695	639
7.00%, 3/31/24 (3)	90	85

OGX Austria GmbH, 8.50%, 6/1/18 (3)(7)	2,420	1
8.38%, 4/1/22 (3)(7)	1,800	1

Pacific Rubiales Energy Corp., 5.38%, 1/26/19 (3)	1,000	660
5.63%, 1/19/25 (3)(4)	300	176

Petroleos Mexicanos, 7.47%, 11/12/26 (MXN)	11,930	789

Ultra Petroleum Corp., 5.75%, 12/15/18 (3)	285	257

Whiting Canadian Holding Co. ULC, 8.13%, 12/1/19	480	503
		3,990

Food & Beverage – 0.1%

BRF S.A., 7.75%, 5/22/18 (BRL) (3)	1,800	464

Cosan Luxembourg S.A., 9.50%, 3/14/18 (BRL) (3)	600	156
		620

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	82	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 11.4% – continued

Government Development Banks – 0.4%

Export-Import Bank of Korea, 4.00%, 11/26/15 (PHP) (3)	$92,000	$2,080

Health Care Facilities & Services – 0.1%

Catamaran Corp., 4.75%, 3/15/21	425	472

Homebuilders – 0.0%

Corp. GEO S.A.B. de C.V., 8.88%, 3/27/22 (3)(7)	1,400	28

Urbi Desarrollos Urbanos S.A.B. de C.V., 9.50%, 1/21/20 (3)(7)	315	35
9.75%, 2/3/22 (3)(7)	1,600	177
		240

Industrial Other – 0.2%

Odebrecht Finance Ltd., 8.25%, 4/25/18 (BRL) (3)	900	209
4.38%, 4/25/25 (3)	800	668

Transfield Services Ltd., 8.38%, 5/15/20 (3)	385	410
		1,287

Integrated Oils – 0.1%

Petrobras Global Finance B.V., 6.25%, 3/17/24	680	641

Machinery Manufacturing – 0.1%

Emeco Pty Ltd., 9.88%, 3/15/19 (3)	450	333

Metals & Mining – 0.6%

ArcelorMittal, 6.00%, 8/5/20	666	707
7.75%, 10/15/39	845	887
7.50%, 3/1/41	800	832

Essar Steel Algoma, Inc., 9.50%, 11/15/19 (3)(4)	465	403

First Quantum Minerals Ltd., 7.00%, 2/15/21 (3)	195	180
7.25%, 5/15/22 (3)	300	277
		3,286

Oil & Gas Services & Equipment – 0.1%

Paragon Offshore PLC, 6.75%, 7/15/22 (3)	380	125
7.25%, 8/15/24 (3)	950	316

Transocean, Inc., 2.50%, 10/15/17	235	216

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 11.4% – continued

Oil & Gas Services & Equipment – 0.1% – continued
3.80%, 10/15/22	$180	$131
		788

Pharmaceuticals – 0.8%

Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18 (3)	430	453

VRX Escrow Corp., 5.38%, 3/15/20 (3)(4)	575	580
5.88%, 5/15/23 (3)(4)	2,090	2,142
6.13%, 4/15/25 (3)(4)	1,100	1,139
		4,314

Pipeline – 0.0%

Gibson Energy, Inc., 6.75%, 7/15/21 (3)	205	209

Software & Services – 0.1%

Open Text Corp., 5.63%, 1/15/23 (3)(4)	480	498

Sovereigns – 1.2%

Brazilian Government International Bond, 10.25%, 1/10/28 (BRL) (3)	2,000	671

Mexican Bonos, 4.75%, 6/14/18 (MXN)	27,895	1,832
8.00%, 12/7/23 (MXN)	6,950	521
7.75%, 11/13/42 (MXN)	30,940	2,357

Philippine Government International Bond, 6.25%, 1/14/36 (PHP)	40,000	1,048
		6,429

Supranationals – 0.7%

European Bank for Reconstruction & Development, 6.00%, 3/3/16 (INR)	35,900	568

International Bank for Reconstruction & Development, 4.25%, 2/5/16 (CLP)	516,000	831

International Finance Corp., 10.50%, 4/17/18 (BRL)	995	312
7.80%, 6/3/19 (INR)	106,560	1,787
		3,498

Travel & Lodging – 0.1%

NCL Corp. Ltd., 5.25%, 11/15/19 (3)(4)	420	431

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	83	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
FOREIGN ISSUER BONDS – 11.4% – continued

Utilities – 0.4%

Enel S.p.A., 8.75%, 9/24/73 (2)(3)	$1,908	$2,296

Waste & Environment Services & Equipment – 0.1%

GFL Environmental, Inc., 7.88%, 4/1/20 (3)(4)	260	263

Wireless Telecommunications Services – 1.2%

Altice Financing S.A., 6.63%, 2/15/23 (3)(4)	220	227

America Movil S.A.B. de C.V., 6.45%, 12/5/22 (MXN)	4,000	254
8.46%, 12/18/36 (MXN)	11,400	748

Inmarsat Finance PLC, 4.88%, 5/15/22 (3)	735	735

Intelsat Jackson Holdings S.A., 5.50%, 8/1/23	685	646

Intelsat Luxembourg S.A., 8.13%, 6/1/23	440	405

Telecom Italia S.p.A., 5.30%, 5/30/24 (3)	1,230	1,288

Wind Acquisition Finance S.A., 4.07%, 7/15/20 (EUR) (2)(3)(4)	210	226
4.75%, 7/15/20 (3)	1,530	1,534
7.38%, 4/23/21 (3)(4)	290	301
		6,364

Wireline Telecommunications Services – 0.7%

Axtel S.A.B. de C.V., 9.00%, 1/31/20 (3)	722	642

Bakrie Telecom Pte Ltd., 11.50%, 5/7/15 (3)(7)	1,550	77

Telecom Italia Capital S.A., 6.38%, 11/15/33	100	107
6.00%, 9/30/34	720	743

UPCB Finance III Ltd., 6.63%, 7/1/20 (3)(4)	710	741

Virgin Media Finance PLC, 6.00%, 10/15/24 (3)	920	966

Virgin Media Secured Finance PLC, 5.38%, 4/15/21 (3)	468	491
		3,767
Total Foreign Issuer Bonds
(Cost $72,678)		60,757

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
TERM LOANS – 2.8% (2)

Advertising & Marketing – 0.1%

Advantage Sales & Marketing Inc., Initial Term Loan, 4.25%, 7/23/21 (10)	$ –	$ –

Advantage Sales & Marketing, Inc., Term Loan, 7/25/22 (11)	17	17
7.50%, 7/25/22	613	613
		630

Automobiles Manufacturing – 0.0%

FCA US LLC, Term Loan B, 3.50%, 5/24/17	114	114

Casinos & Gaming – 0.1%

Scientific Games International Inc., Term B-2 Loan, 6.00%, 10/1/21	251	251

Station Casinos LLC, B Term Loan, 4.25%, 3/2/20	223	224
		475

Communications Equipment – 0.1%

Riverbed Technology, Inc., Term Loan B, 2/25/22 (11)	255	257

Consumer Finance – 0.1%

Walter Investment Management Corp., Tranche B Term Loan, 12/18/20 (11)	77	70
4.75%, 12/18/20	382	350
		420

Consumer Services – 0.2%

Aramark Corporation, U.S. Term F Loan, 3.25%, 2/24/21	668	667

Sourcehov LLC, Term B Loan, 10/31/19 (11)	3	3
7.75%, 10/31/19	448	433
		1,103

Entertainment Resources – 0.1%

Mohegan Tribal Gaming Authority, Term B Loan, 5.50%, 11/19/19	652	647

Food & Beverage – 0.8%

Milk Specialties Company, Initial Term Loan, 8.25%, 11/9/18	4,442	4,475

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	84	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
TERM LOANS – 2.8% (2) – continued

Oil & Gas Services & – Equipment – 0.1%

Pinnacle Holdco S.a.r.l., Initial Term Loan, 10.50%, 7/30/20	$422	$370

Publishing & Broadcasting – 0.1%

Tribune Company, Initial Term Loan, 4.00%, 12/27/20	240	240

Univision Communications, Inc., 2013 Incremental Term Loan, 4.00%, 3/1/20	439	438
		678

Real Estate – 0.1%

Realogy Group LLC, Initial Term B Loan 2014, 3.75%, 3/5/20	541	540

Retail – Consumer Discretionary – 0.1%

Neff Rental LLC, Closing Date Loan, 7.25%, 6/9/21	21	21

PetSmart, Inc., Term Loan, 5.00%, 3/11/22	615	619
		640

Retail Staples – 0.2%

Albertson’s LLC, Term B-4 Loan, 5.50%, 8/25/21	495	498

New Albertson’s, Inc., Term B Loan, 6/27/21 (11)	1	1
4.75%, 6/27/21	330	331
		830

Semiconductors – 0.2%

Avago Technologies Cayman Ltd., Term Loan, 3.75%, 5/6/21	637	638

Freescale Semiconductor, Inc., Tranche B-4 Term Loan, 4.25%, 2/28/20	256	256
		894

Software & Services – 0.1%

Presidio, Inc., Term B Loan, 6.25%, 2/2/22	335	333

Sophia, L.P., Term B-1 Loan, 4.00%, 7/19/18	304	303
		636

Transportation & Logistics – 0.1%

Navistar, Inc., Tranche B Term Loan, 5.75%, 8/17/17	309	311

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
TERM LOANS – 2.8% (2) – continued

Transportation & Logistics – 0.1% – continued

OSG Bulk Ships, Inc., Initial Term Loan, 8/5/19 (10)(11)	$ –	$ –
5.25%, 8/5/19	114	114
		425

Wireline Telecommunications Services – 0.3%

Integra Telecom Holdings, Inc., Term B Loan, 5.25%, 2/22/19	385	384

Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20	357	358

Level 3 Financing, Inc., Tranche B-III 2019 Term Loan, 4.00%, 8/1/19	825	825
		1,567
Total Term Loans
(Cost $14,653)		14,701

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 0.6%

Automotive – 0.4%

General Motors Co.	48,824	$1,831

Industrial Services – 0.0%

United Rentals, Inc. *	2,047	186

Telecom – 0.2%

Level 3 Communications, Inc. *	17,963	967
Total Common Stocks
(Cost $2,140)		2,984

PREFERRED STOCKS – 0.8%

Consumer Finance – 0.6%

Ally Financial, Inc. (3)(9)	3,128	3,195

Homebuilders – 0.0%

Hovnanian Enterprises, Inc., *	10,100	148

Real Estate – 0.2%

iStar Financial, Inc., 7.65%	850	21

iStar Financial, Inc., 7.80%	11,500	282

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	85	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

	NUMBER OF SHARES	VALUE (000s)
PREFERRED STOCKS – 0.8% – continued

Real Estate – 0.2% – continued

iStar Financial, Inc., 7.88%	19,875	$490
		793
Total Preferred Stocks
(Cost $3,478)		4,136

CONVERTIBLE PREFERRED STOCKS – 1 .0%

Food & Beverage – 0.2%

Tyson Foods, Inc., 4.75%	23,575	1,143

Metals & Mining – 0.2%

Alcoa, Inc., 5.38%	13,783	604

ArcelorMittal, 6.00%	9,786	147
		751

Pharmaceuticals – 0.1%

Actavis PLC, 5.50% *	738	747

Real Estate – 0.3%

Crown Castle International Corp., 4.50%	8,469	888

Weyerhaeuser Co., 6.38%	16,676	912
		1,800

Utilities – 0.2%

Dominion Resources, Inc., 6.13%	612	34

Dominion Resources, Inc., 6.38%	11,950	579

NextEra Energy, Inc., 5.89%	5,209	341
		954
Total Convertible Preferred Stocks
(Cost $5,473)		5,395

INVESTMENT COMPANIES – 3.0%

Northern Institutional Funds - Diversified Assets Portfolio, 0.01%(12)	16,285,595	16,286
Total Investment Companies
(Cost $16,286)		16,286

	PRINCIPAL AMOUNT (000s) (1)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.1%

U.S. Treasury Bill, 0.06%, 8/6/15 (13)(14)	$410	$410
Total Short-Term Investments
(Cost $410)		410

Total Investments – 98.5%
(Cost $534,575)		524,235

Other Assets less Liabilities – 1.5%		8,023
NET ASSETS – 100.0%		$532,258

(1)	Principal amount is in USD unless otherwise indicated.
(2)	Variable rate security. Rate as of March 31, 2015 is disclosed.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or if not available in accordance with procedures established by the Trustees of Northern Multi-Manager Funds.
(4)	Restricted security that has been deemed illiquid. At March 31, 2015, the value of these restricted illiquid securities amounted to approximately $62,082,000 or 11.7% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Activision Blizzard, Inc., 5.63%, 9/15/21	9/12/13-1/22/15	$1,068

AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.07%, 2/15/40	2/13/15	283

Altice Financing S.A., 6.63%, 2/15/23	1/30/15	220

Altice S.A., 7.75%, 5/15/22	4/23/14-12/17/14	2,203

Altice S.A., 7.63%, 2/15/25	1/30/15	525

American Energy-Permian Basin LLC/AEPB Finance Corp., 7.13%, 11/1/20	1/14/15-3/17/15	143

American Tire Distributors, Inc., 10.25%, 3/1/22	2/10/15	2,320

Argos Merger Sub, Inc., 7.13%, 3/15/23	2/18/15-2/20/15	837

Brocade Communications Systems, Inc., 1.38%, 1/1/20	1/9/15	85

CommScope Holding Co., Inc., 6.63%, 6/1/20	12/17/14	170

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	86	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.25%, 4/1/23	3/9/15	$345

DS Services of America, Inc., 10.00%, 9/1/21	8/14/13	672

Dynegy Finance I, Inc./Dynegy Finance II, Inc., 6.75%, 11/1/19	10/10/14	270

Eldorado Resorts LLC/Eldorado Capital Corp., 8.63%, 6/15/19	3/19/15	194

Endo Finance LLC & Endo Finco, Inc., 7.00%, 7/15/19	7/8/11-11/30/11	536

Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.00%, 2/1/25	1/20/15	115

Essar Steel Algoma, Inc., 9.50%, 11/15/19	11/7/14	456

Family Tree Escrow LLC, 5.25%, 3/1/20	2/6/15	220

Family Tree Escrow LLC, 5.75%, 3/1/23	2/6/15	620

Fresenius Medical Care US Finance II, Inc., 4.13%, 10/15/20	10/24/14	50

Fresenius Medical Care US Finance II, Inc., 4.75%, 10/15/24	10/24/14-1/20/15	492

GFL Environmental, Inc., 7.88%, 4/1/20	3/11/15	259

Gibson Brands, Inc., 8.88%, 8/1/18	2/11/15-3/23/15	958

Halyard Health, Inc., 6.25%, 10/15/22	10/2/14	1,700

Huntington Ingalls Industries, Inc., 5.00%, 12/15/21	11/17/14	115

Huntsman International LLC, 5.13%, 11/15/22	2/2/15-2/3/15	80

IHS, Inc., 5.00%, 11/1/22	10/21/14-3/24/15	1,199

Infor Software Parent LLC/Infor Software Parent, Inc., 7.13%, 5/1/21	1/15/15-2/25/15	391

Infor US, Inc., 6.50%, 5/15/22	3/18/15	435

KLX, Inc., 5.88%, 12/1/22	11/21/14	1,260

MEG Energy Corp., 6.50%, 3/15/21	12/2/14	13

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.88%, 10/1/22	11/13/14-2/3/15	$461

MPH Acquisition Holdings LLC, 6.63%, 4/1/22	10/3/14-1/23/15	4,051

MSCI, Inc., 5.25%, 11/15/24	11/5/14-2/10/15	497

Multi-Color Corp., 6.13%, 12/1/22	11/17/14-12/2/14	2,067

NCI Building Systems, Inc., 8.25%, 1/15/23	1/9/15	230

NCL Corp. Ltd., 5.25%, 11/15/19	11/5/14	420

Nexteer Automotive Group Ltd., 5.88%, 11/15/21	11/5/14	295

Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22	3/28/14-3/24/15	1,133

NOVA Chemicals Corp., 5.00%, 5/1/25	10/17/14-2/23/15	283

Numericable Group S.A., 6.00%, 5/15/22	4/23/14-12/4/14	2,115

Numericable Group S.A., 6.25%, 5/15/24	4/23/14	345

Open Text Corp., 5.63%, 1/15/23	1/12/15	480

Owens-Brockway Glass Container, Inc., 5.00%, 1/15/22	11/18/14	415

Pacific Rubiales Energy Corp., 5.63%, 1/19/25	1/15/15-1/21/15	174

Petco Holdings, Inc., 8.50%, 10/15/17	2/12/15	31

PQ Corp., 8.75%, 11/1/18	11/1/12-3/3/15	1,203

Project Homestake Merger Corp., 8.88%, 3/1/23	2/27/15-3/9/15	245

Real Alloy Holding, Inc., 10.00%, 1/15/19	12/23/14-1/12/15	2,996

Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 12/1/21	11/14/14-11/20/14	3,532

Rite Aid Corp., 6.13%, 4/1/23	3/19/15	90

RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/1/21	2/23/15-2/25/15	119

Rockies Express Pipeline LLC, 7.50%, 7/15/38	3/4/15-3/16/15	278

Rovi Corp., 0.50%, 3/1/20	2/27/15-3/31/15	470

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	87	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Sabine Pass Liquefaction LLC, 5.63%, 3/1/25	2/26/15-3/11/15	$1,659

Scientific Games International, Inc., 6.63%, 5/15/21	10/15/14-3/16/15	372

Scientific Games International, Inc., 7.00%, 1/1/22	2/20/15	278

Scientific Games International, Inc., 10.00%, 12/1/22	11/14/14-3/24/15	1,454

SM Energy Co., 6.13%, 11/15/22	11/12/14-12/2/14	229

Sophia Holding Finance L.P./Sophia Holding Finance, Inc., 9.63%, 12/1/18	11/14/13-12/19/13	756

Spectrum Brands, Inc., 6.13%, 12/15/24	12/1/14	2,620

SunEdison, Inc., 2.38%, 4/15/22	3/2/15-3/10/15	124

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.00%, 1/15/18	1/15/15	275

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.13%, 11/15/19	10/23/14	860

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.63%, 3/1/24	2/3/15-2/5/15	157

TerraForm Power Operating LLC, 5.88%, 2/1/23	1/23/15	243

Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 5.50%, 10/15/19	10/22/14-1/22/15	484

Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 6.25%, 10/15/22	10/22/14-2/11/15	784

Unitymedia KabelBW GmbH, 6.13%, 1/15/25	10/7/14	1,485

UPCB Finance III Ltd., 6.63%, 7/1/20	2/8/13	756

USG Corp., 5.50%, 3/1/25	2/17/15	175

VRX Escrow Corp., 5.38%, 3/15/20	3/13/15	575

VRX Escrow Corp., 5.88%, 5/15/23	3/13/15	2,090

VRX Escrow Corp., 6.13%, 4/15/25	3/13/15	1,100

SECURITY	ACQUISITION AND ENFORCEABLE DATE	COST (000s)

Western Refining Logistics L.P./WNRL Finance Corp., 7.50%, 2/15/23	2/6/15	$160

Whiting Petroleum Corp., 6.25%, 4/1/23	3/26/15-3/31/15	90

Wind Acquisition Finance S.A., 4.07%, 7/15/20	6/24/14	286

Wind Acquisition Finance S.A., 7.38%, 4/23/21	2/19/15-2/20/15	300

WMG Acquisition Corp., 6.75%, 4/15/22	3/26/14-12/16/14	1,846

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 5/30/23	3/27/15	24

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 3/1/25	3/27/15-3/30/15	96

Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/1/23	1/20/15	1,370

(5)	Zero coupon bond reflects effective yield on the date of purchase.
(6)	Security is payment-in-kind bond.
(7)	Issuer has defaulted on terms of debt obligation.
(8)	When-Issued Security. Coupon rate is not in effect at March 31, 2015.
(9)	Perpetual maturity security.
(10)	Value rounds to less than one thousand.
(11)	Position is unsettled. Contract rate was not determined at March 31, 2015 and does not take effect until settlement date.
(12)	Investment in affiliated Portfolio. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to Northern Institutional Funds.
(13)	A portion of this security has been pledged as collateral to cover margin requirements for open futures contracts.
(14)	Discount rate at the time of purchase.

*	Non-Income Producing Security

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables herein are unaudited.

At March 31, 2015, the Fund had outstanding forward foreign currency exchange contracts as follows:

COUNTERPARTY	CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Bank of America	Euro	680	United States Dollar	766	4/30/15	$34
UBS	Mexican Peso	50,100	United States Dollar	3,428	4/23/15	149
UBS	United States Dollar	1,493	Mexican Peso	22,400	4/23/15	(27)

Total						$156

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	88	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

At March 31, 2015, the Fund had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Ten Year U.S. Treasury Note	(89)	$11,473	Short	6/15	$(100)
U.S. Treasury Long Bond	(30)	4,916	Short	6/15	(44)

Total					$(144)

At March 31, 2015, the credit quality distribution (unaudited) for the Fund as a percentage of investments including cash was:

QUALITY DISTRIBUTION *	% OF LONG TERM INVESTMENTS
AAA	0.7%
AA	0.1
A	2.1
BBB	2.1
BB	25.0
B	38.5
CCC or Below	26.3
Non-Rated	2.1
Cash Equivalents	3.1

Total	100.0%

* Credit quality ratings are compiled from two external rating agencies: Moody’s and Standard & Poor’s. We report the lowest rating of the two in the event there are any differences between them. If neither of these rating agencies has assigned a rating, the Fund will assign a rating of not rated. The ratings, expressed in Standard & Poor’s nomenclature, range from AAA (extremely strong capacity to meet its financial commitment) to D (in default). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Government securities consist of obligations issued or guaranteed by the U.S. Treasury. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality.

At March 31, 2015, the Fund’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
United States Dollar	96.8%
All other currencies less than 5%	3.2

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Asset-Backed Securities (1)	$–		$12,510	$–	$12,510
Convertible Bonds (1)	–		14,446	–	14,446
Corporate Bonds (1)	–		392,610	–	392,610
Foreign Issuer Bonds (1)	–		60,757	–	60,757
Term Loans (1)	–		14,701	–	14,701
Common Stocks (1)	2,984		–	–	2,984
Preferred Stocks
Consumer Finance	–		3,195	–	3,195
Homebuilders	148		–	–	148
Real Estate	511		282	–	793
Total Preferred Stocks	659		3,477	–	4,136
Convertible Preferred Stocks
Metals & Mining	604		147	–	751
All Other Industries (1)	4,644		–	–	4,644
Total Convertible Preferred Stocks	5,248		147	–	5,395
Investment Companies	16,286		–	–	16,286
Short-Term Investments	–		410	–	410
Total Investments	$25,177		$499,058	$–	$524,235

OTHER FINANCIAL INSTRUMENTS
Assets
Forward Foreign
Currency Exchange Contracts	$–		$183	$–	$183
Liabilities
Futures Contracts	(144)		–	–	(144)
Forward Foreign
Currency Exchange Contracts	–		(27)	–	(27)
Total Other Financial Instruments		$(144)	$156	$–	$12

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	89	MULTI-MANAGER FUNDS

SCHEDULE OF INVESTMENTS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND continued	MARCH 31, 2015

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March 31, 2015, the Fund had transfers from Level 1 to Level 2 as disclosed below:

Transfers from Level 1 to Level 2
	Value (000s)	Reason
Preferred Stocks
Real Estate	$282	Valuations at bid price.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 3/31/14 (000s)	ACCRUED DISCOUNTS (PREMIUMS) (000s)	REALIZED GAINS (LOSSES) (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000s)	PURCHASES (000s)	SALES (000s)	TRANSFERS INTO LEVEL 3 (000s)	TRANSFERS OUT OF LEVEL 3 (000s)	BALANCE AS OF 3/31/15 (000s)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS STILL HELD AT 3/31/15 (000s)

Convertible Bonds

Telecom-munications	$125	$(2)	$18	$(28)	$—	$(113)	$—	$—	$—	$—

Total	$125	$(2)	$18	$(28)	$—	$(113)	$—	$—	$—	$—

The Fund valued the securities included in the balance as of 3/31/15 above using an evaluated price from a third party provider.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	90	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS	MARCH 31, 2015

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Trust offers 47 funds as of March 31, 2015, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap, Multi-Manager Small Cap, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds (each a “Fund” and collectively, the “Funds”) are separate, diversified investment portfolios of the Trust, except for the Multi-Manager Global Listed Infrastructure and Multi-Manager Emerging Markets Debt Opportunity Funds which are non-diversified portfolios. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each of the Funds is presented herein.

Northern Trust Investments, Inc. (“NTI”) is a subsidiary of The Northern Trust Company (“Northern Trust”). NTI serves as the investment adviser for each of the Funds. Effective January 1, 2014, the Northern Trust Company of Connecticut (“NTCC”), a subsidiary of Northern Trust Corporation, was reorganized into NTI. Prior to January 1, 2014, NTCC and NTI served jointly as the investment advisers for each of the Funds. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3.00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVES CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities and term loans, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker-provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the

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NOTES TO THE FINANCIAL STATEMENTS continued

publication of fair values normally used by a Fund, but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of the Funds’ Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of the security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the company; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Funds invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Fund will sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Fund will do so either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund will purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund will utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. A Fund bears the market risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses, on closed futures contracts, in Net realized gains (losses) on futures contracts and any unrealized gains or losses, on open futures contracts, in Net change in unrealized appreciation (depreciation) on futures contracts.

At March 31, 2015, the Multi-Manager Global Listed Infrastructure, Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds had entered into exchange-traded long futures contracts to maintain liquidity. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $1,075,000, $3,560,000, $945,000, $2,085,000 and $270,000, respectively. The Multi-Manager High Yield Opportunity Fund had entered into exchange-traded short futures contracts for hedging purposes and to maintain liquidity. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $230,000. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the NYSE, generally at 3:00 P.M. Central Time. The gains or losses, if any, on investments from original purchase date to subsequent sales trade date resulting from changes in foreign exchange rates are included in the Statements of Operations in Net realized gains (losses) on investments

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MULTI-MANAGER FUNDS

MARCH 31, 2015

and Net change in unrealized appreciation (depreciation) on investments. The gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies and between the trade and settlement dates on investment transactions are included in Net realized gains (losses) on foreign currency transactions and Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency translations in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in Note 10.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Funds purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Fund until settlement takes place. At the time the Fund enters into this type of transaction, it is required to segregate collateral of cash or other liquid assets having a fair value at least equal to the amount of the commitment. The Funds identify securities as segregated with a value that meets or exceeds the value of the commitment. When-issued securities at March 31, 2015, if any, are noted in each Fund’s Schedule of Investments and in aggregate as Payable for when-issued securities, in each Fund’s Statement of Assets and Liabilities.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities, the 7-day yield for money market funds or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts, if any. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund’s characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

G) EXPENSES Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Trust in proportion to each Fund’s relative net assets.

H) REDEMPTION FEES The Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Emerging Markets Debt Opportunity and Multi-Manager High Yield Opportunity Funds each charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Funds and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Funds. The redemption fee may be

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Funds’ prospectuses.

Redemption fees were approximately $2,000 and $1,000 for the fiscal year ended March 31, 2015, for the Multi-Manager Emerging Markets Equity and Multi-Manager High Yield Opportunity Funds, respectively. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2015, for the Multi-Manager Global Real Estate and Multi-Manager International Equity Funds, respectively. There were no redemption fees for the fiscal year ended March 31, 2015, for the Multi-Manager Global Listed Infrastructure and Multi-Manager Emerging Markets Debt Opportunity Funds. Redemption fees were approximately $1,000, $1,000 and $57,000 for the fiscal year ended March 31, 2014, for the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate and Multi-Manager High Yield Opportunity Funds, respectively. Redemption fees were less than $1,000 for the fiscal year ended March 31, 2014, for the Multi-Manager International Equity Fund. There were no redemption fees for the fiscal year or period ended March 31, 2014, for the Multi-Manager Global Listed Infrastructure and Multi-Manager Emerging Markets Debt Opportunity Funds. These amounts are included in Payments for Shares Redeemed in Note 8 – Capital Share Transactions. The impact from redemption fees paid to each Fund was less than $0.001 per share.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Multi-Manager Emerging Markets Equity	Annually
Multi-Manager Global Listed Infrastructure	Quarterly
Multi-Manager Global Real Estate	Quarterly
Multi-Manager International Equity	Annually
Multi-Manager Large Cap	Quarterly
Multi-Manager Mid Cap	Annually
Multi-Manager Small Cap	Annually
Multi-Manager Emerging Markets Debt Opportunity	Quarterly
Multi-Manager High Yield Opportunity	Monthly

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to paydowns, net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in REITs, recharacterization of distributions received from investments in Master Limited Partnerships (“MLPs”), expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the NAVs per share of the Funds. At March 31, 2015, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Multi-Manager Emerging Markets Equity	$(827)	$827	$ —
Multi-Manager Global Listed Infrastructure	562	(562)	—
Multi-Manager Global Real Estate	10,081	(10,081)	—
Multi-Manager International Equity	2,931	(2,931)	—
Multi-Manager Mid Cap	72	(4,025)	3,953
Multi-Manager Small Cap	752	(752)	—
Multi-Manager Emerging Markets Debt Opportunity	(6,332)	6,376	(44)
Multi-Manager High Yield Opportunity	803	(803)	—

J) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2014, through the fiscal year ended March 31, 2015, the following Funds incurred net

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MULTI-MANAGER FUNDS

MARCH 31, 2015

capital losses and/or late year ordinary losses which each Fund intends to treat as having been incurred in the following fiscal year:

Amounts in thousands
Multi-Manager Emerging Markets Equity	$33,737
Multi-Manager International Equity	18,045
Multi-Manager Small Cap	2,845
Multi-Manger Emerging Markets Debt Opportunity	9,011
Multi-Manager High Yield Opportunity	2,501

The Funds have elected to defer net capital losses and/or net currency losses incurred from November 1, 2014 through November 30, 2014, the Funds last tax year end, as having arisen on the first day of the following tax year:

Amounts in thousands
Multi-Manager Global Listed Infrastructure	$7,772
Multi-Manager Global Real Estate	170

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended March 31, 2012, for the Multi-Manager Global Listed Infrastructure Fund, for the period ended March 31, 2013 and for the Multi-Manager Emerging Markets Debt Opportunity Fund, for the period ended March 31, 2014. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended March 31, 2012 or taxable year or period ended November 30, 2012, as applicable without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At March 31, 2015, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	MARCH 31, 2017	MARCH 31, 2018
Multi-Manager International Equity	$ —	$115,015

The Funds in the above table may offset future capital gains with these capital loss carryforwards until the capital loss carryforwards expire.

At March 31, 2015, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Multi-Manager Emerging Markets Equity	$13,586	$17,875	$110,757
Multi-Manager International Equity	10,654	—	212,352
Multi-Manager Large Cap	1,176	50,982	135,710
Multi-Manager Mid Cap	479	43,604	213,527
Multi-Manager Small Cap	—	22,445	68,961
Multi-Manager Emerging Markets Debt Opportunity	—	—	(4,004)
Multi-Manager High Yield Opportunity	1,769	2,481	(12,260)

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax components of undistributed net ordinary income, net long-term capital gains and unrealized gains (losses) at November 30, 2014, the Funds’ last tax year end, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS (LOSSES)
Multi-Manager Global Listed Infrastructure	$20,193	$37,361	$102,081
Multi-Manager Global Real Estate	6,009	90,991	124,916

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

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MULTI-MANAGER FUNDS

NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year or period ended March 31, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Emerging Markets Equity	$17,000	$ —
Multi-Manager International Equity	44,959	—
Multi-Manager Large Cap	11,413	81,240
Multi-Manager Mid Cap	21,375	112,222
Multi-Manager Small Cap	9,091	54,423
Multi-Manager Emerging Markets Debt Opportunity	5,999	—
Multi-Manager High Yield Opportunity	35,412	7,859

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2014, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Emerging Markets Equity	$24,600	$ —
Multi-Manager International Equity	32,100	—
Multi-Manager Large Cap	8,351	83,281
Multi-Manager Mid Cap	21,351	126,944
Multi-Manager Small Cap	7,283	54,288
Multi-Manager Emerging Markets Debt Opportunity	714	—
Multi-Manager High Yield Opportunity	48,323	13,759

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the Multi-Manager Global Listed Infrastructure Fund’s tax year ended November 30, 2014 and November 30, 2013 and Multi-Manager Global Real Estate Fund’s tax years ended November 30, 2014 and November 30, 2013 was designated for the purpose of the dividends paid deductions as follows:

	NOVEMBER 30, 2014 AND NOVEMBER 30, 2013 DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Multi-Manager Global Listed Infrastructure (2014)	$26,085	$1,434
Multi-Manager Global Listed Infrastructure (2013)	7,807	—
Multi-Manager Global Real Estate (2014)	35,342	79,385
Multi-Manager Global Real Estate (2013)	30,889	41,377

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The Multi-Manager Global Listed Infrastructure Fund and the Multi-Manager Global Real Estate Fund have a tax year end of November 30th. Therefore, the tax character of distributions paid for the period December 1, 2014 through March 31, 2015 will be determined at the end of its tax year.

As of March 31, 2015 no Fund had uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns, except for the Multi-Manager Global Listed Infrastructure and Multi-Manager Global Real Estate Funds, filed for the fiscal years ended March 31, 2012 through March 31, 2014 remain subject to examination by the Internal Revenue Service. The Multi-Manager Global Listed Infrastructure Fund’s and the Multi-Manager Global Real Estate Fund’s federal tax returns for the tax years ended November 30, 2012 through November 30, 2014 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Funds will be recorded as Interest expense on the Statements of Operations.

K) OTHER RISKS Certain Funds may invest in emerging market securities. Additional risks are involved when a Fund invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

The Multi-Manager Global Listed Infrastructure Fund invests in MLPs. The benefits derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund

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were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, who are beneficial owners of shares of the Funds. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Funds beneficially owned by their customers. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2015.

Service Plan expenses are included in the Statements of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2015.

4. BANK BORROWINGS

The Trust has entered into a $150,000,000 senior unsecured revolving credit facility on November 25, 2013, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 20, 2014, the Board approved an agreement with JPMorgan Chase Bank, N.A. that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 24, 2014 and will expire on November 23, 2015, unless renewed.

At March 31, 2015, the Funds did not have any outstanding loans.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended March 31, 2015, on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Multi-Manager Emerging Markets Equity	$13,000	1.17%
Multi-Manager Global Real Estate	600	1.17%
Multi-Manager Large Cap	2,671	1.17%
Multi-Manager Mid Cap	780	1.17%
Multi-Manager Emerging Markets Debt Opportunity	5,300	1.17%
Multi-Manager High Yield Opportunity	27,600	1.16%

No other Fund had any borrowings or incurred any interest expense during the fiscal year ended March 31, 2015.

5. MANAGEMENT AND OTHER AGREEMENTS

Shareholders of each Fund approved a new management agreement, effective June 30, 2014, between each Fund and NTI (the “Management Agreement”), to provide each Fund with investment advisory and administration services under a single agreement and fee structure. As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rates set forth in the first table below (expressed as a percentage of each Fund’s respective average daily net assets). Prior to June 30, 2014, as compensation for advisory services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at the annual rates set forth in the second table below (expressed as a percentage of each Fund’s respective average daily net assets.) Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Funds at the annual rate of 0.15% of the average daily net assets of each Fund.

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than acquired fund fees and expenses, the Fund’s proportionate share of the increase in compensation paid to each independent Trustee, expenses related to third-party consultants engaged by the Board of Trustees of the Trust, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in

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Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statements of Operations.

At March 31, 2015, the annual management fees and contractual expense limitations for the Funds were based on the following annual rates as set forth in the table below.

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Multi-Manager Emerging Markets Equity	1.30%	1.261%	1.223%	1.35%
Multi-Manager Global Listed Infrastructure	0.90%	0.873%	0.847%	1.00%
Multi-Manager Global Real Estate	1.05%	1.019%	0.988%	1.10%
Multi-Manager International Equity	1.15%	1.116%	1.083%	1.20%
Multi-Manager Large Cap	0.88%	0.854%	0.828%	0.90%
Multi-Manager Mid Cap	0.98%	0.951%	0.922%	1.00%
Multi-Manager Small Cap	1.08%	1.048%	1.017%	1.10%

	CONTRACTUAL ANNUAL MANAGEMENT FEES
	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION	CONTRACTUAL EXPENSE LIMITATIONS
Multi-Manager Emerging Markets Debt Opportunity	0.85%	0.825%	0.80%	0.93%
Multi-Manager High Yield Opportunity	0.85%	0.825%	0.80%	0.90%

Prior to June 30, 2014, the annual advisory fees for the Funds were based on the following annual rates as set forth in the table below. There was no change to the contractual expense limitations described above.

	CONTRACTUAL ANNUAL ADVISORY FEES
	FIRST $1 BILLION	NEXT $1 BILLION	OVER $2 BILLION
Multi-Manager Emerging Markets Equity	1.20%	1.13%	1.08%
Multi-Manager Global Listed Infrastructure	0.80%	0.75%	0.72%
Multi-Manager Global Real Estate	1.10%	1.03%	0.99%
Multi-Manager International Equity	1.10%	1.03%	0.99%
Multi-Manager Large Cap	0.90%	0.85%	0.81%
Multi-Manager Mid Cap	0.90%	0.85%	0.81%
Multi-Manager Small Cap	1.10%	1.03%	0.99%
Multi-Manager Emerging Markets Debt Opportunity	0.75%	0.70%	0.67%

	FIRST $1.5 BILLION	NEXT $1 BILLION	OVER $2.5 BILLION
Multi-Manager High Yield Opportunity	0.80%	0.75%	0.72%

The contractual reimbursement arrangements described above are expected to continue until at least July 31, 2015. The contractual reimbursement arrangements will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangements may be terminated, as to any succeeding Renewal Year, by NTI or a Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

Pursuant to the Management Agreement with the Trust, NTI is responsible for performing and overseeing investment management services to the Funds. In addition to selecting the overall investment strategies of the Funds, NTI oversees and monitors the selection and performance of Sub-Advisers and allocates resources among the Sub-Advisers. The Sub-Advisers manage each Fund’s investment portfolio pursuant to Sub-Advisory Agreements with NTI. NTI manages the cash portion of each Fund as well as the emerging market investments of the Multi-Manager International Equity Fund.

As of March 31, 2015, Axiom International Investors LLC, Oaktree Capital Management, L.P., PanAgora Asset Management, Inc., Pzena Investment Management, LLC, and Westwood Global Investments, LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Equity Fund.

As of March 31, 2015, Brookfield Investment Management Inc. and Lazard Asset Management LLC are the Sub-Advisers for the Multi-Manager Global Listed Infrastructure Fund.

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As of March 31, 2015, Brookfield Investment Management Inc. and Delaware Investments Fund Advisers are the Sub-Advisers for the Multi-Manager Global Real Estate Fund.

As of March 31, 2015, Altrinsic Global Advisors, LLC, EARNEST Partners, LLC, NFJ Investment Group LLC, Northern Cross, LLC and William Blair & Company, L.L.C. are the Sub-Advisers for the Multi-Manager International Equity Fund.

As of March 31, 2015, Delaware Investments Fund Advisers, Huber Capital Management, LLC, Jennison Associates LLC and WestEnd Advisors, LLC are the Sub-Advisers for the Multi-Manager Large Cap Fund.

As of March 31, 2015, Geneva Capital Management Ltd., LSV Asset Management and Systematic Financial Management LP are the Sub-Advisers for the Multi-Manager Mid Cap Fund.

As of March 31, 2015, Cardinal Capital Management L.L.C., Denver Investment Advisors LLC, Hotchkis and Wiley Capital Management LLC, Riverbridge Partners, LLC and Summit Creek Advisors, LLC are the Sub-Advisers for the Multi-Manager Small Cap Fund.

As of March 31, 2015, BlueBay Asset Management LLP and Lazard Asset Management LLC are the Sub-Advisers for the Multi-Manager Emerging Markets Debt Opportunity Fund.

As of March 31, 2015, DDJ Capital Management, LLC, Loomis, Sayles & Company, L.P., and Neuberger Berman Fixed Income LLC are the Sub-Advisers for Multi-Manager High Yield Opportunity Fund.

NTI is responsible for payment of sub-advisory fees to these sub-advisers.

Effective June 30, 2014, as compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets for each of the Funds. Prior to June 30, 2014, Northern Trust received transfer agent fees at an annual rate of 0.10 percent of the average daily net assets, accrued daily and payable monthly. The transfer agent fees are reflected in the Funds’ Statements of Operations.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Funds. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Prior to June 30, 2014, these sub-administration services were paid out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Funds have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Funds’ Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Funds, received no compensation from the Funds under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Funds. The Trust provided a deferred compensation plan for Multi-Manager Funds’ Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Global Tactical Asset Allocation Fund of the Trust and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. RELATED PARTY TRANSACTIONS

Each Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”), each a series of Northern Institutional Funds, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The exemptive order requires the Fund’s Board, including a majority of the independent Trustees, to consider and evaluate the advisory fees and services provided to the Funds by NTI as a result of uninvested cash being invested in the Portfolio. Each Fund bears indirectly a proportionate share of the Portfolio’s operating expenses. These operating expenses include the management, transfer agent and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the Total Annual Portfolio Operating Expenses After Expense Reimbursement as reflected in the Portfolio’s prospectus, which includes, management, transfer agent and custody fees, payable to NTI and/or its affiliates on any

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NOTES TO THE FINANCIAL STATEMENTS continued

assets invested in the Diversified Assets Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse each Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolio. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Fund’s net expense and net investment income ratios is included in each Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2015, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Multi-Manager Emerging Markets Equity	$ —	$630,639	$ —	$1,232,201
Multi-Manager Global Listed Infrastructure	—	1,111,322	—	780,848
Multi-Manager Global Real Estate	—	974,132	—	1,184,436
Multi-Manager International Equity	—	855,305	—	1,687,940
Multi-Manager Large Cap	—	131,008	—	312,928
Multi-Manager Mid Cap	—	481,353	—	695,346
Multi-Manager Small Cap	—	142,085	—	241,149
Multi-Manager Emerging Markets Debt Opportunity	—	316,854	2,050	291,542
Multi-Manager High Yield Opportunity	11,538	316,176	11,549	471,665

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October currency and capital losses for tax purposes, and the timing of income recognition on investments in REIT’s and PFIC’s.

At March 31, 2015, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Multi-Manager Emerging Markets Equity	$267,076	$(156,036)	$111,040	$1,205,011
Multi-Manager Global Listed Infrastructure	96,883	(59,547)	37,336	1,364,964
Multi-Manager Global Real Estate	94,334	(9,349)	84,985	687,652
Multi-Manager International Equity	319,253	(106,113)	213,140	1,671,885
Multi-Manager Large Cap	155,742	(20,032)	135,710	377,958
Multi-Manager Mid Cap	227,075	(13,548)	213,527	599,603
Multi-Manager Small Cap	75,832	(6,871)	68,961	235,193
Multi-Manager Emerging Markets Debt Opportunity	1,048	(4,908)	(3,860)	109,246
Multi-Manager High Yield Opportunity	18,996	(31,019)	(12,023)	536,258

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8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2015 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Multi-Manager Emerging Markets Equity	10,516	$200,441	106	$1,887	(44,371)	$(831,379)	(33,749)	$(629,051)
Multi-Manager Global Listed Infrastructure	40,978	533,572	4,226	52,008	(18,445)	(233,588)	26,759	351,992
Multi-Manager Global Real Estate	4,229	73,299	4,795	76,668	(16,318)	(278,206)	(7,294)	(128,239)
Multi-Manager International Equity	32,698	340,632	179	1,813	(110,644)	(1,178,094)	(77,767)	(835,649)
Multi-Manager Large Cap	9,051	89,011	8,484	77,657	(27,116)	(265,430)	(9,581)	(98,762)
Multi-Manager Mid Cap	10,063	134,036	8,772	108,861	(24,391)	(327,862)	(5,556)	(84,965)
Multi-Manager Small Cap	4,234	44,806	5,502	53,146	(13,392)	(142,231)	(3,656)	(44,279)
Multi-Manager Emerging Markets Debt Opportunity	6,382	63,906	339	3,235	(5,081)	(47,756)	1,640	19,385
Multi-Manager High Yield Opportunity	24,244	253,990	1,627	16,547	(41,220)	(428,646)	(15,349)	(158,109)

Transactions in capital shares for the fiscal year or period ended March 31, 2014, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Multi-Manager Emerging Markets Equity	27,524	$504,720	113	$2,105	(41,608)	$(764,301)	(13,971)	$(257,476)
Multi-Manager Global Listed Infrastructure	61,185	734,888	1,033	11,974	(3,129)	(37,427)	59,089	709,435
Multi-Manager Global Real Estate	10,613	192,138	4,922	79,017	(22,239)	(404,515)	(6,704)	(133,360)
Multi-Manager International Equity	82,844	861,308	243	2,583	(45,000)	(467,827)	38,087	396,064
Multi-Manager Large Cap	5,773	57,144	7,843	75,766	(38,250)	(382,710)	(24,634)	(249,800)
Multi-Manager Mid Cap	9,747	138,858	8,989	120,364	(20,505)	(289,237)	(1,769)	(30,015)
Multi-Manager Small Cap	3,633	41,876	4,558	50,588	(15,326)	(181,929)	(7,135)	(89,465)
Multi-Manager Emerging Markets Debt Opportunity	10,300	103,086	27	268	(280)	(2,790)	10,047	100,564
Multi-Manager High Yield Opportunity	28,630	309,517	2,508	26,556	(33,054)	(355,911)	(1,916)	(19,838)

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NOTES TO THE FINANCIAL STATEMENTS continued

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	AFFILIATE	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES	DIVIDEND INCOME	VALUE, END OF PERIOD
Multi-Manager Emerging Markets Equity	Northern Institutional Funds - Diversified Assets Portfolio	$42,697	$935,096	$947,021	$ —	$ —	$4	$30,772
Multi-Manager Global Listed Infrastructure	Northern Institutional Funds - Diversified Assets Portfolio	52,553	671,953	678,979	—	—	4	45,527
Multi-Manager Global Real Estate	Northern Institutional Funds - Diversified Assets Portfolio	27,968	659,484	652,738	—	—	4	34,714
Multi-Manager International Equity	Northern Institutional Funds - Diversified Assets Portfolio	102,726	1,424,964	1,464,331	—	—	9	63,359
Multi-Manager Large Cap	Northern Institutional Funds - Diversified Assets Portfolio	11,790	567,485	567,570	—	—	2	11,705
Multi-Manager Mid Cap	Northern Institutional Funds - Diversified Assets Portfolio	24,232	468,621	469,706	—	—	3	23,147
Multi-Manager Small Cap	Northern Institutional Funds - Diversified Assets Portfolio	17,904	234,797	240,904	—	—	1	11,797
Multi-Manager Emerging Markets Debt Opportunity	Northern Institutional Funds - Diversified Assets Portfolio	11,363	184,501	188,827	—	—	1	7,037
Multi-Manager High Yield Opportunity	Northern Institutional Funds - Diversified Assets Portfolio	29,369	510,462	523,545	—	—	3	16,286

10. DERIVATIVE INSTRUMENTS

Information concerning the types of derivatives in which the Funds invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of March 31, 2015:

Amounts in thousands		ASSETS			LIABILITIES
	CONTRACT TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE
Multi-Manager Global Listed Infrastructure	Equity contracts	Net unrealized appreciation	$109	*	Net unrealized depreciation	$(3	)*
Multi-Manager International Equity	Equity contracts	Net unrealized appreciation	243	*	Net unrealized depreciation	—
Multi-Manager Large Cap	Equity contracts	Net unrealized appreciation	14	*	Net unrealized depreciation	—
Multi-Manager Mid Cap	Equity contracts	Net unrealized appreciation	391	*	Net unrealized depreciation	—
Multi-Manager Small Cap	Equity contracts	Net unrealized appreciation	100	*	Net unrealized depreciation	—
Multi-Manager High Yield Opportunity	Equity contracts	Net unrealized appreciation	—		Net unrealized depreciation	(144	)*
	Foreign exchange contracts	Unrealized gain on foreign currency exchange contracts	183		Unrealized loss on foreign currency exchange contracts	(27)
*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

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The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. In the event of default where the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the defaulting party, realization of collateral by the Fund may be delayed or limited. In addition, the netting agreements provide the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

As of March 31, 2015, gross amounts of assets and liabilities for forward foreign exchange contracts not offset in the Statements of Assets and Liabilities, related collateral and net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT
Multi-Manager High Yield Opportunity	Bank of America	$34	$ —	$ —	$34
	UBS	149	(27)	$ —	122

	Total	$183	$(27)	$ —	$156

Amounts in thousands				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED	NET AMOUNT
Multi-Manager High Yield Opportunity	UBS		$(27)	$27	$ —	$ —

	Total		$(27)	$27	$ —	$ —

The following tables set forth by primary risk exposure the Funds’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended March 31, 2015:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Multi-Manager Global Listed Infrastructure	Equity contracts	Net realized gains (losses) on futures contracts	$465
Multi-Manager Global Real Estate	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	18
Multi-Manager International Equity	Equity contracts	Net realized gains (losses) on futures contracts	(1,036)
Multi-Manager Large Cap	Equity contracts	Net realized gains (losses) on futures contracts	772
Multi-Manager Mid Cap	Equity contracts	Net realized gains (losses) on futures contracts	1,172
Multi-Manager Small Cap	Equity contracts	Net realized gains (losses) on futures contracts	428
Multi-Manager High Yield Opportunity	Equity contracts	Net realized gains (losses) on futures contracts	(1,098)
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions	418

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NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
	CONTRACT TYPE	STATEMENTS OF OPERATIONS LOCATION	VALUE
Multi-Manager Global Listed Infrastructure	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$21
Multi-Manager International Equity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(366)
Multi-Manager Large Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(20)
Multi-Manager Mid Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	261
Multi-Manager Small Cap	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	112
Multi-Manager Emerging Markets Debt Opportunity	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency transactions	(34)
Multi-Manager High Yield Opportunity	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(105)
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency transactions	167

Volume of derivative activity for the fiscal year ended March 31, 2015*:

	FORWARD FOREIGN EXCHANGE CONTRACTS		FUTURES CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT**
Multi-Manager Global Listed Infrastructure	$ —	$ —	$195	$743
Multi-Manager Global Real Estate	21	850	—	—
Multi-Manager International Equity	—	—	75	8,870
Multi-Manager Large Cap	—	—	47	4,812
Multi-Manager Mid Cap	—	—	32	9,264
Multi-Manager Small Cap	—	—	45	2,319
Multi-Manager High Yield Opportunity	21	1,293	5	8,260

*	Activity during the period is measured by number of trades during the period and average notional amount for forward foreign currency exchange and futures equity and interest rate contracts.

**	Amounts in thousands.

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Funds may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Funds. The maximum exposure to the Funds under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. LEGAL PROCEEDINGS

In December 2007, the Multi-Manager Mid Cap Fund (the “Fund”), as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits, based on fraudulent transfer claims, seeking to recover, or clawback, proceeds received by shareholders, including the Fund, in the December 2007 merger.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al. (the “Creditor Action”), was initiated on October 22, 2010 and is now pending in the U.S. Bankruptcy Court for the Southern District of New York. On January 14, 2014, the U.S. Bankruptcy Court issued a decision and order dismissing (a) the intentional fraudulent transfer claim as to all defendants (without prejudice), (b) the constructive fraudulent transfer claim as to all conduits and non-beneficial owners of Lyondell stock (with prejudice), and (c) the secured lender deficiency claims that had been assigned to the LB Creditor Trust.

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MULTI-MANAGER FUNDS

MARCH 31, 2015

The Court, however, rejected the remaining arguments in the motions to dismiss. It is anticipated that the Creditor Trust will file an amended complaint to replead the intentional fraudulent transfer claim and other claims that were not dismissed.

The second action, Edward S. Weisfelner, as trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et al. (the “Litigation Action”), was initiated as a putative defendant class action on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. The Fund, while not expressly named, is included in the definition of the putative class of defendants. A claim for intentional fraudulent transfer under federal law (i.e., the U.S. Bankruptcy Code) is the only remaining claim in this action. On February 4, 2014, the Court stated that the decision and order issued in the Creditor Action on January 14, 2014 was deemed to apply in the Litigation Action.

The defendants have filed motions to dismiss the plaintiffs’ amended complaint, but no decisions have been rendered on these motions.

Both the Creditor and Litigation Actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds received by the Fund was approximately $2,179,000. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

In 2007, the Fund was also a shareholder of the Tribune Company (“Tribune”). In December of 2007, as a part of a leveraged buy-out transaction (the “LBO”), Tribune was converted from a public company to a privately-held company. Tribune later filed for bankruptcy.

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding (the “Committee Action”) brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune’s bankruptcy proceeding. On June 2, 2011, a second suit was initiated by certain creditors of Tribune in the Delaware Superior Court with respect to claims related to the LBO (Niese et al. v. A.G. Edwards, Inc. et al.), in which Northern Funds was named as a defendant. The indenture trustees, on behalf of certain noteholders of Tribune, filed a third suit and named Northern Funds as a defendant on June 2, 2011 in the U.S. District Court for the Northern District of Illinois (Deutsche Bank Trust Co. et al. v. Ohlson Enterprises et al.). Each of these cases, along with others brought by the indenture trustees and other individual creditors, has now been consolidated into a Multi-District Litigation proceeding, pending in the Southern District of New York (the “District Court”). The cases attempt to “clawback” the proceeds paid out in connection with the LBO. The Tribune bankruptcy plan was confirmed by the U.S. Bankruptcy Court on July 23, 2012, and become effective on December 31, 2012.

The defendants filed motions to dismiss, some of which have been granted by the District Court but have been appealed by the plaintiffs, and some of which have yet to be ruled on by the District Court.

The value of the proceeds received by the Multi-Manager Mid Cap Fund in the LBO was approximately $813,000. The Fund cannot predict the outcome of these proceedings, but an adverse decision could have a material impact on the Fund’s net asset value. The Fund intends to vigorously defend these actions.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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MULTI-MANAGER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Multi-Manager Funds:

We have audited the accompanying statements of assets and liabilities of Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Listed Infrastructure Fund, Multi-Manager Global Real Estate Fund, Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund, Multi-Manager Emerging Markets Debt Opportunity Fund, and Multi-Manager High Yield Opportunity Fund (collectively, the “Funds”), nine separate portfolios of Northern Multi-Manager Funds (the “Trust”), including the schedules of investments, as of March 31, 2015, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the Trust’s custodian, transfer agent, agent banks and brokers; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above as of March 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2015

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MULTI-MANAGER FUNDS

TAX INFORMATION	MARCH 31, 2015 (UNAUDITED)

QUALIFIED DIVIDEND INCOME (QDI) — Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year or period ended March 31, 2015, are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2014:

QDI PERCENTAGE
Multi-Manager Emerging Markets Equity	100.00%
Multi-Manager Global Listed Infrastructure	56.15%
Multi-Manager Global Real Estate	37.56%
Multi-Manager International Equity	100.00%
Multi-Manager Large Cap	42.53%
Multi-Manager Mid Cap	12.56%
Multi-Managers Small Cap	2.79%

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (DRD) — A percentage of the dividends distributed during the fiscal year or period ended for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

CORPORATE DRD PERCENTAGE
Multi-Manager Emerging Markets Equity	0.11%
Multi-Manager Global Listed Infrastructure	12.07%
Multi-Manager Global Real Estate	1.72%
Multi-Manager International Equity	3.82%
Multi-Manager Large Cap	42.23%
Multi-Manager Mid Cap	12.52%
Multi-Managers Small Cap	2.79%

CAPITAL GAIN DISTRIBUTION — The following Funds made capital gain distributions in December 2014, and hereby designated these long-term capital gain distributions as follows (per share):

LONG-TERM CAPITAL GAIN
15%
Multi-Manager Global Listed Infrastructure	$0.3335
Multi-Manager Global Real Estate	1.8995
Multi-Manager Large Cap	1.4354
Multi-Manager Mid Cap	1.8377
Multi-Managers Small Cap	1.8234
Multi-Manager High Yield Opportunity	0.1364

FOREIGN TAX CREDIT — The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Funds as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries are as follows:

	TAXES	INCOME
Multi-Manager Emerging Markets Equity	$0.0476	$0.3850
Multi-Manager Global Listed Infrastructure	$0.0240	$0.2475
Multi-Manager Global Real Estate	$0.0148	$0.1952
Multi-Manager International Equity	$0.0312	$0.2284

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MULTI-MANAGER FUNDS

FUND EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Emerging Markets Debt Opportunity, and Multi-Manager High Yield Opportunity Funds; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled 10/1/14 - 3/31/15 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 93 and 94), if any, in the Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager International Equity, Multi-Manager Emerging Markets Debt Opportunity, and Multi-Manager High Yield Opportunity Funds. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on pages 99 and 100), which may result in different expense ratios in the Financial Highlights. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MULTI-MANAGER EMERGING MARKETS EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/15
Actual	1.35%	$1,000.00	$953.90	$6.58
Hypothetical**	1.35%	$1,000.00	$1,018.20	$6.79

MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/15
Actual	1.00%	$1,000.00	$970.00	$4.91
Hypothetical**	1.00%	$1,000.00	$1,019.95	$5.04

MULTI-MANAGER GLOBAL REAL ESTATE

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/15
Actual	1.11%	$1,000.00	$1,116.30	$5.86
Hypothetical**	1.11%	$1,000.00	$1,019.40	$5.59

MULTI-MANAGER INTERNATIONAL EQUITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/15
Actual	1.21%	$1,000.00	$993.70	$6.01
Hypothetical**	1.21%	$1,000.00	$1,018.90	$6.09

MULTI-MANAGER LARGE CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/15
Actual	0.90%	$1,000.00	$1,048.80	$4.60
Hypothetical**	0.90%	$1,000.00	$1,020.44	$4.53

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MULTI-MANAGER FUNDS

MARCH 31, 2015 (UNAUDITED)

MULTI-MANAGER MID CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/15
Actual	1.00%	$1,000.00	$1,094.40	$5.22
Hypothetical**	1.00%	$1,000.00	$1,019.95	$5.04

MULTI-MANAGER SMALL CAP

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/15
Actual	1.10%	$1,000.00	$1,122.80	$5.82
Hypothetical**	1.10%	$1,000.00	$1,019.45	$5.54

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/15
Actual	0.94%	$1,000.00	$944.20	$4.56
Hypothetical**	0.94%	$1,000.00	$1,020.24	$4.73

MULTI-MANAGER HIGH YIELD OPPORTUNITY

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/15
Actual	0.90%	$1,000.00	$1,008.40	$4.51
Hypothetical**	0.90%	$1,000.00	$1,020.44	$4.53

*	Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Funds’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Multi-Manager Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Multi-Manager Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE FUNDS AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 71 Trustee of Northern Multi-Manager Funds since 2006	•Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; •Director of Big Shoulders Fund since 1997; •Director of Lurie Children’s Hospital since 1998; •Trustee of DePaul University from 1998 to 2009; •Director of Andrew Corporation (a communications product company) from 2006 to 2008.	•Arthur J. Gallagher & Co. (an insurance brokerage company).	55

Edward J. Condon, Jr. Age: 74 Trustee of Northern Multi-Manager Funds since 2006

•Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•Founding Member and Director of the Illinois Venture Capital Association since 2001;

•Member of the Board of Governors of The Metropolitan Club from 2003 to 2014;

•Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•Chairman of the Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		•None	55

Mark G. Doll Age: 65 Trustee of Northern Multi-Manager Funds since 2013

•Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

		•None	55

MULTI-MANAGER FUNDS	110	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

MARCH 31, 2015 (UNAUDITED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE FUNDS AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 71 Chairperson of the Board since 2015 and Trustee of Northern Multi-Manager Funds since 2006	•Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); •Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; •Trustee of Rush University Medical Center since 2007; •Trustee of Wellesley College since 2010.	•None	55

Cynthia R. Plouché Age: 58 Trustee of Northern Multi-Manager Funds since 2014	•Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; •Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006; •Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; •Assessor, Moraine Township, Illinois since January 2014.	•AXA Premier VIP Trust (Registered Investment Company — 29 Portfolios).	55

Casey J. Sylla Age: 71 Trustee of Northern Multi-Manager Funds since 2008	•Board member, University of Wisconsin — Eau Claire Foundation since 2006; •Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	•GATX Corporation (transportation services).	55

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios — 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds.

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MULTI-MANAGER FUNDS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH THE FUNDS AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Anthony P. Pecora Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2015	Chief Compliance Officer and Senior Vice President of Northern Trust Investments, Inc. since 2014; Head of Compliance for Northern Trust Asset Management since 2011; Head of Compliance for ABN AMRO Holding USA LLC from 2010 to 2011; Chief Compliance Officer and Anti-Money Laundering Officer for ABN AMRO Clearing Chicago LLC from 2009 to 2011.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

Richard N. Crabill Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

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MULTI-MANAGER FUNDS

MARCH 31, 2015 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH THE FUNDS AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

Craig R. Carberry, Esq. Age: 54 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

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MULTI-MANAGER FUNDS

APPROVAL OF SUB-ADVISORY AGREEMENT

The Board of Trustees of Northern Multi-Manager Funds (the “Board” or the “Trustees”) oversees and reviews the investment performance and expenses of Northern Multi-Manager Funds at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the sub-advisory agreements among Northern Trust Investments (“NTI”) and the Multi-Manager Funds.

*****

Brookfield Sub-Advisory Agreement

At a regularly scheduled meeting held on November 19-20, 2014 (the “Meeting”), the Trustees, including a majority of the Independent Trustees voting separately, considered and approved a sub-advisory agreement (the “Brookfield Agreement”) between NTI and Brookfield Investment Management Inc. (“Brookfield”) on behalf of the Multi-Manager Global Real Estate Fund (the “Fund”).

In connection with the Meeting, the Trustees reviewed information and written materials from NTI and Brookfield regarding (i) the nature and quality of the services to be provided by Brookfield, including the experience and qualifications of the personnel providing such services; (ii) Brookfield’s financial conditions, history of operations and ownership structure; (iii) Brookfield’s brokerage and soft dollar practices; (iv) Brookfield’s investment strategies and styles of investing; (v) the performance history of Brookfield with respect to accounts or funds managed similarly to the Fund and hypothetical performance information and portfolio attributes; (vi) a summary of Brookfield’s compliance policies and procedures (including its codes of ethics) and the Multi-Manager Funds’ Chief Compliance Officer’s (the “CCO’s”) evaluations of such policies and procedures; (vii) Brookfield’s conflicts of interest, if any, in managing the Fund; and (viii) the terms of the Brookfield Agreement. The Trustees also discussed NTI’s proprietary method for allocating assets among the various sub-advisers and the current allocations among the sub-advisers to the Fund.

In evaluating the Brookfield Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the Trustees relied upon the recommendations and evaluations of NTI with respect to Brookfield.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to Brookfield’s operations, qualifications and experience in managing the type of strategy for which Brookfield was being engaged. The Trustees also reviewed the CCO’s evaluation of Brookfield’s compliance program and the compliance monitoring schedule for Brookfield. The Trustees concluded that Brookfield was able to provide satisfactory services to the Fund.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the Trustees considered that Brookfield would be paid by NTI out of its management fees and not by the Fund. The Trustees also believed, based on the representations of NTI, that the Brookfield Agreement had been negotiated at arm’s length between NTI and Brookfield. The Trustees also considered Brookfield’s fees in relation to its other similar institutional accounts. Finally, the Trustees considered NTI’s representations that the fees to be paid to Brookfield were reasonable in light of the anticipated quality of services to be performed by Brookfield.

While the Trustees considered projected profitability to NTI with respect to the Fund, they did not consider the projected profitability for Brookfield as they did not consider it to be particularly relevant because NTI would be paying Brookfield out of its management fees. The Trustees therefore believed that NTI had an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated the performance information presented with respect to Brookfield and NTI’s evaluation of that performance. Because Brookfield had not previously managed assets of the Fund, the Trustees considered hypothetical performance as provided and calculated by NTI in addition to Brookfield’s actual performance record in the strategy for which it was being engaged. This information was compared to performance information with respect to Brookfield’s applicable benchmarks. It was noted that Brookfield had a particular style that was different than that of the other sub-adviser to the Fund and that its investment style would underperform in various markets. The Trustees concluded, based upon the information provided, that overall Brookfield had satisfactory prior performance records.

Economies of Scale

The Trustees reviewed information prepared by NTI that showed that the levels of aggregate sub-advisory fee rates decreased as the Fund’s assets increased. However, the Trustees generally considered economies of scale with respect to the Fund primarily at the advisory level given that NTI would be paying Brookfield out of their management fees.

Other Benefits

The Trustees considered other benefits to be derived as a result of Brookfield’s relationship with the Fund. These benefits include research and other benefits in connection with brokerage commissions paid by the Fund. The Trustees also considered other

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MULTI-MANAGER FUNDS

MARCH 31, 2015

relationships that Brookfield may have with NTI, including sub-advisory or custodial relationships.

Based on the Trustees’ deliberations and the recommendations by NTI, the Trustees concluded that the fees proposed to be paid to Brookfield were reasonable in light of the services to be provided by it and that the Brookfield Agreement should be approved.

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MULTI-MANAGER FUNDS	118	NORTHERN FUNDS ANNUAL REPORT

MULTI-MANAGER FUNDS

INVESTMENT CONSIDERATIONS

MULTI-MANAGER FUNDS

EMERGING MARKETS DEBT OPPORTUNITY FUND1,3,4,6,9

EMERGING MARKETS EQUITY FUND1,2,4,5

GLOBAL LISTED INFRASTRUCTURE FUND1,2,4,5,7,9

GLOBAL REAL ESTATE FUND2,4,10

HIGH YIELD OPPORTUNITY FUND3,6

INTERNATIONAL EQUITY FUND1,2,4

LARGE CAP FUND2

MID CAP FUND2,8

SMALL CAP FUND2,11

1 Emerging Markets Risk: Markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

2 Equity Market Risk: The value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

3 Fixed Income Market Risk: The market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

4 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

5 Frontier Markets Risk: Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

6 High Yield Risk: The Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value (“NAV”). High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

7 Infrastructure Company Risk: Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or there will be cost overruns; project sponsors will alter their terms making a project no longer economical; macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints will impact projects; special tariffs will be imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.

8 Mid Cap Stock Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent on a particular niche of the market.

9 Non-Diversification Risk: The Fund invests in fewer securities than diversified funds and may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

10 Real Estate Securities/REIT Risk: Investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

11 Small Cap Stock Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

NORTHERN FUNDS ANNUAL REPORT	119	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

MULTI-MANAGER FUNDS	120	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENTS OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	GLOBAL TACTICAL ASSET ALLOCATION FUND

8	NOTES TO THE FINANCIAL STATEMENTS

14	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

15	TAX INFORMATION

16	FUND EXPENSES

17	TRUSTEES AND OFFICERS

22	BENCHMARK INFORMATION

23	INVESTMENT CONSIDERATIONS

24	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Global Tactical Asset Allocation Fund shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Global Tactical Asset Allocation Fund prospectus, which contains complete information about Northern Global Tactical Asset Allocation Fund’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value (NAV) assuming reinvestment of all dividends and distributions.

Performance of the Fund is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, the Northern Global Tactical Asset Allocation Fund’s performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of the Northern Global Tactical Asset Allocation Fund in the future. These statements are based on Northern Global Tactical Asset Allocation Fund management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Global Tactical Asset Allocation Fund management strategies from those currently expected to be employed.

Northern Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN FUNDS ANNUAL REPORT	1	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month reporting period ended March 31, 2015, interest rates worldwide continued their path downward. The 10-year U.S. Treasury fell to 1.92% versus 2.72% at the start of the period. Even more striking was the rate of decline in Europe, as illustrated by the 10-year German Bund, which fell to 0.18% versus 1.57% 12 months earlier. The monetary policy dynamics driving these interest rate differentials, with the Federal Reserve becoming less accommodative while the European Central Bank and Bank of Japan each kept its foot on the pedal, led to an impressive 23% rise in the U.S. dollar relative to other major currencies.

The rise of the U.S. dollar had a significant impact on dollar-denominated returns of non-U.S. equities over the period. Overseas developed equity markets returned -1.39% as gauged by the MSCI World ex-U.S. Index, versus the MSCI U.S. Index return of 12.90%. However, in local currency terms, developed ex-U.S. equities actually outperformed U.S. equities, 13.8% vs. 12.9%. The story was similar with emerging markets as reflected in the MSCI Emerging Market Index, which saw U.S. dollar returns of 0.8% as against local currency returns of 10.9%. Real asset returns varied greatly, with strong returns for global REITs, moderate returns for global-listed infrastructure stocks and negative returns from natural resources issues. The weakness in natural resources also negatively impacted high-yield fixed income, which has notable exposure to the energy sector.

The Global Tactical Asset Allocation Fund returned 2.51% during the reporting period, lagging the 5.64% return of its blended benchmark, the Asset Allocation Blend Index (Blend Index). The largest detractor from relative performance came from factor-based strategies, in particular exposure to small-cap and value companies. These pressures were mitigated as the period progressed, and the Fund diversified its factor exposure to include quality high-dividend-paying stocks. From an asset allocation perspective, the Fund reallocated more toward U.S. dollar-denominated assets and slightly decreased its overweight to risk assets during the period. Relative to its strategic norms, the Fund is currently overweight U.S. equities and high yield, funded by underweights to developed ex-U.S. equities, emerging market equities and investment-grade fixed income.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended March 31, 2015
TOTAL RETURN	ONE YEAR	FIVE YEAR	TEN YEAR	SINCE INCEPTION
GLOBAL TACTICAL ASSET ALLOCATION	2.51%	7.39%	5.15%	6.36%
BLEND INDEX	5.64	7.44	6.19	6.94
MSCI ACWI INDEX	5.42	8.93	6.40	7.19
BARCLAYS U.S. AGGREGATE BOND INDEX	5.72	4.41	4.93	5.75

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com.

GROWTH OF A $10,000 INVESTMENT

Information about Benchmarks and Investment Considerations can be found on page 22 and page 23.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio composition is subject to change.

Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees.

**	The Blend Index consists of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

PORTFOLIO MANAGERS

BOB BROWNE With Northern Trust since 2009
DANIEL J. PHILLIPS With Northern Trust since 2005
JIM McDONALD With Northern Trust since 2001

FUND FACTS (as of 3/31/15)

TICKER SYMBOL	BBALX
INCEPTION DATE	7/1/93
NET ASSETS	$79 MILLION
NET ASSET VALUE	$12.20
DIVIDEND SCHEDULE	QUARTERLY
GROSS EXPENSE RATIO(1)	0.87%
NET EXPENSE RATIO(1)	0.66%

(1)	The expense ratios presented are based on the expense ratios as reported in the Fund’s current prospectus, which may differ from the expense ratios presented in the Fund’s financial highlights.

*	Prior to August 1, 2011, the Fund operated as the Northern Institutional Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”). On August 1, 2011, the Predecessor Fund was reorganized into the Fund, a newly created series of Northern Funds with the same investment objective and policies as the Predecessor Fund. In connection with the reorganization, the performance record of the Predecessor Fund was carried over to the Fund. The Predecessor Fund’s investment strategy changed from a traditional balanced fund to an asset allocation fund, operating as a fund of funds, on April 1, 2008.

GLOBAL TACTICAL ASSET ALLOCATION FUND	2	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES	MARCH 31, 2015

Amounts in thousands, except per share data	GLOBAL TACTICAL ASSET ALLOCATION FUND
ASSETS:
Investments in affiliates, at value	$79,350
Dividend income receivable	21
Receivable for fund shares sold	27
Receivable from investment adviser	3
Prepaid and other assets	1
Total Assets	79,402
LIABILITIES:
Payable for fund shares redeemed	10
Payable to affiliates:
Management fees (Note 5)	4
Custody and accounting fees	2
Shareholder servicing fees	2
Trustee fees	4
Accrued other liabilities	35
Total Liabilities	57
Net Assets	$79,345
ANALYSIS OF NET ASSETS:
Capital stock	$74,298
Accumulated undistributed net investment income	199
Accumulated undistributed net realized gain	626
Net unrealized appreciation	4,222
Net Assets	$79,345
Shares Outstanding ($.0001 par value, unlimited shares authorized):	6,504
Net Asset Value, Redemption and Offering Price Per Share:	$12.20
Investments in affiliates, at cost	$75,128

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	3	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED MARCH 31, 2015

Amounts in thousands	GLOBAL TACTICAL ASSET ALLOCATION FUND
INVESTMENT INCOME:
Dividend income from investments in affiliates	$1,810
Total Investment Income	1,810
EXPENSES:
Management fees (Note 5)	140
Investment advisory fees (Note 5)	52
Administration fees (Note 5)	31
Custody fees	23
Accounting fees	7
Transfer agent fees	30
Blue sky fees	20
SEC fees	6
Printing fees	52
Audit fees	18
Legal fees	15
Shareholder servicing fees	10
Trustee fees	19
Other	11
Total Expenses	434
Less waivers of investment advisory fees	(21)
Less expenses reimbursed by investment adviser	(197)
Net Expenses	216
Net Investment Income	1,594
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on investments	27
Net realized gains on investments in affiliates(1)	4,871
Net change in unrealized depreciation on investments in affiliates	(4,366)
Net Gains	532
Net Increase in Net Assets Resulting from Operations	$2,126

(1)	Amount includes capital gain distributions from affiliated funds of $208.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	4	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED MARCH 31,

	GLOBAL TACTICAL ASSET ALLOCATION FUND
Amounts in thousands	2015	2014
OPERATIONS:
Net investment income	$1,594	$1,317
Net realized gains	4,898	310
Net change in unrealized appreciation (depreciation)	(4,366)	4,737
Net Increase in Net Assets Resulting from Operations	2,126	6,364
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions	(2,392)	12,557
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(2,392)	12,557
DISTRIBUTIONS PAID:
From net investment income	(1,406)	(1,367)
From net realized gains	(574)	–
Total Distributions Paid	(1,980)	(1,367)
Total Increase (Decrease) in Net Assets	(2,246)	17,554
NET ASSETS:
Beginning of year	81,591	64,037
End of year	$79,345	$81,591
Accumulated Undistributed Net Investment Income	$199	$11

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	5	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

GLOBAL TACTICAL ASSET ALLOCATION FUND*	SHARES/CLASS A SHARES
Selected per share data	FISCAL YEAR ENDED MARCH 31, 2015		FISCAL YEAR ENDED MARCH 31, 2014		FISCAL YEAR ENDED MARCH 31, 2013		FOUR MONTHS ENDED MARCH 31, 2012		FISCAL YEAR ENDED NOV. 30, 2011		FISCAL YEAR ENDED NOV. 30, 2010(1)
Net Asset Value, Beginning of Period	$12.20		$11.40		$10.61		$9.97		$9.80		$9.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.24		0.20		0.21		0.10		0.24	(2)	0.23
Net realized and unrealized gains	0.06		0.81		0.79		0.63		0.19		0.47
Total from Investment Operations	0.30		1.01		1.00		0.73		0.43		0.70
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)		(0.21)		(0.21)		(0.09)		(0.26)		(0.23)
From net realized gains	(0.09)		–		–		–		–		–
Total Distributions Paid	(0.30)		(0.21)		(0.21)		(0.09)		(0.26)		(0.23)
Net Asset Value, End of Period	$12.20		$12.20		$11.40		$10.61		$9.97		$9.80
Total Return(3)	2.51%		8.96%		9.60%		7.42%		4.37%		7.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$79,345		$81,591		$64,037		$35,194		$26,373		$13,518
Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits(5)	0.26	%(6)	0.25	%(6)	0.25	%(6)	0.26	%(6)	0.25	%(6)	0.25%
Expenses, before waivers, reimbursements and credits(5)	0.53%		0.75%		0.91%		1.01%		1.50%		1.03%
Net investment income, net of waivers, reimbursements and credits	1.95	%(6)	1.79	%(6)	2.02	%(6)	3.12	%(6)	2.58	%(2)(6)	2.49%
Net investment income, before waivers, reimbursements and credits	1.68%		1.29%		1.36%		2.37%		1.33	%(2)	1.71%
Portfolio Turnover Rate	51.55%		23.95%		73.25%		14.46%		76.63%		87.17%

(1)	Net investment income for the fiscal year ended was calculated using the average shares outstanding method.
(2)	The net investment income per share and net investment income ratios include a one-time voluntary contribution of approximately $36,000 relating to shareholder servicing fees earned by Northern Trust, which represents 0.22 percent of average net assets and $0.02 of net investment income per share for the fiscal year ended November 30, 2011.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for period less than one year.
(4)	Annualized for periods less than one year.
(5)	Expense ratios reflect only the direct expenses of the Fund and not any expenses associated with the underlying funds.
(6)	The net expenses and net investment income ratios include additional reimbursements of management or advisory fees, as applicable, incurred in connection with the investment of uninvested cash in affiliated money market funds of less than $1,000, which represent less than 0.005 percent of average net assets for the fiscal years ended March 31, 2015, 2014 and 2013, the four months ended March 31, 2012 and the fiscal year ended November 30, 2011, respectively. Absent the additional reimbursement, net investment income and reimbursements would have been decreased and net expenses increased by a corresponding amount.

*	As of the close of business August 1, 2011, the assets and liabilities of the Global Tactical Asset Allocation Portfolio (the “Predecessor Fund”), an investment portfolio of the Northern Institutional Funds, were transferred to the Fund pursuant to a plan of reorganization approved by the Predecessor Fund’s Board of Trustees on February 17, 2011 (the “Reorganization”). Prior to the Reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund and therefore information for the periods prior to and including August 1, 2011 relates to the Predecessor Fund.

See Notes to the Financial Statements.

GLOBAL TACTICAL ASSET ALLOCATION FUND	6	NORTHERN FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GLOBAL TACTICAL ASSET ALLOCATION FUND	MARCH 31, 2015

	NUMBER OF SHARES	VALUE (000s)
FUND ALLOCATION – INVESTMENT COMPANIES – 100.0%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (1)	127,918	$3,176

FlexShares International Quality Dividend Index Fund (1)	252,919	6,318

FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund (1)	52,822	3,176

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (1)	64,938	3,254

FlexShares Morningstar Global Upstream Natural Resources Index Fund (1)	52,045	1,552

FlexShares Morningstar U.S. Market Factor Tilt Index Fund (1)	141,571	12,547

FlexShares Quality Dividend Index Fund (1)	340,543	12,484

FlexShares STOXX Global Broad Infrastructure Index Fund (1)	52,002	2,333

Northern Funds – Bond Index Fund (1)	1,954,719	21,189

Northern Funds – Global Real Estate Index Fund (1)	228,891	2,383

Northern Funds – High Yield Fixed Income Fund (1)	1,428,335	10,170

Northern Institutional Funds – Diversified Assets Portfolio, 0.01% (1)	767,594	768
Total Investment Companies
(Cost $75,128)		79,350

Total Investments – 100.0%
(Cost $75,128)		79,350

Liabilities less Other Assets – 0.0%		(5)
NET ASSETS – 100.0%		$79,345

(1)	Investment in affiliated fund. Northern Trust Investments, Inc. is the investment adviser to the Fund and the investment adviser to other Northern Funds, Northern Institutional Funds and FlexShares Trust.

NF – Northern Funds

NIF – Northern Institutional Funds

TIPS – Treasury Inflation Protected Securities

Percentages shown are based on Net Assets. The classifications shown on the Schedule of Investments and in the tables are unaudited.

At March 31, 2015, the asset class weightings (unaudited) for the Fund were:

ASSET CLASS	WEIGHT	INVESTMENT VEHICLE
U.S. Equity	15.8%	FlexShares Morningstar U.S. Markets Factor Tilt Index
Non U.S. Equity – Developed	4.0	FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index
Non U.S. Equity – Emerging	4.1	FlexShares Morningstar Emerging Markets Factor Tilt Index
Global Real Estate	3.0	NF Global Real Estate Index
U.S. Bonds – High Yield	12.8	NF High Yield Fixed Income
U.S. Bonds – Intermediate	26.7	NF Bond Index
U.S. Bonds – Inflation Protected	4.0	FlexShares iBoxx 5-Year Target Duration TIPS Index
International Quality Dividend	8.0	FlexShares International Quality Dividend Index
Quality Dividend	15.7	FlexShares Quality Dividend Index
Global Infrastructure	2.9	FlexShares STOXX Global Board Infrastructure Index
Global Natural Resources	2.0	FlexShares Morningstar Global Upstream Natural Resources Index
Cash	1.0	NIF Diversified Assets

Total	100.0%

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy as of March 31, 2015:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investment Companies	$79,350	$–	$–	$79,350

The Fund discloses all transfers between levels based on valuations at the end of each reporting period.

At March31, 2015,there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on March 31, 2014.

See Notes to the Financial Statements.

NORTHERN FUNDS ANNUAL REPORT	7	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers 47 funds as of March 31, 2015, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Global Tactical Asset Allocation Fund (the “Fund”) is a separate, diversified investment portfolio of the Trust. The Fund seeks to provide long-term capital appreciation and current income by investing primarily in shares of a combination of underlying mutual funds and exchange-traded funds (“ETFs”) for which Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, or an affiliate of NTI acts as investment adviser. The Fund also may invest in other unaffiliated mutual funds and ETFs (together with affiliated underlying funds and ETFs, the “Underlying Funds”) and other securities and investments not issued by mutual funds.

NTI is a subsidiary of The Northern Trust Company (“Northern Trust”). Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”), or “U.S. GAAP.” The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central Time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central Time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time.

Shares of open-end investment companies, other than ETFs, are valued at their NAV. Short-term investments with a maturity of 60 days or less are valued at their amortized cost, which NTI, as authorized by the Fund’s Board of Trustees (the “Board”), has determined approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by NTI under the supervision of the Board. The Trust, in its discretion, may make adjustments to the prices of securities held by the Fund if an event occurs after the publication of fair values normally used by the Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and U.S. GAAP. This may occur particularly with respect to certain foreign securities held by the Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated.

Northern Trust’s Pricing Unit (the “NT Pricing Unit”) is responsible for supplying a value for each portfolio security used in the NAV computations. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Fund’s Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and Fund Administration and NTI’s Compliance and Risk Management groups. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it

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MARCH 31, 2015

deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

The use of fair valuation involves the risk that the values used by the Fund to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedule of Investments represent the 7-day yield for money market funds. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

C) EXPENSES The Fund is charged for those expenses that are directly attributable to the Fund. Expenses incurred which do not specifically relate to the Fund are allocated among all funds in the Trust in proportion to each fund’s relative net assets. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.

D) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Fund may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values per share of the Fund. At March 31, 2015, the Fund did not have any such reclassifications.

E) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Fund for the four month period ended March 31, 2012. Consequently, capital losses incurred by the Fund in taxable years beginning with the taxable period ended March 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Fund in taxable years beginning before the taxable period ended March 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable period ended March 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had approximately $3,511,000 of capital loss carryforwards that were utilized in the current fiscal year.

At March 31, 2015, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS	UNREALIZED GAINS
Global Tactical Asset Allocation	$202	$920	$3,928

*	Ordinary income includes short-term capital gains, if any.

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NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year ended March 31, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$1,406	$574

*	Ordinary income includes short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended March 31, 2014, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
Global Tactical Asset Allocation	$1,367	$ —

*	Ordinary income includes short-term capital gains, if any.

As of March 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund’s federal tax returns filed for the four month period ended March 31, 2012, the fiscal year ended March 31, 2013 and the fiscal year ended March 31, 2014 remain subject to examination by the Internal Revenue Service. Interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Fund will be recorded as Interest expense on the Statement of Operations.

3. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (together, “Service Organizations”) under which the Service Organizations agree to provide certain administrative support services and, in some cases, personal and account maintenance services for their customers, whom are beneficial owners of shares of the Fund. As compensation for services provided pursuant to the Service Plan, the Service Organizations receive a fee at an annual rate of up to 0.25 percent of the average daily net assets of the Fund beneficially owned by their customers. Service Plan expenses are included in the Statement of Operations under Shareholder servicing fees for the fiscal year ended March 31, 2015. There were no shareholder servicing fees paid to Northern Trust or its affiliates during the fiscal year ended March 31, 2015.

4. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on November 25, 2013, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.07 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At a meeting held on November 20, 2014, the Board approved an agreement with JPMorgan Chase Bank, N.A. that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 24, 2014 and will expire on November 23, 2015, unless renewed.

At March 31, 2015, the Fund did not have any outstanding borrowings.

When utilized, the average dollar amount of the borrowings and the weighted average interest rate for the fiscal year ended March 31, 2015, on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
Global Tactical Asset Allocation	$700	1.16%

5. MANAGEMENT AND OTHER AGREEMENTS

Shareholders of the Fund approved a new management agreement, effective June 30, 2014, between the Fund and NTI (the “Management Agreement”), to provide the Fund with investment advisory and administration services under a single agreement and fee structure. As compensation for advisory (asset allocation) and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate set forth in the first table below (expressed as a percentage of the Fund’s average daily net assets). Prior to June 30, 2014, as compensation for advisory (asset allocation) services and the assumption of related expenses, NTI was entitled to an advisory fee, computed daily and payable monthly, at the annual rate set forth in the second table below (expressed as a percentage of the Fund’s average daily net assets.) Prior to June 30, 2014, NTI, as administrator, was also entitled to an administration fee from the Funds at the annual rate of 0.15% of the average daily net assets of the Fund.

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MARCH 31, 2015

NTI has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses, the Fund’s proportionate share of the increase in compensation paid to each independent Trustee, expenses related to third-party consultants engaged by the Board of Trustees of the Trust, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, extraordinary expenses and interest) as shown on the accompanying Statement of Operations, to adhere to the expense limitations set forth below. The amount of the reimbursement is included in Less expenses reimbursed by investment adviser as a reduction to Total Expenses in the Statement of Operations.

At March 31, 2015, the annual advisory fees and contractual expense limitations expressed as a percentage of average daily net assets of the Fund were as follows:

	CONTRACTUAL
	ANNUAL MANAGEMENT FEES	EXPENSE LIMITATIONS
Global Tactical Asset Allocation	0.23%	0.25%

Prior to June 30, 2014, the annual advisory fee for the Fund was based on the annual rate set forth in the table below. There was no change to the contractual expense limitations described above.

	ANNUAL ADVISORY FEE	LESS CONTRACTUAL WAIVER	ADVISORY FEE AFTER WAIVER
Global Tactical Asset Allocation	0.25%	0.10%	0.15%

The contractual reimbursement arrangement described in the first table above is expected to continue until at least July 31, 2015. The contractual reimbursement arrangement will continue automatically for periods of one year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Fund upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Fund if it determines that it is in the best interest of the Fund and its shareholders.

Effective June 30, 2014, as compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, computed daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets outstanding for the Fund. Prior to June 30, 2014, Northern Trust received transfer agent fees at an annual rate of 0.10 percent of the average daily net assets, accrued daily and payable monthly. Transfer agent fees are reflected on the Statement of Operations.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Fund. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees. Prior to June 30, 2014, these sub-administration services were paid out of NTI’s administration fees.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Fund has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. Custodian credits, if any, are reflected as Less custodian credits in the Fund’s Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Fund, received no compensation from the Fund under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Fund. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or the Fund and/or, at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

6. INVESTMENT IN NORTHERN INSTITUTIONAL FUNDS-DIVERSIFIED ASSETS PORTFOLIO

The Fund currently invests uninvested cash in the Diversified Assets Portfolio (the “Portfolio”), a series of Northern Institutional Funds, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The exemptive order requires the Fund’s Board, including a majority of the independent Trustees, to consider and evaluate the advisory fees and services provided to the Fund by NTI as a result of uninvested cash being invested in the Portfolio. The Fund bears indirectly a proportionate share of the Portfolio’s operating

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NOTES TO THE FINANCIAL STATEMENTS continued

expenses. These operating expenses include the management, transfer agent and custody fees that the Portfolio pays to NTI and/or its affiliates. Currently, the Total Annual Portfolio Operating Expenses After Expense Reimbursement as reflected in the Portfolio’s prospectus, which includes, management, transfer agent and custody fees, payable to NTI and/or its affiliates on any assets invested in the Diversified Assets Portfolio is 0.35 percent of average daily net assets. However, pursuant to the exemptive order, to the extent of any duplicative advisory fees and services, NTI will reimburse the Fund for a portion of the management fees attributable to advisory services otherwise payable by the Fund on any assets invested in the Portfolio. This reimbursement is included in Less expenses reimbursed by the investment adviser as a reduction to Total Expenses in the Statement of Operations. This reimbursement’s impact on the Fund’s net expense and net investment income ratios is included in the Fund’s Financial Highlights.

7. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2015, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

	PURCHASES	SALES
Amounts in thousands	OTHER	OTHER
Global Tactical Asset Allocation	$41,983	$44,732

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2015, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION		NET APPRECIATION	COST BASIS OF SECURITIES
Global Tactical Asset Allocation	$4,764		$(836)	$3,928	$75,422

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Shares	1,635	$20,085	138	$1,688	(1,959)	$(24,165)	(186)	$(2,392)

Transactions in capital shares for the fiscal year ended March 31, 2014, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN SHARES	NET INCREASE IN NET ASSETS
Shares	2,270	$26,574	93	$1,088	(1,291)	$(15,105)	1,072	$12,557

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MARCH 31, 2015

9. INVESTMENTS IN AFFILIATES

Transactions in affiliated investments for the fiscal year ended March 31, 2015, were as follows:

Amounts in thousands	VALUE, BEGINNING OF PERIOD	PURCHASES	SALES PROCEEDS	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET REALIZED GAINS (LOSSES)	DIVIDEND INCOME	VALUE, END OF PERIOD
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	$3,209	$310	$320	$3	$(17)	$31	$3,176
FlexShares International Quality Dividend Index Fund	—	6,685	251	(115)	(1)	64	6,318
FlexShares Morningstar Developed Markets ex-U.S. Factor Tilt Index Fund	16,348	1,357	13,439	(2,305)	1,215	94	3,176
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	4,978	345	1,974	(79)	(16)	63	3,254
FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,638	213	55	(247)	3	43	1,552
FlexShares Morningstar U.S. Market Factor Tilt Index Fund	22,477	3,168	13,991	(2,648)	3,541	166	12,547
FlexShares Quality Dividend Index Fund	—	13,119	1,559	881	43	172	12,484
FlexShares STOXX Global Broad Infrastructure Index Fund	2,435	45	248	82	19	69	2,333
Northern Funds — Bond Index Fund	8,490	14,340	2,029	446	(43)	387	21,189
Northern Funds — Global Real Estate Index Fund	2,422	182	482	249	12	64	2,383
Northern Funds — High Yield Fixed Income Fund	10,545	1,558	1,239	(635)	134	606	10,170
Northern Funds — Short Bond Fund	8,501	661	9,145	2	(19)	51	—
Northern Institutional Funds — Diversified Assets Portfolio	536	16,764	16,532	—	—	—	768
	$81,579	$58,747	$61,264	$(4,366)	$4,871	$1,810	$79,350

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. The maximum exposure to the Fund under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements were issued. There are no recognized or non-recognized subsequent events relevant for financial statement disclosure, other than the item noted below.

Effective April 17, 2015, as part of the Fund’s principal investment strategies, the Fund may invest directly in derivatives, including but not limited to forward currency exchange contracts, futures contracts and options on futures contracts, for hedging purposes.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Northern Funds:

We have audited the accompanying statement of assets and liabilities of Global Tactical Asset Allocation Fund (the “Fund”), one of the portfolios constituting Northern Funds (the “Trust”), including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period from December 1, 2011 to March 31, 2012, and for the year ended November 30, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund’s financial highlights for the period ended prior to November 30, 2011 was audited by other auditors whose report, dated January 24, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the Trust’s custodian, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Tactical Asset Allocation Fund as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period from December 1, 2011 to March 31, 2012, and for the year ended November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 22, 2015

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GLOBAL TACTICAL ASSET ALLOCATION FUND

TAX INFORMATION	MARCH 31, 2015 (UNAUDITED)

CORPORATE DIVIDENDS-RECEIVED DEDUCTION – A percentage of the dividends distributed during the fiscal year ended March 31, 2015 for the Fund qualifies for the dividends-received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
Global Tactical Asset Allocation	21.35%

QUALIFIED DIVIDEND INCOME – Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2014:

Fund	QUALIFIED DIVIDEND PERCENTAGE
Global Tactical Asset Allocation	36.88%

CAPITAL GAIN DISTRIBUTION – The Fund made capital gain distributions in December 2014, and hereby designated these long-term capital gain distributions as follows:

LONG-TERM CAPITAL GAIN
Fund	15%
Global Tactical Asset Allocation	$0.089898

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FUND EXPENSES	MARCH 31, 2015 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 10/1/14 - 3/31/15” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The information does not reflect reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds which may result in different expense ratios in the Financial Highlights.

GLOBAL TACTICAL ASSET ALLOCATION

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/2014	ENDING ACCOUNT VALUE 3/31/2015	EXPENSES PAID* 10/1/2014 - 3/31/2015
Actual	0.26%	$1,000.00	$1,020.20	$1.31
Hypothetical**	0.26%	$1,000.00	$1,023.64	$1.31

*	Expenses are calculated using the Fund’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (182); and then dividing that result by the number of days in the current fiscal year (365). Expenses ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

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GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS	MARCH 31, 2015 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. The Northern Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-595-9111.

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

William L. Bax Age: 71 Trustee of Northern Funds since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Big Shoulders Fund since 1997; • Director of Lurie Children’s Hospital since 1998; • Trustee of DePaul University from 1998 to 2009; • Director of Andrew Corporation (a communications product company) from 2006 to 2008.	• Arthur J. Gallagher & Co. (an insurance brokerage company).	55

Edward J. Condon, Jr. Age: 74 Trustee of Northern Funds since 2000

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Governors of The Metropolitan Club from 2003 to 2014;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of the Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

		• None	55

Mark G. Doll Age: 65 Trustee of Northern Funds since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

		• None	55

NORTHERN FUNDS ANNUAL REPORT	17	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued

INDEPENDENT TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Sandra Polk Guthman Age: 71 Chairperson of the Board of each Trust since 2015 and Trustee of Northern Funds since 2000	• Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation); • Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014; • Trustee of Rush University Medical Center since 2007; • Trustee of Wellesley College since 2010.	• None	55

Cynthia R. Plouché Age: 58 Trustee of Northern Funds since 2014	• Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; • Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006; • Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients; • Assessor, Moraine Township, Illinois since January 2014.	• AXA Premier VIP Trust (Registered Investment Company — 29 portfolios).	55

Casey J. Sylla Age: 71 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin — Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).	55

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios — 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds.

GLOBAL TACTICAL ASSET ALLOCATION FUND	18	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2015 (UNAUDITED)

INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)	NUMBER OF FUNDS OVERSEEN IN FUND COMPLEX(4)

Stephen N. Potter(5) Age: 58 Trustee of Northern Funds since 2008	• President, Northern Trust Asset Management since 2008; • Chairman and President of Northern Trust Investments, Inc. since March 2008; • President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009; • Director of The Northern Trust Company of Connecticut from July 2009 to December 2013; • Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009; • Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012.	• None	46

Mary Jacobs Skinner, Esq.(5) Age: 57 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None	46

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	The Northern mutual funds complex consists of 55 portfolios – 47 portfolios of Northern Funds, including 9 Multi-Manager Funds, and 8 portfolios of Northern Institutional Funds. Mr. Potter and Ms. Skinner oversee 46 portfolios in the complex – 38 portfolios of the Trust and 8 portfolios of Northern Institutional Funds.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

NORTHERN FUNDS ANNUAL REPORT	19	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST
NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 58 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Anthony P. Pecora Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Interim Chief Compliance Officer since 2015	Chief Compliance Officer and Senior Vice President of Northern Trust Investments, Inc. since 2014; Head of Compliance for Northern Trust Asset Management since 2011; Head of Compliance for ABN AMRO Holding USA LLC from 2010 to 2011; Chief Compliance Officer and Anti-Money Laundering Officer for ABN AMRO Clearing Chicago LLC from 2009 to 2011.

Darlene Chappell Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal E. Rein Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010.

Michael J. Pryszcz Age: 48 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010.

Richard N. Crabill Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011.

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010.

GLOBAL TACTICAL ASSET ALLOCATION FUND	20	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

MARCH 31, 2015 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Craig R. Carberry, Esq. Age: 54 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company since July 2014; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000 to 2014; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) and FlexShares Trust since 2011.

Owen T. Meacham, Esq. Age: 44 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company since 2011; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds Inc. since 2010; Assistant Secretary of Ashmore Funds since 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NORTHERN FUNDS ANNUAL REPORT	21	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

BENCHMARK INFORMATION

Asset Allocation Blend Index (Blend Index) consists of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index. It is not possible to invest directly in an index.

Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed rate, taxable, investment-grade fixed income securities with remaining maturities of one year and longer.

MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid cap securities in the global developed and emerging markets.

GLOBAL TACTICAL ASSET ALLOCATION FUND	22	NORTHERN FUNDS ANNUAL REPORT

GLOBAL TACTICAL ASSET ALLOCATION FUND

INVESTMENT CONSIDERATIONS

GLOBAL TACTICAL ASSET ALLOCATION FUND1,2,3,4

1 Asset Allocation Risk: The selection by the Fund’s portfolio manager of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments may cause the Fund to underperform other funds with similar investment objectives.

2 Foreign Securities Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial and regulatory factors. Foreign governments may also impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

3 Market Risk: The value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

4 Underlying Fund Risk: The Fund’s investment performance and its ability to achieve its investment objective are directly tied to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

NORTHERN FUNDS ANNUAL REPORT	23	GLOBAL TACTICAL ASSET ALLOCATION FUND

GLOBAL TACTICAL ASSET ALLOCATION FUND

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Funds’ Proxy Voting Policies and Procedures and the Fund’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Funds Center at 800-595-9111.

GLOBAL TACTICAL ASSET ALLOCATION FUND	24	NORTHERN FUNDS ANNUAL REPORT

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Northern Funds’ Board of Trustees and Northern Multi-Manager Funds’ Board of Trustees have each determined that the Board of Trustees has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm, related to the registrant. Deloitte billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years ended March 31st as follows:

	2015					2014
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$794,300		$0	$1,817,000	(3)	$787,200		$0	$2,393,000	(3)

(b) Audit-Related Fees	$159,330	(1)	$0	$109,000	(4)	$165,460	(1)	$0	$810,000	(4)

(c) Tax Fees	$141,600	(2)	$0	$4,543,000	(5)	$137,280	(2)	$0	$1,220,000	(5)

(d) All Other Fees	$0		$0	$552,000	(6)	$0		$0	$1,600,000	(7)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review, RIC tax return review and deferred compensation arrangement consultation.
(3)	Amounts relate to audit fees on The Northern Trust Company sponsored funds.
(4)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited, agreed upon procedures for The Northern Trust Company, and other attestation engagements.
(5)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(6)	Amounts relate to Compliance review, NT Corporate Social Responsibility, BASAL Committee support, and other consulting services.
(7)	Amounts relate to internal audit services, NT Sustainability Assurance, Hedge Fund Services compliance monitoring system, and other consulting services.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the fiscal years ended March 31, 2015 and March 31, 2014 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to each of the Northern Funds’ and the Northern Multi-Manager Funds’ Amended and Restated Audit Committee Charters both adopted on August 3, 2006 and amended on May 7, 2009, November 4, 2011, November 8, 2012 and August 22, 2013, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by Deloitte for services rendered to the registrant and service affiliates for the last two fiscal years were $5,204,000 and $3,630,000 for 2015 and 2014, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The Northern Funds’ and Northern Multi-Manager Funds’ Audit Committees have each considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Northern Funds’ Board of Trustees and Northern Multi-Manager Funds’ Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on June 3, 2011 (Accession Number 0001193125-11-158309).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Funds

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: June 4, 2015

By	/s/ Randal E. Rein
Randal E. Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: June 4, 2015